Prospectus
February 27, 2015
Global Equity Funds
•	Voya Global Equity Dividend Fund
Class/Ticker: A/IAGEX; B/IBGEX; C/ICGEX; I/IGEIX; O/IDGEX; W/IGEWX
•	Voya Global Natural Resources Fund
Class/Ticker: A/LEXMX; I/IRGNX; W/IGNWX
•	Voya Global Real Estate Fund
Class/Ticker: A/IGLAX; B/IGBAX; C/IGCAX; I/IGLIX; O/IDGTX; R/IGARX; W/IRGWX
Global/International Fixed-Income Fund
•	Voya Global Bond Fund
Class/Ticker: A/INGBX; B/IGBBX; C/IGBCX; I/IGBIX; O/IGBOX; P*/IGBPX; R/IGBRX; W/IGBWX
International Equity Funds
•	Voya Emerging Markets Equity Dividend Fund
Class/Ticker: A/IFCAX; B/IFCBX; C/IFCCX; I/IFCIX; O/IFCOX; W/IFCWX
•	Voya Global Value Advantage Fund
Class/Ticker: A/NAWGX; B/NAWBX; C/NAWCX; I/NAWIX; W/IGVWX
•	Voya International Core Fund
Class/Ticker: I/IICFX; W/IICWX
•	Voya International Real Estate Fund
Class/Ticker: A/IIRAX; B/IIRBX; C/IIRCX; I/IIRIX; W/IIRWX
•	Voya Multi-Manager Emerging Markets Equity Fund
Class/Ticker: A/IEMHX; B/IEMEX; C/IEMJX; I/IEMGX; R/IEMKX; W/IEMLX
•	Voya Multi-Manager International Equity Fund
Class/Ticker: I/IIGIX
•	Voya Multi-Manager International Small Cap Fund
Class/Ticker: A/NTKLX; B/NAPBX; C/NARCX; I/NAPIX; O/NAPOX; W/ISCWX
•	Voya Russia Fund
Class/Ticker: A/LETRX; I/IIRFX; W/IWRFX
* Patent Pending
The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities nor has the SEC judged whether the information in this Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.
E-Delivery Sign-up – details on back cover

Table of ContentsFINANCIAL HIGHLIGHTS	113
ACCOMPANYING NOTES TO FINANCIAL HIGHLIGHTS	124
TO OBTAIN MORE INFORMATION	Back Cover

Voya Emerging Markets Equity Dividend Fund  (formerly, ING Emerging Markets Equity Dividend Fund)
Investment Objective
The Fund seeks total return through a combination of income, capital gains, and capital appreciation.
Fees and Expenses of the Fund
These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Voya mutual funds. More information about these and other discounts is available from your financial professional and in the discussion in the Sales Charges section of the Prospectus (page 92) or the Purchase, Exchange, and Redemption of Shares section of the Statement of Additional Information (page 134).
Shareholder Fees
Fees paid directly from your investment

Class	Maximum sales charge (load) as a % of offering price	Maximum deferred sales charge as a % of purchase or sales price, whichever is less
A	5.75	None[1]
B	None	5.00
C	None	1.00
I	None	None
O	None	None
W	None	None
Annual Fund Operating Expenses
Expenses you pay each year as a % of the value of your investment

Class		A	B	C	I	O	W
Management Fees	%	1.00	1.00	1.00	1.00	1.00	1.00
Distribution and/or Shareholder Services (12b-1) Fees	%	0.25	1.00	1.00	None	0.25	None
Administrative Services Fees	%	0.10	0.10	0.10	0.10	0.10	0.10
Other Expenses	%	1.15	1.15	1.15	1.05	1.15	1.15
Total Annual Fund Operating Expenses	%	2.50	3.25	3.25	2.15	2.50	2.25
Waivers and Reimbursements[2]	%	(0.80)	(0.80)	(0.80)	(0.70)	(0.80)	(0.80)
Total Annual Fund Operating Expenses after Waivers and Reimbursements	%	1.70	2.45	2.45	1.45	1.70	1.45
1	A contingent deferred sales charge of 1.00% is assessed on certain redemptions of Class A shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1 million or more.
2	The adviser is contractually obligated to limit expenses to 1.70%, 2.45%, 2.45%, 1.45%, 1.70%, and 1.45% for Class A, Class B, Class C, Class I, Class O, and Class W shares, respectively, through March 1, 2016. The limitation does not extend to interest, taxes, brokerage commissions, extraordinary expenses, and Acquired Fund Fees and Expenses. This limitation is subject to possible recoupment by the adviser within 36 months of the waiver or reimbursement. Termination or modification of this obligation requires approval by the Fund’s board.
Expense Examples

The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples show costs if you sold (redeemed) your shares at the end of the period or continued to hold them. The Examples also assume that your investment had a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Class	Share Status	1 Yr	3 Yrs	5 Yrs	10 Yrs
A	Sold or Held	$738	1,237	1,761	3,191
B	Sold	$748	1,226	1,829	3,322
	Held	$248	926	1,629	3,322
C	Sold	$348	926	1,629	3,495
	Held	$248	926	1,629	3,495
I	Sold or Held	$148	606	1,090	2,428
O	Sold or Held	$173	702	1,259	2,776
W	Sold or Held	$148	626	1,132	2,523
The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Examples, affect the Fund's performance.
During the most recent fiscal year, the Fund's portfolio turnover rate was 46% of the average value of its portfolio.
Principal Investment Strategies
Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in dividend producing equity securities of, or derivatives having economic characteristics similar to the equity securities of, issuers in emerging markets. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this investment policy. Equity securities shall be considered as dividend producing generally with reference to their historical practices in paying dividends. The sub-adviser (“Sub-Adviser”) defines an issuer in an emerging market country as one that meets one or more of the following factors: (i) whose principal securities trading markets are in emerging market countries; (ii) that derives at least 50% of its total revenue or profit from either goods produced or sold, investments made or services performed in emerging
1
Voya Emerging Markets Equity Dividend Fund

market countries; (iii) that has at least 50% of its assets in emerging market countries; or (iv) that is organized under the laws of, or with principal offices in, emerging market countries.
An emerging market country includes any country which is presently in the MSCI Emerging Markets Index, the Emerging Market Database of Standard and Poor’s (“S&P”), or the Dow Jones Emerging Markets Total Stock Market IndexSM, or those countries which generally are considered to be emerging market countries by the international financial community such as the World Bank or International Monetary Fund. For example, emerging market countries may include: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.
The Fund normally expects that its assets will be invested across a broad range of emerging market countries, industries, and market sectors. Equity securities in which the Fund may invest include common stocks, preferred stocks, convertible securities, warrants, depositary receipts, and exchange-traded funds. The Fund may also invest in real estate securities including real estate investment trusts.
The Fund may invest in derivative instruments including swaps, futures, and options on equity securities and/or international, regional or country indices for risk management, investment or liquidity purposes.
The Fund may also invest in equity securities that do not pay dividends if they are believed to represent an attractive opportunity or for risk management purposes, and may retain equity securities of companies that formerly paid dividends but ceased doing so. In addition, the Fund may invest up to 20% of its assets in the equity securities of issuers in countries which are not considered emerging markets.
The Sub-Adviser will seek to construct a portfolio with a weighted average gross dividend yield that exceeds the dividend yield of the MSCI Emerging Markets Index. During the security selection process, the Sub-Adviser will begin by screening more than 750 equity securities that make up an emerging market equity universe. A quantitative screen ranks stocks that meet certain proprietary criteria that may include dividend yield, market capitalization and liquidity, among other criteria. Once this screening process is complete, the Sub-Adviser will evaluate a number of fundamental factors, including earnings, capital structure, dividend growth and credit ratings. Under normal market conditions, the Fund will invest in approximately 60 to 120 equity securities, seeking to reduce the Fund’s exposure to individual stock and country risk. The Sub-Adviser selects securities for the Fund’s portfolio through a bottom-up process that is based upon quantitative screening and fundamental industry, sector and company analysis. The Sub-Adviser may select equity securities that do not meet all of these criteria if they are believed to represent an attractive investment opportunity or for risk management purposes. The Sub-Adviser may also change its position in an equity security if it believes there has been deterioration in the outlook for the sustainability of the dividends or the general earnings growth prospects of a company held in the Fund’s portfolio.
The Fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).
The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.
The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.
Principal Risks
You could lose money on an investment in the Fund. Any of the following risks, among others, could affect Fund performance or cause the Fund to lose money or to underperform market averages of other funds.
Company    The price of a given company's stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.
Convertible Securities    Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.
Credit    Prices of bonds and other debt instruments can fall if the issuer's actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.
Currency    To the extent that the Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.
Derivative Instruments    Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Fund and reduce its returns. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to the risk of improper valuation.
Voya Emerging Markets Equity Dividend Fund
2

Dividend    Companies that issue dividend yielding equity securities are not required to continue to pay dividends on such securities. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future.
Foreign Investments/Developing and Emerging Markets    Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. Foreign investment risks may be greater in developing and emerging markets than in developed markets.
Interest Rate    With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed increases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase the Fund's exposure to risks associated with rising interest rates. Rising interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For fixed-income securities, an increase in interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain Fund investments, adversely affect values, and increase a Fund’s costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets.
Investment Model    The manager's proprietary model may not adequately allow for existing or unforeseen market factors or the interplay between such factors.
Liquidity    If a security is illiquid, the Fund might be unable to sell the security at a time when the Fund's manager might wish to sell, and the security could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. The Fund may make investments that become less liquid in response to market developments or adverse investor perception. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.
Market    Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Fund costs and impair the ability of the Fund to achieve its investment objectives.
Market Capitalization    Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing the Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.
Other Investment Companies    The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund.
Real Estate Companies and Real Estate Investment Trusts (“REITs”)    Investing in real estate companies and REITs may subject the Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.
Securities Lending    Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.
3
Voya Emerging Markets Equity Dividend Fund

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
Performance Information
The following information is intended to help you understand the risks of investing in the Fund. The following bar chart shows the changes in the Fund's performance from year to year, and the table compares the Fund's performance to the performance of a broad-based securities market index/indices for the same period. The Fund's performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The bar chart shows the performance of the Fund's Class A shares. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. However, the table includes all applicable fees and sales charges. Other class shares' performance would be higher or lower than Class A shares' performance because of the higher or lower expenses paid by Class A shares. The Fund's past performance (before and after taxes) is no guarantee of future results. For the most recent performance figures, go to www.voyainvestments.com/literature or call 1-800-992-0180.
Calendar Year Total Returns Class A
(as of December 31 of each year)

Best quarter: 2nd, 2009, 32.86% and Worst quarter: 3rd, 2011, -24.53%
Average Annual Total Returns %1
(for the periods ended December 31, 2014)

		1 Yr	5 Yrs	10 Yrs	Since Inception	Inception Date
Class A before taxes	%	-9.81	-1.02	N/A	6.35	12/21/05
After tax on distributions	%	-10.43	-1.78	N/A	5.22
After tax on distributions with sale	%	-4.76	-0.61	N/A	4.60
MSCI Emerging Markets Index[2]	%	-2.19	1.78	N/A	6.02
Class B before taxes	%	-9.65	-0.92	N/A	5.60	01/06/06
MSCI Emerging Markets Index[2]	%	-2.19	1.78	N/A	5.29
Class C before taxes	%	-5.93	-0.57	N/A	5.54	01/11/06
MSCI Emerging Markets Index[2]	%	-2.19	1.78	N/A	5.17
Class I before taxes	%	-4.01	0.50	N/A	4.67	05/08/06
MSCI Emerging Markets Index[2]	%	-2.19	1.78	N/A	3.38
Class O before taxes	%	-4.31	0.17	N/A	-0.34	06/04/08
MSCI Emerging Markets Index[2]	%	-2.19	1.78	N/A	-0.67
Class W before taxes	%	-4.02	N/A	N/A	-1.00	08/05/11
MSCI Emerging Markets Index[2]	%	-2.19	N/A	N/A	-0.02
1	Effective November 15, 2012, ING Investment Management Advisors B.V. was appointed as the sub-adviser to the Fund along with changes to the Fund’s name and principal investment strategies. Performance prior to November 15, 2012 is attributable to a different sub-adviser.
2	The index returns include the reinvestment of dividends and distributions net of withholding taxes, but do not reflect fees, brokerage commissions, or other expenses.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are shown for Class A shares only. After-tax returns for other classes will vary.
Portfolio Management
Investment Adviser	Sub-Adviser
Voya Investments, LLC	ING Investment Management Advisors B.V.

Portfolio Managers
Robert Davis Portfolio Manager (since 11/12)	Nicolas Simar Portfolio Manager (since 11/12)
Manu Vandenbulck Portfolio Manager (since 11/12)
Purchase and Sale of Fund Shares
Shares of the Fund may be purchased or sold on any business day (normally any day when the New York Stock Exchange is open). You can buy or sell shares of the Fund through a broker-dealer or other financial intermediary; by visiting our website at www.voyainvestments.com; by writing to us at Voya Investment Management, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034; or by calling us at 1-800-992-0180.
Voya Emerging Markets Equity Dividend Fund
4

Minimum Initial Investment $ by share class

Class	A, C	I	O	W
Non-retirement accounts	$1,000	250,000	1,000	1,000
Retirement accounts	$250	250,000	250	1,000
Certain omnibus accounts	$250	—	—	—
Pre-Authorized Investment Plan	$1,000	250,000	1,000	1,000
There are no minimums for additional investments except that the Pre-Authorized Investment Plan requires a monthly investment of at least $100. For Class I shares, there is no minimum initial investment requirement for qualified retirement plans or other defined contribution plans and defined benefit plans that invest in the Voya funds through omnibus arrangements.
For Class O shares, if you are unable to invest at least $1,000 ($250 for retirement accounts/Coverdell Education Savings Accounts), you may open your account for $100 and invest an additional $100 per month using the Automatic Investment Plan. This allows you to invest regular amounts at regular intervals until you reach the required initial minimum.
Tax Information
The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. If you are investing through a tax-deferred arrangement, you may be taxed upon withdrawals from that arrangement.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and/or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
5
Voya Emerging Markets Equity Dividend Fund

Voya Global Bond Fund  (formerly, ING Global Bond Fund)
Investment Objective
The Fund seeks to maximize total return through a combination of current income and capital appreciation.
Fees and Expenses of the Fund
These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Voya mutual funds. More information about these and other discounts is available from your financial professional and in the discussion in the Sales Charges section of the Prospectus (page 92) or the Purchase, Exchange, and Redemption of Shares section of the Statement of Additional Information (page 134).
Shareholder Fees
Fees paid directly from your investment

Class	Maximum sales charge (load) as a % of offering price	Maximum deferred sales charge as a % of purchase or sales price, whichever is less
A	2.50	None[1]
B	None	5.00
C	None	1.00
I	None	None
O	None	None
P	None	None
R	None	None
W	None	None
Annual Fund Operating Expenses
Expenses you pay each year as a % of the value of your investment

Class		A	B	C	I
Management Fees	%	0.40	0.40	0.40	0.40
Distribution and/or Shareholder Services (12b-1) Fees	%	0.25	1.00	1.00	None
Administrative Services Fees	%	0.10	0.10	0.10	0.10
Other Expenses	%	0.23	0.23	0.23	0.13
Total Annual Fund Operating Expenses	%	0.98	1.73	1.73	0.63
Waivers and Reimbursements[3]	%	(0.08)	(0.08)	(0.08)	None
Total Annual Fund Operating Expenses after Waivers and Reimbursements	%	0.90	1.65	1.65	0.63

Class		O	P2	R	W
Management Fees	%	0.40	0.40	0.40	0.40
Distribution and/or Shareholder Services (12b-1) Fees	%	0.25	None	0.50	None
Administrative Services Fees	%	0.10	0.10	0.10	0.10
Other Expenses	%	0.23	0.13	0.23	0.23
Total Annual Fund Operating Expenses	%	0.98	0.63	1.23	0.73
Waivers and Reimbursements[3]	%	(0.08)	(0.48)	(0.08)	(0.08)
Total Annual Fund Operating Expenses after Waivers and Reimbursements	%	0.90	0.15	1.15	0.65
1	A contingent deferred sales charge of 1.00% is assessed on certain redemptions of Class A shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1 million or more.
2	Based on Class A shares’ expenses adjusted for contractual differences.
3	The adviser is contractually obligated to limit expenses to 0.90%, 1.65%, 1.65%, 0.65%, 0.90%, 0.15%, 1.15%, and 0.65% for Class A, Class B, Class C, Class I, Class O, Class P, Class R, and Class W shares, respectively, through March 1, 2016. The limitation does not extend to interest, taxes, brokerage commissions, extraordinary expenses, and Acquired Fund Fees and Expenses. This limitation is subject to possible recoupment by the adviser within 36 months of the waiver or reimbursement. In addition, the adviser is contractually obligated to waive its management fee for Class P shares through March 1, 2016. The administrator is contractually obligated to waive its administrative services fee for Class P shares through March 1, 2016. Termination or modification of these obligations requires approval by the Fund’s board.
Expense Examples

The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples show costs if you sold (redeemed) your shares at the end of the period or continued to hold them. The Examples also assume that your investment had a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Class	Share Status	1 Yr	3 Yrs	5 Yrs	10 Yrs
A	Sold or Held	$340	547	771	1,414
B	Sold	$668	837	1,131	1,836
	Held	$168	537	931	1,836
C	Sold	$268	537	931	2,034
	Held	$168	537	931	2,034
I	Sold or Held	$64	202	351	786
O	Sold or Held	$92	304	534	1,194
P	Sold or Held	$15	153	304	741
R	Sold or Held	$117	382	668	1,482
W	Sold or Held	$66	225	398	899
The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Examples, affect the Fund's performance.
During the most recent fiscal year, the Fund's portfolio turnover rate was 508% of the average value of its portfolio.
Voya Global Bond Fund
6

Principal Investment Strategies
Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in bonds of issuers in a number of different countries, which may include the United States. The Fund will provide shareholders with at least 60 days' prior written notice of any change in this investment policy.
The Fund may invest in securities of issuers located in developed and emerging market countries. Securities may be denominated in foreign currencies or in the U.S. dollar. The Fund may hedge its exposure to securities denominated in foreign currencies. The Fund may also borrow money from banks and invest the proceeds of such loans in portfolio securities to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”). This investment technique is known as “leveraging.”
The Fund invests primarily in investment-grade securities which include, but are not limited to, corporate and government bonds which, at the time of investment, are rated investment-grade (at least BBB- by Standard & Poor's Ratings Services or Baa3 by Moody's Investors Service, Inc.) or have an equivalent rating by a nationally recognized statistical rating organization, or are of comparable quality if unrated. The Fund may also invest in preferred stocks, money market instruments, municipal bonds, commercial and residential mortgage-related securities, asset-backed securities, other securitized and structured debt products, private placements, sovereign debt, and other investment companies.
The Fund may also invest its assets in bank loans and in a combination of floating rate secured loans (“Senior Loans”) and shares of Voya Prime Rate Trust, a closed-end investment company that invests in Senior Loans. Although the Fund may invest a portion of its assets in high-yield debt securities rated below investment-grade (commonly referred to as “junk bonds”), the Fund will seek to maintain a minimum weighted average portfolio quality rating of at least investment-grade. The dollar-weighted average portfolio duration of the Fund will generally range between two and nine years. Duration is the most commonly used measure of risk in fixed-income investments as it incorporates multiple features of the fixed-income instrument (e.g., yield, coupon, maturity, etc.) into one number. Duration is a measure of sensitivity of the price of a fixed-income instrument to a change in interest rates. Duration is a weighted average of the times that interest payments and the final return of principal are received. The weights are the amounts of the payments discounted by the yield-to-maturity of the fixed-income instrument. Duration is expressed as a number of years. The bigger the duration number, the greater the interest-rate risk or reward for the fixed-income instrument prices. For example, the price of a bond with an average duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. Conversely, the price of a bond with an average duration of five years would be expected to rise approximately 5% if interest rates drop by one percentage point.
The Fund may use derivatives, including futures, swaps (including interest rate swaps, total return swaps, and credit default swaps), and options, among others, to seek to enhance return, to hedge some of the risks of its investments in fixed-income securities, or as a substitute for a position in an underlying asset. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls and reverse repurchase agreements).
The Fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the 1940 Act.
The investment process focuses on allocating assets among various sectors of the global bond markets and buying bonds at a discount to their intrinsic value. The sub-adviser (“Sub-Adviser”) utilizes proprietary quantitative techniques to identify bonds or sectors that are cheap relative to other bonds or sectors based on their historical price relationships. Teams of asset specialists use this relative value analysis to guide them in the security selection process.
The Fund is non-diversified, which means it may invest a significant portion of its assets in a single issuer.
The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.
The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.
Principal Risks
You could lose money on an investment in the Fund. Any of the following risks, among others, could affect Fund performance or cause the Fund to lose money or to underperform market averages of other funds.
Call    During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond's maturity date. If forced to invest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income.
Company    The price of a given company's stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.
Credit    Prices of bonds and other debt instruments can fall if the issuer's actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether. Lower quality securities (including securities that have fallen below investment-grade and are classified as “junk bonds”) have greater credit risk and liquidity risk than higher quality (investment-grade) securities, and their issuers' long-term ability to make payments is considered speculative. Prices of lower quality bonds or other
7
Voya Global Bond Fund

debt instruments are also more volatile, are more sensitive to negative news about the economy or the issuer, and have greater liquidity and price volatility risk.
Credit Default Swaps The Fund may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, the Fund pays a fee to protect against the risk that a security held by the Fund will default. As a seller of the swap, the Fund receives payment(s) in return for its obligation to pay the counterparty the full notional value of a security in the event of a default of the security issuer. As a seller of a swap, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the full notional value of the swap. Credit default swaps are particularly subject to counterparty, credit, correlation, valuation, liquidity and leveraging risks. Certain standardized swaps are subject to mandatory central clearing. Central clearing is expected to reduce counterparty credit risk and increase liquidity, but central clearing does not make swap transactions risk free.
Currency    To the extent that the Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.
Derivative Instruments    Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Fund and reduce its returns. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to the risk of improper valuation.
Foreign Investments/Developing and Emerging Markets    Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. Foreign investment risks may be greater in developing and emerging markets than in developed markets.
High-Yield Securities    Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments.
Interest in Loans    The value and the income streams of interests in loans (including participation interests in lease financings and assignments in secured variable or floating rate loans) will decline if borrowers delay payments or fail to pay altogether. A large rise in interest rates could increase this risk. Although loans are generally fully collateralized when purchased, the collateral may become illiquid or decline in value. Many loans themselves carry liquidity and valuation risks.
Interest Rate    With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed increases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase the Fund's exposure to risks associated with rising interest rates. Rising interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For fixed-income securities, an increase in interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain Fund investments, adversely affect values, and increase a Fund’s costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets.
Investment Model    The manager's proprietary model may not adequately allow for existing or unforeseen market factors or the interplay between such factors. Funds that are actively managed, in whole or in part, according to a quantitative investment model can perform differently from the market as a whole based on the investment model and the factors used in the analysis, the weight placed on each factor, changes from the factors’ historical trends, and technical issues in the construction and implementation of the investment models (including, for example, data problems and/or software issues). There is no guarantee that the use of these investment models will result in effective investment decisions for the Fund.
Issuer Non-Diversification    The Fund is classified as a “non-diversified” investment company and, therefore, is subject to the risks of focusing investments in a small number of issuers, industries or foreign currencies, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.
Leverage    Certain transactions and investment strategies may give rise to leverage. Such transactions and investment strategies, include, but are not limited to: borrowing, dollar rolls, reverse repurchase agreements, loans of portfolio securities and the
Voya Global Bond Fund
8

use of when-issued, delayed-delivery or forward-commitment transactions. The use of certain derivatives may also increase leveraging risk. The use of leverage may increase the Fund's expenses and increase the impact of the Fund's other risks.
Liquidity    If a security is illiquid, the Fund might be unable to sell the security at a time when the Fund's manager might wish to sell, and the security could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. The Fund may make investments that become less liquid in response to market developments or adverse investor perception. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.
Market    Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Fund costs and impair the ability of the Fund to achieve its investment objectives.
Mortgage- and/or Asset-Backed Securities Defaults on, or low credit quality or liquidity of the underlying assets of the asset-backed (including mortgage-backed) securities held by the Fund may impair the value of the securities. There may be limitations on the enforceability of any security interest granted with respect to those underlying assets. These securities also present a higher degree of prepayment and extension risk and interest rate risk than do other types of debt instruments.
Municipal Obligations    The municipal market in which the Fund invests is volatile and can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities.
Other Investment Companies    The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund.
Prepayment and Extension    Prepayment risk is the risk that principal on mortgages or other loan obligations underlying a security may be repaid prior to the stated maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. Extension risk is the risk that an issuer will exercise its right to repay principal on an obligation held by the Fund later than expected, which may decrease the value of the obligation and prevent the Fund from investing expected repayment proceeds in securities paying yields higher than the yields paid by the securities that were expected to be repaid.
Securities Lending    Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.
Sovereign Debt    These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
Performance Information
The following information is intended to help you understand the risks of investing in the Fund. The following bar chart shows the changes in the Fund's performance from year to year, and the table compares the Fund's performance to the performance of a broad-based securities market index/indices for the same period. The Fund's performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The bar chart shows the performance of the Fund's Class A shares. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. However, the table includes all applicable fees and sales charges. Other class shares' performance would be higher or lower than Class A shares' performance because of the higher or lower expenses paid by Class A shares. The Fund's past performance (before and after taxes) is no guarantee of future results. For the most recent performance figures, go to www.voyainvestments.com/literature or call 1-800-992-0180.
Because Class P shares of the Fund had not commenced operations as of the calendar year ended December 31, 2014, no performance information for Class P shares is provided below.
9
Voya Global Bond Fund

Calendar Year Total Returns Class A
(as of December 31 of each year)

Best quarter: 4th, 2008, 9.16% and Worst quarter: 2nd, 2013, -4.77%
Average Annual Total Returns %
(for the periods ended December 31, 2014)

		1 Yr	5 Yrs	10 Yrs	Since Inception	Inception Date
Class A before taxes	%	-2.44	1.78	N/A	5.26	06/30/06
After tax on distributions	%	-2.72	0.59	N/A	3.73
After tax on distributions with sale	%	-1.38	0.86	N/A	3.49
BGA Index[2]	%	0.59	2.65	N/A	4.53
Class B before taxes	%	-5.50	1.22	N/A	5.07	06/30/06
BGA Index[2]	%	0.59	2.65	N/A	4.53
Class C before taxes	%	-1.66	1.55	N/A	5.09	06/30/06
BGA Index[2]	%	0.59	2.65	N/A	4.53
Class I before taxes	%	0.27	2.60	N/A	6.24	06/30/06
BGA Index[2]	%	0.59	2.65	N/A	4.53
Class O before taxes	%	-0.01	2.29	N/A	4.57	06/04/08
BGA Index[2]	%	0.59	2.65	N/A	3.26
Class R before taxes	%	-0.23	N/A	N/A	0.20	08/05/11
BGA Index[2]	%	0.59	N/A	N/A	0.46
Class W before taxes	%	0.34	2.55	N/A	4.16	06/01/09
BGA Index[2]	%	0.59	2.65	N/A	3.48
1	Maximum sales charge was lowered from 4.75% to 2.50% effective July 31, 2006. Return calculations with a starting date prior to July 31, 2006 are based on a 4.75% sales charge.
2	The index returns do not reflect deductions for fees, expenses, or taxes.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are shown for Class A shares only. After-tax returns for other classes will vary.
Portfolio Management
Investment Adviser	Sub-Adviser
Voya Investments, LLC	Voya Investment Management Co. LLC

Portfolio Managers
Christine Hurtsellers, CFA Portfolio Manager (since 04/11)	Brian Timberlake, Ph.D., CFA Portfolio Manager (since 05/13)
Mustafa Chowdhury Portfolio Manager (effective 01/15)
Purchase and Sale of Fund Shares
Shares of the Fund may be purchased or sold on any business day (normally any day when the New York Stock Exchange is open). You can buy or sell shares of the Fund through a broker-dealer or other financial intermediary; by visiting our website at www.voyainvestments.com; by writing to us at Voya Investment Management, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034; or by calling us at 1-800-992-0180.
Minimum Initial Investment $ by share class

Class	A, C	I	O	P	R	W
Non-retirement accounts	$1,000	250,000	1,000	—	—	1,000
Retirement accounts	$250	250,000	250	—	—	1,000
Certain omnibus accounts	$250	—	—	—	—	—
Pre-Authorized Investment Plan	$1,000	250,000	1,000	—	—	1,000
There are no minimums for additional investments except that the Pre-Authorized Investment Plan requires a monthly investment of at least $100. For Class I shares, there is no minimum initial investment requirement for qualified retirement plans or other defined contribution plans and defined benefit plans that invest in the Voya funds through omnibus arrangements.
For Class O shares, if you are unable to invest at least $1,000 ($250 for retirement accounts/Coverdell Education Savings Accounts), you may open your account for $100 and invest an additional $100 per month using the Automatic Investment Plan. This allows you to invest regular amounts at regular intervals until you reach the required initial minimum.
Tax Information
The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. If you are investing through a tax-deferred arrangement, you may be taxed upon withdrawals from that arrangement.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and/or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Voya Global Bond Fund
10

Voya Global Equity Dividend Fund  (formerly, ING Global Equity Dividend Fund)
Investment Objective
The Fund seeks growth of capital with dividend income as a secondary consideration.
Fees and Expenses of the Fund
These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Voya mutual funds. More information about these and other discounts is available from your financial professional and in the discussion in the Sales Charges section of the Prospectus (page 92) or the Purchase, Exchange, and Redemption of Shares section of the Statement of Additional Information (page 134).
Shareholder Fees
Fees paid directly from your investment

Class	Maximum sales charge (load) as a % of offering price	Maximum deferred sales charge as a % of purchase or sales price, whichever is less
A	5.75	None[1]
B	None	5.00
C	None	1.00
I	None	None
O	None	None
W	None	None
Annual Fund Operating Expenses
Expenses you pay each year as a % of the value of your investment

Class		A	B	C	I	O	W
Management Fees	%	0.70	0.70	0.70	0.70	0.70	0.70
Distribution and/or Shareholder Services (12b-1) Fees	%	0.25	1.00	1.00	None	0.25	None
Administrative Services Fees	%	0.10	0.10	0.10	0.10	0.10	0.10
Other Expenses	%	0.41	0.41	0.41	0.31	0.41	0.41
Total Annual Fund Operating Expenses	%	1.46	2.21	2.21	1.11	1.46	1.21
Waivers and Reimbursements[2]	%	(0.21)	(0.21)	(0.21)	(0.11)	(0.21)	(0.21)
Total Annual Fund Operating Expenses after Waivers and Reimbursements	%	1.25	2.00	2.00	1.00	1.25	1.00
1	A contingent deferred sales charge of 1.00% is assessed on certain redemptions of Class A shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1 million or more.
2	The adviser is contractually obligated to limit expenses to 1.40%, 2.15%, 2.15%, 1.15%, 1.40%, and 1.15% for Class A, Class B, Class C, Class I, Class O, and Class W shares, respectively, through March 1, 2016. This limitation is subject to possible recoupment by the adviser within 36 months of the waiver or reimbursement. The adviser is contractually obligated to further limit expenses to 1.25%, 2.00%, 2.00%, 1.00%, 1.25%, and 1.00% for Class A, Class B, Class C, Class I, Class O, and Class W shares, respectively, through March 1, 2016. The limitations do not extend to interest, taxes, brokerage commissions, extraordinary expenses, and Acquired Fund Fees and Expenses. Termination or modification of these obligations requires approval by the Fund’s board.
Expense Examples

The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples show costs if you sold (redeemed) your shares at the end of the period or continued to hold them. The Examples also assume that your investment had a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Class	Share Status	1 Yr	3 Yrs	5 Yrs	10 Yrs
A	Sold or Held	$695	991	1,308	2,204
B	Sold	$703	971	1,366	2,338
	Held	$203	671	1,166	2,338
C	Sold	$303	671	1,166	2,528
	Held	$203	671	1,166	2,528
I	Sold or Held	$102	342	601	1,342
O	Sold or Held	$127	441	777	1,728
W	Sold or Held	$102	363	645	1,447
The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Examples, affect the Fund's performance.
During the most recent fiscal year, the Fund's portfolio turnover rate was 40% of the average value of its portfolio.
Principal Investment Strategies
Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in a portfolio of equity securities of dividend-paying companies. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. At least 65% of the assets of the Fund will be invested in equity securities of issuers in a number of different countries, one of which may be the United States, with at least 75% of its assets invested in common and preferred stocks, warrants, and convertible securities. The Fund may invest in companies located in countries with emerging securities markets. The Fund may also invest in real estate securities including real estate investment trusts. The Fund may invest in other investment companies, including
11
Voya Global Equity Dividend Fund

exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).
The sub-adviser (“Sub-Adviser”) seeks to construct a portfolio of securities with a dividend yield that exceeds the dividend yield of the companies included in the MSCI World IndexSM.
The Sub-Adviser uses a quantitative screening process to assist in the selection of companies according to the following criteria: an above average dividend yield and the stability and growth of the dividend yield; market capitalization that is usually above $1 billion (although the Fund may also invest in companies with market capitalization ranges of any size); and growth of the dividend over several years. The analysis of fundamental factors (including earnings, capital structure, dividend coverage and credit ratings) seeks to limit the risk of investing in or holding unprofitable companies. The expected liquidity of a stock must be sufficient to buy or sell a position without significant impact on the share price. The Sub-Adviser may from time-to-time select securities that do not meet all of these criteria.
The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.
The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.
Principal Risks
You could lose money on an investment in the Fund. Any of the following risks, among others, could affect Fund performance or cause the Fund to lose money or to underperform market averages of other funds.
Company    The price of a given company's stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.
Convertible Securities    Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.
Credit    Prices of bonds and other debt instruments can fall if the issuer's actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.
Currency    To the extent that the Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.
Dividend    Companies that issue dividend yielding equity securities are not required to continue to pay dividends on such securities. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future.
Foreign Investments/Developing and Emerging Markets    Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. Foreign investment risks may be greater in developing and emerging markets than in developed markets.
Interest Rate    With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed increases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase the Fund's exposure to risks associated with rising interest rates. Rising interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For fixed-income securities, an increase in interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain Fund investments, adversely affect values, and increase a Fund’s costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets.
Investment Model    The manager's proprietary model may not adequately allow for existing or unforeseen market factors or the interplay between such factors. Funds that are actively managed, in whole or in part, according to a quantitative investment model can perform differently from the market as a whole based on the investment model and the factors used in the analysis, the weight placed on each factor, changes from the factors’ historical trends, and technical issues in the construction and implementation of the investment models (including, for example, data problems and/or software issues). There is no guarantee that the use of these investment models will result in effective investment decisions for the Fund.
Liquidity    If a security is illiquid, the Fund might be unable to sell the security at a time when the Fund's manager might wish to sell, and the security could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an
Voya Global Equity Dividend Fund
12

established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. The Fund may make investments that become less liquid in response to market developments or adverse investor perception. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.
Market    Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the value-oriented securities in which the Fund invests. Rather, the market could favor growth-oriented securities or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Fund costs and impair the ability of the Fund to achieve its investment objectives.
Market Capitalization    Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing the Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.
Other Investment Companies    The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund.
Real Estate Companies and Real Estate Investment Trusts (“REITs”)    Investing in real estate companies and REITs may subject the Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.
Securities Lending    Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
Performance Information
The following information is intended to help you understand the risks of investing in the Fund. The following bar chart shows the changes in the Fund's performance from year to year, and the table compares the Fund's performance to the performance of a broad-based securities market index/indices for the same period. The Fund's performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The bar chart shows the performance of the Fund's Class A shares. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. However, the table includes all applicable fees and sales charges. Other class shares' performance would be higher or lower than Class A shares' performance because of the higher or lower expenses paid by Class A shares. The Fund's past performance (before and after taxes) is no guarantee of future results. For the most recent performance figures, go to www.voyainvestments.com/literature or call 1-800-992-0180.
Calendar Year Total Returns Class A
(as of December 31 of each year)

Best quarter: 2nd, 2009, 19.88% and Worst quarter: 4th, 2008, -22.52%
13
Voya Global Equity Dividend Fund

Average Annual Total Returns %
(for the periods ended December 31, 2014)

		1 Yr	5 Yrs	10 Yrs	Since Inception	Inception Date
Class A before taxes	%	-4.64	6.93	3.68	N/A	09/17/03
After tax on distributions	%	-5.19	6.49	2.99	N/A
After tax on distributions with sale	%	-2.01	5.53	3.10	N/A
MSCI World IndexSM[1]	%	4.94	10.20	6.03	N/A
Class B before taxes	%	-4.58	7.09	3.51	N/A	10/24/03
MSCI World IndexSM[1]	%	4.94	10.20	6.03	N/A
Class C before taxes	%	-0.60	7.38	3.52	N/A	10/29/03
MSCI World IndexSM[1]	%	4.94	10.20	6.03	N/A
Class I before taxes	%	1.39	8.58	N/A	1.69	08/01/07
MSCI World IndexSM[1]	%	4.94	10.20	N/A	3.46
Class O before taxes	%	1.09	8.19	N/A	2.06	11/15/06
MSCI World IndexSM[1]	%	4.94	10.20	N/A	4.31
Class W before taxes	%	1.39	8.47	N/A	2.73	02/12/08
MSCI World IndexSM[1]	%	4.94	10.20	N/A	4.82
1	The index returns include the reinvestment of dividends and distributions net of withholding taxes, but do not reflect fees, brokerage commissions, or other expenses.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are shown for Class A shares only. After-tax returns for other classes will vary.
Portfolio Management
Investment Adviser	Sub-Adviser
Voya Investments, LLC	ING Investment Management Advisors B.V.

Portfolio Managers
Kris Hermie Portfolio Manager (since 05/14)	Nicolas Simar Portfolio Manager (since 01/06)
Bruno Springael Portfolio Manager (since 06/11)
Purchase and Sale of Fund Shares
Shares of the Fund may be purchased or sold on any business day (normally any day when the New York Stock Exchange is open). You can buy or sell shares of the Fund through a broker-dealer or other financial intermediary; by visiting our website at www.voyainvestments.com; by writing to us at Voya Investment Management, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034; or by calling us at 1-800-992-0180.
Minimum Initial Investment $ by share class

Class	A, C	I	O	W
Non-retirement accounts	$1,000	250,000	1,000	1,000
Retirement accounts	$250	250,000	250	1,000
Certain omnibus accounts	$250	—	—	—
Pre-Authorized Investment Plan	$1,000	250,000	1,000	1,000
There are no minimums for additional investments except that the Pre-Authorized Investment Plan requires a monthly investment of at least $100. For Class I shares, there is no minimum initial investment requirement for qualified retirement plans or other defined contribution plans and defined benefit plans that invest in the Voya funds through omnibus arrangements.
For Class O shares, if you are unable to invest at least $1,000 ($250 for retirement accounts/Coverdell Education Savings Accounts), you may open your account for $100 and invest an additional $100 per month using the Automatic Investment Plan. This allows you to invest regular amounts at regular intervals until you reach the required initial minimum.
Tax Information
The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. If you are investing through a tax-deferred arrangement, you may be taxed upon withdrawals from that arrangement.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and/or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Voya Global Equity Dividend Fund
14

Voya Global Natural Resources Fund  (formerly, ING Global Natural Resources Fund)
Investment Objective
The Fund seeks to attain long-term capital appreciation.
Fees and Expenses of the Fund
These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Voya mutual funds. More information about these and other discounts is available from your financial professional and in the discussion in the Sales Charges section of the Prospectus (page 92) or the Purchase, Exchange, and Redemption of Shares section of the Statement of Additional Information (page 134).
Shareholder Fees
Fees paid directly from your investment

Class	Maximum sales charge (load) as a % of offering price	Maximum deferred sales charge as a % of purchase or sales price, whichever is less
A	5.75	None[1]
I	None	None
W	None	None
Annual Fund Operating Expenses
Expenses you pay each year as a % of the value of your investment

Class		A	I	W
Management Fees	%	0.89	0.89	0.89
Distribution and/or Shareholder Services (12b-1) Fees	%	0.25	None	None
Administrative Services Fees	%	0.10	0.10	0.10
Other Expenses	%	0.33	0.22	0.33
Total Annual Fund Operating Expenses	%	1.57	1.21	1.32
Waivers and Reimbursements[2]	%	(0.07)	None	(0.07)
Total Annual Fund Operating Expenses after Waivers and Reimbursements	%	1.50	1.21	1.25
1	A contingent deferred sales charge of 1.00% is assessed on certain redemptions of Class A shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1 million or more.
2	The adviser is contractually obligated to limit expenses to 2.00%, 1.75%, and 1.75% for Class A, Class I, and Class W shares, respectively, through March 1, 2017. This limitation is subject to possible recoupment by the adviser within 36 months of the waiver or reimbursement. The adviser is contractually obligated to further limit expenses to 1.50%, 1.25%, and 1.25% for Class A, Class I, and Class W shares, respectively, through March 1, 2017. The limitations do not extend to interest, taxes, brokerage commissions, extraordinary expenses, and Acquired Fund Fees and Expenses. Termination or modification of these obligations requires approval by the Fund’s board..
Expense Examples

The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples show costs if you sold (redeemed) your shares at the end of the period or continued to hold them. The Examples also assume that your investment had a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Class	Share Status	1 Yr	3 Yrs	5 Yrs	10 Yrs
A	Sold or Held	$719	1,029	1,368	2,324
I	Sold or Held	$123	384	665	1,466
W	Sold or Held	$127	404	710	1,578
The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first two years of the three-, five-, and ten-year periods.
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Examples, affect the Fund's performance.
During the most recent fiscal year, the Fund's portfolio turnover rate was 58% of the average value of its portfolio.
Principal Investment Strategies
Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in the equity securities of companies in the natural resources industries located in a number of different countries, one of which may be the United States. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy.
A company is considered to be in a natural resources industry when it is significantly engaged, directly or indirectly, in natural resources, meaning that at least 50% of its assets, revenues, or operating profits are involved in or result from researching, exploring, developing, mining, refining, processing, fabricating, transporting, trading, distributing, or owning natural resource assets. For these purposes, companies in the natural resources industries include those significantly engaged, directly or indirectly, in the following industries: integrated oil and gas; oil and gas exploration and production; oil and gas storage and transportation; oil and gas refining and marketing; coal and consumable fuels; energy equipment and services; metals and mining; precious metals; paper and forest products; containers and packaging; gas utilities; real estate investment trusts; industrial conglomerates; diversified consumer materials; electric utilities; and independent power producers and energy traders.
The Fund is permitted to invest up to a maximum of 50% of its assets in any single industry that is engaged in any of the types of natural resources industries set out above. The
15
Voya Global Natural Resources Fund

investment strategy is based on the belief that investment in securities of companies in natural resources industries can protect against eroding monetary values or a rise in activity which consumes one or more types of commodities.
The Fund also may invest in securities issued by companies that are not in natural resources industries, investment-grade corporate debt, and repurchase agreements.
The Fund is permitted to invest directly in commodities including gold bullion and coins. The Fund may invest without limit in securities of foreign issuers, including emerging markets. Equity securities in which the Fund invests may be listed on the U.S. or foreign securities exchanges or traded over-the-counter and include: common stock; direct equity interests in trusts (including Canadian Royalty Trusts); preferred stock; partnerships, including master limited partnerships; restricted securities; and depositary receipts. The Fund normally invests in companies with a large capitalization, but may also invest in mid- and small-sized companies.
The Fund may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).
The Fund is permitted to invest in derivative instruments, including futures and structured notes, whose value is linked to the price of a commodity or commodity index. The Fund typically uses derivatives for the purpose of cash equitization. The Fund generally keeps a small cash balance on hand to manage potential outflows. In order to maintain equity market exposure on that cash balance, the Fund typically invests in derivatives designed to track broad equity market indices.
The Fund is non-diversified, which means it may invest a significant portion of its assets in a single issuer.
The sub-adviser (“Sub-Adviser”) may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.
The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.
Pending Merger – On September 12, 2014, the Fund’s Board of Trustees approved a proposal to reorganize the Fund into Voya Global Value Advantage Fund. If shareholder approval is obtained, it is expected that the reorganization will take place on or about May 22, 2015. The Fund may engage in transition management techniques prior to the closing of the reorganization during which time the Fund may not pursue its investment objective and investment strategies. Shareholders will be notified if the reorganization is not approved. After the reorganization you will hold shares of Voya Global Value Advantage Fund. For more information regarding Voya Global Value Advantage Fund, please contact a Shareholder Services representative at 1800-992-0180 or your financial professional.
Principal Risks
You could lose money on an investment in the Fund. Any of the following risks, among others, could affect Fund performance or cause the Fund to lose money or to underperform market averages of other funds.
Commodities    The operations and financial performance of companies in natural resources industries may be directly affected by commodity prices. This risk is exacerbated for those natural resources companies that own the underlying commodity.
Company    The price of a given company's stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.
Concentration    As a result of the Fund “concentrating,” as that term is defined in the 1940 Act, its assets in the securities of a particular industry or group of industries or single country or region, the Fund may be subject to greater market fluctuations than a fund that has securities representing a broader range of investment alternatives. If securities in which the Fund concentrates fall out of favor, the Fund could underperform funds that have greater diversification.
Credit    Prices of bonds and other debt instruments can fall if the issuer's actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.
Currency    To the extent that the Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.
Derivative Instruments    Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Fund and reduce its returns. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to the risk of improper valuation.
Foreign Investments/Developing and Emerging Markets    Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign
Voya Global Natural Resources Fund
16

debt; or political changes or diplomatic developments. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. Foreign investment risks may be greater in developing and emerging markets than in developed markets.
Interest Rate    With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed increases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase the Fund's exposure to risks associated with rising interest rates. Rising interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For fixed-income securities, an increase in interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain Fund investments, adversely affect values, and increase a Fund’s costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets.
Issuer Non-Diversification    The Fund is classified as a “non-diversified” investment company and, therefore, is subject to the risks of focusing investments in a small number of issuers, industries or foreign currencies, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.
Liquidity    If a security is illiquid, the Fund might be unable to sell the security at a time when the Fund's manager might wish to sell, and the security could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. The Fund may make investments that become less liquid in response to market developments or adverse investor perception. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.
Market    Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Fund costs and impair the ability of the Fund to achieve its investment objectives.
Market Capitalization    Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing the Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.
Other Investment Companies    The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund.
Over-the-Counter Investments    Investments purchased over-the-counter (“OTC”), including securities and derivatives, can involve greater risks than securities traded on recognized stock exchanges. OTC securities are generally securities of smaller or newer companies that may have limited product lines and markets compared to larger companies. They also can have less management depth, more reliance on key personnel, and less access to capital and credit. OTC securities tend to trade less frequently and in lower volume, and as a result have greater liquidity risk. Many of the protections afforded to participants on some organized exchanges, such as the performance guarantee of an exchange clearing house, are not available in connection with OTC derivatives transactions. Additionally, OTC investments are generally purchased either directly from a dealer or in negotiated transactions with the issuer and as such may expose the Fund to counterparty risk.
Real Estate Companies and Real Estate Investment Trusts (“REITs”)    Investing in real estate companies and REITs may subject the Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.
Repurchase Agreements     In the event that the other party to a repurchase agreement defaults on its obligations, the Fund would generally seek to sell the underlying security serving as collateral for the repurchase agreement.  However, the Fund may encounter delay and incur costs before being able to sell
17
Voya Global Natural Resources Fund

the security. Such a delay may involve loss of interest or a decline in price of the security, which could result in a loss for the Fund. In addition, if the Fund is characterized by a court as an unsecured creditor, it would be at risk of losing some or all of the principal and interest involved in the transaction.
Securities Lending    Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
Performance Information
The following information is intended to help you understand the risks of investing in the Fund. The following bar chart shows the changes in the Fund's performance from year to year, and the table compares the Fund's performance to the performance of a broad-based securities market index/indices for the same period. The Fund's performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The bar chart shows the performance of the Fund's Class A shares. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. However, the table includes all applicable fees and sales charges. Other class shares' performance would be higher or lower than Class A shares' performance because of the higher or lower expenses paid by Class A shares. The Fund's past performance (before and after taxes) is no guarantee of future results. For the most recent performance figures, go to www.voyainvestments.com/literature or call 1-800-992-0180.
Calendar Year Total Returns Class A
(as of December 31 of each year)

Best quarter: 1st, 2006, 22.92% and Worst quarter: 3rd, 2008, -30.45%
Average Annual Total Returns %
(for the periods ended December 31, 2014)

		1 Yr	5 Yrs	10 Yrs	Since Inception	Inception Date
Class A before taxes	%	-17.27	-0.30	5.60	N/A	12/03/75
After tax on distributions	%	-17.35	-0.35	4.74	N/A
After tax on distributions with sale	%	-9.72	-0.22	4.47	N/A
S&P NANRS Index[1]	%	-9.77	4.28	7.65	N/A
Class I before taxes	%	-12.07	1.27	N/A	-0.07	08/01/07
S&P NANRS Index[1]	%	-9.77	4.28	N/A	1.30
Class W before taxes	%	-12.14	1.14	N/A	-1.10	02/12/08
S&P NANRS Index[1]	%	-9.77	4.28	N/A	0.89
1	The index returns do not reflect deductions for fees, expenses, or taxes.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are shown for Class A shares only. After-tax returns for other classes will vary.
Portfolio Management
Investment Adviser	Sub-Adviser
Voya Investments, LLC	Voya Investment Management Co. LLC

Portfolio Managers
John Bailey Portfolio Manager (since 08/11)	Joseph Basset, CFA Portfolio Manager (since 04/10)
James Swain Portfolio Manager (since 04/12)
Purchase and Sale of Fund Shares
Shares of the Fund may be purchased or sold on any business day (normally any day when the New York Stock Exchange is open). You can buy or sell shares of the Fund through a broker-dealer or other financial intermediary; by visiting our website at www.voyainvestments.com; by writing to us at Voya Investment Management, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034; or by calling us at 1-800-992-0180.
Minimum Initial Investment $ by share class

Class	A	I	W
Non-retirement accounts	$1,000	250,000	1,000
Retirement accounts	$250	250,000	1,000
Certain omnibus accounts	$250	—	—
Pre-Authorized Investment Plan	$1,000	250,000	1,000
There are no minimums for additional investments except that the Pre-Authorized Investment Plan requires a monthly investment of at least $100. For Class I shares, there is no minimum initial investment requirement for qualified retirement plans
Voya Global Natural Resources Fund
18

or other defined contribution plans and defined benefit plans that invest in the Voya funds through omnibus arrangements.
Tax Information
The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. If you are investing through a tax-deferred arrangement, you may be taxed upon withdrawals from that arrangement.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and/or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
19
Voya Global Natural Resources Fund

Voya Global Real Estate Fund  (formerly, ING Global Real Estate Fund)
Investment Objective
The Fund seeks to provide investors with high total return consisting of capital appreciation and current income.
Fees and Expenses of the Fund
These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Voya mutual funds. More information about these and other discounts is available from your financial professional and in the discussion in the Sales Charges section of the Prospectus (page 92) or the Purchase, Exchange, and Redemption of Shares section of the Statement of Additional Information (page 134).
Shareholder Fees
Fees paid directly from your investment

Class	Maximum sales charge (load) as a % of offering price	Maximum deferred sales charge as a % of purchase or sales price, whichever is less
A	5.75	None[1]
B	None	5.00
C	None	1.00
I	None	None
O	None	None
R	None	None
W	None	None
Annual Fund Operating Expenses
Expenses you pay each year as a % of the value of your investment

Class		A	B	C	I
Management Fees	%	0.71	0.71	0.71	0.71
Distribution and/or Shareholder Services (12b-1) Fees	%	0.25	1.00	1.00	None
Administrative Services Fees	%	0.10	0.10	0.10	0.10
Other Expenses	%	0.20	0.20	0.20	0.17
Total Annual Fund Operating Expenses	%	1.26	2.01	2.01	0.98
Waivers and Reimbursements[2]	%	None	None	None	None
Total Annual Fund Operating Expenses after Waivers and Reimbursements	%	1.26	2.01	2.01	0.98

Class		O	R	W
Management Fees	%	0.71	0.71	0.71
Distribution and/or Shareholder Services (12b-1) Fees	%	0.25	0.50	None
Administrative Services Fees	%	0.10	0.10	0.10
Other Expenses	%	0.20	0.20	0.20
Total Annual Fund Operating Expenses	%	1.26	1.51	1.01
Waivers and Reimbursements[2]	%	None	None	None
Total Annual Fund Operating Expenses after Waivers and Reimbursements	%	1.26	1.51	1.01
1	A contingent deferred sales charge of 1.00% is assessed on certain redemptions of Class A shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1 million or more.
2	The adviser is contractually obligated to limit expenses to 1.40%, 2.15%, 2.15%, 1.15%, 1.40%, 1.65%, and 1.15% for Class A, Class B, Class C, Class I, Class O, Class R, and Class W shares, respectively, through March 1, 2016. The limitation does not extend to interest, taxes, brokerage commissions, extraordinary expenses, and Acquired Fund Fees and Expenses. This limitation is subject to possible recoupment by the adviser within 36 months of the waiver or reimbursement. Termination or modification of this obligation requires approval by the Fund’s board.
Expense Examples

The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples show costs if you sold (redeemed) your shares at the end of the period or continued to hold them. The Examples also assume that your investment had a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Class	Share Status	1 Yr	3 Yrs	5 Yrs	10 Yrs
A	Sold or Held	$696	952	1,227	2,010
B	Sold	$704	930	1,283	2,144
	Held	$204	630	1,083	2,144
C	Sold	$304	630	1,083	2,338
	Held	$204	630	1,083	2,338
I	Sold or Held	$100	312	542	1,201
O	Sold or Held	$128	400	692	1,523
R	Sold or Held	$154	477	824	1,802
W	Sold or Held	$103	322	558	1,236
The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Examples, affect the Fund's performance.
During the most recent fiscal year, the Fund's portfolio turnover rate was 40% of the average value of its portfolio.
Principal Investment Strategies
Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in a portfolio of equity securities of companies that are principally engaged in the real estate industry. The Fund will provide shareholders with at least 60 days' prior notice of any change
Voya Global Real Estate Fund
20

in this investment policy. The sub-adviser (“Sub-Adviser”) defines a real estate company as a company that: (i) derives at least 50% of its total revenue or earnings from owning, operating, developing, constructing, financing, managing, and/or selling commercial, industrial, or residential real estate; or (ii) has at least 50% of its assets invested in real estate. The Fund will have investments located in a number of different countries, including the United States. As a general matter, the Fund expects these investments to be in common stocks of companies of any market capitalization, including real estate investment trusts. The Fund may invest in companies located in countries with emerging securities markets.
The Fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”). The Fund may invest in convertible securities, initial public offerings, and Rule 144A securities.
The Sub-Adviser uses a multi-step investment process for constructing the Fund's investment portfolio that combines top-down region and sector allocation with bottom-up individual stock selection.
First, the Sub-Adviser selects sectors and geographic regions in which to invest, and determines the degree of representation of such sectors and regions through a systematic evaluation of public and private property market trends and conditions.
Second, the Sub-Adviser uses an in-house valuation process to identify investments it believes have superior current income and growth potential relative to their peers. This in-house valuation process examines several factors including: (i) value and property; (ii) capital structure; and (iii) management and strategy.
The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.
The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.
Principal Risks
You could lose money on an investment in the Fund. Any of the following risks, among others, could affect Fund performance or cause the Fund to lose money or to underperform market averages of other funds.
Company    The price of a given company's stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.
Concentration    As a result of the Fund “concentrating,” as that term is defined in the 1940 Act, its assets in the securities of a particular industry or group of industries or single country or region, the Fund may be subject to greater market fluctuations than a fund that has securities representing a broader range of investment alternatives. If securities in which the Fund concentrates fall out of favor, the Fund could underperform funds that have greater diversification.
Convertible Securities    Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.
Credit    Prices of bonds and other debt instruments can fall if the issuer's actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.
Currency    To the extent that the Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.
Foreign Investments/Developing and Emerging Markets    Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. Foreign investment risks may be greater in developing and emerging markets than in developed markets.
Initial Public Offerings    Initial Public Offerings (“IPOs”) and companies that have recently gone public have the potential to produce substantial gains for the Fund. However, there is no assurance that the Fund will have access to profitable IPOs or that IPOs in which the Fund invests will rise in value. Furthermore, the value of securities of newly public companies may decline in value shortly after the IPO. When the Fund's asset base is small, the impact of such investments on the Fund's return will be magnified. If the Fund's assets grow, it is likely that the effect of the Fund's investment in IPOs on the Fund's return will decline.
Interest Rate    With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease
21
Voya Global Real Estate Fund

when the market rate of interest to which the inverse security is indexed increases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase the Fund's exposure to risks associated with rising interest rates. Rising interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For fixed-income securities, an increase in interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain Fund investments, adversely affect values, and increase a Fund’s costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets.
Investment Model    The manager's proprietary model may not adequately allow for existing or unforeseen market factors or the interplay between such factors.
Liquidity    If a security is illiquid, the Fund might be unable to sell the security at a time when the Fund's manager might wish to sell, and the security could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. The Fund may make investments that become less liquid in response to market developments or adverse investor perception. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.
Market    Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Fund costs and impair the ability of the Fund to achieve its investment objectives.
Market Capitalization    Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing the Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.
Other Investment Companies    The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund.
Real Estate Companies and Real Estate Investment Trusts (“REITs”)    Investing in real estate companies and REITs may subject the Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.
Securities Lending    Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
Performance Information
The following information is intended to help you understand the risks of investing in the Fund. The following bar chart shows the changes in the Fund's performance from year to year, and the table compares the Fund's performance to the performance of a broad-based securities market index/indices for the same period. The Fund's performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The bar chart shows the performance of the Fund's Class A shares. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. However, the table includes all applicable fees and sales charges. Other class shares' performance would be higher or lower than Class A shares' performance because of the higher or lower expenses paid by Class A shares. The Fund's past performance (before and after taxes) is no guarantee of future results. For the most recent performance figures, go to www.voyainvestments.com/literature or call 1-800-992-0180.
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22

Calendar Year Total Returns Class A
(as of December 31 of each year)

Best quarter: 2nd, 2009, 32.13% and Worst quarter: 4th, 2008, -29.01%
Average Annual Total Returns %
(for the periods ended December 31, 2014)

		1 Yr	5 Yrs	10 Yrs	Since Inception	Inception Date
Class A before taxes	%	7.06	8.53	5.77	N/A	11/05/01
After tax on distributions	%	5.95	7.48	4.45	N/A
After tax on distributions with sale	%	3.98	6.26	4.19	N/A
FTSE EPRA/NAREIT Developed Index[1,2]	%	15.02	11.25	N/A3	N/A
S&P 500® Index[4]	%	13.69	15.45	7.67	N/A
S&P Developed Property Index[2,4]	%	15.19	12.53	6.87	N/A
Class B before taxes	%	7.86	8.72	5.61	N/A	03/15/02
FTSE EPRA/NAREIT Developed Index[1,2]	%	15.02	11.25	N/A3	N/A
S&P 500® Index[4]	%	13.69	15.45	7.67	N/A
S&P Developed Property Index[2,4]	%	15.19	12.53	6.87	N/A
Class C before taxes	%	11.83	9.01	5.60	N/A	01/08/02
FTSE EPRA/NAREIT Developed Index[1,2]	%	15.02	11.25	N/A3	N/A
S&P 500® Index[4]	%	13.69	15.45	7.67	N/A
S&P Developed Property Index[2,4]	%	15.19	12.53	6.87	N/A
Class I before taxes	%	13.95	10.17	N/A	7.10	06/03/05
FTSE EPRA/NAREIT Developed Index[1,2]	%	15.02	11.25	N/A	6.42
S&P 500® Index[4]	%	13.69	15.45	N/A	8.09
S&P Developed Property Index[2,4]	%	15.19	12.53	N/A	7.12
Class O before taxes	%	13.63	9.82	N/A	2.79	11/15/06
FTSE EPRA/NAREIT Developed Index[1,2]	%	15.02	11.25	N/A	2.39
S&P 500® Index[4]	%	13.69	15.45	N/A	7.17
S&P Developed Property Index[2,4]	%	15.19	12.53	N/A	3.31
Class R before taxes	%	13.40	N/A	N/A	11.06	08/05/11
FTSE EPRA/NAREIT Developed Index[1,2]	%	15.02	N/A	N/A	12.49
S&P 500® Index[4]	%	13.69	N/A	N/A	19.79
S&P Developed Property Index[2,4]	%	15.19	N/A	N/A	13.61
Class W before taxes	%	13.95	10.09	N/A	4.50	02/12/08
FTSE EPRA/NAREIT Developed Index[1,2]	%	15.02	11.25	N/A	3.94
S&P 500® Index[4]	%	13.69	15.45	N/A	8.89
S&P Developed Property Index[2,4]	%	15.19	12.53	N/A	5.08
1	The index returns include the reinvestment of dividends and distributions net of withholding taxes, but do not reflect fees, brokerage commissions, or other expenses.
2	On July 31, 2014, the Fund changed its primary benchmark from the S&P Developed Property Index to the FTSE EPRA/NAREIT Developed Index because the FTSE EPRA/NAREIT Developed Index is considered by the Adviser to be a more appropriate benchmark reflecting the types of securities in which the Fund invests.
3	The inception date of the FTSE EPRA/NAREIT Developed Index is February 18, 2005.
4	The index returns do not reflect deductions for fees, expenses, or taxes.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are shown for Class A shares only. After-tax returns for other classes will vary.
Portfolio Management
Investment Adviser	Sub-Adviser
Voya Investments, LLC	CBRE Clarion Securities LLC

Portfolio Managers
Steven D. Burton, CFA Portfolio Manager (since 11/01)	T. Ritson Ferguson, CFA Portfolio Manager (since 11/01)
Joseph P. Smith, CFA Portfolio Manager (since 02/07)
Purchase and Sale of Fund Shares
Shares of the Fund may be purchased or sold on any business day (normally any day when the New York Stock Exchange is open). You can buy or sell shares of the Fund through a broker-dealer or other financial intermediary; by visiting our website at www.voyainvestments.com; by writing to us at Voya Investment Management, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034; or by calling us at 1-800-992-0180.
Minimum Initial Investment $ by share class

Class	A, C	I	O	R	W
Non-retirement accounts	$1,000	250,000	1,000	—	1,000
Retirement accounts	$250	250,000	250	—	1,000
Certain omnibus accounts	$250	—	—	—	—
Pre-Authorized Investment Plan	$1,000	250,000	1,000	—	1,000
There are no minimums for additional investments except that the Pre-Authorized Investment Plan requires a monthly investment of at least $100. For Class I shares, there is no minimum initial investment requirement for qualified retirement plans or other defined contribution plans and defined benefit plans that invest in the Voya funds through omnibus arrangements.
For Class O shares, if you are unable to invest at least $1,000 ($250 for retirement accounts/Coverdell Education Savings Accounts), you may open your account for $100 and invest an additional $100 per month using the Automatic Investment Plan. This allows you to invest regular amounts at regular intervals until you reach the required initial minimum.
23
Voya Global Real Estate Fund

Tax Information
The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. If you are investing through a tax-deferred arrangement, you may be taxed upon withdrawals from that arrangement.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and/or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Voya Global Real Estate Fund
24

Voya Global Value Advantage Fund  (formerly, Voya International Value Equity Fund)
Investment Objective
The Fund seeks long-term capital growth and current income.
Fees and Expenses of the Fund
These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Voya mutual funds. More information about these and other discounts is available from your financial professional and in the discussion in the Sales Charges section of the Prospectus (page 92) or the Purchase, Exchange, and Redemption of Shares section of the Statement of Additional Information (page 134).
Shareholder Fees
Fees paid directly from your investment

Class	Maximum sales charge (load) as a % of offering price	Maximum deferred sales charge as a % of purchase or sales price, whichever is less
A	5.75	None[1]
B	None	5.00
C	None	1.00
I	None	None
W	None	None
Annual Fund Operating Expenses
Expenses you pay each year as a % of the value of your investment

Class		A	B	C	I	W
Management Fees	%	0.90	0.90	0.90	0.90	0.90
Distribution and/or Shareholder Services (12b-1) Fees	%	0.25	1.00	1.00	None	None
Administrative Services Fees	%	0.10	0.10	0.10	0.10	0.10
Other Expenses	%	0.24	0.24	0.24	0.21	0.24
Total Annual Fund Operating Expenses	%	1.49	2.24	2.24	1.21	1.24
Waivers and Reimbursements[2]	%	(0.14)	(0.14)	(0.14)	(0.11)	(0.14)
Total Annual Fund Operating Expenses after Waivers and Reimbursements	%	1.35	2.10	2.10	1.10	1.10
1	A contingent deferred sales charge of 1.00% is assessed on certain redemptions of Class A shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1 million or more.
2	The adviser and distributor are contractually obligated to limit expenses to 1.35%, 2.10%, 2.10%, 1.10%, and 1.10% for Class A, Class B, Class C, Class I, and Class W shares, respectively, through March 1, 2017. The limitation does not extend to interest, taxes, brokerage commissions, extraordinary expenses, and Acquired Fund Fees and Expenses. This limitation is subject to possible recoupment by the adviser and distributor within 36 months of the waiver or reimbursement. Termination or modification of this obligation requires approval by the Fund’s board.
Expense Examples

The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples show costs if you sold (redeemed) your shares at the end of the period or continued to hold them. The Examples also assume that your investment had a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Class	Share Status	1 Yr	3 Yrs	5 Yrs	10 Yrs
A	Sold or Held	$705	992	1,316	2,229
B	Sold	$713	973	1,374	2,363
	Held	$213	673	1,174	2,363
C	Sold	$313	673	1,174	2,552
	Held	$213	673	1,174	2,552
I	Sold or Held	$112	362	643	1,446
W	Sold or Held	$112	365	653	1,475
The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first two years of the three-, five-, and ten-year periods.
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Examples, affect the Fund's performance.
During the most recent fiscal year, the Fund's portfolio turnover rate was 57% of the average value of its portfolio.
Principal Investment Strategies
Under normal market conditions, the Fund invests primarily in the equity securities of companies located in a number of different countries, one of which may be the United States. Equity securities include common and preferred stocks, warrants, and convertible securities. The Fund may invest without limit in countries with developing or emerging markets. The Fund does not limit its investments to companies in any particular market capitalization range.
The Fund may also invest in derivative instruments including futures or index futures to gain exposure to securities, security markets, market indices, or to seek to manage cash balances consistent with the Fund’s investment objectives and principal investment strategies.
The Fund may focus its investments in the financial services sector.
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Voya Global Value Advantage Fund

The Fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).
The sub-adviser (“Sub-Adviser”) seeks to construct an actively managed equity strategy designed to identify high quality dividend income securities focusing on both sustainability and growth of yield, as well as our proprietary fundamental research capabilities. The Sub-Adviser seeks to construct a portfolio with a gross dividend yield that exceeds the average dividend yield of the companies in the MSCI All Country World IndexSM. The Sub-Adviser utilizes a valuation based screening process to assist in selection of companies according to criteria which include the following:
•	an above average dividend yield and stability and growth of dividend; and
•	companies which are profitable and have achieved an above average cash flow.
The Sub-Adviser, from time to time, may select securities which do not meet all of these criteria. The Sub-Adviser then conducts intensive fundamental research on each company to evaluate its growth, profitability and valuation characteristics.
The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.
The Fund may lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets.
Principal Risks
You could lose money on an investment in the Fund. Any of the following risks, among others, could affect Fund performance or cause the Fund to lose money or to underperform market averages of other funds.
Company    The price of a given company's stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.
Convertible Securities    Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.
Credit    Prices of bonds and other debt instruments can fall if the issuer's actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.
Currency    To the extent that the Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.
Derivative Instruments    Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Fund and reduce its returns. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to the risk of improper valuation.
Focused Investing    To the extent that the Fund invests a substantial portion of its assets in securities related to a particular industry, sector, market segment, or geographical area, its investments will be sensitive to developments in that industry, sector, market segment, or geographical area. The Fund assumes the risk that changing economic conditions; changing political or regulatory conditions; or natural and other disasters affecting the particular industry, sector, market segment, or geographical area in which the Fund focuses its investments could have a significant impact on its investment performance and could ultimately cause the Fund to underperform, or be more volatile than, other funds that invest more broadly.
Foreign Investments/Developing and Emerging Markets    Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. Foreign investment risks may be greater in developing and emerging markets than in developed markets.
Interest Rate    With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed increases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase the Fund's exposure to risks associated with rising interest rates. Rising interest rates could have unpredictable effects on the markets and may expose fixed-income and related
Voya Global Value Advantage Fund
26

markets to heightened volatility. For fixed-income securities, an increase in interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain Fund investments, adversely affect values, and increase a Fund’s costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets.
Investment Model    The manager's proprietary model may not adequately allow for existing or unforeseen market factors or the interplay between such factors.
Liquidity    If a security is illiquid, the Fund might be unable to sell the security at a time when the Fund's manager might wish to sell, and the security could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. The Fund may make investments that become less liquid in response to market developments or adverse investor perception. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.
Market    Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Fund costs and impair the ability of the Fund to achieve its investment objectives.
Other Investment Companies    The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund.
Securities Lending    Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
Performance Information
The following information is intended to help you understand the risks of investing in the Fund. The following bar chart shows the changes in the Fund's performance from year to year, and the table compares the Fund's performance to the performance of a broad-based securities market index/indices for the same period. The Fund's performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The bar chart shows the performance of the Fund's Class A shares. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. However, the table includes all applicable fees and sales charges. Other class shares' performance would be higher or lower than Class A shares' performance because of the higher or lower expenses paid by Class A shares. The Fund's past performance (before and after taxes) is no guarantee of future results. For the most recent performance figures, go to www.voyainvestments.com/literature or call 1-800-992-0180.
Calendar Year Total Returns Class A
(as of December 31 of each year)

Best quarter: 2nd, 2009, 26.13% and Worst quarter: 3rd, 2008, -18.10%
27
Voya Global Value Advantage Fund

Average Annual Total Returns%1,2
(for the periods ended December 31, 2014)

		1 Yr	5 Yrs	10 Yrs	Since Inception	Inception Date
Class A before taxes	%	-8.34	4.17	7.31	N/A	04/19/93
After tax on distributions	%	-9.06	3.43	6.90	N/A
After tax on distributions with sale	%	-4.14	3.32	5.99	N/A
MSCI ACW IndexSM [3,4]	%	4.16	9.17	6.09	N/A
MSCI EAFE® Index [3,4]	%	-4.90	5.33	4.43	N/A
Class B before taxes	%	-8.22	4.28	7.16	N/A	05/31/95
MSCI ACW IndexSM [3,4]	%	4.16	9.17	6.09	N/A
MSCI EAFE® Index [3,4]	%	-4.90	5.33	4.43	N/A
Class C before taxes	%	-4.42	4.62	7.17	N/A	04/19/93
MSCI ACW IndexSM [3,4]	%	4.16	9.17	6.09	N/A
MSCI EAFE® Index [3,4]	%	-4.90	5.33	4.43	N/A
Class I before taxes	%	-2.52	5.70	N/A	7.16	09/06/06
MSCI ACW IndexSM [3,4]	%	4.16	9.17	N/A	4.90
MSCI EAFE® Index [3,4]	%	-4.90	5.33	N/A	2.12
Class W before taxes	%	-2.48	5.68	N/A	8.08	06/01/09
MSCI ACW IndexSM [3,4]	%	4.16	9.17	N/A	11.67
MSCI EAFE® Index [3,4]	%	-4.90	5.33	N/A	8.01
1	Prior to December 1, 2014, the Fund had a different investment objective and principal investment strategies.
2	Effective November 30, 2012, Voya Investment Management Co. LLC was appointed as the sub-adviser to the Fund along with changes to the Fund’s name and principal investment strategies. Performance prior to November 30, 2012 is attributable to a different sub-adviser.
3	On December 1, 2014, the Fund changed its primary benchmark from the MSCI EAFE® Index to the MSCI ACW IndexSM because the MSCI ACW IndexSM is considered by the Adviser to be a more appropriate benchmark reflecting the types of securities in which the Fund invests.
4	The index returns include the reinvestment of dividends and distributions net of withholding taxes, but do not reflect fees, brokerage commissions or other expenses.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are shown for Class A shares only. After-tax returns for other classes will vary.
Portfolio Management
Investment Adviser	Sub-Adviser
Voya Investments, LLC	Voya Investment Management Co. LLC

Portfolio Managers
Christopher F. Corapi Portfolio Manager (since 12/14)	Vincent Costa, CFA Portfolio Manager (since 12/14)
Martin Jansen Portfolio Manager (since 11/12)	David Rabinowitz Portfolio Manager (since 11/12)
James Ying, CFA Assistant Portfolio Manager (since 12/14)
Purchase and Sale of Fund Shares
Shares of the Fund may be purchased or sold on any business day (normally any day when the New York Stock Exchange is open). You can buy or sell shares of the Fund through a broker-dealer or other financial intermediary; by visiting our website at www.voyainvestments.com; by writing to us at Voya Investment Management, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034; or by calling us at 1-800-992-0180.
Minimum Initial Investment $ by share class

Class	A, C	I	W
Non-retirement accounts	$1,000	250,000	1,000
Retirement accounts	$250	250,000	1,000
Certain omnibus accounts	$250	—	—
Pre-Authorized Investment Plan	$1,000	250,000	1,000
There are no minimums for additional investments except that the Pre-Authorized Investment Plan requires a monthly investment of at least $100. For Class I shares, there is no minimum initial investment requirement for qualified retirement plans or other defined contribution plans and defined benefit plans that invest in the Voya funds through omnibus arrangements.
Tax Information
The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. If you are investing through a tax-deferred arrangement, you may be taxed upon withdrawals from that arrangement.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and/or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Voya Global Value Advantage Fund
28

Voya International Core Fund  (formerly, ING International Core Fund)
Investment Objective
The Fund seeks long-term growth of capital.
Fees and Expenses of the Fund
These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees
Fees paid directly from your investment

Class	Maximum sales charge (load) as a % of offering price	Maximum deferred sales charge as a % of purchase or sales price, whichever is less
I	None	None
W	None	None
Annual Fund Operating Expenses
Expenses you pay each year as a % of the value of your investment

Class		I	W
Management Fee	%	0.75	0.75
Distribution and/or Shareholder Services (12b-1) Fees	%	None	None
Administrative Services Fee	%	0.10	0.10
Other Expenses	%	0.19	0.19
Acquired Fund Fees and Expenses	%	0.01	0.01
Total Annual Fund Operating Expenses[1]	%	1.05	1.05
Waivers and Reimbursements[2]	%	(0.09)	(0.09)
Total Annual Fund Operating Expenses after Waivers and Reimbursements	%	0.96	0.96
1	Total Annual Fund Operating Expenses may be higher than the Fund’s ratio of expenses to average net assets shown in the Fund’s Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
2	The adviser is contractually obligated to limit expenses to 0.95% and 0.95% for Class I shares and Class W shares, respectively, through March 1, 2016. The limitation does not extend to interest, taxes, brokerage commissions, extraordinary expenses, and Acquired Fund Fees and Expenses. This limitation is subject to possible recoupment by the adviser within 36 months of the waiver or reimbursement. Termination or modification of this obligation requires approval by the Fund’s board.
Expense Examples

The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples show costs if you sold (redeemed) your shares at the end of the period or continued to hold them. The Examples also assume that your investment had a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Class	Share Status	1 Yr	3 Yrs	5 Yrs	10 Yrs
I	Sold or Held	$98	325	571	1,274
W	Sold or Held	$98	325	571	1,274
The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example, affect the Fund's performance.
During the most recent fiscal year, the Fund's portfolio turnover rate was 93% of the average value of its portfolio.
Principal Investment Strategies
Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities of companies located in a number of different countries other than the United States. The Fund may invest in countries with emerging securities markets. The Fund’s emerging markets exposure will generally not be greater than 10% above the emerging markets exposure of the MSCI All Country World Ex-U.S. Index. Emerging markets will be defined as countries that are included in the MSCI Emerging Markets Index. The Fund may also invest in depositary receipts of foreign issuers. The Fund may invest up to 15% of its assets in real estate investment trusts.
The Fund may use derivatives, including futures, options, swaps, and forward contracts, typically for hedging purposes to reduce risk, such as interest rate risk, currency risk, and price risk.
The Fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).
The sub-adviser (“Sub-Adviser”) conducts fundamental research on individual companies to identify securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures and indicators of value. The Sub-Adviser seeks to invest in companies with underappreciated assets, improving and/or sustainable return on capital, and/or stocks that it believes are mispriced by the market due to short-term issues. This proprietary research takes into account each company’s long-term history as well as the Sub-Adviser’s analysts’ forward-looking estimates, and allows for a comparison of the intrinsic value of stocks on a global basis focusing on return on invested capital in conjunction with other valuation metrics.
29
Voya International Core Fund

Portfolio construction is driven primarily by bottom-up stock selection, with region, country, and sector weightings being secondary factors.
The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.
The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.
Principal Risks
You could lose money on an investment in the Fund. Any of the following risks, among others, could affect Fund performance or cause the Fund to lose money or to underperform market averages of other funds.
Company    The price of a given company's stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.
Currency    To the extent that the Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.
Derivative Instruments    Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Fund and reduce its returns. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to the risk of improper valuation.
Foreign Investments/Developing and Emerging Markets    Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. Foreign investment risks may be greater in developing and emerging markets than in developed markets.
Liquidity    If a security is illiquid, the Fund might be unable to sell the security at a time when the Fund's manager might wish to sell, and the security could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. The Fund may make investments that become less liquid in response to market developments or adverse investor perception. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.
Market    Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the value-oriented securities in which the Fund invests. Rather, the market could favor growth-oriented securities or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Fund costs and impair the ability of the Fund to achieve its investment objectives.
Market Capitalization    Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing the Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.
Other Investment Companies    The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund.
Real Estate Companies and Real Estate Investment Trusts (“REITs”)    Investing in real estate companies and REITs may subject the Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty
Voya International Core Fund
30

or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.
Securities Lending    Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
Performance Information
The following information is intended to help you understand the risks of investing in the Fund. The following bar chart shows the changes in the Fund's performance from year to year, and the table compares the Fund's performance to the performance of a broad-based securities market index/indices for the same period. The Fund's performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The bar chart shows the performance of the Fund's Class I shares. Other class shares' performance would be lower than Class I shares' performance because of lower expenses paid by Class I shares. The Fund's past performance (before and after taxes) is no guarantee of future results. For the most recent performance figures, go to www.voyainvestments.com/literature or call 1-800-992-0180.
Calendar Year Total Returns Class I
(as of December 31 of each year)

Best quarter: 1st, 2012, 12.62% and Worst quarter: 2nd, 2012, -6.19%
Average Annual Total Returns %1
(for the periods ended December 31, 2014)

		1 Yr	5 Yrs	10 Yrs	Since Inception	Inception Date
Class I before taxes	%	-4.29	N/A	N/A	3.26	02/08/11
After tax on distributions	%	-7.54	N/A	N/A	2.18
After tax on distributions with sale	%	0.35	N/A	N/A	2.72
MSCI EAFE® Index[2]	%	-4.90	N/A	N/A	3.44
MSCI ACW IndexSM Ex-U.S.[2]	%	-3.87	N/A	N/A	1.97
Class W before taxes	%	-4.40	N/A	N/A	9.18	08/07/12
MSCI EAFE® Index[2]	%	-4.90	N/A	N/A	10.90
MSCI ACW IndexSM Ex-U.S.[2]	%	-3.87	N/A	N/A	8.40
1	Effective November 25, 2013 Wellington Management Company LLP became the sole sub-adviser for the Fund. Prior to November 25, 2013, the Fund was sub-advised by Wellington Management Company LLP and Thornburg Investment Management, Inc.
2	The index returns include the reinvestment of dividends and distributions net of withholding taxes, but do not reflect fees, brokerage commissions, or other expenses.
Portfolio Management
Investment Adviser	Sub-Adviser
Voya Investments, LLC	Wellington Management Company LLP

Portfolio Managers
Nicolas M. Choumenkovitch Portfolio Manager (since 02/11)	Tara Connolly Stilwell, CFA Portfolio Manager (since 02/11)
Purchase and Sale of Fund Shares
Shares of the Fund may be purchased or sold on any business day (normally any day when the New York Stock Exchange is open). You can buy or sell shares of the Fund through a broker-dealer or other financial intermediary; by visiting our website at www.voyainvestments.com; by writing to us at Voya Investment Management, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034; or by calling us at 1-800-992-0180.
Minimum Initial Investment $ by share class

Class	I	W
Non-retirement accounts	$250,000	1,000
Retirement accounts	$250,000	1,000
Certain omnibus accounts	$—	—
Pre-Authorized Investment Plan	$250,000	1,000
There are no minimums for additional investments. For Class
I shares, there is no minimum initial investment requirement for qualified retirement plans or other defined contribution plans and defined benefit plans that invest in the Voya funds through omnibus arrangements.
Tax Information
The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. If you are investing through a tax-deferred arrangement, you may be taxed upon withdrawals from that arrangement.
31
Voya International Core Fund

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and/or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Voya International Core Fund
32

Voya International Real Estate Fund  (formerly, ING International Real Estate Fund)
Investment Objective
The Fund seeks to provide investors with high total return.
Fees and Expenses of the Fund
These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Voya mutual funds. More information about these and other discounts is available from your financial professional and in the discussion in the Sales Charges section of the Prospectus (page 92) or the Purchase, Exchange, and Redemption of Shares section of the Statement of Additional Information (page 134).
Shareholder Fees
Fees paid directly from your investment

Class	Maximum sales charge (load) as a % of offering price	Maximum deferred sales charge as a % of purchase or sales price, whichever is less
A	5.75	None[1]
B	None	5.00
C	None	1.00
I	None	None
W	None	None
Annual Fund Operating Expenses
Expenses you pay each year as a % of the value of your investment

Class		A	B	C	I	W
Management Fees	%	0.93	0.93	0.93	0.93	0.93
Distribution and/or Shareholder Services (12b-1) Fees	%	0.25	1.00	1.00	None	None
Administrative Services Fees	%	0.10	0.10	0.10	0.10	0.10
Other Expenses	%	0.14	0.14	0.14	0.09	0.14
Total Annual Fund Operating Expenses	%	1.42	2.17	2.17	1.12	1.17
Waivers and Reimbursements[2]	%	None	None	None	None	None
Total Annual Fund Operating Expenses after Waivers and Reimbursements	%	1.42	2.17	2.17	1.12	1.17
1	A contingent deferred sales charge of 1.00% is assessed on certain redemptions of Class A shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1 million or more.
2	The adviser and sub-adviser are contractually obligated to limit expenses to 1.50%, 2.25%, 2.25%, 1.25%, and 1.25% for Class A, Class B, Class C, Class I, and Class W shares, respectively, through March 1, 2016. This limitation is subject to possible recoupment by the adviser and sub-adviser within 36 months of the waiver or reimbursement. In addition, the adviser and sub-adviser are contractually obligated to further limit expenses whereby the sub-adviser will pay the incremental costs necessary to further limit expenses to 1.45%, 2.20%, 2.20%, 1.20%, and 1.20% for Class A, Class B, Class C, Class I, and Class W shares, respectively, through March 1, 2016. The limitations do not extend to interest, taxes, brokerage commissions, extraordinary expenses, and Acquired Fund Fees and Expenses. Termination or modification of these obligations requires approval by the Fund’s board.
Expense Examples

The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples show costs if you sold (redeemed) your shares at the end of the period or continued to hold them. The Examples also assume that your investment had a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Class	Share Status	1 Yr	3 Yrs	5 Yrs	10 Yrs
A	Sold or Held	$711	998	1,307	2,179
B	Sold	$720	979	1,364	2,313
	Held	$220	679	1,164	2,313
C	Sold	$320	679	1,164	2,503
	Held	$220	679	1,164	2,503
I	Sold or Held	$114	356	617	1,363
W	Sold or Held	$119	372	644	1,420
The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Examples, affect the Fund's performance.
During the most recent fiscal year, the Fund's portfolio turnover rate was 67% of the average value of its portfolio.
Principal Investment Strategies
Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in a portfolio of equity securities of companies that are principally engaged in the real estate industry. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. At least 65% of the Fund's assets will normally be invested in companies located in a number of different countries other than the United States. These companies may have investments that provide exposure to the U.S. real estate industry. The sub-adviser (“Sub-Adviser”) defines a real estate company as a company that: (i) derives at least 50% of its total revenue or earnings from owning, operating, developing, constructing, financing, managing and/or selling commercial, industrial, or residential real estate; or (ii) has at least 50% of its assets invested in real estate. As a general matter, the Fund expects these investments to be
33
Voya International Real Estate Fund

in common stocks of companies of any market capitalization, including real estate investment trusts. The Fund may invest in companies located in countries with emerging securities markets. The Fund may also invest in convertible securities, initial public offerings, and Rule 144A securities. The Fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).
The Sub-Adviser uses a multi-step investment process for constructing the Fund's investment portfolio that combines top-down region and sector allocation with bottom-up individual stock selection.
First, the Sub-Adviser selects sectors and geographic regions in which to invest and determines the degree of representation of such sectors and regions through a systematic evaluation of public and private property market trends and conditions.
Second, the Sub-Adviser uses an in-house valuation process to identify investments with superior current income and growth potential relative to their peers. This in-house valuation process examines several factors including: value and property; capital structure; and management and strategy.
The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.
The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.
Principal Risks
You could lose money on an investment in the Fund. Any of the following risks, among others, could affect Fund performance or cause the Fund to lose money or to underperform market averages of other funds.
Company    The price of a given company's stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.
Concentration    As a result of the Fund “concentrating,” as that term is defined in the 1940 Act, its assets in the securities of a particular industry or group of industries or single country or region, the Fund may be subject to greater market fluctuations than a fund that has securities representing a broader range of investment alternatives. If securities in which the Fund concentrates fall out of favor, the Fund could underperform funds that have greater diversification.
Convertible Securities    Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.
Credit    Prices of bonds and other debt instruments can fall if the issuer's actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.
Currency    To the extent that the Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.
Foreign Investments/Developing and Emerging Markets    Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. Foreign investment risks may be greater in developing and emerging markets than in developed markets.
Initial Public Offerings    Initial Public Offerings (“IPOs”) and companies that have recently gone public have the potential to produce substantial gains for the Fund. However, there is no assurance that the Fund will have access to profitable IPOs or that IPOs in which the Fund invests will rise in value. Furthermore, the value of securities of newly public companies may decline in value shortly after the IPO. When the Fund's asset base is small, the impact of such investments on the Fund's return will be magnified. If the Fund's assets grow, it is likely that the effect of the Fund's investment in IPOs on the Fund's return will decline.
Interest Rate    With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed increases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase the Fund's exposure to risks associated with rising interest rates. Rising interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For fixed-income securities, an increase in interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain Fund investments, adversely affect values, and
Voya International Real Estate Fund
34

increase a Fund’s costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets.
Investment Model    The manager's proprietary model may not adequately allow for existing or unforeseen market factors or the interplay between such factors.
Liquidity    If a security is illiquid, the Fund might be unable to sell the security at a time when the Fund's manager might wish to sell, and the security could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. The Fund may make investments that become less liquid in response to market developments or adverse investor perception. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.
Market    Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Fund costs and impair the ability of the Fund to achieve its investment objectives.
Market Capitalization    Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing the Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.
Other Investment Companies    The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund.
Real Estate Companies and Real Estate Investment Trusts (“REITs”)    Investing in real estate companies and REITs may subject the Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.
Securities Lending    Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
Performance Information
The following information is intended to help you understand the risks of investing in the Fund. The following bar chart shows the changes in the Fund's performance from year to year, and the table compares the Fund's performance to the performance of a broad-based securities market index/indices for the same period. The Fund's performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The bar chart shows the performance of the Fund's Class A shares. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. However, the table includes all applicable fees and sales charges. Other class shares' performance would be higher or lower than Class A shares' performance because of the higher or lower expenses paid by Class A shares. The Fund's past performance (before and after taxes) is no guarantee of future results. For the most recent performance figures, go to www.voyainvestments.com/literature or call 1-800-992-0180.
Calendar Year Total Returns Class A
(as of December 31 of each year)

Best quarter: 2nd, 2009, 32.42% and Worst quarter: 4th, 2008, -23.95%
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Voya International Real Estate Fund

Average Annual Total Returns %
(for the periods ended December 31, 2014)

		1 Yr	5 Yrs	10 Yrs	Since Inception	Inception Date
Class A before taxes	%	-3.46	5.66	N/A	2.70	02/28/06
After tax on distributions	%	-5.05	4.08	N/A	1.32
After tax on distributions with sale	%	-1.68	3.94	N/A	1.71
FTSE EPRA/NAREIT Developed ex U.S. Index[1,2]	%	2.84	7.93	N/A	3.37
S&P 500® Index[3]	%	13.69	15.45	N/A	7.79
S&P Developed ex-U.S. Property Index[2,3]	%	3.94	9.45	N/A	4.04
Class B before taxes	%	-3.25	5.79	N/A	2.62	02/28/06
FTSE EPRA/NAREIT Developed ex U.S. Index[1,2]	%	2.84	7.93	N/A	3.37
S&P 500® Index[3]	%	13.69	15.45	N/A	7.79
S&P Developed ex-U.S. Property Index[2,3]	%	3.94	9.45	N/A	4.04
Class C before taxes	%	0.71	6.14	N/A	2.61	02/28/06
FTSE EPRA/NAREIT Developed ex U.S. Index[1,2]	%	2.84	7.93	N/A	3.37
S&P 500® Index[3]	%	13.69	15.45	N/A	7.79
S&P Developed ex-U.S. Property Index[2,3]	%	3.94	9.45	N/A	4.04
Class I before taxes	%	2.77	7.23	N/A	3.70	02/28/06
FTSE EPRA/NAREIT Developed ex U.S. Index[1,2]	%	2.84	7.93	N/A	3.37
S&P 500® Index[3]	%	13.69	15.45	N/A	7.79
S&P Developed ex-U.S. Property Index[2,3]	%	3.94	9.45	N/A	4.04
Class W before taxes	%	2.71	7.18	N/A	1.65	02/12/08
FTSE EPRA/NAREIT Developed ex U.S. Index[1,2]	%	2.84	7.93	N/A	1.50
S&P 500® Index[3]	%	13.69	15.45	N/A	8.89
S&P Developed ex-U.S. Property Index[2,3]	%	3.94	9.45	N/A	2.61
1	The index returns include the reinvestment of dividends and distributions net of withholding taxes, but do not reflect fees, brokerage commissions, or other expenses.
2	On July 31, 2014, the Fund changed its primary benchmark from the S&P Developed ex-U.S. Property Index to the FTSE EPRA/NAREIT Developed ex U.S. Index because the FTSE EPRA/NAREIT Developed ex U.S. Index is considered by the Adviser to be a more appropriate benchmark reflecting the types of securities in which the Fund invests.
3	The index returns do not reflect deductions for fees, expenses, or taxes.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are shown for Class A shares only. After-tax returns for other classes will vary.
Portfolio Management
Investment Adviser	Sub-Adviser
Voya Investments, LLC	CBRE Clarion Securities LLC

Portfolio Managers
Steven D. Burton, CFA Portfolio Manager (since 02/06)	T. Ritson Ferguson, CFA Portfolio Manager (since 02/06)
Joseph P. Smith, CFA Portfolio Manager (since 03/11)
Purchase and Sale of Fund Shares
Shares of the Fund may be purchased or sold on any business day (normally any day when the New York Stock Exchange is open). You can buy or sell shares of the Fund through a broker-dealer or other financial intermediary; by visiting our website at www.voyainvestments.com; by writing to us at Voya Investment Management, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034; or by calling us at 1-800-992-0180.
Minimum Initial Investment $ by share class

Class	A, C	I	W
Non-retirement accounts	$1,000	250,000	1,000
Retirement accounts	$250	250,000	1,000
Certain omnibus accounts	$250	—	—
Pre-Authorized Investment Plan	$1,000	250,000	1,000
There are no minimums for additional investments except that the Pre-Authorized Investment Plan requires a monthly investment of at least $100. For Class I shares, there is no minimum initial investment requirement for qualified retirement plans or other defined contribution plans and defined benefit plans that invest in the Voya funds through omnibus arrangements.
Tax Information
The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. If you are investing through a tax-deferred arrangement, you may be taxed upon withdrawals from that arrangement.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and/or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Voya International Real Estate Fund
36

Voya Multi-Manager Emerging Markets Equity Fund  (formerly, ING Emerging Markets Equity Fund)
Investment Objective
The Fund seeks long-term capital appreciation.
Fees and Expenses of the Fund
These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Voya mutual funds. More information about these and other discounts is available from your financial professional and in the discussion in the Sales Charges section of the Prospectus (page 92) or the Purchase, Exchange, and Redemption of Shares section of the Statement of Additional Information (page 134).
Shareholder Fees
Fees paid directly from your investment

Class	Maximum sales charge (load) as a % of offering price	Maximum deferred sales charge as a % of purchase or sales price, whichever is less
A	5.75	None[1]
B	None	5.00
C	None	1.00
I	None	None
R	None	None
W	None	None
Annual Fund Operating Expenses
Expenses you pay each year as a % of the value of your investment

Class		A	B	C	I	R	W
Management Fee	%	1.00	1.00	1.00	1.00	1.00	1.00
Distribution and/or Shareholder Services (12b-1) Fee	%	0.25	1.00	1.00	None	0.50	None
Administrative Services Fee	%	0.10	0.10	0.10	0.10	0.10	0.10
Other Expenses	%	0.48	0.48	0.48	0.20	0.48	0.48
Total Annual Fund Operating Expenses	%	1.83	2.58	2.58	1.30	2.08	1.58
Waivers and Reimbursements[2]	%	(0.23)	(0.23)	(0.23)	(0.05)	(0.23)	(0.23)
Total Annual Fund Operating Expenses after Waivers and Reimbursements	%	1.60	2.35	2.35	1.25	1.85	1.35
1	A contingent deferred sales charge of 1.00% is assessed on certain redemptions of Class A shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1 million or more.
2	The adviser is contractually obligated to limit expenses to 1.60%, 2.35%, 2.35%, 1.35%, 1.85%, and 1.35% for Class A, Class B, Class C, Class I, Class R, and Class W shares, respectively, through March 1, 2016. In addition, the adviser is contractually obligated to further limit expenses of Class I shares to 1.25% through March 1, 2016. The limitations do not extend to interest, taxes, brokerage commissions, extraordinary expenses, and Acquired Fund Fees and Expenses. The limitations are subject to possible recoupment by the adviser within 36 months of the waiver or reimbursement. Termination or modification of these obligations requires approval by the Fund’s board.
Expense Examples

The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples show costs if you sold (redeemed) your shares at the end of the period or continued to hold them. The Examples also assume that your investment had a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Class	Share Status	1 Yr	3 Yrs	5 Yrs	10 Yrs
A	Sold or Held	$728	1,096	1,488	2,582
B	Sold	$738	1,081	1,550	2,715
	Held	$238	781	1,350	2,715
C	Sold	$338	781	1,350	2,898
	Held	$238	781	1,350	2,898
I	Sold or Held	$127	407	708	1,563
R	Sold or Held	$188	630	1,098	2,392
W	Sold or Held	$137	476	839	1,859
The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Examples, affect the Fund's performance.
During the most recent fiscal year, the Fund's portfolio turnover rate was 68% of the average value of its portfolio.
Principal Investment Strategies
Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of issuers in emerging markets. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy.
Developing or emerging countries include most countries in the world except Australia, Canada, Japan, New Zealand, Hong Kong, Singapore, the United Kingdom, the United States, and most of the countries of Western Europe. An emerging market company is one that is organized under the laws of, or has a principal place of business in, an emerging market; where the principal securities market is in an emerging market; that derives at least 50% of its total revenues or profits from goods that are produced or sold, investments made, or services performed
37
Voya Multi-Manager Emerging Markets Equity Fund

in an emerging market; or at least 50% of the assets of which are located in an emerging market. The Fund may invest in companies of any market capitalization.
Equity securities may include common stock, preferred stock, convertible securities, depositary receipts, participatory notes, trust or partnership interests, warrants and rights to buy common stock, and privately placed securities. The Fund may also invest in real estate investment trusts and non-investment-grade bonds (high-yield or “junk bonds”).
The Fund may invest in derivatives, including but not limited to, futures, options, swaps, and forwards as a substitute for securities in which the Fund can invest; to hedge various investments; to seek to reduce currency deviations, where practicable, for the purpose of risk management; to seek to increase the Fund's gains; and for the efficient management of cash flows.
The Fund may invest in securities denominated in U.S. dollars, major reserve currencies, and currencies of other countries in which it can invest. The Fund typically maintains full currency exposure to those markets in which it invests. However, the Fund may, from time to time, hedge a portion of its foreign currency exposure into the U.S. dollar.
The Fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).
Delaware Investments Fund Advisers (“DIFA”) and J.P. Morgan Investment Management Inc. (“JPMorgan”) (each a “Sub-Adviser” and collectively “Sub-Advisers”) provide the day-to-day management of the Fund. The Sub-Advisers act independently of each other and use their own methodology for selecting investments. The Fund's investment adviser will determine the amount of Fund assets allocated to each Sub-Adviser.
Each Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.
The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.
Delaware Investments Fund Advisers
DIFA selects growth-oriented and value-oriented investments on the basis of the investment's discount to its intrinsic value. When selecting growth-oriented securities, DIFA typically seeks high growth caused by secular economic factors. These factors may include demographics, economic deregulation, and technological developments. When selecting value-oriented securities, DIFA typically seeks lower valuations caused by cyclical economic factors or temporary changes in business operations. Strong management and sustainable business franchise are key considerations in selecting both growth-oriented and value-oriented securities.
In order to compare the value of different stocks, DIFA considers whether the future income stream on a stock is expected to increase faster than, slower than, or in line with the level of inflation. DIFA then estimates what it thinks the value of the anticipated future income stream would be worth if such income stream were being paid today. DIFA believes this gives it an estimate of the stock's intrinsic value.
Because the Fund invests primarily in emerging countries, there may be less information available for DIFA to use in making this analysis than is available for more developed countries. Currency analysis is an important part of the valuation exercise. DIFA attempts to determine whether a particular currency is overvalued or undervalued by comparing the amount of goods and services that a dollar will buy in the United States to the amount of foreign currency required to buy the same amount of goods and services in another country. When the dollar buys less, the foreign currency may be overvalued, and when the dollar buys more, the foreign currency may be undervalued. Relative per capita income levels are also a key factor in this analysis.
J.P. Morgan Investment Management Inc.
JPMorgan emphasizes securities that it believes are ranked as undervalued, while underweighting or avoiding securities that appear overvalued.
JPMorgan believes that emerging markets are generally inefficient as demonstrated by the high and variable volatility of many emerging markets and individual companies in these markets. Corporate disclosure and transparency can vary widely thereby exacerbating the inefficiency of these markets and offering opportunities to experienced, well-informed active investors.
In managing its portion of the Fund, JPMorgan adheres to a disciplined process for stock selection and portfolio construction. A proprietary multi-factor model is used to quantitatively rank securities in the Fund's investment universe which JPMorgan uses to select securities. Securities held in the Fund that JPMorgan believes have become overvalued and/or whose factor signals have deteriorated materially may be sold and are generally replaced with more attractive securities on the basis of JPMorgan's disciplined investment process.
The portfolio construction process controls the sector and industry weights, number of stocks held, and position size. Risk or factor exposures are actively managed through portfolio construction. JPMorgan utilizes currency specialists in determining the extent and nature of the Fund's exposure to various foreign currencies.
Principal Risks
You could lose money on an investment in the Fund. Any of the following risks, among others, could affect Fund performance or cause the Fund to lose money or to underperform market averages of other funds.
Call    During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond's maturity date. If forced to invest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income.
Voya Multi-Manager Emerging Markets Equity Fund
38

Company    The price of a given company's stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.
Convertible Securities    Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.
Credit    Prices of bonds and other debt instruments can fall if the issuer's actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.
Currency    To the extent that the Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.
Derivative Instruments    Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Fund and reduce its returns. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to the risk of improper valuation.
Foreign Investments/Developing and Emerging Markets    Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. Foreign investment risks may be greater in developing and emerging markets than in developed markets.
High-Yield Securities    Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments.
Interest Rate    With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed increases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase the Fund's exposure to risks associated with rising interest rates. Rising interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For fixed-income securities, an increase in interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain Fund investments, adversely affect values, and increase a Fund’s costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets.
Investment Model    The manager's proprietary model may not adequately allow for existing or unforeseen market factors or the interplay between such factors.
Liquidity    If a security is illiquid, the Fund might be unable to sell the security at a time when the Fund's manager might wish to sell, and the security could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. The Fund may make investments that become less liquid in response to market developments or adverse investor perception. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.
Market    Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which the Fund invests. Rather, the market could favor securities to which the Fund is not exposed or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Fund costs and impair the ability of the Fund to achieve its investment objectives.
Market Capitalization    Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market
39
Voya Multi-Manager Emerging Markets Equity Fund

conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing the Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.
Other Investment Companies    The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund.
Real Estate Companies and Real Estate Investment Trusts (“REITs”)    Investing in real estate companies and REITs may subject the Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.
Securities Lending    Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
Performance Information
The following information is intended to help you understand the risks of investing in the Fund. The following bar chart shows the changes in the Fund's performance from year to year, and the table compares the Fund's performance to the performance of a broad-based securities market index/indices for the same period. The Fund's performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The bar chart shows the performance of the Fund's Class A shares. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. However, the table includes all applicable fees and sales charges. Other class shares' performance would be higher or lower than Class A shares' performance because of the higher or lower expenses paid by Class A shares. The Fund's past performance (before and after taxes) is no guarantee of future results. For the most recent performance figures, go to www.voyainvestments.com/literature or call 1-800-992-0180.
Calendar Year Total Returns Class A
(as of December 31 of each year)

Best quarter: 1st, 2012, 13.89% and Worst quarter: 2nd, 2012, -10.55%
Average Annual Total Returns %
(for the periods ended December 31, 2014)

		1 Yr	5 Yrs	10 Yrs	Since Inception	Inception Date
Class A before taxes	%	-12.66	N/A	N/A	1.24	10/11/11
After tax on distributions	%	-12.76	N/A	N/A	1.05
After tax on distributions with sale	%	-6.85	N/A	N/A	1.12
MSCI Emerging Markets Index[1]	%	-2.19	N/A	N/A	4.09
Class B before taxes	%	-12.72	N/A	N/A	1.25	07/20/12
MSCI Emerging Markets Index[1]	%	-2.19	N/A	N/A	3.24
Class C before taxes	%	-8.94	N/A	N/A	2.34	10/11/11
MSCI Emerging Markets Index[1]	%	-2.19	N/A	N/A	4.09
Class I before taxes	%	-7.11	N/A	N/A	3.45	10/11/11
MSCI Emerging Markets Index[1]	%	-2.19	N/A	N/A	4.09
Class R before taxes	%	-7.56	N/A	N/A	2.88	10/11/11
MSCI Emerging Markets Index[1]	%	-2.19	N/A	N/A	4.09
Class W before taxes	%	-7.12	N/A	N/A	3.38	10/11/11
MSCI Emerging Markets Index[1]	%	-2.19	N/A	N/A	4.09
1	The index returns include the reinvestment of dividends and distributions net of withholding taxes, but do not reflect fees, brokerage commissions, or other expenses.
Portfolio Management
Investment Adviser
Voya Investments, LLC

Sub-Adviser
Delaware Investments Fund Advisers

Portfolio Manager
Liu-Er Chen, CFA Portfolio Manager (since 10/11)

Sub-Adviser
J.P. Morgan Investment Management Inc.

Portfolio Managers
Anuj Arora Portfolio Manager (since 10/11)	George Iwanicki, Jr. Portfolio Manager (since 10/11)
Voya Multi-Manager Emerging Markets Equity Fund
40

Purchase and Sale of Fund Shares
Shares of the Fund may be purchased or sold on any business day (normally any day when the New York Stock Exchange is open). You can buy or sell shares of the Fund through a broker-dealer or other financial intermediary; by visiting our website at www.voyainvestments.com; by writing to us at Voya Investment Management, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034; or by calling us at 1-800-992-0180.
Minimum Initial Investment $ by share class

Class	A, C	I	R	W
Non-retirement accounts	$1,000	250,000	—	1,000
Retirement accounts	$250	250,000	—	1,000
Certain omnibus accounts	$250	—	—	—
Pre-Authorized Investment Plan	$1,000	250,000	—	1,000
There are no minimums for additional investments except that the Pre-Authorized Investment Plan requires a monthly investment of at least $100. For Class I shares, there is no minimum initial investment requirement for qualified retirement plans or other defined contribution plans and defined benefit plans that invest in the Voya funds through omnibus arrangements.
Tax Information
The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. If you are investing through a tax-deferred arrangement, you may be taxed upon withdrawals from that arrangement.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and/or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
41
Voya Multi-Manager Emerging Markets Equity Fund

Voya Multi-Manager International Equity Fund (formerly, ING Multi-Manager International Equity Fund)
Investment Objective
The Fund seeks long-term growth of capital.
Fees and Expenses of the Fund
These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees
Fees paid directly from your investment

Class	Maximum sales charge (load) as a % of offering price	Maximum deferred sales charge as a % of purchase or sales price, whichever is less
I	None	None
Annual Fund Operating Expenses
Expenses you pay each year as a % of the value of your investment

Class	I
Management Fees	0.75%
Distribution and/or Shareholder Services (12b-1) Fees	None
Administrative Services Fees	0.10%
Other Expenses	0.14%
Total Annual Fund Operating Expenses	0.99%
Waivers, Reimbursements and Recoupments[1]	(0.02)%
Total Annual Fund Operating Expenses after Waivers, Reimbursements and Recoupments	0.97%
1	The adviser is contractually obligated to limit expenses to 0.99% for Class I shares, through March 1, 2016. The limitation does not extend to interest, taxes, brokerage commissions, extraordinary expenses, and Acquired Fund Fees and Expenses. This limitation is subject to possible recoupment by the adviser within 36 months of the waiver or reimbursement. The adviser is contractually obligated to waive a portion of the management fee through March 1, 2016. Based upon net assets as of October 31, 2014, the management fee waiver for the Fund is an estimated (0.02)%. Termination or modification of these obligations requires approval by the Fund’s board.
Expense Example

The Example is intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Examples show costs if you sold (redeemed) your shares at the end of the period or continued to hold them. The Example also assumes that your investment had a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Class	Share Status	1 Yr	3 Yrs	5 Yrs	10 Yrs
I	Sold or Held	$99	313	545	1,211
The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Examples, affect the Fund's performance.
During the most recent fiscal year, the Fund's portfolio turnover rate was 45% of the average value of its portfolio.
Principal Investment Strategies
Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this investment policy. The Fund invests at least 65% of its assets in equity securities of companies organized under the laws of, or with principal offices located in, a number of different countries outside of the United States, including companies in countries in emerging markets. The Fund does not focus its investments in a particular industry or country. The Fund may invest in companies of any market capitalization. The equity securities in which the Fund may invest include, but are not limited to, common stocks, preferred stocks, depositary receipts, rights and warrants to buy common stocks, privately placed securities, and IPOs. The Fund may invest in derivative instruments including options, futures, and forward foreign currency exchange contracts. The Fund may typically use derivatives to seek to reduce exposure to other risks, such as interest rate or currency risk, to substitute for taking a position in the underlying assets, for cash management, and/or to seek to enhance returns in the Fund.
The Fund invests its assets in foreign investments which are denominated in U.S. dollars, major reserve currencies and currencies of other countries and can be affected by fluctuations in exchange rates. To attempt to protect against adverse changes in currency exchange rates, the Fund may, but will not necessarily use special techniques such as forward foreign currency exchange contracts.
The Fund may invest in other investment companies, including exchange traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).
Baillie Gifford Overseas Limited (“Baillie Gifford”), J.P. Morgan Investment Management Inc. (“JPMorgan”), Lazard Asset Management LLC (“Lazard”), and T. Rowe Price Associates, Inc. (“T. Rowe Price”) (each a “Sub-Adviser” and collectively “Sub-Advisers”) provide day-to-day management of the Fund. The Sub-Advisers act independently of each other and use their
Voya Multi-Manager International Equity Fund
42

own methodologies for selecting investments. The Fund's investment adviser will determine the amount of Fund assets allocated to each Sub-Adviser.
Each Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.
The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.
Baillie Gifford Overseas Limited
In selecting investments for the Fund, Baillie Gifford normally takes into account the industry and country allocations in the MSCI EAFE® Index. A significant part of the assets will normally be divided among continental Europe, the United Kingdom, and Asia (including Australia and New Zealand). Country allocation, however, is driven by stock selection. Baillie Gifford invests in companies that it believes are well-managed, quality businesses that enjoy sustainable, competitive advantages in their marketplace. Baillie Gifford's investment style primarily uses a bottom-up, stock-driven approach, with the objective of selecting stocks that it believes can sustain an above-average growth rate, which is not reflected in the share price.
Companies are screened for quality first; valuation is a secondary consideration. Baillie Gifford looks for companies that it believes have attractive industry backgrounds, strong competitive positions within those industries, high-quality earnings, and a positive approach toward shareholders. The main fundamental factors that Baillie Gifford considers in this bottom-up analysis include earnings growth, cash flow growth, profitability, capital structure, and valuation.
J.P. Morgan Investment Management Inc.
In choosing securities, JPMorgan seeks to provide high total return by investing primarily in equity securities from developed countries included in the MSCI EAFE® Value Index while emphasizing securities that are ranked as undervalued according to its proprietary research while underweighting or avoiding those that appear over-valued. JPMorgan employs a process that combines fundamental research for identifying portfolio securities and currency management decisions. Various models are used to quantify JPMorgan’s fundamental stock research, producing a ranking of companies in each industry group according to their relative value. JPMorgan then buys and sells securities, using the research and valuation rankings as well as its assessment of other factors, including: (i) value characteristics such as low price-to-book and price-to-earnings ratios; (ii) catalysts that could trigger a change in a stock’s price; (iii) potential reward compared to potential risk; and (iv) temporary mispricings caused by market overreactions.
Lazard Asset Management LLC
In choosing securities, Lazard normally invests in large non-U.S. companies with market capitalizations in the range of companies included in the MSCI EAFE® Index that Lazard believes are undervalued based on their earnings, cash flow or asset values. Lazard believes that stock returns over time are driven by the sustainability and direction of financial productivity, balanced by valuation. However, Lazard believes that financial markets will sometimes evaluate these factors inefficiently, presenting investment opportunities balanced by financial productivity. Lazard looks for established companies in economically developed countries and may invest in securities of companies whose principal business activities are located in emerging market countries or domiciled in emerging market countries.
T. Rowe Price Associates, Inc.
While T. Rowe Price invests with an awareness of the global economic backdrop and the outlook for industry sectors and individual countries, bottom-up stock selection is the focus of T. Rowe Price's decision making. Country allocation is driven largely by stock selection, though we may limit investments in markets that appear to have poor overall prospects.
Securities selection reflects a growth style. T. Rowe Price relies on a global team of investment analysts dedicated to in-depth fundamental research in an effort to identify companies it believes are capable of achieving and sustaining above-average, long-term earnings growth. T. Rowe Price seeks to purchase stocks of such companies at reasonable prices in relation to present or anticipated earnings, cash flow, or book value.
In selecting investments, T. Rowe Price generally favors companies that it believes have one or more of the following characteristics: leading or improving market position; attractive business niche; attractive or improving franchise or industry position; seasoned management; stable or improving earnings and/or cash flow; and sound or improving balance sheet.
T. Rowe Price typically focuses investments in large-sized, and to a lesser extent, medium-sized, companies.
Principal Risks
You could lose money on an investment in the Fund. Any of the following risks, among others, could affect Fund performance or cause the Fund to lose money or to underperform market averages of other funds.
Company    The price of a given company's stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.
Currency    To the extent that the Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.
Derivative Instruments    Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Fund and reduce its returns. Derivatives may not perform as expected,
43
Voya Multi-Manager International Equity Fund

so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to the risk of improper valuation.
Foreign Investments/Developing and Emerging Markets    Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. Foreign investment risks may be greater in developing and emerging markets than in developed markets.
Initial Public Offerings    Initial Public Offerings (“IPOs”) and companies that have recently gone public have the potential to produce substantial gains for the Fund. However, there is no assurance that the Fund will have access to profitable IPOs or that IPOs in which the Fund invests will rise in value. Furthermore, the value of securities of newly public companies may decline in value shortly after the IPO. When the Fund's asset base is small, the impact of such investments on the Fund's return will be magnified. If the Fund's assets grow, it is likely that the effect of the Fund's investment in IPOs on the Fund's return will decline.
Liquidity    If a security is illiquid, the Fund might be unable to sell the security at a time when the Fund's manager might wish to sell, and the security could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. The Fund may make investments that become less liquid in response to market developments or adverse investor perception. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.
Market    Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which the Fund invests. Rather, the market could favor securities to which the Fund is not exposed or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Fund costs and impair the ability of the Fund to achieve its investment objectives.
Market Capitalization    Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing the Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.
Other Investment Companies    The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund.
Securities Lending    Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
Performance Information
The following information is intended to help you understand the risks of investing in the Fund. The following bar chart shows the changes in the Fund's performance from year to year, and the table compares the Fund's performance to the performance of a broad-based securities market index/indices for the same period. The Fund's performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The bar chart shows the performance of the Fund's Class I shares. Other class shares' performance would be lower than Class I shares' performance because of lower expenses paid by Class I shares. The Fund's past performance (before and after taxes) is no
Voya Multi-Manager International Equity Fund
44

guarantee of future results. For the most recent performance figures, go to www.voyainvestments.com/literature or call 1-800-992-0180.
Calendar Year Total Returns Class I
(as of December 31 of each year)

Best quarter: 1st, 2012, 13.75% and Worst quarter: 2nd, 2012, -6.76%
Average Annual Total Returns %1
(for the periods ended December 31, 2014)

		1 Yr	5 Yrs	10 Yrs	Since Inception	Inception Date
Class I before taxes	%	-6.28	N/A	N/A	4.36	01/06/11
After tax on distributions	%	-7.72	N/A	N/A	3.79
After tax on distributions with sale	%	-2.40	N/A	N/A	3.46
MSCI EAFE® Index[2]	%	-4.90	N/A	N/A	4.91
MSCI ACW IndexSM Ex-U.S.[2]	%	-3.87	N/A	N/A	2.93
1	Prior to July 1, 2013 the Fund had different sub-advisers and principal investment strategies.
2	The index returns include the reinvestment of dividends and distributions net of withholding taxes, but do not reflect fees, brokerage commissions, or other expenses.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
Portfolio Management
Investment Adviser
Voya Investments, LLC

Sub-Adviser
Baillie Gifford Overseas Limited

Portfolio Managers
Gerard Callahan Portfolio Manager (since 01/11)	Iain Campbell Portfolio Manager (since 01/11)
Sophie Earnshaw, CFA Portfolio Manager (since 12/14)	Joe Faraday, CFA Portfolio Manager (since 01/11)
Moritz Sitte Portfolio Manager (since 12/14)	Tom Walsh Portfolio Manager (since 12/14)

Sub-Adviser
J.P. Morgan Investment Management Inc.
Portfolio Manager
Gerd Woort-Menker, CFA Portfolio Manager (since 07/13)

Sub-Adviser
Lazard Asset Management LLC

Portfolio Managers
Michael G. Fry Portfolio Manager (since 07/13)	Michael A. Bennett Portfolio Manager (since 07/13)
Kevin Matthews Portfolio Manager (since 07/13)	Michael Powers Portfolio Manager (since 07/13)
John R. Reinsberg Portfolio Manager (since 07/13)

Sub-Adviser
T. Rowe Price Associates, Inc.

Portfolio Manager
Robert W. Smith Portfolio Manager (since 01/11)
Effective April 1, 2015
Richard N. Clattenburg, CFA Portfolio Manager (since 04/15)
Purchase and Sale of Fund Shares
Shares of the Fund may be purchased or sold on any business day (normally any day when the New York Stock Exchange is open). You can buy or sell shares of the Fund through a broker-dealer or other financial intermediary; by visiting our website at www.voyainvestments.com; by writing to us at Voya Investment Management, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034; or by calling us at 1-800-992-0180.
Minimum Initial Investment $ by share class

Class	I
Non-retirement accounts	$250,000
Retirement accounts	$250,000
Certain omnibus accounts	$—
Pre-Authorized Investment Plan	$250,000
There are no minimums for additional investments except that the Pre-Authorized Investment Plan requires a monthly investment of at least $100. For Class I shares, there is no minimum initial investment requirement for qualified retirement plans or other defined contribution plans and defined benefit plans that invest in the Voya funds through omnibus arrangements.
Tax Information
The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. If you are investing through a tax-deferred arrangement, you may be taxed upon withdrawals from that arrangement.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and/or related services. These payments may create a conflict
45
Voya Multi-Manager International Equity Fund

of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Voya Multi-Manager International Equity Fund
46

Voya Multi-Manager International Small Cap Fund  (formerly, ING International Small Cap Fund)
Investment Objective
The Fund seeks maximum long-term capital appreciation.
Fees and Expenses of the Fund
These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Voya mutual funds. More information about these and other discounts is available from your financial professional and in the discussion in the Sales Charges section of the Prospectus (page 92) or the Purchase, Exchange, and Redemption of Shares section of the Statement of Additional Information (page 134).
Shareholder Fees
Fees paid directly from your investment

Class	Maximum sales charge (load) as a % of offering price	Maximum deferred sales charge as a % of purchase or sales price, whichever is less
A	5.75	None[1]
B	None	5.00
C	None	1.00
I	None	None
O	None	None
W	None	None
Annual Fund Operating Expenses
Expenses you pay each year as a % of the value of your investment

Class		A	B	C	I	O	W
Management Fees	%	1.00	1.00	1.00	1.00	1.00	1.00
Distribution and/or Shareholder Services (12b-1) Fees	%	0.35	1.00	1.00	None	0.25	None
Administrative Services Fees	%	0.10	0.10	0.10	0.10	0.10	0.10
Other Expenses	%	0.33	0.33	0.33	0.22	0.33	0.33
Total Annual Fund Operating Expenses	%	1.78	2.43	2.43	1.32	1.68	1.43
Waivers and Reimbursements[2]	%	(0.02)	(0.02)	(0.02)	(0.07)	(0.02)	(0.02)
Total Annual Fund Operating Expenses after Waivers and Reimbursements	%	1.76	2.41	2.41	1.25	1.66	1.41
1	A contingent deferred sales charge of 1.00% is assessed on certain redemptions of Class A shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1 million or more.
2	The adviser is contractually obligated to limit expenses to 1.95%, 2.60%, 2.60%, 1.40%, 1.85%, and 1.60% for Class A, Class B, Class C, Class I, Class O, and Class W shares, respectively, through March 1, 2016. This limitation is subject to possible recoupment by the adviser within 36 months of the waiver or reimbursement. In addition, the adviser is contractually obligated to further limit expenses to 1.80%, 2.45%, 2.45%, 1.25%, 1.70%, and 1.45% for Class A, Class B, Class C, Class I, Class O, and Class W shares, respectively, through March 1, 2016. These limitations do not extend to interest, taxes, brokerage commissions, extraordinary expenses, and Acquired Fund Fees and Expenses. In addition, the adviser is contractually obligated to waive a portion of the management fee through March 1, 2016. Based upon net assets as of October 31, 2014, the management fee waiver for the Fund is an estimated (0.02)%. Termination or modification of these obligations requires approval by the Fund’s board.
Expense Examples

The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples show costs if you sold (redeemed) your shares at the end of the period or continued to hold them. The Examples also assume that your investment had a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Class	Share Status	1 Yr	3 Yrs	5 Yrs	10 Yrs
A	Sold or Held	$744	1,101	1,482	2,548
B	Sold	$744	1,056	1,494	2,604
	Held	$244	756	1,294	2,604
C	Sold	$344	756	1,294	2,765
	Held	$244	756	1,294	2,765
I	Sold or Held	$127	411	717	1,584
O	Sold or Held	$169	528	911	1,985
W	Sold or Held	$144	450	780	1,711
The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Examples, affect the Fund's performance.
During the most recent fiscal year, the Fund's portfolio turnover rate was 46% of the average value of its portfolio.
Principal Investment Strategies
Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of small market capitalization companies. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The Fund currently considers small-capitalization companies to be those that have a market capitalization, at the time of purchase, of up to $5 billion. At least 65% of the Fund's assets will normally be invested in companies located outside the United States, including companies located in countries with emerging securities markets.
47
Voya Multi-Manager International Small Cap Fund

The Fund may invest up to 35% of its assets in U.S. issuers. The Fund may hold both growth and value stocks and at times may favor one over the other based on available opportunities.
The Fund invests primarily in common stocks or securities convertible into common stocks of international issuers, but may invest from time to time in such instruments as forward currency contracts, futures contracts, rights, and depositary receipts. The Fund may invest in forward currency contracts or futures contracts to hedge currency and for implementation of a currency model within the portfolio. The Fund may invest in futures contracts to allow market exposure in a cost efficient way, maintain exposure to an asset class in the case of large cash flows, and to have access to a particular market in which the Fund wishes to invest.
The Fund may invest up to 25% of its assets in real estate investment trusts.
The Fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).
Acadian Asset Management LLC (“Acadian”) and Wellington Management Company LLP (“Wellington Management”) (each a “Sub-Adviser” and collectively “Sub-Advisers”) provide the day-to-day management of the Fund. The Sub-Advisers act independently of each other and use their own methodology for selecting investments. The Fund's investment adviser will determine the amount of Fund assets allocated to each Sub-Adviser.
Each Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.
The Fund may lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets.
Acadian Asset Management LLC
Acadian employs a quantitative investment process which is driven by proprietary valuation models that combine a bottom-up view of the attractiveness of individual securities within each market with a top-down view of the attractiveness of each region/industry group, thereby capturing value-added at both the stock and the region/industry levels.
Wellington Management Company LLP
Wellington Management uses its proprietary global research capabilities to identify stocks for the portfolio. This investment approach is driven by intensive bottom-up, fundamental research and a disciplined, industry-based approach to valuation. The vast majority of research is developed internally. Meeting company management and understanding historical financial statements is essential to the process.
The investment team looks to identify companies with a high degree of recurring profitability, sustainably high or growing returns on capital, and strong or improving balance sheets. Non-consensus insights are emphasized such as the size of the addressable market, an ability to grow faster than the market thinks, or the capacity to sustain profitability at a higher level than is discounted. Investment candidates either have potential growth that is underestimated by the market, or have been cast aside by the market but have an identifiable catalyst for recovery.
Valuation analysis focuses on uncovering the intrinsic value of companies, and the portfolio manager buys companies that are attractive on an absolute basis. The investment team applies different valuation metrics across different industries, but the same metrics are applied globally to any one industry. Sell decisions are based on changing fundamentals or valuations, or on finding better opportunities for the portfolio. Industry weights are likely to favor sectors in which smaller companies have long-term competitive advantages or are expected to benefit from extended growth opportunities.
Principal Risks
You could lose money on an investment in the Fund. Any of the following risks, among others, could affect Fund performance or cause the Fund to lose money or to underperform market averages of other funds.
Company    The price of a given company's stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.
Convertible Securities    Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.
Credit    Prices of bonds and other debt instruments can fall if the issuer's actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.
Currency    To the extent that the Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.
Derivative Instruments    Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Fund and reduce its returns. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate
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48

as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to the risk of improper valuation.
Foreign Investments/Developing and Emerging Markets    Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. Foreign investment risks may be greater in developing and emerging markets than in developed markets.
Interest Rate    With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed increases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase the Fund's exposure to risks associated with rising interest rates. Rising interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For fixed-income securities, an increase in interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain Fund investments, adversely affect values, and increase a Fund’s costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets.
Investment Model    The manager's proprietary model may not adequately allow for existing or unforeseen market factors or the interplay between such factors.
Liquidity    If a security is illiquid, the Fund might be unable to sell the security at a time when the Fund's manager might wish to sell, and the security could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. The Fund may make investments that become less liquid in response to market developments or adverse investor perception. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.
Market    Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which the Fund invests. Rather, the market could favor securities to which the Fund is not exposed or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Fund costs and impair the ability of the Fund to achieve its investment objectives.
Other Investment Companies    The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund.
Real Estate Companies and Real Estate Investment Trusts (“REITs”)    Investing in real estate companies and REITs may subject the Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.
Securities Lending    Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.
Small-Capitalization Company    Investments in small-capitalization companies may involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and may not be traded in volume typical on a national securities exchange.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
Performance Information
The following information is intended to help you understand the risks of investing in the Fund. The following bar chart shows the changes in the Fund's performance from year to year, and the table compares the Fund's performance to the performance of a broad-based securities market index/indices for the same
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Voya Multi-Manager International Small Cap Fund

period. The Fund's performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The bar chart shows the performance of the Fund's Class A shares. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. However, the table includes all applicable fees and sales charges. Other class shares' performance would be higher or lower than Class A shares' performance because of the higher or lower expenses paid by Class A shares. The Fund's past performance (before and after taxes) is no guarantee of future results. For the most recent performance figures, go to www.voyainvestments.com/literature or call 1-800-992-0180.
Calendar Year Total Returns Class A
(as of December 31 of each year)

Best quarter: 2nd, 2009, 34.59% and Worst quarter: 3rd, 2008, -28.34%
Average Annual Total Returns %1
(for the periods ended December 31, 2014)

		1 Yr	5 Yrs	10 Yrs	Since Inception	Inception Date
Class A before taxes	%	-11.52	6.98	5.51	N/A	08/31/94
After tax on distributions	%	-11.57	6.88	5.08	N/A
After tax on distributions with sale	%	-6.30	5.65	4.56	N/A
S&P Developed ex-U.S. SmallCap Index[2]	%	-3.42	8.52	6.84	N/A
MSCI EAFE® SmallCap Index[3]	%	-4.95	8.63	6.04	N/A
Class B before taxes	%	-11.41	7.26	5.43	N/A	05/31/95
S&P Developed ex-U.S. SmallCap Index[2]	%	-3.42	8.52	6.84	N/A
MSCI EAFE® SmallCap Index[3]	%	-4.95	8.63	6.04	N/A
Class C before taxes	%	-7.67	7.56	5.44	N/A	08/31/94
S&P Developed ex-U.S. SmallCap Index[2]	%	-3.42	8.52	6.84	N/A
MSCI EAFE® SmallCap Index[3]	%	-4.95	8.63	6.04	N/A
Class I before taxes	%	-5.67	8.78	N/A	4.79	12/21/05
S&P Developed ex-U.S. SmallCap Index[2]	%	-3.42	8.52	N/A	5.96
MSCI EAFE® SmallCap Index[3]	%	-4.95	8.63	N/A	4.17
Class O before taxes	%	-6.02	8.37	N/A	1.07	06/04/08
S&P Developed ex-U.S. SmallCap Index[2]	%	-3.42	8.52	N/A	2.53
MSCI EAFE® SmallCap Index[3]	%	-4.95	8.63	N/A	2.98
Class W before taxes	%	-5.79	8.64	N/A	2.67	02/12/08
		1 Yr	5 Yrs	10 Yrs	Since Inception	Inception Date
S&P Developed ex-U.S. SmallCap Index[2]	%	-3.42	8.52	N/A	3.68
MSCI EAFE® SmallCap Index[3]	%	-4.95	8.63	N/A	4.11
1	Prior to April 14, 2013 the Fund had different sub-advisers and principal investment strategies.
2	The index returns do not reflect deductions for fees, expenses, or taxes.
3	The index returns include the reinvestment of dividends and distributions net of withholding taxes, but do not reflect fees, brokerage commissions or other expenses.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are shown for Class A shares only. After-tax returns for other classes will vary.
Portfolio Management
Investment Adviser
Voya Investments, LLC

Sub-Adviser
Acadian Asset Management LLC

Portfolio Managers
John R. Chisholm, CFA Portfolio Manager (since 03/05)	Brian K. Wolahan, CFA Portfolio Manager (since 02/09)
Constantine P. Papageorgiou, Ph.D., CFA Portfolio Manager (since 02/09)

Sub-Adviser
Wellington Management Company LLP

Portfolio Managers
Simon H. Thomas Portfolio Manager (since 04/13)	Daniel Maguire, CFA Portfolio Manager (since 04/13)
Purchase and Sale of Fund Shares
Shares of the Fund may be purchased or sold on any business day (normally any day when the New York Stock Exchange is open). You can buy or sell shares of the Fund through a broker-dealer or other financial intermediary; by visiting our website at www.voyainvestments.com; by writing to us at Voya Investment Management, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034; or by calling us at 1-800-992-0180.
Minimum Initial Investment $ by share class

Class	A, C	I	O	W
Non-retirement accounts	$1,000	250,000	1,000	1,000
Retirement accounts	$250	250,000	250	1,000
Certain omnibus accounts	$250	—	—	—
Pre-Authorized Investment Plan	$1,000	250,000	1,000	1,000
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50

There are no minimums for additional investments except that the Pre-Authorized Investment Plan requires a monthly investment of at least $100. For Class I shares, there is no minimum initial investment requirement for qualified retirement plans or other defined contribution plans and defined benefit plans that invest in the Voya funds through omnibus arrangements.
For Class O shares, if you are unable to invest at least $1,000 ($250 for retirement accounts/Coverdell Education Savings Accounts), you may open your account for $100 and invest an additional $100 per month using the Automatic Investment Plan. This allows you to invest regular amounts at regular intervals until you reach the required initial minimum.
Tax Information
The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. If you are investing through a tax-deferred arrangement, you may be taxed upon withdrawals from that arrangement.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and/or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Voya Multi-Manager International Small Cap Fund

Voya Russia Fund  (formerly, ING Russia Fund)
Investment Objective
The Fund's investment objective is to seek long-term capital appreciation.
Fees and Expenses of the Fund
These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Voya mutual funds. More information about these and other discounts is available from your financial professional and in the discussion in the Sales Charges section of the Prospectus (page 92) or the Purchase, Exchange, and Redemption of Shares section of the Statement of Additional Information (page 134).
Shareholder Fees
Fees paid directly from your investment

Class	Maximum sales charge (load) as a % of offering price	Maximum deferred sales charge as a % of purchase or sales price, whichever is less
A	5.75	None[1]
I	None	None
W	None	None
Annual Fund Operating Expenses
Expenses you pay each year as a % of the value of your investment

Class		A	I	W
Management Fees	%	1.25	1.25	1.25
Distribution and/or Shareholder Services (12b-1) Fees	%	0.25	None	None
Administrative Services Fees	%	0.10	0.10	0.10
Other Expenses	%	0.47	0.53	0.47
Total Annual Fund Operating Expenses	%	2.07	1.88	1.82
Waivers and Reimbursements[2]	%	(0.07)	(0.13)	(0.07)
Total Annual Fund Operating Expenses after Waivers and Reimbursements	%	2.00	1.75	1.75
1	A contingent deferred sales charge of 1.00% is assessed on certain redemptions of Class A shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1 million or more.
2	The adviser is contractually obligated to limit expenses to 2.15%, 1.90%, and 1.90% for Class A, Class I, and Class W shares, respectively, through March 1, 2016. This limitation is subject to possible recoupment by the adviser within 36 months of the waiver or reimbursement. In addition, the adviser is contractually obligated to further limit expenses to 2.00%, 1.75%, and 1.75% for Class A, Class I, and Class W shares, respectively, through March 1, 2016. The limitations do not extend to interest, taxes, brokerage commissions, extraordinary expenses, and Acquired Fund Fees and Expenses. Termination or modification of these obligations requires approval by the Fund’s board.
Expense Examples

The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples show costs if you sold (redeemed) your shares at the end of the period or continued to hold them. The Examples also assume that your investment had a 5% return each year and that the Fund's operating expenses remain the same. The cost of investing in the Fund for one year may vary based on the 2.00% redemption fee if shares were held for less than 365 days. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Class	Share Status	1 Yr	3 Yrs	5 Yrs	10 Yrs
A	Sold or Held	$766	1,180	1,618	2,832
I	Sold or Held	$178	578	1,004	2,190
W	Sold or Held	$178	566	979	2,132
The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Examples, affect the Fund's performance.
During the most recent fiscal year, the Fund's portfolio turnover rate was 76% of the average value of its portfolio.
Principal Investment Strategies
Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities (including common stocks, preferred stocks, and convertible securities) of Russian companies. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The Fund may invest the other 20% of its assets in debt securities issued by Russian companies and debt securities issued or guaranteed by the Russian government without any restrictions based on investment quality or maturity of the debt securities. The Fund may also invest in the equity securities of companies located outside of Russia, including those companies located in the former Soviet Union. The Fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).
The Fund may use derivatives including, but not limited to, futures, options, swaps, and forward contracts for hedging and non-hedging purposes. The Fund may use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy to seek to reduce risk, such as interest rate risk, currency risk, and price risk.
Voya Russia Fund
52

The sub-adviser (“Sub-Adviser”) manages the Fund as a core equity product investing primarily in Russian companies and is not constrained by a particular investment style or market capitalization. It may invest in “growth” or “value” securities. The Sub-Adviser seeks to invest in companies that are undervalued by the market because their pace of development and earnings growth have been underestimated. The Sub-Adviser also seeks to invest in companies that it believes will experience growth in revenue and profits.
The Sub-Adviser defines a Russian company as a company that: (i) is organized under the laws of, or with principal offices in, Russia; (ii) has 50% or more of its assets in Russia; or (iii) derives 50% or more of its total revenue from sales made in markets in Russia.
The Fund is non-diversified, which means it may invest a significant portion of its assets in a single issuer.
The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.
The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.
Principal Risks
You could lose money on an investment in the Fund. Any of the following risks, among others, could affect Fund performance or cause the Fund to lose money or to underperform market averages of other funds.
Call    During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond's maturity date. If forced to invest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income.
Company    The price of a given company's stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.
Convertible Securities    Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.
Credit    Prices of bonds and other debt instruments can fall if the issuer's actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.
Currency    To the extent that the Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.
Derivative Instruments    Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Fund and reduce its returns. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to the risk of improper valuation.
Focused Investing    To the extent that the Fund invests a substantial portion of its assets in securities related to a particular industry, sector, market segment, or geographical area, its investments will be sensitive to developments in that industry, sector, market segment, or geographical area. The Fund assumes the risk that changing economic conditions; changing political or regulatory conditions; or natural and other disasters affecting the particular industry, sector, market segment, or geographical area in which the Fund focuses its investments could have a significant impact on its investment performance and could ultimately cause the Fund to underperform, or be more volatile than, other funds that invest more broadly.
Foreign Investments/Developing and Emerging Markets    Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. Foreign investment risks may be greater in developing and emerging markets than in developed markets.
High-Yield Securities    Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments.
Interest Rate    With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease
53
Voya Russia Fund

when the market rate of interest to which the inverse security is indexed increases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase the Fund's exposure to risks associated with rising interest rates. Rising interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For fixed-income securities, an increase in interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain Fund investments, adversely affect values, and increase a Fund’s costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets.
Issuer Non-Diversification    The Fund is classified as a “non-diversified” investment company and, therefore, is subject to the risks of focusing investments in a small number of issuers, industries or foreign currencies, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.
Liquidity    If a security is illiquid, the Fund might be unable to sell the security at a time when the Fund's manager might wish to sell, and the security could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. The Fund may make investments that become less liquid in response to market developments or adverse investor perception. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.
Market    Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which the Fund invests. Rather, the market could favor securities to which the Fund is not exposed or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Fund costs and impair the ability of the Fund to achieve its investment objectives.
Market Capitalization    Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing the Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.
Other Investment Companies    The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund.
Russian Companies    Investments in Russian Companies involve a high degree of risk and special considerations not typically associated with investments in more established economies or securities markets, such as political, economic, and legal uncertainties, and currency fluctuations. Investment in the Fund should be considered highly speculative.
Sanctions    The United States has imposed economic sanctions against companies in various sectors of the Russian economy including, but not limited to, financial services, energy, metals and mining, engineering, and defense and defense-related materials sectors. These sanctions could impair the Fund's ability to meet its investment objective. For example, the Fund may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, the sanctions may require the Fund to freeze its existing investments in Russian companies, prohibiting the Fund from selling or otherwise transacting in these investments. This could impact the Fund's ability to sell securities or other financial instruments as needed to meet shareholder redemptions. The Fund could seek to suspend redemptions in the event that an emergency exists in which it is not reasonably practicable for the Fund to dispose of its securities or to determine the value of its net assets. Other entities or countries could also institute broader sanctions on Russia.
Securities Lending    Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.
Sovereign Debt    These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms
Voya Russia Fund
54

required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
Performance Information
The following information is intended to help you understand the risks of investing in the Fund. The following bar chart shows the changes in the Fund's performance from year to year, and the table compares the Fund's performance to the performance of a broad-based securities market index/indices for the same period. The Fund's performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The bar chart shows the performance of the Fund's Class A shares. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. However, the table includes all applicable fees and sales charges. Other class shares' performance would be higher or lower than Class A shares' performance because of the higher or lower expenses paid by Class A shares. The Fund's past performance (before and after taxes) is no guarantee of future results. For the most recent performance figures, go to www.voyainvestments.com/literature or call 1-800-992-0180.
Calendar Year Total Returns Class A
(as of December 31 of each year)

Best quarter: 2nd, 2009, 44.02% and Worst quarter: 4th, 2008, -48.55%
Average Annual Total Returns %
(for the periods ended December 31, 2014)

		1 Yr	5 Yrs	10 Yrs	Since Inception	Inception Date
Class A before taxes	%	-43.96	-9.17	4.25	N/A	07/03/96
After tax on distributions	%	-44.26	-9.22	3.44	N/A
After tax on distributions with sale	%	-24.28	-6.40	4.39	N/A
Russia Trading System Index	%	-42.90	-8.81	4.56	N/A
MSCI Russia 10/40 Index[1]	%	-42.60	-8.45	N/A2	N/A
Class I before taxes	%	-40.43	-7.87	N/A	-5.33	09/30/09
Russia Trading System Index	%	-42.90	-8.81	N/A	-5.91
MSCI Russia 10/40 Index[1]	%	-42.60	-8.45	N/A	-6.02
Class W before taxes	%	-40.40	N/A	N/A	-16.69	08/05/11
Russia Trading System Index	%	-42.90	N/A	N/A	-18.75
MSCI Russia 10/40 Index[1]	%	-42.60	N/A	N/A	-18.47
1	The index returns include the reinvestment of dividends and distributions net of withholding taxes, but do not reflect fees, brokerage commissions, or other expenses.
2	The inception date of the MSCI Russia 10/40 Index is May 31, 2006.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are shown for Class A shares only. After-tax returns for other classes will vary.
Portfolio Management
Investment Adviser	Sub-Adviser
Voya Investments, LLC	ING Investment Management Advisors B.V.

Portfolio Managers
Nathan Griffiths Portfolio Manager (since 05/12)	Renat Nadyukov Portfolio Manager (since 08/13)
Purchase and Sale of Fund Shares
Shares of the Fund may be purchased or sold on any business day (normally any day when the New York Stock Exchange is open). You can buy or sell shares of the Fund through a broker-dealer or other financial intermediary; by visiting our website at www.voyainvestments.com; by writing to us at Voya Investment Management, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034; or by calling us at 1-800-992-0180.
Minimum Initial Investment $ by share class

Class	A	I	W
Non-retirement accounts	$1,000	250,000	1,000
Retirement accounts	$250	250,000	1,000
Certain omnibus accounts	$250	—	—
Pre-Authorized Investment Plan	$1,000	250,000	1,000
55
Voya Russia Fund

There are no minimums for additional investments except that the Pre-Authorized Investment Plan requires a monthly investment of at least $100. For Class I shares, there is no minimum initial investment requirement for qualified retirement plans or other defined contribution plans and defined benefit plans that invest in the Voya funds through omnibus arrangements.
Tax Information
The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. If you are investing through a tax-deferred arrangement, you may be taxed upon withdrawals from that arrangement.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and/or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Voya Russia Fund
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KEY FUND INFORMATION

This Prospectus contains information about the Funds and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.
The Funds' Statement of Additional Information (“SAI”) is incorporated by reference into (legally made a part of) this Prospectus. It identifies investment restrictions, more detailed risk descriptions, a description of how the bond rating system works, and other information that may be helpful to you in your decision to invest. You may obtain a copy, without charge, from the Funds.
Other Voya mutual funds may also be offered to the public that have similar names, investment objectives, and principal investment strategies as those of the Funds. You should be aware that a Fund is likely to differ from these other Voya mutual funds in size and cash flow pattern. Accordingly, the performance of a Fund can be expected to vary from those of other Voya mutual funds.
Other mutual funds and/or funds-of-funds may invest in the Funds. So long as the Funds accept investments by other investment companies, they will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.
Each Fund is a series of Voya Mutual Funds (formerly, ING Mutual Funds) (“Trust”), a Delaware statutory trust. Each Fund is managed by Voya Investments, LLC (formerly, ING Investments, LLC) (“Voya Investments” or “Adviser”).
Fundamental Policies
Fundamental investment policies contained in the SAI may not be changed without shareholder approval. The Board of Trustees (“Board”) and/or the Adviser may change any other policies and investment strategies.
Non-Fundamental Investment Policies
Certain Funds have adopted non-fundamental investment policies to invest the Fund's assets in securities that are consistent with the Fund's name. For more information about these policies, please consult the SAI.
Fund Diversification
Each Fund's diversification status is outlined in the table below. A diversified fund may not, as to 75% of its total assets, invest more than 5% of its total assets in any one issuer and may not purchase more than 10% of the outstanding voting securities of any one issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or other investment companies). A non-diversified fund is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer.
Fund	Diversified	Non-Diversified
Voya Emerging Markets Equity Dividend	X
Voya Global Bond		X
Voya Global Equity Dividend	X
Voya Global Natural Resources		X
Voya Global Real Estate	X
Voya Global Value Advantage	X
Voya International Core	X
Voya International Real Estate	X
Voya Multi-Manager Emerging Markets Equity	X
Voya Multi-Manager International Equity	X
Voya Multi-Manager International Small Cap	X
Voya Russia		X
Investor Diversification
Although the Funds are designed to serve as a component of a diversified investment portfolio of securities, no single mutual fund can provide an appropriate investment program for all investors. You should evaluate each Fund in the context of your personal financial situation, investment objectives, and other investments.
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KEY FUND INFORMATION (continued)

Temporary Defensive Strategies
When the Adviser or sub-adviser (if applicable) to a Fund anticipates unusual market, economic, political, or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. In such circumstances, that Fund may invest in securities believed to present less risk, such as cash, cash equivalents, money market fund shares and other money market instruments, debt securities that are high quality or higher quality than normal, more liquid securities, or others. While a Fund invests defensively, it may not achieve its investment objective. A Fund's defensive investment position may not be effective in protecting its value. It is impossible to predict accurately how long such alternative strategies may be utilized. The types of defensive positions in which a Fund may engage are identified and discussed in the SAI.
Percentage and Rating Limitations
The percentage and rating limitations on Fund investments listed in this Prospectus apply at the time of investment.
Investment Not Guaranteed
Please note your investment is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.
Shareholder Reports
Each Fund's fiscal year ends October 31. Each Fund will send financial statements to its shareholders at least semi-annually. An annual shareholder report containing financial statements audited by an independent registered public accounting firm will be sent to shareholders every year.
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Additional Information About the Investment Objectives
Each Fund's investment objective, with the exception of Voya Multi-Manager International Small Cap Fund, is non-fundamental and may be changed by a vote of the Fund's Board, without shareholder approval. A Fund will provide 60 days' prior written notice of any change in a non-fundamental investment objective. There is no guarantee the Funds will achieve their respective investment objectives.
The investment objective for Voya Multi-Manager International Small Cap Fund is fundamental. Any change in the fundamental investment objective requires shareholder approval.
Additional Information About Principal Investment Strategies
For a complete description of each Fund's principal investment strategies, please see the Fund's summary prospectus or the summary section of this Prospectus.
Voya Global Bond Fund
Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in bonds of issuers in a number of different countries, which may include the United States. The Fund will provide shareholders with at least 60 days' prior written notice of any change in this investment policy.
The Fund may invest in securities of issuers located in developed and emerging market countries. Securities may be denominated in foreign currencies or in the U.S. dollar. The Fund may hedge its exposure to securities denominated in foreign currencies. The Fund may also borrow money from banks and invest the proceeds of such loans in portfolio securities to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”). This investment technique is known as “leveraging.”
The Fund invests primarily in investment-grade securities which include, but are not limited to, corporate and government bonds which, at the time of investment, are rated investment-grade (at least BBB- by Standard & Poor's Ratings Services or Baa3 by Moody's Investors Service, Inc.) or have an equivalent rating by a nationally recognized statistical rating organization, or are of comparable quality if unrated. The Fund may also invest in preferred stocks, money market instruments, municipal bonds, commercial and residential mortgage-related securities, asset-backed securities, other securitized and structured debt products, private placements, sovereign debt, and other investment companies.
The Fund may also invest its assets in bank loans and in a combination of floating rate secured loans (“Senior Loans”) and shares of Voya Prime Rate Trust, a closed-end investment company that invests in Senior Loans. Although the Fund may invest a portion of its assets in high-yield debt securities rated below investment-grade (commonly referred to as “junk bonds”), the Fund will seek to maintain a minimum weighted average portfolio quality rating of at least investment-grade. The dollar-weighted average portfolio duration of the Fund will generally range between two and nine years. Duration is the most commonly used measure of risk in fixed-income investments as it incorporates multiple features of the fixed-income instrument (e.g., yield, coupon, maturity, etc.) into one number. Duration is a measure of sensitivity of the price of a fixed-income instrument to a change in interest rates. Duration is a weighted average of the times that interest payments and the final return of principal are received. The weights are the amounts of the payments discounted by the yield-to-maturity of the fixed-income instrument. Duration is expressed as a number of years. The bigger the duration number, the greater the interest-rate risk or reward for the fixed-income instrument prices. For example, the price of a bond with an average duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. Conversely, the price of a bond with an average duration of five years would be expected to rise approximately 5% if interest rates drop by one percentage point.
The Fund may use derivatives, including futures, swaps (including interest rate swaps, total return swaps, and credit default swaps), and options, among others, to seek to enhance return, to hedge some of the risks of its investments in fixed-income securities, or as a substitute for a position in an underlying asset. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls and reverse repurchase agreements).
The Fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the 1940 Act.
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The investment process focuses on allocating assets among various sectors of the global bond markets and buying bonds at a discount to their intrinsic value. The sub-adviser (“Sub-Adviser”) utilizes proprietary quantitative techniques to identify bonds or sectors that are cheap relative to other bonds or sectors based on their historical price relationships. Teams of asset specialists use this relative value analysis to guide them in the security selection process.
The Fund is non-diversified, which means it may invest a significant portion of its assets in a single issuer.
The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.
The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.
Additional Information About the Weighted Average Quality Rating
For purposes of calculating the portfolio’s weighted average quality rating, the Sub-Adviser assigns a value to each security held by the Fund based on ratings obtained from two independent rating agencies and calculates a weighted average quality rating for the Fund's portfolio. In the case of unrated securities, the Sub-Adviser assigns the lowest value to those securities. If independent rating agencies assign different ratings to the same security, the Sub-Adviser will use the lowest rating received from the independent rating agencies for purposes of determining the security's credit quality.
Reference to a weighted average quality rating for the Fund does not mean that all securities held by the Fund will be rated in that category or higher. The Fund's investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category. The percentage of the Fund's assets invested in securities in a particular rating category will vary.
Additional Information About the Risks
All mutual funds involve risk - some more than others - and there is always the chance that you could lose money or not earn as much as you hope. A Fund's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. Below is a discussion of the risks associated with certain of the types of securities in which the Funds may invest and certain of the investment practices that the Funds may use. For more information about these and other types of securities and investment techniques that may be used by the Funds, see the SAI.
Many of the investment techniques and strategies discussed in this Prospectus and in the SAI are discretionary, which means that the Adviser or sub-adviser can decide whether to use them. The Funds may invest in these securities or use these techniques as part of the Funds' principal investment strategies. However, the Adviser or sub-adviser may also use these investment techniques or make investments in securities that are not a part of the Funds' principal investment strategies.
The discussions below expand on the risks included in a Fund's summary section of the Prospectus. Please see the SAI for a further discussion of the principal and other investment strategies employed by each Fund.
Call.    During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, a fund would experience a decline in income.
Commodities.    The operations and financial performance of companies in natural resources industries may be directly affected by commodity prices. This risk is exacerbated for those natural resources companies that own the underlying commodity. Commodity prices fluctuate for several reasons, including changes in market and economic conditions, the impact of weather on demand, the impact of interest rate and inflation on production and demand, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices, which may lead to a reduction in production or supply, may also negatively impact the performance of companies in natural resources industries that are solely involved in the transportation, processing, storing, distribution or marketing of commodities. Volatility of commodity prices may also make it more difficult for companies in natural resources industries to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices.
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Company.    The price of a given company's stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.
Concentration in Natural Resources Industry.    As a result of a fund “concentrating,” as that term is defined in the 1940 Act, its assets in securities related to a particular industry, a fund may be subject to greater market fluctuations than a fund that has securities representing a broader range of investment alternatives. If securities of the particular industry as a group fall out of favor, a fund could underperform funds that have greater industry diversification. Securities of companies involved in natural resources may be subject to broad price fluctuations, reflecting volatility of energy and basic materials' prices and possible instability of supply of various natural resources. In addition, some companies may be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of the hazards associated with natural resources, such as fire, drought, and increased regulatory and environmental costs. The production and marketing of natural resources may be affected by action and changes in governments.
Concentration in Real Estate Industry.    As a result of a fund “concentrating,” as that term is defined in the 1940 Act, its assets in securities related to a particular industry, a fund may be subject to greater market fluctuations than a fund that has securities representing a broader range of investment alternatives. If securities of the particular industry as a group fall out of favor, a fund could underperform funds that have greater industry diversification. When a fund is concentrated in the real estate industry, investments in issuers principally engaged in real estate, including real estate investment trusts, may subject the fund to risks similar to those associated with the direct ownership of real estate including terrorist attacks, war or other acts that destroy real property. In addition these investments may be affected by such factors as falling real estate prices, rising interest rates or property taxes, high foreclosure rates, environmental problems, zoning changes, overbuilding, overall declines in the economy and the management skill and creditworthiness of the company. Real estate investment trusts may also be affected by tax and regulatory requirements.
Convertible Securities.    Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.
The value of a convertible security will normally fluctuate in some proportion to changes in the value of the underlying security because of the conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying security. A convertible security may also provide income and be subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk. In the event the issuer of a convertible security is unable to meet its financial obligations, declares bankruptcy, or becomes insolvent, a fund could lose money. A fund may be forced to convert a convertible security before it otherwise would do so, which may decrease the fund's returns.
Credit.    Prices of bonds and other debt securities can fall if the issuer's actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether. Lower quality securities (including securities that have fallen below investment-grade and are classified as “junk bonds”) have greater credit risk and liquidity risk than higher quality (investment-grade) securities, and their issuers' long-term ability to make payments is considered speculative. Prices of lower quality bonds or other debt instruments are also more volatile, are more sensitive to negative news about the economy or the issuer, and have greater liquidity and price volatility risk.
Credit Default Swaps.    A fund may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, a fund pays a fee to protect against the risk that a security held by the fund will default. As a seller of the swap, a fund receives payment(s) in return for its obligation to pay the counterparty the full notional value of a security in the event of a default of the security issuer. As a seller of a swap, a fund would effectively add leverage to its portfolio because, in addition to its total net assets, the fund would be subject to investment exposure on the full notional value of the swap. Credit default swaps are particularly subject to counterparty, credit, correlation, valuation, liquidity and leveraging risks.  Certain standardized swaps are subject to mandatory central clearing.  Central clearing is expected to reduce counterparty credit risk and increase liquidity, but central clearing does not make swap transactions risk free.
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Currency.    To the extent that a fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad. As a result, a fund's investments in foreign currency or foreign currency-denominated securities may reduce the value of the fund's assets.
Derivative Instruments.    Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of a fund and reduce its returns. Derivatives may not perform as expected, so a fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose a fund to the risk of improper valuation. Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. The investment of a fund's assets required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by the fund; therefore, the purchase of certain derivatives may have an economic leveraging effect on the fund; thus exaggerating any increase or decrease in the net asset value of the fund. Investments in derivatives are generally negotiated over-the-counter with a single counterparty and as a result are subject to credit risks related to the counterparty's ability to perform its obligations and further that any deterioration in the counterparty's creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or for prices that do not reflect current market value. A fund's adviser or sub-adviser might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains to a fund.
Dividend.    Companies that issue dividend yielding equity securities are not required to continue to pay dividends on such securities. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future.
Focused Investing.    To the extent that a fund invests a substantial portion of its assets in securities related to a particular industry, sector, market segment, or geographical area, its investments will be sensitive to developments in that industry, sector, market segment, or geographical area. A fund assumes the risk that changing economic conditions; changing political or regulatory conditions; or natural and other disasters affecting the particular industry, sector, market segment, or geographical area in which the fund focuses its investments could have a significant impact on its investment performance and could ultimately cause the fund to underperform, or be more volatile than, other funds that invest more broadly.
Foreign Investments/Developing and Emerging Markets.    To the extent a fund invests in securities of issuers in markets outside the United States, its share price may be more volatile than if it invested in securities of issuers in the U.S. market due to, among other things, the following factors: comparatively unstable political, social and economic conditions, and limited or ineffectual judicial systems; comparatively small market sizes, making securities less liquid and securities prices more sensitive to the movements of large investors and more vulnerable to manipulation; governmental policies or actions, such as high taxes, restrictions on currency movements, replacement of currency, potential for default on sovereign debt, trade or diplomatic disputes, creation of monopolies, and the seizure of private property through confiscatory taxation and expropriation or nationalization of company assets; incomplete, outdated, or unreliable information about securities issuers due to less stringent market regulation and accounting standards; comparatively undeveloped markets and weak banking and financial systems; market inefficiencies, such as higher transaction costs, and administrative difficulties, such as delays in processing transactions; and fluctuations in foreign currency exchange rates, which could reduce gains or widen losses. In addition, foreign taxes could reduce the income available to distribute to shareholders, and special U.S. tax considerations could apply to foreign investments. Depositary receipts are subject to risks of
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foreign investments and might not always track the price of the underlying foreign security. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.
Foreign investment risks may be greater in developing and emerging markets than in developed markets, for such reasons as social or political unrest, heavy economic dependence on agriculture or exports (particularly commodities), undeveloped or overburdened infrastructures, vulnerability to natural disasters, significant and unpredictable government intervention in markets or the economy, currency devaluations, runaway inflation, environmental problems, and business practices that depart from norms for developed countries and less developed or liquid markets for securities generally.
High-Yield Securities.    Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments. Investments in high-yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt instruments, but they also typically entail greater potential price volatility and principal and income risk. The prices of high-yield securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. High-yield securities structured as zero-coupon or pay-in-kind securities tend to be more volatile. The secondary market in which high-yield securities are traded is generally less liquid than the market for higher grade bonds. At times of less liquidity, it may be more difficult to value high-yield securities.
Initial Public Offerings.    Initial Public Offerings (“IPOs”) and companies that have recently gone public have the potential to produce substantial gains for a fund. However, there is no assurance that a fund will have access to profitable IPOs or that IPOs in which the fund invests will rise in value. Furthermore, the value of securities of newly public companies may decline in value shortly after the IPO. When a fund's asset base is small, the impact of such investments on the fund's return will be magnified. If a fund's assets grow, it is likely that the effect of the fund's investment in IPOs on the fund's return will decline.
Interest in Loans.    The value and the income streams of interests in loans (including participation interests in lease financings and assignments in secured variable or floating rate loans) will decline if borrowers delay payments or fail to pay altogether. A large rise in interest rates could increase this risk. Although loans are generally fully collateralized when purchased, the collateral may become illiquid or decline in value. Many loans themselves carry liquidity and valuation risks.
Interest Rate.    With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed increases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase a fund's exposure to risks associated with rising interest rates. Rising interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For fixed-income securities, an increase in interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain fund investments, adversely affect values, and increase a fund’s costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets.
Investment Model.    The manager's proprietary model may not adequately allow for existing or unforeseen market factors or the interplay between such factors. The proprietary models used by a manager to evaluate securities or securities markets are based on the manager’s understanding of the interplay of market factors and do not assure successful investment. The markets, or the price of individual securities, may be affected by factors not foreseen in developing the models. Funds that are actively managed, in whole or in part, according to a quantitative investment model can perform differently from the market as a whole based on the investment model and the factors used in the analysis, the weight placed on each factor, changes from the factors’ historical trends, and technical issues in the construction and implementation of the investment models (including, for example, data problems and/or software issues). There is no guarantee that the use of these investment models will result in effective investment decisions for a fund.
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Issuer Non-Diversification.    In some cases, a fund is classified as a “non-diversified” investment company and, therefore, is subject to the risks of focusing investments in a small number of issuers, industries or foreign currencies, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified.” Even though classified as non-diversified, a fund may actually maintain a portfolio that is diversified with a large number of issuers. In such an event, the fund would benefit less from appreciation in a single issuer than if it had greater exposure to that issuer.
Leverage.    Certain transactions and investment strategies may give rise to leverage. Such transactions and investment strategies include, but are not limited to: borrowing, dollar rolls, reverse repurchase agreements, loans of portfolio securities and the use of when-issued, delayed-delivery or forward-commitment transactions. The use of certain derivatives may also increase leveraging risk. The use of leverage may exaggerate any increase or decrease in the net asset value of a fund. The use of leverage may increase a fund's expenses and increase the impact of the fund's other risks. To mitigate leveraging risk, a fund will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements resulting in increased volatility of returns. Leverage, including borrowing, may cause a fund to be more volatile than if the fund had not been leveraged.
Liquidity.    If a security is illiquid, a fund might be unable to sell the security at a time when a fund's manager might wish to sell, and the security could have the effect of decreasing the overall level of the fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount a fund could realize upon disposition. A fund may make investments that become less liquid in response to market developments or adverse investor perception. A fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the fund.
Market.    Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which a fund invests. Rather, the market could favor securities to which a fund is not exposed or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to fund costs and impair the ability of a fund to achieve its investment objectives.
Market Capitalization.    Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing a fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.
Mortgage- and/or Asset-Backed Securities. Defaults on, or low credit quality or liquidity of the underlying assets of the asset-backed (including mortgage-backed) securities held by a fund may impair the value of the securities. There may be limitations on the enforceability of any security interest granted with respect to those underlying assets. These securities also present a higher degree of prepayment and extension risk and interest rate risk than do other types of debt instruments. Because of prepayment risk and extension risk, small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain asset-backed securities. The value of longer-term securities generally changes more in response to changes in interest rates than shorter term securities.
During an economic downturn, the mortgages, commercial or consumer loans, trade or credit card receivables, installment purchase obligations, leases, or other debt obligations underlying an asset-backed security may experience an increase in defaults as borrowers experience difficulties in repaying their loans which may cause the valuation of such securities
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to be more volatile and may reduce the value of such securities. These risks are particularly heightened for investments in asset-backed securities that contain sub-prime loans which are loans made to borrowers with weakened credit histories and often have higher default rates.
Municipal Obligations.    The municipal market in which a fund invests is volatile and can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities. Municipal revenue obligations are backed by the revenues generated from a specific project or facility and include industrial development bonds and private activity bonds. Private activity and industrial development bonds are dependent on the ability of the facility's user to meet its financial obligations and the value of any real or personal property pledged as security for such payment. Many municipal securities are issued to finance projects relating to education, health care, transportation and utilities. Conditions in those sectors may affect the overall municipal market. In addition, municipal securities backed by current or anticipated revenues from a specific project or specific asset may be adversely affected by the discontinuance of the taxation supporting the project or asset or the inability to collect revenues for the project or from assets. If an issuer of a municipal security does not comply with applicable tax requirements, interest from the security may become taxable and the security could decline in value.
Other Investment Companies.    The main risk of investing in other investment companies, including exchange-traded funds (“ETFs”), is the risk that the value of the securities underlying an investment company might decrease. Because a fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the fund.
Other investment companies include ETFs and Holding Company Depositary Receipts (“HOLDRs”), among others. ETFs are exchange-traded investment companies that are, in many cases, designed to provide investment results corresponding to an index. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Additional risks of investments in ETFs include: (i) the market price of an ETF's shares may trade at a discount to its net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading may be halted if the listing exchanges' officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have a dramatic impact on their value.
Over-the-Counter Investments.    Investments purchased over-the-counter (“OTC”), including securities and derivatives, can involve greater risks than securities traded on recognized stock exchanges. OTC securities are generally securities of smaller or newer companies that may have limited product lines and markets compared to larger companies. They also can have less management depth, more reliance on key personnel, and less access to capital and credit. OTC securities tend to trade less frequently and in lower volume, and as a result have greater liquidity risk. Many of the protections afforded to participants on some organized exchanges, such as the performance guarantee of an exchange clearing house, are not available in connection with OTC derivatives transactions. Additionally, OTC investments are generally purchased either directly from a dealer or in negotiated transactions with the issuer and as such may expose a fund to counterparty risk.
Prepayment and Extension.    Prepayment risk is the risk that principal on mortgages or other loan obligations underlying a security may be repaid prior to the stated maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. Extension risk is the risk that an issuer will exercise its right to repay principal on an obligation held by a fund later than expected, which may decrease the value of the obligation and prevent the fund from investing expected repayment proceeds in securities paying yields higher than the yields paid by the securities that were expected to be repaid.
Real Estate Companies and Real Estate Investment Trusts (“REITs”).    Investing in real estate companies and REITs may subject a fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property. Some REITs may invest in a limited number of properties, in a narrow geographic area or in a single property type, which increases the risk that a fund could be unfavorably affected by the poor performance of a single investment or investment type. These companies are also sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. Borrowers could default on or sell investments
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the REIT holds, which could reduce the cash flow needed to make distributions to investors. In addition, REITs may also be affected by tax and regulatory requirements in that a REIT may not qualify for preferential tax treatments or exemptions. REITs require specialized management and pay management expenses.
Repurchase Agreements.     In the event that the other party to a repurchase agreement defaults on its obligations, a fund would generally seek to sell the underlying security serving as collateral for the repurchase agreement.  However, a fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security, which could result in a loss for a fund. In addition, if a fund is characterized by a court as an unsecured creditor, it would be at risk of losing some or all of the principal and interest involved in the transaction.
Russian Companies.    Many investments in Russian companies should be considered highly speculative and involve significant risks and special considerations not typically associated with investing in U.S. securities, including:
•	the risk of nationalization or expropriation of assets or confiscatory taxation, which may involve the risk of total loss of investments;
•	greater social, economic and political uncertainty in general (including the risk of regional wars);
•	the risk that a fund may be unable to establish appropriate custody and securities registration arrangements in certain Russian Region countries, thereby potentially limiting the range of countries in which the fund may invest;
•	delays in settling portfolio transactions and the risk of loss arising out of the system of share registration and custody;
•	risks in connection with the maintenance of a fund's portfolio securities and cash with foreign subcustodians and securities depositories;
•	the risk that it may be more difficult or problematic to obtain and/or enforce a legal judgment;
•	the negative effects of public corruption and crime;
•	greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets and traded securities;
•	currency exchange rate volatility and the lack of available currency hedging instruments;
•	higher rates of inflation (including the risk of social unrest);
•	the risk that, by possibly investing significantly in certain multi-industry sectors, a fund may be affected more by any single economic, political or regulatory development relating to a specific sector;
•	controls on foreign investment and local practices disfavoring investors in general and/or foreign investors in particular, and limitation on repatriation of invested capital, profits and dividends, and a fund's ability to exchange local currency for U.S. currency;
•	the risk that the government of Russia or other executive or legislative bodies may decide not to continue to support the economic reform programs implemented to date and to instead follow radically different political and/or economic policies to the detriment of investors, including non-market-oriented policies such as the support of certain industries to the detriment of other sectors or investors or a return to the centrally-planned economy that previously existed;
•	the financial condition of Russian companies, including large amounts of inter-company debt, the lack of transparency, and/or proper financial reporting based on international accounting standards, and the fact that Russian companies may be smaller, less seasoned, and less experienced in financial reporting and management in general;
•	the risk that dividends will be withheld at the source;
•	Russia's dependence on exports and the corresponding importance of international trade, and the prospect of declining currency earnings and reserves and devaluation pressures on the ruble's exchange rate;
•	the risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive and/or exorbitant taxation;
•	the fact that statistical information may be inaccurate or not comparable to statistical information regarding the United States or other economies;
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•	less extensive regulation of the securities markets than is the case for other countries;
•	the risks associated with the difficulties that may occur in pricing a fund's securities;
•	possible difficulty in identifying a purchaser of a fund's securities due to the undeveloped nature of the securities markets; and
•	the risk of lawsuits on government intervention arising from restrictive regulations and practices with respect to foreign investment in certain industries.
Sanctions.    The United States has imposed economic sanctions against companies in various sectors of the Russian economy including, but not limited to, financial services, energy, metals and mining, engineering, and defense and defense-related materials sectors. These sanctions could impair a fund's ability to meet its investment objective. For example, a fund may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, the sanctions may require a fund to freeze its existing investments in Russian companies, prohibiting the fund from selling or otherwise transacting in these investments. This could impact a fund's ability to sell securities or other financial instruments as needed to meet shareholder redemptions. A fund could seek to suspend redemptions in the event that an emergency exists in which it is not reasonably practicable for the fund to dispose of its securities or to determine the value of its net assets. Other entities or countries could also institute broader sanctions on Russia.
Securities Lending.    Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that a fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that a fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.
To generate additional income, a fund may lend securities to financial institutions that are believed to be creditworthy by the adviser. When lending securities, a fund will receive cash or U.S. government securities as collateral.
When a fund lends its securities, it is responsible for investing the cash it receives as collateral from the borrower, and the fund could incur losses in connection with the investment of such collateral, often referred to as “investment risk.” A fund will minimize investment risk by limiting the investment of cash collateral to high-quality instruments of short maturity.
A fund may also lose money from the failure of a borrower to return a borrowed security in a timely manner, often referred to as “borrower default risk.” In the event of a borrower default, a fund will be protected to the extent the fund is able to exercise its rights in the collateral promptly and the value of such collateral is sufficient to purchase replacement securities. In addition, a fund will be protected by its securities lending agent, which has agreed to indemnify the fund from losses resulting from borrower default.
Small-Capitalization Company.    Investments in small-capitalization companies may involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and may not be traded in volume typical on a national securities exchange.
Sovereign Debt.    These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.
Additional Risks
The discussion below also includes risks that are not considered to be principal risks of a Fund, but are considered to be relevant to certain Funds.
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Counterparty.    The entity with which a fund conducts portfolio-related business (such as trading or securities lending), or that underwrites, distributes or guarantees investments or agreements that the fund owns or is otherwise exposed to, may refuse or may become unable to honor its obligations under the terms of a transaction or agreement. As a result, that fund may sustain losses and be less likely to achieve its investment objective. These risks may be greater when engaging in over-the-counter transactions.
Duration.    One measure of risk for debt instruments is duration. Duration measures the sensitivity of a bond's price to interest rate movements and is one of the tools used by a portfolio manager in selection of debt instruments. Historically, the maturity of a bond was also used as a proxy for the sensitivity of a bond's price to changes in interest rates, otherwise known as a bond's interest rate risk or volatility. According to this measure, the longer the maturity of a bond, the more its price will change for a given change in market interest rates. However, this method ignores the amount and timing of all cash flows from the bond prior to final maturity. Duration is a measure of the average life of a bond on a present value basis which was developed to incorporate a bond's yield, coupons, final maturity and call features into one measure. As a point of reference, the duration of a noncallable 7% coupon bond with a remaining maturity of 5 years is approximately 4.5 years and the duration of a noncallable 7% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in interest rates may impact the duration calculation. For example, the price of a bond with an average duration of 4.5 years would be expected to fall approximately 4.5% if interest rates rose by one percentage point. Conversely, the price of a bond with an average duration of 4.5 years would be expected to rise approximately 4.5% if interest rates dropped by one percentage point.
Increase in Expenses.    Your actual cost of investing in a fund may be higher or lower than the expenses shown in the fund's Annual Fund Operating Expenses for a variety of reasons. For example, expense ratios may be higher than those shown if the fund's assets decrease. The fund's assets may decrease and fund expense ratios increase for many reasons, including volatility in the fund's net asset value caused by volatility in the secondary markets for assets in which the fund invests.
Investment by Other Funds.    Various other mutual funds and/or funds-of-funds, including some Voya mutual funds, may invest in a fund. If investments by these other funds result in large inflows or outflows of cash from the fund, the fund's performance or realization of capital gains could be affected. While it is very difficult to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, these transactions could also increase transaction costs or portfolio turnover. The adviser or sub-adviser will monitor transactions by the funds-of-funds and will attempt to minimize any adverse effects on a fund and funds-of-funds as a result of these transactions.
Manager.    A fund is subject to manager risk because it is an actively managed investment portfolio. The adviser, the sub-adviser or each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for a fund, but there can be no guarantee that these will produce the desired results. Many managers of equity funds employ styles that are characterized as “value” or “growth.” However, these terms can have different application by different managers. One manager's value approach may be different from another, and one manager's growth approach may be different from another. For example, some value managers employ a style in which they seek to identify companies that they believe are valued at a more substantial or “deeper discount” to a company's net worth than other value managers. Therefore, some funds that are characterized as growth or value can have greater volatility than other funds managed by other managers in a growth or value style.
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PORTFOLIO HOLDINGS INFORMATION

A description of each Fund's policies and procedures regarding the release of portfolio holdings information is available in the Funds' SAI. Portfolio holdings information can be reviewed online at www.voyainvestments.com.
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The Investment Adviser
Voya Investments, an Arizona limited liability company, serves as the investment adviser to the Funds. Voya Investments has overall responsibility for the management of the Funds. Voya Investments oversees all investment advisory and portfolio management services for the Funds. Voya Investments is registered with the SEC as an investment adviser.
The Adviser is an indirect, wholly-owned subsidiary of Voya Financial, Inc. (formerly, ING U.S., Inc.) Voya Financial, Inc. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries. As of the date of this Prospectus, Voya Financial, Inc. is a subsidiary of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin, with operations in more than 40 countries.
Voya Investments' principal office is located at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258. As of December 31, 2014, Voya Investments managed approximately $54 billion in assets.
In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including Voya Financial, Inc., before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep must divest at least 25% of Voya Financial, Inc. by the end of 2013, more than 50% by the end of 2014, and the remaining interest by the end of 2016 (such divestment, the “Separation Plan”).
In May 2013, Voya Financial, Inc. conducted an initial public offering of its common stock (the “IPO”). In October 2013, March 2014, and September 2014, ING Groep divested additional shares in several secondary offerings of common stock of Voya Financial, Inc. and concurrent share repurchases by Voya Financial, Inc. These transactions reduced ING Groep’s ownership interest in Voya Financial, Inc. to 32%. Voya Financial, Inc. did not receive any proceeds from these offerings.
In November 2014, through an additional secondary offering and the concurrent repurchase of shares by Voya Financial, Inc., ING Groep further reduced its interest in Voya Financial, Inc. below 25% to approximately 19% (the “November 2014 Offering”). The November 2014 Offering was deemed by the Adviser to be a change of control (the “Change of Control”), which resulted in the automatic termination of the existing investment advisory and sub-advisory agreements under which the Adviser and Sub-Adviser(s) provide services to the Funds. In anticipation of this termination, and in order to ensure that the existing investment advisory and sub-advisory services could continue uninterrupted, in 2013 the Board approved new advisory and sub-advisory agreements for the Funds in connection with the IPO. In addition, in 2013, shareholders of each Fund approved new investment advisory and affiliated sub-advisory agreements prompted by the IPO, as well as any future advisory and affiliated sub-advisory agreements prompted by the Separation Plan that are approved by the Board and that have terms not materially different from the current agreements. This meant that shareholders would not have another opportunity to vote on a new agreement with the Adviser or a current affiliated sub-adviser even upon a change of control prompted by the Separation Plan, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of Voya Financial, Inc.
On November 18, 2014 in response to the Change of Control, the Board, at an in-person meeting, approved new investment advisory and affiliated sub-advisory agreements. At that meeting, the Adviser represented that the agreements approved by the Board were not materially different from the agreements approved by shareholders in 2013 and no single person or group of persons acting together was expected to gain “control” (as defined in the 1940 Act) of Voya Financial, Inc. As a result, shareholders of the Funds will not be asked to vote again on these new agreements with the Adviser and affiliated sub-advisers.
Legal Proceedings – Voya Global Real Estate Fund
On September 6, 2013, ING Investments (now known as “Voya Investments”) received service in the derivative action of Jeremie Cox, Derivatively on Behalf of ING Global Real Estate Fund v ING Investments, LLC (the “Action” or the “Complaint”) brought on behalf of ING Global Real Estate Fund (now known as “Voya Global Real Estate Fund”). The Complaint, which was filed in the United States District Court for the District of Delaware (“Delaware Court”), alleges that Voya Investments breached its fiduciary duty under Section 36(b) of the Investment Company Act of 1940 by charging excessive investment management fees. Among other things, the Complaint seeks: (i) an order awarding damages on behalf of the Fund against Voya Investments, including repayment of all unlawful and or excessive investment management fees paid to it by the Fund from one year prior to the commencement of the Action through the date of trial in the Action, and (ii) a rescission of the advisory agreement between Voya Investments and the Fund. Management
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has engaged Milbank, Tweed, Hadley & McCoy LLP to represent Voya Investments in the Action. On July 7, 2014, Voya Investments filed the Answer to Plaintiff’s Complaint. Management denies any wrongdoing and intends to vigorously defend against the allegations.
Management Fees
The Adviser receives an annual fee for its advisory services to the Funds payable in monthly installments based on the average daily net assets of each of the Funds.
The Adviser is responsible for all of its own costs, including costs of its personnel required to carry out its investment advisory duties.
The following table shows the aggregate annual management fee paid by each Fund for the most recent fiscal year as a percentage of that Fund's average daily net assets.
Management Fees
Voya Emerging Markets Equity Dividend Fund	1.00%
Voya Global Bond Fund	0.40%
Voya Global Equity Dividend Fund[1]	0.70%
Voya Global Natural Resources Fund	0.89%
Voya Global Real Estate Fund	0.71%
Voya Global Value Advantage Fund	0.90%
Voya International Core Fund	0.75%
Voya International Real Estate Fund	0.93%
Voya Multi-Manager Emerging Markets Equity Fund	1.00%
Voya Multi-Manager International Equity Fund	0.75%
Voya Multi-Manager International Small Cap Fund	1.00%
Voya Russia Fund	1.25%
1	Effective November 7, 2014, the Adviser receives an annual advisory fee equal to the following as a percentage of the Fund’s average daily net assets: 0.70% on the first $500 million, 0.68% on the next $500 million, and 0.66% on assets in excess of $1 billion. Prior to November 7, 2014, the Adviser received an annual advisory fee equal to the following as a percentage of the Portfolio’s average daily net assets: 0.70% on all assets.
For information regarding the basis for the Board’s approval of the investment advisory and investment sub-advisory relationships (if applicable), please refer to the Funds' annual shareholder report dated October 31, 2014.
The Sub-Advisers and Portfolio Managers
The Adviser has engaged one or more sub-advisers to provide the day-to-day management of each Fund's portfolio. Some, but not all, of these sub-advisers are affiliates of the Adviser.
The Adviser acts as a “manager-of-managers” for the Funds. The Adviser has ultimate responsibility, subject to the oversight of the Funds’ Board, to oversee any sub-advisers and to recommend the hiring, termination, or replacement of sub-advisers. The Funds and the Adviser have received exemptive relief from the SEC which permits the Adviser, with the approval of the Funds’ Board but without obtaining shareholder approval, to enter into or materially amend a sub-advisory agreement with sub-advisers that are not affiliated with the Adviser (“non-affiliated sub-advisers”) as well as sub-advisers that are indirect or direct, wholly-owned subsidiaries of the Adviser or of another company that, indirectly or directly wholly owns the Adviser (“wholly-owned sub-advisers”).
Consistent with the “manager-of-managers” structure, the Adviser delegates to the sub-advisers of the Funds the responsibility for day-to-day investment management, subject to the Adviser’s oversight. The Adviser is responsible for, among other things, monitoring the investment program and performance of the sub-advisers of the Funds. Pursuant to the exemptive relief, the Adviser, with the approval of the Funds’ Board, has the discretion to terminate any sub-adviser (including terminating a non-affiliated sub-adviser and in some cases replacing it with a wholly-owned sub-adviser), and to allocate and reallocate a Fund’s assets among other sub-advisers. In these instances, the Adviser may have an incentive to select or retain an affiliated sub-adviser. In the event that the Adviser exercises its discretion to replace a sub-adviser of the Funds or add a new sub-adviser to the Funds, the Funds will provide shareholders with information about the new sub-adviser and the new sub-advisory agreement within 90 days. The appointment of a new sub-adviser or the replacement of an existing sub-adviser may be accompanied by a change to the name of a Fund and a change to the investment strategies of the Fund.
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Under the terms of each sub-advisory agreement, the agreement can be terminated by the Adviser or a Fund’s Board. In the event a sub-advisory agreement is terminated, the sub-adviser may be replaced subject to any regulatory requirements or the Adviser may assume day-to-day investment management of a Fund.
Voya Global Real Estate Fund and Voya International Real Estate Fund
CBRE Clarion Securities LLC
CBRE Clarion Securities LLC (“CBRE Clarion” or “Sub-Adviser”), whose predecessor firm was founded in 1969, is a Delaware limited liability company and is registered with the SEC as an investment adviser. CBRE Clarion is a unit of CBRE Global Investors, the independently-operated real estate investment management business of CBRE Group, Inc., (“CBRE”) a Fortune 500 and S&P 500 company headquartered in Los Angeles, CA. CBRE Clarion is in the business of providing investment advice to institutional client accounts and is an indirect majority owned subsidiary of CBRE. The principal address of CBRE Clarion is 201 King of Prussia Road, Suite 600, Radnor, PA 19087. As of December 31, 2014, CBRE Clarion had approximately $24.8 billion in assets under management.
The following individuals are jointly responsible for the day-to-day management of Voya Global Real Estate Fund and Voya International Real Estate Fund.
T. Ritson Ferguson, CFA, Chief Executive Officer and Co-Chief Investment Officer, joined CBRE Clarion in 1992.
Steven D. Burton, CFA, Managing Director and Co-Chief Investment Officer, joined CBRE Clarion in 1995.
Joseph P. Smith, CFA, Managing Director and Co-Chief Investment Officer, joined CBRE Clarion in 1997.
Voya Emerging Markets Equity Dividend Fund, Voya Global Equity Dividend Fund, and Voya Russia Fund
ING Investment Management Advisors B.V.
ING Investment Management Advisors B.V. (“IIMA” or “Sub-Adviser”) is a Netherlands corporation organized in 1896 and became an investment advisory company in 1991. IIMA is registered with the SEC as an investment adviser. IIMA is a company organized to manage investments and provide investment advice to entities in Canada and United States. IIMA is an indirect, wholly-owned subsidiary of ING Groep and is an affiliate of Voya Investments. The principal address of IIMA is Schenkkade 65, 2595 AS, The Hague, The Netherlands. As of December 31, 2014, IIMA had approximately $7.4 billion in assets under management. IIMA operates under the collective management of ING Investment Management Europe (“IIM Europe”) which, as of December 31, 2014, had approximately $226.6 billion in assets under management.
IIMA is an indirect, wholly-owned subsidiary of NN Group N.V. (“NN Group”) and NN Group is a majority-owned subsidiary of ING Groep. In connection with the Restructuring Plan discussed above, ING Groep is required to divest more than 50% of its shares in NN Group before December 31, 2015 and the remaining interest before December 31, 2016. In July 2014, ING Groep settled the initial public offering of NN Group. ING Groep has stated that it intends to divest its remaining stake in NN Group in an orderly manner and ultimately by the end of 2016.
It is anticipated that one or more of the transactions to divest NN Group constitute a transfer of a controlling interest in NN Group, resulting in an “assignment” (as defined in the 1940 Act) of the existing sub-advisory agreements under which IIMA provides services to the Funds for which IIMA serves as sub-adviser. Pursuant to the 1940 Act, these sub-advisory agreements would automatically terminate upon their assignment. In order to ensure that the existing sub-advisory services can continue uninterrupted, the Board approved new sub-advisory agreements for the Funds in anticipation of the divestment. Shareholders of the Funds (except Voya Global Equity Dividend Fund) for which IIMA serves as a sub-adviser approved these new investment sub-advisory agreements. This approval also included approval of any future sub-advisory agreements prompted by the divestment that are approved by the Board and whose terms are not materially different from the current agreements. Shareholders of Voya Global Equity Dividend Fund for which IIMA serves as a sub-adviser are being asked to approve these new sub-advisory agreements. This means that shareholders of these Funds may not have another opportunity to vote on a new agreement with IIMA even if IIMA undergoes a change of control pursuant to ING Groep’s divestment of NN Group, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of NN Group.
The Adviser may from time to time obtain from the following IIMA affiliate, investment advice including factual information, research reports, investment recommendations, and trading services; and grant the IIMA affiliate investment management authority if the Adviser believes that doing so would benefit the Funds.
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Voya  Investment Management Co. LLC
Voya  Investment Management Co. LLC (“Voya IM” or “Sub-Adviser”), a Delaware limited liability company, was founded in 1972 and is registered with the SEC as an investment adviser. Voya IM is an indirect, wholly-owned subsidiary of Voya Financial, Inc. and is an affiliate of the Adviser. Voya IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. The principal office of Voya IM is located at 230 Park Avenue, New York, New York 10169. As of December 31, 2014, Voya IM managed approximately $85.5 billion in assets.
IIMA currently manages each Fund’s assets. However, in the future, the Adviser may allocate each Fund’s assets to Voya IM for management, and may change the allocation of each Fund’s assets among the two sub-advisers in its discretion, to pursue each Fund’s investment objective. Each sub-adviser would make investment decisions for the assets it is allocated to manage.
Voya Emerging Markets Equity Dividend Fund
The following individuals are jointly responsible for the day-to-day management of Voya Emerging Markets Equity Dividend Fund.
Robert Davis, Portfolio Manager, is a Senior Portfolio Manager within the IIMA Equity Value Boutique focusing on the team’s Emerging Market High Dividend strategy since 2012. He joined IIMA in 2011 as a Senior Emerging Markets Telecom Analyst. Prior to that he was with a boutique broker, Bryan Garnier from 2007 to 2011.
Nicolas Simar, Portfolio Manager, is Head of the Value team in the Equity investments department and is responsible for the value strategies. Mr. Simar also manages the Euro High Dividend strategy. He started his career at the Banque Bruxelles Lambert Asset Management in 1996 (now part of Voya) as an investment manager of fixed-income.
Manu Vandenbulck, Portfolio Manager, is lead Investment Manager of the Emerging Markets High Dividend Strategy. Mr. Vandenbulck co-manages the Europe High Dividend Strategy (focusing on the non-euro zone countries) and assist in managing the Euro High Dividend Strategy. He joined IIMA in 2001.
Historical adviser/sub-adviser/name and strategies information:
Effective Date	Fund Name	Sub-Adviser
11/15/12	ING Emerging Markets Equity Dividend Fund	ING Investment Management Advisors B.V.*
Since inception	ING Greater China Fund	ING Investment Management Asia/Pacific (Hong Kong) Limited
*	The Sub-Adviser change resulted in a corresponding change to the Fund's name, investment objective, and principal investment strategies. Performance prior to the effective date is attributable to the previous Sub-Adviser.
Voya Global Equity Dividend Fund
The following individuals are jointly responsible for the day-to-day management of Voya Global Equity Dividend Fund.
Kris Hermie, Senior Portfolio Manager Global High Dividend, was with IIMA from 2007-2010, rejoining IIMA in 2014. Mr. Hermie was a Senior Portfolio Manager at Petercam, Brussels, from 2010 to 2014 and an Equity Portfolio Manager at Dexia Asset Management from 2002 to 2006.
Nicolas Simar, Portfolio Manager, is Head of the Value team in the Equity investments department and is responsible for the value strategies. Mr. Simar also manages the Euro High Dividend strategy. He started his career at the Banque Bruxelles Lambert Asset Management in 1996 (now part of Voya) as an investment manager of fixed-income.
Bruno Springael, head of corporate analytics for developed markets and Senior Investment Manager, global high dividend, joined Banque Bruxelles Lambert Asset Management in 1987 (now part of Voya). Before becoming head of corporate analytics, he was deputy head of equity investments and head of the global sectors team for IIMA since July of 2005.
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Voya Russia Fund
The following individuals are jointly responsible for the day-to-day management of Voya Russia Fund.
Nathan Griffiths, Portfolio Manager, joined IIMA in 2011. Prior to that, Mr. Griffiths was a director at Baring Asset Management from 2007 to 2011, the last 3 years of which were spent co-managing the international equity funds. Before that he was responsible for the Pan-European energy, materials, and utilities sectors and managed the European institutional funds.
Renat Nadyukov, Portfolio Manager with the Emerging Markets Equity Team, joined IIMA in 2007. Mr. Nadyukov served as a performance analyst with the Risk & Performance Measurement Europe team responsible for equities and structured products from 2007–2011 and as an investment analyst with the Emerging Markets Equity Team covering mid- and small-cap stocks in Emerging Europe, Russia and Turkey from 2011-2012.
Voya Global Bond Fund, Voya Global Natural Resources Fund, and Voya Global Value Advantage Fund
Voya Investment Management Co. LLC (formerly, ING Investment Management Co. LLC)
Voya Investment Management Co. LLC (“Voya IM” or “Sub-Adviser”), a Delaware limited liability company, was founded in 1972 and is registered with the SEC as an investment adviser. Voya IM is an indirect, wholly-owned subsidiary of Voya Financial, Inc. and is an affiliate of the Adviser. Voya IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. Voya IM's principal office is located at 230 Park Avenue, New York, New York 10169. As of December 31, 2014, Voya IM managed approximately $85.5 billion in assets.
Voya Global Bond Fund
The following individuals are jointly responsible for the day-to-day management of Voya Global Bond Fund.
Mustafa Chowdhury, Portfolio Manager and head of rates for Voya IM, responsible for directing the investment strategy for the rates group, including global rates, sectors and currencies, and equity/convexity hedging joined Voya IM in February 2014. Mustafa brings 20 years of experience working in the fixed income industry, equally divided between the buy side and sell side, and a deep expertise in mortgage-backed securities and G7 interest rates. Prior to joining the firm, Mustafa was a portfolio manager at AVM from 2013 to 2014, where he served as a strategist working across fixed income assets, with a specialization in rates and mortgages. He also served as a portfolio manager at Blue Crest hedge fund, focused on macro strategy, G3 rates and MBS (2013) as the head of the U.S. rates and agency MBS strategy at Deutsche Bank (2004-2012).
Christine Hurtsellers, CFA, Portfolio Manager, has been with Voya IM since 2005 and leads the fixed-income business for Voya IM. From 1999 to 2005, Ms. Hurtsellers worked at Freddie Mac® where she managed adjustable-rate mortgages, mortgage-backed securities, collateralized mortgage obligations, and mortgage derivatives portfolios. Ms. Hurtsellers also managed portfolios for Alliance Capital Management and Banc One.
Brian Timberlake, Ph.D., CFA, Portfolio Manager, is currently Head of Fixed Income Research. Prior to this position, Mr. Timberlake was Head of Quantitative Research and before that, a Senior Quantitative Analyst. He joined Voya IM in 2003.
Voya Global Natural Resources Fund
The following individuals are jointly responsible for the day-to-day management of Voya Global Natural Resources Fund.
Joseph Basset, CFA, Portfolio Manager, joined Voya IM in June 2005 and is primarily responsible for covering the industrials, energy, and materials sectors. Prior to joining Voya IM, Mr. Basset had been employed by Banc One since 1998 where he covered semiconductor, information technology and communications equipment companies and was an analyst for the One Group Technology Fund.
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John Bailey, Portfolio Manager and Senior Research Analyst for Voya IM, is responsible for covering the natural resources sector. Mr. Bailey joined Voya IM in 2011. Prior to joining Voya IM, he was founder, managing partner, and portfolio manager at 1859 Partners LLC beginning in 2009. From 2006 to 2009, Mr. Bailey was a portfolio manager at Carlyle Blue Wave Partners L.P. and from 2004 to 2006 he was a consultant and vice president at the Amaranth Group L.L.C. Mr. Bailey began his career with the Federal Reserve Bank of New York as a research associate in the bank supervision division.
James Swain, Portfolio Manager, is on the global natural resource strategies team. He joined Voya IM in 2002. Prior to that he worked as a high-yield bond analyst with Strong Capital Management. Prior to that he was a bank examiner with the FDIC.
Historical adviser/sub-adviser/name and strategies information:
Effective Date	Fund Name	Adviser/Sub-Adviser
10/09/06	ING Global Natural Resources Fund*	No change
03/01/02	ING Precious Metals Fund*	Voya Investment Management Co. LLC
02/28/01	Pilgrim Precious Metals Fund*	No change
07/28/00	Pilgrim Gold Fund*	No change
Prior to 7/28/00	Lexington Gold Fund	Lexington Management Corp.
*	Change resulted in a corresponding change to principal investment strategies.
Voya Global Value Advantage Fund
The following individuals are jointly responsible for the day-to-day management of Voya Global Value Advantage Fund.
Christopher F. Corapi, Portfolio Manager and Chief Investment Officer of equities, joined Voya IM in February 2004. Prior to joining Voya IM, Mr. Corapi served as global head of equity research at Federated Investors since 2002. He served as head of U.S. equities and portfolio manager at Credit Suisse Asset Management beginning in 2000 and head of emerging markets research at JPMorgan Investment Management beginning in 1998.
Vincent Costa, CFA, Portfolio Manager, also serves as Head of the Portfolio Engineering Group responsible for managing quantitative research and engineered strategies. Mr. Costa joined Voya IM in April 2006 as head of portfolio management for quantitative equity. Prior to joining Voya IM, Mr. Costa managed quantitative equity investments at both Merrill Lynch Investment Management and Bankers Trust Company.
Martin Jansen, Portfolio Manager, manages the Global Value Advantage strategy and has extensive experience running international value strategies. Mr. Jansen joined Voya IM in 1997 as senior manager to co-manage U.S. equity portfolios and was named head of the U.S. equity team in 1999. Mr. Jansen was previously responsible for managing the transition of the U.S. equity trading facility and U.S. equity assets from ING Investment Management The Hague to Voya IM. Prior to joining Voya IM, Mr. Jansen was responsible for the U.S. equity and venture capital portfolios at a large corporate Dutch pension fund.
David Rabinowitz, Portfolio Manager, also serves as Head of International Equity and Director of Equity Research. Mr. Rabinowitz joined Voya IM in January 2008. He was employed by JPMorgan from May 2002 to November 2007 where he held several equity leadership positions. Most recently, he served as director of emerging markets equity research, and before that, was the director of global sector research. Previously, he was a global consumer strategist at UBS Warburg and prior to that, he was a U.S. equity analyst for Smith Barney and Sanford C. Bernstein & Company.
James Ying, CFA, Assistant Portfolio Manager and quantitative analyst for equities, joined Voya IM in 2011. Prior to joining Voya IM, Mr. Ying was a quantitative analyst with Piedmont Investment Advisors from 2009 to 2011, Numeric Investors from 2006 to 2009, and Goldman Sachs Asset Management from 2000 to 2006.
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Historical adviser/sub-adviser/name and strategies information:
Effective Date	Fund Name	Adviser/Sub-Adviser
12/01/14	Voya Global Value Advantage Fund*	No change
11/30/12	ING International Value Equity Fund	Voya Investment Management Co. LLC**
04/24/06	No change	Tradewinds Global Investors, LLC.***
02/01/05	ING Global Value Choice Fund	NWQ Investment Management Company, LLC****
08/01/03	No change	Voya Investment Management Co. LLC*****
10/01/00	ING Worldwide Growth Fund	Voya Investments, LLC

*	Change resulted in a corresponding change to principal investment strategies.
**	The Sub-Adviser change resulted in a corresponding change to the Fund's principal investment strategies. Performance prior to the effective date is attributable to the previous Sub-Adviser.
***	The name of the Sub-Adviser changed.
****	The Sub-Adviser change resulted in a corresponding change to the Fund's principal investment strategies. Performance prior to the effective date is attributable to the previous Sub-Adviser.
*****	Voya Investments, LLC, the Fund's investment adviser, directly managed the Fund until August 3, 2003, when Voya Investment Management Co. LLC began serving as the Fund's Sub-Adviser.
Voya International Core Fund
Wellington Management Company LLP
Wellington Management Company LLP (“Wellington Management ” or “Sub-Adviser”) is a Delaware limited liability partnership. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. The principal address of Wellington Management is 280 Congress Street, Boston, Massachusetts 02210. As of December 31, 2014, Wellington Management had investment management authority with respect to approximately $914 billion in assets.
The following individuals are jointly responsible for the day-to-day management of the Fund.
Nicolas M. Choumenkovitch, Senior Managing Director and Equity Portfolio Manager. Mr. Choumenkovitch joined Wellington Management as an investment professional in 1995.
Tara Connolly Stilwell, CFA, Senior Managing Director and Equity Portfolio Manager of Wellington Management is involved in portfolio management and securities analysis. Ms. Stilwell joined Wellington Management as an investment professional in 2008.
Historical adviser/sub-adviser/name and strategies information:
Effective Date	Fund Name	Sub-Adviser
11/22/13	No change	Thornburg Investment Management, Inc. was removed
Since inception	ING International Core Fund	Thornburg Investment Management Inc. and Wellington Management Company LLP
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Voya Multi-Manager Emerging Markets Equity Fund
The Multi-Manager Approach
Delaware Investments Fund Advisers and J.P. Morgan Investment Management Inc. are the sub-advisers of the Fund. Each sub-adviser makes investment decisions for the assets it has been allocated to manage. The Adviser may change the allocation of the Fund's assets between the sub-advisers as it determines necessary to pursue the Fund's investment objective.
The Adviser will determine what it believes to be the optimal allocation of the assets under management between the two sub-advisers. Subsequent inflows and outflows will be allocated between the two sub-advisers to maintain this allocation.
Delaware Investments Fund Advisers
Delaware Investments Fund Advisers (“DIFA” or “Sub-Adviser”) is a series of Delaware Management Business Trust (“DMBT”), which is a subsidiary of Delaware Management Holdings, Inc. (“DMHI”). Macquarie Group Limited, an Australian publicly held company (ASX: MQG), indirectly holds, through its subsidiaries, all of the voting equity of DMHI. Delaware Investments is the marketing name for DMHI and its subsidiaries. DMBT is registered with the SEC as an investment adviser and its predecessors have advised publicly offered mutual funds since 1938. The principal address of DIFA is 2005 Market Street, Philadelphia, Pennsylvania 19103. As of December 31, 2014 DMHI and its subsidiaries managed $185.5 billion in assets under management.
The following individual is responsible for the day-to-day management of the Fund's assets allocated to DIFA.
Liu-Er Chen, CFA, Senior Vice President and Chief Investment Officer-Emerging Markets and Healthcare, heads DIFA’ global emerging markets team. Prior to joining DIFA in September 2006, he spent nearly 11 years at Evergreen Investment Management Company.
J.P. Morgan Investment Management Inc.
J.P. Morgan Investment Management Inc. (“JPMorgan” or “Sub-Adviser”) is an indirect wholly-owned subsidiary of JPMorgan Chase & Co., a bank holding company. JPMorgan also provides discretionary investment services to institutional clients. The principal address of JPMorgan is 270 Park Avenue, New York, New York 10017. As of December 31, 2014, JPMorgan and its affiliates had approximately $1.7 trillion in assets under management.
The following individuals are jointly responsible for the day-to-day management of the Fund's assets allocated to JPMorgan.
George Iwanicki, Jr., Portfolio Manager and global macro strategist within the emerging markets equity team, has been at JPMorgan since 1992 and is responsible for global emerging markets portfolios and chairs the Asset Allocation Committee. Prior to this, he served several years as the U.S. economist as well as the North American representative in the firm's macro research group (a trans-Atlantic team formed in 1995 to manage the global asset allocation process). Prior to joining the firm, he spent five years as an economist at Kidder, Peabody & Co., Inc.
Anuj Arora, Portfolio Manager, has been at JPMorgan since 2006 and is focused on portfolio construction and quantitative asset allocation for the global emerging markets. Prior to this, he was a quantitative analyst for Mesirow Financial and an analyst at Birkelbach Investment Securities.
Voya Multi-Manager International Equity Fund
The Multi-Manager Approach
Baillie Gifford Overseas Limited, J.P. Morgan Investment Management Inc., Lazard Asset Management LLC, and T. Rowe Price Associates, Inc. are the sub-advisers of Voya Multi-Manager International Equity Fund. Each sub-adviser makes investment decisions for the assets it has been allocated to manage. The Adviser may change the allocation of the Fund's assets between the sub-advisers as it determines necessary to pursue the Fund's investment objective.
The Adviser will determine what it believes to be the optimal allocation of the assets under management between the four sub-advisers. Subsequent inflows and outflows will be allocated between the sub-advisers to maintain this allocation.
Baillie Gifford Overseas Limited
Baillie Gifford Overseas Limited (“BG Overseas” or “Sub-Adviser”) is a wholly-owned subsidiary of Baillie Gifford & Co., a Scottish investment company. Founded in 1908, Baillie Gifford & Co. manages money primarily for institutional clients. It is one of the largest independently owned investment management firms in the United Kingdom which, as
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of December 31, 2014 had approximately $178.6 billion in assets under management. The principal address of BG Overseas is Calton Square, 1 Greenside Row, Edinburgh, EH1 3AN, Scotland. As of December 31, 2014, BG Overseas had assets under management of over $109.9 billion.
The following individuals are jointly responsible for the day-to-day management of Voya Multi-Manager International Equity Fund's assets allocated to BG Overseas.
Gerard Callahan, Portfolio Manager, is head of the UK equity team and is a partner of Baillie Gifford & Co. where he has worked since 1991. Mr. Callahan is an Investment Manager and has been a member of the Portfolio Construction Group since 2007 and Chairman since 2010.
Iain Campbell is a Portfolio Manager on the Japanese team. Before joining BG Overseas in 2004, he worked for Goldman Sachs from 2000 to 2002 in the investment banking division.
Sophie Earnshaw, CFA, Portfolio Manager, joined BG Overseas in 2010 and is an Investment Manager in the Emerging Markets Equity Team. Ms. Earnshaw joined the International Focus Portfolio Construction Group in 2014.
Joe Faraday, CFA, Portfolio Manager, joined BG Overseas in 2002. Mr. Faraday has worked as an investment manager on the European, North American, Developed Asia, and Emerging Markets Equity teams. He has been a member of the Portfolio Construction Group since 2007.
Moritz Sitte, Portfolio Manager, joined BG Overseas in 2010 and is an Investment Manager in the European Equity Team. Mr. Sitte joined the International Focus Portfolio Construction Group in 2014.
Tom Walsh, Portfolio Manager, joined BG Overseas in 2009. Mr. Walsh was an Investment Manager in the UK Equities Team until 2013, when he moved to the Global Opportunities Team. He joined the International Focus Portfolio Construction Group in 2014. Prior to joining BG Overseas Mr. Walsh worked at Fidelity International, Merrill Lynch and Deloitte & Touche (1999-2009).
J.P. Morgan Investment Management Inc.
J.P. Morgan Investment Management Inc. (“JPMorgan” or “Sub-Adviser”) is an indirect wholly-owned subsidiary of JPMorgan Chase & Co., a bank holding company. JPMorgan also provides discretionary investment services to institutional clients. The principal address of JPMorgan is 270 Park Avenue, New York, New York 10017. As of December 31, 2014, JPMorgan and its affiliates had approximately $1.7 trillion in assets under management.
The following individual is responsible for the day-to-day management of Voya Multi-Manager International Equity Fund's assets allocated to JPMorgan.
Gerd Woort-Menker, CFA, managing director and portfolio manager in the Global Equities Team, joined JPMorgan in 1987. He currently manages international and global equity portfolios.
Lazard Asset Management LLC
Lazard Asset Management LLC (“Lazard” or “Sub-Adviser”) is a Delaware limited liability company. It is a subsidiary of Lazard Frères & Co. LLC (“LF&Co.”), a New York limited liability company with one member, Lazard Group LLC, a Delaware limited liability company. Interests of Lazard Group LLC are held by Lazard Ltd., which is a Bermuda corporation with shares that are publicly traded on the New York Stock Exchange under the symbol “LAZ.” These interests are held by public stockholders as well as by current and former Managing Directors of Lazard Group LLC. Lazard is owned by LF&Co. Lazard’s principal address is 30 Rockefeller Plaza, New York, New York 10112. As of December 31, 2014, assets under management were approximately $178.4 billion.
The following individuals are responsible for the day-to-day management of Voya Multi-Manager International Equity Fund's assets allocated to Lazard.
Michael G. Fry, managing director and Portfolio Manager/Analyst with Lazard Asset Management Limited (London), is also a Portfolio Manager/Analyst on various global and international equity teams. He joined Lazard in 2005.
Michael A. Bennett, managing director and Portfolio Manager/Analyst with Lazard Asset Management LLC (New York), is a Portfolio Manager/Analyst on various international and global equity teams. He joined Lazard in 1992. Currently, Mr. Bennett also coordinates the activities of Lazard Asset Management's Investment Council.
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Kevin Matthews, Portfolio Manager/Analyst on the International Equity and International Equity Select teams, joined Lazard in 2001.
Michael Powers, managing director and Portfolio Manager/Analyst with Lazard Asset Management LLC (New York), is a Portfolio Manager/Analyst on the global and international equity teams. He joined Lazard in 1990.
John R. Reinsberg, Deputy Chairman of International and Global Strategies with Lazard Asset Management LLC (New York) and is responsible for oversight of the firm’s international and global strategies as well as being a Portfolio Manager/Analyst on the global equity and international equity teams. He joined Lazard in 1992.
T. Rowe Price Associates, Inc.
T. Rowe Price Associates, Inc. (“T. Rowe Price” or “Sub-Adviser”) was founded in 1937 by the late Thomas Rowe Price, Jr. and is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly held financial services holding company. The principal address of T. Rowe Price is 100 East Pratt Street, Baltimore, Maryland 21202. As of December 31, 2014, the firm and its affiliates managed approximately $746.8 billion in assets.
T. Rowe Price has entered into an agreement whereby T. Rowe Price may delegate certain of its investment advisory services to T. Rowe Price International Ltd. (“TRPI Ltd”), an affiliated investment adviser. The principal address of TRPI Ltd is 60 Queen Victoria Street, London, EC4N 4TZ, United Kingdom.
The following individuals are responsible for the day-to-day management of Voya Multi-Manager International Equity Fund's assets allocated to T. Rowe Price.
Richard N. Clattenburg, CFA, Portfolio Manager, joined T. Rowe Price in 2005.
Robert W. Smith, Chairman, joined T. Rowe Price in 1992 and his investment experience dates from 1987. He joined T. Rowe Price International Stock Fund and has been chairman of the committee since then.
Historical adviser/sub-adviser/name and strategies information:
Effective Date	Fund Name	Sub-Adviser
07/01/13	ING Multi-Manager International Equity Fund	J.P. Morgan Investment Management Inc. and Lazard Asset Management LLC were added as additional sub-advisers*
Since inception	ING International Growth Fund	Baillie Gifford Overseas Limited and T. Rowe Price Associates, Inc.
*	The addition of the two sub-advisers resulted in a change to the Fund’s principal investment strategies.
Voya Multi-Manager International Small Cap Fund
The Multi-Manager Approach
Acadian Asset Management LLC and Wellington Management Company LLP are the sub-advisers of Voya Multi-Manager International Small Cap Fund. Each sub-adviser makes investment decisions for the assets it has been allocated to manage. The Adviser may change the allocation of the Fund's assets between the sub-advisers as it determines necessary to pursue the Fund's investment objective.
The Adviser will determine what it believes to be the optimal allocation of the assets under management between the two sub-advisers. Subsequent inflows and outflows will be allocated between the sub-advisers to maintain this allocation.
Acadian Asset Management LLC
Acadian Asset Management LLC (“Acadian” or “Sub-Adviser”), is a registered investment adviser and a subsidiary of Old Mutual Asset Managers (US) LLC, which is an indirectly wholly-owned subsidiary of Old Mutual plc, a London-based financial services firm.
Acadian is a Boston-based global asset management firm founded in 1986. Led by a team whose professional ties extend back to Acadian’s founding nearly 30 years ago, the firm has served many of the world’s leading institutions. Acadian specializes in active global and international equity strategies, applying a disciplined framework to the broadest
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possible investment universe. Drawing on proprietary data and techniques covering over 36,500 securities in more than 60 markets worldwide, the firm focuses its extensive research capabilities on developing customized investment management strategies for its clients.
Acadian believes that markets are inefficient, and that such inefficiencies are caused in part by behaviorally based mispricings. Acadian applies fundamental insights in a systematic manner to attempt to exploit these mispricings and to find attractive stock opportunities. Further, Acadian believes that stocks and markets have many attributes that are related to potential outperformance, and that a successful investment approach must be multi-faceted and adaptable.
The principal address of Acadian is 260 Franklin Street, Boston, MA 02110. As of December 31, 2014, Acadian had assets under management of approximately $70.3 billion.
The following individuals are jointly responsible for the day-to-day management of Voya Multi-Manager International Small Cap Fund's assets allocated to Acadian.
John R. Chisholm, CFA, Executive Vice President, and Chief Investment Officer, joined Acadian in July 1987. He oversees Acadian’s investment process and investment team, and actively manages Acadian portfolios and directs research.
Constantine P. Papageorgiou, Ph.D., CFA, Senior Vice President, and Senior Portfolio Manager, joined Acadian in August 2006 and is a member of the Research and Portfolio Management Team, where he contributes to improving investment processes, portfolio management, and supporting marketing and client service. He is also a member of Acadian’s Operating Committee. His research focus at Acadian spans areas such as applications of machine learning and pattern recognition technologies, and frontier markets investing.
Brian K. Wolahan, CFA, Senior Vice President, and Senior Portfolio Manager, joined Acadian in March 1990. Prior to his current role as Senior Portfolio Manager, he served as Director, Portfolio Management overseeing the portfolio management policy, as well as co-Director of Research responsible for developing and applying investment techniques to evaluate markets and securities.
Wellington Management Company LLP
Wellington Management Company LLP (“Wellington Management ” or “Sub-Adviser”) is a Delaware limited liability partnership. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. The principal address of Wellington Management is 280 Congress Street, Boston, Massachusetts 02210. As of December 31, 2014, Wellington Management had investment management authority with respect to approximately $914 billion in assets.
The following individuals are jointly responsible for the day-to-day management of Voya Multi-Manager International Small Cap Fund's assets allocated to Wellington Management.
Daniel Maguire, CFA, Senior Managing Director and Equity Portfolio Manager affiliated with Wellington Management and located outside the U.S. Mr. Maguire joined Wellington Management as an investment professional in 2004.
Simon H. Thomas, Senior Managing Director and Equity Portfolio Manager joined Wellington Management as an investment professional in 2002.
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Historical adviser/sub-adviser/name and strategies information:
Effective Date	Fund Name	Adviser/Sub-Adviser
04/30/13	No change	Wellington Management Company LLP was added*
04/15/13	No change	Schroder Investment Management North America Inc. was removed**
02/29/12	ING International SmallCap Fund	No change
02/26/10	No change	Batterymarch Financial Management, Inc. was removed*
12/17/07	ING International SmallCap Multi-Manager Fund	Schroder Investment Management North America Inc. was added*
11/01/06	No change	Batterymarch Financial Management, Inc. was added*
03/01/05	No change	Acadian Asset Management LLC***
05/24/99	No change	Voya Investments, LLC*
Prior to 5/24/99	ING International SmallCap Fund	Nicholas-Applegate Capital Management
*	Change resulted in a corresponding change to principal investment strategies.
**	Performance for a portion of the Fund prior to the effective date is attributable to a previous sub-adviser.
***	Performance prior to the effective date is attributable to the previous adviser/sub-adviser.
Additional Information Regarding the Portfolio Managers
The SAI provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of securities in the Funds.
Composite of Substantially Similar Managed Accounts and Funds
The tables below are designed to show the performance, over various periods in the past, of a composite of all substantially similar accounts and funds that are advised or sub-advised by DIFA, JPMorgan, Wellington Management, Baillie Gifford, Lazard, and T. Rowe Price, respectively and have investment objectives, policies, and strategies that are substantially similar to those which are used in managing the respective Funds identified below. The Delaware Emerging Markets Equity Composite, JPMorgan Emerging Markets Equity Composite, Wellington Management International Core Fund Composite, Baillie Gifford International Growth Fund Composite, JPMorgan International Value Composite, Lazard International Equity Composite, and T. Rowe Price International Growth Fund Composite (each a “Composite” and collectively the “Composites”) are Composites of the performance of all actual fee-paying, fully discretionary accounts meeting these qualifications that are advised or sub-advised by DIFA, JPMorgan, Wellington Management, Baillie Gifford, Lazard, and T. Rowe Price, respectively for at least one month beginning January 1, 2004 or since inception as noted below.
The performance in the first column of the “Average Annual Total Returns” table has been adjusted to reflect the maximum Class A sales charge of the Fund for the respective Composite (except for Voya International Core Fund and Voya Multi-Manager International Equity Fund which do not offer Class A shares). The performance reflected in the Composites were calculated differently than the method used for calculating performance pursuant to SEC guidelines.
The annual returns for the Composites were calculated on a time-weighted and asset-weighted, total return basis, including reinvestment of all dividends, interest and income, realized and unrealized gains or losses, and any applicable foreign withholding taxes, without provision for federal and state income taxes, if any, and net of any sales loads, brokerage commissions and execution costs, advisory fees, and custodial fees. The returns for the Composites have not been modified to reflect the fees and expenses of the Fund for the respective Composite (except for Voya International Core Fund and Voya Multi-Manager International Equity Fund which do not offer Class A shares). The first column of performance numbers under the Average Annual Total Returns table reflects the deduction of the maximum front-end sales charge of the Class A shares of the Fund for the respective Composite (except for Voya International Core Fund and Voya Multi-Manager International Equity Fund which do not offer Class A shares) from a hypothetical investment
81

MANAGEMENT OF THE FUNDS (continued)

made in the first year of the one-, three-, five-, and ten-year periods, respectively. The Annual Total Returns tables for the Composites do not reflect the deduction of any sales loads, which would have reduced those performance numbers. The accounts in the Composites do not pay the same fees and expenses that mutual funds pay and are not subject to the diversification rules, tax restrictions and investment limits of the 1940 Act or Subchapter M of the Code. Returns may have been lower if the Composites had been subject to these fees, expenses, and regulations. The aggregate returns of the accounts reflected in the Composites may not reflect the returns of any particular account that are advised or sub-advised by DIFA, JPMorgan, Wellington Management, Baillie Gifford, Lazard, and T. Rowe Price, respectively.
The tables show the returns for each Composite as well as a comparison with the performance of the applicable benchmark(s) and Morningstar Category Average(s). The information is designed to demonstrate the historical track record that are advised or sub-advised by DIFA, JPMorgan, Wellington Management, Baillie Gifford, Lazard, and T. Rowe Price, respectively. It does not indicate how the Funds have performed or will perform in the future. Past performance is not a guarantee of future results.
Voya Multi-Manager Emerging Markets Equity Fund
Delaware Emerging Markets Equity Composite
Average Annual Total Returns (as of December 31, 2014)
	Delaware Emerging Markets Equity Composite (At Max Sales Charge)[1,2]	Delaware Emerging Markets Equity Composite (With No Sales Charge)[2]	MSCI Emerging Markets Index	Morningstar Diversified Emerging Markets Category Average
One Year	-11.97%	-6.60%	-2.19%	-3.01%
Three Years	4.68%	6.77%	4.04%	-1.94%
Five Years	2.11%	3.33%	1.78%	14.17%
Ten Years	N/A	N/A	N/A	N/A

Annual Total Returns (as of December 31 of each year)
	Delaware Emerging Markets Equity Composite (With No Sales Charge)[2]	MSCI Emerging Markets Index	Morningstar Diversified Emerging Markets Category Average
2014	-6.60%	-2.19%	-3.01%
2013	11.94%	-2.60%	-0.14%
2012	16.41%	18.22%	18.15%
2011	-19.18%	-18.42%	-19.86%
2010	19.73%	18.88%	19.26%
2009	82.20%	78.51%	73.81%
2008	-50.60%	-53.33%	-54.44%
2007	43.27%	39.42%	36.68%
2006	38.72%	32.14%	32.06%
Since Inception (October 1, 2005)	10.97%	7.18%	6.93%
1	Reflects a deduction of the maximum applicable Class A sales charge of 5.75%.
2	Instances of high double-digit returns were achieved during favorable market conditions and may not be sustained.
82

MANAGEMENT OF THE FUNDS (continued)

JPMorgan Emerging Markets Equity Composite
Average Annual Total Returns (as of December 31, 2014)
	JPMorgan Emerging Markets Equity Composite (At Max Sales Charge)[1]	JPMorgan Emerging Markets Equity Composite (With No Sales Charge)	MSCI Emerging Markets Index	Morningstar Diversified Emerging Markets Category Average
One Year	-9.70%	-4.19%	-2.19%	-3.01%
Three Years	2.19%	4.23%	4.04%	-1.94%
Five Years	2.10%	3.32%	1.78%	14.17%
Ten Years	N/A	N/A	N/A	N/A

Annual Total Returns (as of December 31 of each year)
	JPMorgan Emerging Markets Equity Composite (With No Sales Charge)	MSCI Emerging Markets Index	Morningstar Diversified Emerging Markets Category Average
2014	-4.19%	-2.19%	-3.01%
2013	-1.19%	-2.60%	-0.14%
2012	19.62%	18.22%	18.15%
2011	-16.65%	-18.42%	-19.86%
2010	24.74%	18.88%	19.26%
2009	85.49%	78.51%	73.81%
2008	-54.48%	-53.33%	-54.44%
2007	45.14%	39.42%	36.68%
Since Inception (December 31, 2006)	7.30%	39.42%	32.06%
1	Reflects a deduction of the maximum applicable Class A sales charge of 5.75%.
Voya International Core Fund
Wellington Management International Core Fund Composite
Average Annual Total Returns (as of December 31, 2014)
	Wellington Management International Core Fund Composite	MSCI EAFE® Index	MSCI All Country World Ex-U.S. Index	Morningstar Foreign Large Blend Category Average
One Year	-3.13%	-4.90%	-3.87%	-4.98%
Three Years	12.19%	11.06%	8.99%	6.71%
Five Years	7.02%	5.33%	4.43%	11.89%
Ten Years	7.05%	4.43%	5.13%	6.41%

Annual Total Returns (as of December 31 of each year)
	Wellington Management International Core Fund Composite	MSCI EAFE® Index	MSCI All Country World Ex-U.S. Index	Morningstar Foreign Large Blend Category Average
2014	-3.13%	-4.90%	-3.87%	-4.98%
2013	23.33%	22.78%	15.29%	19.44%
2012	19.87%	17.32%	16.83%	18.29%
2011	-12.81%	-12.14%	-13.71%	-13.97%
2010	15.59%	7.75%	11.15%	10.24%
2009	37.20%	31.78%	41.45%	31.24%
2008	-43.20%	-43.38%	-45.53%	-43.99%
2007	28.91%	11.17%	16.65%	12.71%
2006	25.96%	26.34%	26.65%	24.77%
2005	15.54%	13.54%	16.62%	14.72%
83

MANAGEMENT OF THE FUNDS (continued)

Voya Multi-Manager International Equity Fund
Baillie Gifford International Growth Fund Composite
Average Annual Total Returns (as of December 31, 2014)
	Baillie Gifford International Growth Fund Composite	MSCI EAFE® Index	Morningstar Foreign Large Growth Category Average
One Year	-3.38%	-4.90%	-3.92%
Three Years	12.79%	11.06%	6.76%
Five Years	7.92%	5.33%	14.10%
Ten Years	6.83%	4.43%	7.05%

Annual Total Returns (as of December 31 of each year)
	Baillie Gifford International Growth Fund Composite	MSCI EAFE® Index	Morningstar Foreign Large Growth Category Average
2014	-3.38%	-4.90%	-3.92%
2013	22.76%	22.78%	18.58%
2012	21.00%	17.32%	17.70%
2011	-12.10%	-12.14%	-12.30%
2010	16.00%	7.75%	14.78%
2009	42.60%	31.78%	38.02%
2008	-44.60%	-43.38%	-46.56%
2007	15.40%	11.17%	16.26%
2006	24.50%	26.34%	23.95%
2005	16.60%	13.54%	15.23%
84

MANAGEMENT OF THE FUNDS (continued)

JPMorgan International Value Composite
Average Annual Total Returns (as of December 31, 2014)
	JPMorgan International Value Composite	MSCI EAFE® Value Index	Morningstar Foreign Large Value Category Average
One Year	-8.72%	-5.39%	-6.32%
Three Years	9.72%	11.04%	7.06%
Five Years	4.91%	4.42%	11.36%
Ten Years	5.57%	3.89%	6.39%

Annual Total Returns (as of December 31 of each year)
	JPMorgan International Value Composite	MSCI EAFE® Value Index	Morningstar Foreign Large Value Category Average
2014	-8.72%	-5.39%	-6.32%
2013	23.57%	22.95%	20.81%
2012	17.10%	17.69%	-12.77%
2011	-11.83%	-12.17%	16.21%
2010	9.12%	3.25%	7.48%
2009	33.38%	34.23%	30.33%
2008	-44.32%	-44.09%	-42.41%
2007	13.16%	5.96%	9.01%
2006	33.50%	30.38%	25.98%
2005	20.58%	13.80%	13.19%
85

MANAGEMENT OF THE FUNDS (continued)

Lazard International Equity Composite
Average Annual Total Returns (as of December 31, 2014)
	Lazard International Equity Composite	MSCI EAFE® Index	Morningstar Foreign Large Growth Category Average
One Year	-2.63%	-4.90%	-3.92%
Three Years	13.69%	11.06%	6.76%
Five Years	8.11%	5.33%	14.10%
Ten Years	6.44%	4.43%	7.05%

Annual Total Returns (as of December 31 of each year)
	Lazard International Equity Composite	MSCI EAFE® Index	Morningstar Foreign Large Growth Category Average
2014	-2.63%	-4.90%	-3.92%
2013	23.86%	22.78%	18.58%
2012	21.86%	17.32%	17.70%
2011	-6.91%	-12.14%	-12.30%
2010	7.96%	7.75%	14.78%
2009	27.05%	31.78%	38.02%
2008	-37.25%	-43.38%	-46.56%
2007	12.09%	11.17%	16.26%
2006	24.07%	26.34%	23.95%
2005	14.02%	13.54%	15.23%
T. Rowe Price International Growth Fund Composite
Average Annual Total Returns (as of December 31, 2014)[1]
	T. Rowe Price International Growth Fund Composite	MSCI EAFE® Index	Morningstar Foreign Large Growth Category Average
One Year	0.54%	-4.90%	-3.92%
Three Years	11.60%	11.06%	6.76%
Five Years	7.25%	5.33%	14.10%
Ten Years	6.25%	4.43%	7.05%

Annual Total Returns (as of December 31 of each year)[1]
	T. Rowe Price International Growth Fund Composite	MSCI EAFE® Index	Morningstar Foreign Large Growth Category Average
2014	0.54%	-4.90%	-3.92%
2013	15.50%	22.78%	18.58%
2012	19.71%	17.32%	17.70%
2011	-11.61%	-12.14%	-12.30%
2010	15.48%	7.75%	14.78%
2009	53.61%	31.78%	38.02%
2008	-47.56%	-43.38%	-46.56%
2007	13.94%	11.17%	16.26%
2006	20.06%	26.34%	23.95%
2005	17.27%	13.54%	15.23%
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MANAGEMENT OF THE FUNDS (continued)

1	These figures reflect the prior performance of similar funds. Each fund's contribution to the composite for the month is calculated by multiplying the monthly fund return by the ratio of the fund's beginning asset value as expressed as a percentage of the composite's beginning asset value. Contributions for all funds are summed to determine the composite's asset-weighted performance for the month. Monthly returns are subsequently linked to determine quarterly asset-weighted returns. This differs from the required SEC method for calculating mutual fund performance.
The Administrator
Voya Funds Services, LLC (formerly, ING Funds Services, LLC) (“Administrator”) serves as administrator to each Fund and receives an annual administrative services fee equal to 0.10% of each Fund's average daily net assets.
Subject to the supervision of the Board, the Administrator provides all administrative services reasonably necessary for the ordinary operation of each Fund other than the investment advisory services performed by the Adviser and Sub-Adviser including, but not limited to, acting as a liaison among the various service providers to the Funds, including the custodian, transfer agent, and such other service providers as may be retained by the Funds. The Administrator provides each Fund, at the Administrator's expense, with adequate personnel, office space, communications facilities, and other facilities necessary for operation of the Funds.
The Distributor
Voya Investments Distributor, LLC (formerly, ING Investments Distributor, LLC) (“Distributor”) is the principal underwriter and distributor of each Fund. It is a Delaware limited liability company with its principal offices at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258.
The Distributor is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org or the Public Disclosure Hotline at 800-289-9999.
87

CLASSES OF SHARES

Choosing a Share Class
When choosing between classes, you should carefully consider: (1) how long you plan to hold shares of a Fund; (2) the amount of your investment; (3) the expenses you'll pay for each class, including ongoing annual expenses along with the initial sales charge or the contingent deferred sales charges (“CDSC”); and (4) whether you qualify for any sales charge discounts. Please review the disclosure about all of the available share classes carefully. Before investing, you should discuss with your financial intermediary which share class may be right for you.
The tables below summarize the features of the classes of shares available through this Prospectus. Class B shares are closed to new investors and additional investments from existing shareholders, except in connection with the reinvestment of any distributions and permitted exchanges. Specific Fund charges may vary so you should review each Fund's fee table as well as the section entitled “Sales Charges” in this Prospectus.
Summary of primary differences among share classes:
Class A
Initial Sales Charge	Up to 2.50% (reduced for purchases of $100,000 or more and eliminated for purchases of $1 million or more) for Voya Global Bond Fund
Up to 5.75% (reduced for purchases of $50,000 or more and eliminated for purchases of $1 million or more) for all other Funds
Contingent Deferred Sales Charge	None (except that with respect to purchases of $1 million or more for which the initial sales charge was waived, a charge of 1.00% applies to redemptions made within 18 months)[1]
Distribution and/or Shareholder Services (12b-1) Fees	0.35% annually for Voya Multi-Manager International Small Cap Fund 0.25% annually for all other Funds
Purchase Maximum	None
Minimum Initial Purchase/Minimum Account Size	$1,000 ($250 for IRAs)/$1,000 ($250 for IRAs)
Minimum Subsequent Purchases	None
Minimum Initial Account Balance for Systematic Exchange Privilege	$5,000
Conversion	None

Class B
Initial Sales Charge	None
Contingent Deferred Sales Charge	5.00% declining to 0% after six years from the date of purchase
Distribution and/or Shareholder Services (12b-1) Fees	1.00% annually
Purchase Maximum	May not be purchased or acquired except by the reinvestment of dividends and permitted exchanges
Minimum Account Size	$1,000 ($250 for IRAs)
Minimum Subsequent Purchases	None
Minimum Initial Account Balance for Systematic Exchange Privilege	$5,000
Conversion	Automatic conversion to Class A shares after eight years, so annual expenses decrease
88

CLASSES OF SHARES (continued)

Class C
Initial Sales Charge	None
Contingent Deferred Sales Charge	1.00% if the shares are sold within one year from the date of purchase
Distribution and/or Shareholder Services (12b-1) Fees	1.00% annually
Purchase Maximum	$1,000,000
Minimum Initial Purchase/Minimum Account Size	$1,000 ($250 for IRAs)/$1,000 ($250 for IRAs)
Minimum Subsequent Purchases	None
Minimum Initial Account Balance for Systematic Exchange Privilege	$5,000
Conversion	None

Class I
Initial Sales Charge	None
Contingent Deferred Sales Charge	None
Distribution and/or Shareholder Services (12b-1) Fees	None
Purchase Maximum	None
Minimum Initial Purchase2,*/Minimum Account Size	$250,000/$250,000
Minimum Subsequent Purchases	None
Minimum Initial Account Balance for Systematic Exchange Privilege	None
Conversion	None

Class O
Initial Sales Charge	None
Contingent Deferred Sales Charge	None
Distribution and/or Shareholder Services (12b-1) Fees	0.25% Annually
Purchase Maximum	$1,000,000
Minimum Initial Purchase/Minimum Account Size	$1,000 ($250 for IRAs)/$1,000 ($250 for IRAs)
Minimum Subsequent Purchases	None
Minimum Initial Account Balance for Systematic Exchange Privilege	None
Conversion	None

Class P
Initial Sales Charge	None
Contingent Deferred Sales Charge	None
Distribution and/or Shareholder Services (12b-1) Fees	None
Purchase Maximum	None
Minimum Initial Purchase/Minimum Account Size	None/None
Minimum Subsequent Purchases	None
Minimum Initial Account Balance for Systematic Exchange Privilege	None
Conversion	None
89

CLASSES OF SHARES (continued)

Class R
Initial Sales Charge	None
Contingent Deferred Sales Charge	None
Distribution and/or Shareholder Services (12b-1) Fees	0.50% annually
Purchase Maximum	None
Minimum Initial Purchase/Minimum Account Size	None/None
Minimum Subsequent Purchases	None
Minimum Initial Account Balance for Systematic Exchange Privilege	None
Conversion	None

Class W
Initial Sales Charge	None
Contingent Deferred Sales Charge	None
Distribution and/or Shareholder Services (12b-1) Fees	None
Purchase Maximum	None
Minimum Initial Purchase*/Minimum Account Size	$1,000/$1,000
Minimum Subsequent Purchases	None
Minimum Initial Account Balance for Systematic Exchange Privilege	None
Conversion	None
1	There is no front-end sales charge if you purchase Class A shares in an amount of $1 million or more. However, these shares will be subject to a 1.00% CDSC if they are redeemed within 18 months of purchase.
2	There is no minimum initial investment requirement for qualified retirement plans or other defined contribution plans and defined benefit plans that invest in the Voya funds through omnibus arrangements.
*	Minimum investment amounts may not be waived for individual accounts that are managed by an investment adviser representative, as defined in Rule 203A-3(a) under the Investment Advisers Act of 1940.
Please refer to the minimum investments table on page 98 for additional information.
The relative impact of the initial sales charge, if applicable, and ongoing annual expenses will depend on the length of time a share is held. Higher distribution fees mean a higher expense ratio, so Class B shares, Class C shares, Class O shares, and Class R shares pay correspondingly lower dividends and may have a lower net asset value (“NAV”) than Class A shares.
Because the Funds may not be able to identify an individual investor's trading activities when investing through omnibus account arrangements, you and/or your financial intermediary are responsible for ensuring that your investment in Class C shares does not exceed $1,000,000. The Funds cannot ensure that they will identify purchase orders that would cause your investment in Class C shares to exceed the maximum allowed amount. When investing through such arrangements, you and/or your financial intermediary should be diligent in determining that you have selected the appropriate share class for you.
You and/or your financial intermediary should also take care to assure that you are receiving any sales charge reductions or other benefits to which you may be entitled. As an example, as is discussed below, you may be able to reduce a Class A sales charge payable by aggregating purchases to achieve breakpoint discounts. Each Fund uses the net amount invested when determining whether a shareholder has reached the required investment amount in order to be eligible for a breakpoint discount. In order to ensure that you are receiving any applicable sales charge reduction, it may be necessary for you to inform the Funds or your financial intermediary of the existence of other accounts that may be eligible to be aggregated. The SAI discusses specific classes of investors who may be eligible for a reduced sales charge. Before investing you should discuss which share class may be right for you with your financial intermediary.
90

CLASSES OF SHARES (continued)

Distribution and Service (12b-1) Fees
The Funds pay fees to the Distributor on an ongoing basis as compensation for the services the Distributor provides and the expenses it bears in connection with the sale and distribution of Fund shares (“distribution fees”) and/or in connection with personal services rendered to Fund shareholders and the maintenance of shareholder accounts (“service fees”). These payments are made pursuant to distribution and/or shareholder servicing plans adopted by each Fund pursuant to Rule 12b-1 of the 1940 Act (“12b-1 Plan”). Because these distribution and service fees are paid on an ongoing basis, over time these fees will increase the cost of your investment and cost you more than paying other types of sales charges.
Each Fund (except Voya International Core Fund and Voya Multi-Manager International Equity Fund) has adopted a 12b-1 Plan for at least one of the following share classes: Class A, Class B, Class C, Class O, and Class R shares. The following table lists the maximum annual rates at which the distribution and/or servicing fees may be paid under each 12b-1 Plan (calculated as a percentage of each Fund's average daily net assets attributable to the particular class of shares):
Fund	Class A	Class B	Class C	Class O	Class R
Voya Emerging Markets Equity Dividend	0.25%	1.00%	1.00%	0.25%	N/A
Voya Global Bond	0.25%	1.00%	1.00%	0.25%	0.50%
Voya Global Equity Dividend	0.25%	1.00%	1.00%	0.25%	N/A
Voya Global Natural Resources	0.25%	N/A	N/A	N/A	N/A
Voya Global Real Estate	0.25%	1.00%	1.00%	0.25%	0.50%
Voya Global Value Advantage	0.25%	1.00%	1.00%	N/A	N/A
Voya International Real Estate	0.25%	1.00%	1.00%	N/A	N/A
Voya Multi-Manager Emerging Markets Equity	0.25%	1.00%	1.00%	N/A	0.50%
Voya Multi-Manager International Small Cap	0.35%	1.00%	1.00%	0.25%	N/A
Voya Russia	0.25%	N/A	N/A	N/A	N/A
91

SALES CHARGES

The Funds make available in a clear and prominent format, free of charge, on their website, (www.voyainvestments.com), information regarding applicable sales loads, reduced sales charges (i.e., breakpoint discounts), sales load waivers, eligibility minimums and purchases of the Funds' shares. The website includes hyperlinks that facilitate access to the information.
Class A Shares
This section includes important information about sales charges and sales charge reduction programs available to investors in the Funds' Class A shares and describes the information or records you may need to provide to the Distributor or your financial intermediary in order to be eligible for sales charge reduction programs.
Unless you are eligible for a waiver, the public offering price you pay when you buy Class A shares of the Funds is the NAV of the shares at the time of purchase, plus an initial sales charge. The initial sales charge varies depending on the size of your purchase, as set forth in the following tables. No sales charge is imposed when Class A shares are issued to you pursuant to the automatic reinvestment of income dividends or capital gains distributions. For investors investing in Class A shares of the Funds through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor obtains the proper breakpoint discount, if any.
Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.
Class A shares of the Funds (except Voya Global Bond Fund) are sold subject to the following sales charge:
Your Investment	As a % of the offering price	As a % of net asset value
Less than $50,000	5.75	6.10
$50,000 - $99,999	4.50	4.71
$100,000 - $249,999	3.50	3.63
$250,000 - $499,999	2.50	2.56
$500,000 - $999,999	2.00	2.04
$1,000,000 and over[1]	N/A	N/A
Class A shares of Voya Global Bond Fund are sold subject to the following sales charge:
Your Investment	As a % of the offering price	As a % of net asset value
Less than $100,000	2.50	2.56
$100,000 - $499,999	2.00	2.04
$500,000 - $999,999	1.25	1.27
$1,000,000 and over[1]	N/A	N/A
1	See “Contingent Deferred Sales Charges (”CDSCs“) - Class A Shares” below.
Shareholders that purchased funds that were a part of the Lexington family of funds or the Aetna family of funds prior to February 2, 1998, at the time of purchase, are not subject to sales charges for the life of their account on purchases made directly with the Funds.
Contingent Deferred Sales Charges (“CDSCs”) - Class A Shares
Investments of $1 Million or More.    There is no front-end sales charge if you purchase Class A shares in an amount of $1 million or more. However, these shares will be subject to a 1.00% CDSC if they are redeemed within 18 months of purchase.
CDSC - Class B and Class C Shares
Unless you are eligible for a waiver, if you sell your Class B or Class C shares within the time periods specified below, you will pay a CDSC according to the following schedules. It is the responsibility of your financial intermediary to ensure that you are credited with the proper holding period for the shares redeemed.
92

SALES CHARGES (continued)

Class B and Class C shares are offered at their NAV per share without any initial sales charge. However, you may be charged a CDSC on shares that you sell within a certain period of time after you bought them. The amount of the CDSC is based on the lesser of the NAV of the shares at the time of purchase or redemption. The CDSCs are as follows:
Class B CDSC
Years after purchase	CDSC on shares being sold
1st year	5.00%
2nd year	4.00%
3rd year	3.00%
4th year	3.00%
5th year	2.00%
6th year	1.00%
After 6th year	none
Class C CDSC
Years after purchase	CDSC on shares being sold
1st year	1.00%
After 1st year	none
To keep your CDSC as low as possible, each time you place a request to redeem shares, the Funds will first redeem shares in your account that are not subject to a CDSC and then will sell shares that have the lowest CDSC.
There is no CDSC on shares acquired through the reinvestment of dividends and capital gains distributions.
CDSC on Exchange into Voya Senior Income Fund
You are not required to pay an applicable CDSC upon an exchange from the Funds described in this Prospectus into Voya Senior Income Fund. However, if you exchange into Voya Senior Income Fund and subsequently offer your common shares for repurchase by Voya Senior Income Fund, the Fund's CDSC will apply. After an exchange into Voya Senior Income Fund, the time period for application of the CDSC will be calculated based on the first date you acquired your shares in the Fund.
Reduced or Waived Front-End Sales Charges
Investors in a Fund could reduce or eliminate sales charges applicable to the purchase of Class A shares through utilization of the Letter of Intent, Rights of Accumulation, or Combination Privilege. These programs are summarized below and are described in greater detail in the SAI.
You may reduce the initial sales charge on a purchase of Class A shares of a Fund by combining multiple purchases to take advantage of the breakpoints in the sales charge schedules. You may do this by:
•	Letter of Intent—lets you purchase shares over a 13-month period and pay the same sales charge as if the shares had all been purchased at once;
•	Rights of Accumulation—lets you add the value of shares of any open-end Voya mutual fund (excluding Voya Money Market Fund) you already own to the amount of your next purchase for purposes of calculating the sales charge; or
•	Combination Privilege—shares held by investors in the Voya mutual funds which impose a CDSC may be combined with Class A shares for a reduced sales charge.
In addition, certain investors may be eligible for special purchases of Class A shares at NAV. This may be done by:
•	Reinstatement Privilege—If you sell Class A shares of a Fund (or shares of other Voya mutual funds managed by the Adviser) and reinvest any of the proceeds in Class A shares of another Voya mutual fund within 90 days. For additional information regarding the reinstatement privilege, contact a Shareholder Services Representative or see the SAI; or
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SALES CHARGES (continued)

•	Purchases by Certain Accounts—Class A shares may be purchased at NAV by certain fee-based programs offered through selected registered investment advisers, broker-dealers, and other financial intermediaries. Class A shares may also be purchased at NAV by shareholders that purchase a Fund through a financial intermediary that offers our Class A shares uniformly on a “no load” (or reduced load) basis to you and all similarly situated customers of the intermediary in accordance with the intermediary's prescribed fee schedule for purchases of fund shares, including by shareholders that purchase shares through a financial intermediary that has entered into an agreement with the Distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers.
See the Account Application or the SAI for additional information regarding the reduction of Class A shares' charges, or contact your financial intermediary or a Shareholder Services Representative for more information.
Required Shareholder Information and Records. In order for investors in Class A shares of a Fund to take advantage of sales charge reductions, an investor or his/her financial intermediary must notify the Distributor that the investor qualifies for such reduction. If the Distributor is not notified that the investor is eligible for these reductions, the Distributor will be unable to ensure that the reduction is applied to the investor's account. An investor may have to provide certain information or records, including account statements, to his/her financial intermediary or to the Distributor to verify the investor's eligibility for breakpoint privileges or other sales charge waivers.
CDSC Waivers.    If you notify a Fund’s transfer agent, BNY Mellon Investment Servicing (U.S.) Inc. (“Transfer Agent”), at the time of redemption, the CDSC for Class A, Class B, and Class C shares will be waived in the following cases:
•	Redemptions following the death or permanent disability of a shareholder if made within one year of death or the initial determination of permanent disability. The waiver is available only for shares held at the time of death or initial determination of permanent disability.
•	Redemptions for Class B and Class C shares, pursuant to a Systematic Withdrawal Plan, up to a maximum of 12% per year of a shareholder’s account value based on the value of the account at the time the plan is established and annually thereafter.
•	Mandatory distributions from “employee benefit plans” or an Individual Retirement Account (“IRA”).
•	Reinvestment of dividends and capital gains distributions.
If you think you may be eligible for a CDSC waiver, contact your financial intermediary or a Shareholder Services Representative.
Reinstatement Privilege.    If you sell Class A or Class C shares of a Fund you may be eligible for a full or prorated credit of the CDSC paid on the sale when you make an investment up to the amount redeemed in the same share class within 90 days of the eligible sale. Reinstated Class C shares will retain their original cost and purchase date for purposes of the CDSC. This privilege can be used only once per calendar year. If you want to use the Reinstatement Privilege, contact your financial intermediary or a Shareholder Services Representative, or see the SAI for more information. An investor may be asked to provide information or records, including account statements, regarding shares of a Fund held in all of the investor's accounts held directly with the Trust or through a financial intermediary; any account of the investor at another financial intermediary; and accounts of related parties of the investor; such as members of the same family or household, at any financial intermediary.
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HOW SHARES ARE PRICED

When you buy shares, you pay the NAV plus any applicable sales charge. When you sell shares, you receive the NAV minus any applicable CDSC. Exchange orders are effected at NAV.
The NAV per share for each class of each Fund is determined each business day as of the close of regular trading (“Market Close”) on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE) each day on which the NYSE is open for trading. The Funds are open for business every day the NYSE is open. Fund shares will not be priced on days when the NYSE is closed. The NAV per share of each class of each Fund is calculated by taking the value of the Fund's assets attributable to that class, subtracting the Fund's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. To the extent a Fund invests in other open-end funds (other than ETFs), the Fund will calculate its NAV using the NAV of the funds in which it invests as described in that fund's prospectus.
In general, assets are valued based on actual or estimated fair value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Shares of investment companies held by the Funds (other than ETF shares) will generally be valued at the latest NAV reported by that investment company. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when a Fund's NAV is not calculated. As a result, the NAV of a Fund may change on days when shareholders will not be able to purchase or redeem a Fund's shares. When market quotations are not available or are deemed unreliable, a Fund will use a fair value for an asset that is determined in accordance with procedures adopted by the Fund's Board. The types of assets for which such fair value pricing might be required include, but are not limited to:
•	Foreign securities, where a foreign security whose value at the close of the foreign market on which it principally trades likely would have changed by the time of the close of the NYSE, or the closing value is otherwise deemed unreliable;
•	Securities of an issuer that has entered into a restructuring;
•	Securities whose trading has been halted or suspended;
•	Debt instruments that have gone into default and for which there are no current market value quotations; and
•	Securities that are restricted as to transfer or resale.
The Funds or the Adviser may rely on the recommendations of a fair value pricing service approved by the Funds' Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. The Adviser will make such determinations in good faith in accordance with procedures adopted by the Funds' Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share.
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HOW TO BUY SHARES

Customer Identification
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person that opens an account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.
What this means for you: the Funds, the Distributor, or a third-party selling you the Funds, must obtain the following information for each person that opens an account:
•	Name;
•	Date of birth (for individuals);
•	Physical residential address (although post office boxes are still permitted for mailing); and
•	Social Security number, taxpayer identification number, or other identifying number.
You may also be asked to show your driver’s license, passport, or other identifying documents in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other non-natural persons.
Federal law prohibits the Funds, the Distributor, and other financial institutions from opening accounts unless they receive the minimum identifying information listed above. They also may be required to close your account if they are unable to verify your identity within a reasonable time.
If you are a participant in a qualified retirement plan, you should make purchases through your plan administrator or sponsor, who is responsible for transmitting orders.
The Funds, the Distributor, or Capital One ShareBuilder, Inc. (“Capital One ShareBuilder”) reserve the right to reject any purchase order. Please note that cash, traveler's checks, third-party checks, money orders, and checks drawn on non-U.S. banks (even if payment may be effected through a U.S. bank) generally will not be accepted. The Funds and the Distributor reserve the right to waive minimum investment amounts. Waiver of the minimum investment amount can increase operating expenses of the Funds. Minimum investment amounts may not be waived for individual accounts that are managed by an investment adviser representative, as defined in Rule 203A-3(a) under the Investment Advisers Act of 1940. The Funds and the Distributor reserve the right to liquidate sufficient shares to recover annual transfer agent fees or to close your account and redeem your shares should you fail to maintain your account value minimum.
The Funds reserve the right to suspend the offering of shares or to reject any specific purchase order. The Funds may suspend redemptions or postpone payments when the NYSE is closed or when trading is restricted for any reason or under emergency circumstances as determined by the SEC.
Class A and Class C Shares
Class A and Class C shares may be purchased and sold by contacting any financial intermediary (who may impose transaction charges in addition to those described in this Prospectus) authorized to sell Fund shares. You may purchase additional shares in various ways, including through your financial adviser and by mail, telephone, on-line, and bank wire.
Class B Shares
Class B shares are closed to new investors and additional investments from existing shareholders except in connection with the reinvestment of any distributions and permitted exchanges.
Class I Shares
Class I shares may be purchased without a sales charge by: (1) qualified retirement plans such as 401(a), 401(k), or other defined contribution plans and defined benefit plans; (2) 529 college savings plans; (3) insurance companies and foundations investing for their own account; (4) wrap programs offered by broker-dealers and financial institutions; (5) accounts of, or managed by, trust departments; (6) individuals whose accounts are managed by an investment adviser representative, as stated above; (7) retirement plans affiliated with Voya Financial, Inc.; (8) Voya Financial, Inc. affiliates for purposes of corporate cash management; and (9) other registered investment companies.
Class O Shares
Class O shares may only be purchased and sold through Capital One ShareBuilder.
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HOW TO BUY SHARES (continued)

Class P Shares
Class P shares may only be purchased by Voya affiliated products, including: (1) other funds in the Voya family of funds; and (2) collective investment trusts, common investment trusts, and separate accounts sponsored or managed by Voya affiliated entities. Such availability is subject to management's determination of the appropriateness of investment in Class P shares in light of the level at which advisory fees are charged to the investor.
Share certificates will not be issued.
Class R Shares
Class R shares may be purchased without a sales charge. Class R shares of the Fund are continuously offered to qualified retirement plans (“Retirement Plans”) including, but not limited to, 401(k) plans, 457 plans, employer sponsored 403(b) plans, IRAs, Simplified Employee Pension Plans (“SEPs”), and other accounts or plans whereby Class R shares are held on the books of the Fund through omnibus accounts (either at the plan level or the level of the plan administrator). Purchases and redemptions of shares may be made only by eligible Retirement Plans for the purpose of funding qualified retirement plans. Please refer to the plan document for information on how to direct investments in, or redemptions from, an investment option corresponding to the Fund and any fees that may apply.
The administrator of a Retirement Plan or employee benefits office can provide participants with detailed information on how to participate in the plan and how to elect the Fund as an investment option, alter the amounts contributed to the plan, or reallocate contributions. Eligible Retirement Plans generally may open an account and purchase Class R shares by contacting any broker-dealer or other financial intermediary (“Financial Service Firm”) authorized to sell Class R shares of the Fund. Additional shares may be purchased through a Retirement Plan's administrator or recordkeeper. Financial Service Firms may provide or arrange for the provision of some or all of the shareholder servicing and account maintenance services required by Retirement Plan accounts and their plan participants including, without limitation, transfers of registration and dividend payee changes. Financial Service Firms may also perform other functions, including generating confirmation statements, and may arrange with plan administrators for other investment or administrative services.
Financial Service Firms may independently establish and charge Retirement Plans and plan participants transaction fees and/or other additional amounts for such services, which may change over time. Similarly, Retirement Plans may charge plan participants for certain expenses. These fees and additional amounts could reduce the investment return in Class R shares of the Fund.
Class W Shares
Class W shares may be purchased without a sales charge by: (1) qualified retirement plans such as 401(a), 401(k), or other defined contribution plans and defined benefit plans; (2) insurance companies and foundations investing for their own account; (3) wrap programs offered by broker-dealers and financial institutions; (4) accounts of, or managed by, trust departments; (5) individuals whose accounts are managed by an investment adviser representative, as stated above; (6) retirement plans affiliated with Voya Financial, Inc.; (7) Voya Financial, Inc. affiliates for purposes of corporate cash management; and (8) by other Voya mutual funds in the Voya family of funds.
In addition, Class W shares are available to the following persons through direct investment (not through broker-dealers that are not approved by Voya) into a Voya mutual fund or through a Voya approved broker-dealer (currently, Voya Financial Advisors, Inc. (formerly, ING Financial Partners, Inc.)): (1) current and retired officers and directors/trustees of the Voya mutual funds; (2) current and retired officers, directors, and full-time employees of Voya Investments, LLC, Directed Services LLC; any Voya mutual fund's sub-adviser; Voya Investments Distributor, LLC; and any of their affiliates; (3) family members of the foregoing persons (defined as current spouse, children, parents, grandparents, grandchildren, uncles, aunts, siblings, nephews, nieces, step-relations, relations at-law, and cousins); (4) any trust, pension, profit-sharing, or other benefit plan for such persons (including family members); (5) discretionary advisory accounts of Voya Investments, LLC, Directed Services LLC, any Voya mutual fund's sub-adviser, or Voya Investments Distributor, LLC; and (6) qualifying investments made through Voya promotional programs as determined by Voya Investments Distributor, LLC.
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HOW TO BUY SHARES (continued)

Retirement Plans
The Funds have available prototype qualified retirement plans for corporations and self-employed individuals. They also have available prototype IRA, Roth IRA and Simple IRA plans (for both individuals and employers), Simplified Employee Pension Plans and Pension and Profit Sharing Plans. BNY Mellon Investment Servicing Trust Company acts as the custodian under these plans. For further information, contact a Shareholder Services Representative at 1-800-992-0180. BNY Mellon Investment Servicing Trust Company currently receives a $12 custodial fee annually for the maintenance of each such account.
Make your investment using the purchase minimum guidelines in the following table.
Minimum Investments	Class	Initial Purchase	Subsequent Purchases
Non-retirement accounts	A/C/O1/W2 I2,3 P/R	$1,000 $250,000 No minimum	No minimum
Retirement accounts	A/C/O1 I2,3 P/R W2	$250 $250,000 No minimum $1,000	No minimum
Coverdell Education Savings Accounts	O1	$250	No minimum
Pre-Authorized Investment Plan	A/C/O1/W2 I2,3	$1,000 $250,000	At least $100/month
Certain omnibus accounts	A/C	$250	No minimum
1	For Class O shares, if you are unable to invest at least $1,000 per Fund ($250 for retirement accounts/ESAs), you may open your account for $100 and $100 per month using the Automatic Investment Plan. This allows you to invest regular amounts at regular intervals until you reach the required initial minimum.
2	Minimum investment amounts may not be waived for individual accounts that are managed by an investment adviser representative, as defined in Rule 203A-3(a) under the Investment Advisers Act of 1940.
3	There is no minimum initial investment requirement for qualified retirement plans or other defined contribution plans and defined benefit plans that invest in the Voya funds through omnibus arrangements.
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HOW TO BUY SHARES (continued)

Make your investment using the methods outlined in the following table. Investors wishing to purchase Class R shares should contact their plan administrator. Please refer to the plan document for information regarding buying and selling shares.
Buying Shares	Opening an Account	Adding to an Account
By Contacting Your Financial Intermediary	A financial intermediary with an authorized firm can help you establish and maintain your account.	Contact your financial intermediary. For Class O Shares you may purchase additional shares by calling 1-866-590-7629. Additional fees may apply for phone orders.
By Mail	Make your check payable to Voya Investment Management and mail it with a completed Account Application. Please indicate your financial intermediary on the New Account Application.	Fill out the Account Additions form at the bottom of your account statement and mail it along with your check payable to Voya Investment Management to the address on the account statement. Please write your account number on the check.
By Wire	Call Shareholder Services at 1-800-992-0180 to obtain an account number and indicate your financial intermediary on the account.
Instruct your bank to wire funds to the Fund in the care of:
Bank of New York Mellon
ABA # 011001234
credit to: BNY Mellon Investment Servicing (U.S.) Inc. as Agent for Voya mutual funds
A/C #0000733938; for further credit to Shareholder A/C #
(A/C # you received over the telephone)
Shareholder Name:
       (Your Name Here)
After wiring funds you must complete the Account Application and send it to:
Voya Investment Management
P.O. Box 9772
Providence, RI
	02940-9772	Wire the funds in the same manner described under “Opening an Account.”
Online (Class O Only)	Complete your application online at www.sharebuilder.com.	Log onto your account at www.sharebuilder.com, go to the Trade>Mutual Funds page and select the “Buy” option.
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HOW TO SELL SHARES

You may sell shares by using the methods outlined in the following table. Under unusual circumstances, a Fund may suspend the right of redemption as allowed by the SEC or federal securities laws.
If you are a participant in a qualified retirement plan, you should make redemptions through your plan administrator or sponsor, who is responsible for transmitting orders.
Selling Shares	To Sell Some or All of Your Shares
By Contacting Your Financial Intermediary	You may sell shares by contacting your financial intermediary. Financial intermediaries may charge for their services in connection with your redemption request but neither the Fund nor the Distributor imposes any such charge.
By Mail	Send a written request specifying the Fund name and share class, your account number, the name(s) in which the account is registered, and the dollar value or number of shares you wish to redeem to:
Voya Investment Management
P.O. Box 9772
Providence, RI 02940-9772
If certificated shares have been issued, the certificate must accompany the written request. Corporate investors and other associations must have an appropriate certification on file authorizing redemptions. A suggested form of such certification is provided on the Account Application. A signature guarantee may be required.
By Telephone - Expedited Redemption	You may sell shares by telephone on all accounts, other than retirement accounts, unless you check the box on the Account Application which signifies that you do not wish to use telephone redemptions. To redeem by telephone, call a Shareholder Services Representative at 1-800-992-0180.
Receiving Proceeds By Check:
You may have redemption proceeds (up to a maximum of $100,000) mailed to an address which has been on record with Voya Investment Management for at least 30 days.
Receiving Proceeds By Wire:
You may have redemption proceeds (subject to a minimum of $5,000) wired to your pre-designated bank account. You will not be able to receive redemption proceeds by wire unless you check the box on the Account Application which signifies that you wish to receive redemption proceeds by wire and attach a voided check. Under normal circumstances, proceeds will be transmitted to your bank on the business day following receipt of your instructions, provided redemptions may be made. In the event that share certificates have been issued, you may not request a wire redemption by telephone. For Class O shares, you may redeem shares by calling 1-866-590-7629. Please note that additional fees may apply for phone orders.
Online (Class O only)	Log onto your account at www.sharebuilder.com, navigate to the Trade>Mutual Funds page and select the “Sell” option.
Systematic Withdrawal Plan (available only for those share classes referenced below)
You may elect to make periodic withdrawals from your account on a regular basis.
    Class A, Class B, and Class C
•	Your account must have a current value of at least $10,000.
•	Minimum withdrawal amount is $100.
•	You may choose from monthly, quarterly, semi-annual or annual payments.
    Class I and Class W
•	Your account must have a current value of at least $250,000 or $1,000 for Class I and Class W shares, respectively.
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•	Minimum withdrawal amount is $1,000.
•	You may choose from monthly, quarterly, semi-annual or annual payments.
For additional information, contact a Shareholder Services Representative or refer to the Account Application or the SAI.
Redemption Fee
A 2.00% redemption fee will be charged on the redemption of shares of Voya Russia Fund held less than 365 days. The redemption fee will not apply to shares representing the reinvestment of dividends and capital gains distributions. The redemption fee will be applied on a share by share basis using the “first shares in, first shares out” method. Therefore, the oldest shares are sold first.
The tax consequences of the redemption fee are not entirely clear. Although there is some authority to the effect that a fund would recognize taxable income in such circumstances, there is also authority, which Voya Russia Fund intends to follow, that a fund does not recognize income. It is possible that the Internal Revenue Service or other taxing authorities might successfully contest these funds' tax treatment of this arrangement on this basis or for other reasons.
Execution of Requests
Purchase and sale requests are executed at the next NAV determined after the order is received in proper form by the Transfer Agent or the Distributor. A purchase order will be deemed to be in proper form when all of the required steps set forth under “How to Buy Shares” have been completed. If you purchase by wire, however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. If you purchase by wire, you must submit an application form in a timely fashion. If an order or payment by wire is received after Market Close, the shares will not be credited until the next business day. For your transaction to be counted on the day you place your order with your broker-dealer or other financial institution, they must receive your order before Market Close and promptly transmit the order to the Transfer Agent or the Distributor.
You will receive a confirmation of each new transaction in your account, which also will show you the number of shares you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership.
Payments
Normally, payment for shares redeemed will be made within three days after receipt by the Transfer Agent of a request in good order. Each Fund has the right to take up to seven days to pay your redemption proceeds and may postpone payment longer in the event of an economic emergency as determined by the SEC. When you place a request to redeem shares for which the purchase money has not yet been collected, the request will be executed at the next determined NAV, but a Fund will not release the proceeds until your purchase payment clears. This may take up to 15 days or more. A redemption request made within 30 calendar days after submission of a change of address is permitted only if the request is in writing and is accompanied by a medallion signature guarantee. Redemption requests of an amount of $10 million or more must be submitted in writing by an authorized person.
A medallion signature guarantee may be required in certain circumstances. A request to change the bank designated to receive wire redemption proceeds must be received in writing, signed by an authorized person, and accompanied by a medallion signature guarantee from any eligible guarantor institution. In addition, if you wish to have your redemption proceeds transferred by wire to an account other than your designated bank account, paid to someone other than the shareholder of record, or sent somewhere other than the shareholder’s address of record, you must provide a medallion signature guarantee with your written redemption instructions. Please see the SAI for more details on the medallion signature guarantee program.
Each Fund normally intends to pay in cash for all shares redeemed but under abnormal conditions that make payment in cash unwise, a Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such a case, a Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.
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HOW TO SELL SHARES (continued)

Telephone Orders
The Funds and their Transfer Agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. The Funds and their Transfer Agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If the Funds and their Transfer Agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions.
Small Accounts
Due to the relatively high cost of handling small investments, a Fund reserves the right, upon 30 days’ prior written notice, to redeem at NAV (less any applicable deferred sales charge), the shares of any shareholder whose account (except for IRAs) has a total value that is less than a Fund's minimum. Before a Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount allowed and will allow the shareholder 30 days to make an additional investment in an amount that will increase the value of the account to the minimum before the redemption is processed. Your account will not be closed if its drop in value is due to Fund performance.
102

HOW TO EXCHANGE SHARES

Exchanges Between Shares of Voya Mutual Funds
You may exchange shares of a Fund for shares of the same class of any other Voya mutual fund, except for Voya Corporate Leaders Trust Fund, without paying any additional sales charge, if you otherwise meet the eligibility requirements of the class of shares of the Voya mutual fund to be received in the exchange. If you purchase Class A shares of Voya Money Market Fund and did not pay a sales charge, you must pay the applicable sales charge on an exchange into Class A shares of another Voya mutual fund. Additionally, Class L shares of Voya Money Market Fund may be exchanged for Class C shares of any other Voya mutual fund.
If you exchange shares of a Fund that are subject to a CDSC into shares of another Voya mutual fund that are subject to a CDSC, the CDSC will continue to apply to your new shares at the same CDSC rate that was applicable to your original shares. Your new shares will continue to age for CDSC purposes from the date that the original shares were purchased.
If you acquired Class L shares of Voya Money Market Fund through an exchange from Class C shares of a Voya mutual fund that were subject to a CDSC and then exchange your Class L shares of Voya Money Market Fund for Class C shares of another Voya mutual fund you will continue to be subject to the CDSC that applied to your original shares. The time you held the Class L shares of Voya Money Market Fund will not count toward the CDSC holding period.
If you acquired Class L shares of Voya Money Market Fund through a purchase (not through an exchange) and then exchange your Class L shares of Voya Money Market Fund into Class C shares of another Voya mutual fund, you will become subject to any CDSC that applies to the Voya mutual fund into which you exchange. The time you held your Class L shares of Voya Money Market Fund will not count toward the CDSC holding period of the Voya mutual fund into which you exchanged.
Exchanges Between Classes of Shares of the Same Fund
You may exchange Class B, Class C, and Class W shares of a Fund for Class I shares of the same Fund, or you may exchange Class A shares and Class I shares of a Fund for any other class of the same Fund, if you otherwise meet the eligibility requirements of the class of shares to be received in the exchange, except that: (1) you may not exchange shares that are subject to a CDSC until the CDSC period has expired; and (2) you may not exchange Class A shares for Class W shares unless you acquired the Class A shares through a Voya approved broker-dealer (currently, Voya Financial Advisors, Inc.) All exchanges within the same Fund are subject to the discretion of the Distributor to permit or reject such exchanges.
Shareholders generally should not recognize gain or loss for U.S. federal income tax purposes for an exchange between classes of shares of the same Fund provided that the transaction is undertaken and processed, with respect to any shareholder, as a direct exchange transaction. Shareholders should consult their tax advisors as to the federal, state, local and non-U.S. tax consequences of an exchange between classes of shares of the same Fund.
Exchanges between classes of shares of the same Fund are not subject to the frequent trading and market timing policies of Voya mutual funds.
Additional Information About Exchanges
Fees and expenses differ among Voya mutual funds and among share classes of the same fund. Please read the prospectus for the Voya mutual fund and share class you are interested in prior to exchanging into that Voya mutual fund or share class. Contact your financial intermediary or consult your plan documents for additional information.
An exchange of shares of a Fund for shares of another Voya mutual fund is treated as a sale and purchase of shares and may result in the recognition of a gain or loss for federal and state income tax purposes. For exchanges between Voya mutual funds, you should consult your own tax advisor for advice about the particular federal, state, and local tax consequences to you of the exchange. The total value of shares being exchanged must at least equal the minimum investment requirement of the Voya mutual fund into which they are being exchanged.
If you exchange into Voya Senior Income Fund, your ability to sell or liquidate your investment will be limited. Voya Senior Income Fund is a closed-end interval fund and does not redeem its shares on a daily basis. It is not expected that a secondary market for Voya Senior Income Fund's shares will develop, so you will not be able to sell them through a broker or other investment professional. To provide a measure of liquidity, Voya Senior Income Fund will normally make monthly repurchase offers for not less than 5% of its outstanding common shares. If more than 5% of Voya Senior Income Fund's common shares are tendered, you may not be able to completely liquidate your holdings in any one
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HOW TO EXCHANGE SHARES (continued)

month. You also would not have liquidity between these monthly repurchase dates. Investors exercising the exchange privilege into Voya Senior Income Fund should carefully review the prospectus of that fund. Investors may obtain a copy of the Voya Senior Income Fund prospectus or any other Voya mutual fund prospectus by calling 1-800-992-0180 or by going to www.voyainvestments.com.
In addition to each Fund available in this Prospectus, the Distributor offers many other funds. Shareholders exercising the exchange privilege with any other Voya mutual fund should carefully review the prospectus of that fund before exchanging their shares. Investors may obtain a copy of a prospectus of any Voya mutual fund not discussed in this Prospectus by calling 1-800-992-0180 or by going to www.voyainvestments.com.
You will automatically have the ability to request an exchange between Voya mutual funds by calling a Shareholder Services Representative unless you mark the box on the Account Application that indicates that you do not wish to have the telephone exchange privilege. A Fund may change or cancel its exchange policies at any time, upon 60 days’ prior notice to shareholders.
Systematic Exchange Privilege
Subject to the information and limitations outlined above, you may elect to have a specified dollar amount of shares systematically exchanged, monthly, quarterly, semi-annually, or annually from your account to an identically registered account in the same class of any other open-end Voya mutual fund, except for Voya Corporate Leaders Trust Fund. This exchange privilege may be modified at any time or terminated upon 60 days' prior written notice to shareholders.
104

FREQUENT TRADING - MARKET TIMING

The Funds are intended for long-term investment and not as short-term trading vehicles. Accordingly, organizations or individuals that use market timing investment strategies should not purchase shares of the Funds. The Funds reserve the right, in their sole discretion and without prior notice, to reject, restrict, or refuse purchase orders whether directly or by exchange, including purchase orders that have been accepted by a shareholder's or retirement plan participant's intermediary that the Funds determine not to be in the best interest of the Funds. Such action may include, but not be limited to: rejecting additional purchase orders, whether directly or by exchange; extending settlement of a redemption up to seven days; rejecting all purchase orders from broker-dealers or their registered representatives suspected of violating the Funds' frequent trading policy; or termination of the selling group agreement or other agreement with broker-dealers or other financial intermediaries associated with frequent trading. The Funds will not be liable for any loss resulting from rejected orders or other actions as described above.
The Funds believe that market timing or frequent, short-term trading in any account, including a retirement plan account, is not in the best interest of the Funds or their shareholders. Due to the disruptive nature of this activity, it can adversely affect the ability of the Adviser or Sub-Adviser (if applicable) to invest assets in an orderly, efficient manner. Frequent trading can raise Fund expenses through: increased trading and transaction costs; increased administrative costs; and lost opportunity costs. This in turn can have an adverse effect on Fund performance.
Funds that invest in foreign securities may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time a Fund computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Fund's current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Fund based on such pricing discrepancies. This is often referred to as “price arbitrage.” Such price arbitrage opportunities may also occur in Funds which do not invest in foreign securities. For example, if trading in a security held by a Fund is halted and does not resume prior to the time the Fund calculates its NAV such “stale pricing” presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Funds have adopted fair valuation policies and procedures intended to reduce the Funds' exposure to price arbitrage, stale pricing and other potential pricing discrepancies. Currently, Interactive Data Pricing provides such services to the Funds. However, to the extent that a Fund does not immediately reflect these changes in market conditions, short-term trading may dilute the value of the Funds' shares which negatively affects long-term shareholders.
The Funds' Board has adopted policies and procedures designed to deter frequent, short-term trading in shares of the Funds. In general, shareholders may make exchanges among their accounts with Voya mutual funds once every thirty (30) days. However, the Funds prohibit frequent trading. The Funds have defined frequent trading as follows:
•	Any shareholder or financial adviser who initiated exchanges among all their accounts with the Funds within thirty (30) calendar days of a previous exchange. All exchanges occurring on the same day for all accounts (individual, IRA, 401(k), etc.) beneficially owned by the same shareholder will be treated as a single transaction for purposes of this policy;
•	Trading deemed harmful or excessive by the Funds (including but not limited to patterns of purchases and redemptions), in their sole discretion; and
•	Trades initiated by financial advisers, among multiple shareholder accounts, that in the aggregate are deemed harmful or excessive.
The following transactions are excluded when determining whether trading activity is excessive:
•	Purchases and sales of Fund shares in the amount of $5,000 or less;
•	Transfers associated with systematic purchases or redemptions;
•	Purchases and sales of funds that affirmatively permit short-term trading;
•	Rebalancing to facilitate fund-of-fund arrangements or the Funds' systematic exchange privileges;
•	Purchases or sales initiated by Voya mutual funds; and
•	Transactions subject to the trading policy of an intermediary that the Funds deem materially similar to the Funds' policy.
Please note that while money market funds permit short-term trading, an exchange between a money market fund and another fund that does not permit short-term trading will count as an exchange for purposes of this policy.
105

FREQUENT TRADING - MARKET TIMING (continued)

If a violation of the policy is identified, the following action will be taken:
•	Upon the first violation of this policy in a calendar year, purchase and exchange privileges shall be suspended for ninety (90) days. For example, if an exchange is initiated on February 1st, and a second exchange is initiated on February 15th, trading privileges shall be suspended for ninety (90) days from February 1st.
•	Upon a second violation in a calendar year, purchase and exchange privileges shall be suspended for one hundred and eighty (180) days.
•	No purchases or exchanges will be permitted in the account and all related accounts bearing the same Tax ID or equivalent identifier.
On the next business day following the end of the ninety (90) or one hundred and eighty (180) day suspension, any trading restrictions placed on the account(s) shall be removed.
The Funds reserve the right to modify this policy at any time without prior notice.
Although the restrictions described above are designed to discourage frequent, short-term trading, none of them alone, nor all of them taken together, can eliminate the possibility that frequent, short-term trading activity in the Funds will occur. Moreover, in enforcing such restrictions, the Funds are often required to make decisions that are inherently subjective. The Funds strive to make these decisions to the best of their abilities in a manner that they believe is in the best interest of shareholders.
Shareholders may invest in the Funds through omnibus account arrangements with financial intermediaries. Omnibus accounts permit intermediaries to aggregate their clients' transactions and in these circumstances, the identity of the shareholder is often unknown. Such intermediaries include broker-dealers, banks, investment advisers, record keepers, retirement plans, and fee-based accounts such as wrap fee programs. Omnibus accounts generally do not identify customers' trading activity on an individual basis. The Funds' Administrator has agreements in place with intermediaries which require such intermediaries to provide detailed account information, including trading history, upon request of the Funds. There is no assurance that the Funds' Administrator will request such information with sufficient frequency to detect or deter excessive trading or that review of such information will be sufficient to detect or deter excessive trading in omnibus accounts effectively.
In some cases, the Funds will rely on the intermediaries' excessive trading policies and such policies shall define the trading activity in which the shareholder may engage. This shall be the case where the Funds are used in certain retirement plans offered by affiliates. With trading information received as a result of the agreements, the Funds may make a determination that certain trading activity is harmful to the Funds and their shareholders even if such activity is not strictly prohibited by the intermediaries' excessive trading policy. As a result, a shareholder investing directly or indirectly in one of the Funds may have their trading privileges suspended without violating the stated excessive trading policy of the intermediary.
106

PAYMENTS TO FINANCIAL INTERMEDIARIES

Voya mutual funds are distributed by the Distributor. The Distributor is a broker-dealer that is licensed to sell securities. The Distributor generally does not sell directly to the public but sells and markets its products through intermediaries such as other broker-dealers. Each Voya mutual fund also has an investment adviser which is responsible for managing the money invested in each of the mutual funds. Both of these entities (collectively, “Voya”) may compensate an intermediary for selling Voya mutual funds.
Only persons licensed with FINRA as a registered representative (often referred to as a broker or financial adviser) and associated with a specific broker-dealer may sell a Voya mutual fund to you. The Distributor has agreements in place with each broker-dealer selling a Fund defining specifically what those broker-dealers will be paid for the sale of a particular Voya mutual fund. Those broker-dealers then pay the registered representative who sold you the mutual fund some or all of what they receive from Voya. They may receive a payment when the sale is made and can, in some cases, continue to receive payments while you are invested in the mutual fund.
The Funds' Adviser or the Distributor, out of its own resources and without additional cost to a Fund or its shareholders, may provide additional cash or non-cash compensation to intermediaries selling shares of a Fund, including affiliates of the Adviser and the Distributor. These amounts would be in addition to the distribution payments made by a Fund under the distribution agreements. The payments made under these arrangements are paid by the Adviser or the Distributor. Additionally, if a fund is not sub-advised or is sub-advised by a Voya entity, Voya may retain more revenue than on those funds it must pay to have sub-advised by non-affiliated entities. Management personnel of Voya may receive additional compensation if the overall amount of investments in funds advised by Voya meets certain target levels or increases over time.
The Distributor may pay, from its own resources, additional fees to these broker-dealers or other financial institutions including affiliated entities. These additional fees paid to intermediaries may take the following forms: (1) a percentage of that entity's customer assets invested in Voya mutual funds; (2) a percentage of that entity's gross sales; or (3) some combination of these payments. These payments may, depending on the broker-dealer's satisfaction of the required conditions, be periodic and may be up to: (1) 0.30% per annum of the value of a Fund's shares held by the broker-dealer's customers; or (2) 0.30% of the value of a Fund's shares sold by the broker-dealer during a particular period. In accordance with these practices, if that initial investment averages a value of $10,000 over the year, the Distributor could pay a maximum of $30 on those assets. If you invested $10,000, the Distributor could pay a maximum of $30 for that sale.
The Funds' Adviser or the Distributor may provide additional cash or non-cash compensation to third parties selling our mutual funds including affiliated companies. This may take the form of cash incentives and non-cash compensation and may include, but is not limited to: cash; merchandise; trips; occasional entertainment; meals or tickets to a sporting event; client appreciation events; payment for travel expenses (including meals and lodging) to pre-approved training and education seminars; and payment for advertising and sales campaigns. The Distributor may also pay concessions in addition to those described above to broker-dealers so that Voya mutual funds are made available by those broker-dealers for their customers. The Sub-Adviser of a Fund may contribute to non-cash compensation arrangements.
Not all mutual funds pay the same amount to the broker-dealers who sell their mutual funds. Broker-dealers can receive different payments based on the mutual funds they offer, the companies with whom they are doing business and how much they sell. What these broker-dealers are paid also varies depending on the class of mutual fund you purchase.
The top firms we paid to sell our mutual funds as of the last calendar year are:
Ameriprise Financial Services, Inc.; AXA Advisors, LLC; Broadridge Business Process Outsourcing (formerly, MSCS Financial Services, LLC); Capital One ShareBuilder, Inc.; Cetera Advisor Networks, LLC; Charles Schwab & Co., Inc.; Commonwealth Financial Network; Directed Services LLC; Edward D. Jones & Co., L.P.; JPMorgan Clearing Corporation; LPL Financial LLC; Merrill Lynch, Pierce, Fenner & Smith Inc.; Morgan Stanley Smith Barney LLC; National Financial Services LLC; Oppenheimer & Co., Inc.; Pershing, LLC; Raymond James & Associates, Inc.; RBC Capital Markets, LLC; ReliaStar Life Insurance Company; ReliaStar Life Insurance Company of New York; Stifel Nicolaus & Co., Inc.; TD Ameritrade, Inc.; UBS Financial Services, Inc.; Voya Financial Advisors, Inc.; Voya Retirement Insurance and Annuity Company (formerly, ING Life Insurance and Annuity Company); and Wells Fargo Advisors, LLC.
Your registered representative or broker-dealer could have a financial interest in selling you a particular mutual fund, or the mutual funds of a particular company, to increase the compensation they receive. Please make sure you read fully each mutual fund prospectus and discuss any questions you have with your registered representative.
107

DIVIDENDS, DISTRIBUTIONS, AND TAXES

Dividends and Distributions
The Funds generally distribute most or all of their net earnings in the form of dividends, consisting of ordinary income and capital gains distributions. Each Fund distributes capital gains, if any, annually. Each Fund (except for Voya Global Bond Fund, Voya Global Equity Dividend Fund, Voya Global Real Estate Fund, and Voya International Real Estate Fund) also declares dividends and pays dividends consisting of ordinary income, if any, annually.
Voya Global Equity Dividend Fund, Voya Global Real Estate Fund, and Voya International Real Estate Fund declare and distribute dividends consisting of ordinary income, if any, quarterly; and Voya Global Bond Fund declares and distributes dividends consisting of ordinary income, if any, monthly.
To comply with federal tax regulations, the Funds may also pay an additional capital gains distribution.
Dividend Reinvestment
Unless you instruct a Fund to pay you dividends in cash, dividends and distributions paid by a Fund will be reinvested in additional shares of the Fund. You may, upon written request or by completing the appropriate section of the Account Application, elect to have all dividends and other distributions paid on shares of a Fund invested in another Voya mutual fund that offers the same class of shares. If you are a shareholder of Voya Prime Rate Trust, whose shares are not held in a broker or nominee account, you may, upon written request, elect to have all dividends invested into a pre-existing Class A shares account of any open-end Voya mutual fund.
Taxes
The tax discussion in this Prospectus is only a summary of certain U.S. federal income tax issues generally affecting the Funds and their shareholders. The following assumes that each Fund’s shares will be capital assets in the hands of a shareholder. Circumstances among investors may vary, so you are encouraged to discuss investment in the Funds with your tax advisor.
The Funds will distribute all, or substantially all, of their net investment income and net capital gains to their shareholders each year. Although the Funds will not be taxed on amounts they distribute, most shareholders will be taxed on amounts they receive.
Distributions, whether received as cash or reinvested in additional shares, may be subject to federal income taxes and may also be subject to state or local taxes. For mutual funds generally, dividends from net investment income (other than qualified dividend income and capital gain dividends) and distributions of net short-term capital gains are taxable to you as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares.
Distributions made to a non-corporate shareholder out of “qualified dividend income,” if any, received by a Fund will be subject to tax at the lower rates applicable to net capital gains, provided that the shareholder meets certain holding period and other requirements with respect to its shares.
Selling or exchanging your Fund shares is a taxable event and may result in capital gain or loss. A capital gain or capital loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds. Any capital loss incurred on the sale or exchange of Fund shares held for six months or less will be treated as a long-term loss to the extent of long-term capital gain dividends received with respect to such shares. Additionally, any loss realized on a sale, redemption or exchange of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of that same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired. You are responsible for any tax liabilities generated by your transactions.
You will be notified after each calendar year of the amount of income, dividends and net capital gains distributed. If you purchase shares of a Fund through a financial intermediary, that entity will provide this information to you.
Each Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, a Fund’s failure to qualify as a regulated investment company would result in fund level taxation and therefore, a reduction in income available for distribution.
108

DIVIDENDS, DISTRIBUTIONS, AND TAXES (continued)

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
Each Fund is required to withhold a portion, currently 28%, of all taxable dividends, distributions, and redemption proceeds payable to any noncorporate shareholder that does not provide the Funds with a shareholder's correct taxpayer identification number or certification that the shareholder is not subject to backup withholding. This is not an additional tax but can be credited against your tax liability.
Shareholders that invest in a Fund through a tax-deferred account, such as a qualified retirement plan, generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax advisor about investing through such an account.
Foreign shareholders invested in a Fund should consult with their tax advisors as to if and how the U.S. federal income tax law and its withholding requirements apply to them. Generally, a Fund will withhold 30% (or lower applicable treaty rate) on distributions to foreign shareholders.
Foreign Income Taxes. Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which may entitle a Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for a Fund in advance since the amount of the assets to be invested within various countries is not known.
If more than 50% in value of a Fund’s total assets at the close of any taxable year consists of securities of foreign corporations, or if at least 50% of the value of the Fund's total assets at the close of each quarter of its taxable year is represented by interests in other regulated investment companies, the Fund may file an election with the Internal Revenue Service (the “Foreign Election”) that may permit you to take a credit (or a deduction) for foreign income taxes paid by the Fund. A Fund may be subject to certain holding period requirements with respect to securities held to take advantage of this credit. If the Foreign Election is made by a Fund, you would include in your gross income both dividends received from the Fund and foreign income taxes paid by the Fund. You would be entitled to treat the foreign income taxes paid by a Fund as a credit against your U.S. federal income taxes, subject to the limitations set forth in the Internal Revenue Code of 1986 with respect to the foreign tax credit generally. Alternatively, you could treat the foreign income taxes withheld as an itemized deduction from adjusted gross income in computing taxable income rather than as a tax credit. It is anticipated that a Fund will qualify to make the Foreign Election; however, the Fund cannot be certain that it will be eligible to make such an election or that you will be eligible for the foreign tax credit.
Please note that Voya Global Real Estate Fund and Voya International Real Estate Fund will be sending you a Form 1099 reflecting the distributions you received in a particular calendar year at the end of February of the following year, which is later than when most such forms are sent.
Please note that Voya Global Natural Resources Fund (like all mutual funds) may not receive more than 10% of its gross income in any taxable year from selling precious metals or any other physical commodity, derivatives on commodities or from certain other types of non-qualifying income.
Cost Basis Reporting. The Internal Revenue Service requires mutual fund companies and brokers to report on Form 1099-B the cost basis on the sale or exchange of Fund shares acquired on or after January 1, 2012 (“covered shares”). If you acquire and hold shares directly through a Fund and not through a financial intermediary, the Fund will use an average cost single category methodology for tracking and reporting your cost basis on covered shares, unless you request, in writing, another cost basis reporting methodology. Information regarding the methods available for cost basis reporting are included in the SAI.
Please see the SAI for further information regarding tax matters.
109

ACCOUNT POLICIES

Account Access
Unless your Fund shares are held through a third-party fiduciary or in an omnibus registration at your bank or brokerage firm, you may be able to access your account information over the Internet at www.voyainvestments.com or via a touch tone telephone by calling 1-800-992-0180. Should you wish to speak with a Shareholder Services Representative, you may call the toll-free number listed above.
Privacy Policy
The Funds have adopted a policy concerning investor privacy. To review the privacy policy, contact a Shareholder Services Representative at 1-800-992-0180, obtain a policy over the Internet at www.voyainvestments.com, or see the privacy promise that accompanies any Prospectus obtained by mail.
Householding
To reduce expenses, we may mail only one copy of a Fund's Prospectus and each annual and semi-annual shareholder report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call a Shareholder Services Representative at 1-800-992-0180 or speak to your investment professional. We will begin sending you individual copies 30 days after receiving your request.
110

INDEX DESCRIPTIONS

The Barclays Global Aggregate Index (“BGA Index”) provides a broad-based measure of global investment-grade debt markets.
The FTSE EPRA/NAREIT Developed ex U.S. Index is designed to track the performance of listed real estate companies and real-estate investment trusts outside the United States. Relevant activities are defined as the ownership, disposal and development of income-producing real estate. Constituents are classified into distinct property sectors based on gross invested book assets, as disclosed in the latest published financial statement. Index constituents are free-float adjusted, liquidity, size and revenue screened.
The FTSE EPRA/NAREIT Developed Index is designed to track the performance of listed real estate companies and real-estate investment trusts worldwide. Relevant activities are defined as the ownership, disposal and development of income-producing real estate. Constituents are classified into distinct property sectors based on gross invested book assets, as disclosed in the latest published financial statement. Index constituents are free-float adjusted, liquidity, size and revenue screened.
The MSCI All Country World IndexSM (“MSCI ACW IndexSM”) is a free-float adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets.
The MSCI All Country World Ex-U.S. Index (“MSCI ACW IndexSM Ex-U.S.”) is a free-float adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the United States.
The MSCI Emerging Markets Index is an unmanaged index that measures the performance of securities listed on exchanges in developing nations throughout the world.
The MSCI EAFE® Index is an unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia, and the Far East.
The MSCI EAFE® SmallCap Index measures the performance of small-capitalization stocks in European, Australasian, and Far Eastern markets.
The MSCI Russia 10/40 Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of Russian securities taking into account the UCITS III (Undertaking for Collective Investment in Transferable Securities) directive impositions. Among these impositions are investment limits to funds incorporated in member states of the European Union. The directive constrains the weight of any single group entity, as defined therein, at 10% of a fund's total assets and the sum of the weights of all group entities representing more than 5% of the fund at 40% of the fund's total assets.
The MSCI World IndexSM is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance.
The Russia Trading System Index is a capitalization-weighted index that is calculated in U.S. dollars. The index tracks the performance of Russia's most active stocks traded on the Russia Trading System. The index is operated by the National Association of Participants in the Securities Markets, a non-profit body.
The S&P 500® Index measures the performance of the large-cap segment of the U.S. equity universe. It includes 500 leading companies and captures approximately 80% coverage of available market capitalization.
The S&P Developed ex-U.S. Property Index defines and measures the investable universe of publicly traded property companies domiciled in developed countries outside the United States. The companies included are engaged in real estate related activities, such as property ownership, management, development, rental, and investment.
The S&P Developed ex-U.S. SmallCap Index is an unmanaged float-adjusted index which captures the bottom 15% of companies in the developed markets, based on the cumulative market capitalization of each country, excluding the United States, within the S&P Global Broad Market Index, which covers all publicly listed equities in 47 countries with a float-adjusted market capitalization of U.S. $100 million or greater and a minimum annual trading liquidity of U.S. $50 million.
The S&P Developed Property Index defines and measures the investable universe of publicly traded property companies domiciled in developed markets. The companies in the index are engaged in real estate related activities, such as property ownership, management, development, rental, and investment.
111

INDEX DESCRIPTIONS (continued)

The S&P North American Natural Resources Sector Index (“S&P NANRS Index”) is an unmanaged index that measures the performance of U.S. traded securities that are classified under the GICS® energy and materials sector excluding the chemicals industry; and steel sub-industry.
112

FINANCIAL HIGHLIGHTS

The following financial highlights are intended to help you understand the financial performance of each applicable share class of each Fund for the past five years or, if shorter, the period of the share class' operations. Certain information reflects financial results for a single share. The total returns represent the rate that an investor would have earned (or lost) on an investment in a share of the Funds (assuming reinvestment of all dividends and distributions). This information has been derived from the Funds' financial statements that were audited by KPMG LLP, an independent registered public accounting firm. The report of KPMG LLP, along with the financial statements included in the annual shareholder report dated October 31, 2014, are incorporated herein by reference.
Because Class P shares of Voya Global Bond Fund had not commenced operations as of the fiscal year ended October 31, 2014, no financial highlights are presented for this class.
113

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses, net of fee waivers and/or recoupments, if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
Voya Emerging Markets Equity Dividend Fund
Class A
10-31-14	15.68	0.27•	(0.35)	(0.08)	0.25	1.69	—	1.94	—	13.66	0.19	2.50	1.70	1.70	1.95	11,404	46
10-31-13	14.87	0.25•	0.78	1.03	0.22	—	—	0.22	—	15.68	6.93	2.61	1.72	1.72	1.66	15,560	148
10-31-12	14.19	0.11	0.57	0.68	—	—	—	—	—	14.87	4.79	2.40	2.10	2.10	0.73	18,356	51
10-31-11	16.40	0.05	(2.08)	(2.03)	0.18	—	—	0.18	—	14.19	(12.53)	2.11	2.10	2.10	0.29	21,370	129
10-31-10	14.28	0.04•	2.29	2.33	0.21	—	—	0.21	—	16.40	16.49	2.11	2.10	2.10	0.27	29,947	90
Class B
10-31-14	15.35	0.16•	(0.33)	(0.17)	0.09	1.69	—	1.78	—	13.40	(0.52)	3.25	2.45	2.45	1.21	661	46
10-31-13	14.55	0.13•	0.75	0.88	0.08	—	—	0.08	—	15.35	6.08	3.36	2.47	2.47	0.91	1,044	148
10-31-12	13.99	(0.00)*	0.56	0.56	—	—	—	—	—	14.55	4.00	3.15	2.85	2.85	(0.03)	1,429	51
10-31-11	16.18	(0.08)•	(2.04)	(2.12)	0.07	—	—	0.07	—	13.99	(13.14)	2.86	2.85	2.85	(0.51)	1,771	129
10-31-10	14.11	(0.07)•	2.26	2.19	0.12	—	—	0.12	—	16.18	15.61	2.86	2.85	2.85	(0.45)	2,772	90
Class C
10-31-14	15.34	0.18	(0.35)	(0.17)	0.13	1.69	—	1.82	—	13.35	(0.54)	3.25	2.45	2.45	1.21	2,282	46
10-31-13	14.55	0.14•	0.75	0.89	0.10	—	—	0.10	—	15.34	6.10	3.36	2.47	2.47	0.92	2,670	148
10-31-12	13.99	(0.02)	0.58	0.56	—	—	—	—	—	14.55	4.00	3.15	2.85	2.85	(0.15)	2,974	51
10-31-11	16.19	(0.06)	(2.06)	(2.12)	0.08	—	—	0.08	—	13.99	(13.16)	2.86	2.85	2.85	(0.39)	4,186	129
10-31-10	14.15	(0.08)•	2.28	2.20	0.16	—	—	0.16	—	16.19	15.64	2.86	2.85	2.85	(0.53)	5,772	90
Class I
10-31-14	15.77	0.30•	(0.34)	(0.04)	0.30	1.69	—	1.99	—	13.74	0.46	2.15	1.45	1.45	2.15	1,540	46
10-31-13	14.95	0.28	0.81	1.09	0.27	—	—	0.27	—	15.77	7.30	2.31	1.42	1.42	1.81	1,083	148
10-31-12	14.23	0.11•	0.61	0.72	—	—	—	—	—	14.95	5.06	2.08	1.78	1.78	0.80	1,645	51
10-31-11	16.44	0.12•	(2.10)	(1.98)	0.23	—	—	0.23	—	14.23	(12.20)	1.78	1.77	1.77	0.74	1,924	129
10-31-10	14.31	0.17•	2.23	2.40	0.27	—	—	0.27	—	16.44	16.97	1.72	1.71	1.71	1.15	2,212	90
Class O
10-31-14	15.54	0.27	(0.35)	(0.08)	0.26	1.69	—	1.95	—	13.51	0.17	2.50	1.70	1.70	1.92	3,658	46
10-31-13	14.74	0.26•	0.76	1.02	0.22	—	—	0.22	—	15.54	6.93	2.61	1.72	1.72	1.71	4,124	148
10-31-12	14.07	0.12	0.55	0.67	—	—	—	—	—	14.74	4.76	2.40	2.10	2.10	0.75	4,175	51
10-31-11	16.27	0.07	(2.08)	(2.01)	0.19	—	—	0.19	—	14.07	(12.51)	2.11	2.10	2.10	0.48	4,636	129
10-31-10	14.19	0.07•	2.24	2.31	0.23	—	—	0.23	—	16.27	16.49	2.11	2.10	2.10	0.49	4,530	90
Class W
10-31-14	15.72	0.36•	(0.40)	(0.04)	0.31	1.69	—	2.00	—	13.68	0.45	2.25	1.45	1.45	2.58	24	46
10-31-13	14.94	0.27•	0.80	1.07	0.29	—	—	0.29	—	15.72	7.19	2.36	1.47	1.47	1.79	28	148
10-31-12	14.23	0.10•	0.61	0.71	—	—	—	—	—	14.94	4.99	2.15	1.85	1.85	0.66	21	51
08-05-11(4) - 10-31-11	15.51	0.02	(1.30)	(1.28)	0.00*	—	—	0.00*	—	14.23	(8.25)	1.86	1.85	1.85	0.61	3	129
See Accompanying Notes to Financial Highlights
114

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses, net of fee waivers and/or recoupments, if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
Voya Global Bond Fund
Class A
10-31-14	10.99	0.39•	(0.20)	0.19	—	—	0.42	0.42	—	10.76	1.72	0.98	0.90	0.90	3.58	87,055	508
10-31-13	11.63	0.36•	(0.56)	(0.20)	0.06	—	0.38	0.44	—	10.99	(1.70)	0.94	0.91	0.91	3.17	122,549	557
10-31-12	11.76	0.40•	0.22	0.62	0.14	0.45	0.16	0.75	—	11.63	5.69	0.93	0.90	0.90	3.46	219,276	609
10-31-11	12.32	0.46•	(0.32)	0.14	0.59	0.11	—	0.70	—	11.76	1.32	0.96	0.90†	0.90†	3.88†	266,155	440
10-31-10	12.25	0.53•	0.30	0.83	0.71	0.05	—	0.76	—	12.32	7.14	1.00	0.90†	0.90†	4.43†	192,384	440
Class B
10-31-14	10.88	0.30•	(0.19)	0.11	—	—	0.34	0.34	—	10.65	0.96	1.73	1.65	1.65	2.80	407	508
10-31-13	11.51	0.27•	(0.54)	(0.27)	0.04	—	0.32	0.36	—	10.88	(2.38)	1.69	1.66	1.66	2.43	738	557
10-31-12	11.66	0.32•	0.20	0.52	0.06	0.45	0.16	0.67	—	11.51	4.78	1.68	1.65	1.65	2.77	1,587	609
10-31-11	12.21	0.42	(0.36)	0.06	0.50	0.11	—	0.61	—	11.66	0.65	1.71	1.65†	1.65†	3.33†	2,086	440
10-31-10	12.16	0.46	0.27	0.73	0.63	0.05	—	0.68	—	12.21	6.22	1.75	1.65†	1.65†	3.79†	4,125	440
Class C
10-31-14	10.92	0.31•	(0.19)	0.12	—	—	0.34	0.34	—	10.70	1.04	1.73	1.65	1.65	2.81	43,740	508
10-31-13	11.56	0.27•	(0.55)	(0.28)	0.04	—	0.32	0.36	—	10.92	(2.45)	1.69	1.66	1.66	2.42	68,554	557
10-31-12	11.70	0.32•	0.21	0.53	0.06	0.45	0.16	0.67	—	11.56	4.86	1.68	1.65	1.65	2.77	109,381	609
10-31-11	12.25	0.38	(0.31)	0.07	0.51	0.11	—	0.62	—	11.70	0.65	1.71	1.65†	1.65†	3.25†	89,510	440
10-31-10	12.20	0.43•	0.30	0.73	0.63	0.05	—	0.68	—	12.25	6.23	1.75	1.65†	1.65†	3.65†	90,458	440
Class I
10-31-14	10.95	0.40	(0.18)	0.22	—	—	0.45	0.45	—	10.72	2.01	0.63	0.63	0.63	3.81	180,697	508
10-31-13	11.59	0.38•	(0.55)	(0.17)	0.07	—	0.40	0.47	—	10.95	(1.44)	0.64	0.64	0.64	3.40	178,805	557
10-31-12	11.73	0.44•	0.21	0.65	0.18	0.45	0.16	0.79	—	11.59	5.94	0.63	0.60	0.60	3.82	437,620	609
10-31-11	12.28	0.51•	(0.32)	0.19	0.63	0.11	—	0.74	—	11.73	1.75	0.62	0.56†	0.56†	4.34†	251,112	440
10-31-10	12.22	0.56•	0.31	0.87	0.76	0.05	—	0.81	—	12.28	7.44	0.65	0.55†	0.55†	4.73†	222,123	440
Class O
10-31-14	10.78	0.37	(0.18)	0.19	—	—	0.42	0.42	—	10.55	1.77	0.98	0.90	0.90	3.55	3,092	508
10-31-13	11.42	0.36	(0.56)	(0.20)	0.06	—	0.38	0.44	—	10.78	(1.73)	0.94	0.91	0.91	3.18	3,424	557
10-31-12	11.57	0.40	0.21	0.61	0.15	0.45	0.16	0.76	—	11.42	5.62	0.93	0.90	0.90	3.52	4,117	609
10-31-11	12.12	0.46•	(0.31)	0.15	0.59	0.11	—	0.70	—	11.57	1.43	0.96	0.90†	0.90†	3.98†	3,985	440
10-31-10	12.06	0.53•	0.29	0.82	0.71	0.05	—	0.76	—	12.12	7.17	1.00	0.90†	0.90†	4.53†	3,578	440
Class R
10-31-14	10.97	0.33•	(0.17)	0.16	—	—	0.39	0.39	—	10.74	1.49	1.23	1.15	1.15	3.01	1,022	508
10-31-13	11.61	0.33	(0.56)	(0.23)	0.05	—	0.36	0.41	—	10.97	(1.94)	1.19	1.16	1.16	2.93	232	557
10-31-12	11.75	0.39•	0.19	0.58	0.11	0.45	0.16	0.72	—	11.61	5.30	1.18	1.15	1.15	3.42	276	609
08-05-11(4) - 10-31-11	12.06	0.12•	(0.31)	(0.19)	0.11	0.01	—	0.12	—	11.75	(1.59)	1.21	1.15†	1.15†	4.22†	3	440
See Accompanying Notes to Financial Highlights
115

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses, net of fee waivers and/or recoupments, if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
Class W
10-31-14	10.78	0.40	(0.19)	0.21	—	—	0.45	0.45	—	10.54	1.93	0.73	0.65	0.65	3.77	34,280	508
10-31-13	11.41	0.37•	(0.53)	(0.16)	0.07	—	0.40	0.47	—	10.78	(1.38)	0.69	0.66	0.66	3.40	27,626	557
10-31-12	11.56	0.43•	0.20	0.63	0.17	0.45	0.16	0.78	—	11.41	5.89	0.68	0.65	0.65	3.79	31,723	609
10-31-11	12.12	0.48	(0.31)	0.17	0.62	0.11	—	0.73	—	11.56	1.60	0.71	0.65†	0.65†	4.07†	21,934	440
10-31-10	12.06	0.52•	0.34	0.86	0.75	0.05	—	0.80	—	12.12	7.45	0.75	0.65†	0.65†	4.44†	14,142	440
Voya Global Equity Dividend Fund
Class A
10-31-14	12.92	0.37	0.48	0.85	0.36	—	—	0.36	—	13.41	6.60	1.46	1.27	1.27	2.75	29,971	40
10-31-13	10.69	0.21•	2.25	2.46	0.23	—	—	0.23	—	12.92	23.19	1.43	1.36	1.36	1.82	32,036	57
10-31-12	10.05	0.24	0.64	0.88	0.24	—	—	0.24	—	10.69	8.86	1.52	1.42	1.42	2.24	30,217	66
10-31-11	10.31	0.28•	(0.29)	(0.01)	0.25	—	—	0.25	—	10.05	(0.16)	1.42	1.39	1.39	2.67	33,494	83
10-31-10	9.41	0.26•	0.89	1.15	0.25	—	—	0.25	—	10.31	12.46	1.38	1.40	1.40	2.65	42,502	58
Class B
10-31-14	12.90	0.28	0.46	0.74	0.26	—	—	0.26	—	13.38	5.72	2.21	2.02	2.02	2.04	1,648	40
10-31-13	10.66	0.13•	2.24	2.37	0.13	—	—	0.13	—	12.90	22.37	2.18	2.11	2.11	1.09	2,593	57
10-31-12	10.03	0.15•	0.64	0.79	0.16	—	—	0.16	—	10.66	7.95	2.27	2.17	2.17	1.48	4,062	66
10-31-11	10.28	0.20•	(0.29)	(0.09)	0.16	—	—	0.16	—	10.03	(0.86)	2.17	2.14	2.14	1.87	6,108	83
10-31-10	9.38	0.19•	0.88	1.07	0.17	—	—	0.17	—	10.28	11.62	2.13	2.15	2.15	1.91	11,212	58
Class C
10-31-14	12.84	0.27	0.48	0.75	0.27	—	—	0.27	—	13.32	5.78	2.21	2.02	2.02	2.00	18,079	40
10-31-13	10.62	0.13	2.23	2.36	0.14	—	—	0.14	—	12.84	22.35	2.18	2.11	2.11	1.08	19,834	57
10-31-12	10.00	0.16	0.63	0.79	0.17	—	—	0.17	—	10.62	7.92	2.27	2.17	2.17	1.49	18,932	66
10-31-11	10.26	0.20•	(0.29)	(0.09)	0.17	—	—	0.17	—	10.00	(0.91)	2.17	2.14	2.14	1.94	21,985	83
10-31-10	9.36	0.19•	0.89	1.08	0.18	—	—	0.18	—	10.26	11.66	2.13	2.15	2.15	1.92	28,635	58
Class I
10-31-14	12.94	0.39	0.50	0.89	0.40	—	—	0.40	—	13.43	6.85	1.11	1.00	1.00	2.86	5,994	40
10-31-13	10.70	0.25•	2.26	2.51	0.27	—	—	0.27	—	12.94	23.75	1.04	1.01	1.01	2.13	4,313	57
10-31-12	10.06	0.27	0.65	0.92	0.28	—	—	0.28	—	10.70	9.25	1.13	1.03	1.03	2.62	2,929	66
10-31-11	10.32	0.34•	(0.31)	0.03	0.29	—	—	0.29	—	10.06	0.21	1.03	1.00	1.00	3.21	3,261	83
10-31-10	9.42	0.27•	0.92	1.19	0.29	—	—	0.29	—	10.32	12.90	0.99	1.01	1.01	2.80	12,390	58
Class O
10-31-14	12.90	0.37	0.48	0.85	0.37	—	—	0.37	—	13.38	6.54	1.46	1.27	1.27	2.73	15,343	40
10-31-13	10.67	0.21•	2.25	2.46	0.23	—	—	0.23	—	12.90	23.25	1.43	1.36	1.36	1.82	15,313	57
10-31-12	10.03	0.23	0.65	0.88	0.24	—	—	0.24	—	10.67	8.88	1.52	1.42	1.42	2.24	13,618	66
10-31-11	10.29	0.28	(0.29)	(0.01)	0.25	—	—	0.25	—	10.03	(0.16)	1.42	1.39	1.39	2.68	13,358	83
10-31-10	9.40	0.26•	0.89	1.15	0.26	—	—	0.26	—	10.29	12.41	1.38	1.40	1.40	2.65	14,721	58
See Accompanying Notes to Financial Highlights
116

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses, net of fee waivers and/or recoupments, if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
Class W
10-31-14	14.23	0.44	0.53	0.97	0.40	—	—	0.40	—	14.80	6.81	1.21	1.02	1.02	3.00	1,275	40
10-31-13	11.74	0.27•	2.47	2.74	0.25	—	—	0.25	—	14.23	23.60	1.18	1.11	1.11	2.07	1,199	57
10-31-12	11.01	0.29•	0.70	0.99	0.26	—	—	0.26	—	11.74	9.11	1.27	1.17	1.17	2.53	1,196	66
10-31-11	11.26	0.23•	(0.23)	0.00*	0.25	—	—	0.25	—	11.01	0.00	1.17	1.14	1.14	1.98	1,792	83
10-31-10	10.25	0.31•	0.98	1.29	0.28	—	—	0.28	—	11.26	12.79	1.13	1.15	1.15	2.87	37,819	58
Voya Global Natural Resources Fund
Class A
10-31-14	9.90	0.03	(0.16)	(0.13)	0.04	—	—	0.04	—	9.73	(1.35)	1.57	1.51	1.51	0.26	73,469	58
10-31-13	8.90	0.03	0.98	1.01	0.01	—	—	0.01	—	9.90	11.39	1.55	1.55	1.55	0.35	84,189	47
10-31-12	9.39	0.01	(0.50)	(0.49)	0.01	—	—	0.01	0.01	8.90	(5.08)(b)	1.56	1.56	1.56	0.14	87,916	44
10-31-11	8.81	(0.00)*	0.58	0.58	0.00*	—	—	0.00*	—	9.39	6.63	1.46	1.46†	1.46†	(0.02)†	106,363	73
10-31-10	7.82	0.01	1.00	1.01	0.02	—	—	0.02	—	8.81	12.99	1.53	1.53†	1.53†	0.11†	101,577	57
Class I
10-31-14	9.97	0.06	(0.17)	(0.11)	0.07	—	—	0.07	—	9.79	(1.08)	1.21	1.21	1.21	0.55	4,832	58
10-31-13	8.98	0.06	0.98	1.04	0.05	—	—	0.05	—	9.97	11.72	1.21	1.21	1.21	0.66	4,282	47
10-31-12	9.43	0.05	(0.49)	(0.44)	0.02	—	—	0.02	0.01	8.98	(4.60)(b)	1.17	1.17	1.17	0.50	4,459	44
10-31-11	8.82	0.03	0.59	0.62	0.01	—	—	0.01	—	9.43	7.04	1.13	1.13†	1.13†	0.31†	4,961	73
10-31-10	7.83	0.04•	1.01	1.05	0.06	—	—	0.06	—	8.82	13.43	1.11	1.11†	1.11†	0.52†	2,977	57
Class W
10-31-14	12.56	0.06•	(0.20)	(0.14)	0.06	—	—	0.06	—	12.36	(1.11)	1.32	1.26	1.26	0.47	1,146	58
10-31-13	11.27	0.07	1.24	1.31	0.02	—	—	0.02	—	12.56	11.66	1.30	1.30	1.30	0.58	1,106	47
10-31-12	11.86	0.05•	(0.63)	(0.58)	0.02	—	—	0.02	0.01	11.27	(4.84)(b)	1.31	1.31	1.31	0.39	1,100	44
10-31-11	11.10	0.03	0.74	0.77	0.01	—	—	0.01	—	11.86	6.91	1.21	1.21†	1.21†	0.20†	1,741	73
10-31-10	9.86	0.05	1.24	1.29	0.05	—	—	0.05	—	11.10	13.17	1.28	1.28†	1.28†	0.36†	378	57
Voya Global Real Estate Fund
Class A
10-31-14	18.85	0.28•	1.70	1.98	0.41	—	—	0.41	—	20.42	10.64	1.26	1.26	1.26	1.45	1,199,991	40
10-31-13	17.57	0.23•	1.76	1.99	0.71	—	—	0.71	—	18.85	11.53	1.24	1.24	1.24	1.27	1,520,287	38
10-31-12	15.74	0.26	1.93	2.19	0.30	—	0.06	0.36	—	17.57	14.04	1.30	1.30	1.30	1.61	1,382,691	36
10-31-11	16.25	0.23	(0.15)	0.08	0.45	—	0.14	0.59	—	15.74	0.52	1.31	1.31†	1.31†	1.34†	1,212,619	37
10-31-10	14.26	0.23•	2.55	2.78	0.79	—	—	0.79	—	16.25	20.20	1.39	1.39†	1.39†	1.58†	1,179,941	53
See Accompanying Notes to Financial Highlights
117

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses, net of fee waivers and/or recoupments, if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
Class B
10-31-14	15.37	0.11•	1.38	1.49	0.30	—	—	0.30	—	16.56	9.82	2.01	2.01	2.01	0.68	8,228	40
10-31-13	14.45	0.08•	1.44	1.52	0.60	—	—	0.60	—	15.37	10.74	1.99	1.99	1.99	0.53	10,867	38
10-31-12	13.02	0.12•	1.57	1.69	0.20	—	0.06	0.26	—	14.45	13.11	2.05	2.05	2.05	0.87	12,849	36
10-31-11	13.54	0.08•	(0.11)	(0.03)	0.35	—	0.14	0.49	—	13.02	(0.19)	2.06	2.06†	2.06†	0.57†	14,716	37
10-31-10	12.01	0.11•	2.13	2.24	0.71	—	—	0.71	—	13.54	19.33	2.14	2.14†	2.14†	0.88†	20,350	53
Class C
10-31-14	16.37	0.11•	1.48	1.59	0.29	—	—	0.29	—	17.67	9.84	2.01	2.01	2.01	0.66	215,023	40
10-31-13	15.35	0.08•	1.54	1.62	0.60	—	—	0.60	—	16.37	10.72	1.99	1.99	1.99	0.52	228,913	38
10-31-12	13.81	0.12•	1.68	1.80	0.20	—	0.06	0.26	—	15.35	13.11	2.05	2.05	2.05	0.86	209,857	36
10-31-11	14.33	0.10	(0.13)	(0.03)	0.35	—	0.14	0.49	—	13.81	(0.19)	2.06	2.06†	2.06†	0.58†	207,588	37
10-31-10	12.67	0.11•	2.26	2.37	0.71	—	—	0.71	—	14.33	19.33	2.14	2.14†	2.14†	0.83†	201,027	53
Class I
10-31-14	18.85	0.34	1.69	2.03	0.46	—	—	0.46	—	20.42	10.97	0.98	0.98	0.98	1.67	3,294,318	40
10-31-13	17.57	0.28•	1.76	2.04	0.76	—	—	0.76	—	18.85	11.83	0.97	0.97	0.97	1.54	2,824,712	38
10-31-12	15.75	0.28	1.95	2.23	0.35	—	0.06	0.41	—	17.57	14.30	1.00	1.00	1.00	1.88	2,495,254	36
10-31-11	16.25	0.27•	(0.12)	0.15	0.51	—	0.14	0.65	—	15.75	0.92	0.99	0.99†	0.99†	1.65†	1,709,220	37
10-31-10	14.26	0.28•	2.56	2.84	0.85	—	—	0.85	—	16.25	20.65	0.99	0.99†	0.99†	1.89†	1,232,413	53
Class O
10-31-14	18.85	0.26	1.72	1.98	0.41	—	—	0.41	—	20.42	10.65	1.26	1.26	1.26	1.40	14,360	40
10-31-13	17.57	0.23•	1.76	1.99	0.71	—	—	0.71	—	18.85	11.52	1.24	1.24	1.24	1.27	14,157	38
10-31-12	15.74	0.26•	1.93	2.19	0.30	—	0.06	0.36	—	17.57	14.03	1.30	1.30	1.30	1.61	13,974	36
10-31-11	16.25	0.20	(0.12)	0.08	0.45	—	0.14	0.59	—	15.74	0.51	1.31	1.31†	1.31†	1.33†	13,521	37
10-31-10	14.26	0.24•	2.54	2.78	0.79	—	—	0.79	—	16.25	20.19	1.39	1.39†	1.39†	1.61†	14,861	53
Class R
10-31-14	18.82	0.23•	1.69	1.92	0.37	—	—	0.37	—	20.37	10.35	1.51	1.51	1.51	1.17	1,631	40
10-31-13	17.52	0.20•	1.74	1.94	0.64	—	—	0.64	—	18.82	11.28	1.49	1.49	1.49	1.06	733	38
10-31-12	15.73	0.16•	1.98	2.14	0.29	—	0.06	0.35	—	17.52	13.71	1.55	1.55	1.55	0.97	1,134	36
08-05-11(4) - 10-31-11	15.54	(0.02)•	0.31	0.29	0.05	—	0.05	0.10	—	15.73	1.98	1.56	1.56†	1.56†	(0.56)†	3	37
Class W
10-31-14	18.89	0.33•	1.70	2.03	0.46	—	—	0.46	—	20.46	10.91	1.01	1.01	1.01	1.70	392,003	40
10-31-13	17.60	0.27	1.77	2.04	0.75	—	—	0.75	—	18.89	11.84	0.99	0.99	0.99	1.51	388,314	38
10-31-12	15.77	0.29	1.94	2.23	0.34	—	0.06	0.40	—	17.60	14.29	1.05	1.05	1.05	1.82	371,321	36
10-31-11	16.28	0.26•	(0.14)	0.12	0.49	—	0.14	0.63	—	15.77	0.78	1.06	1.06†	1.06†	1.59†	283,208	37
10-31-10	14.28	0.27•	2.56	2.83	0.83	—	—	0.83	—	16.28	20.52	1.14	1.14†	1.14†	1.81†	248,192	53
See Accompanying Notes to Financial Highlights
118

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses, net of fee waivers and/or recoupments, if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
Voya Global Value Advantage Fund
Class A
10-31-14	31.26	0.90•	(0.51)	0.39	0.02	—	—	0.02	0.03	31.66	1.33(a)	1.49	1.35	1.35	2.79	186,003	57
10-31-13	26.44	0.33•	5.15	5.48	0.66	—	—	0.66	—	31.26	21.10	1.60	1.36	1.36	1.15	229,273	125
10-31-12	32.23	0.29•	(2.74)	(2.45)	0.31	3.05	—	3.36	0.02	26.44	(7.71)(b)	1.58	1.51	1.47	1.05	82,688	35
10-31-11	31.83	0.21	0.66	0.87	0.47	—	—	0.47	—	32.23	2.69	1.43	1.43†	1.42†	0.70†	233,166	67
10-31-10	26.25	0.10	5.61	5.71	0.17	—	—	0.17	0.04	31.83	21.97(c)	1.50	1.49	1.48	0.44	200,835	49
Class B
10-31-14	33.77	0.70•	(0.53)	0.17	—	—	—	—	0.03	33.97	0.59(a)	2.24	2.10	2.10	2.02	2,338	57
10-31-13	28.43	0.22•	5.46	5.68	0.34	—	—	0.34	—	33.77	20.12	2.35	2.11	2.11	0.73	3,529	125
10-31-12	34.28	0.12•	(2.94)	(2.82)	—	3.05	—	3.05	0.02	28.43	(8.35)(b)	2.33	2.26	2.22	0.42	3,256	35
10-31-11	33.82	(0.04)•	0.70	0.66	0.20	—	—	0.20	—	34.28	1.94	2.18	2.18†	2.17†	(0.12)†	5,771	67
10-31-10	28.00	(0.11)	5.96	5.85	0.07	—	—	0.07	0.04	33.82	21.07(c)	2.25	2.24	2.23	(0.34)	7,557	49
Class C
10-31-14	29.23	0.61•	(0.47)	0.14	—	—	—	—	0.03	29.40	0.58(a)	2.24	2.10	2.10	2.03	112,882	57
10-31-13	24.67	0.12•	4.81	4.93	0.37	—	—	0.37	—	29.23	20.16	2.35	2.11	2.11	0.44	135,057	125
10-31-12	30.27	0.08•	(2.57)	(2.49)	0.08	3.05	—	3.13	0.02	24.67	(8.36)(b)	2.33	2.26	2.22	0.32	52,628	35
10-31-11	30.03	(0.01)•	0.60	0.59	0.35	—	—	0.35	—	30.27	1.93	2.18	2.18†	2.17†	(0.05)†	134,665	67
10-31-10	24.88	(0.09)•	5.28	5.19	0.08	—	—	0.08	0.04	30.03	21.04(c)	2.25	2.24	2.23	(0.33)	103,709	49
Class I
10-31-14	31.54	0.95•	(0.48)	0.47	0.03	—	—	0.03	0.03	32.01	1.58(a)	1.21	1.10	1.10	2.93	44,586	57
10-31-13	26.69	0.43•	5.17	5.60	0.75	—	—	0.75	—	31.54	21.40	1.32	1.11	1.11	1.49	45,485	125
10-31-12	32.58	0.26•	(2.69)	(2.43)	0.43	3.05	—	3.48	0.02	26.69	(7.54)(b)	1.26	1.26	1.22	0.90	30,701	35
10-31-11	32.14	0.37•	0.62	0.99	0.55	—	—	0.55	—	32.58	3.04	1.08	1.08†	1.07†	1.09†	241,105	67
10-31-10	26.46	0.25•	5.63	5.88	0.24	—	—	0.24	0.04	32.14	22.49(c)	1.12	1.11	1.10	0.84	152,120	49
Class W
10-31-14	31.49	1.06•	(0.59)	0.47	0.03	—	—	0.03	0.03	31.96	1.59(a)	1.24	1.10	1.10	3.28	3,421	57
10-31-13	26.69	0.50•	5.09	5.59	0.79	—	—	0.79	—	31.49	21.39	1.35	1.11	1.11	1.78	6,380	125
10-31-12	32.50	0.37•	(2.76)	(2.39)	0.39	3.05	—	3.44	0.02	26.69	(7.43)(b)	1.33	1.26	1.22	1.32	8,308	35
10-31-11	32.07	0.29	0.68	0.97	0.54	—	—	0.54	—	32.50	2.98	1.18	1.18†	1.17†	0.87†	25,458	67
10-31-10	26.46	0.21•	5.60	5.81	0.24	—	—	0.24	0.04	32.07	22.23(c)	1.25	1.24	1.23	0.73	30,105	49
Voya International Core Fund
Class I
10-31-14	11.10	0.11•	0.07	0.18	0.25	0.03	—	0.28	—	11.00	1.68	1.04	0.95	0.95	1.00	261,963	93
10-31-13	9.35	0.15•	1.73	1.88	0.13	—	—	0.13	—	11.10	20.36	0.98	0.95	0.95	1.46	395,204	100
10-31-12	8.83	0.12	0.48	0.60	0.08	—	—	0.08	—	9.35	6.92	1.00	0.95	0.95	1.46	405,163	71
02-08-11(4) - 10-31-13	10.00	0.11•	(1.28)	(1.17)	—	—	—	—	—	8.83	(11.70)	1.00	0.95	0.95	1.56	349,613	57
See Accompanying Notes to Financial Highlights
119

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses, net of fee waivers and/or recoupments, if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
Class W
10-31-14	11.09	0.12•	0.07	0.19	0.25	0.03	—	0.28	—	11.00	1.77	1.04	0.95	0.95	1.06	29,662	93
10-31-13	9.35	0.15•	1.72	1.87	0.13	—	—	0.13	—	11.09	20.25	0.98	0.95	0.95	1.44	14,343	100
08-07-12(4) - 10-31-12	9.08	0.01•	0.26	0.27	—	—	—	—	—	9.35	2.97	1.00	0.95	0.95	0.53	4,967	71
Voya International Real Estate Fund
Class A
10-31-14	9.66	0.16	0.23	0.39	0.53	—	—	0.53	—	9.52	4.30	1.42	1.42	1.42	1.74	185,840	67
10-31-13	8.99	0.13	1.15	1.28	0.61	—	—	0.61	—	9.66	14.70	1.46	1.45	1.45	1.44	192,225	50
10-31-12	7.81	0.19	1.18	1.37	0.19	—	—	0.19	—	8.99	17.90	1.47	1.50	1.50	2.23	179,398	44
10-31-11	8.85	0.15	(0.73)	(0.58)	0.46	—	—	0.46	—	7.81	(6.96)	1.47	1.47	1.47	1.84	189,499	66
10-31-10	8.48	0.14•	0.85	0.99	0.62	—	—	0.62	—	8.85	12.46	1.50	1.50†	1.50†	1.77†	240,779	60
Class B
10-31-14	9.64	0.09•	0.23	0.32	0.46	—	—	0.46	—	9.50	3.49	2.17	2.17	2.17	1.01	1,138	67
10-31-13	8.96	0.06•	1.15	1.21	0.53	—	—	0.53	—	9.64	13.96	2.21	2.20	2.20	0.69	1,554	50
10-31-12	7.78	0.13	1.18	1.31	0.13	—	—	0.13	—	8.96	17.07	2.22	2.25	2.25	1.46	1,682	44
10-31-11	8.82	0.09•	(0.74)	(0.65)	0.39	—	—	0.39	—	7.78	(7.79)	2.22	2.22	2.22	1.06	2,088	66
10-31-10	8.44	0.08•	0.86	0.94	0.56	—	—	0.56	—	8.82	11.74	2.25	2.25†	2.25†	1.05†	3,019	60
Class C
10-31-14	9.63	0.09•	0.23	0.32	0.46	—	—	0.46	—	9.49	3.52	2.17	2.17	2.17	0.98	15,391	67
10-31-13	8.96	0.07	1.14	1.21	0.54	—	—	0.54	—	9.63	13.88	2.21	2.20	2.20	0.69	17,163	50
10-31-12	7.78	0.12	1.19	1.31	0.13	—	—	0.13	—	8.96	17.07	2.22	2.25	2.25	1.46	16,340	44
10-31-11	8.81	0.11	(0.75)	(0.64)	0.39	—	—	0.39	—	7.78	(7.64)	2.22	2.22	2.22	1.12	18,966	66
10-31-10	8.44	0.08•	0.85	0.93	0.56	—	—	0.56	—	8.81	11.65	2.25	2.25†	2.25†	1.05†	25,632	60
Class I
10-31-14	9.67	0.18	0.24	0.42	0.56	—	—	0.56	—	9.53	4.62	1.12	1.12	1.12	1.98	399,924	67
10-31-13	9.00	0.16	1.15	1.31	0.64	—	—	0.64	—	9.67	15.04	1.15	1.14	1.14	1.76	331,721	50
10-31-12	7.82	0.20	1.20	1.40	0.22	—	—	0.22	—	9.00	18.30	1.17	1.17	1.17	2.56	288,945	44
10-31-11	8.87	0.19	(0.75)	(0.56)	0.49	—	—	0.49	—	7.82	(6.75)	1.14	1.14	1.14	2.08	253,837	66
10-31-10	8.49	0.18	0.85	1.03	0.65	—	—	0.65	—	8.87	12.90	1.17	1.17†	1.17†	2.13†	365,799	60
Class W
10-31-14	9.70	0.18	0.23	0.41	0.55	—	—	0.55	—	9.56	4.55	1.17	1.17	1.17	1.93	32,251	67
10-31-13	9.02	0.15	1.16	1.31	0.63	—	—	0.63	—	9.70	15.06	1.21	1.20	1.20	1.70	29,625	50
10-31-12	7.84	0.16	1.23	1.39	0.21	—	—	0.21	—	9.02	18.15	1.22	1.22	1.22	2.20	23,057	44
10-31-11	8.89	0.19•	(0.75)	(0.56)	0.49	—	—	0.49	—	7.84	(6.76)	1.22	1.22	1.22	2.21	10,270	66
10-31-10	8.51	0.16•	0.86	1.02	0.64	—	—	0.64	—	8.89	12.80	1.25	1.25†	1.25†	2.01†	5,202	60
See Accompanying Notes to Financial Highlights
120

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses, net of fee waivers and/or recoupments, if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
Voya Multi-Manager Emerging Markets Equity Fund
Class A
10-31-14	11.76	0.12	(0.24)	(0.12)	0.09	—	—	0.09	—	11.55	(1.00)	1.83	1.60	1.60	0.91	35,004	68
10-31-13	10.75	0.09•	1.08	1.17	0.01	0.15	—	0.16	—	11.76	10.97	1.75	1.60	1.60	0.78	41,699	45
10-31-12	10.74	0.11•	0.06	0.17	0.11	0.05	—	0.16	—	10.75	1.66	1.77	1.50	1.50	1.05	53,278	84
10-11-11(4) - 10-31-11	10.00	(0.00)*	0.74	0.74	—	—	—	—	—	10.74	7.40	1.77	1.50	1.50	(0.99)	21	1
Class B
10-31-14	11.65	0.00*•	(0.21)	(0.21)	—	—	—	—	—	11.44	(1.80)	2.58	2.35	2.35	0.01	497	68
10-31-13	10.72	0.01	1.07	1.08	—	0.15	—	0.15	—	11.65	10.13	2.50	2.35	2.35	0.03	888	45
07-20-12(4) - 10-31-12	10.04	0.01	0.67	0.68	—	—	—	—	—	10.72	6.77	2.52	2.25	2.25	0.27	1,145	84
Class C
10-31-14	11.65	0.02•	(0.23)	(0.21)	0.00*	—	—	0.00*	—	11.44	(1.77)	2.58	2.35	2.35	0.15	6,884	68
10-31-13	10.72	0.02	1.06	1.08	—	0.15	—	0.15	—	11.65	10.13	2.50	2.35	2.35	0.11	8,112	45
10-31-12	10.73	0.03•	0.07	0.10	0.06	0.05	—	0.11	—	10.72	0.99	2.52	2.25	2.25	0.31	8,664	84
10-11-11(4) - 10-31-11	10.00	(0.00)*	0.73	0.73	—	—	—	—	—	10.73	7.30	2.52	2.25	2.25	(0.28)	3	1
Class I
10-31-14	11.82	0.15	(0.23)	(0.08)	0.13	—	—	0.13	—	11.61	(0.64)	1.30	1.25	1.25	1.22	169,635	68
10-31-13	10.78	0.14	1.07	1.21	0.02	0.15	—	0.17	—	11.82	11.29	1.30	1.25	1.25	1.27	176,423	45
10-31-12	10.74	0.12•	0.09	0.21	0.12	0.05	—	0.17	—	10.78	2.07	1.52	1.25	1.25	1.14	162,830	84
10-11-11(4) - 10-31-11	10.00	0.00*	0.74	0.74	—	—	—	—	—	10.74	7.40	1.52	1.25	1.25	0.62	90,224	1
Class R
10-31-14	11.75	0.08	(0.23)	(0.15)	0.12	—	—	0.12	—	11.48	(1.25)	2.08	1.85	1.85	0.73	29	68
10-31-13	10.75	0.04•	1.11	1.15	—	0.15	—	0.15	—	11.75	10.76	2.00	1.85	1.85	0.40	25	45
10-31-12	10.74	0.10	0.04	0.14	0.08	0.05	—	0.13	—	10.75	1.43	2.02	1.75	1.75	0.90	3	84
10-11-11(4) - 10-31-11	10.00	0.00*	0.74	0.74	—	—	—	—	—	10.74	7.40	2.02	1.75	1.75	0.23	3	1
Class W
10-31-14	11.80	0.16•	(0.25)	(0.09)	0.13	—	—	0.13	—	11.58	(0.76)	1.58	1.35	1.35	1.36	31,560	68
10-31-13	10.77	0.15•	1.05	1.20	0.02	0.15	—	0.17	—	11.80	11.21	1.50	1.35	1.35	1.35	16,021	45
10-31-12	10.74	0.18•	0.02	0.20	0.12	0.05	—	0.17	—	10.77	1.98	1.52	1.25	1.25	1.68	7,759	84
10-11-11(4) - 10-31-11	10.00	0.00*	0.74	0.74	—	—	—	—	—	10.74	7.40	1.52	1.25	1.25	0.69	3	1
Voya Multi-Manager International Equity Fund
Class I
10-31-14	11.88	0.26•	(0.34)	(0.08)	0.12	0.01	—	0.13	—	11.67	(0.61)	0.99	0.97	0.97	2.18	485,230	45
10-31-13	9.87	0.10•	2.08	2.18	0.17	—	—	0.17	—	11.88	22.35	0.98	1.00	1.00	0.95	338,673	48
10-31-12	9.30	0.15	0.61	0.76	0.15	0.04	—	0.19	—	9.87	8.46	1.02	0.99	0.99	1.77	164,602	42
01-06-11(4) - 10-31-13	10.00	0.15	(0.85)	(0.70)	—	—	—	—	—	9.30	(7.00)	1.07	0.99	0.99	1.91	150,232	33
See Accompanying Notes to Financial Highlights
121

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses, net of fee waivers and/or recoupments, if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
Voya Multi-Manager International Small Cap Fund
Class A
10-31-14	47.45	0.21•	(0.21)	0.00*	0.69	—	—	0.69	0.02	46.78	0.03(a)	1.78	1.73	1.73	0.42	70,604	46
10-31-13	37.07	0.23•	10.79	11.02	0.64	—	—	0.64	—	47.45	30.16	1.79	1.75	1.75	0.55	86,289	117
10-31-12	35.39	0.42•	1.73	2.15	0.57	—	—	0.57	0.10	37.07	6.62(b)	1.77	1.74	1.74	1.20	81,948	31
10-31-11	37.55	0.29•	(2.32)	(2.03)	0.14	—	—	0.14	0.01	35.39	(5.41)(d)	1.72	1.70†	1.70†	0.74†	99,873	37
10-31-10	31.45	0.14•	6.28	6.42	0.40	—	—	0.40	0.08	37.55	20.85(e)	1.81	1.79†	1.79†	0.42†	144,594	63
Class B
10-31-14	50.13	(0.14)•	(0.18)	(0.32)	0.26	—	—	0.26	0.02	49.57	(0.61)(a)	2.43	2.38	2.38	(0.27)	939	46
10-31-13	39.12	(0.06)•	11.43	11.37	0.36	—	—	0.36	—	50.13	29.31	2.44	2.40	2.40	(0.14)	1,534	117
10-31-12	37.10	0.19•	1.90	2.09	0.17	—	—	0.17	0.10	39.12	5.96(b)	2.42	2.39	2.39	0.51	1,888	31
10-31-11	39.49	(0.00)• *	(2.41)	(2.41)	0.00*	—	—	0.00*	0.02	37.10	(6.05)(d)	2.37	2.35†	2.35†	(0.01)†	2,592	37
10-31-10	33.01	(0.09)•	6.62	6.53	0.13	—	—	0.13	0.08	39.49	20.07(e)	2.46	2.44†	2.44†	(0.27)†	5,120	63
Class C
10-31-14	44.05	(0.11)•	(0.18)	(0.29)	0.43	—	—	0.43	0.02	43.35	(0.62)(a)	2.43	2.38	2.38	(0.23)	19,704	46
10-31-13	34.50	(0.04)•	10.04	10.00	0.45	—	—	0.45	—	44.05	29.32	2.44	2.40	2.40	(0.10)	22,452	117
10-31-12	32.93	0.18•	1.63	1.81	0.33	—	—	0.33	0.09	34.50	5.94(b)	2.42	2.39	2.39	0.55	20,351	31
10-31-11	35.04	0.04•	(2.16)	(2.12)	0.00*	—	—	0.00*	0.01	32.93	(6.02)(d)	2.37	2.35†	2.35†	0.11†	23,410	37
10-31-10	29.41	(0.07)•	5.87	5.80	0.24	—	—	0.24	0.07	35.04	20.05(e)	2.46	2.44†	2.44†	(0.23)†	31,078	63
Class I
10-31-14	47.56	0.43	(0.20)	0.23	0.91	—	—	0.91	0.02	46.90	0.53(a)	1.32	1.25	1.25	0.92	105,797	46
10-31-13	37.14	0.43•	10.79	11.22	0.80	—	—	0.80	—	47.56	30.79	1.33	1.27	1.27	1.04	94,486	117
10-31-12	35.50	0.57	1.74	2.31	0.77	—	—	0.77	0.10	37.14	7.15(b)	1.29	1.26	1.26	1.61	100,952	31
10-31-11	37.66	0.50•	(2.35)	(1.85)	0.32	—	—	0.32	0.01	35.50	(4.97)(d)	1.27	1.25†	1.25†	1.26†	153,676	37
10-31-10	31.53	0.33	6.27	6.60	0.55	—	—	0.55	0.08	37.66	21.45(e)	1.28	1.26†	1.26†	0.99†	210,965	63
Class O
10-31-14	47.01	0.26	(0.21)	0.05	0.78	—	—	0.78	0.02	46.30	0.14(a)	1.68	1.63	1.63	0.53	2,764	46
10-31-13	36.75	0.29•	10.66	10.95	0.69	—	—	0.69	—	47.01	30.28	1.69	1.65	1.65	0.70	2,763	117
10-31-12	35.13	0.50	1.67	2.17	0.65	—	—	0.65	0.10	36.75	6.75(b)	1.67	1.64	1.64	1.37	1,573	31
10-31-11	37.30	0.39•	(2.37)	(1.98)	0.20	—	—	0.20	0.01	35.13	(5.32)(d)	1.62	1.60†	1.60†	1.00†	1,425	37
10-31-10	31.28	0.19	6.22	6.41	0.47	—	—	0.47	0.08	37.30	20.95(e)	1.71	1.69†	1.69†	0.66†	1,164	63
Class W
10-31-14	56.66	0.46•	(0.27)	0.19	0.84	—	—	0.84	0.02	56.03	0.37(a)	1.43	1.38	1.38	0.78	44,417	46
10-31-13	44.11	0.45•	12.86	13.31	0.76	—	—	0.76	—	56.66	30.62	1.44	1.40	1.40	0.92	44,424	117
10-31-12	42.00	0.66	2.05	2.71	0.72	—	—	0.72	0.12	44.11	7.02(b)	1.42	1.39	1.39	1.61	35,461	31
10-31-11	44.49	0.53•	(2.79)	(2.26)	0.25	—	—	0.25	0.02	42.00	(5.08)(d)	1.37	1.35†	1.35†	1.14†	26,693	37
10-31-10	37.21	0.32•	7.41	7.73	0.54	—	—	0.54	0.09	44.49	21.24(e)	1.46	1.44†	1.44†	0.82†	42,257	63
See Accompanying Notes to Financial Highlights
122

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses, net of fee waivers and/or recoupments, if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
Voya Russia Fund
Class A
10-31-14	34.82	0.37•	(7.20)	(6.83)	0.52	—	—	0.52	—	27.47	(19.89)	2.07	2.07	2.07	1.20	105,813	76
10-31-13	31.44	0.46•	3.15	3.61	0.23	—	—	0.23	—	34.82	11.53	2.01	2.01	2.01	1.42	183,279	28
10-31-12	33.52	0.15	(2.23)	(2.08)	—	—	—	—	—	31.44	(6.21)	2.14	2.14	2.14	0.43	235,622	46
10-31-11	36.52	(0.12)•	(2.88)	(3.00)	—	—	—	—	—	33.52	(8.21)	2.03	2.03	2.03	(0.29)	317,715	31
10-31-10	29.53	(0.33)•	7.32	6.99	—	—	—	—	—	36.52	23.67	2.11	2.11	2.11	(0.98)	418,162	30
Class I
10-31-14	35.16	0.47•	(7.33)	(6.86)	0.57	—	—	0.57	—	27.73	(19.80)	1.88	1.88	1.88	1.53	4,354	76
10-31-13	31.76	0.53•	3.13	3.66	0.26	—	—	0.26	—	35.16	11.58	1.85	1.85	1.85	1.61	7,038	28
10-31-12	33.79	0.25•	(2.28)	(2.03)	—	—	—	—	—	31.76	(6.01)	1.96	1.96	1.96	0.77	8,675	46
10-31-11	36.64	(0.02)	(2.83)	(2.85)	—	—	—	—	—	33.79	(7.78)	1.73	1.73	1.73	(0.04)	10,528	31
10-31-10	29.54	(0.10)	7.20	7.10	—	—	—	—	—	36.64	24.04	1.71	1.71	1.71	(0.38)	8,151	30
Class W
10-31-14	35.05	0.62•	(7.43)	(6.81)	0.63	—	—	0.63	—	27.61	(19.74)	1.82	1.82	1.82	2.05	56	76
10-31-13	31.72	0.68•	3.03	3.71	0.38	—	—	0.38	—	35.05	11.77	1.76	1.76	1.76	2.08	78	28
10-31-12	33.74	0.47•	(2.49)	(2.02)	—	—	—	—	—	31.72	(5.99)	1.89	1.89	1.89	1.51	64	46
08-05-11(4) - 10-31-11	39.53	(0.03)	(5.76)	(5.79)	—	—	—	—	—	33.74	(14.65)	1.78	1.78	1.78	(0.41)	3	31
See Accompanying Notes to Financial Highlights
123

ACCOMPANYING NOTES TO FINANCIAL HIGHLIGHTS

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions, and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.
(4)	Commencement of operations.
•	Calculated using average number of shares outstanding throughout the period.
†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.
*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.
(a)	Excluding a distribution payment from settlement of a regulatory matter during the fiscal year ended October 31, 2014, total return for Voya Multi-Manager International Small Cap Fund would have been 1.24%, 0.50%, 0.49%, 1.49%, and 1.50% on Classes A, B, C, I, and W, respectively; Voya Multi-Manager International Small Cap Fund total return would have been (0.01)%, (0.65)%, (0.65)%, 0.49%, 0.10%, and 0.34% on Classes A, B, C, I, O, and W, respectively.
(b)	Excluding a distribution payment from settlement of a regulatory matter during the fiscal year ended October 31, 2012, total return for Voya Global Natural Resources Fund would have been (5.14)%, (4.67)%, and (4.90)% on Classes A, I, and W, respectively; Voya Multi-Manager International Small Cap Fund total return would have been 6.33%, 5.68%, 5.64%, 6.85%, 6.46%, and 6.72% on Classes A, B, C, I, O, and W, respectively; and Voya Global Value Advantage Fund total return would have been (7.77)%, (8.42)%, (8.43)%, (7.61)% and (7.50)% on Classes A, B, C, I, and W, respectively.
(c)	Excluding a payment from distribution settlement in the fiscal year ended October 31, 2010, Voya Global Value Advantage Fund total return would have been 21.82%, 20.92%, 20.89%, 22.34%, and 22.08% on Classes A, B, C, I, and W, respectively.
(d)	Excluding a payment from distribution settlement in the fiscal year ended October 31, 2011, Voya Multi-Manager International Small Cap Fund total return would have been (5.45)%, (6.09)%, (6.06)%, (5.01)%, (5.36)%, and (5.12)% on Classes A, B, C, I, O, and W, respectively.
(e)	Excluding a payment from distribution settlement in the fiscal year ended October 31, 2010, Voya Multi-Manager International Small Cap Fund total return would have been 20.60%, 19.82%, 19.80%, 21.20%, 20.70%, and 20.98% on Classes A, B, C, I, O, and W, respectively.
124

TO OBTAIN MORE INFORMATION
You'll find more information about the Funds in our:
ANNUAL/SEMI-ANNUAL SHAREHOLDER REPORTS
In the Funds' annual/semi-annual shareholder reports, you will find a discussion of the recent market conditions and principal investment strategies that significantly affected the Funds' performance during the last fiscal year, the financial statements and the independent registered public accounting firm's reports (in the annual shareholder report only).
STATEMENT OF ADDITIONAL INFORMATION
The SAI contains more detailed information about the Funds. The SAI is legally part of this Prospectus (it is incorporated by reference). A copy has been filed with the SEC.
Please write, call or visit our website for a free copy of the current annual/semi-annual shareholder reports, the SAI, or other Fund information.
To make shareholder inquiries contact:
Voya Investment Management
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, AZ 85258-2034
1-800-992-0180
or visit our website at www.voyainvestments.com
This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC's Public Reference Room in Washington, D.C. or call 202-551-8090 for information on the operation of the Public Reference Room. Otherwise, you may obtain the information for a fee, by contacting the SEC at:
U.S. Securities and Exchange Commission
Public Reference Section
100 F Street, N.E.
Washington, D.C. 20549
or at the e-mail address: publicinfo@sec.gov
Or obtain the information at no cost by visiting the SEC's Internet website at www.sec.gov.
When contacting the SEC, you will want to refer to the Funds' SEC file numbers. The file numbers are as follows:
Voya Mutual Funds	811-07428
Voya Emerging Markets Equity Dividend Fund Voya Global Bond Fund Voya Global Equity Dividend Fund Voya Global Natural Resources Fund Voya Global Real Estate Fund Voya Global Value Advantage Fund	Voya International Core Fund
Voya International Real Estate Fund
Voya Multi-Manager Emerging Markets Equity Fund
Voya Multi-Manager International Equity Fund
Voya Multi-Manager International Small Cap Fund
Voya Russia Fund

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PRO-7428	(0215-022715)

Prospectus
February 27, 2015
Global Equity Fund
•	Voya Global Real Estate Fund
Class/Ticker: R6/VGRQX
Global Fixed-Income Fund
•	Voya Global Bond Fund
Class/Ticker: R6/IGBZX
The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities nor has the SEC judged whether the information in this Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.
E-Delivery Sign-up – details on back cover

Voya Global Bond Fund  (formerly, ING Global Bond Fund)
Investment Objective
The Fund seeks to maximize total return through a combination of current income and capital appreciation.
Fees and Expenses of the Fund
These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees
Fees paid directly from your investment

Class	Maximum sales charge (load) as a % of offering price	Maximum deferred sales charge as a % of purchase or sales price, whichever is less
R6	None	None
Annual Fund Operating Expenses
Expenses you pay each year as a % of the value of your investment

Class	R6
Management Fee	0.40%
Distribution and/or Shareholder Services (12b-1) Fees	None
Administrative Services Fee	0.10%
Other Expenses	0.10%
Total Annual Fund Operating Expenses	0.60%
Waivers and Reimbursements[1]	None
Total Annual Fund Operating Expenses after Waivers and Reimbursements	0.60%
1	The adviser is contractually obligated to limit expenses to 0.65% through March 1, 2016. The limitation does not extend to interest, taxes, brokerage commissions, extraordinary expenses, and Acquired Fund Fees and Expenses. This limitation is subject to possible recoupment by the adviser within 36 months of the waiver or reimbursement. Termination or modification of this obligation requires approval by the Fund’s board.
Expense Example

The Example is intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example shows costs if you sold (redeemed) your shares at the end of the period or continued to hold them. The Example also assumes that your investment had a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Class	Share Status	1 Yr	3 Yrs	5 Yrs	10 Yrs
R6	Sold or Held	$61	192	335	750
The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example, affect the Fund's performance.
During the most recent fiscal year, the Fund's portfolio turnover rate was 508% of the average value of its portfolio.
Principal Investment Strategies
Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in bonds of issuers in a number of different countries, which may include the United States. The Fund will provide shareholders with at least 60 days' prior written notice of any change in this investment policy.
The Fund may invest in securities of issuers located in developed and emerging market countries. Securities may be denominated in foreign currencies or in the U.S. dollar. The Fund may hedge its exposure to securities denominated in foreign currencies. The Fund may also borrow money from banks and invest the proceeds of such loans in portfolio securities to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”). This investment technique is known as “leveraging.”
The Fund invests primarily in investment-grade securities which include, but are not limited to, corporate and government bonds which, at the time of investment, are rated investment-grade (at least BBB- by Standard & Poor's Ratings Services or Baa3 by Moody's Investors Service, Inc.) or have an equivalent rating by a nationally recognized statistical rating organization, or are of comparable quality if unrated. The Fund may also invest in preferred stocks, money market instruments, municipal bonds, commercial and residential mortgage-related securities, asset-backed securities, other securitized and structured debt products, private placements, sovereign debt, and other investment companies.
The Fund may also invest its assets in bank loans and in a combination of floating rate secured loans (“Senior Loans”) and shares of Voya Prime Rate Trust, a closed-end investment company that invests in Senior Loans. Although the Fund may invest a portion of its assets in high-yield debt securities rated below investment-grade (commonly referred to as “junk bonds”), the Fund will seek to maintain a minimum weighted average portfolio quality rating of at least investment-grade. The dollar-weighted average portfolio duration of the Fund will generally range between two and nine years. Duration is the most commonly used measure of risk in fixed-income investments
Voya Global Bond Fund
1

as it incorporates multiple features of the fixed-income instrument (e.g., yield, coupon, maturity, etc.) into one number. Duration is a measure of sensitivity of the price of a fixed-income instrument to a change in interest rates. Duration is a weighted average of the times that interest payments and the final return of principal are received. The weights are the amounts of the payments discounted by the yield-to-maturity of the fixed-income instrument. Duration is expressed as a number of years. The bigger the duration number, the greater the interest-rate risk or reward for the fixed-income instrument prices. For example, the price of a bond with an average duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. Conversely, the price of a bond with an average duration of five years would be expected to rise approximately 5% if interest rates drop by one percentage point.
The Fund may use derivatives, including futures, swaps (including interest rate swaps, total return swaps, and credit default swaps), and options, among others, to seek to enhance return, to hedge some of the risks of its investments in fixed-income securities, or as a substitute for a position in an underlying asset. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls and reverse repurchase agreements).
The Fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the 1940 Act.
The investment process focuses on allocating assets among various sectors of the global bond markets and buying bonds at a discount to their intrinsic value. The sub-adviser (“Sub-Adviser”) utilizes proprietary quantitative techniques to identify bonds or sectors that are cheap relative to other bonds or sectors based on their historical price relationships. Teams of asset specialists use this relative value analysis to guide them in the security selection process.
The Fund is non-diversified, which means it may invest a significant portion of its assets in a single issuer.
The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.
The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.
Principal Risks
You could lose money on an investment in the Fund. Any of the following risks, among others, could affect Fund performance or cause the Fund to lose money or to underperform market averages of other funds.
Call    During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond's maturity date. If forced to invest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income.
Company    The price of a given company's stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.
Credit    Prices of bonds and other debt instruments can fall if the issuer's actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether. Lower quality securities (including securities that have fallen below investment-grade and are classified as “junk bonds”) have greater credit risk and liquidity risk than higher quality (investment-grade) securities, and their issuers' long-term ability to make payments is considered speculative. Prices of lower quality bonds or other debt instruments are also more volatile, are more sensitive to negative news about the economy or the issuer, and have greater liquidity and price volatility risk.
Credit Default Swaps The Fund may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, the Fund pays a fee to protect against the risk that a security held by the Fund will default. As a seller of the swap, the Fund receives payment(s) in return for its obligation to pay the counterparty the full notional value of a security in the event of a default of the security issuer. As a seller of a swap, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the full notional value of the swap. Credit default swaps are particularly subject to counterparty, credit, correlation, valuation, liquidity and leveraging risks. Certain standardized swaps are subject to mandatory central clearing. Central clearing is expected to reduce counterparty credit risk and increase liquidity, but central clearing does not make swap transactions risk free.
Currency    To the extent that the Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.
Derivative Instruments    Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Fund and reduce its returns. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to the risk of improper valuation.
2
Voya Global Bond Fund

Foreign Investments/Developing and Emerging Markets    Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. Foreign investment risks may be greater in developing and emerging markets than in developed markets.
High-Yield Securities    Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments.
Interest in Loans    The value and the income streams of interests in loans (including participation interests in lease financings and assignments in secured variable or floating rate loans) will decline if borrowers delay payments or fail to pay altogether. A large rise in interest rates could increase this risk. Although loans are generally fully collateralized when purchased, the collateral may become illiquid or decline in value. Many loans themselves carry liquidity and valuation risks.
Interest Rate    With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed increases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase the Fund's exposure to risks associated with rising interest rates. Rising interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For fixed-income securities, an increase in interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain Fund investments, adversely affect values, and increase a Fund’s costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets.
Investment Model    The manager's proprietary model may not adequately allow for existing or unforeseen market factors or the interplay between such factors. Funds that are actively managed, in whole or in part, according to a quantitative investment model can perform differently from the market as a whole based on the investment model and the factors used in the analysis, the weight placed on each factor, changes from the factors’ historical trends, and technical issues in the construction and implementation of the investment models (including, for example, data problems and/or software issues). There is no guarantee that the use of these investment models will result in effective investment decisions for the Fund.
Issuer Non-Diversification    The Fund is classified as a “non-diversified” investment company and, therefore, is subject to the risks of focusing investments in a small number of issuers, industries or foreign currencies, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.
Leverage    Certain transactions and investment strategies may give rise to leverage. Such transactions and investment strategies, include, but are not limited to: borrowing, dollar rolls, reverse repurchase agreements, loans of portfolio securities and the use of when-issued, delayed-delivery or forward-commitment transactions. The use of certain derivatives may also increase leveraging risk. The use of leverage may increase the Fund's expenses and increase the impact of the Fund's other risks.
Liquidity    If a security is illiquid, the Fund might be unable to sell the security at a time when the Fund's manager might wish to sell, and the security could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. The Fund may make investments that become less liquid in response to market developments or adverse investor perception. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.
Market    Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Fund costs and impair the ability of the Fund to achieve its investment objectives.
Mortgage- and/or Asset-Backed Securities Defaults on, or low credit quality or liquidity of the underlying assets of the asset-backed (including mortgage-backed) securities held by the Fund may impair the value of the securities. There may be limitations on the enforceability of any security interest granted with respect to those underlying assets. These securities also present a higher degree of prepayment and extension risk and interest rate risk than do other types of debt instruments.
Municipal Obligations    The municipal market in which the Fund invests is volatile and can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities.
Voya Global Bond Fund
3

Other Investment Companies    The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund.
Prepayment and Extension    Prepayment risk is the risk that principal on mortgages or other loan obligations underlying a security may be repaid prior to the stated maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. Extension risk is the risk that an issuer will exercise its right to repay principal on an obligation held by the Fund later than expected, which may decrease the value of the obligation and prevent the Fund from investing expected repayment proceeds in securities paying yields higher than the yields paid by the securities that were expected to be repaid.
Securities Lending    Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.
Sovereign Debt    These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
Performance Information
The following information is intended to help you understand the risks of investing in the Fund. The following bar chart shows the Fund's performance for the first full calendar year of operations and the table compares the Fund's performance to the performance of a broad-based securities market index/indices for the same period. The Fund's performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The Fund's past performance (before and after taxes) is no guarantee of future results. For the most recent performance figures, go to www.voyainvestments.com/literature or call 1-800-992-0180.
Calendar Year Total Returns Class R6
(as of December 31 of each year)

Best quarter: 1st, 2014, 3.18% and Worst quarter: 3rd, 2014, -3.21%
Average Annual Total Returns %
(for the periods ended December 31, 2014)

		1 Yr	5 Yrs	10 Yrs	Since Inception	Inception Date
Class R6 before taxes	%	0.39	N/A	N/A	0.78	05/31/13
After tax on distributions	%	0.08	N/A	N/A	0.58
After tax on distributions with sale	%	0.22	N/A	N/A	0.08
BGA Index[2]	%	0.59	N/A	N/A	1.08
1	Maximum sales charge was lowered from 4.75% to 2.50% effective July 31, 2006. Return calculations with a starting date prior to July 31, 2006 are based on a 4.75% sales charge.
2	The index returns do not reflect deductions for fees, expenses, or taxes.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
Portfolio Management
Investment Adviser	Sub-Adviser
Voya Investments, LLC	Voya Investment Management Co. LLC

Portfolio Managers
Christine Hurtsellers, CFA Portfolio Manager (since 04/11)	Brian Timberlake, Ph.D., CFA Portfolio Manager (since 05/13)
Mustafa Chowdhury Portfolio Manager (effective 03/15)
Purchase and Sale of Fund Shares
Shares of the Fund may be purchased or sold on any business day (normally any day when the New York Stock Exchange is open). You can buy or sell shares of the Fund through a
4
Voya Global Bond Fund

broker-dealer or other financial intermediary; by visiting our website at www.voyainvestments.com; by writing to us at Voya Investment Management, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034; or by calling us at 1-800-992-0180.
Minimum Initial Investment $ by share class

Class	R6
Certain institutional accounts	$1,000,000
Certain retirement plans	None
Non-qualified deferred compensation plans	None
Certain omnibus accounts	N/A
Pre-Authorized Investment Plan	N/A
The minimum initial investment requirement for Class R6 shares of the Fund is $1 million for certain institutional accounts. There is no minimum initial investment requirement for certain retirement plans and non-qualified deferred compensation plans. There are no minimums for additional investments.
Tax Information
The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. If you are investing through a tax-deferred arrangement, you may be taxed upon withdrawals from that arrangement.
Voya Global Bond Fund
5

Voya Global Real Estate Fund  (formerly, ING Global Real Estate Fund)
Investment Objective
The Fund seeks to provide investors with high total return consisting of capital appreciation and current income.
Fees and Expenses of the Fund
These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees
Fees paid directly from your investment

Class	Maximum sales charge (load) as a % of offering price	Maximum deferred sales charge as a % of purchase or sales price, whichever is less
R6	None	None
Annual Fund Operating Expenses
Expenses you pay each year as a % of the value of your investment

Class	R6
Management Fee	0.71%
Distribution and/or Shareholder Services (12b-1) Fees	None
Administrative Services Fee	0.10%
Other Expenses[1]	0.06%
Total Annual Fund Operating Expenses	0.87%
Waivers and Reimbursements[2]	None
Total Annual Fund Operating Expenses after Waivers and Reimbursements	0.87%
1	Other expenses are based on estimated amounts for the current fiscal year.
2	The adviser is contractually obligated to limit expenses to 1.10% for Class R6 shares through March 1, 2016. The limitation does not extend to interest, taxes, brokerage commissions, extraordinary expenses, and Acquired Fund Fees and Expenses. This limitation is subject to possible recoupment by the adviser within 36 months of the waiver or reimbursement. Termination or modification of this obligation requires approval by the Fund’s board.
Expense Example

The Example is intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example shows costs if you sold (redeemed) your shares at the end of the period or continued to hold them. The Example also assumes that your investment had a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Class	Share Status	1 Yr	3 Yrs	5 Yrs	10 Yrs
R6	Sold or Held	$89	278	482	1,073
The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example, affect the Fund's performance.
During the most recent fiscal period from July 15, 2014 through October 31, 2014, the Fund's portfolio turnover rate was 40% of the average value of its portfolio.
Principal Investment Strategies
Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in a portfolio of equity securities of companies that are principally engaged in the real estate industry. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The sub-adviser (“Sub-Adviser”) defines a real estate company as a company that: (i) derives at least 50% of its total revenue or earnings from owning, operating, developing, constructing, financing, managing, and/or selling commercial, industrial, or residential real estate; or (ii) has at least 50% of its assets invested in real estate. The Fund will have investments located in a number of different countries, including the United States. As a general matter, the Fund expects these investments to be in common stocks of companies of any market capitalization, including real estate investment trusts. The Fund may invest in companies located in countries with emerging securities markets.
The Fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”). The Fund may invest in convertible securities, initial public offerings, and Rule 144A securities.
The Sub-Adviser uses a multi-step investment process for constructing the Fund's investment portfolio that combines top-down region and sector allocation with bottom-up individual stock selection.
First, the Sub-Adviser selects sectors and geographic regions in which to invest, and determines the degree of representation of such sectors and regions through a systematic evaluation of public and private property market trends and conditions.
Second, the Sub-Adviser uses an in-house valuation process to identify investments it believes have superior current income and growth potential relative to their peers. This in-house valuation process examines several factors including: (i) value and property; (ii) capital structure; and (iii) management and strategy.
6
Voya Global Real Estate Fund

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.
The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.
Principal Risks
You could lose money on an investment in the Fund. Any of the following risks, among others, could affect Fund performance or cause the Fund to lose money or to underperform market averages of other funds.
Company    The price of a given company's stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.
Concentration    As a result of the Fund “concentrating,” as that term is defined in the 1940 Act, its assets in the securities of a particular industry or group of industries or single country or region, the Fund may be subject to greater market fluctuations than a fund that has securities representing a broader range of investment alternatives. If securities in which the Fund concentrates fall out of favor, the Fund could underperform funds that have greater diversification.
Convertible Securities    Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.
Credit    Prices of bonds and other debt instruments can fall if the issuer's actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.
Currency    To the extent that the Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.
Foreign Investments/Developing and Emerging Markets    Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. Foreign investment risks may be greater in developing and emerging markets than in developed markets.
Initial Public Offerings    Initial Public Offerings (“IPOs”) and companies that have recently gone public have the potential to produce substantial gains for the Fund. However, there is no assurance that the Fund will have access to profitable IPOs or that IPOs in which the Fund invests will rise in value. Furthermore, the value of securities of newly public companies may decline in value shortly after the IPO. When the Fund's asset base is small, the impact of such investments on the Fund's return will be magnified. If the Fund's assets grow, it is likely that the effect of the Fund's investment in IPOs on the Fund's return will decline.
Interest Rate    With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed increases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase the Fund's exposure to risks associated with rising interest rates. Rising interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For fixed-income securities, an increase in interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain Fund investments, adversely affect values, and increase a Fund’s costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets.
Investment Model    The manager's proprietary model may not adequately allow for existing or unforeseen market factors or the interplay between such factors.
Liquidity    If a security is illiquid, the Fund might be unable to sell the security at a time when the Fund's manager might wish to sell, and the security could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. The Fund may make investments that become less liquid in response to market developments or adverse investor perception. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.
Market    Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds
Voya Global Real Estate Fund
7

or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Fund costs and impair the ability of the Fund to achieve its investment objectives.
Market Capitalization    Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing the Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.
Other Investment Companies    The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund.
Real Estate Companies and Real Estate Investment Trusts (“REITs”)    Investing in real estate companies and REITs may subject the Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.
Securities Lending    Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
Performance Information
The following information is intended to help you understand the risks of investing in the Fund. Because Class R6 shares of the Fund did not have a full calendar year of operations as of December 31, 2014, the following bar chart shows the changes in the Fund's Class A shares' performance from year to year, and the table compares the Fund's Class A shares' performance to the performance of a broad-based securities market index/indices for the same period. Class R6 shares and Class A shares of the Fund would have substantially similar performance because they invest in the same portfolio of securities. However, Class R6 shares' performance would be higher than Class A shares' performance because of the higher expenses paid by Class A shares. The Fund's performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. However, the table includes all applicable fees and sales charges. The Fund's past performance (before and after taxes) is no guarantee of future results. For the most recent performance figures, go to www.voyainvestments.com/literature or call 1-800-992-0180.
Calendar Year Total Returns Class A
(as of December 31 of each year)

Best quarter: 2nd, 2009, 32.13% and Worst quarter: 4th, 2008, -29.01%
Average Annual Total Returns %
(for the periods ended December 31, 2014)

		1 Yr	5 Yrs	10 Yrs	Since Inception	Inception Date
Class A before taxes	%	7.06	8.53	5.77	N/A	11/05/01
After tax on distributions	%	5.95	7.48	4.45	N/A
After tax on distributions with sale	%	3.98	6.26	4.19	N/A
FTSE EPRA/NAREIT Developed Index[1,2]	%	15.02	11.25	N/A3	N/A
S&P 500® Index[4]	%	13.69	15.45	7.67	N/A
S&P Developed Property Index[2,4]	%	15.19	12.53	6.87	N/A
1	The index returns do not reflect deductions for fees, expenses, or taxes.
2	On July 31, 2014, the Fund changed its primary benchmark from the S&P Developed Property Index to the FTSE EPRA/NAREIT Developed Index because the FTSE EPRA/NAREIT Developed Index is considered by the Adviser to be a more appropriate benchmark reflecting the types of securities in which the Fund invests.
3	The inception date of the FTSE EPRA/NAREIT Developed Index is February 18, 2005.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to
8
Voya Global Real Estate Fund

investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
Portfolio Management
Investment Adviser	Sub-Adviser
Voya Investments, LLC	CBRE Clarion Securities LLC

Portfolio Managers
Steven D. Burton, CFA Portfolio Manager (since 11/01)	T. Ritson Ferguson, CFA Portfolio Manager (since 11/01)
Joseph P. Smith, CFA Portfolio Manager (since 02/07)
Purchase and Sale of Fund Shares
Shares of the Fund may be purchased or sold on any business day (normally any day when the New York Stock Exchange is open). You can buy or sell shares of the Fund through a broker-dealer or other financial intermediary; by visiting our website at www.voyainvestments.com; by writing to us at Voya Investment Management, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034; or by calling us at 1-800-992-0180.
Minimum Initial Investment $ by share class

Class	R6
Certain institutional accounts	$1,000,000
Certain retirement plans	None
Non-qualified deferred compensation plans	None
Certain omnibus accounts	N/A
Pre-Authorized Investment Plan	N/A
The minimum initial investment requirement for Class R6 shares of the Fund is $1 million for certain institutional accounts. There is no minimum initial investment requirement for certain retirement plans and non-qualified deferred compensation plans. There are no minimums for additional investments.
Tax Information
The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. If you are investing through a tax-deferred arrangement, you may be taxed upon withdrawals from that arrangement.
Voya Global Real Estate Fund
9

KEY FUND INFORMATION

This Prospectus contains information about the Funds and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.
The Funds' Statement of Additional Information (“SAI”) is incorporated by reference into (legally made a part of) this Prospectus. It identifies investment restrictions, more detailed risk descriptions, a description of how the bond rating system works, and other information that may be helpful to you in your decision to invest. You may obtain a copy, without charge, from the Funds.
Other Voya mutual funds may also be offered to the public that have similar names, investment objectives, and principal investment strategies as those of the Funds. You should be aware that a Fund is likely to differ from these other Voya mutual funds in size and cash flow pattern. Accordingly, the performance of a Fund can be expected to vary from those of other Voya mutual funds.
Other mutual funds and/or funds-of-funds may invest in the Funds. So long as the Funds accept investments by other investment companies, they will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.
Each Fund is a series of Voya Mutual Funds (formerly, ING Mutual Funds) (“Trust”), a Delaware statutory trust. Each Fund is managed by Voya Investments, LLC (formerly, ING Investments, LLC) (“Voya Investments” or “Adviser”).
Fundamental Policies
Fundamental investment policies contained in the SAI may not be changed without shareholder approval. The Board of Trustees (“Board”) and/or the Adviser may change any other policies and investment strategies.
Non-Fundamental Investment Policies
The Funds have adopted non-fundamental investment policies to invest the Fund's assets in securities that are consistent with the Fund's name. For more information about these policies, please consult the SAI.
Fund Diversification
Each Fund's diversification status is outlined in the table below. A diversified fund may not, as to 75% of its total assets, invest more than 5% of its total assets in any one issuer and may not purchase more than 10% of the outstanding voting securities of any one issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or other investment companies). A non-diversified fund is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer.
Fund	Diversified	Non-Diversified
Voya Global Bond		X
Voya Global Real Estate	X
Investor Diversification
Although the Funds are designed to serve as a component of a diversified investment portfolio of securities, no single mutual fund can provide an appropriate investment program for all investors. You should evaluate each Fund in the context of your personal financial situation, investment objectives, and other investments.
Temporary Defensive Strategies
When the Adviser or sub-adviser (if applicable) to a Fund anticipates unusual market, economic, political, or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. In such circumstances, that Fund may invest in securities believed to present less risk, such as cash, cash equivalents, money market fund shares and other money market instruments, debt securities that are high quality or higher quality than normal, more liquid securities, or others. While a Fund invests defensively, it may not achieve its investment objective. A Fund's defensive investment position may not be effective in protecting its value. It is impossible to predict accurately how long such alternative strategies may be utilized. The types of defensive positions in which a Fund may engage are identified and discussed in the SAI.
Percentage and Rating Limitations
The percentage and rating limitations on Fund investments listed in this Prospectus apply at the time of investment.
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Investment Not Guaranteed
Please note your investment is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.
Shareholder Reports
Each Fund's fiscal year ends October 31. Each Fund will send financial statements to its shareholders at least semi-annually. An annual shareholder report containing financial statements audited by an independent registered public accounting firm will be sent to shareholders every year.
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Additional Information About the Investment Objectives
Each Fund's investment objective is non-fundamental and may be changed by a vote of the Fund's Board, without shareholder approval. A Fund will provide 60 days' prior written notice of any change in a non-fundamental investment objective. There is no guarantee the Funds will achieve their respective investment objectives.
Additional Information About Principal Investment Strategies
For a complete description of each Fund's principal investment strategies, please see the Fund's summary prospectus or the summary section of this Prospectus.
Voya Global Bond Fund
Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in bonds of issuers in a number of different countries, which may include the United States. The Fund will provide shareholders with at least 60 days' prior written notice of any change in this investment policy.
The Fund may invest in securities of issuers located in developed and emerging market countries. Securities may be denominated in foreign currencies or in the U.S. dollar. The Fund may hedge its exposure to securities denominated in foreign currencies. The Fund may also borrow money from banks and invest the proceeds of such loans in portfolio securities to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”). This investment technique is known as “leveraging.”
The Fund invests primarily in investment-grade securities which include, but are not limited to, corporate and government bonds which, at the time of investment, are rated investment-grade (at least BBB- by Standard & Poor's Ratings Services or Baa3 by Moody's Investors Service, Inc.) or have an equivalent rating by a nationally recognized statistical rating organization, or are of comparable quality if unrated. The Fund may also invest in preferred stocks, money market instruments, municipal bonds, commercial and residential mortgage-related securities, asset-backed securities, other securitized and structured debt products, private placements, sovereign debt, and other investment companies.
The Fund may also invest its assets in bank loans and in a combination of floating rate secured loans (“Senior Loans”) and shares of Voya Prime Rate Trust, a closed-end investment company that invests in Senior Loans. Although the Fund may invest a portion of its assets in high-yield debt securities rated below investment-grade (commonly referred to as “junk bonds”), the Fund will seek to maintain a minimum weighted average portfolio quality rating of at least investment-grade. The dollar-weighted average portfolio duration of the Fund will generally range between two and nine years. Duration is the most commonly used measure of risk in fixed-income investments as it incorporates multiple features of the fixed-income instrument (e.g., yield, coupon, maturity, etc.) into one number. Duration is a measure of sensitivity of the price of a fixed-income instrument to a change in interest rates. Duration is a weighted average of the times that interest payments and the final return of principal are received. The weights are the amounts of the payments discounted by the yield-to-maturity of the fixed-income instrument. Duration is expressed as a number of years. The bigger the duration number, the greater the interest-rate risk or reward for the fixed-income instrument prices. For example, the price of a bond with an average duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. Conversely, the price of a bond with an average duration of five years would be expected to rise approximately 5% if interest rates drop by one percentage point.
The Fund may use derivatives, including futures, swaps (including interest rate swaps, total return swaps, and credit default swaps), and options, among others, to seek to enhance return, to hedge some of the risks of its investments in fixed-income securities, or as a substitute for a position in an underlying asset. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls and reverse repurchase agreements).
The Fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the 1940 Act.
The investment process focuses on allocating assets among various sectors of the global bond markets and buying bonds at a discount to their intrinsic value. The sub-adviser (“Sub-Adviser”) utilizes proprietary quantitative techniques to identify bonds or sectors that are cheap relative to other bonds or sectors based on their historical price relationships. Teams of asset specialists use this relative value analysis to guide them in the security selection process.
The Fund is non-diversified, which means it may invest a significant portion of its assets in a single issuer.
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The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.
The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.
Additional Information About the Weighted Average Quality Rating
For purposes of calculating the portfolio’s weighted average quality rating, the Sub-Adviser assigns a value to each security held by the Fund based on ratings obtained from two independent rating agencies and calculates a weighted average quality rating for the Fund's portfolio. In the case of unrated securities, the Sub-Adviser assigns the lowest value to those securities. If independent rating agencies assign different ratings to the same security, the Sub-Adviser will use the lowest rating received from the independent rating agencies for purposes of determining the security's credit quality.
Reference to a weighted average quality rating for the Fund does not mean that all securities held by the Fund will be rated in that category or higher. The Fund's investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category. The percentage of the Fund's assets invested in securities in a particular rating category will vary.
Additional Information About the Risks
All mutual funds involve risk - some more than others - and there is always the chance that you could lose money or not earn as much as you hope. A Fund's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. Below is a discussion of the risks associated with certain of the types of securities in which the Funds may invest and certain of the investment practices that the Funds may use. For more information about these and other types of securities and investment techniques that may be used by the Funds, see the SAI.
Many of the investment techniques and strategies discussed in this Prospectus and in the SAI are discretionary, which means that the Adviser or sub-adviser can decide whether to use them. The Funds may invest in these securities or use these techniques as part of the Funds' principal investment strategies. However, the Adviser or sub-adviser may also use these investment techniques or make investments in securities that are not a part of the Funds' principal investment strategies.
The discussions below expand on the risks included in a Fund's summary section of the Prospectus. Please see the SAI for a further discussion of the principal and other investment strategies employed by each Fund.
Call.    During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, a fund would experience a decline in income.
Company.    The price of a given company's stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.
Concentration in Real Estate Industry.    As a result of a fund “concentrating,” as that term is defined in the 1940 Act, its assets in securities related to a particular industry, a fund may be subject to greater market fluctuations than a fund that has securities representing a broader range of investment alternatives. If securities of the particular industry as a group fall out of favor, a fund could underperform funds that have greater industry diversification. When a fund is concentrated in the real estate industry, investments in issuers principally engaged in real estate, including real estate investment trusts, may subject the fund to risks similar to those associated with the direct ownership of real estate including terrorist attacks, war or other acts that destroy real property. In addition these investments may be affected by such factors as falling real estate prices, rising interest rates or property taxes, high foreclosure rates, environmental problems, zoning changes, overbuilding, overall declines in the economy and the management skill and creditworthiness of the company. Real estate investment trusts may also be affected by tax and regulatory requirements.
Convertible Securities.    Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.
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The value of a convertible security will normally fluctuate in some proportion to changes in the value of the underlying security because of the conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying security. A convertible security may also provide income and be subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk. In the event the issuer of a convertible security is unable to meet its financial obligations, declares bankruptcy, or becomes insolvent, a fund could lose money. A fund may be forced to convert a convertible security before it otherwise would do so, which may decrease the fund's returns.
Credit.    Prices of bonds and other debt securities can fall if the issuer's actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether. Lower quality securities (including securities that have fallen below investment-grade and are classified as “junk bonds”) have greater credit risk and liquidity risk than higher quality (investment-grade) securities, and their issuers' long-term ability to make payments is considered speculative. Prices of lower quality bonds or other debt instruments are also more volatile, are more sensitive to negative news about the economy or the issuer, and have greater liquidity and price volatility risk.
Credit Default Swaps.    A fund may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, a fund pays a fee to protect against the risk that a security held by the fund will default. As a seller of the swap, a fund receives payment(s) in return for its obligation to pay the counterparty the full notional value of a security in the event of a default of the security issuer. As a seller of a swap, a fund would effectively add leverage to its portfolio because, in addition to its total net assets, the fund would be subject to investment exposure on the full notional value of the swap. Credit default swaps are particularly subject to counterparty, credit, correlation, valuation, liquidity and leveraging risks.  Certain standardized swaps are subject to mandatory central clearing.  Central clearing is expected to reduce counterparty credit risk and increase liquidity, but central clearing does not make swap transactions risk free.
Currency.    To the extent that a fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad. As a result, a fund's investments in foreign currency or foreign currency-denominated securities may reduce the value of the fund's assets.
Derivative Instruments.    Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of a fund and reduce its returns. Derivatives may not perform as expected, so a fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose a fund to the risk of improper valuation. Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. The investment of a fund's assets required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by the fund; therefore, the purchase of certain derivatives may have an economic leveraging effect on the fund; thus exaggerating any increase or decrease in the net asset value of the fund. Investments in derivatives are generally negotiated over-the-counter with a single counterparty and as a result are subject to credit risks related to the counterparty's ability to perform its obligations and further that any deterioration in the counterparty's creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or for prices that do not reflect current market value. A fund's adviser or sub-adviser might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains to a fund.
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Foreign Investments/Developing and Emerging Markets.    To the extent a fund invests in securities of issuers in markets outside the United States, its share price may be more volatile than if it invested in securities of issuers in the U.S. market due to, among other things, the following factors: comparatively unstable political, social and economic conditions, and limited or ineffectual judicial systems; comparatively small market sizes, making securities less liquid and securities prices more sensitive to the movements of large investors and more vulnerable to manipulation; governmental policies or actions, such as high taxes, restrictions on currency movements, replacement of currency, potential for default on sovereign debt, trade or diplomatic disputes, creation of monopolies, and the seizure of private property through confiscatory taxation and expropriation or nationalization of company assets; incomplete, outdated, or unreliable information about securities issuers due to less stringent market regulation and accounting standards; comparatively undeveloped markets and weak banking and financial systems; market inefficiencies, such as higher transaction costs, and administrative difficulties, such as delays in processing transactions; and fluctuations in foreign currency exchange rates, which could reduce gains or widen losses. In addition, foreign taxes could reduce the income available to distribute to shareholders, and special U.S. tax considerations could apply to foreign investments. Depositary receipts are subject to risks of foreign investments and might not always track the price of the underlying foreign security. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.
Foreign investment risks may be greater in developing and emerging markets than in developed markets, for such reasons as social or political unrest, heavy economic dependence on agriculture or exports (particularly commodities), undeveloped or overburdened infrastructures, vulnerability to natural disasters, significant and unpredictable government intervention in markets or the economy, currency devaluations, runaway inflation, environmental problems, and business practices that depart from norms for developed countries and less developed or liquid markets for securities generally.
High-Yield Securities.    Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments. Investments in high-yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt instruments, but they also typically entail greater potential price volatility and principal and income risk. The prices of high-yield securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. High-yield securities structured as zero-coupon or pay-in-kind securities tend to be more volatile. The secondary market in which high-yield securities are traded is generally less liquid than the market for higher grade bonds. At times of less liquidity, it may be more difficult to value high-yield securities.
Initial Public Offerings.    Initial Public Offerings (“IPOs”) and companies that have recently gone public have the potential to produce substantial gains for a fund. However, there is no assurance that a fund will have access to profitable IPOs or that IPOs in which the fund invests will rise in value. Furthermore, the value of securities of newly public companies may decline in value shortly after the IPO. When a fund's asset base is small, the impact of such investments on the fund's return will be magnified. If a fund's assets grow, it is likely that the effect of the fund's investment in IPOs on the fund's return will decline.
Interest in Loans.    The value and the income streams of interests in loans (including participation interests in lease financings and assignments in secured variable or floating rate loans) will decline if borrowers delay payments or fail to pay altogether. A large rise in interest rates could increase this risk. Although loans are generally fully collateralized when purchased, the collateral may become illiquid or decline in value. Many loans themselves carry liquidity and valuation risks.
Interest Rate.    With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed increases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase a fund's exposure to risks associated with rising interest rates. Rising interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For fixed-income
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securities, an increase in interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain fund investments, adversely affect values, and increase a fund’s costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets.
Investment Model.    The manager's proprietary model may not adequately allow for existing or unforeseen market factors or the interplay between such factors. The proprietary models used by a manager to evaluate securities or securities markets are based on the manager’s understanding of the interplay of market factors and do not assure successful investment. The markets, or the price of individual securities, may be affected by factors not foreseen in developing the models. Funds that are actively managed, in whole or in part, according to a quantitative investment model can perform differently from the market as a whole based on the investment model and the factors used in the analysis, the weight placed on each factor, changes from the factors’ historical trends, and technical issues in the construction and implementation of the investment models (including, for example, data problems and/or software issues). There is no guarantee that the use of these investment models will result in effective investment decisions for a fund.
Issuer Non-Diversification.    In some cases, a fund is classified as a “non-diversified” investment company and, therefore, is subject to the risks of focusing investments in a small number of issuers, industries or foreign currencies, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified.” Even though classified as non-diversified, a fund may actually maintain a portfolio that is diversified with a large number of issuers. In such an event, the fund would benefit less from appreciation in a single issuer than if it had greater exposure to that issuer.
Leverage.    Certain transactions and investment strategies may give rise to leverage. Such transactions and investment strategies include, but are not limited to: borrowing, dollar rolls, reverse repurchase agreements, loans of portfolio securities and the use of when-issued, delayed-delivery or forward-commitment transactions. The use of certain derivatives may also increase leveraging risk. The use of leverage may exaggerate any increase or decrease in the net asset value of a fund. The use of leverage may increase a fund's expenses and increase the impact of the fund's other risks. To mitigate leveraging risk, a fund will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements resulting in increased volatility of returns. Leverage, including borrowing, may cause a fund to be more volatile than if the fund had not been leveraged.
Liquidity.    If a security is illiquid, a fund might be unable to sell the security at a time when a fund's manager might wish to sell, and the security could have the effect of decreasing the overall level of the fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount a fund could realize upon disposition. A fund may make investments that become less liquid in response to market developments or adverse investor perception. A fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the fund.
Market.    Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to fund costs and impair the ability of a fund to achieve its investment objectives.
Market Capitalization.    Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing a fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated
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with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.
Mortgage- and/or Asset-Backed Securities. Defaults on, or low credit quality or liquidity of the underlying assets of the asset-backed (including mortgage-backed) securities held by a fund may impair the value of the securities. There may be limitations on the enforceability of any security interest granted with respect to those underlying assets. These securities also present a higher degree of prepayment and extension risk and interest rate risk than do other types of debt instruments. Because of prepayment risk and extension risk, small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain asset-backed securities. The value of longer-term securities generally changes more in response to changes in interest rates than shorter term securities.
During an economic downturn, the mortgages, commercial or consumer loans, trade or credit card receivables, installment purchase obligations, leases, or other debt obligations underlying an asset-backed security may experience an increase in defaults as borrowers experience difficulties in repaying their loans which may cause the valuation of such securities to be more volatile and may reduce the value of such securities. These risks are particularly heightened for investments in asset-backed securities that contain sub-prime loans which are loans made to borrowers with weakened credit histories and often have higher default rates.
Municipal Obligations.    The municipal market in which a fund invests is volatile and can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities. Municipal revenue obligations are backed by the revenues generated from a specific project or facility and include industrial development bonds and private activity bonds. Private activity and industrial development bonds are dependent on the ability of the facility's user to meet its financial obligations and the value of any real or personal property pledged as security for such payment. Many municipal securities are issued to finance projects relating to education, health care, transportation and utilities. Conditions in those sectors may affect the overall municipal market. In addition, municipal securities backed by current or anticipated revenues from a specific project or specific asset may be adversely affected by the discontinuance of the taxation supporting the project or asset or the inability to collect revenues for the project or from assets. If an issuer of a municipal security does not comply with applicable tax requirements, interest from the security may become taxable and the security could decline in value.
Other Investment Companies.    The main risk of investing in other investment companies, including exchange-traded funds (“ETFs”), is the risk that the value of the securities underlying an investment company might decrease. Because a fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the fund.
Other investment companies include ETFs and Holding Company Depositary Receipts (“HOLDRs”), among others. ETFs are exchange-traded investment companies that are, in many cases, designed to provide investment results corresponding to an index. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Additional risks of investments in ETFs include: (i) the market price of an ETF's shares may trade at a discount to its net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading may be halted if the listing exchanges' officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have a dramatic impact on their value.
Prepayment and Extension.    Prepayment risk is the risk that principal on mortgages or other loan obligations underlying a security may be repaid prior to the stated maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. Extension risk is the risk that an issuer will exercise its right to repay principal on an obligation held by a fund later than expected, which may decrease the value of the obligation and prevent the fund from investing expected repayment proceeds in securities paying yields higher than the yields paid by the securities that were expected to be repaid.
Real Estate Companies and Real Estate Investment Trusts (“REITs”).    Investing in real estate companies and REITs may subject a fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks,
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war, or other acts that destroy real property. Some REITs may invest in a limited number of properties, in a narrow geographic area or in a single property type, which increases the risk that a fund could be unfavorably affected by the poor performance of a single investment or investment type. These companies are also sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. Borrowers could default on or sell investments the REIT holds, which could reduce the cash flow needed to make distributions to investors. In addition, REITs may also be affected by tax and regulatory requirements in that a REIT may not qualify for preferential tax treatments or exemptions. REITs require specialized management and pay management expenses.
Securities Lending.    Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that a fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that a fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.
To generate additional income, a fund may lend securities to financial institutions that are believed to be creditworthy by the adviser. When lending securities, a fund will receive cash or U.S. government securities as collateral.
When a fund lends its securities, it is responsible for investing the cash it receives as collateral from the borrower, and the fund could incur losses in connection with the investment of such collateral, often referred to as “investment risk.” A fund will minimize investment risk by limiting the investment of cash collateral to high-quality instruments of short maturity.
A fund may also lose money from the failure of a borrower to return a borrowed security in a timely manner, often referred to as “borrower default risk.” In the event of a borrower default, a fund will be protected to the extent the fund is able to exercise its rights in the collateral promptly and the value of such collateral is sufficient to purchase replacement securities. In addition, a fund will be protected by its securities lending agent, which has agreed to indemnify the fund from losses resulting from borrower default.
Sovereign Debt.    These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.
Additional Risks
The discussion below also includes risks that are not considered to be principal risks of a Fund, but are considered to be relevant to certain Funds.
Counterparty.    The entity with which a fund conducts portfolio-related business (such as trading or securities lending), or that underwrites, distributes or guarantees investments or agreements that the fund owns or is otherwise exposed to, may refuse or may become unable to honor its obligations under the terms of a transaction or agreement. As a result, that fund may sustain losses and be less likely to achieve its investment objective. These risks may be greater when engaging in over-the-counter transactions.
Duration.    One measure of risk for debt instruments is duration. Duration measures the sensitivity of a bond's price to interest rate movements and is one of the tools used by a portfolio manager in selection of debt instruments. Historically, the maturity of a bond was also used as a proxy for the sensitivity of a bond's price to changes in interest rates, otherwise known as a bond's interest rate risk or volatility. According to this measure, the longer the maturity of a bond, the more its price will change for a given change in market interest rates. However, this method ignores the amount and timing of all cash flows from the bond prior to final maturity. Duration is a measure of the average life of a bond on a present value basis which was developed to incorporate a bond's yield, coupons, final maturity and call features into one measure. As a point of reference, the duration of a noncallable 7% coupon bond with a remaining maturity of 5 years is approximately 4.5 years and the duration of a noncallable 7% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in interest rates may impact the duration
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MORE INFORMATION ABOUT THE FUNDS (continued)

calculation. For example, the price of a bond with an average duration of 4.5 years would be expected to fall approximately 4.5% if interest rates rose by one percentage point. Conversely, the price of a bond with an average duration of 4.5 years would be expected to rise approximately 4.5% if interest rates dropped by one percentage point.
Increase in Expenses.    Your actual cost of investing in a fund may be higher or lower than the expenses shown in the fund's Annual Fund Operating Expenses for a variety of reasons. For example, expense ratios may be higher than those shown if the fund's assets decrease. The fund's assets may decrease and fund expense ratios increase for many reasons, including volatility in the fund's net asset value caused by volatility in the secondary markets for assets in which the fund invests.
Investment by Other Funds.    Various other mutual funds and/or funds-of-funds, including some Voya mutual funds, may invest in a fund. If investments by these other funds result in large inflows or outflows of cash from the fund, the fund's performance or realization of capital gains could be affected. While it is very difficult to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, these transactions could also increase transaction costs or portfolio turnover. The adviser or sub-adviser will monitor transactions by the funds-of-funds and will attempt to minimize any adverse effects on a fund and funds-of-funds as a result of these transactions.
Manager.    A fund is subject to manager risk because it is an actively managed investment portfolio. The adviser, the sub-adviser or each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for a fund, but there can be no guarantee that these will produce the desired results. Many managers of equity funds employ styles that are characterized as “value” or “growth.” However, these terms can have different application by different managers. One manager's value approach may be different from another, and one manager's growth approach may be different from another. For example, some value managers employ a style in which they seek to identify companies that they believe are valued at a more substantial or “deeper discount” to a company's net worth than other value managers. Therefore, some funds that are characterized as growth or value can have greater volatility than other funds managed by other managers in a growth or value style.
19

PORTFOLIO HOLDINGS INFORMATION

A description of each Fund's policies and procedures regarding the release of portfolio holdings information is available in the Funds' SAI. Portfolio holdings information can be reviewed online at www.voyainvestments.com.
20

MANAGEMENT OF THE FUNDS

The Investment Adviser
Voya Investments, an Arizona limited liability company, serves as the investment adviser to the Funds. Voya Investments has overall responsibility for the management of the Funds. Voya Investments oversees all investment advisory and portfolio management services for the Funds. Voya Investments is registered with the SEC as an investment adviser.
The Adviser is an indirect, wholly-owned subsidiary of Voya Financial, Inc. (formerly, ING U.S., Inc.) Voya Financial, Inc. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries. As of the date of this Prospectus, Voya Financial, Inc. is a subsidiary of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin, with operations in more than 40 countries.
Voya Investments' principal office is located at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258. As of December 31, 2014, Voya Investments managed approximately $54 billion in assets.
In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including Voya Financial, Inc., before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep must divest at least 25% of Voya Financial, Inc. by the end of 2013, more than 50% by the end of 2014, and the remaining interest by the end of 2016 (such divestment, the “Separation Plan”).
In May 2013, Voya Financial, Inc. conducted an initial public offering of its common stock (the “IPO”). In October 2013, March 2014, and September 2014, ING Groep divested additional shares in several secondary offerings of common stock of Voya Financial, Inc. and concurrent share repurchases by Voya Financial, Inc. These transactions reduced ING Groep’s ownership interest in Voya Financial, Inc. to 32%. Voya Financial, Inc. did not receive any proceeds from these offerings.
In November 2014, through an additional secondary offering and the concurrent repurchase of shares by Voya Financial, Inc., ING Groep further reduced its interest in Voya Financial, Inc. below 25% to approximately 19% (the “November 2014 Offering”). The November 2014 Offering was deemed by the Adviser to be a change of control (the “Change of Control”), which resulted in the automatic termination of the existing investment advisory and sub-advisory agreements under which the Adviser and Sub-Adviser(s) provide services to the Funds. In anticipation of this termination, and in order to ensure that the existing investment advisory and sub-advisory services could continue uninterrupted, in 2013 the Board approved new advisory and sub-advisory agreements for the Funds in connection with the IPO. In addition, in 2013, shareholders of each Fund approved new investment advisory and affiliated sub-advisory agreements prompted by the IPO, as well as any future advisory and affiliated sub-advisory agreements prompted by the Separation Plan that are approved by the Board and that have terms not materially different from the current agreements. This meant that shareholders would not have another opportunity to vote on a new agreement with the Adviser or a current affiliated sub-adviser even upon a change of control prompted by the Separation Plan, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of Voya Financial, Inc.
On November 18, 2014 in response to the Change of Control, the Board, at an in-person meeting, approved new investment advisory and affiliated sub-advisory agreements. At that meeting, the Adviser represented that the agreements approved by the Board were not materially different from the agreements approved by shareholders in 2013 and no single person or group of persons acting together was expected to gain “control” (as defined in the 1940 Act) of Voya Financial, Inc. As a result, shareholders of the Funds will not be asked to vote again on these new agreements with the Adviser and affiliated sub-advisers.
Legal Proceedings – Voya Global Real Estate Fund
On September 6, 2013, ING Investments (now known as “Voya Investments”) received service in the derivative action of Jeremie Cox, Derivatively on Behalf of ING Global Real Estate Fund v ING Investments, LLC (the “Action” or the “Complaint”) brought on behalf of ING Global Real Estate Fund (now known as “Voya Global Real Estate Fund”). The Complaint, which was filed in the United States District Court for the District of Delaware (“Delaware Court”), alleges that Voya Investments breached its fiduciary duty under Section 36(b) of the Investment Company Act of 1940 by charging excessive investment management fees. Among other things, the Complaint seeks: (i) an order awarding damages on behalf of the Fund against Voya Investments, including repayment of all unlawful and or excessive investment management fees paid to it by the Fund from one year prior to the commencement of the Action through the date of trial in the Action, and (ii) a rescission of the advisory agreement between Voya Investments and the Fund. Management
21

MANAGEMENT OF THE FUNDS (continued)

has engaged Milbank, Tweed, Hadley & McCoy LLP to represent Voya Investments in the Action. On July 7, 2014, Voya Investments filed the Answer to Plaintiff’s Complaint. Management denies any wrongdoing and intends to vigorously defend against the allegations.
Management Fees
The Adviser receives an annual fee for its advisory services to the Fund payable in monthly installments based on the average daily net assets of the Fund.
The Adviser is responsible for all of its own costs, including costs of its personnel required to carry out its investment advisory duties.
The following table shows the aggregate annual management fee paid by each Fund for the most recent fiscal year as a percentage of that Fund's average daily net assets.
Management Fees
Voya Global Bond Fund	0.40%
Voya Global Real Estate Fund	0.71%
For information regarding the basis for the Board’s approval of the investment advisory and investment sub-advisory relationships (if applicable), please refer to the Funds' annual shareholder report dated October 31, 2014.
The Sub-Advisers and Portfolio Managers
The Adviser has engaged a sub-adviser to provide the day-to-day management of each Fund's portfolio. One of these sub-advisers is an affiliate of the Adviser.
The Adviser acts as a “manager-of-managers” for the Funds. The Adviser has ultimate responsibility, subject to the oversight of the Funds’ Board, to oversee any sub-advisers and to recommend the hiring, termination, or replacement of sub-advisers. The Funds and the Adviser have received exemptive relief from the SEC which permits the Adviser, with the approval of the Funds’ Board but without obtaining shareholder approval, to enter into or materially amend a sub-advisory agreement with sub-advisers that are not affiliated with the Adviser (“non-affiliated sub-advisers”) as well as sub-advisers that are indirect or direct, wholly-owned subsidiaries of the Adviser or of another company that, indirectly or directly wholly owns the Adviser (“wholly-owned sub-advisers”).
Consistent with the “manager-of-managers” structure, the Adviser delegates to the sub-advisers of the Funds the responsibility for day-to-day investment management subject to the Adviser’s oversight. The Adviser is responsible for, among other things, monitoring the investment program and performance of the sub-advisers of the Funds. Pursuant to the exemptive relief, the Adviser, with the approval of the Funds’ Board, has the discretion to terminate any sub-adviser (including terminating a non-affiliated sub-adviser and replacing it with a wholly-owned sub-adviser), and to allocate and reallocate the Funds’ assets among other sub-advisers. In these instances, the Adviser may have an incentive to select or retain an affiliated sub-adviser. In the event that the Adviser exercises its discretion to replace a sub-adviser of a Fund or add a new sub-adviser to a Fund, the Fund will provide shareholders with information about the new sub-adviser and the new sub-advisory agreement within 90 days. The appointment of a new sub-adviser or the replacement of an existing sub-adviser may be accompanied by a change to the name of a Fund and a change to the investment strategies of the Fund.
Under the terms of each sub-advisory agreement, the agreement can be terminated by the Adviser or a Fund’s Board. In the event a sub-advisory agreement is terminated, the sub-adviser may be replaced subject to any regulatory requirements or the Adviser may assume day-to-day investment management of a Fund.
The “manager-of-managers” structure and reliance on the exemptive relief has been approved by each Fund’s shareholders.
22

MANAGEMENT OF THE FUNDS (continued)

Voya Global Bond Fund
Voya Investment Management Co. LLC (formerly, ING Investment Management Co. LLC)
Voya Investment Management Co. LLC (“Voya IM” or “Sub-Adviser”), a Delaware limited liability company, was founded in 1972 and is registered with the SEC as an investment adviser. Voya IM is an indirect, wholly-owned subsidiary of Voya Financial, Inc. and is an affiliate of the Adviser. Voya IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. Voya IM's principal office is located at 230 Park Avenue, New York, New York 10169. As of December 31, 2014, Voya IM managed approximately $85.5 billion in assets.
The following individuals are jointly responsible for the day-to-day management of the Fund.
Christine Hurtsellers, CFA, Portfolio Manager, has been with Voya IM since 2005 and leads the fixed-income business for Voya IM. From 1999 to 2005, Ms. Hurtsellers worked at Freddie Mac® where she managed adjustable-rate mortgages, mortgage-backed securities, collateralized mortgage obligations, and mortgage derivatives portfolios. Ms. Hurtsellers also managed portfolios for Alliance Capital Management and Banc One.
Brian Timberlake, Ph.D., CFA, Portfolio Manager, is currently Head of Fixed Income Research. Prior to this position, Mr. Timberlake was Head of Quantitative Research and before that, a Senior Quantitative Analyst. He joined Voya IM in 2003.
Voya Global Real Estate Fund
CBRE Clarion Securities LLC
CBRE Clarion Securities LLC (“CBRE Clarion” or “Sub-Adviser”), whose predecessor firm was founded in 1969, is a Delaware limited liability company and is registered with the SEC as an investment adviser. CBRE Clarion is a unit of CBRE Global Investors, the independently-operated real estate investment management business of CBRE Group, Inc., (“CBRE”) a Fortune 500 and S&P 500 company headquartered in Los Angeles, CA. CBRE Clarion is in the business of providing investment advice to institutional client accounts and is an indirect majority owned subsidiary of CBRE. The principal address of CBRE Clarion is 201 King of Prussia Road, Suite 600, Radnor, PA 19087. As of December 31, 2014, CBRE Clarion had approximately $24.8 billion in assets under management.
The following individuals are jointly responsible for the day-to-day management of the Fund.
Steven D. Burton, CFA, Managing Director and Co-Chief Investment Officer, joined CBRE Clarion in 1995.
T. Ritson Ferguson, CFA, Chief Executive Officer and Co-Chief Investment Officer, joined CBRE Clarion in 1992.
Joseph P. Smith, CFA, Managing Director and Co-Chief Investment Officer, joined CBRE Clarion in 1997.
Additional Information Regarding the Portfolio Managers
The SAI provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of securities in the Funds.
The Administrator
Voya Funds Services, LLC (formerly, ING Funds Services, LLC) (“Administrator”) serves as administrator to each Fund and receives an annual administrative services fee equal to 0.10% of each Fund's average daily net assets.
Subject to the supervision of the Board, the Administrator provides all administrative services reasonably necessary for the ordinary operation of each Fund other than the investment advisory services performed by the Adviser and Sub-Adviser including, but not limited to, acting as a liaison among the various service providers to the Funds, including the custodian, transfer agent, and such other service providers as may be retained by the Funds. The Administrator provides each Fund, at the Administrator's expense, with adequate personnel, office space, communications facilities, and other facilities necessary for operation of the Funds.
The Distributor
Voya Investments Distributor, LLC (formerly, ING Investments Distributor, LLC) (“Distributor”) is the principal underwriter and distributor of each Fund. It is a Delaware limited liability company with its principal offices at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258.
23

MANAGEMENT OF THE FUNDS (continued)

The Distributor is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org or the Public Disclosure Hotline at 800-289-9999.
24

CLASS OF SHARES

Choosing a Share Class
When choosing between classes, you should carefully consider: (1) how long you plan to hold shares of a Fund; (2) the amount of your investment; and (3) the expenses you'll pay for each class. Please review the disclosure about all of the available share classes carefully. Before investing, you should discuss with your financial intermediary which share class may be right for you.
The tables below summarize the features of the class of shares available through this Prospectus.
Class R6
Initial Sales Charge	None
Contingent Deferred Sales Charge	None
Distribution and/or Shareholder Services (12b-1) Fees	None
Purchase Maximum	None
Minimum Initial Purchase/Minimum Account Size*	$1,000,000/$1,000,000
Minimum Subsequent Purchases	None
Minimum Initial Account Balance for Systematic Exchange Privilege	None
Conversion	None
* The minimum initial investment requirement for Class R6 shares is $1 million for certain institutional accounts. There is no minimum initial investment requirement for certain retirement plans and non-qualified deferred compensation plans. Please refer to the section of this Prospectus entitled “How to Buy Shares” for further details.
Please refer to the minimum investments table on page 29 for additional information.
25

HOW SHARES ARE PRICED

The NAV per share of each Fund is determined each business day as of the close of regular trading (“Market Close”) on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE) each day on which the NYSE is open for trading. The Funds are open for business every day the NYSE is open. Fund shares will not be priced on days when the NYSE is closed. The NAV per share of each class of each Fund is calculated by taking the value of the Fund's assets attributable to that class, subtracting the Fund's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. To the extent a Fund invests in other open-end funds (other than ETFs), the Fund will calculate its NAV using the NAV of the funds in which it invests as described in that fund's prospectus.
In general, assets are valued based on actual or estimated fair value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Shares of investment companies held by the Funds (other than ETF shares) will generally be valued at the latest NAV reported by that investment company. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when a Fund's NAV is not calculated. As a result, the NAV of a Fund may change on days when shareholders will not be able to purchase or redeem a Fund's shares. When market quotations are not available or are deemed unreliable, a Fund will use a fair value for an asset that is determined in accordance with procedures adopted by the Fund's Board. The types of assets for which such fair value pricing might be required include, but are not limited to:
•	Foreign securities, where a foreign security whose value at the close of the foreign market on which it principally trades likely would have changed by the time of the close of the NYSE, or the closing value is otherwise deemed unreliable;
•	Securities of an issuer that has entered into a restructuring;
•	Securities whose trading has been halted or suspended;
•	Debt instruments that have gone into default and for which there are no current market value quotations; and
•	Securities that are restricted as to transfer or resale.
The Funds or the Adviser may rely on the recommendations of a fair value pricing service approved by the Funds' Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. The Adviser will make such determinations in good faith in accordance with procedures adopted by the Funds' Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share.
26

HOW TO BUY SHARES

Customer Identification
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person that opens an account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.
What this means for you: the Funds, the Distributor, or a third-party selling you the Funds, must obtain the following information for each person that opens an account:
•	Name;
•	Date of birth (for individuals);
•	Physical residential address (although post office boxes are still permitted for mailing); and
•	Social Security number, taxpayer identification number, or other identifying number.
You may also be asked to show your driver’s license, passport, or other identifying documents in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other non-natural persons.
Federal law prohibits the Funds, the Distributor, and other financial institutions from opening accounts unless they receive the minimum identifying information listed above. They also may be required to close your account if they are unable to verify your identity within a reasonable time.
If you are a participant in a qualified retirement plan, you should make purchases through your plan administrator or sponsor, who is responsible for transmitting orders.
The Funds and the Distributor reserve the right to reject any purchase order. Please note that cash, traveler's checks, third-party checks, money orders, and checks drawn on non-U.S. banks (even if payment may be effected through a U.S. bank) generally will not be accepted. The Funds and the Distributor reserve the right to liquidate sufficient shares to recover annual transfer agent fees or to close your account and redeem your shares should you fail to maintain your account value minimum.
The Funds reserve the right to suspend the offering of shares or to reject any specific purchase order. The Funds may suspend redemptions or postpone payments when the NYSE is closed or when trading is restricted for any reason or under emergency circumstances as determined by the SEC.
Class R6 Shares
Class R6 shares may be purchased without a sales charge. Class R6 shares are offered to the following investors, provided that these investors do not require a Fund or an affiliate of a Fund (including the Fund’s Adviser and any affiliate of the Adviser) to make, and the Fund or affiliate does not pay, any type of servicing, administrative, or revenue sharing payments with respect to Class R6 shares: (1) qualified retirement plans, including, but not limited to 401(k) plans, 457 plans, employer sponsored 403(b) plans, defined benefit plans and other accounts or plans whereby Class R6 shares are held on the books of the Fund through omnibus accounts (either at the plan level or the level of the plan administrator); (2) non-qualified deferred compensation plans; (3) other Funds in the Voya family of funds; and (4) other institutional investors (including, for example, endowment funds and foundations) that: (a) meet a $1 million minimum initial investment requirement and ( b) hold interests in the relevant Fund through a single plan level account held directly through the Fund and not traded through an intermediary. Such availability will be subject to management's determination of appropriateness of investment in Class R6 shares.
Class R6 shares are not available to retail non-retirement accounts, traditional and Roth individual retirement accounts (“IRAs”), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and 529 college savings plans. Class R6 shares also are not available to retail, advisory fee-based wrap programs or to adviser-sold donor-advised funds.
In addition to the above investors, certain existing Class I shareholders of a Fund may exchange all of their Class I shares for Class R6 shares of the Fund within one year after the commencement of operations of Class R6 shares of the Fund provided: (1) the shareholder meets the requirements for investment in Class R6 shares as stated above; and (2) the shareholder does not require the Fund or an affiliate of the Fund to make, and the Fund or affiliate (including
27

HOW TO BUY SHARES (continued)

the Fund's adviser and any affiliate of the adviser) does not pay, any type of servicing, administrative, or revenue sharing payments with respect to Class R6 shares. All exchanges within the same Fund are subject to the discretion of the Distributor to permit or reject such exchanges.
28

HOW TO BUY SHARES (continued)

Make your investment using the purchase minimum guidelines in the following table.
Minimum Investments	Class	Initial Purchase	Subsequent Purchases
Certain institutional accounts	R6	$1,000,000	No minimum
Certain retirement plans	R6	None	No minimum
Non-qualified deferred compensation plan	R6	None	No minimum
Certain omnibus accounts	N/A	N/A	N/A
Pre-Authorized Investment Plan	N/A	N/A	N/A
The minimum initial investment requirement for Class R6 shares is $1 million for certain institutional accounts. There is no minimum initial investment requirement for certain retirement plans and non-qualified deferred compensation plans.
Make your investment using the methods outlined in the following table. Investors wishing to purchase Class R6 shares should contact their plan administrator. Please refer to the plan document for information regarding buying and selling shares.
Buying Shares	Opening an Account	Adding to an Account
By Contacting Your Financial Intermediary	A financial intermediary with an authorized firm can help you establish and maintain your account.	Contact your financial intermediary.
By Mail	Make your check payable to Voya Investment Management and mail it with a completed Account Application. Please indicate your financial intermediary on the New Account Application.	Fill out the Account Additions form at the bottom of your account statement and mail it along with your check payable to Voya Investment Management to the address on the account statement. Please write your account number on the check.
By Wire	Call Shareholder Services at 1-800-992-0180 to obtain an account number and indicate your financial intermediary on the account.
Instruct your bank to wire funds to the Fund in the care of:
Bank of New York Mellon
ABA # 011001234
credit to: BNY Mellon Investment Servicing (U.S.) Inc. as Agent for Voya mutual funds
A/C #0000733938; for further credit to Shareholder A/C #
(A/C # you received over the telephone)
Shareholder Name:
       (Your Name Here)
After wiring funds you must complete the Account Application and send it to:
Voya Investment Management
P.O. Box 9772
Providence, RI
	02940-9772	Wire the funds in the same manner described under “Opening an Account.”
29

HOW TO SELL SHARES

You may sell shares by using the methods outlined in the following table. Under unusual circumstances, a Fund may suspend the right of redemption as allowed by the SEC or federal securities laws.
If you are a participant in a qualified retirement plan, you should make redemptions through your plan administrator or sponsor, who is responsible for transmitting orders.
Selling Shares	To Sell Some or All of Your Shares
By Contacting Your Financial Intermediary	You may sell shares by contacting your financial intermediary. Financial intermediaries may charge for their services in connection with your redemption request but neither the Fund nor the Distributor imposes any such charge.
By Mail	Send a written request specifying the Fund name and share class, your account number, the name(s) in which the account is registered, and the dollar value or number of shares you wish to redeem to:
Voya Investment Management
P.O. Box 9772
Providence, RI 02940-9772
If certificated shares have been issued, the certificate must accompany the written request. Corporate investors and other associations must have an appropriate certification on file authorizing redemptions. A suggested form of such certification is provided on the Account Application. A signature guarantee may be required.
By Telephone - Expedited Redemption	You may sell shares by telephone on all accounts, other than retirement accounts, unless you check the box on the Account Application which signifies that you do not wish to use telephone redemptions. To redeem by telephone, call a Shareholder Services Representative at 1-800-992-0180.
Receiving Proceeds By Check:
You may have redemption proceeds (up to a maximum of $100,000) mailed to an address which has been on record with Voya Investment Management for at least 30 days.
Receiving Proceeds By Wire:
You may have redemption proceeds (subject to a minimum of $5,000) wired to your pre-designated bank account. You will not be able to receive redemption proceeds by wire unless you check the box on the Account Application which signifies that you wish to receive redemption proceeds by wire and attach a voided check. Under normal circumstances, proceeds will be transmitted to your bank on the business day following receipt of your instructions, provided redemptions may be made. In the event that share certificates have been issued, you may not request a wire redemption by telephone.
Execution of Requests
Purchase and sale requests are executed at the next NAV determined after the order is received in proper form by the transfer agent or the Distributor. A purchase order will be deemed to be in proper form when all of the required steps set forth under “How to Buy Shares” have been completed. If you purchase by wire, however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. If you purchase by wire, you must submit an application form in a timely fashion. If an order or payment by wire is received after Market Close, the shares will not be credited until the next business day. For your transaction to be counted on the day you place your order with your broker-dealer or other financial institution, they must receive your order before Market Close and promptly transmit the order to the transfer agent or the Distributor.
You will receive a confirmation of each new transaction in your account, which also will show you the number of shares you own including the number of shares being held in safekeeping by the transfer agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership.
30

HOW TO SELL SHARES (continued)

Payments
Normally, payment for shares redeemed will be made within three days after receipt by the transfer agent of a request in good order. Each Fund has the right to take up to seven days to pay your redemption proceeds and may postpone payment longer in the event of an economic emergency as determined by the SEC. When you place a request to redeem shares for which the purchase money has not yet been collected, the request will be executed at the next determined NAV, but a Fund will not release the proceeds until your purchase payment clears. This may take up to 15 days or more. A redemption request made within 30 calendar days after submission of a change of address is permitted only if the request is in writing and is accompanied by a medallion signature guarantee. Redemption requests of an amount of $10 million or more must be submitted in writing by an authorized person.
A medallion signature guarantee may be required in certain circumstances. A request to change the bank designated to receive wire redemption proceeds must be received in writing, signed by an authorized person, and accompanied by a medallion signature guarantee from any eligible guarantor institution. In addition, if you wish to have your redemption proceeds transferred by wire to an account other than your designated bank account, paid to someone other than the shareholder of record, or sent somewhere other than the shareholder’s address of record, you must provide a medallion signature guarantee with your written redemption instructions. Please see the SAI for more details on the medallion signature guarantee program.
Each Fund normally intends to pay in cash for all shares redeemed but under abnormal conditions that make payment in cash unwise, a Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such a case, a Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.
Small Accounts
Due to the relatively high cost of handling small investments, a Fund reserves the right, upon 30 days’ prior written notice, to redeem at NAV, the shares of any shareholder whose account (except for IRAs) has a total value that is less than a Fund's minimum. Before a Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount allowed and will allow the shareholder 30 days to make an additional investment in an amount that will increase the value of the account to the minimum before the redemption is processed. Your account will not be closed if its drop in value is due to Fund performance.
31

HOW TO EXCHANGE SHARES

Exchanges Between Shares of Voya Mutual Funds
You may exchange shares of a Fund for shares of the same class of any Voya mutual fund, except for Voya Corporate Leaders Trust Fund, if you otherwise meet the eligibility requirements of the class of shares of the Voya mutual fund to be received in the exchange.
In addition, certain existing Class I shareholders of a Fund may exchange their Class I shares for Class R6 shares of the Fund within one year after the commencement of operations of Class R6 shares of the Fund provided: (1) the shareholder meets the requirements for investment in Class R6 shares as stated in the section of this Prospectus entitled “How to Buy Shares”; and (2) the shareholder does not require the Fund or an affiliate (including the Fund’s Adviser and any affiliate Adviser) of the Fund to make, and the Fund or affiliate does not pay, any type of servicing, administrative, or revenue sharing payments with respect to Class R6 shares. All exchanges within the same Fund are subject to the discretion of the Distributor to permit or reject such exchanges.
Exchanges between classes of shares of the same Fund are not subject to the frequent trading and market timing policies of Voya mutual funds.
Additional Information About Exchanges
Fees and expenses differ among Voya mutual funds and among share classes of the same fund. Please read the prospectus for the Voya mutual fund and share class you are interested in prior to exchanging into that Voya mutual fund or share class. Contact your financial intermediary or consult your plan documents for additional information.
An exchange of shares of a Fund for shares of another Voya mutual fund is treated as a sale and purchase of shares and may result in the recognition of a gain or loss for federal and state income tax purposes. For exchanges between Voya mutual funds, you should consult your own tax advisor for advice about the particular federal, state, and local tax consequences to you of the exchange. The total value of shares being exchanged must at least equal the minimum investment requirement of the Voya mutual fund into which they are being exchanged.
If you exchange into Voya Senior Income Fund, your ability to sell or liquidate your investment will be limited. Voya Senior Income Fund is a closed-end interval fund and does not redeem its shares on a daily basis. It is not expected that a secondary market for Voya Senior Income Fund's shares will develop, so you will not be able to sell them through a broker or other investment professional. To provide a measure of liquidity, Voya Senior Income Fund will normally make monthly repurchase offers for not less than 5% of its outstanding common shares. If more than 5% of Voya Senior Income Fund's common shares are tendered, you may not be able to completely liquidate your holdings in any one month. You also would not have liquidity between these monthly repurchase dates. Investors exercising the exchange privilege into Voya Senior Income Fund should carefully review the prospectus of that fund. Investors may obtain a copy of the Voya Senior Income Fund prospectus or any other Voya mutual fund prospectus by calling 1-800-992-0180 or by going to www.voyainvestments.com.
In addition to each Fund available in this Prospectus, the Distributor offers many other funds. Shareholders exercising the exchange privilege with any other Voya mutual fund should carefully review the prospectus of that fund before exchanging their shares. Investors may obtain a copy of a prospectus of any Voya mutual fund not discussed in this Prospectus by calling 1-800-992-0180 or by going to www.voyainvestments.com.
You will automatically have the ability to request an exchange between Voya mutual funds by calling a Shareholder Services Representative unless you mark the box on the Account Application that indicates that you do not wish to have the telephone exchange privilege. A Fund may change or cancel its exchange policies at any time, upon 60 days’ prior notice to shareholders.
32

FREQUENT TRADING - MARKET TIMING

The Funds are intended for long-term investment and not as short-term trading vehicles. Accordingly, organizations or individuals that use market timing investment strategies should not purchase shares of the Funds. The Funds reserve the right, in their sole discretion and without prior notice, to reject, restrict, or refuse purchase orders whether directly or by exchange, including purchase orders that have been accepted by a shareholder's or retirement plan participant's intermediary that the Funds determine not to be in the best interest of the Funds. Such action may include, but not be limited to: rejecting additional purchase orders, whether directly or by exchange; extending settlement of a redemption up to seven days; rejecting all purchase orders from broker-dealers or their registered representatives suspected of violating the Funds' frequent trading policy; or termination of the selling group agreement or other agreement with broker-dealers or other financial intermediaries associated with frequent trading. The Funds will not be liable for any loss resulting from rejected orders or other actions as described above.
The Funds believe that market timing or frequent, short-term trading in any account, including a retirement plan account, is not in the best interest of the Funds or their shareholders. Due to the disruptive nature of this activity, it can adversely affect the ability of the Adviser or Sub-Adviser (if applicable) to invest assets in an orderly, efficient manner. Frequent trading can raise Fund expenses through: increased trading and transaction costs; increased administrative costs; and lost opportunity costs. This in turn can have an adverse effect on Fund performance.
Funds that invest in foreign securities may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time a Fund computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Fund's current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Fund based on such pricing discrepancies. This is often referred to as “price arbitrage.” Such price arbitrage opportunities may also occur in Funds which do not invest in foreign securities. For example, if trading in a security held by a Fund is halted and does not resume prior to the time the Fund calculates its NAV such “stale pricing” presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Funds have adopted fair valuation policies and procedures intended to reduce the Funds' exposure to price arbitrage, stale pricing and other potential pricing discrepancies. Currently, Interactive Data Pricing provides such services to the Funds. However, to the extent that a Fund does not immediately reflect these changes in market conditions, short-term trading may dilute the value of the Funds' shares which negatively affects long-term shareholders.
The Funds' Board has adopted policies and procedures designed to deter frequent, short-term trading in shares of the Funds. In general, shareholders may make exchanges among their accounts with Voya mutual funds once every thirty (30) days. However, the Funds prohibit frequent trading. The Funds have defined frequent trading as follows:
•	Any shareholder or financial adviser who initiated exchanges among all their accounts with the Funds within thirty (30) calendar days of a previous exchange. All exchanges occurring on the same day for all accounts (individual, IRA, 401(k), etc.) beneficially owned by the same shareholder will be treated as a single transaction for purposes of this policy;
•	Trading deemed harmful or excessive by the Funds (including but not limited to patterns of purchases and redemptions), in their sole discretion; and
•	Trades initiated by financial advisers, among multiple shareholder accounts, that in the aggregate are deemed harmful or excessive.
The following transactions are excluded when determining whether trading activity is excessive:
•	Purchases and sales of Fund shares in the amount of $5,000 or less;
•	Transfers associated with systematic purchases or redemptions;
•	Purchases and sales of funds that affirmatively permit short-term trading;
•	Rebalancing to facilitate fund-of-fund arrangements or the Funds' systematic exchange privileges;
•	Purchases or sales initiated by Voya mutual funds; and
•	Transactions subject to the trading policy of an intermediary that the Funds deem materially similar to the Funds' policy.
Please note that while money market funds permit short-term trading, an exchange between a money market fund and another fund that does not permit short-term trading will count as an exchange for purposes of this policy.
33

FREQUENT TRADING - MARKET TIMING (continued)

If a violation of the policy is identified, the following action will be taken:
•	Upon the first violation of this policy in a calendar year, purchase and exchange privileges shall be suspended for ninety (90) days. For example, if an exchange is initiated on February 1st, and a second exchange is initiated on February 15th, trading privileges shall be suspended for ninety (90) days from February 1st.
•	Upon a second violation in a calendar year, purchase and exchange privileges shall be suspended for one hundred and eighty (180) days.
•	No purchases or exchanges will be permitted in the account and all related accounts bearing the same Tax ID or equivalent identifier.
On the next business day following the end of the ninety (90) or one hundred and eighty (180) day suspension, any trading restrictions placed on the account(s) shall be removed.
The Funds reserve the right to modify this policy at any time without prior notice.
Although the restrictions described above are designed to discourage frequent, short-term trading, none of them alone, nor all of them taken together, can eliminate the possibility that frequent, short-term trading activity in the Funds will occur. Moreover, in enforcing such restrictions, the Funds are often required to make decisions that are inherently subjective. The Funds strive to make these decisions to the best of their abilities in a manner that they believe is in the best interest of shareholders.
Shareholders may invest in the Funds through omnibus account arrangements with financial intermediaries. Omnibus accounts permit intermediaries to aggregate their clients' transactions and in these circumstances, the identity of the shareholder is often unknown. Such intermediaries include broker-dealers, banks, investment advisers, record keepers, retirement plans, and fee-based accounts such as wrap fee programs. Omnibus accounts generally do not identify customers' trading activity on an individual basis. The Funds' Administrator has agreements in place with intermediaries which require such intermediaries to provide detailed account information, including trading history, upon request of the Funds. There is no assurance that the Funds' Administrator will request such information with sufficient frequency to detect or deter excessive trading or that review of such information will be sufficient to detect or deter excessive trading in omnibus accounts effectively.
In some cases, the Funds will rely on the intermediaries' excessive trading policies and such policies shall define the trading activity in which the shareholder may engage. This shall be the case where the Funds are used in certain retirement plans offered by affiliates. With trading information received as a result of the agreements, the Funds may make a determination that certain trading activity is harmful to the Funds and their shareholders even if such activity is not strictly prohibited by the intermediaries' excessive trading policy. As a result, a shareholder investing directly or indirectly in one of the Funds may have their trading privileges suspended without violating the stated excessive trading policy of the intermediary.
34

PAYMENTS TO FINANCIAL INTERMEDIARIES

Voya mutual funds are distributed by the Distributor. The Distributor is a broker-dealer that is licensed to sell securities. The Distributor generally does not sell directly to the public but sells and markets its products through intermediaries such as other broker-dealers. Each Voya mutual fund also has an investment adviser which is responsible for managing the money invested in each of the mutual funds. No dealer compensation is paid from the sale of Class R6 shares of a Fund. Class R6 shares do not have sales commissions, pay 12b-1 fees, or make payments to financial intermediaries/broker-dealers for assisting the Distributor in promoting the sales of a Fund's shares. In addition, neither a Fund nor its affiliates make any type of administrative, service, or revenue sharing payments in connection with Class R6 shares.
35

DIVIDENDS, DISTRIBUTIONS, AND TAXES

Dividends and Distributions
The Funds generally distribute most or all of their net earnings in the form of dividends, consisting of ordinary income and capital gains distributions. Each Fund distributes capital gains, if any annually. Voya Global Bond Fund also declares and pays dividends consisting of ordinary income, if any, monthly, and Voya Global Real Estate Fund also declares and pays dividends consisting of ordinary income, if any, quarterly.
To comply with federal tax regulations, the Funds may also pay an additional capital gains distribution.
Dividend Reinvestment
Unless you instruct a Fund to pay you dividends in cash, dividends and distributions paid by a Fund will be reinvested in additional shares of the Fund. You may, upon written request or by completing the appropriate section of the Account Application, elect to have all dividends and other distributions paid on shares of a Fund invested in another Voya mutual fund that offers the same class of shares. If you are a shareholder of Voya Prime Rate Trust, whose shares are not held in a broker or nominee account, you may, upon written request, elect to have all dividends invested into a pre-existing Class A shares account of any open-end Voya mutual fund.
Taxes
The tax discussion in this Prospectus is only a summary of certain U.S. federal income tax issues generally affecting the Funds and their shareholders. The following assumes that each Fund’s shares will be capital assets in the hands of a shareholder. Circumstances among investors may vary, so you are encouraged to discuss investment in the Funds with your tax advisor.
The Funds will distribute all, or substantially all, of their net investment income and net capital gains to their shareholders each year. Although the Funds will not be taxed on amounts they distribute, most shareholders will be taxed on amounts they receive.
Distributions, whether received as cash or reinvested in additional shares, may be subject to federal income taxes and may also be subject to state or local taxes. For mutual funds generally, dividends from net investment income (other than qualified dividend income and capital gain dividends) and distributions of net short-term capital gains are taxable to you as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares.
Distributions made to a non-corporate shareholder out of “qualified dividend income,” if any, received by a Fund will be subject to tax at the lower rates applicable to net capital gains, provided that the shareholder meets certain holding period and other requirements with respect to its shares.
Selling or exchanging your Fund shares is a taxable event and may result in capital gain or loss. A capital gain or capital loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds. Any capital loss incurred on the sale or exchange of Fund shares held for six months or less will be treated as a long-term loss to the extent of long-term capital gain dividends received with respect to such shares. Additionally, any loss realized on a sale, redemption or exchange of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of that same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired. You are responsible for any tax liabilities generated by your transactions.
You will be notified after each calendar year of the amount of income, dividends and net capital gains distributed. If you purchase shares of a Fund through a financial intermediary, that entity will provide this information to you.
Each Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, a Fund’s failure to qualify as a regulated investment company would result in fund level taxation and therefore, a reduction in income available for distribution.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
36

DIVIDENDS, DISTRIBUTIONS, AND TAXES (continued)

Each Fund is required to withhold a portion, currently 28%, of all taxable dividends, distributions, and redemption proceeds payable to any noncorporate shareholder that does not provide the Funds with a shareholder's correct taxpayer identification number or certification that the shareholder is not subject to backup withholding. This is not an additional tax but can be credited against your tax liability.
Shareholders that invest in a Fund through a tax-deferred account, such as a qualified retirement plan, generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax advisor about investing through such an account.
Foreign shareholders invested in a Fund should consult with their tax advisors as to if and how the U.S. federal income tax law and its withholding requirements apply to them. Generally, a Fund will withhold 30% (or lower applicable treaty rate) on distributions to foreign shareholders.
Foreign Income Taxes. Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which may entitle a Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for a Fund in advance since the amount of the assets to be invested within various countries is not known.
If more than 50% in value of a Fund’s total assets at the close of any taxable year consists of securities of foreign corporations, or if at least 50% of the value of the Fund's total assets at the close of each quarter of its taxable year is represented by interests in other regulated investment companies, the Fund may file an election with the Internal Revenue Service (the “Foreign Election”) that may permit you to take a credit (or a deduction) for foreign income taxes paid by the Fund. A Fund may be subject to certain holding period requirements with respect to securities held to take advantage of this credit. If the Foreign Election is made by a Fund, you would include in your gross income both dividends received from the Fund and foreign income taxes paid by the Fund. You would be entitled to treat the foreign income taxes paid by a Fund as a credit against your U.S. federal income taxes, subject to the limitations set forth in the Internal Revenue Code of 1986 with respect to the foreign tax credit generally. Alternatively, you could treat the foreign income taxes withheld as an itemized deduction from adjusted gross income in computing taxable income rather than as a tax credit. It is anticipated that a Fund will qualify to make the Foreign Election; however, the Fund cannot be certain that it will be eligible to make such an election or that you will be eligible for the foreign tax credit.
Please note that Voya Global Real Estate Fund will be sending you a Form 1099 reflecting the distributions you received in a particular calendar year at the end of February of the following year, which is later than when most such forms are sent.
Cost Basis Reporting. The Internal Revenue Service requires mutual fund companies and brokers to report on Form 1099-B the cost basis on the sale or exchange of Fund shares acquired on or after January 1, 2012 (“covered shares”). If you acquire and hold shares directly through a Fund and not through a financial intermediary, the Fund will use an average cost single category methodology for tracking and reporting your cost basis on covered shares, unless you request, in writing, another cost basis reporting methodology. Information regarding the methods available for cost basis reporting are included in the SAI.
Please see the SAI for further information regarding tax matters.
37

ACCOUNT POLICIES

Account Access
Unless your Fund shares are held through a third-party fiduciary or in an omnibus registration at your bank or brokerage firm, you may be able to access your account information over the Internet at www.voyainvestments.com or via a touch tone telephone by calling 1-800-992-0180. Should you wish to speak with a Shareholder Services Representative, you may call the toll-free number listed above.
Privacy Policy
The Funds have adopted a policy concerning investor privacy. To review the privacy policy, contact a Shareholder Services Representative at 1-800-992-0180, obtain a policy over the Internet at www.voyainvestments.com, or see the privacy promise that accompanies any Prospectus obtained by mail.
Householding
To reduce expenses, we may mail only one copy of a Fund's Prospectus and each annual and semi-annual shareholder report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call a Shareholder Services Representative at 1-800-992-0180 or speak to your investment professional. We will begin sending you individual copies 30 days after receiving your request.
38

INDEX DESCRIPTIONS

The Barclays Global Aggregate Index (“BGA Index”) provides a broad-based measure of global investment-grade debt markets.
The FTSE EPRA/NAREIT Developed Index is designed to track the performance of listed real estate companies and real-estate investment trusts worldwide. Relevant activities are defined as the ownership, disposal and development of income-producing real estate. Constituents are classified into distinct property sectors based on gross invested book assets, as disclosed in the latest published financial statement. Index constituents are free-float adjusted, liquidity, size and revenue screened.
The S&P 500® Index measures the performance of the large-cap segment of the U.S. equity universe. It includes 500 leading companies and captures approximately 80% coverage of available market capitalization.
The S&P Developed Property Index defines and measures the investable universe of publicly traded property companies domiciled in developed markets. The companies in the index are engaged in real estate related activities, such as property ownership, management, development, rental, and investment.
39

FINANCIAL HIGHLIGHTS

The following financial highlights are intended to help you understand each Fund's shares' financial performance for the past five years or, if shorter, the period of the class' operations. Certain information reflects financial results for a single share. The total returns represent the rate that an investor would have earned (or lost) on an investment in a share of the Funds (assuming reinvestment of all dividends and distributions). This information has been derived from the Funds' financial statements that were audited by KPMG LLP, an independent registered public accounting firm. The report of KPMG LLP, along with the financial statements included in the annual shareholder report dated October 31, 2014, are incorporated herein by reference.
40

ACCOMPANYING NOTES TO FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses, net of fee waivers and/or recoupments, if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
Voya Global Bond Fund
Class R6
10-31-14	10.99	0.42•	(0.20)	0.22	—	—	0.45	0.45	—	10.76	2.03	0.60	0.60	0.60	3.86	204,999	508
05-31-13(4) - 10-31-13	10.98	0.15•	0.01	0.16	—	—	0.15	0.15	—	10.99	1.54	0.65	0.65	0.65	3.28	183,368	557
Voya Global Real Estate Fund
Class R6
07-15-14(4)- 10-31-14	20.36	(0.03)•	0.20	0.17	0.11	—	—	0.11	—	20.42	0.87	0.87	0.87	0.87	(0.56)	103,446	40
(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions, and return of capital distributions, if any, at net asset value. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.
(4)	Commencement of operations.
•	Calculated using average number of shares outstanding throughout the period.
41

TO OBTAIN MORE INFORMATION
You'll find more information about the Funds in our:
ANNUAL/SEMI-ANNUAL SHAREHOLDER REPORTS
In the Funds' annual/semi-annual shareholder reports, you will find a discussion of the recent market conditions and principal investment strategies that significantly affected the Funds' performance during the last fiscal year, the financial statements and the independent registered public accounting firm's reports (in the annual shareholder report only).
STATEMENT OF ADDITIONAL INFORMATION
The SAI contains more detailed information about the Funds. The SAI is legally part of this Prospectus (it is incorporated by reference). A copy has been filed with the SEC.
Please write, call or visit our website for a free copy of the current annual/semi-annual shareholder reports, the SAI, or other Fund information.
To make shareholder inquiries contact:
Voya Investment Management
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, AZ 85258-2034
1-800-992-0180
or visit our website at www.voyainvestments.com
This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC's Public Reference Room in Washington, D.C. or call 202-551-8090 for information on the operation of the Public Reference Room. Otherwise, you may obtain the information for a fee, by contacting the SEC at:
U.S. Securities and Exchange Commission
Public Reference Section
100 F Street, N.E.
Washington, D.C. 20549
or at the e-mail address: publicinfo@sec.gov
Or obtain the information at no cost by visiting the SEC's Internet website at www.sec.gov.
When contacting the SEC, you will want to refer to the Funds' SEC file number. The file number is as follows:
Voya Mutual Funds	811-07428
Voya Global Bond Fund
Voya Global Real Estate Fund

Go Paperless with E-Delivery!
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Just go to www.voyainvestments.com/investor, click on the E-Delivery icon from the home page, follow the directions and complete the quick 4 Steps to Enroll.
You will be notified by e-mail when these communications become available on the Internet. Documents that are not available on the Internet will continue to be sent by mail.
PRO-7428-R6	(0215-022715)

Prospectus
February 27, 2015
•	Voya Diversified Emerging Markets Debt Fund
Class/Ticker: A/IADEX; C/ICDEX; I/IIDEX; W/IWDEX
The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities nor has the SEC judged whether the information in this Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.
E-Delivery Sign-up – details on back cover

Voya Diversified Emerging Markets Debt Fund  (formerly, ING Diversified Emerging Markets Debt Fund)
Investment Objective
The Fund seeks total return including capital appreciation and current income.
Fees and Expenses of the Fund
These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Voya mutual funds. More information about these and other discounts is available from your financial professional and in the discussion in the Sales Charges section of the Prospectus (page 24) or the Purchase, Exchange, and Redemption of Shares section of the Statement of Additional Information (page 89).
Shareholder Fees
Fees paid directly from your investment

Class	Maximum sales charge (load) as a % of offering price	Maximum deferred sales charge as a % of purchase or sales price, whichever is less
A	2.50	None[1]
C	None	1.00
I	None	None
W	None	None
Annual Fund Operating Expenses
Expenses you pay each year as a % of the value of your investment

Class		A	C	I	W
Management Fees	%	0.70	0.70	0.70	0.70
Distribution and/or Shareholder Services (12b-1) Fees	%	0.25	1.00	None	None
Administrative Services Fees	%	0.10	0.10	0.10	0.10
Other Expenses	%	9.17	9.17	8.97	9.17
Acquired Fund Fees and Expenses	%	0.09	0.09	0.09	0.09
Total Annual Fund Operating Expenses[2]	%	10.31	11.06	9.86	10.06
Waivers and Reimbursements[3]	%	(9.06)	(9.06)	(8.91)	(9.06)
Total Annual Fund Operating Expenses After Waivers and Reimbursements	%	1.25	2.00	0.95	1.00
1	A contingent deferred sales charge of 1.00% is assessed on certain redemptions of Class A shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1 million or more.
2	Total Annual Fund Operating Expenses may be higher than the Fund’s ratio of expenses to average net assets shown in the Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
3	The adviser is contractually obligated to limit expenses to 1.25%, 2.00%, 0.95%, and 1.00% for Class A, Class C, Class I, and Class W shares, respectively, through March 1, 2016. The limitation does not extend to interest, taxes, brokerage commissions, and extraordinary expenses. This limitation is subject to possible recoupment by the adviser within 36 months of the waiver or reimbursement. Termination or modification of this obligation requires approval by the Fund’s board.
Expense Examples

The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples show costs if you sold (redeemed) your shares at the end of the period or continued to hold them. The Examples also assume that your investment had a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Class	Share Status	1 Yr	3 Yrs	5 Yrs	10 Yrs
A	Sold or Held	$374	2,351	4,123	7,793
C	Sold	$303	2,345	4,236	8,047
	Held	$203	2,345	4,236	8,047
I	Sold or Held	$97	2,050	3,818	7,539
W	Sold or Held	$102	2,090	3,882	7,626
The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Examples, affect the Fund's performance.
During the most recent fiscal year, the Fund's portfolio turnover rate was 67% of the average value of its portfolio.
Principal Investment Strategies
Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in debt instruments of, or derivatives having economic characteristics similar to the debt instruments of, issuers in emerging market countries. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy.
Effective May 8, 2015, the first paragraph of the Fund’s investment strategy shown above will be revised as follows:
Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in: (i) debt instruments of, or derivatives having economic characteristics similar to the debt instruments of, issuers in emerging market countries; or (ii) debt instruments that have principal denominated in emerging market currencies. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this investment policy.
Voya Diversified Emerging Markets Debt Fund
1

The Fund may invest in a range of fixed-income and floating rate debt instruments of issuers in emerging markets countries (collectively, “EMD Securities”), including sovereign and corporate debt, through direct investment as well as investment in a combination of other Voya mutual funds (“Underlying Funds”). As of the date of this prospectus, the Fund's exposure to EMD Securities is achieved primarily through investment in Underlying Funds.
EMD Securities may be denominated in local currencies (i.e., denominated in the currency of an emerging markets country), or hard currencies (i.e., U.S. Dollars or Euros). Hard currencies are currencies in which investors have confidence and are typically currencies of economically and politically stable industrialized nations.
Emerging market countries include all countries in the world except Australia, Austria, Belgium, Canada, Cyprus, Denmark, Estonia, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Japan, Malta, The Netherlands, New Zealand, Norway, Portugal, Slovakia, Slovenia, Spain, Sweden, Switzerland, the United Kingdom, and the United States. An emerging market issuer is one: (i) that is organized under the laws of, or has a principal place of business in an emerging market country; (ii) where the principal securities market is in an emerging market country; (iii) that derives at least 50% of its total revenues or profits from goods that are produced or sold, investments made, or services performed in emerging market countries; or (iv) at least 50% of the assets of which are located in emerging market countries.
The Fund may invest in obligations of any credit quality and may invest without limit in below investment-grade debt securities (commonly known as “junk bonds”). Fixed-income instruments in which the Fund may also invest include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Debt securities may include, without limitation, bonds, debentures, notes, convertible securities, commercial paper, loans and related assignments and participations, corporate debt, asset-backed securities, bank certificates of deposit, fixed time deposits, bankers' acceptances and money market instruments, including money market funds denominated in U.S. dollars or other currencies.
The Fund may also invest in derivatives, including options, futures, swaps (including interest rate swaps, total return swaps, and credit default swaps), credit linked notes, and currency forwards, to make tactical asset allocations, seek to minimize risk, and/or assist in managing cash. The Fund may hold cash and cash equivalents.
The Fund may invest in exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).
Principal Risks
You could lose money on an investment in the Fund. Any of the following risks, among others, could affect the Fund's or an Underlying Fund's performance or cause the Fund or an Underlying Fund to lose money or to underperform market averages of other funds. The value of your investment in the Fund will also change with the values of the Underlying Funds and their investments.
Asset Allocation    The success of the Fund's strategy depends on the Adviser's or Sub-Adviser's skill in allocating Fund assets between the asset classes and in choosing investments within those categories. There is a risk that the Fund may allocate assets to an asset class that underperforms other asset classes.
Call    During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond's maturity date. If forced to invest the unanticipated proceeds at lower interest rates, the Fund or an Underlying Fund would experience a decline in income.
Company    The price of a given company's stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.
Convertible Securities    Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.
Credit    Prices of bonds and other debt instruments can fall if the issuer's actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.
Credit Default Swaps    The Fund or an Underlying Fund may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, the Fund or an Underlying Fund pays a fee to protect against the risk that a security held by the Fund or the Underlying Fund will default. As a seller of the swap, the Fund or an Underlying Fund receives payment(s) in return for its obligation to pay the counterparty the full notional value of the security in the event of a default of the security issuer. As a seller of a swap, the Fund or an Underlying Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund or an Underlying Fund would be subject to investment exposure on the full notional value of the swap. Credit default swaps are particularly subject to counterparty, credit, correlation, valuation, liquidity and leveraging risks. Certain standardized swaps are subject to mandatory central clearing.  Central clearing is expected to reduce counterparty credit risk and increase liquidity, but central clearing does not make swap transactions risk free.
Currency    To the extent that the Fund or an Underlying Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies
2
Voya Diversified Emerging Markets Debt Fund

will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.
Derivative Instruments    Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Fund or an Underlying Fund and reduce its returns. Derivatives may not perform as expected, so the Fund or an Underlying Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund or an Underlying Fund to the risk of improper valuation.
Foreign Investments/Developing and Emerging Markets    Investing in foreign (non-U.S.) securities may result in the Fund or the Underlying Funds experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. Foreign investment risks may be greater in developing and emerging markets than in developed markets.
High-Yield Securities    Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments.
Interest in Loans    The value and the income streams of interests in loans (including participation interests in lease financings and assignments in secured variable or floating rate loans) will decline if borrowers delay payments or fail to pay altogether. A large rise in interest rates could increase this risk. Although loans are generally fully collateralized when purchased, the collateral may become illiquid or decline in value. Many loans themselves carry liquidity and valuation risks.
Interest Rate    With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed increases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase the Fund's or an Underlying Fund's exposure to risks associated with rising interest rates. Rising interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For fixed-income securities, an increase in interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain Fund or Underlying Fund investments, adversely affect values, and increase the Fund's or an Underlying Fund’s costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets.
Leverage    Certain transactions and investment strategies may give rise to leverage. Such transactions and investment strategies, include, but are not limited to: borrowing, dollar rolls, reverse repurchase agreements, loans of portfolio securities and the use of when-issued, delayed-delivery or forward-commitment transactions. The use of certain derivatives may also increase leveraging risk. The use of leverage may increase the Fund or an Underlying Fund's expenses and increase the impact of the Fund or or an Underlying Fund's other risks.
Liquidity    If a security is illiquid, the Fund or an Underlying Fund might be unable to sell the security at a time when the manager might wish to sell, and the security could have the effect of decreasing the overall level of the Fund's or an Underlying Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund or an Underlying Fund could realize upon disposition. The Fund or an Underlying Fund may make investments that become less liquid in response to market developments or adverse investor perception. The Fund or an Underlying Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund or an Underlying Fund.
Market    Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Fund costs and impair the ability of the Fund to achieve its investment objectives.
Market Capitalization    Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing the Fund or an Underlying Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued
Voya Diversified Emerging Markets Debt Fund
3

companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.
Mortgage- and/or Asset-Backed Securities    Defaults on, or low credit quality or liquidity of the underlying assets of the asset-backed (including mortgage-backed) securities held by the Fund or an Underlying Fund may impair the value of the securities. There may be limitations on the enforceability of any security interest granted with respect to those underlying assets. These securities also present a higher degree of prepayment and extension risk and interest rate risk than do other types of debt instruments.
Other Investment Companies    The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Fund or an Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund and a proportionate share of the expenses of each Underlying Fund.
Prepayment and Extension    Prepayment risk is the risk that principal on mortgages or other loan obligations underlying a security may be repaid prior to the stated maturity date which may reduce the market value of the security and the anticipated yield-to-maturity. Extension risk is the risk that an issuer will exercise its right to repay principal on an obligation held by the Fund or an Underlying Fund later than expected which may decrease the value of the obligation and prevent the Fund or an Underlying Fund from investing expected repayment proceeds in securities paying yields higher than the yields paid by the securities that were expected to be repaid.
Sovereign Debt    These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
Performance Information
The following information is intended to help you understand the risks of investing in the Fund. The following bar chart shows the changes in the Fund's performance from year to year, and the table compares the Fund's performance to the performance of a broad-based securities market index/indices for the same period. The Fund's performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The bar chart shows the performance of the Fund's Class A shares. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. However, the table includes all applicable fees and sales charges. Other class shares' performance would be higher or lower than Class A shares' performance because of the higher or lower expenses paid by Class A shares. The Fund's past performance (before and after taxes) is no guarantee of future results. For the most recent performance figures, go to www.voyainvestments.com/literature or call 1-800-992-0180.
Calendar Year Total Returns Class A
(as of December 31 of each year)

Best quarter: 2nd, 2014, 4.19% and Worst quarter: 2nd, 2013, -6.53%
4
Voya Diversified Emerging Markets Debt Fund

Average Annual Total Returns %
(for the periods ended December 31, 2014)

		1 Yr	5 Yrs	10 Yrs	Since Inception	Inception Date
Class A before taxes	%	2.14	N/A	N/A	-0.86	11/02/12
After tax on distributions	%	0.47	N/A	N/A	-2.70
After tax on distributions with sale	%	1.21	N/A	N/A	-1.47
J.P. Morgan EMBI Global Diversified Index[1]	%	7.43	N/A	N/A	1.70
40% J.P. Morgan GBI EM Global Diversified Index; 40% J.P. Morgan EMBI Global Diversified Index; and 20% J.P. Morgan Corporate EMBI Diversified Index Composite Index[1]	%	1.71	N/A	N/A	-0.98
Class C before taxes	%	2.88	N/A	N/A	-0.42	11/02/12
J.P. Morgan EMBI Global Diversified Index[1]	%	7.43	N/A	N/A	1.70
40% J.P. Morgan GBI EM Global Diversified Index; 40% J.P. Morgan EMBI Global Diversified Index; and 20% J.P. Morgan Corporate EMBI Diversified Index Composite Index[1]	%	1.71	N/A	N/A	-0.98
Class I before taxes	%	4.95	N/A	N/A	0.64	11/02/12
J.P. Morgan EMBI Global Diversified Index[1]	%	7.43	N/A	N/A	1.70
40% J.P. Morgan GBI EM Global Diversified Index; 40% J.P. Morgan EMBI Global Diversified Index; and 20% J.P. Morgan Corporate EMBI Diversified Index Composite Index[1]	%	1.71	N/A	N/A	-0.98
Class W before taxes	%	4.92	N/A	N/A	0.58	11/02/12
J.P. Morgan EMBI Global Diversified Index[1]	%	7.43	N/A	N/A	1.70
40% J.P. Morgan GBI EM Global Diversified Index; 40% J.P. Morgan EMBI Global Diversified Index; and 20% J.P. Morgan Corporate EMBI Diversified Index Composite Index[1]	%	1.71	N/A	N/A	-0.98
1	The index returns do not reflect deductions for fees, expenses, or taxes.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are shown for Class A shares only. After-tax returns for other classes will vary.
Portfolio Management
Investment Adviser	Sub-Adviser
Voya Investments, LLC	Voya Investment Management Co. LLC

Portfolio Managers
Jean-Dominique Bütikofer, CFA Portfolio Manager (since 10/14)	Brian Timberlake, Ph.D., CFA Portfolio Manager (since 05/13)
Matthew Toms, CFA Portfolio Manager (since 05/13)
Purchase and Sale of Fund Shares
Shares of the Fund may be purchased or sold on any business day (normally any day when the New York Stock Exchange is open). You can buy or sell shares of the Fund through a broker-dealer or other financial intermediary; by visiting our website at www.voyainvestments.com; by writing to us at Voya Investment Management, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034; or by calling us at 1-800-992-0180.
Minimum Initial Investment $ by share class

Class	A, C	I	W
Non-retirement accounts	$1,000	250,000	1,000
Retirement accounts	$250	250,000	1,000
Certain omnibus accounts	$250	—	—
Pre-Authorized Investment Plan	$1,000	250,000	1,000
There are no minimums for additional investments except that the Pre-Authorized Investment Plan requires a monthly investment of at least $100. For Class I shares, there is no minimum initial investment requirement for qualified retirement plans or other defined contribution plans and defined benefit plans that invest in the Voya funds through omnibus arrangements.
Tax Information
The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. If you are investing through a tax-deferred arrangement, you may be taxed upon withdrawals from that arrangement.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and/or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Voya Diversified Emerging Markets Debt Fund
5

KEY FUND INFORMATION

This Prospectus contains information about the Fund and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.
The Fund's Statement of Additional Information (“SAI”) is incorporated by reference into (legally made a part of) this Prospectus. It identifies investment restrictions, more detailed risk descriptions, a description of how the bond rating system works, and other information that may be helpful to you in your decision to invest. You may obtain a copy, without charge, from the Fund.
Other Voya mutual funds may also be offered to the public that have similar names, investment objectives, and principal investment strategies as those of the Fund. You should be aware that the Fund is likely to differ from these other Voya mutual funds in size and cash flow pattern. Accordingly, the performance of the Fund can be expected to vary from those of other Voya mutual funds.
The Fund is a series of Voya Mutual Funds (formerly, ING Mutual Funds) (“Trust”), a Delaware statutory trust. The Fund is managed by Voya Investments, LLC (formerly, ING Investments, LLC) (“Voya Investments” or “Adviser”). Voya Investment Management Co. LLC (formerly, ING Investment Management Co. LLC) (“Voya IM” or “Sub-Adviser”) is the Sub-Adviser to the Fund.
The Adviser and the Sub-Adviser are indirect, wholly-owned subsidiaries of Voya Financial, Inc. For more information about the Fund, the Adviser and the Sub-Adviser, please read “Management of the Fund” later in this Prospectus and the SAI.
Conflicts of Interest
The Adviser and Sub-Adviser have the authority to select and substitute Underlying Funds. The Adviser and Sub-Adviser may be subject to potential conflicts of interest in selecting Underlying Funds because the fees paid to them by some Underlying Funds are higher than fees paid by other Underlying Funds. However, the Adviser and Sub-Adviser have a fiduciary duty to the Fund and are legally obligated to act in the Fund's best interests when selecting Underlying Funds.
In making decisions on the allocation of the assets of the Fund among the Underlying Funds, the Adviser and Sub-Adviser are subject to several conflicts of interest because they serve as the Adviser and Sub-Adviser to the Fund and to the Underlying Funds. These conflicts could arise because the Adviser and Sub-Adviser or their affiliates earn higher net advisory fees (the advisory fee received less any sub-advisory fee paid and fee waivers or expense subsidies) on some of the Underlying Funds than others. For example, where the Underlying Funds have a sub-adviser that is affiliated with the Adviser or Sub-Adviser, the entire advisory fee is retained by a Voya company. Even where the net advisory fee is not higher for Underlying Funds sub-advised by an affiliate of the Adviser or Sub-Adviser, the Adviser and Sub-Adviser may have an incentive to prefer affiliated sub-advisers for other reasons, such as increasing assets under management or supporting new investment strategies, which in turn would lead to increased income to Voya. Further, the Adviser and Sub-Adviser may believe that redemption from an Underlying Fund will be harmful to that Underlying Fund, the Adviser and Sub-Adviser or an affiliate. Therefore, the Adviser and Sub-Adviser may have incentives to allocate and reallocate in a fashion that would advance their own economic interests, the economic interests of an affiliate or the interests of an Underlying Fund rather than the Fund.
The Adviser has developed an investment process using a Sub-Adviser that it believes will ensure the Fund is managed in the best interests of the shareholders of the Fund. Further, the Adviser and Sub-Adviser have adopted various policies and procedures that are intended to identify, monitor and address actual or potential conflicts of interest. Nonetheless, investors bear the risk that the Adviser's and Sub-Adviser's allocation decisions may be affected by their conflicts of interest.
Fundamental Policies
Fundamental investment policies contained in the SAI may not be changed without shareholder approval. The Board of Trustees (“Board”) and/or the Adviser may change any other policies and investment strategies.
Non-Fundamental Investment Policies
The Fund has adopted non-fundamental investment policies to invest the Fund's assets in securities that are consistent with the Fund's name. For more information about these policies, please consult the SAI.
6

KEY FUND INFORMATION (continued)

Fund Diversification
The Fund is diversified, as such term is defined in the Investment Company Act of 1940 as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).
Investor Diversification
Although an investor may achieve the same level of diversification by investing directly in a variety of the Underlying Funds, the Fund provides investors with a means to simplify their investment decisions by investing in a single diversified portfolio. For more information about the Underlying Funds, please see “Key Information About the Underlying Funds” later in this Prospectus.
Although the Fund is designed to serve as a component of a diversified investment portfolio of securities, no single mutual fund can provide an appropriate investment program for all investors. You should evaluate the Fund in the context of your personal financial situation, investment objectives, and other investments.
Temporary Defensive Strategies
When the Adviser or sub-adviser (if applicable) to the Fund or an Underlying Fund anticipates unusual market, economic, political, or other conditions, the Fund or Underlying Fund may temporarily depart from its principal investment strategies as a defensive measure. In such circumstances, the Fund or Underlying Fund may invest in securities believed to present less risk, such as cash, cash equivalents, money market fund shares and other money market instruments, debt securities that are high quality or higher quality than normal, more liquid securities, or others. While the Fund or Underlying Fund invests defensively, it may not achieve its investment objective. The Fund's or Underlying Fund's defensive investment position may not be effective in protecting its value. It is impossible to predict accurately how long such alternative strategies may be utilized. The types of defensive positions in which the Fund may engage are identified and discussed in the SAI.
Percentage and Rating Limitations
The percentage and rating limitations on Fund investments listed in this Prospectus apply at the time of investment.
Investment Not Guaranteed
Please note your investment is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.
Shareholder Reports
The Fund's fiscal year ends October 31. The Fund will send financial statements to its shareholders at least semi-annually. An annual shareholder report containing financial statements audited by the independent registered public accounting firm will be sent to shareholders every year.
7

MORE INFORMATION ABOUT THE FUND

Additional Information About the Investment Objective
The Fund's investment objective is non-fundamental and may be changed by a vote of the Fund's Board, without shareholder approval. The Fund will provide 60 days' prior written notice of any change in the non-fundamental investment objective. There is no guarantee the Fund will achieve its investment objective.
Additional Information About Principal Investment Strategies
For a complete description of the Fund's principal investment strategies, please see the Fund's summary prospectus or the summary section of this Prospectus. The Fund also invests in a combination of Underlying Funds that, in turn, invest directly in a wide range of stocks and debt instruments of various types and uses asset allocation strategies to determine how much to invest in the Underlying Funds. The Fund is designed to meet the needs of investors who wish to seek exposure to various types of stocks and debt instruments of various types through a single diversified investment.
Performance of the Fund Will Vary
The performance of the Fund depends upon the performance of the asset classes in which it invests, which are affected by changes in the economy and financial markets. We note that exposure to the asset classes can be achieved through investment in Underlying Funds, and the value of the Fund changes as the asset values of the Underlying Funds the Fund holds go up or down. The value of your Fund shares will fluctuate and may be worth more or less than the original cost. The timing of your investment may also affect performance.
Additional Information About the Fund's Risks
All mutual funds involve risk - some more than others - and there is always the chance that you could lose money or not earn as much as you hope. The Fund's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses.
Below is a discussion of the risks associated with certain of the types of securities in which the Fund may invest and certain of the investment practices that the Fund may use. For more information about these and other types of securities and investment techniques that may be used by the Fund, see the SAI.
Many of the investment techniques and strategies discussed in this Prospectus and in the SAI are discretionary, which means that the adviser or sub-adviser of the Fund can decide whether to use them. The Fund may invest in these securities or use these techniques as part of its principal investment strategies. However, the adviser or sub-adviser may also use these investment techniques or make investments in securities that are not a part of the Fund's principal investment strategies.
As we note in this Prospectus, when the Fund invests in Underlying Funds to gain exposure to asset classes in which it may invest, the Fund's performance will be affected by the investment techniques implemented by the Underlying Funds. Therefore, the discussion below also applies to an Underlying Fund's investments.
For more information about principal risks that apply only to the Underlying Funds, please see “Key Information About the Underlying Funds.”
Asset Allocation.    The success of a fund's or Underlying Fund’s strategy depends on the adviser's or sub-adviser's skill in allocating fund or Underlying Fund assets between the asset classes in which the fund or Underlying Fund invests and in choosing investments within those categories. There is a risk that a fund or Underlying Fund may allocate assets to an asset class that underperforms other asset classes.
Call.    During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond's maturity date. If forced to invest the unanticipated proceeds at lower interest rates, a fund or an Underlying Fund would experience a decline in income.
Company.    The price of a given company's stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.
Convertible Securities.    Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.
8

MORE INFORMATION ABOUT THE FUND (continued)

The value of a convertible security will normally fluctuate in some proportion to changes in the value of the underlying security because of the conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying security. A convertible security may also provide income and be subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk. In the event the issuer of a convertible security is unable to meet its financial obligations, declares bankruptcy, or becomes insolvent, an Underlying Fund could lose money. An Underlying Fund may be forced to convert a convertible security before it otherwise would do so, which may decrease the Underlying Fund's returns.
Credit.    Prices of bonds and other debt instruments can fall if the issuer's actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.
Credit Default Swaps.    A fund or an Underlying Fund may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, the fund or an Underlying Fund pays a fee to protect against the risk that a security held by the fund or the Underlying Fund will default. As a seller of the swap, a fund or an Underlying Fund receives payment(s) in return for its obligation to pay the counterparty the full notional value of the security in the event of a default of the security issuer. As a seller of a swap, a fund or an Underlying Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a fund or an Underlying Fund would be subject to investment exposure on the full notional value of the swap. Credit default swaps are particularly subject to counterparty, credit, correlation, valuation, liquidity and leveraging risks. Certain standardized swaps are subject to mandatory central clearing.  Central clearing is expected to reduce counterparty credit risk and increase liquidity, but central clearing does not make swap transactions risk free.
Currency.    To the extent that a fund or an Underlying Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad. As a result, a fund or an Underlying Fund's investments in foreign currency or foreign currency-denominated securities may reduce the value of a fund or an Underlying Fund's assets.
Derivative Instruments.    Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of an Underlying Fund and reduce its returns. Derivatives may not perform as expected, so an Underlying Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose an Underlying Fund to the risk of improper valuation. Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. The investment of an Underlying Fund's assets required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by an Underlying Fund; therefore, the purchase of certain derivatives may have an economic leveraging effect on an Underlying Fund; thus exaggerating any increase or decrease in the net asset value of an Underlying Fund. Investments in derivatives are generally negotiated over-the-counter with a single counterparty and as a result are subject to credit risks related to the counterparty's ability to perform its obligations and further that any deterioration in the counterparty's creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause an Underlying Fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or for prices that do not reflect current market value. An Underlying Fund's adviser or sub-adviser might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market's movements and may have unexpected or undesired results such as a loss or a reduction in gains to an Underlying Fund.
Foreign Investments/Developing and Emerging Markets.    To the extent a fund or an Underlying Fund invests in securities of issuers in markets outside the United States, its share price may be more volatile than if it invested in securities of issuers in the U.S. market due to, among other things, the following factors: comparatively unstable political, social
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and economic conditions, and limited or ineffectual judicial systems; comparatively small market sizes, making securities less liquid and securities prices more sensitive to the movements of large investors and more vulnerable to manipulation; governmental policies or actions, such as high taxes, restrictions on currency movements, replacement of currency, potential for default on sovereign debt, trade or diplomatic disputes, creation of monopolies, and the seizure of private property through confiscatory taxation and expropriation or nationalization of company assets; incomplete, outdated, or unreliable information about securities issuers due to less stringent market regulation and accounting standards; comparatively undeveloped markets and weak banking and financial systems; market inefficiencies, such as higher transaction costs, and administrative difficulties, such as delays in processing transactions; and fluctuations in foreign currency exchange rates, which could reduce gains or widen losses. In addition, foreign taxes could reduce the income available to distribute to shareholders, and special U.S. tax considerations could apply to foreign investments. Depositary receipts are subject to risks of foreign investments and might not always track the price of the underlying foreign security. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.
Foreign investment risks may be greater in developing and emerging markets than in developed markets, for such reasons as social or political unrest, heavy economic dependence on agriculture or exports (particularly commodities), undeveloped or overburdened infrastructures, vulnerability to natural disasters, significant and unpredictable government intervention in markets or the economy, currency devaluations, runaway inflation, environmental problems, and business practices that depart from norms for developed countries and less developed or liquid markets for securities generally.
High-Yield Securities.    Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments. Investments in high-yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt instruments, but they also typically entail greater potential price volatility and principal and income risk. The prices of high-yield securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. High-yield securities structured as zero-coupon or pay-in-kind securities tend to be more volatile. The secondary market in which high-yield securities are traded is generally less liquid than the market for higher grade bonds. At times of less liquidity, it may be more difficult to value high-yield securities.
Interest in Loans.    The value and the income streams of interests in loans (including participation interests in lease financings and assignments in secured variable or floating rate loans) will decline if borrowers delay payments or fail to pay altogether. A large rise in interest rates could increase this risk. Although loans are generally fully collateralized when purchased, the collateral may become illiquid or decline in value. Many loans themselves carry liquidity and valuation risks.
Interest Rate.    With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed increases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase a fund’s or an Underlying Fund's exposure to risks associated with rising interest rates. Rising interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For fixed-income securities, an increase in interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain fund or Underlying Fund investments, adversely affect values, and increase a fund’s or Underlying Fund’s costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets.
Leverage.    Certain transactions and investment strategies may give rise to leverage. Such transactions and investment strategies include, but are not limited to: borrowing, dollar rolls, reverse repurchase agreements, loans of portfolio securities and the use of when-issued, delayed-delivery or forward-commitment transactions. The use of certain derivatives may also increase leveraging risk. The use of leverage may increase a fund or an Underlying Fund's expenses and increase the impact of a fund or an Underlying Fund's other risks. The use of leverage may exaggerate any increase or decrease in the net asset value of a fund or an Underlying Fund. To mitigate leveraging risk, a fund or an Underlying Fund will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage
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may cause a fund or an Underlying Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements resulting in increased volatility of returns. Leverage, including borrowing, may cause a fund or an Underlying Fund to be more volatile than if a fund or an Underlying Fund had not been leveraged.
Liquidity.    If a security is illiquid, a fund or an Underlying Fund might be unable to sell the security at a time when the fund or the Underlying Fund's manager might wish to sell, and the security could have the effect of decreasing the overall level of the fund's or the Underlying Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount a fund or an Underlying Fund could realize upon disposition. A fund or an Underlying Fund may make investments that become less liquid in response to market developments or adverse investor perception. A fund or an Underlying Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the fund or the Underlying Fund.
Market.    Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to fund costs and impair the ability of a fund or an Underlying Fund to achieve its investment objectives.
Market Capitalization.    Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing a fund or an Underlying Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.
Mortgage- and/or Asset-Backed Securities.    Defaults on, or low credit quality or liquidity of the underlying assets of the asset-backed (including mortgage-backed) securities held by a fund or an Underlying Fund may impair the value of the securities. There may be limitations on the enforceability of any security interest granted with respect to those underlying assets. These securities also present a higher degree of prepayment and extension risk and interest rate risk than do other types of debt instruments. Because of prepayment risk and extension risk, small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain asset-backed securities. The value of longer-term securities generally changes more in response to changes in interest rates than shorter term securities.
During an economic downturn, the mortgages, commercial or consumer loans, trade or credit card receivables, installment purchase obligations, leases, or other debt obligations underlying an asset-backed security may experience an increase in defaults as borrowers experience difficulties in repaying their loans which may cause the valuation of such securities to be more volatile and may reduce the value of such securities. These risks are particularly heightened for investments in asset-backed securities that contain sub-prime loans which are loans made to borrowers with weakened credit histories and often have higher default rates.
Other Investment Companies.    The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because a fund or an Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of a fund and a proportionate share of the expenses of the Underlying Fund.
Other investment companies include exchange-traded funds (“ETFs”) and Holding Company Depositary Receipts (“HOLDRs”), among others. ETFs are exchange-traded investment companies that are, in many cases, designed to provide investment results corresponding to an index. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Additional risks of investments in ETFs include: (i) the market price of an ETF's shares may trade at a discount to its net asset value; (ii) an active
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trading market for an ETF's shares may not develop or be maintained; or (iii) trading may be halted if the listing exchanges' officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have a dramatic impact on their value.
Prepayment and Extension.    Prepayment risk is the risk that principal on mortgages or other loan obligations underlying a security may be repaid prior to the stated maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. Extension risk is the risk that an issuer will exercise its right to repay principal on an obligation held by a fund or an Underlying Fund later than expected, which may decrease the value of the obligation and prevent a fund or an Underlying Fund from investing expected repayment proceeds in securities paying yields higher than the yields paid by the securities that were expected to be repaid.
Sovereign Debt.    These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.
Additional Risks
The discussion below also includes risks that are not considered to be principal risks of the Fund, but are considered to be relevant to the Fund.
Counterparty.    The entity with which a fund or an Underlying Fund conducts portfolio-related business (such as trading or securities lending), or that underwrites, distributes or guarantees investments or agreements that the fund or the Underlying Fund owns or is otherwise exposed to, may refuse or may become unable to honor its obligations under the terms of a transaction or agreement. As a result, a fund or an Underlying Fund may sustain losses and be less likely to achieve its investment objective. These risks may be greater when engaging in over-the-counter transactions.
Duration.    One measure of risk for debt instruments is duration. Duration measures the sensitivity of a bond's price to interest rate movements and is one of the tools used by a portfolio manager in selection of debt instruments. Historically, the maturity of a bond was also used as a proxy for the sensitivity of a bond's price to changes in interest rates, otherwise known as a bond's interest rate risk or volatility. According to this measure, the longer the maturity of a bond, the more its price will change for a given change in market interest rates. However, this method ignores the amount and timing of all cash flows from the bond prior to final maturity. Duration is a measure of the average life of a bond on a present value basis which was developed to incorporate a bond's yield, coupons, final maturity and call features into one measure. As a point of reference, the duration of a noncallable 7% coupon bond with a remaining maturity of 5 years is approximately 4.5 years and the duration of a noncallable 7% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in interest rates may impact the duration calculation. For example, the price of a bond with an average duration of 4.5 years would be expected to fall approximately 4.5% if interest rates rose by one percentage point. Conversely, the price of a bond with an average duration of 4.5 years would be expected to rise approximately 4.5% if interest rates dropped by one percentage point.
Increase in Expenses.    Your actual cost of investing in a fund may be higher or lower than the expenses shown in the fund's “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if a fund's Acquired Fund Fees and Expenses increase as a result of the decrease in the Underlying Funds' assets. The Underlying Funds' assets may decrease and Underlying Funds expense ratios increase for many reasons, including volatility in the Underlying Funds' net asset value caused by volatility in the secondary markets for assets in which the Underlying Funds invests.
Manager.    A fund, and each Underlying Fund (except index funds), is subject to manager risk because it is an actively managed investment portfolio. The adviser, the sub-adviser or each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for a fund or an Underlying Fund, but there can be no guarantee that these will produce the desired results. Many managers of equity funds employ styles that are characterized as “value” or “growth.” However, these terms can have different application by different managers. One manager's value approach may be different from another, and one manager's growth approach may be different from another.
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For example, some value managers employ a style in which they seek to identify companies that they believe are valued at a more substantial or “deeper discount” to a company's net worth than other value managers. Therefore, some funds that are characterized as growth or value can have greater volatility than other funds managed by other managers in a growth or value style.
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KEY INFORMATION ABOUT THE UNDERLYING FUNDS

The Fund seeks to meet its investment objectives by allocating its assets among the Underlying Funds. Because the Fund invests in the Underlying Funds, shareholders will be affected by the investment strategies of each Underlying Fund. Information is provided below as of the date of this Prospectus regarding each Underlying Fund, including its investment adviser, sub-adviser, investment objective, main investments and main risks. This information is intended to provide potential investors in the Fund with information that they may find useful in understanding the investment history and risks of the Underlying Funds.
You should note that the adviser or sub-adviser (if applicable) may or may not invest in each of the Underlying Funds listed. Further, over time, the Fund will alter its allocation of assets among the Underlying Funds and may add or remove Underlying Funds that are considered for investment. Therefore, it is not possible to predict the extent to which the Fund will be invested in each Underlying Fund at any one time. As a result, the degree to which the Fund may be subject to the risks of a particular Underlying Fund will depend on the extent to which the Fund has invested in the Underlying Fund.

Underlying Fund: Voya Emerging Markets Corporate Debt Fund (formerly, ING Emerging Markets Corporate Debt Fund)
Investment Adviser: Voya Investments, LLC
Sub-Adviser: Voya Investment Management Co. LLC
Investment Objective: Maximize total return through a combination of current income and capital appreciation.
Main Investments: The fund invests at least 80% of its net assets (plus borrowings made for investment purposes) in fixed-income and floating rate debt instruments of corporate issuers in emerging market countries. The fund may invest in all types of foreign and emerging market fixed-income and floating rate debt instruments and will invest primarily in fixed-income and floating rate debt instruments of corporations. The fund's holdings may be denominated in U.S. dollars and foreign currencies. The fund's investments in derivatives and other synthetic instruments that have economic characteristics similar to these investments will be counted toward satisfaction of the 80% policy. The fund may also invest in other types of securities including, but not limited to, fixed-income and floating rate debt instruments of non-emerging market foreign issuers. The fund may concentrate its portfolio investments under certain circumstances. Generally, the fund will not invest in a security if, after the investment, more than 25% of its total assets would be invested in any one industry or group of industries, provided that the fund may invest between 25% and 35% of its total assets (or such other percentage to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder) in the securities of any one industry group or group of industries, if at the time of investment, that industry or group of industries represents 20% or more of the fund's primary benchmark index. The fund's primary benchmark index is the J.P. Morgan Corporate Emerging Markets Bond Index Diversified. As of June 30, 2014, the primary benchmark index was concentrated in the banking industry and the fund may concentrate in the banking industry. Fixed-income and floating rate debt instruments include bonds, debt securities, and other similar instruments. Debt securities may include, without limitation, bonds, debentures, notes, convertible securities, commercial paper, loans and related assignments and participations, corporate debt, asset-backed securities, bank certificates of deposit, fixed time deposits, bankers' acceptances, and money market instruments including money market funds denominated in U.S. dollars or other currencies. In addition, the fund may invest in dividend-paying convertible stocks and convertible bonds, and preferred stocks. Emerging market countries include all countries in the world except Australia, Austria, Belgium, Canada, Cyprus, Denmark, Estonia, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Japan, Malta, The Netherlands, New Zealand, Norway, Portugal, Slovakia, Slovenia, Spain, Sweden, Switzerland, the United Kingdom, and the United States. An emerging market issuer is one: (i) that is organized under the laws of, or has a principal place of business in an emerging market country; (ii) where the principal securities market is in an emerging market country; (iii) that derives at least 50% of its total revenues or profits from goods that are produced or sold, investments made, or services performed in emerging market countries; or (iv) at least 50% of the assets of which are located in emerging market countries. The fund may invest in companies of any market capitalization. The fund may engage in leveraging by borrowing money and investing the proceeds of such loans in portfolio securities to the extent permitted under the 1940 Act. The fund may invest in obligations of any credit quality and may invest without limit in debt securities that are below investment-grade (commonly referred to as “junk bonds”). The fund expects to maintain a weighted average portfolio duration of between 0 and 10 years. The fund may utilize various derivative instruments and related strategies for various purposes, including, to increase or decrease exposure to a particular market, segment of the market, or security; to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. The fund may utilize derivatives of all types and may
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invest in, without limitation, call and put options (including options on futures contracts); futures and forward contracts, and swap agreements (including total return, interest rate, credit default, and currency swaps); credit linked notes, structured notes and other related instruments with respect to individual bonds and other securities; indices and baskets of securities; interest rates; and currencies as part of its principal investment strategies. Currency hedging to the U.S. dollar is permitted, but not required. The fund is non-diversified, which means it may invest a significant portion of its assets in a single issuer. The fund may also invest a large percentage of its assets in a small number of countries or in a particular region. The fund will not invest more than 25% of its net assets in any one emerging market country as measured at the time of purchase. The fund may invest in securities of other investment companies, including exchange-traded funds, to the extent permitted under the 1940 Act. The fund may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.
Main Risks: Call, company, concentration, convertible securities, credit, currency, derivative instruments, foreign investments/developing and emerging markets, high-yield securities, interest in loans, interest rate, issuer non-diversification, leverage, liquidity, market, market capitalization, mortgage- and/or asset-backed securities, other investment companies, prepayment and extension, and securities lending.

Underlying Fund: Voya Emerging Markets Hard Currency Debt Fund (formerly, ING Emerging Markets Hard Currency Debt Fund)
Investment Adviser: Voya Investments, LLC
Sub-Adviser: Voya Investment Management Co. LLC
Investment Objective: Maximize total return through a combination of current income and capital appreciation.
Main Investments: The fund invests at least 80% of its net assets (plus borrowings made for investment purposes) in fixed-income and floating rate debt instruments of governments (“Sovereigns”) and governmental entities, agencies, and other issuers the obligations of which are guaranteed by Sovereigns (“Quasi-Sovereigns”) of emerging market countries which are denominated in U.S. dollars and foreign hard currencies. Hard currencies are currencies in which investors have confidence and are typically currencies of economically and politically stable industrialized nations. The fund's investments in derivatives and other synthetic instruments that have economic characteristics similar to these investments will be counted toward satisfaction of the 80% policy. The fund may also invest up to 20% of its assets in fixed-income and floating rate debt instruments of emerging market companies denominated in U.S. dollars and foreign hard currencies. Fixed-income and floating rate debt instruments include bonds, debt securities, and other similar instruments issued by Sovereigns, Quasi-Sovereigns, and companies denominated in hard currency. Debt securities may include, without limitation, bonds, debentures, notes, convertible securities, commercial paper, loans and related assignments and participations, corporate debt, asset-backed securities, bank certificates of deposit, fixed time deposits, bankers' acceptances, and money market instruments including money market funds denominated in U.S. dollars or other currencies. Emerging market countries include all countries in the world except Australia, Austria, Belgium, Canada, Cyprus, Denmark, Estonia, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Japan, Malta, The Netherlands, New Zealand, Norway, Portugal, Slovakia, Slovenia, Spain, Sweden, Switzerland, the United Kingdom, and the United States. An emerging market issuer is one: (i) that is organized under the laws of, or has a principal place of business in an emerging market country; (ii) where the principal securities market is in an emerging market country; (iii) that derives at least 50% of its total revenues or profits from goods that are produced or sold, investments made, or services performed in emerging market countries; or (iv) at least 50% of the assets of which are located in emerging market countries. The fund may invest in companies of any market capitalization. The fund may engage in leveraging by borrowing money and investing the proceeds of such loans in portfolio securities to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The fund may invest in obligations of any credit quality and may invest without limit in debt securities that are below investment-grade (commonly referred to as “junk bonds”). The fund expects to maintain a weighted average portfolio duration of between 0 and 10 years. The fund may utilize various derivative instruments and related strategies for various purposes, including, to increase or decrease exposure to a particular market, segment of the market, or security; to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. The fund may utilize derivatives of all types and may invest in, without limitation, call and put options (including options on futures contracts); futures and forward contracts, and swap agreements (including total return, interest rate, and credit default swaps); credit linked notes, structured notes, and other related instruments with respect to individual bonds and other securities; indices and baskets of securities; interest rates; and currencies as part of its principal investment strategies. The fund may
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invest up to 20% of its net assets in fixed-income and floating rate debt instruments denominated in U.S. dollars and foreign currencies that do not meet the criteria of hard currencies, including currencies issued by emerging market countries. The fund is non-diversified, which means it may invest a significant portion of its assets in a single issuer. The fund may also invest a large percentage of its assets in a small number of countries or in a particular region. The fund will not invest more than 25% of its net assets in any one emerging market country as measured at the time of purchase. The fund may invest in securities of other investment companies, including exchange-traded funds, to the extent permitted under the 1940 Act. The fund may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.
Main Risks: Call, company, convertible securities, credit, currency, derivative instruments, foreign investments/developing and emerging markets, high-yield securities, interest in loans, interest rate, issuer non-diversification, leverage, liquidity, market, market capitalization, mortgage- and/or asset-backed securities, other investment companies, prepayment and extension, securities lending, and sovereign debt.

Underlying Fund: Voya Emerging Markets Local Currency Debt Fund (formerly, ING Emerging Markets Local Currency Debt Fund)
Investment Adviser: Voya Investments, LLC
Sub-Adviser: Voya Investment Management Co. LLC
Investment Objective: Maximize total return through a combination of current income and capital appreciation.
Main Investments: The fund invests at least 80% of its net assets (plus borrowings made for investment purposes) in fixed-income and floating rate debt instruments of issuers in emerging market countries which are denominated in emerging market currencies; and in derivative instruments that provide investment exposure to such securities. The fund normally invests primarily in fixed-income and floating rate debt instruments that are issued by governments, governmental agencies, supranational organizations, and corporations. Fixed-income and floating rate debt instruments include bonds, debt securities, and other similar instruments issued by governments, governmental agencies, supranational organizations,and corporations denominated in U.S. dollars, foreign hard currencies, and emerging market currencies. Debt securities may include, without limitation, bonds, debentures, notes, convertible securities, commercial paper, loans and related assignments and participations, corporate debt, asset-backed securities, bank certificates of deposit, fixed time deposits, bankers' acceptances, and money market instruments including money market funds denominated in U.S. dollars or other currencies. Emerging market countries include most countries in the world except Australia, Austria, Belgium, Canada, Cyprus, Denmark, Estonia, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Japan, Malta, The Netherlands, New Zealand, Norway, Portugal, Slovakia, Slovenia, Spain, Sweden, Switzerland, the United Kingdom, and the United States. An emerging market issuer is one: (i) that is organized under the laws of, or has a principal place of business in an emerging market country; (ii) where the principal securities market is in an emerging market country; (iii) that derives at least 50% of its total revenues or profits from goods that are produced or sold, investments made, or services performed in emerging market countries; or (iv) at least 50% of the assets of which are located in emerging market countries. The fund may invest in companies of any market capitalization. The fund may engage in leveraging by borrowing money and investing the proceeds of such loans in portfolio securities to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The fund may invest in obligations of any credit quality and may invest without limit in debt securities that are below investment-grade (commonly referred to as “junk bonds”). While the fund expects to maintain a weighted average portfolio duration of between 2 and 6 years, there are no maturity restrictions on the overall portfolio. The fund may utilize various derivative instruments and related strategies for various purposes, including, to increase or decrease exposure to a particular market, segment of the market, or security; to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. The fund may utilize derivatives of all types and may invest in, without limitation, call and put options (including options on futures contracts); futures and forward contracts, and swap agreements (including total return, interest rate, credit default, and currency swaps); credit linked notes, structured notes, and other related instruments with respect to individual bonds and other securities; indices and baskets of securities; interest rates; and currencies as part of its principal investment strategies. Currency hedging into the U.S. dollar is permitted, but not required, and the fund will be heavily exposed to foreign currencies. The fund is permitted to take short positions in currencies (including the U.S. dollar). In addition, the fund may use currency forwards, interest rate swaps, and futures in order to take long or short positions with respect to its exposure to a particular country, subject to the fund's restrictions on currency forwards, futures, and swaps. The fund may also
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invest up to 20% of its assets in fixed-income and floating rate debt instruments denominated in U.S. dollars and foreign currencies that do not meet the criteria of local currencies, including currencies issued by emerging market countries. The fund is non-diversified, which means it may invest a significant portion of its assets in a single issuer. The fund may also invest a large percentage of its assets in a small number of countries or in a particular region. The fund will not invest more than 25% of its net assets in any one emerging market country as measured at the time of purchase. The fund may invest in securities of other investment companies, including exchange-traded funds, to the extent permitted under the 1940 Act. The fund may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.
Main Risks: Call, company, convertible securities, credit, currency, derivative instruments, foreign investments/developing and emerging markets, high-yield securities, interest in loans, interest rate, issuer non-diversification, leverage, liquidity, market, market capitalization, mortgage- and/or asset-backed securities, other investment companies, prepayment and extension, securities lending, and sovereign debt.

MORE INFORMATION ABOUT PRINCIPAL RISKS THAT APPLY ONLY TO THE UNDERLYING FUNDS
The following are principal risks that apply only to the Underlying Funds:
Concentration in Banking Industry.    As a result of an Underlying Fund “concentrating,” as that term is defined in the 1940 Act, its assets in securities related to a particular industry, the Underlying Fund may be subject to greater market fluctuations than a fund that has securities representing a broader range of investment alternatives. If securities of the particular industry as a group fall out of favor, an Underlying Fund could underperform funds that have greater industry diversification. When an Underlying Fund is concentrated in the banking industry, the risks include, but are not limited to, credit risk, interest rate risk, and regulatory risk. Banks and other financial institutions can be affected by such factors as downturns in the U.S. and foreign economies, the deterioration or failure of other financial institutions, and changes in banking or securities regulations. Changes in legislation in past years have increased competition in the industry. Interest rate changes can have a significant impact on the banking industry, particularly on banks that face exposure to credit losses.
Issuer Non-Diversification.    One or more of the Underlying Funds may be classified as a “non-diversified” investment company and, therefore, is subject to the risks of focusing investments in a small number of issuers, industries or foreign currencies, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Underlying Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than Underlying Funds that are “diversified.” Even though classified as non-diversified, an Underlying Fund may actually maintain a portfolio that is diversified with a large number of issuers. In such an event, the Underlying Fund would benefit less from appreciation in a single issuer than if it had greater exposure to that issuer.
Securities Lending.    Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that a fund or an Underlying Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that a fund or an Underlying Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.
To generate additional income, a fund or an Underlying Fund may lend securities to financial institutions that are believed to be creditworthy by its adviser. When lending securities, a fund or an Underlying Fund will receive cash or U.S. government securities as collateral.
When a fund or an Underlying Fund lends its securities, it is responsible for investing the cash it receives as collateral from the borrower, and a fund or an Underlying Fund could incur losses in connection with the investment of such collateral, often referred to as “investment risk.” A fund or an Underlying Fund will minimize investment risk by limiting the investment of cash collateral to high quality instruments of short maturity.
A fund or an Underlying Fund may also lose money from the failure of a borrower to return a borrowed security in a timely manner, often referred to as “borrower default risk.” In the event of a borrower default, a fund or an Underlying Fund will be protected to the extent a fund or an Underlying Fund is able to exercise its rights in the collateral promptly and the value of such collateral is sufficient to purchase replacement securities. In addition, a fund or an Underlying Fund will be protected by its securities lending agent, which has agreed to indemnify the fund from losses resulting from borrower default.
17

PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures regarding the release of portfolio holdings information is available in the Fund's SAI. Portfolio holdings information can be reviewed online at www.voyainvestments.com.
18

MANAGEMENT OF THE FUND

The Investment Adviser
Voya Investments, an Arizona limited liability company, serves as the investment adviser to the Fund. Voya Investments has overall responsibility for the management of the Fund. Voya Investments oversees all investment advisory and portfolio management services for the Fund. Voya Investments is registered with the SEC as an investment adviser.
The Adviser is an indirect, wholly-owned subsidiary of Voya Financial, Inc. (formerly, ING U.S., Inc.) Voya Financial, Inc. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries. As of the date of this Prospectus, Voya Financial, Inc. is a subsidiary of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin, with operations in more than 40 countries.
Voya Investments' principal office is located at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258. As of December 31, 2014, Voya Investments managed approximately $54 billion in assets.
In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including Voya Financial, Inc., before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep must divest at least 25% of Voya Financial, Inc. by the end of 2013, more than 50% by the end of 2014, and the remaining interest by the end of 2016 (such divestment, the “Separation Plan”).
In May 2013, Voya Financial, Inc. conducted an initial public offering of its common stock (the “IPO”). In October 2013, March 2014, and September 2014, ING Groep divested additional shares in several secondary offerings of common stock of Voya Financial, Inc. and concurrent share repurchases by Voya Financial, Inc. These transactions reduced ING Groep’s ownership interest in Voya Financial, Inc. to 32%. Voya Financial, Inc. did not receive any proceeds from these offerings.
In November 2014, through an additional secondary offering and the concurrent repurchase of shares by Voya Financial, Inc., ING Groep further reduced its interest in Voya Financial, Inc. below 25% to approximately 19% (the “November 2014 Offering”). The November 2014 Offering was deemed by the Adviser to be a change of control (the “Change of Control”), which resulted in the automatic termination of the existing investment advisory and sub-advisory agreements under which the Adviser and Sub-Adviser provide services to the Fund. In anticipation of this termination, and in order to ensure that the existing investment advisory and sub-advisory services could continue uninterrupted, in 2013 the Board approved new advisory and sub-advisory agreements for the Fund in connection with the IPO. In addition, in 2013, shareholders of the Fund approved new investment advisory and affiliated sub-advisory agreements prompted by the IPO, as well as any future advisory and affiliated sub-advisory agreements prompted by the Separation Plan that are approved by the Board and that have terms not materially different from the current agreements. This meant that shareholders would not have another opportunity to vote on a new agreement with the Adviser or a current affiliated sub-adviser even upon a change of control prompted by the Separation Plan, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of Voya Financial, Inc.
On November 18, 2014 in response to the Change of Control, the Board, at an in-person meeting, approved new investment advisory and affiliated sub-advisory agreements. At that meeting, the Adviser represented that the agreements approved by the Board were not materially different from the agreements approved by shareholders in 2013 and no single person or group of persons acting together was expected to gain “control” (as defined in the 1940 Act) of Voya Financial, Inc. As a result, shareholders of the Fund will not be asked to vote again on these new agreements with the Adviser and affiliated sub-advisers.
19

MANAGEMENT OF THE FUND (continued)

Management Fee
The Adviser receives an annual fee of 0.70% as a percentage of the Fund's average daily net assets.
The Adviser is responsible for all of its own costs, including costs of its personnel required to carry out its investment advisory duties.
The following table shows the aggregate annual management fee paid by the Fund for the most recent fiscal year as a percentage of the Fund's average daily net assets:
Management Fee
Voya Diversified Emerging Markets Debt Fund	0.70%
For information regarding the basis for the Board’s approval of the investment advisory and investment sub-advisory relationships (if applicable), please refer to the Fund's annual shareholder report dated October 31, 2014.
The Sub-Adviser and Portfolio Managers
The Adviser has engaged a sub-adviser to provide the day-to-day management of the Fund's portfolio. The sub-adviser is an affiliate of the Adviser.
The Adviser acts as a “manager-of-managers” for the Fund. The Adviser has ultimate responsibility, subject to the oversight of the Fund’s Board, to oversee any sub-advisers and to recommend the hiring, termination, or replacement of sub-advisers. The Fund and the Adviser have received exemptive relief from the SEC which permits the Adviser, with the approval of the Fund’s Board but without obtaining shareholder approval, to enter into or materially amend a sub-advisory agreement with sub-advisers that are not affiliated with the Adviser (“non-affiliated sub-advisers”) as well as sub-advisers that are indirect or direct, wholly-owned subsidiaries of the Adviser or of another company that, indirectly or directly wholly owns the Adviser (“wholly-owned sub-advisers”).
Consistent with the “manager-of-managers” structure, the Adviser delegates to the sub-advisers of the Fund the responsibility for asset allocation amongst the underlying funds, subject to the Adviser’s oversight. The Adviser is responsible for, among other things, monitoring the investment program and performance of the sub-advisers of the Fund. Pursuant to the exemptive relief, the Adviser, with the approval of the Fund’s Board, has the discretion to terminate any sub-adviser (including terminating a non-affiliated sub-adviser and replacing it with a wholly-owned sub-adviser), and to allocate and reallocate the Fund’s assets among other sub-advisers. In these instances, the Adviser may have an incentive to select or retain an affiliated sub-adviser. In the event that the Adviser exercises its discretion to replace a sub-adviser of the Fund or add a new sub-adviser to the Fund, the Fund will provide shareholders with information about the new sub-adviser and the new sub-advisory agreement within 90 days. The appointment of a new sub-adviser or the replacement of an existing sub-adviser may be accompanied by a change to the name of the Fund and a change to the investment strategies of the Fund.
Under the terms of the sub-advisory agreement, the agreement can be terminated by the Adviser or the Fund’s Board. In the event a sub-advisory agreement is terminated, the sub-adviser may be replaced subject to any regulatory requirements or the Adviser may assume day-to-day investment management of the Fund.
The “manager-of-managers” structure and reliance on the exemptive relief has been approved by the Fund’s shareholders.
Voya Investment Management Co. LLC
Voya IM, a Delaware limited liability company, was founded in 1972 and is registered with the SEC as an investment adviser. Voya IM is an indirect, wholly-owned subsidiary of Voya Financial, Inc. and is an affiliate of the Adviser. Voya IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. Voya IM's principal office is located at 230 Park Avenue, New York, New York 10169. As of December 31, 2014, Voya IM managed approximately $85.5 billion in assets.
The following individuals are jointly responsible for the day-to-day management of the Fund.
Jean-Dominique Bütikofer, CFA, Portfolio Manager, is Head of Emerging Markets for Voya IM’s fixed-income team. Mr. Bütikofer directs the investment strategy for Emerging Markets, including sovereign and corporate debt, macro analysis, country research, sovereign risk, currencies, local rates and asset allocation across sub asset-classes. Prior to joining Voya IM in 2014, he served as the head of emerging markets fixed income – macro, sovereign and currencies – for Union Bancaire Privee (UBP Investment Management) in Zurich (2006-2014).
20

MANAGEMENT OF THE FUND (continued)

Brian Timberlake, Ph.D., CFA, Portfolio Manager, is currently Head of Fixed Income Research. Prior to this position, Mr. Timberlake was Head of Quantitative Research and before that, a Senior Quantitative Analyst. He joined Voya IM in 2003.
Matthew Toms, CFA, Portfolio Manager, joined Voya IM in September, 2009 as Senior Vice President and Head of U.S. Public Fixed-Income Investments. In this role, Mr. Toms directly oversees the investment teams responsible for investment-grade corporate, high-yield corporate, structured product, and money market strategies for the general account as well as external client business; as well as ensures coordination of credit strategies across developed and emerging markets. Prior to joining Voya IM, Mr. Toms was employed by Calamos Investments from March, 2007 to September, 2009, where he established and grew their fixed-income business. From May, 2000 to March, 2007, Mr. Toms was employed by Northern Trust and Lincoln National in various different roles.
Additional Information Regarding the Portfolio Managers
The SAI provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager, and each portfolio manager's ownership of securities in the Fund.
The Administrator
Voya Funds Services, LLC (formerly, ING Funds Services, LLC) (“Administrator”) serves as administrator to the Fund and receives an annual administrative services fee equal to 0.10% of the Fund's average daily net assets.
Subject to the supervision of the Board, the Administrator provides all administrative services reasonably necessary for the ordinary operation of the Fund other than the investment advisory services performed by the Adviser or Sub-Adviser including, but not limited to, acting as a liaison among the various service providers to the Fund, including the custodian, transfer agent, and such other service providers as may be retained by the Fund. The Administrator provides the Fund, at the Administrator's expense, with adequate personnel, office space, communications facilities, and other facilities necessary for operation of the Fund.
The Distributor
Voya Investments Distributor, LLC (formerly, ING Investments Distributor, LLC) (“Distributor”) is the principal underwriter and distributor of the Fund. It is a Delaware limited liability company with its principal offices at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258.
The Distributor is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org or the Public Disclosure Hotline at 800-289-9999.
21

CLASSES OF SHARES

Choosing a Share Class
When choosing between classes, you should carefully consider: (1) how long you plan to hold shares of the Fund; (2) the amount of your investment; (3) the expenses you'll pay for each class, including ongoing annual expenses along with the initial sales charge or the contingent deferred sales charges (“CDSC”); and (4) whether you qualify for any sales charge discounts. Please review the disclosure about all of the available share classes carefully. Before investing, you should discuss with your financial intermediary which share class may be right for you.
The tables below summarize the features of the classes of shares available through this Prospectus. Fund charges may vary so you should review the Fund's fee table as well as the section entitled “Sales Charges” in this Prospectus.
Summary of primary differences among share classes:
Class A
Initial Sales Charge	Up to 2.50% (reduced for purchases of $100,000 or more and eliminated for purchases of $1 million or more)
Contingent Deferred Sales Charge	None (except that with respect to purchases of $1 million or more for which the initial sales charge was waived, a charge of 1.00% applies to redemptions made within 18 months)[1]
Distribution and/or Shareholder Services (12b-1) Fees	0.25% annually
Purchase Maximum	None
Minimum Initial Purchase/Minimum Account Size	$1,000 ($250 for IRAs)/$1,000 ($250 for IRAs)
Minimum Subsequent Purchases	None
Minimum Initial Account Balance for Systematic Exchange Privilege	$5,000
Conversion	None

Class C
Initial Sales Charge	None
Contingent Deferred Sales Charge	1.00% if the shares are sold within one year from the date of purchase
Distribution and/or Shareholder Services (12b-1) Fees	1.00% annually
Purchase Maximum	$1,000,000
Minimum Initial Purchase/Minimum Account Size	$1,000 ($250 for IRAs)/$1,000 ($250 for IRAs)
Minimum Subsequent Purchases	None
Minimum Initial Account Balance for Systematic Exchange Privilege	$5,000
Conversion	None

Class I
Initial Sales Charge	None
Contingent Deferred Sales Charge	None
Distribution and/or Shareholder Services (12b-1) Fees	None
Purchase Maximum	None
Minimum Initial Purchase2,*/Minimum Account Size	$250,000/$250,000
Minimum Subsequent Purchases	None
Minimum Initial Account Balance for Systematic Exchange Privilege	None
Conversion	None
22

CLASSES OF SHARES (continued)

Class W
Initial Sales Charge	None
Contingent Deferred Sales Charge	None
Distribution and/or Shareholder Services (12b-1) Fees	None
Purchase Maximum	None
Minimum Initial Purchase*/Minimum Account Size	$1,000/$1,000
Minimum Subsequent Purchases	None
Minimum Initial Account Balance for Systematic Exchange Privilege	None
Conversion	None
1	There is no front-end sales charge if you purchase Class A shares in an amount of $1 million or more. However, these shares will be subject to a 1.00% CDSC if they are redeemed within 18 months of purchase.
2	There is no minimum initial investment requirement for qualified retirement plans or other defined contribution plans and defined benefit plans that invest in the Voya funds through omnibus arrangements.
*	Minimum investment amounts may not be waived for individual accounts that are managed by an investment adviser representative, as defined in Rule 203A-3(a) under the Investment Advisers Act of 1940.
Please refer to the minimum investments table on page 29 for additional information.
The relative impact of the initial sales charge, if applicable, and ongoing annual expenses will depend on the length of time a share is held. Higher distribution fees mean a higher expense ratio, so Class C shares pay correspondingly lower dividends and may have a lower net asset value (“NAV”) than Class A shares.
Because the Fund may not be able to identify an individual investor's trading activities when investing through omnibus account arrangements, you and/or your financial intermediary are responsible for ensuring that your investment in Class C shares does not exceed $1,000,000. The Fund cannot ensure that they will identify purchase orders that would cause your investment in Class C shares to exceed the maximum allowed amount. When investing through such arrangements, you and/or your financial intermediary should be diligent in determining that you have selected the appropriate share class for you.
You and/or your financial intermediary should also take care to assure that you are receiving any sales charge reductions or other benefits to which you may be entitled. As an example, as is discussed below, you may be able to reduce a Class A sales charge payable by aggregating purchases to achieve breakpoint discounts. The Fund uses the net amount invested when determining whether a shareholder has reached the required investment amount in order to be eligible for a breakpoint discount. In order to ensure that you are receiving any applicable sales charge reduction, it may be necessary for you to inform the Fund or your financial intermediary of the existence of other accounts that may be eligible to be aggregated. The SAI discusses specific classes of investors who may be eligible for a reduced sales charge. Before investing you should discuss which share class may be right for you with your financial intermediary.
Distribution and Service (12b-1) Fees
The Fund pays fees to the Distributor on an ongoing basis as compensation for the services the Distributor provides and the expenses it bears in connection with the sale and distribution of Fund shares (“distribution fees”) and/or in connection with personal services rendered to Fund shareholders and the maintenance of shareholder accounts (“service fees”). These payments are made pursuant to distribution and/or shareholder servicing plans adopted by the Fund pursuant to Rule 12b-1 of the 1940 Act (“12b-1 Plan”). Because these distribution and service fees are paid on an ongoing basis, over time these fees will increase the cost of your investment and cost you more than paying other types of sales charges.
The Fund has adopted a 12b-1 Plan for: Class A and Class C shares. The following table lists the maximum annual rates at which the distribution and/or servicing fees may be paid under each 12b-1 Plan (calculated as a percentage of the Fund's average daily net assets attributable to the particular class of shares):
Fund	Class A	Class C
Voya Diversified Emerging Markets Debt	0.25%	1.00%
23

SALES CHARGES

The Fund makes available in a clear and prominent format, free of charge, on its website, (www.voyainvestments.com), information regarding applicable sales loads, reduced sales charges (i.e., breakpoint discounts), sales load waivers, eligibility minimums and purchases of the Fund's shares. The website includes hyperlinks that facilitate access to the information.
Class A Shares
This section includes important information about sales charges and sales charge reduction programs available to investors in the Fund's Class A shares and describes the information or records you may need to provide to the Distributor or your financial intermediary in order to be eligible for sales charge reduction programs.
Unless you are eligible for a waiver, the public offering price you pay when you buy Class A shares of the Fund is the NAV of the shares at the time of purchase, plus an initial sales charge. The initial sales charge varies depending on the size of your purchase, as set forth in the following tables. No sales charge is imposed when Class A shares are issued to you pursuant to the automatic reinvestment of income dividends or capital gains distributions. For investors investing in Class A shares of the Fund through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor obtains the proper breakpoint discount, if any.
Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.
Class A shares of the Fund are sold subject to the following sales charge:
Your Investment	As a % of the offering price	As a % of net asset value
Less than $100,000	2.50	2.56
$100,000 - $499,999	2.00	2.04
$500,000 - $999,999	1.25	1.27
$1,000,000 and over[1]	N/A	N/A
1	See “Contingent Deferred Sales Charges (”CDSCs“) - Class A Shares” below.
Shareholders that purchased funds that were a part of the Lexington family of funds or the Aetna family of funds prior to February 2, 1998, at the time of purchase, are not subject to sales charges for the life of their account on purchases made directly with the Fund.
Contingent Deferred Sales Charges (“CDSCs”) - Class A Shares
Investments of $1 Million or More.    There is no front-end sales charge if you purchase Class A shares in an amount of $1 million or more. However, these shares will be subject to a 1.00% CDSC if they are redeemed within 18 months of purchase.
CDSC - Class C Shares
Unless you are eligible for a waiver, if you sell your Class C shares within the time periods specified below, you will pay a CDSC according to the following schedules. It is the responsibility of your financial intermediary to ensure that you are credited with the proper holding period for the shares redeemed.
Class C shares are offered at their NAV per share without any initial sales charge. However, you may be charged a CDSC on shares that you sell within a certain period of time after you bought them. The amount of the CDSC is based on the lesser of the NAV of the shares at the time of purchase or redemption. The CDSCs are as follows:
Class C CDSC
Years after purchase	CDSC on shares being sold
1st year	1.00%
After 1st year	none
To keep your CDSC as low as possible, each time you place a request to redeem shares, the Fund will first redeem shares in your account that are not subject to a CDSC and then will sell shares that have the lowest CDSC.
There is no CDSC on shares acquired through the reinvestment of dividends and capital gains distributions.
24

SALES CHARGES (continued)

CDSC on Exchange into Voya Senior Income Fund
You are not required to pay an applicable CDSC upon an exchange from the Fund described in this Prospectus into Voya Senior Income Fund. However, if you exchange into Voya Senior Income Fund and subsequently offer your common shares for repurchase by Voya Senior Income Fund, the Fund's CDSC will apply. After an exchange into Voya Senior Income Fund, the time period for application of the CDSC will be calculated based on the first date you acquired your shares in the Fund.
Reduced or Waived Front-End Sales Charges
Investors in the Fund could reduce or eliminate sales charges applicable to the purchase of Class A shares through utilization of the Letter of Intent, Rights of Accumulation, or Combination Privilege. These programs are summarized below and are described in greater detail in the SAI.
You may reduce the initial sales charge on a purchase of Class A shares of the Fund by combining multiple purchases to take advantage of the breakpoints in the sales charge schedules. You may do this by:
•	Letter of Intent—lets you purchase shares over a 13-month period and pay the same sales charge as if the shares had all been purchased at once;
•	Rights of Accumulation—lets you add the value of shares of any open-end Voya mutual fund (excluding Voya Money Market Fund) you already own to the amount of your next purchase for purposes of calculating the sales charge; or
•	Combination Privilege—shares held by investors in the Voya mutual funds which impose a CDSC may be combined with Class A shares for a reduced sales charge.
In addition, certain investors may be eligible for special purchases of Class A shares at NAV. This may be done by:
•	Reinstatement Privilege—If you sell Class A shares of the Fund (or shares of other Voya mutual funds managed by the Adviser) and reinvest any of the proceeds in Class A shares of another Voya mutual fund within 90 days. For additional information regarding the reinstatement privilege, contact a Shareholder Services Representative or see the SAI; or
•	Purchases by Certain Accounts—Class A shares may be purchased at NAV by certain fee-based programs offered through selected registered investment advisers, broker-dealers, and other financial intermediaries. Class A shares may also be purchased at NAV by shareholders that purchase the Fund through a financial intermediary that offers our Class A shares uniformly on a “no load” (or reduced load) basis to you and all similarly situated customers of the intermediary in accordance with the intermediary's prescribed fee schedule for purchases of fund shares, including by shareholders that purchase shares through a financial intermediary that has entered into an agreement with the Distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers.
See the Account Application or the SAI for additional information regarding the reduction of Class A shares' charges, or contact your financial intermediary or a Shareholder Services Representative for more information.
Required Shareholder Information and Records. In order for investors in Class A shares of the Fund to take advantage of sales charge reductions, an investor or his/her financial intermediary must notify the Distributor that the investor qualifies for such reduction. If the Distributor is not notified that the investor is eligible for these reductions, the Distributor will be unable to ensure that the reduction is applied to the investor's account. An investor may have to provide certain information or records, including account statements, to his/her financial intermediary or to the Distributor to verify the investor's eligibility for breakpoint privileges or other sales charge waivers.
CDSC Waivers.    If you notify the Fund's transfer agent, BNY Mellon Investment Servicing (U.S.) Inc. (“Transfer Agent”), at the time of redemption, the CDSC for Class A and Class C shares will be waived in the following cases:
•	Redemptions following the death or permanent disability of a shareholder if made within one year of death or the initial determination of permanent disability. The waiver is available only for shares held at the time of death or initial determination of permanent disability.
•	Redemptions for Class C shares, pursuant to a Systematic Withdrawal Plan, up to a maximum of 12% per year of a shareholder's account value based on the value of the account at the time the plan is established and annually thereafter.
25

SALES CHARGES (continued)

•	Mandatory distributions from “employee benefit plans” or an Individual Retirement Account (“IRA”).
•	Reinvestment of dividends and capital gains distributions.
If you think you may be eligible for a CDSC waiver, contact your financial intermediary or a Shareholder Services Representative.
Reinstatement Privilege.    If you sell Class A or Class C shares of the Fund you may be eligible for a full or prorated credit of the CDSC paid on the sale when you make an investment up to the amount redeemed in the same share class within 90 days of the eligible sale. Reinstated Class C shares will retain their original cost and purchase date for purposes of the CDSC. This privilege can be used only once per calendar year. If you want to use the Reinstatement Privilege, contact your financial intermediary or a Shareholder Services Representative, or see the SAI for more information. An investor may be asked to provide information or records, including account statements, regarding shares of the Fund held in all of the investor's accounts held directly with the Trust or through a financial intermediary; any account of the investor at another financial intermediary; and accounts of related parties of the investor, such as members of the same family or household, at any financial intermediary.
26

HOW SHARES ARE PRICED

When you buy shares, you pay the NAV plus any applicable sales charge. When you sell shares, you receive the NAV minus any applicable CDSC. Exchange orders are effected at NAV.
The NAV per share for each class of the Fund is determined each business day as of the close of regular trading (“Market Close”) on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE) each day on which the NYSE is open for trading. The Fund is open for business every day the NYSE is open. Fund shares will not be priced on days when the NYSE is closed. The NAV per share of each class of the Fund is calculated by taking the value of the Fund's assets attributable to that class, subtracting the Fund's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding.
The NAV of the Fund is based upon the NAVs of the Underlying Funds. In general, assets of the Underlying Funds are valued based on actual or estimated fair value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Shares of investment companies held by the Underlying Funds will generally be valued at the latest NAV reported by that investment company. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when the Fund’s or an Underlying Fund's NAV is not calculated. As a result, the NAV of the Fund or an Underlying Fund may change on days when shareholders will not be able to purchase or redeem the Fund's shares. When market quotations are not available or are deemed unreliable, a sub-adviser to the Fund or an Underlying Fund will use a fair value for an asset that is determined in accordance with procedures adopted by the Fund or an Underlying Fund's board. The types of assets for which such fair value pricing might be required include, but are not limited to:
•	Foreign securities, where a foreign security whose value at the close of the foreign market on which it principally trades likely would have changed by the time of the close of the NYSE, or the closing value is otherwise deemed unreliable;
•	Securities of an issuer that has entered into a restructuring;
•	Securities whose trading has been halted or suspended;
•	Debt instruments that have gone into default and for which there are no current market value quotations; and
•	Securities that are restricted as to transfer or resale.
The Fund and each Underlying Fund's adviser or sub-adviser may rely on the recommendations of a fair value pricing service approved by the Fund's or an Underlying Fund's board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. The Fund's and each Underlying Fund's adviser or sub-adviser will make such determinations in good faith in accordance with procedures adopted by the Fund's or an Underlying Fund's board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that the Fund or an Underlying Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund or an Underlying Fund determines its NAV per share. Please refer to the prospectus for each Underlying Fund for an explanation of the circumstances under which an Underlying Fund will use fair value pricing and the effect of fair value pricing.
27

HOW TO BUY SHARES

Customer Identification
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person that opens an account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.
What this means for you: the Fund, the Distributor, or a third-party selling you the Fund, must obtain the following information for each person that opens an account:
•	Name;
•	Date of birth (for individuals);
•	Physical residential address (although post office boxes are still permitted for mailing); and
•	Social Security number, taxpayer identification number, or other identifying number.
You may also be asked to show your driver’s license, passport, or other identifying documents in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other non-natural persons.
Federal law prohibits the Fund, the Distributor, and other financial institutions from opening accounts unless they receive the minimum identifying information listed above. They also may be required to close your account if they are unable to verify your identity within a reasonable time.
If you are a participant in a qualified retirement plan, you should make purchases through your plan administrator or sponsor, who is responsible for transmitting orders.
The Fund and the Distributor reserve the right to reject any purchase order. Please note that cash, traveler's checks, third-party checks, money orders, and checks drawn on non-U.S. banks (even if payment may be effected through a U.S. bank) generally will not be accepted. The Fund and the Distributor reserve the right to waive minimum investment amounts. Waiver of the minimum investment amount can increase operating expenses of the Fund. Minimum investment amounts may not be waived for individual accounts that are managed by an investment adviser representative, as defined in Rule 203A-3(a) under the Investment Advisers Act of 1940. The Fund and the Distributor reserve the right to liquidate sufficient shares to recover annual transfer agent fees or to close your account and redeem your shares should you fail to maintain your account value minimum.
The Fund reserves the right to suspend the offering of shares or to reject any specific purchase order. The Fund may suspend redemptions or postpone payments when the NYSE is closed or when trading is restricted for any reason or under emergency circumstances as determined by the SEC.
Class A and Class C Shares
Class A and Class C shares may be purchased and sold by contacting any financial intermediary (who may impose transaction charges in addition to those described in this Prospectus) authorized to sell Fund shares. You may purchase additional shares in various ways, including through your financial adviser and by mail, telephone, on-line, and bank wire.
Class I Shares
Class I shares may be purchased without a sales charge by: (1) qualified retirement plans such as 401(a), 401(k), or other defined contribution plans and defined benefit plans; (2) 529 college savings plans; (3) insurance companies and foundations investing for their own account; (4) wrap programs offered by broker-dealers and financial institutions; (5) accounts of, or managed by, trust departments; (6) individuals whose accounts are managed by an investment adviser representative, as stated above; (7) retirement plans affiliated with Voya Financial, Inc.; (8) Voya Financial, Inc. affiliates for purposes of corporate cash management; and (9) other registered investment companies.
Class W Shares
Class W shares may be purchased without a sales charge by: (1) qualified retirement plans such as 401(a), 401(k), or other defined contribution plans and defined benefit plans; (2) insurance companies and foundations investing for their own account; (3) wrap programs offered by broker-dealers and financial institutions; (4) accounts of, or managed
28

HOW TO BUY SHARES (continued)

by, trust departments; (5) individuals whose accounts are managed by an investment adviser representative, as stated above; (6) retirement plans affiliated with Voya Financial, Inc.; (7) Voya Financial, Inc. affiliates for purposes of corporate cash management; and (8) by other Voya mutual funds in the Voya family of funds.
In addition, Class W shares are available to the following persons through direct investment (not through broker-dealers that are not approved by Voya) into a Voya mutual fund or through a Voya approved broker-dealer (currently, Voya Financial Advisors, Inc. (formerly, ING Financial Partners, Inc.)): (1) current and retired officers and directors/trustees of the Voya mutual funds; (2) current and retired officers, directors, and full-time employees of Voya Investments, LLC, Directed Services LLC; any Voya mutual fund's sub-adviser; Voya Investments Distributor, LLC; and any of their affiliates; (3) family members of the foregoing persons (defined as current spouse, children, parents, grandparents, grandchildren, uncles, aunts, siblings, nephews, nieces, step-relations, relations at-law, and cousins); (4) any trust, pension, profit-sharing, or other benefit plan for such persons (including family members); (5) discretionary advisory accounts of Voya Investments, LLC, Directed Services LLC, any Voya mutual fund's sub-adviser, or Voya Investments Distributor, LLC; and (6) qualifying investments made through Voya promotional programs as determined by Voya Investments Distributor, LLC.
Retirement Plans
The Fund has available prototype qualified retirement plans for corporations and self-employed individuals. It also has available prototype IRA, Roth IRA and Simple IRA plans (for both individuals and employers), Simplified Employee Pension Plans and Pension and Profit Sharing Plans. BNY Mellon Investment Servicing Trust Company acts as the custodian under these plans. For further information, contact a Shareholder Services Representative at 1-800-992-0180. BNY Mellon Investment Servicing Trust Company currently receives a $12 custodial fee annually for the maintenance of each such account.
Make your investment using the purchase minimum guidelines in the following table.
Minimum Investments	Class	Initial Purchase	Subsequent Purchases
Non-retirement accounts	A/C/W1 I1,2	$1,000 $250,000	No minimum
Retirement accounts	A/C I1,2 W1	$250 $250,000 $1,000	No minimum
Pre-Authorized Investment Plan	A/C/W1 I1,2	$1,000 $250,000	At least $100/month
Certain omnibus accounts	A/C	$250	No minimum
1	Minimum investment amounts may not be waived for individual accounts that are managed by an investment adviser representative, as defined in Rule 203A-3(a) under the Investment Advisers Act of 1940.
2	There is no minimum initial investment requirement for qualified retirement plans or other defined contribution plans and defined benefit plans that invest in the Voya funds through omnibus arrangements.
29

HOW TO BUY SHARES (continued)

Make your investment using the methods outlined in the following table.
Buying Shares	Opening an Account	Adding to an Account
By Contacting Your Financial Intermediary	A financial intermediary with an authorized firm can help you establish and maintain your account.	Contact your financial intermediary.
By Mail	Make your check payable to Voya Investment Management and mail it with a completed Account Application. Please indicate your financial intermediary on the New Account Application.	Fill out the Account Additions form at the bottom of your account statement and mail it along with your check payable to Voya Investment Management to the address on the account statement. Please write your account number on the check.
By Wire	Call Shareholder Services at 1-800-992-0180 to obtain an account number and indicate your financial intermediary on the account.
Instruct your bank to wire funds to the Fund in the care of:
Bank of New York Mellon
ABA # 011001234
credit to: BNY Mellon Investment Servicing (U.S.) Inc. as Agent for Voya mutual funds
A/C #0000733938; for further credit to Shareholder A/C #
(A/C # you received over the telephone)
Shareholder Name:
       (Your Name Here)
After wiring funds you must complete the Account Application and send it to:
Voya Investment Management
P.O. Box 9772
Providence, RI
	02940-9772	Wire the funds in the same manner described under “Opening an Account.”
30

HOW TO SELL SHARES

You may sell shares by using the methods outlined in the following table. Under unusual circumstances, the Fund may suspend the right of redemption as allowed by the SEC or federal securities laws.
If you are a participant in a qualified retirement plan, you should make redemptions through your plan administrator or sponsor, who is responsible for transmitting orders.
Selling Shares	To Sell Some or All of Your Shares
By Contacting Your Financial Intermediary	You may sell shares by contacting your financial intermediary. Financial intermediaries may charge for their services in connection with your redemption request but neither the Fund nor the Distributor imposes any such charge.
By Mail	Send a written request specifying the Fund name and share class, your account number, the name(s) in which the account is registered, and the dollar value or number of shares you wish to redeem to:
Voya Investment Management
P.O. Box 9772
Providence, RI 02940-9772
If certificated shares have been issued, the certificate must accompany the written request. Corporate investors and other associations must have an appropriate certification on file authorizing redemptions. A suggested form of such certification is provided on the Account Application. A signature guarantee may be required.
By Telephone - Expedited Redemption	You may sell shares by telephone on all accounts, other than retirement accounts, unless you check the box on the Account Application which signifies that you do not wish to use telephone redemptions. To redeem by telephone, call a Shareholder Services Representative at 1-800-992-0180.
Receiving Proceeds By Check:
You may have redemption proceeds (up to a maximum of $100,000) mailed to an address which has been on record with Voya Investment Management for at least 30 days.
Receiving Proceeds By Wire:
You may have redemption proceeds (subject to a minimum of $5,000) wired to your pre-designated bank account. You will not be able to receive redemption proceeds by wire unless you check the box on the Account Application which signifies that you wish to receive redemption proceeds by wire and attach a voided check. Under normal circumstances, proceeds will be transmitted to your bank on the business day following receipt of your instructions, provided redemptions may be made. In the event that share certificates have been issued, you may not request a wire redemption by telephone.
Systematic Withdrawal Plan (available only for those share classes referenced below)
You may elect to make periodic withdrawals from your account on a regular basis.
    Class A and Class C
•	Your account must have a current value of at least $10,000.
•	Minimum withdrawal amount is $100.
•	You may choose from monthly, quarterly, semi-annual or annual payments.
    Class I and Class W
•	Your account must have a current value of at least $250,000 or $1,000 for Class I and Class W shares, respectively.
•	Minimum withdrawal amount is $1,000.
•	You may choose from monthly, quarterly, semi-annual or annual payments.
For additional information, contact a Shareholder Services Representative or refer to the Account Application or the SAI.
31

HOW TO SELL SHARES (continued)

Execution of Requests
Purchase and sale requests are executed at the next NAV determined after the order is received in proper form by the Transfer Agent or the Distributor. A purchase order will be deemed to be in proper form when all of the required steps set forth under “How to Buy Shares” have been completed. If you purchase by wire, however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. If you purchase by wire, you must submit an application form in a timely fashion. If an order or payment by wire is received after Market Close, the shares will not be credited until the next business day. For your transaction to be counted on the day you place your order with your broker-dealer or other financial institution, they must receive your order before Market Close and promptly transmit the order to the Transfer Agent or the Distributor.
You will receive a confirmation of each new transaction in your account, which also will show you the number of shares you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership.
Payments
Normally, payment for shares redeemed will be made within three days after receipt by the Transfer Agent of a request in good order. The Fund has the right to take up to seven days to pay your redemption proceeds and may postpone payment longer in the event of an economic emergency as determined by the SEC. When you place a request to redeem shares for which the purchase money has not yet been collected, the request will be executed at the next determined NAV, but the Fund will not release the proceeds until your purchase payment clears. This may take up to 15 days or more. A redemption request made within 30 calendar days after submission of a change of address is permitted only if the request is in writing and is accompanied by a medallion signature guarantee. Redemption requests of an amount of $10 million or more must be submitted in writing by an authorized person.
A medallion signature guarantee may be required in certain circumstances. A request to change the bank designated to receive wire redemption proceeds must be received in writing, signed by an authorized person, and accompanied by a medallion signature guarantee from any eligible guarantor institution. In addition, if you wish to have your redemption proceeds transferred by wire to an account other than your designated bank account, paid to someone other than the shareholder of record, or sent somewhere other than the shareholder’s address of record, you must provide a medallion signature guarantee with your written redemption instructions. Please see the SAI for more details on the medallion signature guarantee program.
The Fund normally intends to pay in cash for all shares redeemed but under abnormal conditions that make payment in cash unwise, the Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such a case, the Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.
Telephone Orders
The Fund and the Transfer Agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. The Fund and the Transfer Agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If the Fund and the Transfer Agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions.
Small Accounts
Due to the relatively high cost of handling small investments, the Fund reserves the right, upon 30 days’ prior written notice, to redeem at NAV (less any applicable deferred sales charge), the shares of any shareholder whose account (except for IRAs) has a total value that is less than the Fund's minimum. Before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount allowed and will allow the shareholder 30 days to make an additional investment in an amount that will increase the value of the account to the minimum before the redemption is processed. Your account will not be closed if its drop in value is due to Fund performance.
32

HOW TO EXCHANGE SHARES

Exchanges Between Shares of Voya Mutual Funds
You may exchange shares of the Fund for shares of the same class of any other Voya mutual fund, except for Voya Corporate Leaders Trust Fund, without paying any additional sales charge, if you otherwise meet the eligibility requirements of the class of shares of the Voya mutual fund to be received in the exchange. If you purchase Class A shares of Voya Money Market Fund and did not pay a sales charge, you must pay the applicable sales charge on an exchange into Class A shares of another Voya mutual fund. Additionally, Class L shares of Voya Money Market Fund may be exchanged for Class C shares of any other Voya mutual fund.
If you exchange shares of the Fund that are subject to a CDSC into shares of another Voya mutual fund that are subject to a CDSC, the CDSC will continue to apply to your new shares at the same CDSC rate that was applicable to your original shares. Your new shares will continue to age for CDSC purposes from the date that the original shares were purchased.
If you acquired Class L shares of Voya Money Market Fund through an exchange from Class C shares of a Voya mutual fund that were subject to a CDSC and then exchange your Class L shares of Voya Money Market Fund for Class C shares of another Voya mutual fund you will continue to be subject to the CDSC that applied to your original shares. The time you held the Class L shares of Voya Money Market Fund will not count toward the CDSC holding period.
If you acquired Class L shares of Voya Money Market Fund through a purchase (not through an exchange) and then exchange your Class L shares of Voya Money Market Fund into Class C shares of another Voya mutual fund, you will become subject to any CDSC that applies to the Voya mutual fund into which you exchange. The time you held your Class L shares of Voya Money Market Fund will not count toward the CDSC holding period of the Voya mutual fund into which you exchanged.
Exchanges Between Classes of Shares of the Fund
You may exchange Class C and Class W shares of the Fund for Class I shares of the Fund, or you may exchange Class A shares and Class I shares of the Fund for any other class of the Fund, if you otherwise meet the eligibility requirements of the class of shares to be received in the exchange, except that: (1) you may not exchange shares that are subject to a CDSC until the CDSC period has expired; and (2) you may not exchange Class A shares for Class W shares unless you acquired the Class A shares through a Voya approved broker-dealer (currently, Voya Financial Advisors, Inc.) All exchanges within the same Fund are subject to the discretion of the Distributor to permit or reject such exchanges.
Shareholders generally should not recognize gain or loss for U.S. federal income tax purposes for an exchange between classes of shares of the same Fund provided that the transaction is undertaken and processed, with respect to any shareholder, as a direct exchange transaction. Shareholders should consult their tax advisors as to the federal, state, local and non-U.S. tax consequences of an exchange between classes of shares of the same Fund.
Exchanges between classes of shares of the same Fund are not subject to the frequent trading and market timing policies of Voya mutual funds.
Additional Information About Exchanges
Fees and expenses differ among Voya mutual funds and among share classes of the same fund. Please read the prospectus for the Voya mutual fund and share class you are interested in prior to exchanging into that Voya mutual fund or share class. Contact your financial intermediary or consult your plan documents for additional information.
An exchange of shares of the Fund for shares of another Voya mutual fund is treated as a sale and purchase of shares and may result in the recognition of a gain or loss for federal and state income tax purposes. For exchanges between Voya mutual funds, you should consult your own tax advisor for advice about the particular federal, state, and local tax consequences to you of the exchange. The total value of shares being exchanged must at least equal the minimum investment requirement of the Voya mutual fund into which they are being exchanged.
If you exchange into Voya Senior Income Fund, your ability to sell or liquidate your investment will be limited. Voya Senior Income Fund is a closed-end interval fund and does not redeem its shares on a daily basis. It is not expected that a secondary market for Voya Senior Income Fund's shares will develop, so you will not be able to sell them through a broker or other investment professional. To provide a measure of liquidity, Voya Senior Income Fund will normally make monthly repurchase offers for not less than 5% of its outstanding common shares. If more than 5% of Voya Senior Income Fund's common shares are tendered, you may not be able to completely liquidate your holdings in any one month. You also would not have liquidity between these monthly repurchase dates. Investors exercising the exchange
33

HOW TO EXCHANGE SHARES (continued)

privilege into Voya Senior Income Fund should carefully review the prospectus of that fund. Investors may obtain a copy of the Voya Senior Income Fund prospectus or any other Voya mutual fund prospectus by calling 1-800-992-0180 or by going to www.voyainvestments.com.
In addition to the Fund available in this Prospectus, the Distributor offers many other funds. Shareholders exercising the exchange privilege with any other Voya mutual fund should carefully review the prospectus of that fund before exchanging their shares. Investors may obtain a copy of a prospectus of any Voya mutual fund not discussed in this Prospectus by calling 1-800-992-0180 or by going to www.voyainvestments.com.
You will automatically have the ability to request an exchange between Voya mutual funds by calling a Shareholder Services Representative unless you mark the box on the Account Application that indicates that you do not wish to have the telephone exchange privilege. The Fund may change or cancel its exchange policies at any time, upon 60 days’ prior notice to shareholders.
Systematic Exchange Privilege
Subject to the information and limitations outlined above, you may elect to have a specified dollar amount of shares systematically exchanged, monthly, quarterly, semi-annually, or annually from your account to an identically registered account in the same class of any other open-end Voya mutual fund, except for Voya Corporate Leaders Trust Fund. This exchange privilege may be modified at any time or terminated upon 60 days' prior written notice to shareholders.
34

FREQUENT TRADING - MARKET TIMING

The Fund is intended for long-term investment and not as a short-term trading vehicle. Accordingly, organizations or individuals that use market timing investment strategies should not purchase shares of the Fund. The Fund reserves the right, in its sole discretion and without prior notice, to reject, restrict, or refuse purchase orders whether directly or by exchange, including purchase orders that have been accepted by a shareholder's or retirement plan participant's intermediary, that the Fund determines not to be in the best interest of the Fund. Such action may include, but not be limited to: rejecting additional purchase orders, whether directly or by exchange; extending settlement of a redemption up to seven days; rejecting all purchase orders from broker-dealers or their registered representatives suspected of violating the Fund's frequent trading policy; or termination of the selling group agreement or other agreement with broker-dealers or other financial intermediaries associated with frequent trading. The Fund will not be liable for any loss resulting from rejected orders or other actions as described above.
The Fund believes that market timing or frequent, short-term trading in any account, including a retirement plan account, is not in the best interest of the Fund or its shareholders. Due to the disruptive nature of this activity, it can adversely affect the ability of the Adviser or Sub-Adviser (if applicable) to invest assets in an orderly, efficient manner. Frequent trading can raise Fund expenses through: increased trading and transaction costs; increased administrative costs; and lost opportunity costs. This in turn can have an adverse effect on Fund performance.
Because some Underlying Funds invest in foreign securities, they may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time an Underlying Fund computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Underlying Fund's current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Underlying Funds based on such pricing discrepancies. This is often referred to as “price arbitrage.” Such price arbitrage opportunities may also occur in Underlying Funds which do not invest in foreign securities. For example, if trading in a security held by an Underlying Fund is halted and does not resume prior to the time the Underlying Fund calculates its NAV such “stale pricing” presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, Underlying Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Underlying Funds have adopted fair valuation policies and procedures intended to reduce the Underlying Funds' exposure to price arbitrage, stale pricing and other potential pricing discrepancies. Currently, Interactive Data Pricing provides such services to the Fund. However, to the extent that an Underlying Fund does not immediately reflect these changes in market conditions, short-term trading may dilute the value of the Underlying Funds' shares which negatively affects long-term shareholders.
The Fund's Board and each Underlying Fund's Board of Directors/Trustees have adopted policies and procedures designed to deter frequent, short-term trading in shares of the Fund and Underlying Funds. In general, shareholders may make exchanges among their accounts with Voya mutual funds once every thirty (30) days. However, the Fund prohibits frequent trading. The Fund has defined frequent trading as follows:
•	Any shareholder or financial adviser initiated exchanges among all their accounts with the Fund within thirty (30) calendar days of a previous exchange. All exchanges occurring on the same day for all accounts (individual, IRA, 401(k), etc.) beneficially owned by the same shareholder will be treated as a single transaction for purposes of this policy;
•	Trading deemed harmful or excessive by the Fund (including but not limited to patterns of purchases and redemptions), in its sole discretion; and
•	Trades initiated by financial advisers, among multiple shareholder accounts, that in the aggregate are deemed harmful or excessive.
The following transactions are excluded when determining whether trading activity is excessive:
•	Purchases and sales of Fund shares in the amount of $5,000 or less;
•	Transfers associated with systematic purchases or redemptions;
•	Purchases and sales of funds that affirmatively permit short-term trading;
•	Rebalancing to facilitate fund-of-fund arrangements or the Fund's or Underlying Funds' systematic exchange privileges;
•	Purchases or sales initiated by Voya mutual funds; and
35

FREQUENT TRADING - MARKET TIMING (continued)

•	Transactions subject to the trading policy of an intermediary that the Fund deems materially similar to the Fund's policy.
Please note that while money market funds permit short-term trading, an exchange between a money market fund and another fund that does not permit short-term trading will count as an exchange for purposes of this policy.
If a violation of the policy is identified, the following action will be taken:
•	Upon the first violation of this policy in a calendar year, purchase and exchange privileges shall be suspended for ninety (90) days. For example, if an exchange is initiated on February 1st, and a second exchange is initiated on February 15th, trading privileges shall be suspended for ninety (90) days from February 1st.
•	Upon a second violation in a calendar year, purchase and exchange privileges shall be suspended for one hundred and eighty (180) days.
•	No purchases or exchanges will be permitted in the account and all related accounts bearing the same tax ID or equivalent identifier.
On the next business day following the end of the ninety (90) or one hundred and eighty (180) day suspension, any trading restrictions placed on the account(s) shall be removed.
The Fund reserves the right to modify this policy at any time without prior notice.
Although the restrictions described above are designed to discourage frequent, short-term trading, none of them alone, nor all of them taken together, can eliminate the possibility that frequent, short-term trading activity in the Fund and Underlying Funds will occur. Moreover, in enforcing such restrictions, the Fund and Underlying Funds are often required to make decisions that are inherently subjective. The Fund and Underlying Funds strive to make these decisions to the best of their abilities in a manner that they believe is in the best interest of shareholders.
Shareholders may invest in the Fund and Underlying Funds through omnibus account arrangements with financial intermediaries. Omnibus accounts permit intermediaries to aggregate their clients' transactions and in these circumstances, the identity of the shareholder is often unknown. Such intermediaries include broker-dealers, banks, investment advisers, record keepers, retirement plans, and fee-based accounts such as wrap fee programs. Omnibus accounts generally do not identify customers' trading activity on an individual basis. The Fund's Administrator has agreements in place with intermediaries which require such intermediaries to provide detailed account information, including trading history, upon request of the Fund. There is no assurance that the Fund's Administrator will request such information with sufficient frequency to detect or deter excessive trading or that review of such information will be sufficient to detect or deter excessive trading in omnibus accounts effectively.
In some cases, the Fund will rely on the intermediaries' excessive trading policies and such policies shall define the trading activity in which the shareholder may engage. This shall be the case where the Fund is used in certain retirement plans offered by affiliates. With trading information received as a result of the agreements, the Fund may make a determination that certain trading activity is harmful to the Fund and its shareholders even if such activity is not strictly prohibited by the intermediaries' excessive trading policy. As a result, a shareholder investing directly or indirectly in the Fund may have their trading privileges suspended without violating the stated excessive trading policy of the intermediary.
36

PAYMENTS TO FINANCIAL INTERMEDIARIES

Voya mutual funds are distributed by the Distributor. The Distributor is a broker-dealer that is licensed to sell securities. The Distributor generally does not sell directly to the public but sells and markets its products through intermediaries such as other broker-dealers. Each Voya mutual fund also has an investment adviser which is responsible for managing the money invested in each of the mutual funds. Both of these entities (collectively, “Voya”) may compensate an intermediary for selling Voya mutual funds.
Only persons licensed with FINRA as a registered representative (often referred to as a broker or financial adviser) and associated with a specific broker-dealer may sell a Voya mutual fund to you. The Distributor has agreements in place with each broker-dealer selling the Fund defining specifically what those broker-dealers will be paid for the sale of a particular Voya mutual fund. Those broker-dealers then pay the registered representative who sold you the mutual fund some or all of what they receive from Voya. They may receive a payment when the sale is made and can, in some cases, continue to receive payments while you are invested in the mutual fund.
The Fund's Adviser or the Distributor, out of its own resources and without additional cost to the Fund or its shareholders, may provide additional cash or non-cash compensation to intermediaries selling shares of the Fund, including affiliates of the Adviser and the Distributor. These amounts would be in addition to the distribution payments made by the Fund under the distribution agreements. The payments made under these arrangements are paid by the Adviser or the Distributor. Additionally, if a fund is not sub-advised or is sub-advised by a Voya entity, Voya may retain more revenue than on those funds it must pay to have sub-advised by non-affiliated entities. Management personnel of Voya may receive additional compensation if the overall amount of investments in funds advised by Voya meets certain target levels or increases over time.
The Distributor may pay, from its own resources, additional fees to these broker-dealers or other financial institutions including affiliated entities. These additional fees paid to intermediaries may take the following forms: (1) a percentage of that entity’s customer assets invested in Voya mutual funds; (2) a percentage of that entity's gross sales; or (3) some combination of these payments. These payments may, depending on the broker-dealer's satisfaction of the required conditions, be periodic and may be up to: (1) 0.30% per annum of the value of the Fund's shares held by the broker-dealer’s customers; or (2) 0.30% of the value of the Fund's shares sold by the broker-dealer during a particular period. In accordance with these practices, if that initial investment averages a value of $10,000 over the year, the Distributor could pay a maximum of $30 on those assets. If you invested $10,000, the Distributor could pay a maximum of $30 for that sale.
The Fund's Adviser or the Distributor may provide additional cash or non-cash compensation to third parties selling our mutual funds including affiliated companies. This may take the form of cash incentives and non-cash compensation and may include, but is not limited to: cash; merchandise; trips; occasional entertainment; meals or tickets to a sporting event; client appreciation events; payment for travel expenses (including meals and lodging) to pre-approved training and education seminars; and payment for advertising and sales campaigns. The Distributor may also pay concessions in addition to those described above to broker-dealers so that Voya mutual funds are made available by those broker-dealers for their customers. The Sub-Adviser of the Fund may contribute to non-cash compensation arrangements.
Not all mutual funds pay the same amount to the broker-dealers who sell their mutual funds. Broker-dealers can receive different payments based on the mutual funds they offer, the companies with whom they are doing business and how much they sell. What these broker-dealers are paid also varies depending on the class of mutual fund you purchase.
The top firms we paid to sell our mutual funds as of the last calendar year are:
Ameriprise Financial Services, Inc.; AXA Advisors, LLC; Broadridge Business Process Outsourcing (formerly, MSCS Financial Services, LLC); Capital One ShareBuilder, Inc.; Cetera Advisor Networks, LLC; Charles Schwab & Co., Inc.; Commonwealth Financial Network; Directed Services LLC; Edward D. Jones & Co., L.P.; JPMorgan Clearing Corporation; LPL Financial LLC; Merrill Lynch, Pierce, Fenner & Smith Inc.; Morgan Stanley Smith Barney LLC; National Financial Services LLC; Oppenheimer & Co., Inc.; Pershing, LLC; Raymond James & Associates, Inc.; RBC Capital Markets, LLC; ReliaStar Life Insurance Company; ReliaStar Life Insurance Company of New York; Stifel Nicolaus & Co., Inc.; TD Ameritrade, Inc.; UBS Financial Services, Inc.; Voya Financial Advisors, Inc.; Voya Retirement Insurance and Annuity Company (formerly, ING Life Insurance and Annuity Company); and Wells Fargo Advisors, LLC.
Your registered representative or broker-dealer could have a financial interest in selling you a particular mutual fund, or the mutual funds of a particular company, to increase the compensation they receive. Please make sure you read fully each mutual fund prospectus and discuss any questions you have with your registered representative.
37

DIVIDENDS, DISTRIBUTIONS, AND TAXES

Dividends and Distributions
The Fund generally distributes most or all of its net earnings in the form of dividends, consisting of ordinary income and capital gains distributions. The Fund distributes capital gains, if any, annually. The Fund also declares dividends and pays dividends consisting of ordinary income, if any, annually.
To comply with federal tax regulations, the Fund may also pay an additional capital gains distribution.
Dividend Reinvestment
Unless you instruct the Fund to pay you dividends in cash, dividends and distributions paid by the Fund will be reinvested in additional shares of the Fund. You may, upon written request or by completing the appropriate section of the Account Application, elect to have all dividends and other distributions paid on shares of the Fund invested in another Voya mutual fund that offers the same class of shares. If you are a shareholder of Voya Prime Rate Trust, whose shares are not held in a broker or nominee account, you may, upon written request, elect to have all dividends invested into a pre-existing Class A shares account of any open-end Voya mutual fund.
Taxes
The tax discussion in this Prospectus is only a summary of certain U.S. federal income tax issues generally affecting the Fund and its shareholders. The following assumes that the Fund's shares will be capital assets in the hands of a shareholder. Circumstances among investors may vary, so you are encouraged to discuss investment in the Fund with your tax advisor.
The Fund will distribute all, or substantially all, of its net investment income and net capital gains to its shareholders each year. Although the Fund will not be taxed on amounts it distributes, most shareholders will be taxed on amounts they receive.
Distributions, whether received as cash or reinvested in additional shares, may be subject to federal income taxes and may also be subject to state or local taxes. For mutual funds generally, dividends from net investment income (other than qualified dividend income and capital gain dividends) and distributions of net short-term capital gains are taxable to you as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares.
Distributions made to a non-corporate shareholder out of “qualified dividend income,” if any, received by the Fund will be subject to tax at the lower rates applicable to net capital gains, provided that the shareholder meets certain holding period and other requirements with respect to its shares.
Selling or exchanging your Fund shares is a taxable event and may result in capital gain or loss. A capital gain or capital loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds. Any capital loss incurred on the sale or exchange of Fund shares held for six months or less will be treated as a long-term loss to the extent of long-term capital gain dividends received with respect to such shares. Additionally, any loss realized on a sale, redemption or exchange of shares of the Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of that same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired. You are responsible for any tax liabilities generated by your transactions.
You will be notified after each calendar year of the amount of income, dividends and net capital gains distributed. If you purchase shares of the Fund through a financial intermediary, that entity will provide this information to you.
The Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund’s failure to qualify as a regulated investment company would result in fund level taxation and therefore, a reduction in income available for distribution.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
38

DIVIDENDS, DISTRIBUTIONS, AND TAXES (continued)

The Fund is required to withhold a portion, currently 28%, of all taxable dividends, distributions, and redemption proceeds payable to any noncorporate shareholder that does not provide the Fund with a shareholder's correct taxpayer identification number or certification that the shareholder is not subject to backup withholding. This is not an additional tax but can be credited against your tax liability.
Because most of the Fund's investments are shares of Underlying Funds, the tax treatment of the Fund's gains, losses, and distributions may differ from the tax treatment that would apply if either the Fund invested directly in the types of securities held by the Underlying Funds or the Fund shareholders invested directly in the Underlying Funds. As a result, you may receive taxable distributions earlier and recognize higher amounts of capital gain or ordinary income than you otherwise would.
Shareholders that invest in the Fund through a tax-deferred account, such as a qualified retirement plan, generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax advisor about investing through such an account.
Foreign shareholders invested in the Fund should consult with their tax advisors as to if and how the U.S. federal income tax law and its withholding requirements apply to them. Generally, the Fund will withhold 30% (or lower applicable treaty rate) on distributions to foreign shareholders.
Foreign Income Taxes. Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which may entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for the Fund in advance since the amount of the assets to be invested within various countries is not known.
If more than 50% in value of the Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations, or if at least 50% of the value of the Fund's total assets at the close of each quarter of its taxable year is represented by interests in other regulated investment companies, the Fund may elect (the “Foreign Election”) to “pass through” to its shareholders the amount of foreign source income and related foreign taxes paid or deemed paid by it. If the Fund so elects, each of its shareholders would be required to include in gross income, even though not actually received, its pro rata share of the foreign taxes paid or deemed paid by the Fund, but would be treated as having paid its pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various limitations) as a foreign tax credit against federal income tax (but not both). It is anticipated that the Fund will qualify to make the Foreign Election; however, the Fund cannot be certain that it will be eligible to make such an election or that you will be eligible for the foreign tax credit.
Cost Basis Reporting. The Internal Revenue Service requires mutual fund companies and brokers to report on Form 1099-B the cost basis on the sale or exchange of Fund shares acquired on or after January 1, 2012 (“covered shares”). If you acquire and hold shares directly through the Fund and not through a financial intermediary, the Fund will use an average cost single category methodology for tracking and reporting your cost basis on covered shares, unless you request, in writing, another cost basis reporting methodology. Information regarding the methods available for cost basis reporting are included in the SAI.
Please see the SAI for further information regarding tax matters.
39

ACCOUNT POLICIES

Account Access
Unless your Fund shares are held through a third-party fiduciary or in an omnibus registration at your bank or brokerage firm, you may be able to access your account information over the Internet at www.voyainvestments.com or via a touch tone telephone by calling 1-800-992-0180. Should you wish to speak with a Shareholder Services Representative, you may call the toll-free number listed above.
Privacy Policy
The Fund has adopted a policy concerning investor privacy. To review the privacy policy, contact a Shareholder Services Representative at 1-800-992-0180, obtain a policy over the Internet at www.voyainvestments.com, or see the privacy promise that accompanies any Prospectus obtained by mail.
Householding
To reduce expenses, we may mail only one copy of the Fund's Prospectus and each annual and semi-annual shareholder report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call a Shareholder Services Representative at 1-800-992-0180 or speak to your investment professional. We will begin sending you individual copies 30 days after receiving your request.
40

INDEX DESCRIPTIONS

The J.P. Morgan Corporate Emerging Markets Bond Index Diversified (“J.P. Morgan Corporate EMBI Diversified Index”) is a liquid global benchmark for U.S. dollar corporate emerging market bonds. The index limits the weights of those index countries with larger corporate debt stocks by only including a specified portion of these countries’ eligible current face amounts of debt outstanding. The index results in well-distributed, balanced weightings for countries included in the index.
The J.P. Morgan Emerging Markets Bond Global Diversified Index (“J.P. Morgan EMBI Global Diversified Index”) tracks the total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. It limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding.
The J.P. Morgan Government Bond Index - Emerging Markets Global Diversified (“J.P. Morgan GBI EM Global Diversified Index”) is a comprehensive, global local emerging markets index consisting of regularly traded, liquid fixed rate, domestic currency government bonds to which international investors can gain exposure. It limits the weights of those countries in the index with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding.
41

FINANCIAL HIGHLIGHTS

The following financial highlights are intended to help you understand the financial performance of each applicable share class of the Fund for the past five years or, if shorter, the period of the share class' operations. Certain information reflects financial results for a single share. The total returns represent the rate that an investor would have earned (or lost) on an investment in a share of the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's financial statements that were audited by KPMG LLP, an independent registered public accounting firm. The report of KPMG LLP, along with the financial statements included in the annual shareholder report dated October 31, 2014, are incorporated herein by reference.
42

ACCOMPANYING NOTES TO FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses, net of fee waivers and/or recoupments, if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)(4)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
Voya Diversified Emerging Markets Debt Fund
Class A
10-31-14	9.67	0.30	0.21	0.51	0.46	—	—	0.46	—	9.72	5.57	10.22	1.11	1.11	3.09	38	67
11-02-12(5) - 10-31-13	10.00	0.26•	(0.51)	(0.25)	0.08	—	—	0.08	—	9.67	(2.50)	19.03	1.11	1.11	2.64	11	75
Class C
10-31-14	9.61	0.24	0.19	0.43	0.38	—	—	0.38	—	9.66	4.73	10.97	1.86	1.86	2.45	3	67
11-02-12(5) - 10-31-13	10.00	0.21•	(0.53)	(0.32)	0.07	—	—	0.07	—	9.61	(3.21)	19.78	1.86	1.86	2.16	3	75
Class I
10-31-14	9.70	0.34	0.19	0.53	0.47	—	—	0.47	—	9.76	5.76	9.77	0.81	0.81	3.50	1,026	67
11-02-12(5) - 10-31-13	10.00	0.32	(0.53)	(0.21)	0.09	—	—	0.09	—	9.70	(2.15)	18.32	0.81	0.81	3.26	969	75
Class W
10-31-14	9.69	0.34	0.19	0.53	0.46	—	—	0.46	—	9.76	5.79	9.97	0.86	0.86	3.45	3	67
11-02-12(5) - 10-31-13	10.00	0.31	(0.53)	(0.22)	0.09	—	—	0.09	—	9.69	(2.26)	18.78	0.86	0.86	3.21	3	75
(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions, and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Ratios reflect operating expenses of the Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by the Fund. Net investment income (loss) is net of all such additions or reductions.
(4)	Ratios do not include expenses of Underlying Funds.
(5)	Commencement of operations.
•	Calculated using average number of shares outstanding throughout the period.
43

TO OBTAIN MORE INFORMATION
You'll find more information about the Fund in our:
ANNUAL/SEMI-ANNUAL SHAREHOLDER REPORTS
In the Fund's annual/semi-annual shareholder reports, you will find a discussion of the recent market conditions and principal investment strategies that significantly affected the Fund's performance during the last fiscal year, the financial statements and the independent registered public accounting firm's reports (in the annual shareholder report only).
STATEMENT OF ADDITIONAL INFORMATION
The SAI contains more detailed information about the Fund. The SAI is legally part of this Prospectus (it is incorporated by reference). A copy has been filed with the SEC.
Please write, call or visit our website for a free copy of the current annual/semi-annual shareholder reports, the SAI, or other Fund information.
To make shareholder inquiries contact:
Voya Investment Management
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, AZ 85258-2034
1-800-992-0180
or visit our website at www.voyainvestments.com
This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC's Public Reference Room in Washington, D.C. or call 202-551-8090 for information on the operation of the Public Reference Room. Otherwise, you may obtain the information for a fee, by contacting the SEC at:
U.S. Securities and Exchange Commission
Public Reference Section
100 F Street, N.E.
Washington, D.C. 20549
or at the e-mail address: publicinfo@sec.gov
Or obtain the information at no cost by visiting the SEC’s Internet website at www.sec.gov.
When contacting the SEC, you will want to refer to the Fund's SEC file number. The file number is as follows:
Voya Mutual Funds	811-07428
Voya Diversified Emerging Markets Debt Fund

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You will be notified by e-mail when these communications become available on the Internet. Documents that are not available on the Internet will continue to be sent by mail.
PRO-473424	(0215-022715)

Prospectus
February 27, 2015
•	Voya Diversified International Fund
Class/Ticker: A/IFFAX; B/IFFBX; C/IFFCX; I/IFFIX; O/IFFOX; R/IFFRX; W/IDFWX
The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities nor has the SEC judged whether the information in this Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.
E-Delivery Sign-up – details on back cover

Voya Diversified International Fund  (formerly, ING Diversified International Fund)
Investment Objective
The Fund’s investment objective is to seek long-term growth of capital.
Fees and Expenses of the Fund
These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Voya mutual funds. More information about these and other discounts is available from your financial professional and in the discussion in the Sales Charges section of the Prospectus (page 30) or the Purchase, Exchange, and Redemption of Shares section of the Statement of Additional Information (page 89).
Shareholder Fees
Fees paid directly from your investment

Class	Maximum sales charge (load) as a % of offering price	Maximum deferred sales charge as a % of purchase or sales price, whichever is less
A	5.75	None[1]
B	None	5.00
C	None	1.00
I	None	None
O	None	None
R	None	None
W	None	None
Annual Fund Operating Expenses
Expenses you pay each year as a % of the value of your investment

Class		A	B	C	I
Management Fees[2]	%	0.05	0.05	0.05	0.05
Distribution and/or Shareholder Services (12b-1) Fees	%	0.25	1.00	1.00	None
Administrative Services Fees	%	0.10	0.10	0.10	0.10
Other Expenses	%	0.35	0.35	0.35	0.30
Acquired Fund Fees and Expenses	%	0.91	0.91	0.91	0.91
Total Annual Fund Operating Expenses[3]	%	1.66	2.41	2.41	1.36
Waivers and Reimbursements[4]	%	(0.26)	(0.26)	(0.26)	(0.21)
Total Annual Fund Operating Expenses after Waivers and Reimbursements	%	1.40	2.15	2.15	1.15
Class		O	R	W
Management Fees[2]	%	0.05	0.05	0.05
Distribution and/or Shareholder Services (12b-1) Fees	%	0.25	0.50	None
Administrative Services Fees	%	0.10	0.10	0.10
Other Expenses	%	0.35	0.35	0.35
Acquired Fund Fees and Expenses	%	0.91	0.91	0.91
Total Annual Fund Operating Expenses[3]	%	1.66	1.91	1.41
Waivers and Reimbursements[4]	%	(0.26)	(0.26)	(0.26)
Total Annual Fund Operating Expenses after Waivers and Reimbursements	%	1.40	1.65	1.15
1	A contingent deferred sales charge of 1.00% is assessed on certain redemptions of Class A shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1 million or more.
2	Effective October 1, 2013, the Fund’s Management Fee structure was changed to a “bifurcated fee” structure as follows: an annual rate of 0.00% of the Fund’s average daily net assets invested in Underlying Funds within the Voya family of funds; and 0.30% of the Fund’s average daily net assets invested in direct investments, which include, but are not limited to, a security issued by an investment company that is not part of the Voya family of funds, including exchange-traded funds, a security issued by a non-mutual fund issuer, such as an operating company, and derivative instruments.
3	Total Annual Fund Operating Expenses may be higher than the Fund’s ratio of expenses to average net assets shown in the Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
4	The adviser is contractually obligated to limit expenses to 1.58%, 2.33%, 2.33%, 1.33%, 1.58%, 1.83%, and 1.33% for Class A, Class B, Class C, Class I, Class O, Class R, and Class W shares, respectively, through March 1, 2018. This limitation is subject to possible recoupment by the adviser within 36 months of the waiver or reimbursement. In addition, the adviser is contractually obligated to further limit expenses to 1.40%, 2.15%, 2.15%, 1.15%, 1.40%, 1.65%, and 1.15% for Class A, Class B, Class C, Class I, Class O, Class R, and Class W shares, respectively, through March 1, 2016. The limitations do not extend to interest, taxes, brokerage commissions, and extraordinary expenses. Termination or modification of these obligations requires approval by the Fund’s board.
Expense Examples

The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples show costs if you sold (redeemed) your shares at the end of the period or continued to hold them. The Examples also assume that your investment had a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Voya Diversified International Fund
1

Class	Share Status	1 Yr	3 Yrs	5 Yrs	10 Yrs
A	Sold or Held	$709	1,044	1,402	2,407
B	Sold	$718	1,027	1,462	2,540
	Held	$218	727	1,262	2,540
C	Sold	$318	727	1,262	2,727
	Held	$218	727	1,262	2,727
I	Sold or Held	$117	410	725	1,617
O	Sold or Held	$143	498	878	1,944
R	Sold or Held	$168	575	1,007	2,212
W	Sold or Held	$117	421	746	1,668
The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one- and three-year periods and the first three years of the five- and ten-year periods.
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Examples, affect the Fund's performance.
During the most recent fiscal year, the Fund's portfolio turnover rate was 25% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests in a combination of other funds in the same fund complex (“Underlying Funds”) that, in turn, invest in foreign equity securities of issuers located in a number of different countries, other than the United States. The Fund seeks to diversify its holdings internationally by including Underlying Funds that invest in companies of all market capitalizations; Underlying Funds that invest using a growth, value, or blend style; and Underlying Funds that invest in companies in both developed countries and countries with emerging securities markets. The Fund may invest in derivative instruments, including futures and swaps (including interest rate swaps, total return swaps, and credit default swaps), to make tactical allocations, as a substitute for taking a position in the underlying asset, and to assist in managing cash. The Fund may hold cash and cash equivalents. The Fund's current approximate target allocations (“Target Allocations”) (expressed as a percentage of its net assets) among the Underlying Funds are set out below. As these Target Allocations are as of the date of this Prospectus, the actual allocations of the Fund's assets may deviate from the percentages shown: international core - 40%; international growth - 21%; international value - 24%; international small cap - 5%; and emerging markets - 10%. The Target Allocations are measured with reference to the primary strategies of the Underlying Funds; actual exposure to these asset classes will vary from the Target Allocations if an Underlying Fund is not substantially invested in accordance with its primary strategy.
The Fund may also allocate to international real estate in the future. There can be no assurance that this allocation will occur.
The Fund may be rebalanced periodically to return to the Target Allocations. The Fund's Target Allocations may be changed, at any time, in accordance with the Fund's asset allocation process. The Fund may periodically deviate from the Target Allocations based on an assessment of the current market conditions or other factors. Generally, the deviations fall in the range of +/- 10% relative to the current Target Allocations. The adviser may determine, in light of market conditions or other factors, to deviate by a wider margin in order to protect the Fund, to achieve its investment objective, or to take advantage of particular opportunities.
In addition to investing in the Underlying Funds, the Fund may also invest up to 20% of its total assets in exchange-traded funds to gain exposure to equity securities, or alternative strategies, which may include commodities.
Principal Risks
You could lose money on an investment in the Fund. The value of your investment in the Fund changes with the values of the Underlying Funds and their investments. Any of the following risks, among others, could affect the Fund's or an Underlying Fund's performance or cause the Fund or an Underlying Fund to lose money or to underperform market averages of other funds.
Asset Allocation    Assets will be allocated among Underlying Funds and markets based on judgments by the Adviser or Sub-Adviser. There is a risk that the Fund may allocate assets to an Underlying Fund or asset class that underperforms other funds or asset classes.
Cash/Cash Equivalents    To the extent the Fund holds cash or cash equivalents, the Fund risks achieving lower returns and potential lost opportunities to participate in market appreciation which could negatively impact the Fund’s performance and ability to achieve its investment objective.
Commodities    The operations and financial performance of companies in natural resources industries may be directly affected by commodity prices. This risk is exacerbated for those natural resources companies that own the underlying commodity.
Company    The price of a given company's stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.
Credit Default Swaps    An Underlying Fund may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, an Underlying Fund pays a fee to protect against the risk that a security held by the Underlying Fund will default. As a seller of the swap, an Underlying Fund receives payment(s) in return for its obligation to pay the counterparty the full notional value of a security in the event of a default of the security issuer. As a seller of a swap, an Underlying Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Underlying Fund would be subject to investment exposure on the full notional value of the swap. Credit default swaps are particularly subject to
2
Voya Diversified International Fund

counterparty, credit, correlation, valuation, liquidity and leveraging risks. Certain standardized swaps are subject to mandatory central clearing.  Central clearing is expected to reduce counterparty credit risk and increase liquidity, but central clearing does not make swap transactions risk free.
Currency    To the extent that an Underlying Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.
Derivative Instruments    Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Fund or an Underlying Fund and reduce its returns. Derivatives may not perform as expected, so the Fund or an Underlying Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund or an Underlying Fund to the risk of improper valuation.
Foreign Investments/Developing and Emerging Markets    Investing in foreign (non-U.S.) securities may result in the Underlying Funds experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. Foreign investment risks may be greater in developing and emerging markets than in developed markets.
Liquidity    If a security is illiquid, an Underlying Fund might be unable to sell the security at a time when the manager might wish to sell, and the security could have the effect of decreasing the overall level of the Fund's or an Underlying Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount an Underlying Fund could realize upon disposition. An Underlying Fund may make investments that become less liquid in response to market developments or adverse investor perception. An Underlying Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to an Underlying Fund.
Market    Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which the Underlying Funds invest. Rather, the market could favor securities to which the Underlying Funds are not exposed or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Underlying Funds costs and impair the ability of the Underlying Funds to achieve its investment objectives.
Market Capitalization    Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing an Underlying Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.
Other Investment Companies    The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Fund or an Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund and a proportionate share of the expenses of each Underlying Fund.
Real Estate Companies and Real Estate Investment Trusts (“REITs”)    Investing in real estate companies and REITs may subject an Underlying Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
Voya Diversified International Fund
3

Performance Information
The following information is intended to help you understand the risks of investing in the Fund. The following bar chart shows the changes in the Fund's performance from year to year, and the table compares the Fund's performance to the performance of a broad-based securities market index/indices for the same period. The Fund's performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The bar chart shows the performance of the Fund's Class A shares. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. However, the table includes all applicable fees and sales charges. Other class shares' performance would be higher or lower than Class A shares' performance because of the higher or lower expenses paid by Class A shares. The Fund's past performance (before and after taxes) is no guarantee of future results. For the most recent performance figures, go to www.voyainvestments.com/literature or call 1-800-992-0180.
Calendar Year Total Returns Class A
(as of December 31 of each year)

Best quarter: 2nd, 2009, 26.94% and Worst quarter: 4th, 2008, -21.79%
Average Annual Total Returns %
(for the periods ended December 31, 2014)

		1 Yr	5 Yrs	10 Yrs	Since Inception	Inception Date
Class A before taxes	%	-11.80	2.74	N/A	1.74	12/21/05
After tax on distributions	%	-12.68	2.38	N/A	1.13
After tax on distributions with sale	%	-5.92	2.16	N/A	1.13
MSCI ACW IndexSM Ex-U.S.[1]	%	-3.87	4.43	N/A	3.93
Class B before taxes	%	-11.53	2.87	N/A	1.65	12/21/05
MSCI ACW IndexSM Ex-U.S.[1]	%	-3.87	4.43	N/A	3.93
Class C before taxes	%	-7.96	3.19	N/A	1.63	12/21/05
MSCI ACW IndexSM Ex-U.S.[1]	%	-3.87	4.43	N/A	3.93
Class I before taxes	%	-6.14	4.24	N/A	2.64	12/21/05
MSCI ACW IndexSM Ex-U.S.[1]	%	-3.87	4.43	N/A	3.93
Class O before taxes	%	-6.45	3.98	N/A	-1.16	06/04/08
MSCI ACW IndexSM Ex-U.S.[1]	%	-3.87	4.43	N/A	-0.11
Class R before taxes	%	-6.60	3.74	N/A	-0.11	12/12/06
MSCI ACW IndexSM Ex-U.S.[1]	%	-3.87	4.43	N/A	1.60
Class W before taxes	%	-6.22	4.25	N/A	0.07	02/12/08
MSCI ACW IndexSM Ex-U.S.[1]	%	-3.87	4.43	N/A	1.02
1	The index returns include the reinvestment of dividends and distributions net of withholding taxes, but do not reflect fees, brokerage commissions, or other expenses.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are shown for Class A shares only. After-tax returns for other classes will vary.
Portfolio Management
Investment Adviser	Sub-Adviser
Voya Investments, LLC	Voya Investment Management Co. LLC

Portfolio Managers
Halvard Kvaale, CIMA Portfolio Manager (since 08/12)	Derek Sasveld, CFA Portfolio Manager (since 08/13)
Paul Zemsky, CFA Portfolio Manager (since 12/05)
Purchase and Sale of Fund Shares
Shares of the Fund may be purchased or sold on any business day (normally any day when the New York Stock Exchange is open). You can buy or sell shares of the Fund through a broker-dealer or other financial intermediary; by visiting our website at www.voyainvestments.com; by writing to us at Voya Investment Management, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034; or by calling us at 1-800-992-0180.
Minimum Initial Investment $ by share class

Class	A, C	I	O	R	W
Non-retirement accounts	$1,000	250,000	1,000	—	1,000
Retirement accounts	$250	250,000	250	—	1,000
Certain omnibus accounts	$250	—	—	—	—
Pre-Authorized Investment Plan	$1,000	250,000	1,000	—	1,000
There are no minimums for additional investments except that the Pre-Authorized Investment Plan requires a monthly investment of at least $100. For Class I shares, there is no minimum initial investment requirement for qualified retirement plans or other defined contribution plans and defined benefit plans that invest in the Voya funds through omnibus arrangements.
For Class O shares, if you are unable to invest at least $1,000 ($250 for retirement accounts/Coverdell Education Savings Accounts), you may open your account for $100 and invest an additional $100 per month using the Automatic Investment Plan. This allows you to invest regular amounts at regular intervals until you reach the required initial minimum.
Tax Information
The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a
4
Voya Diversified International Fund

401(k) plan or an individual retirement account. If you are investing through a tax-deferred arrangement, you may be taxed upon withdrawals from that arrangement.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and/or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Voya Diversified International Fund
5

KEY FUND INFORMATION

This Prospectus contains information about the Fund and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.
The Fund's Statement of Additional Information (“SAI”) is incorporated by reference into (legally made a part of) this Prospectus. It identifies investment restrictions, more detailed risk descriptions, a description of how the bond rating system works, and other information that may be helpful to you in your decision to invest. You may obtain a copy, without charge, from the Fund.
Other Voya mutual funds may also be offered to the public that have similar names, investment objectives, and principal investment strategies as those of the Fund. You should be aware that the Fund is likely to differ from these other Voya mutual funds in size and cash flow pattern. Accordingly, the performance of the Fund can be expected to vary from those of other Voya mutual funds.
The Fund is a series of Voya Mutual Funds (formerly, ING Mutual Funds) (“Trust”), a Delaware statutory trust. The Fund is managed by Voya Investments, LLC (formerly, ING Investments, LLC) (“Voya Investments” or “Adviser”). Voya Investment Management Co. LLC (formerly, ING Investment Management Co. LLC) (“Voya IM” or “Sub-Adviser”) is the Sub-Adviser to the Fund.
The Underlying Funds are also managed by the Adviser. Each of the Underlying Funds has a sub-adviser. Some, but not all, of those sub-advisers are affiliates of the Adviser and some are non-affiliated.
The Adviser and the Sub-Adviser are indirect, wholly-owned subsidiaries of Voya Financial, Inc. For more information about the Fund, the Adviser and the Sub-Adviser, please read “Management of the Fund” later in this Prospectus and the SAI.
Conflicts of Interest
The Adviser and Sub-Adviser have the authority to select and substitute Underlying Funds. The Adviser and Sub-Adviser may be subject to potential conflicts of interest in selecting Underlying Funds because the fees paid to them by some Underlying Funds are higher than fees paid by other Underlying Funds. However, the Adviser and Sub-Adviser have a fiduciary duty to the Fund and are legally obligated to act in the Fund's best interests when selecting Underlying Funds.
In making decisions on the allocation of the assets of the Fund among the Underlying Funds, the Adviser and Sub-Adviser are subject to several conflicts of interest because they serve as the Adviser and Sub-Adviser to the Fund and to one or more of the Underlying Funds. These conflicts could arise because the Adviser and Sub-Adviser or their affiliates earn higher net advisory fees (the advisory fee received less any sub-advisory fee paid and fee waivers or expense subsidies) on some of the Underlying Funds than others. For example, where the Underlying Funds have a sub-adviser that is affiliated with the Adviser or Sub-Adviser, the entire advisory fee is retained by a Voya company. Even where the net advisory fee is not higher for Underlying Funds sub-advised by an affiliate of the Adviser or Sub-Adviser, the Adviser and Sub-Adviser may have an incentive to prefer affiliated sub-advisers for other reasons, such as increasing assets under management or supporting new investment strategies, which in turn would lead to increased income to Voya. Further, the Adviser and Sub-Adviser may believe that redemption from an Underlying Fund will be harmful to that Underlying Fund, the Adviser and Sub-Adviser or an affiliate. Therefore, the Adviser and Sub-Adviser may have incentives to allocate and reallocate in a fashion that would advance their own economic interests, the economic interests of an affiliate or the interests of an Underlying Fund rather than the Fund.
The Adviser has developed an investment process using a Sub-Adviser that it believes will ensure the Fund is managed in the best interests of the shareholders of the Fund. Further, the Adviser and Sub-Adviser have adopted various policies and procedures that are intended to identify, monitor and address actual or potential conflicts of interest. Nonetheless, investors bear the risk that the Adviser's and Sub-Adviser's allocation decisions may be affected by their conflicts of interest.
Fundamental Policies
Fundamental investment policies contained in the SAI may not be changed without shareholder approval. The Board of Trustees (“Board”) and/or the Adviser may change any other policies and investment strategies.
Fund Diversification
The Fund is diversified, as such term is defined in the Investment Company Act of 1940 as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).
6

KEY FUND INFORMATION (continued)

Investor Diversification
Although an investor may achieve the same level of diversification by investing directly in a variety of the Underlying Funds, the Fund provides investors with a means to simplify their investment decisions by investing in a single diversified portfolio. For more information about the Underlying Funds, please see “Key Information About the Underlying Funds” later in this Prospectus.
Although the Fund is designed to serve as a component of a diversified investment portfolio of securities, no single mutual fund can provide an appropriate investment program for all investors. You should evaluate the Fund in the context of your personal financial situation, investment objectives, and other investments.
Temporary Defensive Strategies
When the Adviser or sub-adviser (if applicable) to the Fund or an Underlying Fund anticipates unusual market, economic, political, or other conditions, the Fund or Underlying Fund may temporarily depart from its principal investment strategies as a defensive measure. In such circumstances, the Fund or Underlying Fund may invest in securities believed to present less risk, such as cash, cash equivalents, money market fund shares and other money market instruments, debt securities that are high quality or higher quality than normal, more liquid securities, or others. While the Fund or Underlying Fund invests defensively, it may not achieve its investment objective. The Fund's or Underlying Fund's defensive investment position may not be effective in protecting its value. It is impossible to predict accurately how long such alternative strategies may be utilized. The types of defensive positions in which the Fund may engage are identified and discussed in the SAI.
Percentage and Rating Limitations
The percentage and rating limitations on Fund investments listed in this Prospectus apply at the time of investment.
Investment Not Guaranteed
Please note your investment is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.
Shareholder Reports
The Fund's fiscal year ends October 31. The Fund will send financial statements to its shareholders at least semi-annually. An annual shareholder report containing financial statements audited by the independent registered public accounting firm will be sent to shareholders every year.
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MORE INFORMATION ABOUT THE FUND

Additional Information About the Investment Objective
The Fund's investment objective is non-fundamental and may be changed by a vote of the Fund's Board, without shareholder approval. The Fund will provide 60 days' prior written notice of any change in the non-fundamental investment objective. There is no guarantee the Fund will achieve its investment objective.
Additional Information About Principal Investment Strategies
The Fund invests in a combination of Underlying Funds that, in turn, invest directly in a wide range of international equity securities and uses asset allocation strategies to determine how much to invest in the Underlying Funds. The Fund is designed to meet the needs of investors who wish to seek exposure to various types of international equity securities through a single diversified investment. For a complete description of the Fund's principal investment strategies, please see the Fund's summary prospectus or the summary section of this Prospectus.
Asset Allocation Process
The Adviser and Sub-Adviser have designed the Fund, which was constructed and is managed using an asset allocation process to determine the Fund's investment mix. This asset allocation process can be described as follows:
In the first stage, the mix of asset classes (i.e., international equity securities) that the Sub-Adviser believes is likely to produce the optimal return for the Fund is estimated. This estimate is made with reference to an investment model that incorporates historical and expected returns, standard deviations and correlation coefficients of international asset classes as well as other financial variables. The mix of international asset classes arrived at for the Fund is called the “Target Allocation.” The Sub-Adviser will review the Target Allocation at least annually. The Sub-Adviser will also make tactical allocations to overweight certain asset classes and styles, while underweighting other asset classes. These tactical allocations are intended to be in response to changing market conditions, and to enable the Sub-Adviser to shift to those asset classes that are expected to outperform under certain market conditions.
In the second stage, the Sub-Adviser determines the Underlying Funds in which the Fund invests to attain its Target Allocation. In choosing an Underlying Fund, the Sub-Adviser considers, among other factors, the degree to which the Underlying Fund's holdings or other characteristics correspond to the desired Target Allocation. The Sub-Adviser, at any time, may change the Underlying Funds in which the Fund invests, may add or drop Underlying Funds, and may determine to make tactical changes in the Fund’s Target Allocation depending on market conditions. The Sub-Adviser determines the Target Allocation and the selection of Underlying Funds.
Periodically, based upon a variety of quantitative and qualitative factors, the Sub-Adviser uses economic and statistical methods to determine the optimal Target Allocations and ranges for the Fund, the resulting allocations to the Underlying Funds, and whether any Underlying Funds should be added or removed from the mix.
The factors considered may include the following: (i) the investment objective of the Fund and each of the Underlying Funds; (ii) economic and market forecasts; (iii) proprietary and third-party reports and analyses; (iv) the risk/return characteristics, relative performance, and volatility of Underlying Funds; and (v) the correlation and covariance among Underlying Funds.
As market prices of the Underlying Funds' portfolio securities change, the Fund's actual allocations will vary somewhat from the Target Allocation, although the percentages generally will remain within an acceptable range of the Target Allocation percentages, as determined by the Sub-Adviser. If changes are made as described above, those changes will be reflected in the Prospectus. However, it may take some time to fully implement the changes. The Sub-Adviser will implement the changes over a reasonable period of time while seeking to minimize disruptive effects and added costs to the Fund and the Underlying Funds.
The Sub-Adviser intends to rebalance the Fund on at least a quarterly basis, but may rebalance more or less frequently as deemed appropriate, to attain the Target Allocation for the Fund. When the Fund receives new investment proceeds or redemption requests, depending on the Fund's current cash reserves, the Sub-Adviser may determine to purchase additional shares or redeem shares of Underlying Funds. If the Sub-Adviser believes it is in the best interests of the Fund and its shareholders, to deviate from the Target Allocations, it may rebalance more frequently than quarterly, limit the degree of rebalancing or avoid rebalancing altogether. The Target Allocation may be changed at any time by the Sub-Adviser.
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MORE INFORMATION ABOUT THE FUND (continued)

The Sub- Adviser will have sole authority over the asset allocations, investments in particular Underlying Funds (including any Underlying Funds organized in the future) and the Target Allocation for the Fund, including determining the transition pattern of the Fund in a timely but reasonable manner based upon market conditions at the time of allocation changes. The Target Allocations will be reviewed at least annually and analyzed for consistency with current market conditions and industry trends.
Asset Allocation is No Guarantee Against Loss
Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from the historical performance and the assumptions used to form the asset allocations for the Fund. Furthermore, the Sub-Adviser's allocation of the Fund's assets may not anticipate market trends successfully. For example, weighting Underlying Funds that invest in equity securities too heavily during a stock market decline may result in a failure to preserve capital. Conversely, investing too heavily in Underlying Funds that invest in debt instruments during a period of stock market appreciation may result in lower total return.
There is a risk that you could achieve better returns by investing in an Underlying Fund or other mutual funds representing a single asset class than in the Fund.
Assets will be allocated among funds and markets based on judgments made by the Sub-Adviser. There is a risk that the Fund may allocate assets to an asset class or market that underperforms other funds. For example, the Fund may be underweighted in assets or a market that is experiencing significant returns or overweighted in assets or a market with significant declines.
Performance of the Underlying Funds Will Vary
The performance of the Fund depends upon the performance of the Underlying Funds, which are affected by changes in the economy and financial markets. The value of the Fund changes as the asset values of the Underlying Funds the Fund holds go up or down. The value of your shares will fluctuate and may be worth more or less than the original cost. The timing of your investment may also affect performance.
Additional Information About the Fund's and/or the Underlying Funds' Risks
All mutual funds involve risk - some more than others - and there is always the chance that you could lose money or not earn as much as you hope. The Fund's risk profile is largely a factor of the principal securities in which the Underlying Funds invest and investment techniques that the Underlying Funds use.
Below is a discussion of the risks associated with certain of the types of securities in which the Fund and/or the Underlying Funds may invest and certain of the investment practices that the Fund and/or the Underlying Funds may use. For more information about these and other types of securities and investment techniques that may be used by the Fund and/or the Underlying Funds, see the SAI.
Many of the investment techniques and strategies discussed in this Prospectus and in the SAI are discretionary which means that the adviser or sub-adviser of the Fund and/or the Underlying Funds can decide whether to use them. The Fund and/or the Underlying Funds may invest in these securities or use these techniques as part of their principal investment strategies. However, the adviser or sub-adviser may also use these investment techniques or make investments in securities that are not a part of the Fund's and/or the Underlying Funds' principal investment strategies.
For more information about principal risks that apply only to the Underlying Funds, please see “Key Information About the Underlying Funds.”
Asset Allocation.    Assets will be allocated among Underlying Funds and markets based on judgments by the adviser or sub-adviser. There is a risk that a fund may allocate assets to an Underlying Fund or asset class that underperforms other funds or asset classes.
Cash/Cash Equivalents.    To the extent a fund holds cash or cash equivalents, the fund risks achieving lower returns and potential lost opportunities to participate in market appreciation which could negatively impact the fund’s performance and ability to achieve its investment objective.
Commodities.    The operations and financial performance of companies in natural resources industries may be directly affected by commodity prices. This risk is exacerbated for those natural resources companies that own the underlying commodity. Commodity prices fluctuate for several reasons, including changes in market and economic conditions,
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MORE INFORMATION ABOUT THE FUND (continued)

the impact of weather on demand, the impact of interest rate and inflation on production and demand, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices, which may lead to a reduction in production or supply, may also negatively impact the performance of companies in natural resources industries that are solely involved in the transportation, processing, storing, distribution or marketing of commodities. Volatility of commodity prices may also make it more difficult for companies in natural resources industries to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices.
Company.    The price of a given company's stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.
Credit Default Swaps.    An Underlying Fund may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, an Underlying Fund pays a fee to protect against the risk that a security held by the Underlying Fund will default. As a seller of the swap, an Underlying Fund receives payment(s) in return for its obligation to pay the counterparty the full notional value of a security in the event of a default of the security issuer. As a seller of a swap, an Underlying Fund would be subject to investment exposure on the full notional value of the swap. Credit default swaps are particularly subject to counterparty, credit, correlation, valuation, liquidity and leveraging risks.  Certain standardized swaps are subject to mandatory central clearing.  Central clearing is expected to reduce counterparty credit risk and increase liquidity, but central clearing does not make swap transactions risk free.
Currency.    To the extent that an Underlying Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad. As a result, an Underlying Fund's investments in foreign currency or foreign currency-denominated securities may reduce the value of an Underlying Fund's assets.
Derivative Instruments.    Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of a fund or an Underlying Fund and reduce its returns. Derivatives may not perform as expected, so a fund or an Underlying Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose a fund or an Underlying Fund to the risk of improper valuation. Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. The investment of a fund or an Underlying Fund's assets required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a fund or an Underlying Fund; therefore, the purchase of certain derivatives may have an economic leveraging effect on a fund or an Underlying Fund; thus exaggerating any increase or decrease in the net asset value of a fund or an Underlying Fund. Investments in derivatives are generally negotiated over-the-counter with a single counterparty and as a result are subject to credit risks related to the counterparty's ability to perform its obligations and further that any deterioration in the counterparty's creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a fund or an Underlying Fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or for prices that do not reflect current market value. A fund or an Underlying Fund's adviser or sub-adviser might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market's movements and may have unexpected or undesired results such as a loss or a reduction in gains to a fund or an Underlying Fund.
Foreign Investments/Developing and Emerging Markets.    To the extent an Underlying Fund invests in securities of issuers in markets outside the United States, its share price may be more volatile than if it invested in securities of issuers in the U.S. market due to, among other things, the following factors: comparatively unstable political, social and economic conditions, and limited or ineffectual judicial systems; comparatively small market sizes, making securities
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MORE INFORMATION ABOUT THE FUND (continued)

less liquid and securities prices more sensitive to the movements of large investors and more vulnerable to manipulation; governmental policies or actions, such as high taxes, restrictions on currency movements, replacement of currency, potential for default on sovereign debt, trade or diplomatic disputes, creation of monopolies, and the seizure of private property through confiscatory taxation and expropriation or nationalization of company assets; incomplete, outdated, or unreliable information about securities issuers due to less stringent market regulation and accounting standards; comparatively undeveloped markets and weak banking and financial systems; market inefficiencies, such as higher transaction costs, and administrative difficulties, such as delays in processing transactions; and fluctuations in foreign currency exchange rates, which could reduce gains or widen losses. In addition, foreign taxes could reduce the income available to distribute to shareholders, and special U.S. tax considerations could apply to foreign investments. Depositary receipts are subject to risks of foreign investments and might not always track the price of the underlying foreign security. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.
Foreign investment risks may be greater in developing and emerging markets than in developed markets, for such reasons as social or political unrest, heavy economic dependence on agriculture or exports (particularly commodities), undeveloped or overburdened infrastructures, vulnerability to natural disasters, significant and unpredictable government intervention in markets or the economy, currency devaluations, runaway inflation, environmental problems, and business practices that depart from norms for developed countries and less developed or liquid markets for securities generally.
Liquidity.    If a security is illiquid, an Underlying Fund might be unable to sell the security at a time when the Underlying Fund's manager might wish to sell, and the security could have the effect of decreasing the overall level of the fund's or the Underlying Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount an Underlying Fund could realize upon disposition. A fund or an Underlying Fund may make investments that become less liquid in response to market developments or adverse investor perception. A fund or an Underlying Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Underlying Fund.
Market.    Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which the Underlying Funds invest. Rather, the market could favor securities to which the Underlying Funds are not exposed or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Underlying Funds costs and impair the ability of the Underlying Funds to achieve its investment objectives.
Market Capitalization.    Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing an Underlying Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.
Other Investment Companies.    The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because a fund or an Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of a fund and a proportionate share of the expenses of the Underlying Fund.
Other investment companies include exchange-traded funds (“ETFs”) and Holding Company Depositary Receipts (“HOLDRs”), among others. ETFs are exchange-traded investment companies that are, in many cases, designed to provide investment results corresponding to an index. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Additional risks of investments
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MORE INFORMATION ABOUT THE FUND (continued)

in ETFs include: (i) the market price of an ETF's shares may trade at a discount to its net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading may be halted if the listing exchanges' officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have a dramatic impact on their value.
Real Estate Companies and Real Estate Investment Trusts (“REITs”).    Investing in real estate companies and REITs may subject an Underlying Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property. Some REITs may invest in a limited number of properties, in a narrow geographic area or in a single property type, which increases the risk that an Underlying Fund could be unfavorably affected by the poor performance of a single investment or investment type. These companies are also sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. Borrowers could default on or sell investments the REIT holds, which could reduce the cash flow needed to make distributions to investors. In addition, REITs may also be affected by tax and regulatory requirements in that a REIT may not qualify for preferential tax treatments or exemptions. REITs require specialized management and pay management expenses.
Additional Risks
The discussion below also includes risks that are not considered to be principal risks of the Fund, but are considered to be relevant to the Fund or an Underlying Fund (including risks arising from the Fund's investment in Underlying Funds).
Counterparty.    The entity with which a fund or an Underlying Fund conducts portfolio-related business (such as trading or securities lending), or that underwrites, distributes or guarantees investments or agreements that the fund or the Underlying Fund owns or is otherwise exposed to, may refuse or may become unable to honor its obligations under the terms of a transaction or agreement. As a result, a fund or an Underlying Fund may sustain losses and be less likely to achieve its investment objective. These risks may be greater when engaging in over-the-counter transactions.
Duration.    One measure of risk for debt instruments is duration. Duration measures the sensitivity of a bond's price to interest rate movements and is one of the tools used by a portfolio manager in selection of debt instruments. Historically, the maturity of a bond was also used as a proxy for the sensitivity of a bond's price to changes in interest rates, otherwise known as a bond's interest rate risk or volatility. According to this measure, the longer the maturity of a bond, the more its price will change for a given change in market interest rates. However, this method ignores the amount and timing of all cash flows from the bond prior to final maturity. Duration is a measure of the average life of a bond on a present value basis which was developed to incorporate a bond's yield, coupons, final maturity and call features into one measure. As a point of reference, the duration of a noncallable 7% coupon bond with a remaining maturity of 5 years is approximately 4.5 years and the duration of a noncallable 7% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in interest rates may impact the duration calculation. For example, the price of a bond with an average duration of 4.5 years would be expected to fall approximately 4.5% if interest rates rose by one percentage point. Conversely, the price of a bond with an average duration of 4.5 years would be expected to rise approximately 4.5% if interest rates dropped by one percentage point.
Increase in Expenses.    Your actual cost of investing in a fund may be higher or lower than the expenses shown in the fund's “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if a fund's Acquired Fund Fees and Expenses increase as a result of the decrease in the Underlying Funds' assets. The Underlying Funds' assets may decrease and Underlying Funds expense ratios increase for many reasons, including volatility in the Underlying Funds' net asset value caused by volatility in the secondary markets for assets in which the Underlying Funds invests.
Manager.    A fund, and each Underlying Fund (except index funds), is subject to manager risk because it is an actively managed investment portfolio. The adviser, the sub-adviser or each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for a fund or an Underlying Fund, but there can be no guarantee that these will produce the desired results. Many managers of equity funds employ styles that are characterized as “value” or “growth.” However, these terms can have different application by different managers. One manager's value approach may be different from another, and one manager's growth approach may be different from another.
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MORE INFORMATION ABOUT THE FUND (continued)

For example, some value managers employ a style in which they seek to identify companies that they believe are valued at a more substantial or “deeper discount” to a company's net worth than other value managers. Therefore, some funds that are characterized as growth or value can have greater volatility than other funds managed by other managers in a growth or value style.
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KEY INFORMATION ABOUT THE UNDERLYING FUNDS

The Fund seeks to meet its investment objectives by allocating its assets among the Underlying Funds. Because the Fund invests in the Underlying Funds, shareholders will be affected by the investment strategies of each Underlying Fund. Information is provided below as of the date of this Prospectus regarding each Underlying Fund, including its investment adviser, sub-adviser, investment objective, main investments and main risks. This information is intended to provide potential investors in the Fund with information that they may find useful in understanding the investment history and risks of the Underlying Funds.
You should note that the adviser or sub-adviser (if applicable) may or may not invest in each of the Underlying Funds listed. Further, over time, the Fund will alter its allocation of assets among the Underlying Funds and may add or remove Underlying Funds that are considered for investment. Therefore, it is not possible to predict the extent to which the Fund will be invested in each Underlying Fund at any one time. As a result, the degree to which the Fund may be subject to the risks of a particular Underlying Fund will depend on the extent to which the Fund has invested in the Underlying Fund.

Affiliated Underlying Funds
Underlying Fund: Voya Global Value Advantage Fund (formerly, ING International Value Equity Fund)
Investment Adviser: Voya Investments, LLC
Sub-Adviser: Voya Investment Management Co. LLC
Investment Objective: Long-term capital growth and current income.
Main Investments: The fund invests primarily in the equity securities of companies located in a number of different countries, one of which may be the United States. Equity securities include common and preferred stocks, warrants, and convertible securities. The fund may invest without limit in countries with developing or emerging markets. The fund does not limit its investments to companies in any particular market capitalization range. The fund may also invest in derivative instruments including futures or index futures to gain exposure to securities, security markets, market indices, or to seek to manage cash balances consistent with the fund’s investment objectives and principal investment strategies. The fund may focus its investments in the financial services sector. The fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The fund may lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets.
Main Risks: Company, convertible securities, credit, currency, derivative instruments, focused investing, foreign investments/developing and emerging markets, interest rate, investment model, liquidity, market, other investment companies, and securities lending.

Underlying Fund: Voya International Core Fund
Investment Adviser: Voya Investments, LLC
Sub-Adviser: Wellington Management Company LLP
Investment Objective: Long-term growth of capital.
Main Investments: The fund invests at least 65% of its total assets in equity securities of companies located in a number of different countries other than the United States. The fund may invest in countries with emerging securities markets. The fund’s emerging markets exposure will generally not be greater than 10% above the emerging markets exposure of the MSCI All Country World Ex-U.S. Index. Emerging markets will be defined as countries that are included in the MSCI Emerging Markets Index. The fund may also invest in depositary receipts of foreign issuers. The fund may invest up to 15% of its assets in real estate investment trusts. The fund may use derivatives, including futures, options, swaps, and forward contracts. The fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The fund may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.
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KEY INFORMATION ABOUT THE UNDERLYING FUNDS (continued)

Main Risks: Company, currency, derivative instruments, foreign investments/developing and emerging markets, liquidity, market, market capitalization, other investment companies, real estate companies and real estate investment trusts, and securities lending.

Underlying Fund: Voya International Real Estate Fund
Investment Adviser: Voya Investments, LLC
Sub-Adviser: CBRE Clarion Securities LLC
Investment Objective: High total return.
Main Investments: The fund invests at least 80% of its net assets (plus borrowings for investment purposes) in a portfolio of equity securities of companies that are principally engaged in the real estate industry. At least 65% of the fund's assets will normally be invested in companies located in a number of different countries other than the United States. These companies may have investments that provide exposure to the U.S. real estate industry. The sub-adviser defines a real estate company as a company that: (i) derives at least 50% of its total revenue or earnings from owning, operating, developing, constructing, financing, managing, and/or selling commercial, industrial, or residential real estate; or (ii) has at least 50% of its assets invested in real estate. The fund expects these investments to be in common stocks of companies of any market capitalization, including real estate investment trusts. The fund may invest in companies located in countries with emerging securities markets. The fund may also invest in convertible securities, initial public offerings, and Rule 144A securities. The fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The fund may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.
Main Risks: Company, concentration, convertible securities, credit, currency, foreign investments/developing and emerging markets, initial public offerings, interest rate, investment model, liquidity, market, market capitalization, other investment companies, real estate companies and real estate investment trusts, and securities lending.

Underlying Fund: Voya Multi-Manager Emerging Markets Equity Fund
Investment Adviser: Voya Investments, LLC
Sub-Adviser: Delaware Investments Fund Advisers and J.P. Morgan Investment Management Inc.
Investment Objective: Long-term capital appreciation.
Main Investments: The fund invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of issuers in emerging markets. Developing or emerging countries include most countries in the world except Australia, Canada, Japan, New Zealand, Hong Kong, Singapore, the United Kingdom, the United States, and most of the countries of Western Europe. An emerging market company is one that is organized under the laws of, or has a principal place of business in, an emerging market; where the principal securities market is in an emerging market; that derives at least 50% of its total revenues or profits from goods that are produced or sold, investments made, or services performed in an emerging market; or at least 50% of the assets of which are located in an emerging market. The fund may invest in companies of any market capitalization. Equity securities may include common stock, preferred stock, convertible securities, depositary receipts, participatory notes, trust or partnership interests, warrants and rights to buy common stock, and privately placed securities. The fund may also invest in real estate investment trusts and non-investment grade bonds (high-yield or “junk bonds”). The fund may invest in derivatives, including but not limited to, futures, options, swaps, and forwards. The fund may invest in securities denominated in U.S. dollars, major reserve currencies, and currencies of other countries in which it can invest. The fund typically maintains full currency exposure to those markets in which it invests. However, the fund may, from time to time, hedge a portion of its foreign currency exposure into the U.S. dollar. The fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The fund may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.
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KEY INFORMATION ABOUT THE UNDERLYING FUNDS (continued)

Main Risks: Call, company, convertible securities, credit, currency, derivative instruments, foreign investments/developing and emerging markets, high-yield securities, interest rate, investment model, liquidity, market, market capitalization, other investment companies, real estate companies and real estate investment trusts, and securities lending.

Underlying Fund: Voya Multi-Manager International Equity Fund
Investment Adviser: Voya Investments, LLC
Sub-Advisers: Baillie Gifford Overseas Limited, J.P. Morgan Investment Management Inc., Lazard Asset Management LLC, and T. Rowe Price Associates, Inc.
Investment Objective: Long-term growth of capital.
Main Investments: The fund invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities. The fund invests at least 65% of its assets in equity securities of companies organized under the laws of, or with principal offices located in, a number of different countries outside of the United States, including in countries in emerging markets. The fund does not focus its investments in a particular industry or country. The fund may invest in companies of any market capitalization. The equity securities in which the fund may invest include, but are not limited to, common stocks, preferred stocks, depositary receipts, rights and warrants to buy common stocks, privately placed securities, and IPOs. The fund may invest in derivative instruments including options, futures, and forward foreign currency exchange contracts. The fund invests its assets in foreign investments which are denominated in U.S. dollars, major reserve currencies and currencies of other countries and can be affected by fluctuations in exchange rates. To attempt to protect against adverse changes in currency exchange rates, the fund may, but will not necessarily use special techniques such as forward foreign currency exchange contracts. The fund may invest in other investment companies, including exchange traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The fund’s investment adviser will determine the amount of fund assets allocated to each sub-adviser. The fund may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.
Main Risks: Company, currency, derivative instruments, foreign investments/developing and emerging markets, initial public offerings, liquidity, market, market capitalization, other investment companies, and securities lending.

Underlying Fund: Voya Multi-Manager International Small Cap Fund
Investment Adviser: Voya Investments, LLC
Sub-Advisers: Acadian Asset Management LLC and Wellington Management Company LLP
Investment Objective: Maximum long-term capital appreciation.
Main Investments: The fund invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of small market capitalization companies (defined as those companies that have a market capitalization, at the time of purchase, of up to $5 billion). At least 65% of the fund's assets will normally be invested in companies located outside the United States, including companies located in countries with emerging securities markets. The fund may invest up to 35% of its assets in U.S. issuers. The fund may hold both growth and value stocks and at times may favor one over the other based on available opportunities. The fund invests primarily in common stocks or securities convertible into common stocks of international issuers, but may invest from time to time in such instruments as forward currency contracts, futures contracts, rights, and depositary receipts. The fund may invest up to 25% of its assets in real estate investment trusts. The fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The fund may lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets.
Main Risks: Company, convertible securities, credit, currency, derivative instruments, foreign investments/developing and emerging markets, interest rate, investment model, liquidity, market, other investment companies, real estate companies and real estate investment trusts, securities lending, and small-capitalization company.

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS (continued)

Unaffiliated Underlying Funds
Underlying Fund: iShares® MSCI EAFE Growth ETF
Investment Adviser: BlackRock Fund Advisors
Investment Objective: Track the investment results of an index composed of developed market equities, excluding the United States and Canada, that exhibit growth characteristics.
Main Investments: The MSCI EAFE® Growth Index (“Index”), a subset of the MSCI EAFE® Index, consists of those securities in that index classified as most representing the growth style. Components primarily include consumer discretionary, consumer staples, and industrials companies. The adviser uses a “passive” or indexing approach to try to achieve the fund's investment objective. Unlike many investment companies, the fund does not try to “beat” the Index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued. Indexing may eliminate the chance that the fund will substantially outperform the Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies. The fund generally invests at least 90% of its assets in the securities of the Index and in depositary receipts representing securities in the Index. The fund may invest the remainder of its assets in other securities, including securities not included in the Index, futures, options, and swap contracts, as well as cash and cash equivalents, including shares of money market funds advised by the adviser or its affiliates. The adviser uses a representative sampling indexing strategy to manage the fund. The fund may lend securities representing up to one-third of the value of the fund's total assets (including the value of the collateral received).
Representative Sampling: Representative sampling is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Index. The fund may or may not hold all of the securities in the Index.
Industry Concentration Policy: The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.
Main Risks: Company, concentration, currency, derivative instruments, foreign investments/developing and emerging markets, growth investing, index strategy, market, market capitalization, and securities lending.

Underlying Fund: iShares® MSCI EAFE ETF
Investment Adviser: BlackRock Fund Advisors
Investment Objective: Track the investment results of an index composed of large- and mid-capitalization developed market equities, excluding the United States and Canada.
Main Investments: The fund seeks to track the investment results of the MSCI EAFE® Index (“Index”), which includes stocks from Europe, Australasia and the Far East. The Index may include large-, mid-, or small-capitalization companies, and components primarily include consumer discretionary, consumer staples, financial, and industrials companies. The adviser uses a “passive” or indexing approach to try to achieve the fund's investment objective. Unlike many investment companies, the fund does not try to “beat” the Index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued. Indexing may eliminate the chance that the fund will substantially outperform the Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies. The fund generally invests at least 90% of its assets in the securities of the Index and in depositary receipts representing securities in the Index. The fund may invest the remainder of its assets in certain futures, options, and swap contracts, cash and cash equivalents, including shares of money market funds advised by the adviser or its affiliates. The adviser uses a representative sampling indexing strategy to manage the fund. The fund may lend securities representing up to one-third of the value of the fund's total assets (including the value of the collateral received).
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KEY INFORMATION ABOUT THE UNDERLYING FUNDS (continued)

Representative Sampling: Representative sampling is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Index. The fund may or may not hold all of the securities in the Index.
Industry Concentration Policy: The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.
Main Risks: Commodities, company, concentration, currency, derivative instruments, foreign investments/developing and emerging markets, index strategy, market, market capitalization, and securities lending.

Underlying Fund: iShares® MSCI EAFE Value ETF
Investment Adviser: BlackRock Fund Advisors
Investment Objective: Track the investment results of an index composed of developed market equities, excluding the United States and Canada, that exhibit value characteristics.
Main Investments: The MSCI EAFE® Value Index (“Index”), a subset of the MSCI EAFE® Index, consists of those securities in that index classified as most representing the value style. Components primarily include energy, financials, and industrials companies. The adviser uses a “passive” or indexing approach to try to achieve the fund's investment objective. Unlike many investment companies, the fund does not try to “beat” the Index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued. Indexing may eliminate the chance that the fund will substantially outperform the Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies. The fund generally invests at least 90% of its assets in the securities of the Index and in depositary receipts representing securities in the Index. The fund may invest the remainder of its assets in other securities, including securities not included in the Index, futures, options, and swap contracts, as well as cash and cash equivalents, including shares of money market funds advised by the adviser or its affiliates. The adviser uses a representative sampling indexing strategy to manage the fund. The fund may lend securities representing up to one-third of the value of the fund's total assets (including the value of the collateral received).
Representative Sampling: Representative sampling is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Index. The fund may or may not hold all of the securities in the Index.
Industry Concentration Policy: The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.
Main Risks: Company, commodities, concentration, currency, derivative instruments, foreign investments/developing and emerging markets, index strategy, market, market capitalization, securities lending, and value investing.

MORE INFORMATION ABOUT PRINCIPAL RISKS THAT APPLY ONLY TO THE UNDERLYING FUNDS
The following are principal risks that apply only to the Underlying Funds:
Call.    During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond's maturity date. If forced to invest the unanticipated proceeds at lower interest rates, an Underlying Fund would experience a decline in income.
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KEY INFORMATION ABOUT THE UNDERLYING FUNDS (continued)

Concentration.    To the extent that an Underlying Fund's's index “concentrates,” as that term is defined in the 1940 Act, in the securities of a particular sector, industry or group of industries, or a single country or region, the Underlying Fund will concentrate its investments to approximately the same extent as the index. As a result, the Underlying Fund may be subject to greater market fluctuation than a fund which has securities representing a broader range of investment alternatives. If securities in which an Underlying Fund concentrates fall out of favor, the Underlying Fund could underperform funds that have greater diversification.
Concentration in Real Estate Industry.    As a result of an Underlying Fund “concentrating,” as that term is defined in the 1940 Act, its assets in securities related to a particular industry, an Underlying Fund may be subject to greater market fluctuations than a fund that has securities representing a broader range of investment alternatives. If securities of the particular industry as a group fall out of favor, an Underlying Fund could underperform funds that have greater industry diversification. When an Underlying Fund is concentrated in the real estate industry, investments in issuers principally engaged in real estate, including real estate investment trusts, may subject the Underlying Fund to risks similar to those associated with the direct ownership of real estate including terrorist attacks, war or other acts that destroy real property. In addition these investments may be affected by such factors as falling real estate prices, rising interest rates or property taxes, high foreclosure rates, environmental problems, zoning changes, overbuilding, overall declines in the economy and the management skill and creditworthiness of the company. Real estate investment trusts may also be affected by tax and regulatory requirements.
Convertible Securities.    Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.
The value of a convertible security will normally fluctuate in some proportion to changes in the value of the underlying security because of the conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying security. A convertible security may also provide income and be subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk. In the event the issuer of a convertible security is unable to meet its financial obligations, declares bankruptcy, or becomes insolvent, an Underlying Fund could lose money. An Underlying Fund may be forced to convert a convertible security before it otherwise would do so, which may decrease the Underlying Fund's returns.
Credit.    Prices of bonds and other debt securities can fall if the issuer's actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether. Lower quality securities (including securities that have fallen below investment-grade and are classified as “junk bonds”) have greater credit risk and liquidity risk than higher quality (investment-grade) securities, and their issuers' long-term ability to make payments is considered speculative. Prices of lower quality bonds or other debt instruments are also more volatile, are more sensitive to negative news about the economy or the issuer, and have greater liquidity and price volatility risk.
Focused Investing.    To the extent that an Underlying Fund invests a substantial portion of its assets in securities related to a particular industry, sector, market segment, or geographical area, its investments will be sensitive to developments in that industry, sector, market segment, or geographical area. An Underlying Fund assumes the risk that changing economic conditions; changing political or regulatory conditions; or natural and other disasters affecting the particular industry, sector, market segment, or geographical area in which the Underlying Fund focuses its investments could have a significant impact on its investment performance and could ultimately cause the Underlying Fund to underperform, or be more volatile than, other funds that invest more broadly.
Growth Investing.    Prices of growth stocks typically reflect high expectations for future company growth, and may fall quickly and significantly if investors suspect that actual growth may be less than expected. Growth companies typically lack any dividends that might cushion price declines. Growth stocks tend to be more volatile than value stocks, and may underperform the market as a whole over any given time period. Growth-oriented stocks typically sell at relatively high valuations as compared to other types of securities. Securities of growth companies may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential, they usually invest a high portion of earnings in their business, and they may lack the dividends of value stocks that can
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KEY INFORMATION ABOUT THE UNDERLYING FUNDS (continued)

cushion stock prices in a falling market. The market may not favor growth-oriented stocks or may not favor equities at all. In addition, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth. Historically, growth-oriented stocks have been more volatile than value-oriented stocks.
High-Yield Securities.    Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments. Investments in high-yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt instruments, but they also typically entail greater potential price volatility and principal and income risk. The prices of high-yield securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. High-yield securities structured as zero-coupon or pay-in-kind securities tend to be more volatile. The secondary market in which high-yield securities are traded is generally less liquid than the market for higher grade bonds. At times of less liquidity, it may be more difficult to value high-yield securities.
Index Strategy.    The index selected may underperform the overall market and an Underlying Fund might fail to track its target index. The correlation between an Underlying Fund and index performance may be affected by the Underlying Fund's expenses and the timing of purchases and redemptions of the Underlying Fund's shares. An Underlying Fund's actual holdings might not match the Index and the Underlying Fund's effective exposure to index securities at any given time may not equal 100%.
Initial Public Offerings.    Initial Public Offerings (“IPOs”) and companies that have recently gone public have the potential to produce substantial gains for an Underlying Fund. However, there is no assurance that an Underlying Fund will have access to profitable IPOs or that IPOs in which the Underlying Fund invests will rise in value. Furthermore, the value of securities of newly public companies may decline in value shortly after the IPO. When an Underlying Fund's asset base is small, the impact of such investments on the Underlying Fund's return will be magnified. If an Underlying Fund's assets grow, it is likely that the effect of the Underlying Fund's investment in IPOs on the Underlying Fund's return will decline.
Interest Rate.    With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed increases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase a fund’s or an Underlying Fund's exposure to risks associated with rising interest rates. Rising interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For fixed-income securities, an increase in interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain fund or Underlying Fund investments, adversely affect values, and increase a fund’s or Underlying Fund’s costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets.
Investment by Other Funds.    Various other mutual funds and/or funds-of-funds, including some Voya mutual funds, are allowed to invest in an Underlying Fund. In some cases, an Underlying Fund may serve as a primary or significant investment vehicle for a fund-of-fund. If the purchases, redemptions or rebalancing in these other funds result in large inflows or outflows of cash from the Underlying Fund, the Underlying Fund could be required to sell securities or invest cash at times, or in ways, that could hurt its performance, speed the realization of capital gains, or increase transaction costs. While it is very difficult to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, these transactions could also increase transaction costs or portfolio turnover. The adviser or sub-adviser will monitor transactions by the funds-of-funds and will attempt to minimize any adverse effects on an Underlying Fund and funds-of-funds as a result of these transactions. So long as an Underlying Fund accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.
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KEY INFORMATION ABOUT THE UNDERLYING FUNDS (continued)

Investment Model.    The manager's proprietary model may not adequately allow for existing or unforeseen market factors or the interplay between such factors. The proprietary models used by a manager to evaluate securities or securities markets are based on the manager's understanding of the interplay of market factors and do not assure successful investment. The markets, or the price of individual securities, may be affected by factors not foreseen in developing the models.
Securities Lending.    Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that an Underlying Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that an Underlying Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.
To generate additional income, an Underlying Fund may lend securities to financial institutions that are believed to be creditworthy by its adviser. When lending securities, an Underlying Fund will receive cash or U.S. government securities as collateral.
When an Underlying Fund lends its securities, it is responsible for investing the cash it receives as collateral from the borrower, and an Underlying Fund could incur losses in connection with the investment of such collateral, often referred to as “investment risk.” A fund or an Underlying Fund will minimize investment risk by limiting the investment of cash collateral to high quality instruments of short maturity.
A fund or an Underlying Fund may also lose money from the failure of a borrower to return a borrowed security in a timely manner, often referred to as “borrower default risk.” In the event of a borrower default, an Underlying Fund will be protected to the extent an Underlying Fund is able to exercise its rights in the collateral promptly and the value of such collateral is sufficient to purchase replacement securities. In addition, an Underlying Fund will be protected by its securities lending agent, which has agreed to indemnify the fund from losses resulting from borrower default.
Small-Capitalization Company.    Investments in small-capitalization companies may involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and may not be traded in volume typical on a national securities exchange.
Sovereign Debt.    These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.
U.S. Government Securities and Obligations.    U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored enterprises. U.S. government securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. Some U.S. government securities are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. These include direct obligations of the U.S. Treasury such as U.S. Treasury notes, bills and bonds, as well as indirect obligations including certain securities of the Government National Mortgage Association, the Small Business Administration, and the Farmers Home Administration, among others. Other U.S. government securities are not direct obligations of the U.S. Treasury, but rather are backed by the ability to borrow directly from the U.S. Treasury, including certain securities of the Federal Financing Bank, the Federal Home Loan Bank, and the U.S. Postal Service. Still other agencies and instrumentalities are supported solely by the credit of the agency or instrumentality itself and are neither guaranteed nor insured by the U.S. government. These include securities issued by the Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation, and the Federal Farm Credit Bank, among others. Consequently, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. No assurance can be given that the U.S. government would provide financial support to such agencies if it is not obligated to do so by law. U.S. government securities may be subject to varying degrees of credit risk and all U.S. government securities may be subject to price declines due to changing interest rates. Securities directly supported by the full faith and credit of the U.S. government have less credit risk.
21

KEY INFORMATION ABOUT THE UNDERLYING FUNDS (continued)

Value Investing.    Securities that appear to be undervalued may never appreciate to the extent expected. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings and industrial production. The sub-adviser may be wrong in its assessment of a company’s value and the securities an Underlying Fund holds may not reach their full values. A particular risk of an Underlying Fund’s value approach is that some holdings may not recover and provide the capital growth anticipated or a security judged to be undervalued may actually be appropriately priced. The market may not favor value-oriented securities and may not favor equities at all. During those periods, an Underlying Fund’s relative performance may suffer.
22

PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures regarding the release of portfolio holdings information is available in the Fund's SAI. Portfolio holdings information can be reviewed online at www.voyainvestments.com.
23

MANAGEMENT OF THE FUND

The Investment Adviser
Voya Investments, an Arizona limited liability company, serves as the investment adviser to the Fund. Voya Investments has overall responsibility for the management of the Fund. Voya Investments oversees all investment advisory and portfolio management services for the Fund. Voya Investments is registered with the SEC as an investment adviser.
The Adviser is an indirect, wholly-owned subsidiary of Voya Financial, Inc. (formerly, ING U.S., Inc.) Voya Financial, Inc. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries. As of the date of this Prospectus, Voya Financial, Inc. is a subsidiary of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin, with operations in more than 40 countries.
Voya Investments' principal office is located at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258. As of December 31, 2014, Voya Investments managed approximately $54 billion in assets.
In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including Voya Financial, Inc., before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep must divest at least 25% of Voya Financial, Inc. by the end of 2013, more than 50% by the end of 2014, and the remaining interest by the end of 2016 (such divestment, the “Separation Plan”).
In May 2013, Voya Financial, Inc. conducted an initial public offering of its common stock (the “IPO”). In October 2013, March 2014, and September 2014, ING Groep divested additional shares in several secondary offerings of common stock of Voya Financial, Inc. and concurrent share repurchases by Voya Financial, Inc. These transactions reduced ING Groep’s ownership interest in Voya Financial, Inc. to 32%. Voya Financial, Inc. did not receive any proceeds from these offerings.
In November 2014, through an additional secondary offering and the concurrent repurchase of shares by Voya Financial, Inc., ING Groep further reduced its interest in Voya Financial, Inc. below 25% to approximately 19% (the “November 2014 Offering”). The November 2014 Offering was deemed by the Adviser to be a change of control (the “Change of Control”), which resulted in the automatic termination of the existing investment advisory and sub-advisory agreements under which the Adviser and Sub-Adviser provide services to the Fund. In anticipation of this termination, and in order to ensure that the existing investment advisory and sub-advisory services could continue uninterrupted, in 2013 the Board approved new advisory and sub-advisory agreements for the Fund in connection with the IPO. In addition, in 2013, shareholders of the Fund approved new investment advisory and affiliated sub-advisory agreements prompted by the IPO, as well as any future advisory and affiliated sub-advisory agreements prompted by the Separation Plan that are approved by the Board and that have terms not materially different from the current agreements. This meant that shareholders would not have another opportunity to vote on a new agreement with the Adviser or a current affiliated sub-adviser even upon a change of control prompted by the Separation Plan, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of Voya Financial, Inc.
On November 18, 2014 in response to the Change of Control, the Board, at an in-person meeting, approved new investment advisory and affiliated sub-advisory agreements. At that meeting, the Adviser represented that the agreements approved by the Board were not materially different from the agreements approved by shareholders in 2013 and no single person or group of persons acting together was expected to gain “control” (as defined in the 1940 Act) of Voya Financial, Inc. As a result, shareholders of the Fund will not be asked to vote again on these new agreements with the Adviser and affiliated sub-advisers.
Management Fee
The Adviser receives an annual fee for its investment management services provided to the Fund.  The management fee is computed at a rate of 0.00% of average daily net assets invested in affiliated Underlying Funds and 0.30% of average daily net assets invested in unaffiliated Underlying Funds and/or other investments.
The Adviser is responsible for all of its own costs, including costs of its personnel required to carry out its investment advisory duties.
The following table shows the aggregate annual management fee paid by the Fund for the most recent fiscal year as a percentage of the Fund's average daily net assets:
24

MANAGEMENT OF THE FUND (continued)

Management Fee
Voya Diversified International Fund[1]	0.05%
1	Effective October 1, 2013, the Fund’s Management Fee was revised to a “bifurcated fee” structure as follows: 0.00% of the Fund’s average daily net assets invested in Underlying Funds within the Voya family of funds; and 0.30% of the Fund’s average daily net assets in direct investments which include, but are not limited to, a security issued by an investment company that is not a part of the Voya family of funds, including exchange-traded funds; a security issued by non-mutual fund issuer, such as an operating company; and derivative instruments.
For information regarding the basis for the Board’s approval of the investment advisory and investment sub-advisory relationships (if applicable), please refer to the Fund's annual shareholder report dated October 31, 2014.
The Sub-Adviser and Portfolio Managers
The Adviser has engaged a sub-adviser to provide the day-to-day management of the Fund's portfolio. The sub-adviser is an affiliate of the Adviser.
The Adviser acts as a “manager-of-managers” for the Fund. The Adviser has ultimate responsibility, subject to the oversight of the Fund’s Board, to oversee any sub-advisers and to recommend the hiring, termination, or replacement of sub-advisers. The Fund and the Adviser have received exemptive relief from the SEC which permits the Adviser, with the approval of the Fund’s Board but without obtaining shareholder approval, to enter into or materially amend a sub-advisory agreement with sub-advisers that are not affiliated with the Adviser (“non-affiliated sub-advisers”) as well as sub-advisers that are indirect or direct, wholly-owned subsidiaries of the Adviser or of another company that, indirectly or directly wholly owns the Adviser (“wholly-owned sub-advisers”).
Consistent with the “manager-of-managers” structure, the Adviser delegates to the sub-advisers of the Fund the responsibility for asset allocation amongst the underlying funds, subject to the Adviser’s oversight. The Adviser is responsible for, among other things, monitoring the investment program and performance of the sub-advisers of the Fund. Pursuant to the exemptive relief, the Adviser, with the approval of the Fund’s Board, has the discretion to terminate any sub-adviser (including terminating a non-affiliated sub-adviser and replacing it with a wholly-owned sub-adviser), and to allocate and reallocate the Fund’s assets among other sub-advisers. In these instances, the Adviser may have an incentive to select or retain an affiliated sub-adviser. In the event that the Adviser exercises its discretion to replace a sub-adviser of the Fund or add a new sub-adviser to the Fund, the Fund will provide shareholders with information about the new sub-adviser and the new sub-advisory agreement within 90 days. The appointment of a new sub-adviser or the replacement of an existing sub-adviser may be accompanied by a change to the name of the Fund and a change to the investment strategies of the Fund.
Under the terms of the sub-advisory agreement, the agreement can be terminated by the Adviser or the Fund’s Board. In the event a sub-advisory agreement is terminated, the sub-adviser may be replaced subject to any regulatory requirements or the Adviser may assume day-to-day investment management of the Fund.
The “manager-of-managers” structure and reliance on the exemptive relief has been approved by the Fund’s shareholders.
Voya Investment Management Co. LLC (formerly, ING Investment Management Co. LLC)
Voya Investment Management Co. LLC (“Voya IM” or “Sub-Adviser”), a Delaware limited liability company, was founded in 1972 and is registered with the SEC as an investment adviser. Voya IM is an indirect, wholly-owned subsidiary of Voya Financial, Inc. and is an affiliate of the Adviser. Voya IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. Voya IM's principal office is located at 230 Park Avenue, New York, New York 10169. As of December 31, 2014, Voya IM managed approximately $85.5 billion in assets.
The following individuals are jointly responsible for the day-to-day management of the Fund.
Halvard Kvaale, CIMA, Portfolio Manager, as well as Head of Voya IM's Manager Research and Selection within the Multi-Asset Strategies and Solutions Group, has been with Voya Investments since August 2012. Prior to joining Voya Investments, Mr. Kvaale was with Morgan Stanley Smith Barney Consulting Group from 2006 to 2012, most recently as managing director and head of their portfolio advisory services group. Prior to that, he served as the head of global manager research and fee-based advisory solutions at Deutsche Bank, and at Prudential Investments he managed the third party Consulting Programs as well as running the Investment Management Analysis Unit and the Senior Consulting Group.
25

MANAGEMENT OF THE FUND (continued)

Derek Sasveld, CFA, Portfolio Manager, is Senior Vice President and Head of Asset Allocation within the Multi-Asset Strategies and Solutions Group and is responsible for tactical and strategic asset allocation decisions. Prior to joining Voya IM in 2012, Mr. Sasveld was a Partner at Strategic Investment Group in Arlington, Virginia (2007 – 2012).
Paul Zemsky, CFA, Portfolio Manager, and Chief Investment Officer of Voya IM's Multi-Asset Strategies. He joined Voya IM in 2005 as head of derivative strategies.
Additional Information Regarding the Portfolio Managers
The SAI provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager, and each portfolio manager's ownership of securities in the Fund.
The Administrator
Voya Funds Services, LLC (formerly, ING Funds Services, LLC) (“Administrator”) serves as administrator to the Fund and receives an annual administrative services fee equal to 0.10% of the Fund's average daily net assets.
Subject to the supervision of the Board, the Administrator provides all administrative services reasonably necessary for the ordinary operation of the Fund other than the investment advisory services performed by the Adviser or Sub-Adviser including, but not limited to, acting as a liaison among the various service providers to the Fund, including the custodian, transfer agent, and such other service providers as may be retained by the Fund. The Administrator provides the Fund, at the Administrator's expense, with adequate personnel, office space, communications facilities, and other facilities necessary for operation of the Fund.
The Distributor
Voya Investments Distributor, LLC (formerly, ING Investments Distributor, LLC) (“Distributor”) is the principal underwriter and distributor of the Fund. It is a Delaware limited liability company with its principal offices at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258.
The Distributor is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org or the Public Disclosure Hotline at 800-289-9999.
26

CLASSES OF SHARES

Choosing a Share Class
When choosing between classes, you should carefully consider: (1) how long you plan to hold shares of the Fund; (2) the amount of your investment; (3) the expenses you'll pay for each class, including ongoing annual expenses along with the initial sales charge or the contingent deferred sales charges (“CDSC”); and (4) whether you qualify for any sales charge discounts. Please review the disclosure about all of the available share classes carefully. Before investing, you should discuss with your financial intermediary which share class may be right for you.
The tables below summarize the features of the classes of shares available through this Prospectus. Class B shares are closed to new investors and additional investments from existing shareholders, except in connection with the reinvestment of any distributions and permitted exchanges. Fund charges may vary so you should review the Fund's fee table as well as the section entitled “Sales Charges” in this Prospectus.
Summary of primary differences among share classes:
Class A
Initial Sales Charge	Up to 5.75% (reduced for purchases of $50,000 or more and eliminated for purchases of $1 million or more)
Contingent Deferred Sales Charge	None (except that with respect to purchases of $1 million or more for which the initial sales charge was waived, a charge of 1.00% applies to redemptions made within 18 months)[1]
Distribution and/or Shareholder Services (12b-1) Fees	0.25% annually
Purchase Maximum	None
Minimum Initial Purchase/Minimum Account Size	$1,000 ($250 for IRAs)/$1,000 ($250 for IRAs)
Minimum Subsequent Purchases	None
Minimum Initial Account Balance for Systematic Exchange Privilege	$5,000
Conversion	None

Class B
Initial Sales Charge	None
Contingent Deferred Sales Charge	5.00% declining to 0% after six years from the date of purchase
Distribution and/or Shareholder Services (12b-1) Fees	1.00% annually
Purchase Maximum	May not be purchased or acquired except by the reinvestment of dividends and permitted exchanges
Minimum Account Size	$1,000 ($250 for IRAs)
Minimum Subsequent Purchases	None
Minimum Initial Account Balance for Systematic Exchange Privilege	$5,000
Conversion	Automatic conversion to Class A shares after eight years, so annual expenses decrease
27

CLASSES OF SHARES (continued)

Class C
Initial Sales Charge	None
Contingent Deferred Sales Charge	1.00% if the shares are sold within one year from the date of purchase
Distribution and/or Shareholder Services (12b-1) Fees	1.00% annually
Purchase Maximum	$1,000,000
Minimum Initial Purchase/Minimum Account Size	$1,000 ($250 for IRAs)/$1,000 ($250 for IRAs)
Minimum Subsequent Purchases	None
Minimum Initial Account Balance for Systematic Exchange Privilege	$5,000
Conversion	None

Class I
Initial Sales Charge	None
Contingent Deferred Sales Charge	None
Distribution and/or Shareholder Services (12b-1) Fees	None
Purchase Maximum	None
Minimum Initial Purchase2,*/Minimum Account Size	$250,000/$250,000
Minimum Subsequent Purchases	None
Minimum Initial Account Balance for Systematic Exchange Privilege	None
Conversion	None

Class O
Initial Sales Charge	None
Contingent Deferred Sales Charge	None
Distribution and/or Shareholder Services (12b-1) Fees	0.25% Annually
Purchase Maximum	$1,000,000
Minimum Initial Purchase/Minimum Account Size	$1,000 ($250 for IRAs)/$1,000 ($250 for IRAs)
Minimum Subsequent Purchases	None
Minimum Initial Account Balance for Systematic Exchange Privilege	None
Conversion	None

Class R
Initial Sales Charge	None
Contingent Deferred Sales Charge	None
Distribution and/or Shareholder Services (12b-1) Fees	0.50% annually
Purchase Maximum	None
Minimum Initial Purchase/Minimum Account Size	None/None
Minimum Subsequent Purchases	None
Minimum Initial Account Balance for Systematic Exchange Privilege	None
Conversion	None
28

CLASSES OF SHARES (continued)

Class W
Initial Sales Charge	None
Contingent Deferred Sales Charge	None
Distribution and/or Shareholder Services (12b-1) Fees	None
Purchase Maximum	None
Minimum Initial Purchase*/Minimum Account Size	$1,000/$1,000
Minimum Subsequent Purchases	None
Minimum Initial Account Balance for Systematic Exchange Privilege	None
Conversion	None
1	There is no front-end sales charge if you purchase Class A shares in an amount of $1 million or more. However, these shares will be subject to a 1.00% CDSC if they are redeemed within 18 months of purchase.
2	There is no minimum initial investment requirement for qualified retirement plans or other defined contribution plans and defined benefit plans that invest in the Voya funds through omnibus arrangements.
*	Minimum investment amounts may not be waived for individual accounts that are managed by an investment adviser representative, as defined in Rule 203A-3(a) under the Investment Advisers Act of 1940.
Please refer to the minimum investments table on page 36 for additional information.
The relative impact of the initial sales charge, if applicable, and ongoing annual expenses will depend on the length of time a share is held. Higher distribution fees mean a higher expense ratio, so Class B shares and Class C shares pay correspondingly lower dividends and may have a lower net asset value (“NAV”) than Class A shares.
Because the Fund may not be able to identify an individual investor's trading activities when investing through omnibus account arrangements, you and/or your financial intermediary are responsible for ensuring that your investment in Class C shares does not exceed $1,000,000. The Fund cannot ensure that they will identify purchase orders that would cause your investment in Class C shares to exceed the maximum allowed amount. When investing through such arrangements, you and/or your financial intermediary should be diligent in determining that you have selected the appropriate share class for you.
You and/or your financial intermediary should also take care to assure that you are receiving any sales charge reductions or other benefits to which you may be entitled. As an example, as is discussed below, you may be able to reduce a Class A sales charge payable by aggregating purchases to achieve breakpoint discounts. The Fund uses the net amount invested when determining whether a shareholder has reached the required investment amount in order to be eligible for a breakpoint discount. In order to ensure that you are receiving any applicable sales charge reduction, it may be necessary for you to inform the Fund or your financial intermediary of the existence of other accounts that may be eligible to be aggregated. The SAI discusses specific classes of investors who may be eligible for a reduced sales charge. Before investing you should discuss which share class may be right for you with your financial intermediary.
Distribution and Service (12b-1) Fees
The Fund pays fees to the Distributor on an ongoing basis as compensation for the services the Distributor provides and the expenses it bears in connection with the sale and distribution of Fund shares (“distribution fees”) and/or in connection with personal services rendered to Fund shareholders and the maintenance of shareholder accounts (“service fees”). These payments are made pursuant to distribution and/or shareholder servicing plans adopted by the Fund pursuant to Rule 12b-1 of the 1940 Act (“12b-1 Plan”). Because these distribution and service fees are paid on an ongoing basis, over time these fees will increase the cost of your investment and cost you more than paying other types of sales charges.
The Fund has adopted a 12b-1 Plan for: Class A, Class B, Class C, Class O, and Class R shares. The following table lists the maximum annual rates at which the distribution and/or servicing fees may be paid under each 12b-1 Plan (calculated as a percentage of the Fund's average daily net assets attributable to the particular class of shares):
Fund	Class A	Class B	Class C	Class O	Class R
Voya Diversified International	0.25%	1.00%	1.00%	0.25%	0.50%
29

SALES CHARGES

The Fund makes available in a clear and prominent format, free of charge, on its website, (www.voyainvestments.com), information regarding applicable sales loads, reduced sales charges (i.e., breakpoint discounts), sales load waivers, eligibility minimums and purchases of the Fund's shares. The website includes hyperlinks that facilitate access to the information.
Class A Shares
This section includes important information about sales charges and sales charge reduction programs available to investors in the Fund's Class A shares and describes the information or records you may need to provide to the Distributor or your financial intermediary in order to be eligible for sales charge reduction programs.
Unless you are eligible for a waiver, the public offering price you pay when you buy Class A shares of the Fund is the NAV of the shares at the time of purchase, plus an initial sales charge. The initial sales charge varies depending on the size of your purchase, as set forth in the following tables. No sales charge is imposed when Class A shares are issued to you pursuant to the automatic reinvestment of income dividends or capital gains distributions. For investors investing in Class A shares of the Fund through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor obtains the proper breakpoint discount, if any.
Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.
Class A shares of the Fund are sold subject to the following sales charge:
Your Investment	As a % of the offering price	As a % of net asset value
Less than $50,000	5.75	6.10
$50,000 - $99,999	4.50	4.71
$100,000 - $249,999	3.50	3.63
$250,000 - $499,999	2.50	2.56
$500,000 - $999,999	2.00	2.04
$1,000,000 and over[1]	N/A	N/A
1	See “Contingent Deferred Sales Charges (”CDSCs“) - Class A Shares” below.
Shareholders that purchased funds that were a part of the Lexington family of funds or the Aetna family of funds prior to February 2, 1998, at the time of purchase, are not subject to sales charges for the life of their account on purchases made directly with the Fund.
Contingent Deferred Sales Charges (“CDSCs”) - Class A Shares
Investments of $1 Million or More.    There is no front-end sales charge if you purchase Class A shares in an amount of $1 million or more. However, these shares will be subject to a 1.00% CDSC if they are redeemed within 18 months of purchase.
CDSC - Class B and Class C Shares
Unless you are eligible for a waiver, if you sell your Class B or Class C shares within the time periods specified below, you will pay a CDSC according to the following schedules. It is the responsibility of your financial intermediary to ensure that you are credited with the proper holding period for the shares redeemed.
Class B and Class C shares are offered at their NAV per share without any initial sales charge. However, you may be charged a CDSC on shares that you sell within a certain period of time after you bought them. The amount of the CDSC is based on the lesser of the NAV of the shares at the time of purchase or redemption. The CDSCs are as follows:
30

SALES CHARGES (continued)

Class B CDSC
Years after purchase	CDSC on shares being sold
1st year	5.00%
2nd year	4.00%
3rd year	3.00%
4th year	3.00%
5th year	2.00%
6th year	1.00%
After 6th year	none
Class C CDSC
Years after purchase	CDSC on shares being sold
1st year	1.00%
After 1st year	none
To keep your CDSC as low as possible, each time you place a request to redeem shares, the Fund will first redeem shares in your account that are not subject to a CDSC and then will sell shares that have the lowest CDSC.
There is no CDSC on shares acquired through the reinvestment of dividends and capital gains distributions.
CDSC on Exchange into Voya Senior Income Fund
You are not required to pay an applicable CDSC upon an exchange from the Fund described in this Prospectus into Voya Senior Income Fund. However, if you exchange into Voya Senior Income Fund and subsequently offer your common shares for repurchase by Voya Senior Income Fund, the Fund's CDSC will apply. After an exchange into Voya Senior Income Fund, the time period for application of the CDSC will be calculated based on the first date you acquired your shares in the Fund.
Reduced or Waived Front-End Sales Charges
Investors in the Fund could reduce or eliminate sales charges applicable to the purchase of Class A shares through utilization of the Letter of Intent, Rights of Accumulation, or Combination Privilege. These programs are summarized below and are described in greater detail in the SAI.
You may reduce the initial sales charge on a purchase of Class A shares of the Fund by combining multiple purchases to take advantage of the breakpoints in the sales charge schedules. You may do this by:
•	Letter of Intent—lets you purchase shares over a 13-month period and pay the same sales charge as if the shares had all been purchased at once;
•	Rights of Accumulation—lets you add the value of shares of any open-end Voya mutual fund (excluding Voya Money Market Fund) you already own to the amount of your next purchase for purposes of calculating the sales charge; or
•	Combination Privilege—shares held by investors in the Voya mutual funds which impose a CDSC may be combined with Class A shares for a reduced sales charge.
In addition, certain investors may be eligible for special purchases of Class A shares at NAV. This may be done by:
•	Reinstatement Privilege—If you sell Class A shares of the Fund (or shares of other Voya mutual funds managed by the Adviser) and reinvest any of the proceeds in Class A shares of another Voya mutual fund within 90 days. For additional information regarding the reinstatement privilege, contact a Shareholder Services Representative or see the SAI; or
31

SALES CHARGES (continued)

•	Purchases by Certain Accounts—Class A shares may be purchased at NAV by certain fee-based programs offered through selected registered investment advisers, broker-dealers, and other financial intermediaries. Class A shares may also be purchased at NAV by shareholders that purchase the Fund through a financial intermediary that offers our Class A shares uniformly on a “no load” (or reduced load) basis to you and all similarly situated customers of the intermediary in accordance with the intermediary's prescribed fee schedule for purchases of fund shares, including by shareholders that purchase shares through a financial intermediary that has entered into an agreement with the Distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers.
See the Account Application or the SAI for additional information regarding the reduction of Class A shares' charges, or contact your financial intermediary or a Shareholder Services Representative for more information.
Required Shareholder Information and Records. In order for investors in Class A shares of the Fund to take advantage of sales charge reductions, an investor or his/her financial intermediary must notify the Distributor that the investor qualifies for such reduction. If the Distributor is not notified that the investor is eligible for these reductions, the Distributor will be unable to ensure that the reduction is applied to the investor's account. An investor may have to provide certain information or records, including account statements, to his/her financial intermediary or to the Distributor to verify the investor's eligibility for breakpoint privileges or other sales charge waivers.
CDSC Waivers.    If you notify the Fund’s transfer agent, BNY Mellon Investment Servicing (U.S.) Inc. (“Transfer Agent”), at the time of redemption, the CDSC for Class A, Class B, and Class C shares will be waived in the following cases:
•	Redemptions following the death or permanent disability of a shareholder if made within one year of death or the initial determination of permanent disability. The waiver is available only for shares held at the time of death or initial determination of permanent disability.
•	Redemptions for Class B and Class C shares, pursuant to a Systematic Withdrawal Plan, up to a maximum of 12% per year of a shareholder’s account value based on the value of the account at the time the plan is established and annually thereafter.
•	Mandatory distributions from “employee benefit plans” or an Individual Retirement Account (“IRA”).
•	Reinvestment of dividends and capital gains distributions.
If you think you may be eligible for a CDSC waiver, contact your financial intermediary or a Shareholder Services Representative.
Reinstatement Privilege.    If you sell Class A or Class C shares of the Fund you may be eligible for a full or prorated credit of the CDSC paid on the sale when you make an investment up to the amount redeemed in the same share class within 90 days of the eligible sale. Reinstated Class C shares will retain their original cost and purchase date for purposes of the CDSC. This privilege can be used only once per calendar year. If you want to use the Reinstatement Privilege, contact your financial intermediary or a Shareholder Services Representative, or see the SAI for more information. An investor may be asked to provide information or records, including account statements, regarding shares of the Fund held in all of the investor's accounts held directly with the Trust or through a financial intermediary; any account of the investor at another financial intermediary; and accounts of related parties of the investor; such as members of the same family or household, at any financial intermediary.
32

HOW SHARES ARE PRICED

When you buy shares, you pay the NAV plus any applicable sales charge. When you sell shares, you receive the NAV minus any applicable CDSC. Exchange orders are effected at NAV.
The NAV per share for each class of the Fund is determined each business day as of the close of regular trading (“Market Close”) on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE) each day on which the NYSE is open for trading. The Fund is open for business every day the NYSE is open. Fund shares will not be priced on days when the NYSE is closed. The NAV per share of each class of the Fund is calculated by taking the value of the Fund's assets attributable to that class, subtracting the Fund's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding.
The NAV of the Fund is based upon the NAVs of the Underlying Funds. In general, assets of the Underlying Funds are valued based on actual or estimated fair value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Shares of investment companies held by the Underlying Funds will generally be valued at the latest NAV reported by that investment company. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when the Fund’s or an Underlying Fund's NAV is not calculated. As a result, the NAV of the Fund or an Underlying Fund may change on days when shareholders will not be able to purchase or redeem the Fund's shares. When market quotations are not available or are deemed unreliable, a sub-adviser to the Fund or an Underlying Fund will use a fair value for an asset that is determined in accordance with procedures adopted by the Fund or an Underlying Fund's board. The types of assets for which such fair value pricing might be required include, but are not limited to:
•	Foreign securities, where a foreign security whose value at the close of the foreign market on which it principally trades likely would have changed by the time of the close of the NYSE, or the closing value is otherwise deemed unreliable;
•	Securities of an issuer that has entered into a restructuring;
•	Securities whose trading has been halted or suspended;
•	Debt instruments that have gone into default and for which there are no current market value quotations; and
•	Securities that are restricted as to transfer or resale.
The Fund and each Underlying Fund's adviser or sub-adviser may rely on the recommendations of a fair value pricing service approved by the Fund's or an Underlying Fund's board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. The Fund's and each Underlying Fund's adviser or sub-adviser will make such determinations in good faith in accordance with procedures adopted by the Fund's or an Underlying Fund's board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that the Fund or an Underlying Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund or an Underlying Fund determines its NAV per share. Please refer to the prospectus for each Underlying Fund for an explanation of the circumstances under which an Underlying Fund will use fair value pricing and the effect of fair value pricing.
33

HOW TO BUY SHARES

Customer Identification
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person that opens an account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.
What this means for you: the Fund, the Distributor, or a third-party selling you the Fund, must obtain the following information for each person that opens an account:
•	Name;
•	Date of birth (for individuals);
•	Physical residential address (although post office boxes are still permitted for mailing); and
•	Social Security number, taxpayer identification number, or other identifying number.
You may also be asked to show your driver’s license, passport, or other identifying documents in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other non-natural persons.
Federal law prohibits the Fund, the Distributor, and other financial institutions from opening accounts unless they receive the minimum identifying information listed above. They also may be required to close your account if they are unable to verify your identity within a reasonable time.
If you are a participant in a qualified retirement plan, you should make purchases through your plan administrator or sponsor, who is responsible for transmitting orders.
The Fund, the Distributor, or Capital One ShareBuilder, Inc. (“Capital One ShareBuilder”) reserve the right to reject any purchase order. Please note that cash, traveler's checks, third-party checks, money orders, and checks drawn on non-U.S. banks (even if payment may be effected through a U.S. bank) generally will not be accepted. The Fund and the Distributor reserve the right to waive minimum investment amounts. Waiver of the minimum investment amount can increase operating expenses of the Fund. Minimum investment amounts may not be waived for individual accounts that are managed by an investment adviser representative, as defined in Rule 203A-3(a) under the Investment Advisers Act of 1940. The Fund and the Distributor reserve the right to liquidate sufficient shares to recover annual transfer agent fees or to close your account and redeem your shares should you fail to maintain your account value minimum.
The Fund reserves the right to suspend the offering of shares or to reject any specific purchase order. The Fund may suspend redemptions or postpone payments when the NYSE is closed or when trading is restricted for any reason or under emergency circumstances as determined by the SEC.
Class A and Class C Shares
Class A and Class C shares may be purchased and sold by contacting any financial intermediary (who may impose transaction charges in addition to those described in this Prospectus) authorized to sell Fund shares. You may purchase additional shares in various ways, including through your financial adviser and by mail, telephone, on-line, and bank wire.
Class B Shares
Class B shares are closed to new investors and additional investments from existing shareholders except in connection with the reinvestment of any distributions and permitted exchanges.
Class I Shares
Class I shares may be purchased without a sales charge by: (1) qualified retirement plans such as 401(a), 401(k), or other defined contribution plans and defined benefit plans; (2) 529 college savings plans; (3) insurance companies and foundations investing for their own account; (4) wrap programs offered by broker-dealers and financial institutions; (5) accounts of, or managed by, trust departments; (6) individuals whose accounts are managed by an investment adviser representative, as stated above; (7) retirement plans affiliated with Voya Financial, Inc.; (8) Voya Financial, Inc. affiliates for purposes of corporate cash management; and (9) other registered investment companies.
Class O Shares
Class O shares may only be purchased and sold through Capital One ShareBuilder.
34

HOW TO BUY SHARES (continued)

Class R Shares
Class R shares may be purchased without a sales charge. Class R shares of the Fund are continuously offered to qualified retirement plans (“Retirement Plans”) including, but not limited to, 401(k) plans, 457 plans, employer sponsored 403(b) plans, IRAs, Simplified Employee Pension Plans (“SEPs”), and other accounts or plans whereby Class R shares are held on the books of the Fund through omnibus accounts (either at the plan level or the level of the plan administrator). Purchases and redemptions of shares may be made only by eligible Retirement Plans for the purpose of funding qualified retirement plans. Please refer to the plan document for information on how to direct investments in, or redemptions from, an investment option corresponding to the Fund and any fees that may apply.
The administrator of a Retirement Plan or employee benefits office can provide participants with detailed information on how to participate in the plan and how to elect the Fund as an investment option, alter the amounts contributed to the plan, or reallocate contributions. Eligible Retirement Plans generally may open an account and purchase Class R shares by contacting any broker-dealer or other financial intermediary (“Financial Service Firm”) authorized to sell Class R shares of the Fund. Additional shares may be purchased through a Retirement Plan's administrator or recordkeeper. Financial Service Firms may provide or arrange for the provision of some or all of the shareholder servicing and account maintenance services required by Retirement Plan accounts and their plan participants including, without limitation, transfers of registration and dividend payee changes. Financial Service Firms may also perform other functions, including generating confirmation statements, and may arrange with plan administrators for other investment or administrative services.
Financial Service Firms may independently establish and charge Retirement Plans and plan participants transaction fees and/or other additional amounts for such services, which may change over time. Similarly, Retirement Plans may charge plan participants for certain expenses. These fees and additional amounts could reduce the investment return in Class R shares of the Fund.
Class W Shares
Class W shares may be purchased without a sales charge by: (1) qualified retirement plans such as 401(a), 401(k), or other defined contribution plans and defined benefit plans; (2) insurance companies and foundations investing for their own account; (3) wrap programs offered by broker-dealers and financial institutions; (4) accounts of, or managed by, trust departments; (5) individuals whose accounts are managed by an investment adviser representative, as stated above; (6) retirement plans affiliated with Voya Financial, Inc.; (7) Voya Financial, Inc. affiliates for purposes of corporate cash management; and (8) by other Voya mutual funds in the Voya family of funds.
In addition, Class W shares are available to the following persons through direct investment (not through broker-dealers that are not approved by Voya) into a Voya mutual fund or through a Voya approved broker-dealer (currently, Voya Financial Advisors, Inc. (formerly, ING Financial Partners, Inc.)): (1) current and retired officers and directors/trustees of the Voya mutual funds; (2) current and retired officers, directors, and full-time employees of Voya Investments, LLC, Directed Services LLC; any Voya mutual fund's sub-adviser; Voya Investments Distributor, LLC; and any of their affiliates; (3) family members of the foregoing persons (defined as current spouse, children, parents, grandparents, grandchildren, uncles, aunts, siblings, nephews, nieces, step-relations, relations at-law, and cousins); (4) any trust, pension, profit-sharing, or other benefit plan for such persons (including family members); (5) discretionary advisory accounts of Voya Investments, LLC, Directed Services LLC, any Voya mutual fund's sub-adviser, or Voya Investments Distributor, LLC; and (6) qualifying investments made through Voya promotional programs as determined by Voya Investments Distributor, LLC.
Retirement Plans
The Fund has available prototype qualified retirement plans for corporations and self-employed individuals. It also has available prototype IRA, Roth IRA and Simple IRA plans (for both individuals and employers), Simplified Employee Pension Plans and Pension and Profit Sharing Plans. BNY Mellon Investment Servicing Trust Company acts as the custodian under these plans. For further information, contact a Shareholder Services Representative at 1-800-992-0180. BNY Mellon Investment Servicing Trust Company currently receives a $12 custodial fee annually for the maintenance of each such account.
35

HOW TO BUY SHARES (continued)

Make your investment using the purchase minimum guidelines in the following table.
Minimum Investments	Class	Initial Purchase	Subsequent Purchases
Non-retirement accounts	A/C/O1/W2 I2,3 R	$1,000 $250,000 No minimum	No minimum
Retirement accounts	A/C/O1 I2,3 R W2	$250 $250,000 No minimum $1,000	No minimum
Coverdell Education Savings Accounts	O1	$250	No minimum
Pre-Authorized Investment Plan	A/C/O1/W2 I2,3	$1,000 $250,000	At least $100/month
Certain omnibus accounts	A/C	$250	No minimum
1	For Class O shares, if you are unable to invest at least $1,000 per Fund ($250 for retirement accounts/ESAs), you may open your account for $100 and $100 per month using the Automatic Investment Plan. This allows you to invest regular amounts at regular intervals until you reach the required initial minimum.
2	Minimum investment amounts may not be waived for individual accounts that are managed by an investment adviser representative, as defined in Rule 203A-3(a) under the Investment Advisers Act of 1940.
3	There is no minimum initial investment requirement for qualified retirement plans or other defined contribution plans and defined benefit plans that invest in the Voya funds through omnibus arrangements.
36

HOW TO BUY SHARES (continued)

Make your investment using the methods outlined in the following table. Investors wishing to purchase Class R shares should contact their plan administrator. Please refer to the plan document for information regarding buying and selling shares.
Buying Shares	Opening an Account	Adding to an Account
By Contacting Your Financial Intermediary	A financial intermediary with an authorized firm can help you establish and maintain your account.	Contact your financial intermediary. For Class O Shares you may purchase additional shares by calling 1-866-590-7629. Additional fees may apply for phone orders.
By Mail	Make your check payable to Voya Investment Management and mail it with a completed Account Application. Please indicate your financial intermediary on the New Account Application.	Fill out the Account Additions form at the bottom of your account statement and mail it along with your check payable to Voya Investment Management to the address on the account statement. Please write your account number on the check.
By Wire	Call Shareholder Services at 1-800-992-0180 to obtain an account number and indicate your financial intermediary on the account.
Instruct your bank to wire funds to the Fund in the care of:
Bank of New York Mellon
ABA # 011001234
credit to: BNY Mellon Investment Servicing (U.S.) Inc. as Agent for Voya mutual funds
A/C #0000733938; for further credit to Shareholder A/C #
(A/C # you received over the telephone)
Shareholder Name:
       (Your Name Here)
After wiring funds you must complete the Account Application and send it to:
Voya Investment Management
P.O. Box 9772
Providence, RI
	02940-9772	Wire the funds in the same manner described under “Opening an Account.”
Online (Class O Only)	Complete your application online at www.sharebuilder.com.	Log onto your account at www.sharebuilder.com, go to the Trade>Mutual Funds page and select the “Buy” option.
37

HOW TO SELL SHARES

You may sell shares by using the methods outlined in the following table. Under unusual circumstances, the Fund may suspend the right of redemption as allowed by the SEC or federal securities laws.
If you are a participant in a qualified retirement plan, you should make redemptions through your plan administrator or sponsor, who is responsible for transmitting orders.
Selling Shares	To Sell Some or All of Your Shares
By Contacting Your Financial Intermediary	You may sell shares by contacting your financial intermediary. Financial intermediaries may charge for their services in connection with your redemption request but neither the Fund nor the Distributor imposes any such charge.
By Mail	Send a written request specifying the Fund name and share class, your account number, the name(s) in which the account is registered, and the dollar value or number of shares you wish to redeem to:
Voya Investment Management
P.O. Box 9772
Providence, RI 02940-9772
If certificated shares have been issued, the certificate must accompany the written request. Corporate investors and other associations must have an appropriate certification on file authorizing redemptions. A suggested form of such certification is provided on the Account Application. A signature guarantee may be required.
By Telephone - Expedited Redemption	You may sell shares by telephone on all accounts, other than retirement accounts, unless you check the box on the Account Application which signifies that you do not wish to use telephone redemptions. To redeem by telephone, call a Shareholder Services Representative at 1-800-992-0180.
Receiving Proceeds By Check:
You may have redemption proceeds (up to a maximum of $100,000) mailed to an address which has been on record with Voya Investment Management for at least 30 days.
Receiving Proceeds By Wire:
You may have redemption proceeds (subject to a minimum of $5,000) wired to your pre-designated bank account. You will not be able to receive redemption proceeds by wire unless you check the box on the Account Application which signifies that you wish to receive redemption proceeds by wire and attach a voided check. Under normal circumstances, proceeds will be transmitted to your bank on the business day following receipt of your instructions, provided redemptions may be made. In the event that share certificates have been issued, you may not request a wire redemption by telephone. For Class O shares, you may redeem shares by calling 1-866-590-7629. Please note that additional fees may apply for phone orders.
Online (Class O only)	Log onto your account at www.sharebuilder.com, navigate to the Trade>Mutual Funds page and select the “Sell” option.
Systematic Withdrawal Plan (available only for those share classes referenced below)
You may elect to make periodic withdrawals from your account on a regular basis.
    Class A, Class B, and Class C
•	Your account must have a current value of at least $10,000.
•	Minimum withdrawal amount is $100.
•	You may choose from monthly, quarterly, semi-annual or annual payments.
    Class I and Class W
•	Your account must have a current value of at least $250,000 or $1,000 for Class I and Class W shares, respectively.
38

HOW TO SELL SHARES (continued)

•	Minimum withdrawal amount is $1,000.
•	You may choose from monthly, quarterly, semi-annual or annual payments.
For additional information, contact a Shareholder Services Representative or refer to the Account Application or the SAI.
Execution of Requests
Purchase and sale requests are executed at the next NAV determined after the order is received in proper form by the Transfer Agent or the Distributor. A purchase order will be deemed to be in proper form when all of the required steps set forth under “How to Buy Shares” have been completed. If you purchase by wire, however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. If you purchase by wire, you must submit an application form in a timely fashion. If an order or payment by wire is received after Market Close, the shares will not be credited until the next business day. For your transaction to be counted on the day you place your order with your broker-dealer or other financial institution, they must receive your order before Market Close and promptly transmit the order to the Transfer Agent or the Distributor.
You will receive a confirmation of each new transaction in your account, which also will show you the number of shares you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership.
Payments
Normally, payment for shares redeemed will be made within three days after receipt by the Transfer Agent of a request in good order. The Fund has the right to take up to seven days to pay your redemption proceeds and may postpone payment longer in the event of an economic emergency as determined by the SEC. When you place a request to redeem shares for which the purchase money has not yet been collected, the request will be executed at the next determined NAV, but the Fund will not release the proceeds until your purchase payment clears. This may take up to 15 days or more. A redemption request made within 30 calendar days after submission of a change of address is permitted only if the request is in writing and is accompanied by a medallion signature guarantee. Redemption requests of an amount of $10 million or more must be submitted in writing by an authorized person.
A medallion signature guarantee may be required in certain circumstances. A request to change the bank designated to receive wire redemption proceeds must be received in writing, signed by an authorized person, and accompanied by a medallion signature guarantee from any eligible guarantor institution. In addition, if you wish to have your redemption proceeds transferred by wire to an account other than your designated bank account, paid to someone other than the shareholder of record, or sent somewhere other than the shareholder’s address of record, you must provide a medallion signature guarantee with your written redemption instructions. Please see the SAI for more details on the medallion signature guarantee program.
The Fund normally intends to pay in cash for all shares redeemed but under abnormal conditions that make payment in cash unwise, the Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such a case, the Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.
Telephone Orders
The Fund and the Transfer Agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. The Fund and the Transfer Agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If the Fund and the Transfer Agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions.
39

HOW TO SELL SHARES (continued)

Small Accounts
Due to the relatively high cost of handling small investments, the Fund reserves the right, upon 30 days’ prior written notice, to redeem at NAV (less any applicable deferred sales charge), the shares of any shareholder whose account (except for IRAs) has a total value that is less than the Fund's minimum. Before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount allowed and will allow the shareholder 30 days to make an additional investment in an amount that will increase the value of the account to the minimum before the redemption is processed. Your account will not be closed if its drop in value is due to Fund performance.
40

HOW TO EXCHANGE SHARES

Exchanges Between Shares of Voya Mutual Funds
You may exchange shares of the Fund for shares of the same class of any other Voya mutual fund, except for Voya Corporate Leaders Trust Fund, without paying any additional sales charge, if you otherwise meet the eligibility requirements of the class of shares of the Voya mutual fund to be received in the exchange. If you purchase Class A shares of Voya Money Market Fund and did not pay a sales charge, you must pay the applicable sales charge on an exchange into Class A shares of another Voya mutual fund. Additionally, Class L shares of Voya Money Market Fund may be exchanged for Class C shares of any other Voya mutual fund.
If you exchange shares of the Fund that are subject to a CDSC into shares of another Voya mutual fund that are subject to a CDSC, the CDSC will continue to apply to your new shares at the same CDSC rate that was applicable to your original shares. Your new shares will continue to age for CDSC purposes from the date that the original shares were purchased.
If you acquired Class L shares of Voya Money Market Fund through an exchange from Class C shares of a Voya mutual fund that were subject to a CDSC and then exchange your Class L shares of Voya Money Market Fund for Class C shares of another Voya mutual fund you will continue to be subject to the CDSC that applied to your original shares. The time you held the Class L shares of Voya Money Market Fund will not count toward the CDSC holding period.
If you acquired Class L shares of Voya Money Market Fund through a purchase (not through an exchange) and then exchange your Class L shares of Voya Money Market Fund into Class C shares of another Voya mutual fund, you will become subject to any CDSC that applies to the Voya mutual fund into which you exchange. The time you held your Class L shares of Voya Money Market Fund will not count toward the CDSC holding period of the Voya mutual fund into which you exchanged.
Exchanges Between Classes of Shares of the Fund
You may exchange Class B, Class C, and Class W shares of the Fund for Class I shares of the Fund, or you may exchange Class A shares and Class I shares of the Fund for any other class of the Fund, if you otherwise meet the eligibility requirements of the class of shares to be received in the exchange, except that: (1) you may not exchange shares that are subject to a CDSC until the CDSC period has expired; and (2) you may not exchange Class A shares for Class W shares unless you acquired the Class A shares through a Voya approved broker-dealer (currently, Voya Financial Advisors, Inc.) All exchanges within the same Fund are subject to the discretion of the Distributor to permit or reject such exchanges.
Shareholders generally should not recognize gain or loss for U.S. federal income tax purposes for an exchange between classes of shares of the same Fund provided that the transaction is undertaken and processed, with respect to any shareholder, as a direct exchange transaction. Shareholders should consult their tax advisors as to the federal, state, local and non-U.S. tax consequences of an exchange between classes of shares of the same Fund.
Exchanges between classes of shares of the same Fund are not subject to the frequent trading and market timing policies of Voya mutual funds.
Additional Information About Exchanges
Fees and expenses differ among Voya mutual funds and among share classes of the same fund. Please read the prospectus for the Voya mutual fund and share class you are interested in prior to exchanging into that Voya mutual fund or share class. Contact your financial intermediary or consult your plan documents for additional information.
An exchange of shares of the Fund for shares of another Voya mutual fund is treated as a sale and purchase of shares and may result in the recognition of a gain or loss for federal and state income tax purposes. For exchanges between Voya mutual funds, you should consult your own tax advisor for advice about the particular federal, state, and local tax consequences to you of the exchange. The total value of shares being exchanged must at least equal the minimum investment requirement of the Voya mutual fund into which they are being exchanged.
If you exchange into Voya Senior Income Fund, your ability to sell or liquidate your investment will be limited. Voya Senior Income Fund is a closed-end interval fund and does not redeem its shares on a daily basis. It is not expected that a secondary market for Voya Senior Income Fund's shares will develop, so you will not be able to sell them through a broker or other investment professional. To provide a measure of liquidity, Voya Senior Income Fund will normally make monthly repurchase offers for not less than 5% of its outstanding common shares. If more than 5% of Voya Senior Income Fund's common shares are tendered, you may not be able to completely liquidate your holdings in any one
41

HOW TO EXCHANGE SHARES (continued)

month. You also would not have liquidity between these monthly repurchase dates. Investors exercising the exchange privilege into Voya Senior Income Fund should carefully review the prospectus of that fund. Investors may obtain a copy of the Voya Senior Income Fund prospectus or any other Voya mutual fund prospectus by calling 1-800-992-0180 or by going to www.voyainvestments.com.
In addition to the Fund available in this Prospectus, the Distributor offers many other funds. Shareholders exercising the exchange privilege with any other Voya mutual fund should carefully review the prospectus of that fund before exchanging their shares. Investors may obtain a copy of a prospectus of any Voya mutual fund not discussed in this Prospectus by calling 1-800-992-0180 or by going to www.voyainvestments.com.
You will automatically have the ability to request an exchange between Voya mutual funds by calling a Shareholder Services Representative unless you mark the box on the Account Application that indicates that you do not wish to have the telephone exchange privilege. The Fund may change or cancel its exchange policies at any time, upon 60 days’ prior notice to shareholders.
Systematic Exchange Privilege
Subject to the information and limitations outlined above, you may elect to have a specified dollar amount of shares systematically exchanged, monthly, quarterly, semi-annually, or annually from your account to an identically registered account in the same class of any other open-end Voya mutual fund, except for Voya Corporate Leaders Trust Fund. This exchange privilege may be modified at any time or terminated upon 60 days' prior written notice to shareholders.
42

FREQUENT TRADING - MARKET TIMING

The Fund is intended for long-term investment and not as a short-term trading vehicle. Accordingly, organizations or individuals that use market timing investment strategies should not purchase shares of the Fund. The Fund reserves the right, in its sole discretion and without prior notice, to reject, restrict, or refuse purchase orders whether directly or by exchange, including purchase orders that have been accepted by a shareholder's or retirement plan participant's intermediary, that the Fund determines not to be in the best interest of the Fund. Such action may include, but not be limited to: rejecting additional purchase orders, whether directly or by exchange; extending settlement of a redemption up to seven days; rejecting all purchase orders from broker-dealers or their registered representatives suspected of violating the Fund's frequent trading policy; or termination of the selling group agreement or other agreement with broker-dealers or other financial intermediaries associated with frequent trading. The Fund will not be liable for any loss resulting from rejected orders or other actions as described above.
The Fund believes that market timing or frequent, short-term trading in any account, including a retirement plan account, is not in the best interest of the Fund or its shareholders. Due to the disruptive nature of this activity, it can adversely affect the ability of the Adviser or Sub-Adviser (if applicable) to invest assets in an orderly, efficient manner. Frequent trading can raise Fund expenses through: increased trading and transaction costs; increased administrative costs; and lost opportunity costs. This in turn can have an adverse effect on Fund performance.
Because some Underlying Funds invest in foreign securities, they may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time an Underlying Fund computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Underlying Fund's current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Underlying Funds based on such pricing discrepancies. This is often referred to as “price arbitrage.” Such price arbitrage opportunities may also occur in Underlying Funds which do not invest in foreign securities. For example, if trading in a security held by an Underlying Fund is halted and does not resume prior to the time the Underlying Fund calculates its NAV such “stale pricing” presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, Underlying Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Underlying Funds have adopted fair valuation policies and procedures intended to reduce the Underlying Funds' exposure to price arbitrage, stale pricing and other potential pricing discrepancies. Currently, Interactive Data Pricing provides such services to the Fund. However, to the extent that an Underlying Fund does not immediately reflect these changes in market conditions, short-term trading may dilute the value of the Underlying Funds' shares which negatively affects long-term shareholders.
The Fund's Board and each Underlying Fund's Board of Directors/Trustees have adopted policies and procedures designed to deter frequent, short-term trading in shares of the Fund and Underlying Funds. In general, shareholders may make exchanges among their accounts with Voya mutual funds once every thirty (30) days. However, the Fund prohibits frequent trading. The Fund has defined frequent trading as follows:
•	Any shareholder or financial adviser initiated exchanges among all their accounts with the Fund within thirty (30) calendar days of a previous exchange. All exchanges occurring on the same day for all accounts (individual, IRA, 401(k), etc.) beneficially owned by the same shareholder will be treated as a single transaction for purposes of this policy;
•	Trading deemed harmful or excessive by the Fund (including but not limited to patterns of purchases and redemptions), in its sole discretion; and
•	Trades initiated by financial advisers, among multiple shareholder accounts, that in the aggregate are deemed harmful or excessive.
The following transactions are excluded when determining whether trading activity is excessive:
•	Purchases and sales of Fund shares in the amount of $5,000 or less;
•	Transfers associated with systematic purchases or redemptions;
•	Purchases and sales of funds that affirmatively permit short-term trading;
•	Rebalancing to facilitate fund-of-fund arrangements or the Fund's or Underlying Funds' systematic exchange privileges;
•	Purchases or sales initiated by Voya mutual funds; and
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FREQUENT TRADING - MARKET TIMING (continued)

•	Transactions subject to the trading policy of an intermediary that the Fund deems materially similar to the Fund's policy.
Please note that while money market funds permit short-term trading, an exchange between a money market fund and another fund that does not permit short-term trading will count as an exchange for purposes of this policy.
If a violation of the policy is identified, the following action will be taken:
•	Upon the first violation of this policy in a calendar year, purchase and exchange privileges shall be suspended for ninety (90) days. For example, if an exchange is initiated on February 1st, and a second exchange is initiated on February 15th, trading privileges shall be suspended for ninety (90) days from February 1st.
•	Upon a second violation in a calendar year, purchase and exchange privileges shall be suspended for one hundred and eighty (180) days.
•	No purchases or exchanges will be permitted in the account and all related accounts bearing the same tax ID or equivalent identifier.
On the next business day following the end of the ninety (90) or one hundred and eighty (180) day suspension, any trading restrictions placed on the account(s) shall be removed.
The Fund reserves the right to modify this policy at any time without prior notice.
Although the restrictions described above are designed to discourage frequent, short-term trading, none of them alone, nor all of them taken together, can eliminate the possibility that frequent, short-term trading activity in the Fund and Underlying Funds will occur. Moreover, in enforcing such restrictions, the Fund and Underlying Funds are often required to make decisions that are inherently subjective. The Fund and Underlying Funds strive to make these decisions to the best of their abilities in a manner that they believe is in the best interest of shareholders.
Shareholders may invest in the Fund and Underlying Funds through omnibus account arrangements with financial intermediaries. Omnibus accounts permit intermediaries to aggregate their clients' transactions and in these circumstances, the identity of the shareholder is often unknown. Such intermediaries include broker-dealers, banks, investment advisers, record keepers, retirement plans, and fee-based accounts such as wrap fee programs. Omnibus accounts generally do not identify customers' trading activity on an individual basis. The Fund's Administrator has agreements in place with intermediaries which require such intermediaries to provide detailed account information, including trading history, upon request of the Fund. There is no assurance that the Fund's Administrator will request such information with sufficient frequency to detect or deter excessive trading or that review of such information will be sufficient to detect or deter excessive trading in omnibus accounts effectively.
In some cases, the Fund will rely on the intermediaries' excessive trading policies and such policies shall define the trading activity in which the shareholder may engage. This shall be the case where the Fund is used in certain retirement plans offered by affiliates. With trading information received as a result of the agreements, the Fund may make a determination that certain trading activity is harmful to the Fund and its shareholders even if such activity is not strictly prohibited by the intermediaries' excessive trading policy. As a result, a shareholder investing directly or indirectly in the Fund may have their trading privileges suspended without violating the stated excessive trading policy of the intermediary.
44

PAYMENTS TO FINANCIAL INTERMEDIARIES

Voya mutual funds are distributed by the Distributor. The Distributor is a broker-dealer that is licensed to sell securities. The Distributor generally does not sell directly to the public but sells and markets its products through intermediaries such as other broker-dealers. Each Voya mutual fund also has an investment adviser which is responsible for managing the money invested in each of the mutual funds. Both of these entities (collectively, “Voya”) may compensate an intermediary for selling Voya mutual funds.
Only persons licensed with FINRA as a registered representative (often referred to as a broker or financial adviser) and associated with a specific broker-dealer may sell a Voya mutual fund to you. The Distributor has agreements in place with each broker-dealer selling the Fund defining specifically what those broker-dealers will be paid for the sale of a particular Voya mutual fund. Those broker-dealers then pay the registered representative who sold you the mutual fund some or all of what they receive from Voya. They may receive a payment when the sale is made and can, in some cases, continue to receive payments while you are invested in the mutual fund.
The Fund's Adviser or the Distributor, out of its own resources and without additional cost to the Fund or its shareholders, may provide additional cash or non-cash compensation to intermediaries selling shares of the Fund, including affiliates of the Adviser and the Distributor. These amounts would be in addition to the distribution payments made by the Fund under the distribution agreements. The payments made under these arrangements are paid by the Adviser or the Distributor. Additionally, if a fund is not sub-advised or is sub-advised by a Voya entity, Voya may retain more revenue than on those funds it must pay to have sub-advised by non-affiliated entities. Management personnel of Voya may receive additional compensation if the overall amount of investments in funds advised by Voya meets certain target levels or increases over time.
The Distributor may pay, from its own resources, additional fees to these broker-dealers or other financial institutions including affiliated entities. These additional fees paid to intermediaries may take the following forms: (1) a percentage of that entity’s customer assets invested in Voya mutual funds; (2) a percentage of that entity's gross sales; or (3) some combination of these payments. These payments may, depending on the broker-dealer's satisfaction of the required conditions, be periodic and may be up to: (1) 0.30% per annum of the value of the Fund's shares held by the broker-dealer’s customers; or (2) 0.30% of the value of the Fund's shares sold by the broker-dealer during a particular period. In accordance with these practices, if that initial investment averages a value of $10,000 over the year, the Distributor could pay a maximum of $30 on those assets. If you invested $10,000, the Distributor could pay a maximum of $30 for that sale.
The Fund's Adviser or the Distributor may provide additional cash or non-cash compensation to third parties selling our mutual funds including affiliated companies. This may take the form of cash incentives and non-cash compensation and may include, but is not limited to: cash; merchandise; trips; occasional entertainment; meals or tickets to a sporting event; client appreciation events; payment for travel expenses (including meals and lodging) to pre-approved training and education seminars; and payment for advertising and sales campaigns. The Distributor may also pay concessions in addition to those described above to broker-dealers so that Voya mutual funds are made available by those broker-dealers for their customers. The Sub-Adviser of the Fund may contribute to non-cash compensation arrangements.
Not all mutual funds pay the same amount to the broker-dealers who sell their mutual funds. Broker-dealers can receive different payments based on the mutual funds they offer, the companies with whom they are doing business and how much they sell. What these broker-dealers are paid also varies depending on the class of mutual fund you purchase.
The top firms we paid to sell our mutual funds as of the last calendar year are:
Ameriprise Financial Services, Inc.; AXA Advisors, LLC; Broadridge Business Process Outsourcing (formerly, MSCS Financial Services, LLC); Capital One ShareBuilder, Inc.; Cetera Advisor Networks, LLC; Charles Schwab & Co., Inc.; Commonwealth Financial Network; Directed Services LLC; Edward D. Jones & Co., L.P.; JPMorgan Clearing Corporation; LPL Financial LLC; Merrill Lynch, Pierce, Fenner & Smith Inc.; Morgan Stanley Smith Barney LLC; National Financial Services LLC; Oppenheimer & Co., Inc.; Pershing, LLC; Raymond James & Associates, Inc.; RBC Capital Markets, LLC; ReliaStar Life Insurance Company; ReliaStar Life Insurance Company of New York; Stifel Nicolaus & Co., Inc.; TD Ameritrade, Inc.; UBS Financial Services, Inc.; Voya Financial Advisors, Inc.; Voya Retirement Insurance and Annuity Company (formerly, ING Life Insurance and Annuity Company); and Wells Fargo Advisors, LLC.
Your registered representative or broker-dealer could have a financial interest in selling you a particular mutual fund, or the mutual funds of a particular company, to increase the compensation they receive. Please make sure you read fully each mutual fund prospectus and discuss any questions you have with your registered representative.
45

DIVIDENDS, DISTRIBUTIONS, AND TAXES

Dividends and Distributions
The Fund generally distributes most or all of its net earnings in the form of dividends, consisting of ordinary income and capital gains distributions. The Fund distributes capital gains, if any, annually. The Fund also declares dividends and pays dividends consisting of ordinary income, if any, annually.
To comply with federal tax regulations, the Fund may also pay an additional capital gains distribution.
Dividend Reinvestment
Unless you instruct the Fund to pay you dividends in cash, dividends and distributions paid by the Fund will be reinvested in additional shares of the Fund. You may, upon written request or by completing the appropriate section of the Account Application, elect to have all dividends and other distributions paid on shares of the Fund invested in another Voya mutual fund that offers the same class of shares. If you are a shareholder of Voya Prime Rate Trust, whose shares are not held in a broker or nominee account, you may, upon written request, elect to have all dividends invested into a pre-existing Class A shares account of any open-end Voya mutual fund.
Taxes
The tax discussion in this Prospectus is only a summary of certain U.S. federal income tax issues generally affecting the Fund and its shareholders. The following assumes that the Fund's shares will be capital assets in the hands of a shareholder. Circumstances among investors may vary, so you are encouraged to discuss investment in the Fund with your tax advisor.
The Fund will distribute all, or substantially all, of its net investment income and net capital gains to its shareholders each year. Although the Fund will not be taxed on amounts it distributes, most shareholders will be taxed on amounts they receive.
Distributions, whether received as cash or reinvested in additional shares, may be subject to federal income taxes and may also be subject to state or local taxes. For mutual funds generally, dividends from net investment income (other than qualified dividend income and capital gain dividends) and distributions of net short-term capital gains are taxable to you as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares.
Distributions made to a non-corporate shareholder out of “qualified dividend income,” if any, received by the Fund will be subject to tax at the lower rates applicable to net capital gains, provided that the shareholder meets certain holding period and other requirements with respect to its shares.
Selling or exchanging your Fund shares is a taxable event and may result in capital gain or loss. A capital gain or capital loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds. Any capital loss incurred on the sale or exchange of Fund shares held for six months or less will be treated as a long-term loss to the extent of long-term capital gain dividends received with respect to such shares. Additionally, any loss realized on a sale, redemption or exchange of shares of the Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of that same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired. You are responsible for any tax liabilities generated by your transactions.
You will be notified after each calendar year of the amount of income, dividends and net capital gains distributed. If you purchase shares of the Fund through a financial intermediary, that entity will provide this information to you.
The Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund’s failure to qualify as a regulated investment company would result in fund level taxation and therefore, a reduction in income available for distribution.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
46

DIVIDENDS, DISTRIBUTIONS, AND TAXES (continued)

The Fund is required to withhold a portion, currently 28%, of all taxable dividends, distributions, and redemption proceeds payable to any noncorporate shareholder that does not provide the Fund with a shareholder's correct taxpayer identification number or certification that the shareholder is not subject to backup withholding. This is not an additional tax but can be credited against your tax liability.
Because most of the Fund's investments are shares of Underlying Funds, the tax treatment of the Fund's gains, losses, and distributions may differ from the tax treatment that would apply if either the Fund invested directly in the types of securities held by the Underlying Funds or the Fund shareholders invested directly in the Underlying Funds. As a result, you may receive taxable distributions earlier and recognize higher amounts of capital gain or ordinary income than you otherwise would.
Shareholders that invest in the Fund through a tax-deferred account, such as a qualified retirement plan, generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax advisor about investing through such an account.
Foreign shareholders invested in the Fund should consult with their tax advisors as to if and how the U.S. federal income tax law and its withholding requirements apply to them. Generally, the Fund will withhold 30% (or lower applicable treaty rate) on distributions to foreign shareholders.
Foreign Income Taxes. Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which may entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for the Fund in advance since the amount of the assets to be invested within various countries is not known.
If more than 50% in value of the Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations, or if at least 50% of the value of the Fund's total assets at the close of each quarter of its taxable year is represented by interests in other regulated investment companies, the Fund may elect (the “Foreign Election”) to “pass through” to its shareholders the amount of foreign source income and related foreign taxes paid or deemed paid by it. If the Fund so elects, each of its shareholders would be required to include in gross income, even though not actually received, its pro rata share of the foreign taxes paid or deemed paid by the Fund, but would be treated as having paid its pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various limitations) as a foreign tax credit against federal income tax (but not both). It is anticipated that the Fund will qualify to make the Foreign Election; however, the Fund cannot be certain that it will be eligible to make such an election or that you will be eligible for the foreign tax credit.
Cost Basis Reporting. The Internal Revenue Service requires mutual fund companies and brokers to report on Form 1099-B the cost basis on the sale or exchange of Fund shares acquired on or after January 1, 2012 (“covered shares”). If you acquire and hold shares directly through the Fund and not through a financial intermediary, the Fund will use an average cost single category methodology for tracking and reporting your cost basis on covered shares, unless you request, in writing, another cost basis reporting methodology. Information regarding the methods available for cost basis reporting are included in the SAI.
Please see the SAI for further information regarding tax matters.
47

ACCOUNT POLICIES

Account Access
Unless your Fund shares are held through a third-party fiduciary or in an omnibus registration at your bank or brokerage firm, you may be able to access your account information over the Internet at www.voyainvestments.com or via a touch tone telephone by calling 1-800-992-0180. Should you wish to speak with a Shareholder Services Representative, you may call the toll-free number listed above.
Privacy Policy
The Fund has adopted a policy concerning investor privacy. To review the privacy policy, contact a Shareholder Services Representative at 1-800-992-0180, obtain a policy over the Internet at www.voyainvestments.com, or see the privacy promise that accompanies any Prospectus obtained by mail.
Householding
To reduce expenses, we may mail only one copy of the Fund's Prospectus and each annual and semi-annual shareholder report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call a Shareholder Services Representative at 1-800-992-0180 or speak to your investment professional. We will begin sending you individual copies 30 days after receiving your request.
48

INDEX DESCRIPTIONS

The MSCI All Country World Ex-U.S. Index (“MSCI ACW IndexSM Ex-U.S.”) is a free-float adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the United States.
The MSCI EAFE® Index is an unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia, and the Far East.
The MSCI EAFE® Growth Index measures the performance of large- and mid-capitalization securities exhibiting overall growth style characteristics across developed market countries around the world, excluding the United States and Canada.
The MSCI EAFE® Value Index measures the performance of large- and mid-capitalization securities exhibiting overall value style characteristics across developed market countries around the world, excluding the United States and Canada.
The MSCI Emerging Markets Index is an unmanaged index that measures the performance of securities listed on exchanges in developing nations throughout the world.
49

FINANCIAL HIGHLIGHTS

The following financial highlights are intended to help you understand the financial performance of each applicable share class of the Fund for the past five years. Certain information reflects financial results for a single share. The total returns represent the rate that an investor would have earned (or lost) on an investment in a share of the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's financial statements that were audited by KPMG LLP, an independent registered public accounting firm. The report of KPMG LLP, along with the financial statements included in the annual shareholder report dated October 31, 2014, are incorporated herein by reference.
50

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses, net of fee waivers and/or recoupments, if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
Voya Diversified International Fund
Class A
10-31-14	10.53	0.15	(0.20)	(0.05)	—	—	—	—	—	10.48	(0.47)	0.75	0.51	0.51	1.38	33,233	25
10-31-13	8.95	0.12•	1.66	1.78	0.20	—	—	0.20	—	10.53	20.22	0.72	0.50	0.50	1.21	39,878	27
10-31-12	8.62	0.12	0.32	0.44	0.11	—	—	0.11	—	8.95	5.19	0.73	0.50	0.50	1.47	46,504	20
10-31-11	9.33	0.08	(0.70)	(0.62)	0.08	—	0.01	0.09	—	8.62	(6.73)	0.68	0.50	0.50	0.97	61,325	112
10-31-10	8.27	0.06	1.07	1.13	0.06	—	0.01	0.07	—	9.33	13.71	0.63	0.39	0.39	0.76	102,460	49
Class B
10-31-14	10.49	0.09•	(0.21)	(0.12)	—	—	—	—	—	10.37	(1.14)	1.50	1.26	1.26	0.87	3,730	25
10-31-13	8.92	0.04•	1.66	1.70	0.13	—	—	0.13	—	10.49	19.24	1.47	1.25	1.25	0.37	7,093	27
10-31-12	8.57	0.06	0.31	0.37	0.02	—	—	0.02	—	8.92	4.37	1.48	1.25	1.25	0.70	7,795	20
10-31-11	9.27	0.02	(0.71)	(0.69)	0.00*	—	0.01	0.01	—	8.57	(7.42)	1.43	1.25	1.25	0.18	10,193	112
10-31-10	8.23	(0.00)*	1.05	1.05	—	—	0.01	0.01	—	9.27	12.78	1.38	1.14	1.14	(0.03)	16,616	49
Class C
10-31-14	10.47	0.06	(0.18)	(0.12)	—	—	—	—	—	10.35	(1.15)	1.50	1.26	1.26	0.65	20,147	25
10-31-13	8.90	0.03•	1.66	1.69	0.12	—	—	0.12	—	10.47	19.21	1.47	1.25	1.25	0.34	24,877	27
10-31-12	8.55	0.06	0.31	0.37	0.02	—	—	0.02	—	8.90	4.39	1.48	1.25	1.25	0.70	27,903	20
10-31-11	9.26	0.01	(0.70)	(0.69)	0.01	—	0.01	0.02	—	8.55	(7.51)	1.43	1.25	1.25	0.15	38,542	112
10-31-10	8.21	(0.00)*	1.06	1.06	—	—	0.01	0.01	—	9.26	12.88	1.38	1.14	1.14	(0.01)	59,015	49
Class I
10-31-14	10.50	0.17•	(0.19)	(0.02)	—	—	—	—	—	10.48	(0.19)	0.45	0.26	0.26	1.56	4,843	25
10-31-13	8.93	0.14•	1.65	1.79	0.22	—	—	0.22	—	10.50	20.45	0.41	0.25	0.25	1.42	8,406	27
10-31-12	8.61	0.13	0.32	0.45	0.13	—	—	0.13	—	8.93	5.43	0.48	0.25	0.25	1.63	9,953	20
10-31-11	9.32	0.08•	(0.67)	(0.59)	0.11	—	0.01	0.12	—	8.61	(6.46)	0.28	0.25	0.25	0.81	11,957	112
10-31-10	8.26	0.03•	1.12	1.15	0.08	—	0.01	0.09	—	9.32	13.98	0.35	0.14	0.14	0.36	9,188	49
Class O
10-31-14	10.42	0.14	(0.18)	(0.04)	—	—	—	—	—	10.38	(0.38)	0.75	0.51	0.51	1.31	5,049	25
10-31-13	8.87	0.07•	1.69	1.76	0.21	—	—	0.21	—	10.42	20.18	0.72	0.50	0.50	0.72	5,339	27
10-31-12	8.56	0.11	0.31	0.42	0.11	—	—	0.11	—	8.87	5.09	0.73	0.50	0.50	1.25	3,833	20
10-31-11	9.28	0.07	(0.69)	(0.62)	0.09	—	0.01	0.10	—	8.56	(6.75)	0.68	0.50	0.50	0.62	3,516	112
10-31-10	8.24	0.05•	1.08	1.13	0.08	—	0.01	0.09	—	9.28	13.81	0.63	0.34	0.34	0.55	2,947	49
Class R
10-31-14	10.38	0.12	(0.19)	(0.07)	—	—	—	—	—	10.31	(0.67)	1.00	0.76	0.76	1.16	84	25
10-31-13	8.84	0.07	1.66	1.73	0.19	—	—	0.19	—	10.38	19.89	0.97	0.75	0.75	0.69	110	27
10-31-12	8.52	0.13•	0.28	0.41	0.09	—	—	0.09	—	8.84	4.87	0.98	0.75	0.75	1.53	96	20
10-31-11	9.22	0.05	(0.68)	(0.63)	0.06	—	0.01	0.07	—	8.52	(6.89)	0.93	0.75	0.75	0.58	137	112
10-31-10	8.18	0.04•	1.05	1.09	0.04	—	0.01	0.05	—	9.22	13.40	0.88	0.64	0.64	0.47	173	49
51

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses, net of fee waivers and/or recoupments, if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
Class W
10-31-14	10.47	0.14	(0.16)	(0.02)	—	—	—	—	—	10.45	(0.19)	0.50	0.26	0.26	1.48	498	25
10-31-13	8.90	0.11•	1.68	1.79	0.22	—	—	0.22	—	10.47	20.46	0.47	0.25	0.25	1.20	559	27
10-31-12	8.58	0.15	0.30	0.45	0.13	—	—	0.13	—	8.90	5.48	0.48	0.25	0.25	1.86	647	20
10-31-11	9.30	0.12•	(0.72)	(0.60)	0.11	—	0.01	0.12	—	8.58	(6.55)	0.43	0.25	0.25	1.29	1,392	112
10-31-10	8.25	0.09•	1.06	1.15	0.09	—	0.01	0.10	—	9.30	14.07	0.38	0.09	0.09	1.03	2,440	49
52

ACCOMPANYING NOTES TO FINANCIAL HIGHLIGHTS

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions, and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable.
(2)	Ratios reflect operating expenses of the Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by the Fund. Net investment income (loss) is net of all such additions or reductions.
(3)	Ratios do not include expenses of Underlying Funds.
•	Calculated using average number of shares outstanding throughout the period.
*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.
53

TO OBTAIN MORE INFORMATION
You'll find more information about the Fund in our:
ANNUAL/SEMI-ANNUAL SHAREHOLDER REPORTS
In the Fund's annual/semi-annual shareholder reports, you will find a discussion of the recent market conditions and principal investment strategies that significantly affected the Fund's performance during the last fiscal year, the financial statements and the independent registered public accounting firm's reports (in the annual shareholder report only).
STATEMENT OF ADDITIONAL INFORMATION
The SAI contains more detailed information about the Fund. The SAI is legally part of this Prospectus (it is incorporated by reference). A copy has been filed with the SEC.
Please write, call or visit our website for a free copy of the current annual/semi-annual shareholder reports, the SAI, or other Fund information.
To make shareholder inquiries contact:
Voya Investment Management
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, AZ 85258-2034
1-800-992-0180
or visit our website at www.voyainvestments.com
This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC's Public Reference Room in Washington, D.C. or call 202-551-8090 for information on the operation of the Public Reference Room. Otherwise, you may obtain the information for a fee, by contacting the SEC at:
U.S. Securities and Exchange Commission
Public Reference Section
100 F Street, N.E.
Washington, D.C. 20549
or at the e-mail address: publicinfo@sec.gov
Or obtain the information at no cost by visiting the SEC’s Internet website at www.sec.gov.
When contacting the SEC, you will want to refer to the Fund's SEC file number. The file number is as follows:
Voya Mutual Funds	811-07428
Voya Diversified International Fund

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You will be notified by e-mail when these communications become available on the Internet. Documents that are not available on the Internet will continue to be sent by mail.
PRO-464292	(0215-022715)

Prospectus
February 27, 2015
•	Voya Global Perspectives Fund
Class/Ticker: A/IAPVX; C/ICPVX; I/IIPVX; R/IRPVX; W/IWPVX
The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities nor has the SEC judged whether the information in this Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.
E-Delivery Sign-up – details on back cover

Voya Global Perspectives Fund  (formerly, ING Global Perspectives Fund)
Investment Objective
The Fund seeks total return.
Fees and Expenses of the Fund
These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Voya mutual funds. More information about these and other discounts is available from your financial professional and in the discussion in the Sales Charges section of the Prospectus (page 28) or the Purchase, Exchange, and Redemption of Shares section of the Statement of Additional Information (page 89).
Shareholder Fees
Fees paid directly from your investment

Class	Maximum sales charge (load) as a % of offering price	Maximum deferred sales charge as a % of purchase or sales price, whichever is less
A	5.75	None[1]
C	None	1.00
I	None	None
R	None	None
W	None	None

Class		A	C	I	R	W
Management Fees	%	0.10	0.10	0.10	0.10	0.10
Distribution and/or Shareholder Services (12b-1) Fees	%	0.25	1.00	None	0.50	None
Administrative Services Fees	%	0.10	0.10	0.10	0.10	0.10
Other Expenses	%	0.66	0.66	0.76	0.66	0.66
Acquired Fund Fees and Expenses	%	0.80	0.80	0.80	0.80	0.80
Total Annual Fund Operating Expenses[2]	%	1.91	2.66	1.76	2.16	1.66
Waivers and Reimbursements[3]	%	(0.68)	(0.68)	(0.78)	(0.68)	(0.68)
Total Annual Fund Operating Expenses After Waivers and Reimbursements	%	1.23	1.98	0.98	1.48	0.98
1	A contingent deferred sales charge of 1.00% is assessed on certain redemptions of Class A shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1 million or more.
2	Total Annual Fund Operating Expenses may be higher than the Fund’s ratio of expenses to average net assets shown in the Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
3	The adviser is contractually obligated to limit expenses to 1.23%, 1.98%, 0.98%, 1.48%, and 0.98% for Class A, Class C, Class I, Class R, and Class W shares, respectively, through March 1, 2016. The limitation does not extend to interest, taxes, brokerage commissions, and extraordinary expenses. This limitation is subject to possible recoupment by the adviser within 36 months of the waiver or reimbursement. Termination or modification of this obligation requires approval by the Fund’s board.
Expense Examples

The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples show costs if you sold (redeemed) your shares at the end of the period or continued to hold them. The Examples also assume that your investment had a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Class	Share Status	1 Yr	3 Yrs	5 Yrs	10 Yrs
A	Sold or Held	$693	1,078	1,488	2,627
C	Sold	$301	762	1,349	2,943
	Held	$201	762	1,349	2,943
I	Sold or Held	$100	478	881	2,009
R	Sold or Held	$151	611	1,097	2,440
W	Sold or Held	$100	457	838	1,908
The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Examples, affect the Fund's performance.
During the most recent fiscal year, the Fund's portfolio turnover rate was 12% of the average value of its portfolio.
Principal Investment Strategies
Under normal market conditions, the sub-adviser (“Sub-Adviser”) invests the assets of the Fund in a combination of Underlying Funds that, in turn, invest directly in securities (such as stocks and bonds). The Underlying Funds will invest in the securities of issuers in a number of different countries one of which may be the United States. Under normal market conditions, approximately 60% of the Fund's net assets will be allocated to Underlying Funds that predominantly invest in equity securities, and approximately 40% of the Fund's net assets will be allocated to Underlying Funds that predominantly invest in debt instruments, including U.S. government securities and money market instruments (“Target Allocation”). The percentage weight of the Fund's assets invested in Underlying Funds that predominantly invest in equity securities may change to approximately 30% and the percentage weight of the Fund's assets invested in
Voya Global Perspectives Fund
1

Underlying Funds that predominantly invest in debt instruments may change to approximately 70% (“Defensive Allocation”) depending upon the rules based investment strategy described below.
The Target Allocation and Defensive Allocation are measured with reference to the primary investment strategies of the Underlying Funds; actual exposure to these asset classes may vary to the extent an Underlying Fund is not substantially invested in accordance with its primary investment strategies.
The Underlying Funds provide exposure to a wide range of traditional asset classes which include stocks, bonds, and cash and non-traditional asset classes (also known as alternative strategies) which include real estate securities.
The equity securities in which the Underlying Funds may invest include, but are not limited to: domestic and international stocks of companies of any market capitalization; emerging market securities; and domestic and international real estate stocks, including real estate investment trusts.
The debt instruments in which the Underlying Funds may invest include, but are not limited to: domestic and international short-, intermediate- and long-term bonds; high-yield debt securities rated below investment-grade commonly referred to as “junk bonds;” and debt instruments without limitations on maturity.
The Fund may invest in exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).
The Sub-Adviser uses a rules-based investment strategy to determine the allocation among Underlying Funds that invest in equity securities and debt instruments. The proportion of assets allocated to Underlying Funds that are predominantly invested in equity securities and those that are predominantly invested in debt instruments is determined as of each calendar quarter. Within the broad equity and debt asset classes, the Fund will seek to maintain approximately equal weights across its investment in the Underlying Funds. No adjustments to the Target Allocation or Defensive Allocation will be made between quarterly allocation dates. As soon as practicable following the end of each calendar quarter, the Sub-Adviser will compare the aggregate earnings of the companies in the S&P 500® Index (“Index”) for the most recent calendar quarter to the aggregate earnings of the companies in the Index for the previous year's corresponding calendar quarter. If the aggregate earnings for the most recent calendar quarter are higher than the aggregate earnings of the companies in the Index for the previous year's corresponding calendar quarter, the Fund will take steps to ensure it is invested in accordance with the Target Allocation described above as soon as practicable. If the aggregate earnings for the most recently completed calendar quarter are lower than the reported aggregate earnings for the previous year's corresponding calendar quarter, the Fund will take steps to ensure it is invested in accordance with the Defensive Allocation described above as soon as practicable.
The Sub-Adviser intends to rebalance the Fund's asset allocations on at least a quarterly basis, but it may rebalance more or less frequently as deemed appropriate to attain the Target Allocation or Defensive Allocation for the Fund. These allocations, however, are targets, and the Fund's asset allocations could change substantially as the value of the Underlying Funds change.
Principal Risks
You could lose money on an investment in the Fund. The value of your investment in the Fund changes with the values of the Underlying Funds and their investments. Any of the following risks, among others, could affect the Fund's or an Underlying Fund's performance or cause the Fund or an Underlying Fund to lose money or to underperform market averages of other funds.
Asset Allocation    The success of the Fund's strategy depends on the Adviser's or Sub-Adviser's skill in allocating Fund assets between the asset classes and in choosing investments within those categories. There is a risk that the Fund may allocate assets to an asset class that underperforms other asset classes.
Call    During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond's maturity date. If forced to invest the unanticipated proceeds at lower interest rates, the Fund or an Underlying Fund would experience a decline in income.
Cash/Cash Equivalents    To the extent the Fund holds cash or cash equivalents, the Fund risks achieving lower returns and potential lost opportunities to participate in market appreciation which could negatively impact the Fund’s performance and ability to achieve its investment objective.
Company    The price of a given company's stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.
Credit    Prices of bonds and other debt instruments can fall if the issuer's actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.
Currency    To the extent that the Fund or an Underlying Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.
Foreign Investments/Developing and Emerging Markets    Investing in foreign (non-U.S.) securities may result in the Fund or the Underlying Funds experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for
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Voya Global Perspectives Fund

default on sovereign debt; or political changes or diplomatic developments. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. Foreign investment risks may be greater in developing and emerging markets than in developed markets.
High-Yield Securities    Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments.
Interest Rate    With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed increases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase the Fund's or an Underlying Fund's exposure to risks associated with rising interest rates. Rising interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For fixed-income securities, an increase in interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain Fund or Underlying Fund investments, adversely affect values, and increase the Fund's or an Underlying Fund’s costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets.
Investment Model    Certain Underlying Funds invest based on a proprietary model managed by the manager. The manager's proprietary model may not adequately address existing or unforeseen market factors or the interplay between such factors. Certain Underlying Funds that are actively managed, in whole or in part, according to a quantitative investment model can perform differently from the market as a whole based on the investment model and the factors used in the analysis, the weight placed on each factor, changes from the factors’ historical trends, and technical issues in the construction and implementation of the investment models (including, for example, data problems and/or software issues). There is no guarantee that the use of these investment models will result in effective investment decisions for an Underlying Fund.
Liquidity    If a security is illiquid, the Fund or an Underlying Fund might be unable to sell the security at a time when the manager might wish to sell, and the security could have the effect of decreasing the overall level of the Fund's or an Underlying Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund or an Underlying
Fund could realize upon disposition. The Fund or an Underlying Fund may make investments that become less liquid in response to market developments or adverse investor perception. The Fund or an Underlying Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund or an Underlying Fund.
Market    Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Fund costs and impair the ability of the Fund to achieve its investment objectives.
Market Capitalization    Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing the Fund or an Underlying Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.
Other Investment Companies    The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Fund or an Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund and a proportionate share of the expenses of each Underlying Fund.
Real Estate Companies and Real Estate Investment Trusts (“REITs”)    Investing in real estate companies and REITs may subject an Underlying Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.
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U.S. Government Securities and Obligations    U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored enterprises. U.S. government securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
Performance Information
The following information is intended to help you understand the risks of investing in the Fund. The following bar chart shows the Fund's performance for the first full calendar year of operations, and the table compares the Fund's performance to the performance of a broad-based securities market index/indices for the same period. The Fund's performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The bar chart shows the performance of the Fund's Class A shares. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. However, the table includes all applicable fees and sales charges. Other class shares' performance would be higher or lower than Class A shares' performance because of the higher or lower expenses paid by Class A shares. The Fund's past performance (before and after taxes) is no guarantee of future results. For the most recent performance figures, go to www.voyainvestments.com/literature or call 1-800-992-0180.
Calendar Year Total Returns Class A
(as of December 31 of each year)

Best quarter: 2nd, 2014, 3.83% and Worst quarter: 3rd, 2014, -2.61%
Average Annual Total Returns %
(for the periods ended December 31, 2014)

		1 Yr	5 Yrs	10 Yrs	Since Inception	Inception Date
Class A before taxes	%	-2.25	N/A	N/A	2.84	03/28/13
After tax on distributions	%	-3.08	N/A	N/A	2.09
After tax on distributions with sale	%	-0.92	N/A	N/A	1.95
S&P Target Risk Growth Index[1]	%	6.56	N/A	N/A	9.75
Composite Index[1]	%	7.39	N/A	N/A	7.95
Class C before taxes	%	2.06	N/A	N/A	5.64	03/28/13
		1 Yr	5 Yrs	10 Yrs	Since Inception	Inception Date
S&P Target Risk Growth Index[1]	%	6.56	N/A	N/A	9.75
Composite Index[1]	%	7.39	N/A	N/A	7.95
Class I before taxes	%	4.07	N/A	N/A	6.61	03/28/13
S&P Target Risk Growth Index[1]	%	6.56	N/A	N/A	9.75
Composite Index[1]	%	7.39	N/A	N/A	7.95
Class R before taxes	%	3.49	N/A	N/A	6.08	03/28/13
S&P Target Risk Growth Index[1]	%	6.56	N/A	N/A	9.75
Composite Index[1]	%	7.39	N/A	N/A	7.95
Class W before taxes	%	4.06	N/A	N/A	6.66	03/28/13
S&P Target Risk Growth Index[1]	%	6.56	N/A	N/A	9.75
Composite Index[1]	%	7.39	N/A	N/A	7.95
1	The index returns do not reflect deductions for fees, expenses, or taxes.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are shown for Class A shares only. After-tax returns for other classes will vary.
Portfolio Management
Investment Adviser	Sub-Adviser
Voya Investments, LLC	Voya Investment Management Co. LLC

Portfolio Managers
Douglas Coté, CFA Portfolio Manager (since 03/13)	Karyn Cavanaugh, CFA Portfolio Manager (since 03/13)
Purchase and Sale of Fund Shares
Shares of the Fund may be purchased or sold on any business day (normally any day when the New York Stock Exchange is open). You can buy or sell shares of the Fund through a broker-dealer or other financial intermediary; by visiting our website at www.voyainvestments.com; by writing to us at Voya Investment Management, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034; or by calling us at 1-800-992-0180.
Minimum Initial Investment $ by share class

Class	A, C	I	R	W
Non-retirement accounts	$1,000	250,000	—	1,000
Retirement accounts	$250	250,000	—	1,000
Certain omnibus accounts	$250	—	—	—
Pre-Authorized Investment Plan	$1,000	250,000	—	1,000
There are no minimums for additional investments except that the Pre-Authorized Investment Plan requires a monthly investment of at least $100. For Class I shares, there is no minimum initial investment requirement for qualified retirement plans or other defined contribution plans and defined benefit plans that invest in the Voya funds through omnibus arrangements.
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Voya Global Perspectives Fund

Tax Information
The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. If you are investing through a tax-deferred arrangement, you may be taxed upon withdrawals from that arrangement.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and/or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Voya Global Perspectives Fund
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KEY FUND INFORMATION

This Prospectus contains information about the Fund and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.
The Fund's Statement of Additional Information (“SAI”) is incorporated by reference into (legally made a part of) this Prospectus. It identifies investment restrictions, more detailed risk descriptions, a description of how the bond rating system works, and other information that may be helpful to you in your decision to invest. You may obtain a copy, without charge, from the Fund.
Other Voya mutual funds may also be offered to the public that have similar names, investment objectives, and principal investment strategies as those of the Fund. You should be aware that the Fund is likely to differ from these other Voya mutual funds in size and cash flow pattern. Accordingly, the performance of the Fund can be expected to vary from those of other Voya mutual funds.
The Fund is a series of Voya Mutual Funds (formerly, ING Mutual Funds) (“Trust”), a Delaware statutory trust. The Fund is managed by Voya Investments, LLC (formerly, ING Investments, LLC) (“Voya Investments” or “Adviser”). Voya Investment Management Co. LLC (formerly, ING Investment Management Co. LLC) (“Voya IM” or “Sub-Adviser”) is the Sub-Adviser to the Fund.
The Adviser and the Sub-Adviser are indirect, wholly-owned subsidiaries of Voya Financial, Inc. For more information about the Fund, the Adviser and the Sub-Adviser, please read “Management of the Fund” later in this Prospectus and the SAI.
Conflicts of Interest
The Adviser and Sub-Adviser have the authority to select and substitute Underlying Funds. The Adviser and Sub-Adviser may be subject to potential conflicts of interest in selecting Underlying Funds because the fees paid to them by some Underlying Funds are higher than fees paid by other Underlying Funds. However, the Adviser and Sub-Adviser have a fiduciary duty to the Fund and are legally obligated to act in the Fund's best interests when selecting Underlying Funds.
In making decisions on the allocation of the assets of the Fund among the Underlying Funds, the Adviser and Sub-Adviser are subject to several conflicts of interest because they serve as the Adviser and Sub-Adviser to the Fund and to one or more of the Underlying Funds. These conflicts could arise because the Adviser and Sub-Adviser or their affiliates earn higher net advisory fees (the advisory fee received less any sub-advisory fee paid and fee waivers or expense subsidies) on some of the Underlying Funds than others. For example, where the Underlying Funds have a sub-adviser that is affiliated with the Adviser or Sub-Adviser, the entire advisory fee is retained by a Voya company. Even where the net advisory fee is not higher for Underlying Funds sub-advised by an affiliate of the Adviser or Sub-Adviser, the Adviser and Sub-Adviser may have an incentive to prefer affiliated sub-advisers for other reasons, such as increasing assets under management or supporting new investment strategies, which in turn would lead to increased income to Voya. Further, the Adviser and Sub-Adviser may believe that redemption from an Underlying Fund will be harmful to that Underlying Fund, the Adviser and Sub-Adviser or an affiliate. Therefore, the Adviser and Sub-Adviser may have incentives to allocate and reallocate in a fashion that would advance their own economic interests, the economic interests of an affiliate or the interests of an Underlying Fund rather than the Fund.
The Adviser has developed an investment process using a Sub-Adviser that it believes will ensure the Fund is managed in the best interests of the shareholders of the Fund. Further, the Adviser and Sub-Adviser have adopted various policies and procedures that are intended to identify, monitor and address actual or potential conflicts of interest. Nonetheless, investors bear the risk that the Adviser's and Sub-Adviser's allocation decisions may be affected by their conflicts of interest.
Fundamental Policies
Fundamental investment policies contained in the SAI may not be changed without shareholder approval. The Board of Trustees (“Board”) and/or the Adviser may change any other policies and investment strategies.
Non-Fundamental Investment Policies
The Fund has adopted non-fundamental investment policies to invest the Fund's assets in securities that are consistent with the Fund's name. For more information about these policies, please consult the SAI.
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KEY FUND INFORMATION (continued)

Fund Diversification
The Fund is diversified, as such term is defined in the Investment Company Act of 1940 as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).
Investor Diversification
Although an investor may achieve the same level of diversification by investing directly in a variety of the Underlying Funds, the Fund provides investors with a means to simplify their investment decisions by investing in a single diversified portfolio. For more information about the Underlying Funds, please see “Key Information About the Underlying Funds” later in this Prospectus.
Although the Fund is designed to serve as a component of a diversified investment portfolio of securities, no single mutual fund can provide an appropriate investment program for all investors. You should evaluate the Fund in the context of your personal financial situation, investment objectives, and other investments.
Temporary Defensive Strategies
When the Adviser or sub-adviser (if applicable) to the Fund or an Underlying Fund anticipates unusual market, economic, political, or other conditions, the Fund or Underlying Fund may temporarily depart from its principal investment strategies as a defensive measure. In such circumstances, the Fund or Underlying Fund may invest in securities believed to present less risk, such as cash, cash equivalents, money market fund shares and other money market instruments, debt securities that are high quality or higher quality than normal, more liquid securities, or others. While the Fund or Underlying Fund invests defensively, it may not achieve its investment objective. The Fund's or Underlying Fund's defensive investment position may not be effective in protecting its value. It is impossible to predict accurately how long such alternative strategies may be utilized. The types of defensive positions in which the Fund may engage are identified and discussed in the SAI.
Percentage and Rating Limitations
The percentage and rating limitations on Fund investments listed in this Prospectus apply at the time of investment.
Investment Not Guaranteed
Please note your investment is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.
Shareholder Reports
The Fund's fiscal year ends October 31. The Fund will send financial statements to its shareholders at least semi-annually. An annual shareholder report containing financial statements audited by the independent registered public accounting firm will be sent to shareholders every year.
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MORE INFORMATION ABOUT THE FUND

Additional Information About the Investment Objective
The Fund's investment objective is non-fundamental and may be changed by a vote of the Fund's Board, without shareholder approval. The Fund will provide 60 days' prior written notice of any change in the non-fundamental investment objective. There is no guarantee the Fund will achieve its investment objective.
Additional Information About Principal Investment Strategies
The Fund invests in a combination of Underlying Funds that, in turn, invest directly in a wide range of stocks and debt instruments of various types and uses asset allocation strategies to determine how much to invest in the Underlying Funds. The Fund is designed to meet the needs of investors who wish to seek exposure to various types of stocks and debt instruments of various types through a single diversified investment. For a complete description of the Fund's principal investment strategies, please see the Fund's summary prospectus or the summary section of this Prospectus.
Performance of the Underlying Funds Will Vary
The performance of the Fund depends upon the performance of the Underlying Funds, which are affected by changes in the economy and financial markets. The value of the Fund changes as the asset values of the Underlying Funds the Fund holds go up or down. The value of your shares will fluctuate and may be worth more or less than the original cost. The timing of your investment may also affect performance.
Additional Information About the Fund's and/or the Underlying Funds' Risks
All mutual funds involve risk - some more than others - and there is always the chance that you could lose money or not earn as much as you hope. The Fund's risk profile is largely a factor of the principal securities in which the Underlying Funds invest and investment techniques that the Underlying Funds use.
Below is a discussion of the risks associated with certain of the types of securities in which the Fund and/or the Underlying Funds may invest and certain of the investment practices that the Fund and/or the Underlying Funds may use. For more information about these and other types of securities and investment techniques that may be used by the Fund and/or the Underlying Funds, see the SAI.
Many of the investment techniques and strategies discussed in this Prospectus and in the SAI are discretionary which means that the adviser or sub-adviser of the Fund and/or the Underlying Funds can decide whether to use them. The Fund and/or the Underlying Funds may invest in these securities or use these techniques as part of their principal investment strategies. However, the adviser or sub-adviser may also use these investment techniques or make investments in securities that are not a part of the Fund's and/or the Underlying Funds' principal investment strategies.
For more information about principal risks that apply only to the Underlying Funds, please see “Key Information About the Underlying Funds.”
Asset Allocation.    The success of a fund's strategy depends on the adviser's or sub-adviser's skill in allocating fund assets between the asset classes in which the fund invests and in choosing investments within those categories. There is a risk that a fund may allocate assets to an asset class that underperforms other asset classes.
Call.    During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond's maturity date. If forced to invest the unanticipated proceeds at lower interest rates, a fund or an Underlying Fund would experience a decline in income.
Cash/Cash Equivalents.    To the extent a fund holds cash or cash equivalents, the fund risks achieving lower returns and potential lost opportunities to participate in market appreciation which could negatively impact the fund’s performance and ability to achieve its investment objective.
Company.    The price of a given company's stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.
Credit.    Prices of bonds and other debt instruments can fall if the issuer's actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.
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MORE INFORMATION ABOUT THE FUND (continued)

Currency.    To the extent that a fund or an Underlying Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad. As a result, a fund or an Underlying Fund's investments in foreign currency or foreign currency-denominated securities may reduce the value of a fund or an Underlying Fund's assets.
Foreign Investments/Developing and Emerging Markets.    To the extent a fund or an Underlying Fund invests in securities of issuers in markets outside the United States, its share price may be more volatile than if it invested in securities of issuers in the U.S. market due to, among other things, the following factors: comparatively unstable political, social and economic conditions, and limited or ineffectual judicial systems; comparatively small market sizes, making securities less liquid and securities prices more sensitive to the movements of large investors and more vulnerable to manipulation; governmental policies or actions, such as high taxes, restrictions on currency movements, replacement of currency, potential for default on sovereign debt, trade or diplomatic disputes, creation of monopolies, and the seizure of private property through confiscatory taxation and expropriation or nationalization of company assets; incomplete, outdated, or unreliable information about securities issuers due to less stringent market regulation and accounting standards; comparatively undeveloped markets and weak banking and financial systems; market inefficiencies, such as higher transaction costs, and administrative difficulties, such as delays in processing transactions; and fluctuations in foreign currency exchange rates, which could reduce gains or widen losses. In addition, foreign taxes could reduce the income available to distribute to shareholders, and special U.S. tax considerations could apply to foreign investments. Depositary receipts are subject to risks of foreign investments and might not always track the price of the underlying foreign security. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.
Foreign investment risks may be greater in developing and emerging markets than in developed markets, for such reasons as social or political unrest, heavy economic dependence on agriculture or exports (particularly commodities), undeveloped or overburdened infrastructures, vulnerability to natural disasters, significant and unpredictable government intervention in markets or the economy, currency devaluations, runaway inflation, environmental problems, and business practices that depart from norms for developed countries and less developed or liquid markets for securities generally.
High-Yield Securities.    Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments. Investments in high-yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt instruments, but they also typically entail greater potential price volatility and principal and income risk. The prices of high-yield securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. High-yield securities structured as zero-coupon or pay-in-kind securities tend to be more volatile. The secondary market in which high-yield securities are traded is generally less liquid than the market for higher grade bonds. At times of less liquidity, it may be more difficult to value high-yield securities.
Interest Rate.    With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed increases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase a fund’s or an Underlying Fund's exposure to risks associated with rising interest rates. Rising interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For fixed-income securities, an increase in interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain fund or Underlying Fund investments, adversely affect values, and increase a fund’s or Underlying Fund’s costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets.
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Investment Model.    Certain Underlying Funds invest based on a model implemented by the Underlying Fund's manager. The manager’s proprietary model may not adequately address existing or unforeseen market factors or the interplay between such factors. The proprietary models used by an Underlying Fund's manager to evaluate securities or securities markets are based on the manager's understanding of the interplay of market factors and do not assure successful investment. The markets, or the price of individual securities, may be affected by factors not foreseen in developing the models. Certain Underlying Funds that are actively managed, in whole or in part, according to a quantitative investment model can perform differently from the market as a whole based on the investment model and the factors used in the analysis, the weight placed on each factor, changes from the factors’ historical trends, and technical issues in the construction and implementation of the investment models (including, for example, data problems and/or software issues). There is no guarantee that the use of these investment models will result in effective investment decisions for an Underlying Fund.
Liquidity.    If a security is illiquid, a fund or an Underlying Fund might be unable to sell the security at a time when the Underlying Fund's manager might wish to sell, and the security could have the effect of decreasing the overall level of the fund's or the Underlying Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount a fund or an Underlying Fund could realize upon disposition. An Underlying Fund may make investments that become less liquid in response to market developments or adverse investor perception. An Underlying Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Underlying Fund.
Market.    Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to fund costs and impair the ability of a fund to achieve its investment objectives.
Market Capitalization.    Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing a fund or an Underlying Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.
Other Investment Companies.    The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because a fund or an Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of a fund and a proportionate share of the expenses of the Underlying Fund.
Other investment companies include exchange-traded funds (“ETFs”) and Holding Company Depositary Receipts (“HOLDRs”), among others. ETFs are exchange-traded investment companies that are, in many cases, designed to provide investment results corresponding to an index. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Additional risks of investments in ETFs include: (i) the market price of an ETF's shares may trade at a discount to its net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading may be halted if the listing exchanges' officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have a dramatic impact on their value.
Real Estate Companies and Real Estate Investment Trusts (“REITs”).    Investing in real estate companies and REITs may subject an Underlying Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist
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attacks, war, or other acts that destroy real property. Some REITs may invest in a limited number of properties, in a narrow geographic area or in a single property type, which increases the risk that an Underlying Fund could be unfavorably affected by the poor performance of a single investment or investment type. These companies are also sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. Borrowers could default on or sell investments the REIT holds, which could reduce the cash flow needed to make distributions to investors. In addition, REITs may also be affected by tax and regulatory requirements in that a REIT may not qualify for preferential tax treatments or exemptions. REITs require specialized management and pay management expenses.
U.S. Government Securities and Obligations.    U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored enterprises. U.S. government securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. Some U.S. government securities are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. These include direct obligations of the U.S. Treasury such as U.S. Treasury notes, bills and bonds, as well as indirect obligations including certain securities of the Government National Mortgage Association, the Small Business Administration, and the Farmers Home Administration, among others. Other U.S. government securities are not direct obligations of the U.S. Treasury, but rather are backed by the ability to borrow directly from the U.S. Treasury, including certain securities of the Federal Financing Bank, the Federal Home Loan Bank, and the U.S. Postal Service. Still other agencies and instrumentalities are supported solely by the credit of the agency or instrumentality itself and are neither guaranteed nor insured by the U.S. government. These include securities issued by the Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation, and the Federal Farm Credit Bank, among others. Consequently, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. No assurance can be given that the U.S. government would provide financial support to such agencies if it is not obligated to do so by law. U.S. government securities may be subject to varying degrees of credit risk and all U.S. government securities may be subject to price declines due to changing interest rates. Securities directly supported by the full faith and credit of the U.S. government have less credit risk.
Additional Risks
The discussion below also includes risks that are not considered to be principal risks of the Fund, but are considered to be relevant to the Fund.
Counterparty.    The entity with which a fund or an Underlying Fund conducts portfolio-related business (such as trading or securities lending), or that underwrites, distributes or guarantees investments or agreements that the fund or the Underlying Fund owns or is otherwise exposed to, may refuse or may become unable to honor its obligations under the terms of a transaction or agreement. As a result, a fund or an Underlying Fund may sustain losses and be less likely to achieve its investment objective. These risks may be greater when engaging in over-the-counter transactions.
Duration.    One measure of risk for debt instruments is duration. Duration measures the sensitivity of a bond's price to interest rate movements and is one of the tools used by a portfolio manager in selection of debt instruments. Historically, the maturity of a bond was also used as a proxy for the sensitivity of a bond's price to changes in interest rates, otherwise known as a bond's interest rate risk or volatility. According to this measure, the longer the maturity of a bond, the more its price will change for a given change in market interest rates. However, this method ignores the amount and timing of all cash flows from the bond prior to final maturity. Duration is a measure of the average life of a bond on a present value basis which was developed to incorporate a bond's yield, coupons, final maturity and call features into one measure. As a point of reference, the duration of a noncallable 7% coupon bond with a remaining maturity of 5 years is approximately 4.5 years and the duration of a noncallable 7% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in interest rates may impact the duration calculation. For example, the price of a bond with an average duration of 4.5 years would be expected to fall approximately 4.5% if interest rates rose by one percentage point. Conversely, the price of a bond with an average duration of 4.5 years would be expected to rise approximately 4.5% if interest rates dropped by one percentage point.
Increase in Expenses.    Your actual cost of investing in a fund may be higher or lower than the expenses shown in the fund's “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if a fund's Acquired Fund Fees and Expenses increase as a result of the decrease in the Underlying Funds' assets. The Underlying Funds' assets may decrease and Underlying Funds expense ratios increase for many reasons, including volatility in the Underlying Funds' net asset value caused by volatility in the secondary markets for assets in which the Underlying Funds invests.
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Manager.    A fund, and each Underlying Fund (except index funds), is subject to manager risk because it is an actively managed investment portfolio. The adviser, the sub-adviser or each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for a fund or an Underlying Fund, but there can be no guarantee that these will produce the desired results. Many managers of equity funds employ styles that are characterized as “value” or “growth.” However, these terms can have different application by different managers. One manager's value approach may be different from another, and one manager's growth approach may be different from another. For example, some value managers employ a style in which they seek to identify companies that they believe are valued at a more substantial or “deeper discount” to a company's net worth than other value managers. Therefore, some funds that are characterized as growth or value can have greater volatility than other funds managed by other managers in a growth or value style.
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The Fund seeks to meet its investment objectives by allocating its assets among the Underlying Funds. Because the Fund invests in the Underlying Funds, shareholders will be affected by the investment strategies of each Underlying Fund. Information is provided below as of the date of this Prospectus regarding each Underlying Fund, including its investment adviser, sub-adviser, investment objective, main investments and main risks. This information is intended to provide potential investors in the Fund with information that they may find useful in understanding the investment history and risks of the Underlying Funds.
You should note that the adviser or sub-adviser (if applicable) may or may not invest in each of the Underlying Funds listed. Further, over time, the Fund will alter its allocation of assets among the Underlying Funds and may add or remove Underlying Funds that are considered for investment. Therefore, it is not possible to predict the extent to which the Fund will be invested in each Underlying Fund at any one time. As a result, the degree to which the Fund may be subject to the risks of a particular Underlying Fund will depend on the extent to which the Fund has invested in the Underlying Fund.

Underlying Fund: Voya Corporate Leaders 100 Fund (formerly, ING Corporate Leaders 100 Fund)
Investment Adviser: Voya Investments, LLC
Sub-Adviser: Voya Investment Management Co. LLC
Investment Objective: Outperform the S&P 500® Index.
Main Investments: The fund invests primarily in equity securities of issuers listed on the S&P 100 Index, a subset of the S&P 500® Index. Equity securities include, but are not limited to, common and preferred stock, warrants and convertible securities. The fund also invests in derivatives including, but not limited to, futures. The fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The fund may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.
Main Risks: Company, convertible securities, credit, derivative instruments, index strategy, interest rate, liquidity, market, other investment companies, and securities lending.

Underlying Fund: Voya Global Bond Fund
Investment Adviser: Voya Investments, LLC
Sub-Adviser: Voya Investment Management Co. LLC
Investment Objective: Maximize total return through a combination of current income and capital appreciation.
Main Investments: The fund invests at least 80% of its net assets (plus borrowings for investment purposes) in bonds of issuers in a number of different countries, which may include the United States. The fund may invest in securities of issuers located in developed and emerging market countries. Securities may be denominated in foreign currencies or in the U.S. dollar. The fund may hedge its exposure to securities denominated in foreign currencies. The fund may borrow money from banks and invest the proceeds of such loans in portfolio securities to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The fund invests primarily in investment-grade securities which include, but are not limited to, corporate and government bonds which, at the time of investment, are rated investment-grade (at least BBB- by Standard & Poor's Ratings Services or Baa3 by Moody’s Investors Service, Inc.) or have an equivalent rating by a nationally recognized statistical rating organization, or are of comparable quality if unrated. The fund may also invest in preferred stocks, money market instruments, municipal bonds, commercial and residential mortgage-related securities, asset-backed securities, other securitized and structured debt products, private placements, sovereign debt, and other investment companies. The fund may also invest its assets in bank loans and in a combination of floating rate secured loans (“Senior Loans”) and shares of Voya Prime Rate Trust, a closed-end investment company that invests in Senior Loans. Although the fund may invest a portion of its assets in high-yield debt securities rated below investment-grade (“junk bonds”), the fund will seek to maintain a minimum weighted average portfolio quality rating of at least investment-grade. The dollar-weighted average portfolio duration will generally range between two and nine years. The fund may use derivatives, including futures, swaps (including interest rate swaps, total return swaps, and credit default swaps), and options, among others. The fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by
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entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls and reverse repurchase agreements). The fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the 1940 Act. The fund is non-diversified, which means it may invest a significant portion of its assets in a single issuer. The fund may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.
Main Risks: Call, company, credit, credit default swaps, currency, derivative instruments, foreign investments/developing and emerging markets, high-yield securities, interest in loans, interest rate, investment model, issuer non-diversification, leverage, liquidity, market, mortgage- and/or asset-backed securities, municipal obligations, other investment companies, prepayment and extension, securities lending, and sovereign debt.

Underlying Fund: Voya Global Real Estate Fund (formerly, ING Global Real Estate Fund)
Investment Adviser: Voya Investments, LLC
Sub-Adviser: CBRE Clarion Securities LLC
Investment Objective: High total return consisting of capital appreciation and current income.
Main Investments: The fund invests at least 80% of its net assets (plus borrowings for investment purposes) in a portfolio of equity securities of companies that are principally engaged in the real estate industry. As a general matter, the fund expects these investments to be in common stocks of companies of any market capitalization, including real estate investment trusts. The fund may invest in companies located in countries with emerging securities markets. The fund may also invest in convertible securities, initial public offerings, and Rule 144A securities. The fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The fund may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.
Main Risks: Company, concentration, convertible securities, credit, currency, foreign investments/developing and emerging markets, initial public offerings, interest rate, investment model, liquidity, market, market capitalization, other investment companies, real estate companies and real estate investment trusts, and securities lending.

Underlying Fund: Voya GNMA Income Fund
Investment Adviser: Voya Investments, LLC
Sub-Adviser: Voya Investment Management Co. LLC
Investment Objective: High level of current income consistent with liquidity and safety of principal through investment primarily in Government National Mortgage Association (“GNMA”) mortgage-backed securities (also known as GNMA Certificates) that are guaranteed as to the timely payment of principal and interest by the U.S. government.
Main Investments: The fund invests at least 80% of its net assets (plus borrowings for investment purposes) in GNMA Certificates. The fund may purchase or sell GNMA Certificates on a delayed delivery or forward commitment basis through the “to-be-announced” market. The remaining assets of the fund will be invested in other securities issued or guaranteed by the U.S. government, including U.S. Treasury securities, and securities issued by other agencies and instrumentalities of the U.S. government. The fund may also invest in repurchase agreements secured by securities issued or guaranteed by the U.S. government, GNMA Certificates, and securities issued by other agencies and instrumentalities of the U.S. government. The fund may invest in debt securities of any maturity, although the sub-adviser expects to invest in securities with effective maturities in excess of one year. The fund may invest in futures, including U.S. Treasury futures, to manage the duration of the fund. The fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The fund may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.
Main Risks: Credit, derivative instruments, interest rate, liquidity, mortgage- and/or asset-backed securities, other investment companies, prepayment and extension, repurchase agreements, securities lending, U.S. government securities and obligations, and when issued and delayed delivery securities and forward commitments.

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Underlying Fund: Voya High Yield Bond Fund
Investment Adviser: Voya Investments, LLC
Sub-Adviser: Voya Investment Management Co. LLC
Investment Objective: High level of current income and total return.
Main Investments: The fund invests at least 80% of its net assets (plus borrowings for investment purposes) in a diversified portfolio of high-yield (high risk) bonds, commonly referred to as “junk bonds.” High-yield bonds are debt securities that, at the time of purchase, are not rated by a Nationally Recognized Statistical Rating Organization (“NRSRO”) or are rated below investment-grade (for example, rated below BBB- by Standard & Poor’s Ratings Services or Baa3 by Moody’s Investors Service, Inc.) or have an equivalent rating by a NRSRO. The fund defines high-yield bonds to include: bank loans; payment-in-kind securities; fixed and variable floating rate and deferred interest debt obligations; zero-coupon bonds and debt obligations provided they are unrated or rated below investment-grade. There are no restrictions on the average maturity of the fund or the maturity of any single investment. Any remaining assets may be invested in investment-grade debt instruments; common and preferred stocks; U.S. government securities; money market instruments; and debt securities of foreign issuers including securities of companies in emerging markets. The fund may invest in derivatives including but not limited to, structured debt obligations, dollar roll transactions and swap agreements, including credit default swaps. The fund may invest in companies of any size. The fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The fund may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.
Main Risks: Call, company, credit, credit default swaps, currency, derivative instruments, foreign investments/developing and emerging markets, high-yield securities, interest in loans, interest rate, liquidity, market, market capitalization, other investment companies, securities lending, U.S. government securities and obligations, and zero-coupon bonds and pay-in-kind securities.

Underlying Fund: Voya Intermediate Bond Fund
Investment Adviser: Voya Investments, LLC
Sub-Adviser: Voya Investment Management Co. LLC
Investment Objective: Maximize total return through income and capital appreciation.
Main Investments: The fund invests at least 80% of its net assets (plus borrowings for investment purposes) in a portfolio of bonds, including but not limited to corporate, government and mortgage bonds which, at the time of purchase, are rated investment-grade (for example, rated at least BBB- by Standard & Poor's Ratings Services or Baa3 by Moody's Investors Service, Inc.) or have an equivalent rating by a nationally recognized statistical rating organization, or of comparable quality if unrated. Although the fund may invest a portion of its assets in high-yield (high risk) debt instruments, commonly referred to as “junk bonds,” rated below investment-grade, the fund will seek to maintain a minimum average portfolio quality rating of at least investment-grade. Generally, the sub-adviser maintains a dollar-weighted average duration between three and ten years. The fund may also invest in: preferred stocks; high quality money market instruments; municipal bonds; debt instruments of foreign issuers (including those located in emerging market countries); securities denominated in foreign currencies; foreign currencies; mortgage-backed and asset-backed securities; bank loans and floating rate secured loans; and derivatives including futures, options, and swaps involving securities, securities indices and interest rates, which may be denominated in the U.S. dollar or foreign currencies. The fund may seek to obtain exposure to the securities in which it invests by entering into a series of purchase and sale contracts or through other investment techniques such as buy backs and dollar rolls. The fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The fund may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.
Main Risks: Call, company, credit, currency, derivative instruments, foreign investments/developing and emerging markets, high-yield securities, interest in loans, interest rate, investment model, liquidity, market, mortgage- and/or asset-backed securities, municipal obligations, other investment companies, prepayment and extension, securities lending, and U.S. government securities and obligations.

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Underlying Fund: Voya International Core Fund
Investment Adviser: Voya Investments, LLC
Sub-Adviser: Wellington Management Company LLP
Investment Objective: Long-term growth of capital.
Main Investments: The fund invests at least 65% of its total assets in equity securities of companies located in a number of different countries other than the United States. The fund may invest in countries with emerging securities markets. The fund’s emerging markets exposure will generally not be greater than 10% above the emerging markets exposure of the MSCI All Country World Ex-U.S. Index. Emerging markets will be defined as countries that are included in the MSCI Emerging Markets Index. The fund may also invest in depositary receipts of foreign issuers. The fund may invest up to 15% of its assets in real estate investment trusts. The fund may use derivatives, including futures, options, swaps, and forward contracts. The fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The fund may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.
Main Risks: Company, currency, derivative instruments, foreign investments/developing and emerging markets, liquidity, market, market capitalization, other investment companies, real estate companies and real estate investment trusts, and securities lending.

Underlying Fund: Voya MidCap Opportunities Fund (formerly, ING MidCap Opportunities Fund)
Investment Adviser: Voya Investments, LLC
Sub-Adviser: Voya Investment Management Co. LLC
Investment Objective: Long-term capital appreciation.
Main Investments: The fund invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of mid-sized U.S. companies (defined as those companies with market capitalizations that fall within the range of companies in the Russell Midcap® Growth Index at the time of purchase). The fund may also invest in derivative instruments which include, but are not limited to, index futures. The fund may also invest in foreign securities. The fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The fund may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.
Main Risks: Company, currency, derivative instruments, foreign investments, investment model, liquidity, market, mid-capitalization company, other investment companies, and securities lending.

Underlying Fund: Voya Multi-Manager Emerging Markets Equity Fund
Investment Adviser: Voya Investments, LLC
Sub-Adviser: Delaware Investments Fund Advisers and J.P. Morgan Investment Management Inc.
Investment Objective: Long-term capital appreciation.
Main Investments: The fund invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of issuers in emerging markets. Developing or emerging countries include most countries in the world except Australia, Canada, Japan, New Zealand, Hong Kong, Singapore, the United Kingdom, the United States, and most of the countries of Western Europe. An emerging market company is one that is organized under the laws of, or has a principal place of business in, an emerging market; where the principal securities market is in an emerging market; that derives at least 50% of its total revenues or profits from goods that are produced or sold, investments made, or services performed in an emerging market; or at least 50% of the assets of which are located in an emerging market. The fund may invest in companies of any market capitalization. Equity securities may include common stock, preferred stock, convertible securities, depositary receipts, participatory notes, trust or partnership interests, warrants and rights to buy common stock, and privately placed securities. The fund may also invest in real estate investment trusts and non-investment grade bonds (high-yield or “junk bonds”). The fund may invest in derivatives, including but not
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limited to, futures, options, swaps, and forwards. The fund may invest in securities denominated in U.S. dollars, major reserve currencies, and currencies of other countries in which it can invest. The fund typically maintains full currency exposure to those markets in which it invests. However, the fund may, from time to time, hedge a portion of its foreign currency exposure into the U.S. dollar. The fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The fund may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.
Main Risks: Call, company, convertible securities, credit, currency, derivative instruments, foreign investments/developing and emerging markets, high-yield securities, interest rate, investment model, liquidity, market, market capitalization, other investment companies, real estate companies and real estate investment trusts, and securities lending.

Underlying Fund: Voya Small Company Fund (formerly, ING Small Company Fund)
Investment Adviser: Voya Investments, LLC
Sub-Adviser: Voya Investment Management Co. LLC
Investment Objective: Growth of capital primarily through investment in a diversified portfolio of common stock of companies with smaller market capitalizations.
Main Investments: The fund invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of small-capitalization companies (defined as those companies included in the S& P SmallCap 600® Index or the Russell 2000® Index) at the time of purchase, or if not included in either index, have a market capitalization that falls with the range of the market capitalizations of companies included in the S&P SmallCap 600® Index or the Russell 2000® Index. The fund may invest in derivative instruments including, but not limited to, put and call options. The fund may invest, to a limited extent, in foreign stock. The fund may also invest in real estate investment trusts. The fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The fund may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.
Main Risks: Company, currency, derivative instruments, foreign investments, investment model, liquidity, market, other investment companies, real estate companies and real estate investment trusts, securities lending, and small-capitalization company.

MORE INFORMATION ABOUT PRINCIPAL RISKS THAT APPLY ONLY TO THE UNDERLYING FUNDS
The following are principal risks that apply only to the Underlying Funds:
Concentration in Real Estate Industry.    As a result of an Underlying Fund “concentrating,” as that term is defined in the 1940 Act, its assets in securities related to a particular industry, an Underlying Fund may be subject to greater market fluctuations than a fund that has securities representing a broader range of investment alternatives. If securities of the particular industry as a group fall out of favor, an Underlying Fund could underperform funds that have greater industry diversification. When an Underlying Fund is concentrated in the real estate industry, investments in issuers principally engaged in real estate, including real estate investment trusts, may subject the Underlying Fund to risks similar to those associated with the direct ownership of real estate including terrorist attacks, war or other acts that destroy real property. In addition these investments may be affected by such factors as falling real estate prices, rising interest rates or property taxes, high foreclosure rates, environmental problems, zoning changes, overbuilding, overall declines in the economy and the management skill and creditworthiness of the company. Real estate investment trusts may also be affected by tax and regulatory requirements.
Convertible Securities.    Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.
The value of a convertible security will normally fluctuate in some proportion to changes in the value of the underlying security because of the conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying security. A convertible security may also provide income and be subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk. In the
17

KEY INFORMATION ABOUT THE UNDERLYING FUNDS (continued)

event the issuer of a convertible security is unable to meet its financial obligations, declares bankruptcy, or becomes insolvent, an Underlying Fund could lose money. An Underlying Fund may be forced to convert a convertible security before it otherwise would do so, which may decrease the Underlying Fund's returns.
Credit Default Swaps.    An Underlying Fund may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, an Underlying Fund pays a fee to protect against the risk that a security held by the Underlying Fund will default. As a seller of the swap, an Underlying Fund receives payment(s) in return for its obligation to pay the counterparty the full notional value of a security in the event of a default of the security issuer. As a seller of a swap, an Underlying Fund would be subject to investment exposure on the full notional value of the swap. Credit default swaps are particularly subject to counterparty, credit, correlation, valuation, liquidity and leveraging risks.  Certain standardized swaps are subject to mandatory central clearing.  Central clearing is expected to reduce counterparty credit risk and increase liquidity, but central clearing does not make swap transactions risk free.
Derivative Instruments.    Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of an Underlying Fund and reduce its returns. Derivatives may not perform as expected, so an Underlying Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose an Underlying Fund to the risk of improper valuation. Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. The investment of an Underlying Fund's assets required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by an Underlying Fund; therefore, the purchase of certain derivatives may have an economic leveraging effect on an Underlying Fund; thus exaggerating any increase or decrease in the net asset value of an Underlying Fund. Investments in derivatives are generally negotiated over-the-counter with a single counterparty and as a result are subject to credit risks related to the counterparty's ability to perform its obligations and further that any deterioration in the counterparty's creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause an Underlying Fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or for prices that do not reflect current market value. An Underlying Fund's adviser or sub-adviser might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market's movements and may have unexpected or undesired results such as a loss or a reduction in gains to an Underlying Fund.
Index Strategy.    The index selected may underperform the overall market and an Underlying Fund might fail to track its target index. The correlation between an Underlying Fund and index performance may be affected by the Underlying Fund's expenses and the timing of purchases and redemptions of the Underlying Fund's shares. An Underlying Fund's actual holdings might not match the Index and the Underlying Fund's effective exposure to index securities at any given time may not equal 100%.
Initial Public Offerings.    Initial Public Offerings (“IPOs”) and companies that have recently gone public have the potential to produce substantial gains for an Underlying Fund. However, there is no assurance that an Underlying Fund will have access to profitable IPOs or that IPOs in which the Underlying Fund invests will rise in value. Furthermore, the value of securities of newly public companies may decline in value shortly after the IPO. When an Underlying Fund's asset base is small, the impact of such investments on the Underlying Fund's return will be magnified. If an Underlying Fund's assets grow, it is likely that the effect of the Underlying Fund's investment in IPOs on the Underlying Fund's return will decline.
Interest in Loans.    The value and the income streams of interests in loans (including participation interests in lease financings and assignments in secured variable or floating rate loans) will decline if borrowers delay payments or fail to pay altogether. A large rise in interest rates could increase this risk. Although loans are generally fully collateralized when purchased, the collateral may become illiquid or decline in value. Many loans themselves carry liquidity and valuation risks.
Issuer Non-Diversification.    One or more of the Underlying Funds may be classified as a “non-diversified” investment company and, therefore, is subject to the risks of focusing investments in a small number of issuers, industries or foreign currencies, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Underlying Funds that are “non-diversified” may invest a greater
18

KEY INFORMATION ABOUT THE UNDERLYING FUNDS (continued)

percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than Underlying Funds that are “diversified.” Even though classified as non-diversified, an Underlying Fund may actually maintain a portfolio that is diversified with a large number of issuers. In such an event, the Underlying Fund would benefit less from appreciation in a single issuer than if it had greater exposure to that issuer.
Leverage.    Certain transactions and investment strategies may give rise to leverage. Such transactions and investment strategies include, but are not limited to: borrowing, dollar rolls, reverse repurchase agreements, loans of portfolio securities and the use of when-issued, delayed-delivery or forward-commitment transactions. The use of certain derivatives may also increase leveraging risk. The use of leverage may increase a fund or an Underlying Fund's expenses and increase the impact of a fund or an Underlying Fund's other risks. The use of leverage may exaggerate any increase or decrease in the net asset value of a fund or an Underlying Fund. To mitigate leveraging risk, a fund or an Underlying Fund will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a fund or an Underlying Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements resulting in increased volatility of returns. Leverage, including borrowing, may cause a fund or an Underlying Fund to be more volatile than if a fund or an Underlying Fund had not been leveraged.
Mid-Capitalization Company.    Investments in mid-capitalization companies may involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.
Mortgage- and/or Asset-Backed Securities.    Defaults on, or low credit quality or liquidity of the underlying assets of the asset-backed (including mortgage-backed) securities held by a fund or an Underlying Fund may impair the value of the securities. There may be limitations on the enforceability of any security interest granted with respect to those underlying assets. These securities also present a higher degree of prepayment and extension risk and interest rate risk than do other types of debt instruments. Because of prepayment risk and extension risk, small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain asset-backed securities. The value of longer-term securities generally changes more in response to changes in interest rates than shorter term securities.
During an economic downturn, the mortgages, commercial or consumer loans, trade or credit card receivables, installment purchase obligations, leases, or other debt obligations underlying an asset-backed security may experience an increase in defaults as borrowers experience difficulties in repaying their loans which may cause the valuation of such securities to be more volatile and may reduce the value of such securities. These risks are particularly heightened for investments in asset-backed securities that contain sub-prime loans which are loans made to borrowers with weakened credit histories and often have higher default rates.
Municipal Obligations.    The municipal market in which an Underlying Fund invests is volatile and can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities. Municipal revenue obligations are backed by the revenues generated from a specific project or facility and include industrial development bonds and private activity bonds. Private activity and industrial development bonds are dependent on the ability of the facility’s user to meet its financial obligations and the value of any real or personal property pledged as security for such payment. Many municipal securities are issued to finance projects relating to education, health care, transportation and utilities. Conditions in those sectors may affect the overall municipal market. In addition, municipal securities backed by current or anticipated revenues from a specific project or specific asset may be adversely affected by the discontinuance of the taxation supporting the project or asset or the inability to collect revenues for the project or from assets. If an issuer of a municipal security does not comply with applicable tax requirements, interest from the security may become taxable and the security could decline in value.
Prepayment and Extension.    Prepayment risk is the risk that principal on mortgages or other loan obligations underlying a security may be repaid prior to the stated maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. Extension risk is the risk that an issuer will exercise its right to repay principal on an obligation held by a fund or an Underlying Fund later than expected, which may decrease the value of the obligation and prevent a fund or an Underlying Fund from investing expected repayment proceeds in securities paying yields higher than the yields paid by the securities that were expected to be repaid.
19

KEY INFORMATION ABOUT THE UNDERLYING FUNDS (continued)

Repurchase Agreements.     In the event that the other party to a repurchase agreement defaults on its obligations, an Underlying Fund would generally seek to sell the underlying security serving as collateral for the repurchase agreement.  However, an Underlying Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security, which could result in a loss for an Underlying Fund. In addition, if an Underlying Fund is characterized by a court as an unsecured creditor, it would be at risk of losing some or all of the principal and interest involved in the transaction.
Securities Lending.    Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that a fund or an Underlying Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that a fund or an Underlying Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.
To generate additional income, a fund or an Underlying Fund may lend securities to financial institutions that are believed to be creditworthy by its adviser. When lending securities, a fund or an Underlying Fund will receive cash or U.S. government securities as collateral.
When a fund or an Underlying Fund lends its securities, it is responsible for investing the cash it receives as collateral from the borrower, and a fund or an Underlying Fund could incur losses in connection with the investment of such collateral, often referred to as “investment risk.” An Underlying Fund will minimize investment risk by limiting the investment of cash collateral to high quality instruments of short maturity.
An Underlying Fund may also lose money from the failure of a borrower to return a borrowed security in a timely manner, often referred to as “borrower default risk.” In the event of a borrower default, a fund or an Underlying Fund will be protected to the extent a fund or an Underlying Fund is able to exercise its rights in the collateral promptly and the value of such collateral is sufficient to purchase replacement securities. In addition, a fund or an Underlying Fund will be protected by its securities lending agent, which has agreed to indemnify the fund from losses resulting from borrower default.
Small-Capitalization Company.    Investments in small-capitalization companies may involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and may not be traded in volume typical on a national securities exchange.
Sovereign Debt.    These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.
When Issued and Delayed Delivery Securities and Forward Commitments.    When issued securities, delayed delivery securities and forward commitments involve the risk that the security an Underlying Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party will not meet its obligation. If this occurs, an Underlying Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security's price.
Zero-Coupon Bonds and Pay-in-Kind Securities.    Zero-coupon bonds and pay-in-kind securities may be subject to greater fluctuations in price from interest rate changes than conventional interest-bearing securities. An Underlying Fund may have to pay out the imputed income on zero-coupon bonds without receiving the actual cash currency.
20

PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures regarding the release of portfolio holdings information is available in the Fund's SAI. Portfolio holdings information can be reviewed online at www.voyainvestments.com.
21

MANAGEMENT OF THE FUND

The Investment Adviser
Voya Investments, an Arizona limited liability company, serves as the investment adviser to the Fund. Voya Investments has overall responsibility for the management of the Fund. Voya Investments oversees all investment advisory and portfolio management services for the Fund. Voya Investments is registered with the SEC as an investment adviser.
The Adviser is an indirect, wholly-owned subsidiary of Voya Financial, Inc. (formerly, ING U.S., Inc.) Voya Financial, Inc. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries. As of the date of this Prospectus, Voya Financial, Inc. is a subsidiary of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin, with operations in more than 40 countries.
Voya Investments' principal office is located at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258. As of December 31, 2014, Voya Investments managed approximately $54 billion in assets.
In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including Voya Financial, Inc., before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep must divest at least 25% of Voya Financial, Inc. by the end of 2013, more than 50% by the end of 2014, and the remaining interest by the end of 2016 (such divestment, the “Separation Plan”).
In May 2013, Voya Financial, Inc. conducted an initial public offering of its common stock (the “IPO”). In October 2013, March 2014, and September 2014, ING Groep divested additional shares in several secondary offerings of common stock of Voya Financial, Inc. and concurrent share repurchases by Voya Financial, Inc. These transactions reduced ING Groep’s ownership interest in Voya Financial, Inc. to 32%. Voya Financial, Inc. did not receive any proceeds from these offerings.
In November 2014, through an additional secondary offering and the concurrent repurchase of shares by Voya Financial, Inc., ING Groep further reduced its interest in Voya Financial, Inc. below 25% to approximately 19% (the “November 2014 Offering”). The November 2014 Offering was deemed by the Adviser to be a change of control (the “Change of Control”), which resulted in the automatic termination of the existing investment advisory and sub-advisory agreements under which the Adviser and Sub-Adviser provide services to the Fund. In anticipation of this termination, and in order to ensure that the existing investment advisory and sub-advisory services could continue uninterrupted, in 2013 the Board approved new advisory and sub-advisory agreements for the Fund in connection with the IPO. In addition, in 2013, shareholders of the Fund approved new investment advisory and affiliated sub-advisory agreements prompted by the IPO, as well as any future advisory and affiliated sub-advisory agreements prompted by the Separation Plan that are approved by the Board and that have terms not materially different from the current agreements. This meant that shareholders would not have another opportunity to vote on a new agreement with the Adviser or a current affiliated sub-adviser even upon a change of control prompted by the Separation Plan, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of Voya Financial, Inc.
On November 18, 2014 in response to the Change of Control, the Board, at an in-person meeting, approved new investment advisory and affiliated sub-advisory agreements. At that meeting, the Adviser represented that the agreements approved by the Board were not materially different from the agreements approved by shareholders in 2013 and no single person or group of persons acting together was expected to gain “control” (as defined in the 1940 Act) of Voya Financial, Inc. As a result, shareholders of the Fund will not be asked to vote again on these new agreements with the Adviser and affiliated sub-advisers.
Management Fee
The Adviser receives an annual fee for its investment management services provided to the Fund.  The management fee is computed at a rate of 0.10% of average daily net assets invested in affiliated Underlying Funds and 0.30% of average daily net assets invested in unaffiliated Underlying Funds and/or other investments.
The Adviser is responsible for all of its own costs, including costs of its personnel required to carry out its investment advisory duties.
The following table shows the aggregate annual management fee paid by the Fund for the most recent fiscal year as a percentage of the Fund's average daily net assets:
22

MANAGEMENT OF THE FUND (continued)

Management Fee
Voya Global Perspectives Fund	0.10%
For information regarding the basis for the Board’s approval of the investment advisory and investment sub-advisory relationships (if applicable), please refer to the Fund's annual shareholder report dated October 31, 2014.
The Sub-Adviser and Portfolio Managers
The Adviser has engaged a sub-adviser to provide the day-to-day management of the Fund's portfolio. The sub-adviser is an affiliate of the Adviser.
The Adviser acts as a “manager-of-managers” for the Fund. The Adviser has ultimate responsibility, subject to the oversight of the Fund’s Board, to oversee any sub-advisers and to recommend the hiring, termination, or replacement of sub-advisers. The Fund and the Adviser have received exemptive relief from the SEC which permits the Adviser, with the approval of the Fund’s Board but without obtaining shareholder approval, to enter into or materially amend a sub-advisory agreement with sub-advisers that are not affiliated with the Adviser (“non-affiliated sub-advisers”) as well as sub-advisers that are indirect or direct, wholly-owned subsidiaries of the Adviser or of another company that, indirectly or directly wholly owns the Adviser (“wholly-owned sub-advisers”).
Consistent with the “manager-of-managers” structure, the Adviser delegates to the sub-advisers of the Fund the responsibility for asset allocation amongst the underlying funds, subject to the Adviser’s oversight. The Adviser is responsible for, among other things, monitoring the investment program and performance of the sub-advisers of the Fund. Pursuant to the exemptive relief, the Adviser, with the approval of the Fund’s Board, has the discretion to terminate any sub-adviser (including terminating a non-affiliated sub-adviser and replacing it with a wholly-owned sub-adviser), and to allocate and reallocate the Fund’s assets among other sub-advisers. In these instances, the Adviser may have an incentive to select or retain an affiliated sub-adviser. In the event that the Adviser exercises its discretion to replace a sub-adviser of the Fund or add a new sub-adviser to the Fund, the Fund will provide shareholders with information about the new sub-adviser and the new sub-advisory agreement within 90 days. The appointment of a new sub-adviser or the replacement of an existing sub-adviser may be accompanied by a change to the name of the Fund and a change to the investment strategies of the Fund.
Under the terms of the sub-advisory agreement, the agreement can be terminated by the Adviser or the Fund’s Board. In the event a sub-advisory agreement is terminated, the sub-adviser may be replaced subject to any regulatory requirements or the Adviser may assume day-to-day investment management of the Fund.
The “manager-of-managers” structure and reliance on the exemptive relief has been approved by the Fund’s shareholders.
Voya Investment Management Co. LLC
Voya IM, a Delaware limited liability company, was founded in 1972 and is registered with the SEC as an investment adviser. Voya IM is an indirect, wholly-owned subsidiary of Voya Financial, Inc. and is an affiliate of the Adviser. Voya IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. Voya IM's principal office is located at 230 Park Avenue, New York, New York 10169. As of December 31, 2014, Voya IM managed approximately $85.5 billion in assets.
The following individuals are jointly responsible for the day-to-day management of the Fund.
Douglas Coté, CFA, Senior Portfolio Manager, and Senior Vice President, is Voya IM's Chief Market Strategist. He is part of the Voya Multi-Asset Strategies and Solutions Group which, among other responsibilities, develops Voya views on markets, economies and investment strategy on behalf of Voya clients, broker-dealers and other distribution partners. He rejoined Voya IM in 2010 having previously worked there from 1994 through 2006, primarily as a senior portfolio manager in Enhanced Core Equities, responsible for large-cap, mid-cap, and small-cap institutional and retail funds. From 2007 through 2009, he was a managing partner and chief investment officer of a hedge fund.
Karyn Cavanaugh, CFA, Portfolio Manager, and Vice President, is Market Strategist for Voya IM. As a member of the Voya Multi-Asset Strategies and Solutions Group, she helps develop Voya views on markets, economies and investment strategy. She joined Voya IM in 2010. Prior to joining Voya IM, she spent 15 years as an analyst with Hartford Investment Management Company and more recently two years in Hartford Life's international operations where she was responsible for analysis and development of global business strategy.
23

MANAGEMENT OF THE FUND (continued)

Additional Information Regarding the Portfolio Managers
The SAI provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager, and each portfolio manager's ownership of securities in the Fund.
The Administrator
Voya Funds Services, LLC (formerly, ING Funds Services, LLC) (“Administrator”) serves as administrator to the Fund and receives an annual administrative services fee equal to 0.10% of the Fund's average daily net assets.
Subject to the supervision of the Board, the Administrator provides all administrative services reasonably necessary for the ordinary operation of the Fund other than the investment advisory services performed by the Adviser or Sub-Adviser including, but not limited to, acting as a liaison among the various service providers to the Fund, including the custodian, transfer agent, and such other service providers as may be retained by the Fund. The Administrator provides the Fund, at the Administrator's expense, with adequate personnel, office space, communications facilities, and other facilities necessary for operation of the Fund.
The Distributor
Voya Investments Distributor, LLC (formerly, ING Investments Distributor, LLC) (“Distributor”) is the principal underwriter and distributor of the Fund. It is a Delaware limited liability company with its principal offices at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258.
The Distributor is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org or the Public Disclosure Hotline at 800-289-9999.
24

CLASSES OF SHARES

Choosing a Share Class
When choosing between classes, you should carefully consider: (1) how long you plan to hold shares of the Fund; (2) the amount of your investment; (3) the expenses you'll pay for each class, including ongoing annual expenses along with the initial sales charge or the contingent deferred sales charges (“CDSC”); and (4) whether you qualify for any sales charge discounts. Please review the disclosure about all of the available share classes carefully. Before investing, you should discuss with your financial intermediary which share class may be right for you.
The tables below summarize the features of the classes of shares available through this Prospectus. Fund charges may vary so you should review the Fund's fee table as well as the section entitled “Sales Charges” in this Prospectus.
Summary of primary differences among share classes:
Class A
Initial Sales Charge	Up to 5.75% (reduced for purchases of $50,000 or more and eliminated for purchases of $1 million or more)
Contingent Deferred Sales Charge	None (except that with respect to purchases of $1 million or more for which the initial sales charge was waived, a charge of 1.00% applies to redemptions made within 18 months)[1]
Distribution and/or Shareholder Services (12b-1) Fees	0.25% annually
Purchase Maximum	None
Minimum Initial Purchase/Minimum Account Size	$1,000 ($250 for IRAs)/$1,000 ($250 for IRAs)
Minimum Subsequent Purchases	None
Minimum Initial Account Balance for Systematic Exchange Privilege	$5,000
Conversion	None

Class C
Initial Sales Charge	None
Contingent Deferred Sales Charge	1.00% if the shares are sold within one year from the date of purchase
Distribution and/or Shareholder Services (12b-1) Fees	1.00% annually
Purchase Maximum	$1,000,000
Minimum Initial Purchase/Minimum Account Size	$1,000 ($250 for IRAs)/$1,000 ($250 for IRAs)
Minimum Subsequent Purchases	None
Minimum Initial Account Balance for Systematic Exchange Privilege	$5,000
Conversion	None

Class I
Initial Sales Charge	None
Contingent Deferred Sales Charge	None
Distribution and/or Shareholder Services (12b-1) Fees	None
Purchase Maximum	None
Minimum Initial Purchase2,*/Minimum Account Size	$250,000/$250,000
Minimum Subsequent Purchases	None
Minimum Initial Account Balance for Systematic Exchange Privilege	None
Conversion	None
25

CLASSES OF SHARES (continued)

Class R
Initial Sales Charge	None
Contingent Deferred Sales Charge	None
Distribution and/or Shareholder Services (12b-1) Fees	0.50% annually
Purchase Maximum	None
Minimum Initial Purchase/Minimum Account Size	None/None
Minimum Subsequent Purchases	None
Minimum Initial Account Balance for Systematic Exchange Privilege	None
Conversion	None

Class W
Initial Sales Charge	None
Contingent Deferred Sales Charge	None
Distribution and/or Shareholder Services (12b-1) Fees	None
Purchase Maximum	None
Minimum Initial Purchase*/Minimum Account Size	$1,000/$1,000
Minimum Subsequent Purchases	None
Minimum Initial Account Balance for Systematic Exchange Privilege	None
Conversion	None
1	There is no front-end sales charge if you purchase Class A shares in an amount of $1 million or more. However, these shares will be subject to a 1.00% CDSC if they are redeemed within 18 months of purchase.
2	There is no minimum initial investment requirement for qualified retirement plans or other defined contribution plans and defined benefit plans that invest in the Voya funds through omnibus arrangements.
*	Minimum investment amounts may not be waived for individual accounts that are managed by an investment adviser representative, as defined in Rule 203A-3(a) under the Investment Advisers Act of 1940.
Please refer to the minimum investments table on page 34 for additional information.
The relative impact of the initial sales charge, if applicable, and ongoing annual expenses will depend on the length of time a share is held. Higher distribution fees mean a higher expense ratio, so Class C shares pay correspondingly lower dividends and may have a lower net asset value (“NAV”) than Class A shares.
Because the Fund may not be able to identify an individual investor's trading activities when investing through omnibus account arrangements, you and/or your financial intermediary are responsible for ensuring that your investment in Class C shares does not exceed $1,000,000. The Fund cannot ensure that they will identify purchase orders that would cause your investment in Class C shares to exceed the maximum allowed amount. When investing through such arrangements, you and/or your financial intermediary should be diligent in determining that you have selected the appropriate share class for you.
You and/or your financial intermediary should also take care to assure that you are receiving any sales charge reductions or other benefits to which you may be entitled. As an example, as is discussed below, you may be able to reduce a Class A sales charge payable by aggregating purchases to achieve breakpoint discounts. The Fund uses the net amount invested when determining whether a shareholder has reached the required investment amount in order to be eligible for a breakpoint discount. In order to ensure that you are receiving any applicable sales charge reduction, it may be necessary for you to inform the Fund or your financial intermediary of the existence of other accounts that may be eligible to be aggregated. The SAI discusses specific classes of investors who may be eligible for a reduced sales charge. Before investing you should discuss which share class may be right for you with your financial intermediary.
26

CLASSES OF SHARES (continued)

Distribution and Service (12b-1) Fees
The Fund pays fees to the Distributor on an ongoing basis as compensation for the services the Distributor provides and the expenses it bears in connection with the sale and distribution of Fund shares (“distribution fees”) and/or in connection with personal services rendered to Fund shareholders and the maintenance of shareholder accounts (“service fees”). These payments are made pursuant to distribution and/or shareholder servicing plans adopted by the Fund pursuant to Rule 12b-1 of the 1940 Act (“12b-1 Plan”). Because these distribution and service fees are paid on an ongoing basis, over time these fees will increase the cost of your investment and cost you more than paying other types of sales charges.
The Fund has adopted a 12b-1 Plan for: Class A, Class C and Class R shares. The following table lists the maximum annual rates at which the distribution and/or servicing fees may be paid under each 12b-1 Plan (calculated as a percentage of the Fund's average daily net assets attributable to the particular class of shares):
	Class A	Class C	Class R
Voya Global Perspectives Fund	0.25%	1.00%	0.50%
27

SALES CHARGES

The Fund makes available in a clear and prominent format, free of charge, on its website, (www.voyainvestments.com), information regarding applicable sales loads, reduced sales charges (i.e., breakpoint discounts), sales load waivers, eligibility minimums and purchases of the Fund's shares. The website includes hyperlinks that facilitate access to the information.
Class A Shares
This section includes important information about sales charges and sales charge reduction programs available to investors in the Fund's Class A shares and describes the information or records you may need to provide to the Distributor or your financial intermediary in order to be eligible for sales charge reduction programs.
Unless you are eligible for a waiver, the public offering price you pay when you buy Class A shares of the Fund is the NAV of the shares at the time of purchase, plus an initial sales charge. The initial sales charge varies depending on the size of your purchase, as set forth in the following tables. No sales charge is imposed when Class A shares are issued to you pursuant to the automatic reinvestment of income dividends or capital gains distributions. For investors investing in Class A shares of the Fund through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor obtains the proper breakpoint discount, if any.
Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.
Class A shares of the Fund are sold subject to the following sales charge:
Your Investment	As a % of the offering price	As a % of net asset value
Less than $50,000	5.75	6.10
$50,000 - $99,999	4.50	4.71
$100,000 - $249,999	3.50	3.63
$250,000 - $499,999	2.50	2.56
$500,000 - $999,999	2.00	2.04
$1,000,000 and over[1]	N/A	N/A
1	See “Contingent Deferred Sales Charges (”CDSCs“) - Class A Shares” below.
Shareholders that purchased funds that were a part of the Lexington family of funds or the Aetna family of funds prior to February 2, 1998, at the time of purchase, are not subject to sales charges for the life of their account on purchases made directly with the Fund.
Contingent Deferred Sales Charges (“CDSCs”) - Class A Shares
Investments of $1 Million or More.    There is no front-end sales charge if you purchase Class A shares in an amount of $1 million or more. However, these shares will be subject to a 1.00% CDSC if they are redeemed within 18 months of purchase.
CDSC - Class C Shares
Unless you are eligible for a waiver, if you sell your Class C shares within the time periods specified below, you will pay a CDSC according to the following schedules. It is the responsibility of your financial intermediary to ensure that you are credited with the proper holding period for the shares redeemed.
Class C shares are offered at their NAV per share without any initial sales charge. However, you may be charged a CDSC on shares that you sell within a certain period of time after you bought them. The amount of the CDSC is based on the lesser of the NAV of the shares at the time of purchase or redemption. The CDSCs are as follows:
28

SALES CHARGES (continued)

Class C CDSC
Years after purchase	CDSC on shares being sold
1st year	1.00%
After 1st year	none
To keep your CDSC as low as possible, each time you place a request to redeem shares, the Fund will first redeem shares in your account that are not subject to a CDSC and then will sell shares that have the lowest CDSC.
There is no CDSC on shares acquired through the reinvestment of dividends and capital gains distributions.
CDSC on Exchange into Voya Senior Income Fund
You are not required to pay an applicable CDSC upon an exchange from the Fund described in this Prospectus into Voya Senior Income Fund. However, if you exchange into Voya Senior Income Fund and subsequently offer your common shares for repurchase by Voya Senior Income Fund, the Fund's CDSC will apply. After an exchange into Voya Senior Income Fund, the time period for application of the CDSC will be calculated based on the first date you acquired your shares in the Fund.
Reduced or Waived Front-End Sales Charges
Investors in the Fund could reduce or eliminate sales charges applicable to the purchase of Class A shares through utilization of the Letter of Intent, Rights of Accumulation, or Combination Privilege. These programs are summarized below and are described in greater detail in the SAI.
You may reduce the initial sales charge on a purchase of Class A shares of the Fund by combining multiple purchases to take advantage of the breakpoints in the sales charge schedules. You may do this by:
•	Letter of Intent—lets you purchase shares over a 13-month period and pay the same sales charge as if the shares had all been purchased at once;
•	Rights of Accumulation—lets you add the value of shares of any open-end Voya mutual fund (excluding Voya Money Market Fund) you already own to the amount of your next purchase for purposes of calculating the sales charge; or
•	Combination Privilege—shares held by investors in the Voya mutual funds which impose a CDSC may be combined with Class A shares for a reduced sales charge.
In addition, certain investors may be eligible for special purchases of Class A shares at NAV. This may be done by:
•	Reinstatement Privilege—If you sell Class A shares of the Fund (or shares of other Voya mutual funds managed by the Adviser) and reinvest any of the proceeds in Class A shares of another Voya mutual fund within 90 days. For additional information regarding the reinstatement privilege, contact a Shareholder Services Representative or see the SAI; or
•	Purchases by Certain Accounts—Class A shares may be purchased at NAV by certain fee-based programs offered through selected registered investment advisers, broker-dealers, and other financial intermediaries. Class A shares may also be purchased at NAV by shareholders that purchase the Fund through a financial intermediary that offers our Class A shares uniformly on a “no load” (or reduced load) basis to you and all similarly situated customers of the intermediary in accordance with the intermediary's prescribed fee schedule for purchases of fund shares, including by shareholders that purchase shares through a financial intermediary that has entered into an agreement with the Distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers.
See the Account Application or the SAI for additional information regarding the reduction of Class A shares' charges, or contact your financial intermediary or a Shareholder Services Representative for more information.
Required Shareholder Information and Records. In order for investors in Class A shares of the Fund to take advantage of sales charge reductions, an investor or his/her financial intermediary must notify the Distributor that the investor qualifies for such reduction. If the Distributor is not notified that the investor is eligible for these reductions, the Distributor will be unable to ensure that the reduction is applied to the investor's account. An investor may have to provide certain information or records, including account statements, to his/her financial intermediary or to the Distributor to verify the investor's eligibility for breakpoint privileges or other sales charge waivers.
29

SALES CHARGES (continued)

CDSC Waivers.    If you notify the Fund's transfer agent, BNY Mellon Investment Servicing (U.S.) Inc. (“Transfer Agent”), at the time of redemption, the CDSC for Class A and Class C shares will be waived in the following cases:
•	Redemptions following the death or permanent disability of a shareholder if made within one year of death or the initial determination of permanent disability. The waiver is available only for shares held at the time of death or initial determination of permanent disability.
•	Redemptions for Class C shares, pursuant to a Systematic Withdrawal Plan, up to a maximum of 12% per year of a shareholder's account value based on the value of the account at the time the plan is established and annually thereafter.
•	Mandatory distributions from “employee benefit plans” or an Individual Retirement Account (“IRA”).
•	Reinvestment of dividends and capital gains distributions.
If you think you may be eligible for a CDSC waiver, contact your financial intermediary or a Shareholder Services Representative.
Reinstatement Privilege.    If you sell Class A or Class C shares of the Fund you may be eligible for a full or prorated credit of the CDSC paid on the sale when you make an investment up to the amount redeemed in the same share class within 90 days of the eligible sale. Reinstated Class C shares will retain their original cost and purchase date for purposes of the CDSC. This privilege can be used only once per calendar year. If you want to use the Reinstatement Privilege, contact your financial intermediary or a Shareholder Services Representative, or see the SAI for more information. An investor may be asked to provide information or records, including account statements, regarding shares of the Fund held in all of the investor's accounts held directly with the Trust or through a financial intermediary; any account of the investor at another financial intermediary; and accounts of related parties of the investor, such as members of the same family or household, at any financial intermediary.
30

HOW SHARES ARE PRICED

When you buy shares, you pay the NAV plus any applicable sales charge. When you sell shares, you receive the NAV minus any applicable CDSC. Exchange orders are effected at NAV.
The NAV per share for each class of the Fund is determined each business day as of the close of regular trading (“Market Close”) on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE) each day on which the NYSE is open for trading. The Fund is open for business every day the NYSE is open. Fund shares will not be priced on days when the NYSE is closed. The NAV per share of each class of the Fund is calculated by taking the value of the Fund's assets attributable to that class, subtracting the Fund's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding.
The NAV of the Fund is based upon the NAVs of the Underlying Funds. In general, assets of the Underlying Funds are valued based on actual or estimated fair value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Shares of investment companies held by the Underlying Funds will generally be valued at the latest NAV reported by that investment company. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when the Fund’s or an Underlying Fund's NAV is not calculated. As a result, the NAV of the Fund or an Underlying Fund may change on days when shareholders will not be able to purchase or redeem the Fund's shares. When market quotations are not available or are deemed unreliable, a sub-adviser to the Fund or an Underlying Fund will use a fair value for an asset that is determined in accordance with procedures adopted by the Fund or an Underlying Fund's board. The types of assets for which such fair value pricing might be required include, but are not limited to:
•	Foreign securities, where a foreign security whose value at the close of the foreign market on which it principally trades likely would have changed by the time of the close of the NYSE, or the closing value is otherwise deemed unreliable;
•	Securities of an issuer that has entered into a restructuring;
•	Securities whose trading has been halted or suspended;
•	Debt instruments that have gone into default and for which there are no current market value quotations; and
•	Securities that are restricted as to transfer or resale.
The Fund and each Underlying Fund's adviser or sub-adviser may rely on the recommendations of a fair value pricing service approved by the Fund's or an Underlying Fund's board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. The Fund's and each Underlying Fund's adviser or sub-adviser will make such determinations in good faith in accordance with procedures adopted by the Fund's or an Underlying Fund's board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that the Fund or an Underlying Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund or an Underlying Fund determines its NAV per share. Please refer to the prospectus for each Underlying Fund for an explanation of the circumstances under which an Underlying Fund will use fair value pricing and the effect of fair value pricing.
31

HOW TO BUY SHARES

Customer Identification
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person that opens an account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.
What this means for you: the Fund, the Distributor, or a third-party selling you the Fund, must obtain the following information for each person that opens an account:
•	Name;
•	Date of birth (for individuals);
•	Physical residential address (although post office boxes are still permitted for mailing); and
•	Social Security number, taxpayer identification number, or other identifying number.
You may also be asked to show your driver’s license, passport, or other identifying documents in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other non-natural persons.
Federal law prohibits the Fund, the Distributor, and other financial institutions from opening accounts unless they receive the minimum identifying information listed above. They also may be required to close your account if they are unable to verify your identity within a reasonable time.
If you are a participant in a qualified retirement plan, you should make purchases through your plan administrator or sponsor, who is responsible for transmitting orders.
The Fund and the Distributor reserve the right to reject any purchase order. Please note that cash, traveler's checks, third-party checks, money orders, and checks drawn on non-U.S. banks (even if payment may be effected through a U.S. bank) generally will not be accepted. The Fund and the Distributor reserve the right to waive minimum investment amounts. Waiver of the minimum investment amount can increase operating expenses of the Fund. Minimum investment amounts may not be waived for individual accounts that are managed by an investment adviser representative, as defined in Rule 203A-3(a) under the Investment Advisers Act of 1940. The Fund and the Distributor reserve the right to liquidate sufficient shares to recover annual transfer agent fees or to close your account and redeem your shares should you fail to maintain your account value minimum.
The Fund reserves the right to suspend the offering of shares or to reject any specific purchase order. The Fund may suspend redemptions or postpone payments when the NYSE is closed or when trading is restricted for any reason or under emergency circumstances as determined by the SEC.
Class A and Class C Shares
Class A and Class C shares may be purchased and sold by contacting any financial intermediary (who may impose transaction charges in addition to those described in this Prospectus) authorized to sell Fund shares. You may purchase additional shares in various ways, including through your financial adviser and by mail, telephone, on-line, and bank wire.
Class I Shares
Class I shares may be purchased without a sales charge by: (1) qualified retirement plans such as 401(a), 401(k), or other defined contribution plans and defined benefit plans; (2) 529 college savings plans; (3) insurance companies and foundations investing for their own account; (4) wrap programs offered by broker-dealers and financial institutions; (5) accounts of, or managed by, trust departments; (6) individuals whose accounts are managed by an investment adviser representative, as stated above; (7) retirement plans affiliated with Voya Financial, Inc.; (8) Voya Financial, Inc. affiliates for purposes of corporate cash management; and (9) other registered investment companies.
Class R Shares
Class R shares may be purchased without a sales charge. Class R shares of the Fund are continuously offered to qualified retirement plans (“Retirement Plans”) including, but not limited to, 401(k) plans, 457 plans, employer sponsored 403(b) plans, IRAs, Simplified Employee Pension Plans (“SEPs”), and other accounts or plans whereby Class R shares are held on the books of the Fund through omnibus accounts (either at the plan level or the level of the plan administrator).
32

HOW TO BUY SHARES (continued)

Purchases and redemptions of shares may be made only by eligible Retirement Plans for the purpose of funding qualified retirement plans. Please refer to the plan document for information on how to direct investments in, or redemptions from, an investment option corresponding to the Fund and any fees that may apply.
The administrator of a Retirement Plan or employee benefits office can provide participants with detailed information on how to participate in the plan and how to elect the Fund as an investment option, alter the amounts contributed to the plan, or reallocate contributions. Eligible Retirement Plans generally may open an account and purchase Class R shares by contacting any broker-dealer or other financial intermediary (“Financial Service Firm”) authorized to sell Class R shares of the Fund. Additional shares may be purchased through a Retirement Plan's administrator or recordkeeper. Financial Service Firms may provide or arrange for the provision of some or all of the shareholder servicing and account maintenance services required by Retirement Plan accounts and their plan participants including, without limitation, transfers of registration and dividend payee changes. Financial Service Firms may also perform other functions, including generating confirmation statements, and may arrange with plan administrators for other investment or administrative services.
Financial Service Firms may independently establish and charge Retirement Plans and plan participants transaction fees and/or other additional amounts for such services, which may change over time. Similarly, Retirement Plans may charge plan participants for certain expenses. These fees and additional amounts could reduce the investment return in Class R shares of the Fund.
Class W Shares
Class W shares may be purchased without a sales charge by: (1) qualified retirement plans such as 401(a), 401(k), or other defined contribution plans and defined benefit plans; (2) insurance companies and foundations investing for their own account; (3) wrap programs offered by broker-dealers and financial institutions; (4) accounts of, or managed by, trust departments; (5) individuals whose accounts are managed by an investment adviser representative, as stated above; (6) retirement plans affiliated with Voya Financial, Inc.; (7) Voya Financial, Inc. affiliates for purposes of corporate cash management; and (8) by other Voya mutual funds in the Voya family of funds.
In addition, Class W shares are available to the following persons through direct investment (not through broker-dealers that are not approved by Voya) into a Voya mutual fund or through a Voya approved broker-dealer (currently, Voya Financial Advisors, Inc. (formerly, ING Financial Partners, Inc.)): (1) current and retired officers and directors/trustees of the Voya mutual funds; (2) current and retired officers, directors, and full-time employees of Voya Investments, LLC, Directed Services LLC; any Voya mutual fund's sub-adviser; Voya Investments Distributor, LLC; and any of their affiliates; (3) family members of the foregoing persons (defined as current spouse, children, parents, grandparents, grandchildren, uncles, aunts, siblings, nephews, nieces, step-relations, relations at-law, and cousins); (4) any trust, pension, profit-sharing, or other benefit plan for such persons (including family members); (5) discretionary advisory accounts of Voya Investments, LLC, Directed Services LLC, any Voya mutual fund's sub-adviser, or Voya Investments Distributor, LLC; and (6) qualifying investments made through Voya promotional programs as determined by Voya Investments Distributor, LLC.
Retirement Plans
The Fund has available prototype qualified retirement plans for corporations and self-employed individuals. It also has available prototype IRA, Roth IRA and Simple IRA plans (for both individuals and employers), Simplified Employee Pension Plans and Pension and Profit Sharing Plans. BNY Mellon Investment Servicing Trust Company acts as the custodian under these plans. For further information, contact a Shareholder Services Representative at 1-800-992-0180. BNY Mellon Investment Servicing Trust Company currently receives a $12 custodial fee annually for the maintenance of each such account.
33

HOW TO BUY SHARES (continued)

Make your investment using the purchase minimum guidelines in the following table.
Minimum Investments	Class	Initial Purchase	Subsequent Purchases
Non-retirement accounts	A/C/W1 I1,2 R	$1,000 $250,000 No minimum	No minimum
Retirement accounts	A/C I1,2 R W1	$250 $250,000 No minimum $1,000	No minimum
Pre-Authorized Investment Plan	A/C/W1 I1,2	$1,000 $250,000	At least $100/month
Certain omnibus accounts	A/C	$250	No minimum
1	Minimum investment amounts may not be waived for individual accounts that are managed by an investment adviser representative, as defined in Rule 203A-3(a) under the Investment Advisers Act of 1940.
2	There is no minimum initial investment requirement for qualified retirement plans or other defined contribution plans and defined benefit plans that invest in the Voya funds through omnibus arrangements.
Make your investment using the methods outlined in the following table. Investors wishing to purchase Class R shares should contact their plan administrator. Please refer to the plan document for information regarding buying and selling shares.
34

HOW TO BUY SHARES (continued)

Buying Shares	Opening an Account	Adding to an Account
By Contacting Your Financial Intermediary	A financial intermediary with an authorized firm can help you establish and maintain your account.	Contact your financial intermediary.
By Mail	Make your check payable to Voya Investment Management and mail it with a completed Account Application. Please indicate your financial intermediary on the New Account Application.	Fill out the Account Additions form at the bottom of your account statement and mail it along with your check payable to Voya Investment Management to the address on the account statement. Please write your account number on the check.
By Wire	Call Shareholder Services at 1-800-992-0180 to obtain an account number and indicate your financial intermediary on the account.
Instruct your bank to wire funds to the Fund in the care of:
Bank of New York Mellon
ABA # 011001234
credit to: BNY Mellon Investment Servicing (U.S.) Inc. as Agent for Voya mutual funds
A/C #0000733938; for further credit to Shareholder A/C #
(A/C # you received over the telephone)
Shareholder Name:
       (Your Name Here)
After wiring funds you must complete the Account Application and send it to:
Voya Investment Management
P.O. Box 9772
Providence, RI
	02940-9772	Wire the funds in the same manner described under “Opening an Account.”
35

HOW TO SELL SHARES

You may sell shares by using the methods outlined in the following table. Under unusual circumstances, the Fund may suspend the right of redemption as allowed by the SEC or federal securities laws.
If you are a participant in a qualified retirement plan, you should make redemptions through your plan administrator or sponsor, who is responsible for transmitting orders.
Selling Shares	To Sell Some or All of Your Shares
By Contacting Your Financial Intermediary	You may sell shares by contacting your financial intermediary. Financial intermediaries may charge for their services in connection with your redemption request but neither the Fund nor the Distributor imposes any such charge.
By Mail	Send a written request specifying the Fund name and share class, your account number, the name(s) in which the account is registered, and the dollar value or number of shares you wish to redeem to:
Voya Investment Management
P.O. Box 9772
Providence, RI 02940-9772
If certificated shares have been issued, the certificate must accompany the written request. Corporate investors and other associations must have an appropriate certification on file authorizing redemptions. A suggested form of such certification is provided on the Account Application. A signature guarantee may be required.
By Telephone - Expedited Redemption	You may sell shares by telephone on all accounts, other than retirement accounts, unless you check the box on the Account Application which signifies that you do not wish to use telephone redemptions. To redeem by telephone, call a Shareholder Services Representative at 1-800-992-0180.
Receiving Proceeds By Check:
You may have redemption proceeds (up to a maximum of $100,000) mailed to an address which has been on record with Voya Investment Management for at least 30 days.
Receiving Proceeds By Wire:
You may have redemption proceeds (subject to a minimum of $5,000) wired to your pre-designated bank account. You will not be able to receive redemption proceeds by wire unless you check the box on the Account Application which signifies that you wish to receive redemption proceeds by wire and attach a voided check. Under normal circumstances, proceeds will be transmitted to your bank on the business day following receipt of your instructions, provided redemptions may be made. In the event that share certificates have been issued, you may not request a wire redemption by telephone.
Systematic Withdrawal Plan (available only for those share classes referenced below)
You may elect to make periodic withdrawals from your account on a regular basis.
    Class A and Class C
•	Your account must have a current value of at least $10,000.
•	Minimum withdrawal amount is $100.
•	You may choose from monthly, quarterly, semi-annual or annual payments.
    Class I and Class W
•	Your account must have a current value of at least $250,000 or $1,000 for Class I and Class W shares, respectively.
•	Minimum withdrawal amount is $1,000.
•	You may choose from monthly, quarterly, semi-annual or annual payments.
For additional information, contact a Shareholder Services Representative or refer to the Account Application or the SAI.
36

HOW TO SELL SHARES (continued)

Execution of Requests
Purchase and sale requests are executed at the next NAV determined after the order is received in proper form by the Transfer Agent or the Distributor. A purchase order will be deemed to be in proper form when all of the required steps set forth under “How to Buy Shares” have been completed. If you purchase by wire, however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. If you purchase by wire, you must submit an application form in a timely fashion. If an order or payment by wire is received after Market Close, the shares will not be credited until the next business day. For your transaction to be counted on the day you place your order with your broker-dealer or other financial institution, they must receive your order before Market Close and promptly transmit the order to the Transfer Agent or the Distributor.
You will receive a confirmation of each new transaction in your account, which also will show you the number of shares you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership.
Payments
Normally, payment for shares redeemed will be made within three days after receipt by the Transfer Agent of a request in good order. The Fund has the right to take up to seven days to pay your redemption proceeds and may postpone payment longer in the event of an economic emergency as determined by the SEC. When you place a request to redeem shares for which the purchase money has not yet been collected, the request will be executed at the next determined NAV, but the Fund will not release the proceeds until your purchase payment clears. This may take up to 15 days or more. A redemption request made within 30 calendar days after submission of a change of address is permitted only if the request is in writing and is accompanied by a medallion signature guarantee. Redemption requests of an amount of $10 million or more must be submitted in writing by an authorized person.
A medallion signature guarantee may be required in certain circumstances. A request to change the bank designated to receive wire redemption proceeds must be received in writing, signed by an authorized person, and accompanied by a medallion signature guarantee from any eligible guarantor institution. In addition, if you wish to have your redemption proceeds transferred by wire to an account other than your designated bank account, paid to someone other than the shareholder of record, or sent somewhere other than the shareholder’s address of record, you must provide a medallion signature guarantee with your written redemption instructions. Please see the SAI for more details on the medallion signature guarantee program.
The Fund normally intends to pay in cash for all shares redeemed but under abnormal conditions that make payment in cash unwise, the Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such a case, the Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.
Telephone Orders
The Fund and the Transfer Agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. The Fund and the Transfer Agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If the Fund and the Transfer Agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions.
Small Accounts
Due to the relatively high cost of handling small investments, the Fund reserves the right, upon 30 days’ prior written notice, to redeem at NAV (less any applicable deferred sales charge), the shares of any shareholder whose account (except for IRAs) has a total value that is less than the Fund's minimum. Before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount allowed and will allow the shareholder 30 days to make an additional investment in an amount that will increase the value of the account to the minimum before the redemption is processed. Your account will not be closed if its drop in value is due to Fund performance.
37

HOW TO EXCHANGE SHARES

Exchanges Between Shares of Voya Mutual Funds
You may exchange shares of the Fund for shares of the same class of any other Voya mutual fund, except for Voya Corporate Leaders Trust Fund, without paying any additional sales charge, if you otherwise meet the eligibility requirements of the class of shares of the Voya mutual fund to be received in the exchange. If you purchase Class A shares of Voya Money Market Fund and did not pay a sales charge, you must pay the applicable sales charge on an exchange into Class A shares of another Voya mutual fund. Additionally, Class L shares of Voya Money Market Fund may be exchanged for Class C shares of any other Voya mutual fund.
If you exchange shares of the Fund that are subject to a CDSC into shares of another Voya mutual fund that are subject to a CDSC, the CDSC will continue to apply to your new shares at the same CDSC rate that was applicable to your original shares. Your new shares will continue to age for CDSC purposes from the date that the original shares were purchased.
If you acquired Class L shares of Voya Money Market Fund through an exchange from Class C shares of a Voya mutual fund that were subject to a CDSC and then exchange your Class L shares of Voya Money Market Fund for Class C shares of another Voya mutual fund you will continue to be subject to the CDSC that applied to your original shares. The time you held the Class L shares of Voya Money Market Fund will not count toward the CDSC holding period.
If you acquired Class L shares of Voya Money Market Fund through a purchase (not through an exchange) and then exchange your Class L shares of Voya Money Market Fund into Class C shares of another Voya mutual fund, you will become subject to any CDSC that applies to the Voya mutual fund into which you exchange. The time you held your Class L shares of Voya Money Market Fund will not count toward the CDSC holding period of the Voya mutual fund into which you exchanged.
Exchanges Between Classes of Shares of the Fund
You may exchange Class C and Class W shares of the Fund for Class I shares of the Fund, or you may exchange Class A shares and Class I shares of the Fund for any other class of the Fund, if you otherwise meet the eligibility requirements of the class of shares to be received in the exchange, except that: (1) you may not exchange shares that are subject to a CDSC until the CDSC period has expired; and (2) you may not exchange Class A shares for Class W shares unless you acquired the Class A shares through a Voya approved broker-dealer (currently, Voya Financial Advisors, Inc.) All exchanges within the same Fund are subject to the discretion of the Distributor to permit or reject such exchanges.
Shareholders generally should not recognize gain or loss for U.S. federal income tax purposes for an exchange between classes of shares of the same Fund provided that the transaction is undertaken and processed, with respect to any shareholder, as a direct exchange transaction. Shareholders should consult their tax advisors as to the federal, state, local and non-U.S. tax consequences of an exchange between classes of shares of the same Fund.
Exchanges between classes of shares of the same Fund are not subject to the frequent trading and market timing policies of Voya mutual funds.
Additional Information About Exchanges
Fees and expenses differ among Voya mutual funds and among share classes of the same fund. Please read the prospectus for the Voya mutual fund and share class you are interested in prior to exchanging into that Voya mutual fund or share class. Contact your financial intermediary or consult your plan documents for additional information.
An exchange of shares of the Fund for shares of another Voya mutual fund is treated as a sale and purchase of shares and may result in the recognition of a gain or loss for federal and state income tax purposes. For exchanges between Voya mutual funds, you should consult your own tax advisor for advice about the particular federal, state, and local tax consequences to you of the exchange. The total value of shares being exchanged must at least equal the minimum investment requirement of the Voya mutual fund into which they are being exchanged.
If you exchange into Voya Senior Income Fund, your ability to sell or liquidate your investment will be limited. Voya Senior Income Fund is a closed-end interval fund and does not redeem its shares on a daily basis. It is not expected that a secondary market for Voya Senior Income Fund's shares will develop, so you will not be able to sell them through a broker or other investment professional. To provide a measure of liquidity, Voya Senior Income Fund will normally make monthly repurchase offers for not less than 5% of its outstanding common shares. If more than 5% of Voya Senior Income Fund's common shares are tendered, you may not be able to completely liquidate your holdings in any one month. You also would not have liquidity between these monthly repurchase dates. Investors exercising the exchange
38

HOW TO EXCHANGE SHARES (continued)

privilege into Voya Senior Income Fund should carefully review the prospectus of that fund. Investors may obtain a copy of the Voya Senior Income Fund prospectus or any other Voya mutual fund prospectus by calling 1-800-992-0180 or by going to www.voyainvestments.com.
In addition to the Fund available in this Prospectus, the Distributor offers many other funds. Shareholders exercising the exchange privilege with any other Voya mutual fund should carefully review the prospectus of that fund before exchanging their shares. Investors may obtain a copy of a prospectus of any Voya mutual fund not discussed in this Prospectus by calling 1-800-992-0180 or by going to www.voyainvestments.com.
You will automatically have the ability to request an exchange between Voya mutual funds by calling a Shareholder Services Representative unless you mark the box on the Account Application that indicates that you do not wish to have the telephone exchange privilege. The Fund may change or cancel its exchange policies at any time, upon 60 days’ prior notice to shareholders.
Systematic Exchange Privilege
Subject to the information and limitations outlined above, you may elect to have a specified dollar amount of shares systematically exchanged, monthly, quarterly, semi-annually, or annually from your account to an identically registered account in the same class of any other open-end Voya mutual fund, except for Voya Corporate Leaders Trust Fund. This exchange privilege may be modified at any time or terminated upon 60 days' prior written notice to shareholders.
39

FREQUENT TRADING - MARKET TIMING

The Fund is intended for long-term investment and not as a short-term trading vehicle. Accordingly, organizations or individuals that use market timing investment strategies should not purchase shares of the Fund. The Fund reserves the right, in its sole discretion and without prior notice, to reject, restrict, or refuse purchase orders whether directly or by exchange, including purchase orders that have been accepted by a shareholder's or retirement plan participant's intermediary, that the Fund determines not to be in the best interest of the Fund. Such action may include, but not be limited to: rejecting additional purchase orders, whether directly or by exchange; extending settlement of a redemption up to seven days; rejecting all purchase orders from broker-dealers or their registered representatives suspected of violating the Fund's frequent trading policy; or termination of the selling group agreement or other agreement with broker-dealers or other financial intermediaries associated with frequent trading. The Fund will not be liable for any loss resulting from rejected orders or other actions as described above.
The Fund believes that market timing or frequent, short-term trading in any account, including a retirement plan account, is not in the best interest of the Fund or its shareholders. Due to the disruptive nature of this activity, it can adversely affect the ability of the Adviser or Sub-Adviser (if applicable) to invest assets in an orderly, efficient manner. Frequent trading can raise Fund expenses through: increased trading and transaction costs; increased administrative costs; and lost opportunity costs. This in turn can have an adverse effect on Fund performance.
Because some Underlying Funds invest in foreign securities, they may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time an Underlying Fund computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Underlying Fund's current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Underlying Funds based on such pricing discrepancies. This is often referred to as “price arbitrage.” Such price arbitrage opportunities may also occur in Underlying Funds which do not invest in foreign securities. For example, if trading in a security held by an Underlying Fund is halted and does not resume prior to the time the Underlying Fund calculates its NAV such “stale pricing” presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, Underlying Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Underlying Funds have adopted fair valuation policies and procedures intended to reduce the Underlying Funds' exposure to price arbitrage, stale pricing and other potential pricing discrepancies. Currently, Interactive Data Pricing provides such services to the Fund. However, to the extent that an Underlying Fund does not immediately reflect these changes in market conditions, short-term trading may dilute the value of the Underlying Funds' shares which negatively affects long-term shareholders.
The Fund's Board and each Underlying Fund's Board of Directors/Trustees have adopted policies and procedures designed to deter frequent, short-term trading in shares of the Fund and Underlying Funds. In general, shareholders may make exchanges among their accounts with Voya mutual funds once every thirty (30) days. However, the Fund prohibits frequent trading. The Fund has defined frequent trading as follows:
•	Any shareholder or financial adviser initiated exchanges among all their accounts with the Fund within thirty (30) calendar days of a previous exchange. All exchanges occurring on the same day for all accounts (individual, IRA, 401(k), etc.) beneficially owned by the same shareholder will be treated as a single transaction for purposes of this policy;
•	Trading deemed harmful or excessive by the Fund (including but not limited to patterns of purchases and redemptions), in its sole discretion; and
•	Trades initiated by financial advisers, among multiple shareholder accounts, that in the aggregate are deemed harmful or excessive.
The following transactions are excluded when determining whether trading activity is excessive:
•	Purchases and sales of Fund shares in the amount of $5,000 or less;
•	Transfers associated with systematic purchases or redemptions;
•	Purchases and sales of funds that affirmatively permit short-term trading;
•	Rebalancing to facilitate fund-of-fund arrangements or the Fund's or Underlying Funds' systematic exchange privileges;
•	Purchases or sales initiated by Voya mutual funds; and
40

FREQUENT TRADING - MARKET TIMING (continued)

•	Transactions subject to the trading policy of an intermediary that the Fund deems materially similar to the Fund's policy.
Please note that while money market funds permit short-term trading, an exchange between a money market fund and another fund that does not permit short-term trading will count as an exchange for purposes of this policy.
If a violation of the policy is identified, the following action will be taken:
•	Upon the first violation of this policy in a calendar year, purchase and exchange privileges shall be suspended for ninety (90) days. For example, if an exchange is initiated on February 1st, and a second exchange is initiated on February 15th, trading privileges shall be suspended for ninety (90) days from February 1st.
•	Upon a second violation in a calendar year, purchase and exchange privileges shall be suspended for one hundred and eighty (180) days.
•	No purchases or exchanges will be permitted in the account and all related accounts bearing the same tax ID or equivalent identifier.
On the next business day following the end of the ninety (90) or one hundred and eighty (180) day suspension, any trading restrictions placed on the account(s) shall be removed.
The Fund reserves the right to modify this policy at any time without prior notice.
Although the restrictions described above are designed to discourage frequent, short-term trading, none of them alone, nor all of them taken together, can eliminate the possibility that frequent, short-term trading activity in the Fund and Underlying Funds will occur. Moreover, in enforcing such restrictions, the Fund and Underlying Funds are often required to make decisions that are inherently subjective. The Fund and Underlying Funds strive to make these decisions to the best of their abilities in a manner that they believe is in the best interest of shareholders.
Shareholders may invest in the Fund and Underlying Funds through omnibus account arrangements with financial intermediaries. Omnibus accounts permit intermediaries to aggregate their clients' transactions and in these circumstances, the identity of the shareholder is often unknown. Such intermediaries include broker-dealers, banks, investment advisers, record keepers, retirement plans, and fee-based accounts such as wrap fee programs. Omnibus accounts generally do not identify customers' trading activity on an individual basis. The Fund's Administrator has agreements in place with intermediaries which require such intermediaries to provide detailed account information, including trading history, upon request of the Fund. There is no assurance that the Fund's Administrator will request such information with sufficient frequency to detect or deter excessive trading or that review of such information will be sufficient to detect or deter excessive trading in omnibus accounts effectively.
In some cases, the Fund will rely on the intermediaries' excessive trading policies and such policies shall define the trading activity in which the shareholder may engage. This shall be the case where the Fund is used in certain retirement plans offered by affiliates. With trading information received as a result of the agreements, the Fund may make a determination that certain trading activity is harmful to the Fund and its shareholders even if such activity is not strictly prohibited by the intermediaries' excessive trading policy. As a result, a shareholder investing directly or indirectly in the Fund may have their trading privileges suspended without violating the stated excessive trading policy of the intermediary.
41

PAYMENTS TO FINANCIAL INTERMEDIARIES

Voya mutual funds are distributed by the Distributor. The Distributor is a broker-dealer that is licensed to sell securities. The Distributor generally does not sell directly to the public but sells and markets its products through intermediaries such as other broker-dealers. Each Voya mutual fund also has an investment adviser which is responsible for managing the money invested in each of the mutual funds. Both of these entities (collectively, “Voya”) may compensate an intermediary for selling Voya mutual funds.
Only persons licensed with FINRA as a registered representative (often referred to as a broker or financial adviser) and associated with a specific broker-dealer may sell a Voya mutual fund to you. The Distributor has agreements in place with each broker-dealer selling the Fund defining specifically what those broker-dealers will be paid for the sale of a particular Voya mutual fund. Those broker-dealers then pay the registered representative who sold you the mutual fund some or all of what they receive from Voya. They may receive a payment when the sale is made and can, in some cases, continue to receive payments while you are invested in the mutual fund.
The Fund's Adviser or the Distributor, out of its own resources and without additional cost to the Fund or its shareholders, may provide additional cash or non-cash compensation to intermediaries selling shares of the Fund, including affiliates of the Adviser and the Distributor. These amounts would be in addition to the distribution payments made by the Fund under the distribution agreements. The payments made under these arrangements are paid by the Adviser or the Distributor. Additionally, if a fund is not sub-advised or is sub-advised by a Voya entity, Voya may retain more revenue than on those funds it must pay to have sub-advised by non-affiliated entities. Management personnel of Voya may receive additional compensation if the overall amount of investments in funds advised by Voya meets certain target levels or increases over time.
The Distributor may pay, from its own resources, additional fees to these broker-dealers or other financial institutions including affiliated entities. These additional fees paid to intermediaries may take the following forms: (1) a percentage of that entity’s customer assets invested in Voya mutual funds; (2) a percentage of that entity's gross sales; or (3) some combination of these payments. These payments may, depending on the broker-dealer's satisfaction of the required conditions, be periodic and may be up to: (1) 0.30% per annum of the value of the Fund's shares held by the broker-dealer’s customers; or (2) 0.30% of the value of the Fund's shares sold by the broker-dealer during a particular period. In accordance with these practices, if that initial investment averages a value of $10,000 over the year, the Distributor could pay a maximum of $30 on those assets. If you invested $10,000, the Distributor could pay a maximum of $30 for that sale.
The Fund's Adviser or the Distributor may provide additional cash or non-cash compensation to third parties selling our mutual funds including affiliated companies. This may take the form of cash incentives and non-cash compensation and may include, but is not limited to: cash; merchandise; trips; occasional entertainment; meals or tickets to a sporting event; client appreciation events; payment for travel expenses (including meals and lodging) to pre-approved training and education seminars; and payment for advertising and sales campaigns. The Distributor may also pay concessions in addition to those described above to broker-dealers so that Voya mutual funds are made available by those broker-dealers for their customers. The Sub-Adviser of the Fund may contribute to non-cash compensation arrangements.
Not all mutual funds pay the same amount to the broker-dealers who sell their mutual funds. Broker-dealers can receive different payments based on the mutual funds they offer, the companies with whom they are doing business and how much they sell. What these broker-dealers are paid also varies depending on the class of mutual fund you purchase.
The top firms we paid to sell our mutual funds as of the last calendar year are:
Ameriprise Financial Services, Inc.; AXA Advisors, LLC; Broadridge Business Process Outsourcing (formerly, MSCS Financial Services, LLC); Capital One ShareBuilder, Inc.; Cetera Advisor Networks, LLC; Charles Schwab & Co., Inc.; Commonwealth Financial Network; Directed Services LLC; Edward D. Jones & Co., L.P.; JPMorgan Clearing Corporation; LPL Financial LLC; Merrill Lynch, Pierce, Fenner & Smith Inc.; Morgan Stanley Smith Barney LLC; National Financial Services LLC; Oppenheimer & Co., Inc.; Pershing, LLC; Raymond James & Associates, Inc.; RBC Capital Markets, LLC; ReliaStar Life Insurance Company; ReliaStar Life Insurance Company of New York; Stifel Nicolaus & Co., Inc.; TD Ameritrade, Inc.; UBS Financial Services, Inc.; Voya Financial Advisors, Inc.; Voya Retirement Insurance and Annuity Company (formerly, ING Life Insurance and Annuity Company); and Wells Fargo Advisors, LLC.
Your registered representative or broker-dealer could have a financial interest in selling you a particular mutual fund, or the mutual funds of a particular company, to increase the compensation they receive. Please make sure you read fully each mutual fund prospectus and discuss any questions you have with your registered representative.
42

DIVIDENDS, DISTRIBUTIONS, AND TAXES

Dividends and Distributions
The Fund generally distributes most or all of its net earnings in the form of dividends, consisting of ordinary income and capital gains distributions. The Fund distributes capital gains, if any, annually. The Fund also declares dividends and pays dividends consisting of ordinary income, if any, annually.
To comply with federal tax regulations, the Fund may also pay an additional capital gains distribution.
Dividend Reinvestment
Unless you instruct the Fund to pay you dividends in cash, dividends and distributions paid by the Fund will be reinvested in additional shares of the Fund. You may, upon written request or by completing the appropriate section of the Account Application, elect to have all dividends and other distributions paid on shares of the Fund invested in another Voya mutual fund that offers the same class of shares. If you are a shareholder of Voya Prime Rate Trust, whose shares are not held in a broker or nominee account, you may, upon written request, elect to have all dividends invested into a pre-existing Class A shares account of any open-end Voya mutual fund.
Taxes
The tax discussion in this Prospectus is only a summary of certain U.S. federal income tax issues generally affecting the Fund and its shareholders. The following assumes that the Fund's shares will be capital assets in the hands of a shareholder. Circumstances among investors may vary, so you are encouraged to discuss investment in the Fund with your tax advisor.
The Fund will distribute all, or substantially all, of its net investment income and net capital gains to its shareholders each year. Although the Fund will not be taxed on amounts it distributes, most shareholders will be taxed on amounts they receive.
Distributions, whether received as cash or reinvested in additional shares, may be subject to federal income taxes and may also be subject to state or local taxes. For mutual funds generally, dividends from net investment income (other than qualified dividend income and capital gain dividends) and distributions of net short-term capital gains are taxable to you as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares.
Distributions made to a non-corporate shareholder out of “qualified dividend income,” if any, received by the Fund will be subject to tax at the lower rates applicable to net capital gains, provided that the shareholder meets certain holding period and other requirements with respect to its shares.
Selling or exchanging your Fund shares is a taxable event and may result in capital gain or loss. A capital gain or capital loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds. Any capital loss incurred on the sale or exchange of Fund shares held for six months or less will be treated as a long-term loss to the extent of long-term capital gain dividends received with respect to such shares. Additionally, any loss realized on a sale, redemption or exchange of shares of the Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of that same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired. You are responsible for any tax liabilities generated by your transactions.
You will be notified after each calendar year of the amount of income, dividends and net capital gains distributed. If you purchase shares of the Fund through a financial intermediary, that entity will provide this information to you.
The Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund’s failure to qualify as a regulated investment company would result in fund level taxation and therefore, a reduction in income available for distribution.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
43

DIVIDENDS, DISTRIBUTIONS, AND TAXES (continued)

The Fund is required to withhold a portion, currently 28%, of all taxable dividends, distributions, and redemption proceeds payable to any noncorporate shareholder that does not provide the Fund with a shareholder's correct taxpayer identification number or certification that the shareholder is not subject to backup withholding. This is not an additional tax but can be credited against your tax liability.
Because most of the Fund's investments are shares of Underlying Funds, the tax treatment of the Fund's gains, losses, and distributions may differ from the tax treatment that would apply if either the Fund invested directly in the types of securities held by the Underlying Funds or the Fund shareholders invested directly in the Underlying Funds. As a result, you may receive taxable distributions earlier and recognize higher amounts of capital gain or ordinary income than you otherwise would.
Shareholders that invest in the Fund through a tax-deferred account, such as a qualified retirement plan, generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax advisor about investing through such an account.
Foreign shareholders invested in the Fund should consult with their tax advisors as to if and how the U.S. federal income tax law and its withholding requirements apply to them. Generally, the Fund will withhold 30% (or lower applicable treaty rate) on distributions to foreign shareholders.
Foreign Income Taxes. Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which may entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for the Fund in advance since the amount of the assets to be invested within various countries is not known.
If more than 50% in value of the Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations, or if at least 50% of the value of the Fund's total assets at the close of each quarter of its taxable year is represented by interests in other regulated investment companies, the Fund may elect (the “Foreign Election”) to “pass through” to its shareholders the amount of foreign source income and related foreign taxes paid or deemed paid by it. If the Fund so elects, each of its shareholders would be required to include in gross income, even though not actually received, its pro rata share of the foreign taxes paid or deemed paid by the Fund, but would be treated as having paid its pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various limitations) as a foreign tax credit against federal income tax (but not both). It is anticipated that the Fund will qualify to make the Foreign Election; however, the Fund cannot be certain that it will be eligible to make such an election or that you will be eligible for the foreign tax credit.
Cost Basis Reporting. The Internal Revenue Service requires mutual fund companies and brokers to report on Form 1099-B the cost basis on the sale or exchange of Fund shares acquired on or after January 1, 2012 (“covered shares”). If you acquire and hold shares directly through the Fund and not through a financial intermediary, the Fund will use an average cost single category methodology for tracking and reporting your cost basis on covered shares, unless you request, in writing, another cost basis reporting methodology. Information regarding the methods available for cost basis reporting are included in the SAI.
Please see the SAI for further information regarding tax matters.
44

ACCOUNT POLICIES

Account Access
Unless your Fund shares are held through a third-party fiduciary or in an omnibus registration at your bank or brokerage firm, you may be able to access your account information over the Internet at www.voyainvestments.com or via a touch tone telephone by calling 1-800-992-0180. Should you wish to speak with a Shareholder Services Representative, you may call the toll-free number listed above.
Privacy Policy
The Fund has adopted a policy concerning investor privacy. To review the privacy policy, contact a Shareholder Services Representative at 1-800-992-0180, obtain a policy over the Internet at www.voyainvestments.com, or see the privacy promise that accompanies any Prospectus obtained by mail.
Householding
To reduce expenses, we may mail only one copy of the Fund's Prospectus and each annual and semi-annual shareholder report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call a Shareholder Services Representative at 1-800-992-0180 or speak to your investment professional. We will begin sending you individual copies 30 days after receiving your request.
45

INDEX DESCRIPTIONS

The Fund’s Composite Index is comprised of: 10% BGA Index; 10% Barclays High Yield Bond - 2% Issuer Constrained Composite Index; 10% Barclays U.S. Corporate Investment Grade Bond Index; 10% Barclays U.S. Treasury 20+ Year Bond Index; 10% FTSE EPRA/NAREIT Developed Index; 10% MSCI EAFE® Index; 10% MSCI Emerging Markets Index; 10% S&P 500® Index; 10% S&P MidCap 400 Index; and 10% S&P SmallCap 600® Index.
The Barclays Global Aggregate Index (“BGA Index”) provides a broad-based measure of global investment-grade debt markets.
The Barclays High Yield Bond - 2% Issuer Constrained Composite Index is an unmanaged index that measures the performance of fixed-income securities.
The Barclays U.S. Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued, investment-grade U.S. government, mortgage-backed, asset-backed, and corporate debt securities.
The Barclays U.S. Corporate Investment Grade Bond Index is an unmanaged index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
The Barclays U.S. Treasury 20+ Year Bond Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of 20 or more years. The Index includes all publicly-issued U.S. Treasury securities that have a remaining maturity of greater than or equal to 20 years, are rated investment grade and have $250 million or more of outstanding face value.
The FTSE EPRA/NAREIT Developed Index is designed to track the performance of listed real estate companies and real-estate investment trusts worldwide. Relevant activities are defined as the ownership, disposal and development of income-producing real estate. Constituents are classified into distinct property sectors based on gross invested book assets, as disclosed in the latest published financial statement. Index constituents are free-float adjusted, liquidity, size and revenue screened.
The MSCI All Country World Ex-U.S. Index (“MSCI ACW IndexSM Ex-U.S.”) is a free-float adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the United States.
The MSCI EAFE® Index is an unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia, and the Far East.
The MSCI Emerging Markets Index is an unmanaged index that measures the performance of securities listed on exchanges in developing nations throughout the world.
The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes 2,000 of the smallest securities based on a combination of their market cap and current index membership.
The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher price-to-book ratio and higher forecasted growth values.
The S&P 100 Index, a sub-set of the S&P 500® Index, measures the performance of large cap companies in the United States. The Index comprises 100 major, blue chip companies across multiple industry groups. Individual stock options are listed for each index constituent.
The S&P 500® Index measures the performance of the large-cap segment of the U.S. equity universe. It includes 500 leading companies and captures approximately 80% coverage of available market capitalization.
The S&P MidCap 400 Index is an unmanaged index that measures the performance of the mid-size company segment of the U.S. market.
The S&P SmallCap 600® Index measures the small-cap segment of the U.S. equity market.
The S&P Target Risk Growth Index is a broad-based index that seeks to measure the performance of an asset allocation strategy targeted to a growth-focused risk profile. The index is fully investable, with varying levels of exposure to equities and fixed-income through a family of exchange-traded funds. The index offers increased exposure to equities, while also using some fixed-income exposure to diversify risk.
46

FINANCIAL HIGHLIGHTS

The following financial highlights are intended to help you understand the financial performance of each applicable share class of the Fund for the past five years or, if shorter, the period of the share class' operations. Certain information reflects financial results for a single share. The total returns represent the rate that an investor would have earned (or lost) on an investment in a share of the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's financial statements that were audited by KPMG LLP, an independent registered public accounting firm. The report of KPMG LLP, along with the financial statements included in the annual shareholder report dated October 31, 2014, are incorporated herein by reference.
47

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses, net of fee waivers and/or recoupments, if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)(4)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
Voya Global Perspectives Fund
Class A
10-31-14	10.61	0.15	0.44	0.59	0.13	0.01	—	0.14	—	11.06	5.56	1.11	0.42	0.42	1.51	7,513	12
03-28-13(5) - 10-31-13	10.00	0.09•	0.52	0.61	—	—	—	—	—	10.61	6.10	5.08	0.39	0.39	1.41	2,219	4
Class C
10-31-14	10.57	0.06•	0.44	0.50	0.11	0.01	—	0.12	—	10.95	4.73	1.86	1.17	1.17	0.53	3,665	12
03-28-13(5) - 10-31-13	10.00	0.03	0.54	0.57	—	—	—	—	—	10.57	5.70	5.83	1.14	1.14	0.73	112	4
Class I
10-31-14	10.62	0.20•	0.42	0.62	0.14	0.01	—	0.15	—	11.09	5.83	0.96	0.17	0.17	1.82	287	12
03-28-13(5) - 10-31-13	10.00	0.10•	0.52	0.62	—	—	—	—	—	10.62	6.20	5.03	0.14	0.14	1.65	81	4
Class R
10-31-14	10.59	0.14	0.42	0.56	0.12	0.01	—	0.13	—	11.02	5.34	1.36	0.67	0.67	1.20	15,877	12
03-28-13(5) - 10-31-13	10.00	0.07•	0.52	0.59	—	—	—	—	—	10.59	5.90	5.33	0.64	0.64	1.20	6,200	4
Class W
10-31-14	10.62	0.17	0.46	0.63	0.14	0.01	—	0.15	—	11.10	5.93	0.86	0.17	0.17	1.54	3,317	12
03-28-13(5) - 10-31-13	10.00	0.11•	0.51	0.62	—	—	—	—	—	10.62	6.20	4.83	0.14	0.14	1.77	171	4
See Accompanying Notes to Financial Highlights
48

ACCOMPANYING NOTES TO FINANCIAL HIGHLIGHTS

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions, and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Ratios reflect operating expenses of the Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by the Fund. Net investment income (loss) is net of all such additions or reductions.
(4)	Ratios do not include expenses of Underlying Funds.
(5)	Commencement of operations.
•	Calculated using average number of shares outstanding throughout the period.
49

TO OBTAIN MORE INFORMATION
You'll find more information about the Fund in our:
ANNUAL/SEMI-ANNUAL SHAREHOLDER REPORTS
In the Fund's annual/semi-annual shareholder reports, you will find a discussion of the recent market conditions and principal investment strategies that significantly affected the Fund's performance during the last fiscal year, the financial statements and the independent registered public accounting firm's reports (in the annual shareholder report only).
STATEMENT OF ADDITIONAL INFORMATION
The SAI contains more detailed information about the Fund. The SAI is legally part of this Prospectus (it is incorporated by reference). A copy has been filed with the SEC.
Please write, call or visit our website for a free copy of the current annual/semi-annual shareholder reports, the SAI, or other Fund information.
To make shareholder inquiries contact:
Voya Investment Management
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, AZ 85258-2034
1-800-992-0180
or visit our website at www.voyainvestments.com
This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC's Public Reference Room in Washington, D.C. or call 202-551-8090 for information on the operation of the Public Reference Room. Otherwise, you may obtain the information for a fee, by contacting the SEC at:
U.S. Securities and Exchange Commission
Public Reference Section
100 F Street, N.E.
Washington, D.C. 20549
or at the e-mail address: publicinfo@sec.gov
Or obtain the information at no cost by visiting the SEC’s Internet website at www.sec.gov.
When contacting the SEC, you will want to refer to the Fund's SEC file number. The file number is as follows:
Voya Mutual Funds	811-07428
Voya Global Perspectives Fund

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PRO-473352	(0215-022715)

STATEMENT OF ADDITIONAL INFORMATION
February 27, 2015
Voya Mutual Funds
(formerly, ING Mutual Funds)
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, AZ 85258-2034
1-800-992-0180
Voya Emerging Markets Equity Dividend Fund (formerly, ING Emerging Markets Equity Dividend Fund)
Class/Ticker: A/IFCAX; B/IFCBX; C/IFCCX; I/IFCIX; O/IFCOX; W/IFCWX
Voya Global Bond Fund1 (formerly, ING Global Bond Fund)
Class/Ticker: A/INGBX; B/IGBBX; C/IGBCX; I/IGBIX; O/IGBOX; P*/IGBPX; R/IGBRX; R6/IGBZX; W/IGBWX
Voya Global Equity Dividend Fund (formerly, ING Global Equity Dividend Fund)
Class/Ticker: A/IAGEX; B/IBGEX; C/ICGEX; I/IGEIX; O/IDGEX; W/IGEWX
Voya Global Natural Resources Fund (formerly, ING Global Natural Resources Fund)
Class/Ticker: A/LEXMX; I/IRGNX; W/IGNWX
Voya Global Real Estate Fund (formerly, ING Global Real Estate Fund)
Class/Ticker: A/IGLAX; B/IGBAX; C/IGCAX; I/IGLIX; O/IDGTX; R/IGARX; R6/VGRQX; W/IRGWX
Voya Global Value Advantage Fund (formerly, ING International Value Equity Fund)
Class/Ticker: A/NAWGX; B/NAWBX; C/NAWCX; I/NAWIX; W/IGVWX
Voya International Core Fund (formerly, ING International Core Fund)
Class/Ticker: I/IICFX; W/IICWX
Voya International Real Estate Fund (formerly, ING International Real Estate Fund)
Class/Ticker: A/IIRAX; B/IIRBX; C/IIRCX; I/IIRIX; W/IIRWX
Voya Multi-Manager Emerging Markets Equity Fund (formerly, ING Emerging Markets Equity Fund)
Class/Ticker: A/IEMHX; B/IEMEX; C/IEMJX; I/IEMGX; R/IEMKX; W/IEMLX
Voya Multi-Manager International Equity Fund2 (formerly, ING Multi-Manager International Equity Fund)
Class/Ticker: A/VMMAX; B/VMMBX; C/VMMCX; I/IIGIX; O/VMMOX; R/VMMRX; W/VMMWX
Voya Multi-Manager International Small Cap Fund (formerly, ING International Small Cap Fund)
Class/Ticker: A/NTKLX; B/NAPBX; C/NARCX; I/NAPIX; O/NAPOX; W/ISCWX
Voya Russia Fund (formerly, ING Russia Fund)
Class/Ticker: A/LETRX; I/IIRFX; W/IWRFX
Class A, Class B, Class C, Class I, Class O, Class P, Class R, Class R6, and Class W Shares
*	Patent Pending
1	Class P shares of the Fund are currently not being offered.
2	Class A, Class B, Class C, Class O, Class R, and Class W of the Fund are currently not being offered.

This Statement of Additional Information (“SAI”) contains additional information about each Fund listed above. This SAI is not a prospectus and should be read in conjunction with the Prospectus dated February 27, 2015, as supplemented or revised from time to time. Each Fund’s financial statements for the fiscal year ended October 31, 2014, including the independent registered public accounting firm’s report thereon, are incorporated into this SAI by reference. Each Fund’s Prospectus and annual or unaudited semi-annual shareholder reports may be obtained free of charge by contacting the Fund at the address and phone number written above or by visiting our website at www.voyainvestments.com.
Voya Global Natural Resources Fund Pending Merger – On September 12, 2014, the Fund’s Board of Trustees approved a proposal to reorganize the Fund into Voya Global Value Advantage Fund. If shareholder approval is obtained, it is expected that the reorganization will take place on or about May 22, 2015. The Fund may engage in transition management techniques prior to the closing of the reorganization during which time the Fund may not pursue its investment objective and investment strategies. Shareholders will be notified if the reorganization is not approved. After the reorganization you will hold shares of Voya Global Value Advantage Fund. For more information regarding Voya Global Value Advantage Fund, please contact a Shareholder Services representative at 1-800-992-0180 or your financial professional.

INTRODUCTION AND GLOSSARY
This SAI is designed to elaborate upon information contained in each Fund’s Prospectus, including the discussion of certain securities and investment techniques. The more detailed information contained in this SAI is intended for investors who have read the Prospectus and are interested in a more detailed explanation of certain aspects of some of each Fund’s securities and investment techniques. Some investment techniques are described only in the Prospectus and are not repeated here.
Capitalized terms used, but not defined, in this SAI have the same meaning as in the Prospectus and some additional terms are defined particularly for this SAI.
Following are definitions of general terms that may be used throughout this SAI:
1933 Act: Securities Act of 1933, as amended
1934 Act: Securities Exchange Act of 1934, as amended
1940 Act: Investment Company Act of 1940, as amended
Administration Agreement: The Administration Agreement for each Fund, as described herein
Administrator: Voya Funds Services, LLC (formerly, ING Funds Services, LLC)
Affiliated Fund: A fund within the Voya family of funds
Board: The Board of Trustees for the Trust
CFTC: United States Commodity Futures Trading Commission
Code: Internal Revenue Code of 1986, as amended
Distributor: Voya Investments Distributor, LLC (formerly, ING Investments Distributor, LLC)
Distribution Agreement: The Distribution Agreement for each Fund, as contained herein
ETF: Exchange Traded Fund
Expense Limitation Agreement: The Expense Limitation Agreement(s) for each Fund, as contained herein
FDIC: Federal Deposit Insurance Corporation
FHLMC or “Freddie Mac”: Federal Home Loan Mortgage Corporation
FINRA: Financial Industry Regulatory Authority, Inc.
Fiscal Year End of each Fund: October 31
Fitch: Fitch Ratings
FNMA or “Fannie Mae”: Federal National Mortgage Association
Fund: One or more of the investment management companies listed on the front cover of this SAI
GNMA: Government National Mortgage Association
ING Groep: ING Groep N.V.
Independent Trustees: The Trustees of the Board who are not “interested persons” (as defined in the 1940 Act) of each Fund
Interested Trustees: The Trustees of the Board who are currently treated as “interested persons” (as defined in the 1940 Act) of each Fund
Investment Management Agreement: The Investment Management Agreement for each Fund, as described herein
IPO: Initial Public Offering
IRA: Individual Retirement Account
IRS: United States Internal Revenue Service
Market Close: Any day on which the NYSE is open for business, but not later than close of regular trading
Moody’s: Moody’s Investors Service, Inc.
NAV: Net Asset Value
NRSRO: Nationally Recognized Statistical Rating Organization
NYSE: New York Stock Exchange
OTC: Over-the-counter

Principal Underwriter: Voya Investments Distributor, LLC or the “Distributor”
Prospectus: One or more prospectuses for each Fund
REIT: Real Estate Investment Trust
RIC: A “Regulated Investment Company,” pursuant to the Code
S&L: Savings & Loan Association
S&P: Standard & Poor’s Ratings Services
SEC: United States Securities and Exchange Commission
Sub-Adviser: One or more sub-advisers for a Fund, contained herein
Sub-Advisory Agreement: The Sub-Advisory Agreement(s) for each Fund, as contained herein
Underlying Funds: Unless otherwise stated, other mutual funds or ETFs in which each Fund may invest.
Voya family of funds or the “funds”: All of the RICs managed by Voya Investments or DSL
Voya IM: Voya Investment Management Co. LLC (formerly, ING Investment Management Co. LLC)
Voya Investments: Voya Investments, LLC (formerly, ING Investments, LLC)
CDSC: Contingent deferred sales charge
Adviser: Unless otherwise stated, Voya Investments, LLC or Voya Investments
The Trust: Voya Mutual Funds
Capital One: Capital One ShareBuilder, Inc.
Rule 12b-1: Rule 12b-1 (under the 1940 Act)
Rule 12b-1 Plan: A distribution and/or Shareholder Service Plan adopted under Rule 12b-1
HISTORY OF the Trust
Voya Mutual Funds, an open-end management investment company that is registered under the 1940 Act, was organized as a Delaware statutory trust in 1992. On May 1, 2014, the name of the Trust changed from “ING Mutual Funds” to “Voya Mutual Funds.”
Fund Name Changes During the Past Ten Years
21
Fund Name	Former Name	Date of Change
Voya Emerging Markets Equity Dividend Fund	ING Emerging Markets Equity Dividend Fund	May 1, 2014
	ING Greater China Fund	November 15, 2012
Voya Global Bond Fund	ING Global Bond Fund	May 1, 2014
Voya Global Equity Dividend Fund	ING Global Equity Dividend Fund	May 1, 2014
Voya Global Natural Resources Fund	ING Global Natural Resources Fund	May 1, 2014
	ING Precious Metals Fund	October 9, 2006
Voya Global Real Estate Fund	ING Global Real Estate Fund	May 1, 2014
Voya Global Value Advantage Fund	Voya International Value Equity Fund	December 1, 2014
	ING International Value Equity Fund	May 1, 2014
	ING Global Value Choice Fund	November 14, 2012
	ING Worldwide Growth Fund	February 1, 2005
Voya International Core Fund	ING International Core Fund	May 1, 2014
Voya International Real Estate Fund	ING International Real Estate Fund	May 1, 2014
Voya Multi-Manager Emerging Markets Equity Fund	ING Emerging Markets Equity Fund	May 1, 2014

Fund Name	Former Name	Date of Change
Voya Multi-Manager International Equity Fund	ING Multi-Manager International Equity Fund	May 1, 2014
	ING International Growth Fund	July 1, 2013
Voya Multi-Manager International Small Cap Fund	ING International Small Cap Fund	May 1, 2014
	ING International SmallCap Multi-Manager Fund	February 29, 2012
	ING International SmallCap Fund	December 17, 2007
	ING International SmallCap Growth Fund	March 1, 2005
Voya Russia Fund	ING Russia Fund	May 1, 2014
SUPPLEMENTAL DESCRIPTION OF Fund INVESTMENTS AND RISKS
Diversification/Concentration
The diversification/concentration status of each Fund is outlined in the table below.
12
Fund	Diversified	Non-Diversified	Concentrated
Voya Emerging Markets Equity Dividend	X
Voya Global Bond		X
Voya Global Equity Dividend	X
Voya Global Natural Resources		X	X
Voya Global Real Estate	X		X
Voya Global Value Advantage	X
Voya International Core	X
Voya International Real Estate	X		X
Voya Multi-Manager Emerging Markets Equity	X
Voya Multi-Manager International Equity	X
Voya Multi-Manager International Small Cap	X
Voya Russia		X
Diversified Investment Companies. The 1940 Act generally requires that a diversified fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer and may not purchase more than 10% of the outstanding voting securities of any one issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or investments in securities of other investment companies).
Non-Diversified Investment Companies. A non-diversified investment company under the 1940 Act means that a Fund is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. The investment of a large percentage of a Fund’s assets in the securities of a small number of issuers may cause the Fund’s share price to fluctuate more than that of a diversified investment company. When compared to a diversified fund, a non-diversified fund may invest a greater portion of its assets in a particular issuer and, therefore, has greater exposure to the risk of poor earnings or losses by an issuer.
Concentration. As indicated above, some of the Funds “concentrate” (for purposes of the 1940 Act) their assets in securities related to a particular industry, which means that at least 25% of their assets will be invested in these assets at all times. Voya Russia Fund concentrates its assets in securities of a single region of the world. As a result, Voya Russia Fund may be subject to greater market fluctuation than a fund which has securities representing a broader range of investment alternatives.
Investments, Investment Strategies, and Risks
The table on the following pages identifies various securities and investment techniques used by the Adviser or Sub-Advisers in managing each Fund. The table indicates those securities and investment techniques that the Adviser and the Sub-Advisers may use to manage a fund. The discussion following the table provides a more detailed description of those securities and investment techniques, along with the risks associated with them. Each Fund may use any or all of these techniques at any one time, and the fact that the Fund may use a technique does not mean that the technique will be used. Each Fund’s transactions in a particular type of security or use of a particular technique is subject to limitations imposed by the Fund’s investment objective, policies, and restrictions described in the Prospectus and/or SAI, as well as the federal securities laws. There can be no assurance that each Fund will achieve its investment objective. Each Fund’s investment objective, policies, investment strategies, and practices are non-fundamental unless otherwise indicated. A more detailed description of the securities and investment techniques, as well as the risks associated with those securities and investment techniques that the Funds utilize, follows the table. The descriptions of the securities and investment techniques in this section supplement the discussion of principal investment strategies contained in each Fund’s Prospectus. Where a particular type of security or investment technique is not discussed in a Fund’s Prospectus, that security or investment technique is not a principal investment strategy, and the Fund will not invest more than 5% of its assets in such security or investment technique. See each Fund’s fundamental and non-fundamental investment restrictions for further information.
69
Asset Class/Investment Technique[1]	Voya Emerging Markets Equity Dividend	Voya Global Bond	Voya Global Equity Dividend	Voya Global Natural Resources	Voya Global Real Estate	Voya Global Value Advantage
Equity Securities
Common Stocks	X	X	X	X	X	X
Convertible Securities	X	X	X	X	X	X
Gold and Other Precious Metals				X
Initial Public Offerings	X	X	X	X	X	X
Mid- and/or Small-Capitalization Companies	X	X	X	X	X	X
Other Investment Companies	X	X	X	X	X	X
Preferred Stocks	X	X	X	X	X	X
Private Funds		X	X	X		X
Real Estate Securities and Real Estate Investment Trusts	X	X	X	X	X	X
Rights	X	X	X	X	X	X
Unseasoned Companies	X	X	X	X	X	X
Fixed-Income Securities[2]
Asset-Backed Securities	X	X	X	X		X
Banking Industry/Short-Term Investments[3]	X	X	X	X	X	X
Corporate Debt Instruments	X	X	X	X	X	X
Credit-Linked Notes		X		X		X
Floating or Variable Rate Instruments	X	X	X	X	X	X
Government Trust Certificates		X		X		X
Guaranteed Investment Contracts		X	X	X		X
High Yield Securities[4]	X	X	X	X		X
Industrial Development Bonds and Pollution Control Bonds		X		X		X
Mortgage-Related Securities	X	X	X	X	X	X
Adjustable Rate Mortgage Securities	X	X	X	X	X	X
Agency-Mortgage-Related Backed Securities		X	X	X	X	X
Collateralized Mortgage Obligations	X	X	X	X	X	X
Government National Mortgage Association Certificates		X	X	X	X	X
Interest/Principal Only Stripped Mortgage-Backed Securities[5]	X	X			X	X
Subordinated Mortgage Securities	X	X	X	X	X	X
Municipal Securities		X	X	X	X	X
Municipal Lease Obligations and Certificates of Participation		X		X		X
Short-Term Municipal Securities	X	X	X	X	X	X
U.S. Government Securities	X	X	X	X	X	X
Zero-Coupon Bonds, Deferred Interest Securities, and Pay-In-Kind Securities	X	X	X	X	X	X
Foreign and Emerging Market Equity and Debt Investments
Foreign/Emerging Market Equity and Debt Investments[6]	X	X	X	X	X	X
Depositary Receipts	X	X	X	X	X	X
Eurodollar Convertible Securities	X	X	X	X	X	X
Eurodollar and Yankee Dollar Instruments	X	X	X	X	X	X
Foreign Bank Obligations[7]	X	X	X	X	X	X

Asset Class/Investment Technique[1]	Voya Emerging Markets Equity Dividend	Voya Global Bond	Voya Global Equity Dividend	Voya Global Natural Resources	Voya Global Real Estate	Voya Global Value Advantage
Foreign Currency Exchange Transactions	X	X	X	X	X	X
Foreign Mortgage-Backed Securities	X	X		X	X	X
Sovereign Debt Instruments/Brady Bonds	X	X	X	X	X	X
Supranational Agencies[8]	X	X		X		X
Derivatives
Foreign Currency Futures Contracts[9]	X	X	X	X	X	X
Forward Currency Contracts	X	X	X	X	X	X
Futures Contracts and Options on Futures Contracts[9,10,11]	X	X	X	X	X	X
Index-, Currency-, and Equity-Linked Debt Instruments	X	X	X	X	X	X
Options[12]	X	X	X	X	X	X
Exchange-Traded/Over-the-Counter Options	X	X	X	X	X	X
Foreign Currency Options	X	X				X
Put and Call Options	X	X	X	X	X	X
Stock Index Options	X	X	X	X	X	X
Straddles	X	X	X	X	X	X
Put and Call Index Warrants[13]	X					X
Swaps Agreements and Options on Swap Agreements[14]	X	X	X	X	X	X
Synthetic Convertible Securities[15]	X	X	X	X	X	X
Warrants[13]	X	X	X	X	X	X
Other Investment Practices and Risk
Borrowing[16]	X	X	X	X	X	X
Portfolio Hedging[17]	X	X	X	X	X	X
Repurchase Agreements[18]	X	X	X	X	X	X
Restricted Securities, Illiquid Securities, and Liquidity Requirements[6]	X	X	X	X	X	X
Reverse Repurchase Agreements and Dollar Roll Transactions[19]	X	X	X	X	X	X
Securities Lending[20]	X	X	X	X	X	X
Short Sales[21]		X	X	X		X
To Be Announced Sale Commitments	X	X	X	X	X	X
When Issued Securities & Delayed-Delivery Transactions[22]	X	X	X	X	X	X

69
Asset Class/Investment Technique[1]	Voya International Core	Voya International Real Estate	Voya Multi-Manager Emerging Markets Equity	Voya Multi-Manager International Equity	Voya Multi-Manager International Small Cap	Voya Russia
Equity Securities
Common Stocks	X	X	X	X	X	X
Convertible Securities	X	X	X	X	X	X
Gold and Other Precious Metals
Initial Public Offerings	X	X	X	X	X	X
Mid- and/or Small-Capitalization Companies	X	X	X	X	X	X
Other Investment Companies	X	X	X	X	X	X
Preferred Stocks	X	X	X	X	X	X
Private Funds	X		X	X

Asset Class/Investment Technique[1]	Voya International Core	Voya International Real Estate	Voya Multi-Manager Emerging Markets Equity	Voya Multi-Manager International Equity	Voya Multi-Manager International Small Cap	Voya Russia
Real Estate Securities and Real Estate Investment Trusts	X	X	X	X	X
Rights	X	X	X	X	X	X
Unseasoned Companies	X	X	X	X	X	X
Fixed-Income Securities[2]
Asset-Backed Securities	X		X	X	X	X
Banking Industry/Short-Term Investments[3]	X	X	X	X	X	X
Corporate Debt Instruments	X	X	X	X	X	X
Credit-Linked Notes	X		X	X
Floating or Variable Rate Instruments	X	X	X	X	X	X
Government Trust Certificates	X		X	X
Guaranteed Investment Contracts	X		X	X
High Yield Securities[4]	X		X	X		X
Industrial Development Bonds and Pollution Control Bonds	X		X	X
Mortgage-Related Securities	X	X	X	X	X	X
Adjustable Rate Mortgage Securities	X	X	X	X	X	X
Agency-Mortgage-Related Backed Securities	X	X	X	X	X	X
Collateralized Mortgage Obligations	X	X	X	X	X	X
Government National Mortgage Association Certificates	X	X	X	X	X	X
Interest/Principal Only Stripped Mortgage-Backed Securities[5]	X	X	X	X	X	X
Subordinated Mortgage Securities	X	X	X	X	X	X
Municipal Securities	X	X	X	X	X
Municipal Lease Obligations and Certificates of Participation	X		X	X
Short-Term Municipal Securities	X	X	X	X	X	X
U.S. Government Securities	X	X	X	X	X	X
Zero-Coupon Bonds, Deferred Interest Securities, and Pay-In-Kind Securities	X	X	X	X	X	X
Foreign and Emerging Market Equity and Debt Investments
Foreign/Emerging Market Equity and Debt Investments[6]	X	X	X	X	X	X
Depositary Receipts	X	X	X	X	X	X
Eurodollar Convertible Securities	X	X	X	X	X	X
Eurodollar and Yankee Dollar Instruments	X	X	X	X	X	X
Foreign Bank Obligations[7]	X	X	X	X	X	X

Asset Class/Investment Technique[1]	Voya International Core	Voya International Real Estate	Voya Multi-Manager Emerging Markets Equity	Voya Multi-Manager International Equity	Voya Multi-Manager International Small Cap	Voya Russia
Foreign Currency Exchange Transactions	X	X	X	X	X	X
Foreign Mortgage-Backed Securities	X	X	X	X	X
Sovereign Debt Instruments/Brady Bonds	X	X	X	X	X	X
Supranational Agencies[8]	X		X	X	X
Derivatives
Foreign Currency Futures Contracts[9]	X	X	X	X	X	X
Forward Currency Contracts	X	X	X	X	X	X
Futures Contracts and Options on Futures Contracts[9,10,11]	X	X	X	X	X	X
Index-, Currency-, and Equity-Linked Debt Instruments	X	X	X	X	X	X
Options[12]	X	X	X	X	X	X
Exchange-Traded/Over-the-Counter Options	X	X	X	X	X	X
Foreign Currency Options	X		X	X	X	X
Put and Call Options	X	X	X	X	X	X
Stock Index Options	X	X	X	X	X	X
Straddles	X	X	X	X	X	X
Put and Call Index Warrants[13]	X		X	X	X	X
Swaps Agreements and Options on Swap Agreements[14]	X	X	X	X	X	X
Synthetic Convertible Securities[15]	X	X	X	X	X	X
Warrants[13]	X	X	X	X	X	X
Other Investment Practices and Risk
Borrowing[16]	X	X	X	X	X	X
Portfolio Hedging[17]	X	X	X	X	X	X
Repurchase Agreements[18]	X	X	X	X	X	X
Restricted Securities, Illiquid Securities, and Liquidity Requirements[6]	X	X	X	X	X	X
Reverse Repurchase Agreements and Dollar Roll Transactions[19]	X	X	X	X	X	X
Securities Lending[20]	X	X	X	X	X	X
Short Sales[21]	X		X	X	X	X
To Be Announced Sale Commitments	X	X	X	X	X	X
When Issued Securities & Delayed-Delivery Transactions[22]	X	X	X	X	X	X
1	See each Fund’s Fundamental Investment Restrictions for further information. The principal investment strategies contained in the Prospectus may be modified by each Fund’s Fundamental Investment Restrictions.
2	Voya Global Value Advantage Fund may only invest in fixed-income securities (which must be of high quality and short duration) for temporary and defensive or cash management purposes.
3	Except for Voya Global Value Advantage Fund, each Fund’s investments in fixed-time deposits subject to withdrawal penalties and maturing in more than 7 days may not exceed 15% of the net assets of a Fund. Voya Global Value Advantage Fund may invest in certificates of deposit (interest bearing time deposits) issued by savings banks or savings and loan associations that have capital surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. government.

4	Voya Global Value Advantage Fund will not invest more than 15% of the total value of its assets in high-yield bonds (securities rated below BBB by S&P or Baa3 by Moody’s or, if unrated, considered by the Adviser to be of comparable quality).
5	Voya Global Real Estate Fund may invest in, but will not actively trade, Stripped Mortgage-Backed Securities.
6	No more than 15% of a Fund’s net assets may be comprised, in the aggregate, of assets that are: (i) subject to material legal restrictions on repatriation; or (ii) invested in illiquid securities.
7	Voya Global Real Estate Fund will limit its investments to U.S. dollar-denominated obligations of foreign banks that are of an investment quality comparable to the obligations of U.S. banks which may be purchased by the Fund.
8	Voya Global Natural Resources Fund may invest up to 10% of its net assets in securities of supranational agencies. Other than for temporary and defensive or cash management purposes, Voya Global Value Advantage Fund may invest up to 10% of its net assets in securities of supranational agencies. These securities are not considered government securities and are not supported directly or indirectly by the U.S. government.
9	A Fund will only enter into futures contracts and options on futures which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system. This restriction does not apply to Voya Global Value Advantage Fund.
10	A Fund may invest in futures contracts and options on futures contracts for hedging purposes. With the exception of Voya Global Bond Fund and Voya Global Value Advantage Fund, generally no more than 25% of a Fund’s asset may be hedged. A Fund may not buy or sell futures contracts or options on futures if the margin deposits and premiums exceed 5% of the market value of the Fund’s assets.
11	Voya Global Real Estate Fund may purchase and sell interest rate futures contracts as a hedge against changes in the interest rate.
12	Voya Multi-Manager International Small Cap Fund may write covered call options and purchase put and call options on securities and stock indices for hedging purposes. Voya Global Natural Resources Fund may purchase put options on stocks and currencies, and may purchase put and call options on stock indices. Voya Russia Fund may purchase put and call options on securities, stocks indices, and currencies; may write put options on a covered basis; and may write call options on securities held by the Fund or which the Fund has the right to acquire without additional consideration. Voya Russia Fund will not enter into options in excess of 25% of the Fund’s total assets. Voya Global Real Estate Fund may purchase put and call options on securities and write covered put and call options on securities. Voya Global Real Estate Fund may also purchase and write spread options. Voya Global Real Estate Fund will purchase and write options only if a secondary market exists on an exchange or over-the-counter. Voya Global Real Estate Fund may purchase and write put and call options on securities indices and other indices (such as foreign currency indices) for hedging purposes. Voya Global Value Advantage Fund may only invest in forward currency options for the purposes of hedging.
13	Limited to 5% of net assets for Voya Multi-Manager International Small Cap Fund.
14	Voya Global Value Advantage Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund’s total assets.
15	The Funds may only invest in synthetic convertibles with respect to companies whose corporate debt securities are rated “A” or higher by Moody’s or “A” or higher by S&P and will not invest more than 15% of their net assets in such synthetic securities and other illiquid securities.
16	Voya Russia Fund may borrow up to 5% of its total assets for temporary or emergency purposes and may borrow for the purpose of leverage, provided that asset coverage of 300% is maintained. Voya Global Value Advantage Fund and Voya Multi-Manager International Small Cap Fund may each borrow up to 20% of their total assets for temporary, extraordinary or emergency purposes, provided that asset coverage of 300% is maintained. Voya Global Bond Fund, Voya Global Real Estate Fund, and Voya Global Natural Resources Fund may borrow up to 33 1/3% of their total assets for temporary or emergency purposes or for leverage provided that asset coverage of 300% is maintained.
17	A Fund may invest in futures contracts and options on futures contracts for hedging purposes. With the exception of Voya Global Bond Fund, Voya Global Value Advantage Fund, and Voya International Core Fund, generally no more than 25% of a Fund’s assets may be hedged. A Fund may not buy or sell futures contracts or options on futures if the margin deposits and premiums exceed 5% of the market value of the Fund’s assets. Voya Global Natural Resources Fund and Voya Russia Fund may enter into interest rate futures contracts.
18	Voya Global Natural Resources Fund, Voya International Core Fund, and Voya Multi-Manager International Equity Fund may enter into repurchase agreements with respect to any portfolio securities the Funds may acquire consistent with their investment objectives and policies, but they intend to enter into repurchase agreements only with respect to obligations of the U.S. government or its agencies and instrumentalities, to meet anticipated redemptions or pending investments or reinvestment of Fund assets in portfolio securities. Voya Global Natural Resources Fund, Voya International Core Fund, Voya Multi-Manager International Equity Fund, and Voya Russia Fund will not enter into repurchase agreements maturing in more than seven days if the aggregate of such repurchase agreements and all other illiquid securities when taken together would exceed 15% of the total assets of the Fund.
19	Voya Global Natural Resources Fund may enter into reverse repurchase agreements that, together with other permitted borrowings, may constitute up to 33 1/3% of the Fund’s total assets.
20	In order to generate additional income, each Fund may lend portfolio securities in an amount up to 33 1/3% (except Voya Global Value Advantage Fund and Voya Multi-Manager International Small Cap Fund which may only lend up to 30%) of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities deemed to be creditworthy by the Adviser or Sub-Adviser. No lending may be made with any companies affiliated with the Adviser or a Sub-Adviser.
21	Voya Global Value Advantage Fund may make short sales of ETFs for the purposes of hedging.
22	A Fund will not engage in when-issued, forward commitment, or delayed delivery securities transactions for speculation purposes, but only in furtherance of their investment objectives. This restriction does not apply to Voya Global Value Advantage Fund. A Fund will not purchase these securities if more than 15% of the Fund’s total assets would be segregated to cover such securities. This restriction does not apply to Voya Global Natural Resources Fund and Voya Global Value Advantage Fund.
EQUITY SECURITIES
The market price of equity securities, such as common stocks and preferred stocks owned by a Fund may go up or down, sometimes rapidly or unpredictably. The value of such securities may decline due to factors affecting equity securities markets generally or to factors affecting a particular industry or industries. The value of an equity security may also decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer’s goods or services. Equity securities generally have greater price volatility than fixed-income securities.
Common Stocks
Common stocks represent an equity (ownership) interest in a company. This ownership interest generally gives a Fund the right to vote on issues affecting the company’s organization and operations. Except for a Fund that is non-diversified or concentrated, such investments will be diversified over a cross-section of industries and individual companies. Some of these companies will be organizations with market capitalizations of $500 million or less or companies that have limited product lines, markets and financial resources and are dependent upon a limited management group. Examples of possible investments include emerging growth companies employing new technology, cyclical companies, initial public offerings of companies offering high growth potential, or other corporations offering good potential for high growth in market value. The securities of such companies may be subject to more abrupt or erratic market movements than larger, more established companies because the securities typically are traded in lower volume and because the issuers typically are subject to a greater degree to changes in earnings and prospects.
Other types of equity securities may also be purchased, including convertible securities, preferred stocks, rights, warrants, or other securities that are exchangeable for, or otherwise provide similar exposure to, shares of common stocks.

Convertible Securities
A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stocks. A convertible bond or convertible preferred stock gives the holder the option of converting these securities into common stocks. Some convertible securities contain a call feature whereby the issuer may redeem the security at a stipulated price, thereby limiting the possible appreciation. Convertible securities include corporate notes or preferred stocks but are ordinarily long-term debt obligations of the issuer convertible at a stated exchange rate into common or preferred stocks of the issuer.
By investing in convertible securities, a Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stocks into which the securities are convertible, while investing at a better price than may be available on the common stocks or obtaining a higher fixed rate of return than is available on the common stocks.
The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The credit standing of the issuer and other factors may also affect the investment value of a convertible security. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value.
Before conversion, convertible securities have characteristics similar to non-convertible debt instruments in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. However, when the market price of the common stocks underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stocks. As the market price of the underlying common stocks declines, the convertible security tends to trade increasingly on a yield basis and thus may not depreciate to the same extent as the underlying common stock. Convertible securities generally rank senior to common stocks in an issuer’s capital structure and consequently entail less risk than the issuer’s common stocks. In evaluating a convertible security, each Sub-Adviser will give primary emphasis to the attractiveness of the underlying common stocks.
The market value of convertible securities tends to vary inversely with the level of interest rates. The value of the security declines as interest rates increase and increases as interest rates decline. Although under normal market conditions longer term debt instruments have greater yields than do shorter-term debt instruments of similar quality, they are subject to greater price fluctuations. A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security. If a convertible security held by a Fund is called for redemption, the Fund must permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Rating requirements do not apply to convertible debt instruments purchased by a Fund because the Fund purchases such securities for their equity characteristics.
Gold and Other Precious Metals
Certain Funds may invest in gold bullion and coins, other precious metals (silver or platinum) bullion, and in futures contracts with respect to such metals. In order to qualify as a RIC under Subchapter M of the Code, a Fund intends to manage its precious metals investments and/or futures contracts on metals so that less than 10% of the gross income of the Fund is invested in gold and other precious metals for tax purposes during any fiscal year (the current limit on so-called non-qualifying income) is derived from these and other sources that produce such non-qualifying income.
Precious metals will not be purchased in any form that is not readily marketable, and gold coins will be purchased for their intrinsic value only (i.e., coins will not be purchased for their numismatic value). Any metals purchased by a Fund will be delivered to and stored with a qualified custodian bank. Precious metals investments do not generate interest or dividend income.
Precious metal investments are considered speculative and are affected by various worldwide economic, financial, and political factors. Prices may fluctuate sharply over short time periods due to changes in inflation expectations in various countries, metal sales by central banks of governments or international agencies, speculation, changes in industrial and commercial demand, and governmental prohibitions or restriction on the private ownership of certain precious metals or minerals. Furthermore, at the present time, there are seven major producers of gold bullion: the Republic of South Africa, the United States, Canada, Australia, China, Russia, and Peru. Political and economic conditions in these countries will have a direct effect on the mining and distribution of gold and, consequently, on its price. Many of these risks also may affect the value of securities of companies engaged in operations respecting gold and other precious metals.
IPOs
IPOs occur when a company first offers its securities to the public. Although companies can be any age or size at the time of their IPO, they are often smaller and have a limited operating history, which involves a greater potential for the value of their securities to be impaired following the IPO.
Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. In addition, all of the factors that affect stock market performance may have a greater impact on the shares of IPO companies.
The price of a company’s securities may be highly unstable at the time of its IPO and for a period thereafter due to market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available and limited availability of investor information. As a result of this or other factors, a Fund’s Adviser or Sub-Adviser might decide to sell an IPO security more quickly than it would otherwise, which may result in a significant gain or loss and greater transaction costs to the Fund. Any gains from shares held for one (1) year or less will be treated as short-term gains, taxable as ordinary income to a Fund’s shareholders. In addition, IPO securities may be subject to varying patterns of trading volume and may, at times, be difficult to sell without an unfavorable impact on prevailing prices.
The effect of an IPO investment can have a magnified impact on a Fund’s performance when the Fund’s asset base is small. Consequently, IPOs may constitute a significant portion of a Fund’s returns particularly when the Fund is small. Since the number of securities issued in an IPO is limited, it is likely that IPO securities will represent a smaller component of a Fund’s assets as it increases in size and, therefore, have a more limited effect on the Fund’s performance in the future.
There can be no assurance that IPOs will continue to be available for a Fund to purchase. The number or quality of IPOs available for purchase by a Fund may vary, decrease, or entirely disappear. In some cases, a Fund may not be able to purchase IPOs at the offering price, but may have to purchase the shares in the aftermarket at a price greatly exceeding the offering price, making it more difficult for a Fund to realize a profit.
Mid- and/or Small-Capitalization Companies
Investments in mid- and/or small-capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines, and the frequent lack of depth of management. The securities of smaller companies are often traded OTC and may not be traded in volumes typical on a national securities exchange. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. The trading volume of securities of mid-capitalization and small-capitalization companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them rise more in response to buying demand and fall more in response to selling pressure than is the case with larger companies.
There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers’ underlying earnings potential or assets.
Some securities of smaller issuers may be restricted as to resale or may otherwise be highly illiquid. The ability of a Fund to dispose of such securities may be greatly limited, and the Fund may have to continue to hold such securities during periods when the Sub-adviser would otherwise have sold the security. It is possible that a Sub-Adviser or its affiliates or clients may hold securities issued by the same issuers, and may in some cases have acquired the securities at different times, on more favorable terms, or at more favorable prices, than a Fund which it manages.
Other Investment Companies
An investment company is a company engaged in the business of pooling investors’ money and trading in securities for them. Examples include face-amount certificate companies, unit investment trusts, and management companies.
Generally, a Fund is limited in the degree to which it may invest in shares of another investment company in that it may not, at the time of the purchase: (i) acquire more than 3% of the outstanding voting shares of the investment company; (ii) invest more than 5% of the Fund’s total assets in the investment company; or (iii) invest more than 10% of the Fund’s total assets in all investment company holdings.
For so long as shares of a Fund are purchased by another Fund in reliance on Section 12(d)(1)(G) of the 1940 Act, the Fund will not purchase securities of a registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.
There are some potential disadvantages associated with investing in other investment companies. In addition to the advisory and operational fees a Fund bears directly in connection with its own operation, the Fund would also bear its pro rata portion of each other investment company’s advisory and operational expenses. When a Fund invests in other investment companies, you indirectly pay a proportionate share of the expenses of that other investment company (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund.
ETFs
ETFs are passively managed investment companies traded on a securities exchange whose goals may be to track or replicate a desired index, such as a sector, market, or global segment. The goal of an active ETF is to correspond generally to the price and yield performance, before fees and expenses, of its underlying index. ETFs are traded on exchanges similarly to publicly traded companies. Consequently, the risks and costs are similar to that of a publicly traded company. The risk of not correlating to the index is an additional risk to the investors of ETFs. Because ETFs trade on an exchange, they may not trade at NAV. Sometimes, the price of an ETF may vary significantly from the NAVs of the ETF’s underlying securities. Additionally, if a Fund elects to redeem its ETF shares rather than selling them on the secondary market, the Fund may receive the underlying securities which it must then sell in order to obtain cash. Additionally, when a Fund invests in an ETF, shareholders of the Fund bear their proportionate share of the underlying ETF’s fees and expenses.
Market Trading Risks for ETFs
Absence of Active Market. Although shares of an ETF are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

Risks of Secondary Listings. An ETF’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the ETF’s primary listing is maintained. There can be no assurance that the ETF’s shares will continue to trade on any such stock exchange or in any market, or that the ETF’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The ETF’s shares may be less actively traded in certain markets than others and investors are subject to the execution and settlement risks and market standards of the market where they, or their broker, direct their trades for execution. Certain information available to investors who trade ETF shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.
Secondary Market Trading Risks. Shares of an ETF may trade in the secondary market at times when an ETF does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when an ETF accepts purchase and redemption orders. Secondary market trading in ETF shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in ETF shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of ETF shares will continue to be met or will remain unchanged.
Holding Company Depositary Receipts (“HOLDRs”)
HOLDRs are trust-issued receipts that represent a Fund’s beneficial ownership of a specific group of stocks. HOLDRs involve risks similar to the risks of investing in common stocks. For example, a Fund’s investments will decline in value if the underlying stocks decline in value. Because HOLDRs are not subject to concentration limits, the relative weight of an individual stock may increase substantially, causing the HOLDRs to be less diverse and creating more risk.
Preferred Stocks
A preferred stock represents an equity (or ownership) interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stocks may pay fixed or adjustable rates of return. Preferred stocks are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stocks generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stocks will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.
Unlike common stocks, preferred stocks may offer a stated dividend rate payable from a corporation’s earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stocks may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stocks may be “cumulative,” requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer’s common stock. Preferred stocks also generally have a preference over common stocks on the distribution of a corporation’s assets in the event of liquidation of the corporation, and may be “participating,” which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt instruments.
Private Funds
Private funds are U.S. or foreign private limited partnerships or other investment funds. Investments in private funds may be highly speculative and volatile. Because private funds generally are investment companies for purposes of the 1940 Act, or would be but for the exemptions provided in Sections 3(c)(1) or 3(c)(7) of the 1940 Act, a Fund’s ability to invest in them will be limited. In addition, a Fund’s shareholders will remain subject to the Fund’s expenses while also bearing their pro rata share of the operating expenses of the private funds. The ability of a Fund to dispose of interests in private funds is very limited and involves risks, including loss of the Fund’s entire investment in the private fund.
Private funds include a variety of pooled investments. Generally, these pooled investments are structured as a trust, a special purpose vehicle, and are exempted from registration under the 1940 Act. As an investor, a Fund owns a proportionate share of the trust. Typically, the trust does not employ a professional investment manager. Instead, the pooled investment tracks some index by investing in the issuers or securities that comprise the index. A Fund receives a stream of cash flows in the form of interest payments from the underlying assets or the proceeds from the sale of the underlying assets in the event those underlying assets are sold. However, some pooled investments may not dispose of the underlying securities regardless of the adverse events affecting the issuers depending on the investment strategy utilized. In this type of strategy, the pooled investment continues to hold the underlying securities as long as the issuers or securities remain members of the tracked index.
The pooled investments allow a Fund to synchronize the receipt of interest and principal payments and also diversify some of the risks involved with investing in fixed-income securities. Because the trust holds securities of many issuers, the default of a few issuers would not impact a Fund significantly. However, a Fund bears any expenses incurred by the trust. In addition, a Fund assumes the liquidity risks generally associated with privately offered pooled investments.
Pooled investments that are structured as a trust contain many similarities to private funds that are structured as limited partnerships. The primary difference between the trust and the limited partnership structure is the redemption of the ownership interests. Typically, the ownership interests in a typical private fund are redeemable only by the general partners and thus are restricted from transferring from one party to another. Conversely, the ownership interests in the trust are generally not redeemable by the trust except under certain circumstances, and are transferable among the general public for publicly offered securities and “qualified purchasers” or “qualified institutional buyers” for privately offered securities.
A Fund cannot assure that it can achieve better results by investing in a pooled investment versus investing directly in the individual underlying assets.
Rules governing the federal income tax aspects of commodity-linked structured securities are in a developing stage and are not entirely clear in certain respects, particularly in light of 2006 IRS revenue rulings that held that income from certain derivative contracts with respect to a commodity index or individual commodities was not qualifying income for a RIC. A Fund intends to limit its investments in commodity-linked structured securities in a manner designed to maintain its qualification as a RIC under the Code. However, these investment decisions involve judgment and the IRS may not agree with the determinations made by a Fund. If the IRS does not agree, the status of a Fund as a RIC might be jeopardized. The IRS has announced an internal review of its position with respect to the tax treatment of RICs that invest in commodity-related investments, and a moratorium on the issuance of new private letter rulings to RICs with respect to these investments. Future developments in this area could necessitate a future change to a Fund’s investment strategies.
Real Estate Securities and REITs
Real estate securities include investment in other real estate operating companies (“REOCs”), companies engaged in other real estate related businesses, and REITs. REITs are trusts that sell securities to investors and use the proceeds to invest in real estate or interests in real estate. A REIT may focus on a particular project, such as apartment complexes, or geographic regions, such as the northeastern United States, or both. A REOC is a company that derives at least 50% of its gross revenues or net profits from either: (i) the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate; or (ii) products or services related to the real estate industry, such as building supplies or mortgage servicing.
A REIT is a corporation or business trust that meets the definitional requirements of the Code. The Code permits a qualifying REIT to deduct from taxable income the dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs), cash and government securities; derive most of its income from rents from real property or interest on loans secured by mortgages on real property; and distribute annually 90% or more of its otherwise taxable income to shareholders.
REITs are sometimes informally characterized as equity REITs, mortgage REITs, or a combination of equity REITs and mortgage REITs. Equity REITs invest most of their assets directly in real estate property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest most of their assets in real estate mortgages and derive income from interest payments. Like investment companies, REITs are not taxed on income distributed to shareholders if they comply with several requirements of the Code. A Fund will indirectly bear its proportionate share of any expenses (such as operating expenses and advisory fees) paid by REITs in which it invests in addition to the expenses paid by the Fund.
Risks Associated with Investing in REITs and the Real Estate Industry in General
Investing in REITs involves risks similar to those associated with investing in small-capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger company securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through a Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. REITs generally depend on their ability to generate cash flow to make distributions to shareholders.
Although a Fund will not invest directly in real estate, the Fund may invest in equity securities of issuers primarily engaged in or related to the real estate industry. Risks of real estate securities and REITs include those risks more closely associated with investing in real estate securities directly than with investing in the stock market generally. These risks include, among others: (i) possible periodic declines in the value of real estate generally, or in the rents and other income generated by real estate; (ii) risks related to general and local economic conditions; (iii) possible lack of availability of mortgage funds; (iv) periodic overbuilding, which creates gluts in the market; (v) extended vacancies of properties; (vi) increases in competition, property taxes, and operating expenses; (vii) changes in laws (such as zoning laws) that impair the property rights of real estate owners; (viii) costs resulting from the cleanup of, and liability to, third parties for damages resulting from environmental problems; (ix) casualty or condemnation losses; (x) uninsured damages from floods, earthquakes, or other natural disasters; (xi) limitations on and variations in rents; (xii) changes in interest rates; (xiii) acts of terrorism, war or other acts of violence; and (xiv) and adverse developments in the real estate industry.
To the extent that assets underlying the REIT’s investments are concentrated geographically, by property type or in certain other respects, the REITs may be subject to certain of the foregoing risks to a greater extent. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act.
REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investments in fixed rate obligations can be expected to rise. During periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on the securities issued by such mortgage REITs. Conversely, when interest rates rise, the value of a REIT’s investments in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investment in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.
Additionally, rising interest rates may cause investors in REITs to demand a higher annual yield from future distributions, which may in turn decrease market prices for equity securities issued by REITs. Mortgage REITs may also be affected by the ability of borrowers to repay the debt extended by the REIT when due and equity REITs may be affected by the ability of tenants to pay rent.
Investing in REITs involves risks similar to those associated with investing in small-capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger company securities.
Rights
Rights are instruments, frequently distributed to an issuer’s shareholders as a dividend, that entitle the holder to purchase a specific number of shares of common stock on a specific date or during a specific period of time. The exercise price on the rights is normally at a discount from market value of the common stock at the time of distribution. The rights do not carry with them the right to dividends or to vote and may or may not be transferable. Rights are frequently used outside of the United States as a means of raising additional capital from an issuer’s current shareholders.
As a result, an investment in rights may be considered more speculative than certain other types of investments. In addition, the value of a right does not necessarily change with the value of the underlying securities, and rights expire worthless if they are not exercised on or prior to their expiration date.
Small Companies
Small companies, some of which may be unseasoned, may have limited product lines, markets, or financial resources and may be dependent on a limited management group. While the markets in securities of such companies have grown rapidly in recent years, such securities may trade less frequently and in smaller volume than more widely held securities. The values of these securities may fluctuate more sharply than those of other securities, and a Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers’ underlying earnings potential or assets.
Some securities of smaller issuers may be restricted as to resale or may otherwise be highly illiquid. The ability of a Fund to dispose of such securities may be greatly limited, and a Fund may have to continue to hold such securities during periods when the Sub-Adviser would otherwise have sold the security. It is possible that a Sub-Adviser or its affiliates or clients may hold securities issued by the same issuers, and may in some cases have acquired the securities at different times, on more favorable terms, or at more favorable prices, than a Fund which it manages.
Unseasoned Companies
A Fund considers securities of companies with limited operating histories to be securities of companies with a record of less than three (3) years’ continuous operation, including the operations of any predecessors and parents. These are sometimes referred to as “unseasoned issuers.” These companies by their nature have only a limited operating history that can be used for evaluating the company’s growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company’s management and less emphasis on fundamental valuation factors than would be the case for more mature companies. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.
FIXED-INCOME INVESTMENTS
The value of fixed-income or debt instruments may be affected by changes in general interest rates and in the creditworthiness of the issuer. Debt instruments with longer maturities (for example, over ten years) are more affected by changes in interest rates and provide less price stability than securities with short-term maturities (for example, one to two years). Also, for each debt security, there is a risk of principal and interest default, which will be greater with higher-yielding, lower-grade securities.
Debt obligations that are deemed investment-grade carry a rating of at least Baa3 from Moody’s or BBB- from S&P or a comparable rating from another NRSRO or, if not rated by an NRSRO, are determined by the Adviser or Sub-adviser to be of comparable quality. Bonds rated Baa3 or BBB- have speculative characteristics and changes in economic circumstances are more likely to lead to a weakened capacity to make interest and principal payments than higher rated bonds.
Asset-Backed Securities
Asset-backed securities represent individual interests in pools of consumer loans, home equity loans, trade receivables, credit card receivables, and other debt and are similar in structure to mortgage-backed securities. The assets are securitized either in a pass-through structure (similar to a mortgage pass-through structure) or in a pay-through structure (similar to a collateralized mortgage obligation (“CMO”) structure). Asset-backed securities may be subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of certain types of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Fund’s ability to maintain positions in these securities will be affected by reductions in the principal amount of the securities resulting from prepayments, and the Fund must reinvest the returned principal at prevailing interest rates, which may be lower. Asset-backed securities may also be subject to extension risk during periods of rising interest rates.
Asset-backed securities entail certain risks not presented by mortgage-backed securities. The collateral underlying asset-backed securities may be less effective as security for payments than real estate collateral. Debtors may have the right to set off certain amounts owed on the credit cards or other obligations underlying the asset-backed security, or the debt holder may not have a first (or proper) security interest in all of the obligations backing the receivable because of the nature of the receivable or state or federal laws protecting the debtor. Certain collateral may be difficult to locate in the event of default, and recoveries on depreciated or damaged collateral may not fully cover payments due on these securities.
Asset-backed securities can also include collateralized putable notes (“CPNs”). CPNs represent interests in the most senior tranche of collateralized debt obligations and benefit from a put option provided by a highly rated counterparty. CPNs are also backed by interests in various assets, including other asset-backed securities, residential mortgage-backed securities, collateralized mortgage-backed securities, and other instruments.
It is expected that governmental, government-related, or private entities may create mortgage loan pools and other mortgage-backed securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. As new types of mortgage-backed securities are developed and offered to investors, investments in such new types of mortgage-backed securities may be considered for a Fund.
The non-mortgage-backed asset-backed securities in which the Funds may invest include, but are not limited to, interests in pools of receivables, such as credit card and accounts receivables and motor vehicle and other installment purchase obligations and leases. Interests in these pools are not backed by the U.S. government and may or may not be secured.
The credit characteristics of asset-backed securities differ in a number of respects from those of traditional debt instruments. Asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to other debt obligations, and there is a possibility that recoveries on repossessed collateral may not be available to support payment on these securities.
The principal on asset-backed securities, like mortgage-backed securities, may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and commercial mortgage-backed securities generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates when liquidity is available to borrowers, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by a Fund will generally be at lower rates of return than the return on the assets which were prepaid. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. A Fund’s investments in commercial mortgage-backed securities with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks. While asset-backed securities are designed to allocate risk from pools of their underlying assets, the risk allocation techniques may not be successful, which could lead to the credit risk of these investments being greater than indicated by their ratings. The value of asset-backed securities may be further affected by downturns in the credit markets or the real estate market. It may be difficult to value these instruments because of the transparency or liquidity of some underlying investments, and these instruments may not be liquid. Finally, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.
The coupon rate of interest on mortgage-backed and asset-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool by the amount of the fees paid to the mortgage pooler, issuer, and/or guarantor. Actual yield may vary from the coupon rate. However, if such securities are purchased at a premium or discount, traded in the secondary market at a premium or discount, or to the extent that the underlying assets are prepaid as noted above.
Corporate Asset-Backed Securities
Corporate asset-backed securities, which are issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties.
Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (e.g., loans) are also subject to prepayments which shorten the securities’ weighted average life and may lower their return.
Corporate asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. A Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of credit support could adversely affect the return on an investment in such a security. Privately-issued asset-backed securities will not be treated as constituting a single, separate industry.
Banking Industry Obligations/Short-Term Investments
Banking industry obligations include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers’ acceptances acquired by a Fund will be dollar denominated obligations of domestic or foreign banks or financial institutions which, at the time of purchase, have capital, surplus, and undivided profits in excess of $100 million (including assets of both domestic and foreign branches) based on latest published reports or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. government. Fixed time deposits are S& L obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, because there is no market for such deposits. A Fund will not invest in fixed time deposits: (1) which are not subject to prepayment; or (2) which provide for withdrawal penalties upon prepayment (other than overnight deposits), if, in the aggregate, more than 10% or 15%, depending on the Fund, of its net assets would be invested in such deposits, in repurchase agreements maturing in more than seven days, and in other illiquid assets.
When a Fund holds instruments of foreign banks or financial institutions, it may be subject to additional investment risks that are different in some respects from those incurred by a Fund which invests only in debt obligations of U.S. domestic issuers. Domestic banks and foreign banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions, as well as exposure to credit losses arising from possible financial difficulties of borrowers, play an important part in the operations of the banking industry. Federal and state laws and regulations require domestic banks to maintain specified levels of reserves, limited the amount which they can loan to a single borrower, and subject them to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that a Fund may acquire.
For foreign banks there is a possibility that liquidity could be impaired because of: (i) future political and economic developments; (ii) the obligations may be less marketable than comparable obligations of U.S. banks; (iii) a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; (iv) foreign deposits may be seized or nationalized; (v) foreign governmental restrictions (such as foreign exchange controls) may be adopted which might adversely affect the payment of principal and interest on those obligations; and (vi) the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks. In addition, the accounting, auditing, and financial reporting standards, practices, and requirements applicable to foreign banks may differ from those applicable to U.S. banks. In that connection, foreign banks are not subject to examination by any U.S. government agency or instrumentality.
Savings Industry Obligations
A Fund may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or S&Ls that have capital surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. government.
Commercial Paper, Short-Term Notes, and Other Corporate Obligations
A Fund may invest a portion of its assets in commercial paper and short term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short term notes will normally have maturities of less than nine (9) months and fixed rates of return, although such instruments may have maturities of up to one (1) year.
Corporate obligations include bonds and notes issued by corporations to finance longer term credit needs than supported by commercial paper. While such obligations generally have maturities of ten (10) years or more, the Funds may purchase corporate obligations which have remaining maturities of one (1) year or less from the date of purchase and which are rated AA or higher by S&P or Aa or higher by Moody’s, or have received a comparable rating by NRSRO.
Corporate Debt Instruments
Corporate debt instruments include corporate bonds, debentures, notes, and other similar corporate debt instruments, including convertible securities.
The investment return on a corporate debt instruments reflects interest earnings and changes in the market value of the instruments. The market value of a corporate debt instruments will generally increase when interest rates decline and decrease when interest rates rise. There is also the risk that the issuer of a debt instruments may not be able to meet its obligations on interest or principal payments at the time called for by the instrument.

Some Funds may invest only in debt instruments that are investment-grade. Debt instruments that are deemed to be investment-grade carry a rating of BBB or better by S&P or Baa or better by Moody’s or if not rated by S&P or Moody’s, of equivalent quality as determined by a Sub-Adviser. Bonds rated Baa- or BBB- have speculative characteristics and changes in economic circumstances are more likely to lead to a weakened capacity to make interest and principal payments than higher rated bonds. Investments in corporate debt securities that are rated below investment-grade are described in “High-Yield Securities” below. Debt securities rated BBB or Baa, which are considered medium-grade category bonds, do not have economic characteristics that provide the high degree of security with respect to payment of principal and interest associated with higher rated bonds, and generally have some speculative characteristics. A bond will be placed in this rating category where interest payments and principal security appear adequate for the present, but economic characteristics that provide longer term protection may be lacking. Any bond, and particularly those rated BBB- or Baa3, has speculative characteristics and may be susceptible to changing conditions, particularly to economic downturns, which could lead to a weakened capacity to pay interest and principal.
New issues of certain debt instruments are often offered on a when-issued or firm-commitment basis; that is, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the customary settlement time. The value of when-issued securities or securities purchased on a firm-commitment basis may vary prior to and after delivery depending on market conditions and changes in interest rate levels. However, a Fund will not accrue any income on these securities prior to delivery. A Fund will maintain in a segregated account with its custodian, or earmark on its records, an amount of cash or high quality debt instruments assets equal (on a daily marked-to-market basis) to the amount of its commitment to purchase the when-issued securities or securities purchased on a firm-commitment basis.
Credit-Linked Notes (“CLNs”)
A CLN is generally issued by one party with a credit option, or risk, linked to a second party. The embedded credit option allows the first party to shift a specific credit risk to the CLN holder, or a Fund in this case. The CLN is issued by a trust, a special purpose vehicle, collateralized by AAA-rated securities. Because of its high ratings, a CLN may be purchased by a Fund in accordance with the Fund’s investment objective. The CLN’s price or coupon is linked to the performance of the reference asset of the second party. Generally, the CLN holder receives either fixed or floating coupon rate during the life of the CLN and par at maturity. The cash flows are dependent on specified credit-related events. Should the second party default or declare bankruptcy, the CLN holder will receive an amount equivalent to the recovery rate. The CLN holder bears the risk of default by the second party and any unforeseen movements in the reference asset, which could lead to loss of principal and receipt of interest payments. In return for these risks, the CLN holder receives a higher yield. As with most derivative investments, valuation of a CLN is difficult due to the complexity of the security (i.e., the embedded option is not easily priced). The Funds cannot assure that they can implement a successful strategy regarding this type of investment.
Floating or Variable Rate Instruments
Floating or variable rate bonds normally provide that the holder can demand payment of the obligation on short notice at par with accrued interest. Such bonds are frequently secured by letters of credit or other credit support arrangements provided by banks. Floating or variable rate instruments provide for adjustments in the interest rate at specified intervals (weekly, monthly, semiannually, etc.). A Fund would anticipate using these bonds as cash equivalents, pending longer term investment of its funds. Other longer term fixed rate bonds, with a right of the holder to request redemption at certain times (often annually, after the lapse of an intermediate term), may also be purchased by a Fund. These bonds are more defensive than conventional long-term bonds (protecting to some degree against a rise in interest rates), while providing greater opportunity than comparable intermediate term bonds since a Fund may retain the bond if interest rates decline. By acquiring these kinds of bonds, a Fund obtains the contractual right to require the issuer of the security, or some other person (other than a broker or dealer), to purchase the security at an agreed upon price, which right is contained in the obligation itself rather than in a separate agreement with the seller or some other person.
Variable rate instruments held by a Fund may have maturities of more than one year, provided: (i) the Fund is entitled to the payment of principal at any time, or during specified intervals not exceeding one year, upon giving the prescribed notice (which may not exceed 30 days); and (ii) the rate of interest on such instruments is adjusted at periodic intervals not to exceed one year. In determining whether a variable rate instrument has a remaining maturity of one year or less, each instrument will be deemed to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand. A Fund will be able (at any time or during specified periods not exceeding one year, depending upon the note involved) to demand payment of the principal of a note. If an issuer of a variable rate instrument defaulted on its payment obligation, the Fund might be unable to dispose of the note and a loss would be incurred to the extent of the default. A Fund may invest in variable rate instruments only when the investment is deemed to involve minimal credit risk. The continuing creditworthiness of issuers of these instruments will be monitored to determine whether such notes should continue to be held. Variable and floating rate instruments with demand periods in excess of seven days, which cannot be disposed of promptly within seven business days in the usual course of business, without taking a reduced price will be treated as illiquid securities.
Credit rating agencies frequently do not rate floating and variable rate instruments; however, a Fund’s Adviser or Sub-Adviser will determine what unrated and variable and floating rate instruments are of comparable quality at the time of the purchase to rated instruments eligible for purchase by the Fund. An active secondary market may not exist with respect to particular variable or floating rate instruments purchased by a Fund. The absence of such an active secondary market could make it difficult for a Fund to dispose of the variable or floating rate instrument involved if the issuer of the instrument defaults on its payment obligation or during periods in which the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss to the extent of the default. Variable and floating rate instruments may be secured by bank letters of credit. Money market instruments with a maturity of 60 days or less provide duration exposure similar to the floating rate debt in which a Fund invests. Such money market instruments are considered, for the purposes of a Fund’s investment, to be floating rate debt.
Structured Securities
Private funds also include investments in certain structured securities. Structured securities include notes, bonds, or debentures that provide for the payment of principal of, and/or interest in, amounts determined by reference to changes in the value of specific currencies, interest rates, commodities, indices, or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of structured securities may provide that, under certain circumstances, no principal is due at maturity and therefore may result in the loss of a Fund’s investment. Structured securities may be positively or negatively indexed so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference. Consequently, leveraged structured securities entail a greater degree of market risk than other types of debt obligations. Structured securities may also be more volatile, less liquid, and more difficult to accurately price than less complex fixed-income investments.
Government Trust Certificates
Government Trust Certificates represent an interest in a government trust, the property of which consists of: (i) a promissory note of a foreign government no less than 90% of which is backed by the full faith and credit guaranty issued by the federal government of the United States (issued pursuant to Title III of the Foreign Operations, Export, Financing and Related Borrowers Programs Appropriations Act of 1998); and (ii) a security interest in obligations of the U.S. Treasury backed by the full faith and credit of the United States sufficient to support the remaining balance (no more than 10%) of all payments of principal and interest on such promissory note; provided that such obligations shall not be rated less than AAA by S&P or less than Aaa by Moody’s, or have received a comparable rating by another NRSRO.
Guaranteed Investment Contracts (“GICs”)
GICs are issued by insurance companies. Pursuant to such contracts, a Fund makes cash contributions to a deposit fund in the insurance company’s general account. The insurance company then credits to that fund on a monthly basis guaranteed interest, which may be based on an index. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. In addition, because a Fund may not receive the principal amount of a GIC from the insurance company on seven days’ notice or less, the GIC is considered an illiquid investment, and, together with other instruments invested in by the Fund which are not readily marketable, will not exceed 15% of the Fund’s net assets. The term of a GIC will be one year or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate. GICs are not backed by the U.S. government nor are they insured by the FDIC. GICs are generally guaranteed only by the insurance companies that issue them.
High-Yield Securities
High-yield securities (often referred to as “junk bonds”) are debt securities that are rated lower than Baa3 by Moody’s, BBB- by S&P, or of comparable quality if unrated.
High-yield securities include certain corporate debt obligations, higher yielding preferred stock and mortgage-backed securities, and securities convertible into the foregoing. Investments in high-yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt instruments, but they also typically entail greater potential price volatility and principal and income risk.
High-yield securities are not considered to be investment-grade. They are regarded as predominantly speculative with respect to the issuing company’s continuing ability to meet principal and interest payments. Also, their yields and market values tend to fluctuate more than higher-rated securities. Fluctuations in value do not affect the cash income from the securities, but are reflected in a Fund’s NAV. The greater risks and fluctuations in yield and value occur, in part, because investors generally perceive issuers of lower-rated and unrated securities to be less creditworthy.
The yields earned on high-yield securities generally are related to the quality ratings assigned by recognized rating agencies. The following are excerpts from Moody’s description of its bond ratings: Ba — judged to have speculative elements; their future cannot be considered as well assured. B — generally lack characteristics of a desirable investment. Caa — are of poor standing; such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca — speculative in a high degree; often in default. C — lowest rate class of bonds; regarded as having extremely poor prospects. Moody’s also applies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; 2 indicates a mid-range ranking; and 3 indicates a ranking towards the lower end of the category. The following are excerpts from S&P’s description of its bond ratings: BB, B, CCC, CC, C — predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligation; BB indicates the lowest degree of speculation and C the highest. D — in payment default. S&P applies indicators “+,” no character, and “-” to its rating categories. The indicators show relative standing within the major rating categories.

Certain securities held by a Fund may permit the issuer at its option to call, or redeem, its securities. If an issuer were to redeem securities held by a Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.
While a Sub-Adviser may refer to ratings issued by established credit rating agencies, it is not the Funds’ policy to rely exclusively on ratings issued by these rating agencies, but rather to supplement such ratings with the Sub-Adviser’s own independent and ongoing review of credit quality. To the extent a Fund invests in these lower rated securities, the achievement of its investment objective may be more dependent on the Sub-Adviser’s own credit analysis than in the case of a Fund investing in higher quality fixed-income securities. These lower rated securities may also include zero-coupon bonds, deferred interest bonds, and pay-in-kind (“PIK”) bonds.
Risks Associated with High-Yield Securities
The medium- to lower rated and unrated securities in which the Funds invest tend to offer higher yields than those of other securities with the same maturities because of the additional risks associated with them. These risks include:
High-Yield Bond Market – A severe economic downturn or increase in interest rates might increase defaults in high-yield securities issued by highly leveraged companies. An increase in the number of defaults could adversely affect the value of all outstanding high-yield securities, thus disrupting the market for such securities.
Sensitivity to Interest Rate and Economic Changes – High-yield securities are more sensitive to adverse economic changes or individual corporate developments but generally less sensitive to interest rate changes than are U.S. Treasury or investment-grade bonds. As a result, when interest rates rise, causing bond prices to fall, the value of high-yield bonds tend not to fall as much as U.S. Treasury or investment-grade corporate bonds. Conversely when interest rates fall, high-yield bonds tend to underperform U.S. Treasury and investment-grade corporate bonds because high-yield bond prices tend not to rise as much as the prices of these bonds.
The financial stress resulting from an economic downturn or adverse corporate developments could have a greater negative effect on the ability of issuers of high-yield securities to service their principal and interest payments, to meet projected business goals and to obtain additional financing than on more creditworthy issuers. Holders of high-yield securities could also be at greater risk because high-yield securities are generally unsecured and subordinate to senior debt holders and secured creditors. If the issuer of a high-yield security owned by the Funds defaults, the Funds may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high-yield securities and the Funds’ NAV. Furthermore, in the case of high-yield securities structured as zero-coupon or PIK securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more speculative and volatile than securities which pay interest periodically in cash.
Payment Expectations – High-yield securities present risks based on payment expectations. For example, high-yield securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Funds may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, the value of high-yield securities may decrease in a rising interest rate market. In addition, there is a higher risk of nonpayment of interest and/or principal by issuers of high-yield securities than in the case of investment-grade bonds.
Liquidity and Valuation Risks – Lower rated bonds are typically traded among a smaller number of broker-dealers rather than in a broad secondary market. Purchasers of high-yield securities tend to be institutions, rather than individuals, a factor that further limits the secondary market. To the extent that no established retail secondary market exists, many high-yield securities may not be as liquid as U.S. Treasury and investment-grade bonds. The ability of a Fund’s Board to value or sell high-yield securities will be adversely affected to the extent that such securities are thinly traded or illiquid. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield securities more than other securities, especially in a thinly traded market. To the extent the Funds own illiquid or restricted high-yield securities; these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties. At times of less liquidity, it may be more difficult to value high-yield securities because this valuation may require more research, and elements of judgment may play a greater role in the valuation since there is less reliable, objective data available.
Taxation – Special tax considerations are associated with investing in securities structured as zero-coupon or PIK securities. A Fund reports the interest on these securities as income even though it receives no cash interest until the security’s maturity or payment date.
Limitations of Credit Ratings – The credit ratings assigned to high-yield securities may not accurately reflect the true risks of an investment. Credit ratings typically evaluate the safety of principal and interest payments, rather than the market value risk of high-yield securities. In addition, credit agencies may fail to adjust credit ratings to reflect rapid changes in economic or company conditions that affect a security’s market value. Although the ratings of recognized rating services such as Moody’s and S&P are considered, the Adviser or Sub-Adviser primarily relies on its own credit analysis, which includes a study of existing debt, capital structure, ability to service debts and to pay dividends, the issuer’s sensitivity to economic conditions, its operating history and the current trend of earnings. Thus, the achievement of the Funds’ investment objective may be more dependent on the Adviser’s or Sub-Adviser’s own credit analysis than might be the case for a Fund which invests in higher quality bonds. The Adviser or Sub-Adviser continually monitors the investments in the Funds’ portfolio and carefully evaluates whether to dispose of or retain high-yield securities whose credit ratings have changed. The Funds may retain a security whose rating has been changed. These rating symbols are described in Appendix A.
Congressional Proposals – New laws and proposed laws may negatively affect the market for high-yield securities. As examples, recent legislation requires federally insured S&Ls to divest themselves of their investments in high-yield securities, and pending proposals are designed to limit the use of, or tax and eliminate other advantages of, high-yield securities. Any such proposals, if enacted, could negatively affect the Funds’ NAV.

Industrial Development Bonds and Pollution Control Bonds
These are revenue bonds and generally are not payable from the unrestricted revenues of an issuer. They are issued by or on behalf of public authorities to raise money to finance privately operated facilities for business, manufacturing, housing, sport complexes, and pollution control. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.
Mortgage Backed Securities
Mortgage-backed securities represent interests in pools of adjustable and fixed rate mortgage loans secured by real property. The types of mortgage-backed securities the Fund may invest in include adjustable rate mortgage securities, agency related mortgage-backed securities, CMOs, interest/principal only stripped mortgage-backed securities, real estate mortgage investment conduits (“REMICs”), and subordinated mortgage securities. Most mortgage-backed securities are pass-through securities, which means that investors receive payments consisting of a pro rata share of both principal and interest (less servicing and other fees), as well as unscheduled prepayments, as mortgages in the underlying mortgage pool are paid off by borrowers.
Mortgage-backed securities issued by commercial banks, S&Ls, private mortgage insurance companies, mortgage bankers, and other secondary market issuers create pass through pools of conventional residential mortgage loans. In addition, such issuers may be the originators of the underlying mortgage loans as well as the guarantors of the pass through certificates. Pools created by such non-governmental issuers generally offer a higher rate of return than governmental pools because there are no direct or indirect governmental guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool, and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers.
It is expected that governmental or private entities may create mortgage loan pools offering pass through investments in addition to those described above. As new types of pass through securities are developed and offered to investors, the Adviser or Sub-Adviser may, consistent with the Funds’ investment objectives, policies and restrictions, consider making investments in such new types of securities.
Other types of mortgage backed securities in which the Funds may invest include debt instruments that are secured, directly or indirectly, by mortgages on commercial real estate or residential rental properties, or by first liens on residential manufactured homes (as defined in section 603(6) of the National Manufactured Housing Construction and Safety Standards Act of 1974), whether such manufactured homes are considered real or personal property under the laws of the states in which they are located. Securities in this investment category include, among others, standard mortgage backed bonds and newer CMOs. Mortgage backed bonds are secured by pools of mortgages, but unlike pass through securities, payments to bondholders are not determined by payments on the mortgages. The bonds consist of a single class, with interest payable periodically and principal payable on the stated date of maturity.
Adjustable Rate Mortgage Securities (“ARMS”)
ARMS are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. The adjustments usually are determined in accordance with a predetermined interest rate index and may be subject to certain limits. The adjustment feature of ARMS tends to make their values less sensitive to interest rate changes. As the interest rates on the mortgages underlying ARMS are reset periodically, yields of such portfolio securities will gradually align themselves to reflect changes in market rates. Unlike fixed rate mortgages, which generally decline in value during periods of rising interest rates, ARMS allow a Fund to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages, resulting in both higher current yields and low price fluctuations. Furthermore, if prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Fund may be able to reinvest such amounts in securities with a higher current rate of return. During periods of declining interest rates, of course, the coupon rates may readjust downward, resulting in lower yields to a Fund. Further, because of this feature, the values of ARMS are unlikely to rise during periods of declining interest rates to the same extent as fixed rate instruments.
Generally, ARMS have a specified maturity date and amortize principal over their life. In periods of declining interest rates, there is a reasonable likelihood that ARMS will experience increased rates of prepayment of principal. However, the major difference between ARMS and fixed rate mortgage securities is that the interest rate and the rate of amortization of principal of ARMS can and do change in accordance with movements in a particular, pre-specified, published interest rate index.
The amount of interest on ARMS is calculated by adding a specified amount, the “margin,” to the index, subject to limitations on the maximum and minimum interest that can be charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period. Because the interest rates on ARMS generally move in the same direction as market interest rates, the market value of ARMS tends to be more stable than that of long-term fixed rate securities.
There are two main categories of indices which serve as benchmarks for periodic adjustments to coupon rates on ARMS: (i) those based on U.S. Treasury securities; and (ii) those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (“LIBOR”), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index (often related to ARMS issued by FNMA), tend to lag changes in market rate levels and tend to be somewhat less volatile.

Agency-Mortgage-Backed Securities
The dominant issuers or guarantors of mortgage-backed securities today are GNMA, FNMA, and FHLMC. GNMA creates pass-through securities from pools of U.S. government guaranteed or insured (such as by the Federal Housing Authority or Veterans Administration) mortgages originated by mortgage bankers, commercial banks, and savings associations. FNMA and FHLMC issue pass-through securities from pools of conventional and federally insured and/or guaranteed residential mortgages obtained from various entities, including savings associations, savings banks, commercial banks, credit unions, and mortgage bankers. These instruments might be considered derivatives. The primary risk associated with these instruments is the risk that their value will change with changes in interest rates and prepayment risk. (See “U.S. Government Securities.”)
FNMA Securities: FNMA is a federally chartered and privately owned corporation established under the Federal National Mortgage Association Charter Act. FNMA provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby providing them with funds for additional lending. FNMA uses its funds to purchase loans from investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.
Each FNMA pass-through security represents a proportionate interest in one or more pools of loans, including conventional mortgage loans (that is, mortgage loans that are not insured or guaranteed by any U.S. government agency). The pools consist of one or more of the following types of loans: (1) fixed rate level payment mortgage loans; (2) fixed rate growing equity mortgage loans; (3) fixed rate graduated payment mortgage loans; (4) variable rate mortgage loans; (5) other adjustable rate mortgage loans; and (6) fixed rate mortgage loans secured by multifamily projects.
FHLMC Securities: The operations of FHLMC currently consist primarily of the purchase of first lien, conventional, residential mortgage loans and participation interests in mortgage loans, and the resale of the mortgage loans in the form of mortgage-backed securities.
The mortgage loans underlying FHLMC securities typically consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between 10 to 30 years, substantially all of which are secured by first liens on one-to-four-family residential properties or multifamily projects. Each mortgage loan must be whole loans, participation interests in whole loans, and undivided interests in whole loans or participation in another FHLMC security.
FHLMC issues certificates representing interests in mortgage loans. FHLMC guarantees, to each holder of a FHLMC Certificate, timely payment of the amounts representing a holder’s proportionate share in: (i) interest payments, less servicing, and guarantee fees; (ii) principal prepayments; and (iii) the ultimate collection of amounts representing the holder’s proportionate interest in principal payments on the mortgage loans in the pool represented by the FHLMC Certificate, in each case whether or not such amounts are actually received. FHLMC securities are not backed by the full faith and credit of the United States; however, they generally are considered to present minimal credit risks.
GNMA Securities: GNMA is a wholly-owned corporate instrumentality of the U.S. government within the Department of Housing and Urban Development. In order to meet its obligations under a guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.
GNMA pass-through securities may represent a proportionate interest in one or more pools of the following types of mortgage loans: (1) fixed rate level payment mortgage loans; (2) fixed rate graduated payment mortgage loans; (3) fixed rate growing equity mortgage loans; (4) fixed rate mortgage loans secured by manufactured (mobile) homes; (5) mortgage loans on multifamily residential properties under construction; (6) mortgage loans on completed multifamily projects; (7) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower’s monthly payments during the early years of the mortgage loans (“buy down” mortgage loans); (8) mortgage loans that provide for adjustments on payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (9) mortgage-backed serial notes.
The principal and interest on GNMA pass-through securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. government. FNMA guarantees full and timely payment of all interest and principal, while FHLMC guarantees timely payment of interest and ultimate collection of principal of its pass-through securities. FNMA and FHLMC securities are not backed by the full faith and credit of the United States; however, they are generally considered to present minimal credit risks. The yields provided by these mortgage-backed securities historically have exceeded the yields on other types of U.S. government securities with comparable maturities in large measure due to the risks associated with prepayment.
Collateralized Mortgage Obligations
CMOs have characteristics of both pass through securities and mortgage backed bonds. CMOs are secured by pools of mortgages, typically in the form of “guaranteed” pass through certificates such as GNMA, FNMA, or FHLMC securities. The payments on the collateral securities determine the payments to bondholders, but there is not a direct “pass through” of payments. CMOs are structured into multiple classes or “tranches,” each bearing a different date of maturity. Each class of a CMO is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the collateral pool may cause the various classes of a CMO to be retired substantially earlier than their stated maturities or final distribution dates. The principal of, and interest on, the collateral pool may be allocated among the several classes of a CMO in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to some of the individual tranche than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-backed securities.

CMOs are issued by entities that operate under order of the SEC exempting such issuers from the provisions of the 1940 Act. Until recently, the staff of the SEC had taken the position that such issuers were investment companies and that, accordingly, an investment by an investment company (such as a Fund) in the securities of such issuers was subject to the limitations imposed by Section 12 of the 1940 Act. However, in reliance on SEC staff interpretations, a Fund may invest in securities issued by certain “exempted issuers” without regard to the limitations of Section 12 of the 1940 Act. In its interpretation, the SEC staff defined “exempted issuers” as unmanaged, fixed asset issuers that: (i) invest primarily in mortgage backed securities; (ii) do not issue redeemable securities as defined in Section 2(a)(32) of the 1940 Act; (iii) operate under the general exemptive orders exempting them from all provisions of the 1940 Act; and (iv) are not registered or regulated under the 1940 Act as investment companies.
GNMA Certificates
Certificates issued by the GNMA evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from bonds, in that principal is paid back monthly as payments of principal, including prepayments, on the mortgages in the underlying pool are passed through to holders of GNMA Certificates representing interests in the pool, rather than returned in a lump sum at maturity. The GNMA Certificates that the funds may purchase are the “modified pass through” type.
GNMA Guarantee. The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration (“FHA”) or the Farmers’ Home Administration or guaranteed by the Veterans Administration (“VA”). GNMA is also empowered to borrow without limitation from the U.S. Treasury, if necessary, to make payments required under its guarantee.
Life of GNMA Certificates. The average life of a GNMA Certificate is likely to be substantially less than the stated maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk of loss of the principal balance of a GNMA Certificate because of the GNMA guarantee, but foreclosure may impact the yield to shareholders because of the need to reinvest proceeds of foreclosure. As prepayment rates of individual mortgage pools vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates. However, statistics published by the FHA indicate that the average life of single family dwelling mortgages with twenty-five (25) to thirty (30) year maturities, the type of mortgages backing the vast majority of GNMA Certificates, is approximately twelve (12) years. Prepayments are likely to increase in periods of falling interest rates. It is customary to treat GNMA Certificates as thirty (30) year mortgage backed securities that prepay fully in the twelfth year.
Yield Characteristics of GNMA Certificates. The coupon rate of interest of GNMA Certificates is lower than the interest rate paid on the VA guaranteed or FHA insured mortgages underlying the certificates, by the amount of the fees paid to GNMA and the issuer. The coupon rate by itself, however, does not indicate the yield that will be earned on GNMA Certificates. First, GNMA Certificates may be issued at a premium or discount rather than at par, and, after issuance, GNMA Certificates may trade in the secondary market at a premium or discount. Second, interest is earned monthly, rather than semi-annually as with traditional bonds; monthly compounding raises the effective yield earned. Finally, the actual yield of a GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying it. For example, if interest rates decline, prepayments may occur faster than had been originally projected and the yield to maturity and the investment income of a Fund would be reduced.
Interest/Principal Only Stripped Mortgage-Backed Securities (“SMBS”)
SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including S&Ls, mortgage banks, commercial banks, investment banks, and special purpose subsidiaries of the foregoing.
SMBS are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other classes will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest (the Interest-Only or “IO” class), while the other class will receive all of the principal (the Principal-Only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such security’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup fully its initial investment in these securities. The determination of whether a particular government-issued IO or PO backed by fixed rate mortgages is liquid is made by the Adviser or a Sub-Adviser under guidelines and standards established by a Fund’s Board. Such a security may be deemed liquid if it can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of NAV per share.
Privately Issued Mortgage-Backed Securities
Mortgage-backed securities offered by private issuers include pass-through securities for pools of conventional residential mortgage loans; mortgage pay-through obligations and mortgage-backed bonds, which are considered to be obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and CMOs which are collateralized by mortgage-backed securities issued by GNMA, FNMA, FHLMC, or by pools of conventional mortgages. The Funds limit their investments in privately issued mortgage-backed securities to “mortgage related securities” within the meaning of the Secondary Mortgage Market Enhancement Act of 1984, as amended.
A Fund may invest in, among other things, “parallel pay” CMOs, Planned Amortization Class CMOs (“PAC Bonds”), and REMICs. A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real property. Investors may purchase beneficial interests in REMICS, which are known as “regular” interests, or “residual” interests. The

Funds will not invest in residual REMICs. Guaranteed REMIC pass through certificates (“REMIC Certificates”) issued by FNMA, FHLMC, or GNMA represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or FNMA, FHLMC, or GNMA guaranteed mortgage pass through certificates. For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the payment of principal, as payments are required to be made on the underlying mortgage participation certificates. FNMA REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by FNMA. GNMA REMIC Certificates are supported by the full faith and credit of the U.S. Treasury.
Parallel pay CMOs, as well as REMICs, are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class which, like the other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds are parallel pay CMOs that generally require payments of a specified amount of principal on each payment date; the required principal payment on PAC Bonds have the highest priority after interest has been paid to all classes.
Mortgage-backed securities created by private issuers generally offer a higher rate of interest (and greater credit and interest rate risk) than U.S. government and U.S. government mortgage-backed securities because they offer no direct or indirect government guarantees of payments. However, many issuers or servicers of mortgage-backed securities guarantee, or provide insurance for, timely payment of interest and principal on such securities. Privately-issued mortgage-backed securities will not be treated as constituting a single, separate industry.
Subordinated Mortgage Securities
Subordinated mortgage securities have certain characteristics and certain associated risks. In general, the subordinated mortgage securities in which the Funds may invest consist of a series of certificates issued in multiple classes with a stated maturity or final distribution date. One or more classes of each series may be entitled to receive distributions allocable only to principal, principal prepayments, interest or any combination thereof to one or more other classes, or only after the occurrence of certain events, and may be subordinated in the right to receive such distributions on such certificates to one or more senior classes of certificates. The rights associated with each class of certificates are set forth in the applicable pooling and servicing agreement, form of certificate and offering documents for the certificates.
The subordination terms are usually designed to decrease the likelihood that the holders of senior certificates will experience losses or delays in the receipt of their distributions and to increase the likelihood that the senior certificate holders will receive aggregate distributions of principal and interest in the amounts anticipated. Generally, pursuant to such subordination terms, distributions arising out of scheduled principal, principal prepayments, interest or any combination thereof that otherwise would be payable to one or more other classes of certificates of such series (i.e., the subordinated certificates) are paid instead to holders of the senior certificates. Delays in receipt of scheduled payments on mortgage loans and losses on defaulted mortgage loans are typically borne first by the various classes of subordinated certificates and then by the holders of senior certificates.
In some cases, the aggregate losses in respect of defaulted mortgage loans that must be borne by the subordinated certificates and the amount of the distributions otherwise distributable on the subordinated certificates that would, under certain circumstances, be distributable to senior certificate holders may be limited to a specified amount. All or any portion of distributions otherwise payable to holders of subordinated certificates may, in certain circumstances, be deposited into one or more reserve accounts for the benefit of the senior certificate holders. Since a greater risk of loss is borne by the subordinated certificate holders, such certificates generally have a higher stated yield than the senior certificates.
Interest on the certificates generally accrues on the aggregate principal balance of each class of certificates entitled to interest at an applicable rate. The certificate interest rate may be a fixed rate, a variable rate based on current values of an objective interest index or a variable rate based on a weighted average of the interest rate on the mortgage loans underlying or constituting the mortgage assets. In addition, the underlying mortgage loans may have variable interest rates.
Generally, to the extent funds are available; interest accrued during each interest accrual period on each class of certificates entitled to interest is distributable on certain distribution dates until the aggregate principal balance of the certificates of such class has been distributed in full. The amount of interest that accrues during any interest accrual period and over the life of the certificates depends primarily on the aggregate principal balance of the class of certificates, which, unless otherwise specified, depends primarily on the principal balance of the mortgage assets for each such period and the rate of payment (including prepayments) of principal of the underlying mortgage loans over the life of the Trust.
A series of certificates may consist of one or more classes as to which distributions allocable to principal will be allocated. The method by which the amount of principal to be distributed on the certificates on each distribution date is calculated and the manner in which such amount could be allocated among classes varies and could be affected pursuant to a fixed schedule, in relation to the occurrence of certain events or otherwise. Special distributions are also possible if distributions are received with respect to the mortgage assets, such as is the case when underlying mortgage loans are prepaid.
A mortgage-backed security that is senior to a subordinated residential mortgage security will not bear a loss resulting from the occurrence of a default on an underlying mortgage until all credit enhancements protecting such senior holder is exhausted. For example, the senior holder will only suffer a credit loss after all subordinated interests have been exhausted pursuant to the terms of the subordinated residential mortgage security. The primary credit risk of investing in subordinated residential mortgage securities is potential losses resulting from defaults by the borrowers under the underlying mortgages. The Funds would generally realize such a loss in connection with a subordinated residential mortgage security only if the subsequent foreclosure sale of the property securing a mortgage loan does not produce an amount at least equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, the interest that was not paid during the foreclosure period and all foreclosure expenses.
A Fund’s Adviser or Sub-Adviser will seek to limit the risks presented by subordinated residential mortgage securities by reviewing and analyzing the characteristics of the mortgage loans that underlie the pool of mortgages securing both the senior and subordinated residential mortgage securities. The Funds’ Adviser or Sub-Adviser has developed a set of guidelines to assist in the analysis of the mortgage loans underlying subordinated residential mortgage securities. Each pool purchase is reviewed against the guidelines. The Funds seek opportunities to acquire subordinated residential mortgage securities when, in the view of the Adviser or Sub-Adviser, the potential for a higher yield on such instruments outweighs any additional risk presented by the instruments. The Adviser or Sub-Adviser will seek to increase yield to shareholders by taking advantage of perceived inefficiencies in the market for subordinated residential mortgage securities.
Credit enhancement for the senior certificates comprising a series is provided by the holders of the subordinated certificates to the extent of the specific terms of the subordination and, in some cases, by the establishment of reserve funds. Depending on the terms of a particular pooling and servicing agreement, additional or alternative credit enhancement may be provided by a pool insurance policy and/or other insurance policies, third party limited guaranties, letters of credit, or similar arrangements. Letters of credit may be available to be drawn upon with respect to losses due to mortgagor bankruptcy and with respect to losses due to the failure of a master service to comply with its obligations, under a pooling and servicing agreement, if any, to repurchase a mortgage loan as to which there was fraud or negligence on the part of the mortgagor or originator and subsequent denial of coverage under a pool insurance policy, if any. A master service may also be required to obtain a pool insurance policy to cover losses in an amount up to a certain percentage of the aggregate principal balance of the mortgage loans in the pool to the extent not covered by a primary mortgage insurance policy by reason of default in payments on mortgage loans.
A pooling and servicing agreement may provide that the depositor and master service could effect early termination of a trust, after a certain specified date or the date on which the aggregate outstanding principal balance of the underlying mortgage loans is less than a specific percentage of the original aggregate principal balance of the underlying mortgage loans by purchasing all of such mortgage loans at a price, unless otherwise specified, equal to the greater of a specified percentage of the unpaid principal balance of such mortgage loans, plus accrued interest thereon at the applicable certificate interest rate, or the fair market value of such mortgage assets. Generally, the proceeds of such repurchase would be applied to the distribution of the specified percentage of the principal balance of each outstanding certificate of such series, plus accrued interest, thereby retiring such certificates. Notice of such optional termination would be given by the trustee prior to such distribution date.
The underlying trust assets are a mortgage pool generally consisting of mortgage loans on single, multi-family and mobile home park residential properties. The mortgage loans are originated by S&Ls, savings banks, commercial banks or similar institutions, and mortgage banking companies.
Various services provide certain customary servicing functions with respect to the mortgage loans pursuant to servicing agreements entered into between each service and the master service. A service’s duties generally include collection and remittance of principal and interest payments, administration of mortgage escrow accounts, collection of insurance claims, foreclosure procedures and, if necessary, the advance of funds to the extent certain payments are not made by the mortgagors and are recoverable under applicable insurance policies or from proceeds of liquidation of the mortgage loans.
The mortgage pool is administered by a master service who: (a) establishes requirements for each service; (b) administers, supervises and enforces the performance by the services of their duties and responsibilities under the servicing agreements; and (c) maintains any primary insurance, standard hazard insurance, special hazard insurance and any pool insurance required by the terms of the certificates. The master service may be an affiliate of the depositor and also may be the service with respect to all or a portion of the mortgage loans contained in a trust fund for a series of certificates.
Risks of Investing in Mortgage-Backed Securities
Investments in mortgage backed securities involve certain risks. Due to the possibility of prepayments of the underlying mortgage instruments, mortgage-backed securities generally do not have a known maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. An average life estimate is a function of an assumption regarding anticipated prepayment patterns, based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants can produce different average life estimates with regard to the same security. There can be no assurance that estimated average life will be a security’s actual average life.
In periods of declining interest rates, prices of fixed-income securities tend to rise. However, during such periods, the rate of prepayment of mortgages underlying mortgage-backed securities tends to increase, with the result that such prepayments must be reinvested by the issuer at lower rates. Rising interest rates also tend to discourage refinancing of home mortgages, with the result that the average life of mortgage-backed securities held by a Fund may be lengthened.
The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-backed security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities.

In addition, the value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers of mortgage-backed securities owned by a Fund. Because investments in mortgage backed securities are interest rate sensitive, the ability of the issuer to reinvest favorably in underlying mortgages may be limited by government regulation or tax policy. For example, action by the Board of Governors of the Federal Reserve System to limit the growth of the nation’s money supply may cause interest rates to rise and thereby reduce the volume of new residential mortgages.
Additionally, although mortgages and mortgage backed securities are generally supported by some form of government or private guarantees and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations.
Further, SMBS are likely to experience greater price volatility than other types of mortgage securities. The yield to maturity on the interest only class is extremely sensitive, both to changes in prevailing interest rates and to the rate of principal payments (including prepayments) on the underlying mortgage assets. Similarly, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are made. A Fund could fail to fully recover its initial investment in a CMO residual or a SMBS.
Some of these mortgage-backed securities may have exposure to subprime loans or subprime mortgages, which are loans to persons with impaired credit ratings. However, it may be difficult to determine which securities have exposure to subprime loans or mortgages. Furthermore, the risk allocation techniques employed by these instruments may not be successful, which could lead to the credit risk of these instruments being greater than indicated by their ratings. The value of these instruments may be further affected by downturns in the credit markets or the real estate market. It may be difficult to value these instruments because of concerns about their transparency. These instruments may not be liquid.
Municipal Securities
Municipal securities are debt obligations issued by state and local governments, territories, and possessions of the United States, regional government authorities, and their agencies and instrumentalities of states, and multi-state agencies or authorities, the interest of which, in the opinion of bond counsel to the issuer at the time of issuance, is exempt from federal income tax. From time to time, legislation restricting or limiting the federal income tax exemption for interest on municipal securities is introduced to Congress. Municipal securities include both notes (which have maturities of less than one year) and bonds (which have maturities of (1) one year or more) that bear fixed or variable rates of interest.
In general, municipal securities are issued to obtain funds for a variety of public purposes, such as the construction, repair, or improvement of public facilities including airports, bridges, housing, hospitals, mass transportation, schools, streets, water, and sewer works. Municipal securities may be issued to refinance outstanding obligations as well as to raise funds for general operating expenses and lending to other public institutions and facilities.
The two principal classifications of municipal securities are “general obligation” securities and “revenue” securities. General obligation securities are secured by the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Characteristics and methods of enforcement of general obligation bonds vary according to the law applicable to a particular issuer, and the taxes that can be levied for the payment of debt instruments may be limited or unlimited as to rates or amounts of special assessments. Revenue securities are payable only from the revenues derived from a particular facility, a class of facilities or, in some cases, from the proceeds of a special excise tax. Revenue bonds are issued to finance a wide variety of capital projects including: electric, gas, water, and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund the assets of which may be used to make principal and interest payments on the issuer’s obligations. Housing finance authorities have a wide range of security; including partially or fully insured mortgages, rent subsidized and collateralized mortgages, and the net revenues from housing or other public projects. Some authorities are provided further security in the form of a state’s assistance (although without obligation) to make up deficiencies in the debt service reserve fund.
Under the Code, certain limited obligation bonds are considered “private activity bonds” and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability. Some longer-term municipal bonds give the investor the right to “put” or sell the security at par (face value) within a specified number of days following the investor’s request usually one to seven days. This demand feature enhances a security’s liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, a Fund would hold the longer-term security, which could experience substantially more volatility.
Insured municipal debt involves scheduled payments of interest and principal are guaranteed by a private, non-governmental, or governmental insurance company. The insurance does not guarantee the market value of the municipal debt or the value of the shares of a Fund.
Municipal Lease Obligations and Certificates of Participation
Municipal lease obligations are lease obligations or installment purchase contract obligations of municipal authorities or entities. Although municipal lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, they are ordinarily backed by the municipality’s covenant to budget for, appropriate, and make the payment due under the municipal lease obligation.
A Fund may also purchase “certificates of participation,” which are securities issued by a particular municipality or municipal authority to evidence a proportionate interest in base rental or lease payments relating to a specific project to be made by the municipality, agency, or authority. However, certain lease obligations contain “non-appropriation” clauses which provide that the municipality has no obligation to make lease or installment purchase payments in any year unless money is appropriated for such purpose for such year. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of default and foreclosure might prove difficult. In addition, these securities represent a relatively new type of financing, and certain lease obligations may therefore be considered to be illiquid securities.
A Fund will attempt to minimize the special risks inherent in municipal lease obligations and certificates of participation by purchasing only lease obligations which meet the following criteria: (i) rated A or better by at least one NRSRO; (ii) secured by payments from a governmental lessee which has actively traded debt obligations; (iii) determined by the Adviser or Sub-Adviser to be critical to the lessee’s ability to deliver essential services; and (iv) contain legal features which the Funds’ Adviser or Sub-Adviser deems appropriate, such as covenants to make lease payments without the right of offset or counterclaim, requirements for insurance policies, and adequate debt service reserve funds.
Short-Term Municipal Obligations
These securities include the following:
Tax Anticipation Notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power of the municipality for the payment of principal and interest when due.
Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program. They also are usually general obligations of the issuer.
Bond Anticipation Notes normally are issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide the money for the repayment of the notes.
Construction Loan Notes are sold to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through FNMA or GNMA.
Short-Term Discount Notes (tax-exempt commercial paper) are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.
Risks of Investing in Municipal Securities
Municipal securities are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. A Fund may purchase and sell portfolio investments to take advantage of changes or anticipated changes in yield relationships, markets or economic conditions. A Fund also may purchase municipal bonds due to changes in the Adviser’s or Sub-Adviser’s evaluation of the issuer or cash needs resulting from redemption requests for Fund shares. The secondary market for municipal securities typically has been less liquid than that for taxable debt/fixed-income securities, and this may affect a Fund’s ability to sell particular municipal bonds at then-current market prices, especially in periods when other investors are attempting to sell the same securities.
Prices and yields on municipal bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of municipal bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded.
A Fund may purchase custodial receipts representing the right to receive either the principal amount or the periodic interest payments or both with respect to specific underlying municipal bonds. In a typical custodial receipt arrangement, an issuer or third party owner of municipal bonds deposits the bonds with a custodian in exchange for two classes of custodial receipts. The two classes have different characteristics, but, in each case, payments on the two classes are based on payments received on the underlying municipal bonds. In no event will the aggregate interest paid with respect to the two classes exceed the interest paid by the underlying municipal bond. Custodial receipts are sold in private placements. The value of a custodial receipt may fluctuate more than the value of a municipal bond of comparable quality and maturity.
Securities of issuers of municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Furthermore, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal obligations may be materially affected.
U.S. Government Securities
Investments in U.S. government securities include instruments issued by the U.S. Treasury, such as bills, notes, and bonds. These instruments are direct obligations of the U.S. government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. In addition, U.S. government securities include securities issued by instrumentalities of the U.S. government, such as GNMA, which are also backed by the full faith and credit of the United States. Also included in the category of U.S. government securities are instruments issued by instrumentalities established or sponsored by the U.S. government, such as the Student Loan Marketing Association, Fannie Mae, and Freddie Mac. While these securities are issued, in general, under the authority of an Act of Congress, the U.S. government is not obligated to provide financial support to the issuing instrumentalities, although under certain conditions certain of these authorities may borrow from the U.S. Treasury. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. A Fund will invest in securities of such agencies or instrumentalities only when the Adviser or Sub-Adviser is satisfied that the credit risk with respect to any instrumentality is comparable to the credit risk of U.S. government securities backed by the full faith and credit of the United States.
Obligations issued or guaranteed by U.S. government agencies include direct obligations and mortgage-backed securities that have different levels of credit support from the government. Some are supported by full faith and credit of the U.S. government, such as GNMA pass-through mortgage certificates, some are supported by the right of the issuer to borrow from the U.S. Treasury under certain circumstances, such as Fannie Mae bonds, others are supported only by the credit of the entity that issued them, such as FHLMC.
In September 2008, Fannie Mae and Freddie Mac were placed into conservatorship by the U.S. government under the authority of the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. government, with a stated purpose to preserve and conserve Fannie Mae’s and Freddie Mac’s assets and property and to put Fannie Mae and Freddie Mac in a sound and solvent condition. The U.S. Treasury initially pledged to provide up to $100 billion for each instrumentality as needed, in the event their liabilities exceeded their assets, and, on May 6, 2009, increased its maximum commitment for each instrumentality to $200 billion. On December 24, 2009, the U.S. Treasury allowed the cap to increase as necessary to accommodate any cumulative reduction in Freddie Mac’s and Fannie Mae’s net worth until the end of 2012. When the unlimited support expired at the beginning of 2013, the U.S. Treasury capped support for Freddie Mac at $149 billion and support for Fannie Mae at $125 billion. On August 17, 2012, the U.S. Treasury stated that it would require all profits earned during a quarter that exceed a capital reserve of $3 billion to be transferred to the U.S. Treasury.
The purpose of these actions is to allow Fannie Mae and Freddie Mac to sustain a positive net worth in order to avoid triggering mandatory receivership. No assurance can be given that the purposes of the conservatorship and related actions under the authority of FHFA will be met or that the U.S. Treasury initiatives discussed above will be successful.
On August 5, 2011, S&P lowered the long-term sovereign credit rating assigned to the United States to AA+ with a negative outlook. On August 8, 2011, S&P downgraded the long-term senior debt rating of Fannie Mae and Freddie Mac to AA+ with a negative outlook. The long-term impacts of the downgrades or the impacts of any future downgrade are unknown. However, the downgrades and any future downgrades could have a material adverse impact on global financial markets and worldwide economic conditions, and could negatively impact a Fund.
Zero-Coupon Bonds, Deferred Interest Securities, and Pay-In-Kind Securities
Zero-coupon bonds and deferred interest securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest (“cash payment date”) and therefore are issued and traded at a discount from their face amounts or par value. The discount varies, depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. The market prices of zero-coupon and delayed interest securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero-coupon securities having similar maturities and credit quality. Current federal income tax law requires holders of zero-coupon securities to report as interest income each year the portion of the original issue discount on such securities (other than tax-exempt original issue discount from a zero-coupon security) that accrues that year, even though the holders receive no cash payments of interest during the year.
A PIK security is a debt obligation which provides that the issuer of the security may, at its option, pay interest on such securities in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations that make regular payments of interest. A Fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund’s distribution obligations.
A Fund will be required to report as income annual inclusions of original issue discount over the life of such securities as if it were paid on a current basis, although no cash interest or dividend payments are received by the Funds until the cash payment date or the securities mature. Under certain circumstances, the Funds could also be required to include accrued market discount or capital gain with respect to its PIK securities.
The risks associated with lower-rated debt instruments apply to these securities. Zero-coupon bonds and PIK securities are also subject to the risk that in the event of a default, a Fund may realize no return on its investment, because these securities do not pay cash interest.
FOREIGN/EMERGING MARKET EQUITY AND DEBT INVESTMENTS
Securities of foreign issuers have certain common characteristics and risks. Foreign financial markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. The foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delivery of securities may not occur at the same time as payment in some foreign markets. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of the Funds to make intended security purchases due to settlement problems could cause the Funds to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Funds due to subsequent declines in value of the portfolio security or, if the Funds have entered into a contract to sell the security, could result in possible liability to the purchaser.
As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly available information about certain foreign companies than about domestic companies. There is generally less government supervision and regulation of exchanges, financial institutions and issuers in foreign countries than there is in the United States. A foreign government may impose exchange control regulations that may have an impact on currency exchange rates, and there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect U.S. investments in those countries.
Changes in foreign currency exchange rates will affect the value of securities denominated or quoted in currencies other than the U.S. dollar and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets. Securities of many foreign issuers are less liquid and their prices more volatile than securities of comparable U.S. issuers. Transactional costs in non-U.S. securities markets are generally higher than in U.S. securities markets. In addition, transactions in foreign securities may involve greater time from the trade date until settlement than domestic securities transactions and involve the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries.
Although a Fund will use reasonable efforts to obtain the best available price and the most favorable execution with respect to all transactions and the Adviser or Sub-Adviser will consider the full range and quality of services offered by the executing broker or dealer when making these determinations, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Certain foreign governments levy withholding taxes against dividend and interest income, or may impose other taxes. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received by the Funds on these investments. However, these foreign withholding taxes are not expected to have a significant impact on a Fund with an investment objective of long-term capital appreciation because any income earned by a Fund should be considered incidental.
Risks of Investing in Foreign Securities
Investments in foreign securities involve certain inherent risks including the following:
Foreign Currency Risks. Currency risk is the risk that changes in foreign exchange rates will affect, favorably or unfavorably, the U.S. dollar value of foreign securities. In a period when the U.S. dollar generally rises against foreign currencies, the returns on foreign securities for a U.S. investor will be diminished. By contrast, in a period when the U.S. dollar generally declines, the returns on foreign securities will be enhanced. Therefore, unfavorable changes in the relationship between the U.S. dollar and the relevant foreign currencies will adversely affect the value of a Fund’s shares.
Market Characteristics. Settlement practices for transactions in foreign markets may differ from those in U.S. markets and may include delays beyond periods customary in the United States. Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment or securities may expose a Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. Transactions in options on securities, futures contracts, futures options and currency contracts may not be regulated as effectively on foreign exchanges as similar transactions in the United States, and may not involve clearing mechanisms and related guarantees. The value of such positions also could be adversely affected by the imposition of different exercise terms and procedures and margin requirements than in the United States. The value of a Fund’s positions may also be adversely impacted by delays in its ability to act upon economic events occurring in foreign markets during non-business hours in the United States.
Legal and Regulatory Matters. In addition to nationalization, foreign governments may take other actions that could have a significant effect on market prices of securities and payment of interest, including restrictions on foreign investment, expropriation of goods and imposition of taxes, currency restrictions, and exchange control regulations.
Taxes. The interest payable on certain of a Fund’s foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Fund’s shareholders. A shareholder otherwise subject to U.S. federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction of U.S. federal income tax purposes for his or her proportionate share of such foreign taxes paid by a Fund.
Costs. The expense ratios of a Fund when investing in foreign securities is likely to be higher than those of investment companies investing in domestic securities, since the cost of maintaining the custody of foreign securities is higher. In considering whether to invest in the securities of a foreign company, the Adviser or Sub-Adviser considers such factors as the characteristics of the particular company, differences between economic trends and the performance of securities markets within the United States and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country or countries where the company is located. The extent to which a Fund will be invested in foreign companies and countries and depository receipts will fluctuate from time to time within the limitations described in the Prospectuses, depending on the Adviser’s or Sub-Adviser’s assessment of prevailing market, economic, and other conditions.
European Union (“EU”). EU member countries that have adopted the euro could abandon the euro and replace their currency through means that could include a return to their national currencies. It is possible that the euro will cease to exist as a single currency in its current form. The effects of such an abandonment of the euro or a country’s forced expulsion from the euro on that country, the rest of the EU, and global markets could be adverse to the market values of various securities, currencies, and derivatives, and could create conditions of volatility and limited liquidity in various currency, securities, and other markets. The exit of any country out of the euro could have a destabilizing effect on that country and all eurozone countries and their economies, and could have an adverse effect on the global economy and on global markets. In addition, under these circumstances, it may be difficult to value investments denominated in euros or in a replacement currency.
Restrictions on Foreign Investments. Some developing countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as a Fund. For example, certain countries may require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.
The manner in which foreign investors may invest in companies in certain developing countries, as well as limitations on such investments, also may have an adverse impact on the operations of a Fund that invests in such countries. For example, a Fund may be required, in certain countries, to invest initially through a local broker or other entity and then have the shares purchased and re-registered in the name of the Fund. Re-registration may in some instances not be able to occur on timely basis resulting in a delay during which a Fund may be denied certain of its rights as an investor, including rights as to dividends, or to be made aware of certain corporate actions. There also may be instances where the Fund places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled, depriving the Fund of the ability to make its desired investment at that time.
Substantial limitations may exist in certain countries with respect to a Fund’s ability to repatriate investment income, capital, or the proceeds of sales of securities by foreign investors. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of the Fund. For example, funds may be withdrawn from the People’s Republic of China only in U.S. or Hong Kong dollars and only at an exchange rate established by the government.
In certain countries, banks or other financial institutions may be among the leading companies which have actively traded securities. The 1940 Act restricts a Fund’s investments in any equity securities of an issuer that, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder. The provisions may restrict a Fund’s investments in certain foreign banks and other financial institutions.
The risks of investing in foreign securities may be intensified in the case of investments in issuers domiciled or doing substantial business in emerging markets or countries with limited or developing capital markets. Security prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of sudden adverse government action and even nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Transaction settlement and dividend collection procedures may be less reliable in emerging markets than in developed markets. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.
Depositary Receipts
Securities of foreign issuers may take the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), or other similar securities representing interests in securities of foreign issuers (collectively “Depositary Receipts”). These securities are typically dollar-denominated although their market price is subject to fluctuations of the foreign currencies in which the underlying securities are denominated. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign securities and are typically designed for U.S. investors and held either in physical form or in book entry form. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depository which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The depository of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. A Fund may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the Depositary Receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. A Fund may purchase securities in local markets and direct delivery of these ordinary shares to the local depository of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate that settles at the Fund’s custodian in five days. A Fund may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the

United States as a domestic issuer. Accordingly the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. ADRs may also be subject to exchange rate risks if the underlying foreign securities are traded in foreign currency.
EDRs are similar to ADRs but may be listed and traded on a European exchange as well as in the United States (typically these securities are traded on the Luxembourg exchange in Europe). Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in the European securities markets. GDRs are similar to EDRs although they may be held through foreign clearing agents such as Euroclear and other foreign depositaries.
Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts also involve the risks of other investments in foreign securities.
Eurodollar Convertible Securities
Eurodollar convertible securities are fixed income securities of a U.S. issuer or a foreign issuer that are issued outside the United States and are convertible into equity securities of the same or a different issuer. Interest and dividends on Eurodollar securities are payable in U.S. dollars outside of the United States. A Fund may invest without limitation in Eurodollar convertible securities that are convertible into foreign equity securities listed, or represented by ADRs listed on the NYSE or the NYSE MKT LLC (“NYSE MKT”), or that are convertible into publicly traded common stocks of U.S. companies. A Fund may also invest up to 15% of their respective total assets invested in convertible securities, taken at market value, in Eurodollar convertible securities that are convertible into foreign equity securities which are not listed, or represented by ADRs listed, on such exchanges.
Eurodollar and Yankee Dollar Instruments
Eurodollar instruments are bonds that pay interest and principal in U.S. dollars held in banks outside the United States, primarily in Europe. Eurodollar instruments are usually issued on behalf of multinational companies and foreign governments by large underwriting groups composed of banks and issuing houses from many countries. Yankee Dollar instruments are U.S. dollar denominated bonds issued in the United States by foreign banks and corporations. These investments involve risks that are different from investments in securities issued by U.S. issuers, and may carry the same risks as investing in foreign securities.
Foreign Bank Obligations
Obligations of foreign banks and foreign branches of U.S. banks involve somewhat different investment risks from those affecting obligations of U.S. banks, including the possibilities that liquidity could be impaired because of future political and economic developments; the obligations may be less marketable than comparable obligations of U.S. banks; a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; foreign deposits may be seized or nationalized; foreign governmental restrictions (such as foreign exchange controls) may be adopted which might adversely affect the payment of principal and interest on those obligations; and the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks. In addition, the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. In that connection, foreign banks are not subject to examination by any U.S. government agency or instrumentality.
Foreign Currency Exchange Transactions
The Funds may buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends, and sale proceeds in currencies other than the U.S. dollar, and therefore may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. Each Fund may either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward foreign currency contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract is an agreement to exchange one currency for another (for example, to exchange a certain amount of U.S. dollars for a certain amount of Korean won) at a future date. Forward foreign currency exchange contracts are included in the group of instruments that can be characterized as derivatives. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Funds’ portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline. (Voya Global Opportunities Fund may also use forward foreign currency exchange contracts for hedging and non-hedging purposes; e.g., the purchase or sale of a forward contract on one type of currency as a hedge against adverse fluctuations in the value of a second type of currency. Voya Global Opportunities Fund may also use forward foreign currency contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another).
Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain. Use of currency hedging techniques may also be limited by management’s need to protect the status of a Fund as a RIC under the Code.
Foreign Debt Instruments
Foreign debt instruments represent debt obligations (which may be denominated in U.S. dollar or in non-U.S. currencies) of any rating issued or guaranteed by foreign corporations, certain supranational entities (such as the World Bank) and foreign governments (including political subdivisions having taxing authority) or their agencies or instrumentalities, including ADRs. These debt obligations may be bonds (including sinking fund and callable bonds), debentures, and notes, together with preferred stocks, PIK securities, and zero-coupon bonds.
In determining whether to invest in debt obligations of foreign issuers, a Fund will consider the relative yields of foreign and domestic debt instruments, the economies of foreign countries, the condition of such countries’ financial markets, the interest rate climate of such countries and the relationship of such countries’ currency to the U.S. dollar. These factors are judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. Subsequent foreign currency losses may result in a Fund having previously distributed more income in a particular period than was available from investment income, which could result in a return of capital to shareholders. A Fund’s portfolio of foreign securities may include those of a number of foreign countries, or, depending upon market conditions, those of a single country.
Investment in foreign securities involves considerations and risks not associated with investment in securities of U.S. issuers. For example, foreign issuers are not required to use generally accepted accounting principles. If foreign securities are not registered under the 1933 Act, the issuer generally does not have to comply with the disclosure requirements of the 1934 Act. The values of foreign securities investments will be affected by incomplete or inaccurate information available to the Adviser or Sub-Adviser as to foreign issuers, changes in currency rates, exchange control regulations or currency blockage, expropriation or nationalization of assets, application of foreign tax laws (including withholding taxes), changes in governmental administration or economic or monetary policy. In addition, it is generally more difficult to obtain court judgments outside the United States.
Securities traded in certain emerging market countries, including the emerging market countries in Eastern Europe, may be subject to risks in addition to risks typically posed by international investing due to the inexperience of financial intermediaries, the lack of modern technology, and the lack of a sufficient capital base to expand business operations. Additionally, former Communist regimes of a number of Eastern European countries previously expropriated a large amount of property, the claims on which have not been entirely settled. There can be no assurance that a Fund’s investments in Eastern Europe will not also be expropriated, nationalized or otherwise confiscated. Although a portion of a Fund’s investment income may be received or realized in foreign currencies, a Fund would be required to compute and distribute its income in U.S. dollars and absorb the cost of currency fluctuations and the cost of currency conversions.
Foreign Mortgage-Backed Securities
Foreign mortgage-backed securities are interests in pools of mortgage loans made to residential homebuyers domiciled in a foreign country. These include mortgage loans made by trust and mortgage loan companies, credit unions, chartered banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (such as, Canada Mortgage and Housing Corporation and First Australian National Mortgage Acceptance Corporation Limited). The mechanics of these mortgage-backed securities are generally the same as those issued in the United States. However, foreign mortgage markets may differ materially from the U.S. mortgage market with respect to matters such as the sizes of loan pools, pre-payment experience, and maturities of loans.
Sovereign Debt Instruments/Brady Bonds
Sovereign debt instruments are issued by governments of foreign countries. The sovereign debt instruments in which a Fund may invest may be rated below investment-grade. These securities usually offer higher yields than higher rated securities but are also subject to greater risk than higher rated securities. Brady Bonds represent a type of sovereign debt. These obligations were created under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady, in which foreign entities issued these obligations in exchange for their existing commercial bank loans. Brady Bonds were issued by Argentina, Brazil, Bulgaria, Costa Rica, Dominican Republic, Ecuador, Mexico, Morocco, Nigeria, Philippines, Poland, and Uruguay, and may be issued by other emerging countries. Beginning in the early 2000s, certain countries began retiring their Brady Bonds, including Brazil, Colombia, Mexico, the Philippines and Venezuela.
Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the OTC secondary market. Brady Bonds are not considered to be U.S. government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the “residual risk”).

Risks of Investing in Sovereign Debt/Brady Bonds
Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including a Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.
Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which a Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause a Fund to suffer a loss of interest or principal on any of its holdings.
Supranational Agencies
Supranational agencies are not considered government securities and are not supported directly or indirectly by the U.S. government. Examples of supranational agencies include, but are not limited to, the International Bank for Reconstruction and Development (commonly referred to as the World Bank), which was chartered to finance development projects in developing member countries; the European Union, which is an organization of European countries engaged in cooperative economic activities; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions.
DERIVATIVE INSTRUMENTS
A derivative is a financial instrument whose value is dependent upon the value of an underlying asset or assets. These underlying assets may include commodities, stocks, bonds, interest rates, currency exchange rates, or related indices. Types of derivatives include forward currency contracts, futures, options, swaps and warrants. Derivative instruments may be used for a variety of reasons including enhancing returns, hedging against certain market risks, or providing a substitute for purchasing or selling particular securities. Derivatives may provide a cheaper, quicker, or more specifically focused way for the Fund to invest than “traditional” securities would.
Some derivatives may be used for “hedging,” which means that they may be used when the Sub-Adviser seeks to protect the Fund’s investments from a decline in value, which could result from changes in interest rates, market prices, currency fluctuations, and other market factors. Derivatives may also be used when the Sub-Adviser seeks to increase liquidity, implement a cash management strategy, invest in a particular stock, bond, or segment of the market in a more efficient or less expensive way; modify the characteristics of a Fund’s portfolio investments; and/or to enhance return. However derivatives are used, their successful use is not assured and will depend upon the Sub-Adviser’s ability to predict and understand relevant market movements.
Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as OTC derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency, which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily payment system (i.e., margin requirements) operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees OTC derivatives. Therefore, each party to an OTC derivative bears the risk that the counterparty will default. Accordingly, the Funds will consider the creditworthiness of counterparties to OTC derivatives in the same manner, as they would review the credit quality of a security to be purchased by the Funds. OTC derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.
Risks of Derivatives in General
Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit a Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as a Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.
The value of some derivative instruments in which a Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of a Fund, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Adviser or Sub-Adviser to forecast interest rates and other economic factors correctly. If the Adviser or a Sub-Adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, a Fund could be exposed to the risk of loss.

A Fund might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If the Adviser or a Sub-Adviser incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy for the Funds, the Funds might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Funds to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of the Funds to close out or to liquidate its derivatives positions. In addition, a Fund’s use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed as ordinary income tax rates) than if it had not used such instruments.
There can be no assurance that the use of derivative instruments will benefit a Fund.
Commodity Pool Operator (“CPO”) Exclusion
The Adviser, on behalf of the Funds, has claimed an exclusion from the definition of a CPO under the Commodity Exchange Act and therefore is not subject to registration or regulation as a CPO with respect to the Funds.
In February 2012, the CFTC adopted regulatory changes that may impact a Fund by subjecting a Fund’s Adviser or Sub-Adviser to registration with the CFTC as a CPO and commodity trading adviser (”CTA”) of the Fund, unless the Fund is able to comply with certain trading and marketing limitations on its investments in futures, many OTC derivatives and certain other instruments. If a Fund’s Adviser or Sub-Adviser becomes subject to CFTC registration as a CPO and CTA, the disclosure and operations of the Fund would need to comply with applicable CFTC regulations. Compliance with these additional registration and regulatory requirements may increase Fund expenses. In August 2013, the CFTC adopted final regulations designed to harmonize obligations of CPOs under CFTC Part 4 Regulations. The final regulations potentially mitigate certain disclosure and operational burdens if CPO registration were required for a Fund’s Adviser.
Limitations and Risks on Futures Contracts and Related Options
The purchase of options involves certain risks. If a put option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price, the Fund will lose its entire investment in the option. Also, where a put option is purchased to hedge against price movements in a particular security, the price of the put option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position. Positions in futures contracts and related options may be closed out only on an exchange that provides a secondary market for such contracts or options. A Fund will enter into an option or futures position only if there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular option or futures contract at any specific time. Thus, it may not be possible to close out a futures or related option position. In the case of a futures position, in the event of adverse price movements a Fund would continue to be required to make daily margin payments. In this situation, if a Fund has insufficient cash to meet daily margin requirements it may have to sell portfolio securities at a time when it may be disadvantageous to do so. In addition, a Fund may be required to take or make delivery of the securities underlying the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on a Fund’s ability to hedge its portfolio effectively.
There are several risks in connection with the use of futures contracts as a hedging device. While hedging can provide protection against an adverse movement in market prices, it can also preclude a hedger’s opportunity to benefit from a favorable market movement. In addition, investing in futures contracts and options on futures contracts will cause a Fund to incur additional brokerage commissions and may cause an increase in the Fund’s portfolio turnover rate. The successful use of futures contracts and related options also depends on the ability of the Adviser or Sub-Adviser to forecast correctly the direction and extent of market movements within a given time frame. To the extent market prices remain stable during the period a futures contract or option is held by a Fund or such prices move in a direction opposite to that anticipated the Fund may realize a loss on the hedging transaction that is not offset by an increase in the value of its portfolio securities. As a result, the return of a Fund for the period may be less than if it had not engaged in the hedging transaction.
The use of futures contracts involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the securities that are being hedged. If the price of the futures contract moves more or less than the price of the securities being hedged, a Fund will experience a gain or loss that will not be completely offset by movements in the price of the securities. It is possible that, where a Fund has sold futures contracts to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund’s portfolio may decline. If this occurred, a Fund would lose money on the futures contract and would also experience a decline in value in its portfolio securities. Where futures are purchased to hedge against a possible increase in the prices of securities before the Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline; if the Fund then determines not to invest in securities (or options) at that time because of concern as to possible further market decline or for other reasons, a Fund will realize a loss on the futures that would not be offset by a reduction in the price of the securities purchased.
The market prices of futures contracts may be affected if participants in the futures market elect to close out their contracts through off-setting transactions rather than to meet margin deposit requirements. In such a case, distortions in the normal relationship between the cash and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of the underlying securities rather than to engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends may still not result in a successful transaction.
Compared to the purchase or sale of futures contracts, the purchase of put or call options on futures contracts involves less potential risk for a Fund because the maximum amount at risk is the premium paid for the options plus transaction costs. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to a Fund while the purchase or sale of the futures contract would not have resulted in a loss, such as when there is no movement in the price of the underlying securities.
Foreign Currency Futures Contracts
Foreign currency futures contracts may be used for hedging purposes. A foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a foreign currency at a specified price and time. A public market exists in futures contracts covering several foreign currencies, including the Australian dollar, the Canadian dollar, the British pound, the Japanese yen, the Swiss franc, and certain multinational currencies such as the European euro. Other foreign currency futures contracts are likely to be developed and traded in the future.
Forward Currency Contracts
Forward currency contracts are entered into in anticipation of changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. For example, a Fund might purchase a particular currency or enter into a forward currency contract to preserve the U.S. dollar price of securities it intends to or has contracted to purchase. Alternatively, it might sell a particular currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities it intends to or has contracted to sell. Although this strategy could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain from an increase in the value of the currency.
Futures Contracts and Options on Futures Contracts
A futures contract is an agreement between two parties to buy and sell a security or commodity for a set price on a future date. These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security or commodity. An option on a futures contract gives the holder of the option the right to buy or sell a position in a futures contract to the writer of the option, at a specified price and on or before a specified expiration date.
A Fund may invest in futures contracts and options thereon (“futures options”) including such contracts or options with respect to, but not limited to, interest rates, commodities and security or commodity indices. To the extent that a Fund may invest in foreign currency-denominated securities, it may also invest in foreign currency futures contracts and options thereon.
An interest rate, commodity, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, commodity, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering a number of indices as well as financial instruments and foreign currencies including: the S&P 500® Index; the S&P MidCap 400; the Nikkei 225; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; and certain multi-national currencies, such as the euro. It is expected that other futures contracts will be developed and traded in the future.
A Fund may purchase and write call and put futures options, as specified for that Fund in this SAI or the Prospectus. Futures options possess many of the same characteristics as options on securities and indices (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.
A Fund intends generally to limit its use of futures contracts and futures options to “bona fide hedging” transactions, as such term is defined in applicable regulations, interpretations, and practice. For example, a Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund’s securities or the price of the securities, which the Fund intends to purchase. A Fund’s hedging activities may include sales of futures contracts as an offset against the effect of expected increases in interest rates, and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce a Fund’s exposure to interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.
A Fund will only enter into futures contracts and futures options, which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of assets determined to be liquid by a Fund’s Adviser or Sub-Adviser in accordance with procedures established by the Board (“initial margin”). The initial margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Initial margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to a Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day a Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily NAV, each Fund will mark to market its open futures positions.
A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by a Fund.
Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument with the same delivery date. If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.
A covered straddle consists of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet a Fund’s immediate obligations. A Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, a Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”
Financial Futures Contracts and Related Options
Financial futures contracts and related options may be used to hedge against changes in the market value of portfolio securities or securities intended to be purchased. A Fund could purchase a financial futures contract (such as an interest rate futures contract or securities index futures contract) to protect against a decline in the value of its portfolio or to gain exposure to securities which the Fund otherwise wishes to purchase. Hedging is accomplished when an investor takes a position in the futures market opposite to his cash market position. There are two types of hedges: (i) long (or buying) hedges; and (ii) short (or selling) hedges. Historically, prices in the futures market have tended to move in concert with cash market prices, and prices in the futures market have maintained a fairly predictable relationship to prices in the cash market. Thus, a decline in the market value of securities in a Fund’s portfolio may be protected against to a considerable extent by gains realized on futures contracts sales. Similarly, it is possible to protect against an increase in the market price of securities that a Fund may wish to purchase in the future by purchasing futures contracts.
Financial futures contracts, which are traded on a recognized exchange or board of trade, may be used. Financial futures contracts consist of interest rate futures contracts and securities index futures contracts. A public market presently exists in interest rate futures contracts covering long-term U.S. Treasury bonds, U.S. Treasury notes, three-month U.S. Treasury bills, and GNMA Certificates. Securities index futures contracts are currently traded with respect to the S&P 500® Index and such other broad-based stock market indices as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Price Index. A clearing corporation associated with the exchange or board of trade on which a financial futures contract trades assumes responsibility for the completion of transactions and also guarantees that open futures contracts will be performed.
An interest rate futures contract obligates the seller of the contract to deliver, and the purchaser to take delivery of, the interest rate securities called for in the contract at a specified future time and at a specified price. A stock index assigns relative values to the common stocks included in the index, and the index fluctuates with changes in the market values of the common stocks so included. A stock index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. An option on a financial futures contract gives the purchaser the right to assume a position in the contract (a long position if the option is a call and short position if the option is a put) at a specified exercise price at any time during the period of the option.
In contrast to the situation when a Fund purchases or sells a security, no security is delivered or received by the Fund upon the purchase or sale of a financial futures contract. Initially, a Fund will be required to segregate with its custodian bank an amount of cash and/or liquid assets. This amount is known as initial margin and is in the nature of a performance bond or good faith deposit on the contract. The current initial margin deposit required per contract is approximately 5% of the contract amount. Brokers may establish deposit requirements higher than this minimum. Subsequent payments, called variation margin, will be made to and from the account on a daily basis as the price of the futures contract fluctuates. This process is known as marking to market. At the time of purchase of a futures contract or a call option on a futures contract, an amount of cash, U.S. government securities or other appropriate high-grade securities equal to the market value of the futures contract minus a Fund’s initial margin deposit with respect thereto will be segregated with the Fund’s custodian bank to collateralize fully the position and thereby ensure that it is not leveraged. The extent to which a Fund may enter into financial futures contracts and related options may also be limited by the requirements of the Code for qualification as a RIC.
The writer of an option on a futures contract is required to deposit margin pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s margin account. This amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.
Although financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out is accomplished by effecting an offsetting transaction. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of securities and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller immediately would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller immediately would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same securities and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss.
A Fund will pay commissions on financial futures contracts and related options transactions. These commissions may be higher than those that would apply to purchases and sales of securities directly.
Limitations on Use of Futures and Futures Options
In general, a Fund intends to enter into positions in futures contracts and related options only for “bona fide hedging” purposes. When purchasing a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Fund’s Adviser or Sub-Adviser in accordance with procedures established by the Board that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, a Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund.
When selling a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets, determined to be liquid by the Fund’s Adviser or Sub-Adviser in accordance with procedures established by the Board, that are equal to the market value of the instruments underlying the contract. Alternatively, a Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund’s custodian).
When selling a call option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Fund’s Adviser or Sub-Adviser in accordance with procedures established by the Board, that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, a Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.
When selling a put option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Fund’s Adviser or Sub-Adviser in accordance with procedures established by the Board, that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, a Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.
To the extent that securities with maturities greater than one year are used to segregate assets to cover a Fund’s obligations under the futures contracts and related options, such use will not eliminate the risk of a form of leverage, which may tend to exaggerate the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio, and may require liquidation of portfolio positions when it is not advantageous to do so. However, any potential risk of leverage resulting from the use of securities with maturities greater than one year may be mitigated by the overall duration limit on a Fund’s portfolio securities. Thus, the use of a longer-term security may require a Fund to hold offsetting short-term securities to balance the Fund’s portfolio such that the Fund’s duration does not exceed the maximum permitted for the Fund in the Prospectus.
The requirements for qualification as a RIC also may limit the extent to which a Fund may enter into futures, futures options, or forward contracts.
Risks Associated with Futures and Futures Options
There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in a Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.
Future exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holder of futures contracts to substantial losses.
There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position, and that Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.
Index-, Currency-, and Equity-Linked Debt Instruments
“Index-linked” or “commodity-linked” notes are debt securities of companies that call for interest payments and/or payment at maturity in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity. Principal and/or interest payments on an index-linked note depend on the performance of one or more market indices, such as the S&P 500® Index or a weighted index of commodity futures such as crude oil, gasoline, and natural gas. They may also invest in “equity-linked” and “currency-linked” debt securities. At maturity, the principal amount of an equity-linked debt security is exchanged for common stock of the issuer or is payable in an amount based on the issuer’s common stock price at the time of maturity. Currency-linked debt securities are short-term or intermediate term instruments having a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies. Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index.
Index- and currency-linked securities are derivative instruments, which may entail substantial risks. Such instruments may be subject to significant price volatility. The company issuing the instrument may fail to pay the amount due on maturity. The underlying investment or security may not perform as expected by the Adviser or Sub-Adviser. Markets, underlying securities and indices may move in a direction that was not anticipated by the Adviser or Sub-Adviser. Performance of the derivatives may be influenced by interest rate and other market changes in the United States and abroad. Certain derivative instruments may be illiquid. (See “Restricted Securities, Illiquid Securities, and Liquidity Requirements.”)
Options
A Fund may purchase and sell both put and call options on fixed-income or other securities or indices in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an OTC market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.
An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)
A Fund may purchase these securities for the purpose of increasing its return on such securities and/or to protect the value of its portfolio. A Fund may also write combinations of put and call options on the same security, known as “straddles.” Such transactions can generate additional premium income but also present increased risk. A Fund may also purchase put or call options in anticipation of market fluctuations which may adversely affect the value of its portfolio or the prices of securities that the Fund wants to purchase at a later date. A Fund may sell call and put options only if it takes certain steps to cover such options or segregates assets, in accordance with regulatory requirements, as described below.
In the case of a call option on a security, the option is “covered” if a Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Sub-Adviser in accordance with procedures established by the Board, in such amount are segregated by its custodian) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if a Fund maintains with its custodian assets determined to be liquid by the Sub-Adviser in accordance with procedures established by the Board, in an amount equal to the contract value of the index. A call option is also covered if a Fund holds a call on the same security or index as the call written where the exercise price of the call held is: (i) equal to or less than the exercise price of the call written; or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Sub-Adviser in accordance with procedures established by the Board. A put option on a security or an index is “covered” if a Fund segregates assets determined to be liquid the Sub-Adviser in accordance with procedures established by the Board equal to the exercise price. A put option is also covered if a Fund holds a put on the same security or index as the put written where the exercise price of the put held is: (i) equal to or greater than the exercise price of the put written; or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Sub-Adviser in accordance with procedures established by the Board.
Effecting a closing transaction in the case of a sold call option will permit a Fund to sell another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a sold put option will permit the Fund to sell another put option to the extent that the exercise price thereof is secured by liquid securities in a segregated account (or earmarked on its records). Such transactions permit a Fund to generate additional premium income, which will partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any subject to the option to be used for other investments of a Fund, provided that another option on such security is not sold.
A Fund will realize a profit from a closing transaction if the premium paid in connection with the closing of an option sold by the Fund is less than the premium received from selling the option, or if the premium received in connection with the closing of an option by the Fund is more than the premium paid for the original purchase. Conversely, a Fund will suffer a loss if the premium paid or received in connection with a closing transaction is more or less, respectively, than the premium received or paid in establishing the option position. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option previously sold by the Fund is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.
A Fund may sell options in connection with buy-and-write transactions; that is, a Fund may purchase a security and then sell a call option against that security. The exercise price of the call a Fund determines to sell will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below (“in-the-money”), equal to (“at-the-money”), or above (“out-of-the-money”) the current value of the underlying security at the time the option is sold. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will decline moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from selling the call option plus the appreciation in the market price of the underlying security, up to the exercise price, will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a Fund’s maximum gain will be the premium received by it for selling the option, adjusted upwards or downwards by the difference between the Fund’s purchase price of the security and the exercise price, less related transaction costs. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.
The selling of put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund’s gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, a Fund may elect to close the position or retain the option until it is exercised, at which time a Fund will be required to take delivery of the security at the exercise price; the Fund’s return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price, which could result in a loss. Out-of-the-money, at-the-money, and in-the-money put options may be used by a Fund in the same market environments that call options are used in equivalent buy-and-write transactions.
A Fund may also sell combinations of put and call options on the same security, known as “straddles,” with the same exercise price and expiration date. By entering into a straddle, a Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and a Fund will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or in part, by the premiums received on the writing of the call options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. Straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.
By selling a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security, above the exercise price of the option. By selling a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value. The selling of options on securities will not be undertaken by a Fund solely for hedging purposes, and could involve certain risks which are not present in the case of hedging transactions. Moreover, even where options are sold for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.
A Fund may purchase options for hedging purposes or to increase its return. Put options may be purchased to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit a Fund to sell the securities at the exercise price, or to close out the options at a profit. By using put options in this way, a Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.
A Fund may purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such increase occurs, the call option will permit a Fund to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to a Fund.

In certain instances, a Fund may enter into options on U.S. Treasury securities which provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option. Like other types of options, these transactions, which may be referred to as “reset” options or “adjustable strike” options, grant the purchaser the right to purchase (in the case of a “call”), or sell (in the case of a “put”), a specified type and series of U.S. Treasury security at any time up to a stated expiration date (or, in certain instances, on such date). In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a “reset” option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security. As a result, the strike price of a “reset” option, at the time of exercise, may be less advantageous to a Fund than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termination, rather than the initiation, of the option. If the premium is paid at termination, a Fund assumes the risk that: (i) the premium may be less than the premium which would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying U.S. Treasury security over the term of the option and adjustments made to the strike price of the option; and (ii) the option purchaser may default on its obligation to pay the premium at the termination of the option.
A Fund may also sell combinations of put and call options on the same security, known as “straddles,” with the same exercise price and expiration date. By entering into a straddle, a Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and a Fund will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or in part, by the premiums received on the writing of the call options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. Straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.
Exchange-Traded/OTC Options
A Fund may purchase and sell options that are traded on U.S. and foreign exchanges and options traded OTC with broker-dealers who make markets in these options. The ability to terminate OTC options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Transactions by a Fund in options will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facility or are held in one or more accounts or through one or more brokers. Thus, the number of options which a Fund may write or purchase may be affected by options written or purchased by other investment advisory clients. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions. While a Fund seeks to enter into OTC options only with dealers who can enter into closing transactions with the Fund, no assurance exists that the Fund will at any time be able to liquidate an OTC option at a favorable price at any time prior to expiration. If a Fund, as a covered OTC/call option writer, cannot effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, a Fund may be unable to liquidate an OTC option. With respect to options written by a Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because a Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets that it has segregated to secure the position while it is obligated under the option. This requirement may impair a Fund’s ability to sell Fund securities at a time when such sale might be advantageous. For thinly traded derivative instruments, the only source of price quotations may be the selling dealer or counterparty.
Foreign Currency Options
Foreign currency options are used separately or in combination to control currency volatility. A put or call option on a foreign currency gives the purchaser of the option the right to sell or purchase a foreign currency at the exercise price until the option expires. Among the strategies employed to control currency volatility is an option collar. An option collar involves the purchase of a put option and the simultaneous sale of call option on the same currency with the same expiration date but with different exercise (or “strike”) prices. Generally, the put option will have an out-of-the-money strike price, while the call option will have either an at-the-money strike price or an in-the-money strike price. Foreign currency options are derivative securities. Currency options traded on U.S. or other exchanges may be subject to position limits, which may limit the ability of the Funds to reduce foreign currency risk using such options.
As with other kinds of option transactions, writing options on foreign currency constitutes only a partial hedge, up to the amount of the premium received. The Funds could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund’s position, the Fund may forfeit the entire amount of the premium plus related transaction costs.
Put and Call Options:
Put and call options are derivative securities traded on U.S. and foreign exchanges or OTC. Except as indicated in “Portfolio Hedging,” the Funds will engage in trading of such derivative securities exclusively for non-speculative hedging purposes.
If a put option is purchased, a Fund acquires the right to sell the underlying security at a specified price at any time during the term of the option (for “American-style” options) or on the option expiration date (for “European-style” options). Purchasing put options may be used as a portfolio investment strategy when the Adviser or Sub-Adviser perceives significant short-term risk but substantial long-term appreciation for the underlying security. The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement. If a Fund holds a stock which the Adviser or Sub-Adviser believes has strong fundamentals, but for some reason may be weak in the near term, the Fund may purchase a put option on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option. Consequently, a Fund will exercise the put only if the price of such security falls below the strike price of the put. The difference between the put’s strike price and the market price of the underlying security on the date a Fund exercises the put, less transaction costs, is the amount by which the Fund hedges against a decline in the underlying security. If during the period of the option the market price for the underlying security remains at or above the put’s strike price, the put will expire worthless, representing a loss of the price the Fund paid for the put, plus transaction costs. If the price of the underlying security increases, the premium paid for the put option less any amount for which the put may be sold reduces the profit the Fund realizes on the sale of the securities.
If a call option is purchased, it acquires the right to purchase the underlying security at a specified price at any time during the term of the option. The purchase of a call option is a type of insurance policy to hedge against losses that could occur if a Fund has a short position in the underlying security and the security thereafter increases in price. A Fund will exercise a call option only if the price of the underlying security is above the strike price at the time of exercise. If during the option period the market price for the underlying security remains at or below the strike price of the call option, the option will expire worthless, representing a loss of the price paid for the option, plus transaction costs. If a Fund purchases the call option to hedge a short position in the underlying security and the price of the underlying security thereafter falls, the premium paid for the call option less any amount for which such option may be sold reduces the profit the Fund realizes on the cover of the short position in the security.
Prior to exercise or expiration, an option may be sold when it has remaining value by a purchaser through a “closing sale transaction,” which is accomplished by selling an option of the same series as the option previously purchased. A Fund generally will purchase only those options for which the Adviser or Sub-Adviser believes there is an active secondary market to facilitate closing transactions.
Stock Index Options
A Fund may purchase and sell call and put options on stock indices. A Fund generally may sell options on stock indices for the purpose of increasing gross income and to protect a Fund against declines in the value of securities they own or increases in the value of securities to be acquired, although a Fund may also purchase put or call options on stock indices in order, respectively, to hedge its investments against a decline in value or to attempt to reduce the risk of missing a market or industry segment advance. A Fund’s possible loss in either case will be limited to the premium paid for the option, plus related transaction costs. The index underlying a stock index option may be a “broad-based” index, such as the S&P 500® Index or the New York Stock Exchange Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based on narrower market indices, such as the S&P’s 100 Index, or on indices of securities of particular industry groups, such as those of oil and gas or technology companies. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks so included. The composition of the index is changed periodically.
In contrast to an option on a security, an option on a stock index provides the holder with the right but not the obligation to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is equal to: (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied; by (ii) a fixed “index multiplier.”
A Fund may sell call options on stock indices if it owns securities whose price changes, in the opinion of the Sub-Adviser, are expected to be similar to those of the underlying index, or if it has an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian or earmarked on its records) upon conversion or exchange of other securities in its portfolio. When a Fund covers a call option on a stock index it has sold by holding securities, such securities may not match the composition of the index and, in that event, a Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. A Fund may also sell call options on stock indices if it holds a call on the same index and in the same principal amount as the call sold when the exercise price of the call held: (a) is equal to or less than the exercise price of the call sold; or (b) is greater than the exercise price of the call sold if the difference is maintained by a Fund in liquid securities in a segregated account with its custodian (or earmarked on its records). A Fund may sell put options on stock indices if it maintains liquid securities with a value equal to the exercise price in a segregated account with its custodian (or earmarked on its records), or by holding a put on the same stock index and in the same principal amount as the put sold when the exercise price of the put is equal to or greater than the exercise price of the put sold if the difference is maintained by a Fund in liquid securities in a segregated account with its custodian (or earmarked on its records). Put and call options on stock indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.
A Fund will receive a premium from selling a put or call option, which increases the Fund’s gross income in the event the option expires unexercised or is closed out at a profit. If the value of an index on which a Fund has sold a call option falls or remains the same, a Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, a Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Fund’s stock investments. By selling a put option, a Fund assumes the risk of a decline in the index. To the extent that the price changes of securities owned by a Fund correlate with changes in the value of the index, selling covered put options on indices will increase the Fund’s losses in the event of a market decline, although such losses will be offset in part by the premium received for selling the option.

A Fund may also purchase put options on stock indices to hedge its investments against a decline in value. By purchasing a put option on a stock index, a Fund will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of a Fund’s investments does not decline as anticipated, or if the value of the option does not increase, the Fund’s loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Fund’s security holdings.
The purchase of call options on stock indices may be used by a Fund to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment at a time when the Fund holds un-invested cash or short-term debt instruments awaiting investment. When purchasing call options for this purpose, a Fund will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when a Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities a Fund owns.
The distinctive characteristics of options on stock indices create certain risks not found in stock options generally. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of stock prices in the stock market generally rather than movements in the price of a particular stock. Accordingly, successful use by a Fund of options on a stock index depends on the Adviser’s or Sub-Adviser’s ability to predict correctly movements in the direction of the stock market generally. This requires different skills and techniques than predicting changes in the price of individual stocks.
Index prices may be distorted if circumstances disrupt trading of certain stocks included in the index, such as if trading were halted in a substantial number of stocks included in the index. If this happens, a Fund could be unable to close out options, which it had purchased, and if restrictions on exercise were imposed, the Fund might be unable to exercise an option it holds, which could result in substantial losses to the Fund. The funds purchase put or call options only with respect to an index which the Adviser or Sub-Adviser believes includes a sufficient number of stocks to minimize the likelihood of a trading halt in the index.
Straddles
A straddle is a combination of put and call options on the same underlying security used for hedging purposes to adjust the risk and return characteristics of a Fund’s overall position. A possible combined position would involve writing a covered call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written covered call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
By entering into a straddle, a Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and a Fund will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or in part, by the premiums received on the writing of the call options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. Straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.
Risks of Investing in Options on Securities and Indices
There are several risks associated with transactions in options on securities and indices. Options may be more volatile than the underlying instruments and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of option of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options) in which event the secondary market on that exchange (or in that class or series of options) would cease to exist although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.
A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The extent to which a Fund may enter into options transactions may be limited by the Code requirements for qualification of the Fund as a RIC. (See “Tax Considerations.”)
In addition, foreign option exchanges do not afford participants many of the protections available in U.S. option exchanges. For example, there may be no daily price fluctuation limits in such exchanges or markets and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, a Fund as an option writer could lose amounts substantially in excess of its initial investment due to the margin and collateral requirements typically associated with such option writing. (See “Exchange-Traded/OTC Options.”)

Risks Associated with Options
During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.
There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, a Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.
If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, a Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by a Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund’s securities during the period the option was outstanding.
Options on securities, futures contracts and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal, and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) lesser trading volume.
Swap Transactions and Options on Swap Transactions
A Fund will enter into swap transactions with appropriate counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between a Fund and that counterparty under that master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable in the same currency in respect to one or more swap transactions, the net amount payable on that date in that currency shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the swaps with that party. Under such agreements, if there is a default resulting in a loss to one party, the measure of that party’s damages is calculated by reference to the average cost of a replacement swap with respect to each swap (i.e., the mark-to-market value at the time of the termination of each swap). The gains and losses on all swaps are then netted and the result is the counterparty’s gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination are generally to as “aggregation.”
In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return or some other amount) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor.
The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities or commodities representing a particular index).
Bilateral swap agreements are two-party contracts entered into primarily by institutional investors. Cleared swaps are transacted through futures commission merchants that are members of central clearinghouses with the clearinghouse serving as central counterparty similar to transactions in futures contracts. Funds post initial and variation margin to support their obligations under cleared swaps by making payments to their clearing member futures commission merchants.
Certain standardized swaps are subject to mandatory central clearing. Central clearing is expected to reduce counterparty credit risk and increase liquidity, but central clearing does not make swap transactions risk free. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on the CFTC approval of contracts for central clearing.
Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. Consistent with a Fund’s investment objectives and general investment policies, the Fund may invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a Fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, a Fund may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, a Fund may pay an adjustable or floating fee. With a “floating” rate, the fee may be pegged to a base rate, such as the LIBOR, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, a Fund may be required to pay a higher fee at each swap reset date.
Most swap agreements entered into by a Fund would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by the Sub-Adviser in accordance with procedures established by the Board, to avoid any potential leveraging of the Fund’s portfolio. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of a Fund’s investment restriction concerning senior securities. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund’s total assets.
A Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream it may be obligated to pay.
A Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors, and collars are entered into for good faith hedging purposes, the Sub-Adviser and a Fund believe such obligations do not constitute senior securities under the 1940 Act, and, accordingly, will not treat them as being subject to its borrowing restrictions. A Fund will not enter into any swap, cap, floor, or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody’s or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the Sub-Adviser. If there is a default by the counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors, and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.
Credit Default Swaps
A Fund may enter into credit default swap agreements. The buyer in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation. A Fund may be either the buyer or seller in a credit default swap transaction. If a Fund is a buyer and no event of default occurs, the Fund will lose its investment and recover nothing. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. In accordance with procedures established by the Board, if a Fund is the buyer in a credit default swap transaction no assets will be segregated but if the Fund is the seller in a credit default swap transaction assets will be segregated in an amount equal to the full notional value of the transaction. Credit default swap transactions involve greater risks than if a Fund had invested in the reference obligation directly.
A Fund may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, a Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, a Fund would be subject to investment exposure on the notional amount of the swap.
A Fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt instruments held it its portfolio, in which case a Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk – which the seller may fail to satisfy its payment obligations to a Fund in the event of a default.
A Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a Fund anticipates purchasing at a later date.
Cross-Currency Swaps
Cross-currency swaps are contracts between two counterparties to exchange interest and principal payments in different currencies. A cross-currency swap normally has an exchange of principal at maturity (the final exchange); an exchange of principal at the start of the swap (the initial exchange) is optional. An initial exchange of notional principal amounts at the spot exchange rate serves the same function as a spot transaction in the foreign exchange market (for an immediate exchange of foreign exchange risk). An exchange at maturity of notional principal amounts at the spot exchange rate serves the same function as a forward transaction in the foreign exchange market

(for a future transfer of foreign exchange risk). The currency swap market convention is to use the spot rate rather than the forward rate for the exchange at maturity. The economic difference is realized through the coupon exchanges over the life of the swap. In contrast to single currency interest rate swaps, cross-currency swaps involve both interest rate risk and foreign exchange risk.
Currency Exchange Swaps
To the extent a Fund may invest in foreign currency-denominated securities, it may also invest in currency exchange rate swap agreements. A Fund may also enter into options on swap agreements (“swap options”). A Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.
Interest Rate Swaps
Interest rate swaps are contracts between two entities (“counterparties”) to exchange interest payments (of the same currency) between the parties. In the most common interest rate swap structure; one counterparty will agree to make floating rate payments to the other counterparty, which in turn makes fixed rate payments to the first counterparty. Interest payments are determined by applying the respective interest rates to an agreed upon amount, referred to as the “notional principal amount.” In most such transactions, the floating rate payments are tied to the LIBOR, which is the offered rate for short-term Eurodollar deposits between major international banks. As there is no exchange of principal amounts, an interest rate swap is not an investment or a borrowing.
An interest rate or currency swap involves an agreement between a Fund and another party to exchange payments calculated as if they were interest on a specified (“notional”) principal amount (e.g., an exchange of floating rate payments by one party for fixed rate payments by the other). An interest rate cap or floor entitles the purchaser, in exchange for a premium, to receive payments of interest on a notional principal amount from the seller of the cap or floor, to the extent that a specified reference rate exceeds or falls below a predetermined level. A Fund usually enters into such transactions on a “net” basis, with the Fund receiving or paying, as the case may be, only the net amount of the two payment streams. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis, and an amount of cash or high-quality liquid securities having an aggregate NAV at least equal to the accrued excess is maintained in a segregated account by the Trust’s custodian. If a Fund enters into a swap on other than a net basis, or sells caps or floors, the Fund maintains a segregated account in the full amount accrued on a daily basis of the Fund’s obligations with respect to the transaction. Such segregated accounts are maintained in accordance with applicable regulations of the SEC.
Securities Swaps
A securities swap is a technique primarily used to indirectly participate in the securities market of a country from which a Fund would otherwise be precluded for lack of an established securities custody and safekeeping system. A Fund deposits an amount of cash with its custodian (or the broker, if legally permitted) in an amount equal to the selling price of the underlying security. Thereafter, a Fund pays or receives cash from the broker equal to the change in the value of the underlying security.
Swap Option
A swap option is a contract that gives one counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. It is different from a forward swap, which is a commitment to enter into a swap that starts at some future date with specified rates. A swap option may be structured European-style (exercisable on the pre-specified date) or American-style (exercisable during a designated period). The right pursuant to a swap option must be exercised by the right holder. The buyer of the right to a swap option is said to own a call.
Each Fund that may engage in swaps may write (sell) and purchase put and call swap options.
Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swap option, upon exercise of the option a Fund will become obligated according to the terms of the underlying agreement.
Total Return Swaps
A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to the Fund’s portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to the Fund thereunder and conversely, that the Fund will not be able to meet its obligation to the counterparty.

Interest Rate Caps and Interest Rate Floors.
An interest rate cap is a right to receive periodic cash payments over the life of the cap equal to the difference between any higher actual level of interest rates in the future and a specified strike (or “cap”) level. The cap buyer purchases protection for a floating rate move above the strike. An interest rate floor is the right to receive periodic cash payments over the life of the floor equal to the difference between any lower actual level of interest rates in the future and a specified strike (or “floor”) level. The floor buyer purchases protection for a floating rate move below the strike. The strikes are typically based on the three-month LIBOR (although other indices are available) and are measured quarterly. Rights arising pursuant to both caps and floors are exercised automatically if the strike is in the money. Caps and floors eliminate the risk that the buyer fails to exercise an in-the-money option.
A Fund will not enter into any of these derivative transactions unless the unsecured senior debt or the claims paying ability of the other party to the transaction is rated at least “high quality” at the time of purchase by at least one of the established rating agencies. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and agents utilizing standard swap documentation, and the Adviser or Sub-Adviser has determined that the swap market has become relatively liquid. Swap transactions do not involve the delivery of securities or other underlying assets or principal, and the risk of loss with respect to such transactions is limited to the net amount of payments that the Fund is contractually obligated to make or receive. Caps and floors are more recent innovations for which standardized documentation has not yet been developed; accordingly, they are less liquid than swaps. Caps and floors purchased by a Fund are considered to be illiquid assets.
Risks of Investing in Swap Agreements or Swap Options
Whether a Fund’s use of swap agreements or swap options will be successful in furthering its investment objective of total return will depend on the Sub-Adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, OTC swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under an OTC swap agreement in the event of the default or bankruptcy of swap agreement counterparty. A Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund’s repurchase agreement guidelines). Certain restrictions imposed on a Fund by the Code, the CFTC’s regulations and the Fund’s regulatory status may limit the Fund’s ability to use swap agreements. It is possible that developments in the swaps market, including potential additional government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.
The risks associated with OTC interest rate and currency swaps and interest rate caps and floors are similar to those described above with respect to OTC Options. In connection with such transactions, a Fund relies on the other party to the transaction to perform its obligations pursuant to the underlying agreement. If there were a default by the other party to the transaction, a Fund would have contractual remedies pursuant to the agreement, but could incur delays in obtaining the expected benefit of the transaction or loss of such benefit. In the event of insolvency of the other party, the Fund might be unable to obtain its expected benefit. In addition, while each Fund will seek to enter into such transactions only with parties which are capable of entering into closing transactions with the Fund, there can be no assurance that a Fund will be able to close out such a transaction with the other party, or obtain an offsetting position with any other party, at any time prior to the end of the term of the underlying agreement. This may impair a Fund’s ability to enter into other transactions at a time when doing so might be advantageous.
Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.
Depending on a Fund’s size and other factors, the margin required under the rules of the clearinghouse and by the clearing member for a cleared swap may be in excess of the collateral required to be posted by the Fund to support its obligations under a similar uncleared swap. However, regulators are expected to adopt rules imposing certain margin requirements, including minimums, on uncleared swaps in the near future, which could reduce this distinction. Regulators are also in the process of developing rules that would require trading and execution of most liquid swaps on trading facilities. Moving trading to an exchange-type system may increase market transparency and liquidity but may require a Fund to incur increased expenses to access the same types of swaps. Rules adopted in 2012 also require centralized reporting of detailed information about many types of cleared and uncleared swaps. Reporting of swap data may result in greater market transparency, but may subject a Fund to additional administrative burdens and the safeguards established to protect trader anonymity may not function as expected.
Regulators may impose limits on an entity’s or group of entities’ holdings in certain swaps.
Synthetic Convertible Securities
Synthetic convertible securities are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a Fund may purchase a non-convertible debt security and a warrant or option, which enables the Fund to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, the Fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. A Fund may only invest in synthetic convertibles with respect to companies whose corporate debt instruments are rated “A” or higher by an NRSRO such as Moody’s or S&P and is subject to the Fund’s overall limitations on investment in illiquid securities.
Warrants
A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of a Fund’s entire investment therein).
Index Warrants
Put and call index warrants are instruments whose values vary depending on the change in the value of one or more specified securities indices (“Index Warrants”). Index Warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer, based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the Index Warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise, based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise, based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If a Fund were not to exercise an Index Warrant prior to its expiration, then the Fund would lose the amount of the purchase price paid by it for the warrant. Certain funds will normally use Index Warrants in a manner similar to their use of options on securities indices. The risks of using Index Warrants are generally similar to those relating to its use of index options. Unlike most index options, however, Index Warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution that issues the warrant. Also, Index Warrants generally have longer terms than index options. Index Warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of Index Warrants may limit a Fund’s ability to exercise the warrants at such time, or in such quantities, as the Fund would otherwise wish to do.
OTHER RISKS
Cyber Security Issues
The Voya family of funds, and their service providers, may be prone to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber-attacks affecting the funds or their service providers may adversely impact the funds. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the funds’ ability to calculate their NAVs, cause the release of private shareholder information or confidential business information, impede trading, subject the funds to regulatory fines or financial losses and/or cause reputational damage. The funds may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issues or securities in which the funds may invest, which could result in material adverse consequences for such issuers and may cause the funds’ investment in such companies to lose value. In addition, substantial costs may be incurred in order to prevent any cyber-attacks in the future. While the funds have established business continuity plans in the event of, and risk management systems to prevent, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the funds cannot control the cyber security plans and systems put in place by service providers to the funds and issuers in which the funds invest. The funds and their shareholders could be negatively impacted as a result.
INVESTMENT TECHNIQUES
Borrowing
A Fund may borrow from banks. If a Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a Fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage. Under the 1940 Act, each Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund’s holdings may be disadvantageous from an investment standpoint.
Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or a Fund’s NAV, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds. Borrowing may be done for any purpose permitted by the 1940 Act or as permitted by a Fund’s investment policies and restrictions.

Portfolio Hedging
Hedging against changes in financial markets, currency rates, and interest rates may be utilized. One form of hedging is with derivatives. Derivatives (as described above) are instruments whose value is linked to, or derived from, another instrument, like an index or a commodity. Hedging transactions involve certain risks. Although a Fund may benefit from hedging, unanticipated changes in interest rates or securities prices may result in greater losses for the Fund than if it did not hedge. If a Fund does not correctly predict a hedge, it may lose money. In addition, a Fund pays commissions and other costs in connection with hedging transactions.
Risks Associated With Hedging Transactions
Hedging transactions have special risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, to the extent the Adviser’s or Sub-Adviser’s view as to certain market movements is incorrect, the risk that the use of a hedging transaction could result in losses greater than if it had not been used. Use of call options could result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices lower than current market values, or cause the Fund to hold a security it might otherwise sell. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Fund is engaging in portfolio hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to a Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. In addition, a Fund pays commissions and other costs in connection with such investments.
Losses resulting from the use of hedging transactions will reduce a Fund’s NAV, and possibly income, and the losses can be greater than if hedging transactions had not been used.
Risks of Hedging Transactions Outside the United States
When conducted outside the United States, hedging transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of government actions affecting trading in, or the price of, foreign securities, currencies and other instruments. The value of positions taken as part of non-U.S. hedging transactions also could be adversely affected by: (i) other complex foreign political, legal and economic factors; (ii) lesser availability of data on which to make trading decisions than in the United States; (iii) delays in the Funds’ ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) lower trading volume and liquidity.
A Fund’s options, futures, and swap transactions will generally be entered into for hedging purposes — to protect against possible changes in the market values of securities held in or to be purchased for the Fund’s portfolio resulting from securities markets, currency or interest rate fluctuations. In addition, a Fund’s derivative investments may also be used for non-hedging purposes — to protect the Fund’s unrealized gains in the values of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund’s portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchase or sale of particular securities. Each Fund’s (except Voya Emerging Markets Equity Dividend Fund and Voya Global Opportunities Fund) net loss exposure resulting from transactions entered into for each purposes will not exceed 5% of the Fund’s net assets at any one time and, to the extent necessary, the Fund will close out transactions in order to comply with this limitation. Such transactions are subject to the limitations described above under “Options,” “Futures Contracts,” and “Interest Rate and Currency Swaps.”
Repurchase Agreements
Repurchase agreements may be utilized, with respect to its portfolio securities. Such agreements may be considered to be loans by a Fund for purposes of the 1940 Act. Each repurchase agreement must be collateralized fully, in accordance with the provisions of Rule 5b-3 under the 1940 Act, at all times. Pursuant to such repurchase agreements, a Fund acquires securities from financial institutions such as brokers, dealers, and banks, subject to the seller’s agreement to repurchase and the Fund’s agreement to resell such securities at a mutually agreed upon date and price. The term of such an agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short term rates (which may be more or less than the rate on the underlying portfolio security). The securities underlying a repurchase agreement will be marked to market every business day so that the value of the collateral is at least equal to the value of the loan, including the accrued interest thereon, and the Adviser or Sub-Adviser will monitor the value of the collateral. Securities subject to repurchase agreements will be held by the custodian or in the Federal Reserve/Treasury Book Entry System or an equivalent foreign system. If the seller defaults on its repurchase obligation, a Fund holding the repurchase agreement will suffer a loss to the extent that the proceeds from a sale of the underlying securities is less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause a Fund’s rights with respect to such securities to be delayed or limited. To mitigate this risk, a Fund may only enter into repurchase agreements that qualify for an exclusion from any automatic stay of creditors’ rights against the counterparty under applicable insolvency law in the event of the counterparty’s insolvency.

Restricted Securities, Illiquid Securities, and Liquidity Requirements
Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business within seven (7) calendar days at approximately the value ascribed to it by a Fund. A Fund may invest in restricted securities governed by Rule 144A under the 1933 Act (“Rule 144A”) and other restricted securities. In adopting Rule 144A, the SEC specifically stated that restricted securities traded under Rule 144A may be treated as liquid for purposes of investment limitations if the Board (or a Fund’s Adviser acting subject to the board’s supervision) determines that the securities are in fact liquid. The Board has delegated its responsibility to Fund management to determine the liquidity of each restricted security purchased pursuant to the Rule, subject to the Board’s oversight and review. Examples of factors that will be taken into account in evaluating the liquidity of a Rule 144A security, both with respect to the initial purchase and on an ongoing basis, will include, among others: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).
A security’s illiquidity might prevent the sale of such a security at a time when the Adviser or a Sub-Adviser might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Funds to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a Fund could realize upon disposition. If institutional trading in restricted securities were to decline to limited levels, the liquidity of a Fund could be adversely affected.
Because of the nature of these securities, a considerable period of time may elapse between the Funds’ decision to dispose of these securities and the time when the Funds are able to dispose of them, during which time the value of the securities could decline. The expenses of registering restricted securities (excluding securities that may be resold by the Funds pursuant to Rule 144A under the 1933 Act may be negotiated at the time such securities are purchased by the Funds. When registration is required before the securities may be resold, a considerable period may elapse between the decision to sell the securities and the time when the Funds would be permitted to sell them. Thus, the Funds may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Funds may also acquire securities through private placements. Such securities may have contractual restrictions on their resale, which might prevent their resale by the Funds at a time when such resale would be desirable. Securities that are not readily marketable will be valued by the Funds in good faith pursuant to procedures adopted by the Trust’s Board.
Restricted securities, including private placements, are subject to legal or contractual restrictions on resale. They can be eligible for purchase without SEC registration by certain institutional investors known as “qualified institutional buyers,” and under the Funds’ procedures, restricted securities could be treated as liquid. However, some restricted securities may be illiquid and restricted securities that are treated as liquid could be less liquid than registered securities traded on established secondary markets.
The Funds may not invest more than 15% of its net assets in illiquid securities, measured at the time of investment.
The Funds treat any securities subject to restrictions on repatriation for more than seven days, and securities issued in connection with foreign debt conversion programs that are restricted as to remittance of invested capital or profit, as illiquid. Illiquid securities do not include securities that are restricted from trading on formal markets for some period of time but for which an active informal market exists, or securities that meet the requirements of Rule 144A under the 1933 Act and that, subject to the review by the Board and guidelines adopted by the Board, the Adviser or Sub-Adviser has determined to be liquid.
Reverse Repurchase Agreements and Dollar Roll Transactions
A Fund may borrow money by entering into transactions called reverse repurchase agreements. Under these arrangements, a Fund will sell portfolio securities to dealers in U.S. government securities or members of the Federal Reserve System held by the Fund, with an agreement that the Fund will repurchase such security at an agreed upon date, price and interest payment. A Fund will employ reverse repurchase agreements when necessary to meet unanticipated net redemptions so as to avoid liquidating other portfolio investments during unfavorable market conditions. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account cash and/or liquid assets having a dollar value equal to the repurchase price. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Reverse repurchase agreements, together with other permitted borrowings, may constitute up to 33 1/3% of a Fund’s total assets. Under the 1940 Act, a Fund is required to maintain continuous asset coverage of 300% with respect to borrowings and to sell (within three (3) days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of a Fund’s holdings may be disadvantageous from an investment standpoint. To the extent a Fund covers its commitment under a reverse repurchase agreement (or economically similar transaction) by the segregation of assets determined to be liquid, equal in value to the amount of the Fund’s commitment to repurchase, such an agreement will not be considered a “senior security” by the Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund. Reverse repurchase agreements involve the possible risk that the value of portfolio securities a Fund relinquishes may decline below the price the Fund must pay when the transaction closes. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or a Fund’s NAV, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.
A Fund may engage in dollar roll transactions with respect to mortgage securities issued by GNMA, FNMA, and FHLMC in order to enhance portfolio returns and management prepayment risks. A dollar roll transaction is similar to a reverse repurchase agreement in certain respects. In a dollar roll transaction, a Fund sells a mortgage-backed security held in its portfolio to a financial institutional such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, a Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for a Fund exceeding the yield on the sold security. When a Fund enters into a dollar roll transaction, cash and/or liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be repurchased, are segregated with its custodian at the trade date. These securities are marked daily and are maintained until the transaction is settled. Because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed “illiquid” and subject to a Fund’s overall limitations on investments in illiquid securities.
A dollar roll can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a Fund pledges a mortgage-backed security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which a Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are “substantially identical.” To be considered substantially identical, the securities returned to a Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.
Whether a reverse repurchase agreement or dollar roll transaction produces a gain for a Fund depends upon the “costs of the agreements” (e.g., a function of the difference between the amount received upon the sale of its securities and the amount to be spent upon the purchase of the same or “substantially the same” security) and the income and gains of the securities purchased with the proceeds received from the sale of the mortgage security. If the income and gains on the securities purchased with the proceeds of the agreements exceed the costs of the agreements, then a Fund’s NAV will increase faster than otherwise would be the case; conversely, if the income and gains on such securities purchased fail to exceed the costs of the structure, NAV will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar roll transactions, as leveraging techniques, may increase a Fund’s yield in the manner described above; however, such transactions also increase a Fund’s risk to capital and may result in a shareholder’s loss of principal.
Securities Lending
Each Fund may lend its portfolio securities to financial institutions such as broker dealers, banks, or other recognized domestic institutional borrowers of securities provided that the value of the loaned securities does not exceed the percentage set forth in a Fund’s Prospectuses. No lending may be made to any companies affiliated with the Adviser.
These loans earn income for a Fund and are collateralized by cash, securities, or letters of credit. A Fund might experience a loss if the financial institution defaults on the loan. A Fund seeks to mitigate this risk through contracted indemnification upon default. Any portfolio securities purchased with cash collateral would also be subject to possible depreciation. A Fund that loans portfolio securities would continue to accrue interest on the securities loaned and would also earn income on the loans. A Fund will not have the right to vote any securities having voting rights during the existence of the loan, but the Fund may call the loan in anticipation of an important vote to be taken by the holders of the securities or the giving or withholding of their consent on a material matter affecting the investment. Any cash collateral received by a Fund would be invested in high quality, short-term money market instruments. A Fund currently intend to limit the lending of its portfolio securities so that, at any given time, securities loaned by a Fund represent not more than one-third of the value of its total assets.
The borrower at all times during the loan must maintain with a Fund cash or cash equivalent collateral or provide to that Fund an irrevocable letter of credit equal in value to at least 102% of the value of loaned domestic securities and 105% of the value of loaned foreign securities on a daily basis. Although voting rights of the loaned securities may pass to the borrower, if a material event affecting the investment in the loaned securities is to occur, a Fund must terminate the loan and vote the securities. Alternatively, a Fund may enter into an arrangement that ensures that it can vote the proxy even while the borrower continues to hold the securities.
During the time portfolio securities are on loan, the borrower pays a Fund any interest or distributions paid on such securities. A Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. Loans are subject to termination at the option of the lending fund or the borrower at any time. Each Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially.
There is the risk that when lending portfolio securities, the securities may not be available to a Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect which may intensify the market risk, credit risk and other risks associated with investments in a Fund. When a Fund lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities. A Fund could incur losses in connection with the investment of such cash collateral.

Short Sales and Short Sales Against the Box
A Fund may make a short sale of securities it already owns or have the right to acquire at no added cost through conversion or exchange of other securities it owns (referred to as short sales against the box). A Fund may make short sales of securities as part of its overall portfolio management strategies involving the use of derivative instruments and to offset potential declines in long positions in similar securities.
In the view of the SEC, a short sale involves the creation of a senior security as such term is defined in the 1940 Act, unless the sale is against the box and the securities sold short are placed in a segregated account (not with the broker), or unless a Fund’s obligation to deliver the securities sold short is “covered” by placing in a segregated account (not with the broker) cash, U.S. government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any such collateral required to be deposited with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash, U.S. government securities or other liquid debt or equity securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale. Each Fund will comply with these requirements. In addition, as a matter of policy, the Funds’ Board has determined that no Fund will make short sales of securities or maintain a short position if to do so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the Fund’s total assets, taken at market value.
A Fund will engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder. The extent to which a Fund may enter into short sales transactions may be limited by the Code requirements for qualification of the Fund as a RIC. (See “Tax Considerations.)
Short Sales
A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market value of the security will decline. To complete the sale, a Fund must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. A Fund must replace the security borrowed by purchasing it at the market price at the time of replacement. A Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities. A Fund is said to have a short position in the security sold until it delivers it to the broker. The period during which a Fund has a short position can range from one day to more than a year. Until a Fund replaces the security, the proceeds of the short sale are retained by the broker, and the Fund must pay to the broker a negotiated portion of any dividends or interest which accrues during the period of the loan. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.
To the extent that a Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of segregated assets determined to be liquid in accordance with procedures established by the Board. This percentage any be varied by action of the Board. To meet current margin requirements, a Fund must deposit with the broker additional cash or securities so that it maintains with the broker a total deposit equal to 150% of the current market value of the securities sold short (100% of the current market value if a security is held in the account that is convertible or exchangeable into the security sold short within ninety (90) days without restriction other than the payment of money).
Short sales by a Fund create opportunities to increase the Fund’s return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Since the Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund’s NAV per share tends to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with the short sale. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continually increase, although a Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions a Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.
Short Sales Against the Box
If a Fund makes a short sale against the box, the Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. To secure its obligation to deliver securities sold short, a Fund will deposit in escrow in a separate account with the custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. A Fund can close out its short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund, because the Fund might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

A Fund’s decision to make a short sale against the box may be a technique to hedge against market risks when the Adviser or Sub-Adviser believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in a Fund’s long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities the Fund owns, either directly or indirectly, and, in the case where a Fund owns convertible securities, changes in the investment values or conversion premiums of such securities.
Short sales against the box are not subject to the percentage limitations on short sales described in the Prospectus.
Strategic Transactions
Subject to the investment limitations and restrictions for each of the Funds as stated elsewhere in this SAI, certain of the Funds may, but are not required to, utilize various investment strategies as described in this SAI to hedge various market risks, to manage the effective maturity or duration of fixed-income securities, or to seek potentially higher returns. Utilizing these investment strategies, a Fund may purchase and sell, to the extent not otherwise limited or restricted for such Fund, exchange-listed and OTC put and call on securities, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors, or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called “Strategic Transactions”).
Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Funds resulting from securities markets or currency exchange rate fluctuations, to protect a Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to seek potentially higher returns, although all investments will be made in accordance with any limitations imposed by the CFTC. Any or all of these investment techniques may be used at any time, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a Fund to utilize these Strategic Transactions successfully will depend on a Sub-Adviser’s ability to predict, which cannot be assured, pertinent market movements. A Fund will comply with applicable regulatory requirements when utilizing Strategic Transactions. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management, or portfolio management purposes.
To Be Announced (“TBA”) Sale Commitments
TBA sale commitments involve commitments where the unit price and the estimated principal amount are established upon entering into the contract, with the actual principal amount being within a specified range of the estimate. A Fund will enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, a Fund will maintain, in a segregated account, cash or marketable securities in an amount sufficient to meet the purchase price. Unsettled TBA sale commitments are valued at current market value. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, a Fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If a Fund delivers securities under the commitment, the Fund realizes a gain or loss from the sale of the securities, based upon the unit price established at the date the commitment was entered into.
When Issued Securities and Delayed Delivery Transactions
In order to secure prices or yields deemed advantageous at the time, the Funds may purchase or sell securities on a when issued or a delayed delivery basis generally 15 to 45 days after the commitment is made. The Funds will enter into a when issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage. In such transactions, delivery of the securities occurs beyond the normal settlement periods, but no payment or delivery is made by, and no interest accrues to, a Fund prior to the actual delivery or payment by the other party to the transaction. Due to fluctuations in the value of securities purchased on a when issued or a delayed delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. Similarly, the sale of securities for delayed delivery can involve the risk that the prices available in the market when delivery is made may actually be higher than those obtained in the transaction itself.
When a Fund commits to purchase a security on a when-issued or delayed-delivery basis, it will set up procedures consist with the applicable interpretations of the SEC concerning such purchases. Since that policy currently recommends that an amount of a Fund’s assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, the Fund will always have cash, short-term money market instruments, or other liquid securities sufficient to fulfill any commitments or to limit any potential risk. Each Fund will establish a segregated account with the custodian consisting of cash and/or liquid assets in an amount equal to the amount of its when issued and delayed delivery commitments which will be “marked to market” daily. Each Fund will only make commitments to purchase such securities with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. In these cases, a Fund may realize a taxable gain or loss. When a Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in a Fund’s incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

When the time comes to pay for the securities acquired on a delayed-delivery basis, a Fund will meet its obligations from the available cash flow, sale of the securities held in the segregated account, sale of other securities or, although it would not normally expect to do so, from sale of the when issued securities themselves (which may have a market value greater or less than the Fund’s payment obligation). Depending on market conditions, the Funds could experience fluctuations in share price as a result of delayed delivery or when-issued purchases.
Although such purchases will not be made for speculative purposes and SEC policies will be adhered to, purchases of securities on such bases may involve more risk than other types of purchases. For example, a Fund may have to sell assets which have been set aside in order to meet redemptions. Also, if a Fund determines it is necessary to sell the when-issued or delayed delivery securities before delivery, it may incur a loss because of market fluctuations since the time the commitment to purchase such securities was made. When a Fund engages in when-issued, forward commitment, and delayed delivery transactions, it relies on the other party to consummate the trade. Failure to do so may result in a Fund incurring a loss or missing an opportunity to obtain a price believed to be advantageous.
Temporary Defensive and Other Short-Term Positions
Investing in certain short-term, high-quality debt instruments and in U.S. government securities is done for the following purposes: (i) to meet anticipated day-to-day operating expenses; (ii) pending the Adviser’s or Sub-Adviser’s ability to invest cash inflows; (iii) to permit a Fund to meet redemption requests; and (iv) for temporary defensive purposes to respond to adverse market, economic, political, or other conditions. A Fund for which the investment objective is capital appreciation may also invest in such securities if the Fund’s assets are insufficient for effective investment in equities.
Although it is expected that each Fund will normally be invested consistent with its investment objectives and policies, the short-term instruments in which a Fund may invest include: (i) short-term obligations of the U.S. government and its agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities; (iii) commercial paper, including master notes; (iv) bank obligations, including certificates of deposit, time deposits and bankers’ acceptances; and (v) repurchase agreements. When investing for the purposes indicated above, the Funds will normally invest in short-term instruments that do not have a maturity of greater than one year. To the extent a Fund is engaged in temporary defensive investments, it will not be pursuing its investment objective.
PORTFOLIO TURNOVER
A change in securities held in a Fund’s portfolio is known as portfolio turnover and may involve the payment by the Fund of dealer mark-ups or brokerage or underwriting commissions and other transaction costs associated with the purchase or sale of securities.
Each Fund may sell a portfolio investment soon after its acquisition if the Adviser or Sub-Adviser believes that such a disposition is consistent with the Fund’s investment objective. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. Portfolio turnover rate for a fiscal year is the percentage determined by dividing (i) the lesser of the cost of purchases or sales of portfolio securities by (ii) the monthly average of the value of portfolio securities owned by the Fund during the fiscal year. Securities with maturities at acquisition of one year or less are excluded from this calculation. A Fund cannot accurately predict its turnover rate; however, the rate will be higher when the Fund finds it necessary to significantly change its portfolio to adopt a temporary defensive position or respond to economic or market events.
A portfolio turnover rate of 100% or more is considered high, although the rate of portfolio turnover will not be a limiting factor in making portfolio decisions. A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses and transaction costs which are ultimately borne by a Fund’s shareholders. High portfolio turnover may result in the realization of substantial net capital gains.
Each Fund’s historical turnover rates are included in the Financial Highlights tables in the Prospectus.
To the extent each Fund invests in affiliated Underlying Funds, the discussion above relating to investment decisions made by the Adviser or the Sub-Adviser with respect to each Fund also includes investment decisions made by an Adviser or a Sub-Adviser with respect to those Underlying Funds.
Significant Portfolio Turnover During the Last Two Fiscal Years
Voya Emerging Markets Equity Dividend Fund’s portfolio turnover rate increased from 51% in 2012 to 148% in 2013 due to a change in the Fund’s investment strategy in November 2012 and the rebalancing of the Fund from the Greater China Fund portfolio to an Emerging Markets dividend strategy. The turnover rate decreased from 148% in 2013 to 46% in 2014.
Voya Global Value Advantage Fund’s portfolio turnover rate increased from 35% in 2012 to 125% in 2013 as a result of a change to the management of the Fund from a previous sub-adviser to Voya IM. Prior to Voya IM assuming responsibilities as a Sub-Adviser of the Fund, the Fund was in a transition period during which time all or most of the assets managed by the previous sub-adviser were sold and the Fund’s assets were placed in temporary investments. The turnover rate decreased from 125% in 2013 to 57% in 2014.
Voya Multi-Manager International Small Cap Fund’s portfolio turnover rate increased from 31% in 2012 to 117% in 2013 as a result of a change to the management of the Fund from a previous sub-adviser to Wellington Management Company LLP. Prior to Wellington Management assuming responsibilities as a Sub-Adviser of the Fund, the Fund was in a transition period during which time all or most of the assets managed by the previous sub-adviser were sold and a large portion of the Fund’s assets were placed in temporary investments. The turnover rate decreased from 117% in 2013 to 46% in 2014.

FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT RESTRICTIONS
Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such percentage limitation or standard will be determined immediately after and as a result of the Fund’s acquisition of such security or other asset, except in the case of borrowing (or other activities that may be deemed to result in the issuance of a “senior security” under the 1940 Act). Accordingly, any subsequent change in value, net assets or other circumstances will not be considered when determining whether the investment complies with the Fund’s investment policies and limitations.
Unless otherwise stated, if a Fund’s holdings of illiquid securities exceeds 15% of its net assets because of changes in the value of the Fund’s investments, the Fund will take action to reduce its holdings of illiquid securities within a time frame deemed to be in the best interest of the Fund.
Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business at approximately the price at which a Fund has valued them. Such securities include, but are not limited to, fixed time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A, securities offered pursuant to Section 4(a)(2) of the 1933 Act, or securities otherwise subject to restrictions on resale under the 1933 Act (“Restricted Securities”) shall not be deemed illiquid solely by reason of being unregistered.
The Adviser or Sub-Adviser determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.
Unless otherwise stated, with respect to each Fund’s concentration policy the Adviser uses the Global Industry Classification Standards and Bloomberg L.P. to determine industry concentration.
FUNDAMENTAL INVESTMENT RESTRICTIONS
Each Fund has adopted the following investment restrictions as fundamental policies which means they cannot be changed without the approval of the holders of a “majority” of the Fund’s outstanding voting securities, as that term is defined in the 1940 Act. The term “majority” is defined in the 1940 Act as the lesser of: (i) 67% or more of the Fund’s voting securities present at a meeting of shareholders at which the holders of more than 50% of the outstanding voting securities of the Fund are present in person or represented by proxy; or (ii) more than 50% of the Fund’s outstanding voting securities.
Voya Emerging Markets Equity Dividend Fund
As a matter of fundamental policy, the Fund may not:
1.	purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund;
2.	borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations thereunder and any exemptive relief obtained by the Fund;
3.	make loans, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations, and any exemptive relief obtained by the Fund. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring debt securities are not deemed to be making of loans;
4.	underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either: (i) in connection with the disposition of a portfolio security; or (ii) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Fund’s ability to invest in securities issued by other registered management investment companies;
5.	purchase or sell real estate, except that the Fund may: (i) acquire or lease office space for its own use; (ii) invest in securities of issuers that invest in real estate or interests therein; (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, or (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities;
6.	issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund;
7.	purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities). This limitation does not apply to foreign currency transactions, including, without limitation, forward currency contracts; or

8.	purchase securities of any issuer if, as a result, with respect to 75% of the Fund’s total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund’s ownership would be more than 10% of the outstanding voting securities of any issuer, provided that this restriction does not limit the Fund’s investments in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or investments in securities of other investment companies.
Voya Global Bond Fund
As a matter of fundamental policy, the Fund may not:
1.	purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund;
2.	borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations thereunder and any exemptive relief obtained by the Fund;
3.	make loans, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations and any exemptive relief obtained by the Fund. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring debt securities are not deemed to be making of loans;
4.	underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either: (i) in connection with the disposition of a Fund security; or (ii) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Fund’s ability to invest in securities issued by other registered management investment companies;
5.	purchase or sell real estate, except that the Fund may: (i) acquire or lease office space for its own use; (ii) invest in securities of issuers that invest in real estate or interests therein; (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities;
6.	issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund; or
7.	purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities). This limitation does not apply to foreign currency transactions, including, without limitation, forward currency contracts.
With respect to fundamental policy number (1), industry classifications are in accordance with Barclay’s industry classifications. For sovereign debt, each sovereign country is treated as a separate industry.
Voya Global Equity Dividend Fund
As a matter of fundamental policy, the Fund may not:
1.	borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund’s total assets). For purposes of this Investment Restriction, the entry into reverse repurchase agreements, options, forward contracts, futures contracts, including those relating to indices and options on futures contracts or indices shall not constitute borrowing;
2.	issue senior securities, except insofar as the Fund may be deemed to have issued a senior security in connection with any repurchase agreement or any permitted borrowing;
3.	make loans, except loans of portfolio securities and except that the Fund may enter into repurchase agreements with respect to its portfolio securities and may purchase the types of debt instruments described in its Prospectuses or SAI;
4.	invest in companies for the purpose of exercising control or management;
5.	purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but the Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or REITs;
6.	engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the 1933 Act;
7.	purchase securities on margin, except that the Fund may obtain such short term credits as may be necessary for the clearance of purchases and sales of securities;
8.	purchase a security if, as a result, more than 25% of the value of its total assets would be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) this limitation shall not apply to obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities; (ii) wholly owned finance companies will be considered to be in the industries of their parents; (iii) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry;
9.	purchase or sell commodities or commodity contracts except for stock futures contracts, interest rate futures contracts, index futures contracts and foreign currency futures contracts and options thereon, in accordance with the applicable restrictions under the 1940 Act;
10.	invest more than 15% of the value of the Fund’s net assets in investments which are illiquid (including repurchase agreements having maturities of more than seven calendar days, variable and floating rate demand and master demand notes not requiring receipt of principal note amount within seven days’ notice and securities of foreign issuers which are not listed on a recognized domestic or foreign securities exchange); or
11.	with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer (except for U.S. government securities) or purchase more than 10% of the outstanding voting securities of any one issuer.
Voya Global Natural Resources Fund
As a matter of fundamental policy, the Fund may not:
1.	issue any senior security (as defined in the 1940 Act), except that: (i) the Fund may enter into commitments to purchase securities in accordance with the Fund’s investment program, including reverse repurchase agreements, foreign exchange contracts, delayed delivery and when-issued securities, which may be considered the issuance of senior securities; (ii) the Fund may engage in transactions that may result in the issuance of a senior security to the extent permitted under applicable regulations, interpretation of the 1940 Act or an exemptive order; (iii) the Fund may engage in short sales of securities to the extent permitted in its investment program and other restrictions; (iv) the purchase or sale of futures contracts and related options shall not be considered to involve the issuance of senior securities; and (v) subject to fundamental restrictions, the Fund may borrow money as authorized by the 1940 Act;
2.	invest in a security that would cause the Fund to fail the asset diversification requirements as set forth in Section 851(b)(3) of the Code;
3.	concentrate its investments by investing more than 25% of its assets in the securities of issuers in any one industry or group of related industries. This limit will not apply to securities of companies in natural resources industries or securities issued or guaranteed by the U.S. government, its agencies and instrumentalities. Natural resources industries include those industries set out in the prospectus as well as those industries that comprise the S&P North American Natural Resources Index (formerly, GSSI Natural Resources Index);
4.	purchase or sell commodities or contracts related to commodities except to the extent permitted by: (i) the 1940 Act, as amended, or interpretations and modifications by the SEC, SEC staff, or other authority with appropriate jurisdiction; or (ii) exemptive or other relief or permission from the SEC, SEC staff, or other authority;
5.	purchase real estate, interests in real estate or real estate limited partnership interest except that, to the extent appropriate under its investment program, the Fund may invest in securities secured by real estate or interests therein or issued by companies, including REITs, which deal in real estate or interests therein;
6.	make loans, except that, to the extent appropriate under its investment program, the Fund may: (i) purchase bonds, debentures, or other debt securities, including short-term obligations; (ii) enter into repurchase transactions; and (iii) lend portfolio securities provided that the value of such loaned securities does not exceed one-third of the Fund’s total assets;
7.	borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations thereunder and any exemptive relief obtained by the Fund; or
8.	act as underwriter of securities except to the extent that, in connection with the disposition of portfolio securities by the Fund, the Fund may be deemed to be an underwriter under the provisions of the 1933 Act.
Voya Global Real Estate Fund
As a matter of fundamental policy, the Fund may not:
1.	borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of a Fund’s total assets). For purposes of this Investment Restriction, the entry into reverse repurchase agreements, options, forward contracts, futures contracts, including those relating to indices and options on futures contracts or indices shall not constitute borrowing;
2.	issue senior securities, except insofar as the Fund may be deemed to have issued a senior security in connection with any repurchase agreement or any permitted borrowing;
3.	make loans, except loans of portfolio securities and except that the Fund may enter into repurchase agreements with respect to its portfolio securities and may purchase the types of debt instruments described in its Prospectuses or this SAI;
4.	invest in companies for the purpose of exercising control or management;
5.	purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but the Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or REITs;

6.	engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the 1933 Act;
7.	purchase securities on margin, except that the Fund may obtain such short term credits as may be necessary for the clearance of purchases and sales of securities;
8.	purchase a security if, as a result, more than 25% of the value of its total assets would be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) this limitation shall not apply to obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities; (ii) wholly owned finance companies will be considered to be in the industries of their parents; (iii) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry; and (iv) Global Real Estate Fund will concentrate its investments as described in the Prospectuses;
9.	purchase securities of any issuer if, as a result, with respect to 75% of the Fund’s total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund’s ownership would be more than 10% of the outstanding voting securities of any issuer, provided that this restriction does not limit the Fund’s investments in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or investments in securities of other investment companies; or
10.	purchase or sell commodities or commodity contracts except for stock futures contracts, interest rate futures contracts, index futures contracts, and foreign currency futures contracts and options thereon, in accordance with the applicable restrictions under the 1940 Act.
Voya Global Value Advantage Fund
As a matter of fundamental policy, the Fund may not:
1.	invest in securities of any one issuer if more than 5% of the market value of its total assets would be invested in the securities of such issuer, except that up to 25% of the Fund’s total assets may be invested without regard to this restriction and the Fund will be permitted to invest all or a portion of its assets in another diversified, open end management investment company with substantially the same investment objective, policies and restrictions as the Fund. This restriction also does not apply to investments by the Fund in securities of the U.S. government or any of its agencies and instrumentalities;
2.	purchase more than 10% of the outstanding voting securities, or of any class of securities, of any one issuer, or purchase the securities of any issuer for the purpose of exercising control or management, except that the Fund will be permitted to invest all or a portion of its assets in another diversified, open end management investment company with substantially the same investment objective, policies, and restrictions as the Fund;
3.	invest 25% or more of the market value of its total assets in the securities of issuers in any one particular industry, except that a Fund will be permitted to invest all or a portion of its assets in another diversified, open end management investment company with substantially the same investment objective, policies and restrictions as the Fund. This restriction does not apply to investments by a Fund in securities of the U.S. government or its agencies and instrumentalities or to investments by ING Money Market Fund (not included in this SAI) in obligations of domestic branches of U.S. banks and U.S. branches of foreign banks which are subject to the same regulation as U.S. banks;
4.	purchase or sell real estate. However, the Fund may invest in securities secured by, or issued by companies that invest in, real estate or interests in real estate;
5.	make loans of money, except that the Fund may purchase publicly distributed debt instruments and certificates of deposit and enter into repurchase agreements. The Fund reserves the authority to make loans of its portfolio securities in an aggregate amount not exceeding 30% of the value of its total assets;
6.	borrow money on a secured or unsecured basis, except for temporary, extraordinary or emergency purposes or for the clearance of transactions in amounts not exceeding 20% of the value of its total assets at the time of the borrowing, provided that, pursuant to the 1940 Act, the Fund may borrow money if the borrowing is made from a bank or banks and only to the extent that the value of the Fund’s total assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings (including proposed borrowings), and provided, further that the borrowing may be made only for temporary, extraordinary or emergency purposes or for the clearance of transactions in amounts not exceeding 20% of the value of the Fund’s total assets at the time of the borrowing. If such asset coverage of 300% is not maintained, the Fund will take prompt action to reduce its borrowings as required by applicable law;
7.	pledge or in any way transfer as security for indebtedness any securities owned or held by it, except to secure indebtedness permitted by restriction 6 above. This restriction shall not prohibit the Fund from engaging in options, futures, and foreign currency transactions, and shall not apply to ING Money Market Fund (not included in this SAI);
8.	underwrite securities of other issuers, except insofar as it may be deemed an underwriter under the 1933 Act in selling portfolio securities;
9.	invest more than 15% of the value of its net assets in securities that at the time of purchase are illiquid;
10.	purchase securities on margin, except for initial and variation margin on options and futures contracts, and except that the Fund may obtain such short term credit as may be necessary for the clearance of purchases and sales of securities;

11.	invest in securities of other investment companies, except: (i) that the Fund will be permitted to invest all or a portion of its assets in another diversified, open end management investment company with substantially the same investment objective, policies and restrictions as the Fund; (ii) in compliance with the 1940 Act and applicable state securities laws; or (iii) as part of a merger, consolidation, acquisition or reorganization involving the Fund;
12.	issue senior securities, except that the Fund may borrow money as permitted by restrictions 5 and 6 above. This restriction shall not prohibit the Funds from engaging in short sales, options, futures, and foreign currency transactions;
13.	enter into transactions for the purpose of arbitrage, or invest in commodities and commodities contracts, except that a Fund may invest in stock index, currency and financial futures contracts and related options in accordance with any rules of the CFTC; or
14.	purchase or write options on securities, except for hedging purposes and then only if: (i) aggregate premiums on call options purchased by a Fund do not exceed 5% of its net assets; (ii) aggregate premiums on put options purchased by the Fund do not exceed 5% of its net assets; (iii) not more than 25% of the Fund’s net assets would be hedged; and (iv) not more than 25% of the Fund’s net assets are used as cover for options written by the Fund.
For purposes of fundamental policy number (5), the Trust considers the restriction to prohibit the Fund from entering into instruments that have the character of a loan, i.e., instruments that are negotiated on a case-by-case basis between a lender and a borrower. The Trust considers the phrase “publicly distributed debt instruments” in that investment restriction to include, among other things, registered debt securities and unregistered debt securities that are offered pursuant to Rule 144A under the 1933 Act. As a result, the Fund may invest in such securities. Further, the Trust does not consider investment policy number 5 to prevent the Fund from investing in investment companies that invest in loans.
Voya International  Core Fund
As a matter of fundamental policy, the Fund may not:
1.	purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund;
2.	purchase securities of any issuer if, as a result, with respect to 75% of the Fund’s total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund’s ownership would be more than 10% of the outstanding voting securities of any issuer, provided that this restriction does not limit the Fund’s investments in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or investments in securities of other investment companies;
3.	borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations, and interpretations thereunder and any exemptive relief obtained by the Fund;
4.	make loans, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations and any exemptive relief obtained by the Fund. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring debt securities are not deemed to be making of loans;
5.	underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either: (i) in connection with the disposition of a portfolio security; or (ii) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Fund’s ability to invest in securities issued by other registered management investment companies;
6.	purchase or sell real estate, except that the Fund may: (i) acquire or lease office space for its own use; (ii) invest in securities of issuers that invest in real estate or interests therein; (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities;
7.	issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund; or
8.	purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities). This limitation does not apply to foreign currency transactions, including, without limitation, forward currency contracts.
Voya International Real Estate Fund
As a matter of fundamental policy, the Fund may not:
1.	purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund; and (iii) the Fund will invest more than 25% of its total assets in the real estate industry;
2.	borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations thereunder, and any exemptive relief obtained by the Fund;
3.	make loans, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations and any exemptive relief obtained by the Fund. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring debt securities are not deemed to be making of loans;
4.	underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either: (i) in connection with the disposition of a Fund security; or (ii) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Fund’s ability to invest in securities issued by other registered management investment companies;
5.	purchase or sell real estate, except that the Fund may: (i) acquire or lease office space for its own use; (ii) invest in securities of issuers that invest in real estate or interests therein; (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities;
6.	issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund; or
7.	purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities). This limitation does not apply to foreign currency transactions, including, without limitation, forward currency contracts.
Voya Multi-Manager Emerging Markets Equity Fund
As a matter of fundamental policy, the Fund may not:
1.	purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, or tax-exempt securities issued by any state or territory of the United States, or tax-exempt securities issued by any of their agencies, instrumentalities or political subdivisions; and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund;
2.	purchase securities of any issuer if, as a result, with respect to 75% of the Fund’s total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund’s ownership would be more than 10% of the outstanding voting securities of any issuer, provided that this restriction does not limit the Fund’s investments in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or investments in securities of other investment companies;
3.	borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations thereunder and any exemptive relief obtained by the Fund;
4.	make loans, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations and any exemptive relief obtained by the Fund;
5.	underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either: (i) in connection with the disposition of a portfolio security; or (ii) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Fund’s ability to invest in securities issued by other registered management investment companies;
6.	purchase or sell real estate, except that the Fund may: (i) acquire or lease office space for its own use; (ii) invest in securities of issuers that invest in real estate or interests therein; (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities;
7.	issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund; or
8.	purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities). This limitation does not apply to foreign currency transactions, including, without limitation, forward currency contracts.
With respect to fundamental policy number (1), industry classifications are in accordance with Global Industrial Classification Standards and Standard Industrial Classification (“SIC”) Codes. Industry classifications may be changed at any time to reflect changes in the market place.

Voya Multi-Manager International Equity Fund
As a matter of fundamental policy, the Fund may not:
1.	purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund;
2.	purchase securities of any issuer if, as a result, with respect to 75% of the Fund’s total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund’s ownership would be more than 10% of the outstanding voting securities of any issuer, provided that this restriction does not limit the Fund’s investments in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or investments in securities of other investment companies;
3.	borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations, and interpretations, thereunder and any exemptive relief obtained by the Fund;
4.	make loans, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations and any exemptive relief obtained by the Fund. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring debt securities are not deemed to be making of loans;
5.	underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either: (i) in connection with the disposition of a portfolio security; or (ii) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Fund’s ability to invest in securities issued by other registered management investment companies;
6.	purchase or sell real estate, except that the Fund may: (i) acquire or lease office space for its own use; (ii) invest in securities of issuers that invest in real estate or interests therein; (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities;
7.	issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund; or
8.	purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities). This limitation does not apply to foreign currency transactions, including, without limitation, forward currency contracts.
Voya Multi-Manager International Small Cap Fund
As a matter of fundamental policy, the Fund may not:
1.	invest in securities of any one issuer if more than 5% of the market value of its total assets would be invested in the securities of such issuer, except that up to 25% of the Fund’s total assets may be invested without regard to this restriction and the Fund will be permitted to invest all or a portion of its assets in another diversified, open end management investment company with substantially the same investment objective, policies and restrictions as the Fund. This restriction also does not apply to investments by the Fund in securities of the U.S. government or any of its agencies and instrumentalities;
2.	purchase more than 10% of the outstanding voting securities, or of any class of securities, of any one issuer, or purchase the securities of any issuer for the purpose of exercising control or management, except that the Fund will be permitted to invest all or a portion of its assets in another diversified, open end management investment company with substantially the same investment objective, policies and restrictions as the Fund;
3.	invest 25% or more of the market value of its total assets in the securities of issuers in any one particular industry, except that the Fund will be permitted to invest all or a portion of its assets in another diversified, open end management investment company with substantially the same investment objective, policies and restrictions as the Fund. This restriction does not apply to investments by the Fund in securities of the U.S. government or its agencies and instrumentalities or to investments by the ING Money Market Fund (not included in this SAI) in obligations of domestic branches of U.S. banks and U.S. branches of foreign banks which are subject to the same regulation as U.S. banks;
4.	purchase or sell real estate. However, the Fund may invest in securities secured by, or issued by companies that invest in, real estate or interests in real estate;
5.	make loans of money, except that the Fund may purchase publicly distributed debt instruments and certificates of deposit and enter into repurchase agreements. The Fund reserves the authority to make loans of its portfolio securities in an aggregate amount not exceeding 30% of the value of its total assets;
6.	borrow money on a secured or unsecured basis, except for temporary, extraordinary or emergency purposes or for the clearance of transactions in amounts not exceeding 20% of the value of its total assets at the time of the borrowing, provided that, pursuant to the 1940 Act, the Fund may borrow money if the borrowing is made from a bank or banks and only to the extent that the value of the

Fund’s total assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings (including proposed borrowings), and provided, further that the borrowing may be made only for temporary, extraordinary or emergency purposes or for the clearance of transactions in amounts not exceeding 20% of the value of the Fund’s total assets at the time of the borrowing. If such asset coverage of 300% is not maintained, the Fund will take prompt action to reduce its borrowings as required by applicable law;
7.	pledge or in any way transfer as security for indebtedness any securities owned or held by it, except to secure indebtedness permitted by restriction 6 above. This restriction shall not prohibit the Fund from engaging in options, futures and foreign currency transactions, and shall not apply to the ING Money Market Fund (not included in this SAI);
8.	underwrite securities of other issuers, except insofar as it may be deemed an underwriter under the 1933 Act in selling portfolio securities;
9.	invest more than 15% of the value of its net assets in securities that at the time of purchase are illiquid;
10.	purchase securities on margin, except for initial and variation margin on options and futures contracts, and except that the Fund may obtain such short term credit as may be necessary for the clearance of purchases and sales of securities;
11.	invest in securities of other investment companies except: (i) that the Fund will be permitted to invest all or a portion of its assets in another diversified, open end management investment company with substantially the same investment objective, policies and restrictions as the Fund; (ii) in compliance with the 1940 Act and applicable state securities laws; or (iii) as part of a merger, consolidation, acquisition or reorganization involving the Fund;
12.	issue senior securities, except that the Fund may borrow money as permitted by restrictions 5 and 6 above. This restriction shall not prohibit the Fund from engaging in short sales, options, futures, and foreign currency transactions;
13.	enter into transactions for the purpose of arbitrage, or invest in commodities and commodities contracts, except that the Fund may invest in stock index, currency and financial futures contracts and related options in accordance with any rules of the CFTC; or
14.	purchase or write options on securities, except for hedging purposes and then only if: (i) aggregate premiums on call options purchased by the Fund do not exceed 5% of its net assets; (ii) aggregate premiums on put options purchased by the Fund do not exceed 5% of its net assets; (iii) not more than 25% of the Fund’s net assets would be hedged; and (iv) not more than 25% of the Fund’s net assets are used as cover for options written by the Fund.
For purposes of fundamental policy number (5), the Trust considers the restriction to prohibit the Fund from entering into instruments that have the character of a loan, i.e., instruments that are negotiated on a case-by-case basis between a lender and a borrower. The Trust considers the phrase “publicly distributed debt instruments” in that investment restriction to include, among other things, registered debt securities and unregistered debt securities that are offered pursuant to Rule 144A under the 1933 Act. As a result, the Fund may invest in such securities. Further, the Trust does not consider investment policy number 5 to prevent the Fund from investing in investment companies that invest in loans.
Voya Russia Fund
As a matter of fundamental policy, the Fund may not:
1.	issue any senior security (as defined in the 1940 Act), except that: (i) the Fund may enter into commitments to purchase securities in accordance with the Fund’s investment program, including reverse repurchase agreements, foreign exchange contracts, delayed delivery and when-issued securities, which may be considered the issuance of senior securities; (ii) the Fund may engage in transactions that may result in the issuance of a senior security to the extent permitted under applicable regulations, interpretation of the 1940 Act, or an exemptive order; (iii) the Fund may engage in short sales of securities to the extent permitted in its investment program and other restrictions; (iv) the purchase or sale of futures contracts and related options shall not be considered to involve the issuance of senior securities; and (e) subject to fundamental restrictions, the Fund may borrow money as authorized by the 1940 Act;
2.	invest in a security that would cause the Fund to fail the asset diversification requirements as set forth in Section 851(b)(3) of the Code;
3.	concentrate its investments by investing more than 25% of its assets in the securities of issuers in any one industry. This limit will not apply to oil and gas related securities and to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities;
4.	invest in commodity contracts, except that the Fund may, to the extent appropriate under its investment program, purchase securities of companies engaged in such activities, may enter into transactions in financial and index futures contracts and related options, and may enter into forward currency contracts;
5.	purchase real estate, interests in real estate or real estate limited partnership interest except that, to the extent appropriate under its investment program, the Fund may invest in securities secured by real estate or interests therein or issued by companies, including REITs, which deal in real estate or interests therein;
6.	make loans, except that, to the extent appropriate under its investment program, the Fund may: (i) purchase bonds, debentures or other debt securities, including short-term obligations; (ii) enter into repurchase transactions; and (iii) lend portfolio securities provided that the value of such loaned securities does not exceed one-third of the Fund’s total assets;
7.	borrow money, except that: (i) the Fund may enter into certain futures contracts and options related thereto; (ii) the Fund may enter into commitments to purchase securities in accordance with the Fund’s investment program, including delayed delivery and when-issued securities and reverse repurchase agreements; (iii) for temporary emergency purposes, the Fund may borrow money in amounts not exceeding 5% of the value of its total assets at the time when the loan is made; (iv) the Fund may pledge its portfolio securities or receivables or transfer or assign or otherwise encumber then in an amount not exceeding one-third of the value of its total assets; and (v) for purposes of leveraging, the Fund may borrow money from banks (including its custodian bank), only if, immediately after such borrowing, the value of the Fund’s assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings. If at any time, the value of the Fund’s assets fails to meet the 300% asset coverage requirement relative only to leveraging, the Fund will, within three days (not including Sundays and holidays), reduce its borrowings to the extent necessary to meet the 300% test. The Fund will only invest in reverse repurchase agreements up to 5% of the Fund’s total assets; or
8.	act as underwriter of securities except to the extent that, in connection with the disposition of portfolio securities by the Fund, the Fund may be deemed to be an underwriter under the provisions of the 1933 Act.
NON-FUNDAMENTAL INVESTMENT RESTRICTIONS
The Board has adopted the following non-fundamental investment restrictions, which may be changed by a vote of each Fund’s Board and without shareholder vote.
Voya Global Bond Fund
The Fund will not make short sales of securities or maintain a short position if to do so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the Fund’s total assets, taken at market value.
The Fund has a non-fundamental policy to invest at least 80% of its net assets (plus borrowings for investment purposes) in bonds of issuers in a number of different countries, which may include the United States. An Underlying Fund’s investments in bonds or its investments in derivatives and synthetic instruments that have economic characteristics similar to the above investments may be counted toward satisfaction of the 80% policy.
Voya Global Real Estate Fund
The Fund may not invest more than 15% of the value of the Fund’s net assets in investments which are illiquid (including repurchase agreements having maturities of more than seven calendar days, variable and floating rate demand and master demand notes not requiring receipt of principal note amount within seven days’ notice and securities of foreign issuers which are not listed on a recognized domestic or foreign securities exchange).
The Fund will only purchase fixed-income securities that are rated investment-grade, i.e., rated at least BBB by S&P or Baa by Moody’s, or have an equivalent rating from another NRSRO, or if unrated, are determined to be of comparable quality by the sub-adviser. Money market securities, certificates of deposit, banker’s acceptance, and commercial paper purchased by the Fund must be rated in one of the two top rating categories by an NRSRO or, if not rated, determined to be of comparable quality by the Fund’s sub-adviser.
Voya Russia Fund
The Fund will not:
1.	invest more than 15% of its net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A or securities offered pursuant to Section 4(2) of the 1933 Act shall not be deemed illiquid solely by reason of being unregistered. The adviser shall determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors; or
2.	purchase the securities of any other investment company, except as permitted under the 1940 Act.
For the purposes of the Russia Fund section of the Prospectuses, and this SAI, a Russian company means a legal entity: (i) that is organized under the laws of, or with a principal office and domicile in, Russia; (ii) for which the principal equity securities trading market is in Russia; or (iii) that derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed, in Russia or that has at least 50% of its assets situated in Russia.
Russia Fund intends to invest its assets in Russian companies in a broad array of industries, including the following: oil and gas, energy generation and distribution, communications, mineral extraction, trade, financial and business services, transportation, manufacturing, real estate, textiles, food processing, and construction. The Fund is not permitted to invest more than 25% of the value of its total assets in any one industry. It may, however, invest an unrestricted amount of its assets in the oil and gas industry. The Fund’s investments will include investments in Russian companies that have characteristics and business relationships common to companies outside of Russia. As a result, outside economic forces may cause fluctuations in the value of securities held by the Fund.
Under current conditions, Russia Fund expects to invest at least 20% of its total assets in very liquid assets to maintain liquidity and provide stability. As the Russian equity markets develop, however, and the liquidity of Russian securities becomes less problematic, the Fund will invest a greater percentage of its assets in Russian equity securities.
As further described above, Russia Fund is authorized to use various investment strategies, some or all of which may be classified as derivatives, to hedge various market risks and to enhance total return, which may be deemed a form of speculation. Subject to the requirements of the 1940 Act, Russia Fund may hedge up to 100% of its assets when deemed appropriate by the adviser or sub-adviser. The Fund is also authorized to use investment strategies to manage the effective maturity or duration of debt securities or instruments held by the Fund, or to enhance the Fund’s income or gain. Although these strategies are regularly used by some investment companies and other institutional investors in various markets, most of these strategies are currently unavailable in Russia and may not become available in the future. Techniques and instruments may change over time, however, as new instruments and strategies are developed or regulatory changes occur.
DISCLOSURE OF each Fund’s PORTFOLIO SECURITIES
Each Fund is required to file its complete portfolio holdings schedule with the SEC on a quarterly basis. This schedule is filed with each Fund’s annual and semi-annual shareholder reports on Form N-CSR for the second and fourth fiscal quarters and on Form N-Q for the first and third fiscal quarters.
In addition, each Fund posts its portfolio holdings schedule on Voya’s website on a calendar-quarter basis and makes it available 30 calendar days following the end of the previous calendar quarter or as soon thereafter as practicable. The portfolio holdings schedule is as of the last day of the previous calendar quarter.
Each Fund may also post its complete or partial portfolio holdings on its website as of a specified date. Each Fund may also file information on portfolio holdings with the SEC or other regulatory authority as required by applicable law.
Each Fund also compiles a list of its ten largest (“Top Ten”) holdings. This information is made available on Voya’s website ten calendar days following the end of the previous calendar month, or as soon thereafter as practicable. The Top Ten holdings information shall be as of the last day of the previous calendar month.
Investors (both individual and institutional), financial intermediaries that distribute each Fund’s shares, and most third parties may receive each Fund’s annual or semi-annual shareholder reports, or view them on Voya’s website, along with each Fund’s portfolio holdings schedule.
The Top Ten list is also provided in quarterly Fund descriptions that are included in the offering materials of variable life insurance products, variable annuity contracts and other retirement plans.
Other than in regulatory filings or on Voya’s website, each Fund may provide its complete portfolio holdings to certain unaffiliated third parties and affiliates when a Fund has a legitimate business purpose for doing so. Unless otherwise noted below, each Fund’s disclosure of its portfolio holdings will be on an as-needed basis, with no lag time between the date of which the information is requested and the date the information is provided. Specifically, a Fund’s disclosure of its portfolio holdings may include disclosure:
•	to the Fund’s independent registered public accounting firm, named herein, for use in providing audit opinions;
•	to financial printers for the purpose of preparing Fund regulatory filings;
•	for the purpose of due diligence regarding a merger or acquisition;
•	to a new adviser or sub-adviser prior to the commencement of its management of a Fund;
•	to rating and ranking agencies such as Bloomberg, Morningstar, Lipper, and S&P (such agencies may receive more raw data from a Fund than is posted on the Fund’s website);
•	to consultants for use in providing asset allocation advice in connection with investments by affiliated funds-of-funds in a Fund;
•	to service providers, on a daily basis, in connection with their providing services benefiting a Fund such as, but not limited to, the provision of analytics for securities lending oversight and reporting, proxy voting or class action service providers;
•	to a third party for purposes of effecting in-kind redemptions of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Fund shareholders;
•	to certain wrap fee programs, on a weekly basis, on the first business day following the previous calendar week; or
•	to a third party who acts as a “consultant” and supplies the consultant’s analysis of holdings (but not actual holdings) to the consultant’s clients (including sponsors of retirement plans or their consultants) or who provides regular analysis of Fund portfolios. The types, frequency and timing of disclosure to such parties vary depending upon information requested.
In all instances of such disclosure the receiving party, by agreement, is subject to a duty of confidentiality, including a duty not to trade on such information.
The Board has adopted policies and procedures (“Policies”) designed to ensure that disclosure of information regarding a Fund’s portfolio securities is in the best interests of Fund shareholders, including procedures to address conflicts between the interests of Fund shareholders, on the one hand, and those of the Fund’s Adviser, Sub-Adviser, Principal Underwriter, or any affiliated person of the Fund, its Adviser, or its Principal Underwriter, on the other. These Policies authorize the Fund’s Administrator to implement the Board’s Policies and direct the Administrator to document the expected benefit to shareholders. Among other considerations, the Administrator is directed to consider whether such disclosure may create an advantage for the recipient or its affiliates or their clients over that of a Fund’s shareholders. Similarly, the Administrator is directed to consider, among other things, whether the disclosure of portfolio holdings creates a conflict between the interests of shareholders and the interests of the Adviser, Sub-Adviser, Principal Underwriter, and their affiliates.
The Board has authorized the senior officers of the Administrator to authorize the release of the Fund’s portfolio holdings, as necessary, in conformity with the foregoing principles and to monitor for compliance with the Policies. The Administrator reports quarterly to the Board regarding the implementation of the Policies.

Each Fund has the following ongoing arrangements with certain third parties to provide the Fund’s full portfolio holdings:
5
Party	Purpose	Frequency	Time Lag Between Date of Information and Date Information Released
The Bank of New York Mellon	Credit Approval Process for the Voya family of funds line of credit	As requested	None
Institutional Shareholder Services Inc.	Proxy Voting Services	Daily	None
Institutional Shareholder Services Inc.	Class Action Services	Monthly	10 days
Charles River Development	Compliance	Daily	None
Albridge Analytics, an indirect wholly-owned subsidiary of The Bank of New York Mellon	Provision of Analytics for Oversight and Reporting of Securities Lending	Daily	None
All of the arrangements in the table above are subject to the Policies adopted by the Board to ensure such disclosure is for a legitimate business purpose and is in the best interests of each Fund and its shareholders. The Board must approve any material change to the Policies. The Policies may not be waived, or exceptions made, without the consent of Voya’s Legal Department. All waivers and exceptions involving any Fund will be disclosed to the Board no later than its next regularly scheduled quarterly meeting. No compensation or other consideration may be received by a Fund, the Adviser, or any other party in connection with the disclosure of portfolio holdings in accordance with the Policies.

MANAGEMENT OF the Trust
The business and affairs of the Trust are managed under the direction of the Trust’s Board according to the applicable laws of the State of Delaware.
The Board governs each Fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who oversee each Fund’s activities, review contractual arrangements with companies that provide services to each Fund, and review each Fund’s performance.
Set forth in the table below is information about each Trustee of each Fund.
13
Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Fund Complex Overseen by Trustees[2]	Other Board Positions Held by Trustees
Independent Trustees
Colleen D. Baldwin 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 54	Trustee	November 2007 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	158	DSM/Dentaquest, Boston MA (February 2014 – Present).
John V. Boyer 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 61	Chairperson Trustee	January 2014 – Present January 2005 – Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – Present).	158	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 66	Trustee	January 2006 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	158	Wisconsin Energy Corporation (June 2006 – Present) and The Royce Funds (35 funds) (December 2009 – Present).
Albert E. DePrince, Jr. 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 73	Trustee	May 2013 – Present	Retired. Formerly, Professor of Economics and Finance, Middle Tennessee State University (August 1991– July 2014); Dr. DePrince continued to hold a position with the university under a post-retirement contract through the end of 2014	158	None.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Fund Complex Overseen by Trustees[2]	Other Board Positions Held by Trustees
Peter S. Drotch 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 72	Trustee	November 2007 – Present	Retired.	158	First Marblehead Corporation (September 2003 – Present).
Russell H. Jones 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 70	Trustee	May 2013 – Present	Retired.	158	None.
Patrick W. Kenny 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 72	Trustee	January 2005 – Present	Retired.	158	Assured Guaranty Ltd. (April 2004 – Present).
Joseph E. Obermeyer 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 57	Trustee	May 2013 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	158	None.
Sheryl K. Pressler 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 64	Trustee	January 2006 – Present	Consultant (May 2001 – Present).	158	None.
Roger B. Vincent 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 69	Trustee	February 2002 – Present	Retired. Formerly, President, Springwell Corporation, a corporate finance firm (March 1989 – August 2011).	158	UGI Corporation (February 2006 – Present) and UGI Utilities, Inc. (February 2006 – Present).
Trustee who is an “Interested Person”

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Fund Complex Overseen by Trustees[2]	Other Board Positions Held by Trustees
Shaun Mathews[3] 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 59	Trustee	November 2007 – Present	President and Chief Executive Officer, Voya Investments, LLC (November 2006 – Present).	158	Voya Capital Corporation, LLC (formerly, ING Capital Corporation, LLC) and Voya Investments Distributor, LLC Voya Funds Services, LLC, Voya Investments, LLC and Voya Investment Management, (formerly, ING Investment Management, LLC) (March 2006 – Present); and Voya Investment Trust Co. (formerly, ING Investment Trust Co.) (April 2009 – Present).
1	Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Fund (as defined below, “Independent Trustee”) is subject to the Board’s retirement policy, which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).
2	For the purposes of this table, “Fund Complex” means the Voya family of funds, including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Money Market Portfolio; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of January 31, 2015.
3	Mr. Mathews is deemed to be an “interested person” of the Trust, as defined in the 1940 Act, because of his current affiliation with any of the Voya funds, Voya Financial, Inc. or Voya Financial, Inc.’s affiliates.
Information Regarding Officers of the Trust
Set forth in the table below is information for each Officer of the Trust.
19
Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past 5 Years
Shaun P. Mathews 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 59	President and Chief Executive Officer	November 2006 - Present	President and Chief Executive Officer, Voya Investments, LLC (November 2006 – Present).

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past 5 Years
Michael J. Roland 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 56	Executive Vice President	February 2002 - Present	Managing Director and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (April 2012 – Present). Formerly, Chief Compliance Officer, Directed Services LLC and Voya Investments, LLC (March 2011 – December 2013); Executive Vice President and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (January 2007 – April 2012) and Chief Compliance Officer, Voya Family of Funds (March 2011 – February 2012).
Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 64	Executive Vice President Chief Investment Risk Officer	May 1999 - Present September 2009 - Present	Executive Vice President, Voya Investments, LLC (July 2000 – Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003 – Present).
Kevin M. Gleason 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 48	Chief Compliance Officer	February 2012 - Present	Senior Vice President and Chief Compliance Officer, Voya Investments, LLC (February 2012- Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company, (June 2004 – January 2012).
Todd Modic 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 47	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, Voya Funds Services, LLC (March 2005 – Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 50	Senior Vice President	November 2003 - Present	Senior Vice President, Voya Investments, LLC (October 2003 – Present).
Julius Drelick III 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 48	Senior Vice President	July 2012 - Present	Senior Vice President – Head of Fund Compliance, Voya Funds Services, LLC (June 2012 – Present); and Chief Compliance Officer of Directed Services LLC and Voya Investments, LLC (January 2014 – Present). Formerly, Vice President - Platform Product Management & Project Management, Voya Investments, LLC (April 2007 – June 2012).

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past 5 Years
Robert Terris 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 44	Senior Vice President	May 2006 - Present	Senior Vice President, Head of Division Operations, Voya Funds Services, LLC (January 2006 – Present).
Fred Bedoya 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 42	Vice President and Treasurer	September 2012 - Present	Vice President, Voya Funds Services, LLC (March 2012 – Present). Formerly, Assistant Vice President – Director, Voya Funds Services, LLC (March 2003 – March 2012).
Maria M. Anderson 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 56	Vice President	September 2004 - Present	Vice President, Voya Funds Services, LLC (September 2004 – Present).
Lauren D. Bensinger 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 60	Vice President	February 2003 - Present	Vice President, Voya Investments, LLC and Voya Funds Services, LLC (February 1996 – Present); Vice President, Voya Investments, LLC (October 2004 – Present); and Vice President and Money Laundering Reporting Officer, Voya Investments Distributor, LLC (April 2010 – Present). Anti-Money Laundering Compliance Officer, Voya Financial, Inc. (January 2013 – Present); Money Laundering Reporting Officer, Voya Investment Management Trust Co. (October 2012 – Present). Formerly, Chief Compliance Officer, Voya Investments Distributor, LLC (August 1995 – April 2010).
Sara Donaldson 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 55	Vice President	September 2014 - Present	Vice President, Voya Funds Services, LLC (April 2014 – Present). Formerly, Director, Compliance, AXA Rosenberg Global Services, LLC (September 1997 – March 2014).
Robyn L. Ichilov 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 47	Vice President	May 1999 - Present	Vice President, Voya Funds Services, LLC (November 1995 – Present) and Voya Investments, LLC (August 1997 – Present). Formerly, Treasurer, Voya Family of Funds (November 1999 – February 2012).
Jason Kadavy 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 38	Vice President	September 2012 - Present	Vice President, Voya Funds Services, LLC (July 2007 – Present).

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past 5 Years
Kimberly K. Springer 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 57	Vice President	March 2006 - Present	Vice President – Mutual Fund Product Development, Voya Investments, LLC (July 2012 – Present); Vice President, Voya Investment Management Voya Family of Funds (March 2010 – Present) and Vice President, Voya Funds Services, LLC (March 2006 - Present). Formerly Managing Paralegal, Registration Statements (June 2003 – July 2012).
Craig Wheeler 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 45	Vice President	May 2013 - Present	Vice President – Director of Tax, Voya Funds Services, LLC (March 2013 – Present). Formerly, Assistant Vice President – Director of Tax, Voya Funds Services, LLC (March 2008 – March 2013).
Huey P. Falgout, Jr. 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 51	Secretary	August 2003 - Present	Senior Vice President and Chief Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003 – March 2010).
Paul A. Caldarelli 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 63	Assistant Secretary	June 2010 - Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 – March 2010).
Theresa K. Kelety 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 51	Assistant Secretary	August 2003 - Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 – March 2010).
1	The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

The Board of Trustees
The Trust and each Fund are governed by the Board, which oversees the Trust’s business and affairs. The Board delegates the day-to-day management of the Trust and each Fund to the Trust’s Officers and to various service providers that have been contractually retained to provide such day-to-day services. The Voya entities that render services to the Trust and each Fund do so pursuant to contracts that have been approved by the Board. The Trustees are experienced executives who, among other duties, oversee the Trust’s activities, review contractual arrangements with companies that provide services to each Fund, and review each Fund’s investment performance.
The Board Leadership Structure and Related Matters
The Board is comprised of eleven (11) members, ten (10) of whom are independent or disinterested persons, which means that they are not “interested persons” of each Fund as defined in Section 2(a)(19) of the 1940 Act (“Independent Trustees”).
The Trust is one of 24 registered investment companies (with a total of approximately 158 separate series) in the Voya family of funds and all of the Trustees serve as members of, as applicable, each investment company’s Board of Directors or Board of Trustees. The Board employs substantially the same leadership structure with respect to each of these investment companies.
One of the Independent Trustees, currently John V. Boyer, serves as the Chairperson of the Board of the Trust. The responsibilities of the Chairperson of the Board include: coordinating with management in the preparation of agendas for Board meetings; presiding at Board meetings; between Board meetings, serving as a primary liaison with other Trustees, officers of the Trust, management personnel, and legal counsel to the Independent Trustees; and such other duties as the Board periodically may determine. Mr. Boyer does not hold a position with any firm that is a sponsor of the Trust. The designation of an individual as the Chairperson does not impose on such Independent Trustee any duties, obligations or liabilities greater than the duties, obligations or liabilities imposed on such person as a member of the Board, generally.
The Board performs many of its oversight and other activities through the committee structure described below in the “Board Committees” section. Each Committee operates pursuant to a written Charter approved by the Board. The Board currently conducts regular meetings eight (8) times a year. Six (6) of these regular meetings consist of sessions held over a three-day period, and two (2) of these meetings consist of a one-day session. In addition, during the course of a year, the Board and many of its Committees typically hold special meetings by telephone or in person to discuss specific matters that require action prior to the next regular meeting. The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.
The Board believes that its committee structure is an effective means of empowering the Trustees to perform their fiduciary and other duties. For example, the Board’s committee structure facilitates, as appropriate, the ability of individual Board members to receive detailed presentations on topics under their review and to develop increased familiarity with respect to such topics and with key personnel at relevant service providers. At least annually, with guidance from its Nominating and Governance Committee, the Board analyzes whether there are potential means to enhance the efficiency and effectiveness of the Board’s operations.
Board Committees
Audit Committee. The Board has established an Audit Committee whose functions include, among other things, (i) meeting with the independent registered public accounting firm of the Trust to review the scope of the Trust’s audit, the Trust’s financial statements and accounting controls; (ii) meeting with management concerning these matters, internal audit activities and other matters; and (iii) overseeing the implementation of the Voya funds’ valuation procedures and the fair value determinations made with respect to securities held by the Voya funds for which market value quotations are not readily available. The Audit Committee currently consists of five (5) Independent Trustees. The following Trustees currently serve as members of the Audit Committee: Ms. Baldwin and Messrs. Drotch, Kenny, Obermeyer, and Vincent. Mr. Drotch currently serves as the Chairperson of the Audit Committee. Ms. Baldwin and Messrs. Drotch, Kenny, Obermeyer, and Vincent have each been designated as Audit Committee Financial Experts under the Sarbanes-Oxley Act of 2002. The Audit Committee currently meets regularly five (5) times per year, and may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. The Audit Committee held five (5) meetings during the fiscal year ended October 31, 2014. The Audit Committee and Compliance Committee sometimes meet jointly to consider matters that are reviewed by both Committees. The Committees held two (2) such additional joint meetings during the fiscal year ended October 31, 2014.
Compliance Committee. The Board has established a Compliance Committee for the purpose of, among other things: (i) providing oversight with respect to compliance by the funds in the Voya family of funds and their service providers with applicable laws, regulations, and internal policies and procedures affecting the operations of the funds; (ii) serving as a committee, and in such capacity, to receive, retain, and act upon reports of evidence of possible material violations of applicable U.S. federal or state securities laws and breaches of fiduciary duty arising under U.S. federal or state laws; (iii) coordinating activities between the Board and the Chief Compliance Officer (“CCO”) of the funds; (iv) facilitating information flow among Board members and the CCO between Board meetings; (v) working with the CCO and management to identify the types of reports to be submitted by the CCO to the Compliance Committee and the Board; (vi) making recommendations regarding the role, performance and oversight of the CCO; (vii) overseeing management’s administration of proxy voting; and (viii) overseeing the effectiveness of brokerage usage by the Trust’s advisers or sub-advisers, as applicable, and compliance with regulations regarding the allocation of brokerage for services.
The Compliance Committee currently consists of five (5) Independent Trustees: Dr. DePrince, Mses. Chadwick and Pressler, and Messrs. Boyer and Jones. Mr. Jones currently serves as the Chairperson of the Compliance Committee. The Compliance Committee currently meets regularly four (4) times per year, and may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. The Compliance Committee held five (5) meetings during the fiscal year ended October 31, 2014. The Audit Committee and Compliance Committee sometimes meet jointly to consider matters that are reviewed by both Committees.

The Committees held two (2) such additional joint meetings during the fiscal year ended October 31, 2014.
Contracts Committee. The Board has established a Contracts Committee for the purpose of overseeing the annual renewal process relating to investment advisory and sub-advisory agreements and, at the discretion of the Board, other agreements or plans involving the Voya funds (including each Fund). The responsibilities of the Contracts Committee include, among other things: (i) identifying the scope and format of information to be provided by service providers in connection with applicable contract approvals or renewals; (ii) providing guidance to independent legal counsel regarding specific information requests to be made by such counsel on behalf of the Trustees; (iii) evaluating regulatory and other developments that might have an impact on applicable approval and renewal processes; (iv) reporting to the Trustees its recommendations and decisions regarding the foregoing matters; (v) assisting in the preparation of a written record of the factors considered by Trustees relating to the approval and renewal of advisory and sub-advisory agreements; (vi) recommending to the Board specific steps to be taken by it regarding the contracts approval and renewal process, including, for example, proposed schedules of meetings by the Trustees; and (vii) otherwise providing assistance in connection with Board decisions to renew, reject, or modify agreements or plans.
The Contracts Committee currently consists of all ten (10) of the Independent Trustees of the Board: Dr. DePrince, Mses. Baldwin, Chadwick and Pressler, and Messrs. Boyer, Drotch, Jones, Kenny, Obermeyer and Vincent. Ms. Pressler currently serves as the Chairperson of the Contracts Committee. It is expected that the Contracts Committee will meet regularly seven (7) times per year and may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. The Contracts Committee held six (6) meetings during the fiscal year ended October 31, 2014.
The Board has established a Contracts Sub-Committee for the purpose of initially reviewing substantially all of the matters considered by the Contracts Committee. The Contracts Sub-Committee currently consists of seven (7) Independent Trustees. The following Trustees serve as members of the Contracts Sub-Committee: Dr. DePrince, Mses. Baldwin, Chadwick and Pressler, and Messrs. Boyer, Obermeyer, and Vincent. Ms. Pressler currently serves as the Chairperson of the Contracts Sub-Committee. The Contracts Sub-Committee was established on January 23, 2014. The Contracts Sub-Committee meets regularly six (6) times per year and may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. The Contracts Sub-Committee held four (4) meetings during the fiscal year ended October 31, 2014.
Investment Review Committees. The Board has established, for all of the funds under its direction, the following three Investment Review Committees: (i) the Joint Investment Review Committee (“Joint IRC”); (ii) the Investment Review Committee for the Domestic Equity Funds (“DE IRC”); and (iii) the Investment Review Committee for the International/Balanced/Fixed-Income Funds (“I/B/F IRC”). Each of the Investment Review Committees perform the following functions, among other things: (i) monitoring the investment performance of the funds in the Voya family of funds that are assigned to that Committee; and (ii) making recommendations to the Board with respect to investment management activities performed by the advisers and/or sub-advisers on behalf of such Voya funds, and reviewing and making recommendations regarding proposals by management to retain new or additional sub-advisers for these Voya funds. Each Fund is monitored by the Investment Review Committees, as indicated below. Each committee is described below.
3
Fund	Joint IRC	DE IRC	I/B/F IRC
All funds except Voya Global Real Estate and Voya International Real Estate			X
Voya Global Real Estate	X
Voya International Real Estate	X
The Joint IRC currently consists of ten (10) Independent Trustees and one (1) Trustee who is an “interested person” of the funds in the Voya family of funds, as defined in the 1940 Act (“Interested Trustee”). The following Trustees serve as members of the Joint IRC: Dr. DePrince, Mses. Baldwin, Chadwick and Pressler, and Messrs. Boyer, Drotch, Jones, Kenny, Mathews, Obermeyer and Vincent. Mr. Obermeyer currently serves as the Chairperson of the Joint IRC. The Joint IRC was established on January 23, 2014. Prior to January 23, 2014, the Board held joint meetings of the I/B/F IRC and the DE IRC. The Joint IRC currently meets regularly six (6) times per year. The Joint IRC held six (6) meetings during the fiscal year ended October 31, 2014.
The DE IRC currently consists of five (5) Independent Trustees. The following Trustees serve as members of the DE IRC: Ms. Baldwin, and Messrs. Drotch, Jones, Obermeyer, and Vincent. Ms. Baldwin currently serves as the Chairperson of the DE IRC. The DE IRC currently meets regularly six (6) times per year. The DE IRC held six (6) meetings during the fiscal year ended October 31, 2014.
The I/B/F IRC currently consists of five (5) Independent Trustees and one (1) Interested Trustee. The following Trustees serve as members of the I/B/F IRC: Dr. DePrince, Mses. Chadwick and Pressler, and Messrs. Boyer, Kenny, and Mathews. Ms. Chadwick currently serves as the Chairperson of the I/B/F IRC. The I/B/F IRC currently meets regularly six (6) times per year. The I/B/F IRC held six (6) meetings during the fiscal year ended October 31, 2014. The DE IRC and the I/B/F IRC held one (1) joint meeting during the fiscal year ended October 31, 2014.
Nominating and Governance Committee. The Board has established a Nominating and Governance Committee for the purpose of, among other things: (i) identifying and recommending to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board; (ii) reviewing workload and capabilities of Independent Trustees and recommending changes to the size or composition of the Board, as necessary; (iii) monitoring regulatory developments and recommending modifications to the Committee’s responsibilities; (iv) considering and, if appropriate, recommending the creation of additional committees or changes to Trustee policies and procedures based on rule changes and “best practices” in corporate governance; (v) conducting an annual review of the membership and chairpersons of all Board committees and of practices relating to such membership and chairpersons; (vi) undertaking a periodic study of compensation paid to independent board members of investment companies and making recommendations for any compensation changes for the Independent Trustees; (vii) overseeing the Board’s annual self-evaluation process; (viii) developing (with assistance from management) an annual meeting calendar for the Board and its committees; and (ix) overseeing actions to facilitate attendance by Independent Trustees at relevant educational seminars and similar programs.
In evaluating potential candidates to fill Independent Trustee vacancies on the Board, the Nominating and Governance Committee will consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination. The Nominating and Governance Committee will consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews nominees that it identifies as potential candidates. A shareholder nominee for Trustee should be submitted in writing to the Trust’s Secretary at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034. Any such shareholder nomination should include at least the following information as to each individual proposed for nominations as Trustee: such person’s written consent to be named in a proxy statement as a nominee (if nominated) and to serve as a Trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of Trustees, or is otherwise required, in each case under applicable federal securities laws, rules, and regulations, including such information as the Board may reasonably deem necessary to satisfy its oversight and due diligence duties.
The Secretary shall submit all nominations received in a timely manner to the Nominating and Governance Committee. To be timely in connection with a shareholder meeting to elect Trustees, any such submission must be delivered to the Trust’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either the disclosure in a press release or in a document publicly filed by the Trust with the SEC.
The Nominating and Governance Committee currently consists of six (6) Independent Trustees. The following Trustees serve as members of the Nominating and Governance Committee: Mses. Baldwin and Chadwick, and Messrs. Boyer, Drotch, Jones, and Kenny. Mr. Kenny currently serves as the Chairperson of the Nominating and Governance Committee. The Nominating and Governance Committee typically meets three (3) times per year and on an as-needed basis. The Nominating and Governance Committee held six (6) meetings during the fiscal year ended October 31, 2014.
The Board’s Risk Oversight Role
The day-to-day management of various risks relating to the administration and operation of the Trust and each Fund is the responsibility of management and other service providers retained by the Board or by management, most of whom employ professional personnel who have risk management responsibilities. The Board oversees this risk management function consistent with and as part of its oversight duties. The Board performs this risk management oversight function directly and, with respect to various matters, through its committees. The following description provides an overview of many, but not all, aspects of the Board’s oversight of risk management for each Fund. In this connection, the Board has been advised that it is not practicable to identify all of the risks that may impact each Fund or to develop procedures or controls that are designed to eliminate all such risk exposures, and that applicable securities law regulations do not contemplate that all such risks be identified and addressed.
The Board, working with management personnel and other service providers, has endeavored to identify the primary risks that confront each Fund. In general, these risks include, among others: (i) investment risks; (ii) credit risks; (iii) liquidity risks; (iv) valuation risks; (v) operational risks; (vi) reputational risks; (vii) regulatory risks; (viii) risks related to potential legislative changes; and (ix) the risk of conflicts of interest affecting Voya affiliates in managing each Fund. The Board has adopted and periodically reviews various policies and procedures that are designed to address these and other risks confronting each Fund. In addition, many service providers to each Fund have adopted their own policies, procedures, and controls designed to address particular risks to each Fund. The Board and persons retained to render advice and service to the Board periodically review and/or monitor changes to, and developments relating to, the effectiveness of these policies and procedures.
The Board oversees risk management activities in part through receipt and review by the Board or its committees of regular and special reports, presentations and other information from Officers of the Trust, including the CCOs for the Trust and the Adviser and the Trust’s Chief Investment Risk Officer (“CIRO”), and from other service providers. For example, management personnel and the other persons make regular reports and presentations to: (i) the Compliance Committee regarding compliance with regulatory requirements; (ii) the Investment Review Committees regarding investment activities and strategies that may pose particular risks; (iii) the Audit Committee with respect to financial reporting controls and internal audit activities; (iv) the Nominating and Governance Committee regarding corporate governance and best practice developments; and (v) the Contracts Committee regarding regulatory and related developments that might impact the retention of service providers to the Trust. The CIRO oversees an Investment Risk Department (“IRD”) that provides an independent source of analysis and research for Board members in connection with their oversight of the investment process and performance of portfolio managers. Among its other duties, the IRD seeks to identify and, where practicable, measure the investment risks being taken by each Fund’s portfolio managers. Although the IRD works closely with management of the Trust in performing its duties, the CIRO is directly accountable to, and maintains an ongoing dialogue with, the Independent Trustees.
Qualifications of the Trustees
The Board believes that each of its Trustees is qualified to serve as a Trustee of the Trust. based on its review of the experience, qualifications, attributes, and skills of each Trustee. The Board bases this conclusion on its consideration of various criteria, no one of which is controlling. Among others, the Board has considered the following factors with respect to each Trustee: strong character and high integrity; an ability to review, evaluate, analyze, and discuss information provided; the ability to exercise effective business judgment in protecting shareholder interests while taking into account different points of views; a background in financial, investment, accounting, business, regulatory, or other skills that would be relevant to the performance of a Trustee's duties; the ability and willingness to commit the time necessary to perform his or her duties; and the ability to work in a collegial manner with other Board members. Each Trustee's ability to perform his or her duties effectively is evidenced by his or her: experience in the investment management business; related consulting experience; other professional experience; experience serving on the boards of directors/trustees of other public companies; educational background and professional training; prior experience serving on the Board, as well as the boards of other investment companies in the Voya family of funds and/or of other investment companies; and experience as attendees or participants in conferences and seminars that are focused on investment company matters and/or duties that are specific to board members of registered investment companies.
Information indicating certain of the specific experience and qualifications of each Trustee relevant to the Board’s belief that the Trustee should serve in this capacity is provided in the table above that provides information about each Trustee. That table includes, for each Trustee, positions held with the Trust, the length of such service, principal occupations during the past five (5) years, the number of series within the Voya family of funds for which the Trustee serves as a Board member, and certain directorships held during the past five (5) years. Set forth below are certain additional specific experiences, qualifications, attributes, or skills that the Board believes support a conclusion that each Trustee should serve as a Board member in light of the Trust’s business and structure.
Colleen D. Baldwin has been a Trustee of the Trust and a board member of other investment companies in the Voya family of funds since 2007. She also has served as the Chairperson of the Trust’s DE IRC since January 23, 2014 and, prior to that, as the Chairperson of the Trust’s Nominating and Governance Committee since 2009. Ms. Baldwin is currently an Independent Board Director of DSM/Dentaquest and is a member of its Audit and Finance/Investment Review Committees. Ms. Baldwin has been President of Glantuam Partners, LLC, a business consulting firm, since 2009. Prior to that, she served in senior positions at the following financial services firms: Chief Operating Officer for Ivy Asset Management, Inc. (2002-2004), a hedge fund manager; Chief Operating Officer and Head of Global Business and Product Development for AIG Global Investment Group (1995-2002), a global investment management firm; Senior Vice President at Bankers Trust Company (1994-1995); and Senior Managing Director at J.P. Morgan & Company (1987-1994). Ms. Baldwin began her career in 1981 at AT&T/Bell Labs as a systems analyst. Ms. Baldwin holds a B.S. from Fordham University and an M.B.A. from Pace University.
John V. Boyer has been a Trustee of the Trust and a board member of other investment companies in the Voya family of funds since 2005. He also has served as the Chairperson of the Trust’s Board of Trustees since January 22, 2014 and, prior to that, as the Chairperson of the Trust’s I/B/F IRC since 2006. Prior to that, he served as the Chairperson of the Compliance Committee for other funds in the Voya family of funds. Since 2008, Mr. Boyer has been President and CEO of the Bechtler Arts Foundation for which, among his other duties, Mr. Boyer oversees all fiduciary aspects of the Foundation and assists in the oversight of the Foundation’s endowment fund. Previously, he served as President and Chief Executive Officer of the Franklin and Eleanor Roosevelt Institute (2006-2007) and as Executive Director of The Mark Twain House & Museum (1989-2006) where he was responsible for overseeing business operations, including endowment funds. He also served as a board member of certain predecessor mutual funds of the Voya family of funds (1997-2005). Mr. Boyer holds a B.A. from the University of California, Santa Barbara and an M.F.A. from Princeton University.
Patricia W. Chadwick has been a Trustee of the Trust and a board member of other investment companies in the Voya family of funds since 2006. She also has served as the Chairperson of the Trust’s I/B/F IRC since January 23, 2014 and, prior to that, as the Chairperson of the Trust’s DE IRC since 2007. Since 2000, Ms. Chadwick has been the Founder and President of Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy. She also is a director of The Royce Funds (since 2009), Wisconsin Energy Corp. (since 2006), and AMICA Mutual Insurance Company (since 1992). Previously, she served in senior roles at several major financial services firms where her duties included the management of corporate pension funds, endowments, and foundations, as well as management responsibilities for an asset management business. Ms. Chadwick holds a B.A. from Boston University and is a Chartered Financial Analyst.
Albert E. DePrince, Jr. has been a Trustee of the Trust since May 21, 2013, and a board member of other investment companies in the Voya family of funds since 1998. Dr. DePrince was a professor of Economics and Finance at Middle Tennessee State University since 1991, and retired in July, 2014. He continued to hold a position with the university under a post-retirement contract until December 31, 2014. Prior to joining the faculty at Middle Tennessee State University, Dr. DePrince served in various business positions, including 12 years at Marine Midland Bank in New York City, where he held the positions of Chief Economist and Senior Vice President, and nine years as an economist with the Federal Reserve Bank of New York. Dr. DePrince holds a B.A. in Economics from Bucknell University, an M.A. in Economics from the University of Michigan, and a Ph.D. in Economics from New York University. Dr. DePrince also served as Director at the Business and Economic Research Center at Middle Tennessee State University from 1999 to 2002. He has presented research papers at numerous academic conferences and has published numerous scholarly papers and journal articles in the areas of financial markets, financial institutions, investment strategies, and commercial bank performance.
Peter S. Drotch has been a Trustee of the Trust and a board member of other investment companies in the Voya family of funds since 2007. He has also served as the Chairperson of the the Trust’s Audit Committee since January 1, 2015.Prior to his retirement in 2000, he was a partner at the accounting firm of PricewaterhouseCoopers LLP, where he was the leader of the firm’s U.S. Investment Management practice group and a member of its global leadership team where he acquired extensive experience with respect to audits and other financial matters relating to registered investment companies. Since his retirement, he also has served on the boards of registered investment companies in other fund complexes (the State Street Research Funds and BlackRock Funds) from 2005 to 2007 and as a consultant with respect to investment company regulatory compliance matters. Mr. Drotch is also a Director of First Marblehead Corporation (student loans), Tufts Health Plan (health insurance), and a Director of the University of Connecticut Foundation, Inc. Mr. Drotch holds a B.S. from the University of Connecticut and is a retired Certified Public Accountant.

Russell H. Jones has been a Trustee of the Trust since May 21, 2013, and a board member of other investment companies in the Voya family of funds since December 2007. He also has served as the Chairperson of the Trust’s Compliance Committee since January 23, 2014. From 1973 until his retirement in 2008, Mr. Jones served in various positions at Kaman Corporation, an aerospace and industrial distribution manufacturer, including Senior Vice President, Chief Investment Officer and Treasurer, Principal Investor Relations Officer, Principal Public Relations Officer and Corporate Parent Treasurer. Mr. Jones served as an Independent Director and Chair of the Contracts Committee for CIGNA Mutual Funds from 1995 until 2005. Mr. Jones also served as President of the Hartford Area Business Economists from 1986 until 1987. Mr. Jones holds a B.A. from the University of Connecticut and an M.A. from the Hartford Seminary.
Patrick W. Kenny has been a Trustee of the Trust and a board member of other investment companies in the Voya family of funds since 2005. He also has served as the Chairperson of the Trust’s Nominating and Governance Committee since January 23, 2014 and, prior to that, as the Chairperson of the Trust’s Compliance Committee since 2006. He previously served as President and Chief Executive Officer (2001-2009) of the International Insurance Society (insurance trade association), Executive Vice President (1998-2001) of Frontier Insurance Group (property and casualty insurance company), Senior Vice President (1995-1998) of SS&C Technologies (software and technology company), Chief Financial Officer (1988-1994) of Aetna Life & Casualty Company (multi-line insurance company), and as Partner (until 1988) of KPMG LLP (accounting firm). Mr. Kenny currently serves (since 2004) on the board of directors of Assured Guaranty Ltd. (provider of financial guaranty insurance) and previously served on the boards of Odyssey Re Holdings Corporation (multi-line reinsurance company) (2006-2009) and of certain predecessor mutual funds of the Voya family of funds (2002-2005). Mr. Kenny holds a B.B.A. from the University of Notre Dame and an M.A. from the University of Missouri and is a Certified Public Accountant.
Shaun P. Mathews has been a Trustee of the Trust and a board member of other investment companies in the Voya family of funds since 2007. He also is President and Chief Executive Officer of Voya Investments, LLC (2006 to present). Mr. Mathews previously served as President of Voya Mutual Funds and Investment Products (2004-2006) and several other senior management positions in various aspects of the financial services business.
Joseph E. Obermeyer has been a Trustee of the Trust since May 21, 2013, and a board member of other investment companies in the Voya family of funds since 2003. He also has served as the Chairperson of the Trust’s Joint IRC since January 23, 2014. Mr. Obermeyer is the founder and President of Obermeyer & Associates, Inc., a provider of financial and economic consulting services since 1999. Prior to founding Obermeyer & Associates, Mr. Obermeyer had more than 15 years of experience in accounting, including serving as a Senior Manager at Arthur Andersen LLP from 1995 until 1999. Previously, Mr. Obermeyer served as a Senior Manager at Coopers & Lybrand LLP from 1993 until 1995, as a Manager at Price Waterhouse from 1988 until 1993, Second Vice President from 1985 until 1988 at Smith Barney, and as a consultant with Arthur Andersen & Co. from 1984 until 1985. Mr. Obermeyer holds a B.A. in Business Administration from the University of Cincinnati, an M.B.A. from Indiana University, and post graduate certificates from the University of Tilburg and INSEAD.
Sheryl K. Pressler has been a Trustee of the Trust and a board member of other investment companies in the Voya family of funds since 2006. She also has served as the Chairperson of both the Trust’s Contracts Committee and Contracts Sub-Committee since 2007 and January 23, 2014, respectively. Ms. Pressler has served as a consultant on financial matters since 2001. Previously, she held various senior positions involving financial services, including as Chief Executive Officer (2000-2001) of Lend Lease Real Estate Investments, Inc. (real estate investment management and mortgage servicing firm), Chief Investment Officer (1994-2000) of California Public Employees’ Retirement System (state pension fund), Director of Stillwater Mining Company (May 2002 – May 2013), and Director of Retirement Funds Management (1981-1994) of McDonnell Douglas Corporation (aircraft manufacturer). Ms. Pressler holds a B.A. from Webster University and an M.B.A. from Washington University.
Roger B. Vincent has been a Trustee of the Trust and a board member of other investment companies in the Voya family of funds since 2002. He also has served as the Chairperson of the Trust’s Board of Trustees from 2007 – January 21, 2014 and, prior to that, as the Chairperson of the Trust’s Contracts Committee and the DE IRC. Mr. Vincent previously served as the Chairperson of the Contracts Committee and the DE IRC with respect to other funds in the Voya family of funds. Mr. Vincent retired as President of Springwell Corporation (a corporate finance firm) in 2011 where he had worked since 1989. He is a Director of UGI Corporation and UGI Utilities, Inc. (since 2006). He previously worked for 20 years at Bankers Trust Company where he was a Managing Director and a member of the bank’s senior executive partnership. He also previously served as a Director of AmeriGas Partners, L.P. (1998-2006), Tatham Offshore, Inc. (1996-2000), and Petrolane, Inc. (1993-1995), and as a board member of certain predecessor funds of the Voya family of funds (1993-2002). Mr. Vincent is a member of the board of the Mutual Fund Directors Forum and a past Director of the National Association of Corporate Directors. Mr. Vincent holds a B.S. from Yale University and an M.B.A. from Harvard University.
Trustee Ownership of Securities
In order to further align the interests of the Independent Trustees with shareholders, it is the policy of the Board for Independent Trustees to own, beneficially, shares of one or more funds in the Voya family of funds at all times (“Ownership Policy”). For this purpose, beneficial ownership of shares of a Voya fund include, in addition to direct ownership of Voya fund shares, ownership of a variable contract whose proceeds are invested in a Voya fund within the Voya family of funds, as well as deferred compensation payments under the Board’s deferred compensation arrangements pursuant to which the future value of such payments is based on the notional value of designated funds within the Voya family of funds.
Prior to May 22, 2014, under this Ownership Policy, the initial value of investments in the Voya family of funds that Trustees were required to beneficially own must have been equal to at least $100,000. On May 22, 2014, the Board amended the Ownership Policy to increase the initial value of investments that a Trustee must own in the Voya family of funds to $230,000.

On January 22, 2015, the Board again amended the Ownership Policy (the “Amended Ownership Policy”) to require the initial value of investments in the Voya family of funds that are directly or indirectly owned by the Trustees to equal or exceed the annual retainer fee for Board services (excluding any annual retainers for service as chairpersons of the Board or its committees or as members of committees), as such retainer shall be adjusted from time to time.
The Amended Ownership Policy provides that existing Trustees shall have a reasonable amount of time from the date of any recent or future increase in the minimum ownership requirements in order to satisfy the minimum share ownership requirements. In addition, the Amended Ownership Policy provides that a new Trustee shall satisfy the minimum share ownership requirements within a reasonable time of becoming a Trustee. For purposes of the Amended Ownership Policy, a reasonable period of time will be deemed to be, as applicable, no more than three years after a Trustee has assumed that position with the Voya family of funds or no more than one year after an increase in the minimum share ownership requirement due to changes in annual Board retainer fees. A decline in value of any fund investments will not cause a Trustee to have to make any additional investments under this Policy.
As of December 31, 2014, all Independent Trustees were in compliance with the Ownership Policy.
Investment in mutual funds of the Voya family of funds by the Trustees pursuant to this Ownership Policy are subject to: (i) policies, applied by the mutual funds of the Voya family of funds to other similar investors, that are designed to prevent inappropriate market timing trading practices; and (ii) any provisions of the Code of Ethics for the Voya family of funds that otherwise apply to the Trustees.
Trustees' Fund Equity Ownership Positions
The following table sets forth information regarding each Trustee's ownership of equity securities of each Fund and the aggregate holdings of shares of equity securities of all the funds in the Voya family of funds for the calendar year ended December 31, 2014.
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Fund	Dollar Range of Equity Securities in each Fund as of December 31, 2014
	Colleen D. Baldwin	John V. Boyer	Patricia W. Chadwick	Albert E. DePrince, Jr.	Peter S. Drotch
Voya Emerging Markets Equity Dividend	None	None	None	None	None
Voya Global Bond	None	None	None	None	None
Voya Global Equity Dividend	None	None	None	None	None
Voya Global Natural Resources	None	None	None	None	None
Voya Global Real Estate	None	None	None	None	$50,001-$100,000
Voya Global Value Advantage	None	None	None	None	None
Voya International Core	None	None	None	Over $100,000[1]	None
Voya International Real Estate	$50,001-$100,000[1]	None	None	None	None
Voya Multi-Manager Emerging Markets Equity	$50,001-$100,000[1]	None	None	None	None
Voya Multi-Manager International Equity	None	None	None	None	None
Voya Multi-Manager International Small Cap	None	None	None	None	None
Voya Russia	None	None	None	None	None
Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in the Voya family of funds	Over $100,000[1]	Over $100,000 Over $100,000[1]	Over $100,000	Over $100,000[1]	Over $100,000

13
Fund	Dollar Range of Equity Securities in each Fund as of December 31, 2014
	Russell H. Jones	Patrick W. Kenny	Shaun P. Mathews	Joseph E. Obermeyer	Sheryl K. Pressler	Roger B. Vincent
Voya Emerging Markets Equity Dividend	None	None	None	None	None	None
Voya Global Bond	None	None	None	None	None	None
Voya Global Equity Dividend	None	None	None	None	None	Over $100,000
Voya Global Natural Resources	None	None	None	None	None	None

Fund	Dollar Range of Equity Securities in each Fund as of December 31, 2014
	Russell H. Jones	Patrick W. Kenny	Shaun P. Mathews	Joseph E. Obermeyer	Sheryl K. Pressler	Roger B. Vincent
Voya Global Real Estate	None	None	None	None	None	None
Voya Global Value Advantage	None	None	$10,001-$50,000[1]	None	None	None
Voya International Core	None	None	None	None	Over $100,000[1]	None
Voya International Real Estate	None	None	None	None	None	None
Voya Multi-Manager Emerging Markets Equity	None	None	$1-$10,000[1]	Over $100,000[1]	$50,001-$100,000[1]	None
Voya Multi-Manager International Equity	None	None	None	None	None	None
Voya Multi-Manager International Small Cap	None	None	None	None	None	None
Voya Russia	None	None	None	None	None	None
Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in the Voya family of funds	Over $100,000[1]	Over $100,000 Over $100,000[1]	Over $100,000 Over $100,000[1]	Over $100,000[1]	Over $100,000[1]	Over $100,000 Over $100,000[1]
1	Includes the value of shares in which a Trustee has an indirect interest through a deferred compensation plan and/or a 401(K) plan.
Independent Trustee Ownership of Securities of the Adviser, Underwriter, and their Affiliates
The following table sets forth information regarding each Independent Trustee's (and his/her immediate family members) share ownership in securities of each Fund’s Adviser or Principal Underwriter, and the ownership of securities in an entity controlling, controlled by or under common control with the Adviser or Principal Underwriter of each Fund (not including registered investment companies) as of December 31, 2014.
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Name of Trustee	Name of Owners and Relationship to Trustee	Company	Title of Class	Value of Securities	Percentage of Class
Colleen D. Baldwin	N/A	N/A	N/A	N/A	N/A
John V. Boyer	N/A	N/A	N/A	N/A	N/A
Patricia W. Chadwick	N/A	N/A	N/A	N/A	N/A
Albert E. DePrince, Jr.	N/A	N/A	N/A	N/A	N/A
Peter S. Drotch	N/A	N/A	N/A	N/A	N/A
Russell H. Jones	N/A	N/A	N/A	N/A	N/A
Patrick W. Kenny	N/A	N/A	N/A	N/A	N/A
Joseph Obermeyer	N/A	N/A	N/A	N/A	N/A
Sheryl K. Pressler	N/A	N/A	N/A	N/A	N/A
Roger B. Vincent	N/A	N/A	N/A	N/A	N/A
Trustee Compensation
Each Trustee is reimbursed for reasonable expenses incurred in connection with each meeting of the Board or any of its Committee meetings attended. Each Independent Trustee is compensated for his or her services, on a quarterly basis, according to a fee schedule adopted by the Board. The Board may from time to time designate other meetings as subject to compensation.
Effective January 1, 2015, each Fund pays each Trustee who is not an interested person of the Fund his or her pro rata share, as described below, of: (i) an annual retainer of $250,000; (ii) Mr. Boyer, as the Chairperson of the Board, receives an additional annual retainer of $100,000; (iii) Mses. Baldwin, Chadwick, and Pressler and Messrs. Drotch, Jones, Kenny, and Obermeyer as the Chairpersons of Committees of the Board, each receive an additional annual retainer of $30,000 $30,000 $65,000 $25,000 $25,000, $25,000 and $30,000, respectively;

(iv) $10,000 per attendance at any of the regularly scheduled meetings (four (4) quarterly meetings, two (2) auxiliary meetings, and two (2) annual contract review meetings); and (v) out-of-pocket expenses. The Board at its discretion may from time to time designate other special meetings as subject to an attendance fee in the amount of $5,000 for in-person meetings and $2,500 for special telephonic meetings.
Prior to January 1, 2015, each Fund paid each Trustee who was not an interested person of the Fund his or her pro rata share, as described below, of: (i) an annual retainer of $230,000; (ii) Mr. Boyer, as the Chairperson of the Board, received an additional annual retainer of $100,000; (iii) Mses. Baldwin, Chadwick, and Pressler and Messrs. J. Michael Earley (former Board member, retired December 31, 2014), Jones, Kenny, and Obermeyer as the Chairpersons of Committees of the Board, each received an additional annual retainer of $30,000, $30,000, $65,000, $25,000, $25,000, $25,000, and $30,000, respectively; (iv) $10,000 per attendance at any of the regularly scheduled meetings (four (4) quarterly meetings, two (2) auxiliary meetings, and two (2) annual contract review meetings); and (v) out-of-pocket expenses. The Board at its discretion could from time to time designate other special meetings as subject to an attendance fee in the amount of $5,000 for in-person meetings and $2,500 for special telephonic meetings.
The pro rata share paid by each Fund is based on each Fund’s average net assets as a percentage of the average net assets of all the funds managed by the adviser or its affiliate for which the Trustees serve in common as Trustees.
Future Compensation Payment
Certain future payment arrangements were in place prior to May 21, 2013.  More particularly, each non-interested Trustee, with the exception of Dr. DePrince and Messrs.  Jones, and Obermeyer, who was a Trustee on or before May 9, 2007, and who will have served as a non-interested Trustee for five or more years for one or more funds in the Voya family of funds is entitled to a future payment (“Future Payment”), if such Trustee:  (i) retires in accordance with the Board’s retirement policy; (ii) dies; or (iii) becomes disabled.  The Future Payment shall be made promptly to, as applicable, the Trustee or the Trustee’s estate, in an amount equal to two (2) times the annual compensation payable to such Trustee, as in effect at the time of his or her retirement, death or disability if the Trustee had served as Trustee for at least five years as of May 9, 2007, or in a lesser amount calculated based on the proportion of time served by such Trustee (as compared to five years) as of May 9, 2007.  The annual compensation determination shall be based upon the annual Board membership retainer fee in effect at the time of that Trustee’s retirement, death or disability (but not any separate annual retainer fees for chairpersons of committees and of the Board), provided that the annual compensation used for this purpose shall not exceed the annual retainer fees as of May 9, 2007.  This amount shall be paid by the Voya fund or Voya funds on whose Board the Trustee was serving at the time of his or her retirement, death, or disability.  Each applicable Trustee may elect to receive payment of his or her benefit in a lump sum or in three substantially equal payments.
Compensation Table
The following table sets forth information provided by each Fund’s Adviser regarding compensation of Trustees by each Fund and other funds managed by the Adviser and its affiliates for the fiscal year ended October 31, 2014. Officers of the Trust and Trustees who are interested persons of the Trust do not receive any compensation from the Trust or any other funds managed by the Adviser or its affiliates.
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Fund	Aggregate Compensation
	Colleen D. Baldwin[1]	John V. Boyer[1]	Patricia W. Chadwick	Albert E. DePrince, Jr.	Peter S. Drotch	J. Michael Earley[2]
Voya Emerging Markets Equity Dividend	$69.92	$79.86	$70.25	$64.42	$59.55	$68.74
Voya Global Bond	$1,795.83	$2,057.26	$1,803.92	$1,653.72	$1,535.92	$1,765.80
Voya Global Equity Dividend	$237.35	$272.37	$238.39	$218.54	$203.65	$233.43
Voya Global Natural Resources	$288.32	$330.95	$289.55	$265.50	$247.70	$283.56
Voya Global Real Estate	$15,829.43	$18,155.17	$15,898.63	$14,576.64	$13,573.71	$15,566.86
Voya Global Value Advantage	$1,267.45	$1,451.79	$1,273.23	$1,167.10	$1,083.51	$1,246.25
Voya International Core	$1,011.37	$1,147.08	$1,016.73	$932.52	$851.39	$993.68
Voya International Real Estate	$1,788.24	$2,049.59	$1,796.12	$1,647.00	$1,532.53	$1,758.55
Voya Multi-Manager Emerging Markets Equity	$766.77	$879.33	$770.15	$706.14	$657.60	$754.08
Voya Multi-Manager International Equity	$1,329.98	$1,538.26	$1,334.70	$1,223.57	$1,156.49	$1,308.73

Fund	Aggregate Compensation
	Colleen D. Baldwin[1]	John V. Boyer[1]	Patricia W. Chadwick	Albert E. DePrince, Jr.	Peter S. Drotch	J. Michael Earley[2]
Voya Multi-Manager International Small Cap	$837.84	$963.43	$841.36	$771.26	$721.34	$824.13
Voya Russia	$495.05	$562.22	$497.67	$456.41	$417.78	$486.50
Pension or Retirement Benefits Accrued as Part of Fund Expenses	N/A	N/A	N/A	N/A	N/A	N/A
Estimated Annual Benefits Upon Retirement	N/A	N/A	N/A	N/A	N/A	N/A
Total Compensation from the Fund and the Voya familiy of funds Paid to Trustees	$358,430.55	$411,361.11	$360,000.00	$330,000.00	$307,500.00	$352,500.00

15
Fund	Aggregate Compensation
	Russell H. Jones[1]	Patrick W. Kenny[1]	Joseph E. Obermeyer[1]	Sheryl K. Pressler	Roger B. Vincent
Voya Emerging Markets Equity Dividend	$67.63	$69.28	$68.27	$77.06	$69.32
Voya Global Bond	$1,738.42	$1,778.89	$1,755.36	$1,979.16	$1,773.24
Voya Global Equity Dividend	$229.90	$235.08	$232.17	$261.55	$233.78
Voya Global Natural Resources	$279.38	$285.54	$282.16	$317.60	$283.65
Voya Global Real Estate	$15,332.31	$15,678.30	$15,483.44	$17,440.96	$15,597.07
Voya Global Value Advantage	$1,226.64	$1,255.54	$1,238.54	$1,397.04	$1,252.27
Voya International Core	$975.87	$1,002.70	$984.54	$1,114.98	$1,012.83
Voya International Real Estate	$1,731.84	$1,771.27	$1,748.81	$1,970.09	$1,763.35
Voya Multi-Manager Emerging Markets Equity	$742.62	$759.48	$749.91	$844.82	$755.75
Voya Multi-Manager International Equity	$1,292.56	$1,316.18	$1,306.36	$1,464.35	$1,292.75
Voya Multi-Manager International Small Cap	$812.08	$829.67	$820.25	$923.13	$822.76
Voya Russia	$477.70	$490.80	$481.95	$545.81	$495.28
Pension or Retirement Benefits Accrued as Part of Fund Expenses	N/A	N/A	N/A	N/A	N/A
Estimated Annual Benefits Upon Retirement	N/A	N/A	N/A	N/A	N/A
Total Compensation from the Fund and the Voya familiy of funds Paid to Trustees	$347,152.78	$355,000.00	$350,583.33	$395,000.00	$353,055.56
1	During the fiscal year ended October 31, 2014, Ms. Baldwin, and Messrs. Boyer, Jones, Kenny, and Obermeyer deferred $25,000, $20,000, $69,250, $88,750, and $19,250, respectively, of their compensation from the Voya family of funds.
2	Mr. Earley retired as a Trustee effective December 31, 2014.
CODE OF ETHICS
Each Fund, the Adviser, the Sub-Adviser, and the Distributor have adopted a code of ethics (“Code of Ethics”) governing personal trading activities of all Trustees, Officers of the Trust and persons who, in connection with their regular functions, play a role in the recommendation of or obtain information pertaining to any purchase or sale of a security by each Fund. The Code of Ethics is intended to prohibit fraud against a Fund that may arise from the personal trading of securities that may be purchased or held by that Fund or of the Fund’s shares. The Code of Ethics prohibits short-term trading of a Fund’s shares by persons subject to the Code of Ethics. Personal trading is permitted by such persons subject to certain restrictions; however, such persons are generally required to pre-clear all security transactions with each Fund’s Administrator and to report all transactions on a regular basis.

PRINCIPAL SHAREHOLDERS AND CONTROL PERSONS
Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. A control person may have a significant impact on matters submitted to a shareholder vote.
Trustee Holdings
As of February 2, 2015, the Trustees and officers of the Trust as a group owned less than 1% of any class of each Fund’s outstanding shares.
Principal Shareholders
As of February 2, 2015, to the best knowledge of management, no person owned beneficially or of-record more than 5% of the outstanding shares of any class of a Fund or more than 5% of the outstanding shares of any Fund addressed herein, except as set forth in the table below. The Trust has no knowledge as to whether all or any portion of shares owned of-record are also owned beneficially.
248
Name of Fund	Class	Name and Address	Percentage of Class	Percentage of Fund
Voya Emerging Markets Equity Dividend	Class A	National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd FL 5 Jersey City, NJ 07310-2010	7.07%	5.67%
Voya Emerging Markets Equity Dividend	Class A	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-00001	18.53%	12.46%
Voya Emerging Markets Equity Dividend	Class A	First Clearing, LLC 2801 Market Street Saint Louis, MO 63103	10.92%	8.57%
Voya Emerging Markets Equity Dividend	Class A	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd FL Jersey City, NJ 07311	5.44%	10.11%
Voya Emerging Markets Equity Dividend	Class B	National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd FL 5 Jersey City, NJ 07310-2010	28.05%	5.67%
Voya Emerging Markets Equity Dividend	Class B	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-00001	14.69%	12.46%
Voya Emerging Markets Equity Dividend	Class B	First Clearing, LLC 2801 Market Street Saint Louis, MO 63103	10.04%	8.57%
Voya Emerging Markets Equity Dividend	Class B	TD Ameritrade Inc FBO Our Customers PO Box 2226 Omaha, NE 68103-2226	6.68%	0.77%
Voya Emerging Markets Equity Dividend	Class B	LPL Financial Omnibus Customer Account Attn: Lindsay O'Toole 9785 Towne Centre Dr San Diego, CA 92121	7.09%	1.86%
Voya Emerging Markets Equity Dividend	Class C	National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd FL 5 Jersey City, NJ 07310-2010	5.91%	5.67%
Voya Emerging Markets Equity Dividend	Class C	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-00001	9.50%	12.46%
Voya Emerging Markets Equity Dividend	Class C	MLPF & S For the Sole Benefit of the Customers Attn: Fund Administration 4800 Deer Lake Dr East 3rd FL Jacksonville, FL 32246-6484	15.40%	4.20%
Voya Emerging Markets Equity Dividend	Class C	First Clearing, LLC 2801 Market Street Saint Louis, MO 63103	9.81%	8.57%

Name of Fund	Class	Name and Address	Percentage of Class	Percentage of Fund
Voya Emerging Markets Equity Dividend	Class C	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd FL Jersey City, NJ 07311	36.01%	10.11%
Voya Emerging Markets Equity Dividend	Class I	UBS Financial Services Inc. Attn: Department Manager 499 Washington Blvd 9th FL Jersey City, NJ 07310-2055	39.35%	4.07%
Voya Emerging Markets Equity Dividend	Class I	MLPF & S For the Sole Benefit of the Customers Attn: Fund Administration 4800 Deer Lake Dr East 3rd FL Jacksonville, FL 32246-6484	11.79%	4.20%
Voya Emerging Markets Equity Dividend	Class I	First Clearing, LLC 2801 Market Street Saint Louis, MO 63103	10.01%	8.57%
Voya Emerging Markets Equity Dividend	Class I	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd FL Jersey City, NJ 07311	36.65%	10.11%
Voya Emerging Markets Equity Dividend	Class O	Capital One ShareBuilder Inc. For the Sole Benefit of its Customers Attn: Bob Miller Head of Broker/Ops 83 S King St. Ste 700 Seattle, WA 98104-3852	99.94%	19.33%
Voya Emerging Markets Equity Dividend	Class W	Raymond James Omnibus for Mutual Funds House Account Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716	100.00%	1.57%
Voya Global Bond	Class A	National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd FL 5 Jersey City, NJ 07310-2010	5.69%	1.57%
Voya Global Bond	Class A	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-00001	10.32%	9.05%
Voya Global Bond	Class A	First Clearing, LLC 2801 Market Street Saint Louis, MO 63103	6.68%	4.00%
Voya Global Bond	Class A	Stifel Nicolaus & Co Inc. FBO Exclusive Benefit of Customers 501 N Broadway St. Louis, MO 63102	9.73%	1.50%
Voya Global Bond	Class A	Voya Institutional Trust Company 1 Orange Way Windsor, CT 06095-4773	14.24%	2.68%
Voya Global Bond	Class A	Charles Schwab & Co Inc. Special Custody Account FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	16.41%	3.44%
Voya Global Bond	Class B	Ann M. Ewen TTEE Ann M. Ewen Revocable Trust 8 Hillcrest Dr Newtown, CT 06470-1236	7.65%	0.01%
Voya Global Bond	Class B	National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd FL 5 Jersey City, NJ 07310-2010	32.94%	1.57%

Name of Fund	Class	Name and Address	Percentage of Class	Percentage of Fund
Voya Global Bond	Class B	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-00001	7.82%	9.05%
Voya Global Bond	Class B	MLPF & S For the Sole Benefit of the Customers Attn: Fund Administration 4800 Deer Lake Dr East 3rd FL Jacksonville, FL 32246-6484	17.38%	4.76%
Voya Global Bond	Class B	First Clearing, LLC 2801 Market Street Saint Louis, MO 63103	9.50%	4.00%
Voya Global Bond	Class C	UBS Financial Services Inc. Attn: Department Manager 499 Washington Blvd 9th FL Jersey City, NJ 07310-2055	10.39%	2.66%
Voya Global Bond	Class C	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-00001	10.31%	9.05%
Voya Global Bond	Class C	MLPF & S For the Sole Benefit of the Customers Attn: Fund Administration 4800 Deer Lake Dr East 3rd FL Jacksonville, FL 32246-6484	20.98%	4.76%
Voya Global Bond	Class C	First Clearing, LLC 2801 Market Street Saint Louis, MO 63103	13.63%	4.00%
Voya Global Bond	Class C	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd FL Jersey City, NJ 07311	19.67%	9.67%
Voya Global Bond	Class C	Raymond James Omnibus for Mutual Funds House Account Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716	7.71%	1.20%
Voya Global Bond	Class I	UBS Financial Services Inc. Attn: Department Manager 499 Washington Blvd 9th FL Jersey City, NJ 07310-2055	5.72%	2.66%
Voya Global Bond	Class I	MLPF & S For the Sole Benefit of the Customers Attn: Fund Administration 4800 Deer Lake Dr East 3rd FL Jacksonville, FL 32246-6484	8.43%	4.76%
Voya Global Bond	Class I	First Clearing, LLC 2801 Market Street Saint Louis, MO 63103	6.61%	4.00%
Voya Global Bond	Class I	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd FL Jersey City, NJ 07311	26.65%	9.67%
Voya Global Bond	Class I	The Poetry Foundation Attn: Caren F. Skoulas 61 W Superior St Chicago, IL 60654-5457	7.38%	2.15%
Voya Global Bond	Class I	Tomorrow's Scholar 529 Plan FBO Voya 529 Ultra Conservative Option C/O Voya Investment Management, LLC Attn: Andrew Schlueter 7337 E Doubletree Ranch Rd, Ste 100 Scottsdale, AZ 85258	8.04%	9.58%

Name of Fund	Class	Name and Address	Percentage of Class	Percentage of Fund
Voya Global Bond	Class O	Capital One ShareBuilder Inc. For the Sole Benefit of its Customers Attn: Bob Miller Head of Broker/Ops 83 S King St. Ste 700 Seattle, WA 98104-3852	99.91%	0.58%
Voya Global Bond	Class R	Ascensus Trust Company Collabraspace 401k PSP PO Box 10758 Fargo, ND 58106	6.62%	0.04%
Voya Global Bond	Class R	Voya Institutional Trust Company 1 Orange Way Windsor, CT 06095-4773	92.03%	2.68%
Voya Global Bond	Class R6	Voya Capital Allocation Fund Attn: Carneen Stokes 7337 E Doubletree Ranch Rd, Ste 100 Scottsdale, AZ 85258	16.39%	6.53%
Voya Global Bond	Class R6	Voya Solution Income Portfolio Attn: Carneen Stokes 7337 E Doubletree Ranch Rd, Ste 100 Scottsdale, AZ 85258	5.06%	2.02%
Voya Global Bond	Class R6	Voya Solution 2015 Portfolio Attn: Carneen Stokes 7337 E Doubletree Ranch Rd, Ste 100 Scottsdale, AZ 85258	16.63%	6.63%
Voya Global Bond	Class R6	Voya Solution 2025 Portfolio Attn: Carneen Stokes 7337 E Doubletree Ranch Rd, Ste 100 Scottsdale, AZ 85258	34.10%	13.59%
Voya Global Bond	Class R6	Voya Global Target Payment Fund Attn: Dorothy Roman 7337 E Doubletree Ranch Rd, Ste 100 Scottsdale, AZ 85258	12.42%	4.95%
Voya Global Bond	Class R6	Voya Global Perspectives Portfolio Attn: Carneen Stokes 7337 E Doubletree Ranch Rd, Ste 100 Scottsdale, AZ 85258	9.82%	3.91%
Voya Global Bond	Class W	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-00001	91.77%	9.05%
Voya Global Equity Dividend	Class A	National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd FL 5 Jersey City, NJ 07310-2010	8.44%	6.82%
Voya Global Equity Dividend	Class A	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-00001	16.45%	10.37%
Voya Global Equity Dividend	Class A	MLPF & S For the Sole Benefit of the Customers Attn: Fund Administration 4800 Deer Lake Dr East 3rd FL Jacksonville, FL 32246-6484	9.75%	15.58%
Voya Global Equity Dividend	Class A	First Clearing, LLC 2801 Market Street Saint Louis, MO 63103	9.13%	10.44%
Voya Global Equity Dividend	Class A	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd FL Jersey City, NJ 07311	6.73%	7.83%

Name of Fund	Class	Name and Address	Percentage of Class	Percentage of Fund
Voya Global Equity Dividend	Class A	Raymond James Omnibus for Mutual Funds House Account Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716	5.76%	4.12%
Voya Global Equity Dividend	Class B	National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd FL 5 Jersey City, NJ 07310-2010	24.44%	6.82%
Voya Global Equity Dividend	Class B	MLPF & S For the Sole Benefit of the Customers Attn: Fund Administration 4800 Deer Lake Dr East 3rd FL Jacksonville, FL 32246-6484	15.13%	15.58%
Voya Global Equity Dividend	Class B	First Clearing, LLC 2801 Market Street Saint Louis, MO 63103	13.71%	10.44%
Voya Global Equity Dividend	Class B	Charles Schwab & Co Inc. Special Custody Account FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	5.80%	2.47%
Voya Global Equity Dividend	Class C	National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd FL 5 Jersey City, NJ 07310-2010	8.65%	6.82%
Voya Global Equity Dividend	Class C	UBS Financial Services Inc. Attn: Department Manager 499 Washington Blvd 9th FL Jersey City, NJ 07310-2055	6.23%	5.97%
Voya Global Equity Dividend	Class C	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-00001	8.22%	10.37%
Voya Global Equity Dividend	Class C	MLPF & S For the Sole Benefit of the Customers Attn: Fund Administration 4800 Deer Lake Dr East 3rd FL Jacksonville, FL 32246-6484	27.72%	15.58%
Voya Global Equity Dividend	Class C	First Clearing, LLC 2801 Market Street Saint Louis, MO 63103	12.73%	10.44%
Voya Global Equity Dividend	Class C	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd FL Jersey City, NJ 07311	11.60%	7.83%
Voya Global Equity Dividend	Class I	UBS Financial Services Inc. Attn: Department Manager 499 Washington Blvd 9th FL Jersey City, NJ 07310-2055	22.63%	5.97%
Voya Global Equity Dividend	Class I	MLPF & S For the Sole Benefit of the Customers Attn: Fund Administration 4800 Deer Lake Dr East 3rd FL Jacksonville, FL 32246-6484	31.99%	15.58%
Voya Global Equity Dividend	Class I	First Clearing, LLC 2801 Market Street Saint Louis, MO 63103	27.58%	10.44%
Voya Global Equity Dividend	Class I	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd FL Jersey City, NJ 07311	15.19%	7.83%

Name of Fund	Class	Name and Address	Percentage of Class	Percentage of Fund
Voya Global Equity Dividend	Class O	Capital One ShareBuilder Inc. For the Sole Benefit of its Customers Attn: Bob Miller Head of Broker/Ops 83 S King St. Ste 700 Seattle, WA 98104-3852	96.96%	13.95%
Voya Global Equity Dividend	Class W	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-00001	49.99%	10.37%
Voya Global Equity Dividend	Class W	TD Ameritrade Inc FBO Our Customers PO Box 2226 Omaha, NE 68103-2226	10.61%	0.39%
Voya Global Equity Dividend	Class W	Raymond James Omnibus for Mutual Funds House Account Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716	32.00%	4.12%
Voya Global Natural Resources	Class A	National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd FL 5 Jersey City, NJ 07310-2010	9.12%	8.37%
Voya Global Natural Resources	Class A	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-00001	5.52%	5.54%
Voya Global Natural Resources	Class A	Charles Schwab & Co Inc. Reinvest Account Attn: Mutual Fund Department 101 Montgomery Street San Francisco, CA 94104-4122	13.01%	12.98%
Voya Global Natural Resources	Class I	UBS Financial Services Inc. Attn: Department Manager 499 Washington Blvd 9th FL Jersey City, NJ 07310-2055	17.93%	1.97%
Voya Global Natural Resources	Class I	MLPF & S For the Sole Benefit of the Customers Attn: Fund Administration 4800 Deer Lake Dr East 3rd FL Jacksonville, FL 32246-6484	41.49%	5.25%
Voya Global Natural Resources	Class I	First Clearing, LLC 2801 Market Street Saint Louis, MO 63103	14.04%	3.99%
Voya Global Natural Resources	Class I	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd FL Jersey City, NJ 07311	24.85%	4.02%
Voya Global Natural Resources	Class W	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-00001	37.58%	5.54%
Voya Global Natural Resources	Class W	State Street Bank and Trust Company TTEE FBO ADP Access 401k Product 1 Lincoln St Boston, MA 02111-0000	6.55%	0.08%
Voya Global Natural Resources	Class W	LPL Financial Omnibus Customer Account Attn: Lindsay O'Toole 9785 Towne Centre Dr San Diego, CA 92121	40.39%	1.37%
Voya Global Real Estate	Class A	National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd FL 5 Jersey City, NJ 07310-2010	28.30%	14.07%

Name of Fund	Class	Name and Address	Percentage of Class	Percentage of Fund
Voya Global Real Estate	Class A	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-00001	15.33%	6.62%
Voya Global Real Estate	Class A	Charles Schwab & Co Inc. Special Custody Account FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	24.17%	12.30%
Voya Global Real Estate	Class B	National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd FL 5 Jersey City, NJ 07310-2010	11.83%	14.07%
Voya Global Real Estate	Class B	UBS Financial Services Inc. Attn: Department Manager 499 Washington Blvd 9th FL Jersey City, NJ 07310-2055	5.39%	4.88%
Voya Global Real Estate	Class B	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-00001	18.28%	6.62%
Voya Global Real Estate	Class B	MLPF & S For the Sole Benefit of the Customers Attn: Fund Administration 4800 Deer Lake Dr East 3rd FL Jacksonville, FL 32246-6484	11.19%	5.75%
Voya Global Real Estate	Class B	First Clearing, LLC 2801 Market Street Saint Louis, MO 63103	14.76%	2.12%
Voya Global Real Estate	Class B	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd FL Jersey City, NJ 07311	9.20%	15.00%
Voya Global Real Estate	Class B	LPL Financial Omnibus Customer Account Attn: Lindsay O'Toole 9785 Towne Centre Dr San Diego, CA 92121	5.03%	2.89%
Voya Global Real Estate	Class C	UBS Financial Services Inc. Attn: Department Manager 499 Washington Blvd 9th FL Jersey City, NJ 07310-2055	7.09%	4.88%
Voya Global Real Estate	Class C	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-00001	7.88%	6.62%
Voya Global Real Estate	Class C	MLPF & S For the Sole Benefit of the Customers Attn: Fund Administration 4800 Deer Lake Dr East 3rd FL Jacksonville, FL 32246-6484	22.14%	5.75%
Voya Global Real Estate	Class C	First Clearing, LLC 2801 Market Street Saint Louis, MO 63103	7.92%	2.12%
Voya Global Real Estate	Class C	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd FL Jersey City, NJ 07311	24.50%	15.00%
Voya Global Real Estate	Class C	Raymond James Omnibus for Mutual Funds House Account Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716	5.40%	1.22%

Name of Fund	Class	Name and Address	Percentage of Class	Percentage of Fund
Voya Global Real Estate	Class C	LPL Financial Omnibus Customer Account Attn: Lindsay O'Toole 9785 Towne Centre Dr San Diego, CA 92121	8.18%	2.89%
Voya Global Real Estate	Class I	National Financial Services LLC FBO Our Customers Attn: Mutual Fund Department 499 Washington Blvd 4th FL Jersey City, NJ 07310-2010	9.99%	14.07%
Voya Global Real Estate	Class I	UBS Financial Services Inc. Attn: Department Manager 499 Washington Blvd 9th FL Jersey City, NJ 07310-2055	6.26%	4.88%
Voya Global Real Estate	Class I	Goldman Sachs & CO C/O Mutual Fund Ops 295 Chipeta Way Salt Lake City, UT 84108	5.16%	3.24%
Voya Global Real Estate	Class I	MLPF & S For the Sole Benefit of the Customers Attn: Fund Administration 4800 Deer Lake Dr East 3rd FL Jacksonville, FL 32246-6484	5.51%	5.75%
Voya Global Real Estate	Class I	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd FL Jersey City, NJ 07311	21.13%	15.00%
Voya Global Real Estate	Class I	Edward D. Jones and CO For the Benefit of Customers 12555 Manchester Rd St. Louis, MO 63131-3710	15.51%	9.73%
Voya Global Real Estate	Class I	Charles Schwab & Co Inc. Special Custody Account FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	8.78%	12.30%
Voya Global Real Estate	Class O	Capital One ShareBuilder Inc. For the Sole Benefit of its Customers Attn: Bob Miller Head of Broker/Ops 83 S King St. Ste 700 Seattle, WA 98104-3852	97.24%	0.26%
Voya Global Real Estate	Class R	MLPF & S For the Sole Benefit of the Customers Attn: Fund Administration 4800 Deer Lake Dr East 3rd FL Jacksonville, FL 32246-6484	11.63%	5.75%
Voya Global Real Estate	Class R	Ascensus Trust Company FBO Advanced Women's Healthcare, PA 4 PO Box 10758 Fargo, ND 58106	10.03%	0.07%
Voya Global Real Estate	Class R	MG Trust Company Cust. FBO Ocean TBOE (NJ) 717 17th St, Ste 1300 Denver, CO 80202	6.68%	0.25%
Voya Global Real Estate	Class R	Great-West Trust CO LLC FBO Recordkeeping or Various Benef c/o Mutual Fund Trading 8525 E Orchard Rd Greenwood Village, CO 80111	5.57%	0.19%
Voya Global Real Estate	Class R6	Community Foundation of the Ozarks Inc. PO Box 8960 Springfield, MO 65801	5.16%	0.10%

Name of Fund	Class	Name and Address	Percentage of Class	Percentage of Fund
Voya Global Real Estate	Class R6	Voya Global Target Payment Fund Attn: Dorothy Roman 7337 E Doubletree Ranch Rd, Ste 100 Scottsdale, AZ 85258	13.39%	0.27%
Voya Global Real Estate	Class R6	BRICS & CO FBO Wenworth Inst of Tech - Endowments 340S Cleveland Ave 1st Fl OH 0481 Westerville, OH 43081	6.12%	0.12%
Voya Global Real Estate	Class R6	Christian Church Foundation TTEE Christian Church FDN JT Investment Trust Common Fund Account PO Box 1986 Indianapolis, IN 46206-1986	9.95%	0.39%
Voya Global Real Estate	Class R6	Christian Church Foundation TTEE Christian Church FDN JT Investment Trust Campbell Fund Account PO Box 1986 Indianapolis, IN 46206-1986	9.43%	0.39%
Voya Global Real Estate	Class R6	US Bank NA FBO HFSF Grants Management Inc. Attn: Derek Rosenbauer 1555 N Rivercenter Dr, Ste 302 Milwaukee, WI 53212-3958	7.82%	0.34%
Voya Global Real Estate	Class R6	Linercourse & CO As Custodian for The Rhode Island Community Foundation 1200 Crown Colony Dr Quincy, MA 02169-0938	14.71%	0.39%
Voya Global Real Estate	Class W	National Financial Services LLC FBO Our Customers Attn: Mutual Fund Department 499 Washington Blvd 4th FL Jersey City, NJ 07310-2010	16.24%	14.07%
Voya Global Real Estate	Class W	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-00001	27.05%	6.62%
Voya Global Real Estate	Class W	MLPF & S For the Sole Benefit of the Customers Attn: Fund Administration 4800 Deer Lake Dr East 3rd FL Jacksonville, FL 32246-6484	7.35%	5.75%
Voya Global Real Estate	Class W	Charles Schwab & Co Inc. Special Custody Account FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	14.28%	12.30%
Voya Global Real Estate	Class W	LPL Financial Omnibus Customer Account Attn: Lindsay O'Toole 9785 Towne Centre Dr San Diego, CA 92121	15.01%	2.89%
Voya Global Value Advantage	Class A	National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd FL 5 Jersey City, NJ 07310-2010	7.87%	6.30%
Voya Global Value Advantage	Class A	UBS Financial Services Inc. Attn: Department Manager 499 Washington Blvd 9th FL Jersey City, NJ 07310-2055	5.36%	8.98%
Voya Global Value Advantage	Class A	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-00001	8.95%	7.30%

Name of Fund	Class	Name and Address	Percentage of Class	Percentage of Fund
Voya Global Value Advantage	Class A	MLPF & S For the Sole Benefit of the Customers Attn: Fund Administration 4800 Deer Lake Dr East 3rd FL Jacksonville, FL 32246-6484	18.76%	19.90%
Voya Global Value Advantage	Class A	First Clearing, LLC 2801 Market Street Saint Louis, MO 63103	8.58%	12.42%
Voya Global Value Advantage	Class A	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd FL Jersey City, NJ 07311	11.24%	13.80%
Voya Global Value Advantage	Class B	National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd FL 5 Jersey City, NJ 07310-2010	6.84%	6.30%
Voya Global Value Advantage	Class B	MLPF & S For the Sole Benefit of the Customers Attn: Fund Administration 4800 Deer Lake Dr East 3rd FL Jacksonville, FL 32246-6484	6.10%	19.90%
Voya Global Value Advantage	Class B	First Clearing, LLC 2801 Market Street Saint Louis, MO 63103	27.41%	12.42%
Voya Global Value Advantage	Class B	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd FL Jersey City, NJ 07311	6.72%	13.80%
Voya Global Value Advantage	Class B	RBC Capital Markets LLC Mutual Fund Omnibus Processing Attn: Mutual Funds Ops Manager 60 S 6th St Minneapolis, MN 55402-4400	5.83%	1.97%
Voya Global Value Advantage	Class B	LPL Financial Omnibus Customer Account Attn: Lindsay O'Toole 9785 Towne Centre Dr San Diego, CA 92121	20.28%	1.70%
Voya Global Value Advantage	Class C	National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd FL 5 Jersey City, NJ 07310-2010	5.05%	6.30%
Voya Global Value Advantage	Class C	UBS Financial Services Inc. Attn: Department Manager 499 Washington Blvd 9th FL Jersey City, NJ 07310-2055	8.88%	8.98%
Voya Global Value Advantage	Class C	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-00001	6.50%	7.30%
Voya Global Value Advantage	Class C	MLPF & S For the Sole Benefit of the Customers Attn: Fund Administration 4800 Deer Lake Dr East 3rd FL Jacksonville, FL 32246-6484	24.87%	19.90%
Voya Global Value Advantage	Class C	First Clearing, LLC 2801 Market Street Saint Louis, MO 63103	12.64%	12.42%
Voya Global Value Advantage	Class C	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd FL Jersey City, NJ 07311	19.40%	13.80%

Name of Fund	Class	Name and Address	Percentage of Class	Percentage of Fund
Voya Global Value Advantage	Class C	Raymond James Omnibus for Mutual Funds House Account Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716	5.96%	4.25%
Voya Global Value Advantage	Class I	UBS Financial Services Inc. Attn: Department Manager 499 Washington Blvd 9th FL Jersey City, NJ 07310-2055	26.77%	8.98%
Voya Global Value Advantage	Class I	MLPF & S For the Sole Benefit of the Customers Attn: Fund Administration 4800 Deer Lake Dr East 3rd FL Jacksonville, FL 32246-6484	12.74%	19.90%
Voya Global Value Advantage	Class I	First Clearing, LLC 2801 Market Street Saint Louis, MO 63103	29.55%	12.42%
Voya Global Value Advantage	Class I	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd FL Jersey City, NJ 07311	10.50%	13.80%
Voya Global Value Advantage	Class I	Reliance Trust Company Cust FBO ING Americas Deferred Comp Savings Plan PO Box 48529 Ste 200 Atlanta, GA 30362-1529	12.52%	1.70%
Voya Global Value Advantage	Class W	National Financial Services LLC FBO Our Customers Attn: Mutual Fund Department 499 Washington Blvd 4th FL Jersey City, NJ 07310-2010	23.13%	6.30%
Voya Global Value Advantage	Class W	Richard Parower 2Whippoorwill Ln Westport, CT 06880-2257	14.97%	0.15%
Voya Global Value Advantage	Class W	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-00001	24.04%	7.30%
Voya Global Value Advantage	Class W	Raymond James Omnibus for Mutual Funds House Account Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716	11.97%	4.25%
Voya Global Value Advantage	Class W	Charles Schwab & Co Inc. Special Custody Account FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	7.88%	4.21%
Voya Global Value Advantage	Class W	LPL Financial Omnibus Customer Account Attn: Lindsay O'Toole 9785 Towne Centre Dr San Diego, CA 92121	11.67%	1.70%
Voya International Core	Class I	Voya Capital Allocation Fund Attn: Carneen Stokes 7337 E Doubletree Ranch Rd, Ste 100 Scottsdale, AZ 85258	6.43%	5.69%
Voya International Core	Class I	Voya Solution 2015 Portfolio Attn: Carneen Stokes 7337 E Doubletree Ranch Rd, Ste 100 Scottsdale, AZ 85258	6.51%	5.77%

Name of Fund	Class	Name and Address	Percentage of Class	Percentage of Fund
Voya International Core	Class I	Voya Solution 2025 Portfolio Attn: Carneen Stokes 7337 E Doubletree Ranch Rd, Ste 100 Scottsdale, AZ 85258	20.03%	17.75%
Voya International Core	Class I	Voya Solution 2035 Portfolio Attn: Carneen Stokes 7337 E Doubletree Ranch Rd, Ste 100 Scottsdale, AZ 85258	27.14%	24.05%
Voya International Core	Class I	Voya Solution 2045 Portfolio Attn: Carneen Stokes 7337 E Doubletree Ranch Rd, Ste 100 Scottsdale, AZ 85258	20.83%	18.46%
Voya International Core	Class I	Voya Diversified International Fund Attn: Carneen Stokes 7337 E Doubletree Ranch Rd, Ste 100 Scottsdale, AZ 85258	6.48%	5.74%
Voya International Core	Class I	Voya Global Target Payment Fund Attn: Dorothy Roman 7337 E Doubletree Ranch Rd, Ste 100 Scottsdale, AZ 85258	6.02%	5.34%
Voya International Core	Class W	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-00001	97.39%	11.09%
Voya International Real Estate	Class A	National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd FL 5 Jersey City, NJ 07310-2010	81.15%	30.19%
Voya International Real Estate	Class B	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-00001	10.48%	1.21%
Voya International Real Estate	Class B	MLPF & S For the Sole Benefit of the Customers Attn: Fund Administration 4800 Deer Lake Dr East 3rd FL Jacksonville, FL 32246-6484	23.91%	2.00%
Voya International Real Estate	Class B	First Clearing, LLC 2801 Market Street Saint Louis, MO 63103	34.07%	1.60%
Voya International Real Estate	Class C	UBS Financial Services Inc. Attn: Department Manager 499 Washington Blvd 9th FL Jersey City, NJ 07310-2055	5.60%	0.77%
Voya International Real Estate	Class C	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-00001	9.46%	1.21%
Voya International Real Estate	Class C	MLPF & S For the Sole Benefit of the Customers Attn: Fund Administration 4800 Deer Lake Dr East 3rd FL Jacksonville, FL 32246-6484	25.44%	2.00%
Voya International Real Estate	Class C	First Clearing, LLC 2801 Market Street Saint Louis, MO 63103	15.62%	1.60%
Voya International Real Estate	Class C	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd FL Jersey City, NJ 07311	14.85%	1.43%
Voya International Real Estate	Class C	Raymond James Omnibus for Mutual Funds House Account Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716	11.57%	0.87%

Name of Fund	Class	Name and Address	Percentage of Class	Percentage of Fund
Voya International Real Estate	Class C	LPL Financial Omnibus Customer Account Attn: Lindsay O'Toole 9785 Towne Centre Dr San Diego, CA 92121	6.96%	0.60%
Voya International Real Estate	Class I	National Financial Services LLC FBO Our Customers Attn: Mutual Fund Department 499 Washington Blvd 4th FL Jersey City, NJ 07310-2010	12.76%	30.19%
Voya International Real Estate	Class I	Wells Fargo Bank NA Omnibus Cash/Cash PO Box 1533 Minneapolis, MN 55480	71.24%	47.07%
Voya International Real Estate	Class I	Charles Schwab & Co Inc. Special Custody Account FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	6.29%	5.40%
Voya International Real Estate	Class W	Fifth Third Bank FBO Jasper Engiine E 5001 Kingsley Dr Dept. 3385 Cincinnati, OH 45263	7.24%	5.88%
Voya Multi-Manager Emerging Markets Equity	Class A	National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd FL 5 Jersey City, NJ 07310-2010	7.19%	1.10%
Voya Multi-Manager Emerging Markets Equity	Class A	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-00001	5.80%	14.20%
Voya Multi-Manager Emerging Markets Equity	Class A	Charles Schwab & Co Inc. Special Custody Account FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	16.03%	2.47%
Voya Multi-Manager Emerging Markets Equity	Class B	National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd FL 5 Jersey City, NJ 07310-2010	12.65%	1.10%
Voya Multi-Manager Emerging Markets Equity	Class B	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-00001	15.48%	14.20%
Voya Multi-Manager Emerging Markets Equity	Class B	JP Morgan Clearing Corp Omnibus Account for the Exclusive Benefit of Customers 3Chase MetrotechCenter 3rd FL Mutual Fund Department Brooklyn, NY 11245	8.49%	0.80%
Voya Multi-Manager Emerging Markets Equity	Class B	MLPF & S For the Sole Benefit of the Customers Attn: Fund Administration 4800 Deer Lake Dr East 3rd FL Jacksonville, FL 32246-6484	6.96%	1.03%
Voya Multi-Manager Emerging Markets Equity	Class B	First Clearing, LLC 2801 Market Street Saint Louis, MO 63103	9.20%	1.30%
Voya Multi-Manager Emerging Markets Equity	Class B	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd FL Jersey City, NJ 07311	18.19%	1.19%

Name of Fund	Class	Name and Address	Percentage of Class	Percentage of Fund
Voya Multi-Manager Emerging Markets Equity	Class C	JP Morgan Clearing Corp Omnibus Account for the Exclusive Benefit of Customers 3Chase MetrotechCenter 3rd FL Mutual Fund Department Brooklyn, NY 11245	28.78%	0.80%
Voya Multi-Manager Emerging Markets Equity	Class C	MLPF & S For the Sole Benefit of the Customers Attn: Fund Administration 4800 Deer Lake Dr East 3rd FL Jacksonville, FL 32246-6484	11.50%	1.03%
Voya Multi-Manager Emerging Markets Equity	Class C	First Clearing, LLC 2801 Market Street Saint Louis, MO 63103	5.27%	1.30%
Voya Multi-Manager Emerging Markets Equity	Class C	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd FL Jersey City, NJ 07311	19.07%	1.19%
Voya Multi-Manager Emerging Markets Equity	Class C	RBC Capital Markets LLC Mutual Fund Omnibus Processing Attn: Mutual Funds Ops Manager 60 S 6th St Minneapolis, MN 55402-4400	5.87%	0.37%
Voya Multi-Manager Emerging Markets Equity	Class I	Voya Capital Allocation Fund Attn: Carneen Stokes 7337 E Doubletree Ranch Rd, Ste 100 Scottsdale, AZ 85258	7.61%	5.34%
Voya Multi-Manager Emerging Markets Equity	Class I	Voya Solution 2025 Portfolio Attn: Carneen Stokes 7337 E Doubletree Ranch Rd, Ste 100 Scottsdale, AZ 85258	6.70%	4.70%
Voya Multi-Manager Emerging Markets Equity	Class I	Voya Solution 2035 Portfolio Attn: Carneen Stokes 7337 E Doubletree Ranch Rd, Ste 100 Scottsdale, AZ 85258	24.19%	16.97%
Voya Multi-Manager Emerging Markets Equity	Class I	Voya Solution 2045 Portfolio Attn: Carneen Stokes 7337 E Doubletree Ranch Rd, Ste 100 Scottsdale, AZ 85258	16.72%	11.72%
Voya Multi-Manager Emerging Markets Equity	Class I	Voya Global Target Payment Fund Attn: Dorothy Roman 7337 E Doubletree Ranch Rd, Ste 100 Scottsdale, AZ 85258	6.31%	4.43%
Voya Multi-Manager Emerging Markets Equity	Class R	MLPF & S For the Sole Benefit of the Customers Attn: Fund Administration 4800 Deer Lake Dr East 3rd FL Jacksonville, FL 32246-6484	82.32%	1.03%
Voya Multi-Manager Emerging Markets Equity	Class R	Ascensus Trust Company FBO Greenberg Enterprises Retirement Plan PO Box 10758 Fargo, ND 58106	17.68%	0.01%
Voya Multi-Manager Emerging Markets Equity	Class W	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-00001	93.52%	14.20%
Voya Multi-Manager International Equity	Class I	Voya Solution 2025 Portfolio Attn: Carneen Stokes 7337 E Doubletree Ranch Rd, Ste 100 Scottsdale, AZ 85258	12.92%	12.92%
Voya Multi-Manager International Equity	Class I	Voya Solution 2035 Portfolio Attn: Carneen Stokes 7337 E Doubletree Ranch Rd, Ste 100 Scottsdale, AZ 85258	17.51%	17.51%

Name of Fund	Class	Name and Address	Percentage of Class	Percentage of Fund
Voya Multi-Manager International Equity	Class I	Voya Solution 2045 Portfolio Attn: Carneen Stokes 7337 E Doubletree Ranch Rd, Ste 100 Scottsdale, AZ 85258	13.93%	13.93%
Voya Multi-Manager International Equity	Class I	Voya Diversified International Fund Attn: Carneen Stokes 7337 E Doubletree Ranch Rd, Ste 100 Scottsdale, AZ 85258	5.19%	5.19%
Voya Multi-Manager International Equity	Class I	Voya Global Target Payment Fund Attn: Dorothy Roman 7337 E Doubletree Ranch Rd, Ste 100 Scottsdale, AZ 85258	5.60%	5.60%
Voya Multi-Manager International Equity	Class I	Tomorrow's Scholar 529 Plan FBO Voya 529 Growth Plus Option C/O Voya Investment Management, LLC Attn: Andrew Schlueter 7337 E Doubletree Ranch Rd, Ste 100 Scottsdale, AZ 85258	6.05%	27.52%
Voya Multi-Manager International Equity	Class I	Tomorrow's Scholar 529 Plan FBO Voya 529 Growth Option C/O Voya Investment Management, LLC Attn: Andrew Schlueter 7337 E Doubletree Ranch Rd, Ste 100 Scottsdale, AZ 85258	5.05%	27.52%
Voya Multi-Manager International Small Cap	Class A	National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd FL 5 Jersey City, NJ 07310-2010	8.02%	24.13%
Voya Multi-Manager International Small Cap	Class A	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-00001	7.77%	3.39%
Voya Multi-Manager International Small Cap	Class A	MLPF & S For the Sole Benefit of the Customers Attn: Fund Administration 4800 Deer Lake Dr East 3rd FL Jacksonville, FL 32246-6484	10.74%	6.80%
Voya Multi-Manager International Small Cap	Class A	Voya Institutional Trust Company 1 Orange Way Windsor, CT 06095-4773	12.66%	4.13%
Voya Multi-Manager International Small Cap	Class A	Voya Retirement Insurance and Annuity Company Attn: Valuation Unit - TN41 One Orange Way Windsor, CT 06095	18.28%	4.99%
Voya Multi-Manager International Small Cap	Class B	National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd FL 5 Jersey City, NJ 07310-2010	15.72%	24.13%
Voya Multi-Manager International Small Cap	Class B	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-00001	15.30%	3.39%
Voya Multi-Manager International Small Cap	Class B	First Clearing, LLC 2801 Market Street Saint Louis, MO 63103	15.22%	3.43%
Voya Multi-Manager International Small Cap	Class B	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd FL Jersey City, NJ 07311	11.09%	2.12%
Voya Multi-Manager International Small Cap	Class B	Stifel Nicolaus & Co Inc. FBO Exclusive Benefit of Customers 501 N Broadway St. Louis, MO 63102	10.61%	0.41%

Name of Fund	Class	Name and Address	Percentage of Class	Percentage of Fund
Voya Multi-Manager International Small Cap	Class C	National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd FL 5 Jersey City, NJ 07310-2010	11.87%	24.13%
Voya Multi-Manager International Small Cap	Class C	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-00001	10.23%	3.39%
Voya Multi-Manager International Small Cap	Class C	MLPF & S For the Sole Benefit of the Customers Attn: Fund Administration 4800 Deer Lake Dr East 3rd FL Jacksonville, FL 32246-6484	13.01%	6.80%
Voya Multi-Manager International Small Cap	Class C	First Clearing, LLC 2801 Market Street Saint Louis, MO 63103	11.59%	3.43%
Voya Multi-Manager International Small Cap	Class C	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd FL Jersey City, NJ 07311	7.78%	2.12%
Voya Multi-Manager International Small Cap	Class C	RBC Capital Markets LLC Mutual Fund Omnibus Processing Attn: Mutual Funds Ops Manager 60 S 6th St Minneapolis, MN 55402-4400	16.48%	2.84%
Voya Multi-Manager International Small Cap	Class C	Raymond James Omnibus for Mutual Funds House Account Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716	6.56%	1.34%
Voya Multi-Manager International Small Cap	Class I	National Financial Services LLC FBO Our Customers Attn: Mutual Fund Department 499 Washington Blvd 4th FL Jersey City, NJ 07310-2010	31.65%	24.13%
Voya Multi-Manager International Small Cap	Class I	MLPF & S For the Sole Benefit of the Customers Attn: Fund Administration 4800 Deer Lake Dr East 3rd FL Jacksonville, FL 32246-6484	5.90%	6.80%
Voya Multi-Manager International Small Cap	Class I	Voya Global Target Payment Fund Attn: Dorothy Roman 7337 E Doubletree Ranch Rd, Ste 100 Scottsdale, AZ 85258	15.85%	7.45%
Voya Multi-Manager International Small Cap	Class I	Charles Schwab & Co Inc. Special Custody Account FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	32.11%	24.15%
Voya Multi-Manager International Small Cap	Class O	Capital One ShareBuilder Inc. For the Sole Benefit of its Customers Attn: Bob Miller Head of Broker/Ops 83 S King St. Ste 700 Seattle, WA 98104-3852	100.00%	1.12%
Voya Multi-Manager International Small Cap	Class W	National Financial Services LLC FBO Our Customers Attn: Mutual Fund Department 499 Washington Blvd 4th FL Jersey City, NJ 07310-2010	37.76%	24.13%
Voya Multi-Manager International Small Cap	Class W	Charles Schwab & Co Inc. Special Custody Account FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	47.67%	24.15%

Name of Fund	Class	Name and Address	Percentage of Class	Percentage of Fund
Voya Multi-Manager International Small Cap	Class W	LPL Financial Omnibus Customer Account Attn: Lindsay O'Toole 9785 Towne Centre Dr San Diego, CA 92121	5.15%	1.73%
Voya Russia	Class A	National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd FL 5 Jersey City, NJ 07310-2010	18.93%	18.67%
Voya Russia	Class A	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-00001	7.16%	7.15%
Voya Russia	Class A	Charles Schwab & Co Inc. Reinvest Account Attn: Mutual Fund Department 101 Montgomery Street San Francisco, CA 94104-4122	11.07%	13.55%
Voya Russia	Class I	National Financial Services LLC FBO Our Customers Attn: Mutual Fund Department 499 Washington Blvd 4th FL Jersey City, NJ 07310-2010	11.91%	18.67%
Voya Russia	Class I	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-00001	6.18%	7.15%
Voya Russia	Class I	MLPF & S For the Sole Benefit of the Customers Attn: Fund Administration 4800 Deer Lake Dr East 3rd FL Jacksonville, FL 32246-6484	30.58%	4.95%
Voya Russia	Class I	First Clearing, LLC 2801 Market Street Saint Louis, MO 63103	30.53%	4.19%
Voya Russia	Class I	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd FL Jersey City, NJ 07311	13.62%	2.44%
Voya Russia	Class W	National Financial Services LLC FBO Our Customers Attn: Mutual Fund Department 499 Washington Blvd 4th FL Jersey City, NJ 07310-2010	8.50%	18.67%
Voya Russia	Class W	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-00001	21.93%	7.15%
Voya Russia	Class W	Janney Montgomery Scott LLC Ronald J. Pollett 1717 Arch St. Philadelphia, PA 19103-2713	34.24%	0.07%
Voya Russia	Class W	Raymond James Omnibus for Mutual Funds House Account Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716	9.07%	0.86%
Voya Russia	Class W	LPL Financial Omnibus Customer Account Attn: Lindsay O'Toole 9785 Towne Centre Dr San Diego, CA 92121	22.60%	1.85%
PROXY VOTING PROCEDURES AND GUIDELINES
The Board has adopted proxy voting procedures and guidelines to govern the voting of proxies relating to each Fund’s portfolio securities.
The proxy voting procedures and guidelines delegate to the Adviser the authority to vote proxies relating to portfolio securities, and provide a method for responding to potential conflicts of interest. In delegating voting authority to the Adviser, the Board has also approved the Adviser’s proxy voting procedures, which require the Adviser to vote proxies in accordance with each Fund’s proxy voting procedures and guidelines. An independent proxy voting service has been retained to assist in the voting of Fund proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. In addition, the Compliance Committee oversees the implementation of each Fund’s proxy voting procedures and guidelines. A copy of the proxy voting procedures and guidelines of each Fund, including procedures of the Adviser, is attached hereto as Appendix B. No later than August 31st of each year, information regarding how each Fund voted proxies relating to portfolio securities for the one-year period ending June 30th is available online at www.voyainvestments.com or by accessing the SEC’s EDGAR database at www.sec.gov.
ADVISER
The investment adviser for each Fund is Voya Investments, LLC (“Voya Investments” or “Adviser”). The Adviser, subject to the authority of the Board, has the overall responsibility for the management of each Fund’s portfolio.
The Adviser is registered with the SEC as an investment adviser and serves as an investment adviser to registered investment companies (or series thereof). The Adviser is an indirect, wholly-owned subsidiary of Voya Financial, Inc. (formerly, ING U.S., Inc.). Voya Financial, Inc. is a U.S.-based financial institution with subsidiaries operating in the retirement, investment, and insurance industries. As of the date of this SAI, Voya Financial, Inc. is a subsidiary of ING Groep. ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance, and retirement services to over 85 million private, corporate, and institutional clients in more than 40 countries.
Investment Management Agreement
The Adviser serves pursuant to an investment management agreement (“Investment Management Agreement”) between the Adviser and the Trust on behalf of each Fund. Under the Investment Management Agreement, the Adviser oversees, subject to the authority of the Board, the provision of all investment advisory and portfolio management services for each Fund. The Adviser has delegated certain management responsibilities to one or more Sub-Advisers.
Investment Management Services
Among other things, the Adviser (i) provides general investment advice and guidance with respect to each Fund and provides advice and guidance to each Fund’s Board; (ii) provides the Board with any periodic or special reviews or reporting it requests, including any reports regarding a Sub-Adviser and its investment performance; (iii) oversees management of each Fund’s investments and portfolio composition including supervising any Sub-Adviser with respect to the services that such Sub-Adviser provides; (iv) makes available its officers and employees to the Board and officers of the Trust; (v) designates and compensates from its own resources such personnel as the Adviser may consider necessary or appropriate to the performance of its services hereunder; (vi) periodically monitors and evaluates the performance of any Sub-Adviser with respect to the investment objectives and policies of each Fund and performs periodic detailed analysis and review of the Sub-Adviser’s investment performance; (vii) reviews, considers and reports on any changes in the personnel of the Sub-Adviser responsible for performing the Sub-Adviser’s obligations or any changes in the ownership or senior management of the Sub-Adviser; (viii) performs periodic in-person or telephonic diligence meetings with the Sub-Adviser; (ix) assists the Board and management of each Fund in developing and reviewing information with respect to the initial and subsequent annual approval of the Sub-Advisory Agreement; (x) monitors the Sub-Adviser for compliance with the investment objective or objectives, policies and restrictions of each Fund, the 1940 Act, Subchapter M of the Code, and, if applicable, regulations under these provisions, and other applicable law; (xi) if appropriate, analyzes and recommends for consideration by the Board termination of a contract with a Sub-Adviser; (xii) identifies potential successors to or replacements of a Sub-Adviser or potential additional Sub-Adviser, performs appropriate due diligence, and develops and presents recommendations to the Board; and (xiii) is authorized to exercise full investment discretion and make all determinations with respect to the day-to-day investment of a Fund’s assets and the purchase and sale of portfolio securities for one or more Funds in the event that at any time no sub-adviser is engaged to manage the assets of such Fund.
Limitation of Liability
The Adviser is not subject to liability to each Fund for any act or omission in the course of, or in connection with, rendering services under the Investment Management Agreement, except by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Investment Management Agreement.
Continuation and Termination of the Investment Management Agreement
After an initial term of two years, the Investment Management Agreement continues in effect from year to year with respect to each Fund so long as such continuance is specifically approved at least annually by: (i) the Board of Trustees; or (ii) the vote of a “majority” of a Fund’s outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act); and provided that such continuance is also approved by a vote of at least a majority of the Independent Trustees by a vote cast in person at a meeting called for the purpose of voting on such approval.
The Investment Management Agreement may be terminated as to a particular Fund at any time without penalty by (i) the vote of the Board; (ii) the vote of a majority of each Fund’s outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act) of that Fund; or (iii) the Adviser, on sixty (60) days’ prior written notice to the other party. The notice provided for herein may be waived by either party, as a single class, or upon notice given by the Adviser. The Investment Management Agreement will terminate automatically in the event of its “assignment” (as defined in Section 2(a)(4) of the 1940 Act).

Management Fees
The Adviser pays all of its expenses arising from the performance of its obligations under the Investment Management Agreement, including executive salaries and expenses of the Trustees and officers of the Trust who are employees of the Adviser or its affiliates, except the CCO and the CIRO. The Adviser pays the fees of the Sub-Adviser.
As compensation for its services, each Fund pays its Adviser, expressed as an annual rate, a fee equal to the following as a percentage of each Fund’s average daily net assets. The fee is accrued daily and paid monthly. The following table should be read in conjunction with the section below entitled “Management Fee Waivers.”
12
Fund	Annual Advisory Fee
Voya Emerging Markets Equity Dividend	1.00% on the first $100 million of the Fund’s average daily net assets;
0.90% on the next $150 million of the Fund’s average daily net assets; and
0.80% of the Fund’s average daily net assets in excess of $250 million.
Voya Global Bond	0.40% of the Fund’s average daily net assets.
Voya Global Equity Dividend	0.70% on the first $500 million of the Fund’s average daily net assets;
0.68% on the next $500 million of the Fund’s average daily net assets; and
0.66% of the Fund’s average daily net assets in excess of $1 billion.
Voya Global Natural Resources	1.00% on the Fund’s average daily net assets up to $50 million; and 0.75% of the Fund’s average daily net assets in excess of $50 million.
Voya Global Real Estate	0.80% on the first $250 million of the Fund’s average daily net assets;
0.775% on the next $250 million of the Fund’s average daily net assets; and
0.70% of the Fund’s average daily net assets in excess of $500 million.
Voya Global Value Advantage	0.90% on the first $500 million of the Fund’s average daily net assets;
0.80% on the next $500 million of the Fund’s average daily net assets; and
0.75% of the Fund’s average daily net assets in excess of $1 billion.
Voya International Core	0.75% of the Fund’s average daily net assets.
Voya International Real Estate	1.00% on the first $250 million of the Fund’s average daily net assets;
0.90% on the next $250 million of the Fund’s average daily net assets; and
0.80% of the Fund’s average daily net assets in excess of $500 million.
Voya Multi-Manager Emerging Markets Equity	1.00% of the Fund’s average daily net assets.
Voya Multi-Manager International Equity	0.75% of the Fund’s average daily net assets.
Voya Multi-Manager International Small Cap	1.00% on the first $500 million of the Fund’s average daily net assets;
0.90% on the next $500 million of the Fund’s average daily net assets; and
0.85% of the Fund’s average daily net assets in excess of $1 billion.
Voya Russia	1.25% of the Fund’s average daily net assets.
Management Fee Waivers
The Adviser is contractually obligated to waive the management fee for Class P shares of Voya Global Bond Fund through March 1, 2016. Termination or modification of this obligation requires approval by the Board.
The Adviser is contractually obligated to lower the management fee for Voya Multi-Manager International Small Cap Fund and Voya Multi-Manager International Equity Fund so that the management fee payable to the Adviser will be waived in amounts equal to 50% of the savings to the Adviser resulting from implementation of a sub-advisory fee reduction through March 1, 2016. Termination or modification of these obligations requires approval by the Board.
Total Advisory Fees Paid by each Fund
During the past three fiscal years, each Fund paid the following investment management fees to its Adviser.
13
Fund	October 31,
	2014	2013	2012
Voya Emerging Markets Equity Dividend	$214,111	$270,142	$350,660
Voya Global Bond	$2,249,175	$2,951,432	$2,786,663
Voya Global Equity Dividend	$523,721	$500,183	$523,027

Fund	October 31,
Voya Global Natural Resources	$799,418	$795,163	$902,579
Voya Global Real Estate	$35,412,406	$34,612,166	$27,569,990
Voya Global Value Advantage	$3,505,959	$2,102,395	$3,262,789
Voya International Core	$2,171,723	$3,274,275	$2,586,058
Voya International Real Estate	$5,335,455	$5,100,181	$4,448,185
Voya Multi-Manager Emerging Markets Equity	$2,471,570	$2,345,216	$1,008,227
Voya Multi-Manager International Equity	$3,387,757	$1,687,916	$1,087,928
Voya Multi-Manager International Small Cap	$2,647,743	$2,485,335	$2,549,602
Voya Russia	$1,774,588	$2,661,892	$3,499,951
EXPENSES
Each Fund’s assets may decrease or increase during its fiscal year and each Fund’s operating expense ratios may correspondingly increase or decrease.
In addition to the management fee and other fees described previously, each Fund pays other expenses, such as legal, audit, transfer agency and custodian out-of-pocket fees, proxy solicitation costs, and the compensation of Trustees who are not affiliated with the Adviser.
Certain expenses of each Fund are generally allocated to each Fund, and each class of each Fund, in proportion to its pro rata average net assets, provided that expenses that are specific to a class of a Fund may be charged directly to that class in accordance with the Trust’s Multiple Class Plan(s) pursuant to Rule 18f-3. However, any Rule 12b-1 Plan fees for each class of shares are charged proportionately only to the outstanding shares of that class.
Certain operating expenses shared by several Funds are generally allocated amongst those Funds based on average net assets.
In addition, each Fund may pay service fees to intermediaries such as brokers-dealers, financial advisers, or other financial institutions, including affiliates of the Adviser, for administration, sub-transfer agency, and other shareholder services associated with investors whose shares are held of record in omnibus accounts. These additional fees paid by each Fund to intermediaries may take two forms: (i) basis point payments on net assets; and/or (ii) fixed dollar amount payments per shareholder account. These may include payments for 401(K) sub-accounting services, networking fees, and omnibus account servicing fees.
EXPENSE LIMITATIONS
As described in the Prospectus, the Adviser, Distributor, and/or Sub-Adviser may have entered into one or more expense limitation agreements with each Fund pursuant to which they have agreed to waive or limit their fees. In connection with such an agreement, the Adviser, Distributor, or Sub-Adviser, as applicable, will assume expenses (excluding certain expenses as discussed below) so that the total annual ordinary operating expenses of a Fund do not exceed the amount specified in that Fund’s Prospectus.
Exclusions
Expense limitations do not extend to interest, taxes, other investment-related costs, leverage expenses (as defined below), extraordinary expenses such as litigation and expenses of the CCO and CIRO, other expenses not incurred in the ordinary course of each Fund’s business, and expenses of any counsel or other persons or services retained by the Independent Trustees. Leverage expenses shall mean fees, costs, and expenses incurred in connection with a Fund’s use of leverage (including, without limitation, expenses incurred by a Fund in creating, establishing, and maintaining leverage through borrowings or the issuance of preferred shares). Acquired Fund Fees and Expenses are not covered by any expense limitation agreement.
If an expense limitation is subject to recoupment (as indicated in the Prospectus), the Adviser, Distributor, or Sub-Adviser, as applicable, may recoup any expenses reimbursed within 36 months of the waiver or reimbursement if such recoupment can be achieved without exceeding the expense limit in effect at the time of the recoupment. The Adviser, Distributor, or Sub-Adviser, as applicable, will only be reimbursed for the fees waived or expenses assumed after the effective date of the expense limitation.
NET FUND FEES WAIVED AND/OR REIMBURSED
The table below shows the net fund expenses reimbursed, waived, and any recoupment, if applicable, by the Adviser, Sub-Adviser, Administrator and Distributor for the last three fiscal years.
13
Fund	October 31,
	2014	2013	2012
Voya Emerging Markets Equity Dividend	$(170,404)	$(243,108)	$(91,334)
Voya Global Bond	$(145,445)	$(140,964)	$(205,867)
Voya Global Equity Dividend	$(141,666)	$(51,388)	$(76,836)
Voya Global Natural Resources	$(49,351)	$0.00	$0.00
Voya Global Real Estate	$0.00	$0.00	$0.00

Fund	October 31,
Voya Global Value Advantage	$(518,093)	$(561,517)	$(173,501)
Voya International Core	$(259,995)	$(127,274)	$(158,934)
Voya International Real Estate	$0.00	$(35,390)	$0.00
Voya Multi-Manager Emerging Markets Equity	$(243,422)	$(192,077)	$(270,828)
Voya Multi-Manager International Equity	$(59,989)	$48,709	$(40,737)
Voya Multi-Manager International Small Cap	$(138,537)	$(117,245)	$(70,231)
Voya Russia	$0.00	$0.00	$0.00
SUB-ADVISER
The Adviser has engaged the services of one or more Sub-Advisers to provide sub-advisory services to each Fund and, pursuant to a Sub-Advisory Agreement, has delegated certain management responsibilities to a Sub-Adviser. The Adviser monitors and evaluates the performance of any Sub-Adviser.
A Sub-Adviser provides, subject to the supervision of the Board and Voya Investments, a continuous investment program for each Fund and determines the composition of the assets of each Fund, including determination of the purchase, retention, or sale of the securities, cash and other investments for the Fund, in accordance with the Fund’s investment objectives, policies and restrictions and applicable laws and regulations.
Limitation of Liability
A Sub-Adviser is not subject to liability to a Fund for any act or omission in the course of, or in connection with, rendering services under the Sub-Advisory Agreement, except by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Sub-Advisory Agreement.
Continuation and Termination of the Sub-Advisory Agreement
After an initial term of two years, the Sub-Advisory Agreement continues in effect from year-to-year so long as such continuance is specifically approved at least annually by: (i) the Board; or (ii) the vote of a “majority” of the Fund’s outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act); provided, that the continuance is also approved by a majority of the Independent Trustees by a vote cast in person at a meeting called for the purpose of voting on such approval.
The Sub-Advisory Agreement may be terminated as to a particular Fund without penalty upon sixty (60) days’ written notice by: (i) the Board; (ii) the majority vote of the outstanding voting securities of the relevant Fund; (iii) the Adviser; or (iv) the Sub-Adviser upon 60-90 days’ written notice, depending on the terms of the Sub-Advisory Agreement. The Sub-Advisory Agreement terminates automatically in the event of its assignment or in the event of the termination of the Investment Management Agreement.
Sub-Advisory Fees
The Sub-Adviser receives compensation from the Adviser at the annual rate of a specified percentage of each Fund’s average daily net assets, as indicated below. The fee is accrued daily and paid monthly. The Sub-Adviser pays all of its expenses arising from the performance of its obligations under the Sub-Advisory Agreement. This table should be read in conjunction with the section below entitled “Aggregation.”
20
Fund	Sub-Adviser	Annual Sub-Advisory Fee
Voya Emerging Markets Equity Dividend	ING Investment Management Advisors B.V. (“IIMA”)	0.50% on the first $100 million of the Fund’s average daily net assets;
0.45% on the next $150 million of the Fund’s average daily net assets; and
0.40% of the Fund’s average daily net assets in excess of $250 million.
Voya Investment Management Co. LLC (“Voya IM”)	0.4500% on the first $100 million of the Fund’s average daily net assets;
0.4050% on the next $150 million of the Fund’s average daily net assets; and
0.3600% of the Fund’s average daily net assets in excess of $250 million.
Voya Global Bond	Voya IM	0.18% of the Fund’s average daily net assets.
Voya Global Equity Dividend	IIMA	0.20% of the Fund’s average daily net assets.
	Voya IM	0.315% of the Fund’s average daily net assets.

Fund	Sub-Adviser	Annual Sub-Advisory Fee
Voya Global Natural Resources	Voya IM	0.4500% on the first $50 million of the Fund’s average daily net assets; and 0.3375% of the Fund’s average daily net assets in excess of $50 million.
Voya Global Real Estate	CBRE Clarion Securities LLC (“CBRE Clarion”)	0.40% on the first $200 million of the Fund’s average daily net assets;
0.35% on the next $550 million of the Fund’s average daily net assets; and
0.30% of the Fund’s average daily net assets in excess of $750 million.
Voya Global Value Advantage	Voya IM	0.405% on the first $500 million of the Fund’s average daily net assets;
0.36% on the next $500 million of the Fund’s average daily net assets; and
0.3375% of the Fund’s average daily net assets in excess of $1 billion.
Voya International Core	Wellington Management Company LLP (“Wellington Management”)	0.50% on the first $50 million of the Fund’s average daily net assets;
0.45% on the next $200 million of the Fund’s average daily net assets; and
0.40% of the Fund’s average daily net assets in excess of $250 million.
Voya International Real Estate	CBRE Clarion	0.50% on the first $250 million of the Fund’s average daily net assets;
0.45% on the next $250 million of the Fund’s average daily net assets; and
0.40% of the Fund’s average daily net assets in excess of $500 million.
Voya Multi-Manager Emerging Markets Equity	Delaware Investments Fund Advisers (“DIFA”)	For information on the Fund’s annual sub-advisory fee rate, please see the paragraph immediately following this table.
J.P. Morgan Investment Management Inc. (“JPMorgan”)
Voya Multi-Manager International Equity	Baillie Gifford Overseas Limited (“BG Overseas”)	For information on the Fund’s annual sub-advisory fee rate, please see the paragraph immediately following this table.
JPMorgan
Lazard Asset Management LLC (“Lazard”)
T. Rowe Price Associates, Inc. (“T. Rowe Price”)
Voya Multi-Manager International Small Cap	Acadian Asset Management LLC (“Acadian”)	For information on the Fund’s annual sub-advisory fee rate, please see the paragraph immediately following this table.
Wellington Management
Voya Russia	IIMA	0.60% of the Fund’s average daily net assets.
	Voya IM	0.5625% of the Fund’s average daily net assets.
Aggregation
With respect to the annual sub-advisory fee rate for Voya Multi-Manager Emerging Markets Equity Fund, the Adviser paid DIFA and JPMorgan aggregate sub-advisory fees of $1,347,578, which represented approximately 0.5437% of the Fund’s average daily net assets for the fiscal year ended October 31, 2014. The accrued sub-advisory fees paid and percentage reflect the fee schedules in effect during that period.

With respect to the annual sub-advisory fee rate for Voya Multi-Manager International Small Cap Fund, the Adviser paid Acadian and Wellington Management aggregate sub-advisory fees of $1,455,344, which represented approximately 0.5486% of the Fund’s average daily net assets for the fiscal year ended October 31, 2014. The accrued sub-advisory fees paid and percentage reflect the fee schedules in effect during that period.
With respect to the annual sub-advisory fee rate for Voya Multi-Manager International Equity Fund, the Adviser paid BG Overseas, JPMorgan, Lazard and T. Rowe Price aggregate sub-advisory fees of $1,946,987, which represented approximately 0.4308% of the Fund’s average daily net assets for the fiscal year ended October 31, 2014. The accrued sub-advisory fees paid and percentage reflect the fee schedules in effect during that period.
Voya Emerging Markets Equity Dividend Fund, Voya Global Equity Dividend Fund, and Voya Russia Fund
Voya IM is not currently managing any assets of the Fund as of the date of this SAI.
Total Sub-Advisory Fees Paid
The following table sets forth the sub-advisory fees paid by the Adviser for the last three fiscal years.
13
Fund	October 31,
	2014	2013	2012
Voya Emerging Markets Equity Dividend	$107,055	$134,793	$167,707
Voya Global Bond	$1,012,129	$1,328,127	$1,253,994
Voya Global Equity Dividend	$149,635	$142,909	$149,436
Voya Global Natural Resources	$359,738	$357,823	$406,159
Voya Global Real Estate	$15,464,230	$15,121,271	$12,103,197
Voya Global Value Advantage	$1,577,684	$921,071	$1,827,175
Voya International Core	$1,299,982	$2,005,720	$1,602,948
Voya International Real Estate	$2,667,726	$2,550,089	$2,224,091
Voya Multi-Manager Emerging Markets Equity	$1,347,578	$1,279,982	$551,421
Voya Multi-Manager International Equity	$1,946,987	$1,033,993	$705,872
Voya Multi-Manager International Small Cap	$1,455,344	$1,328,585	$1,410,355
Voya Russia	$851,802	$1,277,707	$1,679,977
Portfolio Management
Voya Global Real Estate Fund and Voya International Real Estate Fund
Sub-Advised by CBRE Clarion
Other Accounts Managed
The following table sets forth the number of accounts and total assets in the accounts managed by each portfolio manager as of October 31, 2014:
3
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Steven D. Burton, CFA	13	$11,815,487,109	28[1]	$4,642,827,516	54[2]	$5,246,054,038
T. Ritson Ferguson, CFA	17	$14,090,819,633	34[1]	$5,186,021,352	71[2]	$6,015,511,158
Joseph P. Smith, CFA	16	$14,050,272,739	29[1]	$4,570,804,322	70[2]	$5,563,730,311
1	Two of these accounts with total assets of $5,682,832 have performance-based advisory fees.
2	Eight of these accounts with total assets of $2,413,772,006 have performance-based advisory fees.
Potential Material Conflicts of Interest
A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to the Funds. These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs and hedge funds. Potential conflicts may arise out of the implementation of differing investment strategies for a portfolio manager’s various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager’s accounts.

A potential conflict of interest may arise as a result of a portfolio manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflict may arise when multiple accounts seek to dispose of the same investment.
A portfolio manager may also manage accounts whose objectives and policies differ from those of the Funds. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by a portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease while a Fund maintained its position in that security.
A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees – the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance-based fee.
CBRE Clarion recognizes the duty of loyalty it owes to its client and has established and implemented certain policies and procedures designed to control and mitigate conflicts of interest arising from the execution of a variety of portfolio management and trading strategies across the firm’s diverse client base. Such policies and procedures include, are not limited to: (i) investment process, portfolio management, and trade allocation procedures; (ii) procedures regarding short sales in securities recommended for other clients; and (iii) procedures regarding personal trading by the firm’s employees (contained in the Code of Ethics).Compensation
There are five pieces of compensation for the portfolio managers:
Base Salary – Portfolio manager salaries are reviewed annually and fixed for each year at competitive market levels.
Profit Participation – Senior management, including the portfolio managers primarily responsible for the Funds, owns a minority interest in CBRE Clarion. Ownership entitles senior management to an increasing share of the firm’s profit over time, although an owner’s equity interest may be forfeited if the individual resigns voluntarily in the first several years.
Bonus – Portfolio manager bonuses are drawn from an incentive compensation pool into which a significant percentage of CBRE Clarion’s pre-tax profits is set aside. Bonuses are based upon the measurement of performance in the portfolio manager’s respective area of coverage. Performance is quantified through a proprietary “scorecard” graded by the CEO and the other CIOs. In order to avoid the pitfalls of relying solely upon a rigid performance format, however, the overall bonus takes into account other important factors such as the portfolio manager’s contribution to the team, firm, and overall process.
Deferred Compensation – A portion of the incentive compensation pool is set aside each year as deferred compensation for a large number of senior employees in the firm, including the portfolio managers. These awards have vesting and payout features, which encourage long-term stability of our senior staff.
Other Compensation – Portfolio managers may also participate in benefit plans and programs available generally to all employees, such as CBRE Clarion’s 401(k) plan.
Portfolio manager compensation is not based on the performance of any particular account, including the Funds, nor is compensation based on the level of the Funds’ assets.
Ownership of Securities
The following tables show the dollar range of shares of the Funds owned by each portfolio manager as of October 31, 2014, including investments by his/her immediate family members and amounts invested through retirement and deferred compensation plans:
Voya Global Real Estate Fund
3
Portfolio Manager	Dollar Range of Fund Shares Owned
Steven D. Burton, CFA	$50,001-$100,000
T. Ritson Ferguson, CFA	$100,001-$500,000
Joseph P. Smith, CFA	$10,001-$50,000
Voya International Real Estate Fund
3
Portfolio Manager	Dollar Range of Fund Shares Owned
Steven D. Burton, CFA	$0-$10,000
T. Ritson Ferguson, CFA	$100,001-$500,000
Joseph P. Smith, CFA	$0-$10,000

Voya Emerging Markets Equity Dividend Fund, Voya Global Equity Dividend Fund, and Voya Russia Fund
Sub-Advised by IIMA
Voya Emerging Markets Equity Dividend Fund
Other Accounts Managed
The following tables set forth the number of accounts and total assets in the accounts managed by each portfolio manager as of October 31, 2014:
3
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Robert Davis	4	$573,000,000	3	$481,000,000	0	$0
Nicolas Simar	6	$1,587,000,000	1	$1,133,000,000	0	$0
Manu Vandenbulck	4	$573,000,000	4	$1,001,000,000	0	$0
Voya Global Equity Dividend Fund
3
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Kris Hermie	2	$1,014,000,000	5	$2,368,000,000	0	$0
Nicolas Simar	6	$1,587,000,000	1	$1,133,000,000	0	$0
Bruno Springael	2	$1,014,000,000	5	$2,368,000,000	0	$0
Voya Russia Fund
2
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Nathan Griffiths	1	$105,000,000	3	$994,000,000	0	$0
Renat Nadyukov	1	$105,000,000	0	$0	0	$0
Potential Material Conflicts of Interest
IIMA’s investment teams are responsible for managing and executing trades on behalf of multiple clients including other registered funds, legal entities, other accounts, including proprietary accounts, separate accounts, and other pooled investment vehicles. An investment team may manage a portfolio or separate account, which may have materially higher fee arrangements than the Fund and may also have a performance based fee. The management of multiple funds and/or other accounts may raise potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades. IIMA has adopted compliance procedures which are reasonably designed to address these types of conflicts.
Compensation
Within ING Investment Management Europe (“ING IM Europe”), including IIMA, the portfolio managers’ compensation typically consists of a base salary and a bonus. Portfolio managers are evaluated on their one-year and three-year performance annually. The bonus scheme for our investment professionals in place, which is largely quantitative based and linked to the individual and team performances, is mainly targeted at consistency and stability in excess return. If a manager has good performance, the variable pay (partly in stock) will be spread over the next two or three years. There will be a consistency premium paid, if managers can continuously produce good results. If the performance deteriorates in subsequent years, a portion of the bonus will be subject to a claw back clause. In so doing, we aim to achieve a longer-term orientation of our investment managers and better align the program with the interests of our customers. In addition, the portfolio managers may be offered long-term equity awards, such as stocks and/or stock options, which are tied to the performance of the Sub-Adviser’s parent company, ING Groep. The overall design of the ING IM Europe annual incentive plan was developed to closely tie compensation to performance, structured in such a way as to drive performance and promote retention of top talent. As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators. Investment performance is measured on both relative and absolute performance in all areas. ING IM Europe has defined indices and set performance goals to appropriately reflect requirements for each investment team. The measures for each team are outlined on a “scorecard” that is reviewed on an annual basis. These scorecards reflect a comprehensive approach to measuring investment performance versus benchmark(s) over a one year period. The results for overall ING IM Europe scorecards are calculated on an asset weighted performance basis of the individual team scorecards. Investment professionals’ performance measures for bonus determinations are typically weighted by 20% being attributable to the overall ING IM Europe performance and 60% attributable to the funds/clients performance (objective) and 20% attributable to their contribution to the team’s results (subjective).
Ownership of Securities
The following tables show the dollar range of shares of the Funds owned by each portfolio manager as of October 31, 2014, including investments by his/her immediate family members and amounts invested through retirement and deferred compensation plans:
Voya Emerging Markets Equity Dividend Fund
3
Portfolio Manager	Dollar Range of Fund Shares Owned
Robert Davis	None
Nicolas Simar	None
Manu Vandenbulck	None
Voya Global Equity Dividend Fund
3
Portfolio Manager	Dollar Range of Fund Shares Owned
Kris Hermie	None
Nicolas Simar	None
Bruno Springael	None
Voya Russia Fund
2
Portfolio Manager	Dollar Range of Fund Shares Owned
Nathan Griffiths	None
Renat Nadyukov	None
Voya Global Bond Fund, Voya Global Natural Resources Fund, and Voya Global Value Advantage Fund
Sub-Advised by Voya IM
Other Accounts Managed
The following tables set forth the number of accounts and total assets in the accounts managed by each portfolio manager as of October 31, 2014:
Voya Global Bond Fund
3
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Mustafa Chowdhury	0	$0	0	$0	0	$0
Christine Hurtsellers, CFA	8	$8,498,550,233	32	$8,742,421,659	19	$9,025,387,287
Brian Timberlake, Ph.D., CFA	4	$956,713,590	1	$31,557,402	0	$0
Voya Global Natural Resources Fund
3
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
John Bailey	3	$964,124,566	0	$0	0	$0
Joseph Basset, CFA[1]	7	$3,175,755,771	6	$675,274,709	14	$1,625,418,886
James Swain	2	$729,751,303	0	$0	0	$0
1	One of these accounts with total assets of $182,486,839 has a performance-based advisory fee.

Voya Global Value Advantage Fund
5
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Christopher F. Corapi	10	$15,624,453,358	5	$727,237,042	17	$3,758,039,480
Vincent Costa, CFA	10	$10,360,118,239	4	$335,078,629	5	$1,468,050,545
Martin Jansen	5	$1,074,589,722	1	$28,940,752	3	$205,135,442
David Rabinowitz	4	$718,950,130	1	$28,940,752	0	$0
James Ying, CFA	1	$174,944,571	0	$0	0	$0
Potential Material Conflicts of Interest
A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to the Funds. These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs, and hedge funds. Potential conflicts may arise out of the implementation of differing investment strategies for the portfolio manager’s various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager’s accounts.
A potential conflict of interest may arise as a result of the portfolio manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment.
A portfolio manager may also manage accounts whose objectives and policies differ from those of the Funds. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease, while a Fund maintained its position in that security.
A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees – the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance-based fee.
As part of its compliance program, Voya IM has adopted policies and procedures reasonably designed to address the potential conflicts of interest described above.
Finally, a potential conflict of interest may arise because the investment mandates for certain other accounts, such as hedge funds, may allow extensive use of short sales which, in theory, could allow them to enter into short positions in securities where other accounts hold long positions. Voya IM has policies and procedures reasonably designed to limit and monitor short sales by the other accounts to avoid harm to the Funds.
Compensation
Compensation consists of: (i) a fixed base salary; (ii) a bonus, which is based on Voya IM performance, one-, three-, and five-year pre-tax performance of the accounts the portfolio managers are primarily and jointly responsible for relative to account benchmarks, peer universe performance, and revenue growth and net cash flow growth (changes in the accounts’ net assets not attributable to changes in the value of the accounts’ investments) of the accounts they are responsible for; and (iii) long-term equity awards tied to the performance of our parent company, Voya Financial, Inc. and/or a notional investment in a pre-defined set of Voya IM sub-advised funds.
Portfolio managers are also eligible to receive an annual cash incentive award delivered in some combination of cash and a deferred award in the form of Voya stock. The overall design of the annual incentive plan was developed to tie pay to both performance and cash flows, structured in such a way as to drive performance and promote retention of top talent. As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators. Investment performance is measured on both relative and absolute performance in all areas.
The measures for each team are outlined on a “scorecard” that is reviewed on an annual basis. These scorecards measure investment performance versus benchmark and peer groups over one-, three-, and five-year periods; and year-to-date net cash flow (changes in the accounts’ net assets not attributable to changes in the value of the accounts’ investments) for all accounts managed by each team. The results for overall Voya IM scorecards are typically calculated on an asset weighted performance basis of the individual team scorecards.
Investment professionals’ performance measures for bonus determinations are weighted by 25% being attributable to the overall Voya IM performance and 75% attributable to their specific team results (65% investment performance, 5% net cash flow, and 5% revenue growth).
Voya IM's long-term incentive plan is designed to provide ownership-like incentives to reward continued employment and to link long-term compensation to the financial performance of the business. Based on job function, internal comparators and external market data, employees may be granted long-term awards. All senior investment professionals participate in the long-term compensation plan. Participants receive annual awards determined by the management committee based largely on investment performance and contribution to firm performance. Plan awards are based on the current year’s performance as defined by the Voya IM component of the annual incentive plan. Awards typically include a combination of performance shares, which vest ratably over a three-year period, and Voya restricted stock and/or a notional investment in a predefined set of Voya IM sub-advised funds, each subject to a three-year cliff-vesting schedule.
If a portfolio manager’s base salary compensation exceeds a particular threshold, he or she may participate in Voya’s deferred compensation plan. The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, Voya stock or at an annual fixed interest rate. Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.
For the Funds, Voya IM has defined the following indices as the benchmark indices for the investment team:
3
Fund	Portfolio Manager	Benchmark
Voya Global Bond Fund	Christine Hurtsellers, CFA and Brian Timberlake, Ph.D., CFA	Barclays Global Aggregate Index
Voya Global Natural Resources Fund	John Bailey, Joseph Basset, CFA, and James Swain	S&P North American Natural Resources Sector Index
Voya Global Value Advantage Fund	Christopher F. Corapi, Vincent Costa, CFA, Martin Jansen, David Rabinowitz, and James Ying, CFA	MSCI All Country World IndexSM
Ownership of Securities
The following tables show the dollar range of shares of the Funds owned by each portfolio manager as of October 31, 2014, including investments by his/her immediate family members and amounts invested through retirement and deferred compensation plans:
Voya Global Bond Fund
3
Portfolio Manager	Dollar Range of Fund Shares Owned
Mustafa Chowdhury	None
Christine Hurtsellers, CFA	$100,001-$500,000
Brian Timberlake, Ph.D., CFA	None
Voya Global Natural Resources Fund
3
Portfolio Manager	Dollar Range of Fund Shares Owned
John Bailey	None
Joseph Basset, CFA	None
James Swain	None
Voya Global Value Advantage Fund
5
Portfolio Manager	Dollar Range of Fund Shares Owned
Christopher F. Corapi	None
Vincent Costa, CFA	$50,001-$100,000
Martin Jansen	$1-$10,000
David Rabinowitz	None
James Ying, CFA	None
In addition to the investments shown in the tables above, certain portfolio managers may be required to defer a portion of their compensation into an account that tracks the performance of investment options, including certain Voya mutual funds, chosen by the portfolio managers as part of their participation in Voya’s deferred compensation plan and other targeted compensation programs. This deferral will not cause any purchase or sale of Fund shares, but the NAV of the Fund shares will be used as a measurement mechanism for determining the cash amount to be paid under any vesting provisions when the portfolio manager realizes his/her compensation.
The information below shows how much a portfolio manager has allocated to an investment option that tracks the performance of the Fund he/she manages. The portfolio managers may have allocated a portion of their deferral to another investment option which tracks the performance of a fund that they do not manage. Only the amount that a portfolio manager has allocated to an investment option that tracks the performance of Funds that he/she manages is shown below as of October 31, 2014:

Voya Global Bond Fund
2
Portfolio Manager	Dollar Range of Fund Shares Owned Under Deferred Compensation
Christine Hurtsellers, CFA	$10,001-$50,000
Brian Timberlake, Ph.D., CFA	$10,001-$50,000
Voya Global Natural Resources Fund
3
Portfolio Manager	Dollar Range of Fund Shares Owned Under Deferred Compensation
John Bailey	$100,001-$500,000
Joseph Basset, CFA	$50,001-$100,000
James Swain	$10,001-$50,000
Voya International  Core Fund
Sub-Advised by Wellington Management
Other Accounts Managed
The following table sets forth the number of accounts and total assets in the accounts managed by each portfolio manager as of October 31, 2014:
2
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Nicolas M. Choumenkovitch	9	$5,121,358,469	11[1]	$1,739,535,435	27[2]	$10,463,012,729
Tara Connolly Stilwell, CFA	9	$5,121,333,074	8	$1,552,401,940	24[3]	$7,356,047,074
1	One of these accounts with total assets of $61,532,216 has a performance-based advisory fee.
2	Three of these accounts with total assets of $4,164,631,583 have performance-based advisory fees.
3	Two of these accounts with total assets of $1,169,510,501 have performance-based advisory fees.
Potential Material Conflicts of Interest
Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Fund (the “Portfolio Managers”) generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations, and risk profiles that differ from those of the Fund. The Portfolio Managers make investment decisions for each account, including the Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax, and other relevant investment considerations applicable to that account. Consequently, the Portfolio Managers may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Fund.
The Portfolio Managers or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, a Portfolio Manager may purchase the same security for the Fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Fund. The Portfolio Managers also manage accounts which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Portfolio Managers are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Portfolio Manager. Finally, the Portfolio Managers may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.
Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high-quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.
Compensation
Wellington Management receives a fee based on the assets under management of the Fund as set forth in the Investment Sub-advisory Agreement between Wellington Management and the Adviser on behalf of the Fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Fund. The following information is as of the fiscal year ended October 31, 2014.
Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Fund’s Portfolio Managers listed in the prospectus who are primarily responsible for the day-to-day management of the Fund include a base salary and incentive components. The base salary for each Portfolio Manager who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount determined by the managing partners of Wellington Management Group LLP. The base salary for other Portfolio Managers is determined by the Portfolio Manager’s experience and performance in her role as a Portfolio Manager. Base salaries for Wellington Management’s employees are reviewed annually and may be adjusted based on the recommendation of a Portfolio Manager’s manager, using guidelines established by Wellington Management’s Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm.
Each Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Portfolio Manager and generally each other account managed by such Portfolio Manager. Each Portfolio Manager’s incentive payment relating to the Fund is linked to the gross pre-tax performance of the portion of the Fund managed by the Portfolio Manager compared to the benchmark index and/or peer group identified below over one and three year periods, with an emphasis on three year results. In 2012, Wellington Management began placing increased emphasis on long-term performance and is phasing in a five-year performance comparison period, which will be fully implemented by December 31, 2016. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Portfolio Managers, including accounts with performance fees.
Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Managers may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. The Portfolio Managers are Partners.
For the Funds, Wellington Management has defined the following indices as the benchmark indices for the investment team:
1
Fund	Portfolio Manager	Benchmark
Voya International Core	Nicolas M. Choumenkovitch and Tara Connolly Stilwell, CFA	MSCI All Country World Ex-U.S. Index
Ownership of Securities
The following table shows the dollar range of shares of the Fund owned by each portfolio manager as of October 31, 2014, including investments by his/her immediate family members and amounts invested through retirement and deferred compensation plans:
2
Portfolio Manager	Dollar Range of Fund Shares Owned
Nicolas M. Choumenkovitch	None
Tara Connolly Stilwell, CFA	None
Voya Multi-Manager Emerging Markets Equity Fund
Sub-Advised by DIFA and JPMorgan
DIFA
Other Accounts Managed
The following table sets forth the number of accounts and total assets in the accounts managed by the portfolio manager as of October 31, 2014:

1
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Liu-Er Chen, CFA	8	$5,417,242,436	9	$1,565,420,972	8[1]	$1,368,462,047
1	Any accounts managed in a personal capacity appear under “Other Accounts” along with other accounts managed on a professional basis. The personal account information is current as of June 30, 2014. One of these accounts with total assets of $276,056,811 has a performance-based advisory fee.
Potential Material Conflicts of Interest
Individual portfolio managers may perform investment management services for other funds or accounts similar to those provided to the Fund, and the investment action for such other fund or account and the Fund may differ. For example, an account or fund may be selling a security, while another account or fund may be purchasing or holding the same security. As a result, transactions executed for one fund or account may adversely affect the value of securities held by another fund, account or the Fund. Additionally, the management of multiple other funds or accounts and the Fund may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple other funds or accounts and the Fund. A portfolio manager may discover an investment opportunity that may be suitable for more than one account or fund. The investment opportunity may be limited, however, so that all funds or accounts for which the investment would be suitable may not be able to participate. DIFA has adopted procedures designed to allocate investments fairly across multiple funds or accounts.
When one of the accounts managed by the portfolio manager has a performance-based fee, the compensation structure presents a potential conflict of interest. The portfolio manager has an incentive to manage this account so as to enhance their performance, to the possible detriment of other accounts for which the investment manager does not receive a performance-based fee.
A portfolio manager’s management of personal accounts also may present certain conflicts of interest. While DIFA’s code of ethics is designed to address these potential conflicts, there is no guarantee that it will do so.
Compensation
The portfolio manager’s compensation consists of the following:
Base Salary - Each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.
Bonus - The portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products the portfolio manager manages. DIFA keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) create the “bonus pool” for the product. Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributor generally having the largest share. The pool is allotted based on subjective factors (50%) and objective factors (50%). The primary objective factor is the one-, three- and five-year performance of the funds managed relative to the performance of the appropriate Lipper peer groups and the performance of institutional composites relative to the appropriate indices. Three- and five-year performance are weighted more heavily and there is no objective award for a fund whose performance falls below the 50th percentile for a given time period.
Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.
Portfolio managers participate in retention programs, including the Delaware Investments Incentive Unit Plan, the Delaware Investments Notional Investment Plan, and the Macquarie Group Employee Retained Equity Plan, for alignment of interest purposes.
Delaware Investments Incentive Unit Plan - Portfolio managers may be awarded incentive unit awards ( “Awards”) relating to the underlying shares of common stock of Delaware Management Holdings, Inc. issuable pursuant to the terms of the Delaware Investments Incentive Unit Plan (the “Plan”) adopted on November 30, 2010.
The Plan was adopted in order to: assist DIFA in attracting, retaining, and rewarding key employees of the company; enable such employees to acquire or increase an equity interest in the company in order to align the interest of such employees and DIFA; and provide such employees with incentives to expend their maximum efforts. Subject to the terms of the Plan and applicable award agreements, Awards typically vest in 25% increments on a four-year schedule, and shares of common stock underlying the Awards are issued after vesting. The fair market value of the shares of Delaware Management Holdings, Inc., is normally determined as of each March 31, June 30, September 30, and December 31 by an independent appraiser. Generally, a stockholder may put shares back to the company during the put period communicated in connection with the applicable valuation.
Delaware Investments Notional Investment Plan – A portion of a portfolio manager’s retained profit share may be notionally exposed to the return of a portfolio of Delaware Investments Family of Funds-managed funds pursuant to the terms of the Delaware Investments Notional Investment Plan. The retained amount will vest in three equal tranches in each of the first, second and third years following the date upon which the investment is made.

Macquarie Group Employee Retained Equity Plan – A portion of a portfolio manager’s retained profit share may be invested in the Macquarie Group Employee Retained Equity Plan (“MEREP”), which is used to deliver remuneration in the form of Macquarie Group Limited (“Macquarie”) equity. The main type of award currently being offered under the MEREP is units comprising a beneficial interest in a Macquarie share held in a trust for the employee, subject to the vesting and forfeiture provisions of the MEREP. Subject to vesting conditions, vesting and release of the shares occurs in equal tranches two, three, and four years after the date of investment.
Other Compensation - portfolio managers may also participate in benefit plans and programs available generally to all employees.
Ownership of Securities
The following table shows the dollar range of shares of the Fund owned by the portfolio manager as of October 31, 2014, including investments by his/her immediate family members and amounts invested through retirement and deferred compensation plans:
1
Portfolio Manager	Dollar Range of Fund Shares Owned
Liu-Er Chen, CFA	None
JPMorgan
Other Accounts Managed
The following table sets forth the number of accounts and total assets in the accounts managed by each portfolio manager as of October 31, 2014:
2
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Anuj Arora	7	$2,660,584,000	7[1]	$2,588,056,000	13[2]	$4,725,404,000
George Iwanicki, Jr.	8	$2,681,210,000	7[1]	$2,558,056,000	13[2]	$4,725,404,000
1	Two of these accounts with total assets of $1,812,492,000 have performance-based advisory fees.
2	One of these accounts with total assets of $248,374,000 has a performance-based advisory fee.
Potential Material Conflicts of Interest
The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Fund (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.
Responsibility for managing JPMorgan’s, and its affiliates, clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach, and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes, and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimize the potential for conflicts of interest.
JPMorgan and/or its affiliates perform investment services, including rendering investment advice, to varied clients. JPMorgan and/or its affiliates and its or their directors, officers, agents, and/or employees may render similar or differing investment advisory services to clients and may give advice or exercise investment responsibility and take such other action with respect to any of its other clients that differs from the advice given or the timing or nature of action taken with respect to another client or group of clients. It is JPMorgan’s policy, to the extent practicable, to allocate, within its reasonable discretion, investment opportunities among clients over a period of time on a fair and equitable basis. One or more of JPMorgan’s other client accounts may at any time hold, acquire, increase, decrease, dispose, or otherwise deal with positions in investments in which another client account may have an interest from time-to-time.
JPMorgan and/or its affiliates, and any of its or their directors, partners, officers, agents or employees, may also buy, sell, or trade securities for their own accounts or the proprietary accounts of JPMorgan and/or its affiliates. JPMorgan and/or its affiliates, within their discretion, may make different investment decisions and other actions with respect to their own proprietary accounts than those made for client accounts, including the timing or nature of such investment decisions or actions. Further, JPMorgan is not required to purchase or sell for any client account securities that JPMorgan and/or its affiliates, and any of its or their employees, principals, or agents may purchase or sell for their own accounts or the proprietary accounts of JPMorgan or its affiliates or its clients.
JPMorgan or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the Fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for JPMorgan and its affiliates or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, JPMorgan or its affiliates could be viewed as having a conflict of interest to the extent that JPMorgan or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts, or the Similar Accounts are investment options in JPMorgan’s or its affiliates’ employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon JPMorgan and its affiliates by law, regulation, contract, or internal policies.

Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JPMorgan and its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. IPOs, in particular, are frequently of very limited availability. JPMorgan and its affiliates may be perceived as causing accounts they manage to participate in an offering to increase JPMorgan’s and its affiliates’ overall allocation of securities in that offering.
A potential conflict of interest may also be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JPMorgan or its affiliates manage accounts that engage in short sales of securities of the type in which the Portfolio invests, JPMorgan and its affiliates could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales, if the short sales cause the market value of the securities to fall.
As an internal policy matter, JPMorgan or its affiliates may, from time to time, maintain certain overall investment limitations on the securities positions or positions in other financial instruments JPMorgan or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude the Fund from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the Fund’s objectives.
The goal of JPMorgan and its affiliates is to meet their fiduciary obligation with respect to all clients. JPMorgan and its affiliates have policies and procedures that seek to manage conflicts. JPMorgan and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with JPMorgan’s Codes of Ethics and Code of Conduct. With respect to the allocation of investment opportunities, JPMorgan and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:
Orders for the same equity security traded through a single trading desk or system are aggregated on a continual basis throughout each trading day consistent with JPMorgan’s and its affiliates’ duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transactions or custody costs, JPMorgan or its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.
Purchases of money market instruments and fixed-income securities cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, JPMorgan and its affiliates attempt to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JPMorgan or its affiliates so that fair and equitable allocation will occur over time.
Compensation Structure of Portfolio Managers
JPMorgan’s portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and, may include mandatory notional investments (as described below) in selected mutual funds advised by JPMorgan or its affiliates. These elements reflect individual performance and the performance of JPMorgan’s business as a whole.
Each portfolio manager’s performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients’ risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager’s performance with respect to the mutual funds he or she manages, the funds’ pre-tax performance is compared to the appropriate market peer group and to each fund’s benchmark index listed in the fund’s prospectus, over one-, three-, and five-year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long-term.
Awards of restricted stock are granted as part of an employee’s annual performance bonus and comprise from 0% to 40% of a portfolio manager’s total bonus. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Up to 50% of the restricted stock portion of a portfolio manager’s bonus may instead be subject to mandatory notional investment in selected mutual funds advised by JPMorgan or its affiliates. When these awards vest over time, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds.
Ownership of Securities
The following table shows the dollar range of shares of the Fund owned by each portfolio manager as of October 31, 2014, including investments by his/her immediate family members and amounts invested through retirement and deferred compensation plans:

2
Portfolio Manager	Dollar Range of Fund Shares Owned
Anuj Arora	None
George Iwanicki, Jr.	None
Voya Multi-Manager International Equity Fund
Sub-Advised by BG Overseas, JPMorgan, Lazard, and T. Rowe Price
BG Overseas
Other Accounts Managed
The following table sets forth the number of accounts and total assets in the accounts managed by each portfolio manager as of October 31, 2014:
6
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Gerard Callahan	4	$782,000,000	3	$523,000,000	34[1]	$8,172,000,000
Iain Campbell	4	$782,000,000	2	$173,000,000	33[1]	$7,917,000,000
Sophie Earnshaw, CFA	0	$0	1	$9,000,000	0	$0
Joe Faraday, CFA	4	$782,000,000	1	$62,000,000	30[1]	$7,759,000,000
Moritz Sitte	0	$0	1	$287,000,000	1	$808,000,000
Tom Walsh	0	$0	2	$1,754,000,000	0	$0
1	One of these accounts with total assets of $264,000,000 have performance-based advisory fees.
Potential Material Conflicts of Interest
At BG Overseas, individual portfolio managers may manage multiple accounts for multiple clients. In addition to mutual funds, these other accounts may include separate accounts, collective investment schemes, or offshore funds. BG Overseas manages potential conflicts between funds or with other types of accounts by implementing effective organizational and administrative arrangements to ensure that reasonable steps are taken to prevent the conflict giving rise to a material risk of damage to the interests of clients.
One area where a conflict of interest potentially arises is in the placing of orders for multiple clients and subsequent allocation of trades. Unless client specific circumstances dictate otherwise, investment teams normally implement transactions in individual stocks for all clients with similar mandates at the same time. This aggregation of individual transactions can of course operate to the advantage or disadvantage of the clients involved in the order. When receiving orders from investment managers, traders will generally treat order priority on a “first come, first served” basis and any exceptions to this are only permitted in accordance with established policies. BG Overseas has also developed trade allocation systems and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.
Compensation
BG Overseas is wholly-owned by Baillie Gifford & Co (“BG & Co”) a partnership based in Scotland. Compensation arrangements within BG Overseas vary depending upon whether the individual is an employee or partner of BG & Co. For employees, a portfolio manager’s compensation generally consists of base salary, a company-wide staff bonus, and payments under BG Overseas’s Incentive program. In addition, portfolio managers are eligible for the standard retirement benefits and health and welfare benefits available to all BG & Co employees.
The staff bonus is paid annually to all BG & Co employees at a flat rate, with all staff receiving a fixed percentage of salary. In addition to this, senior and selected specialist staff are usually invited to join the incentive program with bonus payments being determined from a combination of individual performance, completion of objectives, and team performance.
The Partners of BG & Co are the sole owners of the firm and share directly in its profits. In this respect, the compensation and incentive package of senior executives is directly related to both asset growth and performance. Partners’ equity ownership is determined by the Joint Senior Partners of BG & Co. The main staff benefits such as pension plans are not available to partners and therefore partners provide for benefits from their own personal funds.
Ownership of Securities
The following table shows the dollar range of shares of the Fund owned by each portfolio manager as of October 31, 2014, including investments by his/her immediate family members and amounts invested through retirement and deferred compensation plans:

6
Portfolio Manager	Dollar Range of Fund Shares Owned
Gerard Callahan	None
Iain Campbell	None
Sophie Earnshaw, CFA	None
Joe Faraday, CFA	None
Moritz Sitte	None
Tom Walsh	None
JPMorgan
Other Accounts Managed
The following table sets forth the number of accounts and total assets in the accounts managed by the portfolio manager as of October 31, 2014:
1
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Gerd Woort-Menker, CFA	9	$10,310,877,000	8	$4,750,890,000	3	$548,433,000
Potential Material Conflicts of Interest
The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Fund (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.
Responsibility for managing JPMorgan’s, and its affiliates, clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach, and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes, and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimize the potential for conflicts of interest.
JPMorgan and/or its affiliates perform investment services, including rendering investment advice, to varied clients. JPMorgan and/or its affiliates and its or their directors, officers, agents, and/or employees may render similar or differing investment advisory services to clients and may give advice or exercise investment responsibility and take such other action with respect to any of its other clients that differs from the advice given or the timing or nature of action taken with respect to another client or group of clients. It is JPMorgan’s policy, to the extent practicable, to allocate, within its reasonable discretion, investment opportunities among clients over a period of time on a fair and equitable basis. One or more of JPMorgan’s other client accounts may at any time hold, acquire, increase, decrease, dispose, or otherwise deal with positions in investments in which another client account may have an interest from time-to-time.
JPMorgan and/or its affiliates, and any of its or their directors, partners, officers, agents or employees, may also buy, sell, or trade securities for their own accounts or the proprietary accounts of JPMorgan and/or its affiliates. JPMorgan and/or its affiliates, within their discretion, may make different investment decisions and other actions with respect to their own proprietary accounts than those made for client accounts, including the timing or nature of such investment decisions or actions. Further, JPMorgan is not required to purchase or sell for any client account securities that JPMorgan and/or its affiliates, and any of its or their employees, principals, or agents may purchase or sell for their own accounts or the proprietary accounts of JPMorgan or its affiliates or its clients.
JPMorgan or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the Fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for JPMorgan and its affiliates or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, JPMorgan or its affiliates could be viewed as having a conflict of interest to the extent that JPMorgan or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts, or the Similar Accounts are investment options in JPMorgan’s or its affiliates’ employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon JPMorgan and its affiliates by law, regulation, contract, or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JPMorgan and its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. IPOs, in particular, are frequently of very limited availability. JPMorgan and its affiliates may be perceived as causing accounts they manage to participate in an offering to increase JPMorgan’s and its affiliates’ overall allocation of securities in that offering.

A potential conflict of interest may also be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JPMorgan or its affiliates manage accounts that engage in short sales of securities of the type in which the Portfolio invests, JPMorgan and its affiliates could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales, if the short sales cause the market value of the securities to fall.
As an internal policy matter, JPMorgan or its affiliates may, from time to time, maintain certain overall investment limitations on the securities positions or positions in other financial instruments JPMorgan or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude the Fund from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the Fund’s objectives.
The goal of JPMorgan and its affiliates is to meet their fiduciary obligation with respect to all clients. JPMorgan and its affiliates have policies and procedures that seek to manage conflicts. JPMorgan and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with JPMorgan’s Codes of Ethics and Code of Conduct. With respect to the allocation of investment opportunities, JPMorgan and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:
Orders for the same equity security traded through a single trading desk or system are aggregated on a continual basis throughout each trading day consistent with JPMorgan’s and its affiliates’ duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transactions or custody costs, JPMorgan or its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.
Purchases of money market instruments and fixed-income securities cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, JPMorgan and its affiliates attempt to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JPMorgan or its affiliates so that fair and equitable allocation will occur over time.
Compensation Structure of Portfolio Managers
JPMorgan’s portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and, may include mandatory notional investments (as described below) in selected mutual funds advised by JPMorgan or its affiliates. These elements reflect individual performance and the performance of JPMorgan’s business as a whole.
Each portfolio manager’s performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients’ risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager’s performance with respect to the mutual funds he or she manages, the funds’ pre-tax performance is compared to the appropriate market peer group and to each fund’s benchmark index listed in the fund’s prospectus, over one-, three-, and five-year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long-term.
Awards of restricted stock are granted as part of an employee’s annual performance bonus and comprise from 0% to 40% of a portfolio manager’s total bonus. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Up to 50% of the restricted stock portion of a portfolio manager’s bonus may instead be subject to mandatory notional investment in selected mutual funds advised by JPMorgan or its affiliates. When these awards vest over time, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds.
Ownership of Securities
The following table shows the dollar range of shares of the Fund owned by the portfolio manager as of October 31, 2014, including investments by his/her immediate family members and amounts invested through retirement and deferred compensation plans:
1
Portfolio Manager	Dollar Range of Fund Shares Owned
Gerd Woort-Menker, CFA	None
Lazard
Other Accounts Managed

The following table sets forth the number of accounts and total assets in the accounts managed by each portfolio manager as of October 31, 2014:
5
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Michael A. Bennett	10[1]	$10,712,771,835	6	$1,555,299,343	229[2]	$18,850,247,282
Michael G. Fry	7[1]	$5,116,277,307	4	$1,102,477,378	181[2]	$12,364,117,167
Kevin Matthews	7[1]	$5,116,277,307	4	$1,102,477,378	181[2]	$12,364,117,167
Michael Powers	7[1]	$5,116,277,307	4	$1,102,477,378	181[2]	$12,364,117,167
John R. Reinsberg	9	$7,460,867,631	5	$765,798,306	77[2]	$13,004,004,379
1	One of these accounts with total assets of $3,242,582,934 has a performance-based advisory fee.
2	One of these accounts with total assets of $96,081,454 has a performance-based advisory fee.
Potential Material Conflicts of Interest
Material Conflicts Related to Management of Similar Accounts. Although the potential for conflicts of interest exist when an investment adviser and portfolio managers manage other accounts that invest in securities in which the Fund may invest or that may pursue a strategy similar to one of the Fund’s component strategies (collectively, “Similar Accounts”), Lazard has procedures in place that are designed to ensure that all accounts are treated fairly and that the Fund is not disadvantaged, including procedures regarding trade allocations and “conflicting trades” (e.g., long and short positions in the same security, as described below). In addition, the Fund, as a series of a registered investment company, is subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts. Potential conflicts of interest may arise because of Lazard's management of the Fund and Similar Accounts, including the following:
1. Conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Lazard may be perceived as causing accounts it manages to participate in an offering to increase Lazard’s overall allocation of securities in that offering, or to increase Lazard’s ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as Lazard may have an incentive to allocate securities that are expected to increase in value to preferred accounts. IPOs, in particular, are frequently of very limited availability. A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account. These potential allocation and trading conflicts are relevant primarily for all portfolio managers of a fund focusing on small capitalization companies, whose shares tend to have more limited and volatile trading than those of companies with larger market capitalizations.
2. Portfolio managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the Fund, that they are managing on behalf of Lazard. Although Lazard does not track each individual portfolio manager's time dedicated to each account, Lazard periodically reviews each portfolio manager’s overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the Fund. As illustrated in the table entitled Other Accounts Managed, most of the portfolio managers of the Fund manage a significant number of Similar Accounts in addition to the Fund managed by them.
3. Generally, Lazard and/or some or all of the Fund’s portfolio managers have investments in Similar Accounts. This could be viewed as creating a potential conflict of interest, since certain of the portfolio managers do not invest in the Fund.
4. The portfolio managers noted in the table above entitled Other Accounts Managed manage Similar Accounts with respect to which the advisory fee is based on the performance of the account, which could give the portfolio managers and Lazard an incentive to favor such Similar Accounts over the Fund. In addition, certain hedge funds managed by Lazard (but not the Fund’s portfolio managers) may also be permitted to sell securities short. When Lazard engages in short sales of securities of the type in which the Fund invests, Lazard could be seen as harming the performance of the Fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. As described above, Lazard has procedures in place to address these conflicts.
Compensation
Lazard compensates key investment personnel by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively.
The quantitative compensation factors include:
•	Performance relative to benchmark
•	Performance relative to applicable peer group
•	Absolute return
•	Assets under management

The qualitative compensation factors include:
•	Leadership
•	Mentoring
•	Teamwork
Incentives
Lazard promotes an atmosphere that is conducive to the development of the investment professional’s skills and talents. Portfolio manager/analysts and research analysts are expected to continuously augment their skills and expertise. The firm actively supports external development efforts, including attendance of conferences and seminars that build upon their existing core of knowledge, coursework to develop incremental skills, as well as travel to meet with companies, competitors, suppliers, regulators, and related experts. With increased knowledge and skills the managers can take on higher levels of responsibilities and are recognized and rewarded accordingly. We believe that key professionals are likely to be attracted to and remain with the firm because Lazard’s compensation structure amply rewards professionals for good performance. Lazard’s employees are the firm’s single most valuable resource and Lazard dedicates significant energy to ensuring that it attracts, develops, and retains the best available talent to the benefit of clients.
Long Term Incentives
Certain employees of Lazard are eligible to receive restricted stock units of Lazard Ltd. through the Lazard Ltd. Equity Incentive Plan, and restricted interests in shares of certain funds managed by Lazard and its affiliates, each subject to a multi-year vesting schedule and restrictive covenants. These incentive arrangements have broad participation of most professionals and represent an excellent opportunity for employees to share in the continued success of the firm, aligning their interest and performance even more closely with those of our clients.
Performance Evaluation
Lazard takes performance evaluation very seriously. All investment teams are reviewed by Global Risk Management as well as the Oversight Committee, which is the management body for our investment platform. The Oversight Committee, together with senior management, will spend additional time with investment teams that are underperforming relative to their benchmark and/or applicable peer group to evaluate the reasons for underperformance and overall adherence with their process. Where appropriate, Lazard will consider making improvements and potentially changes to the team or the strategy based on the individual facts and circumstances.
Ownership of Securities
The following table shows the dollar range of shares of the Fund owned by each portfolio manager as of October 31, 2014, including investments by his/her immediate family members and amounts invested through retirement and deferred compensation plans:
5
Portfolio Manager	Dollar Range of Fund Shares Owned
Michael A. Bennett	None
Michael G. Fry	None
Kevin Matthews	None
Michael Powers	None
John R. Reinsberg	None
T. Rowe Price
Other Accounts Managed
The following table sets forth the number of accounts and total assets in the accounts managed by the portfolio manager as of October 31, 2014:
1
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Robert W. Smith	4	$13,710,471,344	1	$875,396,330	1	$249,764,886
Potential Material Conflicts of Interest
T. Rowe Price is not aware of any material conflicts of interest that may arise in connection with the portfolio managers’ management of the Fund’s investments and the investments of the other account(s).
Portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, and foundations), and offshore funds and common trust funds. Portfolio managers make investment decisions for the Fund based on the investment objective, policies, practices and other relevant investment considerations that the managers believe are applicable to the Fund. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price and its affiliates have adopted brokerage and trade allocation policies and procedures which they believe are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed below, portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio managers.
T. Rowe Price funds may, from time to time, own shares of Morningstar, Inc. Morningstar is a provider of investment research to individual and institutional investors, and publishes ratings on mutual funds, including the T. Rowe Price. T. Rowe Price manages the Morningstar retirement plan and T. Rowe Price and its affiliates pay Morningstar for a variety of products and services. In addition, Morningstar may provide investment consulting and investment management services to clients of T. Rowe Price or its affiliates.
Compensation
Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant or restricted stock grant. Compensation is variable and is determined based on the following factors:
Investment performance over one-, three-, five-, and ten-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. T. Rowe Price (and Price Hong Kong, Price Singapore, and T. Rowe Price International, as appropriate), evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad-based index set forth in the total returns table in the fund’s prospectuses, although other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms. The selection of comparable funds is approved by the applicable investment steering committee and are the same as those presented to the directors of the T. Rowe Price funds in their regular review of fund performance. Performance is primarily measured on a pretax basis though tax efficiency is considered.
Compensation is viewed with a long-term time horizon, the more consistent a manager's performance over time, the higher the compensation opportunity. The increase or decrease in a fund's assets due to the purchase or sale of fund shares is not considered a material factor. In reviewing relative performance for fixed-income funds, a fund's expense ratio is usually taken into account. Contribution to T. Rowe Price's overall investment process is an important consideration as well. Leveraging ideas and investment insights across the global investment platform, working effectively with and mentoring others, and other contributions to our clients, the firm or our culture are important components of T. Rowe Price’s long-term success and are highly valued.
All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.
Ownership of Securities
The following table shows the dollar range of shares of the Fund owned by the portfolio manager as of October 31, 2014, including investments by his/her immediate family members and amounts invested through retirement and deferred compensation plans:
1
Portfolio Manager	Dollar Range of Fund Shares Owned
Robert W. Smith	None
Voya Multi-Manager International Small Cap Fund
Sub-Advised by Acadian and Wellington Management
Acadian
Other Accounts Managed
The following table sets forth the number of accounts and total assets in the accounts managed by each portfolio manager as of October 31, 2014:
3
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
John R. Chisholm, CFA	11[1]	$6,588,357,011	62[2]	$17,409,544,449	154[3]	$45,785,451,394
Constantine P. Papageorgiou, Ph.D., CFA	11[1]	$6,588,357,011	62[2]	$17,409,544,449	154[3]	$45,785,451,394
Brian K. Wolahan, CFA	11[1]	$6,588,357,011	62[2]	$17,409,544,449	154[3]	$45,785,451,394
1	One of these accounts with total assets of $1,502,164,960 has a performance-based advisory fee.
2	Seven of these accounts with total assets of $1,850,112,810 have performance-based advisory fees.
3	Seventeen of these accounts with total assets of $8,960,182,503 have performance-based advisory fees.

The investment professionals above function as part of a core equity team of 21 portfolio managers and are not segregated along product lines or by client type. The portfolio managers listed above worked on all core-equity products and the data shown for these managers reflects firm-level numbers of accounts and assets under management, segregated by investment vehicle type.
Potential Material Conflicts of Interest
A conflict of interest may arise as a result of a portfolio manager being responsible for multiple accounts, including the Fund, which may have different investment guidelines and objectives. In addition to the Fund, these accounts may include other mutual funds managed on an advisory or sub-advisory basis, separate account, and collective trust accounts. An investment opportunity may be suitable for the Fund as well as for any of the other managed accounts. However, the investment may not be available in sufficient quantity for all of the accounts to participate fully. In addition, there may be limited opportunity to sell an investment held by the Fund and the other accounts. The other accounts may have similar investment objectives or strategies as the Fund, they may track the same benchmarks or indices as the Fund tracks, and they may sell securities that are eligible to be held, sold or purchased by the Fund. A portfolio manager may be responsible for accounts that have different advisory fee schedules, which may create the incentive for the portfolio manager to favor one account over another in terms of access to investment opportunities. A portfolio manager may also manage accounts whose investment objectives and policies differ from those of the Fund, which may cause the portfolio manager to effect trading in one account that may have an adverse effect on the value of the holdings within another account, including the Fund.
To address and manage these potential conflicts of interest, Acadian has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of their clients is treated on a fair and equitable basis. Such policies and procedures include, but are not limited to, trade allocation and trade aggregation policies, portfolio manager assignment practices and oversight by investment management and the Compliance Team.
Compensation
Compensation structure varies among professionals, although the basic package involves a generous base salary, strong bonus potential, profit sharing potential, various fringe benefits, and, among the majority of senior investment professionals and certain other key employees, equity ownership in the firm as part of the Acadian Key Employee Limited Partnership.
Compensation is highly incentive-driven, with Acadian paying up to and sometimes in excess of 100% of base pay for performance bonuses. Bonuses are tied directly to the individual’s contribution and performance during the year, with members of the investment team evaluated on such factors as their contributions to the investment process, account retention, portfolio performance, asset growth, and overall firm performance. Since portfolio management is a team approach, investment team members’ compensation is not linked to the performance of specific accounts but rather to the individual’s overall contribution to the success of the team and the firm’s profitability.
Ownership of Securities
The following table shows the dollar range of shares of the Fund owned by each portfolio manager as of October 31, 2014, including investments by his/her immediate family members and amounts invested through retirement and deferred compensation plans:
3
Portfolio Manager	Dollar Range of Fund Shares Owned
John R. Chisholm, CFA	$100,001-$500,000
Constantine P. Papageorgiou, Ph.D., CFA	None
Brian K. Wolahan, CFA	None
Wellington Management
Other Accounts Managed
The following table sets forth the number of accounts and total assets in the accounts managed by each portfolio manager as of October 31, 2014:
2
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Daniel Maguire, CFA	3	$512,600,336	5	$124,324,335	6[1]	$394,516,141
Simon H. Thomas	2[2]	$715,702,889	11	$610,422,400	5	$321,771,602
1	Two of these accounts with total assets of $105,493,626 have performance-based advisory fees.
2	One of these accounts with total assets of $458,578,769 has a performance-based advisory fee.
Potential Material Conflicts of Interest
Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Fund (the “Portfolio Managers”) generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations, and risk profiles that differ from those of the Fund. The Portfolio Managers make investment decisions for each account, including the Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax, and other relevant investment considerations applicable to that account. Consequently, the Portfolio Managers may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Fund.
The Portfolio Managers or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, a Portfolio Manager may purchase the same security for the Fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Fund. The Portfolio Managers also manage accounts which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Portfolio Managers are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Portfolio Manager. Finally, the Portfolio Managers may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.
Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high-quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.
Compensation
Wellington Management receives a fee based on the assets under management of the Fund as set forth in the Investment Sub-advisory Agreement between Wellington Management and the Adviser on behalf of the Fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Fund. The following information is as of the fiscal year ended October 31, 2014.
Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Fund’s Portfolio Managers listed in the prospectus who are primarily responsible for the day-to-day management of the Fund include a base salary and incentive components. The base salary for each Portfolio Manager who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount determined by the managing partners of Wellington Management Group LLP. The base salary for other Portfolio Managers is determined by the Portfolio Manager’s experience and performance in her role as a Portfolio Manager. Base salaries for Wellington Management’s employees are reviewed annually and may be adjusted based on the recommendation of a Portfolio Manager’s manager, using guidelines established by Wellington Management’s Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm.
Each Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Portfolio Manager and generally each other account managed by such Portfolio Manager. Each Portfolio Manager’s incentive payment relating to the Fund is linked to the gross pre-tax performance of the portion of the Fund managed by the Portfolio Manager compared to the benchmark index and/or peer group identified below over one and three year periods, with an emphasis on three year results. In 2012, Wellington Management began placing increased emphasis on long-term performance and is phasing in a five-year performance comparison period, which will be fully implemented by December 31, 2016. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Portfolio Managers, including accounts with performance fees.
Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Managers may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. The Portfolio Managers are Partners.
For the Fund, Wellington Management has defined the following indices as the benchmark indices for the investment team:

1
Fund	Portfolio Manager	Benchmark
Voya Multi-Manager International Small Cap	Daniel Maguire, CFA and Simon H. Thomas	MSCI EAFE® SmallCap Index
Ownership of Securities
The following table shows the dollar range of shares of the Fund owned by each portfolio manager as of October 31, 2014, including investments by his/her immediate family members and amounts invested through retirement and deferred compensation plans:
2
Portfolio Manager	Dollar Range of Fund Shares Owned
Daniel Maguire, CFA	None
Simon H. Thomas	None
PRINCIPAL UNDERWRITER
Pursuant to the Distribution Agreement (“Distribution Agreement”), Voya Investments Distributor, LLC (the “Distributor”), an indirect, wholly-owned subsidiary of Voya Financial, Inc., serves as principal underwriter and distributor for each Fund. The Distributor’s principal offices are located at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034. Shares of each Fund are offered on a continuous basis. As principal underwriter, the Distributor has agreed to use its best efforts to distribute the shares of each Fund, although it is not obligated to sell any particular amount of shares.
The Distributor is responsible for all of its expenses in providing services pursuant to the Distribution Agreement, including the costs of printing and distributing prospectuses and SAIs for prospective shareholders and such other sales literature, reports, forms, advertising, and any other marketing efforts by the Distributor in connection with the distribution or sale of the shares. The Distributor does not receive compensation for providing services under the Distribution Agreement, but may be compensated or reimbursed for all or a portion of such expenses to the extent permitted under a Rule 12b-1 Plan.
The Distribution Agreement may be continued from year to year if approved annually by the Trustees or by a vote of a majority of the outstanding voting securities of each Fund and by a vote of a majority of the Trustees who are not “interested persons” of the Distributor, or the Trust, appearing in person at a meeting called for the purpose of approving such Agreement.
The Distribution Agreement terminates automatically upon assignment, and may be terminated at any time on sixty (60) days written notice by the Trustees or the Distributor or by vote of a majority of the outstanding voting securities of the Fund without the payment of any penalty.
Commissions and Compensation Received by the Principal Underwriter
The following table shows all commissions and other compensation received by each Principal Underwriter, who is an affiliated person of each Fund or an affiliated person of that affiliated person, directly or indirectly, from each Fund during the most recent fiscal year:
12
Fund	Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
Voya Emerging Markets Equity Dividend	Voya Investments Distributor, LLC	$1,629.80	$73.91	$969.44	None
Voya Global Bond	Voya Investments Distributor, LLC	$3,631.14	$511.39	$620.44	None
Voya Global Equity Dividend	Voya Investments Distributor, LLC	$4,287.56	$464.80	$789.22	None
Voya Global Natural Resources	Voya Investments Distributor, LLC	$10,448.33	$0.00	$2,283.05	None
Voya Global Real Estate	Voya Investments Distributor, LLC	$46,250.55	$4,438.73	$1,317.97	None
Voya Global Value Advantage	Voya Investments Distributor, LLC	$6,039.76	$200.56	$2,440.10	None
Voya International Core	Voya Investments Distributor, LLC	$0.00	$0.00	$0.00	None
Voya International Real Estate	Voya Investments Distributor, LLC	$5,130.58	$76.36	$480.12	None
Voya Multi-Manager Emerging Markets Equity	Voya Investments Distributor, LLC	$2,184.57	$45.79	$283.94	None
Voya Multi-Manager International Equity	Voya Investments Distributor, LLC	$0.00	$0.00	$0.00	None
Voya Multi-Manager International Small Cap	Voya Investments Distributor, LLC	$7,507.78	$100.83	$1,452.10	None

Fund	Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
Voya Russia	Voya Investments Distributor, LLC	$28,090.90	$0.00	$5,174.68	None
Sales Commissions and Dealer Reallowances – Class A Shares
In connection with the sale of Class A shares of each Fund, the Distributor may pay Authorized Dealers of record a sales commission as a percentage of the purchase price. At the discretion of the Distributor, all sales charges may at times be re-allowed to an Authorized Dealer. If 90% or more of the sales commission is re-allowed, such Authorized Dealer may be deemed to be an “underwriter” as that term is defined under the 1933 Act. The sales charge retained by the Distributor and the commissions re-allowed to selling dealers are not a Fund expense and have no effect on a Fund’s NAV.
In connection with the sale of Class A shares, the Distributor will re-allow to Authorized Dealers of record from the sales charge on such sales the following amounts:
All Funds except Voya Global Bond Fund
6
Dealers’ Reallowance as a Percentage of Offering Price
Amount of Transaction	Class A
$0 to $49,999	4.75%
$50,000 to $99,999	4.00%
$100,000 to $249,999	3.00%
$250,000 to $499,999	2.25%
$500,000 to $999,999	2.00%
$1 million and over	See below
Voya Global Bond Fund
4
Dealers’ Reallowance as a Percentage of Offering Price
Amount of Transaction	Class A
$0 to $99,999	2.00%
$100,000 to $499,999	1.50%
$500,000 to $999,999	1.00%
$1 million and over	See below
The Distributor may pay to Authorized Dealers out of its own assets commissions on shares sold in Class A, Class B, and Class C shares, at NAV, which at the time of investment would have been subject to the imposition of a CDSC if redeemed. There is no sales charge on purchases of $1,000,000 or more of Class A shares. However, such purchases may be subject to a CDSC, as disclosed in the Prospectus. The Distributor will pay Authorized Dealers of record commissions at the rate of 1.00% on purchases of $1,000,000 or more of Class A shares that are subject to a CDSC.
Also, the Distributor will pay, out of its own assets, a commission of 1.00% of the amount invested for purchases of Class A shares of less than $1 million by qualified retirement plans with 50 or more participants. In connection with qualified retirement plans that invest $1 million or more in Class A shares of the Funds, the Distributor will pay dealer compensation of 1.00% of the purchase price of the shares to the dealer from its own resources at the time of the initial investment.
The Distributor will pay, out of its own assets, a commission of 4.00% of the amount invested for purchases of Class B shares subject to a CDSC.
For purchases of Class C shares subject to a CDSC, the Distributor may pay out of its own assets, a commission of 1.00% of the amount invested of each Fund.
Sales Charges Received by the Distributor
The following tables show the sales charges received by the Distributor in connection with the sale of shares during the last three fiscal years.
33
	Class A		Class B	Class C
Fund	Sales Charges before Dealer Reallowance	Sales Charges after Dealer Reallowance	Deferred Sales Charges	Deferred Sales Charges
2014
Voya Emerging Markets Equity Dividend	$1,666	None	None	$74
Voya Global Bond	$4,001	None	None	$511

	Class A		Class B	Class C
Fund	Sales Charges before Dealer Reallowance	Sales Charges after Dealer Reallowance	Deferred Sales Charges	Deferred Sales Charges
Voya Global Equity Dividend	$4,300	None	None	$465
Voya Global Natural Resources	$10,489	None	None	None
Voya Global Real Estate	$46,455	$1,989	None	$2,450
Voya Global Value Advantage	$6,334	$31	None	$170
Voya International Real Estate	$5,131	None	None	$76
Voya Multi-Manager Emerging Markets Equity	$2,390	None	None	$46
Voya Multi-Manager International Small Cap	$7,542	None	None	$101
Voya Russia	$28,380	None	None	None
2013
Voya Emerging Markets Equity Dividend	$2,468	None	None	$24
Voya Global Bond	$21,578	$12	None	$2,031
Voya Global Equity Dividend	$5,326	None	None	None
Voya Global Natural Resources	$11,323	None	None	None
Voya Global Real Estate	$126,464	$1,543	None	$4,718
Voya Global Value Advantage	$4,032	$4,949	None	$703
Voya International Real Estate	$6,330	None	None	$191
Voya Multi-Manager Emerging Markets Equity	$2,494	$9,149	None	$44
Voya Multi-Manager International Small Cap	$1,668	$2,000	None	$8
Voya Russia	$20,494	$4,716	None	None
2012
Voya Emerging Markets Equity Dividend	$5,714	None	None	$102
Voya Global Bond	$52,838	$10,530	None	$4,734
Voya Global Equity Dividend	$4,503	None	None	$365
Voya Global Natural Resources	$11,733	None	None	None
Voya Global Real Estate	$96,670	$3,505	None	$4,398
Voya Global Value Advantage	$8,028	$331	None	$4,598
Voya International Real Estate	$2,191	None	None	$174
Voya Multi-Manager Emerging Markets Equity	$416	None	None	$36
Voya Multi-Manager International Small Cap	$2,543	None	None	$222
Voya Russia	$40,159	$67	None	None
Payments to Financial Intermediaries
The Adviser or the Distributor, out of its own resources and without additional cost to a Fund or its shareholders, may provide additional cash or non-cash compensation to financial intermediaries selling shares of a Fund, including affiliates of the Adviser and the Distributor. These amounts are in addition to the distribution payments made by a Fund under any distribution agreements. “Financial intermediary” includes any broker, dealer, bank (including bank trust departments), insurance company, transfer agent, registered investment adviser, financial planner, retirement plan administrator and any other financial intermediary having a selling, administrative and shareholder servicing or similar agreement with the Distributor or Adviser.

The benefits to the Distributor and the Adviser include, among other things, entry into or increased visibility in the financial intermediary's sales system, participation by the financial intermediary in the Distributor's marketing efforts (such as helping facilitate or providing financial assistance for conferences, seminars or other programs at which Voya personnel may make presentations on the Voya funds to the intermediary's sales force), placement on the financial intermediary's preferred fund list, and access (in some cases, on a preferential basis over other competitors) to individual members of the financial intermediary's sales force or management. Revenue sharing payments are sometimes referred to as “shelf space” payments because the payments compensate the financial intermediary for including Voya funds in its fund sales system (on its “shelf space”). A financial intermediary typically initiates requests for additional compensation and the Distributor or Adviser negotiates these arrangements with the financial intermediary.
These additional fees paid to financial intermediaries may take the following forms: (1) a percentage of the financial intermediary’s customer assets invested in Voya mutual funds; (2) a percentage of the financial intermediary’s gross sales; or (3) some combination of these payments. These payments may, depending on the broker-dealer’s satisfaction of the required conditions, be periodic and may be up to: (1) 0.30% per annum of the value of a Fund’s shares held by the broker-dealer’s customers; or (2) 0.30% of the value of a Fund’s shares sold by the broker-dealer during a particular period.
Payments based on sales primarily create incentives for the financial intermediary to make new sales of shares of Voya funds. Payments based on customer assets primarily create incentives for the financial intermediary to retain previously sold shares of Voya funds in investor accounts. A financial intermediary may receive either or both types of payments.
The Distributor and the Adviser compensate financial intermediaries differently depending on the level and/or type of considerations provided by the financial intermediary. A financial intermediary may receive different levels of compensation with respect to sales or assets attributable to different types of clients of the same intermediary or different Voya funds. A financial intermediary may receive payment under more than one arrangement referenced here. Where services are provided, the costs of providing the services and the overall array of services provided may vary from one financial intermediary to another. The Distributor and the Adviser do not make an independent assessment of the cost of providing such services. While a financial intermediary may request additional compensation from Voya to offset costs incurred by the financial intermediary in servicing its clients, the financial intermediary may earn a profit on these payments, since the amount of the payment may exceed the financial intermediary's costs.
As of January 1, 2015, the Distributor and/or the Adviser had agreed to make additional payments as described above to the following broker-dealers or their affiliates:
Ameriprise Financial Services, Inc.	ADP Broker-Dealer, Inc.
BlackRock Advisors, LLC	Ascensus, Inc.
Capital One Sharebuilder	Benefits Plans Administrative Services, Inc.
Charles Schwab & Co., Inc.	Benefits Trust Administrative Services, Inc.
Commonwealth Financial Network	BlackRock
CUSO Financial Services	Charles Schwab & Co.
Fifth Third Securities, Inc.	CPI Qualified Plan Consultants, Inc.
FSC Securities Corporation	Digital Retirement Solutions, Inc.
Goldman Sachs and Co.	Expert Plan, Inc.
Janney Montgomery Scott Inc.	Fidelity Investments Institutional Operations Company, Inc.
JP Morgan Clearing Corp	GWFS Equities, Inc.
LPL Financial, LLC	Lincoln Retirement Services Company, LLC
Merrill Lynch, Pierce, Fenner & Smith, Inc.	Massachusetts Mutual Life Insurance Co
Morgan Stanley Smith Barney	Mercer HR Services, LLC
National Financial Services, LLC	Mid Atlantic Capital Corp
Oppenheimer & Co., Inc.	MSCS Financial Services
Pershing, LLC	National Financial Services, LLC
PNC Bank N.A.	Newport Retirement Services, Inc.
Raymond James & Associates, Inc.	NYLife Distributors, LLC
Raymond James Financial Services, Inc.	Principal Life Insurance Company

RBC Capital Markets	Prudential Insurance Co of America
Reliance Trust Company	Reliance Trust Company
Royal Alliance Associates, Inc.	Security Financial Resources, Inc.
SagePoint Financial, Inc.	Standard Insurance Company
Symetra	T. Rowe Price Retirement Plan Services, Inc.
TD Ameritrade Clearing, Inc.	TD Ameritrade Trust Company
UBS Financial Services, Inc.	The Vanguard Group, Inc.
Wells Fargo Advisors, LLC	TIAA-CREF Life Insurance Company
Woodbury Financial Services, Inc.	TransAmerica Retirement Solutions Corporation
VALIC Retirement Services Company
Vanguard Marketing Corporation
Wells Fargo Bank, NA
Wilmington Trust Retirement & Institutional Services Company
Additional Promotional Incentives
The Adviser or the Distributor may provide additional cash or non-cash compensation to third parties selling our mutual funds including affiliated companies. This may take the form of cash incentives and non-cash compensation and may include, but is not limited to: cash; merchandise; trips; occasional entertainment; meals or tickets to a sporting event; client appreciation events; payment for travel expenses (including meals and lodging) to pre-approved training and education seminars; and payment for advertising and sales campaigns. The Distributor may also pay concessions in addition to those described above to broker-dealers so that Voya mutual funds are made available by those broker-dealers for their customers.
The Sub-Adviser of a Fund may contribute to non-cash compensation arrangements.
Conflicts of Interest
A financial intermediary's receipt of additional compensation may create conflicts of interest between the financial intermediary and its clients. Each type of payment discussed above may provide a financial intermediary with an economic incentive to actively promote Voya funds over other mutual funds or cooperate with the distributor's promotional efforts. The receipt of additional compensation for Voya and its affiliates may be an important consideration in a financial intermediary's willingness to support the sale of Voya funds through the financial intermediary's distribution system. The Distributor and the Adviser are motivated to make the payments described above since they promote the sale of Voya fund shares and the retention of those investments by clients of financial intermediaries. In certain cases these payments could be significant to the financial intermediary.
Additional Cash Compensation for Sales by “Focus Firms”
The Distributor may, at its discretion, pay additional cash compensation to its employee sales staff for sales by certain broker-dealers or “focus firms.” The Distributor may pay up to an additional 0.10% to its employee sales staff for sales that are made by registered representatives of these focus firms. As of the date of this SAI, the focus firms are: Ameriprise Financial Services, Inc.; Banc of America Investment Services, Inc.; Banc of America Securities LLC; Charles Schwab & Co. Inc.; Chase Investment Services; Commonwealth Financial Network; Cetera Advisors LLC; Cetera Advisor Networks, LLC; Cetera Financial Specialists LLC; Cetera Investment Advisers LLC; Cetera Investment Services, Inc.; Deutsche Bank Securities, Inc.; Edward Jones; FSC Securities Corporation; Fidelity Brokerage Services, Inc.; HSBC Securities (USA) Inc.; Janney Montgomery Scott LLC; LPL Financial, LLC; Merrill Lynch, Morgan Keegan; Morgan Stanley & Co, Inc.; Morgan Stanley Wealth Management; Oppenheimer & Co.; Raymond James Financial Services, Inc.; RBC Capital Markets, LLC; Royal Alliance Associates, Inc.; Sagepoint Financial, Inc.; UBS Financial Services, Inc.; Voya Financial Advisors, Inc. (formerly, ING Financial Partners, Inc.); Wells Fargo Bank; Wells Fargo Bank N.A.; Wells Fargo Advisors LLC; and Woodbury Financial Services, Inc.
DISTRIBUTION AND SERVICING PLANS
One or more of the Funds has adopted one or more Distribution and/or Distribution and Service Plans pursuant to Rule 12b-1. Class O shares have also adopted a Shareholder Service Plan pursuant to Rule 12b-1 (each, a “Rule 12b-1 Plan” and together, the “Rule 12b-1 Plans”). In addition, Voya Global Real Estate Fund has adopted a Shareholder Service Plan with regard to Class A, Class B and Class C shares (together with the Rule 12b-1 Plans referenced above, the “Plans”). Certain share classes may pay a combined Distribution and Shareholder Service Fee.
Under the Plan, the Distributor may be entitled to a payment each month in connection with the offering, sale, and shareholder servicing of shares as a percentage of the average daily net assets attributable to each class of shares. Each Fund intends to operate the Rule 12b-1 Plan in accordance with its terms and FINRA rules concerning sales charges. The table below reflects the Plan for each Fund. Certain share classes do not pay distribution or shareholder service fees and are not included in the table.

47
Fund	Type of Plan	Type of Fee
		Distribution Fee	Shareholder Service Fee	Combined Distribution and Shareholder Service Fee
Voya Emerging Markets Equity Dividend
Class A	Distribution and Service Plan	N/A	N/A	0.25%
Class B	Distribution and Service Plan	0.75%	0.25%	N/A
Class C	Distribution and Service Plan	0.75%	0.25%	N/A
Class O	Shareholder Service Plan	N/A	0.25%	N/A
Voya Global Bond
Class A	Distribution and Service Plan	N/A	N/A	0.25%
Class B	Distribution and Service Plan	0.75%	0.25%	N/A
Class C	Distribution and Service Plan	0.75%	0.25%	N/A
Class O	Shareholder Service Plan	N/A	0.25%	N/A
Class R	Distribution and Service Plan	0.25%	0.25%	N/A
Voya Global Equity Dividend
Class A	Distribution and Service Plan	N/A	N/A	0.25%
Class B	Distribution and Service Plan	0.75%	0.25%	N/A
Class C	Distribution and Service Plan	0.75%	0.25%	N/A
Class O	Shareholder Service Plan	N/A	0.25%	N/A
Voya Global Natural Resources
Class A	Distribution and Service Plan	N/A	N/A	0.25%
Voya Global Real Estate
Class A	Distribution Plan	N/A	N/A	N/A
	Shareholder Service Plan	N/A	0.25%	N/A
Class B	Distribution Plan	0.75%	N/A	N/A
	Shareholder Service Plan	N/A	0.25%	N/A
Class C	Distribution Plan	0.75%	N/A	N/A
	Shareholder Service Plan	N/A	0.25%	N/A
Class O	Shareholder Service Plan	N/A	0.25%	N/A
Class R	Distribution and Service Plan	0.25%	0.25%	N/A
Voya Global Value Advantage
Class A	Distribution and Service Plan	N/A	N/A	0.25%
Class B	Distribution and Service Plan	0.75%	0.25%	N/A
Class C	Distribution and Service Plan	0.75%	0.25%	N/A
Voya International Real Estate
Class A	Distribution and Service Plan	N/A	N/A	0.25%

Fund	Type of Plan	Type of Fee
		Distribution Fee	Shareholder Service Fee	Combined Distribution and Shareholder Service Fee
Class B	Distribution and Service Plan	0.75%	0.25%	N/A
Class C	Distribution and Service Plan	0.75%	0.25%	N/A
Voya Multi-Manager Emerging Markets Equity
Class A	Distribution and Service Plan	N/A	N/A	0.25%
Class B	Distribution and Service Plan	0.75%	0.25%	N/A
Class C	Distribution and Service Plan	0.75%	0.25%	N/A
Class R	Distribution and Service Plan	0.25%	0.25%	N/A
Voya Multi-Manager International Small Cap
Class A	Distribution and Service Plan	N/A	N/A	0.35%
Class B	Distribution and Service Plan	0.75%	0.25%	N/A
Class C	Distribution and Service Plan	0.75%	0.25%	N/A
Class O	Shareholder Service Plan	N/A	0.25%	N/A
Voya Russia
Class A	Distribution and Service Plan	N/A	N/A	0.25%
Services Provided for the Distribution Fee
The Distribution Fee for a specific class may be used to cover the expenses of the Distributor primarily intended to result in the sale of that class of shares, including payments to securities dealers for selling shares of the Fund (which may include the principal underwriter itself) and other financial institutions and organizations to obtain various distribution related and/or administrative services for the Funds.
Distribution fees may be paid to cover expenses incurred in promoting the sale of that class of shares including, among other things (i) promotional activities; (ii) preparation and distribution of advertising materials and sales literature; (iii) personnel costs and overhead of the Distributor; (iv) the costs of printing and distributing to prospective investors the prospectuses and statements of additional information (and supplements thereto) and reports for other than existing shareholders; (v) payments to dealers and others that provide shareholder services (including the processing of new shareholder applications and serving as a primary source of information to customers in providing information and answering questions concerning each Fund and their transactions in each Fund); and (vi) costs of administering the Rule 12b-1 Plans.
Services Provided for the Shareholder Service Fee
The shareholder service fees may be used to pay securities dealers (including the Distributor) and other financial institutions, plan administrators and organizations for services including, but not limited to: (i) acting as the shareholder of record; (ii) processing purchase and redemption orders; (iii) maintaining participant account records; (iv) answering participant questions regarding each Fund; (v) facilitation of the tabulation of shareholder votes in the event of a meeting of Fund shareholders; (vi) the conveyance of information relating to shares purchased and redeemed and share balances to each Fund and to service providers; (vii) provision of support services including providing information about each Fund; and (viii) provision of other services as may be agreed upon from time to time.
Class O Shares
The service fee may be used by the Distributor to compensate Capital One for servicing and maintaining shareholder accounts.
Initial Board Approval, Continuation, Termination and Amendments to the Rule 12b-1 Plan
In approving the Rule 12b-1 Plans the Trustees, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plans or any agreements relating to the Rule 12b-1 Plans (“Rule 12b-1 Trustees”), concluded that there is a reasonable likelihood that the Rule 12b-1 Plans would benefit each Fund and each respective class of shareholders.
The Rule 12b-1 Plans continue from year to year, provided such continuance is approved annually by vote of a majority of the Board, including a majority of the Rule 12b-1 Trustees. The Rule 12b-1 Plan for a particular class may be terminated at any time, without penalty, by vote of a majority of the Rule 12b-1 Trustees or by a majority of the outstanding shares of the applicable class of the Fund.

Each Rule 12b-1 Plan may not be amended to increase materially the amount spent for distribution expenses as to a Fund without approval by a majority of the outstanding shares of the applicable class of the Fund, and all material amendments to a Rule 12b-1 Plan must be approved by a vote of the majority of the Board, including a majority of the Rule 12b-1 Trustees, cast in person at a meeting called for the purpose of voting on any such amendment.
Further Information About the Rule 12b-1 Plan
The Distributor is required to report in writing to the Board at least quarterly on the amounts and purpose of any payment made under the Rule 12b-1 Plans and any related agreements, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination whether a Plan should be continued. The terms and provisions of the Rule 12b-1 Plans relating to required reports, term and approval are consistent with the requirements of Rule 12b-1.
Each Rule 12b-1 Plan is a compensation plan. This means that the Distributor will receive payment without regard to the actual distribution expenses it incurs. In the event a Plan is terminated in accordance with its terms, the obligations of a Fund to make payments to the Distributor pursuant to the Rule 12b-1 Plan will cease and the Fund will not be required to make any payment for expenses incurred after the date the Rule 12b-1 Plan terminates.
The Rule 12b-1 Plans were adopted because of the anticipated benefits to each Fund. These anticipated benefits include increased promotion and distribution of each Fund’s shares, and enhancement in each Fund’s ability to maintain accounts and improve asset retention and increased stability of assets for each Fund.
Initial Board Approval, Termination and Amendments to the Shareholder Service Plan for Class A, Class B and Class C Shares of Voya Global Real Estate Fund
In approving the Shareholder Service Plan for Class A, Class B and Class C shares of Voya Global Real Estate Fund, a majority of the Trustees concluded that there is a reasonable likelihood that the Shareholder Service Plan would benefit each Fund and each respective class of shareholders.
The Shareholder Service Plan for Voya Global Real Estate Fund for a particular class may be terminated at any time, without penalty, by vote of a majority of the Trustees or by a majority of the outstanding shares of the applicable class of the Fund.
Any material amendment to the Shareholder Service Plan for Class A, Class B and Class C shares of Voya Global Real Estate Fund must be approved by a majority of the Trustees.
Total Distribution Expenses
The following table sets forth the total distribution expenses incurred by the Distributor for the costs of promotion and distribution with respect to each class of shares for each Fund for the most recent fiscal year.
59
Fund	Class	Advertising	Printing	Salaries & Commissions	Broker Servicing	Miscellaneous	Total
Voya Emerging Markets Equity Dividend	A	$73.10	$1,388.91	$28,124.94	$35,598.80	$9,000.15	$74,185.90
	B	$3.01	$57.18	$835.22	$2,168.00	$434.79	$3,498.19
	C	$10.41	$197.82	$3,507.49	$22,563.48	$3,675.76	$29,954.96
	I	$258.69	$4,915.14	$24,182.68	$9,714.02	$2,177.69	$41,248.22
	O	$24.83	$471.70	$10,018.45	$13,627.98	$4,752.44	$28,895.40
	W	$0.80	$15.29	$404.59	$134.97	$36.05	$591.71
Voya Global Bond	A	$742.15	$14,100.92	$142,290.01	$276,470.31	$86,848.95	$520,452.34
	B	$1.96	$37.20	$278.22	$1,409.55	$939.12	$2,666.05
	C	$237.10	$4,504.86	$38,222.08	$497,186.04	$124,223.47	$664,373.54
	I	$258.69	$4,915.14	$110,582.26	$9,714.02	$104,572.14	$230,042.25
	O	$22.39	$425.46	$3,175.28	$9,536.23	$3,386.94	$16,546.31
	R	$15.33	$291.23	$3,814.61	$2,195.58	$181.44	$6,498.19
	R6	$258.69	$4,915.14	$24,635.88	$9,714.02	$1,132.82	$40,656.55
	W	$475.89	$9,041.87	$107,000.49	$27,553.14	$8,623.39	$152,694.77
Voya Global Equity Dividend	A	$147.65	$2,805.34	$20,459.73	$82,393.17	$26,697.98	$132,503.87
	B	$7.83	$148.74	$663.03	$5,554.15	$1,656.58	$8,030.33
	C	$79.78	$1,515.76	$8,936.22	$193,200.17	$23,389.88	$227,121.80
	I	$258.69	$4,915.14	$26,285.71	$9,714.02	$5,094.05	$46,267.60
	O	$85.15	$1,617.81	$12,179.67	$42,858.97	$13,725.72	$70,467.32
	W	$8.39	$159.47	$1,678.38	$513.97	$893.34	$3,253.55

Fund	Class	Advertising	Printing	Salaries & Commissions	Broker Servicing	Miscellaneous	Total
Voya Global Natural Resources	A	$362.96	$6,896.31	$41,008.30	$134,552.24	$31,105.20	$213,925.02
	I	$258.69	$4,915.14	$29,814.49	$9,714.02	$3,844.21	$48,546.54
	W	$43.74	$831.10	$8,526.97	$2,046.77	$1,160.60	$12,609.18
Voya Global Real Estate	A	$12,806.30	$243,319.63	$2,663,232.97	$3,644,248.17	$1,241,642.93	$7,805,250.00
	B	$33.99	$645.73	$4,827.80	$25,087.69	$9,924.97	$40,520.17
	C	$1,196.38	$22,731.15	$213,563.05	$1,944,084.10	$557,291.19	$2,738,865.87
	I	$258.69	$4,915.14	$1,556,788.32	$9,714.02	$954,957.37	$2,526,633.54
	O	$71.88	$1,365.76	$10,202.95	$38,324.81	$12,138.86	$62,104.26
	R	$26.54	$504.23	$6,149.83	$4,228.45	$1,098.25	$12,007.30
	R6	$78.59	$1,493.13	$18,776.25	$3,003.10	$405.32	$23,756.39
	W	$3,648.41	$69,319.74	$753,000.58	$209,829.28	$139,400.81	$1,175,198.83
Voya Global Value Advantage	A	$960.70	$18,253.24	$155,888.56	$562,626.58	$230,012.66	$967,741.74
	B	$10.39	$197.50	$1,476.05	$7,854.33	$3,553.46	$13,091.73
	C	$481.88	$9,155.68	$70,897.42	$1,258,284.19	$157,918.59	$1,496,737.75
	I	$258.69	$4,915.14	$35,388.03	$9,714.02	$33,111.13	$83,387.01
	W	$32.63	$619.97	$6,272.96	$1,955.73	$2,914.42	$11,795.71
Voya International Core	I	$258.69	$4,915.14	$36,091.77	$9,714.02	$1,132.82	$52,112.44
	W	$462.50	$8,787.46	$82,884.85	$17,403.84	$3,998.48	$113,537.13
Voya International Real Estate	A	$844.70	$16,049.39	$138,213.72	$503,628.23	$45,663.63	$704,399.69
	B	$4.87	$92.52	$692.03	$3,531.71	$1,392.31	$5,713.43
	C	$86.36	$1,640.85	$15,646.83	$139,405.87	$41,761.04	$198,540.95
	I	$258.69	$4,915.14	$263,673.57	$9,714.02	$21,205.46	$299,766.87
	W	$291.26	$5,533.96	$61,590.06	$17,068.91	$4,840.07	$89,324.27
Voya Multi-Manager Emerging Markets Equity	A	$153.92	$2,924.49	$23,586.81	$73,319.22	$14,343.53	$114,327.97
	B	$2.40	$45.53	$340.19	$1,449.69	$423.13	$2,260.93
	C	$29.17	$554.20	$4,454.59	$70,805.62	$8,988.56	$84,832.13
	I	$258.69	$4,915.14	$37,377.28	$9,714.02	$3,406.05	$55,671.18
	R	$0.40	$7.64	$107.82	$132.79	$28.94	$277.59
	W	$477.11	$9,065.11	$109,007.45	$27,489.96	$5,629.28	$151,668.91
Voya Multi-Manager International Equity	I	$258.69	$4,915.14	$49,491.81	$9,714.02	$1,132.82	$65,512.47
Voya Multi-Manager International Small Cap	A	$575.23	$10,929.34	$109,419.76	$233,552.13	$65,170.44	$419,646.90
	B	$4.47	$84.85	$633.68	$3,297.59	$985.51	$5,006.10
	C	$101.34	$1,925.41	$16,797.63	$211,174.83	$35,925.79	$265,925.00
	I	$258.69	$4,915.14	$59,485.47	$9,714.02	$15,795.32	$90,168.64
	O	$20.27	$385.19	$2,880.59	$8,575.75	$3,228.14	$15,089.94
	W	$291.11	$5,531.05	$53,670.09	$16,743.30	$4,369.97	$80,605.51
Voya Russia	A	$684.64	$13,008.22	$102,520.36	$275,543.82	$59,233.74	$450,990.78
	I	$258.69	$4,915.14	$30,113.06	$9,714.02	$5,412.68	$50,413.59
	W	$1.74	$33.14	$343.30	$75.04	$792.63	$1,245.85
Total Distribution and Shareholder Services Fees Paid:
The following table sets forth the total Distribution and Shareholder Services fees paid by each Fund to the Distributor under the Plans for the last three fiscal years.
13
Fund	October 31,
	2014	2013	2012
Voya Emerging Markets Equity Dividend	$75,002	$94,058	$107,285

Fund	October 31,
Voya Global Bond	$812,662	$1,427,516	$1,558,848
Voya Global Equity Dividend	$330,935	$336,693	$364,042
Voya Global Natural Resources	$209,011	$211,833	$242,793
Voya Global Real Estate	$5,938,474	$6,266,766	$5,386,164
Voya Global Value Advantage	$1,823,301	$1,045,452	$1,318,202
Voya International Core	None	None	None
Voya International Real Estate	$636,798	$652,780	$611,160
Voya Multi-Manager Emerging Markets Equity	$174,678	$208,777	$64,776
Voya Multi-Manager International Equity	None	None	None
Voya Multi-Manager International Small Cap	$546,235	$524,646	$550,017
Voya Russia	$341,853	$512,275	$672,252
ADMINISTRATOR
The Administrator for each Fund serves pursuant to an Administration Agreement with the Trust.
The Administrator’s principal place of business is 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034. The Administrator is an indirect, wholly-owned subsidiary of Voya Financial, Inc. and is an affiliate of each Fund’s Adviser and Distributor.
Administration Agreement
Subject to the supervision of the Board, the Administrator provides the overall business management and administrative services reasonably necessary for the ordinary operations of each Fund, except for those services performed by the Adviser under the Advisory Agreement, the Sub-Adviser under the Sub-Advisory Agreement, the custodian under the Custodian Agreement, the transfer agent under the Transfer Agency Agreement, and such other service providers as may be retained by each Fund from time to time. The Administrator acts as a liaison among these service providers.
The Administration Agreement will remain in effect from year-to-year unless terminated.
The Administration Agreement may be terminated by a Fund at any time, without the payment of any penalty, by the Board of Trustees of the Fund on sixty (60) days written notice to the Administrator, or by the Administrator at any time, without the payment of any penalty, on sixty (60) days’ written notice to the Fund.
Administration Fees
The Administrator receives an annual administrative service fee of 0.100% of each Fund’s average daily net assets. The fee is accrued daily and paid monthly.
The Administrator is contractually obligated to waive its administration services fee for Class P shares of Voya Global Bond Fund through March 1, 2016. Termination or modification of this obligation requires approval by the Board.
Total Administrative Service Fees Paid
The following table sets forth the administrative service fees paid by each Fund to the Administrator for the last three fiscal years.
13
Fund	October 31,
	2014	2013	2012
Voya Emerging Markets Equity Dividend	$21,411	$26,847	$30,491
Voya Global Bond	$562,288	$737,851	$696,657
Voya Global Equity Dividend	$74,817	$71,454	$74,717
Voya Global Natural Resources	$89,921	$89,354	$103,676
Voya Global Real Estate	$4,996,363	$4,882,044	$3,876,008
Voya Global Value Advantage	$389,548	$233,598	$365,430
Voya International Core	$289,561	$436,566	$344,803
Voya International Real Estate	$573,176	$543,768	$466,490
Voya Multi-Manager Emerging Markets Equity	$247,154	$234,519	$100,821
Voya Multi-Manager International Equity	$451,697	$225,054	$145,055
Voya Multi-Manager International Small Cap	$264,771	$248,531	$254,957
Voya Russia	$141,577	$212,476	$279,992

OTHER SERVICE PROVIDERS
Custodian
The Bank of New York Mellon, 301 Bellevue Parkway, Wilmington, Delaware 19809, serves as custodian for each Fund.
The custodian’s responsibilities include safekeeping and controlling each Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on each Fund’s investments. The custodian does not participate in determining the investment policies of a Fund, in deciding which securities are purchased or sold by a Fund or in the declaration of dividends and distributions. A Fund may, however, invest in obligations of the custodian and may purchase or sell securities from or to the custodian.
For portfolio securities that are purchased and held outside the United States, the Custodian has entered into sub-custodian arrangements with certain foreign banks and clearing agencies which are designed to comply with Rule 17f-5 under the 1940 Act.
Independent Registered Public Accounting Firm
KPMG LLP serves as an independent registered public accounting firm for each Fund. KPMG LLP provides audit services and tax return preparation services. KPMG LLP is located at Two Financial Center, 60 South Street, Boston, Massachusetts 02111.
Legal Counsel
Legal matters for the Trust are passed upon by Dechert LLP, 1900 K Street, NW, Washington, DC 20006.
Transfer Agent and Dividend Paying Agent
BNY Mellon Investment Servicing (U.S.) Inc. (“Transfer Agent”) serves as the transfer agent and dividend-paying agent for each Fund. Its principal office is located at 301 Bellevue Parkway, Wilmington, Delaware 19809. As transfer agent and dividend-paying agent, BNY Mellon Investment Servicing (U.S.) Inc. is responsible for maintaining account records, detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts.
PORTFOLIO TRANSACTIONS
To the extent each Fund invests in affiliated Underlying Funds, the discussion relating to investment decisions made by the Adviser or the Sub-Adviser with respect to each Fund also includes investment decisions made by an Adviser or a Sub-Adviser with respect to affiliated Underlying Funds. For convenience, only the terms Adviser, Sub-Adviser, and Fund are used.
The Adviser or the Sub-Adviser for each Fund places orders for the purchase and sale of investment securities for each Fund, pursuant to authority granted in the relevant Investment Advisory Agreement or Sub-Advisory Agreement.
Subject to policies and procedures approved by the Board, the Adviser and/or the Sub-Adviser have discretion to make decisions relating to placing these orders including, where applicable, selecting the brokers or dealers that will execute the purchase and sale of investment securities, negotiating the commission or other compensation paid to the broker or dealer executing the trade, or using an electronic communications network (“ECN”) or alternative trading system (“ATS”).
In situations where a Sub-Adviser resigns or the Adviser otherwise assumes day to day management of a Fund pursuant to its Investment Advisory Agreement with each Fund, the Adviser will perform the services described herein as being performed by the Sub-Adviser.
How Securities Transactions are Effected
Purchases and sales of securities on a securities exchange (which include most equity securities) are effected through brokers who charge a commission for their services. In transactions on securities exchanges in the United States, these commissions are negotiated, while on many foreign securities exchanges commissions are fixed. Securities traded in the OTC markets (such as fixed-income securities and some equity securities) are generally traded on a “net” basis with market makers acting as dealers; in these transactions, the dealers act as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Transactions in certain OTC securities also may be effected on an agency basis when, in the Adviser’s or a Sub-Adviser’s opinion, the total price paid (including commission) is equal to or better than the best total price available from a market maker. In underwritten offerings, securities are usually purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid. The Adviser or a Sub-Adviser may also place trades using an ECN or ATS.
How the Adviser or Sub-Advisers Select Broker-Dealers
The Adviser or a Sub-Adviser has a duty to seek to obtain best execution of each Fund’s orders, taking into consideration a full range of factors designed to produce the most favorable overall terms reasonably available under the circumstances. In selecting brokers and dealers to execute trades, the Adviser or a Sub-Adviser may consider both the characteristics of the trade and the full range and quality of the brokerage services available from eligible broker-dealers. This consideration often involves qualitative as well as quantitative judgments. Factors relevant to the nature of the trade may include, among others, price (including the applicable brokerage commission or dollar spread), the size of the order, the nature and characteristics (including liquidity) of the market for the security, the difficulty of execution, the timing of the order, potential market impact, and the need for confidentiality, speed, and certainty of execution. Factors relevant to the range and quality of brokerage services available from eligible brokers and dealers may include, among others, each firm’s execution, clearance, settlement, and other operational facilities; willingness and ability to commit capital or take risk in positioning a block of securities, where necessary; special expertise in particular securities or markets; ability to provide liquidity, speed and anonymity; the nature and quality of other brokerage and research services provided to the Adviser or a Sub-Adviser (consistent with the “safe harbor” described below); and each firm’s general reputation, financial condition and responsiveness to the Adviser or the Sub-Adviser, as demonstrated in the particular transaction or other transactions. Subject to its duty to seek best execution of each Fund’s orders, the Adviser or a Sub-Adviser may select broker-dealers that participate in commission recapture programs that have been established for the benefit of each Fund. Under these programs, the participating broker-dealers will return to each Fund (in the form of a credit to the Fund) a portion of the brokerage commissions paid to the broker-dealers by the Fund. These credits are used to pay certain expenses of the Fund. These commission recapture payments benefit the Fund, and not the Adviser or the Sub-Adviser.
The Safe Harbor for Soft Dollar Practices
In selecting broker-dealers to execute a trade for each Fund, the Adviser or a Sub-Adviser may consider the nature and quality of brokerage and research services provided to the Adviser or the Sub-Adviser as a factor in evaluating the most favorable overall terms reasonably available under the circumstances. As permitted by Section 28(e) of the 1934 Act, as amended, the Adviser or a Sub-Adviser may cause a Fund to pay a broker-dealer a commission for effecting a securities transaction for a Fund that is in excess of the commission which another broker-dealer would have charged for effecting the transaction, as long as the services provided to the Adviser or Sub-Adviser by the broker-dealer: (i) are limited to “research” or “brokerage” services, (ii) constitute lawful and appropriate assistance to the Adviser or Sub-Adviser in the performance of its investment decision-making responsibilities, and (iii) the Adviser or the Sub-Adviser makes a good faith determination that the broker’s commission paid by the Fund is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer, viewed in terms of either the particular transaction or the Adviser’s or the Sub-Adviser’s overall responsibilities to the Fund and its other investment advisory clients. In making such a determination, the Adviser or Sub-Adviser might consider, in addition to the commission rate, the range and quality of a broker’s services, including the value of the research provided, execution capability, financial responsibility and responsiveness. The practice of using a portion of a Fund’s commission dollars to pay for brokerage and research services provided to the Adviser or a Sub-Adviser is sometimes referred to as “soft dollars.” Section 28(e) is sometimes referred to as a “safe harbor,” because it permits this practice, subject to a number of restrictions, including the Adviser or a Sub-Adviser’s compliance with certain procedural requirements and limitations on the type of brokerage and research services that qualify for the safe harbor.
Brokerage and Research Products and Services Under the Safe Harbor – Research products and services may include, but are not limited to, general economic, political, business and market information and reviews, industry and company information and reviews, evaluations of securities and recommendations as to the purchase and sale of securities, financial data on a company or companies, performance and risk measuring services and analysis, stock price quotation services, computerized historical financial databases and related software, credit rating services, analysis of corporate responsibility issues, brokerage analysts’ earnings estimates, computerized links to current market data, software dedicated to research, and portfolio modeling. Research services may be provided in the form of reports, computer-generated data feeds and other services, telephone contacts, and personal meetings with securities analysts, as well as in the form of meetings arranged with corporate officers and industry spokespersons, economists, academics, and governmental representatives. Brokerage products and services assist in the execution, clearance and settlement of securities transactions, as well as functions incidental thereto including, but not limited to, related communication and connectivity services and equipment, software related to order routing, market access, algorithmic trading, and other trading activities. On occasion, a broker-dealer may furnish the Adviser or a Sub-Adviser with a service that has a mixed use (that is, the service is used both for brokerage and research activities that are within the safe harbor and for other activities). In this case, the Adviser or a Sub-Adviser is required to reasonably allocate the cost of the service, so that any portion of the service that does not qualify for the safe harbor is paid for by the Adviser or the Sub-Adviser from its own funds, and not by portfolio commissions paid by a Fund.
Benefits to the Adviser or the Sub-Advisers – Research products and services provided to the Adviser or a Sub-Adviser by broker-dealers that effect securities transactions for a Fund may be used by the Adviser or the Sub-Adviser in servicing all of its accounts. Accordingly, not all of these services may be used by the Adviser or a Sub-Adviser in connection with that Fund or any of the Funds. Some of these products and services are also available to the Adviser or a Sub-Adviser for cash, and some do not have an explicit cost or determinable value. The research received does not reduce the advisory fees payable to the Adviser or the sub-advisory fees payable to a Sub-Adviser for services provided to each Fund. The Adviser’s or a Sub-Adviser’s expenses would likely increase if the Adviser or the Sub-Adviser had to generate these research products and services through its own efforts, or if it paid for these products or services itself.
Broker-Dealers that are Affiliated with the Adviser or the Sub-Advisers
Portfolio transactions may be executed by brokers affiliated with Voya Financial, Inc. the Adviser, or a Sub-Adviser, so long as the commission paid to the affiliated broker is reasonable and fair compared to the commission that would be charged by an unaffiliated broker in a comparable transaction.
Prohibition on Use of Brokerage Commissions for Sales or Promotional Activities
The placement of portfolio brokerage with broker-dealers who have sold shares of a Fund is subject to rules adopted by the SEC and FINRA. Under these rules, the Adviser or a Sub-Adviser may not consider a broker’s promotional or sales efforts on behalf of any Fund when selecting a broker-dealer for portfolio transactions, and neither a Fund nor the Adviser or Sub-Adviser may enter into an agreement under which the Fund directs brokerage transactions (or revenue generated from such transactions) to a broker-dealer to pay for distribution of Fund shares. Each Fund has adopted policies and procedures, approved by the Board, that are designed to attain compliance with these prohibitions.
Principal Trades and Research

Purchases of securities for each Fund also may be made directly from issuers or from underwriters. Purchase and sale transactions may be effected through dealers which specialize in the types of securities which a Fund will be holding. Dealers and underwriters usually act as principals for their own account. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter which has provided such research or other services as mentioned above.
More Information about Trading in Fixed-Income Securities
Purchases and sales of fixed-income securities will usually be principal transactions. Such securities often will be purchased from or sold to dealers serving as market makers for the securities at a net price. Each Fund may also purchase such securities in underwritten offerings and will, on occasion, purchase securities directly from the issuer. Generally, fixed-income securities are traded on a net basis and do not involve brokerage commissions. The cost of executing fixed-income securities transactions consists primarily of dealer spreads and underwriting commissions.
In purchasing and selling fixed-income securities, it is the policy of each Fund to obtain the best results, while taking into account the dealer’s general execution and operational facilities, the type of transaction involved and other factors, such as the dealer’s risk in positioning the securities involved. While the Adviser or a Sub-Adviser generally seeks reasonably competitive spreads or commissions, each Fund will not necessarily pay the lowest spread or commission available.
Transition Management
Changes in sub-advisers, investment personnel and reorganizations of a Fund may result in the sale of a significant portion or even all of a Fund’s portfolio securities. This type of change generally will increase trading costs and the portfolio turnover for the affected Fund. Each Fund, the Adviser, or a Sub-Adviser may engage a broker-dealer to provide transition management services in connection with a change in the sub-adviser, reorganization, or other changes.
Allocation of Trades
Some securities considered for investment by a Fund may also be appropriate for other clients served by that Fund’s Adviser or Sub-Adviser. If the purchase or sale of securities consistent with the investment policies of a Fund and one or more of these other clients is considered at, or about the same time, transactions in such securities will be placed on an aggregate basis and allocated among the Funds and such other clients in a manner deemed fair and equitable, over time, by the Fund’s Adviser or Sub-Adviser and consistent with the Adviser’s or Sub-Adviser’s written policies and procedures. The Adviser and Sub-Adviser may use different methods of trade allocation. The Adviser’s and Sub-Adviser’s relevant policies and procedures and the results of aggregated trades in which a Fund participated are subject to periodic review by the Board. To the extent any of the Funds seek to acquire (or dispose of) the same security at the same time, one or more of the Funds may not be able to acquire (or dispose of) as large a position in such security as it desires, or it may have to pay a higher (or receive a lower) price for such security. It is recognized that in some cases, this system could have a detrimental effect on the price or value of the security insofar as the Fund is concerned. However, over time, a Fund’s ability to participate in aggregate trades is expected to provide better execution for the Fund.
Cross-Transactions
The Board has adopted a policy allowing trades to be made between affiliated registered investment companies or series thereof, provided they meet the conditions of Rule 17a-7 under the 1940 Act and conditions of the policy.
Brokerage Commissions Paid
Brokerage commissions paid by each Fund for the last three fiscal years are as follows. An increase or decrease in commissions is due to a corresponding increase or decrease in the Fund’s trading activity.
13
Fund	October 31,
	2014	2013	2012
Voya Emerging Markets Equity Dividend	$27,051	$49,769	$84,023
Voya Global Bond	$215,791	$166,196	$151,242
Voya Global Equity Dividend	$39,404	$43,725	$53,894
Voya Global Natural Resources	$92,868	$74,741	$93,760
Voya Global Real Estate	$4,495,276	$4,648,564	$3,984,827
Voya Global Value Advantage	$617,198	$596,924	$814,171
Voya International Core	$540,417	$792,218	$517,087
Voya International Real Estate	$877,317	$692,056	$572,461
Voya Multi-Manager Emerging Markets Equity	$388,677	$266,078	$236,367
Voya Multi-Manager International Equity	$323,718	$238,149	$91,260
Voya Multi-Manager International Small Cap	$173,895	$337,878	$245,522
Voya Russia	$322,273	$255,857	$431,427

Affiliated Brokerage Commissions
Brokerage commissions paid to affiliated brokers are indicated in the table below.
8
Fund	Total Amount of Commissions Paid	Total Amount of Commissions Paid to Affiliate	% of Total Amount of Commissions Paid to Affiliates	% of Fund's Principal Amount of Transactions	Affiliated Broker
2014
Voya Global Equity Dividend	$39,403.71	$35.03	0.09%	0.06%	ING Financial Markets Amsterdam
Voya International Core	$540,417.10	$394.07	0.07%	0.04%	ING Financial Markets
2013
Voya Emerging Markets Equity Dividend	$49,769	$290	0.58%	0.12%	ING Financial Markets
2012
Voya International Core	$517,086	$523	0.10%	0.06%	ING Financial Markets
Voya Russia	$431,426	$985	0.23%	0.34%	ING Financial Markets
ING Financial Markets is an affiliate of each Fund’s Adviser.
Securities of Regular Broker-Dealers
During the most recent fiscal year, each Fund acquired securities of its regular broker-dealers (as defined in Rule 10b-1 under the 1940 Act) or their parent companies as follows:
60
Fund	Security Description	Market Value
Voya Emerging Markets Equity Dividend	Banco Itau	$185,818.94
	Barclays	$142,443.77
Voya Global Bond	Banco Itau	$2,025,027.90
	Banco Santander	$1,040,812.50
	Bank of America	$13,762,574.11
	Barclays	$896,868.18
	BBVA Compass	$766,125.00
	Citigroup	$2,788,119.24
	Credit Suisse	$5,691,874.83
	Goldman Sachs	$3,716,655.94
	HSBC	$1,661,715.26
	JP Morgan Chase	$10,162,310.15
	Morgan Stanley	$13,531,942.55
	Royal Bank of Scotland	$1,440,258.27
	UBS	$7,797,478.82
	Wells Fargo	$7,631,579.77
Voya Global Equity Dividend	Barclays	$927,650.69
	BNP Paribas	$1,102,311.36
	Citigroup	$1,166,954.00
	Credit Suisse	$712,801.66
	Deutsche Bank	$663,672.06
	HSBC	$854,999.73
	JP Morgan Chase	$905,083.20
Voya Global Real Estate	Sumitomo Group	$53,080,625.49
Voya Global Value Advantage	Barclays	$5,964,835.68
	HSBC	$3,448,851.68
	Macquarie Capital	$4,839,711.44
	Nomura Group	$2,754,656.72
Voya International Core	BNP Paribas	$1,666,820.95
	ICICI Bank	$3,845,289.02
	Mitsubishi Group	$4,178,031.52
	Societe Generale	$714,142.56

Fund	Security Description	Market Value
	UBS	$4,995,613.54
Voya International Real Estate	Sumitomo Group	$23,768,003.78
Voya Multi-Manager Emerging Markets Equity	Banco Itau	$4,464,206.28
	Banco Santander	$1,419,614.00
	Investec Bank	$538,704.38
Voya Multi-Manager International Equity	ANZ National	$3,317,085.03
	AXA Group	$3,445,397.78
	Banco Itau	$1,962,926.65
	Barclays	$3,523,891.95
	BNP Paribas	$5,235,240.55
	Credit Agricole	$1,577,553.24
	Credit Suisse	$810,211.40
	Danske Corp	$1,575,150.08
	HSBC	$4,769,573.52
	Macquarie Capital	$279,354.43
	Mitsubishi Group	$4,749,644.34
	Nomura Group	$1,275,512.25
	Samsung Group	$5,852,745.08
	Standard Chartered	$2,224,050.74
	Sumitomo Group	$4,388,370.78
	Svenska Handelsbanken AB	$6,167,337.42
	UBS	$1,636,554.65
Voya Multi-Manager International Small Cap	BTG Pactual	$46,291.27
	Investec Bank	$520,341.47
	Mitsubishi Group	$1,830,950.62
	Samsung Group	$415,937.49
	Sumitomo Group	$661,533.36
Voya Russia	Sberbank	$6,109,950.00
ADDITIONAL INFORMATION ABOUT the Trust
Capitalization
The authorized capital of the Trust is an unlimited number of shares of beneficial interest. All shares when issued are fully paid, non-assessable, and redeemable. Shares have no preemptive rights. All shares have equal voting, dividend, and liquidation rights.
Series and Classes
The Board may classify or reclassify any unissued shares into shares of any series by setting or changing in any one or more respects, from time to time, prior to the issuance of such shares, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or qualifications of such shares. Any such classification or reclassification will comply with the provisions of the 1940 Act. The Board may create additional series (or classes of series) of shares without shareholder approval. Any series or class of shares may be terminated by a vote of the shareholders of such series or class entitled to vote or by the Trustees by written notice to shareholders of such series or class. The Trust currently offers multiple series.
Voting Rights
Holders of shares of each Fund have one vote for each share held. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and in such event the holders of the remaining shares voting for the election of Trustees will not be able to elect any person or persons to the Board. Shareholders may remove Trustees from office by votes cast at a meeting of shareholders or by written consent.
Shareholder Meetings
Generally, there will not be annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. Shareholders may, in accordance with each Fund’s charter, cause a meeting, of shareholders to be held for the purpose of voting on the removal of Trustees. Meetings of the shareholders will be called upon written request of shareholders holding in the aggregate not less than 10% of the outstanding shares of the affected Funds or class having voting rights. Except as set forth above and subject to the 1940 Act, the Trustees will continue to hold office, appoint successors Trustees.

Declaration of Trust
The Declaration of Trust provides that obligations of each Fund are not binding upon its Trustees, officers, employees, and agents individually and that the Trustees, officers, employees, and agents will not be liable to the Trust or its investors for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee, officer, employee or agent against any liability to the Trust or its investors to which the Trustee, officer, employee, or agent would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties. The Declaration of Trust also provides that the debts, liabilities, obligations, and expenses incurred, contracted for or existing with respect to the designated Funds shall be enforceable against the assets and property of such Funds only, and not against the assets or property of any other Funds or the investors therein.
PURCHASE, EXCHANGE, AND REDEMPTION OF SHARES
An investor may purchase, redeem, or exchange shares in each Fund utilizing the methods, and subject to the restrictions, described in the Prospectus.
Class O Shareholders
Class O shareholders should contact Capital One at 1-866-590-7629 for information regarding purchasing, exchanging and redeeming Class O shares.
Purchases
Shares of each Fund are offered at the NAV (plus any applicable sales charge) next computed after receipt of a purchase order by the Fund or its delegate.
Orders Placed with Intermediaries
If you invest in a Fund through a financial intermediary, you may be charged a commission or transaction fee by the financial intermediary for the purchase and sale of Fund shares.
Certain brokers or other designated intermediaries such as third-party administrators or plan trustees may accept purchase and redemption orders on behalf of a Fund. The Transfer Agent, the Distributor or a Fund will be deemed to have received such an order when the broker or the designee has accepted the order. Customer orders are priced at the NAV next computed after such acceptance. Such orders may be transmitted to the Funds or their agents several hours after the time of the acceptance and pricing.
Pre-Authorized Investment Plan
As discussed in the Prospectus, the Voya family of funds provides a Pre-Authorized Investment Plan for certain share classes for the convenience of investors who wish to purchase shares of a Fund on a regular basis. The Pre-Authorized Investment Plan may be terminated without penalty at any time by the investor or the Funds. The minimum investment requirements may be waived by a Fund for purchases made pursuant to: (i) employer-administered payroll deduction plans; (ii) profit-sharing, pension, or individual or any employee retirement plans; or (iii) purchases made in connection with plans providing for periodic investments in Fund shares.
Subscriptions-in-Kind
Certain investors may purchase shares of a Fund with liquid assets with a value which is readily ascertainable by reference to a domestic exchange price and which would be eligible for purchase by a Fund consistent with the Fund’s investment policies and restrictions. These transactions only will be effected if the Adviser or a Sub-Adviser intends to retain the security in the Fund as an investment. Assets so purchased by a Fund will be valued in generally the same manner as they would be valued for purposes of pricing the Fund’s shares, if these assets were included in the Fund’s assets at the time of purchase. Each Fund reserves the right to amend or terminate this practice at any time.
Conversion of Class B Shares
A shareholder’s Class B shares will automatically convert to Class A shares of a Fund without a sales charge at the relative NAVs of each of the classes on the second calendar day of the following month in which the eighth anniversary of the issuance of the Class B shares occurs, together with a pro rata portion of all Class B shares representing dividends and other distributions paid in additional Class B shares.
The conversion of Class B shares into Class A shares is subject to the continuing availability of an opinion of counsel or an IRS ruling, if Voya Investments deems it advisable to obtain such advice, to the effect that: (i) such conversion will not constitute taxable events for federal tax purposes; and (ii) the payment of different dividends on Class A and Class B shares does not result in a Fund’s dividends or distributions constituting “preferential dividends” under the Code.
Born to Save™ Program
A promotional program available to certain investors beginning on October 20, 2014 is Voya’s Born to Save™ program. Under the Voya Born-to-Save™ promotion, an affiliate of Voya Investments Distributor, LLC will pay $500 to fund a mutual fund account for each baby born in the United States on October 20, 2014 whose parents or legal guardian seek to participate in the program within 60 days’ after the newborn’s birth and meet the conditions of the program, such as: agreeing to act as UTMA Custodian; providing documentation to establish the date of birth, social security number of the newborn and parent/legal guardian; and completing a mutual fund application. The $500, which is taxable to participants in the Voya Born-to-Save™ program, will be invested in the Class W shares of Voya Global

Target Payment Fund at net asset value. Participants in the Voya Born-to-Save™ program will be permitted to exchange these Class W shares of Voya Global Target Payment Fund into Class W shares of other Voya funds and/or redeem all or a portion of their shares from Voya Global Target Payment Fund. Eligible investors who wish to participate in the Voya Born-to-Save ™ program should visit www.signupborntosave.voya.com.
Self-Employed and Corporate Retirement Plans
For self-employed individuals and corporate investors that wish to purchase shares of a Fund, there is available through each Fund, a Prototype Plan and Custody Agreement. The Custody Agreement provides that BNY Mellon Investment Servicing Trust Company, Wilmington, DE, will act as Custodian under the Prototype Plan, and will furnish custodial services for an annual maintenance fee of $12.00 for each participant, with no other charges. (This fee is in addition to the normal custodial charges paid by each Fund.) The annual contract maintenance fee may be waived from time to time. For further details, including the right to appoint a successor Custodian, see the Plan and Custody Agreement. Employers who wish to use shares of a Fund under a custodianship with another bank or trust company must make individual arrangements with that institution.
Individual Retirement Accounts
Investors having earned income are eligible to purchase shares of a Fund under an IRA pursuant to Section 408 of the Code. An individual who creates an IRA may contribute annually certain dollar amounts of earned income and an additional amount if there is a non-working spouse. Simple IRA plans that employers may establish on behalf of their employees are also available. Also available are Roth IRA plans that enable employed and self-employed individuals to make non-deductible contributions and, under certain circumstances, effect tax-free withdrawals. Copies of a model Custodial Account Agreement are available from the Distributor. BNY Mellon Investment Servicing Trust Company, Wilmington, DE, will act as the Custodian under this model Agreement, for which it will charge the investor an annual fee of $12.00 for maintaining the Account (this fee is in addition to the normal custodial charges paid by each Fund). Full details on the IRA are contained in an IRS required disclosure statement, and the Custodian will not open an IRA until seven (7) days after the investor has received this statement from the Fund. An IRA using shares of a Fund may also be used by employers who have adopted a Simplified Employee Pension Plan.
Purchases of Fund shares by Section 403(b) of the Code plans and other retirement plans are also available. Section 403(b) plans are generally arrangements by a public school organization or a charitable, educational, or scientific organization which employees are permitted to take advantage of the federal income tax deferral benefits provided for in Section 403(b) of the Code. It is advisable for an investor considering the funding of any retirement plan to consult with an attorney or to obtain advice from a competent retirement plan consultant.
Special Purchases at NAV – Class A Shares
Class A shares of each Fund may be purchased at NAV, without a sales charge, by certain investors. The financial intermediary or the investor must notify the Distributor that the investor qualifies for such waiver. If the Distributor is not notified that the investor is eligible for any sales charge waiver, the Distributor will be unable to ensure that the waiver is applied to the investor’s account. An investor may have to provide certain information or records, including account statements, to his/her financial intermediary or to the Distributor to verify the investor’s eligibility for front-end sales charge waivers.
It is possible that a broker-dealer may not be able to offer one or more of these waiver categories. If this situation occurs, it is possible that the investor would need to invest directly through Voya in order to take advantage of the waiver. Each Fund may terminate or amend the terms of these sales charge waivers at any time. The following will be permitted to purchase Class A shares of each Fund at NAV:
1)	Current, retired or former officers, trustees, directors or employees (including members of their immediate families) of Voya Financial, Inc., registered investment companies in the Voya family of funds and their affiliates purchasing shares for their own accounts. Immediate family members include: Parents; Spouse (as recognized under local law); Siblings; Children; Grandparents; Aunts/Uncles; Nieces/Nephews; Cousins; Dependents; Parents-in-law; Brothers-in-law; and Sisters-in-law.
2)	affiliated and non-affiliated Insurance companies (including separate accounts) that have entered into a selling agreement with Voya and purchase shares directly from the Distributor.
3)	Registered investment advisors, trust companies and bank trust departments investing on their own behalf or on behalf of their clients.
4)	The current employees (including registered representatives), and their immediate family members, of broker-dealers and financial institutions that have entered into an agreement with the Distributor (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of Fund shares).
5)	Investments made by accounts that are part of certain qualified fee-based programs (“wrap accounts”).
6)	The movement of shares from qualified employee benefit plans provided that the movement of shares involves an in-kind transfer of Class A shares.
“Qualified employee benefit plans” are those created under section 401(a), 401(k), 457 and 403(b), and qualified deferred compensation plans that have a plan level or omnibus account maintained with a Voya fund and transacts directly with that Voya fund or through a 3rd party administrator or record keeper that has an agreement in place with the Voya family of funds.
7)	For investors purchasing Class A shares with proceeds from the following sources: Redemptions from any fund from the Voya family of funds if you: (a) originally paid a front-end sales charge on the shares; and (b) reinvest the money within 90 days of the redemption date. This waiver is subject to the following conditions:

•	This privilege may only be used once per year; and
•	The amount that may be reinvested is limited to an amount up to the redemption proceeds; and
•	Written or electronic order for the purchase of shares may be received by the Transfer Agent from the financial intermediary or the shareholder (or be postmarked) within 90 days after the date of redemption; and
•	Purchases may be handled by a securities dealer who may charge a fee; and
•	Payment may accompany the request and the purchase will be made at the then current NAV of a Fund.
If you realize a gain on the transaction, it is taxable and any reinvestment will not alter any applicable federal capital gains tax (except that some or all of the sales charge may be disallowed as an addition to the basis of the shares sold and added to the basis of the subsequent purchased shares). If you realize a loss on the transaction, some or all of the loss may not be allowed as a tax deduction depending on the amount reinvested. However, this disallowance is added to the tax basis of the shares acquired upon the reinvestment.
8)	Shareholders of Adviser Class at the time these shares were re-designated as Class A shares if purchased directly with a Fund.
9)	Former Class M shareholders if purchased directly with a Fund.
10)	Any charitable organization that has determined that a Fund is a legally permissible investment and is prohibited by applicable investment law from paying a sales charge or commission and purchases shares directly from the Distributor.
11)	Any state, county, or city or any instrumentality, department authority or agency thereof that has determined that a Fund is a legally permissible investment and is prohibited by applicable investment law from paying a sales charge or commission and purchases shares directly from the Distributor.
Letters of Intent and Rights of Accumulation – Class A Shares
An investor may immediately qualify for a reduced sales charge on a purchase of Class A shares by completing the Letter of Intent section of the Shareholder Application (the “Letter of Intent”). By completing the Letter of Intent, the investor expresses an intention to invest, during the next 13 months, a specified amount which, if made at one time, would qualify for the reduced sales charge. At any time within ninety (90) days after the first investment which the investor wants to qualify for the reduced sales charge, a signed Shareholder Application, with the Letter of Intent section completed, may be filed with the Funds. After the Letter of Intent is filed, each additional investment made will be entitled to the sales charge applicable to the level of investment indicated on the Letter of Intent as described above. Sales charge reductions based upon purchases in more than one investment in the Funds will be effective only after notification to the Distributor that the investment qualifies for a discount. The shareholder’s holdings in the Voya family of funds acquired within ninety (90) days before the Letter of Intent is filed will be counted towards completion of the Letter of Intent, but will not be entitled to a retroactive downward adjustment of sales charge until the Letter of Intent is fulfilled. Any redemptions made by the shareholder during the 13-month period will be subtracted from the amount of the purchases for purposes of determining whether the terms of the Letter of Intent have been completed. If the Letter of Intent is not completed within the 13-month period, there will be an upward adjustment of the sales charge as specified below, depending upon the amount actually purchased (less redemption) during the period.
An investor acknowledges and agrees to the following provisions by completing the Letter of Intent section of the Shareholder Application. A minimum initial investment equal to 25% of the intended total investment is required. An amount equal to the maximum sales charge, as stated in the Prospectus, will be held in escrow at Voya funds, in the form of shares in the investor’s name to assure that the full applicable sales charge will be paid if the intended purchase is not completed. The shares in escrow will be included in the total shares owned as reflected on the purchaser’s monthly statement; income and capital gain distributions on the escrowed shares will be paid directly by the investor. The escrow shares will not be available for redemption by the investor until the Letter of Intent has been completed or the higher sales charge paid. When the total purchases, less redemptions, equal the amount specified under the Letter of Intent, the shares in escrow will be released. If the total purchases, less redemptions, exceed the amount specified under the Letter of Intent and is an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made by the Distributor and the dealer with whom purchases were made pursuant to the Letter of Intent (to reflect such further quantity discount) on purchases made within ninety (90) days before, and on those made after filing the Letter of Intent. The resulting difference in offering price will be applied to the purchase of additional shares at the applicable offering price. If the total purchases, less redemptions, are less than the amount specified under the Letter of Intent, the investor will remit to the Distributor an amount equal to the difference in dollar amount of sales charge actually paid and the amount of sales charge which would have applied to the aggregate purchases if the total of such purchases had been made at a single account in the name of the investor or to the investor’s order. If within ten (10) days after written request such difference in sales charge is not paid, the redemption of an appropriate number of shares in escrow to realize such difference will be made. If the proceeds from a total redemption are inadequate, the investor will be liable to the Distributor for the difference. In the event of a total redemption of the account prior to fulfillment of the Letter of Intent, the additional sales charge due will be deducted from the proceeds of the redemption and the balance will be forwarded to the investor. By completing the Letter of Intent section of the Shareholder Application, an investor grants to the Distributor a security interest in the shares in escrow and agrees to irrevocably appoint the Distributor as his or her attorney-in-fact with full power of substitution to surrender for redemption, any or all escrowed shares for the purpose of paying any additional sales charge due and authorizes the Transfer Agent or sub-transfer agent to receive and redeem shares and pay the proceeds as directed by the Distributor. The investor or the securities dealer must inform the Transfer Agent or the Distributor that the Letter of Intent is in effect each time a purchase is made.

If, at any time prior to or after completion of the Letter of Intent, the investor wishes to cancel the Letter of Intent, the investor must notify the Distributor in writing. If, prior to the completion of the Letter of Intent, the investor requests the Distributor to liquidate all shares held by the investor, the Letter of Intent will be terminated automatically. Under either of these situations, the total purchased may be less than the amount specified in the Letter of Intent. If so, the Distributor will redeem shares, at NAV, to remit to the Distributor and the appropriate authorized dealer an amount equal to the difference between the dollar amount of the sales charge actually paid and the amount of the sales charge that would have been paid on the total purchases if made at one time.
The value of shares of a Fund plus shares of the other open-end funds distributed by the Distributor can be combined with a current purchase to determine the reduced sales charge and applicable offering price of the current purchase. The reduced sales charge applies to quantity purchases made at one time or on a cumulative basis over any period of time by: (i) an investor; (ii) the investor’s spouse and children under the age of majority; (iii) the investor’s custodian accounts for the benefit of a child under the Uniform Gift to Minors Act; (iv) a trustee or other fiduciary of a single trust estate or a single fiduciary account (including a pension, profit-sharing, and/or other employee benefit plan qualified under Section 401 of the Code) by trust companies’ registered investment advisers, banks, and bank trust departments for accounts over which they exercise exclusive investment discretionary authority and which are held in a fiduciary, agency, advisory, custodial, or similar capacity.
The reduced sales charge also applies on a non-cumulative basis, to purchases made at one time by the customers of a single dealer, in excess of $1 million. The Letter of Intent option may be modified or discontinued at any time.
Shares of each Fund purchased and owned of record or beneficially by a corporation, including employees of a single employer (or affiliates thereof), including shares held by its employees under one or more retirement plans, can be combined with a current purchase to determine the reduced sales charge and applicable offering price of the current purchase, provided these transactions are not prohibited by one or more provisions of the Employee Retirement Income Security Act or the Code. Individuals and employees should consult with their tax advisors concerning the tax rules applicable to retirement plans before investing.
For the purposes of Rights of Accumulation and the Letter of Intent Privilege, shares held by investors in the Voya family of funds which impose a CDSC may be combined with Class A shares for a reduced sales charge but will not affect any CDSC which may be imposed upon the redemption of shares of a Fund which imposes a CDSC.
CDSCs
Purchases of certain share classes may be subject to a CDSC, as described in the Prospectus. Shareholders will be charged a CDSC if certain of those shares are redeemed within the applicable time period as stated in the Prospectuses.
No CDSC is imposed on the following:
•	Shares that are no longer subject to the applicable holding period;
•	Redemption of shares purchased through reinvestment of dividends or capital gain distributions; or
•	Shares that were exchanged for shares of another fund managed by the Adviser provided that the shares acquired in such exchange and subsequent exchanges will continue to remain subject to the CDSC, if applicable, until the applicable holding period expires.
The CDSC will be waived for:
•	Redemptions following the death or disability of the shareholder or beneficial owner if the redemption is made within one year of death or initial determination of permanent disability;
•	Total or partial redemptions of shares owned by an individual or an individual in joint tenancy (with rights of survivorship) but only for redemptions of shares held at the time of death or initial determination of permanent disability;
•	Redemptions pursuant to a Systematic Withdrawal Plan provided that such redemptions:
o	are limited annually to no more than 12% of the original account value and
o	annually thereafter, provided all dividends and distributions are reinvested and the total redemptions to not exceed 12% annually; and
•	Total or partial redemption of shares in connection with any mandatory distribution from a tax-deferred retirement plan or an IRA. This waiver does not apply in the case of a tax-free rollover or transfer of assets, other than the one following a separation from services, except that a CDSC or redemption fee may be waived in certain circumstances involving redemptions in connection with a distribution from a qualified employer retirement plan in connection with termination of employment or termination of the employer’s plan and the transfer to another employer’s plan or to an IRA.
Redemption Fee for Voya Russia Fund
As discussed in the Prospectus, a 2.00% redemption fee will be charged on the redemption of shares held less than 365 days. The fee is not a sales charge (load); it will be paid directly to the Fund. The redemption fee is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading. The redemption fee is not assessed on shares acquired through the reinvestment of dividends or distributions paid by the Fund.

The redemption fee will be waived for:
•	Redemptions following the death or disability of the shareholder or beneficial owner if the redemption is made within one year of death or initial determination of permanent disability;
•	Total or partial redemptions of shares owned by an individual or an individual in joint tenancy (with rights of survivorship) but only for redemptions of shares held at the time of death or initial determination of permanent disability;
•	Total or partial redemption of shares in connection with any mandatory distribution from a tax-deferred retirement plan or an IRA. This waiver does not apply in the case of a tax-free rollover or transfer of assets, other than the one following a separation from services, except that a CDSC or redemption fee may be waived in certain circumstances involving redemptions in connection with a distribution from a qualified employer retirement plan in connection with termination of employment or termination of the employer’s plan and the transfer to another employer’s plan or to an IRA.
A shareholder must notify a Fund either directly or through the Distributor at the time of redemption that the shareholder is entitled to a waiver of the CDSC or redemption fee. The waiver will then be granted subject to confirmation of the shareholder’s entitlement. The CDSC or redemption fee, which may be imposed on Class A shares purchased in excess of $1 million, will also be waived for registered investment advisers, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. These waivers may be changed at any time.
Reinstatement Privilege
If you sell Class A or Class C shares of a Fund, you may be eligible for a full or prorated credit of the CDSC paid on the sale when you make an investment up to the amount redeemed in the same share class within 90 days of the eligible sale. Reinstated Class C shares will retain their original cost and purchase date for purposes of the CDSC. This privilege can be used only once per calendar year. To exercise this privilege, the order for the purchase of shares must be received or be postmarked within ninety (90) days after the date of redemption. This privilege can be used only once per calendar year. If a loss is incurred on the redemption and the reinstatement privilege is used, some or all of the loss may not be allowed as a tax deduction.
Redemptions
Redemption proceeds normally will be paid within seven days following receipt of instructions in proper form, except that each Fund may suspend the right of redemption or postpone the date of payment during any period when: (i) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (ii) an emergency exists as determined by the SEC, as a result of which: (i) disposal by a Fund of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practical for a Fund to determine fairly the value of its net assets; or (iii) for such other period as the SEC may permit by rule or by order for the protection of a Fund’s shareholders.
The value of shares on redemption or repurchase may be more or less than the investor’s cost, depending upon the market value of the portfolio securities at the time of redemption or repurchase.
Payment-in Kind
Each Fund intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, a Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, an investor may incur brokerage costs in converting such securities to cash. However, the Trust has elected to be governed by the provisions of Rule 18f-1 under the 1940 Act, which obligates a Fund to redeem shares with respect to any one shareholder during any 90-days period solely in cash up to the lesser of $250,000 or 1.00% of the NAV of the Fund at the beginning of the period. To the extent possible, each Fund will distribute readily marketable securities, in conformity with applicable rules of the SEC. In the event a Fund must liquidate portfolio securities to meet redemptions, it reserves the right to reduce the redemption price by an amount equivalent to the pro-rated cost of such liquidation not to exceed one percent of the NAV of such shares.
Signature Guarantee
A signature guarantee is verification of the authenticity of the signature given by certain authorized institutions. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (“STAMP”), Stock Exchanges Medallion Program (“SEMP”), and New York Stock Exchange Medallion Signature Program (“NYSE MSP”). Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted. Please note that signature guarantees are not provided by a notary public. Each Fund reserves the right to amend, waive or discontinue this policy at any time and establish other criteria for verifying the authenticity of any redemption request.
Systematic Withdrawal Plan
Each Fund has established a Systematic Withdrawal Plan (“Plan”) for certain share classes to allow you to make periodic withdrawals from your account. To establish a systematic cash withdrawal, complete the Systematic Withdrawal Plan section of the Account Application. To have funds deposited to your bank account, follow the instructions on the Account Application. You may elect to have monthly, quarterly, semi-annual, or annual payments. You may change the amount, frequency, and payee or terminate the plan by giving written notice to the Transfer Agent. A Plan may be modified at any time by a Fund or terminated upon written notice by a relevant Fund.

Additional Information Regarding Redemptions
At various times, a Fund may be requested to redeem shares for which it has not yet received good payment. Accordingly, the Fund may delay the mailing of a redemption check until such time as it has assured itself that good payment has been collected for the purchase of such shares, which may take up to 15 days or longer.
Exchanges
The following conditions must be met for all exchanges of each Fund and Voya Money Market Fund: (i) the shares that will be acquired in the exchange (the “Acquired Shares”) are available for sale in the shareholder’s state of residence; (ii) the Acquired Shares will be registered to the same shareholder account as the shares to be surrendered (“Exchanged Shares”); (iii) the Exchanged Shares must have been held in the shareholder’s account for at least thirty (30) days prior to the exchange; (iv) except for exchanges into Voya Money Market Fund, the account value of the Fund whose shares are to be acquired must equal or exceed the minimum initial investment amount required by that Fund after the exchange is implemented; and (v) a properly executed exchange request has been received by the Transfer Agent.
Each Fund reserves the right to delay the actual purchase of the Acquired Shares for up to five (5) business days if it determines that it would be disadvantaged by an immediate transfer of proceeds from the redemption of Exchanged Shares. Normally, however, the redemption of Exchanged Shares and the purchase of Acquired Shares will take place on the day that the exchange request is received in proper form. Each Fund reserves the right to terminate or modify its exchange privileges at any time upon prominent notice to shareholders. This notice will be given at least sixty (60) days in advance. It is the policy of the Adviser to discourage and prevent frequent trading by shareholders of each Fund in response to market fluctuations. Accordingly, in order to maintain a stable asset base in each Fund and to reduce administrative expenses borne by each Fund, the Adviser reserves the right to reject any exchange request.
In the event a Fund rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed until the Fund receives further redemption instructions.
If you exchange into Voya Senior Income Fund, your ability to sell or liquidate your investment will be limited. Voya Senior Income Fund is a closed-end interval fund and does not redeem its shares on a daily basis, and it is not expected that a secondary market for the Fund’s shares will develop, so you will not be able to sell them through a broker or other investment professional. To provide a measure of liquidity, the Fund will normally make monthly repurchase offers of not less than 5% of its outstanding common shares.
If more than 5% of the Fund’s common shares are tendered, you may not be able to completely liquidate your holdings in any one month. You also would not have liquidity between these monthly repurchase dates. Investors exercising the exchange privilege should carefully review the prospectus of that Fund. Investors may obtain a copy of Voya Senior Income Fund prospectus or any other Voya Fund prospectus by calling 1-800-992-0180.
Systematic Exchange
You may establish an automatic exchange of shares from one Fund to another. The exchange will occur on or about the day of you choose and must be for a minimum of $100 per month. Because this transaction is treated as an exchange, the policies related to the exchange privilege apply. There may be tax consequences associated with these exchanges. Please consult your tax adviser.
Telephone Redemption and Exchange Privileges
These privileges are subject to the conditions and provisions set forth below and in the Prospectus. The telephone privileges may be modified or terminated at any time.
Telephone redemption requests must meet the following conditions to be accepted by Voya Investment Management:
(a)	Proceeds of the redemption may be directly deposited into a predetermined bank account, or mailed to the current address on record. This address cannot reflect any change within the previous 30 days.
(b)	Certain account information will need to be provided for verification purposes before the redemption will be executed.
(c)	Only one telephone redemption (where proceeds are being mailed to the address of record) can be processed within a 30 day period.
(d)	The maximum amount which can be liquidated and sent to the address of record at any one time is $100,000.
(e)	The minimum amount which can be liquidated and sent to a predetermined bank account is $5,000.
(f)	If the exchange involves the establishment of a new account, the dollar amount being exchanged must at least equal the minimum investment requirement of the Voya fund being acquired.
(g)	Any new account established through the exchange privilege will have the same account information and options except as stated in the Prospectus.
(h)	Certificated shares cannot be redeemed or exchanged by telephone but must be forwarded to Voya Investment Management at Voya Investment Management
P.O. Box 9772
Providence, RI 02940-9772 and deposited into your account before any transaction may be processed.

(i)	If a portion of the shares to be exchanged are held in escrow in connection with a Letter of Intent, the smallest number of full shares of the Voya fund to be purchased on the exchange having the same aggregate NAV as the shares being exchanged shall be substituted in the escrow account. Shares held in escrow may not be redeemed until the Letter of Intent has expired and/or the appropriate adjustments have been made to the account.
(j)	Shares may not be exchanged and/or redeemed unless an exchange and/or redemption privilege is offered pursuant to the Fund’s then-current Prospectus.
(k)	Proceeds of a redemption may be delayed up to 15 days or longer until the check used to purchase the shares being redeemed has been paid by the bank upon which it was drawn.
Shareholder Information
Each Fund offers one or more of the shareholder services described below. You can obtain further information about these services by contacting each Fund at the telephone number or address listed on the cover of this SAI or from the Distributor, your financial adviser, your securities dealer or other financial intermediary.
Class O Shareholders should contact Capital One at 1-866-590-7629.
Investment Account and Account Statements
The Transfer Agent maintains an account for each shareholder under which the registration and transfer of shares are recorded and any transfers shall be reflected by bookkeeping entry, without physical delivery.
The Transfer Agent will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account (i.e., wiring instructions, telephone privileges, etc.). The Transfer Agent may charge you a fee for special requests such as historical transcripts of your account and copies of cancelled checks.
Consolidated statements reflecting current values, share balances and year-to-date transactions generally will be sent to you each quarter. All accounts identified by the same social security number and address will be consolidated. For example, you could receive a consolidated statement showing your individual and IRA accounts. An IRS Form 1099 generally will also be sent each year by January 31.
However, Voya Global Real Estate Fund and Voya International Real Estate Fund will send you an IRS Form 1099 reflecting the distributions you received in a particular calendar year at the end of February of the following year, which is one month later than most such forms are sent.
With the prior permission of the other shareholders involved, you have the option of requesting that accounts controlled by other shareholders be shown on one consolidated statement. For example, information on your individual account, your IRA, your spouse’s individual account and your spouse’s IRA may be shown on one consolidated statement.
For investors purchasing shares of a Fund under a tax-qualified individual retirement account or pension plan or under a group plan through a person designated for the collection and remittance of monies to be invested in shares of a Fund on a periodic basis, the Fund may, in lieu of furnishing confirmations following each purchase of Fund shares, send statements no less frequently than quarterly pursuant to the provisions of the 1934 Act, and the rules thereunder. These quarterly statements, which would be sent to the investor or to the person designated by the group for distribution to its members, will be made within five business days after the end of each quarterly period and shall reflect all transactions in the investor’s account during the preceding quarter.
Reinvestment of Distributions
As noted in the Prospectus, shareholders have the privilege of reinvesting both income dividends and capital gains distributions, if any, in additional shares of a respective class of a Fund at the then current NAV, with no sales charge. Each Fund’s management believes that most investors desire to take advantage of this privilege. For all share classes except Class O shares, it has therefore made arrangements with its Transfer Agent to have all income dividends and capital gains distributions that are declared by each Fund automatically reinvested for the account of each shareholder. A shareholder may elect at any time by writing to a Fund or the Transfer Agent to have subsequent dividends and/or distributions paid in cash. In the absence of such an election, each purchase of shares of a class of a Fund is made upon the condition and understanding that the Transfer Agent is automatically appointed the shareholder’s agent to receive his dividends and distributions upon all shares registered in his or her name and to reinvest them in full and fractional shares of the respective class of the Fund at the applicable NAV in effect at the close of business on the reinvestment date. For Class O shareholders, this option will be selected automatically unless one of the other options is selected when completing your application. A shareholder may still, at any time after a purchase of Fund shares, request that dividends and/or capital gains distributions be paid to him or her in cash.
NET ASSET VALUE
As noted in the Prospectus, the NAV and offering price of each class of each Fund’s shares will be determined once daily as of Market Close on the NYSE (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE) during each day on which the NYSE is open for trading.

Portfolio securities listed or traded on a national securities exchange will be valued at official closing price when available, or for certain markets, the last reported sale price on the valuation day. Securities traded on an exchange for which there has been no sale that day and other securities traded in the OTC market will be valued at the mean between the last reported bid and asked prices on the valuation day. In cases in which securities are traded on more than one exchange, the securities are valued on the exchange that is normally the primary market. The debt obligations held in a Fund’s portfolio will be valued using independent third party vendors.
Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) or are deemed unreliable are valued at their fair values as determined in good faith by or under the supervision of a Fund’s Board, in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its NAV, may also be valued at their fair values as determined in good faith by or under the supervision of a Fund’s Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance may vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to a Fund related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.
The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time a Fund determines its NAV or if the foreign exchange closes prior to the time the Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the NYSE is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by the Fund in foreign securities markets. Further, the value of a Fund’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund. In calculating a Fund’s NAV, foreign securities in foreign currency are converted to U.S. dollar equivalents.
If an event occurs after the time at which the market for foreign securities held by a Fund closes but before the time that the Fund’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotations for such securities at the time the Fund determines its NAV. In such case, a Fund will use the fair value of such securities as determined under the Fund’s valuation procedures. Events after the close of trading on a foreign market that could require a Fund to fair value some or all of its foreign securities include, among others, securities trading in the United States and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, nor that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Funds are not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred, or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Fund to determine that the closing price for one or more securities do not represent readily available reliable market quotations at the time the Fund determines its NAV, events that occur between the time of close of the foreign market on which they are traded and the market close on the NYSE will not be reflected in the Fund’s NAV.
Listed Options on securities are valued at the mean between the bid and ask of the exchange where they trade. Listed Options on currencies, futures, and other financial instruments purchased by a Fund are valued at the close reported by the exchange where they trade. If an option does not trade on a particular day, the bid price will be used if a Fund is long in the option and the ask price will be used if the Fund is short in the option. If either the bid or the ask price is not available, exchange-traded options will be valued using an industry accepted model such as “Black Scholes.” Options that are traded OTC will be valued using an industry accepted model such as “Black Scholes.”
The price of silver and gold bullion is determined by measuring the mean between the closing bid and asked quotations of silver and gold bullion set at the time of the close of the NYSE, as supplied by Global Natural Resources Fund’s custodian bank or other broker-dealers or banks approved by Global Natural Resources Fund, on each date that the NYSE is open for business.
The fair value of other assets is added to the value of all securities positions to arrive at the value of a Fund’s total assets. A Fund’s liabilities, including accruals for expenses, are deducted from its total assets. Once the total value of a Fund’s net assets is so determined, that value is then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearest cent, is the NAV per share.
In computing the NAV for a class of shares of a Fund, all class-specific liabilities incurred or accrued are deducted from the class’ net assets. The resulting net assets are divided by the number of shares of the class outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the NAV per share.

Orders received by dealers prior to Market Close will be confirmed at the offering price computed as of the close of regular trading on the NYSE provided the order is received by the Transfer Agent prior to Market Close that same day. It is the responsibility of the dealer to insure that all orders are transmitted timely to the Fund. Orders received by dealers after Market Close will be confirmed at the next computed offering price as described in the Prospectus.
TAX CONSIDERATIONS
The following discussion summarizes certain U.S. federal tax considerations generally affecting each Fund and its shareholders. This discussion does not provide a detailed explanation of all tax consequences, and shareholders are advised to consult their own tax advisers with respect to the particular federal, state, local, and foreign tax consequences to them of an investment in a Fund. This discussion is based on the Code, U.S. Treasury Regulations issued thereunder and judicial and administrative authorities as in effect on the date of this SAI, all of which are subject to change, which change may be retroactive. In addition, future legislative, administrative changes, or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.
Rules of state and local taxation often differ from the rules for U.S. federal income taxation described herein. Shareholders are urged to consult their tax advisers as to the consequences of state and local tax rules affecting investment in each Fund.
Qualification as a Regulated Investment Company
Each Fund intends to qualify annually to be taxed as a RIC under provisions of Subchapter M of the Code. To qualify for and to be taxed as a RIC, each Fund must, among other things: (i) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities and gains from the sale or disposition of foreign currencies, net income derived from an interest in a qualified publicly traded partnership, or other income (including gains from options, futures contracts and forward contracts) derived with respect to the Fund’s business of investing in stocks, securities, or currencies; (ii) diversify its holdings so that, at the end of each quarter of the taxable year or within 30 days thereafter: (1) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with such other securities of anyone issuer limited for the purpose of its calculation to an amount not greater 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer; and (2) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or the securities of (other than the securities of the RICs), any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related businesses or the securities one or more qualified publicly traded partnerships; and (iii) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest, and net short-term capital gains in excess of net long-term capital losses) each taxable year.
The U.S. Treasury Department is authorized to issue regulations providing that foreign currency gains that are not directly related to a Fund’s principal business of investing in stock or securities (or options and futures with respect to stock or securities) will be excluded from the income which qualifies for purposes of the 90% gross income requirement described above. To date, however, no such regulations have been issued.
As a RIC, each Fund generally will be relieved of liability for U.S. federal income tax on that portion of its investment company taxable income and net realized capital gains which it distributes to its shareholders. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement also are subject to a nondeductible excise tax. To prevent application of the excise tax, each Fund currently intends to make distributions in accordance with the calendar year distribution requirement.
If, in any taxable year, a Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirement, it would (unless certain cure provisions apply) be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, a Fund’s distributions, to the extent derived from its current or accumulated earnings and profits, would constitute dividends (which may be eligible for the corporate dividends-received deduction or as qualified dividends for individual shareholders) which are taxable to shareholders as ordinary income, or as qualified dividend income eligible for a reduced rate of tax (or, in the case of corporate shareholders, may be eligible for the dividends received deduction) as discussed below. Moreover, a Fund would not be required to make any distributions to its shareholders. If a Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. Moreover, if a Fund failed to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize any built-in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if the Fund had been liquidated) in order to qualify as a RIC in a subsequent year.
Capital Loss Carryforwards
Pursuant to recently enacted legislation, net capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward without expiration. Net capital losses incurred in taxable years beginning on or before December 22, 2010 can be carried forward for eight taxable years. Capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes were as follows as of October 31, 2014:
31
Fund	Amount	Expiration Dates
Voya Global Bond	($2,494,001)	None
	($2,494,001)	Total
Voya Global Equity Dividend	($69,711,361)	2017

Fund	Amount	Expiration Dates
	($69,711,361)	Total
Voya Global Natural Resources	($9,248,221)	2017
	($9,248,221)	Total
Voya Global Real Estate[1]	($59,467,469)	2016
	($414,424,595)	2017
	($79,668,453)	2018
	($553,560,517)	Total
Voya Global Value Advantage	($811,839,292)	2016
	($70,133,094)	2017
	($9,116,644)	2018
	($111,346,203)	None
	($1,002,435,233)	Total
Voya International Real Estate	($2,556,095)	2015
	($67,952,089)	2016
	($159,911,905)	2017
	($43,046,092)	2018
	($8,974,059)	2019
	($3,681,442)	None
	($286,121,682)	Total
Voya Multi-Manager Emerging Markets Equity	($18,713,299)	2015
	($41,200,730)	2016
	($59,914,029)	Total
Voya Multi-Manager International Small Cap	($17,610,549)	2016
	($202,973,948)	2017
	($220,584,497)	Total
Voya Russia	($57,143,677)	2017
	($21,810,157)	2018
	($78,953,834)	Total
1	As of the Fund’s tax year ended December 31, 2013.
Dividends and Distributions
Distributions of investment company taxable income (including net short-term capital gains) are taxable to shareholders as ordinary income, whether paid in cash or invested in Fund shares. Distributions of investment company taxable income may be eligible for the corporate dividends-received deduction to the extent that such distributions are attributable to a Fund’s dividend income from U.S. corporations and if other applicable requirements are met. However, the alternative minimum tax applicable to corporations may reduce the benefit of the dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by a Fund as capital gain dividends are not eligible for the corporate dividends-received deduction and will generally be taxable to shareholders as long-term capital gains, regardless of the length of time the Fund’s shares have been held by a shareholder. Distributions of short-term capital gains from sales of assets held for one year or less will be taxed as ordinary income. Generally, distributions from a Fund are taxable to shareholders, whether received in cash or reinvested in shares of a Fund. Any distributions that are not from a Fund’s investment company taxable income or net capital gain may be characterized as a return of capital to shareholders or, in some cases, as capital gain. Shareholders will be notified annually as to the federal tax status of dividends and distributions they receive and any tax withheld thereon.
Current tax law generally provides for a preferential tax rate for individual taxpayers on long-term capital gains from sales and on certain qualifying dividends on corporate stock. The rate reductions do not apply to corporate taxpayers. Each Fund will be able to separately report distributions of any qualifying long-term capital gains or qualified dividend income earned by the Fund that would be eligible for the lower maximum rate. A shareholder would also have to satisfy a more than sixty (60) day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. Qualified dividend income generally includes dividends from taxable domestic corporations and certain qualified foreign corporations provided that a Fund has held the stock in such corporation for more than 60 days during the 121 day period beginning on the date which is 60 days before the date on which such stock becomes ex-dividend with respect to such dividend. Distributions from the Funds investing in bonds and other debt instruments will not generally qualify for the lower rates. Further, because many companies in which the Funds invest do not pay significant dividends on their stock, the Funds may not generally derive significant amounts of qualifying dividend income that would be eligible for the lower rate on qualifying dividends. Qualified foreign corporations are corporations incorporated in a U.S. possession, corporations whose stock is readily tradable on an established securities market in the United States, and corporations eligible for the benefits of a comprehensive income tax treaty with the United States and that satisfy certain other requirements. Passive foreign investment companies are not treated as “qualified foreign corporations.” For taxable years beginning after December 31, 2012, the maximum individual rate applicable to “qualified dividend income” and long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts.

Dividends, including capital gain dividends, declared in October, November, or December with a record date in such month and paid during the following January will be treated as having been paid by a Fund and received by shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.
Distributions by a Fund reduce the NAV of the Fund shares. Should a distribution reduce the NAV below a shareholder’s cost basis, the distribution nevertheless may be taxable to the shareholder as dividend income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implication of buying shares just prior to a distribution by a Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to the investors.
For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
Original Issue Discount and Market Discount
Certain debt securities acquired by a Fund may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.
If a Fund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is “market discount.” If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by a Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it. In particular, a Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of: (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account); or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the “accrued market discount.”
Foreign Currency Transactions
Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time a Fund accrues income or other receivable or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivable or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain financial contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as “section 988” gains and losses, may increase or decrease the amount of a Fund’s net investment income to be distributed to its shareholders as ordinary income.
Passive Foreign Investment Companies
A Fund may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies (“PFICs”). In general, a foreign company is classified as a PFIC if at least 50% of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income (including dividends, interest, royalties, rents, and certain other types of investment income). In general, under the PFIC rules, an “excess distribution” received with respect to PFIC stock is treated as having been realized ratably over the period during which a Fund held the PFIC stock. A Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to that Fund’s holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.
A Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, another election may be available that involves marking to market the Funds’ PFIC stock at the end of each taxable year with the result that unrealized gains are treated as though they were realized and are reported as ordinary income; any mark-to-market losses, as well as loss from an actual disposition of PFIC stock, are reported as ordinary loss to the extent of any net mark-to-market gains included in income in prior years.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject each Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock. Note that distributions from a PFIC are not eligible for the reduced rate of tax on “qualified dividend income.”
Foreign Withholding Taxes
Income received by a Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. However, tax treaties between certain countries and the United States may reduce or eliminate these taxes. Furthermore, many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.
If more than 50% of a Fund’s assets at the close of any taxable year consist of stock or securities of foreign corporations, or if more than 50% in value of the Fund’s total assets at the close of each quarter of its taxable year is represented by interests in other RICs, and certain other requirements are met, the Fund may make an election to pass-through the foreign taxes to the shareholders so that the shareholders would be required to: (i) include in ordinary gross income their pro rata shares of foreign income taxes paid by the Fund that are treated as income taxes under U.S. law even though not actually received by such shareholders; and (ii) treat such pro rata portions as foreign income taxes paid by them. Shareholders would then generally be able, subject to certain limitations, to take a foreign tax credit or deductions for such foreign taxes.
Options, Hedging Transactions, and Certain Financial Instruments
The taxation of equity options (including options on narrow-based stock indices) and OTC Options on debt securities is governed by Section 1234 of the Code. Pursuant to Section 1234 of the Code, with respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be short-term or long term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is short-term or long-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.
Certain options and financial contracts in which the Funds may invest are “section 1256 contracts.” Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”); however, foreign currency gains or losses (as discussed herein) arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by a Fund at the end of each taxable year (and on certain other dates as prescribed under the Code) are “marked-to-market” with the result that unrealized gains or losses are treated as though they were realized.
Generally, the hedging transactions undertaken by a Fund may result in “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of the straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Furthermore, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.
A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.
Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not engage in such hedging transactions.
Notwithstanding any of the foregoing, a Fund may recognize gain (but not loss) from a constructive sale of an “appreciated financial position” it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund’s holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not apply to transactions if such transaction is closed before the end of the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position throughout the sixty (60)-day period beginning on the day such transaction was closed, if the Fund’s risk of loss is not reduced during that sixty (60) day period.
Rules governing the tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while the Funds intend to account for such transactions in a manner they deem to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a RIC might be affected. The Funds intend to monitor developments in this area. Certain requirements that must be met under the Code in order for a Fund to qualify as a RIC may limit the extent to which the Fund will be able to engage in swap agreements.

Certain hedging activities may cause a dividend that would otherwise be subject to the lower tax rate applicable to “qualified dividend income” to instead be taxed at the rate of tax applicable to ordinary income.
Requirements relating to each Fund’s tax status as a RIC may limit the extent to which the Fund will be able to engage in transactions in options and foreign currency forward contracts.
Short Sales Against the Box
If a Fund sells short against the box, unless certain constructive sale rules (discussed herein) apply, it also will recognize a capital gain or loss upon the purchase of securities to close the short sale. Such gain or loss generally will be long- or short-term depending upon the length of time a Fund held the security which it sold short. In some circumstances, short sales may have the effect of reducing an otherwise applicable holding period of a security in the portfolio. The constructive sale rule, however, alters this treatment by treating certain short sales against the box and other transactions as a constructive sale of the underlying security held by a Fund, thereby requiring current recognition of gain, as described more fully under “Options and Hedging Transactions” above. Similarly, if a Fund enters into a short sale of property that becomes substantially worthless, the Fund will recognize gain at that time as though it had closed the short sale. Future U.S. Treasury Regulations may apply similar treatment to other transactions with respect to property that becomes substantially worthless.
Other Investment Companies
It is possible that by investing in other investment companies, a Fund may not be able to meet the calendar year distribution requirement and may be subject to federal income and excise tax. The diversification and distribution requirements applicable to each Fund may limit the extent to which each Fund will be able to invest in other investment companies. When a Fund invests in other investment companies, shareholders of the Fund bear their proportionate share of the underlying investment companies’ fees and expenses.
Sale or Other Disposition of Shares
Upon the redemption, sale or exchange of his shares, a shareholder will recognize a taxable gain or loss depending upon his/her basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, which generally may be eligible for reduced federal tax rates (for shareholders who are individuals), depending on the shareholder’s holding period for the shares. Any loss realized on a redemption, sale or exchange will be disallowed to the extent that the shares disposed of are replaced (including replacement through the reinvesting of dividends and capital gain distributions in a Fund) within a period of sixty-one (61) days beginning thirty (30) days before and ending thirty (30) days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund’s shares held by the shareholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares.
In some cases, shareholders will not be permitted to take sales charges into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where: (i) the shareholder incurs a sales charge in acquiring the stock of a RIC; (ii) the stock is disposed of before the 91st day after the date on which it was acquired; (iii) the shareholder subsequently acquires shares of the same or another RIC and the otherwise applicable sales charge is reduced or eliminated under a “reinvestment right” received upon the initial purchase of shares of stock; and (iv) the subsequently purchased shares are acquired no later than January 31st of the following calendar year. In that case, the gain or loss recognized will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred a sales charge initially. Sales charges affected by this rule are treated as if they were incurred with respect to the stock acquired under the reinvestment right. This provision may be applied to successive acquisitions of stock.
Redemption Fee
For convenience, the redemption fee applicable to Russia Fund is referred to as a fee, but the overall arrangement in fact calls for payment in exchange for shares at 98% of NAV. It thus is more accurately characterized as a reduced price for your shares than as a fee or charge.
The tax consequences of the redemption fee are not entirely clear. Although there is some authority to the effect that a fund would recognize taxable income in such circumstances, there is also authority, which Russia Fund intends to follow, that a fund does not recognize income. It is possible that the IRS or other taxing authorities might successfully contest these funds’ tax treatment of this arrangement on this basis or for other reasons.
Backup Withholding
Each Fund generally will be required to withhold federal income tax equal to the fourth lowest tax rate applicable to unmarried individuals (currently at a rate of 28%) (“backup withholding”) from dividends paid, capital gain distributions, and redemption proceeds to shareholders if: (i) the shareholder fails to furnish a Fund with the shareholder’s correct taxpayer identification number or social security number and to make such certifications as a Fund may require; (ii) the IRS notifies the Fund that the taxpayer identification number furnished by the shareholder is incorrect; (iii) the IRS notifies a Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect; or (iv) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Any amounts withheld may be credited against the shareholder’s federal income tax liability.

Foreign Shareholders
Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership (“foreign shareholder”), depends on whether the income from a Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder. If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends (including distributions of any net short-term capital gains) will generally be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Note that the preferential rate of tax applicable to certain dividends (discussed above) does not apply to dividends paid to foreign shareholders.
Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of a Fund, and distributions of net long-term capital gains that are designated as capital gain dividends. If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations and an additional branch profit tax may apply if the recipient foreign shareholder is classified as a corporation for U.S. federal income tax purposes.
Effective July 1, 2014, the Funds will be required to withhold U.S. tax (at a 30% rate) on payments of dividends and (effective January 1, 2017) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Funds to enable the Funds to determine whether withholding is required.
Dividends with respect to taxable years of a Fund beginning before January 1, 2014 (or a later date if extended by the U.S. Congress) that are properly reported by the Fund as interest-related dividends or short-term capital gain dividends attributable to certain U.S. source interest or short-term capital gains received by the Fund may not be subject to U.S. federal income tax when received by certain foreign shareholders, provided the Fund properly reports such amounts and certain conditions are met. However, it is not anticipated that a substantial portion of the income and gains of the Funds will be eligible for this potential exemption from withholding. Additionally, depending on the circumstances, a Fund may designate all, some or none of such Fund’s potentially eligible dividends as eligible for this potential exemption.
Under the Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”), a foreign shareholder is subject to withholding tax in respect of a disposition of a U.S. real property interest and any gain from such disposition is subject to U.S. federal income tax as if such person were a U.S. person. Such gain is sometimes referred to as “FIRPTA gain.” If a Fund is a “U.S. real property holding corporation” and is not domestically controlled, any gain realized on the sale or exchange of Fund shares by a foreign shareholder that owns at any time during the five-year period ending on the date of disposition more than 5% of a class of Fund shares would be FIRPTA gain. After December 31, 2013, the same rule will apply to dispositions of Fund shares by foreign shareholders but without regard to whether a Fund is domestically controlled. A Fund will be a “U.S. real property holding corporation” if, in general, 50% or more of the fair market value of its assets consists of U.S. real property interests, including stock of certain U.S. REITs.
The Code provides a look-through rule for distributions of FIRPTA gain by a RIC if all of the following requirements are met: (i) the RIC is classified as a “qualified investment entity” (which includes a RIC if, in general more than 50% of the RIC’s assets consists of interest in REITs and U.S. real property holding corporations); and (ii) you are a foreign shareholder that owns more than 5% of a Fund’s shares at any time during the one-year period ending on the date of the distribution. If these conditions are met, Fund distributions to you to the extent derived from gain from the disposition of a U.S. real property interest, may also be treated as FIRPTA gain and therefore subject to U.S. withholding tax at a rate of 35%, and requiring that you file a nonresident U.S. income tax return. Also, such gain may be subject to a 30% branch profits tax in the hands of a foreign shareholder that is a corporation. Even if a foreign shareholder does not own more than 5% of a Fund’s shares, Fund distributions that are attributable to gain from the sale or disposition of a U.S. real property interest will be taxable as ordinary dividends subject to withholding at a 30% or lower treaty rate.
These rules apply to dividends paid by a Fund before January 1, 2014 (unless such sunset date is extended or made permanent). After such sunset date, Fund distributions from a REIT attributable to gain from the disposition of a U.S. real property interest will continue to be subject to the withholding rules described above provided a Fund would otherwise be classified as a “qualified investment entity”.
Also, foreign shareholders may be subject to U.S. estate tax with respect to their Fund shares.
The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign taxes.
Other Taxes
Distributions also may be subject to state, local and foreign taxes. U.S. tax rules applicable to foreign investors may differ significantly from those outlined above.
Cost Basis Reporting
Effective January 1, 2012, the IRS requires mutual fund companies and brokers to report on Form 1099-B the cost basis on the sale or exchange of Fund shares acquired on or after January 1, 2012 (“covered shares”). If you acquire and hold shares directly through the Funds and not through a financial intermediary, the Funds will use an average cost single category (“ACSC”) methodology for tracking and reporting your cost basis on covered shares, unless you request, in writing or electronically, another cost basis reporting methodology.

The available methods for reporting your cost basis include those set out in the chart below:
ACSC	Shares are depleted on a first-in, first-out basis with the cost basis calculated by multiplying the shares redeemed by the average cost per share on all shares purchased on or after January 1, 2012.
FIFO (First In, First Out)	Oldest shares purchased are redeemed first.
LIFO (Last In, First Out)	Most recent shares purchased are redeemed first.
HIFO (Highest Cost In, First Out)	Shares with highest cost basis are redeemed first.
LOFO (Lowest Cost In First Out)	Shares with lowest cost basis are redeemed first.
HILT (Highest Cost Long Term In, First Out)	Will redeem the long-term highest cost available shares first.
HIST (Highest Cost Short Term In, First Out)	Will redeem the short-term highest cost available shares first.
LILT (Lowest Cost Long Term In, First Out)	Will redeem the long-term lowest cost available shares first.
LIST (Lowest Cost Short Term In, First Out)	Will redeem the short-term lowest cost available shares first.
Specific Lot Depletion	The shares sold are specifically identified by you at the time of redemption.
You may elect which method you want to use by notifying a Fund in writing or electronically. This election may be revoked or changed by you at any time up to the date of your first redemption of covered shares. If you do not affirmatively elect a cost basis method then a Fund’s default cost basis calculation method, which is currently the ACSC method, will be applied to your account(s). The default method will also be applied to all new accounts established unless otherwise requested by you.
If you acquire and hold shares through a financial intermediary, please contact your financial intermediary for information related to cost basis defaults, cost basis selection, and cost basis reporting.
It is important for you to consult with your own tax advisor when selecting which cost basis tracking and relief methodology is in your best interest.
This discussion does not purport to deal with all of the tax consequences applicable to shareholders. Shareholders are advised to consult their own tax advisers for details with respect to the particular tax consequences to them of an investment in a Fund.
FINANCIAL STATEMENTS
The audited financial statements, and the independent registered accounting firm’s report thereon, are included in each Fund’s annual shareholder report for the fiscal year ended October 31, 2014 and are incorporated herein by reference.
An annual shareholder report containing financial statements audited by the Trust’s independent registered public accounting firm and an unaudited semi-annual report will be sent to shareholders each year.

APPENDIX A – DESCRIPTION OF CORPORATE BOND RATINGS
MOODY’S
Aaa — Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa — Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.
A — Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.
Baa — Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba — Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B — Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
The modifier 1 indicates that the bond ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates the issuer ranks in the lower end of its rating category.
S&P
AAA — Bonds rated AAA have the highest rating assigned by Standard & Poor’s to a debt obligation. Capacity to pay interest and repay principal is extremely strong.
AA — Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.
A — Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.
BBB — Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.
BB — Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, the bonds face major uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.
B — Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.
The ratings from “AA” to “B” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
FITCH
AAA: Bonds considered to be investment-grade and of the highest quality. The obligor has an exceptionally strong ability to pay interest and repay principal which is unlikely to be affected by reasonably foreseeable events.
AA: Bonds considered to be investment-grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong although not quite as strong as bonds rated “AAA”. Because bonds rated in the “AAA” and “AA” categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated “F-1+”.
A: Bonds considered to be investment-grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.
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BBB: Bonds considered to be investment-grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment-grade is higher than for bonds with higher ratings.
BB: Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.
B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.
CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.
CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.
C: Bonds are in imminent default in payment of interest or principal.
Plus (+) Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the “AAA” category.
NR: Indicates that Fitch does not rate the specific issue.
Conditional: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.
Suspended: A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.
Withdrawn: A rating will be withdrawn when an issue matures or is called or refinanced, and, at Fitch’s discretion, when an issuer fails to furnish proper and timely information.
RatingWatch: Ratings are placed on RatingWatch to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for potential downgrade, or “Evolving”, where ratings may be raised or lowered. RatingWatch is relatively short-term, and should be resolved within 12 months.
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APPENDIX B – PROXY VOTING PROCEDURES AND GUIDELINES
B-1

VOYA FAMILY OF FUNDS

PROXY VOTING PROCEDURES AND GUIDELINES

Effective Date:  July 10, 2003

Revision Date:  November 20, 2014

B-1

I.	Introduction	1
II.	Compliance Committee	1
III.	Delegation of Voting Authority	1
IV.	Approval and Review of Procedures	3
V.	Voting Procedures and Guidelines	3
VI.	Conflicts of Interest	8
VII.	Reporting and Record Retention	8
EXHIBIT 1 — List of Voya funds		10
EXHIBIT 2 — Proxy Voting Procedures of the Advisers		11
I.	Introduction	11
II.	Roles and Responsibilities	11
III.	Voting Procedures	15
IV.	Assessment of the Proxy Advisory Firm and Conflicts of Interest	16
V.	Reporting and Record Retention	18
APPENDIX 1 — Proxy Group		19
EXHIBIT 3 — Proxy Voting Guidelines of the Voya funds		20
I.	Introduction	20
II.	Guidelines	20
General Policies		20
1.	The Board of Directors	21
2.	Proxy Contests	29
3.	Auditors	29
4.	Proxy Contest Defenses	30
5.	Tender Offer Defenses	31
6.	Miscellaneous	32
7.	Capital Structure	34
8.	Executive and Director Compensation	37
9.	State of Incorporation	41
10.	Mergers and Corporate Restructurings	41
11.	Mutual Fund Proxies	42
12.	Social and Environmental Issues	43
13.	International Proxies	43

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I.                                        Introduction

The following are the Proxy Voting Procedures and Guidelines (the “Procedures and Guidelines”) of the Voya family of funds set forth on Exhibit 1 attached hereto and each portfolio or series thereof, except for any “Sub-Adviser-Voted Series” identified on Exhibit 1 and further described in Section III. below (each non-Sub-Adviser-Voted Series hereinafter referred to as a “Fund” and collectively, the “Funds”).  The purpose of these Procedures and Guidelines is to set forth the process by which each Fund subject to these Procedures and Guidelines will vote proxies related to the equity assets in its investment portfolio (the “portfolio securities”).  The term “proxies” as used herein shall include votes in connection with annual and special meetings of equity stockholders but not those regarding bankruptcy matters and/or related plans of reorganization.  The Procedures and Guidelines have been approved by the Funds’ Boards of Trustees/Directors(1) (each a “Board” and collectively, the “Boards”), including a majority of the independent Trustees/Directors(2) of the Boards.  These Procedures and Guidelines may be amended only by the Boards.  The Boards shall review these Procedures and Guidelines at their discretion, and make any revisions thereto as deemed appropriate by the Boards.

II.                                   Compliance Committee

The Boards hereby delegate to the Compliance Committee of each Board (each a “Committee” and collectively, the “Committees”) the authority and responsibility to oversee the implementation of these Procedures and Guidelines and, where applicable, to make determinations on behalf of a Board with respect to the voting of proxies on behalf of each Fund.  Furthermore, the Boards hereby delegate to each Committee the authority to review and approve material changes to proxy voting procedures of any Fund’s investment adviser (the “Adviser”).  The Proxy Voting Procedures of the Adviser (the “Adviser Procedures”) are attached hereto as Exhibit 2.  Any determination regarding the voting of proxies of each Fund that is made by a Committee, or any member thereof, as permitted herein, shall be deemed to be a good faith determination regarding the voting of proxies by the full Board.  Each Committee may rely on the Adviser through the Proxy Coordinator, Proxy Advisory Firm, and/or Proxy Group (as such terms are defined in the Adviser Procedures (Exhibit 2, Sections II.A., B., and C., respectively)) to deal in the first instance with the application of these Procedures and Guidelines.  Each Committee shall conduct itself in accordance with its charter.

III.                              Delegation of Voting Authority

Except as otherwise provided for herein, the Boards hereby delegate to the Adviser to each Fund the authority and responsibility to vote all proxies with respect to all portfolio securities of the

(1)         Reference in these Procedures to one or more Funds shall, as applicable, mean those Funds that are under the jurisdiction of the particular Board or Compliance Committee at issue.  No provision in these Procedures is intended to impose any duty upon the particular Board or Compliance Committee with respect to any other Fund.

(2)         The independent Trustees/Directors are those Board members who are not “interested persons” of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

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Fund in accordance with the current proxy voting procedures and guidelines that have been approved by the Board.  The Boards may revoke such delegation with respect to any proxy or proposal, and assume the responsibility of voting any Fund proxy or proxies as they deem appropriate.  Non-material amendments to the Procedures and Guidelines may be approved for immediate implementation by the President or Chief Financial Officer of a Fund, subject to ratification at the next regularly scheduled meeting of the Compliance Committee.

A Board may elect to delegate the voting of proxies to the Sub-Adviser of a portfolio or series of the Voya funds.  In so doing, the Board shall also approve the Sub-Adviser’s proxy policies for implementation on behalf of such portfolio or series (a “Sub-Adviser-Voted Series”).  Sub-Adviser-Voted Series shall not be covered under these Procedures and Guidelines, except as described in Section VII.A. below with respect to vote reporting requirements, but rather shall be covered by such Sub-Adviser’s proxy policies, provided that the Board, including a majority of the independent Trustees/Directors(3), has approved them on behalf of such Sub-Adviser-Voted Series, and ratifies any subsequent changes at the next regularly scheduled meeting of the Compliance Committee and the Board.

When a Fund participates in the lending of its securities and the securities are on loan at record date, proxies related to such securities will not be forwarded to the Adviser by the Fund’s custodian and therefore will not be voted.  However, the Adviser shall use best efforts to recall or restrict specific securities from loan for the purpose of facilitating a “material” vote as described in the Adviser Procedures.

Funds that are “Funds-of-Funds” will “echo” vote their interests in underlying mutual funds, which may include mutual funds other than the Voya funds (or portfolios or series thereof) set forth on Exhibit 1 attached hereto.  This means that, if the Fund-of-Funds must vote on a proposal with respect to an underlying investment company, the Fund-of-Funds will vote its interest in that underlying fund in the same proportion all other shareholders in the underlying investment company voted their interests.

However, if the underlying fund has no other shareholders, the Fund-of-Funds will vote as follows:

A.                                    If the Fund-of-Funds and the underlying fund are being solicited to vote on the same proposal (e.g., the election of fund directors/trustees), the Fund-of-Funds will vote the shares it holds in the underlying fund in the same proportion as all votes received from the holders of the Fund-of-Funds’ shares with respect to that proposal; and

B.                                    If the Fund-of-Funds is being solicited to vote on a proposal for an underlying fund (e.g., a new Sub-Adviser to the underlying fund), and there is no corresponding proposal at the Fund-of-Funds level, the Board shall determine the most appropriate method of voting with respect to the underlying fund proposal.

(3)         The independent Trustees/Directors are those Board members who are not “interested persons” of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

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The foregoing procedure shall also apply to any Voya fund (an “Investing Fund”) that, while not a Fund-of-Funds, invests in one or more underlying funds.  Accordingly:

A.                                    Each Investing Fund will “echo” vote its interests in an underlying fund, if the underlying fund has shareholders other than the Investing Fund;

B.                                    In the event an underlying fund has no other shareholders, and the Investing Fund and the underlying fund are being solicited to vote on the same proposal, the Investing Fund will vote its interests in the underlying fund in the same proportion as all votes received from the holders of its own shares on that proposal; and

C.                                    In the event an underlying fund has no other shareholders, and there is no corresponding proposal at the Investing Fund level, the Board shall determine the most appropriate method of voting with respect to the underlying fund proposal.

A fund that is a “Feeder Fund” in a master-feeder structure does not echo vote.  Rather, it passes votes requested by the underlying master fund to its shareholders.  This means that, if the Feeder Fund is solicited by the master fund, it will request instructions from its own shareholders, either directly or, in the case of an insurance-dedicated Fund, through an insurance product or retirement plan, as to the manner in which to vote its interest in an underlying master fund.

When a Voya fund is a feeder in a master-feeder structure, proxies for the portfolio securities owned by the master fund will be voted pursuant to the master fund’s proxy voting policies and procedures.  As such, except as described in Section VII.A. below with respect to vote reporting requirements, Feeder Funds shall not be subject to these Procedures and Guidelines.

IV.                               Approval and Review of Procedures

Each Fund’s Adviser has adopted proxy voting procedures in connection with the voting of portfolio securities for the Funds as attached hereto in Exhibit 2.  The Boards hereby approve such procedures.  All material changes to the Adviser Procedures must be approved by the Boards or the Compliance Committees prior to implementation; however, the President or Chief Financial Officer of a Fund may make such non-material changes as he/she deems appropriate, subject to ratification by the Boards or the Compliance Committees at their next regularly scheduled meeting.

V.                                    Voting Procedures and Guidelines

The Guidelines that are set forth in Exhibit 3 hereto specify the manner in which the Funds generally will vote with respect to the proposals discussed therein.

Unless otherwise noted, the defined terms used hereinafter shall have the same meaning as defined in the Adviser Procedures (Exhibit 2).

A.                                    Routine Matters

The Proxy Advisory Firm shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear policy (e.g., “For,” “Against,”

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“Withhold,” or “Abstain”) on a proposal.  However, the Proxy Advisory Firm shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional (as such term is defined in the Adviser Procedures (Exhibit 2, Section II.D.)) recommends a vote contrary to the Guidelines.

B.                                    Matters Requiring Case-by-Case Consideration

The Proxy Advisory Firm shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted “case-by-case” consideration.

Upon receipt of a referral from the Proxy Advisory Firm, the Proxy Coordinator may solicit additional research from the Proxy Advisory Firm, Investment Professional(s), as well as from any other source or service.

Except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Proxy Advisory Firm’s recommendation, the Proxy Coordinator will forward the Proxy Advisory Firm’s analysis and recommendation and/or any research obtained from the Investment Professional(s), the Proxy Advisory Firm, or any other source to the Proxy Group.  The Proxy Group may consult with the Proxy Advisory Firm and/or Investment Professional(s), as it deems necessary.

In the event a Proxy Group member believes he/she has a potential conflict of interest that may preclude him/her from making a vote determination in the best interests of the beneficial owners of the applicable Fund, such Proxy Group member shall so advise the Proxy Coordinator.  The Proxy Group member may elect to recuse himself/herself from consideration of the relevant proxy or ask the Proxy Coordinator to solicit the opinion of Counsel (as such term is defined in the Adviser Procedures (Exhibit 2, Section IV.A.) on the matter, recusing himself/herself only in the event Counsel determines that a material conflict of interest (as such term is defined in Section V.B.3. below) exists with respect to the Proxy Group member.  If recusal, whether voluntary or pursuant to a finding of Counsel, does not occur prior to the member’s participation in any Proxy Group discussion of the relevant proxy, any Out-of-Guidelines Vote determination shall be subject to the Compliance Committee referral process described in Section V.B.3. below.

The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration.  In the event quorum requirements cannot be timely met in connection with a voting deadline, it shall be the policy of the Funds to vote in accordance with the Proxy Advisory Firm’s recommendation, unless the Proxy Advisory Firm’s recommendation is deemed to be materially conflicted as provided for under the Adviser Procedures, in which case no action shall be taken on such matter (i.e., a “Non-Vote”).

1.              Within-Guidelines Votes:  Votes in Accordance with a Fund’s Guidelines and/or, where applicable, Proxy Advisory Firm Recommendation

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In the event the Proxy Group and, where applicable, any Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Proxy Advisory Firm, through the Proxy Coordinator, to vote in this manner, except that the Proxy Coordinator may first consult with a Fund’s Compliance Committee as described in Section V.B.5. below.  Except as provided for herein, no Conflicts Report (as such term is defined in the Adviser Procedures (Exhibit 2, Section IV.B.)) is required in connection with Within-Guidelines Votes.

2.              Non-Votes:  Votes in Which No Action is Taken

The Proxy Group may recommend that a Fund refrain from voting under circumstances including, but not limited to, the following:  (1) if the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with fractional shares, securities no longer held in the portfolio of a Voya fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security.  In such instances, the Proxy Group may instruct the Proxy Advisory Firm, through the Proxy Coordinator, not to vote such proxy.  The Proxy Group may provide the Proxy Coordinator with standing instructions on parameters that would dictate a Non-Vote without the Proxy Group’s review of a specific proxy.

Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders’ rights are limited, Non-Votes may also occur in connection with a Fund’s related inability to timely access ballots or other proxy information in connection with its portfolio securities.

Non-Votes may also result in certain cases in which the Proxy Advisory Firm’s recommendation has been deemed to be conflicted, as described in Sections V.B. above and V.B.4. below.

3.              Out-of-Guidelines Votes:  Votes Contrary to Procedures and Guidelines, or Proxy Advisory Firm Recommendation; where applicable, Where No Recommendation is Provided by Proxy Advisory Firm; or Where Proxy Advisory Firm’s Recommendation is Conflicted

If the Proxy Group recommends that a Fund vote contrary to the Guidelines, or the recommendation of the Proxy Advisory Firm, where applicable; if the Proxy Advisory Firm has made no recommendation on a matter and the Procedures and Guidelines are silent; or the Proxy Advisory Firm’s recommendation on a matter is deemed to be materially conflicted as provided for under the Adviser Procedures, the Proxy Coordinator will then request that all members of the Proxy Group participating in the voting process and each Investment Professional participating in the voting process complete a Conflicts Report.

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As provided for in the Adviser Procedures, the Proxy Coordinator shall be responsible for identifying to Counsel potential conflicts of interest with respect to the Proxy Advisory Firm, the Advisers, the Funds’ principal underwriters (“Underwriters”), or an affiliated person (as such term is defined in Section 2(a)(3) of the Investment Company Act of 1940) of the Funds, their investment advisers, or principal underwriters (hereinafter, “Affiliate”).  Such potential conflicts of interest are identified by the Proxy Coordinator based upon information periodically provided by the Proxy Advisory Firm; analyses of client, distributor, broker-dealer, and vendor lists; and information derived from other sources, including public filings.  The Proxy Coordinator gathers and analyzes this information on a best efforts basis, as much of this information is provided directly by individuals and groups other than the Proxy Coordinator, and the Advisers rely upon the accuracy of the information received from such parties.  Such potential conflicts of interest shall be documented as deemed appropriate by Counsel, e.g., on a consolidated basis rather than individual Conflicts Reports.  Upon Counsel’s finding that a conflict of interest exists that could unduly influence vote recommendation(s) (a “material conflict of interest”) with respect to the Proxy Advisory Firm, the Advisers, Underwriters, or Affiliates, the participating members of the Proxy Group shall not be required to complete a Conflicts Report in connection with the relevant proxy.

If Counsel determines that a material conflict of interest appears to exist with respect to the Proxy Advisory Firm, the Advisers, Underwriters, or Affiliates, any participating member of the Proxy Group, or any participating Investment Professional(s), the Proxy Coordinator will then contact the Compliance Committee(s), generally through the Committee Chair, and forward all information relevant to the Committee’s review, including the following materials or a summary thereof:  the applicable Procedures and Guidelines; the recommendation of the Proxy Advisory Firm, where applicable; the recommendation of the Investment Professional(s), where applicable; any resources used by the Proxy Group in arriving at its recommendation; the Conflicts Report and/or any other written materials establishing whether a conflict of interest exists; and findings of Counsel).

If Counsel determines that there does not appear to be a material conflict of interest with respect to the Proxy Advisory Firm, the Advisers, Underwriters, Affiliates, any participating member of the Proxy Group, or any participating Investment Professional(s), the Proxy Coordinator will instruct the Proxy Advisory Firm to vote the proxy as recommended by the Proxy Group.

A vote that is contrary to the Proxy Advisory Firm’s recommendation, but is based on input from an Investment Professional provided in connection with a Guideline requiring case-by-case review while specifying that primary consideration will be given to such input, shall be not be deemed an Out-of-Guidelines Vote if the Investment Professional completes and returns a Conflicts Report and Counsel determines that no material conflict of interest appears to be

6

present.  The Proxy Group members shall not be required to complete a Conflicts Report in connection with such votes.

4.              Referrals to a Fund’s Compliance Committee

A Fund’s Compliance Committee may consider all recommendations, analysis, research and Conflicts Reports provided to it by the Proxy Coordinator, Proxy Advisory Firm, Proxy Group, and/or Investment Professional(s), and any other written materials used to establish whether a conflict of interest exists, in determining how to vote the proxies referred to the Committee.  The Committee, generally through the Committee Chair, will instruct the Proxy Coordinator how such referred proposals should be voted.

The Proxy Coordinator shall use best efforts to timely refer matters to a Fund’s Committee for its consideration.  In the event any such matter cannot be timely referred to or considered by the Committee, it shall be the policy of the Funds, except as noted below, to vote Within Guidelines, except that Counsel may permit the Proxy Group to abstain from voting any proposal(s) subject to the material conflict, provided such abstention does not have the same effect as an “against” vote and therefore has no effect on the outcome of the vote.  If the Proxy Advisory Firm’s recommendation is deemed by Counsel to be materially conflicted on a matter, no action shall be taken on such matter, either by abstaining from voting any proposal(s) subject to the material conflict or not voting the entire proxy (i.e., a “Non-Vote”), as deemed appropriate by Counsel with respect to the nature of the Proxy Advisory Firm’s material conflict.

The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund’s Committee, as well as all applicable recommendations, analysis, research, Conflicts Reports, and vote determinations.

5.              Consultation with a Fund’s Compliance Committee

The Proxy Coordinator may consult with the Chair of a Fund’s Compliance Committee for guidance on behalf of the Committee if application of the Procedures and Guidelines is unclear or in connection with any unusual or controversial issue or a recommendation received from an Investment Professional.  The Chair may consider all recommendations, analysis, research, or Conflicts Reports provided by the Proxy Advisory Firm, Proxy Group, and/or Investment Professional(s).  The Chair may provide guidance or direct the Proxy Coordinator to refer the proposal(s) to the full Compliance Committee.  The guidance of the Chair, or the Committee, as applicable, shall be given primary consideration by the Proxy Group in making a vote determination.

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The Proxy Coordinator will maintain a record of all proxy questions that have been referred to the Chair or Committee for guidance, as well as all applicable recommendations, analysis, research, Conflicts Reports and vote determinations.

VI.                               Conflicts of Interest

In all cases in which a vote has not been clearly determined in advance by the Procedures and Guidelines or for which the Proxy Group recommends an Out-of-Guidelines Vote, and Counsel has determined that a material conflict of interest appears to exist with respect to the Proxy Advisory Firm, the Advisers, Underwriters, Affiliates, any participating member of the Proxy Group, or any Investment Professional participating in the voting process, the proposal shall be referred to the Fund’s Committee for determination so that the Adviser shall have no opportunity to exercise voting discretion over a Fund’s proxy in a situation in which the Adviser or its Underwriters or Affiliates or the Proxy Advisory Firm may be deemed to have a conflict of interest.  In the event a member of a Fund’s Committee believes he/she has a conflict of interest that would preclude him/her from making a vote determination in the best interests of the beneficial owners of the applicable Fund, such Committee member shall so advise the Committee Chair and recuse himself/herself with respect to determinations regarding the relevant proxy.

VII.                          Reporting and Record Retention

A.                                    Reporting by the Funds

Annually in August, each Fund and each Sub-Adviser-Voted Series will post its proxy voting record, or a link thereto, for the prior one-year period ending on June 30th on the Voya funds’ website.  The proxy voting record for each Fund and each Sub-Adviser-Voted Series will also be available on Form N-PX in the EDGAR database on the website of the Securities and Exchange Commission (“SEC”).  For any Voya fund that is a feeder in a master/feeder structure, no proxy voting record related to the portfolio securities owned by the master fund will be posted on the Voya funds’ website or included in the Fund’s Form N-PX; however, a cross-reference to the master fund’s proxy voting record as filed in the SEC’s EDGAR database will be included in the Fund’s Form N-PX and posted on the Voya funds’ website.  If any Feeder Fund was solicited for vote by its underlying master fund during the reporting period, a record of the votes cast by means of the pass-through process described in Section III. above will be included on the Voya funds’ website and in the Feeder Fund’s Form N-PX.

B.                                    Reporting to a Fund’s Compliance Committee

At each regularly scheduled meeting, the Committee will receive a report from the Proxy Coordinator indicating each proxy proposal, or a summary of such proposals, that was (1) voted Out-of-Guidelines, including any proposals voted Out-of-Guidelines pursuant to special circumstances raised by an Investment Professional; (2) voted Within Guidelines in cases in which an Investment Professional’s recommendation was not adopted by the Proxy Group; or (3) referred to the Committee for determination in accordance with Section V. hereof.  Such report shall indicate the name of the issuer, the substance of the proposal, a summary of the Investment Professional’s recommendation,

8

where applicable, and the reasons for voting, or recommending, an Out-of-Guidelines Vote or, in the case of (2) above, a Within-Guidelines Vote.

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EXHIBIT 1 — List of Voya funds

VOYA ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

VOYA BALANCED PORTFOLIO, INC.

VOYA EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

VOYA EQUITY TRUST

VOYA FUNDS TRUST

VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

VOYA INFRASTRUCTURE, INDUSTRIALS AND MATERIALS FUND

VOYA INTERMEDIATE BOND PORTFOLIO

VOYA INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

VOYA INVESTORS TRUST(4)

VOYA MONEY MARKET PORTFOLIO

VOYA MUTUAL FUNDS

VOYA PARTNERS, INC.

VOYA PRIME RATE TRUST

VOYA NATURAL RESOURCES EQUITY INCOME FUND

VOYA SENIOR INCOME FUND

VOYA SEPARATE PORTFOLIOS TRUST

VOYA SERIES FUND, INC.

VOYA STRATEGIC ALLOCATION PORTFOLIOS, INC.

VOYA VARIABLE FUNDS

VOYA VARIABLE INSURANCE TRUST

VOYA VARIABLE PORTFOLIOS, INC.

VOYA VARIABLE PRODUCTS TRUST

(4)         Sub-Adviser-Voted Series:  VY Franklin Mutual Shares Portfolio

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EXHIBIT 2 — Proxy Voting Procedures of the Advisers

Voya Investments, LLC

and

Directed Services LLC

I.                                        Introduction

Voya Investments, LLC and Directed Services LLC (each an “Adviser” and collectively, the “Advisers”) are the investment advisers for the registered investment companies and each series or portfolio thereof (each a “Fund” and collectively, the “Funds”) comprising the Voya family of funds.  As such, the Advisers have been delegated the authority to vote proxies with respect to securities for certain Funds over which they have day-to-day portfolio management responsibility.

The Advisers will abide by the proxy voting guidelines adopted by a Fund’s respective Board of Directors or Trustees (each a “Board” and collectively, the “Boards”) with regard to the voting of proxies unless otherwise provided in the proxy voting procedures adopted by a Fund’s Board.

In voting proxies, the Advisers are guided by general fiduciary principles.  Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages.  The Advisers will not subordinate the interest of beneficial owners to unrelated objectives.  Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

The following are the Proxy Voting Procedures of Voya Investments, LLC and Directed Services LLC (the “Adviser Procedures”) with respect to the voting of proxies on behalf of their client Funds as approved by the respective Board of each Fund.

Unless otherwise noted, best efforts shall be used to vote proxies in all instances.

II.                                   Roles and Responsibilities

A.                                    Proxy Coordinator

The Proxy Coordinator identified in Appendix 1 will assist in the coordination of the voting of each Fund’s proxies in accordance with the Voya family of funds Proxy Voting Procedures and Guidelines (the “Procedures” or “Guidelines” and collectively, the “Procedures and Guidelines”).  The Proxy Coordinator is authorized to direct the Proxy Advisory Firm to vote a Fund’s proxy in accordance with the Procedures and Guidelines unless the Proxy Coordinator receives a recommendation from an Investment Professional (as described below) to vote contrary to the Guidelines.  In such event, and in connection with proxy proposals requiring case-by-case consideration (except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Proxy Advisory Firm’s recommendation), the Proxy Coordinator will call a meeting of the Proxy Group (as described below).

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Responsibilities assigned herein to the Proxy Coordinator, or activities in support thereof, may be performed by such members of the Proxy Group or employees of the Advisers’ Affiliates as are deemed appropriate by the Proxy Group.

Unless specified otherwise, information provided to the Proxy Coordinator in connection with duties of the parties described herein shall be deemed delivered to the Advisers.

B.                                    Proxy Advisory Firm

An independent proxy voting service (the “Proxy Advisory Firm”), as approved by the Board of each Fund, shall be engaged to assist in the voting of Fund proxies for publicly traded securities through the provision of vote analysis, implementation, recordkeeping, and disclosure services.  The Proxy Advisory Firm is Institutional Shareholder Services Inc., a subsidiary of Vestar Capital Partners.  The Proxy Advisory Firm is responsible for coordinating with the Funds’ custodians to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion.  To the extent applicable, the Proxy Advisory Firm is required to vote and/or refer all proxies in accordance with these Adviser Procedures.  The Proxy Advisory Firm will retain a record of all proxy votes handled by the Proxy Advisory Firm.  Such record must reflect all the information required to be disclosed in a Fund’s Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act.  In addition, the Proxy Advisory Firm is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to the Adviser upon request.

The Proxy Advisory Firm shall be instructed to vote all proxies in accordance with a Fund’s Guidelines, except as otherwise instructed through the Proxy Coordinator by the Advisers’ Proxy Group or a Fund’s Compliance Committee (“Committee”).

The Proxy Advisory Firm shall be instructed to obtain all proxies from the Funds’ custodians and to review each proxy proposal against the Guidelines.  The Proxy Advisory Firm also shall be requested to call the Proxy Coordinator’s attention to specific proxy proposals that although governed by the Guidelines appear to involve unusual or controversial issues.

Subject to the oversight of the Advisers, the Proxy Advisory Firm shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services voting to the Advisers, including methods to reasonably ensure that its analysis and recommendations are not influenced by conflict of interest, and shall disclose such controls and policies to the Advisers when and as provided for herein.  Unless otherwise specified, references herein to recommendations of the Proxy Advisory Firm shall refer to those in which no material conflict of interest has been identified.

C.                                    Proxy Group

The Adviser shall establish a Proxy Group (the “Group” or “Proxy Group”) which shall assist in the review of the Proxy Advisory Firm’s recommendations when a proxy voting issue is referred to the Group through the Proxy Coordinator.  The members of the Proxy

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Group, which may include employees of the Advisers’ Affiliates, are identified in Appendix 1, as may be amended from time at the Advisers’ discretion.

A minimum of four (4) members of the Proxy Group (or three (3) if one member of the quorum is either the Fund’s Chief Investment Risk Officer or Chief Financial Officer) shall constitute a quorum for purposes of taking action at any meeting of the Group.  The vote of a simple majority of the members present and voting shall determine any matter submitted to a vote, except that tie votes shall be resolved by securing the vote of members not present at the meeting; provided, however, that the Proxy Coordinator shall ensure compliance with all applicable voting and conflict of interest procedures and shall use best efforts to secure votes from as many absent members as may reasonably be accomplished and to provide such members with a substantially similar level of relevant information as that provided at the in-person meeting.  In the event a tie vote cannot be timely resolved in this manner in connection with a voting deadline, or in the event that the vote remains a tie, the Proxy Coordinator shall follow the procedures established by a Fund’s Board for resolving a material conflict of interest.  In the event a tie vote cannot be timely resolved in this manner, the Proxy Coordinator shall follow the procedures established by a Fund’s Board to address a failure to timely meet quorum requirements.  A member of the Proxy Group may abstain from voting on any given matter, provided that the member does not participate in the Proxy Group discussion(s) in connection with the vote determination.  If abstention results in the loss of quorum, the process for resolving tie votes shall be observed.

The Proxy Group may meet in person or by telephone.  The Proxy Group also may take action via electronic mail in lieu of a meeting, provided that each Group member has received a copy of any relevant electronic mail transmissions circulated by each other participating Group member prior to voting and provided that the Proxy Coordinator follows the directions of a majority of a quorum (as defined above) responding via electronic mail.  For all votes taken in person or by telephone or teleconference, the vote shall be taken outside the presence of any person other than the members of the Proxy Group and such other persons whose attendance may be deemed appropriate by the Proxy Group from time to time in furtherance of its duties or the day-to-day administration of the Funds.  In its discretion, the Proxy Group may provide the Proxy Coordinator with standing instructions to perform responsibilities assigned herein to the Proxy Group, or activities in support thereof, on its behalf, provided that such instructions do not contravene any requirements of these Adviser Procedures or a Fund’s Procedures and Guidelines.

A meeting of the Proxy Group will be held whenever (1) the Proxy Coordinator receives a recommendation from an Investment Professional to vote a Fund’s proxy contrary to the Guidelines, or the recommendation of the Proxy Advisory Firm, where applicable, (2) the Proxy Advisory Firm has made no recommendation on a matter and the Procedures and Guidelines are silent, or (3) a matter requires case-by-case consideration, including those in which the Proxy Advisory Firm’s recommendation is deemed to be materially conflicted as provided for herein, provided that, if the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Proxy Advisory Firm’s recommendation and no issue of conflict

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must be considered, the Proxy Coordinator may implement the instructions without calling a meeting of the Proxy Group.

For each proposal referred to the Proxy Group, it will review (1) the relevant Procedures and Guidelines, (2) the recommendation of the Proxy Advisory Firm, if any, (3) the recommendation of the Investment Professional(s), if any, and (4) any other resources that any member of the Proxy Group deems appropriate to aid in a determination of a recommendation.

If the Proxy Group recommends that a Fund vote in accordance with the Procedures and Guidelines, or the recommendation of the Proxy Advisory Firm, where applicable, it shall instruct the Proxy Coordinator to so advise the Proxy Advisory Firm, except that the Proxy Coordinator shall follow any procedures established by a Fund’s Board with respect to recommendations received from an Investment Professional.

If the Proxy Group recommends that a Fund vote contrary to the Guidelines, or the recommendation of the Proxy Advisory Firm, where applicable, or if the Proxy Advisory Firm’s recommendation on a matter is deemed to be materially conflicted as provided for herein, it shall follow the procedures for such voting as established by a Fund’s Board.  The Proxy Group may vote contrary to the Guidelines based on a recommendation from an Investment Professional, provided that incorporation of any such recommendation shall be subject to the conflict of interest review process established by a Fund’s Board.

The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration.  In the event quorum requirements cannot be timely met in connection with a voting deadline, the Proxy Coordinator shall follow the procedures for such voting as established by a Fund’s Board.

D.                                    Investment Professionals

The Funds’ Sub-Advisers and/or portfolio managers (each referred to herein as an “Investment Professional” and collectively, “Investment Professionals”) may submit, or be asked to submit, a recommendation to the Proxy Group regarding the voting of proxies related to the portfolio securities over which they have day-to-day portfolio management responsibility.  The Investment Professionals may accompany their recommendation with any other research materials that they deem appropriate or with a request that the vote be deemed “material” in the context of the portfolio(s) they manage, such that lending activity on behalf of such portfolio(s) with respect to the relevant security should be reviewed by the Proxy Group and considered for recall and/or restriction.  Input from the relevant Investment Professionals shall be given primary consideration in the Proxy Group’s determination of whether a given proxy vote is to be deemed material and the associated security accordingly restricted from lending.  The determination that a vote is material in the context of a Fund’s portfolio shall not mean that such vote is considered material across all Funds voting that meeting.  In order to recall or restrict shares timely for material voting purposes, the Proxy Group shall use best efforts to consider, and when deemed appropriate, to act upon, such requests timely.  Requests to review lending activity in connection with a potentially material vote may be initiated by any relevant Investment Professional and submitted for the Proxy Group’s consideration at any time.

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III.                              Voting Procedures

A.                                    In all cases, the Adviser shall follow the voting procedures as set forth in the Procedures and Guidelines of the Fund on whose behalf the Adviser is exercising delegated authority to vote.

B.                                    Routine Matters

The Proxy Advisory Firm shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear policy (e.g., “For,” “Against,” “Withhold,” or “Abstain”) on a proposal.  However, the Proxy Advisory Firm shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional recommends a vote contrary to the Guidelines.

C.                                    Matters Requiring Case-by-Case Consideration

The Proxy Advisory Firm shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted “case-by-case” consideration.

Upon receipt of a referral from the Proxy Advisory Firm, the Proxy Coordinator may solicit additional research from the Proxy Advisory Firm, Investment Professional(s), as well as from any other source or service.

Except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Proxy Advisory Firm’s recommendation, the Proxy Coordinator will forward the Proxy Advisory Firm’s analysis and recommendation and/or any research obtained from the Investment Professional(s), the Proxy Advisory Firm, or any other source to the Proxy Group.  The Proxy Group may consult with the Proxy Advisory Firm and/or Investment Professional(s), as it deems necessary.

1.              Within-Guidelines Votes:  Votes in Accordance with a Fund’s Guidelines and/or, where applicable, Proxy Advisory Firm Recommendation

In the event the Proxy Group and, where applicable, any Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Proxy Advisory Firm, through the Proxy Coordinator, to vote in this manner, except that the Proxy Coordinator shall follow any procedures established by a Fund’s Board with respect to recommendations received from an Investment Professional.  Except as provided for herein, no Conflicts Report (as such term is defined herein) is required in connection with Within-Guidelines Votes.

2.              Non-Votes:  Votes in Which No Action is Taken

The Proxy Group may recommend that a Fund refrain from voting under circumstances including, but not limited to, the following:  (1) if the economic

15

effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with fractional shares, securities no longer held in the portfolio of a Voya fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security.  In such instances, the Proxy Group may instruct the Proxy Advisory Firm, through the Proxy Coordinator, not to vote such proxy.  The Proxy Group may provide the Proxy Coordinator with standing instructions on parameters that would dictate a Non-Vote without the Proxy Group’s review of a specific proxy.

Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders’ rights are limited, Non-Votes may also occur in connection with a Fund’s related inability to timely access ballots or other proxy information in connection with its portfolio securities.

Non-Votes may also result in certain cases in which the Proxy Advisory Firm’s recommendation has been deemed to be conflicted, as provided for in the Funds’ Procedures.

3.              Out-of-Guidelines Votes:  Votes Contrary to Procedures and Guidelines, or Proxy Advisory Firm Recommendation, where applicable; Where No Recommendation is Provided by Proxy Advisory Firm; or Where Proxy Advisory Firm’s Recommendation is Conflicted

If the Proxy Group or, where applicable, an Investment Professional, recommends that a Fund vote contrary to the Guidelines, or the recommendation of the Proxy Advisory Firm, where applicable; if the Proxy Advisory Firm has made no recommendation on a matter and the Procedures and Guidelines are silent; or the Proxy Advisory Firm’s recommendation on a matter is deemed to be materially conflicted as provided for under these Adviser Procedures, the Proxy Coordinator will then implement the procedures for handling such votes as adopted by the Fund’s Board.

The Proxy Coordinator will maintain a record of all recommendations from Investment Professionals to vote contrary to the Guidelines, all proxy questions that have been referred to a Fund’s Compliance Committee, and all applicable recommendations, analysis, research, Conflicts Reports, and vote determinations.

IV.                               Assessment of the Proxy Advisory Firm and Conflicts of Interest

In furtherance of the Advisers’ fiduciary duty to the Funds and their beneficial owners, the Advisers shall establish the following:

A.                                    Assessment of the Proxy Advisory Firm

The Advisers shall establish that the Proxy Advisory Firm (1) is independent from

16

the Advisers, (2) has resources that indicate it can competently provide analysis of proxy issues, and (3) can make recommendations in an impartial manner and in the best interests of the Funds and their beneficial owners.  The Advisers shall utilize, and the Proxy Advisory Firm shall comply with, such methods for establishing the foregoing as the Advisers may deem reasonably appropriate and shall do so not less than annually as well as prior to engaging the services of any new proxy service.  The Proxy Advisory Firm shall also notify the Advisers in writing within fifteen (15) calendar days of any material change to information previously provided to an Adviser in connection with establishing the Proxy Advisory Firm’s independence, competence, or impartiality.

Information provided in connection with assessment of the Proxy Advisory Firm shall be forwarded to a member of the mutual funds practice group of Voya Investment Management (“Counsel”) for review.  Counsel shall review such information and advise the Proxy Coordinator as to whether a material concern exists and if so, determine the most appropriate course of action to eliminate such concern.

B.                                    Conflicts of Interest

The Advisers shall establish and maintain procedures to identify and address potential conflicts that may arise from time to time concerning the Proxy Advisory Firm.  Upon the Advisers’ request, which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to an Adviser, the Proxy Advisory Firm shall provide the Advisers with such information as the Advisers deem reasonable and appropriate for use in determining material relationships of the Proxy Advisory Firm that may pose a conflict of interest with respect to the Proxy Advisory Firm’s proxy analysis or recommendation(s).  The Proxy Coordinator shall forward all such information to Counsel for review.  Counsel shall review such information and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present.  Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund’s Procedures and Guidelines.

In connection with their participation in the voting process for portfolio securities, each member of the Proxy Group, and each Investment Professional participating in the voting process, must act solely in the best interests of the beneficial owners of the applicable Fund.  The members of the Proxy Group may not subordinate the interests of the Fund’s beneficial owners to unrelated objectives, including taking steps to reasonably insulate the voting process from any conflict of interest that may exist in connection with the Proxy Advisory Firm’s services or utilization thereof.

For all matters for which the Proxy Group or, where applicable, an Investment Professional, recommends an Out-of-Guidelines Vote, or for which a recommendation contrary to that of the Guidelines or, where applicable, the Proxy Advisory Firm, has been received from an Investment Professional, the Proxy

17

Coordinator will implement the procedures for handling such votes as adopted by the Fund’s Board, including completion of such Conflicts Reports as may be required under the Fund’s Procedures.  Completed Conflicts Reports should be provided to the Proxy Coordinator within two (2) business days and may be submitted to the Proxy Coordinator verbally, provided the Proxy Coordinator documents the Conflicts Report in writing.  Such Conflicts Report should describe any known relationships of either a business or personal nature not previously assessed by Counsel, which may include communications with respect to the referral item, but excluding routine communications with or submitted to the Proxy Coordinator or Investment Professional(s) on behalf of the subject company or a proponent of a shareholder proposal.  The Conflicts Report should also include written confirmation that any recommendation from an Investment Professional provided in connection with an Out-of-Guidelines Vote or under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

The Proxy Coordinator shall forward all Conflicts Reports to Counsel for review.  Counsel shall review each report and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present.  Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund’s Procedures and Guidelines.

V.                                    Reporting and Record Retention

The Adviser shall maintain the records required by Rule 204-2(c)(2), as may be amended from time to time, including the following: (1) A copy of each proxy statement received regarding a Fund’s portfolio securities.  Such proxy statements received from issuers are available either in the SEC’s EDGAR database or are kept by the Proxy Advisory Firm and are available upon request. (2) A record of each vote cast on behalf of a Fund. (3) A copy of any document created by the Adviser that was material to making a decision how to vote a proxy, or that memorializes the basis for that decision. (4) A copy of written requests for Fund proxy voting information and any written response thereto or to any oral request for information on how the Adviser voted proxies on behalf of a Fund.  All proxy voting materials and supporting documentation will be retained for a minimum of six (6) years, the first two (2) years in the Advisers’ office.

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APPENDIX 1 — Proxy Group

Name	Title or Affiliation

Stanley D. Vyner	Chief Investment Risk Officer and Executive Vice President, Voya Investments, LLC

Todd Modic	Senior Vice President, Voya Funds Services, LLC and Voya Investments, LLC; and Chief Financial Officer of the Voya Family of Funds

Maria Anderson	Vice President, Fund Compliance, Voya Funds Services, LLC

Sara Donaldson	Proxy Coordinator for the Voya Family of Funds and Vice President, Proxy Voting, Voya Funds Services, LLC

Julius A. Drelick III, CFA	Senior Vice President, Head of Fund Compliance, Voya Funds Services, LLC

Harley Eisner	Vice President, Financial Analysis, Voya Funds Services, LLC

Evan Posner, Esq.	Vice President and Counsel, Voya Family of Funds

Effective as of May 1, 2014

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EXHIBIT 3 — Proxy Voting Guidelines of the Voya funds

I.                                        Introduction

The following is a statement of the Proxy Voting Guidelines (“Guidelines”) that have been adopted by the respective Boards of Directors or Trustees of each Fund.  Unless otherwise provided for herein, any defined term used herein shall have the meaning assigned to it in the Funds’ and Advisers’ Proxy Voting Procedures (the “Procedures”).

Proxies must be voted in the best interest of the Fund(s).  The Guidelines summarize the Funds’ positions on various issues of concern to investors, and give a general indication of how Fund portfolio securities will be voted on proposals dealing with particular issues.  The Guidelines are not exhaustive and do not include all potential voting issues.

The Advisers, in exercising their delegated authority, will abide by the Guidelines as outlined below with regard to the voting of proxies except as otherwise provided in the Procedures.  In voting proxies, the Advisers are guided by general fiduciary principles.  Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages.  The Advisers will not subordinate the interest of beneficial owners to unrelated objectives.  Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

II.                                   Guidelines

The following Guidelines are grouped according to the types of proposals generally presented to shareholders of U.S. issuers:  Board of Directors, Proxy Contests, Auditors, Proxy Contest Defenses, Tender Offer Defenses, Miscellaneous, Capital Structure, Executive and Director Compensation, State of Incorporation, Mergers and Corporate Restructurings, Mutual Fund Proxies, and Social and Environmental Issues.  An additional section addresses proposals most frequently found in international proxies.

General Policies

These Guidelines apply to securities of publicly traded companies and to those of privately held companies if publicly available disclosure permits such application.  All matters for which such disclosure is not available shall be considered CASE-BY-CASE.

In all cases receiving CASE-BY-CASE consideration, including cases not specifically provided for under these Guidelines, unless otherwise determined in accordance with the Procedures or otherwise provided for under these Guidelines, it shall generally be the policy of the Funds to vote in accordance with the recommendation provided by the Funds’ Proxy Advisory Firm, Institutional Shareholder Services Inc., a subsidiary of  Vestar Capital Partners Inc.

Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote in accordance with the Proxy Advisory Firm’s recommendation when such recommendation aligns with the recommendation of the relevant issuer’s management or management has made no recommendation.  However, this policy shall not apply to CASE-BY-CASE proposals for which a contrary recommendation from the relevant Investment Professional(s) has been received and

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is to be utilized, provided that incorporation of any such recommendation shall be subject to the conflict of interest review process required under the Procedures.

Recommendations from the Investment Professionals, while not required under the Procedures, may be submitted or requested in connection with any proposal and are likely to be requested with respect to proxies for private equity securities and/or proposals related to merger transactions/corporate restructurings, proxy contests, or unusual or controversial issues.  Such input shall be given primary consideration with respect to CASE-BY-CASE proposals being considered on behalf of the relevant Fund, provided that incorporation of any such recommendation shall be subject to the conflict of interest review process required under the Procedures.

Except as otherwise provided for herein, it shall generally be the policy of the Funds not to support proposals that would impose a negative impact on existing rights of the Funds to the extent that any positive impact would not be deemed sufficient to outweigh removal or diminution of such rights.

The foregoing policies may be overridden in any case as provided for in the Procedures.  Similarly, the Procedures provide that proposals whose Guidelines prescribe a firm voting position may instead be considered on a CASE-BY-CASE basis when unusual or controversial circumstances so dictate.

Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement, or other legal requirement to which an issuer may be or become subject.  No proposal shall be supported whose implementation would contravene such requirements.

1.                                      The Board of Directors

Voting on Director Nominees in Uncontested Elections

Unless otherwise provided for herein, the Proxy Advisory Firm’s standards with respect to determining director independence shall apply.  These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.

Agreement with the Proxy Advisory Firm’s independence standards shall not dictate that a Fund’s vote shall be cast according to the Proxy Advisory Firm’s corresponding recommendation.  Votes on director nominees not subject to specific policies described herein should be made on a CASE-BY-CASE basis.

Where applicable and except as otherwise provided for herein, it shall generally be the policy of the Funds to lodge disagreement with an issuer’s policies or practices by withholding support from a proposal for the relevant policy or practice rather than the director nominee(s) to which the Proxy Advisory Firm assigns a correlation.  Support shall be withheld from nominees deemed responsible for governance shortfalls, but if they are not standing for election (e.g., the board is classified), support shall generally not be withheld from others in their stead.  When a determination is made to withhold support due to concerns other than those related to an

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individual director’s independence or actions, responsibility may be attributed to the entire board, a committee, or an individual (such as the CEO or committee chair), taking into consideration whether the desired effect is to send a message or to remove the director from service.

Where applicable and except as otherwise provided for herein, generally vote FOR nominees in connection with issues raised by the Proxy Advisory Firm if the nominee did not serve on the board or relevant committee during the majority of the time period relevant to the concerns cited by the Proxy Advisory Firm.

WITHHOLD support from a nominee who, during both of the most recent two years, attended less than 75 percent of the board and committee meetings during the nominee’s period of service without a valid reason for the absences.  WITHHOLD support if two-year attendance cannot be ascertained from available disclosure.  DO NOT WITHHOLD support in connection with attendance issues for nominees who have served on the board for less than the two most recent years.

Unless a company has implemented a policy that should reasonably prevent abusive use of its poison pill, WITHHOLD support from nominees responsible for implementing excessive anti-takeover measures, including failure to remove restrictive poison pill features or to ensure a pill’s expiration or timely submission to shareholders for vote.  Responsibility will generally be assigned to the board chair or, if not standing for election, the lead director.  If neither is standing for election, WITHHOLD support from all continuing directors.

Consider on a CASE-BY-CASE basis any nominee whom the Proxy Advisory Firm cites as having failed to implement a majority-approved shareholder proposal.  Vote FOR if the shareholder proposal has been reasonably addressed.  Proposals seeking shareholder ratification of a poison pill may be deemed reasonably addressed if the company has implemented a policy that should reasonably prevent abusive use of the pill.  WITHHOLD support if the shareholder proposal at issue is supported under these Guidelines and the board has not disclosed a credible rationale for not implementing the proposal.

Consider on a CASE-BY-CASE basis any nominee whom the Proxy Advisory Firm cites as having failed to opt out of a state law requiring companies to implement a staggered board structure, generally withholding support when the company:

(1)                           Demonstrates sustained poor stock performance (measured by one- and three-year total shareholder returns);

(2)                           Has a non-shareholder-approved poison pill in place, without provisions to redeem or seek approval in a reasonable period of time; and

(3)                           Maintains a dual class capital structure, imposes a supermajority vote requirement, or has authority to issue blank check preferred stock.

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If the board has not acted upon negative votes (WITHHOLD or AGAINST, as applicable based on the issuer’s election standard) representing a majority of the votes cast at the previous annual meeting, consider board nominees on a CASE-BY-CASE basis.  Generally, vote FOR nominees when:

(1)                     The issue relevant to the majority negative vote has been adequately addressed or cured, which may include disclosure of the board’s rationale; or

(2)                     The Funds’ Guidelines or voting record do not support the relevant issue causing the majority negative vote.

If the above provisions have not been satisfied, generally WITHHOLD support from the chair of the nominating committee, or if not standing for election, consider CASE-BY-CASE.

WITHHOLD support from inside or affiliated outside directors who sit on the audit committee.

WITHHOLD support from inside or affiliated outside directors who sit on the compensation committee.

Vote FOR inside or affiliated outside directors who sit on the nominating committee, provided that such committee meets the applicable independence requirements of the relevant listing exchange.

Vote FOR inside or affiliated outside directors if the full board serves as the nominating committee OR has not created the committee, provided that the issuer is in compliance with all provisions of the listing exchange in connection with performance of relevant functions (e.g., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee).

Compensation Practices:

It shall generally be the policy of the Funds that matters of compensation are best determined by an independent board and compensation committee, but that support may be withheld from compensation committee members whose actions or disclosure do not appear to support compensation practices aligned with the best interests of the company and its shareholders.  Votes on compensation committee members in connection with compensation practices should be considered on a CASE-BY-CASE basis, and generally:

(1)                     Say on pay.  If shareholders have been provided with an advisory vote on executive compensation (say on pay, or “SOP”), and practices not supported under these Guidelines have been identified, it shall generally be the policy of the Funds to align with the Proxy Advisory Firm when a vote AGAINST the say on pay proposal has been recommended in lieu of withholding support from certain nominees for compensation concerns.  Issuers receiving negative recommendations on both compensation committee members and say on pay regarding issues not otherwise supported by these Guidelines will be considered on a CASE-BY-CASE basis.

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(2)                     Say on pay responsiveness.  Compensation committee members opposed by the Proxy Advisory Firm for failure to sufficiently address compensation concerns evidenced by significant opposition to the most recent SOP vote will be considered on a CASE-BY-CASE basis, factoring in the following:

(a)                      If the most recent SOP vote received majority opposition, generally vote AGAINST the compensation committee chair if the company has not demonstrated an adequate level of responsiveness.

(b)                     If the most recent SOP vote passed but received significant opposition, generally vote FOR the nominee(s) if a Fund voted FOR that SOP proposal or did not have voting rights on that proposal.  If a Fund voted AGAINST the SOP proposal and the company has not demonstrated an adequate level of responsiveness, generally vote AGAINST the compensation committee chair.

(c)                      If the compensation committee chair is not standing for election under circumstances meriting the chair’s opposition, consider the compensation committee member(s) opposed by the Proxy Advisory Firm on a CASE-BY-CASE basis.

(3)                     Say on frequency.  If the Proxy Advisory Firm opposes nominees because the company has implemented an SOP schedule that is less frequent than the frequency most recently preferred by at least a plurality of shareholders, generally WITHHOLD support from the compensation committee chair.  If the compensation committee chair is not standing for election, WITHHOLD support from the other compensation committee members.  If no compensation committee members are standing for election, consider other nominees opposed by the Proxy Advisory Firm on a CASE-BY-CASE basis.

(4)                     Tenure.  Where applicable and except as otherwise provided for herein, vote FOR compensation committee members who did not serve on the compensation committee during the majority of the time period relevant to the concerns cited by the Proxy Advisory Firm.

(5)                     Pay for performance.  Consider compensation committee members receiving an adverse recommendation from the Proxy Advisory Firm CASE-BY-CASE when the Proxy Advisory Firm has identified a pay practice (or combination of practices) not otherwise supported under these Guidelines that appears to have created a misalignment between CEO pay and performance with regard to shareholder value.  Generally vote FOR nominees if the company has provided a reasonable rationale regarding pay and performance and/or they appear reasonably correlated.  Generally WITHHOLD support from compensation committee members for structuring compensation packages that unreasonably insulate pay from performance conditions.

(6)                     Pay disparity.  Generally DO NOT WITHHOLD support from compensation committee members solely due to internal pay disparity as assessed by the Proxy Advisory Firm, but consider pay magnitude concerns on a CASE-BY-CASE basis.

(7)                     Change in control provisions.  If the Proxy Advisory Firm recommends withholding support from compensation committee members in connection with overly liberal change in control provisions, including those lacking a double trigger, generally WITHHOLD support from such nominees.  If the Proxy Advisory Firm recommends

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withholding support from compensation committee members in connection with potential change in control payments or tax-gross-ups on change in control payments, vote FOR the nominees if the amount appears reasonable and no material governance concerns exist.  Generally WITHHOLD support if the amount is so significant (individually or collectively) as to potentially influence an executive’s decision to enter into a transaction or to effectively act as a poison pill.

(8)                     Repricing.  If the Proxy Advisory Firm recommends withholding support from compensation committee members in connection with their failure to seek, or acknowledge, a shareholder vote on plans to reprice, replace, buy back, or exchange options, generally WITHHOLD support from such nominees, except that cancellation of options would not be considered an exchange unless the cancelled options were regranted or expressly returned to the plan reserve for reissuance.

(9)                     Tax benefits.  If the Proxy Advisory Firm recommends withholding support from compensation committee members that have approved compensation that is ineligible for tax benefits to the company (e.g., under Section 162(m) of OBRA), generally vote FOR such nominees if the company has provided an adequate rationale or the plan itself is being put to shareholder vote at the same meeting.  If the plan is up for vote, the provisions under Section 8. OBRA-Related Compensation Proposals shall apply.

(10)              Director perquisites.  If the Proxy Advisory Firm recommends withholding support from compensation committee members in connection with director compensation in the form of perquisites, generally vote FOR the nominees if the cost is reasonable in the context of the directors’ total compensation and the perquisites themselves appear reasonable given their purpose, the directors’ duties, and the company’s line of business.

(11)              Incentive plans.  Generally consider nominees on a CASE-BY-CASE basis in connection with short-term incentive plans over which the nominee has exercised discretion to exclude extraordinary items, and WITHHOLD support if treatment of such items has been inconsistent (e.g., exclusion of losses but not gains).  Generally WITHHOLD support from compensation committee members opposed by the Proxy Advisory Firm in connection with long-term incentive plans, or total executive compensation packages, inadequately aligned with shareholders because the vesting period is too short, performance period being measured is too short, or the packages lack an appropriate equity component (e.g., overly cash-based plans), except that the latter will be considered CASE-BY-CASE in connection with executives already holding significant equity positions.

(12)              Options backdating.  If the Proxy Advisory Firm has raised issues of options backdating, consider members of the compensation committee, as well as company executives nominated as directors, on a CASE-BY-CASE basis.

(13)              Independence from management.  Generally WITHHOLD support from compensation committee members cited by the Proxy Advisory Firm for permitting named executives to have excessive input into setting their own compensation.

(14)              Multiple concerns.  If the Proxy Advisory Firm recommends withholding support from compensation committee members in connection with other compensation practices

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such as tax gross-ups, perquisites, retention or recruitment provisions (including contract length or renewal provisions), “guaranteed” awards, pensions/SERPs, or severance or termination arrangements, vote FOR such nominees if the issuer has provided adequate rationale and/or disclosure, factoring in any overall adjustments or reductions to the compensation package at issue.  Except as otherwise provided for herein, generally DO NOT WITHHOLD support solely due to any single such practice if the total compensation appears reasonable, but consider on a CASE-BY-CASE basis compensation packages representing a combination of such provisions and deemed by the Proxy Advisory Firm to be excessive.

(15)              Commitments.  Generally, vote FOR compensation committee members receiving an adverse recommendation from the Proxy Advisory Firm due to problematic pay practices if the issuer makes a public commitment (e.g., via a Form 8-K filing) to rectify the practice on a going-forward basis.

(16)              Other.  If the Proxy Advisory Firm has raised other considerations regarding poor compensation practices, consider compensation committee members on a CASE-BY-CASE basis.

Accounting Practices:

(1)                     Generally, except as otherwise provided for herein, vote FOR independent outside director nominees serving on the audit committee.

(2)                     Where applicable and except as otherwise provided for herein, generally vote FOR nominees serving on the audit committee, or the company’s CEO or CFO if nominated as directors, who did not serve on that committee or have responsibility over the relevant financial function, as applicable, during the majority of the time period relevant to the concerns cited by the Proxy Advisory Firm.

(3)                     If the Proxy Advisory Firm has raised concerns regarding poor accounting practices, consider the company’s CEO and CFO, if nominated as directors, and nominees serving on the audit committee on a CASE-BY-CASE basis.  Generally vote FOR nominees if the company has taken adequate steps to remediate the concerns cited, which would typically include removing or replacing the responsible executives, and if the concerns are not re-occurring and/or the company has not yet had a full year to remediate the concerns since the time they were identified.

(4)                     If total non-audit fees exceed the total of audit fees, audit-related fees, and tax compliance and preparation fees, the provisions under Section 3. Auditor Ratification shall apply.

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Board Independence:

It shall generally be the policy of the Funds that a board should be majority independent and therefore to consider inside or affiliated outside director nominees when the full board is not majority independent on a CASE-BY-CASE basis.  Generally:

(1)                     WITHHOLD support from the fewest directors whose removal would achieve majority independence across the remaining board, except that support may be withheld from additional nominees whose relative level of independence cannot be differentiated.

(2)                     WITHHOLD support from all non-independent nominees, including the founder, chairman, or CEO, if the number required to achieve majority independence is equal to or greater than the number of non-independent nominees.

(3)                     Except as provided above, vote FOR non-independent nominees in the role of CEO, and when appropriate, founder or chairman, and determine support for other non-independent nominees based on the qualifications and contributions of the nominee as well as the Funds’ voting precedent for assessing relative independence to management, e.g., insiders holding senior executive positions are deemed less independent than affiliated outsiders with a transactional or advisory relationship to the company, and affiliated outsiders with a material transactional or advisory relationship are deemed less independent than those with lesser relationships.

(4)                     Non-voting directors (e.g., director emeritus or advisory director) shall be excluded from calculations with respect to majority board independence.

(5)                     When conditions contributing to a lack of majority independence remain substantially similar to those in the previous year, it shall generally be the policy of the Funds to vote on nominees in a manner consistent with votes cast by the Fund(s) in the previous year.

Generally vote FOR nominees without regard to “over-boarding” issues raised by the Proxy Advisory Firm unless other concerns requiring CASE-BY-CASE consideration have been raised.

Generally, when the Proxy Advisory Firm recommends withholding support due to assessment that a nominee acted in bad faith or against shareholder interests in connection with a major transaction, such as a merger or acquisition, or if the Proxy Advisory Firm recommends withholding support due to other material failures or egregious actions, consider on a CASE-BY-CASE basis, factoring in the merits of the nominee’s performance and rationale and disclosure provided.  If the Proxy Advisory Firm cites concerns regarding actions in connection with a candidate’s service on another board, vote FOR the nominee if the issuer has provided adequate rationale regarding the appropriateness of the nominee to serve on the board under consideration.

Generally, when the Proxy Advisory Firm recommends withholding support from any nominee due to share pledging concerns, consider on a CASE-BY-CASE basis, factoring in the pledged amount, unwind time, and any historical concerns being raised.  Responsibility will generally be assigned to the pledgor, where the pledged amount and unwind time are deemed significant and, therefore, an unnecessary risk to the company.

Performance Test for Directors

Consider nominees failing the Proxy Advisory Firm’s performance test, which includes market-based and operating performance measures, on a CASE-BY-CASE basis.  Input from the

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relevant Investment Professional(s) shall be given primary consideration with respect to such proposals.

Support will generally be WITHHELD from nominees receiving a negative recommendation from the Proxy Advisory Firm due to sustained poor stock performance (measured by one- and three-year total shareholder returns) combined with multiple takeover defenses/entrenchment devices if the issuer:

(1)                     Is a controlled company or has a non-shareholder-approved poison pill in place, without provisions to redeem or seek approval in a reasonable period of time; and

(2)                     Maintains a dual class capital structure, imposes a supermajority vote requirement, or has authority to issue blank check preferred stock.

Nominees receiving a negative recommendation from the Proxy Advisory Firm due to sustained poor stock performance combined with other takeover defenses/entrenchment devices will be considered on a CASE-BY-CASE basis.

Proposals Regarding Board Composition or Board Service

Generally, except as otherwise provided for herein, vote AGAINST shareholder proposals to impose new board structures or policies, including those requiring that the positions of chairman and CEO be held separately, but vote FOR proposals in connection with a binding agreement or other legal requirement to which an issuer has or reasonably may expect to become subject, and consider such proposals on a CASE-BY-CASE basis if the board is not majority independent or corporate governance concerns have been identified.  Generally, except as otherwise provided for herein, vote FOR management proposals to adopt or amend board structures or policies, except consider such proposals on a CASE-BY-CASE basis if the board is not majority independent, corporate governance concerns have been identified, or the proposal may result in a material reduction in shareholders’ rights.

Generally, vote AGAINST shareholder proposals:

•                  Asking that more than a simple majority of directors be independent.

•                  Asking that the independence of the compensation and/or nominating committees be greater than that required by the listing exchange.

•                  Limiting the number of public company boards on which a director may serve.

•                  Seeking to redefine director independence or directors’ specific roles (e.g., responsibilities of the lead director).

•                  Requesting creation of additional board committees or offices, except as otherwise provided for herein.

•                  Limiting the tenure of outside directors or imposing a mandatory retirement age for outside directors (unless the proposal seeks to relax existing standards), but generally vote FOR management proposals in this regard.

Generally, vote FOR shareholder proposals that seek creation of an audit, compensation, or nominating committee of the board, unless the committee in question is already in existence or the issuer has availed itself of an applicable exemption of the listing exchange (e.g., performance

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of relevant functions by a majority of independent directors in lieu of the formation of a separate committee).

Stock Ownership Requirements

Generally, vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.  Vote AGAINST proposals to limit or eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care.  Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.  Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if:

(1)                     The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; and

(2)                     Only if the director’s legal expenses would be covered.

2.                                      Proxy Contests

These proposals should generally be analyzed on a CASE-BY-CASE basis.  Input from the relevant Investment Professional(s) shall be given primary consideration with respect to proposals in connection with proxy contests being considered on behalf of that Fund.

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis.

Reimburse Proxy Solicitation Expenses

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis, generally voting FOR if associated nominees are also supported.

3.                                      Auditors

Ratifying Auditors

Generally, except in cases of poor accounting practices or high non-audit fees, vote FOR management proposals to ratify auditors.  Consider management proposals to ratify auditors on a CASE-BY-CASE basis if the Proxy Advisory Firm cites poor accounting practices.  If fees for non-audit services exceed 50 percent of total auditor fees as described below, consider on a CASE-BY-CASE basis, voting AGAINST management proposals to ratify auditors only if concerns exist that remuneration for the non-audit work is so lucrative as to taint the auditor’s independence.  For purposes of this review, fees deemed to be reasonable, generally non-recurring exceptions to the non-audit fee category (e.g., those related to an IPO) shall be excluded.  Generally vote FOR shareholder proposals asking the issuer to present its auditor annually for ratification.

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Auditor Independence

Generally, consider shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services) on a CASE-BY-CASE basis.

Audit Firm Rotation

Generally, vote AGAINST shareholder proposals asking for mandatory audit firm rotation.

4.                                      Proxy Contest Defenses

Presentation of management and shareholder proposals on the same matter on the same agenda shall not require a Fund to vote FOR one and AGAINST the other.

Board Structure:  Staggered vs. Annual Elections

Generally, vote AGAINST proposals to classify the board or otherwise restrict shareholders’ ability to vote upon directors and FOR proposals to repeal classified boards and to elect all directors annually.

Shareholder Ability to Remove Directors

Generally, vote AGAINST proposals that provide that directors may be removed only for cause.

Generally, vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Generally, vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Generally, vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Cumulative Voting

If the company is controlled or maintains a classified board of directors or a dual class voting structure, generally, vote AGAINST management proposals to eliminate cumulative voting (except that such proposals may be supported irrespective of classification in furtherance of an issuer’s plan to declassify its board or adopt a majority voting standard), and vote FOR shareholder proposals to restore or permit cumulative voting.

Time-Phased Voting

Generally, vote AGAINST proposals to implement, and FOR proposals to eliminate, time-phased or other forms of voting that do not promote a one share, one vote standard.

Shareholder Ability to Call Special Meetings

Generally, vote FOR shareholder proposals that provide shareholders with the ability to call special meetings when either (1) the company does not currently permit shareholders to do so or (2) the existing ownership threshold is greater than 25 percent.

Consider management proposals to permit shareholders to call special meetings on a CASE-BY-CASE basis, generally voting FOR such proposals not opposed by the Proxy Advisory Firm.  Generally vote FOR such proposals if the Proxy Advisory Firm’s sole concern relates to a net-long position requirement.

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Shareholder Ability to Act by Written Consent

Generally, vote AGAINST shareholder proposals seeking the right to act by written consent if the issuer:

(1)                     Permits shareholders to call special meetings;

(2)                     Does not impose supermajority vote requirements; and

(3)                     Has otherwise demonstrated its accountability to shareholders (e.g., the company has reasonably addressed majority-supported shareholder proposals).

Consider management proposals to eliminate the right to act by written consent on a CASE-BY-CASE basis, generally voting FOR if the above conditions are present.

Generally, vote FOR shareholder proposals seeking the right to act by written consent if the above conditions are not present.

Shareholder Ability to Alter the Size of the Board

Generally, vote FOR proposals that seek to fix the size of the board or designate a range for its size.

Generally, vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

5.                                      Tender Offer Defenses

Poison Pills

Generally, vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification, or to redeem its pill in lieu thereof, unless (1) shareholders have approved adoption of the plan, (2) a policy has already been implemented by the company that should reasonably prevent abusive use of the pill, or (3) the board had determined that it was in the best interest of shareholders to adopt a pill without delay, provided that such plan would be put to shareholder vote within twelve months of adoption or expire, and if not approved by a majority of the votes cast, would immediately terminate.

Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill.

Review on a CASE-BY-CASE basis management proposals to approve or ratify a poison pill or any plan or charter amendment (e.g., investment restrictions) that can reasonably be construed as an anti-takeover measure, with voting decisions generally based on the Proxy Advisory Firm’s approach to evaluating such proposals, considering factors such as rationale, trigger level, and sunset provisions.  Votes will generally be cast in a manner that seeks to preserve shareholder value and the right to consider a valid offer, voting AGAINST management proposals in connection with poison pills or anti-takeover activities that do not meet the Proxy Advisory Firm’s standards.

Fair Price Provisions

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

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Greenmail

Generally, vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Review on a CASE-BY-CASE basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Pale Greenmail

Review on a CASE-BY-CASE basis restructuring plans that involve the payment of pale greenmail.

Unequal Voting Rights

Generally, except as otherwise provided for herein, vote AGAINST dual-class exchange offers and dual-class recapitalizations.

Supermajority Shareholder Vote Requirement

Generally, vote AGAINST proposals to require a supermajority shareholder vote and FOR management or shareholder proposals to lower supermajority shareholder vote requirements, unless, for companies with shareholder(s) with significant ownership levels, the Proxy Advisory Firm recommends retention of existing supermajority requirements in order to protect minority shareholder interests.

White Squire Placements

Generally, vote FOR shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

6.                                      Miscellaneous

Amendments to Corporate Documents

Except to align with legislative or regulatory changes or when support is recommended by the Proxy Advisory Firm or relevant Investment Professional(s) (including, for example, as a condition to a major transaction such as a merger), generally, vote AGAINST proposals seeking to remove shareholder approval requirements or otherwise remove or diminish shareholder rights, e.g., by (1) adding restrictive provisions, (2) removing provisions or moving them to portions of the charter not requiring shareholder approval, or (3) in corporate structures such as holding companies, removing provisions in an active subsidiary’s charter that provide voting rights to parent company shareholders.  This policy would also generally apply to proposals seeking approval of corporate agreements or amendments to such agreements that the Proxy Advisory Firm recommends AGAINST because a similar reduction in shareholder rights is requested.

Generally, vote AGAINST proposals for charter amendments that support board entrenchment or may be used as an anti-takeover device (or to further anti-takeover conditions), particularly if the proposal is bundled or the board is classified.

Generally, vote FOR proposals seeking charter or bylaw amendments to remove anti-takeover provisions.

Consider proposals seeking charter or bylaw amendments not addressed under these Guidelines on a CASE-BY-CASE basis.

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Confidential Voting

Generally, vote FOR shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows:

•                  In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy.

•                  If the dissidents agree, the policy remains in place.

•                  If the dissidents do not agree, the confidential voting policy is waived.

Generally, vote FOR management proposals to adopt confidential voting.

Proxy Access

Consider on a CASE-BY-CASE basis proposals to provide shareholders with access to management’s proxy material in order to nominate their own candidates(s) to the board.  Generally, vote AGAINST shareholder proposals, unless significant or multiple corporate governance concerns have been identified.  Generally, vote FOR management proposals also supported by the Proxy Advisory Firm.

Majority Voting Standard

Generally, vote FOR proposals seeking election of directors by the affirmative vote of the majority of votes cast in connection with a meeting of shareholders, provided they contain a plurality carve-out for contested elections, and provided such standard does not conflict with state law in which the company is incorporated.  Generally, vote FOR amendments to corporate documents or other actions in furtherance of a majority standard.  (See also Section 11. Mutual Fund Proxies.)

Bundled Proposals

Except as otherwise provided for herein, review on a CASE-BY-CASE basis bundled or “conditioned” proxy proposals, generally voting AGAINST bundled proposals containing one or more items not supported under these Guidelines if the Proxy Advisory Firm or  relevant Investment Professional(s) deems the negative impact, on balance, to outweigh any positive impact.

Moot Proposals

Generally, vote with the Proxy Advisory Firm’s recommendation to withhold support (AGAINST or ABSTAIN, as appropriate) from a proposal for which support has become moot (e.g., an incentive grant to a person no longer employed by the company.)

Shareholder Advisory Committees

Review on a CASE-BY-CASE basis proposals to establish a shareholder advisory committee.

Reimburse Shareholder for Expenses Incurred

Voting to reimburse expenses incurred in connection with shareholder proposals should be analyzed on a CASE-BY-CASE basis.

Other Business

In connection with proxies of U.S. issuers (e.g., those filing a DEF 14A and considered domestic by the Proxy Advisory Firm), generally vote FOR management proposals for Other Business,

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except when the primary proposal is not supported by a Fund or in connection with a proxy contest in which a Fund is not voting in support of management.

Quorum Requirements

Review on a CASE-BY-CASE basis proposals to lower quorum requirements for shareholder meetings below a majority of the shares outstanding.

Advance Notice for Shareholder Proposals

Generally, vote FOR management proposals related to advance notice period requirements, provided that the period requested is in accordance with applicable law and no material governance concerns have been identified in connection with the issuer.

Multiple Proposals

Multiple proposals of a similar nature presented as options to the course of action favored by management may all be voted FOR, provided that support for a single proposal is not operationally required, no one proposal is deemed superior in the interest of the Fund(s), and each proposal would otherwise be supported under these Guidelines.

7.                                      Capital Structure

Common Stock Authorization

Review proposals to increase the number of shares of common stock authorized for issuance on a CASE-BY-CASE basis.  Except where otherwise indicated, the Proxy Advisory Firm’s proprietary approach of determining appropriate thresholds and, for requests above such allowable threshold, applying a company-specific, qualitative review (e.g., considering rationale and prudent historical usage), will generally be utilized in evaluating such proposals.

Generally, vote FOR:

•                  Proposals to authorize capital increases within the Proxy Advisory Firm’s allowable thresholds or those in excess but meeting Proxy Advisory Firm’s qualitative standards, but consider on a CASE-BY-CASE basis those requests failing the Proxy Advisory Firm’s review for proposals in connection with which a contrary recommendation from the relevant Investment Professional(s) has been received and is to be utilized (e.g., in support of a merger or acquisition proposal).

•                  Proposals to authorize capital increases within the Proxy Advisory Firm’s allowable thresholds or those in excess but meeting Proxy Advisory Firm’s qualitative standards, unless the company states that the stock may be used as a takeover defense.  In those cases, consider on a CASE-BY-CASE basis if a contrary recommendation from the relevant Investment Professional(s) has been received and is to be utilized.

•                  Proposals to authorize capital increases exceeding the Proxy Advisory Firm’s thresholds when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Generally, vote AGAINST:

•                  Proposals to increase the number of authorized shares of a class of stock if the issuance which the increase is intended to service is not supported under these Guidelines.

•                  Nonspecific proposals authorizing excessive discretion to a board.

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Consider management proposals to make changes to the capital structure not otherwise addressed under these Guidelines CASE-BY-CASE, generally voting with the Proxy Advisory Firm’s recommendation unless a contrary recommendation has been received from the relevant Investment Professional(s) and is to be utilized.

Dual Class Capital Structures

Generally, vote AGAINST:

•                  Proposals to create or perpetuate dual class capital structures unless supported by the Proxy Advisory Firm (e.g., to avert bankruptcy or generate non-dilutive financing, and not designed to increase the voting power of an insider or significant shareholder).

•                  Proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual class capital structures.

However, consider such proposals CASE-BY-CASE if (1) bundled with favorable proposal(s), (2) approval of such proposal(s) is a condition of such favorable proposal(s), or (3) part of a recapitalization for which support is recommended by the Proxy Advisory Firm or  relevant Investment Professional(s).

Consider management proposals to eliminate or make changes to dual class capital structures CASE-BY-CASE, generally voting with the Proxy Advisory Firm’s recommendation unless a contrary recommendation has been received from the relevant Investment Professional(s) and is to be utilized.

Generally, vote FOR shareholder proposals to eliminate dual class capital structures unless the relevant Fund owns a class with superior voting rights.

Stock Distributions: Splits and Dividends

Generally, vote FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares falls within the Proxy Advisory Firm’s allowable thresholds, but consider on a CASE-BY-CASE basis those proposals exceeding the Proxy Advisory Firm’s threshold for proposals in connection with which a contrary recommendation from the relevant Investment Professional(s) has been received and is to be utilized.

Reverse Stock Splits

Consider on a CASE-BY-CASE basis management proposals to implement a reverse stock split.  In the event the split constitutes a capital increase effectively exceeding the Proxy Advisory Firm’s allowable threshold because the request does not proportionately reduce the number of shares authorized, consider management’s rationale and/or disclosure, generally voting FOR, but generally not supporting additional requests for capital increases on the same agenda.

Preferred Stock

Review proposals to increase the number of shares of preferred stock authorized for issuance on a CASE-BY-CASE basis, and except where otherwise indicated, generally utilize the Proxy Advisory Firm’s approach for evaluating such proposals.  This approach incorporates both qualitative and quantitative measures, including a review of past performance (e.g., board governance, shareholder returns and historical share usage) and the current request (e.g., rationale, whether shares are blank check and declawed, and dilutive impact as determined through the Proxy Advisory Firm’s proprietary model for assessing appropriate thresholds).

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Generally, vote AGAINST proposals authorizing the issuance of preferred stock or creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock), but vote FOR if the Proxy Advisory Firm or  relevant Investment Professional(s) so recommends because the issuance is required to effect a merger or acquisition proposal.

Generally, vote FOR proposals to issue or create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense.  Generally vote AGAINST in cases where the company expressly states that, or fails to disclose whether, the stock may be used as a takeover defense, but vote FOR if the Proxy Advisory Firm or  relevant Investment Professional(s) so recommends because the issuance is required to address special circumstances such as a merger or acquisition.

Generally, vote FOR proposals to authorize or issue preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

Shareholder Proposals Regarding Blank Check Preferred Stock

Generally, vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

Adjustments to Par Value of Common Stock

Generally, vote FOR management proposals to reduce the par value of common stock, unless doing so raises other concerns not otherwise supported under these Guidelines.

Preemptive Rights

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights or management proposals that seek to eliminate them.  In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.

Debt Restructurings

Review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.

Share Repurchase Programs

Generally, vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms, but vote AGAINST plans with terms favoring selected parties.  This policy shall also apply to companies incorporated outside the U.S. if they are listed on a U.S. exchange and treated as a U.S. domestic issuer by the Securities and Exchange Commission (“SEC”).

Generally, vote FOR management proposals to cancel repurchased shares.

Generally, vote AGAINST proposals for share repurchase methods lacking adequate risk mitigation or exceeding appropriate volume or duration parameters for the market.

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Consider shareholder proposals seeking share repurchase programs on a CASE-BY-CASE basis, with input from the relevant Investment Professional(s) to be given primary consideration.

Tracking Stock

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis.

8.                                      Executive and Director Compensation

Except as otherwise provided for herein, votes with respect to compensation and employee benefit plans, or the issuance of shares in connection with such plans, should be determined on a CASE-BY-CASE basis, with voting decisions generally based on the Proxy Advisory Firm’s approach to evaluating such plans, which includes determination of costs and comparison to an allowable cap, except as otherwise provided herein.

•                  Generally, vote in accordance with the Proxy Advisory Firm’s recommendations FOR equity-based plans with costs within such cap and AGAINST those with costs in excess of it, except that plans above the cap may be supported if so recommended by the Proxy Advisory Firm or relevant Investment Professional(s) as a condition to a major transaction such as a merger.

•                  Generally, vote AGAINST plans if the Proxy Advisory Firm suggests cost or dilution assessment may not be possible due to the method of disclosing shares allocated to the plan(s).

•                  Generally, vote AGAINST equity-based plans whose awards further a misalignment between CEO pay and performance with regard to shareholder value, including where pay appears unreasonably insulated from performance conditions and/or awards under the plan are concentrated among named executive officers.

•                  Generally, vote AGAINST plans with inadequate disclosure regarding vesting or performance requirements.  However, except as otherwise provided herein, consider plans CASE-BY-CASE if the Proxy Advisory Firm questions the form or stringency of the vesting or performance criteria.

•                  Generally, vote FOR plans with costs within the cap if the primary concerns raised by the Proxy Advisory Firm pertain to matters that would not result in a negative vote under these Guidelines on a management say on pay proposal or the relevant board or committee member(s).

•                  Generally, vote AGAINST plans administered by potential grant recipients.

•                  Generally, vote AGAINST proposals to eliminate existing shareholder approval requirements for material plan changes, unless the company has provided a reasonable rationale and/or adequate disclosure regarding the requested changes.

•                  Generally vote AGAINST long-term incentive plans that are inadequately aligned with shareholders because the performance period is too short or they lack an appropriate equity component, except that such cases will be considered CASE-BY-CASE in connection with executives already holding significant equity positions.

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•                  Generally, vote AGAINST plans that contain an overly liberal change in control definition (e.g., does not result in actual change in control or results in a change in control but does not terminate the employment relationship).

•                  Consider plans CASE-BY-CASE if the Proxy Advisory Firm raises other considerations not otherwise provided for herein.

Management Proposals Seeking Approval to Reprice Options

Review on a CASE-BY-CASE basis management proposals seeking approval to reprice, replace, or exchange options, considering factors such as rationale, historic trading patterns, value-for-value exchange, vesting periods, and replacement option terms.  Generally, vote FOR proposals that meet the Proxy Advisory Firm’s criteria for acceptable repricing, replacement, or exchange transactions.  Generally, vote AGAINST compensation plans that (1) permit or may permit (e.g., history of repricing and no express prohibition against future repricing) repricing of stock options, or any form or alternative to repricing, without shareholder approval, (2) include provisions that permit repricing, replacement, or exchange transactions that do not meet the Proxy Advisory Firm’s criteria, or (3) give the board sole discretion to approve option repricing, replacement, or exchange programs.

Director Compensation

Votes on stock-based plans for directors are made on a CASE-BY-CASE basis, with voting decisions generally based on the Proxy Advisory Firm’s quantitative approach described above as well as a review of qualitative features of the plan when costs exceed the Proxy Advisory Firm’s threshold.

Employee Stock Purchase Plans

Votes on employee stock purchase plans, and capital issuances in support of such plans, should be made on a CASE-BY-CASE basis, with voting decisions generally based on the Proxy Advisory Firm’s approach to evaluating such plans.

OBRA-Related Compensation Proposals

Votes on plans intended to qualify for favorable tax treatment under the provisions of Section 162(m) of OBRA should be evaluated irrespective of the Proxy Advisory Firm’s assessment of board independence, provided that the board meets the independence requirements of the relevant listing exchange and no potential recipient under the plan(s) sits on the committee that exercises discretion over the related compensation awards.  Unless the issuer has provided a compelling rationale, generally vote with the Proxy Advisory Firm’s recommendations AGAINST plans that include practices or features not supported under these Guidelines or deliver excessive compensation that fails to qualify for favorable tax treatment.

Amendments that Place a Cap on Annual Grants or Amend Administrative Features

Generally, vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

Amendments to Add Performance-Based Goals

Generally, vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA, unless they are clearly inappropriate.

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Amendments to Increase Shares and Retain Tax Deductions Under OBRA

Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a CASE-BY-CASE basis, generally voting FOR such plans that do not raise any negative concerns under these Guidelines.

Approval of Cash or Cash-and-Stock Bonus Plans

Generally, vote FOR cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA, with primary consideration given to management’s assessment that such plan meets the requirements for exemption of performance-based compensation.  However, consider CASE-BY-CASE when broader compensation concerns exist.

Shareholder Proposals Regarding Executive and Director Pay

Unless evidence exists of abuse in historical compensation practices, and except as otherwise provided for herein, generally vote AGAINST shareholder proposals that seek to impose new compensation structures or policies.

Severance and Termination Payments

Generally, vote FOR shareholder proposals to have parachute arrangements submitted for shareholder ratification (with “parachutes” defined as compensation arrangements related to termination that specify change in control events) and provided that the proposal does not include unduly restrictive or arbitrary provisions such as advance approval requirements.

Generally, vote FOR shareholder proposals seeking double triggers on change in control cash severance provisions.

Consider on a CASE-BY-CASE basis proposals seeking a specific treatment (e.g., double trigger or pro-rata) of equity that vests upon change in control.  Generally vote FOR management proposals, unless evidence exists of abuse in historical compensation practices.  Generally vote AGAINST shareholder proposals regarding the treatment of equity if the change in control cash severance provisions are double-triggered and the company has provided a reasonable rationale regarding the treatment of equity.

Generally vote FOR shareholder proposals to submit executive severance agreements for shareholder ratification, if such proposals specify change in control events, Supplemental Executive Retirement Plans, or deferred executive compensation plans, or if ratification is required by the listing exchange.

Review on a CASE-BY-CASE basis all proposals to approve, ratify, or cancel executive severance or termination arrangements, including those related to executive recruitment or retention.  Generally vote FOR such compensation arrangements if:

(1)                     The primary concerns raised by the Proxy Advisory Firm would not result in a negative vote under these Guidelines on a management say on pay proposal or the relevant board or committee member(s);

(2)                     The issuer has provided adequate rationale and/or disclosure; or

(3)                     Support is recommended by the Proxy Advisory Firm or relevant Investment Professional(s) (e.g., as a condition to a major transaction such as a merger).

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However, vote in accordance with the Proxy Advisory Firm’s recommendations AGAINST new or materially amended plans, contracts, or payments that include single trigger change in control cash severance provisions or do not require an actual change in control in order to be triggered.

Consider on a CASE-BY-CASE basis any parachute arrangement proposals opposed by the Proxy Advisory Firm due to single trigger equity acceleration or legacy single trigger change in control cash severance provisions.  Generally vote FOR such proposals, unless:  (1) the total payout to the named executive officers is deemed excessive versus the transaction equity value of the merger, (2) the single-triggered component of the payout is excessive versus the total payout, or (3) the arrangements contain an overly liberal change in control definition.

Employee Stock Ownership Plans (ESOPs)

Generally, vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares).

401(k) Employee Benefit Plans

Generally, vote FOR proposals to implement a 401(k) savings plan for employees.

Holding Periods

Generally, vote AGAINST proposals requiring mandatory periods for officers and directors to hold company stock.

Advisory Votes on Executive Compensation (Say on Pay)

Generally, management proposals seeking ratification of the company’s compensation program will be voted FOR unless the program includes practices or features not supported under these Guidelines (including those referenced under Section 1. The Board of Directors, Compensation Practices) and the proposal receives a negative recommendation from the Proxy Advisory Firm.  Unless otherwise provided for herein, proposals not receiving the Proxy Advisory Firm’s support due to concerns regarding incentive structures, severance/termination payments, or vesting or performance criteria not otherwise supported by these Guidelines will be considered on a CASE-BY-CASE basis, factoring in whether the issuer has made improvements to its overall compensation program, and generally voting FOR if CEO pay appears aligned with performance and/or the company has provided a reasonable rationale and/or adequate disclosure regarding the matter(s) under consideration.  For say on pay proposals not supported by the Proxy Advisory Firm and referencing incentive plan concerns:

(1)                     Short-term incentive plans:  Proposals will be considered on a CASE-BY-CASE basis if they cite short-term incentive plans over which the board has exercised discretion to exclude extraordinary items, and voted AGAINST if treatment of such items has been inconsistent (e.g., exclusion of losses but not gains).

(2)                     Long-term incentive plans:  Proposals will be voted AGAINST if they cite long-term incentive plans that are inadequately aligned with shareholders because the performance period is too short or they lack an appropriate equity component (e.g., overly cash-based plans), except that the latter will be considered CASE-BY-CASE in connection with executives already holding significant equity positions.

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Generally, vote AGAINST proposals when named executives have material input into setting their own compensation.

Generally, vote AGAINST proposals presented by issuers subject to Troubled Asset Relief Program (TARP) provisions if there is inadequate discussion of the process for ensuring that incentive compensation does not encourage excessive risk-taking.

Frequency of Advisory Votes on Executive Compensation

Generally, support proposals seeking an annual say on pay and oppose those seeking a less frequent say on pay.

9.                                      State of Incorporation

Voting on State Takeover Statutes

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation should be examined on a CASE-BY-CASE basis, generally supporting management proposals not assessed as a (1) potential takeover defense or (2) significant reduction of minority shareholder rights that outweigh the aggregate positive impact, but if so assessed, weighing management’s rationale for the change.  Generally, vote FOR management reincorporation proposals upon which another key proposal, such as a merger transaction, is contingent if the other key proposal is also supported.  Generally, vote AGAINST shareholder reincorporation proposals not also supported by the company.

10.                               Mergers and Corporate Restructurings

Input from the relevant Investment Professional(s) shall be given primary consideration with respect to proposals regarding business combinations, particularly those between otherwise unaffiliated parties, or other corporate restructurings being considered on behalf of that Fund.

Generally, vote FOR a proposal not typically supported under these Guidelines if a key proposal, such as a merger transaction, is contingent upon its support and a vote FOR is accordingly recommended by the Proxy Advisory Firm or relevant Investment Professional(s).

Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, with voting decisions generally based on the Proxy Advisory Firm’s approach to evaluating such proposals if no input is provided by the relevant Investment Professional(s).

Corporate Restructurings

Votes on corporate restructuring proposals, including demergers, minority squeezeouts, leveraged buyouts, spinoffs, liquidations, dispositions, divestitures, and asset sales, should be considered on a CASE-BY-CASE basis, with voting decisions generally based on the Proxy Advisory Firm’s approach to evaluating such proposals if no input is provided by the relevant Investment Professional(s).

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Adjournment

Generally, vote FOR proposals to adjourn a meeting to provide additional time for vote solicitation when the primary proposal, such as a merger or corporate restructuring, is also supported.  Absent such a proposal, vote FOR adjournment if all other proposals are supported and AGAINST if all others are opposed.  Under any other circumstances, consider on a CASE-BY-CASE basis.

Appraisal Rights

Generally, vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

Changing Corporate Name

Generally, vote FOR changing the corporate name.

11.                               Mutual Fund Proxies

Approving New Classes or Series of Shares

Generally, vote FOR the establishment of new classes or series of shares.

Authorizing the Board to Hire and Terminate Sub-Advisers Without Shareholder Approval

Generally, vote FOR these proposals.

Master-Feeder Structure

Generally, vote FOR the establishment of a master-feeder structure.

Establish Director Ownership Requirement

Generally, vote AGAINST shareholder proposals for the establishment of a director ownership requirement.

The matters below should be examined on a CASE-BY-CASE basis:

•                  Election of Directors

•                  Converting Closed-end Fund to Open-end Fund

•                  Proxy Contests

•                  Investment Advisory Agreements

•                  Preferred Stock Proposals

•                  1940 Act Policies

•                  Changing a Fundamental Restriction to a Nonfundamental Restriction

•                  Change Fundamental Investment Objective to Nonfundamental

•                  Name Rule Proposals

•                  Disposition of Assets/Termination/Liquidation

•                  Changes to the Charter Document

•                  Changing the Domicile of a Fund

•                  Change in Fund’s Subclassification

•                  Distribution Agreements

•                  Mergers

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•                  Reimburse Shareholder for Expenses Incurred

•                  Terminate the Investment Adviser

•                  Majority Voting Proposals

12.                               Social and Environmental Issues

Boards of directors and company management are responsible for guiding the corporation in connection with matters that are most often the subject of shareholder proposals on social and environmental issues:  ensuring that the companies they oversee comply with applicable legal, regulatory and ethical standards, effectively managing risk, and assessing and addressing matters that may have a financial impact on shareholder value.  The Funds will generally vote in accordance with the board’s recommendation on such proposals unless it appears both that the stewardship noted above has fallen short and the issue is material to the company.  The former may be evidenced by the company’s failure to align its actions and disclosure with market practice and that of its peers, or the company’s having been subject to significant controversies, litigation, fines, or penalties in connection with the relevant issue.  Such instances will be considered CASE-BY-CASE.  The Funds will generally vote AGAINST shareholder proposals seeking to dictate corporate conduct, impose excessive costs or restrictions, duplicate policies already substantially in place, or release information that would not help a shareholder evaluate an investment in the corporation as an economic matter.  The Funds may ABSTAIN from voting on shareholder proposals where application of the Guidelines is unclear.  This may include cases where the concerns raised are considered valid but the policies or actions requested are not deemed appropriate or the issues are not clearly relevant to corporate performance or are not deemed appropriate for shareholder consideration.

13.                               International Proxies

Companies incorporated outside the U.S. shall generally be subject to the foregoing U.S. Guidelines if they are listed on a U.S. exchange and treated as a U.S. domestic issuer by the SEC.  Where applicable and not provided for otherwise herein, certain U.S. Guidelines may also be applied to companies incorporated outside the U.S., e.g., companies with a significant base of U.S. operations and employees.  However, the following provide for differing regulatory and legal requirements, market practices, and political and economic systems existing in various international markets.

Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote AGAINST international proxy proposals when the Proxy Advisory Firm recommends voting AGAINST such proposal because relevant disclosure by the issuer, or the time provided for consideration of such disclosure, is inadequate.  For purposes of these international Guidelines, “AGAINST” shall mean withholding of support for a proposal, resulting in submission of a vote of AGAINST or ABSTAIN, as appropriate for the given market and level of concern raised by the Proxy Advisory Firm regarding the issue or lack of disclosure or time provided.

In connection with practices described herein that are associated with a firm AGAINST vote, it shall generally be the policy of the Funds to consider them on a CASE-BY-CASE basis if the Proxy Advisory Firm recommends their support (1) as the issuer or market transitions to better practices (e.g., having committed to new regulations or governance codes) or (2) as the more favorable choice when shareholders must choose between alternate proposals.

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Routine Management Proposals

Generally, vote FOR the following and other similar routine management proposals:

•                  the opening of the shareholder meeting

•                  that the meeting has been convened under local regulatory requirements

•                  the presence of quorum

•                  the agenda for the shareholder meeting

•                  the election of the chair of the meeting

•                  the appointment of shareholders to co-sign the minutes of the meeting

•                  regulatory filings (e.g., to effect approved share issuances)

•                  the designation of inspector or shareholder representative(s) of minutes of meeting

•                  the designation of two shareholders to approve and sign minutes of meeting

•                  the allowance of questions

•                  the publication of minutes

•                  the closing of the shareholder meeting

Consider proposals seeking authority to call shareholder meetings on less than 21 days’ notice on a CASE-BY-CASE basis, with voting decisions generally based on the Proxy Advisory Firm’s approach to consider whether the issuer has provided clear disclosure of its compliance with any hurdle conditions for the authority imposed by applicable law and has historically limited its use of such authority to time-sensitive matters.

Discharge of Management/Supervisory Board Members

Generally, vote FOR management proposals seeking the discharge of management and supervisory board members, unless the Proxy Advisory Firm recommends AGAINST due to concern about the past actions of the company’s auditors or directors or legal action is being taken against the board by other shareholders, including when the proposal is bundled.  Generally do not withhold support from such proposals in connection with remuneration practices otherwise supported under these Guidelines or as a means of expressing disapproval of broader practices of the issuer or its board.

Director Elections

Unless otherwise provided for herein, the Proxy Advisory Firm’s standards with respect to determining director independence shall apply.  These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.

Agreement with the Proxy Advisory Firm’s independence standards shall not dictate that a Fund’s vote shall be cast according to the Proxy Advisory Firm’s corresponding recommendation.  Further, unless otherwise provided for herein, the application of Guidelines in connection with such standards shall apply only when the nominee’s level of independence can be ascertained based on available disclosure.  These policies generally apply to director nominees in uncontested elections; votes in contested elections, and votes on director nominees not subject to policies described herein, should be made on a CASE-BY-CASE basis, with primary consideration in contested elections given to input from the relevant Investment Professional(s).

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For issuers domiciled in Finland, France, Ireland, the Netherlands, Sweden, or tax haven markets, generally vote AGAINST non-independent directors opposed by the Proxy Advisory Firm when the full board serves as the audit or remuneration (compensation) committee, or the company does not have an audit or remuneration (compensation) committee.

For issuers in all markets, vote AGAINST non-independent nominees to the audit committee, as well as bundled slates including such nominees, unless the Proxy Advisory Firm otherwise recommends support (e.g., due to market practices or requirements).  If the slate is bundled and audit committee membership is unclear or proposed as a separate agenda item, vote FOR if the Proxy Advisory Firm otherwise recommends support.  For Canadian issuers, the Funds’ U.S. Guidelines with respect to audit committees shall apply.  For issuers in all markets, nominees (or slates of nominees) will be voted AGAINST if opposed by the Proxy Advisory Firm for failing to disclose audit fees broken down by category.  If the Proxy Advisory Firm opposes audit committee members because fees for non-audit services (excluding significant, one-time events) exceed 50 percent of total auditor fees, the provisions under Section 13. Ratification of Auditors and Approval of Auditors’ Fees shall apply.

For issuers in all markets, vote AGAINST non-independent nominees who sit on the remuneration (compensation) committee, as well as bundled slates including such nominees, unless the Proxy Advisory Firm otherwise recommends support (e.g., due to market practices or requirements).  If the slate is bundled and remuneration committee membership is unclear or proposed as a separate agenda item, vote FOR if the Proxy Advisory Firm otherwise recommends support.  For Canadian issuers, the Funds’ U.S. Guidelines with respect to compensation committees shall apply.

Generally, vote FOR non-independent directors when the full board serves as the nominating committee, or the company does not have a nominating committee, if the board meets the applicable independence requirements of the relevant listing exchange.  Vote FOR non-independent directors who sit on the nominating committee if such committee meets the applicable independence requirements of the relevant listing exchange.

Generally follow the Proxy Advisory Firm’s recommendations to vote AGAINST individuals nominated as outside/non-executive directors who do not meet the Proxy Advisory Firm’s standard for independence, unless the slate of nominees is bundled and includes independent nominees, in which case the proposal(s) to elect board members shall be considered on a CASE-BY-CASE basis.

Generally follow the Proxy Advisory Firm’s standards for withholding support (AGAINST or ABSTAIN, as appropriate) from bundled slates or non-independent directors (typically, but not always, excluding the CEO), as applicable, if the board does not meet the Proxy Advisory Firm’s independence standards or the board’s independence cannot be ascertained due to inadequate disclosure.

For issuers in Italy presenting multiple slates of directors (voto di lista), generally withhold support (AGAINST or ABSTAIN, as appropriate) from all slates until nominee names are disclosed, and upon disclosure, generally follow the Proxy Advisory Firm’s standards for assessing which slate is best suited to represent shareholder interests.

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For issuers in Japan, generally follow the Proxy Advisory Firm’s recommendations in furtherance of greater board independence and minority shareholder protections, including:

•                  At companies with controlling shareholders, if the board after the shareholder meeting does not include at least two directors deemed independent under the Proxy Advisory Firm’s standards, generally vote AGAINST reelection of top executives.

•                  At companies with a three-committee structure, generally vote AGAINST (1) outside director nominees not deemed independent under the Proxy Advisory Firm’s standards if the board after the shareholder meeting is not majority independent and (2) non-independent directors on the nominating committee if the board does not include at least two directors deemed independent under the Proxy Advisory Firm’s standards.

•                  At all companies, vote AGAINST the top executive if the board does not include at least one outside director.

Consider on a CASE-BY-CASE basis any nominee whom the Proxy Advisory Firm cites as having failed to implement a majority-approved shareholder proposal.  Vote FOR if the shareholder proposal has been reasonably addressed.  Vote AGAINST if the shareholder proposal is supported under these Guidelines and the board has not disclosed a credible rationale for not implementing the proposal.

Generally, withhold support (AGAINST or ABSTAIN, as appropriate) from nominees or slates of nominees opposed by the Proxy Advisory Firm because they are presented in a manner not aligned with market best practice and/or regulation, including:

•                  Bundled slates of nominees (e.g., Canada, France, Hong Kong, or Spain);

•                  Simultaneous reappointment of retiring directors (e.g., South Africa);

•                  In markets with term lengths capped by regulation or market practice, nominees whose terms exceed the caps or are not disclosed; or

•                  Nominees whose names are not disclosed in advance of the meeting or far enough in advance relative to voting deadlines to make an informed voting decision.

Generally vote FOR nominees without regard to recommendations that the position of chairman should be separate from that of CEO or otherwise required to be independent, unless other concerns requiring CASE-BY-CASE consideration have been raised.  The latter would include former CEOs proposed as board chairmen in markets such as the United Kingdom for which best practice and the Proxy Advisory Firm recommend against such practice.

When cumulative or net voting applies, generally vote with the Proxy Advisory Firm’s recommendation to support nominees asserted by the issuer to be independent, irrespective of audit committee membership, even if independence disclosure or criteria fall short of Proxy Advisory Firm’s standards.

Consider nominees for whom the Proxy Advisory Firm has raised concerns regarding scandals or internal controls on a CASE-BY-CASE basis, generally supporting nominees or slates of nominees unless:

•                  The scandal or shortfall in controls took place at the company, or an affiliate, for which the nominee is being considered;

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•                  Culpability can be attributed to the nominee (e.g., nominee manages or audits the relevant function); and

•                  The nominee has been directly implicated, with resulting arrest and criminal charge or regulatory sanction.

Consider non-independent nominees on a CASE-BY-CASE basis when the Proxy Advisory Firm has raised concerns regarding diminished shareholder value as evidenced by a significant drop in share price, generally voting with Proxy Advisory Firm’s recommendation AGAINST such nominees when few, if any, outside directors are present on the board and:

•                  The founding family has retained undue influence over the company despite a history of scandal or problematic controls;

•                  The nominees have engaged in protectionist activities such as introduction of a poison pill or preferential and/or dilutive share issuances; or

•                  Evidence exists regarding compliance or accounting shortfalls.

If the Proxy Advisory Firm recommends withholding support due to other material failures or egregious actions, the Funds’ U.S. Guidelines with respect to such issues shall apply.

Consider nominees serving on the remuneration committee on a CASE-BY-CASE basis if the Proxy Advisory Firm recommends withholding support from nominees in connection with remuneration practices not otherwise supported by these Guidelines, including cases in which the issuer has not followed market practice by submitting a resolution on executive compensation.  For Canadian issuers, the Funds’ U.S. Guidelines with respect to Section 1. Voting on Director Nominees in Uncontested Elections, Compensation Practices, shall apply.

For issuers in markets in which it is common practice for nominees’ attendance records to be disclosed, the Funds’ U.S. Guidelines with respect to director attendance shall apply.  The same two-year attendance policy shall be applied regarding attendance by directors and statutory auditors of Japanese companies if year-over-year data can be tracked by nominee.

Consider self-nominated or shareholder-nominated director candidates on a CASE-BY-CASE basis, with voting decisions generally based on the Proxy Advisory Firm’s approach to evaluating such candidates, except that (1) an unqualified candidate will generally not be supported simply to effect a “protest vote,” (2) a candidate will generally not be supported if the candidate’s agenda is not in line with the long-term best interests of the company, and (3) cases of multiple self-nominated candidates may be considered as a proxy contest if similar issues are raised (e.g., potential change in control).

Generally vote FOR nominees without regard to “over-boarding” issues raised by the Proxy Advisory Firm unless other concerns requiring CASE-BY-CASE consideration have been raised.

In cases where a director holds more than one board seat and corresponding votes, manifested as one seat as a physical person plus an additional seat as a representative of a legal entity, generally vote with the Proxy Advisory Firm’s recommendation to withhold support (AGAINST or ABSTAIN, as appropriate) from the legal entity and vote on the physical person.

Generally, vote with the Proxy Advisory Firm’s recommendation to withhold support (AGAINST or ABSTAIN, as appropriate) from nominees for whom support has become moot

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since the time the individual was nominated (e.g., due to death, disqualification, or determination not to accept appointment).

Generally, vote with the Proxy Advisory Firm’s recommendation when more candidates are presented than available seats and no other provisions under these Guidelines apply.

Board Structure

Generally, vote FOR proposals to fix board size, but vote AGAINST if the Proxy Advisory Firm opposes due to corporate governance, anti-takeover, or board independence concerns.  Generally, vote FOR proposals seeking a board range if the range is reasonable in the context of market practice and anti-takeover considerations.  Proposed article amendments in this regard shall be considered on a CASE-BY-CASE basis, with voting decisions generally based on the Proxy Advisory Firm’s approach to evaluating such proposals.  Consider other proposals regarding board structure or policies on a CASE-BY-CASE basis, voting AGAINST if they promote practices not supported under these Guidelines.

For Japanese issuers, generally, follow the Proxy Advisory Firm’s approach to proposals seeking a board structure that would provide greater independence oversight of management and the board.

Director and Officer Indemnification and Liability Protection

Generally, vote in accordance with the Proxy Advisory Firm’s standards for indemnification and liability protection for officers and directors, voting AGAINST overly broad provisions.

Independent Statutory Auditors

With respect to Japanese companies that have not adopted the three-committee structure, vote AGAINST any nominee to the position of “independent statutory auditor” whom the Proxy Advisory Firm considers affiliated, e.g., if the nominee has worked a significant portion of his career for the company, its main bank, or one of its top shareholders.  Where shareholders must vote on multiple nominees in a single resolution, vote AGAINST all nominees.  When multiple slates of statutory auditors are presented, generally vote with the Proxy Advisory Firm’s recommendation, typically to support nominees deemed to be more independent and/or aligned with interests of minority shareholders.

Generally, vote AGAINST incumbent nominees at companies implicated in scandals or exhibiting poor internal controls.

Key Committees

Generally, except where market practice otherwise dictates, vote AGAINST proposals that permit non-board members to serve on the audit, remuneration (compensation), or nominating committee, provided that bundled slates, if otherwise acceptable under these Guidelines, may be supported if no slate nominee serves on the relevant committee(s).  If not otherwise addressed under these Guidelines, consider other negative recommendations from the Proxy Advisory Firm regarding committee members on a CASE-BY-CASE basis.

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Director and Statutory Auditor Remuneration

Consider director compensation plans on a CASE-BY-CASE basis, with voting decisions generally based on the Proxy Advisory Firm’s approach to evaluating such proposals, while also factoring in the merits of the rationale and disclosure provided.

Generally, vote FOR proposals to approve the remuneration of directors and auditors as long as the amount is not excessive (e.g., significant increases should be supported by adequate rationale and disclosure), there is no evidence of abuse, the recipient’s overall compensation appears reasonable, and the board and/or responsible committee meet exchange or market standards for independence.

For European issuers, vote AGAINST non-executive director remuneration if:

•                  The advance general meeting documents do not specify fees paid to non-executive directors;

•                  The company seeks to excessively increase the fees relative to market or sector practices without providing a reasonable rationale for the increase; or

•                  It provides for granting of stock options or similarly structured equity-based compensation.

For Toronto Stock Exchange (TSX) issuers, the Proxy Advisory Firm’s limits with respect to equity awards to non-employee directors shall apply.

Bonus Payments

With respect to Japanese companies, generally follow the Proxy Advisory Firm’s guidelines on retirement and annual bonus payments, which include voting FOR retirement bonus proposals if all payments are for directors or auditors who have served as executives of the company and AGAINST such proposals if any payments are for outsiders, except when deemed appropriate by the Proxy Advisory Firm, provided that no payments shall be supported unless the individual or aggregate amounts are disclosed.  In all markets, if issues have been raised regarding a scandal or internal controls, generally vote AGAINST bonus proposals for retiring directors or continuing directors or auditors when culpability can be attributed to the nominee (e.g., if a Fund is also voting AGAINST the nominee under criteria herein regarding issues of scandal or internal controls), unless bundled with bonuses for a majority of directors or auditors a Fund is voting FOR.

Stock Option Plans for Independent Internal Statutory Auditors

With respect to Japanese companies, follow the Proxy Advisory Firm’s guidelines with respect to proposals regarding option grants to independent internal statutory auditors or other outside parties, generally voting AGAINST such plans.

Amendment Procedures for Equity Compensation Plans and Employee Share Purchase Plans (ESPPs)

For TSX issuers, votes with respect to amendment procedures for security-based compensation arrangements and ESPPs shall generally be cast in a manner designed to preserve shareholder approval rights, with voting decisions generally based on the Proxy Advisory Firm’s recommendation.

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Compensation Plans and Shares Reserved for Equity Compensation Plans

Unless otherwise provided for herein, votes with respect to equity compensation plans (e.g., option, warrant, restricted stock, or employee share purchase plans or participation in company offerings such as IPOs or private placements) or awards thereunder, the issuance of shares in connection with such plans, cash-based plans where appropriate, or related management proposals (e.g., article amendments), should be determined on a CASE-BY-CASE basis, with voting decisions generally based on the Proxy Advisory Firm’s approach to evaluating such proposals, considering quantitative or qualitative factors as appropriate for the market and utilizing the Proxy Advisory Firm’s methodology, including classification of a company’s stage of development as growth or mature and the corresponding determination as to reasonability of the share requests.

Generally, vote AGAINST proposals that:

•                  Exceed Proxy Advisory Firm’s recommended burn rates or dilution limits, including cases in which the Proxy Advisory Firm suggests dilution cannot be fully assessed (e.g., due to inadequate disclosure);

•                  Provide deep or near-term discounts (or the equivalent, such as dividend equivalents on unexercised options) to executives or directors, unless discounts to executives are deemed by the Proxy Advisory Firm to be adequately mitigated by other requirements such as long-term vesting or performance requirements (e.g., Japan) or broad-based employee participation otherwise meeting the Proxy Advisory Firm’s standards (e.g., France);

•                  Are administered with discretion by potential grant recipients, unless such discretion is deemed acceptable due to market practice or other mitigating provisions;

•                  Provide for retirement benefits or equity incentive awards to outside directors if not in line with market practice (e.g., Australia, Belgium, or The Netherlands);

•                  Permit financial assistance to executives, directors, subsidiaries, affiliates, or related parties under conditions not supported by the Proxy Advisory Firm (e.g., misaligned with shareholders’ interests and/or posing excessive risk or independence concerns);

•                  For matching share plans, do not meet the Proxy Advisory Firm’s standards, considering holding period, discounts, dilution, participation, purchase price, and performance criteria;

•                  Provide for vesting upon change in control if deemed to evidence a potential conflict of interest or anti-takeover device or if the change in control definition is too liberal (e.g., does not result in actual change in control);

•                  Provide inadequate disclosure regarding vesting or performance requirements.

•                  Include vesting or performance periods that do not meet market standards (or the Proxy Advisory Firm’s standards where market standards are unclear);

•                  Permit post-employment vesting or exercise if deemed inappropriate by the Proxy Advisory Firm;

•                  Allow plan administrators to make material amendments without shareholder approval unless adequate prior disclosure has been provided, with such voting decisions generally based on the Proxy Advisory Firm’s approach to evaluating such plans;

•                  Provide for contract or notice periods or severance/termination payments that exceed market practice, e.g., relative to multiples of annual compensation;

50

•                  Promote a pay practice (or combination of practices) not otherwise supported under these Guidelines that appears to diminish accountability to shareholders and/or has created a misalignment between CEO pay and performance with regard to shareholder value; or

•                  Provide for retesting in connection with achievement of performance hurdles unless the Proxy Advisory Firm’s analysis indicates that (1) performance targets are adequately increased in proportion to the additional time available, (2) the retesting is de minimis as a percentage of overall compensation or is acceptable relative to market practice, or (3) the issuer has committed to cease retesting within a reasonable period of time.

Generally, vote FOR such plans/awards or the related issuance of shares that (1) do not suffer from the defects noted above or (2) otherwise meet the Proxy Advisory Firm’s tests if the considerations raised by the Proxy Advisory Firm pertain primarily to vesting provisions, performance hurdles, discretionary bonuses, recruitment awards, retention incentives, non-compete payments, severance/termination payments, or incentive structures if:

(1)                     The company has provided adequate disclosure and/or a reasonable rationale regarding the relevant plan/award, practice, or participation;

(2)                     The recipient’s overall compensation appears reasonable;

(3)                     Potential payments or awards are not so significant (individually or collectively) as to potentially influence an executive’s decision-making (e.g., to enter into a transaction that will result in a change of control payment) or to effectively act as a poison pill; and

(4)                     The board and/or responsible committee meet exchange or market standards for independence.

Unless otherwise provided for herein, market practice of the primary country in which a company does business or competes for talent, or in which an employee is serving, as applicable, shall supersede that of the issuer’s domicile.

Consider proposals in connection with such plans or the related issuance of shares in other instances on a CASE-BY-CASE basis.

Remuneration Reports (Advisory Votes on Executive Compensation)

Generally, withhold support (AGAINST or ABSTAIN as appropriate for specific market and level of concerns identified) from remuneration reports/advisory votes on compensation that include compensation plans that:

(1)                     Permit practices or features not supported under these Guidelines, including conditions described under Compensation Plans and Shares Reserved for Equity Compensation Plans above;

(2)                     Permit retesting excessive relative to market practice (irrespective of the Proxy Advisory Firm’s support for the report as a whole);

(3)                     Cite long-term incentive plans deemed to be inadequately aligned with shareholders because the performance period is too short or they lack an appropriate equity component (e.g., overly cash-based plans), except that the latter will be considered CASE-BY-CASE in connection with executives already holding significant equity positions;

(4)                     Cite equity award valuation methods triggering a negative recommendation from the Proxy Advisory Firm;

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(5)                     Include components, metrics, or rationales that have not been disclosed in line with market practice (although retrospective disclosure may be considered adequate);

(6)                     For issuers in Australia, permit open market purchase of shares in support of equity grants in lieu of seeking shareholder approval, but only if the issuer has a history of significant negative votes when formally seeking approval for such grants; or

(7)                     Include provisions for retirement benefits or equity incentive awards to outside directors if not in line with market practice, except that reports will generally be voted FOR if contractual components are reasonably aligned with market practices on a going-forward basis (e.g., existing obligations related to retirement benefits or terms contrary to evolving standards would not preclude support for the report).

Reports receiving the Proxy Advisory Firm’s support and not triggering the concerns cited above will generally be voted FOR.  Unless otherwise provided for herein, reports not receiving the Proxy Advisory Firm’s support due to concerns regarding vesting provisions, performance hurdles, discretionary bonuses, recruitment awards, retention incentives, non-compete payments, severance/termination payments, or incentive structures not otherwise supported by these Guidelines shall be considered on a CASE-BY-CASE basis, generally voted FOR if:

(1)                     The company has provided a reasonable rationale and/or adequate disclosure regarding the matter(s) under consideration;

(2)                     The recipient’s overall compensation appears reasonable;

(3)                     Potential payments or awards are not so significant (individually or collectively) as to potentially influence an executive’s decision-making (e.g., to enter into a transaction that will result in a change of control payment) or to effectively act as a poison pill; and

(4)                     The board and/or responsible committee meet exchange or market standards for independence.

Reports with typically unsupported features may be voted FOR when the Proxy Advisory Firm recommends their initial support as the issuer or market transitions to better practices (e.g., having committed to new regulations or governance codes).

Proposals to Provide an Advisory Vote on Executive Compensation

For issuers in Canada, generally support proposals seeking a say on pay, with a preference for an annual vote.

Shareholder Proposals Regarding Executive and Director Pay

Except as otherwise provided for herein, the Funds’ U.S. Guidelines with respect to shareholder proposals regarding executive and director pay shall generally apply.

General Share Issuances

Unless otherwise provided for herein, voting decisions shall generally be based on the Proxy Advisory Firm’s practice to determine support for general issuance requests (with or without preemptive rights), or related requests to repurchase and reissue shares, based on their amount relative to currently issued capital, appropriate volume and duration parameters, and market-specific considerations (e.g., priority right protections in France, reasonable levels of dilution and discount in Hong Kong).  Requests to reissue repurchased shares will not be supported unless a related general issuance request is also supported.

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Consider specific issuance requests on a CASE-BY-CASE basis based on the proposed use and the company’s rationale.

Generally, vote AGAINST proposals to issue shares (with or without preemptive rights), convertible bonds, or warrants, to grant rights to acquire shares, or to amend the corporate charter relative to such issuances or grants when concerns have been identified by the Proxy Advisory Firm with respect to inadequate disclosure, inadequate restrictions on discounts, failure to meet the Proxy Advisory Firm’s standards for general issuance requests, or authority to refresh share issuance amounts without prior shareholder approval.

Generally, vote AGAINST nonspecific proposals authorizing excessive discretion to a board.

Increases in Authorized Capital

Unless otherwise provided for herein, voting decisions should generally be based on the Proxy Advisory Firm’s approach, as follows.  Generally:

•                  Vote FOR nonspecific proposals, including bundled proposals, to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

•                  Vote FOR specific proposals to increase authorized capital, unless:

•                  The specific purpose of the increase (such as a share-based acquisition or merger) does not meet these Guidelines for the purpose being proposed; or

•                  The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

•                  Vote AGAINST proposals to adopt unlimited capital authorizations.

•                  The Proxy Advisory Firm’s market-specific exceptions to the above parameters shall be applied.

Preferred Stock

Unless otherwise provided for herein, voting decisions should generally be based on the Proxy Advisory Firm’s approach, including:

•                  Vote FOR the creation of a new class of preferred stock or issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

•                  Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets the Proxy Advisory Firm’s guidelines on equity issuance requests.

•                  Vote AGAINST the creation of (1) a new class of preference shares that would carry superior voting rights to the common shares or (2) blank check preferred stock, unless the board states that the authorization will not be used to thwart a takeover bid.

Poison Pills/Protective Preference Shares

Generally, vote AGAINST management proposals in connection with poison pills or anti-takeover activities (e.g., disclosure requirements or issuances, transfers, or repurchases) that do not meet the Proxy Advisory Firm’s standards.  Generally vote in accordance with Proxy Advisory Firm’s recommendation to withhold support from a nominee in connection with poison pill or anti-takeover considerations when responsibility for the actions can be reasonably

53

attributed to the nominee.  Generally DO NOT VOTE AGAINST director remuneration in connection with poison pill considerations raised by the Proxy Advisory Firm.

Waiver on Tender-Bid Requirement

Generally, consider proposals on a CASE-BY-CASE basis seeking a waiver for a major shareholder or concert party from the requirement to make a buyout offer to minority shareholders, voting FOR when little concern of a creeping takeover exists and the company has provided a reasonable rationale for the request, and with voting decisions generally based on the Proxy Advisory Firm’s approach to evaluating such requests.

Approval of Financial Statements and Director and Auditor Reports

Generally, vote FOR management proposals seeking approval of financial accounts and reports, unless there is concern about the company’s financial accounts and reporting, which, in the case of related party transactions, would include concerns raised by the Proxy Advisory Firm regarding inadequate disclosure, remuneration arrangements (including severance/termination payments exceeding local standards for multiples of annual compensation), or consulting agreements with non-executive directors.  Unless otherwise provided for herein, reports not receiving the Proxy Advisory Firm’s support due to other concerns regarding severance/termination payments not otherwise supported by these Guidelines shall be considered on a CASE-BY-CASE basis, factoring in the merits of the rationale or disclosure provided and generally voted FOR if the overall remuneration package and/or program at issue appears reasonable and the board and/or responsible committee meet exchange or market standards for independence.  Generally, vote AGAINST board-issued reports receiving a negative recommendation from the Proxy Advisory Firm due to concerns regarding independence of the board or the presence of non-independent directors on the audit committee.  However, generally do not withhold support from such proposals in connection with remuneration practices otherwise supported under these Guidelines or as a means of expressing disapproval of broader practices of the issuer or its board.

Remuneration of Auditors

Generally, vote FOR proposals to authorize the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company.

Indemnification of Auditors

Generally, vote AGAINST proposals to indemnify auditors.

Ratification of Auditors and Approval of Auditors’ Fees

For Canadian issuers, the Funds’ U.S. Guidelines with respect to auditors and auditor fees shall apply.

For other markets, generally, follow the Proxy Advisory Firm’s standards for proposals seeking auditor ratification or approval of auditors’ fees, which generally indicate a vote FOR such proposals if the level of disclosure and independence meet the Proxy Advisory Firm’s standards.  However, if fees for non-audit services (excluding significant, one-time events) exceed 50 percent of total auditor fees, consider on a CASE-BY-CASE basis, and vote AGAINST ratification of auditors or approval of auditors’ fees opposed by the Proxy Advisory Firm if it appears that remuneration for the non-audit work is so lucrative as to taint the auditor’s independence, including circumstances where no rationale is provided.

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In other cases, generally vote FOR such proposals unless there are material concerns raised by the Proxy Advisory Firm about the auditor’s practices or independence.

Audit Commission

Consider nominees to the audit commission on a CASE-BY-CASE basis, with voting decisions generally based on the Proxy Advisory Firm’s approach to evaluating such candidates.

Allocation of Income and Dividends

With respect to Japanese companies, consider management proposals concerning allocation of income and the distribution of dividends, including adjustments to reserves to make capital available for such purposes, on a CASE-BY-CASE basis, generally voting with the Proxy Advisory Firm’s recommendations to support such proposals unless:

•                  The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

•                  The payout is excessive given the company’s financial position.

Generally vote FOR such proposals by issuers in other markets.

In any markets, in the event management offers multiple dividend proposals on the same agenda, consider on a CASE-BY-CASE basis, with primary consideration given to input from the relevant Investment Professional(s) and voting decisions generally based on the Proxy Advisory Firm’s recommendation if no input is received.

Stock (Scrip) Dividend Alternatives

Generally, vote FOR most stock (scrip) dividend proposals, but vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Debt Instruments and Issuance Requests

Generally, vote AGAINST proposals authorizing excessive discretion to a board to issue or set terms for debt instruments (e.g., commercial paper).  Generally, vote FOR debt issuances for companies when the gearing level (current debt-to-equity ratio) is between zero and 100 percent.  Review on a CASE-BY-CASE basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent, or for which inadequate disclosure precludes calculation of the gearing level, comparing any such proposed debt issuance to industry and market standards, and with voting decisions generally based on the Proxy Advisory Firm’s approach to evaluating such requests.

Financing Plans

Generally, vote FOR the adoption of financing plans if they are in the best economic interests of shareholders.

Related Party Transactions

Consider related party transactions on a CASE-BY-CASE basis.  Generally, vote FOR approval of such transactions unless the agreement requests a strategic move outside the company’s charter, contains unfavorable or high-risk terms (e.g., deposits without security interest or guaranty), or is deemed likely to have a negative impact on director independence.

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Approval of Donations

Generally, vote AGAINST such proposals unless adequate, prior disclosure of amounts is provided; if so, single- or multi-year authorities may be supported.

Capitalization of Reserves

Generally, vote FOR proposals to capitalize the company’s reserves for bonus issues of shares or to increase the par value of shares, unless concerns not otherwise supported under these Guidelines are raised by the Proxy Advisory Firm.

Investment of Company Reserves

These proposals should generally be analyzed on a CASE-BY-CASE basis, with primary consideration given to input from the relevant Investment Professional(s).

Article and Bylaw Amendments

Review on a CASE-BY-CASE basis all proposals seeking adoption of, or amendments to, the articles of association, bylaws, or related board policies.

Generally, vote FOR the proposal if:

•                  The change or policy is editorial in nature;

•                  Shareholder rights are protected;

•                  There is negligible or positive impact on shareholder value;

•                  Management provides adequate reasons for the amendments or the Proxy Advisory Firm otherwise supports management’s position;

•                  It seeks to discontinue and/or delist a form of the issuer’s securities when the relevant Fund does not hold the affected security type;

•                  Notice or disclosure requirements are reasonable; or

•                  The company is required to do so by law (if applicable).

Generally, vote AGAINST the proposal if:

•                  It removes or lowers quorum requirements for board or shareholder meetings below levels recommended by the Proxy Advisory Firm;

•                  It reduces relevant disclosure to shareholders;

•                  It seeks to align the articles with provisions of another proposal not supported by these Guidelines;

•                  It is not supported under these Guidelines, is presented within a bundled proposal, and the negative impact, on balance, outweighs any positive impact; or

•                  It imposes a negative impact on existing shareholder rights, including rights of the Funds, or diminishes accountability to shareholders to the extent that any positive impact would not be deemed to be sufficient to outweigh removal or diminution of such rights.

With respect to article amendments for Japanese companies:

•                  Generally vote FOR management proposals to amend a company’s articles to expand its business lines.

•                  Generally vote FOR management proposals to amend a company’s articles to provide for an expansion or reduction in the size of the board, unless the expansion/reduction is clearly disproportionate to the growth/decrease in the scale of the business or raises anti-takeover concerns.

•                  If anti-takeover concerns exist, generally vote AGAINST management proposals,

56

including bundled proposals, to amend a company’s articles to authorize the Board to vary the annual meeting record date or to otherwise align them with provisions of a takeover defense.

•                  Generally follow the Proxy Advisory Firm’s guidelines with respect to management proposals regarding amendments to authorize share repurchases at the board’s discretion, voting AGAINST proposals unless there is little to no likelihood of a creeping takeover or constraints on liquidity (free float of shares is low), and where the company is trading at below book value or is facing a real likelihood of substantial share sales; or where this amendment is bundled with other amendments which are clearly in shareholders’ interest.

Other Business

In connection with international proxies, vote in accordance with the Proxy Advisory Firm’s market-specific recommendations on management proposals for Other Business, generally AGAINST.

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STATEMENT OF ADDITIONAL INFORMATION
February 27, 2015
Voya Mutual Funds
(formerly, ING Mutual Funds)
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, AZ 85258-2034
1-800-992-0180
Voya Diversified Emerging Markets Debt Fund (formerly, ING Diversified Emerging Markets Debt Fund)
Class/Ticker: A/IADEX; C/ICDEX; I/IIDEX; W/IWDEX
Voya Diversified International Fund (formerly, ING Diversified International Fund)
Class/Ticker: A/IFFAX; B/IFFBX; C/IFFCX; I/IFFIX; O/IFFOX; R/IFFRX; W/IDFWX
Voya Global Perspectives Fund (formerly, ING Global Perspectives Fund)
Class/Ticker: A/IAPVX; C/ICPVX; I/IIPVX; R/IRPVX; W/IWPVX
Class A, Class B, Class C, Class I, Class O, Class R, and Class W Shares
This Statement of Additional Information (“SAI”) contains additional information about each Fund listed above. This SAI is not a prospectus and should be read in conjunction with the Prospectus dated February 27, 2015, as supplemented or revised from time to time. Each Fund’s financial statements for the fiscal year ended October 31, 2014, including the independent registered public accounting firm’s report thereon, are incorporated into this SAI by reference. Each Fund’s Prospectus and annual or unaudited semi-annual shareholder reports may be obtained free of charge by contacting the Fund at the address and phone number written above or by visiting our website at www.voyainvestments.com.

INTRODUCTION AND GLOSSARY
This SAI is designed to elaborate upon information contained in each Fund’s Prospectus, including the discussion of certain securities and investment techniques. The more detailed information contained in this SAI is intended for investors who have read the Prospectus and are interested in a more detailed explanation of certain aspects of some of each Fund’s securities and investment techniques. Some investment techniques are described only in the Prospectus and are not repeated here.
Capitalized terms used, but not defined, in this SAI have the same meaning as in the Prospectus and some additional terms are defined particularly for this SAI.
Following are definitions of general terms that may be used throughout this SAI:
1933 Act: Securities Act of 1933, as amended
1934 Act: Securities Exchange Act of 1934, as amended
1940 Act: Investment Company Act of 1940, as amended
Administration Agreement: The Administration Agreement for each Fund, as described herein
Administrator: Voya Funds Services, LLC (formerly, ING Funds Services, LLC)
Affiliated Fund: A fund within the Voya family of funds
Board: The Board of Trustees for the Trust
CFTC: United States Commodity Futures Trading Commission
Code: Internal Revenue Code of 1986, as amended
Distributor: Voya Investments Distributor, LLC (formerly, ING Investments Distributor, LLC)
Distribution Agreement: The Distribution Agreement for each Fund, as contained herein
ETF: Exchange Traded Fund
Expense Limitation Agreement: The Expense Limitation Agreement(s) for each Fund, as contained herein
FDIC: Federal Deposit Insurance Corporation
FHLMC or “Freddie Mac”: Federal Home Loan Mortgage Corporation
FINRA: Financial Industry Regulatory Authority, Inc.
Fiscal Year End of each Fund: October 31
Fitch: Fitch Ratings
FNMA or “Fannie Mae”: Federal National Mortgage Association
Fund: One or more of the investment management companies listed on the front cover of this SAI
GNMA: Government National Mortgage Association
ING Groep: ING Groep N.V.
Independent Trustees: The Trustees of the Board who are not “interested persons” (as defined in the 1940 Act) of each Fund
Interested Trustees: The Trustees of the Board who are currently treated as “interested persons” (as defined in the 1940 Act) of each Fund
Investment Management Agreement: The Investment Management Agreement for each Fund, as described herein
IPO: Initial Public Offering
IRA: Individual Retirement Account
IRS: United States Internal Revenue Service
Market Close: Any day on which the NYSE is open for business, but not later than close of regular trading
Moody’s: Moody’s Investors Service, Inc.
NAV: Net Asset Value
NRSRO: Nationally Recognized Statistical Rating Organization
NYSE: New York Stock Exchange
OTC: Over-the-counter
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Principal Underwriter: Voya Investments Distributor, LLC or the “Distributor”
Prospectus: One or more prospectuses for each Fund
REIT: Real Estate Investment Trust
RIC: A “Regulated Investment Company,” pursuant to the Code
S&L: Savings & Loan Association
S&P: Standard & Poor’s Ratings Services
SEC: United States Securities and Exchange Commission
Sub-Adviser: One or more sub-advisers for a Fund, contained herein
Sub-Advisory Agreement: The Sub-Advisory Agreement(s) for each Fund, as contained herein
Underlying Funds: Unless otherwise stated, other mutual funds or ETFs in which each Fund may invest.
Voya family of funds or the “funds”: All of the RICs managed by Voya Investments or DSL
Voya IM: Voya Investment Management Co. LLC (formerly, ING Investment Management Co. LLC)
Voya Investments: Voya Investments, LLC (formerly, ING Investments, LLC)
CDSC: Contingent deferred sales charge
Adviser: Unless otherwise stated, Voya Investments, LLC or Voya Investments
The Trust: Voya Mutual Funds
Capital One: Capital One ShareBuilder, Inc.
Rule 12b-1: Rule 12b-1 (under the 1940 Act)
Rule 12b-1 Plan: A distribution and/or Shareholder Service Plan adopted under Rule 12b-1
HISTORY OF the Trust
Voya Mutual Funds, an open-end management investment company that is registered under the 1940 Act, was organized as a Delaware statutory trust in 1992. On May 1, 2014, the name of the Trust changed from “ING Mutual Funds” to “Voya Mutual Funds.”
Fund Name Changes During the Past Ten Years
3
Fund	Former Name	Date of Change
Voya Diversified Emerging Markets Debt Fund	ING Diversified Emerging Markets Debt Fund	May 1, 2014
Voya Diversified International Fund	ING Diversified International Fund	May 1, 2014
Voya Global Perspectives Fund	ING Global Perspectives Fund	May 1, 2014
SUPPLEMENTAL DESCRIPTION OF Fund INVESTMENTS AND RISKS
Diversification
Each Fund is “diversified” within the meaning of the 1940 Act. In order to qualify as diversified, each Fund must diversify its holdings so that at all times at least 75% of the value of its total assets is represented by cash and cash items (including receivables), securities issued or guaranteed as to principal or interest by the United States or its agencies or instrumentalities, securities of other investment companies, and other securities (for this purpose other securities of any one issuer are limited to an amount not greater than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of the issuer).
Investments, Investment Strategies, and Risks
The table on the following pages identifies various securities and investment techniques used by the Adviser or Sub-Adviser in managing each Fund. Each Fund normally invests most of its assets in shares of affiliated Underlying Funds, as described in the Prospectuses. In addition, to investing in Underlying Funds, Voya Diversified Emerging Markets Debt Fund invests directly in fixed-income and floating rate debt instruments of issuers located in emerging markets countries (collectively, “EMD Securities”), including sovereign and corporate debt. Each Fund may also invest in derivative instruments including futures and swaps (including interest rate swaps, total return swaps, and credit default swaps) to make tactical asset allocations, as a substitute for taking a position in the underlying asset, and to assist in managing cash.
The investment techniques described below may be pursued directly by the Underlying Funds or by Voya Diversified Emerging Markets Debt Fund. As a general matter, each Fund (except Voya Diversified Emerging Markets Debt Fund) does not invest directly in securities. However, each Fund is subject to the risks described below indirectly through their investments in the Underlying Funds. Voya Diversified
2

Emerging Markets Debt Fund and the Underlying Funds may use any or all of these techniques at any one time, and the fact that Voya Diversified Emerging Markets Debt Fund and an Underlying Fund may use a technique does not mean that the technique will be used. Voya Diversified Emerging Markets Debt Fund and an Underlying Fund’s transactions in a particular type of security or use of a particular technique is subject to limitations imposed by Voya Diversified Emerging Markets Debt Fund and the Underlying Fund’s investment objective, policies, and restrictions described in Voya Diversified Emerging Markets Debt Fund and the Underlying Fund’s prospectuses and/or SAIs, as well as the federal securities laws. There can be no assurance that any of the Underlying Funds or the Funds will achieve its respective investment objectives.
Each Fund’s investment objectives, policies, investment strategies, and practices are non-fundamental unless otherwise indicated. The descriptions of the securities and investment techniques in this section supplement the discussion of principal investment strategies contained in the Funds’ and Underlying Funds’ Prospectuses. Where a particular type of security or investment technique is not discussed in the Underlying Funds’ or the Funds’ Prospectuses, that security or investment technique is not a principal investment strategy, and that particular Underlying Fund or Fund will not invest more than 5% of its assets in such security or investment technique. See the Underlying Funds’ or each Fund’s fundamental investment restrictions for further information.
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Asset Class/Investment Technique	Voya Diversified Emerging Markets Debt	Voya Diversified International	Voya Global Perspectives
Equity Securities
Common Stocks	X	X	X
Convertible Securities	X	X	X
Initial Public Offerings	X	X	X
Mid- and/or Small-Capitalization Companies	X	X	X
Other Investment Companies	X	X	X
Exchange-Traded Funds	X	X	X
Holding Company Depositary Receipts	X	X	X
Index-Related Securities	X		X
Preferred Stocks	X	X	X
Private Funds	X	X	X
Real Estate Securities and Real Estate Investment Trusts	X	X	X
Stock Purchase Rights	X	X	X
Unseasoned Companies	X	X	X
Fixed-Income Securities
Asset-Backed Securities	X	X	X
Corporate Asset-Backed Securities	X		X
Banking Industry Obligations, Savings Industry Obligations, and Other Short-Term Investments	X	X	X
Corporate Debt Instruments	X	X	X
Credit-Linked Notes	X	X	X
Floating or Variable Rate Instruments	X	X	X
Government Trust Certificates	X	X	X
Guaranteed Investment Contracts	X	X	X
High Yield Securities	X	X	X
Loan Participations and Assignments	X	X	X
Mortgage-Related Securities	X	X	X
Adjustable Rate Mortgage Securities	X	X	X
Agency-Mortgage-Backed Securities	X	X	X
Collateralized Mortgage Obligations	X	X	X
Government National Mortgage Association Certificates	X	X	X
Interest/Principal Only Stripped Mortgage-Backed Securities	X	X	X
Privately Issued Mortgage-Backed Securities	X		X
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Asset Class/Investment Technique	Voya Diversified Emerging Markets Debt	Voya Diversified International	Voya Global Perspectives
Subordinated Mortgage Securities	X	X	X
Municipal Securities	X	X	X
Industrial Development Bonds and Pollution Control Bonds	X	X	X
Moral Obligation Securities	X		X
Municipal Lease Obligations and Certificates of Participation	X	X	X
Short-Term Municipal Securities	X	X	X
Trust Preferred Securities	X	X	X
U.S. Government Securities	X	X	X
Zero-Coupon Bonds, Deferred Interest Securities, and Pay-In-Kind Securities	X	X	X
Foreign and Emerging Market Equity and Debt Investments
Depositary Receipts	X	X	X
Eurodollar Convertible Securities	X	X	X
Eurodollar and Yankee Dollar Instruments	X	X	X
Foreign Bank Obligations	X	X	X
Foreign Currency Exchange Transactions	X	X	X
Foreign Mortgage-Backed Securities	X	X	X
Sovereign Debt Instruments/Brady Bonds	X	X	X
Supranational Agencies	X	X	X
Derivatives
Forwards, Futures, and Options	X	X	X
Forward and Futures Contracts	X	X	X
Foreign Currency Futures Contracts	X	X	X
Forward Currency Contracts	X	X	X
Futures Contracts and Options on Futures Contracts	X	X	X
Index-, Currency-, and Equity-Linked Debt Instruments	X	X	X
Options	X	X	X
Exchange-Traded/Over-the-Counter Options	X	X	X
Foreign Currency Options	X	X	X
Put and Call Options	X	X	X
Stock Index Options	X	X	X
Straddles	X	X	X
Structured Notes	X	X	X
Put and Call Index Warrants	X	X	X
Swap Agreements and Options on Swap Agreements	X	X	X
Synthetic Convertible Securities	X	X	X
Warrants	X	X	X
Investment Techniques
Borrowing	X	X	X
Currency Management	X		X
Forward Commitment Transactions	X		X
Portfolio Hedging	X	X	X
Repurchase Agreements	X	X	X
Restricted Securities, Illiquid Securities, and Liquidity Requirements	X	X	X
Reverse Repurchase Agreements and Dollar Roll Transactions	X	X	X
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Asset Class/Investment Technique	Voya Diversified Emerging Markets Debt	Voya Diversified International	Voya Global Perspectives
Securities Lending	X	X	X
Segregate Accounts	X		X
Short Sales	X	X	X
To Be Announced Sale Commitments	X	X	X
When Issued Securities & Delayed-Delivery Transactions	X	X	X
EQUITY SECURITIES
The value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed-income securities. While some countries or companies may be regarded as favorable investments, pure fixed-income opportunities may be unattractive or limited due to insufficient supply, legal, or technical restrictions. In such cases, an Underlying Fund may consider convertible securities or equity securities to gain exposure to such investments.
At times, in connection with the restructuring of a preferred stock or fixed-income instrument either outside of bankruptcy court or in the context of bankruptcy court proceedings, an Underlying Fund may determine or be required to accept equity securities, such as common stocks, in exchange for all or a portion of a preferred stock or fixed-income instrument. Depending upon, among other things, Voya’s evaluation of the potential value of such securities in relation to the price that could be obtained by an Underlying Fund at any given time upon sale thereof, the Underlying Fund may determine to hold such securities in its portfolio.
Equity securities generally have greater price volatility than fixed-income securities. The market price of equity securities owned by an Underlying Fund may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The value of an equity security may also decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer’s goods or services.
Common Stocks
Common stocks represent an equity (ownership) interest in a company. This ownership interest generally gives an Underlying Fund the right to vote on issues affecting the company’s organization and operations. Except for Underlying Funds that are non-diversified or concentrated, such investments will be diversified over a cross-section of industries and individual companies. Some of these companies will be organizations with market capitalizations of $500 million or less or companies that have limited product lines, markets and financial resources and are dependent upon a limited management group. Examples of possible investments include emerging growth companies employing new technology, cyclical companies, initial public offerings of companies offering high growth potential, or other corporations offering good potential for high growth in market value. The securities of such companies may be subject to more abrupt or erratic market movements than larger, more established companies because the securities typically are traded in lower volume and because the issuers typically are subject to a greater degree to changes in earnings and prospects.
Other types of equity securities may also be purchased, such as convertible securities, preferred stocks, rights, warrants, or other securities that are exchangeable for, or otherwise provide similar exposure to, shares of common stocks.
Convertible Securities
A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stocks. A convertible bond or convertible preferred stock gives the holder the option of converting these securities into common stocks. Some convertible securities contain a call feature whereby the issuer may redeem the security at a stipulated price, thereby limiting the possible appreciation. Convertible securities include corporate notes or preferred stocks but are ordinarily long-term debt obligations of the issuer convertible at a stated exchange rate into common or preferred stocks of the issuer.
By investing in convertible securities, an Underlying Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stocks into which the securities are convertible, while investing at a better price than may be available on the common stocks or obtaining a higher fixed rate of return than is available on the common stocks.
The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The credit standing of the issuer and other factors may also affect the investment value of a convertible security. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value.
Before conversion, convertible securities have characteristics similar to non-convertible debt instruments in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. However, when the market price of the common stocks underlying a convertible security exceeds the conversion price, the price of the convertible security
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tends to reflect the value of the underlying common stocks. As the market price of the underlying common stocks declines, the convertible security tends to trade increasingly on a yield basis and thus may not depreciate to the same extent as the underlying common stocks. Convertible securities generally rank senior to common stocks in an issuer’s capital structure and consequently entail less risk than the issuer’s common stocks. In evaluating a convertible security, the Sub-Adviser will give primary emphasis to the attractiveness of the underlying common stocks.
The market value of convertible debt instruments tends to vary inversely with the level of interest rates. The value of the security declines as interest rates increase and increases as interest rates decline. Although under normal market conditions longer term debt instruments have greater yields than do shorter-term debt instruments of similar quality, they are subject to greater price fluctuations. A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security. If a convertible security held by an Underlying Fund is called for redemption, the Underlying Fund must permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Rating requirements do not apply to convertible debt instruments purchased by the Underlying Funds because the Underlying Funds purchase such securities for their equity characteristics.
IPOs
IPOs occur when a company first offers its securities to the public. Although companies can be any age or size at the time of their IPO, they are often smaller and have a limited operating history, which involves a greater potential for the value of their securities to be impaired following the IPO.
Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. In addition, all of the factors that affect stock market performance may have a greater impact on the shares of IPO companies.
The price of a company’s securities may be highly unstable at the time of its IPO and for a period thereafter due to market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available and limited availability of investor information. As a result of this or other factors, an Underlying Fund’s Adviser or Sub-Adviser might decide to sell an IPO security more quickly than it would otherwise, which may result in a significant gain or loss and greater transaction costs to the Underlying Fund. Any gains from shares held for one year or less will be treated as short-term gains, taxable as ordinary income to an Underlying Fund’s shareholders. In addition, IPO securities may be subject to varying patterns of trading volume and may, at times, be difficult to sell without an unfavorable impact on prevailing prices.
The effect of an IPO investment can have a magnified impact on an Underlying Fund’s performance when the Underlying Fund’s asset base is small. Consequently, IPOs may constitute a significant portion of an Underlying Fund’s returns particularly when the Underlying Fund is small. Since the number of securities issued in an IPO is limited, it is likely that IPO securities will represent a smaller component of an Underlying Fund’s assets as it increases in size and, therefore, have a more limited effect on the Underlying Fund’s performance.
There can be no assurance that IPOs will continue to be available for the Underlying Funds to purchase. The number or quality of IPOs available for purchase by the Underlying Funds may vary, decrease, or entirely disappear. In some cases, the Underlying Funds may not be able to purchase IPOs at the offering price, but may have to purchase the shares in the aftermarket at a price greatly exceeding the offering price, making it more difficult for the Underlying Funds to realize a profit.
Mid- and/or Small-Capitalization Companies
Investments in mid- and/or small-capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines, and the frequent lack of depth of management. The securities of smaller companies are often traded OTC and may not be traded in volumes typical on a national securities exchange. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. The trading volume of securities of mid-capitalization and small-capitalization companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them rise more in response to buying demand and fall more in response to selling pressure than is the case with larger companies.
There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers’ underlying earnings potential or assets.
Some securities of smaller issuers may be restricted as to resale or may otherwise be highly illiquid. The ability of a Fund or an Underlying Fund to dispose of such securities may be greatly limited, and the Fund or Underlying Fund may have to continue to hold such securities during periods when the Sub-Adviser would otherwise have sold the security. It is possible that a Sub-Adviser or its affiliates or clients may hold securities issued by the same issuers, and may in some cases have acquired the securities at different times, on more favorable terms, or at more favorable prices, than a Fund or an Underlying Fund which it manages.
Other Investment Companies
An investment company is a company engaged in the business of pooling investors’ money and trading in securities for them. Examples include face-amount certificate companies, unit investment trusts, and management companies.
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Generally a Fund is limited in the degree to which it may invest in shares of another investment company in that it may not, at the time of the purchase: (i) acquire more than 3% of the outstanding voting shares of the investment company; (ii) invest more than 5% of the Fund’s total assets in the investment company; or (iii) invest more than 10% of the Fund’s total assets in all investment company holdings. A Fund may invest beyond these limits to the extent permitted under the 1940 Act or to the extent it operates under an exemptive order exempting it from the applicable provisions of the 1940 Act.
For so long as shares of an Underlying Fund are purchased by another Fund in reliance on Section 12(d)(1)(G) of the 1940 Act, the Underlying Fund will not purchase securities of a registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.
There are some potential disadvantages associated with investing in other investment companies. In addition to the advisory and operational fees a Fund or an Underlying Fund bears directly in connection with its own operation, the Fund or Underlying Fund would also bear its pro rata portion of each other investment company’s advisory and operational expenses. When a Fund or an Underlying Fund invests in other investment companies, you indirectly pay a proportionate share of the expenses of that other investment company (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund or Underlying Fund.
ETFs
ETFs are unaffiliated investment companies traded on a securities exchange like publicly traded companies. An ETF represents a portfolio of securities which is often designed to track or replicate a desired index, such as a sector, market or global segment. Consequently, the risks and costs are similar to that of a publicly traded company and an ETF generally carries similar risks to those associated with the underlying securities held by the ETF. The risk of not correlating to the index is an additional risk to the investors of ETFs. Because ETFs trade on an exchange, they may not trade at NAV. Sometimes, the prices of ETFs may vary significantly from the NAVs of an ETF’s underlying securities. Additionally, if an Underlying Fund elects to redeem its ETF shares rather than selling them on the secondary market, the Underlying Fund may receive the underlying securities which it must then sell in order to obtain cash. Additionally, when a Fund or an Underlying Fund invests in ETFs, shareholders of the Fund or Underlying Fund bear their proportionate share of the underlying ETF’s fees and expenses.
Market Trading Risks for ETFs
Absence of Active Market. Although shares of an ETF are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.
Risks of Secondary Listings. An ETF’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the ETF’s primary listing is maintained. There can be no assurance that the ETF’s shares will continue to trade on any such stock exchange or in any market, or that the ETF’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The ETF’s shares may be less actively traded in certain markets than others and investors are subject to the execution and settlement risks and market standards of the market where they, or their broker, direct their trades for execution. Certain information available to investors who trade ETF shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.
Secondary Market Trading Risks. Shares of an ETF may trade in the secondary market at times when an ETF does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when an ETF accepts purchase and redemption orders. Secondary market trading in ETF shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in ETF shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of ETF shares will continue to be met or will remain unchanged.
Holding Company Depositary Receipts (“HOLDRs”)
HOLDRs are trust-issued receipts that represent an Underlying Fund’s beneficial ownership of a specific group of stocks. HOLDRs involve risks similar to the risks of investing in common stocks. For example, an Underlying Fund’s investments will decline in value if the underlying stocks decline in value. Because HOLDRs are not subject to concentration limits, the relative weight of an individual stock may increase substantially, causing the HOLDRs to be less diverse and creating more risk.
Investment Companies that Invest in Senior Loans
Some Underlying Funds invest primarily in interests in Senior Loans. Senior Loans, in most circumstances, are variable or floating rate loans that are fully collateralized by assets of a corporation, partnership, limited liability company, or other business entity. Senior Loans vary from other types of debt in that they generally hold a senior position in the capital structure of a borrower. Thus, Senior Loans are generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders.
Substantial increases in interest rates may cause an increase in loan defaults as borrowers may lack resources to meet higher debt service requirements. The value of an Underlying Fund’s assets may also be affected by other uncertainties such as economic developments affecting the market for Senior Loans or affecting borrowers generally.
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Senior Loans usually include restrictive covenants, which must be maintained by the borrower. Under certain interests in Senior Loans, an investment company investing in a Senior Loan may have an obligation to make additional loans upon demand by the borrower. Senior Loans, unlike certain bonds, usually do not have call protection. This means that interests, while having a stated one to ten-year term, may be prepaid, often without penalty. The rate of such prepayments may be affected by, among other things, general business and economic conditions, as well as the financial status of the borrower. Prepayment would cause the actual duration of a Senior Loan to be shorter than its stated maturity.
Risks of Senior Loans
Credit Risk. Information about interests in Senior Loans generally is not in the public domain and interests are generally not currently rated by any NRSRO. Senior Loans are subject to the risk of nonpayment of scheduled interest or principal payments. Issuers of Senior Loans generally have either issued debt instruments that are rated lower than investment-grade or, if they had issued debt instruments, such debt instruments would likely be rated lower than investment-grade. However, unlike other types of debt instruments, Senior Loans are generally fully collateralized.
In the event of a failure to pay scheduled interest or principal payments on Senior Loans, an investment company investing in that Senior Loan could experience a reduction in its income, would experience a decline in the market value of the particular Senior Loan so affected, and may experience a decline in the NAV or the amount of its dividends. In the event of a bankruptcy of the borrower, the investment company could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing the Senior Loan.
Collateral. Senior Loans typically will be secured by pledges of collateral from the borrower in the form of tangible assets and intangible assets. In some instances, an investment company may invest in Senior Loans that are secured only by stocks of the borrower or its subsidiaries or affiliates. The value of the collateral may decline below the principal amount of the Senior Loan subsequent to an investment in such Senior Loan. In addition, to the extent that collateral consists of stocks of the borrower or its subsidiaries or affiliates, there is a risk that the stocks may decline in value, be relatively illiquid, or may lose all or substantially all of their value, causing the Senior Loan to be under collateralized.
Limited Secondary Market. Although it is growing, the secondary market for Senior Loans is currently limited. There is no organized exchange or board of trade on which Senior Loans may be traded; instead, the secondary market for Senior Loans is an unregulated inter-dealer or inter-bank market. Accordingly, Senior Loans may be illiquid. In addition, Senior Loans generally require the consent of the borrower prior to sale or assignment. These consent requirements may delay or impede an Underlying Fund’s ability to sell Senior Loans. In addition, because the secondary market for Senior Loans may be limited, it may be difficult to value Senior Loans. Reliable market value quotations may not be readily available and valuation may require more research than for liquid securities. In addition, elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.
Hybrid Loans. The growth of the syndicated loan market has produced loan structures with characteristics similar to Senior Loans but which resemble bonds in some respects, and generally offer less covenants or other protections than traditional Senior Loans while still being collateralized (“Hybrid Loans”). With Hybrid Loans, an Underlying Fund may not possess a senior claim to all of the collateral securing the Hybrid Loan. Hybrid Loans also may not include covenants that are typical of Senior Loans, such as covenants requiring the maintenance of minimum interest coverage ratios. As a result, Hybrid Loans present additional risks besides those associated with traditional Senior Loans, although they may provide a relatively higher yield. Because the lenders in Hybrid Loans waive or forego certain loan covenants, their negotiating power or voting rights in the event of a default may be diminished. As a result, the lenders’ interests may not be represented as significantly as in the case of a conventional Senior Loan. In addition, because an investment company’s security interest in some of the collateral may be subordinate to other creditors, the risk of nonpayment of interest or loss of principal may be greater than would be the case with conventional Senior Loans.
Subordinated and Unsecured Loans. Certain investment companies may invest in subordinated and unsecured loans. The primary risk arising from a holder’s subordination is the potential loss in the event of default by the issuer of the loans. Subordinated loans in an insolvency bear an increased share, relative to senior secured lenders, of the ultimate risk that the borrower’s assets are insufficient to meet its obligations to its creditors. Unsecured loans are not secured by any specific collateral of the borrower. They do not enjoy the security associated with collateralization and may pose a greater risk of nonpayment of interest or loss of principal than do secured loans.
Preferred Stocks
Preferred stocks represent an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stocks may pay fixed or adjustable rates of return. Preferred stocks are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stocks generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stocks will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.
Unlike common stocks, preferred stocks may offer a stated dividend rate payable from a corporation’s earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stocks may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stocks may be “cumulative,” requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer’s common stock. Preferred stocks also generally have a preference over common stocks on the distribution of a corporation’s assets in the event
8

of liquidation of the corporation, and may be “participating,” which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt instruments.
Private Funds
Private funds are U.S. or foreign private limited partnerships or other investment funds. Investments in private funds may be highly speculative and volatile. Because private funds generally are investment companies for purposes of the 1940 Act, or would be but for the exemptions provided in sections 3(c)(1) or 3(c)(7) of the 1940 Act, an Underlying Fund’s ability to invest in them will be limited. In addition, Fund shareholders will remain subject to an Underlying Fund’s expenses while also bearing their pro rata share of the operating expenses of the private funds. The ability of an Underlying Fund to dispose of interests in private funds is very limited and involves risks, including loss of the Underlying Fund’s entire investment in the private fund.
Private funds include a variety of pooled investments. Generally, these pooled investments are structured as a trust, a special purpose vehicle, and are exempted from registration under the 1940 Act. As an investor, an Underlying Fund owns a proportionate share of the trust. Typically, the trust does not employ a professional investment manager. Instead, the pooled investment tracks some index by investing in the issuers or securities that comprise the index. An Underlying Fund receives a stream of cash flows in the form of interest payments from the underlying assets or the proceeds from the sale of the underlying assets in the event those underlying assets are sold. However, some pooled investments may not dispose of the underlying securities regardless of the adverse events affecting the issuers depending on the investment strategy utilized. In this type of strategy, the pooled investment continues to hold the underlying securities as long as the issuers of the securities remain members of the tracked index.
The pooled investments allow an Underlying Fund to synchronize the receipt of interest and principal payments and also diversify some of the risks involved with investing in fixed-income securities. Because the pooled investments hold securities of many issuers, the default of a few issuers would not impact an Underlying Fund significantly. However, an Underlying Fund bears its proportionate share of any expenses incurred by the pooled investments. In addition, an Underlying Fund assumes the liquidity risks generally associated with the privately offered pooled investments.
Pooled investments that are structured as a trust contain many similarities to private funds that are structured as limited partnerships. The primary difference between the trust and the limited partnership structure is the redemption of the ownership interests. Typically, the ownership interests in a typical private fund are redeemable only by the general partners and thus, are restricted from transferring from one party to another. Conversely, the ownership interests in the trust are generally not redeemable by the trust, except under certain circumstances, and are transferable among the general public for publicly offered securities and “qualified purchasers” or “qualified institutional buyers” for privately offered securities.
An Underlying Fund cannot assure that it can achieve better results by investing in a pooled investment versus investing directly in the individual underlying assets.
Private funds also include investments in certain structured securities. Structured securities include notes, bonds, or debentures that provide for the payment of principal of, and/or interest in, amounts determined by reference to changes in the value of specific currencies, interest rates, commodities, indices, or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of structured securities may provide that under certain circumstances no principal is due at maturity and, therefore, may result in the loss of an Underlying Fund’s investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference. Consequently, leveraged structured securities entail a greater degree of market risk than other types of debt obligations. Structured securities may also be more volatile, less liquid, and more difficult to accurately price than less complex fixed-income investments.
Rules governing the federal income tax aspects of commodity-linked structured securities are in a developing stage and are not entirely clear in certain respects, particularly in light of 2006 IRS revenue rulings that held that income from certain derivative contracts with respect to a commodity index or individual commodities was not qualifying income for a RIC. An Underlying Fund intends to limit its investments in commodity-linked structured securities in a manner designed to maintain its qualification as a RIC under the Code. However, these investment decisions involve judgment and the IRS may not agree with the determinations made by an Underlying Fund. If the IRS does not agree, the status of an Underlying Fund as a RIC might be jeopardized. The IRS has announced an internal review of its position with respect to the tax treatment of RICs that invest in commodity-related investments, and a moratorium on the issuance of new private letter rulings to RICs with respect to these investments. Future developments in this area could necessitate a future change to an Underlying Fund’s investment strategies.
REITs
An Underlying Fund may invest in real estate securities including investment in other real estate operating companies (“REOCs”), companies engaged in other real estate related businesses, and REITs. REITs are trusts that sell securities to investors and use the proceeds to invest in real estate or interests in real estate. A REIT may focus on a particular project, such as apartment complexes, or geographic regions, such as the northeastern United States, or both. A REOC is a company that derives at least 50% of its gross revenues or net profits from either: (i) the ownership, development, construction, financing, management or sale of commercial, industrial, or residential real estate; or (ii) products or services related to the real estate industry, such as building supplies or mortgage servicing.
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A REIT is a corporation or business trust that meets the definitional requirements of the Code. The Code permits a qualifying REIT to deduct from taxable income the dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs), cash and government securities; derive most of its income from rents from real property or interest on loans secured by mortgages on real property; and distribute annually 90% or more of its otherwise taxable income to shareholders.
REITs are sometimes informally characterized as equity REITs, mortgage REITs, or a combination of equity REITs and mortgage REITs. Equity REITs invest most of their assets directly in real estate property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest most of their assets in real estate mortgages and derive income from interest payments. Like investment companies, REITs are not taxed on income distributed to shareholders if they comply with several requirements of the Code. An Underlying Fund will indirectly bear its proportionate share of any expenses (such as operating expenses and advisory fees) paid by REITs in which it invests in addition to the expenses paid by the Underlying Fund.
Risks Associated with Investing in REITs and the Real Estate Industry in General
Investing in REITs involves risks similar to those associated with investing in small-capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger company securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through a Fund, a shareholder will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. REITs generally depend on their ability to generate cash flow to make distributions to shareholders.
Although an Underlying Fund will not invest directly in real estate, the Underlying Fund may invest in equity securities of issuers primarily engaged in or related to the real estate industry. Risks of real estate securities and REITs include those risks that are more closely associated with investing in real estate securities directly than with investing in the stock market generally. These risks include, among others: (i) possible periodic declines in the value of real estate generally, or in the rents and other income generated by real estate; (ii) risks related to general and local economic conditions; (iii) possible lack of availability of mortgage funds; (iv) periodic overbuilding which creates gluts in the market; (v) extended vacancies of properties; (vi) increases in competition, property taxes, and operating expenses; (vii) changes in laws (such as zoning laws) that impair the property rights of real estate owners; (viii) costs resulting from the cleanup of, and liability to third parties for damages resulting from, environmental problems; (ix) casualty or condemnation losses; (x) uninsured damages from floods, earthquakes, or other natural disasters; (xi) limitations on and variations in rents; (xii) changes in interest rates; (xiii) acts of terrorism, war, or other acts of violence; and (xiv) adverse developments in the real estate industry.
To the extent that assets underlying the REIT’s investments are concentrated geographically, by property type or in certain other respects, the REIT may be subject to certain of the foregoing risks to a greater extent. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act.
REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investments in fixed rate obligations can be expected to rise. During periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on the securities issued by such mortgage REITs. Conversely, when interest rates rise, the value of a REIT’s investments in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.
Additionally, rising interest rates may cause investors in REITs to demand a higher annual yield from future distributions, which may in turn decrease market prices for equity securities issued by REITs. Mortgage REITs may also be affected by the ability of borrowers to repay when due the debt extended by the REIT and equity REITs may be affected by the ability of tenants to pay rent.
Investing in REITs involves risks similar to those associated with investing in small-capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities.
Stock Purchase Rights
Stock purchase rights are instruments, frequently distributed to an issuer’s shareholders as a dividend, that entitle the holder to purchase a specific number of shares of common stock on a specific date or during a specific period of time. The exercise price on the stock purchase rights is normally at a discount from market value of the common stock at the time of distribution. The stock purchase rights do not carry with them the right to dividends or to vote and may or may not be transferable. Stock purchase rights are frequently used outside of the United States as a means of raising additional capital from an issuer’s current shareholders.
As a result, an investment in stock purchase rights may be considered more speculative than certain other types of investments. In addition, the value of a stock purchase rights do not necessarily change with the value of the underlying securities, and they expire worthless if they are not exercised on or prior to their expiration date.
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Unseasoned Companies
The Underlying Funds consider securities of companies with limited operating histories to be securities of companies with a record of less than three (3) years’ continuous operation, including the operations of any predecessors and parents. These companies are sometimes referred to as “unseasoned issuers.” These companies by their nature have only a limited operating history that can be used for evaluating the company’s growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company’s management and less emphasis on fundamental valuation factors than would be the case for more mature companies. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.
FIXED-INCOME INVESTMENTS
The value of fixed-income or debt instruments may be affected by changes in general interest rates and in the creditworthiness of the issuer. Debt instruments with longer maturities (for example, over ten years) are more affected by changes in interest rates and provide less price stability than securities with short-term maturities (for example, one to ten years). Also, for each debt security, there is a risk of principal and interest default, which will be greater with higher-yielding, lower-grade securities.
Debt obligations that are deemed investment-grade carry a rating of at least Baa3 from Moody’s or BBB- from S&P, or a comparable rating from another NRSRO or, if not rated by a NRSRO, are determined by the Adviser or Sub-Adviser to be of comparable quality. Bonds rated Baa3 or BBB- have speculative characteristics and changes in economic circumstances are more likely to lead to a weakened capacity to make interest and principal payments than higher rated bonds.
Asset-Backed Securities
Asset-backed securities represent individual interests in pools of consumer loans, home equity loans, trade receivables, credit card receivables, and other debt and are similar in structure to mortgage-backed securities. The assets are securitized either in a pass-through structure (similar to a mortgage pass-through structure) or in a pay-through structure (similar to a collateralized mortgage obligation (“CMO”) structure). Asset-backed securities may be subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of certain types of loans underlying asset-backed securities can be expected to accelerate. Accordingly, an Underlying Fund’s ability to maintain positions in these securities will be affected by reductions in the principal amount of the securities resulting from prepayments, and the Underlying Fund must reinvest the returned principal at prevailing interest rates, which may be lower. Asset-backed securities may also be subject to extension risk during periods of rising interest rates.
Asset-backed securities are collateralized by short-term loans such as automobile loans, home equity loans, equipment leases, or credit card receivables. The payments from the collateral are generally passed through to the security holder. As noted below with respect to CMOs and Real Estate Mortgage Investment Conduits (“REMICs”), the average life for these securities is the conventional proxy for maturity. Asset-backed securities may pay all interest and principal to the holder, or they may pay a fixed rate of interest, with any excess over that required to pay interest going either into a reserve account or to a subordinate class of securities, which may be retained by the originator. The originator or other party may guarantee interest and principal payments. These guarantees often do not extend to the whole amount of principal, but rather to an amount equal to a multiple of the historical loss experience of similar funds.
Asset-backed securities include Certificates for Automobile ReceivablesSM (“CARSSM”). CARSSM represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARSSM are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor’s return on CARSSM may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.
Asset-backed securities entail certain risks not presented by mortgage-backed securities. The collateral underlying asset-backed securities may be less effective as security for payments than real estate collateral. Debtors may have the right to set off certain amounts owed on the credit cards or other obligations underlying the asset-backed security, or the debt holder may not have a first (or proper) security interest in all of the obligations backing the receivable because of the nature of the receivable or state or federal laws protecting the debtor. Certain collateral may be difficult to locate in the event of default, and recoveries on depreciated or damaged collateral may not fully cover payments due on these securities.
Asset-backed securities can also include collateralized putable notes (“CPNs”). CPNs represent interests in the most senior tranche of collateralized debt obligations and benefit from a put option provided by a highly rated counterparty. CPNs are also backed by interests in various assets, including other asset-backed securities, residential mortgage-backed securities, collateralized mortgage-backed securities, and other instruments.
It is expected that governmental, government-related, or private entities may create mortgage loan pools and other mortgage-backed securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. As new types of mortgage-backed securities are developed and offered to investors, investments in such new types of mortgage-backed securities may be considered for the Underlying Funds.
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Non-mortgage-backed asset-backed securities include, but are not limited to, interests in pools of receivables, such as credit card and accounts receivables and motor vehicle and other installment purchase obligations and leases. Interests in these pools are not backed by the U.S. government and may or may not be secured.
The credit characteristics of asset-backed securities differ in a number of respects from those of traditional debt instruments. Asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to other debt obligations, and there is a possibility that recoveries on repossessed collateral may not be available to support payment on these securities.
The principal on asset-backed securities, like mortgage-backed securities, may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and commercial mortgage-backed securities generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates when liquidity is available to borrowers, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by an Underlying Fund will generally be at lower rates of return than the return on the assets which were prepaid. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. An Underlying Fund’s investments in commercial mortgage-backed securities with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks. While asset-backed securities are designed to allocate risk from pools of their underlying assets, the risk allocation techniques may not be successful, which could lead to the credit risk of these investments being greater than indicated by their ratings. The value of asset-backed securities may be further affected by downturns in the credit markets or the real estate market. It may be difficult to value these instruments because of the transparency or liquidity of some underlying investments, and these instruments may not be liquid. Finally, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.
The coupon rate of interest on mortgage-backed and asset-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool by the amount of the fees paid to the mortgage pooler, issuer, and/or guarantor. Actual yield may vary from the coupon rate. However, if such securities are purchased at a premium or discount, traded in the secondary market at a premium or discount, or to the extent that the underlying assets are prepaid as noted above.
Banking Industry Obligations/Short-Term Investments
Banking industry obligations include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers’ acceptances acquired by an Underlying Fund will be dollar denominated obligations of domestic or foreign banks or financial institutions which, at the time of purchase, have capital, surplus, and undivided profits in excess of $100 million (including assets of both domestic and foreign branches) based on latest published reports or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. government. Fixed time deposits are S&L obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, because there is no market for such deposits. An Underlying Fund will not invest in fixed time deposits: (1) which are not subject to prepayment; or (2) which provide for withdrawal penalties upon prepayment (other than overnight deposits), if, in the aggregate, more than 10% or 15%, depending on the Underlying Fund, of its net assets would be invested in such deposits, in repurchase agreements maturing in more than seven days, and in other illiquid assets.
When an Underlying Fund holds instruments of foreign banks or financial institutions, it may be subject to additional investment risks that are different in some respects from those incurred by a Fund which invests only in debt obligations of U.S. domestic issuers. Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions, as well as exposure to credit losses arising from possible financial difficulties of borrowers, play an important part in the operations of the banking industry. Federal and state laws and regulations require domestic banks to maintain specified levels of reserves, limited the amount which they can loan to a single borrower, and subject them to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that an Underlying Fund may acquire.
For foreign banks there is a possibility that liquidity could be impaired because of: (i) future political and economic developments; (ii) the obligations may be less marketable than comparable obligations of U.S. banks; (iii) a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; (iv) foreign deposits may be seized or nationalized; (v) foreign governmental restrictions (such as foreign exchange controls) may be adopted which might adversely affect the payment of principal and interest on those obligations; and (vi) the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks. In addition, the accounting, auditing, and financial reporting standards, practices, and requirements applicable to foreign banks may differ from those applicable to U.S. banks. In that connection, foreign banks are not subject to examination by any U.S. government agency or instrumentality.
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In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under its investment objectives and policies stated above and in its Prospectuses, an Underlying Fund may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Fixed time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.
Savings Industry Obligations
An Underlying Fund may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan organizations (“S&Ls”) that have capital surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. government.
Commercial Paper, Short-Term Notes, and Other Corporate Obligations
Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short term notes will normally have maturities of less than nine (9) months and fixed rates of return, although such instruments may have maturities of up to one (1) year.
Corporate obligations include bonds and notes issued by corporations to finance longer term credit needs than supported by commercial paper. While such obligations generally have maturities of ten (10) years or more, the Underlying Funds may purchase corporate obligations which have remaining maturities of one (1) year or less from the date of purchase and which are rated AA or higher by S&P or Aa or higher by Moody’s, or have received a comparable rating by another NRSRO.
Corporate Debt Instruments
Corporate debt instruments include corporate bonds, debentures, notes, and other similar corporate debt instruments, including convertible securities.
The investment return on a corporate debt security reflects interest earnings and changes in the market value of the security. The market value of a corporate debt security will generally increase when interest rates decline and decrease when interest rates rise. There is also the risk that the issuer of a debt security may not be able to meet its obligations on interest or principal payments at the time called for by the instrument. Investments in corporate debt instruments that are rated below investment-grade are described in “High-Yield Securities.”
Bonds rated Baa- or BBB- have speculative characteristics and changes in economic circumstances are more likely to lead to a weakened capacity to make interest and principal payments than higher rated bonds. Investments in corporate debt instruments that are rated below investment-grade are described in “High-Yield Securities” below. Debt instruments rated BBB or Baa, which are considered medium-grade category bonds, do not have economic characteristics that provide the high degree of security with respect to payment of principal and interest associated with higher rated bonds, and generally have some speculative characteristics. A bond will be placed in this rating category where interest payments and principal security appear adequate for the present, but economic characteristics that provide longer term protection may be lacking. Any bond, and particularly those rated BBB- or Baa3, has speculative characteristics and may be susceptible to changing conditions, particularly to economic downturns, which could lead to a weakened capacity to pay interest and principal.
New issues of certain debt instruments are often offered on a when-issued or firm-commitment basis; that is, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the customary settlement time. The value of when-issued securities or securities purchased on a firm-commitment basis may vary prior to and after delivery depending on market conditions and changes in interest rate levels. However, an Underlying Fund will not accrue any income on these securities prior to delivery. An Underlying Fund will maintain in a segregated account with its custodian, or earmark on its records, an amount of cash or liquid assets equal (on a daily marked-to-market basis) to the amount of its commitment to purchase the when-issued securities or securities purchased on a firm-commitment basis.
Credit-Linked Notes (“CLNs”)
A CLN is generally issued by one party with a credit option, or risk, linked to a second party. The embedded credit option allows the first party to shift a specific credit risk to the CLN holder, or an Underlying Fund in this case. The CLN is issued by a trust, a special purpose vehicle, collateralized by AAA-rated securities. Because of its high rating, a CLN may be purchased by an Underlying Fund in accordance with the Underlying Fund’s investment objective. The CLN’s price or coupon is linked to the performance of the reference asset of the second party. Generally, the CLN holder receives either fixed or floating coupon rate during the life of the CLN and at par at maturity. The cash flows are dependent on specific credit-related events. Should the second party default or declare bankruptcy, the CLN holder will receive an amount equivalent to the recovery rate. The CLN holder bears the risk of default by the second party and any unforeseen movements in the reference asset, which could lead to loss of principal and receipt of interest payments. In return for these risks, the CLN holder receives a higher yield. As with most derivative investments, valuation of a CLN is difficult due to the complexity of the security (i.e., the embedded option is not easily priced). An Underlying Fund cannot assure that it can implement a successful strategy regarding this type of investment.
Floating or Variable Rate Instruments
Floating or variable rate instruments normally provide that the holder can demand payment of the obligation on short notice at par with accrued interest. Such bonds are frequently secured by letters of credit or other credit support arrangements provided by banks. Floating or variable rate instruments provide for adjustments in the interest rate at specified intervals (weekly, monthly, semiannually, etc.). An Underlying Fund would anticipate using these bonds as cash equivalents, pending longer term investment of its funds. Other longer term fixed rate bonds, with a right of the holder to request redemption at certain times (often annually, after the lapse of an intermediate term),
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may also be purchased by an Underlying Fund. These instruments are more defensive than conventional long-term bonds (protecting to some degree against a rise in interest rates), while providing greater opportunity than comparable intermediate term bonds since an Underlying Fund may retain the instrument if interest rates decline. By acquiring these types of instruments, an Underlying Fund obtains the contractual right to require the issuer of the security, or some other person (other than a broker or dealer), to purchase the security at an agreed upon price, which right is contained in the obligation itself rather than in a separate agreement with the seller or some other person.
Variable rate instruments held by an Underlying Fund may have maturities of more than one year, provided: (i) the Underlying Fund is entitled to the payment of principal at any time, or during specified intervals not exceeding one year, upon giving the prescribed notice (which may not exceed 30 days); and (ii) the rate of interest on such instruments is adjusted at periodic intervals not to exceed one year. In determining whether a variable rate instrument has a remaining maturity of one year or less, each instrument will be deemed to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand. An Underlying Fund will be able (at any time or during specified periods not exceeding one year, depending upon the note involved) to demand payment of the principal of a note. If an issuer of a variable rate instrument defaulted on its payment obligation, an Underlying Fund might be unable to dispose of the note and a loss would be incurred to the extent of the default. An Underlying Fund may invest in variable rate instruments only when the investment is deemed to involve minimal credit risk. The continuing creditworthiness of issuers of these instruments will be monitored to determine whether such notes should continue to be held. Variable and floating rate instruments with demand periods in excess of seven days, which cannot be disposed of promptly within seven business days in the usual course of business, without taking a reduced price will be treated as illiquid securities.
Credit rating agencies frequently do not rate such instruments; however, an Underlying Fund’s Adviser or Sub-Adviser will determine what unrated and variable and floating rate instruments are of comparable quality at the time of the purchase to rated instruments eligible for purchase by the Underlying Fund. An active secondary market may not exist with respect to particular variable or floating rate instruments purchased by an Underlying Fund. The absence of such an active secondary market could make it difficult for an Underlying Fund to dispose of the variable or floating rate instrument involved if the issuer of the instrument defaults on its payment obligation or during periods in which the Underlying Fund is not entitled to exercise its demand rights, and the Underlying Fund could, for these or other reasons, suffer a loss to the extent of the default. Variable and floating rate instruments may be secured by bank letters of credit. Money market instruments with a maturity of 60 days or less provide duration exposure similar to the floating rate debt in which an Underlying Fund invests. Such money market instruments are considered, for the purposes of an Underlying Fund’s investment, to be floating rate debt.
Government Trust Certificates
Government Trust Certificates represent an interest in a government trust, the property of which consists of: (i) a promissory note of a foreign government no less than 90% of which is backed by the full faith and credit guaranty issued by the federal government of the United States (issued pursuant to Title III of the Foreign Operations, Export, Financing and Related Borrowers Programs Appropriations Act of 1998); and (ii) a security interest in obligations of the U.S. Treasury backed by the full faith and credit of the United States sufficient to support the remaining balance (no more than 10%) of all payments of principal and interest on such promissory note; provided that such obligations shall not be rated less than AAA by S&P or less than Aaa by Moody’s, or have received a comparable rating by another NRSRO.
Guaranteed Investment Contracts (“GICs”)
GICs are issued by insurance companies. Pursuant to such contracts, an Underlying Fund makes cash contributions to a deposit fund in the insurance company’s general account. The insurance company then credits to the Underlying Fund on a monthly basis guaranteed interest, which may be based on an index. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. In addition, because an Underlying Fund may not receive the principal amount of a GIC from the insurance company on seven (7) days’ notice or less, the GIC is considered an illiquid investment, and, together with other instruments invested in by the Underlying Fund which are not readily marketable, will not exceed 15% of the Underlying Fund’s net assets. The term of a GIC will be one (1) year or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate. GICs are not backed by the U.S. government nor are they insured by the FDIC. GICs are generally guaranteed only by the insurance companies that issue them.
High-Yield Securities
High-yield securities (often referred to as “junk bonds”) are debt instruments that are rated lower than “Baa3” by Moody’s or “BBB-” by S&P, or of comparable quality if unrated.
High-yield securities include certain corporate debt obligations, higher yielding preferred stocks and mortgage-backed securities, and securities convertible into the foregoing. Investments in high-yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt instruments, but they also typically entail greater potential price volatility and principal and income risk.
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High-yield securities are not considered to be investment-grade. They are regarded as predominantly speculative with respect to the issuing company’s continuing ability to meet principal and interest payments. Also, their yields and market values tend to fluctuate more than higher-rated securities. Fluctuations in value do not affect the cash income from the securities, but are reflected in an Underlying Fund’s NAV. The greater risks and fluctuations in yield and value occur, in part, because investors generally perceive issuers of lower-rated and unrated securities to be less creditworthy.
The yields earned on high-yield securities generally are related to the quality ratings assigned by recognized rating agencies. The following are excerpts from Moody’s description of its bond ratings: Ba - judged to have speculative elements; their future cannot be considered as well assured. B - generally lack characteristics of a desirable investment. Caa - are of poor standing; such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca - speculative in a high degree; often in default. C - lowest rate class of bonds; regarded as having extremely poor prospects. Moody’s also applies numerical indicators 1, 2, and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; 2 indicates a mid-range ranking; and 3 indicates a ranking towards the lower end of the category. The following are excerpts from S&P’s description of its bond ratings: BB, B, CCC, CC, C - predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligation; BB indicates the lowest degree of speculation and C the highest. D - in payment default. S&P applies indicators “+,” no character and “-” to its rating categories. The indicators show relative standing within the major rating categories.
Certain securities held by an Underlying Fund may permit the issuer at its option to call, or redeem, its securities. If an issuer were to redeem securities held by an Underlying Fund during a time of declining interest rates, the Underlying Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.
While the Sub-Adviser may refer to ratings issued by established credit rating agencies, it is not the an Underlying Fund’s policy to rely exclusively on ratings issued by these rating agencies, but rather to supplement such ratings with the Sub-Adviser’s own independent and ongoing review of credit quality. To the extent an Underlying Fund invests in these lower rated securities, the achievement of its investment objective may be more dependent on the Sub-Adviser’s own credit analysis than in the case of a Fund investing in higher quality fixed-income securities. These lower rated securities may also include zero-coupon bonds, deferred interest bonds, and pay-in-kind (“PIK”) bonds.
Risks Associated with High-Yield Securities
The medium- to lower rated and unrated securities in which the Underlying Funds invests tend to offer higher yields than those of other securities with the same maturities because of the additional risks associated with them. These risks include:
High-Yield Bond Market. A severe economic downturn or increase in interest rates might increase defaults in high-yield securities issued by highly leveraged companies. An increase in the number of defaults could adversely affect the value of all outstanding high-yield securities, thus disrupting the market for such securities.
Sensitivity to interest rate and economic changes. High-yield securities are more sensitive to adverse economic changes or individual corporate developments but less sensitive to interest rate changes than are U.S. Treasury or investment-grade bonds. As a result, when interest rates rise, causing bond prices to fall, the value of high-yield debt bonds tend not to fall as much as U.S. Treasury or investment-grade corporate bonds. Conversely when interest rates fall, high-yield bonds tend to underperform U.S. Treasury and investment-grade corporate bonds because high-yield bond prices tend not to rise as much as the prices of these bonds.
The financial stress resulting from an economic downturn or adverse corporate developments could have a greater negative effect on the ability of issuers of high-yield securities to service their principal and interest payments, to meet projected business goals and to obtain additional financing than on more creditworthy issuers. Holders of high-yield securities could also be at greater risk because high-yield securities are generally unsecured and subordinate to senior debt holders and secured creditors. If the issuer of a high-yield security owned by the Underlying Funds defaults, the Underlying Funds may incur additional expenses seeking recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high-yield securities and the Underlying Funds’ NAV. Furthermore, in the case of high-yield securities structured as zero-coupon or PIK securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more speculative and volatile than securities which pay in cash.
Payment Expectations. High-yield securities present risks based on payment expectations. For example, high-yield securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Underlying Funds may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, the value of high-yield securities may decrease in a rising interest rate market. In addition, there is a higher risk of nonpayment of interest and/or principal by issuers of high-yield securities than in the case of investment-grade bonds.
Liquidity and Valuation Risks. Lower rated bonds are typically traded among a smaller number of broker-dealers rather than in a broad secondary market. Purchasers of high-yield securities tend to be institutions, rather than individuals, a factor that further limits the secondary market. To the extent that no established retail secondary market exists, many high-yield securities may not be as liquid as U.S. Treasury and investment-grade bonds. The ability of an Underlying Fund’s board to value or sell high-yield securities will be adversely affected to the extent that such securities are thinly-traded or illiquid. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield securities more than other securities, especially in a thinly traded market. To the extent the Underlying Funds own illiquid or restricted high-yield securities; these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties. At times of less liquidity, it may be more difficult to value high-yield securities because this valuation may require more research, and elements of judgment may play a greater role in the valuation since there is less reliable, objective data available.
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Taxation. Special tax considerations are associated with investing in securities structured as zero-coupon or PIK securities. The Underlying Funds report the interest on these securities as income even though they receive no cash interest until the security’s maturity or payment date.
Limitations of Credit Ratings. The credit ratings assigned to high-yield securities may not accurately reflect the true risks of an investment. Credit ratings typically evaluate the safety of principal and interest payments, rather than the market value risk of high yield securities. In addition, credit agencies may fail to adjust credit ratings to reflect rapid changes in economic or company conditions that affect a security’s market value. Although the ratings of recognized rating services such as Moody’s and S&P are considered, the Adviser primarily relies on its own credit analysis, which includes a study of existing debt, capital structure, ability to service debts and to pay dividends, the issuer’s sensitivity to economic conditions, its operating history and the current trend of earnings. Thus, the achievement of the Underlying Funds’ investment objective may be more dependent on the Adviser’s own credit analysis than might be the case for a Fund which invests in higher quality bonds. The Adviser continually monitors the investments in the Underlying Funds’ portfolio and carefully evaluates whether to dispose of or retain high-yield securities whose credit ratings have changed. The Underlying Funds may retain a security whose rating has been changed.
Congressional Proposals. New laws and proposed laws may negatively affect the market for high-yield securities. As examples, recent legislation requires federally insured S&Ls to divest themselves of their investments in high-yield securities, and pending proposals are designed to limit the use of, or tax and eliminate other advantages of, high-yield securities. Any such proposals, if enacted, could negatively affect the Fund’s or an Underlying Fund’s NAV.
Index-, Currency-, and Equity-Linked Securities
“Index-linked” or “commodity-linked” notes are debt instruments of companies that call for interest payments and/or payment at maturity in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity. Principal and/or interest payments on an index-linked note depend on the performance of one or more market indices, such as the S&P 500® Index or a weighted index of commodity futures such as crude oil, gasoline and natural gas. They may also invest in “equity-linked” and “currency-linked” debt instruments. At maturity, the principal amount of an equity-linked debt security is exchanged for common stocks of the issuer or is payable in an amount based on the issuer’s common stock price at the time of maturity. Currency-linked debt instruments are short-term or intermediate term instruments having a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies. Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index.
Index- and currency-linked securities are derivative instruments, which may entail substantial risks. Such instruments may be subject to significant price volatility. The company issuing the instrument may fail to pay the amount due on maturity. The underlying investment or security may not perform as expected by the Adviser or Sub-Adviser. Markets, underlying securities, and indices may move in a direction that was not anticipated by the Adviser or Sub-Adviser. Performance of the derivatives may be influenced by interest rate and other market changes in the United States and abroad. Certain derivative instruments may be illiquid. (See “Restricted Securities, Illiquid Securities, and Liquidity Requirements.”)
Industrial Development and Pollution Control Bonds
These are revenue bonds and generally are not payable from the unrestricted revenues of an issuer. They are issued by or on behalf of public authorities to raise money to finance privately operated facilities for business, manufacturing, housing, sport complexes, and pollution control. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.
Loan Participations and Assignments
An Underlying Fund’s investment in loan participations typically will result in the Underlying Fund having a contractual relationship only with the lender and not with the borrower. Such an Underlying Fund will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing participations, an Underlying Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any right of set-off against the borrower, and the Underlying Fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the Underlying Fund may be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, an Underlying Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.
When an Underlying Fund purchases a loan assignment from lenders, it will acquire direct rights against the borrowers on the loan. However, because assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by an Underlying Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. Because there is no liquid market for such securities, an Underlying Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and an Underlying Fund’s ability to dispose of particular assignments or participation when necessary to meet redemption of the Underlying Fund’s shares, to meet the Underlying Fund’s liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for assignments and participation also may make it more difficult for an Underlying Fund to value these securities for purposes of calculating its NAV.
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Mortgage Backed Securities
Mortgage-backed securities represent participation interests in pools of adjustable and fixed rate mortgage loans secured by real property. The types of mortgage-backed securities a Fund or an Underlying Fund may invest in include adjustable rate mortgage securities, agency related mortgage-backed securities, CMOs, interest/principal only stripped mortgage-backed securities, REMICs, and subordinated mortgage securities. Most mortgage-backed securities are pass-through securities, which means that investors receive payments consisting of a pro rata share of both principal and interest (less servicing and other fees), as well as unscheduled prepayments, as mortgages in the underlying mortgage pool are paid off by borrowers.
Mortgage-backed securities issued by commercial banks, S&Ls, private mortgage insurance companies, mortgage bankers, and other secondary market issuers that also create pass through pools of conventional residential mortgage loans. In addition, such issuers may be the originators of the underlying mortgage loans as well as the guarantors of the pass through certificates. Pools created by such non-governmental issuers generally offer a higher rate of return than governmental pools because there are no direct or indirect governmental guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool, and hazard insurance. The insurance and guarantees are issued by government entities, private insurers, and the mortgage poolers.
Certain Underlying Funds may also invest in other types of mortgage related securities such as securities that reflect an interest in reverse mortgages. Due to the unique nature of the underlying loans, reverse mortgage-related securities may be subject to risks different than other types of mortgage-related securities. The date of repayment for such loans is uncertain and may occur sooner or later than anticipated. The timing of payments for the corresponding mortgage-related security may be uncertain. Additionally, because reverse mortgages are offered only to persons 62 or older and there may be no income restrictions, the loans may react differently than traditional home loans to market events.
It is expected that governmental or private entities may create mortgage loan pools offering pass through investments in addition to those described above. As new types of pass through securities are developed and offered to investors, the Adviser or Sub-Adviser may, consistent with an Underlying Fund’s investment objectives, policies and restrictions, consider making investments in such new types of securities.
Other types of mortgage backed securities in which the Underlying Funds may invest include debt instruments that are secured, directly or indirectly, by mortgages on commercial real estate or residential rental properties, or by first liens on residential manufactured homes (as defined in section 603(6) of the National Manufactured Housing Construction and Safety Standards Act of 1974), whether such manufactured homes are considered real or personal property under the laws of the states in which they are located. Securities in this investment category include, among others, standard mortgage backed bonds and newer CMOs. Mortgage backed bonds are secured by pools of mortgages, but unlike pass through securities, payments to bondholders are not determined by payments on the mortgages. The bonds consist of a single class, with interest payable periodically and principal payable on the stated date of maturity.
Adjustable Rate Mortgage Securities (“ARMS”)
ARMS are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. The adjustments usually are determined in accordance with a predetermined interest rate index and may be subject to certain limits. The adjustment feature of ARMS tends to make their values less sensitive to interest rate changes. As the interest rates on the mortgages underlying ARMS are reset periodically, yields of such portfolio securities will gradually align themselves to reflect changes in market rates. Unlike fixed rate mortgages, which generally decline in value during periods of rising interest rates, ARMS allow an Underlying Fund to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages, resulting in both higher current yields and low price fluctuations. Furthermore, if prepayments of principal are made on the underlying mortgages during periods of rising interest rates, an Underlying Fund may be able to reinvest such amounts in securities with a higher current rate of return. During periods of declining interest rates, of course, the coupon rates may readjust downward, resulting in lower yields to an Underlying Fund. Further, because of this feature, the values of ARMS are unlikely to rise during periods of declining interest rates to the same extent as fixed rate instruments.
Generally, ARMS have a specified maturity date and amortize principal over their life. In periods of declining interest rates, there is a reasonable likelihood that ARMS will experience increased rates of prepayment of principal. However, the major difference between ARMS and fixed rate mortgage securities is that the interest rate and the rate of amortization of principal of ARMS can and do change in accordance with movements in a particular, pre-specified, published interest rate index.
The amount of interest on ARMS is calculated by adding a specified amount, the “margin,” to the index, subject to limitations on the maximum and minimum interest that can be charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period. Because the interest rates on ARMS generally move in the same direction as market interest rates, the market value of ARMS tends to be more stable than that of long-term fixed rate securities.
There are two main categories of indices which serve as benchmarks for periodic adjustments to coupon rates on ARMS: (i) those based on U.S. Treasury securities; and (ii) those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (“LIBOR”), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index (often related to ARMS issued by the Federal National Mortgage Association (called “FNMA”)), tend to lag changes in market rate levels and tend to be somewhat less volatile.
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Agency Mortgage-Backed Securities
The dominant issuers or guarantors of mortgage-backed securities today are the Government National Mortgage Association (called “GNMA”), FNMA, and the Federal Home Loan Mortgage Corporation (called “FHLMC”). GNMA creates pass-through securities from pools of U.S. government guaranteed or insured (such as by the Federal Housing Authority or Veterans Administration) mortgages originated by mortgage bankers, commercial banks, and savings associations. FNMA and FHLMC issue pass-through securities from pools of conventional and federally insured and/or guaranteed residential mortgages obtained from various entities, including savings associations, savings banks, commercial banks, credit unions, and mortgage bankers. These instruments might be considered derivatives. The primary risks associated with these instruments is the risk that their value will change with changes in interest rates and prepayment risk. (See “U.S. Government Securities.”)
FNMA: FNMA is a federally chartered and privately owned corporation established under the Federal National Mortgage Association Charter Act. FNMA provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby providing them with funds for additional lending. FNMA uses its funds to purchase loans from investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.
Each FNMA pass-through security represents a proportionate interest in one or more pools of loans, including conventional mortgage loans (that is, mortgage loans that are not insured or guaranteed by any U.S. government agency). The pools consist of one or more of the following types of loans: (1) fixed rate level payment mortgage loans; (2) fixed rate growing equity mortgage loans; (3) fixed rate graduated payment mortgage loans; (4) variable rate mortgage loans; (5) other adjustable rate mortgage loans; and (6) fixed rate mortgage loans secured by multifamily projects.
FHLMC Securities: The operations of FHLMC currently consist primarily of the purchase of first lien, conventional, residential mortgage loans and participation interests in mortgage loans, and the resale of the mortgage loans in the form of mortgage-backed securities.
The mortgage loans underlying FHLMC securities typically consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between 10 to 30 years, substantially all of which are secured by first liens on one-to-four-family residential properties or multifamily projects. Each mortgage loan must be whole loans, participation interests in whole loans, and undivided interests in whole loans or participation in another FHLMC security.
FHLMC issues certificates representing interests in mortgage loans. FHLMC guarantees, to each holder of a FHLMC Certificate, timely payment of the amounts representing a holder’s proportionate share in: (i) interest payments, less servicing, and guarantee fees; (ii) principal prepayments; and (iii) the ultimate collection of amounts representing the holder’s proportionate interest in principal payments on the mortgage loans in the pool represented by the FHLMC Certificate, in each case whether or not such amounts are actually received. FHLMC securities are not backed by the full faith and credit of the United States; however, they generally are considered to present minimal credit risks.
GNMA Securities: GNMA is a wholly-owned corporate instrumentality of the U.S. government within the Department of Housing and Urban Development. In order to meet its obligations under a guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.
GNMA pass-through securities may represent a proportionate interest in one or more pools of the following types of mortgage loans: (1) fixed rate level payment mortgage loans; (2) fixed rate graduated payment mortgage loans; (3) fixed rate growing equity mortgage loans; (4) fixed rate mortgage loans secured by manufactured (mobile) homes; (5) mortgage loans on multifamily residential properties under construction; (6) mortgage loans on completed multifamily projects; (7) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower’s monthly payments during the early years of the mortgage loans (“buydown” mortgage loans); (8) mortgage loans that provide for adjustments on payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (9) mortgage-backed serial notes.
The principal and interest on GNMA pass-through securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. government. FNMA guarantees full and timely payment of all interest and principal, while FHLMC guarantees timely payment of interest and ultimate collection of principal of its pass-through securities. FNMA and FHLMC securities are not backed by the full faith and credit of the United States; however, they are generally considered to present minimal credit risks. The yields provided by these mortgage-related securities historically have exceeded the yields on other types of U.S. government securities with comparable maturities in large measure due to the risks associated with prepayment.
Collateralized Mortgage Obligations
CMOs have characteristics of both pass through securities and mortgage backed bonds. CMOs are secured by pools of mortgages, typically in the form of “guaranteed” pass through certificates such as GNMA, FNMA, or FHLMC securities. The payments on the collateral securities determine the payments to bondholders, but there is not a direct “pass through” of payments. CMOs are structured into multiple classes or “tranches,” each bearing a different date of maturity. Each class of a CMO is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the collateral pool may cause the various classes of a CMO to be retired substantially earlier than their stated maturities or final distribution dates. The principal of, and interest on, the collateral pool may be allocated among the several classes of a CMO in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to some of the individual tranche than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-backed securities.
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CMOs are issued by entities that operate under order of the SEC exempting such issuers from the provisions of the 1940 Act. Until recently, the staff of the SEC had taken the position that such issuers were investment companies and that, accordingly, an investment by an investment company (such as an Underlying Fund) in the securities of such issuers was subject to the limitations imposed by Section 12 of the 1940 Act. However, in reliance on SEC staff interpretations, an Underlying Fund may invest in securities issued by certain “exempted issuers” without regard to the limitations of Section 12 of the 1940 Act. In its interpretation, the SEC staff defined “exempted issuers” as unmanaged, fixed-asset issuers that: (i) invest primarily in mortgage backed securities; (ii) do not issue redeemable securities as defined in Section 2(a)(32) of the 1940 Act; (iii) operate under the general exemptive orders exempting them from all provisions of the 1940 Act; and (iv) are not registered or regulated under the 1940 Act as investment companies.
Privately issued CMOs are arrangements in which the underlying mortgages are held by the issuer, which then issues debt collateralized by the underlying mortgage assets. Such securities may be backed by mortgage insurance, letters of credit, or other credit enhancing features. They are, however, not guaranteed by any government agency and are secured by the collateral held by the issuer. Privately issued CMOs are subject to prepayment risk due to the possibility that prepayments on the underlying assets will alter the cash flow.
GNMA Certificates
Certificates issued by the GNMA evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from bonds in that principal is paid back monthly as payments of principal, including prepayments, on the mortgages in the underlying pool are passed through to holders of GNMA Certificates representing interests in the pool, rather than returned in a lump sum at maturity. The GNMA Certificates that the Underlying Funds may purchase are the “modified pass through” type.
GNMA Guarantee. The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration (“FHA”) or the Farmers’ Home Administration or guaranteed by the Veterans Administration (“VA”). GNMA is also empowered to borrow without limitation from the U.S. Treasury, if necessary, to make payments required under its guarantee.
Life of GNMA Certificates. The average life of a GNMA Certificate is likely to be substantially less than the stated maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk of loss of the principal balance of a GNMA Certificate because of the GNMA guarantee, but foreclosure may impact the yield to shareholders because of the need to reinvest proceeds of foreclosure. As prepayment rates of individual mortgage pools vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates. However, statistics published by the FHA indicate that the average life of single family dwelling mortgages with twenty-five- to thirty year maturities, the type of mortgages backing the vast majority of GNMA Certificates, is approximately twelve (12) years. Prepayments are likely to increase in periods of falling interest rates. It is customary to treat GNMA Certificates as thirty year mortgage backed securities that prepay fully in the twelfth year.
Yield Characteristics of GNMA Certificates. The coupon rate of interest of GNMA Certificates is lower than the interest rate paid on the VA guaranteed or FHA insured mortgages underlying the certificates by the amount of the fees paid to GNMA and the issuer. The coupon rate by itself, however, does not indicate the yield that will be earned on GNMA Certificates. First, GNMA Certificates may be issued at a premium or discount rather than at par and, after issuance, GNMA Certificates may trade in the secondary market at a premium or discount. Second, interest is earned monthly rather than semi-annually as with traditional bonds; monthly compounding raises the effective yield earned. Finally, the actual yield of a GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying it. For example, if interest rates decline, prepayments may occur faster than had been originally projected and the yield to maturity and the investment income of an Underlying Fund would be reduced.
Interest/Principal Only Stripped Mortgage-Backed Securities (“SMBS”)
SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including S&Ls, mortgage banks, commercial banks, investment banks, and special purpose subsidiaries of the foregoing.
SMBS are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other classes will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all the interest (the Interest-Only or “IO” class), while the other class will receive the entire principal (the Principal-Only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such security’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, an Underlying Fund may fail to recoup fully its initial investment in these securities. The determination of whether a particular government-issued IO or PO backed by fixed rate mortgages is liquid is made by the Adviser or Sub-Adviser under guidelines and standards established by an Underlying Fund’s board. Such a security may be deemed liquid if it can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of NAV per share.
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Privately Issued Mortgage-Backed Securities
Mortgage-backed securities offered by private issuers include pass-through securities for pools of conventional residential mortgage loans; mortgage pay-through obligations and mortgage-backed bonds, which are considered to be obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and CMOs which are collateralized by mortgage-backed securities issued by GNMA, FHLMC, and FNMA or by pools of conventional mortgages. A Fund or an Underlying Fund will limit its investments in privately issued mortgage-backed securities to “mortgage related securities” within the meaning of the Secondary Mortgage Market Enhancement Act of 1984, as amended.
A Fund or an Underlying Fund may invest in, among other things, “parallel pay” CMOs, Planned Amortization Class CMOs (“PAC Bonds”), and REMICs. A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real property. A Fund or an Underlying Fund will only invest in REMIC interests known as regular interests. Guaranteed REMIC pass through certificates (REMIC Certificates) issued by GNMA, FHLMC, or FNMA represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or GNMA, FHLMC, or FNMA guaranteed mortgage pass through certificates. For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest and also guarantees the payment of principal, as payments are required to be made on the underlying mortgage participation certificates. FNMA REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by FNMA. GNMA REMIC Certificates are supported by the full faith and credit of the U.S. Treasury.
Parallel pay CMOs, as well as REMICs, are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class which, like the other CMO structures, must be retired by its stated maturity date or final distribution date, but may be retired earlier.
PAC Bonds are parallel pay CMOs that generally require payments of a specified amount of principal on each payment date. The required principal payment on PAC Bonds has the highest priority after interest has been paid to all classes.
Privately issued Mortgage-backed securities generally offer a higher rate of interest (and greater credit and interest rate risk) than U.S. government mortgage-backed securities because they offer no direct or indirect government guarantees of payments. However, many issuers or servicers of mortgage-backed securities guarantee, or provide insurance for, timely payment of interest and principal on such securities. Privately issued mortgage-backed securities will not be treated as constituting a single, separate industry.
Privately issued mortgage-backed securities are not guaranteed by an entity having the credit standing of a U.S. government agency. In order to receive a high quality rating, they normally are structured with one or more types of credit enhancement. These credit enhancements fall generally into two categories: (i) liquidity protection; and (ii) protection against losses resulting after default by a borrower and liquidation of the collateral. Liquidity protection refers to the providing of cash advances to holders of mortgage-backed securities when a borrower on an underlying mortgage fails to make its monthly payment on time. Protection against losses resulting after default and liquidation is designed to cover losses resulting when, for example, the proceeds of a foreclosure sale are insufficient to cover the outstanding amount on the mortgage. This protection may be provided through guarantees, insurance policies, or letters of credit through various means of structuring the transaction or through a combination of such approaches.
Subordinated Mortgage Securities
Subordinated mortgage securities have certain characteristics and certain associated risks. In general, the subordinated mortgage securities in which an Underlying Fund may invest consist of a series of certificates issued in multiple classes with a stated maturity or final distribution date. One or more classes of each series may be entitled to receive distributions allocable only to principal, principal prepayments, interest or any combination thereof to one or more other classes, or only after the occurrence of certain events, and may be subordinated in the right to receive such distributions on such certificates to one or more senior classes of certificates. The rights associated with each class of certificates are set forth in the applicable pooling and servicing agreement, form of certificate and offering documents for the certificates.
The subordination terms are usually designed to decrease the likelihood that the holders of senior certificates will experience losses or delays in the receipt of their distributions and to increase the likelihood that the senior certificate holders will receive aggregate distributions of principal and interest in the amounts anticipated. Generally, pursuant to such subordination terms, distributions arising out of scheduled principal, principal prepayments, interest or any combination thereof that otherwise would be payable to one or more other classes of certificates of such series (i.e., the subordinated certificates) are paid instead to holders of the senior certificates. Delays in receipt of scheduled payments on mortgage loans and losses on defaulted mortgage loans are typically borne first by the various classes of subordinated certificates and then by the holders of senior certificates.
In some cases, the aggregate losses in respect of defaulted mortgage loans that must be borne by the subordinated certificates and the amount of the distributions otherwise distributable on the subordinated certificates that would, under certain circumstances, be distributable to senior certificate holders may be limited to a specified amount. All or any portion of distributions otherwise payable to holders of subordinated certificates may, in certain circumstances, be deposited into one or more reserve accounts for the benefit of the senior certificate holders. Since a greater risk of loss is borne by the subordinated certificate holders, such certificates generally have a higher stated yield than the senior certificates.
Interest on the certificates generally accrues on the aggregate principal balance of each class of certificates entitled to interest at an applicable rate. The certificate interest rate may be a fixed rate, a variable rate based on current values of an objective interest index or a variable rate based on a weighted average of the interest rate on the mortgage loans underlying or constituting the mortgage assets. In addition, the underlying mortgage loans may have variable interest rates.
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Generally, to the extent funds are available; interest accrued during each interest accrual period on each class of certificates entitled to interest is distributable on certain distribution dates until the aggregate principal balance of the certificates of such class has been distributed in full. The amount of interest that accrues during any interest accrual period and over the life of the certificates depends primarily on the aggregate principal balance of the class of certificates, which, unless otherwise specified, depends primarily on the principal balance of the mortgage assets for each such period and the rate of payment (including prepayments) of principal of the underlying mortgage loans over the life of the Trust.
A series of certificates may consist of one or more classes as to which distributions allocable to principal will be allocated. The method by which the amount of principal to be distributed on the certificates on each distribution date is calculated and the manner in which such amount could be allocated among classes varies and could be affected pursuant to a fixed schedule, in relation to the occurrence of certain events or otherwise. Special distributions are also possible if distributions are received with respect to the mortgage assets, such as is the case when underlying mortgage loans are prepaid.
A mortgage-backed security that is senior to a subordinated residential mortgage security will not bear a loss resulting from the occurrence of a default on an underlying mortgage until all credit enhancements protecting such senior holder is exhausted. For example, the senior holder will only suffer a credit loss after all subordinated interests have been exhausted pursuant to the terms of the subordinated residential mortgage security. The primary credit risk of investing in subordinated residential mortgage securities is potential losses resulting from defaults by the borrowers under the underlying mortgages. The Underlying Funds would generally realize such a loss in connection with a subordinated residential mortgage security only if the subsequent foreclosure sale of the property securing a mortgage loan does not produce an amount at least equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, the interest that was not paid during the foreclosure period and all foreclosure expenses.
An Underlying Fund’s Adviser or Sub-Adviser will seek to limit the risks presented by subordinated residential mortgage securities by reviewing and analyzing the characteristics of the mortgage loans that underlie the pool of mortgages securing both the senior and subordinated residential mortgage securities. The Adviser or Sub-Adviser has developed a set of guidelines to assist in the analysis of the mortgage loans underlying subordinated residential mortgage securities. Each pool purchase is reviewed against the guidelines. An Underlying Fund seeks opportunities to acquire subordinated residential mortgage securities where, in the view of the Adviser or Sub-Adviser, the potential for a higher yield on such instruments outweighs any additional risk presented by the instruments. The Adviser or Sub-Adviser will seek to increase yield to shareholders by taking advantage of perceived inefficiencies in the market for subordinated residential mortgage securities.
Credit enhancement for the senior certificates comprising a series is provided by the holders of the subordinated certificates to the extent of the specific terms of the subordination and, in some cases, by the establishment of reserve funds. Depending on the terms of a particular pooling and servicing agreement, additional or alternative credit enhancement may be provided by a pool insurance policy and/or other insurance policies, third party limited guaranties, letters of credit, or similar arrangements. Letters of credit may be available to be drawn upon with respect to losses due to mortgagor bankruptcy and with respect to losses due to the failure of a master service to comply with its obligations, under a pooling and servicing agreement, if any, to repurchase a mortgage loan as to which there was fraud or negligence on the part of the mortgagor or originator and subsequent denial of coverage under a pool insurance policy, if any. A master service may also be required to obtain a pool insurance policy to cover losses in an amount up to a certain percentage of the aggregate principal balance of the mortgage loans in the pool to the extent not covered by a primary mortgage insurance policy by reason of default in payments on mortgage loans.
A pooling and servicing agreement may provide that the depositor and master service could affect early termination of a trust, after a certain specified date or the date on which the aggregate outstanding principal balance of the underlying mortgage loans is less than a specific percentage of the original aggregate principal balance of the underlying mortgage loans by purchasing all of such mortgage loans at a price, unless otherwise specified, equal to the greater of a specified percentage of the unpaid principal balance of such mortgage loans, plus accrued interest thereon at the applicable certificate interest rate, or the fair market value of such mortgage assets. Generally, the proceeds of such repurchase would be applied to the distribution of the specified percentage of the principal balance of each outstanding certificate of such series, plus accrued interest, thereby retiring such certificates. Notice of such optional termination would be given by the trustee prior to such distribution date.
The underlying trust assets are a mortgage pool generally consisting of mortgage loans on single, multi-family, and mobile home park residential properties. The mortgage loans are originated by S&Ls, savings banks, commercial banks or similar institutions, and mortgage banking companies.
Various services provide certain customary servicing functions with respect to the mortgage loans pursuant to servicing agreements entered into between each service and the master service. A service’s duties generally include collection and remittance of principal and interest payments, administration of mortgage escrow accounts, collection of insurance claims, foreclosure procedures and, if necessary, the advance of funds to the extent certain payments are not made by the mortgagors and are recoverable under applicable insurance policies or from proceeds of liquidation of the mortgage loans.
The mortgage pool is administered by a master service who: (a) establishes requirements for each service; (b) administers, supervises, and enforces the performance by the services of their duties and responsibilities under the servicing agreements; and (c) maintains any primary insurance, standard hazard insurance, special hazard insurance and any pool insurance required by the terms of the certificates. The master service may be an affiliate of the depositor and also may be the service with respect to all or a portion of the mortgage loans contained in a trust fund for a series of certificates.
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Risks of Investing in Mortgage-Backed Securities
Investments in mortgage backed securities involve certain risks. Due to the possibility of prepayments of the underlying mortgage instruments, mortgage-backed securities generally do not have a known maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. An average life estimate is a function of an assumption regarding anticipated prepayment patterns, based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants can produce different average life estimates with regard to the same security. There can be no assurance that estimated average life will be a security’s actual average life.
In periods of declining interest rates, prices of fixed-income securities tend to rise. However, during such periods, the rate of prepayment of mortgages underlying mortgage backed securities tends to increase, with the result that such prepayments must be reinvested by the issuer at lower rates. Rising interest rates also tend to discourage refinancing of home mortgages, with the result that the average life of mortgage-backed securities held by an Underlying Fund may be lengthened.
The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-backed security and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities.
In addition, the value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers of mortgage-related securities owned by an Underlying Fund. Because investments in mortgage backed securities are interest rate sensitive, the ability of the issuer to reinvest favorably in underlying mortgages may be limited by government regulation or tax policy. For example, action by the Board of Governors of the Federal Reserve System to limit the growth of the nation’s money supply may cause interest rates to rise and thereby reduce the volume of new residential mortgages.
Additionally, although mortgages and mortgage backed securities are generally supported by some form of government or private guarantees and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations.
Further, SMBS are likely to experience greater price volatility than other types of mortgage securities. The yield to maturity on the interest only class is extremely sensitive, both to changes in prevailing interest rates and to the rate of principal payments (including prepayments) on the underlying mortgage assets. Similarly, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are made. An Underlying Fund could fail to fully recover its initial investment in a CMO residual or a SMBS.
Some of these mortgage-backed securities may have exposure to subprime loans or subprime mortgages, which are loans to persons with impaired credit ratings. However, it may be difficult to determine which securities have exposure to subprime loans or mortgages. Furthermore, the risk allocation techniques employed by these instruments may not be successful, which could lead to the credit risk of these instruments being greater than indicated by their ratings. The value of these instruments may be further affected by downturns in the credit markets or the real estate market. It may be difficult to value these instruments because of concerns about their transparency. These instruments may not be liquid.
Municipal Securities
Municipal securities are debt obligations issued by state and local governments, territories and possessions of the United States, regional government authorities, and their agencies and instrumentalities of states, and multi-state agencies or authorities, the interest of which, in the opinion of bond counsel to the issuer at the time of issuance, is exempt from federal income tax. From time to time, legislation restricting or limiting the federal income tax exemption for interest on municipal securities is introduced to Congress. Municipal securities include both notes (which have maturities of less than one (1) year) and bonds (which have maturities of one (1) year or more) that bear fixed or variable rates of interest.
In general, “municipal securities” are issued to obtain funds for a variety of public purposes, such as the construction, repair, or improvement of public facilities including airports, bridges, housing, hospitals, mass transportation, schools, streets, water, and sewer works. Municipal securities may be issued to refinance outstanding obligations as well as to raise funds for general operating expenses and lending to other public institutions and facilities.
The two principal classifications of municipal securities are “general obligation” securities and “revenue” securities. General obligation securities are secured by the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Characteristics and methods of enforcement of general obligation bonds vary according to the law applicable to a particular issuer, and the taxes that can be levied for the payment of debt instruments may be limited or unlimited as to rates or amounts of special assessments. Revenue securities are payable only from the revenues derived from a particular facility, a class of facilities or, in some cases, from the proceeds of a special excise tax. Revenue bonds are issued to finance a wide variety of capital projects including: electric, gas, water, and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund the assets of which may be used to make principal and interest payments on the issuer’s obligations. Housing finance authorities have a wide range of security; including partially or fully insured mortgages, rent subsidized, and collateralized mortgages, and the net revenues from housing or other public projects. Some authorities are provided further security in the form of a state’s assistance (although without obligation) to make up deficiencies in the debt service reserve fund.
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Under the Code, certain limited obligation bonds are considered “private activity bonds” and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability. Some longer-term municipal bonds give the investor the right to “put” or sell the security at par (face value) within a specified number of days following the investor’s request usually one to seven days. This demand feature enhances a security’s liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, an Underlying Fund would hold the longer-term security, which could experience substantially more volatility.
Insured municipal debt involves scheduled payments of interest and principal are guaranteed by a private, non-governmental or governmental insurance company. The insurance does not guarantee the market value of the municipal debt or the value of the shares of the Underlying Funds.
Municipal Lease Obligations and Certificates of Participation
Municipal lease obligations are lease obligations or installment purchase contract obligations of municipal authorities or entities. Although municipal lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, they are ordinarily backed by the municipality’s covenant to budget for, appropriate, and make the payment due under the municipal lease obligation.
An Underlying Fund may also purchase certificates of participation, which are securities issued by a particular municipality or municipal authority to evidence a proportionate interest in base rental or lease payments relating to a specific project to be made by the municipality, agency, or authority. However, certain lease obligations contain non-appropriation clauses which provide that the municipality has no obligation to make lease or installment purchase payments in any year unless money is appropriated for such purpose for such year. Although non-appropriation lease obligations are secured by the leased property, disposition of the property in the event of default and foreclosure might prove difficult. In addition, these securities represent a relatively new type of financing and certain lease obligations may therefore be considered to be illiquid securities.
An Underlying Fund will attempt to minimize the special risks inherent in municipal lease obligations and certificates of participation by purchasing only lease obligations which meet the following criteria: (i) rated A or better by at least one NRSRO; (ii) secured by payments from a governmental lessee which has actively traded debt obligations; (iii) determined by the Underlying Fund’s Adviser or Sub-Adviser to be critical to the lessee’s ability to deliver essential services; and (iv) contain legal features which the Underlying Fund’s Adviser or Sub-Adviser deems appropriate, such as covenants to make lease payments without the right of offset or counterclaim, requirements for insurance policies, and adequate debt service reserve funds.
Short-Term Municipal Obligations
These securities include the following:
Tax Anticipation Notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power of the municipality for the payment of principal and interest when due.
Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program. They also are usually general obligations of the issuer.
Bond Anticipation Notes normally are issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide the money for the repayment of the notes.
Construction Loan Notes are sold to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through the FNMA or the GNMA.
Short-Term Discount Notes (tax-exempt commercial paper) are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.
Risks of Investing in Municipal Securities
Municipal securities are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. An Underlying Fund may purchase and sell portfolio investments to take advantage of changes or anticipated changes in yield relationships, markets, or economic conditions. An Underlying Fund also may purchase municipal bonds due to changes in the Adviser’s or Sub-Adviser’s evaluation of the issuer or cash needs resulting from redemption requests for Underlying Fund shares. The secondary market for municipal securities typically has been less liquid than that for taxable debt/fixed-income securities, and this may affect an Underlying Fund’s ability to sell particular municipal bonds at then-current market prices, especially in periods when other investors are attempting to sell the same securities.
Prices and yields on municipal bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of municipal bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded.
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An Underlying Fund may purchase custodial receipts representing the right to receive either the principal amount or the periodic interest payments or both with respect to specific underlying municipal bonds. In a typical custodial receipt arrangement, an issuer or third party owner of municipal bonds deposits the bonds with a custodian in exchange for two classes of custodial receipts. The two classes have different characteristics, but, in each case, payments on the two classes are based on payments received on the underlying municipal bonds. In no event will the aggregate interest paid with respect to the two classes exceed the interest paid by the underlying municipal bond. Custodial receipts are sold in private placements. The value of a custodial receipt may fluctuate more than the value of a municipal bond of comparable quality and maturity.
Securities of issuers of municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Furthermore, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal obligations may be materially affected.
Structured Notes
Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt instruments, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. To the extent an Underlying Fund invests in these securities, however, the Sub-Adviser analyzes these securities in its overall assessment of the effective duration of the Underlying Fund’s portfolio in an effort to monitor the Underlying Fund’s interest rate risk.
U.S. Government Securities
Investments in U.S. government securities include instruments issued by the U.S. Treasury, such as bills, notes, and bonds. These instruments are direct obligations of the U.S. government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. In addition, U.S. government securities include securities issued by instrumentalities of the U.S. government, such as the GNMA, which are also backed by the full faith and credit of the United States. Also included in the category of U.S. government securities are instruments issued by instrumentalities established or sponsored by the U.S. government, such as the Student Loan Marketing Association, Fannie Mae, and Freddie Mac. While these securities are issued, in general, under the authority of an Act of Congress, the U.S. government is not obligated to provide financial support to the issuing instrumentalities, although under certain conditions certain of these authorities may borrow from the U.S. Treasury. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Certain Underlying Funds will invest in securities of such agencies or instrumentalities only when the Adviser or Sub-Adviser is satisfied that the credit risk with respect to any instrumentality is comparable to the credit risk of U.S. government securities backed by the full faith and credit of the United States.
Obligations issued or guaranteed by U.S. government agencies include direct obligations and mortgage-backed securities that have different levels of credit support from the government. Some are supported by full faith and credit of the U.S. government, such as GNMA pass-through mortgage certificates, some are supported by the right of the issuer to borrow from the U.S. Treasury under certain circumstances, such as Fannie Mae bonds, others are supported only by the credit of the entity that issued them, such as Freddie Mac obligations.
On September 7, 2008, Fannie Mae, and Freddie Mac were each placed into conservatorship by the U.S. government under the authority of the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. government, with a stated purpose to preserve and conserve Fannie Mae’s and Freddie Mac’s assets and property and to put them in a sound and solvent condition. The U.S. Treasury initially pledged to provide up to $100 billion for each instrumentality as needed, in the event their liabilities exceeded their assets, and, on May 6, 2009, increased its maximum commitment for each instrumentality to $200 billion. On December 24, 2009, the U.S. Treasury allowed the cap to increase as necessary to accommodate any cumulative reduction in Freddie Mac’s and Fannie Mae’s net worth until the end of 2012. When the unlimited support expired at the beginning of 2013, the U.S. Treasury capped support for Freddie Mac at $149 billion and support for Fannie Mae at $125 billion. On August 17, 2012, the U.S. Treasury stated that it would require all profits earned during a quarter that exceed a capital reserve of $3 billion to be transferred to the U.S. Treasury.
The purpose of these actions is to allow Fannie Mae and Freddie Mac to sustain a positive net worth in order to avoid triggering mandatory receivership. No assurance can be given that the purpose of the conservatorship and related actions under the authority of FHFA will be met or that the U.S. Treasury initiatives discussed above will be successful.
On August 5, 2011, S&P lowered the long-term sovereign credit rating assigned to the United States to AA+ with a negative outlook. On August 8, 2011, S&P downgraded the long-term senior debt rating of Fannie Mae and Freddie Mac to AA+ with a negative outlook. The long-term impacts of the downgrades or the impacts of any future downgrade are unknown. However, the downgrades and any future downgrades could have a material adverse impact on global financial markets and worldwide economic conditions, and could negatively impact the Underlying Funds and the funds.
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Zero-Coupon Bonds, Deferred Interest Rates, and Pay-In-Kind Securities
Zero-coupon bonds or deferred interest securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest (the “cash payment date”) and therefore are issued and traded at a discount from their face amounts or par value. The discount varies, depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. The market prices of zero-coupon and delayed interest securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non zero-coupon securities having similar maturities and credit quality. Current federal income tax law requires holders of zero-coupon securities to report as interest income each year the portion of the original issue discount on such securities (other than tax-exempt original issue discount from a zero-coupon security) that accrues that year, even though the holders receive no cash payments of interest during the year.
A PIK security is a debt obligation which provides the issuer of the security may, at its option, pay interest on such securities in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations that make regular payments of interest. An Underlying Fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Underlying Fund’s distribution obligations.
An Underlying Fund will be required to report as income annual inclusions of original issue discount over the life of such securities as if it were paid on a current basis, although no cash interest or dividend payments are received by the Underlying Fund until the cash payment date or the securities mature. Under certain circumstances, the Underlying Fund could also be required to include accrued market discount or capital gain with respect to its PIK securities.
The risks associated with lower rated debt instruments apply to these securities. Zero-coupon and PIK securities are also subject to the risk that in the event of a default, an Underlying Fund may realize no return on its investment, because these securities do not pay cash interest.
FOREIGN/EMERGING MARKET EQUITY AND DEBT INVESTMENTS
Securities of foreign issuers traded outside the United States have certain common characteristics and risks. Foreign financial markets, while growing in volume have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. The foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delivery of securities may not occur at the same time as payment in some foreign markets. Delays in settlement could result in temporary periods when a portion of the assets of an Underlying Fund is uninvested and no return is earned thereon. The inability of an Underlying Fund to make intended security purchases due to settlement problems could cause the Underlying Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to an Underlying Fund due to subsequent declines in value of the portfolio security or, if the Underlying Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.
As foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards or practices comparable to those applicable to domestic companies, there may be less publicly available information about certain foreign companies than about domestic companies. There is generally less government supervision and regulation of exchanges, financial institutions, and issuers in foreign countries than there is in the United States. A foreign government may impose exchange control regulations that may have an impact on currency exchange rates and there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect U.S. investments in those countries.
Changes in foreign currency exchange rates will affect the value of securities denominated or quoted in currencies other than the U.S. dollar and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets. Securities of many foreign issuers are less liquid and their prices more volatile than securities of comparable U.S issuers. Transactional costs in non-U.S. securities markets are generally higher than in U.S. securities markets. In addition, transactions in foreign securities may involve greater time from the trade date until settlement than domestic securities transactions and involve the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries.
Although the Underlying Funds will use reasonable efforts to obtain the best available price and the most favorable execution with respect to all transactions and the Adviser or Sub-Adviser will consider the full range and quality of services offered by the executing broker or dealer when making these determinations, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Certain foreign governments levy withholding taxes against dividend and interest income or may impose other taxes. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received by an Underlying Fund on these investments. However, these foreign withholding taxes are not expected to have a significant impact on an Underlying Fund with an investment objective of long-term capital appreciation because any income earned by the Underlying Fund should be considered incidental.
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Restrictions on Foreign Investments.
Some developing countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Underlying Funds. For example, certain countries may require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.
The manner in which foreign investors may invest in companies in certain developing countries, as well as limitations on such investments, also may have an adverse impact on the operations of an Underlying Fund that invests in such countries. For example, an Underlying Fund may be required, in certain countries, to invest initially through a local broker or other entity and then have the shares purchased and re-registered in the name of the Underlying Fund. Re-registration may in some instances not be able to occur on timely basis resulting in a delay during which an Underlying Fund may be denied certain of its rights as an investor, including rights as to dividends, or to be made aware of certain corporate actions. There also may be instances where an Underlying Fund places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled, depriving the Underlying Fund of the ability to make its desired investment at that time.
Substantial limitations may exist in certain countries with respect to an Underlying Fund’s ability to repatriate investment income, capital, or the proceeds of sales of securities by foreign investors. An Underlying Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Underlying Fund of any restrictions on investments. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of an Underlying Fund. For example, funds may be withdrawn from the People’s Republic of China only in U.S. or Hong Kong dollars and only at an exchange rate established by the government.
In certain countries, banks or other financial institutions may be among the leading companies which have actively traded securities. The 1940 Act restricts an Underlying Fund’s investments in any equity securities of an issuer that, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder. The provisions may restrict an Underlying Fund’s investments in certain foreign banks and other financial institutions.
The risks of investing in foreign securities may be intensified for investments in issuers domiciled or doing substantial business in emerging markets or countries with limited or developing capital markets. Security prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of sudden adverse government action and even nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Transaction settlement and dividend collection procedures may be less reliable in emerging markets than in developed markets. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.
Risks of Investing in Foreign Securities
Investments in foreign securities involve certain inherent risks, including the following:
Costs. The expense ratios of an Underlying Fund that invests in foreign securities is likely to be higher than those of investment companies investing in domestic securities since the cost of maintaining the custody of foreign securities is higher. In considering whether to invest in the securities of a foreign company, the Adviser or Sub-Adviser considers such factors as the characteristics of the particular company, differences between economic trends, and the performance of securities markets within the United States and those within other countries and also factors relating to the general economic, governmental, and social conditions of the country or countries where the company is located. The extent to which an Underlying Fund will invest in foreign companies, countries, and depositary receipts will fluctuate from time to time within the limitations described in the Underlying Fund’s prospectuses, depending on the Adviser’s or Sub-Adviser’s assessment of prevailing market, economic, and other conditions.
Legal and Regulatory Matters. In addition to nationalization, foreign governments may take other actions that could have a significant effect on market prices of securities and payment of interest, including restrictions on foreign investment, expropriation of goods, imposition of taxes, currency restrictions, and exchange control regulations.
Market Characteristics. Settlement practices for transactions in foreign markets may differ from those in U.S. markets and may include delays beyond periods customary in the United States. Foreign security trading practices, including those involving securities settlement where an Underlying Fund’s assets may be released prior to receipt of payment or securities may expose the Underlying Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. Transactions in options on securities, futures contracts, futures options, and currency contracts may not be regulated as effectively on foreign exchanges as similar transactions in the United States and may not involve clearing mechanisms and related guarantees. The value of such positions also could be adversely affected
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by the imposition of different exercise terms and procedures and margin requirements than in the United States. The value of an Underlying Fund’s positions may also be adversely impacted by delays in its ability to act upon economic events occurring in foreign markets during non-business hours in the United States.
Taxes. The interest payable on certain of an Underlying Fund’s foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Underlying Fund’s shareholders. A shareholder otherwise subject to U.S. federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction of U.S. federal income tax purposes for his or her proportionate share of such foreign taxes paid by an Underlying Fund.
European Union (“EU”). EU member countries that have adopted the euro could abandon the euro and replace their currency through means that could include a return to their national currencies. It is possible that the euro will cease to exist as a single currency in its current form. The effects of such an abandonment of the euro or a country’s forced expulsion from the euro on that country, the rest of the EU, and global markets could be adverse to the market values of various securities, currencies, and derivatives, and could create conditions of volatility and limited liquidity in various currency, securities, and other markets. The exit of any country out of the euro could have a destabilizing effect on that country and all Eurozone countries and their economies, and could have an adverse effect on the global economy and on global markets. In addition, under these circumstances, it may be difficult to value investments denominated in euros or in a replacement currency.
Depositary Receipts
Securities of foreign issuers may take the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) (collectively “Depositary Receipts”), or other similar securities. These securities are typically dollar denominated although their market price is subject to fluctuations of the foreign currency in which the underlying securities are denominated. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign securities and are typically designed for U.S. investors and held either in physical form or in book entry form. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depository which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The depository of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. An Underlying Fund may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the Depositary Receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. An Underlying Fund may purchase securities in local markets and direct delivery of these ordinary shares to the local depository of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate that settles at an Underlying Fund’s custodian in five days. An Underlying Fund may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. ADRs may also be subject to exchange rate risks if the underlying foreign securities are traded in foreign currency.
EDRs similar to ADRs but may be listed and traded on a European exchange as well as in the United States. Typically these securities are traded on the Luxembourg exchange in Europe. Generally, ADRs, in registered form, are designed for use in U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are similar to EDRs although they may be held through foreign clearing agents such as Euroclear and other foreign depositaries.
Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts also involve the risks of other investments in foreign securities.
Eurodollar Convertible Securities
Eurodollar convertible securities are fixed income securities of a U.S. issuer or a foreign issuer that are issued outside the United States and are convertible into equity securities of the same or a different issuer. Interest and dividends on Eurodollar securities are payable in U.S. dollars outside of the United States. Underlying Funds may invest without limitation in Eurodollar convertible securities that are convertible into foreign equity securities listed, or represented by ADRs listed, on the NYSE or the American Stock Exchange, now known as NYSE MKT LLC (“NYSE MKT”), or that are convertible into publicly traded common stock of U.S. companies. An Underlying Fund may also invest up to 15% of their total assets invested in convertible securities, taken at market value, in Eurodollar convertible securities that are convertible into foreign equity securities which are not listed, or represented by ADRs listed, on such exchanges.
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Eurodollar and Yankee Dollar Instruments
Eurodollar instruments are bonds that pay interest and principal in U.S. dollars held in banks outside the United States, primarily in Europe. Eurodollar instruments are usually issued on behalf of multinational companies and foreign governments by large underwriting groups composed of banks and issuing houses from many countries. Yankee Dollar instruments are U.S. dollar denominated bonds issued in the United States by foreign banks and corporations. These investments involve risks that are different from investments in securities issued by U.S. issuers, and may carry the same risks as investing in foreign securities.
Foreign Bank Obligations
Obligations of foreign banks and foreign branches of U.S. banks involve somewhat different investment risks from those affecting obligations of U.S. banks, including the possibilities that liquidity could be impaired because of future political and economic developments; the obligations may be less marketable than comparable obligations of U.S. banks; a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; foreign deposits may be seized or nationalized; foreign governmental restrictions (such as foreign exchange controls) may be adopted which might adversely affect the payment of principal and interest on those obligations; and the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks. In addition, the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. In that connection, foreign banks are not subject to examination by any U.S. government agency or instrumentality.
Foreign Currency Exchange Transactions
Because the Underlying Funds that invest in foreign securities may buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends, and sale proceeds in currencies other than the U.S. dollar, the Underlying Funds may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. The Underlying Funds either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward foreign currency contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract is an agreement to exchange one currency for another for example, to exchange a certain amount of U.S. dollars for a certain amount of Korean won at a future date. Forward foreign currency exchange contracts are included in the group of instruments that can be characterized as derivatives. Neither spot transactions for forward foreign currency exchange contracts eliminate fluctuations in the prices of the Underlying Funds’ portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.
Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain. Use of currency hedging techniques may also be limited by management’s need to protect the status of each Underlying Fund as a RIC under the Code.
Foreign Debt Instruments
Foreign debt instruments represent debt obligations (which may be denominated in U.S. dollar or in non-U.S. currencies) of any rating issued or guaranteed by foreign corporations, certain supranational entities (such as the World Bank) and foreign governments (including political subdivisions having taxing authority) or their agencies or instrumentalities, including ADRs. These debt obligations may be bonds (including sinking fund and callable bonds), debentures, and notes, together with preferred stocks, PIK securities, and zero-coupon bonds.
In determining whether to invest in debt obligations of foreign issuers, an Underlying Fund will consider the relative yields of foreign and domestic debt instruments, the economies of foreign countries, the condition of such countries’ financial markets, the interest rate climate of such countries and the relationship of such countries’ currency to the U.S. dollar. These factors are judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. Subsequent foreign currency losses may result in Fund having previously distributed more income in a particular period than was available from investment income, which could result in a return of capital to shareholders. An Underlying Fund’s portfolio of foreign securities may include those of a number of foreign countries, or, depending upon market conditions, those of a single country.
Investment in foreign securities involves considerations and risks not associated with investment in securities of U.S. issuers. For example, foreign issuers are not required to use generally accepted accounting principles. If foreign securities are not registered under the1933 Act, the issuer generally does not have to comply with the disclosure requirements of the1934 Act. The values of foreign securities investments will be affected by incomplete or inaccurate information available to the Adviser or Sub-Adviser as to foreign issuers, changes in currency rates, exchange control regulations or currency blockage, expropriation or nationalization of assets, application of foreign tax laws (including withholding taxes), changes in governmental administration, or economic or monetary policy. In addition, it is generally more difficult to obtain court judgments outside the United States.
Securities traded in certain emerging market countries, including the emerging market countries in Eastern Europe, may be subject to risks in addition to risks typically posed by international investing due to the inexperience of financial intermediaries, the lack of modern technology, and the lack of a sufficient capital base to expand business operations. Additionally, former Communist regimes of a number of Eastern European countries previously expropriated a large amount of property, the claims on which have not been entirely settled.
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There can be no assurance that an Underlying Fund’s investments in Eastern Europe will not also be expropriated, nationalized or otherwise confiscated. Although a portion of an Underlying Fund’s investment income may be received or realized in foreign currencies, the Underlying Fund would be required to compute and distribute its income in U.S. dollars and absorb the cost of currency fluctuations and the cost of currency conversions.
Foreign Mortgage-Backed Securities
Foreign mortgage-backed securities are interests in pools of mortgage loans made to residential homebuyers domiciled in a foreign country. These include mortgage loans made by trust and mortgage loan companies, credit unions, chartered banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related, and private organizations (such as, Canada Mortgage and Housing Corporation and First Australian National Mortgage Acceptance Corporation Limited). The mechanics of these mortgage-backed securities are generally the same as those issued in the United States. However, foreign mortgage markets may differ materially from the U.S. mortgage market with respect to matters such as the sizes of loan pools, pre-payment experience, and maturities of loans.
Sovereign Debt Instruments/Brady Bonds
Sovereign debt instruments are issued by governments of foreign countries. The sovereign debt instruments in which the Underlying Funds may invest may be rated below investment-grade. These securities usually offer higher yields than higher rated securities but are also subject to greater risk than higher rated securities. Brady Bonds represent a type of sovereign debt. These obligations were created under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady, in which foreign entities issued these obligations in exchange for their existing commercial bank loans. Brady Bonds were issued by Argentina, Brazil, Bulgaria, Costa Rica, Dominican Republic, Ecuador, Mexico, Morocco, Nigeria, Philippines, Poland, and Uruguay, and may be issued by other emerging countries. Beginning in the early 2000s, certain countries began retiring their Brady Bonds, including Brazil, Colombia, Mexico, the Philippines and Venezuela.
Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the OTC secondary market. Brady Bonds are not considered to be U.S. government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the “residual risk”).
Risks of Investing in Sovereign Debt/Brady Bonds
Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies, and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including an Underlying Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.
Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which an Underlying Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Underlying Fund to suffer a loss of interest or principal on any of its holdings.
Supranational Agencies
Securities of supranational agencies are not considered government securities and are not supported directly or indirectly by the U.S. government. Examples of supranational agencies include, but are not limited to, the International Bank for Reconstruction and Development (commonly referred to as the World Bank), which was chartered to finance development projects in developing member countries; the
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European Union, which is an organization of European countries engaged in cooperative economic activities; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions.
DERIVATIVE INSTRUMENTS
A derivative is a financial instrument whose value is dependent upon the value of an underlying asset or assets. These underlying assets may include commodities, stocks, bonds, interest rates, currency exchange rates, or related indices. Types of derivatives include forward currency contracts, futures, options, swaps and warrants. Derivative instruments may be used for a variety of reasons including enhancing returns, hedging against certain market risks, or providing a substitute for purchasing or selling particular securities. Derivatives may provide a cheaper, quicker, or more specifically focused way for a Fund or an Underlying Fund to invest than “traditional” securities would.
Some derivatives may be used for “hedging,” which means that they may be used when the Sub-Adviser seeks to protect a Fund’s or an Underlying Fund’s investments from a decline in value, which could result from changes in interest rates, market prices, currency fluctuations, and other market factors. Derivatives may also be used when the Sub-Adviser seeks to increase liquidity, implement a cash management strategy, invest in a particular stock, bond, or segment of the market in a more efficient or less expensive way; modify the characteristics of a Fund’s or an Underlying Fund’s portfolio investments; and/or to enhance return. However derivatives are used, their successful use is not assured and will depend upon the Sub-Adviser’s ability to predict and understand relevant market movements.
Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit an Underlying Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Underlying Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.
Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as OTC derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency, which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily payment system (i.e., margin requirements) operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees OTC derivatives. Therefore, each party to an OTC derivative bears the risk that the counterparty will default. Accordingly, the Underlying Funds will consider the creditworthiness of counterparties to OTC derivatives in the same manner, as they would review the credit quality of a security to be purchased by the Underlying Funds. OTC derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.
The value of some derivative instruments in which an Underlying Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Underlying Fund, the ability of the Underlying Fund to successfully utilize these instruments may depend in part upon the ability of the Adviser or Sub-Adviser to forecast interest rates and other economic factors correctly. If the Adviser or a Sub-Adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, an Underlying Fund could be exposed to the risk of loss.
The Underlying Funds might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If the Adviser or a Sub-Adviser incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy for the Underlying Funds, the Underlying Funds might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Underlying Funds to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Underlying Funds are required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of the Underlying Funds to close out or to liquidate its derivatives positions. In addition, an Underlying Fund’s use of such instruments may cause the Underlying Fund to realize higher amounts of short-term capital gains (generally taxed as ordinary income tax rates) than if it had not used such instruments.
Commodity Pool Operator (“CPO”) Exclusion
The Underlying Funds have claimed an exclusion from the definition of a Commodity Pool Operator (“CPO”) under the Commodity Exchange Act and therefore are not subject to registration or regulation as a CPO. There can be no assurance that the use of derivative instruments will benefit the Underlying Funds.
In February 2012, the CFTC adopted regulatory changes that may impact a Fund or an Underlying Fund by subjecting a Fund or an Underlying Fund’s Adviser or Sub-Adviser to registration with the CFTC as a CPO and commodity trading adviser (”CTA”) of a Fund or an Underlying Fund, unless the Fund or an Underlying Fund is able to comply with certain trading and marketing limitations on its investments in futures, many OTC derivatives and certain other instruments. If a Fund or an Underlying Fund’s Adviser or Sub-Adviser becomes subject to CFTC registration as a CPO and CTA, the disclosure and operations of the Fund or an Underlying Fund would need to comply with applicable CFTC regulations. Compliance with these additional registration and regulatory requirements may increase Fund expenses. In August 2013, the CFTC adopted final regulations designed to harmonize obligations of CPOs under CFTC Part 4 Regulations. The final regulations potentially mitigate certain disclosure and operational burdens if CPO registration were required for a Fund or an Underlying Fund’s Adviser.
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Financial Futures Contracts and Related Options
Financial futures contracts and related options may be used to hedge against changes in the market value of portfolio securities or securities that it intends to purchase. An Underlying Fund could purchase a financial futures contract (such as an interest rate futures contract or securities index futures contract) to protect against a decline in the value of its portfolio or to gain exposure to securities which the Underlying Fund otherwise wishes to purchase. Hedging is accomplished when an investor takes a position in the futures market opposite to his cash market position. There are two types of hedges — long (or buying) and short (or selling) hedges. Historically, prices in the futures market have tended to move in concert with cash market prices, and prices in the futures market have maintained a fairly predictable relationship to prices in the cash market. Thus, a decline in the market value of securities in an Underlying Fund’s portfolio may be protected against to a considerable extent by gains realized on futures contracts sales. Similarly, it is possible to protect against an increase in the market price of securities that the Underlying Funds may wish to purchase in the future by purchasing futures contracts.
Financial futures contracts, which are traded on a recognized exchange or board of trade, may be used. Financial futures contracts consist of interest rate futures contracts and securities index futures contracts. A public market presently exists in interest rate futures contracts covering long-term U.S. Treasury bonds, U.S. Treasury notes, three-month U.S. Treasury bills, and GNMA Certificates. Securities index futures contracts are currently traded with respect to the S&P 500® Index and such other broad-based stock market indices as the NYSE Composite Stock Index and the Value Line Composite Stock Price Index. A clearing corporation associated with the exchange or board of trade on which a financial futures contract trades assumes responsibility for the completion of transactions and also guarantees that open futures contracts will be performed.
An interest rate futures contract obligates the seller of the contract to deliver, and the purchaser to take delivery of, the interest rate securities called for in the contract at a specified future time and at a specified price. A stock index assigns relative values to the common stocks included in the index, and the index fluctuates with changes in the market values of the common stocks so included. A stock index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. An option on a financial futures contract gives the purchaser the right to assume a position in the contract (a long position if the option is a call and short position if the option is a put) at a specified exercise price at any time during the period of the option.
In contrast to the situation when an Underlying Fund purchases or sells a security, no security is delivered or received by the Underlying Fund upon the purchase or sale of a financial futures contract. Initially, an Underlying Fund will be required to segregate with its custodian bank an amount of cash and/or liquid assets. This amount is known as initial margin and is in the nature of a performance bond or good faith deposit on the contract. The current initial margin deposit required per contract is approximately 5% of the contract amount. Brokers may establish deposit requirements higher than this minimum. Subsequent payments, called variation margin, will be made to and from the account on a daily basis as the price of the futures contract fluctuates. This process is known as marking to market. At the time of purchase of a futures contract or a call option on a futures contract, an amount of cash, U.S. government securities or other appropriate high-grade securities equal to the market value of the futures contract minus an Underlying Fund’s initial margin deposit with respect thereto will be segregated with the Underlying Fund’s custodian bank to collateralize fully the position and thereby ensure that it is not leveraged. The extent to which an Underlying Fund may enter into financial futures contracts and related options may also be limited by the requirements of the Code for qualification as a RIC.
The writer of an option on a futures contract is required to deposit margin pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s margin account. This amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.
Although financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out is accomplished by effecting an offsetting transaction. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of securities and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller immediately would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller immediately would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same securities and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss.
An Underlying Fund will pay commissions on financial futures contracts and related options transactions. These commissions may be higher than those that would apply to purchases and sales of securities directly.
Limitations and Risks on Financial Futures Contracts and Related Options
The purchase of options involves certain risks. If a put option purchased by an Underlying Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price, the Underlying Fund will lose its entire investment in the option. Also, where a put option is purchased to hedge against price movements in a particular security, the price of the put option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when an Underlying Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, an Underlying Fund may be unable to close out a position. Positions in futures contracts and related options may be closed out only on an exchange that provides a secondary market for such contracts or options. An Underlying Fund will enter into an
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option or futures position only if there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular option or futures contract at any specific time. Thus, it may not be possible to close out a futures or related option position. In the case of a futures position, in the event of adverse price movements an Underlying Fund would continue to be required to make daily margin payments. In this situation, if an Underlying Fund has insufficient cash to meet daily margin requirements it may have to sell portfolio securities at a time when it may be disadvantageous to do so. In addition, an Underlying Fund may be required to take or make delivery of the securities underlying the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on an Underlying Fund’s ability to hedge its portfolio effectively.
There are several risks in connection with the use of futures contracts as a hedging device. While hedging can provide protection against an adverse movement in market prices, it can also preclude a hedger’s opportunity to benefit from a favorable market movement. In addition, investing in futures contracts and options on futures contracts will cause the Underlying Funds to incur additional brokerage commissions and may cause an increase in the Underlying Funds’ portfolio turnover rate. The successful use of futures contracts and related options also depends on the ability of the Adviser or Sub-Adviser to forecast correctly the direction and extent of market movements within a given time frame. To the extent market prices remain stable during the period a futures contract or option is held by an Underlying Fund or such prices move in a direction opposite to that anticipated the Underlying Fund may realize a loss on the hedging transaction that is not offset by an increase in the value of its portfolio securities. As a result, the return of an Underlying Fund for the period may be less than if it had not engaged in the hedging transaction.
The use of futures contracts involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the securities that are being hedged. If the price of the futures contract moves more or less than the price of the securities being hedged, an Underlying Fund will experience a gain or loss that will not be completely offset by movements in the price of the securities. It is possible that, where an Underlying Fund has sold futures contracts to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Underlying Fund’s portfolio may decline. If this occurred, an Underlying Fund would lose money on the futures contract and would also experience a decline in value in its portfolio securities. Where futures are purchased to hedge against a possible increase in the prices of securities before an Underlying Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline; if the Underlying Fund then determines not to invest in securities (or options) at that time because of concern as to possible further market decline or for other reasons, the Underlying Fund will realize a loss on the futures that would not be offset by a reduction in the price of the securities purchased.
The market prices of futures contracts may be affected if participants in the futures market elect to close out their contracts through off-setting transactions rather than to meet margin deposit requirements. In such a case, distortions in the normal relationship between the cash and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of the underlying securities rather than to engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends may still not result in a successful transaction.
Compared to the purchase or sale of futures contracts, the purchase of put or call options on futures contracts involves less potential risk for an Underlying Fund because the maximum amount at risk is the premium paid for the options plus transaction costs. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to an Underlying Fund while the purchase or sale of the futures contract would not have resulted in a loss, such as when there is no movement in the price of the underlying securities.
Foreign Currency Futures Contracts
Foreign currency futures contracts may be used for hedging purposes. A foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a foreign currency at a specified price and time. A public market exists in futures contracts covering several foreign currencies, including the Australian dollar, the Canadian dollar, the British pound, the Japanese yen, the Swiss franc, and certain multinational currencies such as the European euro. Other foreign currency futures contracts are likely to be developed and traded in the future.
Forward Currency Contracts
Forward currency contracts are entered into in anticipation of changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. For example, an Underlying Fund might purchase a particular currency or enter into a forward currency contract to preserve the U.S. dollar price of securities it intends to or has contracted to purchase. Alternatively, it might sell a particular currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities it intends to or has contracted to sell. Although this strategy could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain from an increase in the value of the currency.
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Futures Contracts and Options on Futures Contracts
A futures contract is an agreement between two parties to buy and sell a security or commodity for a set price on a future date. These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security or commodity. An option on a futures contract gives the holder of the option the right to buy or sell a position in a futures contract to the writer of the option, at a specified price and on or before a specified expiration date.
A Fund and an Underlying Fund may invest in futures contracts and options thereon (“futures options”) including such contracts or options with respect to, but not limited to, interest rates, commodities, and security or commodity indices. To the extent that a Fund and/or an Underlying Fund may invest in foreign currency-denominated securities, it may also invest in foreign currency futures contracts and options thereon.
An interest rate, commodity, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, commodity, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering a number of indices as well as financial instruments and foreign currencies including: the S&P 500® Index; the S&P MidCap 400; the Nikkei 225; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian and certain multinational currencies, such as the euro. It is expected that other futures contracts will be developed and traded in the future.
A Fund and/or an Underlying Fund may purchase and write call and put futures options, as specified for the Fund or those Underlying Funds in this SAI or the Prospectuses. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.
Certain Underlying Funds intend generally to limit their use of futures contracts and futures options to “bona fide hedging” transactions, as such term is defined in applicable regulations, interpretations, and practice. For example, an Underlying Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Underlying Fund’s securities or the price of the securities, which the Underlying Fund intends to purchase. An Underlying Fund’s hedging activities may include sales of futures contracts as an offset against the effect of expected increases in interest rates, and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce an Underlying Fund’s exposure to interest rate fluctuations, the Underlying Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.
Certain Underlying Funds will only enter into futures contracts and futures options, which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.
When a purchase or sale of a futures contract is made by an Underlying Fund, the Underlying Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of assets determined to be liquid by the Underlying Fund’s Adviser or Sub-Adviser in accordance with procedures established by the board (“initial margin”). The initial margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Initial margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the Underlying Funds upon termination of the contract, assuming all contractual obligations have been satisfied. An Underlying Fund expects to earn interest income on its initial margin deposits. A futures contract held by an Underlying Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day, an Underlying Fund pays or receives cash, called “variation margin” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by an Underlying Fund but is instead a settlement between the Underlying Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily NAV, each Underlying Fund will mark to market its open futures positions.
Certain Underlying Funds are also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Underlying Fund.
Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument with the same delivery date. If an offsetting purchase price is less than the original sale price, an Underlying Fund realizes a capital gain, or if it is more, the Underlying Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Underlying Fund realizes a capital gain, or if it is less, the Underlying Fund realizes a capital loss. The transaction costs must also be included in these calculations.
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A covered straddle consists of a call and a put written the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet an Underlying Fund’s immediate obligations. An Underlying Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, an Underlying Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”
Limitations on Use of Futures and Futures Options
In general, an Underlying Fund intends to enter into positions in futures contracts and related options only for “bona fide hedging” purposes. When purchasing a futures contract, an Underlying Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Sub-Adviser in accordance with procedures established by the board, that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, an Underlying Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Underlying Fund.
When selling a futures contract, an Underlying Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the board that are equal to the market value of the instruments underlying the contract. Alternatively, an Underlying Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Underlying Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Underlying Fund (or at a higher price if the difference is maintained in liquid assets with the Trust’s custodian).
When selling a call option on a futures contract, an Underlying Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Sub-Adviser in accordance with procedures established by the board, which equal the purchase price of the futures contract, less any margin on deposit. Alternatively, an Underlying Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Underlying Fund.
When selling a put option on a futures contract, an Underlying Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Sub-Adviser in accordance with procedures established by the board, that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, an Underlying Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Underlying Fund.
To the extent that securities with maturities greater than one year are used to segregate assets to cover an Underlying Fund’s obligations under the futures contracts and related options, such use will not eliminate the risk of a form of leverage, which may tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Underlying Fund’s portfolio, and may require liquidation of portfolio positions when it is not advantageous to do so. However, any potential risk of leverage resulting from the use of securities with maturities greater than one year may be mitigated by the overall duration limit on an Underlying Fund’s portfolio securities. Thus, the use of a longer-term security may require an Underlying Fund to hold offsetting short-term securities to balance the Underlying Fund’s portfolio such that the Underlying Fund’s duration does not exceed the maximum permitted for the Underlying Fund in the Prospectuses.
The requirements for qualification as a RIC also may limit the extent to which an Underlying Fund may enter into futures, futures options, or forward contracts.
Risks Associated with Futures and Futures Options
There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in an Underlying Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.
Future exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holder of futures contracts to substantial losses.
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There can be no assurance that a liquid market will exist at a time when an Underlying Fund seeks to close out a futures or a futures option position, and that the Underlying Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.
Options
A Fund and/or an Underlying Fund may purchase and sell both put and call options on fixed-income or other securities or indices in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an OTC market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.
An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)
An Underlying Fund may purchase these securities for the purpose of increasing its return on such securities and/or to protect the value of its portfolio. An Underlying Fund may also write combinations of put and call options on the same security, known as “straddles.” Such transactions can generate additional premium income but also present increased risk. An Underlying Fund may also purchase put or call options in anticipation of market fluctuations which may adversely affect the value of its portfolio or the prices of securities that the Underlying Fund wants to purchase at a later date. An Underlying Fund may sell call and put options only if it takes certain steps to cover such options or segregates assets, in accordance with regulatory requirements, as described below.
An Underlying Fund will write call options and put options only if they are “covered.” In the case of a call option on a security, the option is “covered” if an Underlying Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Sub-Adviser in accordance with procedures established by the board, in such amount are segregated by its custodian) upon conversion or exchange of other securities held by the Underlying Fund. For a call option on an index, the option is covered if an Underlying Fund maintains with its custodian assets determined to be liquid by the Sub-Adviser in accordance with procedures established by the board, in an amount equal to the contract value of the index. A call option is also covered if an Underlying Fund holds a call on the same security or index as the call written where the exercise price of the call held is: (i) equal to or less than the exercise price of the call written; or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Underlying Fund in segregated assets determined to be liquid by the Sub-Adviser in accordance with procedures established by the board. A put option on a security or an index is “covered” if an Underlying Fund segregates assets determined to be liquid the Sub-Adviser in accordance with procedures established by the board equal to the exercise price. A put option is also covered if an Underlying Fund holds a put on the same security or index as the put written where the exercise price of the put held is: (i) equal to or greater than the exercise price of the put written; or (ii) less than the exercise price of the put written, provided the difference is maintained by the Underlying Fund in segregated assets determined to be liquid by the Sub-Adviser in accordance with procedures established by the board.
Effecting a closing transaction in the case of a sold call option will permit an Underlying Fund to sell another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a sold put option will permit the Underlying Fund to sell another put option to the extent that the exercise price thereof is secured by liquid securities in a segregated account (or earmarked on its records). Such transactions permit an Underlying Fund to generate additional premium income, which will partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any subject to the option to be used for other investments of an Underlying Fund, provided that another option on such security is not sold.
An Underlying Fund will realize a profit from a closing transaction if the premium paid in connection with the closing of an option sold by the Underlying Fund is less than the premium received from selling the option, or if the premium received in connection with the closing of an option by the Underlying Fund is more than the premium paid for the original purchase. Conversely, an Underlying Fund will suffer a loss if the premium paid or received in connection with a closing transaction is more or less, respectively, than the premium received or paid in establishing the option position. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option previously sold by an Underlying Fund is likely to be offset in whole or in part by appreciation of the underlying security owned by the Underlying Fund.
An Underlying Fund may sell options in connection with buy-and-write transactions; that is, the Underlying Fund may purchase a security and then sell a call option against that security. The exercise price of the call an Underlying Fund determines to sell will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below (“in-the-money”), equal to (“at-the-money”) or above (“out-of-the-money”) the current value of the underlying security at the time the option is sold. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will decline moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from selling the call option plus the appreciation in the market price of the underlying security, up to the exercise price, will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, an Underlying
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Fund’s maximum gain will be the premium received by it for selling the option, adjusted upwards or downwards by the difference between the Underlying Fund’s purchase price of the security and the exercise price, less related transaction costs. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.
The selling of put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and an Underlying Fund’s gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, an Underlying Fund may elect to close the position or retain the option until it is exercised, at which time the Underlying Fund will be required to take delivery of the security at the exercise price; the Underlying Fund’s return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price, which could result in a loss. Out-of-the-money, at-the-money, and in-the-money put options may be used by an Underlying Fund in the same market environments that call options are used in equivalent buy-and-write transactions.
An Underlying Fund may also sell combinations of put and call options on the same security, known as “straddles,” with the same exercise price and expiration date. By entering into a straddle, an Underlying Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and an Underlying Fund will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or in part, by the premiums received on the writing of the call options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. Straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.
By selling a call option, an Underlying Fund limits its opportunity to profit from any increase in the market value of the underlying security, above the exercise price of the option. By selling a put option, an Underlying Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value. The selling of options on securities will not be undertaken by an Underlying Fund solely for hedging purposes, and could involve certain risks which are not present in the case of hedging transactions. Moreover, even where options are sold for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.
An Underlying Fund may purchase options for hedging purposes or to increase its return. Put options may be purchased to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit an Underlying Fund to sell the securities at the exercise price, or to close out the options at a profit. By using put options in this way, an Underlying Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.
An Underlying Fund may purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such increase occurs, the call option will permit an Underlying Fund to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by an Underlying Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Underlying Fund.
In certain instances, an Underlying Fund may enter into options on U.S. Treasury securities which provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option. Like other types of options, these transactions, which may be referred to as “reset” options or “adjustable strike” options, grant the purchaser the right to purchase (in the case of a “call”), or sell (in the case of a “put”), a specified type and series of U.S. Treasury security at any time up to a stated expiration date (or, in certain instances, on such date). In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a “reset” option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security. As a result, the strike price of a “reset” option, at the time of exercise, may be less advantageous to an Underlying Fund than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termination, rather than the initiation, of the option. If the premium is paid at termination, an Underlying Fund assumes the risk that: (i) the premium may be less than the premium which would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying U.S. Treasury security over the term of the option and adjustments made to the strike price of the option; and (ii) the option purchaser may default on its obligation to pay the premium at the termination of the option.
If an option written by an Underlying Fund expires unexercised, the Underlying Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by an Underlying Fund expires unexercised, the Underlying Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when an Underlying Fund desires.
An Underlying Fund may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet an Underlying Fund’s immediate obligations. An Underlying Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, an Underlying Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”
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Exchange-Traded/OTC Options
An Underlying Fund may purchase and sell options that are traded on U.S. and foreign exchanges and options traded OTC with broker-dealers who make markets in these options. The ability to terminate OTC options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Transactions by an Underlying Fund in options will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facility or are held in one or more accounts or through one or more brokers. Thus, the number of options which a Fund may write or purchase may be affected by options written or purchased by other investment advisory clients. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions. While an Underlying Fund seeks to enter into OTC options only with dealers who can enter into closing transactions with an Underlying Fund, no assurance exists that an Underlying Fund will at any time be able to liquidate an OTC option at a favorable price at any time prior to expiration. If an Underlying Fund, as a covered OTC/call option writer, cannot effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, an Underlying Fund may be unable to liquidate an OTC option. With respect to options written by an Underlying Fund, the inability to enter into a closing transaction may result in material losses to an Underlying Fund. For example, because an Underlying Fund must maintain a secured position with respect to any call option on a security it writes, an Underlying Fund may not sell the assets that it has segregated to secure the position while it is obligated under the option. This requirement may impair an Underlying Fund’s ability to sell Fund securities at a time when such sale might be advantageous. For thinly traded derivative instruments, the only source of price quotations may be the selling dealer or counterparty.
Foreign Currency Options
Foreign currency options are used separately or in combination to control currency volatility. A put or call option on a foreign currency gives the purchaser of the option the right to sell or purchase a foreign currency at the exercise price until the option expires. Among the strategies employed to control currency volatility is an option collar. An option collar involves the purchase of a put option and the simultaneous sale of call option on the same currency with the same expiration date but with different exercise (or “strike”) prices. Generally, the put option will have an out-of-the-money strike price, while the call option will have either an at-the-money strike price or an in-the-money strike price. Foreign currency options are derivative securities. Currency options traded on U.S. or other exchanges may be subject to position limits, which may limit the ability of the Underlying Funds to reduce foreign currency risk using such options.
As with other kinds of option transactions, writing options on foreign currency constitutes only a partial hedge, up to the amount of the premium received. The Underlying Funds could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to an Underlying Fund’s position, the Underlying Fund may forfeit the entire amount of the premium plus related transaction costs.
Put and Call Options
Put and call options are derivative securities traded on U.S. and foreign exchanges or OTC. Except as indicated in “Portfolio Hedging,” a Fund and/or Underlying Fund may engage in trading of such derivative securities exclusively for non-speculative hedging purposes.
If a put option is purchased, a Fund and/or Underlying Fund acquires the right to sell the underlying security at a specified price at any time during the term of the option (for “American-style” options) or on the option expiration date (for “European-style” options). Purchasing put options may be used as a portfolio investment strategy when a Fund’s or an Underlying Fund’s Adviser or Sub-Adviser perceives significant short-term risk but substantial long-term appreciation for the underlying security. The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement. If a Fund and/or an Underlying Fund holds a stock which the Fund’s or the Underlying Fund’s Adviser or Sub-Adviser believes has strong fundamentals, but for some reason may be weak in the near term, the Fund and/or Underlying Fund may purchase a put option on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option. Consequently, a Fund and/or Underlying Fund will exercise the put only if the price of such security falls below the strike price of the put. The difference between the put’s strike price and the market price of the underlying security on the date a Fund and/or Underlying Fund exercises the put, less transaction costs, is the amount by which the Fund and/or Underlying Fund hedges against a decline in the underlying security. If during the period of the option the market price for the underlying security remains at or above the put’s strike price, the put will expire worthless, representing a loss of the price a Fund and/or an Underlying Fund paid for the put, plus transaction costs. If the price of the underlying security increases, the premium paid for the put option less any amount for which the put may be sold reduces the profit a Fund and/or an Underlying Fund realizes on the sale of the securities.
If a call option is purchased, it acquires the right to purchase the underlying security at a specified price at any time during the term of the option. The purchase of a call option is a type of insurance policy to hedge against losses that could occur if a Fund and/or Underlying Fund has a short position in the underlying security and the security thereafter increases in price. A Fund and/or Underlying Fund will exercise a call option only if the price of the underlying security is above the strike price at the time of exercise. If during the option period the market price for the underlying security remains at or below the strike price of the call option, the option will expire worthless, representing
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a loss of the price paid for the option, plus transaction costs. If a Fund and/or Underlying Fund purchases the call option to hedge a short position in the underlying security and the price of the underlying security thereafter falls, the premium paid for the call option less any amount for which such option may be sold reduces the profit the Fund and/or Underlying Fund realizes on the cover of the short position in the security.
Prior to exercise or expiration, an option may be sold when it has remaining value by a purchaser through a “closing sale transaction,” which is accomplished by selling an option of the same series as the option previously purchased. A Fund and/or Underlying Fund generally will purchase only those options for which the Fund’s or Underlying Fund’s Adviser or Sub-Adviser believes there is an active secondary market to facilitate closing transactions.
Stock Index Options
Stock index options include put and call options with respect to the S&P 500® Index and other stock indices. These may be purchased as a hedge against changes in the values of securities or securities which it intends to purchase or sell, or to reduce risks inherent in the ongoing management of a Fund or an Underlying Fund.
A Fund or an Underlying Fund may purchase and sell call and put options on stock indices for the same purposes as it purchases or sells options on securities. Options on stock indices are similar to options on securities, except that the exercise of stock index options requires cash payments and does not involved the actual purchase or sale of securities.
A Fund or an Underlying Fund generally may sell options on stock indices for the purpose of increasing gross income and to protect the Fund or Underlying Fund against declines in the value of securities they own or increases in the value of securities to be acquired, although the Fund or Underlying Fund may also purchase put or call options on stock indices in order, respectively, to hedge its investments against a decline in value or to attempt to reduce the risk of missing a market or industry segment advance. A Fund’s or an Underlying Fund’s possible loss in either case will be limited to the premium paid for the option, plus related transaction costs. The index underlying a stock index option may be a “broad-based” index, such as the S&P 500® Index or the New York Stock Exchange Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based on narrower market indices, such as the Standard & Poor’s 100 Index, or on indices of securities of particular industry groups, such as those of oil and gas or technology companies. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks so included. The composition of the index is changed periodically.
In contrast to an option on a security, an option on a stock index provides the holder with the right but not the obligation to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is equal to: (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied; by (ii) a fixed “index multiplier”.
A Fund or an Underlying Fund may sell call options on stock indices if it owns securities whose price changes, in the opinion of the Adviser or Sub-Adviser, are expected to be similar to those of the underlying index, or if it has an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian or earmarked on its records) upon conversion or exchange of other securities in its portfolio. When a Fund or an Underlying Fund covers a call option on a stock index it has sold by holding securities, such securities may not match the composition of the index and, in that event, the Fund or Underlying Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. A Fund or an Underlying Fund may also sell call options on stock indices if it holds a call on the same index and in the same principal amount as the call sold when the exercise price of the call held: (i) is equal to or less than the exercise price of the call sold; or (ii) is greater than the exercise price of the call sold if the difference is maintained by the Fund or Underlying Fund in liquid securities in a segregated account with its custodian (or earmarked on its records). A Fund or an Underlying Fund may sell put options on stock indices if it maintains liquid securities with a value equal to the exercise price in a segregated account with its custodian (or earmarked on its records), or by holding a put on the same stock index and in the same principal amount as the put sold when the exercise price of the put is equal to or greater than the exercise price of the put sold if the difference is maintained by the Fund or Underlying Fund in liquid securities in a segregated account with its custodian (or earmarked on its records). Put and call options on stock indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.
A Fund or an Underlying Fund will receive a premium from selling a put or call option, which increases the Fund’s or Underlying Fund’s gross income in the event the option expires unexercised or is closed out at a profit. If the value of an index on which a Fund or an Underlying Fund has sold a call option falls or remains the same, the Fund or Underlying Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, a Fund or an Underlying Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Fund’s or Underlying Fund’s stock investments. By selling a put option, a Fund or an Underlying Fund assumes the risk of a decline in the index. To the extent that the price changes of securities owned by a Fund or an Underlying Fund correlate with changes in the value of the index, selling covered put options on indices will increase the Fund’s or Underlying Fund’s losses in the event of a market decline, although such losses will be offset in part by the premium received for selling the option.
A Fund or an Underlying Fund may also purchase put options on stock indices to hedge its investments against a decline in value. By purchasing a put option on a stock index, a Fund or an Underlying Fund will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of a Fund’s or an Underlying Fund’s investments does not decline as anticipated, or
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if the value of the option does not increase, the Fund’s or Underlying Fund’s loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of a Fund’s or an Underlying Fund’s security holdings.
The purchase of call options on stock indices may be used by a Fund or an Underlying Fund to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment at a time when the Fund or Underlying Fund holds un-invested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, a Fund or an Underlying Fund will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when a Fund or an Underlying Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the Fund or Underlying Fund owns.
The distinctive characteristics of options on stock indices create certain risks not found in stock options generally. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund or an Underlying Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of stock prices in the stock market generally rather than movements in the price of a particular stock. Accordingly, successful use by a Fund or an Underlying Fund of options on a stock index depends on the Adviser’s or Sub-Adviser’s ability to predict correctly movements in the direction of the stock market generally. This requires different skills and techniques than predicting changes in the price of individual stocks.
Index prices may be distorted if circumstances disrupt trading of certain stocks included in the index, such as if trading were halted in a substantial number of stocks included in the index. If this happens, a Fund or an Underlying Fund could not be able to close out options, which it had purchased, and if restrictions on exercise were imposed, the Fund or Underlying Fund might be unable to exercise an option it holds, which could result in substantial losses to the Fund or Underlying Fund. A Fund or an Underlying Fund purchases put or call options only with respect to an index which the Adviser or Sub-Adviser believes includes a sufficient number of stocks to minimize the likelihood of a trading halt in the index.
The distinctive characteristics of options on stock indices create certain risks not found in generally. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether an Underlying Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of stock prices in the stock market generally rather than movements in the price of a particular stock. Accordingly, successful use by an Underlying Fund of options on a stock index depends on the Adviser or Sub-Adviser’s ability to predict correctly movements in the direction of the stock market generally. This requires different skills and techniques than predicting changes in the price of individual stocks.
Index prices may be distorted if circumstances disrupt trading of certain stocks included in the index, such as if trading were halted in a substantial number of stocks included in the index. If this happens, an Underlying Fund could be unable to close out options which it had purchased, and if restrictions on exercise were imposed, the Underlying Fund might be unable to exercise an option it holds, which could result in substantial losses to the Underlying Fund. The Underlying Funds purchase put or call options only with respect to an index which the Adviser or Sub-Adviser believes includes a sufficient number of stocks to minimize the likelihood of a trading halt in the index.
Risks Associated with Options
There are several risks associated with transactions in options on securities and on indices. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. Options may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of option of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.
During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by an Underlying Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Underlying Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.
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There can be no assurance that a liquid market will exist when an Underlying Fund seeks to close out an option position. If an Underlying Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If an Underlying Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, an Underlying Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.
If trading were suspended in an option purchased by an Underlying Fund, the Underlying Fund would not be able to close out the option. If restrictions on exercise were imposed, an Underlying Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by an Underlying Fund is covered by an option on the same index purchased by the Underlying Fund, movements in the index may result in a loss to the Underlying Fund; however, such losses may be mitigated by changes in the value of the Underlying Fund’s securities during the period the option was outstanding.
Options on securities, futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal, and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in an Underlying Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) lesser trading volume.
A decision as to whether, when, and how to use options involves the exercise of skill and judgment and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The extent to which a Fund and an Underlying Fund may enter into options transactions may be limited by the Code requirements for qualification of the Fund and an Underlying Fund as a RIC. (See “Tax Considerations.”)
In addition, foreign option exchanges do not afford participants many of the protections available in U.S. option exchanges. For example, there may be no daily price fluctuation limits in such exchanges or markets and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an Underlying Fund as an option writer could lose amounts substantially in excess of its initial investment due to the margin and collateral requirements typically associated with such option writing. (See “Exchange-Traded/OTC Options.”)
Straddles
A straddle is a combination of put and call options on the same underlying security used for hedging purposes to adjust the risk and return characteristics of an Underlying Fund’s overall position. A possible combined position would involve writing a covered call option at one strike price and buying a call option at a lower price in order to reduce the risk of the written covered call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
Swap Agreements and Options on Swap Agreements
Swap transactions, include, but are not limited to, swap agreements on interest rates, security or commodity indices, specific securities and commodities, and credit and event-linked swaps.
To the extent an Underlying Fund may invest in foreign currency-denominated securities, it may also invest in currency exchange rate swap agreements. An Underlying Fund may also enter into options on swap agreements (“swap options”).
An Underlying Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Underlying Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.
In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities or commodities representing a particular index.
Bilateral swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. Cleared swaps are transacted through futures commission merchants that are members of central clearinghouses with the clearinghouse serving as central counterparty similar to transactions in futures contracts. Underlying Funds post initial and variation margin to support their obligations under cleared swaps by making payments to their clearing member futures commission merchants.
Certain standardized swaps are subject to mandatory central clearing. Central clearing is expected to reduce counterparty credit risk and increase liquidity, but central clearing does not make swap transactions risk free. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on the CFTC approval of contracts for central clearing.
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Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. Consistent with an Underlying Fund’s investment objectives and general investment policies, the Underlying Fund may invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, an Underlying Fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, an Underlying Fund may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, an Underlying Fund may pay an adjustable or floating fee. With a “floating” rate, the fee may be pegged to a base rate, such as the LIBOR, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, an Underlying Fund may be required to pay a higher fee at each swap reset date.
The interest rate swaps, currency swaps, and other types of swap agreements (including swaps on securities and indices) in which an Underlying Fund may invest are described in the Prospectuses. An Underlying Fund will enter into swap transactions with appropriate counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between an Underlying Fund and that counterparty under that master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable in the same currency in respect to one or more swap transactions, the net amount payable on that date in that currency shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the swaps with that party. Under such agreements, if there is a default resulting in a loss to one party, the measure of that party’s damages is calculated by reference to the average cost of a replacement swap with respect to each swap (i.e., the mark-to-market value at the time of the termination of each swap). The gains and losses on all swaps are then netted and the result is the counterparty’s gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination are generally referred to as “aggregation.”
Certain Underlying Funds may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation. An Underlying Fund may be either the buyer or seller in a credit default swap transaction. If an Underlying Fund is a buyer and no event of default occurs, the Underlying Fund will lose its investment and recover nothing. However, if an event of default occurs, an Underlying Fund (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, an Underlying Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swap transactions involve greater risks than if an Underlying Fund had invested in the reference obligation directly.
A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Each Underlying Fund that may engage in swaps may write (sell) and purchase put and call swap options.
Most swap agreements entered into by an Underlying Fund would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, an Underlying Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). An Underlying Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Underlying Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by the Sub-Adviser in accordance with procedures established by the board, to avoid any potential leveraging of the Underlying Fund’s portfolio. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of an Underlying Fund’s investment restriction concerning senior securities. An Underlying Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Underlying Fund’s total assets.
Whether an Underlying Fund’s use of swap agreements or swap options will be successful in furthering its investment objective of total return will depend on the Underlying Fund’s Adviser’s or Sub-Adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, an Underlying Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. An Underlying Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Underlying Fund’s repurchase agreement guidelines). Certain restrictions imposed on an Underlying Fund by the Code may limit the Underlying Fund’s ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect an Underlying Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.
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Depending on the terms of the particular option agreement, an Underlying Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When an Underlying Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when an Underlying Fund writes a swap option, upon exercise of the option the Underlying Fund will become obligated according to the terms of the underlying agreement.
Certain swap agreements are exempt from most provisions of the Commodity Exchange Act (“CEA”) and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC. To qualify for this exemption, a swap agreement must be entered into by “eligible participants,” which includes the following, provided the participants’ total assets exceed established levels: a bank or trust company, savings associations or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.
This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that: (i) have individually tailored terms; (ii) lack exchange-style offset and the use of a clearing organization or margin system; (iii) are undertaken in conjunction with a line of business; and (iv) are not marketed to the public.
An Underlying Fund will not enter into any of these derivative transactions unless the unsecured senior debt or the claims paying ability of the other party to the transaction is rated at least “high quality” at the time of purchase by at least one of the established rating agencies. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and agents utilizing standard swap documentation, and the Adviser or Sub-Adviser has determined that the swap market has become relatively liquid. Swap transactions do not involve the delivery of securities or other underlying assets or principal, and the risk of loss with respect to such transactions is limited to the net amount of payments that an Underlying Fund is contractually obligated to make or receive. Caps and floors are more recent innovations for which standardized documentation has not yet been developed; accordingly, they are less liquid than swaps. Caps and floors purchased by an Underlying Fund are considered to be illiquid assets.
Credit Default Swaps
A Fund or an Underlying Fund may enter into credit default swap agreements. The buyer in a credit default contract is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or par value, of the reference obligation in exchange for the reference obligation. A Fund or an Underlying Fund may be either the buyer or seller in a credit default swap transaction. If a Fund or an Underlying Fund is a buyer and no event of default occurs, the Fund or Underlying Fund will lose its investment and recover nothing. However, if an event of default occurs, a Fund or an Underlying Fund (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, a Fund or an Underlying Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. In accordance with procedures established by the Board, if a Fund or an Underlying Fund is the buyer in a credit default swap transaction no assets will be segregated but if the Fund or Underlying Fund is the seller in a credit default swap transaction assets will be segregated in an amount equal to the full notional value of the transaction. Credit default swap transactions involve greater risks than if a Fund or an Underlying Fund had invested in the reference obligation directly.
An Underlying Fund may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, an Underlying Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Underlying Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Underlying Fund would keep the stream of payments and would have no payment obligations. As the seller, an Underlying Fund would be subject to investment exposure on the notional amount of the swap.
A Fund or an Underlying Fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt instruments held it its portfolio, in which case the Fund of an Underlying Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk – that the seller may fail to satisfy its payment obligations to a Fund or and Underlying Fund in the event of a default.
A Fund or an Underlying Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund or an Underlying Fund anticipates purchasing at a later date.
Cross-Currency Swaps. A cross-currency swap is a contract between two counterparties to exchange interest and principal payments in different currencies. A cross-currency swap normally has an exchange of principal at maturity (the final exchange); an exchange of principal at the start of the swap (the initial exchange) is optional. An initial exchange of notional principal amounts at the spot exchange rate
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serves the same function as a spot transaction in the foreign exchange market (for an immediate exchange of foreign exchange risk). An exchange at maturity of notional principal amounts at the spot exchange rate serves the same function as a forward transaction in the foreign exchange market (for a future transfer of foreign exchange risk). The currency swap market convention is to use the spot rate rather than the forward rate for the exchange at maturity. The economic difference is realized through the coupon exchanges over the life of the swap. In contrast to single currency interest rate swaps, cross-currency swaps involve both interest rate risk and foreign exchange risk.
Interest and Currency Swaps. Interest rate and currency swap transactions and purchase or sell interest rate and currency caps and floors may be used, as well as entering into currency swap cap transactions. An interest rate or currency swap involves an agreement between an Underlying Fund and another party to exchange payments calculated as if they were interest on a specified (“notional”) principal amount (e.g., an exchange of floating rate payments by one party for fixed rate payments by the other). An interest rate cap or floor entitles the purchaser, in exchange for a premium, to receive payments of interest on a notional principal amount from the seller of the cap or floor, to the extent that a specified reference rate exceeds or falls below a predetermined level. An Underlying Fund usually enters into such transactions on a “net” basis, with the Underlying Fund receiving or paying, as the case may be, only the net amount of the two payment streams. The net amount of the excess, if any, of an Underlying Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis, and an amount of cash or high-quality liquid securities having an aggregate NAV at least equal to the accrued excess is maintained in a segregated account by the Trust’s custodian. If an Underlying Fund enters into a swap on other than a net basis, or sells caps or floors, the Underlying Fund maintains a segregated account in the full amount accrued on a daily basis of the Underlying Fund’s obligations with respect to the transaction. Such segregated accounts are maintained in accordance with applicable regulations of the SEC.
Interest Rate Caps and Interest Rate Floors. An interest rate cap is a right to receive periodic cash payments over the life of the cap equal to the difference between any higher actual level of interest rates in the future and a specified strike (or “cap”) level. The cap buyer purchases protection for a floating rate move above the strike. An interest rate floor is the right to receive periodic cash payments over the life of the floor equal to the difference between any lower actual level of interest rates in the future and a specified strike (or “floor”) level. The floor buyer purchases protection for a floating rate move below the strike. The strikes are typically based on the three-month LIBOR (although other indices are available) and are measured quarterly. Rights arising pursuant to both caps and floors are exercised automatically if the strike is in the money. Caps and floors eliminate the risk that the buyer fails to exercise an in-the-money option.
Risks Associated with Swaps, Caps, and Floors
The risks associated with interest rate and currency swaps and interest rate caps and floors are similar to those described above with respect to OTC Options. In connection with such transactions, an Underlying Fund relies on the other party to the transaction to perform its obligations pursuant to the underlying agreement. If there were a default by the other party to the transaction, an Underlying Fund would have contractual remedies pursuant to the agreement, but could incur delays in obtaining the expected benefit of the transaction or loss of such benefit. In the event of insolvency of the other party, an Underlying Fund might be unable to obtain its expected benefit. In addition, while certain Underlying Funds will seek to enter into such transactions only with parties which are capable of entering into closing transactions with the Underlying Fund, there can be no assurance that the Underlying Fund will be able to close out such a transaction with the other party, or obtain an offsetting position with any other party, at any time prior to the end of the term of the underlying agreement. This may impair an Underlying Fund’s ability to enter into other transactions at a time when doing so might be advantageous.
Interest Rate Swaps. As indicated above, an interest rate swap is a contract between two entities (“counterparties”) to exchange interest payments (of the same currency) between the parties. In the most common interest rate swap structure; one counterparty agrees to make floating rate payments to the other counterparty, which in turn makes fixed rate payments to the first counterparty. Interest payments are determined by applying the respective interest rates to an agreed upon amount, referred to as the “notional principal amount.” In most such transactions, the floating rate payments are tied to the LIBOR, which is the offered rate for short-term Eurodollar deposits between major international banks. As there is no exchange of principal amounts, an interest rate swap is not an investment or a borrowing.
Securities Swaps. Securities swaps is a technique primarily used to indirectly participate in the securities market of a country from which an Underlying Fund would otherwise be precluded for lack of an established securities custody and safekeeping system. An Underlying Fund deposits an amount of cash with its custodian (or the broker, if legally permitted) in an amount equal to the selling price of the underlying security. Thereafter, an Underlying Fund pays or receives cash from the broker equal to the change in the value of the underlying security.
Swap Options
Swap Options are contracts that give a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise change an existing swap agreement at some designated future time on specified terms.
Total Return Swap Agreements
Total return swaps are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to an Underlying Fund’s portfolio
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because, in addition to its total net assets, the Underlying Fund would be subject to investment exposure on the notional amount of the swap. Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to an Underlying Fund thereunder and conversely, that the Underlying Fund will not be able to meet its obligation to the counterparty.
Risks of Investing in Swap Agreements or Swap Options
Whether a Fund’s or an Underlying Fund’s use of swap agreements or swap options will be successful in furthering its investment objective of total return will depend on the Sub-Adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, an Underlying Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of swap agreement counterparty. A Fund or an Underlying Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund’s and/or Underlying Fund’s repurchase agreement guidelines). Certain restrictions imposed on a Fund and/or Underlying Fund by the Code may limit the Fund’s or Underlying Fund’s ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s or an Underlying Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.
Depending on the terms of the particular option agreement, a Fund or an Underlying Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a Fund or an Underlying Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund or an Underlying Fund writes a swap option, upon exercise of the option the Fund or Underlying Fund will become obligated according to the terms of the underlying agreement.
A Fund or an Underlying Fund will not enter into any of these derivative transactions unless the unsecured senior debt or the claims paying ability of the other party to the transaction is rated at least “high quality” at the time of purchase by at least one of the established rating agencies. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and agents utilizing standard swap documentation and the Adviser or Sub-Adviser has determined that the swap market has become relatively liquid. Swap transactions do not involve the delivery of securities or other underlying assets or principal, and the risk of loss with respect to such transactions is limited to the net amount of payments that a Fund or an Underlying Fund is contractually obligated to make or receive. Caps and floors are more recent innovations for which standardized documentation has not yet been developed; accordingly, they are less liquid than swaps. Caps and floors purchased by a Fund or an Underlying Fund are considered to be illiquid assets.
Synthetic Convertible Securities
Synthetic convertible securities are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, an Underlying Fund may purchase a non-convertible debt security and a warrant or option, which enables the Underlying Fund to have a convertible-like position with respect to a company, group of companies, or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, an Underlying Fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible security is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. An Underlying Fund may only invest in synthetic convertibles with respect to companies whose corporate debt instruments are rated “A” or higher by a NRSRO, and will not invest more than 15% of its net assets in such synthetic securities and other illiquid securities.
Trust-Preferred Securities
Trust-preferred securities, also known as trust-issued securities, are those that have the characteristics of both debt and equity instruments. Generally, trust-preferred securities are cumulative preferred stock issued by a trust that is wholly-owned by a financial institution, usually a bank holding company. The financial institution creates the trust and will subsequently own the trust’s common securities, which represents 3.00% of the trust’s assets.
The remaining 97% consists of subordinated debts, which are then sold to investors. The trust uses the sale proceeds to purchase a subordinated debt issued by the financial institution. The financial institution uses the proceeds from the subordinated debt sale to increase its capital while the trust receives periodic interest payments from the financial institution for holding the subordinated debt. The trust will use the funds received to make dividend payments to the holders of the trust-preferred securities. The primary advantage for this particular structure is that the trust-preferred securities may be treated by the financial institution as debt instruments for tax purposes and as equity for the purpose of calculation capital requirements.
In certain instances, this structure involves more than one financial institution and accordingly, more than one trust. In this pooled offering, a separate trust is created that issues securities to investors and uses the proceeds to purchase the trust-preferred securities issued by the special-purpose trust subsidiaries of the participating financial institutions. Therefore, the trust-preferred securities held by investors are backed by the trust-preferred securities issued by the trust subsidiaries.
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In identifying the risks of the trust-preferred securities, the Adviser or Sub-Adviser evaluates the financial condition of the financial institution as the trust typically has no business operations other than to issue the trust-preferred securities. If the financial institution is unsound and defaults on interest payments to the trust, the trust will not be able to make dividend payments to an Underlying Fund.
Warrants
A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt instruments or preferred stock, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of an Underlying Fund’s entire investment therein).
Put and call index warrants are instruments whose values vary depending on the change in the value of one or more specified securities indices (“Index Warrants”). Index Warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer, based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the Index Warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise, based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise, based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If an Underlying Fund were not to exercise an Index Warrant prior to its expiration, then the Underlying Fund would lose the amount of the purchase price paid by it for the warrant. Certain Underlying Funds will normally use Index Warrants in a manner similar to their use of options on securities indices. The risks of using Index Warrants are generally similar to those relating to its use of index options. Unlike most index options, however, Index Warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution that issues the warrant. Also, Index Warrants generally have longer terms than index options. Index Warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of Index Warrants may limit an Underlying Fund’s ability to exercise the warrants at such time, or in such quantities, as the Underlying Fund would otherwise wish to do.
OTHER RISKS
Cyber Security Issues
The Voya family of funds, and their service providers, may be prone to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber-attacks affecting the funds or their service providers may adversely impact the funds. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the funds’ ability to calculate their NAVs, cause the release of private shareholder information or confidential business information, impede trading, subject the funds to regulatory fines or financial losses and/or cause reputational damage. The funds may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issues or securities in which the funds may invest, which could result in material adverse consequences for such issuers and may cause the funds’ investment in such companies to lose value. In addition, substantial costs may be incurred in order to prevent any cyber-attacks in the future. While the funds have established business continuity plans in the event of, and risk management systems to prevent, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the funds cannot control the cyber security plans and systems put in place by service providers to the funds and issuers in which the funds invest. The funds and their shareholders could be negatively impacted as a result.
INVESTMENT TECHNIQUES
Borrowing
If a Fund or an Underlying Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a Fund or an Underlying Fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage. Under the 1940 Act, each Fund or an Underlying Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of a Fund’s or an Underlying Fund’s holdings may be disadvantageous from an investment standpoint.
Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or a Fund’s or an Underlying Fund’s NAV, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds. Borrowing may be done for any purpose permitted by the 1940 Act or as permitted by each Fund’s or an Underlying Fund’s investment policies and restrictions.
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Concentration
Certain Underlying Funds “concentrate” (for purposes of the 1940 Act) their assets in securities related to a particular sector or industry, which means that at least 25% of their assets will be invested in these assets at all times. As a result, an Underlying Fund may be subject to greater market fluctuation than a Fund which has securities representing a broader range of investment alternatives.
Portfolio Hedging
Hedging against changes in financial markets, currency rates and interest rates may be utilized. One form of hedging is with derivatives. Derivatives (as described above) are instruments whose value is linked to, or derived from, another instrument, like an index or a commodity. Hedging transactions involve certain risks. Although the Underlying Funds may benefit from hedging, unanticipated changes in interest rates or securities prices may result in greater losses for the Underlying Funds than if they did not hedge. If the Underlying Funds do not correctly predict a hedge, they may lose money. In addition, the Underlying Funds pay commissions and other costs in connection with hedging transactions.
Risks Associated With Hedging Transactions. Hedging transactions have special risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, to the extent the Adviser’s or Sub-Adviser’s view as to certain market movements is incorrect, the risk that the use of a hedging transaction could result in losses greater than if it had not been used. Use of call options could result in losses to an Underlying Fund, force the sale or purchase of portfolio securities at inopportune times or for prices lower than current market values, or cause the Underlying Fund to hold a security it might otherwise sell.
Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to an Underlying Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that an Underlying Fund is engaging in portfolio hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to an Underlying Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. In addition, an Underlying Fund pays commissions and other costs in connection with such investments.
Losses resulting from the use of hedging transactions will reduce an Underlying Fund’s NAV, and possibly income, and the losses can be greater than if hedging transactions had not been used.
Risks of Hedging Transactions Outside the United States. When conducted outside the United States, hedging transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of government actions affecting trading in, or the price of, foreign securities, currencies and other instruments. The value of positions taken as part of non-U.S. hedging transactions also could be adversely affected by: (i) other complex foreign political, legal, and economic factors; (ii) lesser availability of data on which to make trading decisions than in the United States; (iii) delays in the Underlying Funds’ ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) lower trading volume and liquidity.
An Underlying Fund’s options, futures, and swap transactions will generally be entered into for hedging purposes — to protect against possible changes in the market values of securities held in or to be purchased for the Underlying Fund’s portfolio resulting from securities markets, currency or interest rate fluctuations. In addition, an Underlying Fund’s derivative investments may also be used for non-hedging purposes — to protect the Underlying Fund’s unrealized gains in the values of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Underlying Fund’s portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchase or sale of particular securities. Certain Underlying Fund’s net loss exposure resulting from transactions entered into for each purposes will not exceed 5% of the Underlying Fund’s net assets at any one time and, to the extent necessary, the Underlying Fund will close out transactions in order to comply with this limitation. Such transactions are subject to the limitations described above under “Options,” “Futures Contracts,” and “Interest Rate and Currency Swaps.”
Repurchase Agreements
Repurchase agreements may be considered to be loans by an Underlying Fund for purposes of the 1940 Act. Each repurchase agreement must be collateralized fully, in accordance with the provisions of Rule 5b-3 under the 1940 Act, at all times. Pursuant to such repurchase agreements, an Underlying Fund acquires securities from financial institutions such as brokers, dealers, and banks, subject to the seller’s agreement to repurchase and the Underlying Fund’s agreement to resell such securities at a mutually agreed upon date and price. The term of such an agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. The repurchase price generally equals the price paid by an Underlying Fund plus interest negotiated on the basis of current short term rates (which may be more or less than the rate on the underlying portfolio security). The securities underlying a repurchase agreement will be marked to market every business day so that the value of the collateral is at least equal to the value of the loan, including the accrued interest thereon, and the Adviser or Sub-Adviser will monitor the value of the collateral. Securities subject to repurchase agreements will be held by the custodian or in the Federal Reserve/Treasury Book Entry System or an equivalent foreign system. If the seller defaults on its repurchase obligation, an Underlying Fund holding the repurchase agreement will suffer a loss to the extent that the proceeds from a sale of the underlying securities is less than the repurchase price under the agreement. Bankruptcy
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or insolvency of such a defaulting seller may cause an Underlying Fund’s rights with respect to such securities to be delayed or limited. To mitigate this risk, each Underlying Fund may only enter into repurchase agreements that qualify for an exclusion from any automatic stay of creditors’ rights against the counterparty under applicable insolvency law in the event of the counterparty’s insolvency.
The Underlying Funds treat any securities subject to restrictions on repatriation for more than seven (7) days, and securities issued in connection with foreign debt conversion programs that are restricted as to remittance of invested capital or profit, as illiquid. Illiquid securities do not include securities that are restricted from trading on formal markets for some period of time but for which an active informal market exists, or securities that meet the requirements of Rule 144A under the 1933 Act and that, subject to the review by an Underlying Fund’s board and guidelines adopted by the board, the Underlying Fund’s Adviser or Sub-Adviser has determined to be liquid.
Restricted Securities, Illiquid Securities, and Liquidity Requirements
Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business within seven (7) calendar days at approximately the value ascribed to it by an Underlying Fund. Its illiquidity might prevent the sale of such a security at a time when an Underlying Fund’s Adviser or Sub-Adviser might wish to sell, and these securities could have the effect of decreasing the overall level of the Underlying Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities requiring an Underlying Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that the Underlying Fund could realize upon disposition.
Because of the nature of these securities, a considerable period of time may elapse between an Underlying Fund’s decision to dispose of these securities and the time when the Underlying Fund is able to dispose of them, during which time the value of the securities could decline. The expenses of registering restricted securities (excluding securities that may be resold by an Underlying Fund pursuant to Rule 144A under the 1933 Act) may be negotiated at the time such securities are purchased by the Underlying Fund. When registration is required before the securities may be resold, a considerable period may elapse between the decision to sell the securities and the time when an Underlying Fund would be permitted to sell them. Thus, an Underlying Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. An Underlying Fund may also acquire securities through private placements. Such securities may have contractual restrictions on their resale, which might prevent their resale by an Underlying Fund at a time when such resale would be desirable. Securities that are not readily marketable will be valued by an Underlying Fund in good faith pursuant to procedures adopted by the Underlying Fund’s Board of Trustees/Directors.
Restricted securities, including private placements, are subject to legal or contractual restrictions on resale. They can be eligible for purchase without SEC registration by certain institutional investors known as “qualified institutional buyers” and, under an Underlying Fund’s procedures, restricted securities could be treated as liquid. However, some restricted securities may be illiquid and restricted securities that are treated as liquid could be less liquid than registered securities traded on established secondary markets.
An Underlying Fund may not invest more than 15% of its net assets in illiquid securities, measured at the time of investment.
The Underlying Funds treat any securities subject to restrictions on repatriation for more than seven (7) days, and securities issued in connection with foreign debt conversion programs that are restricted as to remittance of invested capital or profit, as illiquid. Illiquid securities do not include securities that are restricted from trading on formal markets for some period of time but for which an active informal market exists, or securities that meet the requirements of Rule 144A under the 1933 Act and that, subject to the review by the Board and guidelines adopted by the Board, the Adviser, or Sub-Adviser has determined to be liquid.
Reverse Repurchase Agreements and Dollar Roll Transactions
An Underlying Fund may borrow money by entering into transactions called reverse repurchase agreements. Under these arrangements, an Underlying Fund will sell portfolio securities to dealers in U.S. government securities held by the Underlying Fund, with an agreement that the Underlying Fund will repurchase such securities at an agreed upon date, price and interest payment. An Underlying Fund will employ reverse repurchase agreements when necessary to meet unanticipated net redemptions so as to avoid liquidating other portfolio investments during unfavorable market conditions. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. At the time an Underlying Fund enters into a reverse repurchase agreement, the Underlying Fund will place in a segregated custodial account cash and/or liquid assets having a dollar value equal to the repurchase price. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Reverse repurchase agreements, together with other permitted borrowings, may constitute up to 33 1/3% of the Underlying Fund’s total assets. Under the 1940 Act, an Underlying Fund is required to maintain continuous asset coverage of 300% with respect to borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Underlying Fund’s holdings may be disadvantageous from an investment standpoint. To the extent an Underlying Fund covers its commitment under a reverse repurchase agreement (or economically similar transaction) by the segregation of assets determined to be liquid, equal in value to the amount of the Underlying Fund’s commitment to repurchase, such an agreement will not be considered a “senior security” by the Underlying Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Underlying Fund. Reverse repurchase agreements involve the possible risk that the value of portfolio securities an Underlying Fund relinquishes may decline below the price the Underlying Fund must pay when the transaction closes. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or an Underlying Fund’s NAV, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.
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An Underlying Fund may engage in dollar roll transactions with respect to mortgage securities issued by GNMA, FNMA, and FHLMC in order to enhance portfolio returns and manage prepayment risks. A dollar roll transaction is similar to a reverse repurchase agreement in certain respects. In a dollar roll transaction, an Underlying Fund sells a mortgage-backed security held in the portfolio to a financial institutional such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, an Underlying Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Underlying Fund exceeding the yield on the sold security. When an Underlying Fund enters into a dollar roll transaction, cash and/or liquid assets of the Underlying Fund, in a dollar amount sufficient to make payment for the obligations to be repurchased, are segregated with its custodian at the trade date. These securities are marked daily and are maintained until the transaction is settled. Because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed “illiquid” and subject to an Underlying Fund’s overall limitations on investments in illiquid securities.
A dollar roll can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which an Underlying Fund pledges a mortgage-backed security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which an Underlying Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Underlying Fund, but only securities which are “substantially identical.” To be considered substantially identical, the securities returned to an Underlying Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.
Whether a reverse repurchase agreement or dollar roll transaction produces a gain for an Underlying Fund depends upon the “costs of the agreements” (e.g., a function of the difference between the amount received upon the sale of its securities and the amount to be spent upon the purchase of the same or “substantially the same” security) and the income and gains of the securities purchased with the proceeds received from the sale of the mortgage security. If the income and gains on the securities purchased with the proceeds of the agreements exceed the costs of the agreements, then an Underlying Fund’s NAV will increase faster than otherwise would be the case; conversely, if the income and gains on such securities purchased fail to exceed the costs of the structure, NAV will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar roll transactions, as leveraging techniques, may increase an Underlying Fund’s yield in the manner described above; however, such transactions also increase the Underlying Fund’s risk to capital and may result in a shareholder’s loss of principal.
Securities Lending
An Underlying Fund may lend its portfolio securities to financial institutions such as broker dealers, banks, or other recognized domestic institutional borrowers of securities provided that the value of the loaned securities does not exceed 33 1/3% of an Underlying Fund’s total assets, except for International Small Cap Fund. For International Small Cap Fund, each Underlying Fund may lend portfolio securities to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities provided that the value of the loaned securities does not exceed 30% of the Underlying Fund’s total assets. No lending may be made to any companies affiliated with the Adviser.
These loans earn income for an Underlying Fund and are collateralized by cash, securities, or letters of credit. An Underlying Fund might experience a loss if the financial institution defaults on the loan. An Underlying Fund seeks to mitigate this risk through contracted indemnification upon default. Any portfolio securities purchased with cash collateral would also be subject to possible depreciation. An Underlying Fund that loans portfolio securities would continue to accrue interest on the securities loaned and would also earn income on the loans. An Underlying Fund will not have the right to vote any securities having voting rights during the existence of the loan, but the Underlying Fund may call the loan in anticipation of an important vote to be taken by the holders of the securities or the giving or withholding of their consent on a material matter affecting the investment. Any cash collateral received by an Underlying Fund would be invested in high quality, short-term money market instruments. An Underlying Fund currently intend to limit the lending of its portfolio securities so that, at any given time, securities loaned by the Underlying Fund represent not more than one-third of the value of its total assets.
The borrower at all times during the loan must maintain with an Underlying Fund cash or cash equivalent collateral or provide to that Underlying Fund an irrevocable letter of credit equal in value to at least 102% of the value of loaned domestic securities and 105% of the value of loaned foreign securities on a daily basis. Although voting rights of the loaned securities may pass to the borrower, if a material event affecting the investment in the loaned securities is to occur, the lending Underlying Fund must terminate the loan and vote the securities. Alternatively, an Underlying Fund may enter into an arrangement that ensures that it can vote the proxy even while the borrower continues to hold the securities.
During the time portfolio securities are on loan, the borrower pays an Underlying Fund any interest or distributions paid on such securities. An Underlying Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. Loans are subject to termination at the option of the lending Underlying Fund or the borrower at any time. Each lending Underlying Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially.
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There is the risk that when lending portfolio securities, the securities may not be available to an Underlying Fund on a timely basis, and the Underlying Fund may therefore lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect which may intensify the market risk, credit risk and other risks associated with investments in the Underlying Fund. When an Underlying Fund lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities. An Underlying Fund could incur losses in connection with the investment of such cash collateral.
Short Sales and Short Sales “Against the Box”
An Underlying Fund may make a short sale of securities it already owns or have the right to acquire at no added cost through conversion or exchange of other securities it owns (referred to as short sales against the box). An Underlying Fund may make short sales of securities as part of its overall portfolio management strategies involving the use of derivative instruments and to offset potential declines in long positions in similar securities.
In the view of the SEC, a short sale involves the creation of a “senior security” as such term is defined in the 1940 Act, unless the sale is against the box and the securities sold short are placed in a segregated account (not with the broker), or unless an Underlying Fund’s obligation to deliver the securities sold short is “covered” by placing in a segregated account (not with the broker) cash, U.S. government securities or other liquid debt, or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any such collateral required to be deposited with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash, U.S. government securities or other liquid debt or equity securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale. Each Underlying Fund will comply with these requirements. In addition, as a matter of policy, the Underlying Funds’ board has determined that no Underlying Fund will make short sales of securities or maintain a short position if to do so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the Underlying Funds’ total assets, taken at market value.
The extent to which an Underlying Fund may enter into short sales transactions may be limited by the Code requirements for qualification of the Underlying Fund as a RIC.
Short Sales
A short sale is a transaction in which an Underlying Fund sells a security it does not own in anticipation that the market value of the security will decline. To complete the sale, an Underlying Fund must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. An Underlying Fund must replace the security borrowed by purchasing it at the market price at the time of replacement. An Underlying Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities. An Underlying Fund is said to have a “short position” in the securities sold until it delivers them to the broker. The period during which an Underlying Fund has a short position can range from one day to more than a year. Until an Underlying Fund replaces the security, the proceeds of the short sale are retained by the broker, and the Underlying Fund must pay to the broker a negotiated portion of any dividends or interest, which accrues during the period of the loan.
To meet current margin requirements, an Underlying Fund must deposit with the broker additional cash or securities so that it maintains with the broker a total deposit equal to 150% of the current market value of the securities sold short (100% of the current market value if a security is held in the account that is convertible or exchangeable into the security sold short within ninety (90) days without restriction other than the payment of money).
Short sales by an Underlying Fund create opportunities to increase the Underlying Fund’s return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Since an Underlying Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Underlying Fund’s NAV per share tends to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends, or interest an Underlying Fund may be required to pay in connection with the short sale. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continually increase, although an Underlying Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions an Underlying Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.
Short Sales Against the Box
If an Underlying Fund makes a short sale against the box, the Underlying Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. To secure its obligation to deliver securities sold short, an Underlying Fund will deposit in escrow in a separate account with the custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. An Underlying Fund can close out its short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Underlying Fund, because the Underlying Fund might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.
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An Underlying Fund’s decision to make a short sale against the box may be a technique to hedge against market risks when the Adviser or Sub-Adviser believes that the price of a security may decline, causing a decline in the value of a security owned by the Underlying Fund or a security convertible into or exchangeable for such security. In such case, any future losses in an Underlying Fund’s long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities an Underlying Fund owns, either directly or indirectly, and, in the case where the Underlying Fund owns convertible securities, changes in the investment values or conversion premiums of such securities.
To Be Announced (“TBA”) Sale Commitments
TBA sale commitments involve commitments where the unit price and the estimated principal amount are established upon entering into the contract, with the actual principal amount being within a specified range of the estimate. An Underlying Fund will enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, an Underlying Fund will maintain in a segregated account, cash or marketable securities in an amount sufficient to meet the purchase price. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, an Underlying Fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If an Underlying Fund delivers securities under the commitment, the Underlying Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.
When Issued Securities and Delayed Delivery Transactions
In order to secure prices or yields deemed advantageous at the time, the Underlying Funds may purchase or sell securities on a when issued or a delayed delivery basis generally 15 to 45 days after the commitment is made. The Underlying Funds will enter into a when issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage. In such transactions, delivery of the securities occurs beyond the normal settlement periods, but no payment or delivery is made by, and no interest accrues to, an Underlying Fund prior to the actual delivery or payment by the other party to the transaction. Due to fluctuations in the value of securities purchased on a when issued or a delayed delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. Similarly, the sale of securities for delayed delivery can involve the risk that the prices available in the market when delivery is made may actually be higher than those obtained in the transaction itself. Each Underlying Fund will establish a segregated account with the custodian consisting of cash and/or liquid assets in an amount equal to the amount of its when issued and delayed delivery commitments which will be “marked to market” daily. Each Underlying Fund will only make commitments to purchase such securities with the intention of actually acquiring the securities, but the Underlying Fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. In these cases, the Underlying Funds may realize a taxable gain or loss. When an Underlying Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in an Underlying Fund’s incurring a loss or missing an opportunity to obtain a price credited to be advantageous. Certain Underlying Funds may not purchase when-issued securities or enter into firm commitments; if as a result, more than 15% of the Underlying Fund’s net assets would be segregated to cover such securities.
When the time comes to pay for the securities acquired on a delayed-delivery basis, an Underlying Fund will meet its obligations from the available cash flow, sale of the securities held in the segregated account, sale of other securities or, although it would not normally expect to do so, from sale of the when issued securities themselves (which may have a market value greater or less than the Underlying Fund’s payment obligation). Depending on market conditions, the Underlying Funds could experience fluctuations in share price as a result of delayed delivery or when-issued purchases.
Temporary Defensive and Other Short-Term Positions
Investing in certain short-term, high-quality debt instruments and in U.S. government securities is done for the following purposes: (i) to meet anticipated day-to-day operating expenses; (ii) pending the Adviser’s or Sub-Adviser’s ability to invest cash inflows; (iii) to permit the Underlying Fund to meet redemption requests; and (iv) for temporary defensive purposes to respond to adverse market, economic, political, or other conditions. An Underlying Fund for which the investment objective is capital appreciation may also invest in such securities if the Underlying Fund’s assets are insufficient for effective investment in equities.
Although it is expected that each Underlying Fund will normally be invested consistent with its investment objectives and policies, the short-term instruments in which an Underlying Fund may invest include: (i) short-term obligations of the U.S. government and its agencies, instrumentalities, authorities, or political subdivisions; (ii) other short-term debt instruments; (iii) commercial paper, including master notes; (iv) bank obligations, including certificates of deposit, fixed time deposits, and bankers’ acceptances; and (v) repurchase agreements. When investing for the purposes indicated above, the Underlying Funds will normally invest in short-term instruments that do not have a maturity of greater than one year. To the extent an Underlying Fund is engaged in temporary defensive investments, it will not be pursuing its investment objective.
PORTFOLIO TURNOVER
A change in securities held in a Fund’s portfolio is known as portfolio turnover and may involve the payment by the Fund of dealer mark-ups or brokerage or underwriting commissions and other transaction costs associated with the purchase or sale of securities.
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Each Fund may sell a portfolio investment soon after its acquisition if the Adviser or Sub-Adviser believes that such a disposition is consistent with the Fund’s investment objective. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. Portfolio turnover rate for a fiscal year is the percentage determined by dividing (i) the lesser of the cost of purchases or sales of portfolio securities by (ii) the monthly average of the value of portfolio securities owned by the Fund during the fiscal year. Securities with maturities at acquisition of one year or less are excluded from this calculation. A Fund cannot accurately predict its turnover rate; however, the rate will be higher when the Fund finds it necessary to significantly change its portfolio to adopt a temporary defensive position or respond to economic or market events.
A portfolio turnover rate of 100% or more is considered high, although the rate of portfolio turnover will not be a limiting factor in making portfolio decisions. A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses and transaction costs which are ultimately borne by a Fund’s shareholders. High portfolio turnover may result in the realization of substantial net capital gains.
Each Fund’s historical turnover rates are included in the Financial Highlights tables in the Prospectus.
Each Fund invests in Underlying Funds which in turn invest directly in securities. However, each Fund may invest directly in securities.
To the extent each Fund invests in affiliated Underlying Funds, the discussion above relating to investment decisions made by the Adviser or the Sub-Adviser with respect to each Fund also includes investment decisions made by an Adviser or a Sub-Adviser with respect to those Underlying Funds.
FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT RESTRICTIONS
Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such percentage limitation or standard will be determined immediately after and as a result of the Fund’s acquisition of such security or other asset, except in the case of borrowing (or other activities that may be deemed to result in the issuance of a “senior security” under the 1940 Act). Accordingly, any subsequent change in value, net assets or other circumstances will not be considered when determining whether the investment complies with the Fund’s investment policies and limitations.
Unless otherwise stated, if a Fund’s holdings of illiquid securities exceeds 15% of its net assets because of changes in the value of the Fund’s investments, the Fund will take action to reduce its holdings of illiquid securities within a time frame deemed to be in the best interest of the Fund.
Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business at approximately the price at which a Fund has valued them. Such securities include, but are not limited to, fixed time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A, securities offered pursuant to Section 4(a)(2) of the 1933 Act, or securities otherwise subject to restrictions on resale under the 1933 Act (“Restricted Securities”) shall not be deemed illiquid solely by reason of being unregistered.
The Adviser or Sub-Adviser determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.
Unless otherwise stated, with respect to each Fund’s concentration policy the Adviser uses the Global Industry Classification Standards and Bloomberg L.P. to determine industry concentration.
FUNDAMENTAL INVESTMENT RESTRICTIONS
Each Fund has adopted the following investment restrictions as fundamental policies which means they cannot be changed without the approval of the holders of a “majority” of the Fund’s outstanding voting securities, as that term is defined in the 1940 Act. The term “majority” is defined in the 1940 Act as the lesser of: (i) 67% or more of the Fund’s voting securities present at a meeting of shareholders at which the holders of more than 50% of the outstanding voting securities of the Fund are present in person or represented by proxy; or (ii) more than 50% of the Fund’s outstanding voting securities.
Voya Diversified Emerging Markets Debt Fund and Voya Global Perspectives Fund
As a matter of fundamental policy, each Fund may not:
1.	purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, or tax exempt securities issued by any state or territory of the United States, or any of their agencies, instrumentalities, or political subdivisions; and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund;
2.	purchase securities of any issuer if as a result, with respect to 75% of the Fund’s total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund’s ownership would be more than 10% of the outstanding voting securities of any issuer, provided that this restriction does not limit the Fund’s investments in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or investments in securities of other investment companies;
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3.	borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations thereunder, and any exemptive relief obtained by the Fund;
4.	make loans, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations, and any exemptive relief obtained by the Fund. For the purposes of this limitation, entering into repurchase agreements, lending securities, and acquiring debt securities are not deemed to be making of loans;
5.	underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either: (i) in connection with the disposition of a portfolio security; or (ii) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Fund’s ability to invest in securities issued by other registered management investment companies.
6.	purchase or sell real estate, except that the Fund may: (i) acquire or lease office space for its own use; (ii) invest in securities of issuers that invest in real estate or interests therein; (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities;
7.	issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund; or
8.	purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities). This limitation does not apply to foreign currency transactions, including, without limitation, forward currency contracts.
With respect to fundamental policy number (1), industry classifications are in accordance with Barclays industry classifications. The Fund’s adviser or sub-adviser believes that the industry characteristics selected are reasonable and not so broad that the primary economic characteristics of the companies in a single class are materially different. Industry classifications may be changed from time to time to reflect changes in the market place.
Voya Diversified International Fund
As a matter of fundamental policy, the Fund may not:
1.	purchase securities of any issuer if, as a result, with respect to 75% of the Fund’s total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund’s ownership would be more than 10% of the outstanding voting securities of any issuer, provided that this restriction does not limit the Fund’s investments in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or investments in securities of other investment companies;
2.	purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state or territory of the United States, or any of their agencies, instrumentalities, or political subdivisions; and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund;
3.	make loans, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations, and any exemptive relief obtained by the Fund. For the purposes of this limitation, entering into repurchase agreements, lending securities, and acquiring debt securities are not deemed to be making of loans;
4.	issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund;
5.	purchase or sell real estate, except that the Fund may: (i) acquire or lease office space for its own use; (ii) invest in securities of issuers that invest in real estate or interests therein; (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities;
6.	purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities). This limitation does not apply to foreign currency transactions, including, without limitation, forward currency contracts;
7.	borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations thereunder, and any exemptive relief obtained by the Fund; or
8.	underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either: (i) in connection with the disposition of a portfolio security; or (ii) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Fund’s ability to invest in securities issued by other registered management investment companies.
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NON-FUNDAMENTAL INVESTMENT RESTRICTIONS
The Board has adopted the following non-fundamental investment restrictions, which may be changed by a vote of each Fund’s Board and without shareholder vote.
Voya Diversified Emerging Markets Debt Fund
The Fund has a non-fundamental policy to invest at least 80% of its net assets (plus borrowings for investment purposes) in debt instruments of, or derivatives having economic characteristics similar to the debt instruments of, issuers in emerging market countries. An Underlying Fund’s investment in debt instruments of issuers located in emerging market countries or its investment in derivatives and synthetic instruments that have economic characteristics similar to the above investments, and the Fund’s investment in derivatives and synthetic instruments that have economic characteristics similar to the above investments may be counted toward satisfaction of the 80% policy.
Effective May 8, 2015, the paragraph above will be revised as follows:
The Fund has a non-fundamental policy to invest at least 80% of its assets (plus borrowings for investment purposes) in: (i) debt instruments of, or derivatives having economic characteristics similar to the debt instruments of, issuers in emerging market countries; or (ii) debt instruments that have principal denominated in emerging market currencies. An Underlying Fund’s investment in debt instruments of issuers located in emerging market countries or its investment in derivatives and synthetic instruments that have economic characteristics similar to the above investments, and the Fund’s investment in derivatives and synthetic instruments that have economic characteristics similar to the above investments may be counted toward satisfaction of the 80% policy.
DISCLOSURE OF each Fund’s PORTFOLIO SECURITIES
Each Fund is required to file its complete portfolio holdings schedule with the SEC on a quarterly basis. This schedule is filed with each Fund’s annual and semi-annual shareholder reports on Form N-CSR for the second and fourth fiscal quarters and on Form N-Q for the first and third fiscal quarters.
In addition, each Fund posts its portfolio holdings schedule on Voya’s website on a month-end basis and makes it available 10 calendar days following the end of the previous calendar month or as soon thereafter as practicable. The portfolio holdings schedule is as of the last day of the previous calendar month-end.
Each Fund may also post its complete or partial portfolio holdings on its website as of a specified date. Each Fund may also file information on portfolio holdings with the SEC or other regulatory authority as required by applicable law.
Each Fund also compiles a list of its ten largest (“Top Ten”) holdings. This information is made available on Voya’s website ten calendar days following the end of the previous calendar month, or as soon thereafter as practicable. The Top Ten holdings information shall be as of the last day of the previous calendar month.
Investors (both individual and institutional), financial intermediaries that distribute each Fund’s shares, and most third parties may receive each Fund’s annual or semi-annual shareholder reports, or view them on Voya’s website, along with each Fund’s portfolio holdings schedule.
The Top Ten list is also provided in quarterly Fund descriptions that are included in the offering materials of variable life insurance products, variable annuity contracts and other retirement plans.
Other than in regulatory filings or on Voya’s website, each Fund may provide its complete portfolio holdings to certain unaffiliated third parties and affiliates when a Fund has a legitimate business purpose for doing so. Unless otherwise noted below, each Fund’s disclosure of its portfolio holdings will be on an as-needed basis, with no lag time between the date of which the information is requested and the date the information is provided. Specifically, a Fund’s disclosure of its portfolio holdings may include disclosure:
•	to the Fund’s independent registered public accounting firm, named herein, for use in providing audit opinions;
•	to financial printers for the purpose of preparing Fund regulatory filings;
•	for the purpose of due diligence regarding a merger or acquisition;
•	to a new adviser or sub-adviser prior to the commencement of its management of a Fund;
•	to rating and ranking agencies such as Bloomberg, Morningstar, Lipper, and S&P (such agencies may receive more raw data from a Fund than is posted on the Fund’s website);
•	to consultants for use in providing asset allocation advice in connection with investments by affiliated funds-of-funds in a Fund;
•	to service providers, on a daily basis, in connection with their providing services benefiting a Fund such as, but not limited to, the provision of analytics for securities lending oversight and reporting, proxy voting or class action service providers;
•	to a third party for purposes of effecting in-kind redemptions of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Fund shareholders;
•	to certain wrap fee programs, on a weekly basis, on the first business day following the previous calendar week; or
•	to a third party who acts as a “consultant” and supplies the consultant’s analysis of holdings (but not actual holdings) to the consultant’s clients (including sponsors of retirement plans or their consultants) or who provides regular analysis of Fund portfolios. The types, frequency and timing of disclosure to such parties vary depending upon information requested.
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In all instances of such disclosure the receiving party, by agreement, is subject to a duty of confidentiality, including a duty not to trade on such information.
The Board has adopted policies and procedures (“Policies”) designed to ensure that disclosure of information regarding a Fund’s portfolio securities is in the best interests of Fund shareholders, including procedures to address conflicts between the interests of Fund shareholders, on the one hand, and those of the Fund’s Adviser, Sub-Adviser, Principal Underwriter, or any affiliated person of the Fund, its Adviser, or its Principal Underwriter, on the other. These Policies authorize the Fund’s Administrator to implement the Board’s Policies and direct the Administrator to document the expected benefit to shareholders. Among other considerations, the Administrator is directed to consider whether such disclosure may create an advantage for the recipient or its affiliates or their clients over that of a Fund’s shareholders. Similarly, the Administrator is directed to consider, among other things, whether the disclosure of portfolio holdings creates a conflict between the interests of shareholders and the interests of the Adviser, Sub-Adviser, Principal Underwriter, and their affiliates.
The Board has authorized the senior officers of the Administrator to authorize the release of the Fund’s portfolio holdings, as necessary, in conformity with the foregoing principles and to monitor for compliance with the Policies. The Administrator reports quarterly to the Board regarding the implementation of the Policies.
Each Fund has the following ongoing arrangements with certain third parties to provide the Fund’s full portfolio holdings:
5
Party	Purpose	Frequency	Time Lag Between Date of Information and Date Information Released
The Bank of New York Mellon	Credit Approval Process for the Voya family of funds line of credit	As requested	None
Institutional Shareholder Services Inc.	Proxy Voting Services	Daily	None
Institutional Shareholder Services Inc.	Class Action Services	Monthly	10 days
Charles River Development	Compliance	Daily	None
Albridge Analytics, an indirect wholly-owned subsidiary of The Bank of New York Mellon	Provision of Analytics for Oversight and Reporting of Securities Lending	Daily	None
All of the arrangements in the table above are subject to the Policies adopted by the Board to ensure such disclosure is for a legitimate business purpose and is in the best interests of each Fund and its shareholders. The Board must approve any material change to the Policies. The Policies may not be waived, or exceptions made, without the consent of Voya’s Legal Department. All waivers and exceptions involving any Fund will be disclosed to the Board no later than its next regularly scheduled quarterly meeting. No compensation or other consideration may be received by a Fund, the Adviser, or any other party in connection with the disclosure of portfolio holdings in accordance with the Policies.
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MANAGEMENT OF the Trust
The business and affairs of the Trust are managed under the direction of the Trust’s Board according to the applicable laws of the State of Delaware.
The Board governs each Fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who oversee each Fund’s activities, review contractual arrangements with companies that provide services to each Fund, and review each Fund’s performance.
Set forth in the table below is information about each Trustee of each Fund.
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Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Fund Complex Overseen by Trustees[2]	Other Board Positions Held by Trustees
Independent Trustees
Colleen D. Baldwin 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 54	Trustee	November 2007 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	158	DSM/Dentaquest, Boston MA (February 2014 – Present).
John V. Boyer 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 61	Chairperson Trustee	January 2014 – Present January 2005 – Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – Present).	158	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 66	Trustee	January 2006 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	158	Wisconsin Energy Corporation (June 2006 – Present) and The Royce Funds (35 funds) (December 2009 – Present).
Albert E. DePrince, Jr. 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 73	Trustee	May 2013 – Present	Retired. Formerly, Professor of Economics and Finance, Middle Tennessee State University (August 1991– July 2014); Dr. DePrince continued to hold a position with the university under a post-retirement contract through the end of 2014	158	None.
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Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Fund Complex Overseen by Trustees[2]	Other Board Positions Held by Trustees
Peter S. Drotch 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 72	Trustee	November 2007 – Present	Retired.	158	First Marblehead Corporation (September 2003 – Present).
Russell H. Jones 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 70	Trustee	May 2013 – Present	Retired.	158	None.
Patrick W. Kenny 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 72	Trustee	January 2005 – Present	Retired.	158	Assured Guaranty Ltd. (April 2004 – Present).
Joseph E. Obermeyer 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 57	Trustee	May 2013 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	158	None.
Sheryl K. Pressler 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 64	Trustee	January 2006 – Present	Consultant (May 2001 – Present).	158	None.
Roger B. Vincent 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 69	Trustee	February 2002 – Present	Retired. Formerly, President, Springwell Corporation, a corporate finance firm (March 1989 – August 2011).	158	UGI Corporation (February 2006 – Present) and UGI Utilities, Inc. (February 2006 – Present).
Trustee who is an “Interested Person”
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Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Fund Complex Overseen by Trustees[2]	Other Board Positions Held by Trustees
Shaun Mathews[3] 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 59	Trustee	November 2007 – Present	President and Chief Executive Officer, Voya Investments, LLC (November 2006 – Present).	158	Voya Capital Corporation, LLC (formerly, ING Capital Corporation, LLC) and Voya Investments Distributor, LLC Voya Funds Services, LLC, Voya Investments, LLC and Voya Investment Management, (formerly, ING Investment Management, LLC) (March 2006 – Present); and Voya Investment Trust Co. (formerly, ING Investment Trust Co.) (April 2009 – Present).
1	Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Fund (as defined below, “Independent Trustee”) is subject to the Board’s retirement policy, which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).
2	For the purposes of this table, “Fund Complex” means the Voya family of funds, including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Money Market Portfolio; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of January 31, 2015.
3	Mr. Mathews is deemed to be an “interested person” of the Trust, as defined in the 1940 Act, because of his current affiliation with any of the Voya funds, Voya Financial, Inc. or Voya Financial, Inc.’s affiliates.
Information Regarding Officers of the Trust
Set forth in the table below is information for each Officer of the Trust.
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Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past 5 Years
Shaun P. Mathews 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 59	President and Chief Executive Officer	November 2006 - Present	President and Chief Executive Officer, Voya Investments, LLC (November 2006 – Present).
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Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past 5 Years
Michael J. Roland 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 56	Executive Vice President	February 2002 - Present	Managing Director and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (April 2012 – Present). Formerly, Chief Compliance Officer, Directed Services LLC and Voya Investments, LLC (March 2011 – December 2013); Executive Vice President and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (January 2007 – April 2012) and Chief Compliance Officer, Voya Family of Funds (March 2011 – February 2012).
Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 64	Executive Vice President Chief Investment Risk Officer	May 1999 - Present September 2009 - Present	Executive Vice President, Voya Investments, LLC (July 2000 – Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003 – Present).
Kevin M. Gleason 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 48	Chief Compliance Officer	February 2012 - Present	Senior Vice President and Chief Compliance Officer, Voya Investments, LLC (February 2012- Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company, (June 2004 – January 2012).
Todd Modic 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 47	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, Voya Funds Services, LLC (March 2005 – Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 50	Senior Vice President	November 2003 - Present	Senior Vice President, Voya Investments, LLC (October 2003 – Present).
Julius Drelick III 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 48	Senior Vice President	July 2012 - Present	Senior Vice President – Head of Fund Compliance, Voya Funds Services, LLC (June 2012 – Present); and Chief Compliance Officer of Directed Services LLC and Voya Investments, LLC (January 2014 – Present). Formerly, Vice President - Platform Product Management & Project Management, Voya Investments, LLC (April 2007 – June 2012).
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Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past 5 Years
Robert Terris 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 44	Senior Vice President	May 2006 - Present	Senior Vice President, Head of Division Operations, Voya Funds Services, LLC (January 2006 – Present).
Fred Bedoya 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 42	Vice President and Treasurer	September 2012 - Present	Vice President, Voya Funds Services, LLC (March 2012 – Present). Formerly, Assistant Vice President – Director, Voya Funds Services, LLC (March 2003 – March 2012).
Maria M. Anderson 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 56	Vice President	September 2004 - Present	Vice President, Voya Funds Services, LLC (September 2004 – Present).
Lauren D. Bensinger 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 60	Vice President	February 2003 - Present	Vice President, Voya Investments, LLC and Voya Funds Services, LLC (February 1996 – Present); Vice President, Voya Investments, LLC (October 2004 – Present); and Vice President and Money Laundering Reporting Officer, Voya Investments Distributor, LLC (April 2010 – Present). Anti-Money Laundering Compliance Officer, Voya Financial, Inc. (January 2013 – Present); Money Laundering Reporting Officer, Voya Investment Management Trust Co. (October 2012 – Present). Formerly, Chief Compliance Officer, Voya Investments Distributor, LLC (August 1995 – April 2010).
Sara Donaldson 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 55	Vice President	September 2014 - Present	Vice President, Voya Funds Services, LLC (April 2014 – Present). Formerly, Director, Compliance, AXA Rosenberg Global Services, LLC (September 1997 – March 2014).
Robyn L. Ichilov 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 47	Vice President	May 1999 - Present	Vice President, Voya Funds Services, LLC (November 1995 – Present) and Voya Investments, LLC (August 1997 – Present). Formerly, Treasurer, Voya Family of Funds (November 1999 – February 2012).
Jason Kadavy 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 38	Vice President	September 2012 - Present	Vice President, Voya Funds Services, LLC (July 2007 – Present).
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Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past 5 Years
Kimberly K. Springer 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 57	Vice President	March 2006 - Present	Vice President – Mutual Fund Product Development, Voya Investments, LLC (July 2012 – Present); Vice President, Voya Investment Management Voya Family of Funds (March 2010 – Present) and Vice President, Voya Funds Services, LLC (March 2006 - Present). Formerly Managing Paralegal, Registration Statements (June 2003 – July 2012).
Craig Wheeler 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 45	Vice President	May 2013 - Present	Vice President – Director of Tax, Voya Funds Services, LLC (March 2013 – Present). Formerly, Assistant Vice President – Director of Tax, Voya Funds Services, LLC (March 2008 – March 2013).
Huey P. Falgout, Jr. 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 51	Secretary	August 2003 - Present	Senior Vice President and Chief Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003 – March 2010).
Paul A. Caldarelli 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 63	Assistant Secretary	June 2010 - Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 – March 2010).
Theresa K. Kelety 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 51	Assistant Secretary	August 2003 - Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 – March 2010).
1	The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.
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The Board of Trustees
The Trust and each Fund are governed by the Board, which oversees the Trust’s business and affairs. The Board delegates the day-to-day management of the Trust and each Fund to the Trust’s Officers and to various service providers that have been contractually retained to provide such day-to-day services. The Voya entities that render services to the Trust and each Fund do so pursuant to contracts that have been approved by the Board. The Trustees are experienced executives who, among other duties, oversee the Trust’s activities, review contractual arrangements with companies that provide services to each Fund, and review each Fund’s investment performance.
The Board Leadership Structure and Related Matters
The Board is comprised of eleven (11) members, ten (10) of whom are independent or disinterested persons, which means that they are not “interested persons” of each Fund as defined in Section 2(a)(19) of the 1940 Act (“Independent Trustees”).
The Trust is one of 24 registered investment companies (with a total of approximately 158 separate series) in the Voya family of funds and all of the Trustees serve as members of, as applicable, each investment company’s Board of Directors or Board of Trustees. The Board employs substantially the same leadership structure with respect to each of these investment companies.
One of the Independent Trustees, currently John V. Boyer, serves as the Chairperson of the Board of the Trust. The responsibilities of the Chairperson of the Board include: coordinating with management in the preparation of agendas for Board meetings; presiding at Board meetings; between Board meetings, serving as a primary liaison with other Trustees, officers of the Trust, management personnel, and legal counsel to the Independent Trustees; and such other duties as the Board periodically may determine. Mr. Boyer does not hold a position with any firm that is a sponsor of the Trust. The designation of an individual as the Chairperson does not impose on such Independent Trustee any duties, obligations or liabilities greater than the duties, obligations or liabilities imposed on such person as a member of the Board, generally.
The Board performs many of its oversight and other activities through the committee structure described below in the “Board Committees” section. Each Committee operates pursuant to a written Charter approved by the Board. The Board currently conducts regular meetings eight (8) times a year. Six (6) of these regular meetings consist of sessions held over a three-day period, and two (2) of these meetings consist of a one-day session. In addition, during the course of a year, the Board and many of its Committees typically hold special meetings by telephone or in person to discuss specific matters that require action prior to the next regular meeting. The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.
The Board believes that its committee structure is an effective means of empowering the Trustees to perform their fiduciary and other duties. For example, the Board’s committee structure facilitates, as appropriate, the ability of individual Board members to receive detailed presentations on topics under their review and to develop increased familiarity with respect to such topics and with key personnel at relevant service providers. At least annually, with guidance from its Nominating and Governance Committee, the Board analyzes whether there are potential means to enhance the efficiency and effectiveness of the Board’s operations.
Board Committees
Audit Committee. The Board has established an Audit Committee whose functions include, among other things, (i) meeting with the independent registered public accounting firm of the Trust to review the scope of the Trust’s audit, the Trust’s financial statements and accounting controls; (ii) meeting with management concerning these matters, internal audit activities and other matters; and (iii) overseeing the implementation of the Voya funds’ valuation procedures and the fair value determinations made with respect to securities held by the Voya funds for which market value quotations are not readily available. The Audit Committee currently consists of five (5) Independent Trustees. The following Trustees currently serve as members of the Audit Committee: Ms. Baldwin and Messrs. Drotch, Kenny, Obermeyer, and Vincent. Mr. Drotch currently serves as the Chairperson of the Audit Committee. Ms. Baldwin and Messrs. Drotch, Kenny, Obermeyer, and Vincent have each been designated as Audit Committee Financial Experts under the Sarbanes-Oxley Act of 2002. The Audit Committee currently meets regularly five (5) times per year, and may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. The Audit Committee held five (5) meetings during the fiscal year ended October 31, 2014. The Audit Committee and Compliance Committee sometimes meet jointly to consider matters that are reviewed by both Committees. The Committees held two (2) such additional joint meetings during the fiscal year ended October 31, 2014.
Compliance Committee. The Board has established a Compliance Committee for the purpose of, among other things: (i) providing oversight with respect to compliance by the funds in the Voya family of funds and their service providers with applicable laws, regulations, and internal policies and procedures affecting the operations of the funds; (ii) serving as a committee, and in such capacity, to receive, retain, and act upon reports of evidence of possible material violations of applicable U.S. federal or state securities laws and breaches of fiduciary duty arising under U.S. federal or state laws; (iii) coordinating activities between the Board and the Chief Compliance Officer (“CCO”) of the funds; (iv) facilitating information flow among Board members and the CCO between Board meetings; (v) working with the CCO and management to identify the types of reports to be submitted by the CCO to the Compliance Committee and the Board; (vi) making recommendations regarding the role, performance and oversight of the CCO; (vii) overseeing management’s administration of proxy voting; and (viii) overseeing the effectiveness of brokerage usage by the Trust’s advisers or sub-advisers, as applicable, and compliance with regulations regarding the allocation of brokerage for services.
The Compliance Committee currently consists of five (5) Independent Trustees: Dr. DePrince, Mses. Chadwick and Pressler, and Messrs. Boyer and Jones. Mr. Jones currently serves as the Chairperson of the Compliance Committee. The Compliance Committee currently meets regularly four (4) times per year, and may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. The Compliance Committee held five (5) meetings during the fiscal year ended October 31, 2014. The Audit Committee and Compliance Committee sometimes meet jointly to consider matters that are reviewed by both Committees.
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The Committees held two (2) such additional joint meetings during the fiscal year ended October 31, 2014.
Contracts Committee. The Board has established a Contracts Committee for the purpose of overseeing the annual renewal process relating to investment advisory and sub-advisory agreements and, at the discretion of the Board, other agreements or plans involving the Voya funds (including each Fund). The responsibilities of the Contracts Committee include, among other things: (i) identifying the scope and format of information to be provided by service providers in connection with applicable contract approvals or renewals; (ii) providing guidance to independent legal counsel regarding specific information requests to be made by such counsel on behalf of the Trustees; (iii) evaluating regulatory and other developments that might have an impact on applicable approval and renewal processes; (iv) reporting to the Trustees its recommendations and decisions regarding the foregoing matters; (v) assisting in the preparation of a written record of the factors considered by Trustees relating to the approval and renewal of advisory and sub-advisory agreements; (vi) recommending to the Board specific steps to be taken by it regarding the contracts approval and renewal process, including, for example, proposed schedules of meetings by the Trustees; and (vii) otherwise providing assistance in connection with Board decisions to renew, reject, or modify agreements or plans.
The Contracts Committee currently consists of all ten (10) of the Independent Trustees of the Board: Dr. DePrince, Mses. Baldwin, Chadwick and Pressler, and Messrs. Boyer, Drotch, Jones, Kenny, Obermeyer and Vincent. Ms. Pressler currently serves as the Chairperson of the Contracts Committee. It is expected that the Contracts Committee will meet regularly seven (7) times per year and may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. The Contracts Committee held six (6) meetings during the fiscal year ended October 31, 2014.
The Board has established a Contracts Sub-Committee for the purpose of initially reviewing substantially all of the matters considered by the Contracts Committee. The Contracts Sub-Committee currently consists of seven (7) Independent Trustees. The following Trustees serve as members of the Contracts Sub-Committee: Dr. DePrince, Mses. Baldwin, Chadwick and Pressler, and Messrs. Boyer, Obermeyer, and Vincent. Ms. Pressler currently serves as the Chairperson of the Contracts Sub-Committee. The Contracts Sub-Committee was established on January 23, 2014. The Contracts Sub-Committee meets regularly six (6) times per year and may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. The Contracts Sub-Committee held four (4) meetings during the fiscal year ended October 31, 2014.
Investment Review Committees. The Board has established, for all of the funds under its direction, the following three Investment Review Committees: (i) the Joint Investment Review Committee (“Joint IRC”); (ii) the Investment Review Committee for the Domestic Equity Funds (“DE IRC”); and (iii) the Investment Review Committee for the International/Balanced/Fixed-Income Funds (“I/B/F IRC”). Each of the Investment Review Committees perform the following functions, among other things: (i) monitoring the investment performance of the funds in the Voya family of funds that are assigned to that Committee; and (ii) making recommendations to the Board with respect to investment management activities performed by the advisers and/or sub-advisers on behalf of such Voya funds, and reviewing and making recommendations regarding proposals by management to retain new or additional sub-advisers for these Voya funds. Each Fund is monitored by the Investment Review Committees, as indicated below. Each committee is described below.
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Fund	Joint IRC	DE IRC	I/B/F IRC
Voya Diversified Emerging Markets Debt			X
Voya Diversified International	X
Voya Global Perspectives	X
The Joint IRC currently consists of ten (10) Independent Trustees and one (1) Trustee who is an “interested person” of the funds in the Voya family of funds, as defined in the 1940 Act (“Interested Trustee”). The following Trustees serve as members of the Joint IRC: Dr. DePrince, Mses. Baldwin, Chadwick and Pressler, and Messrs. Boyer, Drotch, Jones, Kenny, Mathews, Obermeyer and Vincent. Mr. Obermeyer currently serves as the Chairperson of the Joint IRC. The Joint IRC was established on January 23, 2014. Prior to January 23, 2014, the Board held joint meetings of the I/B/F IRC and the DE IRC. The Joint IRC currently meets regularly six (6) times per year. The Joint IRC held six (6) meetings during the fiscal year ended October 31, 2014.
The DE IRC currently consists of five (5) Independent Trustees. The following Trustees serve as members of the DE IRC: Ms. Baldwin, and Messrs. Drotch, Jones, Obermeyer, and Vincent. Ms. Baldwin currently serves as the Chairperson of the DE IRC. The DE IRC currently meets regularly six (6) times per year. The DE IRC held six (6) meetings during the fiscal year ended October 31, 2014.
The I/B/F IRC currently consists of five (5) Independent Trustees and one (1) Interested Trustee. The following Trustees serve as members of the I/B/F IRC: Dr. DePrince, Mses. Chadwick and Pressler, and Messrs. Boyer, Kenny, and Mathews. Ms. Chadwick currently serves as the Chairperson of the I/B/F IRC. The I/B/F IRC currently meets regularly six (6) times per year. The I/B/F IRC held six (6) meetings during the fiscal year ended October 31, 2014. The DE IRC and the I/B/F IRC held one (1) joint meeting during the fiscal year ended October 31, 2014.
Nominating and Governance Committee. The Board has established a Nominating and Governance Committee for the purpose of, among other things: (i) identifying and recommending to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board; (ii) reviewing workload and capabilities of Independent Trustees and recommending changes to the size or composition of the Board, as necessary; (iii) monitoring regulatory developments and recommending modifications to the Committee’s responsibilities; (iv) considering and, if appropriate, recommending the creation of additional committees or changes to Trustee policies and procedures based on rule changes and “best practices” in corporate governance; (v) conducting an annual review of the membership and chairpersons of all Board committees and of practices relating to such membership and chairpersons; (vi) undertaking a periodic study of compensation
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paid to independent board members of investment companies and making recommendations for any compensation changes for the Independent Trustees; (vii) overseeing the Board’s annual self-evaluation process; (viii) developing (with assistance from management) an annual meeting calendar for the Board and its committees; and (ix) overseeing actions to facilitate attendance by Independent Trustees at relevant educational seminars and similar programs.
In evaluating potential candidates to fill Independent Trustee vacancies on the Board, the Nominating and Governance Committee will consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination. The Nominating and Governance Committee will consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews nominees that it identifies as potential candidates. A shareholder nominee for Trustee should be submitted in writing to the Trust’s Secretary at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034. Any such shareholder nomination should include at least the following information as to each individual proposed for nominations as Trustee: such person’s written consent to be named in a proxy statement as a nominee (if nominated) and to serve as a Trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of Trustees, or is otherwise required, in each case under applicable federal securities laws, rules, and regulations, including such information as the Board may reasonably deem necessary to satisfy its oversight and due diligence duties.
The Secretary shall submit all nominations received in a timely manner to the Nominating and Governance Committee. To be timely in connection with a shareholder meeting to elect Trustees, any such submission must be delivered to the Trust’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either the disclosure in a press release or in a document publicly filed by the Trust with the SEC.
The Nominating and Governance Committee currently consists of six (6) Independent Trustees. The following Trustees serve as members of the Nominating and Governance Committee: Mses. Baldwin and Chadwick, and Messrs. Boyer, Drotch, Jones, and Kenny. Mr. Kenny currently serves as the Chairperson of the Nominating and Governance Committee. The Nominating and Governance Committee typically meets three (3) times per year and on an as-needed basis. The Nominating and Governance Committee held six (6) meetings during the fiscal year ended October 31, 2014.
The Board’s Risk Oversight Role
The day-to-day management of various risks relating to the administration and operation of the Trust and each Fund is the responsibility of management and other service providers retained by the Board or by management, most of whom employ professional personnel who have risk management responsibilities. The Board oversees this risk management function consistent with and as part of its oversight duties. The Board performs this risk management oversight function directly and, with respect to various matters, through its committees. The following description provides an overview of many, but not all, aspects of the Board’s oversight of risk management for each Fund. In this connection, the Board has been advised that it is not practicable to identify all of the risks that may impact each Fund or to develop procedures or controls that are designed to eliminate all such risk exposures, and that applicable securities law regulations do not contemplate that all such risks be identified and addressed.
The Board, working with management personnel and other service providers, has endeavored to identify the primary risks that confront each Fund. In general, these risks include, among others: (i) investment risks; (ii) credit risks; (iii) liquidity risks; (iv) valuation risks; (v) operational risks; (vi) reputational risks; (vii) regulatory risks; (viii) risks related to potential legislative changes; and (ix) the risk of conflicts of interest affecting Voya affiliates in managing each Fund. The Board has adopted and periodically reviews various policies and procedures that are designed to address these and other risks confronting each Fund. In addition, many service providers to each Fund have adopted their own policies, procedures, and controls designed to address particular risks to each Fund. The Board and persons retained to render advice and service to the Board periodically review and/or monitor changes to, and developments relating to, the effectiveness of these policies and procedures.
The Board oversees risk management activities in part through receipt and review by the Board or its committees of regular and special reports, presentations and other information from Officers of the Trust, including the CCOs for the Trust and the Adviser and the Trust’s Chief Investment Risk Officer (“CIRO”), and from other service providers. For example, management personnel and the other persons make regular reports and presentations to: (i) the Compliance Committee regarding compliance with regulatory requirements; (ii) the Investment Review Committees regarding investment activities and strategies that may pose particular risks; (iii) the Audit Committee with respect to financial reporting controls and internal audit activities; (iv) the Nominating and Governance Committee regarding corporate governance and best practice developments; and (v) the Contracts Committee regarding regulatory and related developments that might impact the retention of service providers to the Trust. The CIRO oversees an Investment Risk Department (“IRD”) that provides an independent source of analysis and research for Board members in connection with their oversight of the investment process and performance of portfolio managers. Among its other duties, the IRD seeks to identify and, where practicable, measure the investment risks being taken by each Fund’s portfolio managers. Although the IRD works closely with management of the Trust in performing its duties, the CIRO is directly accountable to, and maintains an ongoing dialogue with, the Independent Trustees.
Qualifications of the Trustees
The Board believes that each of its Trustees is qualified to serve as a Trustee of the Trust. based on its review of the experience, qualifications, attributes, and skills of each Trustee. The Board bases this conclusion on its consideration of various criteria, no one of which is controlling. Among others, the Board has considered the following factors with respect to each Trustee: strong character and high integrity; an ability to review, evaluate, analyze, and discuss information provided; the ability to exercise effective business judgment in protecting shareholder
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interests while taking into account different points of views; a background in financial, investment, accounting, business, regulatory, or other skills that would be relevant to the performance of a Trustee's duties; the ability and willingness to commit the time necessary to perform his or her duties; and the ability to work in a collegial manner with other Board members. Each Trustee's ability to perform his or her duties effectively is evidenced by his or her: experience in the investment management business; related consulting experience; other professional experience; experience serving on the boards of directors/trustees of other public companies; educational background and professional training; prior experience serving on the Board, as well as the boards of other investment companies in the Voya family of funds and/or of other investment companies; and experience as attendees or participants in conferences and seminars that are focused on investment company matters and/or duties that are specific to board members of registered investment companies.
Information indicating certain of the specific experience and qualifications of each Trustee relevant to the Board’s belief that the Trustee should serve in this capacity is provided in the table above that provides information about each Trustee. That table includes, for each Trustee, positions held with the Trust, the length of such service, principal occupations during the past five (5) years, the number of series within the Voya family of funds for which the Trustee serves as a Board member, and certain directorships held during the past five (5) years. Set forth below are certain additional specific experiences, qualifications, attributes, or skills that the Board believes support a conclusion that each Trustee should serve as a Board member in light of the Trust’s business and structure.
Colleen D. Baldwin has been a Trustee of the Trust and a board member of other investment companies in the Voya family of funds since 2007. She also has served as the Chairperson of the Trust’s DE IRC since January 23, 2014 and, prior to that, as the Chairperson of the Trust’s Nominating and Governance Committee since 2009. Ms. Baldwin is currently an Independent Board Director of DSM/Dentaquest and is a member of its Audit and Finance/Investment Review Committees. Ms. Baldwin has been President of Glantuam Partners, LLC, a business consulting firm, since 2009. Prior to that, she served in senior positions at the following financial services firms: Chief Operating Officer for Ivy Asset Management, Inc. (2002-2004), a hedge fund manager; Chief Operating Officer and Head of Global Business and Product Development for AIG Global Investment Group (1995-2002), a global investment management firm; Senior Vice President at Bankers Trust Company (1994-1995); and Senior Managing Director at J.P. Morgan & Company (1987-1994). Ms. Baldwin began her career in 1981 at AT&T/Bell Labs as a systems analyst. Ms. Baldwin holds a B.S. from Fordham University and an M.B.A. from Pace University.
John V. Boyer has been a Trustee of the Trust and a board member of other investment companies in the Voya family of funds since 2005. He also has served as the Chairperson of the Trust’s Board of Trustees since January 22, 2014 and, prior to that, as the Chairperson of the Trust’s I/B/F IRC since 2006. Prior to that, he served as the Chairperson of the Compliance Committee for other funds in the Voya family of funds. Since 2008, Mr. Boyer has been President and CEO of the Bechtler Arts Foundation for which, among his other duties, Mr. Boyer oversees all fiduciary aspects of the Foundation and assists in the oversight of the Foundation’s endowment fund. Previously, he served as President and Chief Executive Officer of the Franklin and Eleanor Roosevelt Institute (2006-2007) and as Executive Director of The Mark Twain House & Museum (1989-2006) where he was responsible for overseeing business operations, including endowment funds. He also served as a board member of certain predecessor mutual funds of the Voya family of funds (1997-2005). Mr. Boyer holds a B.A. from the University of California, Santa Barbara and an M.F.A. from Princeton University.
Patricia W. Chadwick has been a Trustee of the Trust and a board member of other investment companies in the Voya family of funds since 2006. She also has served as the Chairperson of the Trust’s I/B/F IRC since January 23, 2014 and, prior to that, as the Chairperson of the Trust’s DE IRC since 2007. Since 2000, Ms. Chadwick has been the Founder and President of Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy. She also is a director of The Royce Funds (since 2009), Wisconsin Energy Corp. (since 2006), and AMICA Mutual Insurance Company (since 1992). Previously, she served in senior roles at several major financial services firms where her duties included the management of corporate pension funds, endowments, and foundations, as well as management responsibilities for an asset management business. Ms. Chadwick holds a B.A. from Boston University and is a Chartered Financial Analyst.
Albert E. DePrince, Jr. has been a Trustee of the Trust since May 21, 2013, and a board member of other investment companies in the Voya family of funds since 1998. Dr. DePrince was a professor of Economics and Finance at Middle Tennessee State University since 1991, and retired in July, 2014. He continued to hold a position with the university under a post-retirement contract until December 31, 2014. Prior to joining the faculty at Middle Tennessee State University, Dr. DePrince served in various business positions, including 12 years at Marine Midland Bank in New York City, where he held the positions of Chief Economist and Senior Vice President, and nine years as an economist with the Federal Reserve Bank of New York. Dr. DePrince holds a B.A. in Economics from Bucknell University, an M.A. in Economics from the University of Michigan, and a Ph.D. in Economics from New York University. Dr. DePrince also served as Director at the Business and Economic Research Center at Middle Tennessee State University from 1999 to 2002. He has presented research papers at numerous academic conferences and has published numerous scholarly papers and journal articles in the areas of financial markets, financial institutions, investment strategies, and commercial bank performance.
Peter S. Drotch has been a Trustee of the Trust and a board member of other investment companies in the Voya family of funds since 2007. He has also served as the Chairperson of the the Trust’s Audit Committee since January 1, 2015.Prior to his retirement in 2000, he was a partner at the accounting firm of PricewaterhouseCoopers LLP, where he was the leader of the firm’s U.S. Investment Management practice group and a member of its global leadership team where he acquired extensive experience with respect to audits and other financial matters relating to registered investment companies. Since his retirement, he also has served on the boards of registered investment companies in other fund complexes (the State Street Research Funds and BlackRock Funds) from 2005 to 2007 and as a consultant with respect to investment company regulatory compliance matters. Mr. Drotch is also a Director of First Marblehead Corporation (student loans), Tufts Health Plan (health insurance), and a Director of the University of Connecticut Foundation, Inc. Mr. Drotch holds a B.S. from the University of Connecticut and is a retired Certified Public Accountant.
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Russell H. Jones has been a Trustee of the Trust since May 21, 2013, and a board member of other investment companies in the Voya family of funds since December 2007. He also has served as the Chairperson of the Trust’s Compliance Committee since January 23, 2014. From 1973 until his retirement in 2008, Mr. Jones served in various positions at Kaman Corporation, an aerospace and industrial distribution manufacturer, including Senior Vice President, Chief Investment Officer and Treasurer, Principal Investor Relations Officer, Principal Public Relations Officer and Corporate Parent Treasurer. Mr. Jones served as an Independent Director and Chair of the Contracts Committee for CIGNA Mutual Funds from 1995 until 2005. Mr. Jones also served as President of the Hartford Area Business Economists from 1986 until 1987. Mr. Jones holds a B.A. from the University of Connecticut and an M.A. from the Hartford Seminary.
Patrick W. Kenny has been a Trustee of the Trust and a board member of other investment companies in the Voya family of funds since 2005. He also has served as the Chairperson of the Trust’s Nominating and Governance Committee since January 23, 2014 and, prior to that, as the Chairperson of the Trust’s Compliance Committee since 2006. He previously served as President and Chief Executive Officer (2001-2009) of the International Insurance Society (insurance trade association), Executive Vice President (1998-2001) of Frontier Insurance Group (property and casualty insurance company), Senior Vice President (1995-1998) of SS&C Technologies (software and technology company), Chief Financial Officer (1988-1994) of Aetna Life & Casualty Company (multi-line insurance company), and as Partner (until 1988) of KPMG LLP (accounting firm). Mr. Kenny currently serves (since 2004) on the board of directors of Assured Guaranty Ltd. (provider of financial guaranty insurance) and previously served on the boards of Odyssey Re Holdings Corporation (multi-line reinsurance company) (2006-2009) and of certain predecessor mutual funds of the Voya family of funds (2002-2005). Mr. Kenny holds a B.B.A. from the University of Notre Dame and an M.A. from the University of Missouri and is a Certified Public Accountant.
Shaun P. Mathews has been a Trustee of the Trust and a board member of other investment companies in the Voya family of funds since 2007. He also is President and Chief Executive Officer of Voya Investments, LLC (2006 to present). Mr. Mathews previously served as President of Voya Mutual Funds and Investment Products (2004-2006) and several other senior management positions in various aspects of the financial services business.
Joseph E. Obermeyer has been a Trustee of the Trust since May 21, 2013, and a board member of other investment companies in the Voya family of funds since 2003. He also has served as the Chairperson of the Trust’s Joint IRC since January 23, 2014. Mr. Obermeyer is the founder and President of Obermeyer & Associates, Inc., a provider of financial and economic consulting services since 1999. Prior to founding Obermeyer & Associates, Mr. Obermeyer had more than 15 years of experience in accounting, including serving as a Senior Manager at Arthur Andersen LLP from 1995 until 1999. Previously, Mr. Obermeyer served as a Senior Manager at Coopers & Lybrand LLP from 1993 until 1995, as a Manager at Price Waterhouse from 1988 until 1993, Second Vice President from 1985 until 1988 at Smith Barney, and as a consultant with Arthur Andersen & Co. from 1984 until 1985. Mr. Obermeyer holds a B.A. in Business Administration from the University of Cincinnati, an M.B.A. from Indiana University, and post graduate certificates from the University of Tilburg and INSEAD.
Sheryl K. Pressler has been a Trustee of the Trust and a board member of other investment companies in the Voya family of funds since 2006. She also has served as the Chairperson of both the Trust’s Contracts Committee and Contracts Sub-Committee since 2007 and January 23, 2014, respectively. Ms. Pressler has served as a consultant on financial matters since 2001. Previously, she held various senior positions involving financial services, including as Chief Executive Officer (2000-2001) of Lend Lease Real Estate Investments, Inc. (real estate investment management and mortgage servicing firm), Chief Investment Officer (1994-2000) of California Public Employees’ Retirement System (state pension fund), Director of Stillwater Mining Company (May 2002 – May 2013), and Director of Retirement Funds Management (1981-1994) of McDonnell Douglas Corporation (aircraft manufacturer). Ms. Pressler holds a B.A. from Webster University and an M.B.A. from Washington University.
Roger B. Vincent has been a Trustee of the Trust and a board member of other investment companies in the Voya family of funds since 2002. He also has served as the Chairperson of the Trust’s Board of Trustees from 2007 – January 21, 2014 and, prior to that, as the Chairperson of the Trust’s Contracts Committee and the DE IRC. Mr. Vincent previously served as the Chairperson of the Contracts Committee and the DE IRC with respect to other funds in the Voya family of funds. Mr. Vincent retired as President of Springwell Corporation (a corporate finance firm) in 2011 where he had worked since 1989. He is a Director of UGI Corporation and UGI Utilities, Inc. (since 2006). He previously worked for 20 years at Bankers Trust Company where he was a Managing Director and a member of the bank’s senior executive partnership. He also previously served as a Director of AmeriGas Partners, L.P. (1998-2006), Tatham Offshore, Inc. (1996-2000), and Petrolane, Inc. (1993-1995), and as a board member of certain predecessor funds of the Voya family of funds (1993-2002). Mr. Vincent is a member of the board of the Mutual Fund Directors Forum and a past Director of the National Association of Corporate Directors. Mr. Vincent holds a B.S. from Yale University and an M.B.A. from Harvard University.
Trustee Ownership of Securities
In order to further align the interests of the Independent Trustees with shareholders, it is the policy of the Board for Independent Trustees to own, beneficially, shares of one or more funds in the Voya family of funds at all times (“Ownership Policy”). For this purpose, beneficial ownership of shares of a Voya fund include, in addition to direct ownership of Voya fund shares, ownership of a variable contract whose proceeds are invested in a Voya fund within the Voya family of funds, as well as deferred compensation payments under the Board’s deferred compensation arrangements pursuant to which the future value of such payments is based on the notional value of designated funds within the Voya family of funds.
Prior to May 22, 2014, under this Ownership Policy, the initial value of investments in the Voya family of funds that Trustees were required to beneficially own must have been equal to at least $100,000. On May 22, 2014, the Board amended the Ownership Policy to increase the initial value of investments that a Trustee must own in the Voya family of funds to $230,000.
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On January 22, 2015, the Board again amended the Ownership Policy (the “Amended Ownership Policy”) to require the initial value of investments in the Voya family of funds that are directly or indirectly owned by the Trustees to equal or exceed the annual retainer fee for Board services (excluding any annual retainers for service as chairpersons of the Board or its committees or as members of committees), as such retainer shall be adjusted from time to time.
The Amended Ownership Policy provides that existing Trustees shall have a reasonable amount of time from the date of any recent or future increase in the minimum ownership requirements in order to satisfy the minimum share ownership requirements. In addition, the Amended Ownership Policy provides that a new Trustee shall satisfy the minimum share ownership requirements within a reasonable time of becoming a Trustee. For purposes of the Amended Ownership Policy, a reasonable period of time will be deemed to be, as applicable, no more than three years after a Trustee has assumed that position with the Voya family of funds or no more than one year after an increase in the minimum share ownership requirement due to changes in annual Board retainer fees. A decline in value of any fund investments will not cause a Trustee to have to make any additional investments under this Policy.
As of December 31, 2014, all Independent Trustees were in compliance with the Ownership Policy.
Investment in mutual funds of the Voya family of funds by the Trustees pursuant to this Ownership Policy are subject to: (i) policies, applied by the mutual funds of the Voya family of funds to other similar investors, that are designed to prevent inappropriate market timing trading practices; and (ii) any provisions of the Code of Ethics for the Voya family of funds that otherwise apply to the Trustees.
Trustees' Fund Equity Ownership Positions
The following table sets forth information regarding each Trustee's ownership of equity securities of each Fund and the aggregate holdings of shares of equity securities of all the funds in the Voya family of funds for the calendar year ended December 31, 2014.
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Fund	Dollar Range of Equity Securities in each Fund as of December 31, 2014
	Colleen D. Baldwin	John V. Boyer	Patricia W. Chadwick	Albert E. DePrince, Jr.	Peter S. Drotch
Voya Diversified Emerging Markets Debt	None	None	None	None	None
Voya Diversified International	None	None	None	None	None
Voya Global Perspectives	None	None	None	None	None
Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in the Voya family of funds	Over $100,000[1]	Over $100,000 Over $100,000[1]	Over $100,000	Over $100,000[1]	Over $100,000

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Fund	Dollar Range of Equity Securities in each Fund as of December 31, 2014
	Russell H. Jones	Patrick W. Kenny	Shaun P. Mathews	Joseph E. Obermeyer	Sheryl K. Pressler	Roger B. Vincent
Voya Diversified Emerging Markets Debt	None	None	None	None	None	None
Voya Diversified International	None	None	None	None	None	None
Voya Global Perspectives	None	None	None	None	None	None
Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in the Voya family of funds	Over $100,000[1]	Over $100,000 Over $100,000[1]	Over $100,000 Over $100,000[1]	Over $100,000[1]	Over $100,000[1]	Over $100,000 Over $100,000[1]
1	Includes the value of shares in which a Trustee has an indirect interest through a deferred compensation plan and/or a 401(K) plan.
Independent Trustee Ownership of Securities of the Adviser, Underwriter, and their Affiliates
The following table sets forth information regarding each Independent Trustee's (and his/her immediate family members) share ownership in securities of each Fund’s Adviser or Principal Underwriter, and the ownership of securities in an entity controlling, controlled by or under common control with the Adviser or Principal Underwriter of each Fund (not including registered investment companies) as of December 31, 2014.
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10
Name of Trustee	Name of Owners and Relationship to Trustee	Company	Title of Class	Value of Securities	Percentage of Class
Colleen D. Baldwin	N/A	N/A	N/A	N/A	N/A
John V. Boyer	N/A	N/A	N/A	N/A	N/A
Patricia W. Chadwick	N/A	N/A	N/A	N/A	N/A
Albert E. DePrince, Jr.	N/A	N/A	N/A	N/A	N/A
Peter S. Drotch	N/A	N/A	N/A	N/A	N/A
Russell H. Jones	N/A	N/A	N/A	N/A	N/A
Patrick W. Kenny	N/A	N/A	N/A	N/A	N/A
Joseph Obermeyer	N/A	N/A	N/A	N/A	N/A
Sheryl K. Pressler	N/A	N/A	N/A	N/A	N/A
Roger B. Vincent	N/A	N/A	N/A	N/A	N/A
Trustee Compensation
Each Trustee is reimbursed for reasonable expenses incurred in connection with each meeting of the Board or any of its Committee meetings attended. Each Independent Trustee is compensated for his or her services, on a quarterly basis, according to a fee schedule adopted by the Board. The Board may from time to time designate other meetings as subject to compensation.
Effective January 1, 2015, each Fund pays each Trustee who is not an interested person of the Fund his or her pro rata share, as described below, of: (i) an annual retainer of $250,000; (ii) Mr. Boyer, as the Chairperson of the Board, receives an additional annual retainer of $100,000; (iii) Mses. Baldwin, Chadwick, and Pressler and Messrs. Drotch, Jones, Kenny, and Obermeyer as the Chairpersons of Committees of the Board, each receive an additional annual retainer of $30,000 $30,000 $65,000 $25,000 $25,000, $25,000 and $30,000, respectively; (iv) $10,000 per attendance at any of the regularly scheduled meetings (four (4) quarterly meetings, two (2) auxiliary meetings, and two (2) annual contract review meetings); and (v) out-of-pocket expenses. The Board at its discretion may from time to time designate other special meetings as subject to an attendance fee in the amount of $5,000 for in-person meetings and $2,500 for special telephonic meetings.
Prior to January 1, 2015, each Fund paid each Trustee who was not an interested person of the Fund his or her pro rata share, as described below, of: (i) an annual retainer of $230,000; (ii) Mr. Boyer, as the Chairperson of the Board, received an additional annual retainer of $100,000; (iii) Mses. Baldwin, Chadwick, and Pressler and Messrs. J. Michael Earley (former Board member, retired December 31, 2014), Jones, Kenny, and Obermeyer as the Chairpersons of Committees of the Board, each received an additional annual retainer of $30,000, $30,000, $65,000, $25,000, $25,000, $25,000, and $30,000, respectively; (iv) $10,000 per attendance at any of the regularly scheduled meetings (four (4) quarterly meetings, two (2) auxiliary meetings, and two (2) annual contract review meetings); and (v) out-of-pocket expenses. The Board at its discretion could from time to time designate other special meetings as subject to an attendance fee in the amount of $5,000 for in-person meetings and $2,500 for special telephonic meetings.
The pro rata share paid by each Fund is based on each Fund’s average net assets as a percentage of the average net assets of all the funds managed by the adviser or its affiliate for which the Trustees serve in common as Trustees.
Future Compensation Payment
Certain future payment arrangements were in place prior to May 21, 2013.  More particularly, each non-interested Trustee, with the exception of Dr. DePrince and Messrs.  Jones, and Obermeyer, who was a Trustee on or before May 9, 2007, and who will have served as a non-interested Trustee for five or more years for one or more funds in the Voya family of funds is entitled to a future payment (“Future Payment”), if such Trustee:  (i) retires in accordance with the Board’s retirement policy; (ii) dies; or (iii) becomes disabled.  The Future Payment shall be made promptly to, as applicable, the Trustee or the Trustee’s estate, in an amount equal to two (2) times the annual compensation payable to such Trustee, as in effect at the time of his or her retirement, death or disability if the Trustee had served as Trustee for at least five years as of May 9, 2007, or in a lesser amount calculated based on the proportion of time served by such Trustee (as compared to five years) as of May 9, 2007.  The annual compensation determination shall be based upon the annual Board membership retainer fee in effect at the time of that Trustee’s retirement, death or disability (but not any separate annual retainer fees for chairpersons of committees and of the Board), provided that the annual compensation used for this purpose shall not exceed the annual retainer fees as of May 9, 2007.  This amount shall be paid by the Voya fund or Voya funds on whose Board the Trustee was serving at the time of his or her retirement, death, or disability.  Each applicable Trustee may elect to receive payment of his or her benefit in a lump sum or in three substantially equal payments.
Compensation Table
The following table sets forth information provided by each Fund’s Adviser regarding compensation of Trustees by each Fund and other funds managed by the Adviser and its affiliates for the fiscal year ended October 31, 2014. Officers of the Trust and Trustees who are interested persons of the Trust do not receive any compensation from the Trust or any other funds managed by the Adviser or its affiliates.
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6
Fund	Aggregate Compensation
	Colleen D. Baldwin[1]	John V. Boyer[1]	Patricia W. Chadwick	Albert E. DePrince, Jr.	Peter S. Drotch	J. Michael Earley[2]
Voya Diversified Emerging Markets Debt	$3.18	$3.65	$3.19	$2.93	$2.73	$3.13
Voya Diversified International	$252.10	$288.31	$253.29	$232.19	$214.98	$247.86
Voya Global Perspectives	$46.07	$53.83	$46.18	$42.40	$41.04	$45.40
Pension or Retirement Benefits Accrued as Part of Fund Expenses	N/A	N/A	N/A	N/A	N/A	N/A
Estimated Annual Benefits Upon Retirement	N/A	N/A	N/A	N/A	N/A	N/A
Total Compensation from the Fund and the Voya familiy of funds Paid to Trustees	$358,430.55	$411,361.11	$360,000.00	$330,000.00	$307,500.00	$352,500.00

6
Fund	Aggregate Compensation
	Russell H. Jones[1]	Patrick W. Kenny[1]	Joseph E. Obermeyer[1]	Sheryl K. Pressler	Roger B. Vincent
Voya Diversified Emerging Markets Debt	$3.08	$3.15	$3.11	$3.50	$3.13
Voya Diversified International	$243.85	$249.77	$246.19	$277.90	$249.66
Voya Global Perspectives	$45.02	$45.55	$45.54	$50.59	$43.90
Pension or Retirement Benefits Accrued as Part of Fund Expenses	N/A	N/A	N/A	N/A	N/A
Estimated Annual Benefits Upon Retirement	N/A	N/A	N/A	N/A	N/A
Total Compensation from the Fund and the Voya familiy of funds Paid to Trustees	$347,152.78	$355,000.00	$350,583.33	$395,000.00	$353,055.56
1	During the fiscal year ended October 31, 2014, Ms. Baldwin, and Messrs. Boyer, Jones, Kenny, and Obermeyer deferred $25,000, $20,000, $69,250, $88,750, and $19,250, respectively, of their compensation from the Voya family of funds.
2	Mr. Earley retired as a Trustee effective December 31, 2014.
CODE OF ETHICS
Each Fund, the Adviser, the Sub-Adviser, and the Distributor have adopted a code of ethics (“Code of Ethics”) governing personal trading activities of all Trustees, Officers of the Trust and persons who, in connection with their regular functions, play a role in the recommendation of or obtain information pertaining to any purchase or sale of a security by each Fund. The Code of Ethics is intended to prohibit fraud against a Fund that may arise from the personal trading of securities that may be purchased or held by that Fund or of the Fund’s shares. The Code of Ethics prohibits short-term trading of a Fund’s shares by persons subject to the Code of Ethics. Personal trading is permitted by such persons subject to certain restrictions; however, such persons are generally required to pre-clear all security transactions with each Fund’s Administrator and to report all transactions on a regular basis.
PRINCIPAL SHAREHOLDERS AND CONTROL PERSONS
Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. A control person may have a significant impact on matters submitted to a shareholder vote.
The following may be deemed control persons of certain Funds:
Voya Institutional Trust Company, a Connecticut corporation, is an indirect, wholly-owned subsidiary of Voya Financial, Inc. As of the date of this SAI, Voya Financial, Inc. is a subsidiary of ING Groep.
Voya Investment Management Co. LLC, a Delaware limited liability company, is an indirect, wholly-owned subsidiary of Voya Financial, Inc. As of the date of this SAI, Voya Financial, Inc. is a subsidiary of ING Groep.
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Trustee Holdings
As of February 2, 2015, the Trustees and officers of the Trust as a group owned less than 1% of any class of each Fund’s outstanding shares.
Principal Shareholders
As of February 2, 2015, to the best knowledge of management, no person owned beneficially or of-record more than 5% of the outstanding shares of any class of a Fund or more than 5% of the outstanding shares of any Fund addressed herein, except as set forth in the table below. The Trust has no knowledge as to whether all or any portion of shares owned of-record are also owned beneficially.
51
Name of Fund	Class	Name and Address	Percentage of Class	Percentage of Fund
Voya Diversified Emerging Markets Debt	Class A	Voya Investment Management Co LLC Attn: Robby Presser 230 Park Ave 13th FL New York, NJ 10169	8.21%	96.15%
Voya Diversified Emerging Markets Debt	Class A	Larry L. Bumgarner PO Box 1538 Cary, NC 27512-1538	52.05%	1.82%
Voya Diversified Emerging Markets Debt	Class A	Eli B. Barber III & Azalee P. Barber JTWROS 3 Kimberly Ct Columbus, GA 31907-5440	7.72%	0.27%
Voya Diversified Emerging Markets Debt	Class A	BNYM I S Trust Co Cust Rollover IRA James Arnold PO Box 27495 Macon, GA 31221-7495	5.49%	0.19%
Voya Diversified Emerging Markets Debt	Class A	BNYM I S Trust Co Cust Rollover IRA Darryl C. Price 302 Dalton Ct Denville, NJ 07834-3465	6.78%	0.24%
Voya Diversified Emerging Markets Debt	Class A	BNYM I S Trust Co Cust Rollover IRA Juan Romon Martinez 5940 Shakertown Dr NW Apt K9 Canton, OH 44718-1795	14.02%	0.49%
Voya Diversified Emerging Markets Debt	Class C	Voya Investment Management Co LLC Attn: Robby Presser 230 Park Ave 13th FL New York, NJ 10169	30.67%	96.15%
Voya Diversified Emerging Markets Debt	Class C	Enderle Painting Inc. Attn: Steven R. Enderle 7804 NW Pampas LN Kansas City, MO 64152-1388	50.75%	0.47%
Voya Diversified Emerging Markets Debt	Class C	Steven R. Enderle TOD Shannon K. Tanner Subject to STA TOD Rules 7804 NW Pampas Ln Kansas City, MO 64152-1388	12.49%	0.12%
Voya Diversified Emerging Markets Debt	Class I	Voya Investment Management Co LLC Attn: Robby Presser 230 Park Ave 13th FL New York, NJ 10169	100.00%	96.15%
Voya Diversified Emerging Markets Debt	Class W	Voya Investment Management Co LLC Attn: Robby Presser 230 Park Ave 13th FL New York, NJ 10169	100.00%	96.15%
Voya Diversified International	Class A	National Financial Services LLC For Exclusive Benefit of Our Customers 499 Washington Blvd FL5 Jersey City, NJ 07310-2010	5.37%	4.54%
Voya Diversified International	Class A	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-00001	19.30%	13.93%
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Name of Fund	Class	Name and Address	Percentage of Class	Percentage of Fund
Voya Diversified International	Class A	MLPF & S For the Sole Benefit of the Customers Attn: Fund Administration 4800 Deer Lake Dr East 3rd FL Jacksonville, FL 32246-6484	5.51%	10.33%
Voya Diversified International	Class A	First Clearing, LLC 2801 Market Street Saint Louis, MO 63103	11.61%	15.60%
Voya Diversified International	Class A	Voya Institutional Trust Company 1 Orange Way Windsor, CT 06095-4773	8.22%	4.09%
Voya Diversified International	Class A	Raymond James Omnibus for Mutual Funds House Account Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716	5.76%	6.08%
Voya Diversified International	Class B	National Financial Services LLC For Exclusive Benefit of Our Customers 499 Washington Blvd FL5 Jersey City, NJ 07310-2010	14.16%	4.54%
Voya Diversified International	Class B	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-00001	12.00%	13.93%
Voya Diversified International	Class B	MLPF & S For the Sole Benefit of the Customers Attn: Fund Administration 4800 Deer Lake Dr East 3rd FL Jacksonville, FL 32246-6484	7.83%	10.33%
Voya Diversified International	Class B	First Clearing, LLC 2801 Market Street Saint Louis, MO 63103	20.35%	15.60%
Voya Diversified International	Class B	Morgan Sanley Smith Barney Harborside Financial Center Plaza 2 3rd FL Jersey City, NJ 07311	14.01%	6.97%
Voya Diversified International	Class C	UBS Financial Services Inc. Attn: Department Manager 499 Washington Blvd 9th FL Jersey City, NJ 07310-2055	6.11%	3.61%
Voya Diversified International	Class C	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-00001	10.92%	13.93%
Voya Diversified International	Class C	MLPF & S For the Sole Benefit of the Customers Attn: Fund Administration 4800 Deer Lake Dr East 3rd FL Jacksonville, FL 32246-6484	18.57%	10.33%
Voya Diversified International	Class C	First Clearing, LLC 2801 Market Street Saint Louis, MO 63103	18.37%	15.60%
Voya Diversified International	Class C	Morgan Sanley Smith Barney Harborside Financial Center Plaza 2 3rd FL Jersey City, NJ 07311	11.31%	6.97%
Voya Diversified International	Class C	Raymond James Omnibus for Mutual Funds House Account Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716	9.41%	6.08%
Voya Diversified International	Class C	LPL Financial Omnibus Customer Account Attn: Lindsay O'Toole 9785 Towne Centre Dr San Diego, CA 92121	6.07%	4.30%
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Name of Fund	Class	Name and Address	Percentage of Class	Percentage of Fund
Voya Diversified International	Class I	UBS Financial Services Inc. Attn: Department Manager 499 Washington Blvd 9th FL Jersey City, NJ 07310-2055	10.84%	3.61%
Voya Diversified International	Class I	MLPF & S For the Sole Benefit of the Customers Attn: Fund Administration 4800 Deer Lake Dr East 3rd FL Jacksonville, FL 32246-6484	24.28%	10.33%
Voya Diversified International	Class I	First Clearing, LLC 2801 Market Street Saint Louis, MO 63103	47.98%	15.60%
Voya Diversified International	Class I	Morgan Sanley Smith Barney Harborside Financial Center Plaza 2 3rd FL Jersey City, NJ 07311	14.69%	6.97%
Voya Diversified International	Class O	Capital One ShareBuilder Inc. For the Sole Benefit of its Customers Attn: Bob Miller Head of Broker/Opps 83 S King ST, Ste 700 Seattle, WA 98104-3852	100.00%	7.63%
Voya Diversified International	Class R	ING USA Annuity And Life Insurance Company 1475 Dunwoody DR West Chester, PA 19380-1478	100.00%	0.13%
Voya Diversified International	Class W	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-00001	53.01%	13.93%
Voya Diversified International	Class W	Raymond James Omnibus for Mutual Funds House Account Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716	29.52%	6.08%
Voya Diversified International	Class W	LPL Financial Omnibus Customer Account Attn: Lindsay O'Toole 9785 Towne Centre Dr San Diego, CA 92121	5.75%	4.30%
Voya Global Perspectives	Class A	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-00001	37.96%	21.96%
Voya Global Perspectives	Class A	Morgan Sanley Smith Barney Harborside Financial Center Plaza 2 3rd FL Jersey City, NJ 07311	6.81%	2.42%
Voya Global Perspectives	Class A	RBC Capital Markets LLC Mutual Fund Omnibus Processing Attn: Mutual Fund Ops Manager 60 S 6th St Minneapolis, MN 55402-4400	6.40%	1.64%
Voya Global Perspectives	Class A	LPL Financial Omnibus Customer Account Attn: Lindsay O'Toole 9785 Towne Centre Dr San Diego, CA 92121	7.83%	5.63%
Voya Global Perspectives	Class C	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-00001	30.78%	21.96%
Voya Global Perspectives	Class C	BNYM I S Trust Co Cust Rollover IRA Allen M. Hale, Jr. 5819 Nicholas Cir Amarillo, TX 79109-7456	5.11%	0.59%
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Name of Fund	Class	Name and Address	Percentage of Class	Percentage of Fund
Voya Global Perspectives	Class C	LPL Financial Omnibus Customer Account Attn: Lindsay O'Toole 9785 Towne Centre Dr San Diego, CA 92121	19.37%	5.63%
Voya Global Perspectives	Class I	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-00001	8.38%	21.96%
Voya Global Perspectives	Class I	Morgan Sanley Smith Barney Harborside Financial Center Plaza 2 3rd FL Jersey City, NJ 07311	41.30%	2.42%
Voya Global Perspectives	Class I	LPL Financial Omnibus Customer Account Attn: Lindsay O'Toole 9785 Towne Centre Dr San Diego, CA 92121	49.39%	5.63%
Voya Global Perspectives	Class R	Voya Institutional Trust Company 1 Orange Way Windsor, CT 06095-4773	99.79%	51.59%
Voya Global Perspectives	Class W	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-00001	82.72%	21.96%
Voya Global Perspectives	Class W	LPL Financial Omnibus Customer Account Attn: Lindsay O'Toole 9785 Towne Centre Dr San Diego, CA 92121	9.06%	5.63%
PROXY VOTING PROCEDURES AND GUIDELINES
The Board has adopted proxy voting procedures and guidelines to govern the voting of proxies relating to each Fund’s portfolio securities.
The procedures and guidelines provide that, under most circumstances, funds-of-funds, including each Fund, will “echo” vote their interests in Underlying Funds. This means that, if a Fund must vote on a proposal with respect to an Underlying Fund, the Fund will vote its interest in that Underlying Fund in the same proportion that all other shareholders in the Underlying Fund voted their interests. The effect of echo voting may be that a small number of shareholders may determine the outcome of a vote. The proxy voting procedures and guidelines delegate to the Adviser the authority to vote proxies relating to portfolio securities, and provide a method for responding to potential conflicts of interest. In delegating voting authority to the Adviser, the Board has also approved the Adviser’s proxy voting procedures, which require the Adviser to vote proxies in accordance with each Fund’s proxy voting procedures and guidelines. An independent proxy voting service has been retained to assist in the voting of Fund proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. In addition, the Compliance Committee oversees the implementation of each Fund’s proxy voting procedures and guidelines. A copy of the proxy voting procedures and guidelines of each Fund, including procedures of the Adviser, is attached hereto as Appendix B. No later than August 31st of each year, information regarding how each Fund voted proxies relating to portfolio securities for the one-year period ending June 30th is available online at www.voyainvestments.com or by accessing the SEC’s EDGAR database at www.sec.gov.
ADVISER
The investment adviser for each Fund is Voya Investments, LLC (“Voya Investments” or “Adviser”). The Adviser, subject to the authority of the Board, has the overall responsibility for the management of each Fund’s portfolio.
The Adviser is registered with the SEC as an investment adviser and serves as an investment adviser to registered investment companies (or series thereof). The Adviser is an indirect, wholly-owned subsidiary of Voya Financial, Inc. (formerly, ING U.S., Inc.). Voya Financial, Inc. is a U.S.-based financial institution with subsidiaries operating in the retirement, investment, and insurance industries. As of the date of this SAI, Voya Financial, Inc. is a subsidiary of ING Groep. ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance, and retirement services to over 85 million private, corporate, and institutional clients in more than 40 countries.
Investment Management Agreement
The Adviser serves pursuant to an investment management agreement (“Investment Management Agreement”) between the Adviser and the Trust on behalf of each Fund. Under the Investment Management Agreement, the Adviser oversees, subject to the authority of the Board, the provision of all investment advisory and portfolio management services for each Fund. The Adviser has delegated certain management responsibilities to one or more Sub-Advisers.
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Investment Management Services
Among other things, the Adviser (i) provides general investment advice and guidance with respect to each Fund and provides advice and guidance to each Fund’s Board; (ii) provides the Board with any periodic or special reviews or reporting it requests, including any reports regarding a Sub-Adviser and its investment performance; (iii) oversees management of each Fund’s investments and portfolio composition including supervising any Sub-Adviser with respect to the services that such Sub-Adviser provides; (iv) makes available its officers and employees to the Board and officers of the Trust; (v) designates and compensates from its own resources such personnel as the Adviser may consider necessary or appropriate to the performance of its services hereunder; (vi) periodically monitors and evaluates the performance of any Sub-Adviser with respect to the investment objectives and policies of each Fund and performs periodic detailed analysis and review of the Sub-Adviser’s investment performance; (vii) reviews, considers and reports on any changes in the personnel of the Sub-Adviser responsible for performing the Sub-Adviser’s obligations or any changes in the ownership or senior management of the Sub-Adviser; (viii) performs periodic in-person or telephonic diligence meetings with the Sub-Adviser; (ix) assists the Board and management of each Fund in developing and reviewing information with respect to the initial and subsequent annual approval of the Sub-Advisory Agreement; (x) monitors the Sub-Adviser for compliance with the investment objective or objectives, policies and restrictions of each Fund, the 1940 Act, Subchapter M of the Code, and, if applicable, regulations under these provisions, and other applicable law; (xi) if appropriate, analyzes and recommends for consideration by the Board termination of a contract with a Sub-Adviser; (xii) identifies potential successors to or replacements of a Sub-Adviser or potential additional Sub-Adviser, performs appropriate due diligence, and develops and presents recommendations to the Board; and (xiii) is authorized to exercise full investment discretion and make all determinations with respect to the day-to-day investment of a Fund’s assets and the purchase and sale of portfolio securities for one or more Funds in the event that at any time no sub-adviser is engaged to manage the assets of such Fund.
Limitation of Liability
The Adviser is not subject to liability to each Fund for any act or omission in the course of, or in connection with, rendering services under the Investment Management Agreement, except by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Investment Management Agreement.
Continuation and Termination of the Investment Management Agreement
After an initial term of two years, the Investment Management Agreement continues in effect from year to year with respect to each Fund so long as such continuance is specifically approved at least annually by: (i) the Board of Trustees; or (ii) the vote of a “majority” of a Fund’s outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act); and provided that such continuance is also approved by a vote of at least a majority of the Independent Trustees by a vote cast in person at a meeting called for the purpose of voting on such approval.
The Investment Management Agreement may be terminated as to a particular Fund at any time without penalty by (i) the vote of the Board; (ii) the vote of a majority of each Fund’s outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act) of that Fund; or (iii) the Adviser, on sixty (60) days’ prior written notice to the other party. The notice provided for herein may be waived by either party, as a single class, or upon notice given by the Adviser. The Investment Management Agreement will terminate automatically in the event of its “assignment” (as defined in Section 2(a)(4) of the 1940 Act).
Management Fees
The Adviser pays all of its expenses arising from the performance of its obligations under the Investment Management Agreement, including executive salaries and expenses of the Trustees and officers of the Trust who are employees of the Adviser or its affiliates, except the CCO and the CIRO. The Adviser pays the fees of the Sub-Adviser.
As compensation for its services, each Fund pays its Adviser, expressed as an annual rate, a fee equal to the following as a percentage of each Fund’s average daily net assets. The fee is accrued daily and paid monthly. The following table should be read in conjunction with the section below entitled “Contractual Management Fee Changes.”
3
Fund	Annual Advisory Fee
Voya Diversified Emerging Markets Debt	0.70% of the Fund’s average daily net assets.
Voya Diversified International	If the Fund invests in Underlying Funds: 0.00% of the Fund’s average daily net assets; and If the Fund invests in Direct Investments: 0.30% of the Fund’s average daily net assets.
Voya Global Perspectives	If the Fund invests in Underlying Funds: 0.10% of the Fund’s average daily net assets; and If the Fund invests in Direct Investments: 0.30% of the Fund’s average daily net assets.
“Underlying Funds” shall mean open-end investment companies registered under the 1940 Act within the Voya family of funds. The term “family of funds” shall have the same meaning as defined in Item 17 of Form N-1A, as it is currently defined in Form N-1A.
“Direct Investments” shall mean assets which are not Underlying Funds.
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Contractual Management Fee Changes
Prior to October 1, 2013, Voya Diversified International Fund did not pay a management fee.
Total Advisory Fees Paid by each Fund
During the past three fiscal years, each Fund paid the following investment management fees to its Adviser. “N/A” in the table indicates that, as the Fund was not in operation during the relevant fiscal year, no information is shown.
Voya Diversified Emerging Markets Debt Fund commenced operations on November 2, 2012. Voya Global Perspectives Fund commenced operations on March 28, 2013. The amounts shown for 2013 reflect the period from the commencement of operations through the end of the relevant fiscal period.
4
Fund	October 31,
	2014	2013	2012
Voya Diversified Emerging Markets Debt	$7,135	$6,912	N/A
Voya Diversified International	$40,312	$434	None
Voya Global Perspectives	$17,878	$1,782	N/A
EXPENSES
Each Fund’s assets may decrease or increase during its fiscal year and each Fund’s operating expense ratios may correspondingly increase or decrease.
In addition to the management fee and other fees described previously, each Fund pays other expenses, such as legal, audit, transfer agency and custodian out-of-pocket fees, proxy solicitation costs, and the compensation of Trustees who are not affiliated with the Adviser.
Certain expenses of each Fund are generally allocated to each Fund, and each class of each Fund, in proportion to its pro rata average net assets, provided that expenses that are specific to a class of a Fund may be charged directly to that class in accordance with the Trust’s Multiple Class Plan(s) pursuant to Rule 18f-3. However, any Rule 12b-1 Plan fees for each class of shares are charged proportionately only to the outstanding shares of that class.
Certain operating expenses shared by several Funds are generally allocated amongst those Funds based on average net assets.
In addition, each Fund may pay service fees to intermediaries such as brokers-dealers, financial advisers, or other financial institutions, including affiliates of the Adviser, for administration, sub-transfer agency, and other shareholder services associated with investors whose shares are held of record in omnibus accounts. These additional fees paid by each Fund to intermediaries may take two forms: (i) basis point payments on net assets; and/or (ii) fixed dollar amount payments per shareholder account. These may include payments for 401(K) sub-accounting services, networking fees, and omnibus account servicing fees.
EXPENSE LIMITATIONS
As described in the Prospectus, the Adviser, Distributor, and/or Sub-Adviser may have entered into one or more expense limitation agreements with each Fund pursuant to which they have agreed to waive or limit their fees. In connection with such an agreement, the Adviser, Distributor, or Sub-Adviser, as applicable, will assume expenses (excluding certain expenses as discussed below) so that the total annual ordinary operating expenses of a Fund do not exceed the amount specified in that Fund’s Prospectus.
Exclusions
Expense limitations do not extend to interest, taxes, other investment-related costs, leverage expenses (as defined below), extraordinary expenses such as litigation and expenses of the CCO and CIRO, other expenses not incurred in the ordinary course of each Fund’s business, and expenses of any counsel or other persons or services retained by the Independent Trustees. Leverage expenses shall mean fees, costs, and expenses incurred in connection with a Fund’s use of leverage (including, without limitation, expenses incurred by a Fund in creating, establishing, and maintaining leverage through borrowings or the issuance of preferred shares).
If an expense limitation is subject to recoupment (as indicated in the Prospectus), the Adviser, Distributor, or Sub-Adviser, as applicable, may recoup any expenses reimbursed within 36 months of the waiver or reimbursement if such recoupment can be achieved without exceeding the expense limit in effect at the time of the recoupment. The Adviser, Distributor, or Sub-Adviser, as applicable, will only be reimbursed for the fees waived or expenses assumed after the effective date of the expense limitation.
NET FUND FEES WAIVED AND/OR REIMBURSED
The table below shows the net fund expenses reimbursed, waived, and any recoupment, if applicable, by the Adviser, Administrator and Distributor for the last three fiscal years. “N/A” in the table indicates that, as the Fund was not in operation during the relevant fiscal year, no information is shown.
Voya Diversified Emerging Markets Debt Fund commenced operations on November 2, 2012. Voya Global Perspectives Fund commenced operations on March 28, 2013. The amounts shown for 2013 reflect the period from the commencement of operations through the end of the relevant fiscal period.
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4
Fund	October 31,
	2014	2013	2012
Voya Diversified Emerging Markets Debt	$(91,389)	$(173,142)	N/A
Voya Diversified International	$(187,428)	$(185,367)	$(244,615)
Voya Global Perspectives	$(123,512)	$(84,018)	N/A
SUB-ADVISER
The Adviser has engaged the services of one or more Sub-Advisers to provide sub-advisory services to each Fund and, pursuant to a Sub-Advisory Agreement, has delegated certain management responsibilities to a Sub-Adviser. The Adviser monitors and evaluates the performance of any Sub-Adviser.
A Sub-Adviser provides, subject to the supervision of the Board and Voya Investments, a continuous investment program for each Fund and determines the composition of the assets of each Fund, including determination of the purchase, retention, or sale of the securities, cash and other investments for the Fund, in accordance with the Fund’s investment objectives, policies and restrictions and applicable laws and regulations.
Limitation of Liability
A Sub-Adviser is not subject to liability to a Fund for any act or omission in the course of, or in connection with, rendering services under the Sub-Advisory Agreement, except by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Sub-Advisory Agreement.
Continuation and Termination of the Sub-Advisory Agreement
After an initial term of two years, the Sub-Advisory Agreement continues in effect from year-to-year so long as such continuance is specifically approved at least annually by: (i) the Board; or (ii) the vote of a “majority” of the Fund’s outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act); provided, that the continuance is also approved by a majority of the Independent Trustees by a vote cast in person at a meeting called for the purpose of voting on such approval.
The Sub-Advisory Agreement may be terminated as to a particular Fund without penalty upon sixty (60) days’ written notice by: (i) the Board; (ii) the majority vote of the outstanding voting securities of the relevant Fund; (iii) the Adviser; or (iv) the Sub-Adviser upon 60-90 days’ written notice, depending on the terms of the Sub-Advisory Agreement. The Sub-Advisory Agreement terminates automatically in the event of its assignment or in the event of the termination of the Investment Management Agreement.
Sub-Advisory Fees
The Sub-Adviser receives compensation from the Adviser at the annual rate of a specified percentage of each Fund’s average daily net assets, as indicated below. The fee is accrued daily and paid monthly. The Sub-Adviser pays all of its expenses arising from the performance of its obligations under the Sub-Advisory Agreement.
3
Fund	Sub-Adviser	Annual Sub-Advisory Fee
Voya Diversified Emerging Markets Debt	Voya Investment Management Co. LLC (“Voya IM”)	0.315% of the Fund’s average daily net assets.
Voya Diversified International	Voya IM	If the Fund invests in Underlying Funds:
0.030% on the first $500 million of the Fund’s average daily net assets;
0.025% on the next $500 million of the Fund’s average daily net assets;
0.020% on the next $1 billion of the Fund’s average daily net assets; and
0.010% of the Fund’s average daily net assets in excess of $2 billion; and
If the Fund invests in Direct Investments: 0.135% of the Fund’s average daily net assets.
Voya Global Perspectives	Voya IM	If the Fund invests in Underlying Funds: 0.045% of the Fund’s average daily net assets; and If the Fund invests in Direct Investments: 0.135% of the Fund’s average daily net assets.
“Underlying Funds” shall mean open-end investment companies registered under the 1940 Act within the Voya family of funds. The term “family of funds” shall have the same meaning as currently defined in Item 17 of Form N-1A.
“Direct Investments” shall mean assets which are not Underlying Funds.
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Total Sub-Advisory Fees Paid
The following table sets forth the sub-advisory fees paid by the Adviser for the last three fiscal years. “N/A” in the table indicates that, as the Fund was not in operation during the relevant fiscal year, no information is shown.
Voya Diversified Emerging Markets Debt Fund commenced operations on November 2, 2012. Voya Global Perspectives Fund commenced operations on March 28, 2013. The amounts shown for 2013 reflect the period from the commencement of operations through the end of the relevant fiscal period.
Prior to October 1, 2013, Voya Diversified International Fund was managed by a consultant and fees paid prior to that date were paid to the Consultant.
4
Fund	October 31,
	2014	2013	2012
Voya Diversified Emerging Markets Debt	$3,211	$3,111	N/A
Voya Diversified International	$36,130	$27,033	$32,403
Voya Global Perspectives	$8,045	$803	N/A
Portfolio Management
Other Accounts Managed
The following tables set forth the number of accounts and total assets in the accounts managed by each portfolio manager as of October 31, 2014:
Voya Diversified Emerging Markets Debt Fund
3
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Jean-Dominique Bütikofer, CFA	1	$1,071,450	0	$0	0	$0
Brian Timberlake, Ph.D., CFA	4	$956,713,590	1	$31,557,402	0	$0
Matthew Toms, CFA	10	$12,519,477,424	31	$8,710,864,257	42	$9,457,280,323
Voya Diversified International Fund
3
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Halvard Kvaale, CIMA	39	$15,697,505,971	122	$1,607,650,789	0	$0
Derek Sasveld, CFA	5	$9,888,991,285	0	$0	0	$0
Paul Zemsky, CFA[1]	48	$17,967,918,921	124	$2,792,728,600	0	$0
1	Two of these accounts with total assets of $1,185,077,831 have performance-based advisory fees.
Voya Global Perspectives Fund
2
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Karyn Cavanaugh, CFA	2	$238,765,742	0	$0	0	$0
Douglas Coté, CFA	2	$238,765,742	0	$0	0	$0
Potential Material Conflicts of Interest
A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to the Funds. These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs, and hedge funds. Potential conflicts may arise out of the implementation of differing investment strategies for the portfolio manager’s various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager’s accounts.
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A potential conflict of interest may arise as a result of the portfolio manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment.
A portfolio manager may also manage accounts whose objectives and policies differ from those of the Funds. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease, while a Fund maintained its position in that security.
A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees – the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance-based fee.
As part of its compliance program, Voya IM has adopted policies and procedures reasonably designed to address the potential conflicts of interest described above.
Finally, a potential conflict of interest may arise because the investment mandates for certain other accounts, such as hedge funds, may allow extensive use of short sales which, in theory, could allow them to enter into short positions in securities where other accounts hold long positions. Voya IM has policies and procedures reasonably designed to limit and monitor short sales by the other accounts to avoid harm to the Funds.
Compensation
Compensation consists of: (i) a fixed base salary; (ii) a bonus, which is based on Voya IM performance, one-, three-, and five-year pre-tax performance of the accounts the portfolio managers are primarily and jointly responsible for relative to account benchmarks, peer universe performance, and revenue growth and net cash flow growth (changes in the accounts’ net assets not attributable to changes in the value of the accounts’ investments) of the accounts they are responsible for; and (iii) long-term equity awards tied to the performance of our parent company, Voya Financial, Inc. and/or a notional investment in a pre-defined set of Voya IM sub-advised funds.
Portfolio managers are also eligible to receive an annual cash incentive award delivered in some combination of cash and a deferred award in the form of Voya stock. The overall design of the annual incentive plan was developed to tie pay to both performance and cash flows, structured in such a way as to drive performance and promote retention of top talent. As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators. Investment performance is measured on both relative and absolute performance in all areas.
The measures for each team are outlined on a “scorecard” that is reviewed on an annual basis. These scorecards measure investment performance versus benchmark and peer groups over one-, three-, and five-year periods; and year-to-date net cash flow (changes in the accounts’ net assets not attributable to changes in the value of the accounts’ investments) for all accounts managed by each team. The results for overall Voya IM scorecards are typically calculated on an asset weighted performance basis of the individual team scorecards.
Investment professionals’ performance measures for bonus determinations are weighted by 25% being attributable to the overall Voya IM performance and 75% attributable to their specific team results (65% investment performance, 5% net cash flow, and 5% revenue growth).
Voya IM's long-term incentive plan is designed to provide ownership-like incentives to reward continued employment and to link long-term compensation to the financial performance of the business. Based on job function, internal comparators and external market data, employees may be granted long-term awards. All senior investment professionals participate in the long-term compensation plan. Participants receive annual awards determined by the management committee based largely on investment performance and contribution to firm performance. Plan awards are based on the current year’s performance as defined by the Voya IM component of the annual incentive plan. Awards typically include a combination of performance shares, which vest ratably over a three-year period, and Voya restricted stock and/or a notional investment in a predefined set of Voya IM sub-advised funds, each subject to a three-year cliff-vesting schedule.
If a portfolio manager’s base salary compensation exceeds a particular threshold, he or she may participate in Voya’s deferred compensation plan. The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, Voya stock or at an annual fixed interest rate. Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.
For the Funds, Voya IM has defined the following indices as the benchmark indices for the investment team:
3
Fund	Portfolio Manager	Benchmark
Voya Diversified Emerging Markets Debt	Jean-Dominique Bütikofer, CFA, Brian Timberlake, Ph.D., CFA and Matthew Toms, CFA	J.P. Morgan Emerging Markets Bond Global Diversified Index
Voya Diversified International	Halvard Kvaale, CIMA, Derek Sasveld, CFA, and Paul Zemsky, CFA	MSCI All Country World Ex-U.S. Index
Voya Global Perspectives	Karyn Cavanaugh, CFA and Douglas Coté, CFA	S&P Target Risk Growth Index
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Ownership of Securities
The following tables show the dollar range of shares of the Funds owned by each portfolio manager as of October 31, 2014, including investments by his/her immediate family members and amounts invested through retirement and deferred compensation plans:
Voya Diversified Emerging Markets Debt Fund
3
Portfolio Manager	Dollar Range of Fund Shares Owned
Jean-Dominique Bütikofer, CFA	None
Brian Timberlake, Ph.D., CFA	None
Matthew Toms, CFA	None
Voya Diversified International Fund
3
Portfolio Manager	Dollar Range of Fund Shares Owned
Halvard Kvaale, CIMA	None
Derek Sasveld, CFA	None
Paul Zemsky, CFA	$10,001-$50,000
Voya Global Perspectives Fund
2
Portfolio Manager	Dollar Range of Fund Shares Owned
Karyn Cavanaugh, CFA	None
Douglas Coté, CFA	$50,001-$100,000
In addition to the investments shown in the table above, certain portfolio managers may be required to defer a portion of their compensation into an account that tracks the performance of investment options, including certain Voya mutual funds, chosen by the portfolio managers as part of their participation in Voya’s deferred compensation plan and other targeted compensation programs. This deferral will not cause any purchase or sale of Fund shares, but the NAV of the Fund shares will be used as a measurement mechanism for determining the cash amount to be paid under any vesting provisions when the portfolio manager realizes his/her compensation.
The information below shows how much a portfolio manager has allocated to an investment option that tracks the performance of the Fund he/she manages. The portfolio managers may have allocated a portion of their deferral to another investment option which tracks the performance of a fund that they do not manage. Only the amount that a portfolio manager has allocated to an investment option that tracks the performance of Funds that he/she manages is shown below as of October 31, 2014:
Voya Global Perspectives Fund
2
Portfolio Manager	Dollar Range of Fund Shares Owned Under Deferred Compensation
Karyn Cavanaugh, CFA	None
Douglas Coté, CFA	$50,001-$100,000
PRINCIPAL UNDERWRITER
Pursuant to the Distribution Agreement (“Distribution Agreement”), Voya Investments Distributor, LLC (the “Distributor”), an indirect, wholly-owned subsidiary of Voya Financial, Inc., serves as principal underwriter and distributor for each Fund. The Distributor’s principal offices are located at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034. Shares of each Fund are offered on a continuous basis. As principal underwriter, the Distributor has agreed to use its best efforts to distribute the shares of each Fund, although it is not obligated to sell any particular amount of shares.
The Distributor is responsible for all of its expenses in providing services pursuant to the Distribution Agreement, including the costs of printing and distributing prospectuses and SAIs for prospective shareholders and such other sales literature, reports, forms, advertising, and any other marketing efforts by the Distributor in connection with the distribution or sale of the shares. The Distributor does not receive compensation for providing services under the Distribution Agreement, but may be compensated or reimbursed for all or a portion of such expenses to the extent permitted under a Rule 12b-1 Plan.
The Distribution Agreement may be continued from year to year if approved annually by the Trustees or by a vote of a majority of the outstanding voting securities of each Fund and by a vote of a majority of the Trustees who are not “interested persons” of the Distributor, or the Trust, appearing in person at a meeting called for the purpose of approving such Agreement.
The Distribution Agreement terminates automatically upon assignment, and may be terminated at any time on sixty (60) days written notice by the Trustees or the Distributor or by vote of a majority of the outstanding voting securities of the Fund without the payment of any penalty.
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Commissions and Compensation Received by the Principal Underwriter
The following table shows all commissions and other compensation received by each Principal Underwriter, who is an affiliated person of each Fund or an affiliated person of that affiliated person, directly or indirectly, from each Fund during the most recent fiscal year:
3
Fund	Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
Voya Diversified Emerging Markets Debt	Voya Investments Distributor, LLC	$12.03	$0.00	$16.70	None
Voya Diversified International	Voya Investments Distributor, LLC	$1,889.15	$6.21	$461.58	None
Voya Global Perspectives	Voya Investments Distributor, LLC	$18,830.29	$70.71	$1,240.00	None
Sales Commissions and Dealer Reallowances – Class A Shares
In connection with the sale of Class A shares of each Fund, the Distributor may pay Authorized Dealers of record a sales commission as a percentage of the purchase price. At the discretion of the Distributor, all sales charges may at times be re-allowed to an Authorized Dealer. If 90% or more of the sales commission is re-allowed, such Authorized Dealer may be deemed to be an “underwriter” as that term is defined under the 1933 Act. The sales charge retained by the Distributor and the commissions re-allowed to selling dealers are not a Fund expense and have no effect on a Fund’s NAV.
In connection with the sale of Class A shares, the Distributor will re-allow to Authorized Dealers of record from the sales charge on such sales the following amounts:
Voya Diversified Emerging Markets Debt Fund
4
Dealers’ Reallowance as a Percentage of Offering Price
Amount of Transaction	Class A
$0 to $99,999	2.00%
$100,000 to $499,999	1.50%
$500,000 to $999,999	1.00%
$1 million and over	See below
Voya Diversified International Fund and Voya Global Perspectives Fund
6
Dealers’ Reallowance as a Percentage of Offering Price
Amount of Transaction	Class A
$0 to $49,000	4.75%
$50,000 to $99,999	4.00%
$100,000 to $249,999	3.00%
$250,000 to $499,999	2.25%
$500,000 to $999,999	2.00%
$1 million and over	See below
The Distributor may pay to Authorized Dealers out of its own assets commissions on shares sold in Class A, Class B, and Class C shares, at NAV, which at the time of investment would have been subject to the imposition of a CDSC if redeemed. There is no sales charge on purchases of $1,000,000 or more of Class A shares. However, such purchases may be subject to a CDSC, as disclosed in the Prospectus. The Distributor will pay Authorized Dealers of record commissions at the rate of 1.00% on purchases of $1,000,000 or more of Class A shares that are subject to a CDSC.
Also, the Distributor will pay, out of its own assets, a commission of 1.00% of the amount invested for purchases of Class A shares of less than $1 million by qualified retirement plans with 50 or more participants. In connection with qualified retirement plans that invest $1 million or more in Class A shares of the Funds, the Distributor will pay dealer compensation of 1.00% of the purchase price of the shares to the dealer from its own resources at the time of the initial investment.
The Distributor will pay, out of its own assets, a commission of 4.00% of the amount invested for purchases of Class B shares subject to a CDSC.
For purchases of Class C shares subject to a CDSC, the Distributor may pay out of its own assets, a commission of 1.00% of the amount invested of each Fund.
Sales Charges Received by the Distributor
The following tables show the sales charges received by the Distributor in connection with the sale of shares during the last three fiscal years. “N/A” in the table indicates that, as the Fund was not in operation during the relevant fiscal year, no information is shown.
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Voya Diversified Emerging Markets Debt Fund commenced operations on November 2, 2012. Voya Global Perspectives Fund commenced operations on March 28, 2013. The amounts shown for 2013 reflect the period from the commencement of operations through the end of the relevant fiscal period.
12
	Class A		Class B	Class C
Fund	Sales Charges before Dealer Reallowance	Sales Charges after Dealer Reallowance	Deferred Sales Charges	Deferred Sales Charges
2014
Voya Diversified Emerging Markets Debt	$12	None	None	None
Voya Diversified International	$1,889	None	None	$6
Voya Global Perspectives	$19,781	None	None	$71
2013
Voya Diversified Emerging Markets Debt	$3	None	None	None
Voya Diversified International	$1,897	None	None	$176
Voya Global Perspectives	$2,406	None	None	None
2012
Voya Diversified Emerging Markets Debt	N/A	N/A	N/A	N/A
Voya Diversified International	$2,742	None	None	$2,409
Voya Global Perspectives	N/A	N/A	N/A	N/A
Payments to Financial Intermediaries
The Adviser or the Distributor, out of its own resources and without additional cost to a Fund or its shareholders, may provide additional cash or non-cash compensation to financial intermediaries selling shares of a Fund, including affiliates of the Adviser and the Distributor. These amounts are in addition to the distribution payments made by a Fund under any distribution agreements. “Financial intermediary” includes any broker, dealer, bank (including bank trust departments), insurance company, transfer agent, registered investment adviser, financial planner, retirement plan administrator and any other financial intermediary having a selling, administrative and shareholder servicing or similar agreement with the Distributor or Adviser.
The benefits to the Distributor and the Adviser include, among other things, entry into or increased visibility in the financial intermediary's sales system, participation by the financial intermediary in the Distributor's marketing efforts (such as helping facilitate or providing financial assistance for conferences, seminars or other programs at which Voya personnel may make presentations on the Voya funds to the intermediary's sales force), placement on the financial intermediary's preferred fund list, and access (in some cases, on a preferential basis over other competitors) to individual members of the financial intermediary's sales force or management. Revenue sharing payments are sometimes referred to as “shelf space” payments because the payments compensate the financial intermediary for including Voya funds in its fund sales system (on its “shelf space”). A financial intermediary typically initiates requests for additional compensation and the Distributor or Adviser negotiates these arrangements with the financial intermediary.
These additional fees paid to financial intermediaries may take the following forms: (1) a percentage of the financial intermediary’s customer assets invested in Voya mutual funds; (2) a percentage of the financial intermediary’s gross sales; or (3) some combination of these payments. These payments may, depending on the broker-dealer’s satisfaction of the required conditions, be periodic and may be up to: (1) 0.30% per annum of the value of a Fund’s shares held by the broker-dealer’s customers; or (2) 0.30% of the value of a Fund’s shares sold by the broker-dealer during a particular period.
Payments based on sales primarily create incentives for the financial intermediary to make new sales of shares of Voya funds. Payments based on customer assets primarily create incentives for the financial intermediary to retain previously sold shares of Voya funds in investor accounts. A financial intermediary may receive either or both types of payments.
The Distributor and the Adviser compensate financial intermediaries differently depending on the level and/or type of considerations provided by the financial intermediary. A financial intermediary may receive different levels of compensation with respect to sales or assets attributable to different types of clients of the same intermediary or different Voya funds. A financial intermediary may receive payment under more than one arrangement referenced here. Where services are provided, the costs of providing the services and the overall array of services provided may vary from one financial intermediary to another. The Distributor and the Adviser do not make an independent assessment of the cost of providing such services. While a financial intermediary may request additional compensation from Voya to offset costs incurred by the financial intermediary in servicing its clients, the financial intermediary may earn a profit on these payments, since the amount of the payment may exceed the financial intermediary's costs.
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As of January 1, 2015, the Distributor and/or the Adviser had agreed to make additional payments as described above to the following broker-dealers or their affiliates:
Ameriprise Financial Services, Inc.	ADP Broker-Dealer, Inc.
BlackRock Advisors, LLC	Ascensus, Inc.
Capital One Sharebuilder	Benefits Plans Administrative Services, Inc.
Charles Schwab & Co., Inc.	Benefits Trust Administrative Services, Inc.
Commonwealth Financial Network	BlackRock
CUSO Financial Services	Charles Schwab & Co.
Fifth Third Securities, Inc.	CPI Qualified Plan Consultants, Inc.
FSC Securities Corporation	Digital Retirement Solutions, Inc.
Goldman Sachs and Co.	Expert Plan, Inc.
Janney Montgomery Scott Inc.	Fidelity Investments Institutional Operations Company, Inc.
JP Morgan Clearing Corp	GWFS Equities, Inc.
LPL Financial, LLC	Lincoln Retirement Services Company, LLC
Merrill Lynch, Pierce, Fenner & Smith, Inc.	Massachusetts Mutual Life Insurance Co
Morgan Stanley Smith Barney	Mercer HR Services, LLC
National Financial Services, LLC	Mid Atlantic Capital Corp
Oppenheimer & Co., Inc.	MSCS Financial Services
Pershing, LLC	National Financial Services, LLC
PNC Bank N.A.	Newport Retirement Services, Inc.
Raymond James & Associates, Inc.	NYLife Distributors, LLC
Raymond James Financial Services, Inc.	Principal Life Insurance Company
RBC Capital Markets	Prudential Insurance Co of America
Reliance Trust Company	Reliance Trust Company
Royal Alliance Associates, Inc.	Security Financial Resources, Inc.
SagePoint Financial, Inc.	Standard Insurance Company
Symetra	T. Rowe Price Retirement Plan Services, Inc.
TD Ameritrade Clearing, Inc.	TD Ameritrade Trust Company
UBS Financial Services, Inc.	The Vanguard Group, Inc.
Wells Fargo Advisors, LLC	TIAA-CREF Life Insurance Company
Woodbury Financial Services, Inc.	TransAmerica Retirement Solutions Corporation
VALIC Retirement Services Company
Vanguard Marketing Corporation
Wells Fargo Bank, NA
Wilmington Trust Retirement & Institutional Services Company
Additional Promotional Incentives
The Adviser or the Distributor may provide additional cash or non-cash compensation to third parties selling our mutual funds including affiliated companies. This may take the form of cash incentives and non-cash compensation and may include, but is not limited to: cash; merchandise; trips; occasional entertainment; meals or tickets to a sporting event; client appreciation events; payment for travel expenses
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(including meals and lodging) to pre-approved training and education seminars; and payment for advertising and sales campaigns. The Distributor may also pay concessions in addition to those described above to broker-dealers so that Voya mutual funds are made available by those broker-dealers for their customers.
The Sub-Adviser of a Fund may contribute to non-cash compensation arrangements.
Conflicts of Interest
A financial intermediary's receipt of additional compensation may create conflicts of interest between the financial intermediary and its clients. Each type of payment discussed above may provide a financial intermediary with an economic incentive to actively promote Voya funds over other mutual funds or cooperate with the distributor's promotional efforts. The receipt of additional compensation for Voya and its affiliates may be an important consideration in a financial intermediary's willingness to support the sale of Voya funds through the financial intermediary's distribution system. The Distributor and the Adviser are motivated to make the payments described above since they promote the sale of Voya fund shares and the retention of those investments by clients of financial intermediaries. In certain cases these payments could be significant to the financial intermediary.
Additional Cash Compensation for Sales by “Focus Firms”
The Distributor may, at its discretion, pay additional cash compensation to its employee sales staff for sales by certain broker-dealers or “focus firms.” The Distributor may pay up to an additional 0.10% to its employee sales staff for sales that are made by registered representatives of these focus firms. As of the date of this SAI, the focus firms are: Ameriprise Financial Services, Inc.; Banc of America Investment Services, Inc.; Banc of America Securities LLC; Charles Schwab & Co. Inc.; Chase Investment Services; Commonwealth Financial Network; Cetera Advisors LLC; Cetera Advisor Networks, LLC; Cetera Financial Specialists LLC; Cetera Investment Advisers LLC; Cetera Investment Services, Inc.; Deutsche Bank Securities, Inc.; Edward Jones; FSC Securities Corporation; Fidelity Brokerage Services, Inc.; HSBC Securities (USA) Inc.; Janney Montgomery Scott LLC; LPL Financial, LLC; Merrill Lynch, Morgan Keegan; Morgan Stanley & Co, Inc.; Morgan Stanley Wealth Management; Oppenheimer & Co.; Raymond James Financial Services, Inc.; RBC Capital Markets, LLC; Royal Alliance Associates, Inc.; Sagepoint Financial, Inc.; UBS Financial Services, Inc.; Voya Financial Advisors, Inc. (formerly, ING Financial Partners, Inc.); Wells Fargo Bank; Wells Fargo Bank N.A.; Wells Fargo Advisors LLC; and Woodbury Financial Services, Inc.
DISTRIBUTION AND SERVICING PLANS
Each Fund has adopted one or more Distribution and/or Distribution and Service Plans pursuant to Rule 12b-1. In addition, certain share classes may have adopted Shareholder Service Plans pursuant to Rule 12b-1 (each, a “Rule 12b-1 Plan” and together, the “Rule 12b-1 Plans” or the “Plans”). Certain share classes may pay a combined Distribution and Shareholder Service Fee.
Under the Plan, the Distributor may be entitled to a payment each month in connection with the offering, sale, and shareholder servicing of shares as a percentage of the average daily net assets attributable to each class of shares. Each Fund intends to operate the Rule 12b-1 Plan in accordance with its terms and FINRA rules concerning sales charges. The table below reflects the Plan for each Fund. Certain share classes do not pay distribution or shareholder service fees and are not included in the table.
13
Fund	Type of Plan	Type of Fee
		Distribution Fee	Shareholder Service Fee	Combined Distribution and Shareholder Service Fee
Voya Diversified Emerging Markets Debt
Class A	Distribution and Service Plan	N/A	N/A	0.25%
Class C	Distribution and Service Plan	0.75%	0.25%	N/A
Voya Diversified International
Class A	Distribution and Service Plan	N/A	N/A	0.25%
Class B	Distribution and Service Plan	0.75%	0.25%	N/A
Class C	Distribution and Service Plan	0.75%	0.25%	N/A
Class O	Shareholder Service Plan	N/A	0.25%	N/A
Class R	Distribution and Service Plan	0.25%	0.25%	N/A
Voya Global Perspectives
Class A	Distribution and Service Plan	N/A	N/A	0.25%
Class C	Distribution and Service Plan	0.75%	0.25%	N/A
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Fund	Type of Plan	Type of Fee
		Distribution Fee	Shareholder Service Fee	Combined Distribution and Shareholder Service Fee
Class R	Distribution and Service Plan	0.25%	0.25%	N/A
Services Provided for the Distribution Fee
The Distribution Fee for a specific class may be used to cover the expenses of the Distributor primarily intended to result in the sale of that class of shares, including payments to securities dealers for selling shares of the Fund (which may include the principal underwriter itself) and other financial institutions and organizations to obtain various distribution related and/or administrative services for the Funds.
Distribution fees may be paid to cover expenses incurred in promoting the sale of that class of shares including, among other things (i) promotional activities; (ii) preparation and distribution of advertising materials and sales literature; (iii) personnel costs and overhead of the Distributor; (iv) the costs of printing and distributing to prospective investors the prospectuses and statements of additional information (and supplements thereto) and reports for other than existing shareholders; (v) payments to dealers and others that provide shareholder services (including the processing of new shareholder applications and serving as a primary source of information to customers in providing information and answering questions concerning each Fund and their transactions in each Fund); and (vi) costs of administering the Rule 12b-1 Plans.
Services Provided for the Shareholder Service Fee
The shareholder service fees may be used to pay securities dealers (including the Distributor) and other financial institutions, plan administrators and organizations for services including, but not limited to: (i) acting as the shareholder of record; (ii) processing purchase and redemption orders; (iii) maintaining participant account records; (iv) answering participant questions regarding each Fund; (v) facilitation of the tabulation of shareholder votes in the event of a meeting of Fund shareholders; (vi) the conveyance of information relating to shares purchased and redeemed and share balances to each Fund and to service providers; (vii) provision of support services including providing information about each Fund; and (viii) provision of other services as may be agreed upon from time to time.
Class O Shares
The service fee may be used by the Distributor to compensate Capital One for servicing and maintaining shareholder accounts.
Initial Board Approval, Continuation, Termination and Amendments to the Rule 12b-1 Plan
In approving the Rule 12b-1 Plans the Trustees, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plans or any agreements relating to the Rule 12b-1 Plans (“Rule 12b-1 Trustees”), concluded that there is a reasonable likelihood that the Rule 12b-1 Plans would benefit each Fund and each respective class of shareholders.
The Rule 12b-1 Plans continue from year to year, provided such continuance is approved annually by vote of a majority of the Board, including a majority of the Rule 12b-1 Trustees. The Rule 12b-1 Plan for a particular class may be terminated at any time, without penalty, by vote of a majority of the Rule 12b-1 Trustees or by a majority of the outstanding shares of the applicable class of the Fund.
Each Rule 12b-1 Plan may not be amended to increase materially the amount spent for distribution expenses as to a Fund without approval by a majority of the outstanding shares of the applicable class of the Fund, and all material amendments to a Rule 12b-1 Plan must be approved by a vote of the majority of the Board, including a majority of the Rule 12b-1 Trustees, cast in person at a meeting called for the purpose of voting on any such amendment.
Further Information About the Rule 12b-1 Plan
The Distributor is required to report in writing to the Board at least quarterly on the amounts and purpose of any payment made under the Rule 12b-1 Plans and any related agreements, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination whether a Plan should be continued. The terms and provisions of the Rule 12b-1 Plans relating to required reports, term and approval are consistent with the requirements of Rule 12b-1.
Each Rule 12b-1 Plan is a compensation plan. This means that the Distributor will receive payment without regard to the actual distribution expenses it incurs. In the event a Plan is terminated in accordance with its terms, the obligations of a Fund to make payments to the Distributor pursuant to the Rule 12b-1 Plan will cease and the Fund will not be required to make any payment for expenses incurred after the date the Rule 12b-1 Plan terminates.
The Rule 12b-1 Plans were adopted because of the anticipated benefits to each Fund. These anticipated benefits include increased promotion and distribution of each Fund’s shares, and enhancement in each Fund’s ability to maintain accounts and improve asset retention and increased stability of assets for each Fund.
Total Distribution Expenses
The following table sets forth the total distribution expenses incurred by the Distributor for the costs of promotion and distribution with respect to each class of shares for each Fund for the most recent fiscal year.
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16
Fund	Class	Advertising	Printing	Salaries & Commissions	Broker Servicing	Miscellaneous	Total
Voya Diversified Emerging Markets Debt	A	$0.18	$3.48	$33,838.74	$13,420.32	$1,569.82	$48,832.54
	C	$0.05	$1.04	$5,775.50	$2,733.00	$411.74	$8,921.33
	I	$258.69	$4,915.14	$23,827.72	$9,714.02	$1,132.82	$39,848.39
	W	$0.01	$0.21	$113.67	$46.36	$5.41	$165.65
Voya Diversified International	A	$187.21	$3,556.93	$28,409.67	$97,790.44	$37,874.09	$167,818.34
	B	$19.71	$374.56	$1,531.48	$14,240.53	$5,375.13	$21,541.41
	C	$91.17	$1,732.18	$9,651.15	$226,487.07	$29,834.96	$267,796.52
	I	$258.69	$4,915.14	$24,804.49	$9,714.02	$6,282.59	$45,974.93
	O	$36.08	$685.47	$5,636.78	$16,030.98	$5,712.16	$28,101.46
	R	$0.37	$7.01	$28.90	$11.77	$1.38	$49.42
	W	$4.56	$86.71	$1,127.12	$349.99	$437.52	$2,005.90
Voya Global Perspectives	A	$104.55	$1,986.36	$19,872.54	$6,449.12	$2,869.43	$31,282.00
	C	$73.88	$1,403.81	$13,246.17	$3,475.46	$14,863.92	$33,063.25
	I	$258.69	$4,915.14	$24,331.41	$9,714.02	$1,188.40	$40,407.66
	R	$276.74	$5,258.07	$58,830.97	$68,935.71	$1,459.72	$134,761.21
	W	$64.77	$1,230.64	$11,333.36	$2,162.50	$4,080.04	$18,871.31
Total Distribution and Shareholder Services Fees Paid:
The following table sets forth the total Distribution and Shareholder Services fees paid by each Fund to the Distributor under the Plans for the last three fiscal years. “N/A” in the table indicates that, as the Fund was not in operation during the relevant fiscal year, no information is shown.
Voya Diversified Emerging Markets Debt Fund commenced operations on November 2, 2012. Voya Global Perspectives Fund commenced operations on March 28, 2013. The amounts shown for 2013 reflect the period from the commencement of operations through the end of the relevant fiscal period.
4
Fund	October 31,
	2014	2013	2012
Voya Diversified Emerging Markets Debt	$86	$41	N/A
Voya Diversified International	$387,464	$453,107	$551,043
Voya Global Perspectives	$80,278	$7,246	N/A
ADMINISTRATOR
The Administrator for each Fund serves pursuant to an Administration Agreement with the Trust.
The Administrator’s principal place of business is 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034. The Administrator is an indirect, wholly-owned subsidiary of Voya Financial, Inc. and is an affiliate of each Fund’s Adviser and Distributor.
Administration Agreement
Subject to the supervision of the Board, the Administrator provides the overall business management and administrative services reasonably necessary for the ordinary operations of each Fund, except for those services performed by the Adviser under the Advisory Agreement, the Sub-Adviser under the Sub-Advisory Agreement, the custodian under the Custodian Agreement, the transfer agent under the Transfer Agency Agreement, and such other service providers as may be retained by each Fund from time to time. The Administrator acts as a liaison among these service providers.
The Administration Agreement will remain in effect from year-to-year unless terminated.
The Administration Agreement may be terminated by a Fund at any time, without the payment of any penalty, by the Board of Trustees of the Fund on sixty (60) days written notice to the Administrator, or by the Administrator at any time, without the payment of any penalty, on sixty (60) days’ written notice to the Fund.
Administration Fees
The Administrator receives an annual administrative service fee of 0.100% of each Fund’s average daily net assets. The fee is accrued daily and paid monthly.
Total Administrative Service Fees Paid
The following table sets forth the administrative service fees paid by each Fund to the Administrator for the last three fiscal years. “N/A”
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in the table indicates that, as the Fund was not in operation during the relevant fiscal year, no information is shown.
Voya Diversified Emerging Markets Debt Fund commenced operations on November 2, 2012. Voya Global Perspectives Fund commenced operations on March 28, 2013. The amounts shown for 2013 reflect the period from the commencement of operations through the end of the relevant fiscal period.
4
Fund	October 31,
	2014	2013	2012
Voya Diversified Emerging Markets Debt	$1,019	$987	N/A
Voya Diversified International	$76,652	$89,585	$108,029
Voya Global Perspectives	$17,878	$1,782	N/A
OTHER SERVICE PROVIDERS
Custodian
The Bank of New York Mellon, 301 Bellevue Parkway, Wilmington, Delaware 19809, serves as custodian for each Fund.
The custodian’s responsibilities include safekeeping and controlling each Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on each Fund’s investments. The custodian does not participate in determining the investment policies of a Fund, in deciding which securities are purchased or sold by a Fund or in the declaration of dividends and distributions. A Fund may, however, invest in obligations of the custodian and may purchase or sell securities from or to the custodian.
For portfolio securities that are purchased and held outside the United States, the Custodian has entered into sub-custodian arrangements with certain foreign banks and clearing agencies which are designed to comply with Rule 17f-5 under the 1940 Act.
Independent Registered Public Accounting Firm
KPMG LLP serves as an independent registered public accounting firm for each Fund. KPMG LLP provides audit services and tax return preparation services. KPMG LLP is located at Two Financial Center, 60 South Street, Boston, Massachusetts 02111.
Legal Counsel
Legal matters for the Trust are passed upon by Dechert LLP, 1900 K Street, NW, Washington, DC 20006.
Transfer Agent and Dividend Paying Agent
BNY Mellon Investment Servicing (U.S.) Inc. (“Transfer Agent”) serves as the transfer agent and dividend-paying agent for each Fund. Its principal office is located at 301 Bellevue Parkway, Wilmington, Delaware 19809. As transfer agent and dividend-paying agent, BNY Mellon Investment Servicing (U.S.) Inc. is responsible for maintaining account records, detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts.
PORTFOLIO TRANSACTIONS
Each Fund invests in Underlying Funds which in turn invest directly in securities. However, each Fund may invest directly in securities.
To the extent each Fund invests in affiliated Underlying Funds, the discussion relating to investment decisions made by the Adviser or the Sub-Adviser with respect to each Fund also includes investment decisions made by an Adviser or a Sub-Adviser with respect to affiliated Underlying Funds. For convenience, only the terms Adviser, Sub-Adviser, and Fund are used.
The Adviser or the Sub-Adviser for each Fund places orders for the purchase and sale of investment securities for each Fund, pursuant to authority granted in the relevant Investment Advisory Agreement or Sub-Advisory Agreement.
Subject to policies and procedures approved by the Board, the Adviser and/or the Sub-Adviser have discretion to make decisions relating to placing these orders including, where applicable, selecting the brokers or dealers that will execute the purchase and sale of investment securities, negotiating the commission or other compensation paid to the broker or dealer executing the trade, or using an electronic communications network (“ECN”) or alternative trading system (“ATS”).
In situations where a Sub-Adviser resigns or the Adviser otherwise assumes day to day management of a Fund pursuant to its Investment Advisory Agreement with each Fund, the Adviser will perform the services described herein as being performed by the Sub-Adviser.
How Securities Transactions are Effected
Purchases and sales of securities on a securities exchange (which include most equity securities) are effected through brokers who charge a commission for their services. In transactions on securities exchanges in the United States, these commissions are negotiated, while on many foreign securities exchanges commissions are fixed. Securities traded in the OTC markets (such as fixed-income securities and some equity securities) are generally traded on a “net” basis with market makers acting as dealers; in these transactions, the dealers act as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Transactions in certain OTC securities also may be effected on an agency basis when, in the Adviser’s or a Sub-Adviser’s opinion, the total price paid (including commission) is equal to or better than the best total price available from a market maker. In underwritten
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offerings, securities are usually purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid. The Adviser or a Sub-Adviser may also place trades using an ECN or ATS.
How the Adviser or Sub-Advisers Select Broker-Dealers
The Adviser or a Sub-Adviser has a duty to seek to obtain best execution of each Fund’s orders, taking into consideration a full range of factors designed to produce the most favorable overall terms reasonably available under the circumstances. In selecting brokers and dealers to execute trades, the Adviser or a Sub-Adviser may consider both the characteristics of the trade and the full range and quality of the brokerage services available from eligible broker-dealers. This consideration often involves qualitative as well as quantitative judgments. Factors relevant to the nature of the trade may include, among others, price (including the applicable brokerage commission or dollar spread), the size of the order, the nature and characteristics (including liquidity) of the market for the security, the difficulty of execution, the timing of the order, potential market impact, and the need for confidentiality, speed, and certainty of execution. Factors relevant to the range and quality of brokerage services available from eligible brokers and dealers may include, among others, each firm’s execution, clearance, settlement, and other operational facilities; willingness and ability to commit capital or take risk in positioning a block of securities, where necessary; special expertise in particular securities or markets; ability to provide liquidity, speed and anonymity; the nature and quality of other brokerage and research services provided to the Adviser or a Sub-Adviser (consistent with the “safe harbor” described below); and each firm’s general reputation, financial condition and responsiveness to the Adviser or the Sub-Adviser, as demonstrated in the particular transaction or other transactions. Subject to its duty to seek best execution of each Fund’s orders, the Adviser or a Sub-Adviser may select broker-dealers that participate in commission recapture programs that have been established for the benefit of each Fund. Under these programs, the participating broker-dealers will return to each Fund (in the form of a credit to the Fund) a portion of the brokerage commissions paid to the broker-dealers by the Fund. These credits are used to pay certain expenses of the Fund. These commission recapture payments benefit the Fund, and not the Adviser or the Sub-Adviser.
The Safe Harbor for Soft Dollar Practices
In selecting broker-dealers to execute a trade for each Fund, the Adviser or a Sub-Adviser may consider the nature and quality of brokerage and research services provided to the Adviser or the Sub-Adviser as a factor in evaluating the most favorable overall terms reasonably available under the circumstances. As permitted by Section 28(e) of the 1934 Act, as amended, the Adviser or a Sub-Adviser may cause a Fund to pay a broker-dealer a commission for effecting a securities transaction for a Fund that is in excess of the commission which another broker-dealer would have charged for effecting the transaction, as long as the services provided to the Adviser or Sub-Adviser by the broker-dealer: (i) are limited to “research” or “brokerage” services, (ii) constitute lawful and appropriate assistance to the Adviser or Sub-Adviser in the performance of its investment decision-making responsibilities, and (iii) the Adviser or the Sub-Adviser makes a good faith determination that the broker’s commission paid by the Fund is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer, viewed in terms of either the particular transaction or the Adviser’s or the Sub-Adviser’s overall responsibilities to the Fund and its other investment advisory clients. In making such a determination, the Adviser or Sub-Adviser might consider, in addition to the commission rate, the range and quality of a broker’s services, including the value of the research provided, execution capability, financial responsibility and responsiveness. The practice of using a portion of a Fund’s commission dollars to pay for brokerage and research services provided to the Adviser or a Sub-Adviser is sometimes referred to as “soft dollars.” Section 28(e) is sometimes referred to as a “safe harbor,” because it permits this practice, subject to a number of restrictions, including the Adviser or a Sub-Adviser’s compliance with certain procedural requirements and limitations on the type of brokerage and research services that qualify for the safe harbor.
Brokerage and Research Products and Services Under the Safe Harbor – Research products and services may include, but are not limited to, general economic, political, business and market information and reviews, industry and company information and reviews, evaluations of securities and recommendations as to the purchase and sale of securities, financial data on a company or companies, performance and risk measuring services and analysis, stock price quotation services, computerized historical financial databases and related software, credit rating services, analysis of corporate responsibility issues, brokerage analysts’ earnings estimates, computerized links to current market data, software dedicated to research, and portfolio modeling. Research services may be provided in the form of reports, computer-generated data feeds and other services, telephone contacts, and personal meetings with securities analysts, as well as in the form of meetings arranged with corporate officers and industry spokespersons, economists, academics, and governmental representatives. Brokerage products and services assist in the execution, clearance and settlement of securities transactions, as well as functions incidental thereto including, but not limited to, related communication and connectivity services and equipment, software related to order routing, market access, algorithmic trading, and other trading activities. On occasion, a broker-dealer may furnish the Adviser or a Sub-Adviser with a service that has a mixed use (that is, the service is used both for brokerage and research activities that are within the safe harbor and for other activities). In this case, the Adviser or a Sub-Adviser is required to reasonably allocate the cost of the service, so that any portion of the service that does not qualify for the safe harbor is paid for by the Adviser or the Sub-Adviser from its own funds, and not by portfolio commissions paid by a Fund.
Benefits to the Adviser or the Sub-Advisers – Research products and services provided to the Adviser or a Sub-Adviser by broker-dealers that effect securities transactions for a Fund may be used by the Adviser or the Sub-Adviser in servicing all of its accounts. Accordingly, not all of these services may be used by the Adviser or a Sub-Adviser in connection with that Fund or any of the Funds. Some of these products and services are also available to the Adviser or a Sub-Adviser for cash, and some do not have an explicit cost or determinable value. The research received does not reduce the advisory fees payable to the Adviser or the sub-advisory fees payable to a Sub-Adviser for services provided to each Fund. The Adviser’s or a Sub-Adviser’s expenses would likely increase if the Adviser or the Sub-Adviser had to generate these research products and services through its own efforts, or if it paid for these products or services itself.
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Broker-Dealers that are Affiliated with the Adviser or the Sub-Advisers
Portfolio transactions may be executed by brokers affiliated with Voya Financial, Inc. the Adviser, or a Sub-Adviser, so long as the commission paid to the affiliated broker is reasonable and fair compared to the commission that would be charged by an unaffiliated broker in a comparable transaction.
Prohibition on Use of Brokerage Commissions for Sales or Promotional Activities
The placement of portfolio brokerage with broker-dealers who have sold shares of a Fund is subject to rules adopted by the SEC and FINRA. Under these rules, the Adviser or a Sub-Adviser may not consider a broker’s promotional or sales efforts on behalf of any Fund when selecting a broker-dealer for portfolio transactions, and neither a Fund nor the Adviser or Sub-Adviser may enter into an agreement under which the Fund directs brokerage transactions (or revenue generated from such transactions) to a broker-dealer to pay for distribution of Fund shares. Each Fund has adopted policies and procedures, approved by the Board, that are designed to attain compliance with these prohibitions.
Principal Trades and Research
Purchases of securities for each Fund also may be made directly from issuers or from underwriters. Purchase and sale transactions may be effected through dealers which specialize in the types of securities which a Fund will be holding. Dealers and underwriters usually act as principals for their own account. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter which has provided such research or other services as mentioned above.
More Information about Trading in Fixed-Income Securities
Purchases and sales of fixed-income securities will usually be principal transactions. Such securities often will be purchased from or sold to dealers serving as market makers for the securities at a net price. Each Fund may also purchase such securities in underwritten offerings and will, on occasion, purchase securities directly from the issuer. Generally, fixed-income securities are traded on a net basis and do not involve brokerage commissions. The cost of executing fixed-income securities transactions consists primarily of dealer spreads and underwriting commissions.
In purchasing and selling fixed-income securities, it is the policy of each Fund to obtain the best results, while taking into account the dealer’s general execution and operational facilities, the type of transaction involved and other factors, such as the dealer’s risk in positioning the securities involved. While the Adviser or a Sub-Adviser generally seeks reasonably competitive spreads or commissions, each Fund will not necessarily pay the lowest spread or commission available.
Transition Management
Changes in sub-advisers, investment personnel and reorganizations of a Fund may result in the sale of a significant portion or even all of a Fund’s portfolio securities. This type of change generally will increase trading costs and the portfolio turnover for the affected Fund. Each Fund, the Adviser, or a Sub-Adviser may engage a broker-dealer to provide transition management services in connection with a change in the sub-adviser, reorganization, or other changes.
Allocation of Trades
Some securities considered for investment by a Fund may also be appropriate for other clients served by that Fund’s Adviser or Sub-Adviser. If the purchase or sale of securities consistent with the investment policies of a Fund and one or more of these other clients is considered at, or about the same time, transactions in such securities will be placed on an aggregate basis and allocated among the Funds and such other clients in a manner deemed fair and equitable, over time, by the Fund’s Adviser or Sub-Adviser and consistent with the Adviser’s or Sub-Adviser’s written policies and procedures. The Adviser and Sub-Adviser may use different methods of trade allocation. The Adviser’s and Sub-Adviser’s relevant policies and procedures and the results of aggregated trades in which a Fund participated are subject to periodic review by the Board. To the extent any of the Funds seek to acquire (or dispose of) the same security at the same time, one or more of the Funds may not be able to acquire (or dispose of) as large a position in such security as it desires, or it may have to pay a higher (or receive a lower) price for such security. It is recognized that in some cases, this system could have a detrimental effect on the price or value of the security insofar as the Fund is concerned. However, over time, a Fund’s ability to participate in aggregate trades is expected to provide better execution for the Fund.
Cross-Transactions
The Board has adopted a policy allowing trades to be made between affiliated registered investment companies or series thereof, provided they meet the conditions of Rule 17a-7 under the 1940 Act and conditions of the policy.
Brokerage Commissions Paid
Brokerage commissions paid by each Fund for the last three fiscal years are as follows. An increase or decrease in commissions is due to a corresponding increase or decrease in the Fund’s trading activity. “N/A” in the table indicates that, as the Fund was not in operation during the relevant fiscal year, no information is shown.
Voya Diversified Emerging Markets Debt Fund commenced operations on November 2, 2012. Voya Global Perspectives Fund commenced operations on March 28, 2013. The amounts shown for 2013 reflect the period from the commencement of operations through the end of the relevant fiscal period.
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4
Fund	October 31,
	2014	2013	2012
Voya Diversified Emerging Markets Debt	$0	$0	N/A
Voya Diversified International	$7,816	$3,310	$2,046
Voya Global Perspectives	$0	$0	N/A
Affiliated Brokerage Commissions
For the last three fiscal years, each Fund did not use affiliated brokers to execute portfolio transactions.
Securities of Regular Broker-Dealers
During the most recent fiscal year, each Fund acquired securities of its regular broker-dealers (as defined in Rule 10b-1 under the 1940 Act) or their parent companies as follows:
3
Fund	Security Description	Market Value
Voya Diversified Emerging Markets Debt	None	$0.00
Voya Diversified International	None	$0.00
Voya Global Perspectives	None	$0.00
ADDITIONAL INFORMATION ABOUT the Trust
Capitalization
The authorized capital of the Trust is an unlimited number of shares of beneficial interest. All shares when issued are fully paid, non-assessable, and redeemable. Shares have no preemptive rights. All shares have equal voting, dividend, and liquidation rights.
Series and Classes
The Board may classify or reclassify any unissued shares into shares of any series by setting or changing in any one or more respects, from time to time, prior to the issuance of such shares, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or qualifications of such shares. Any such classification or reclassification will comply with the provisions of the 1940 Act. The Board may create additional series (or classes of series) of shares without shareholder approval. Any series or class of shares may be terminated by a vote of the shareholders of such series or class entitled to vote or by the Trustees by written notice to shareholders of such series or class. The Trust currently offers multiple series.
Voting Rights
Holders of shares of each Fund have one vote for each share held. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and in such event the holders of the remaining shares voting for the election of Trustees will not be able to elect any person or persons to the Board. Shareholders may remove Trustees from office by votes cast at a meeting of shareholders or by written consent.
Shareholder Meetings
Generally, there will not be annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. Shareholders may, in accordance with each Fund’s charter, cause a meeting, of shareholders to be held for the purpose of voting on the removal of Trustees. Meetings of the shareholders will be called upon written request of shareholders holding in the aggregate not less than 10% of the outstanding shares of the affected Funds or class having voting rights. Except as set forth above and subject to the 1940 Act, the Trustees will continue to hold office, appoint successors Trustees.
Declaration of Trust
The Declaration of Trust provides that obligations of each Fund are not binding upon its Trustees, officers, employees, and agents individually and that the Trustees, officers, employees, and agents will not be liable to the Trust or its investors for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee, officer, employee or agent against any liability to the Trust or its investors to which the Trustee, officer, employee, or agent would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties. The Declaration of Trust also provides that the debts, liabilities, obligations, and expenses incurred, contracted for or existing with respect to the designated Funds shall be enforceable against the assets and property of such Funds only, and not against the assets or property of any other Funds or the investors therein.
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PURCHASE, EXCHANGE, AND REDEMPTION OF SHARES
An investor may purchase, redeem, or exchange shares in each Fund utilizing the methods, and subject to the restrictions, described in the Prospectus.
Class O Shareholders
Class O shareholders should contact Capital One at 1-866-590-7629 for information regarding purchasing, exchanging and redeeming Class O shares.
Purchases
Shares of each Fund are offered at the NAV (plus any applicable sales charge) next computed after receipt of a purchase order by the Fund or its delegate.
Orders Placed with Intermediaries
If you invest in a Fund through a financial intermediary, you may be charged a commission or transaction fee by the financial intermediary for the purchase and sale of Fund shares.
Certain brokers or other designated intermediaries such as third-party administrators or plan trustees may accept purchase and redemption orders on behalf of a Fund. The Transfer Agent, the Distributor or a Fund will be deemed to have received such an order when the broker or the designee has accepted the order. Customer orders are priced at the NAV next computed after such acceptance. Such orders may be transmitted to the Funds or their agents several hours after the time of the acceptance and pricing.
Pre-Authorized Investment Plan
As discussed in the Prospectus, the Voya family of funds provides a Pre-Authorized Investment Plan for certain share classes for the convenience of investors who wish to purchase shares of a Fund on a regular basis. The Pre-Authorized Investment Plan may be terminated without penalty at any time by the investor or the Funds. The minimum investment requirements may be waived by a Fund for purchases made pursuant to: (i) employer-administered payroll deduction plans; (ii) profit-sharing, pension, or individual or any employee retirement plans; or (iii) purchases made in connection with plans providing for periodic investments in Fund shares.
Subscriptions-in-Kind
Certain investors may purchase shares of a Fund with liquid assets with a value which is readily ascertainable by reference to a domestic exchange price and which would be eligible for purchase by a Fund consistent with the Fund’s investment policies and restrictions. These transactions only will be effected if the Adviser or a Sub-Adviser intends to retain the security in the Fund as an investment. Assets so purchased by a Fund will be valued in generally the same manner as they would be valued for purposes of pricing the Fund’s shares, if these assets were included in the Fund’s assets at the time of purchase. Each Fund reserves the right to amend or terminate this practice at any time.
Conversion of Class B Shares
A shareholder’s Class B shares will automatically convert to Class A shares of a Fund without a sales charge at the relative NAVs of each of the classes on the second calendar day of the following month in which the eighth anniversary of the issuance of the Class B shares occurs, together with a pro rata portion of all Class B shares representing dividends and other distributions paid in additional Class B shares.
The conversion of Class B shares into Class A shares is subject to the continuing availability of an opinion of counsel or an IRS ruling, if Voya Investments deems it advisable to obtain such advice, to the effect that: (i) such conversion will not constitute taxable events for federal tax purposes; and (ii) the payment of different dividends on Class A and Class B shares does not result in a Fund’s dividends or distributions constituting “preferential dividends” under the Code.
Born to Save™ Program
A promotional program available to certain investors beginning on October 20, 2014 is Voya’s Born to Save™ program. Under the Voya Born-to-Save™ promotion, an affiliate of Voya Investments Distributor, LLC will pay $500 to fund a mutual fund account for each baby born in the United States on October 20, 2014 whose parents or legal guardian seek to participate in the program within 60 days’ after the newborn’s birth and meet the conditions of the program, such as: agreeing to act as UTMA Custodian; providing documentation to establish the date of birth, social security number of the newborn and parent/legal guardian; and completing a mutual fund application. The $500, which is taxable to participants in the Voya Born-to-Save™ program, will be invested in the Class W shares of Voya Global Target Payment Fund at net asset value. Participants in the Voya Born-to-Save™ program will be permitted to exchange these Class W shares of Voya Global Target Payment Fund into Class W shares of other Voya funds and/or redeem all or a portion of their shares from Voya Global Target Payment Fund. Eligible investors who wish to participate in the Voya Born-to-Save ™ program should visit www.signupborntosave.voya.com.
Self-Employed and Corporate Retirement Plans
For self-employed individuals and corporate investors that wish to purchase shares of a Fund, there is available through each Fund, a Prototype Plan and Custody Agreement. The Custody Agreement provides that BNY Mellon Investment Servicing Trust Company, Wilmington, DE, will act as Custodian under the Prototype Plan, and will furnish custodial services for an annual maintenance fee of $12.00 for each
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participant, with no other charges. (This fee is in addition to the normal custodial charges paid by each Fund.) The annual contract maintenance fee may be waived from time to time. For further details, including the right to appoint a successor Custodian, see the Plan and Custody Agreement. Employers who wish to use shares of a Fund under a custodianship with another bank or trust company must make individual arrangements with that institution.
Individual Retirement Accounts
Investors having earned income are eligible to purchase shares of a Fund under an IRA pursuant to Section 408 of the Code. An individual who creates an IRA may contribute annually certain dollar amounts of earned income and an additional amount if there is a non-working spouse. Simple IRA plans that employers may establish on behalf of their employees are also available. Also available are Roth IRA plans that enable employed and self-employed individuals to make non-deductible contributions and, under certain circumstances, effect tax-free withdrawals. Copies of a model Custodial Account Agreement are available from the Distributor. BNY Mellon Investment Servicing Trust Company, Wilmington, DE, will act as the Custodian under this model Agreement, for which it will charge the investor an annual fee of $12.00 for maintaining the Account (this fee is in addition to the normal custodial charges paid by each Fund). Full details on the IRA are contained in an IRS required disclosure statement, and the Custodian will not open an IRA until seven (7) days after the investor has received this statement from the Fund. An IRA using shares of a Fund may also be used by employers who have adopted a Simplified Employee Pension Plan.
Purchases of Fund shares by Section 403(b) of the Code plans and other retirement plans are also available. Section 403(b) plans are generally arrangements by a public school organization or a charitable, educational, or scientific organization which employees are permitted to take advantage of the federal income tax deferral benefits provided for in Section 403(b) of the Code. It is advisable for an investor considering the funding of any retirement plan to consult with an attorney or to obtain advice from a competent retirement plan consultant.
Special Purchases at NAV – Class A Shares
Class A shares of each Fund may be purchased at NAV, without a sales charge, by certain investors. The financial intermediary or the investor must notify the Distributor that the investor qualifies for such waiver. If the Distributor is not notified that the investor is eligible for any sales charge waiver, the Distributor will be unable to ensure that the waiver is applied to the investor’s account. An investor may have to provide certain information or records, including account statements, to his/her financial intermediary or to the Distributor to verify the investor’s eligibility for front-end sales charge waivers.
It is possible that a broker-dealer may not be able to offer one or more of these waiver categories. If this situation occurs, it is possible that the investor would need to invest directly through Voya in order to take advantage of the waiver. Each Fund may terminate or amend the terms of these sales charge waivers at any time. The following will be permitted to purchase Class A shares of each Fund at NAV:
1)	Current, retired or former officers, trustees, directors or employees (including members of their immediate families) of Voya Financial, Inc., registered investment companies in the Voya family of funds and their affiliates purchasing shares for their own accounts. Immediate family members include: Parents; Spouse (as recognized under local law); Siblings; Children; Grandparents; Aunts/Uncles; Nieces/Nephews; Cousins; Dependents; Parents-in-law; Brothers-in-law; and Sisters-in-law.
2)	affiliated and non-affiliated Insurance companies (including separate accounts) that have entered into a selling agreement with Voya and purchase shares directly from the Distributor.
3)	Registered investment advisors, trust companies and bank trust departments investing on their own behalf or on behalf of their clients.
4)	The current employees (including registered representatives), and their immediate family members, of broker-dealers and financial institutions that have entered into an agreement with the Distributor (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of Fund shares).
5)	Investments made by accounts that are part of certain qualified fee-based programs (“wrap accounts”).
6)	The movement of shares from qualified employee benefit plans provided that the movement of shares involves an in-kind transfer of Class A shares.
“Qualified employee benefit plans” are those created under section 401(a), 401(k), 457 and 403(b), and qualified deferred compensation plans that have a plan level or omnibus account maintained with a Voya fund and transacts directly with that Voya fund or through a 3rd party administrator or record keeper that has an agreement in place with the Voya family of funds.
7)	For investors purchasing Class A shares with proceeds from the following sources: Redemptions from any fund from the Voya family of funds if you: (a) originally paid a front-end sales charge on the shares; and (b) reinvest the money within 90 days of the redemption date. This waiver is subject to the following conditions:
•	This privilege may only be used once per year; and
•	The amount that may be reinvested is limited to an amount up to the redemption proceeds; and
•	Written or electronic order for the purchase of shares may be received by the Transfer Agent from the financial intermediary or the shareholder (or be postmarked) within 90 days after the date of redemption; and
•	Purchases may be handled by a securities dealer who may charge a fee; and
•	Payment may accompany the request and the purchase will be made at the then current NAV of a Fund.
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If you realize a gain on the transaction, it is taxable and any reinvestment will not alter any applicable federal capital gains tax (except that some or all of the sales charge may be disallowed as an addition to the basis of the shares sold and added to the basis of the subsequent purchased shares). If you realize a loss on the transaction, some or all of the loss may not be allowed as a tax deduction depending on the amount reinvested. However, this disallowance is added to the tax basis of the shares acquired upon the reinvestment.
8)	Shareholders of Adviser Class at the time these shares were re-designated as Class A shares if purchased directly with a Fund.
9)	Former Class M shareholders if purchased directly with a Fund.
10)	Any charitable organization that has determined that a Fund is a legally permissible investment and is prohibited by applicable investment law from paying a sales charge or commission and purchases shares directly from the Distributor.
11)	Any state, county, or city or any instrumentality, department authority or agency thereof that has determined that a Fund is a legally permissible investment and is prohibited by applicable investment law from paying a sales charge or commission and purchases shares directly from the Distributor.
Letters of Intent and Rights of Accumulation – Class A Shares
An investor may immediately qualify for a reduced sales charge on a purchase of Class A shares by completing the Letter of Intent section of the Shareholder Application (the “Letter of Intent”). By completing the Letter of Intent, the investor expresses an intention to invest, during the next 13 months, a specified amount which, if made at one time, would qualify for the reduced sales charge. At any time within ninety (90) days after the first investment which the investor wants to qualify for the reduced sales charge, a signed Shareholder Application, with the Letter of Intent section completed, may be filed with the Funds. After the Letter of Intent is filed, each additional investment made will be entitled to the sales charge applicable to the level of investment indicated on the Letter of Intent as described above. Sales charge reductions based upon purchases in more than one investment in the Funds will be effective only after notification to the Distributor that the investment qualifies for a discount. The shareholder’s holdings in the Voya family of funds acquired within ninety (90) days before the Letter of Intent is filed will be counted towards completion of the Letter of Intent, but will not be entitled to a retroactive downward adjustment of sales charge until the Letter of Intent is fulfilled. Any redemptions made by the shareholder during the 13-month period will be subtracted from the amount of the purchases for purposes of determining whether the terms of the Letter of Intent have been completed. If the Letter of Intent is not completed within the 13-month period, there will be an upward adjustment of the sales charge as specified below, depending upon the amount actually purchased (less redemption) during the period.
An investor acknowledges and agrees to the following provisions by completing the Letter of Intent section of the Shareholder Application. A minimum initial investment equal to 25% of the intended total investment is required. An amount equal to the maximum sales charge, as stated in the Prospectus, will be held in escrow at Voya funds, in the form of shares in the investor’s name to assure that the full applicable sales charge will be paid if the intended purchase is not completed. The shares in escrow will be included in the total shares owned as reflected on the purchaser’s monthly statement; income and capital gain distributions on the escrowed shares will be paid directly by the investor. The escrow shares will not be available for redemption by the investor until the Letter of Intent has been completed or the higher sales charge paid. When the total purchases, less redemptions, equal the amount specified under the Letter of Intent, the shares in escrow will be released. If the total purchases, less redemptions, exceed the amount specified under the Letter of Intent and is an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made by the Distributor and the dealer with whom purchases were made pursuant to the Letter of Intent (to reflect such further quantity discount) on purchases made within ninety (90) days before, and on those made after filing the Letter of Intent. The resulting difference in offering price will be applied to the purchase of additional shares at the applicable offering price. If the total purchases, less redemptions, are less than the amount specified under the Letter of Intent, the investor will remit to the Distributor an amount equal to the difference in dollar amount of sales charge actually paid and the amount of sales charge which would have applied to the aggregate purchases if the total of such purchases had been made at a single account in the name of the investor or to the investor’s order. If within ten (10) days after written request such difference in sales charge is not paid, the redemption of an appropriate number of shares in escrow to realize such difference will be made. If the proceeds from a total redemption are inadequate, the investor will be liable to the Distributor for the difference. In the event of a total redemption of the account prior to fulfillment of the Letter of Intent, the additional sales charge due will be deducted from the proceeds of the redemption and the balance will be forwarded to the investor. By completing the Letter of Intent section of the Shareholder Application, an investor grants to the Distributor a security interest in the shares in escrow and agrees to irrevocably appoint the Distributor as his or her attorney-in-fact with full power of substitution to surrender for redemption, any or all escrowed shares for the purpose of paying any additional sales charge due and authorizes the Transfer Agent or sub-transfer agent to receive and redeem shares and pay the proceeds as directed by the Distributor. The investor or the securities dealer must inform the Transfer Agent or the Distributor that the Letter of Intent is in effect each time a purchase is made.
If, at any time prior to or after completion of the Letter of Intent, the investor wishes to cancel the Letter of Intent, the investor must notify the Distributor in writing. If, prior to the completion of the Letter of Intent, the investor requests the Distributor to liquidate all shares held by the investor, the Letter of Intent will be terminated automatically. Under either of these situations, the total purchased may be less than the amount specified in the Letter of Intent. If so, the Distributor will redeem shares, at NAV, to remit to the Distributor and the appropriate authorized dealer an amount equal to the difference between the dollar amount of the sales charge actually paid and the amount of the sales charge that would have been paid on the total purchases if made at one time.
The value of shares of a Fund plus shares of the other open-end funds distributed by the Distributor can be combined with a current purchase to determine the reduced sales charge and applicable offering price of the current purchase. The reduced sales charge applies to quantity purchases made at one time or on a cumulative basis over any period of time by: (i) an investor; (ii) the investor’s spouse and children under the age of majority; (iii) the investor’s custodian accounts for the benefit of a child under the Uniform Gift to Minors Act;
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(iv) a trustee or other fiduciary of a single trust estate or a single fiduciary account (including a pension, profit-sharing, and/or other employee benefit plan qualified under Section 401 of the Code) by trust companies’ registered investment advisers, banks, and bank trust departments for accounts over which they exercise exclusive investment discretionary authority and which are held in a fiduciary, agency, advisory, custodial, or similar capacity.
The reduced sales charge also applies on a non-cumulative basis, to purchases made at one time by the customers of a single dealer, in excess of $1 million. The Letter of Intent option may be modified or discontinued at any time.
Shares of each Fund purchased and owned of record or beneficially by a corporation, including employees of a single employer (or affiliates thereof), including shares held by its employees under one or more retirement plans, can be combined with a current purchase to determine the reduced sales charge and applicable offering price of the current purchase, provided these transactions are not prohibited by one or more provisions of the Employee Retirement Income Security Act or the Code. Individuals and employees should consult with their tax advisors concerning the tax rules applicable to retirement plans before investing.
For the purposes of Rights of Accumulation and the Letter of Intent Privilege, shares held by investors in the Voya family of funds which impose a CDSC may be combined with Class A shares for a reduced sales charge but will not affect any CDSC which may be imposed upon the redemption of shares of a Fund which imposes a CDSC.
CDSCs
Purchases of certain share classes may be subject to a CDSC, as described in the Prospectus. Shareholders will be charged a CDSC if certain of those shares are redeemed within the applicable time period as stated in the Prospectuses.
No CDSC is imposed on the following:
•	Shares that are no longer subject to the applicable holding period;
•	Redemption of shares purchased through reinvestment of dividends or capital gain distributions; or
•	Shares that were exchanged for shares of another fund managed by the Adviser provided that the shares acquired in such exchange and subsequent exchanges will continue to remain subject to the CDSC, if applicable, until the applicable holding period expires.
The CDSC will be waived for:
•	Redemptions following the death or disability of the shareholder or beneficial owner if the redemption is made within one year of death or initial determination of permanent disability;
•	Total or partial redemptions of shares owned by an individual or an individual in joint tenancy (with rights of survivorship) but only for redemptions of shares held at the time of death or initial determination of permanent disability;
•	Redemptions pursuant to a Systematic Withdrawal Plan provided that such redemptions:
o	are limited annually to no more than 12% of the original account value and
o	annually thereafter, provided all dividends and distributions are reinvested and the total redemptions to not exceed 12% annually; and
•	Total or partial redemption of shares in connection with any mandatory distribution from a tax-deferred retirement plan or an IRA. This waiver does not apply in the case of a tax-free rollover or transfer of assets, other than the one following a separation from services, except that a CDSC or redemption fee may be waived in certain circumstances involving redemptions in connection with a distribution from a qualified employer retirement plan in connection with termination of employment or termination of the employer’s plan and the transfer to another employer’s plan or to an IRA.
A shareholder must notify a Fund either directly or through the Distributor at the time of redemption that the shareholder is entitled to a waiver of the CDSC. The waiver will then be granted subject to confirmation of the shareholder’s entitlement. The CDSC, which may be imposed on Class A shares purchased in excess of $1 million, will also be waived for registered investment advisers, trust companies, and bank trust departments investing on their own behalf or on behalf of their clients. These waivers may be changed at any time.
Reinstatement Privilege
If you sell Class A or Class C shares of a Fund, you may be eligible for a full or prorated credit of the CDSC paid on the sale when you make an investment up to the amount redeemed in the same share class within 90 days of the eligible sale. Reinstated Class C shares will retain their original cost and purchase date for purposes of the CDSC. This privilege can be used only once per calendar year. To exercise this privilege, the order for the purchase of shares must be received or be postmarked within ninety (90) days after the date of redemption. This privilege can be used only once per calendar year. If a loss is incurred on the redemption and the reinstatement privilege is used, some or all of the loss may not be allowed as a tax deduction.
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Redemptions
Redemption proceeds normally will be paid within seven days following receipt of instructions in proper form, except that each Fund may suspend the right of redemption or postpone the date of payment during any period when: (i) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (ii) an emergency exists as determined by the SEC, as a result of which: (i) disposal by a Fund of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practical for a Fund to determine fairly the value of its net assets; or (iii) for such other period as the SEC may permit by rule or by order for the protection of a Fund’s shareholders.
The value of shares on redemption or repurchase may be more or less than the investor’s cost, depending upon the market value of the portfolio securities at the time of redemption or repurchase.
Payment-in Kind
Each Fund intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, a Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, an investor may incur brokerage costs in converting such securities to cash. However, the Trust has elected to be governed by the provisions of Rule 18f-1 under the 1940 Act, which obligates a Fund to redeem shares with respect to any one shareholder during any 90-days period solely in cash up to the lesser of $250,000 or 1.00% of the NAV of the Fund at the beginning of the period. To the extent possible, each Fund will distribute readily marketable securities, in conformity with applicable rules of the SEC. In the event a Fund must liquidate portfolio securities to meet redemptions, it reserves the right to reduce the redemption price by an amount equivalent to the pro-rated cost of such liquidation not to exceed one percent of the NAV of such shares.
Signature Guarantee
A signature guarantee is verification of the authenticity of the signature given by certain authorized institutions. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (“STAMP”), Stock Exchanges Medallion Program (“SEMP”), and New York Stock Exchange Medallion Signature Program (“NYSE MSP”). Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted. Please note that signature guarantees are not provided by a notary public. Each Fund reserves the right to amend, waive or discontinue this policy at any time and establish other criteria for verifying the authenticity of any redemption request.
Systematic Withdrawal Plan
Each Fund has established a Systematic Withdrawal Plan (“Plan”) for certain share classes to allow you to make periodic withdrawals from your account. To establish a systematic cash withdrawal, complete the Systematic Withdrawal Plan section of the Account Application. To have funds deposited to your bank account, follow the instructions on the Account Application. You may elect to have monthly, quarterly, semi-annual, or annual payments. You may change the amount, frequency, and payee or terminate the plan by giving written notice to the Transfer Agent. A Plan may be modified at any time by a Fund or terminated upon written notice by a relevant Fund.
Additional Information Regarding Redemptions
At various times, a Fund may be requested to redeem shares for which it has not yet received good payment. Accordingly, the Fund may delay the mailing of a redemption check until such time as it has assured itself that good payment has been collected for the purchase of such shares, which may take up to 15 days or longer.
Exchanges
The following conditions must be met for all exchanges of each Fund and Voya Money Market Fund: (i) the shares that will be acquired in the exchange (the “Acquired Shares”) are available for sale in the shareholder’s state of residence; (ii) the Acquired Shares will be registered to the same shareholder account as the shares to be surrendered (“Exchanged Shares”); (iii) the Exchanged Shares must have been held in the shareholder’s account for at least thirty (30) days prior to the exchange; (iv) except for exchanges into Voya Money Market Fund, the account value of the Fund whose shares are to be acquired must equal or exceed the minimum initial investment amount required by that Fund after the exchange is implemented; and (v) a properly executed exchange request has been received by the Transfer Agent.
Each Fund reserves the right to delay the actual purchase of the Acquired Shares for up to five (5) business days if it determines that it would be disadvantaged by an immediate transfer of proceeds from the redemption of Exchanged Shares. Normally, however, the redemption of Exchanged Shares and the purchase of Acquired Shares will take place on the day that the exchange request is received in proper form. Each Fund reserves the right to terminate or modify its exchange privileges at any time upon prominent notice to shareholders. This notice will be given at least sixty (60) days in advance. It is the policy of the Adviser to discourage and prevent frequent trading by shareholders of each Fund in response to market fluctuations. Accordingly, in order to maintain a stable asset base in each Fund and to reduce administrative expenses borne by each Fund, the Adviser reserves the right to reject any exchange request.
In the event a Fund rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed until the Fund receives further redemption instructions.
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If you exchange into Voya Senior Income Fund, your ability to sell or liquidate your investment will be limited. Voya Senior Income Fund is a closed-end interval fund and does not redeem its shares on a daily basis, and it is not expected that a secondary market for the Fund’s shares will develop, so you will not be able to sell them through a broker or other investment professional. To provide a measure of liquidity, the Fund will normally make monthly repurchase offers of not less than 5% of its outstanding common shares.
If more than 5% of the Fund’s common shares are tendered, you may not be able to completely liquidate your holdings in any one month. You also would not have liquidity between these monthly repurchase dates. Investors exercising the exchange privilege should carefully review the prospectus of that Fund. Investors may obtain a copy of Voya Senior Income Fund prospectus or any other Voya Fund prospectus by calling 1-800-992-0180.
Systematic Exchange
You may establish an automatic exchange of shares from one Fund to another. The exchange will occur on or about the day of you choose and must be for a minimum of $100 per month. Because this transaction is treated as an exchange, the policies related to the exchange privilege apply. There may be tax consequences associated with these exchanges. Please consult your tax adviser.
Telephone Redemption and Exchange Privileges
These privileges are subject to the conditions and provisions set forth below and in the Prospectus. The telephone privileges may be modified or terminated at any time.
Telephone redemption requests must meet the following conditions to be accepted by Voya Investment Management:
(a)	Proceeds of the redemption may be directly deposited into a predetermined bank account, or mailed to the current address on record. This address cannot reflect any change within the previous 30 days.
(b)	Certain account information will need to be provided for verification purposes before the redemption will be executed.
(c)	Only one telephone redemption (where proceeds are being mailed to the address of record) can be processed within a 30 day period.
(d)	The maximum amount which can be liquidated and sent to the address of record at any one time is $100,000.
(e)	The minimum amount which can be liquidated and sent to a predetermined bank account is $5,000.
(f)	If the exchange involves the establishment of a new account, the dollar amount being exchanged must at least equal the minimum investment requirement of the Voya fund being acquired.
(g)	Any new account established through the exchange privilege will have the same account information and options except as stated in the Prospectus.
(h)	Certificated shares cannot be redeemed or exchanged by telephone but must be forwarded to Voya Investment Management at Voya Investment Management
P.O. Box 9772
Providence, RI 02940-9772 and deposited into your account before any transaction may be processed.
(i)	If a portion of the shares to be exchanged are held in escrow in connection with a Letter of Intent, the smallest number of full shares of the Voya fund to be purchased on the exchange having the same aggregate NAV as the shares being exchanged shall be substituted in the escrow account. Shares held in escrow may not be redeemed until the Letter of Intent has expired and/or the appropriate adjustments have been made to the account.
(j)	Shares may not be exchanged and/or redeemed unless an exchange and/or redemption privilege is offered pursuant to the Fund’s then-current Prospectus.
(k)	Proceeds of a redemption may be delayed up to 15 days or longer until the check used to purchase the shares being redeemed has been paid by the bank upon which it was drawn.
Shareholder Information
Each Fund offers one or more of the shareholder services described below. You can obtain further information about these services by contacting each Fund at the telephone number or address listed on the cover of this SAI or from the Distributor, your financial adviser, your securities dealer or other financial intermediary.
Class O Shareholders should contact Capital One at 1-866-590-7629.
Investment Account and Account Statements
The Transfer Agent maintains an account for each shareholder under which the registration and transfer of shares are recorded and any transfers shall be reflected by bookkeeping entry, without physical delivery.
The Transfer Agent will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account (i.e., wiring instructions, telephone privileges, etc.). The Transfer Agent may charge you a fee for special requests such as historical transcripts of your account and copies of cancelled checks.
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Consolidated statements reflecting current values, share balances and year-to-date transactions generally will be sent to you each quarter. All accounts identified by the same social security number and address will be consolidated. For example, you could receive a consolidated statement showing your individual and IRA accounts. An IRS Form 1099 generally will also be sent each year by January 31.
With the prior permission of the other shareholders involved, you have the option of requesting that accounts controlled by other shareholders be shown on one consolidated statement. For example, information on your individual account, your IRA, your spouse’s individual account and your spouse’s IRA may be shown on one consolidated statement.
For investors purchasing shares of a Fund under a tax-qualified individual retirement account or pension plan or under a group plan through a person designated for the collection and remittance of monies to be invested in shares of a Fund on a periodic basis, the Fund may, in lieu of furnishing confirmations following each purchase of Fund shares, send statements no less frequently than quarterly pursuant to the provisions of the 1934 Act, and the rules thereunder. These quarterly statements, which would be sent to the investor or to the person designated by the group for distribution to its members, will be made within five business days after the end of each quarterly period and shall reflect all transactions in the investor’s account during the preceding quarter.
Reinvestment of Distributions
As noted in the Prospectus, shareholders have the privilege of reinvesting both income dividends and capital gains distributions, if any, in additional shares of a respective class of a Fund at the then current NAV, with no sales charge. Each Fund’s management believes that most investors desire to take advantage of this privilege. For all share classes except Class O shares, it has therefore made arrangements with its Transfer Agent to have all income dividends and capital gains distributions that are declared by each Fund automatically reinvested for the account of each shareholder. A shareholder may elect at any time by writing to a Fund or the Transfer Agent to have subsequent dividends and/or distributions paid in cash. In the absence of such an election, each purchase of shares of a class of a Fund is made upon the condition and understanding that the Transfer Agent is automatically appointed the shareholder’s agent to receive his dividends and distributions upon all shares registered in his or her name and to reinvest them in full and fractional shares of the respective class of the Fund at the applicable NAV in effect at the close of business on the reinvestment date. For Class O shareholders, this option will be selected automatically unless one of the other options is selected when completing your application. A shareholder may still, at any time after a purchase of Fund shares, request that dividends and/or capital gains distributions be paid to him or her in cash.
NET ASSET VALUE
As noted in the Prospectus, the NAV and offering price of each class of each Fund’s shares will be determined once daily as of the Market Close on the NYSE (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE) during each day on which the NYSE is open for trading.
The NAV of each Fund is based upon the NAVs of the Underlying Funds and other underlying securities.
Portfolio securities listed or traded on a national securities exchange will be valued at the last reported sale price on the valuation day. Securities traded on an exchange for which there has been no sale that day and other securities traded in the OTC market will be valued at the mean between the last reported bid and asked prices on the valuation day. In cases in which securities are traded on more than one exchange, the securities are valued on the exchange that is normally the primary market. The debt obligations held in a Fund’s portfolio will be valued using independent third party vendors.
Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) or are deemed unreliable are valued at their fair values as determined in good faith by or under the supervision of a Fund’s Board, in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its NAV, may also be valued at their fair values as determined in good faith by or under the supervision of the Fund’s Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance are likely to vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to a Fund related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.
The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time a Fund determines its NAV or if the foreign exchange closes prior to the time the Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the NYSE is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by the Fund in foreign securities markets. Further, the value of a Fund’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund. In calculating each Fund’s NAV, foreign securities in foreign currency are converted to U.S. dollar equivalents.
If an event occurs after the time at which the market for foreign securities held by a Fund closes but before the time that the Fund’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotations for such securities at the time the Fund determines its NAV. In such a case, a Fund will use the fair value of such securities as determined under the Fund’s valuation procedures. Events after the close of trading on a foreign market that could require a Fund to fair value some or all of its foreign securities include, among others, securities trading in the United States and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a
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security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, nor that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, a Fund is not obligated to use the fair valuation suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred, or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Fund’s NAV.
Options on securities, currencies, futures, and other financial instruments purchased by a Fund are valued at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of OTC Options.
The fair value of other assets is added to the value of all securities positions to arrive at the value of a Fund’s total assets. A Fund’s liabilities, including accruals for expenses, are deducted from its total assets. Once the total value of a Fund’s net assets is so determined, that value is then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearest cent, is the NAV per share.
In computing the NAV for a class of shares of a Fund, all class-specific liabilities incurred or accrued are deducted from the class’ net assets. The resulting net assets are divided by the number of shares of the class outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the NAV per share.
The per share NAV of Class A shares generally will be higher than the per share NAV of shares of the other classes, reflecting daily expense accruals of the higher service fees applicable to Class B and Class C. It is expected, however, that the per share NAV of the classes will tend to converge immediately after the payment of dividends or distributions that will differ by approximately the amount of the expense accrual differentials between the classes.
Orders received by dealers prior to Market Close will be confirmed at the offering price computed as of the close of regular trading on the NYSE provided the order is received by the Transfer Agent prior to Market Close that same day. It is the responsibility of the dealer to insure that all orders are transmitted timely to a Fund. Orders received by dealers after Market Close will be confirmed at the next computed offering price as described in the Prospectus.
TAX CONSIDERATIONS
The following discussion summarizes certain U.S. federal tax considerations generally affecting the Funds and their shareholders. This discussion does not provide a detailed explanation of all tax consequences, and shareholders are advised to consult their own tax advisers with respect to the particular federal, state, local and foreign tax consequences to them of an investment in the Funds. This discussion is based on the Code, U.S. Treasury regulations issued thereunder, and judicial and administrative authorities as in effect on the date of this SAI, all of which are subject to change, which change may be retroactive. In addition, future legislative, administrative changes, or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.
Rules of state and local taxation often differ from the rules for U.S. federal income taxation described herein. Shareholders are urged to consult their tax advisers as to the consequences of state and local tax rules affecting investment in the Funds.
Qualification as a Regulated Investment Company
Each Fund intends to qualify each year as a RIC under provisions of Subchapter M of the Code. To qualify for and to be taxed as a RIC, each Fund must, among other things: (i) derive at least 90% of its gross income each taxable year from: dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities and gains from the sale or other disposition of foreign currencies, net income derived from an interest in a qualified publicly traded partnership, or other income (including gains from options, futures contracts and forward contracts) derived with respect to the Fund’s business of investing in stocks, securities or currencies; (ii) diversify its holdings so that, at the end of each quarter of the taxable year or within 30 days thereafter: (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RIC, and other securities, with such other securities of any one issuer limited for the purpose of this calculation to an amount not greater than 5% of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer; and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. government securities or securities of other RIC) of any one issuer, of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related businesses or of one or more qualified publicly traded partnerships; and (iii) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) each taxable year.
The U.S. Treasury Department is authorized to issue regulations providing that foreign currency gains that are not directly related to a Fund’s principal business of investing in stock or securities (or options and futures with respect to stock or securities) will be excluded from the income which qualifies for purposes of the 90% gross income requirement described above. To date, however, no such regulations have been issued.
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As a RIC, a Fund generally will be relieved of liability for U.S. federal income tax on that portion of its investment company taxable income and net realized capital gains which it distributes to its shareholders. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement also are subject to a nondeductible 4% excise tax. To prevent application of the excise tax, each Fund currently intends to make distributions in accordance with the calendar year distribution requirement.
If, in any taxable year, a Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirement, it would (unless certain cure provisions apply) be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, a Fund’s distributions, to the extent derived from its current or accumulated earnings and profits, would constitute dividends (which may be eligible for the corporate dividends-received deduction or as qualified dividends for individual shareholders) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders’ hands as long-term capital gains. If a Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. Moreover, if a Fund failed to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize any net built in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if the Fund had been liquidated) in order to qualify as a RIC in a subsequent year.
Capital Loss Carryforwards
Pursuant to recently enacted legislation, net capital losses incurred in taxable year beginning after December 22, 2010 can be carried forward without expiration. Net capital losses incurred in taxable years beginning on or before December 22, 2010 can be carried forward for eight taxable years. Capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes were the following as of October 31, 2014:
8
Fund	Amount	Expiration Dates
Voya Diversified Emerging Markets Debt	($11,207)	None
	($40,778)	None
	($51,985)	Total
Voya Diversified International	($27,472,008)	2016
	($93,445,922)	2017
	($33,117,873)	2018
	($824,702)	2019
	($154,860,505)	Total
Dividends and Distributions
Dividends of investment company taxable income (including net short-term capital gains) are taxable to shareholders as ordinary income, whether paid in cash or invested in Fund shares. Distributions of investment company taxable income may be eligible for the corporate dividends-received deduction to the extent attributable to a Fund’s dividend income from U.S. corporations, and if other applicable requirements are met. However, the alternative minimum tax applicable to corporations may reduce the benefit of the dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by a Fund as capital gain dividends are not eligible for the dividends-received deduction and will generally be taxable to shareholders as long-term capital gains, regardless of the length of time the Fund’s shares have been held by a shareholder. Net capital gains from assets held for one year or less will be taxed as ordinary income.
Generally, dividends and distributions from a Fund are taxable to shareholders, whether received in cash or reinvested in shares of the Fund. Any distributions that are not from a Fund’s investment company taxable income or net capital gain may be characterized as a return of capital to shareholders or, in some cases, as capital gain. Shareholders will be notified annually as to the federal tax status of dividends and distributions they receive and any tax withheld thereon.
Current tax law generally provides for a preferential tax rate for individual taxpayers on long-term capital gains from sales and on certain qualifying dividends on corporate stock. The rate reductions do not apply to corporate taxpayers. A Fund will be able to separately report distributions of any qualifying long-term capital gains or qualifying dividends derived by the Fund from an Underlying Fund that would be eligible for the lower maximum rate. A shareholder and a Fund would also have to satisfy a more than sixty (60) day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. Distributions of earnings from an Underlying Fund to the Funds of non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer. Note that distributions of earnings from dividends paid by “qualified foreign corporations” to an Underlying Fund which is thereafter distributed to the Funds can also qualify for the lower tax rates on qualifying dividends. Qualified foreign corporations are corporations incorporated in a U.S. possession, corporations whose stock is readily tradable on an established securities market in the United States, and corporations eligible for the benefits of a comprehensive income tax treaty with the United States which satisfy certain other requirements. Passive foreign investment companies are not treated as “qualified foreign corporations.” For taxable years beginning after December 31, 2012, the maximum individual rate applicable to “qualified dividend income” and long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts.
Dividends, including capital gain dividends, declared in October, November, or December with a record date in such month and paid during the following January will be treated as having been paid by a Fund and received by shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.
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Distributions by the Fund reduce the NAV of a Fund shares. Should a distribution reduce the NAV below a shareholder’s cost basis, the distribution nevertheless may be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implication of buying shares just prior to a distribution by a Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to them.
A Fund will not be able to offset gains distributed by one Underlying Fund in which it invests against losses in another Underlying Fund in which such Fund invests. Redemptions of shares in an Underlying Fund, including those resulting from changes in the allocation among Underlying Funds, could also cause additional distributable gains to shareholders of a Fund. A portion of any such gains may be short-term capital gains that would be distributable as ordinary income to shareholders of a Fund. Further, a portion of losses on redemptions of shares in the Underlying Funds may be deferred under the wash sale rules. As a result of these factors, the use of the fund-of-funds structure by a Fund could therefore affect the amount, timing and character of distributions to shareholders. For taxable years beginning before December 22, 2010, the Fund will also not be able to pass through from the Underlying Funds any potential benefit from the foreign tax credit or income from certain federal obligations (that may be exempt from state tax). For taxable years beginning after December 22, 2010, the Fund will be able to pass through such benefits, provided that at least 50% of the Fund’s total assets are invested in other regulated investment companies.
Dividends, including capital gain dividends, declared in October, November, or December with a record date in such month and paid during the following January will be treated as having been paid by a Fund and received by shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.
Backup Withholding
Each Fund or an Underlying Fund generally will be required to withhold federal income tax equal to the fourth lowest tax rate applicable to unmarried individuals (currently at a rate of 28%) (“backup withholding”) from dividends paid, capital gain distributions, and redemption proceeds to shareholders if: (i) the shareholder fails to furnish the Underlying Fund with the shareholder’s correct taxpayer identification number or social security number and to make such certifications as the Fund or an Underlying Fund may require; (ii) the IRS notifies the Fund or an Underlying Fund that the taxpayer identification number furnished by the shareholder is incorrect; (iii) the IRS notifies the Fund or an Underlying Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect; or (iv) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Any amounts withheld may be credited against the shareholder’s federal income tax liability.
Foreign Currency Transactions
Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time an Underlying Fund accrues income or other receivable or accrues expenses or other liabilities denominated in a foreign currency and the time the Underlying Fund actually collects such receivable or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt instruments denominated in a foreign currency and on disposition of certain financial contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as “section 988” gains and losses, may increase or decrease the amount of an Underlying Fund’s net investment income to be distributed to its shareholders as ordinary income.
Foreign Shareholders
Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership (“foreign shareholder”), depends on whether the income from a Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder. If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends (including distributions of any net short-term capital gains) will generally be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Note that the preferential rate of tax applicable to certain dividends (discussed above) does not apply to dividends paid to foreign shareholders.
Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of a Fund, and distributions of net long-term capital gains that are designated as capital gain dividends. If the income from a Fund or an Underlying Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of the Fund or the Underlying Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations, and an additional branch profits tax may apply if the recipient foreign shareholder is classified as a corporation for U.S. federal income tax purposes.
Effective July 1, 2014, the Funds will be required to withhold U.S. tax (at a 30% rate) on payments of dividends and (effective January 1, 2017) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.
For taxable years beginning before January 1, 2014 (unless further extended by Congress), properly designated dividends received by a nonresident alien or foreign entity are generally exempt from U.S. federal withholding tax when they: (a) are paid in respect of a Fund’s “qualified net interest income” (generally, a Fund’s U.S. source interest income, reduced by expenses that are allocable to such income); or (b) are paid in connection with a Fund’s “qualified short-term capital gains” (generally, the excess of a Fund’s net short-term capital
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gain over the Fund’s long-term capital loss for such taxable year). However, depending on the circumstances, a Fund may designate all, some or none of the Fund’s potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and a apportion of the Fund’s distribution (e.g. interest from non U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding. There can be no assurance as to whether or not legislation will be enacted to extend this exemption.
Also, foreign shareholders may be subject to U.S. estate tax with respect to their Fund shares.
However, it is not anticipated that a substantial portion of the income and gains of the Funds will be eligible for this potential exemption from withholding. Additionally, depending on the circumstances, a Fund may designate all, some or none of such Fund’s potentially eligible dividends as eligible for this potential exemption.
Under the Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”), a foreign shareholder is subject to withholding tax in respect of a disposition of a U.S. real property interest and any gain from such disposition is subject to U.S. federal income tax as if such person were a U.S. person. Such gain is sometimes referred to as “FIRPTA gain.” If a Fund is a “U.S. real property holding corporation” and is not domestically controlled, any gain realized on the sale or exchange of Fund shares by a foreign shareholder that owns at any time during the five-year period ending on the date of disposition more than 5% of a class of Fund shares would be FIRPTA gain. After December 31, 2013, the same rule will apply to dispositions of Fund shares by foreign shareholders but without regard to whether the Fund is domestically controlled. A Fund will be a “U.S. real property holding corporation” if, in general, 50% or more of the fair market value of its assets consists of U.S. real property interests, including stock of certain U.S. REITs.
The Code provides a look-through rule for distributions of FIRPTA gain by a RIC if all of the following requirements are met: (i) the RIC is classified as a “qualified investment entity” (which includes a RIC if, in general more than 50% of the RIC’s assets consists of interest in REITs and U.S. real property holding corporations); and (ii) you are a foreign shareholder that owns more than 5% of a Fund’s shares at any time during the one-year period ending on the date of the distribution. If these conditions are met, Fund distributions to you to the extent derived from gain from the disposition of a U.S. real property interest, may also be treated as FIRPTA gain and therefore subject to U.S. withholding tax at a rate of 35%, and requiring that you file a nonresident U.S. income tax return. Also, such gain may be subject to a 30% branch profits tax in the hands of a foreign shareholder that is a corporation. Even if a foreign shareholder does not own more than 5% of the Fund’s shares, Fund distributions that are attributable to gain from the sale or disposition of a U.S. real property interest will be taxable as ordinary dividends subject to withholding at a 30% or lower treaty rate.
These rules apply to dividends paid by a Fund before January 1, 2014 (unless such sunset date is extended or made permanent). After such sunset date, Fund distributions from a REIT attributable to gain from the disposition of a U.S. real property interest will continue to be subject to the withholding rules described above provided the Fund would otherwise be classified as a “qualified investment entity”.
The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign taxes.
Foreign Withholding Taxes
Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source, subject to exemptions and rate reductions under income tax treaties between the United States and certain foreign countries. A Fund and its shareholders generally will not be entitled to any foreign tax credit or deduction with respect to such taxes against any United States federal income tax.
However, if at least 50% of the value of each Fund’s total assets as of the close of each quarter of the year is represented by interests in other RICs, and if more than 50% in value of an Underlying Fund’s total assets at the close of any taxable year consists of securities of foreign corporations, the Fund may file an election with the IRS (the “Foreign Election”) that would permit you to take a credit (or deduction) for foreign income taxes paid by the Fund. An Underlying Fund may be subject to certain holding period requirements with respect to securities held to take advantage of this credit. If the Foreign Election is made by a Fund, you would include in your gross income both dividends received from a Fund and foreign income taxes paid by an Underlying Fund provided certain requirements are satisfied. You would be entitled to treat the foreign income taxes withheld as a credit against your U.S. federal income taxes, subject to the limitations set forth in the Code with respect to the foreign tax credit generally. Alternatively, you could treat the foreign income taxes withheld as an itemized deduction from adjusted gross income in computing taxable income rather than as a tax credit.
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Options, Hedging Transactions, and Certain Financial Instruments
The taxation of equity options (including options on narrow-based stock indices) and OTC options on debt instruments is governed by Section 1234 of the Code. Pursuant to Section 1234 of the Code, with respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be short-term or long-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is short-term or long-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.
Certain options and financial contracts in which a Fund may invest are “section 1256 contracts.” Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”); however, foreign currency gains or losses (as discussed herein) arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by the Fund at the end of each taxable year (and on certain other dates as prescribed under the Code) are “marked-to-market” with the result that unrealized gains or losses are treated as though they were realized.
Generally, the hedging transactions undertaken by a Fund may result in “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of the straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Furthermore, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.
Each Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.
Because application of the straddle rules may affect the character of gains or losses, defer losses, and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a Fund that did not engage in such hedging transactions.
Notwithstanding any of the foregoing, a Fund may recognize gain (but not loss) from a constructive sale of certain “appreciated financial position” it holds if it enters into a short sale, notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. In that event, a Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon a Fund’s holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on a Fund’s holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not apply to transactions if such transaction is closed before the end of the 30th day after the close of a Fund’s taxable year and the Fund holds the appreciated financial position throughout the sixty (60) day period beginning with the day such transaction was closed.
Certain hedging activities may cause a dividend that would otherwise be subject to the lower tax rate applicable to “qualifying dividends income” to instead be taxed at the rate of tax applicable to ordinary income.
Requirements relating to each Fund’s tax status as a regulated investment company may limit the extent to which the Fund will be able to engage in transactions in options and foreign currency forward contracts.
Original Issue Discount and Market Discount
Certain debt instruments acquired by a Fund may be treated as debt instruments that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by a Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.
If a Fund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is “market discount.” If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by a Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it. In particular, a Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been included in income. In general, the amount of market discount that must be included for each period is equal to the lesser of: (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account); or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security’s maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the “accrued market discount.”
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There may be uncertainty as to the appropriate treatment of certain of the Funds’ investments for U.S. federal income tax purposes. In particular, the Funds may invest a portion of their net assets in below investment-grade instruments. Investments in those types of instruments may present special tax issues for the Funds. U.S. federal income tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by a Fund, to the extent necessary, in order to seek to ensure that it distributes sufficient income to ensure that it does not become subject to U.S. federal income or excise tax.
Other Investment Companies
It is possible that by investing in other investment companies, a Fund or an Underlying Fund may not be able to meet the calendar year distribution requirement and may be subject to federal income and excise tax. The diversification and distribution requirements applicable to a Fund and each Underlying Fund may limit the extent to which the Fund and Underlying Fund will be able to invest in other investment companies. When a Fund or an Underlying Fund invests in other investment companies, shareholders of the Fund or Underlying Fund bear their proportionate share of the underlying investment companies’ fees and expenses.
Passive Foreign Investment Companies
An Underlying Fund may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies (“PFICs”). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. In general, under the PFIC rules, an “excess distribution” received with respect to PFIC stock is treated as having been realized ratably over the period during which a Fund held the PFIC stock. A Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to that Fund’s holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.
An Underlying Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, another election may be available that involves marking to market each Fund’s PFIC stock at the end of each taxable year with the result that unrealized gains are treated as though they were realized and are reported as ordinary income; any mark-to-market losses, as well as loss from an actual disposition of PFIC stock, are reported as ordinary loss to the extent of any net mark-to-market gains included in income in prior years.
Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject the Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a Fund that did not invest in PFIC stock. Note that distributions from a PFIC are not eligible for the reduced rate of tax on “qualifying dividends.”
Sale or Other Disposition of Shares
Upon the redemption, sale or exchange of his/her shares, a shareholder generally will realize a taxable gain or loss depending upon his/her basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, which generally may be eligible for reduced federal tax rates (for shareholders who are individuals), depending on the shareholder’s holding period for the shares. Any loss realized on a redemption, sale or exchange will be disallowed to the extent that the shares disposed of are replaced (including replacement through the reinvesting of dividends and capital gain distributions in a Fund) within a period of sixty–one (61) days beginning thirty (30) days before and ending thirty (30) days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund’s shares held by the shareholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares.
In some cases, shareholders will not be permitted to take sales charges into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where: (i) the shareholder incurs a sales charge in acquiring the stock of a RIC; (ii) the stock is disposed of before the ninety-first day after the date on which it was acquired; and (iii) the shareholder subsequently acquires shares of the same or another RIC and the otherwise applicable sales charge is reduced or eliminated under a “reinvestment right” received upon the initial purchase of shares of stock; and (iv) the subsequently purchased shares are acquired no later than January 31st of the following calendar year. In that case, the gain or loss recognized will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred a sales charge initially. Sales charges affected by this rule are treated as if they were incurred with respect to the stock acquired under the reinvestment right. This provision may be applied to successive acquisitions of stock.
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Medicare Tax
For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceed certain threshold amounts.
Short Sales Against the Box
If a Fund sells short against the box, unless certain constructive sale rules (discussed above) apply, it may realize a capital gain or loss upon the closing of the sale. Such gain or loss generally will be long- or short-term depending upon the length of time a Fund held the security which it sold short. In some circumstances, short sales may have the effect of reducing an otherwise applicable holding period of a security in the portfolio. The constructive sale rule, however, alters this treatment by treating certain short sales against the box and other transactions as a constructive sale of the underlying security held by the Fund, thereby requiring current recognition of gain, as described more fully under “Options and Hedging Transactions” above. Similarly, if a Fund enters into a short sale of property that becomes substantially worthless, the Fund will recognize gain at that time as though it had closed the short sale. Future U.S. Treasury Regulations may apply similar treatment to other transactions with respect to property that becomes substantially worthless.
Other Taxes
Distributions also may be subject to state, local and foreign taxes.
Cost Basis Reporting
Effective January 1, 2012, the IRS requires mutual fund companies and brokers to report on Form 1099-B the cost basis on the sale or exchange of Fund shares acquired on or after January 1, 2012 (“covered shares”). If you acquire and hold shares directly through the Funds and not through a financial intermediary, the Funds will use an average cost single category (“ACSC”) methodology for tracking and reporting your cost basis on covered shares, unless you request, in writing or electronically, another cost basis reporting methodology.
The available methods for reporting your cost basis include those set out in the chart below:
ACSC	Shares are depleted on a first-in, first-out basis with the cost basis calculated by multiplying the shares redeemed by the average cost per share on all shares purchased on or after January 1, 2012.
FIFO (First In, First Out)	Oldest shares purchased are redeemed first.
LIFO (Last In, First Out)	Most recent shares purchased are redeemed first.
HIFO (Highest Cost In, First Out)	Shares with highest cost basis are redeemed first.
LOFO (Lowest Cost In First Out)	Shares with lowest cost basis are redeemed first.
HILT (Highest Cost Long Term In, First Out)	Will redeem the long-term highest cost available shares first.
HIST (Highest Cost Short Term In, First Out)	Will redeem the short-term highest cost available shares first.
LILT (Lowest Cost Long Term In, First Out)	Will redeem the long-term lowest cost available shares first.
LIST (Lowest Cost Short Term In, First Out)	Will redeem the short-term lowest cost available shares first.
Specific Lot Depletion	The shares sold are specifically identified by you at the time of redemption.
You may elect which method you want to use by notifying a Fund in writing or electronically. This election may be revoked or changed by you at any time up to the date of your first redemption of covered shares. If you do not affirmatively elect a cost basis method then a Fund’s default cost basis calculation method, which is currently the ACSC method, will be applied to your account(s). The default method will also be applied to all new accounts established unless otherwise requested by you.
If you acquire and hold shares through a financial intermediary, please contact your financial intermediary for information related to cost basis defaults, cost basis selection, and cost basis reporting.
It is important for you to consult with your own tax advisor when selecting which cost basis tracking and relief methodology is in your best interest.
This discussion does not purport to deal with all of the tax consequences applicable to shareholders. Shareholders are advised to consult their own tax adviser for details with respect to the particular tax consequences to them of an investment in the Fund.
102

FINANCIAL STATEMENTS
The audited financial statements, and the independent registered accounting firm’s report thereon, are included in each Fund’s annual shareholder report for the fiscal year ended October 31, 2014 and are incorporated herein by reference.
An annual shareholder report containing financial statements audited by the Trust’s independent registered public accounting firm and an unaudited semi-annual report will be sent to shareholders each year.
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APPENDIX A – DESCRIPTION OF CORPORATE BOND RATINGS
MOODY’S
Aaa — Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa — Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.
A — Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.
Baa — Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba — Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B — Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
The modifier 1 indicates that the bond ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates the issuer ranks in the lower end of its rating category.
S&P
AAA — Bonds rated AAA have the highest rating assigned by Standard & Poor’s to a debt obligation. Capacity to pay interest and repay principal is extremely strong.
AA — Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.
A — Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.
BBB — Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.
BB — Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, the bonds face major uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.
B — Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.
The ratings from “AA” to “B” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
FITCH
AAA: Bonds considered to be investment-grade and of the highest quality. The obligor has an exceptionally strong ability to pay interest and repay principal which is unlikely to be affected by reasonably foreseeable events.
AA: Bonds considered to be investment-grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong although not quite as strong as bonds rated “AAA”. Because bonds rated in the “AAA” and “AA” categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated “F-1+”.
A: Bonds considered to be investment-grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.
A-1

BBB: Bonds considered to be investment-grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment-grade is higher than for bonds with higher ratings.
BB: Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.
B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.
CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.
CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.
C: Bonds are in imminent default in payment of interest or principal.
Plus (+) Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the “AAA” category.
NR: Indicates that Fitch does not rate the specific issue.
Conditional: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.
Suspended: A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.
Withdrawn: A rating will be withdrawn when an issue matures or is called or refinanced, and, at Fitch’s discretion, when an issuer fails to furnish proper and timely information.
RatingWatch: Ratings are placed on RatingWatch to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for potential downgrade, or “Evolving”, where ratings may be raised or lowered. RatingWatch is relatively short-term, and should be resolved within 12 months.
A-2

APPENDIX B – PROXY VOTING PROCEDURES AND GUIDELINES
B-1

VOYA FAMILY OF FUNDS

PROXY VOTING PROCEDURES AND GUIDELINES

Effective Date:  July 10, 2003

Revision Date:  November 20, 2014

B-1

I.	Introduction	1
II.	Compliance Committee	1
III.	Delegation of Voting Authority	1
IV.	Approval and Review of Procedures	3
V.	Voting Procedures and Guidelines	3
VI.	Conflicts of Interest	8
VII.	Reporting and Record Retention	8
EXHIBIT 1 — List of Voya funds		10
EXHIBIT 2 — Proxy Voting Procedures of the Advisers		11
I.	Introduction	11
II.	Roles and Responsibilities	11
III.	Voting Procedures	15
IV.	Assessment of the Proxy Advisory Firm and Conflicts of Interest	16
V.	Reporting and Record Retention	18
APPENDIX 1 — Proxy Group		19
EXHIBIT 3 — Proxy Voting Guidelines of the Voya funds		20
I.	Introduction	20
II.	Guidelines	20
General Policies		20
1.	The Board of Directors	21
2.	Proxy Contests	29
3.	Auditors	29
4.	Proxy Contest Defenses	30
5.	Tender Offer Defenses	31
6.	Miscellaneous	32
7.	Capital Structure	34
8.	Executive and Director Compensation	37
9.	State of Incorporation	41
10.	Mergers and Corporate Restructurings	41
11.	Mutual Fund Proxies	42
12.	Social and Environmental Issues	43
13.	International Proxies	43

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I.                                        Introduction

The following are the Proxy Voting Procedures and Guidelines (the “Procedures and Guidelines”) of the Voya family of funds set forth on Exhibit 1 attached hereto and each portfolio or series thereof, except for any “Sub-Adviser-Voted Series” identified on Exhibit 1 and further described in Section III. below (each non-Sub-Adviser-Voted Series hereinafter referred to as a “Fund” and collectively, the “Funds”).  The purpose of these Procedures and Guidelines is to set forth the process by which each Fund subject to these Procedures and Guidelines will vote proxies related to the equity assets in its investment portfolio (the “portfolio securities”).  The term “proxies” as used herein shall include votes in connection with annual and special meetings of equity stockholders but not those regarding bankruptcy matters and/or related plans of reorganization.  The Procedures and Guidelines have been approved by the Funds’ Boards of Trustees/Directors(1) (each a “Board” and collectively, the “Boards”), including a majority of the independent Trustees/Directors(2) of the Boards.  These Procedures and Guidelines may be amended only by the Boards.  The Boards shall review these Procedures and Guidelines at their discretion, and make any revisions thereto as deemed appropriate by the Boards.

II.                                   Compliance Committee

The Boards hereby delegate to the Compliance Committee of each Board (each a “Committee” and collectively, the “Committees”) the authority and responsibility to oversee the implementation of these Procedures and Guidelines and, where applicable, to make determinations on behalf of a Board with respect to the voting of proxies on behalf of each Fund.  Furthermore, the Boards hereby delegate to each Committee the authority to review and approve material changes to proxy voting procedures of any Fund’s investment adviser (the “Adviser”).  The Proxy Voting Procedures of the Adviser (the “Adviser Procedures”) are attached hereto as Exhibit 2.  Any determination regarding the voting of proxies of each Fund that is made by a Committee, or any member thereof, as permitted herein, shall be deemed to be a good faith determination regarding the voting of proxies by the full Board.  Each Committee may rely on the Adviser through the Proxy Coordinator, Proxy Advisory Firm, and/or Proxy Group (as such terms are defined in the Adviser Procedures (Exhibit 2, Sections II.A., B., and C., respectively)) to deal in the first instance with the application of these Procedures and Guidelines.  Each Committee shall conduct itself in accordance with its charter.

III.                              Delegation of Voting Authority

Except as otherwise provided for herein, the Boards hereby delegate to the Adviser to each Fund the authority and responsibility to vote all proxies with respect to all portfolio securities of the

(1)         Reference in these Procedures to one or more Funds shall, as applicable, mean those Funds that are under the jurisdiction of the particular Board or Compliance Committee at issue.  No provision in these Procedures is intended to impose any duty upon the particular Board or Compliance Committee with respect to any other Fund.

(2)         The independent Trustees/Directors are those Board members who are not “interested persons” of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

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Fund in accordance with the current proxy voting procedures and guidelines that have been approved by the Board.  The Boards may revoke such delegation with respect to any proxy or proposal, and assume the responsibility of voting any Fund proxy or proxies as they deem appropriate.  Non-material amendments to the Procedures and Guidelines may be approved for immediate implementation by the President or Chief Financial Officer of a Fund, subject to ratification at the next regularly scheduled meeting of the Compliance Committee.

A Board may elect to delegate the voting of proxies to the Sub-Adviser of a portfolio or series of the Voya funds.  In so doing, the Board shall also approve the Sub-Adviser’s proxy policies for implementation on behalf of such portfolio or series (a “Sub-Adviser-Voted Series”).  Sub-Adviser-Voted Series shall not be covered under these Procedures and Guidelines, except as described in Section VII.A. below with respect to vote reporting requirements, but rather shall be covered by such Sub-Adviser’s proxy policies, provided that the Board, including a majority of the independent Trustees/Directors(3), has approved them on behalf of such Sub-Adviser-Voted Series, and ratifies any subsequent changes at the next regularly scheduled meeting of the Compliance Committee and the Board.

When a Fund participates in the lending of its securities and the securities are on loan at record date, proxies related to such securities will not be forwarded to the Adviser by the Fund’s custodian and therefore will not be voted.  However, the Adviser shall use best efforts to recall or restrict specific securities from loan for the purpose of facilitating a “material” vote as described in the Adviser Procedures.

Funds that are “Funds-of-Funds” will “echo” vote their interests in underlying mutual funds, which may include mutual funds other than the Voya funds (or portfolios or series thereof) set forth on Exhibit 1 attached hereto.  This means that, if the Fund-of-Funds must vote on a proposal with respect to an underlying investment company, the Fund-of-Funds will vote its interest in that underlying fund in the same proportion all other shareholders in the underlying investment company voted their interests.

However, if the underlying fund has no other shareholders, the Fund-of-Funds will vote as follows:

A.                                    If the Fund-of-Funds and the underlying fund are being solicited to vote on the same proposal (e.g., the election of fund directors/trustees), the Fund-of-Funds will vote the shares it holds in the underlying fund in the same proportion as all votes received from the holders of the Fund-of-Funds’ shares with respect to that proposal; and

B.                                    If the Fund-of-Funds is being solicited to vote on a proposal for an underlying fund (e.g., a new Sub-Adviser to the underlying fund), and there is no corresponding proposal at the Fund-of-Funds level, the Board shall determine the most appropriate method of voting with respect to the underlying fund proposal.

(3)         The independent Trustees/Directors are those Board members who are not “interested persons” of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

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The foregoing procedure shall also apply to any Voya fund (an “Investing Fund”) that, while not a Fund-of-Funds, invests in one or more underlying funds.  Accordingly:

A.                                    Each Investing Fund will “echo” vote its interests in an underlying fund, if the underlying fund has shareholders other than the Investing Fund;

B.                                    In the event an underlying fund has no other shareholders, and the Investing Fund and the underlying fund are being solicited to vote on the same proposal, the Investing Fund will vote its interests in the underlying fund in the same proportion as all votes received from the holders of its own shares on that proposal; and

C.                                    In the event an underlying fund has no other shareholders, and there is no corresponding proposal at the Investing Fund level, the Board shall determine the most appropriate method of voting with respect to the underlying fund proposal.

A fund that is a “Feeder Fund” in a master-feeder structure does not echo vote.  Rather, it passes votes requested by the underlying master fund to its shareholders.  This means that, if the Feeder Fund is solicited by the master fund, it will request instructions from its own shareholders, either directly or, in the case of an insurance-dedicated Fund, through an insurance product or retirement plan, as to the manner in which to vote its interest in an underlying master fund.

When a Voya fund is a feeder in a master-feeder structure, proxies for the portfolio securities owned by the master fund will be voted pursuant to the master fund’s proxy voting policies and procedures.  As such, except as described in Section VII.A. below with respect to vote reporting requirements, Feeder Funds shall not be subject to these Procedures and Guidelines.

IV.                               Approval and Review of Procedures

Each Fund’s Adviser has adopted proxy voting procedures in connection with the voting of portfolio securities for the Funds as attached hereto in Exhibit 2.  The Boards hereby approve such procedures.  All material changes to the Adviser Procedures must be approved by the Boards or the Compliance Committees prior to implementation; however, the President or Chief Financial Officer of a Fund may make such non-material changes as he/she deems appropriate, subject to ratification by the Boards or the Compliance Committees at their next regularly scheduled meeting.

V.                                    Voting Procedures and Guidelines

The Guidelines that are set forth in Exhibit 3 hereto specify the manner in which the Funds generally will vote with respect to the proposals discussed therein.

Unless otherwise noted, the defined terms used hereinafter shall have the same meaning as defined in the Adviser Procedures (Exhibit 2).

A.                                    Routine Matters

The Proxy Advisory Firm shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear policy (e.g., “For,” “Against,”

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“Withhold,” or “Abstain”) on a proposal.  However, the Proxy Advisory Firm shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional (as such term is defined in the Adviser Procedures (Exhibit 2, Section II.D.)) recommends a vote contrary to the Guidelines.

B.                                    Matters Requiring Case-by-Case Consideration

The Proxy Advisory Firm shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted “case-by-case” consideration.

Upon receipt of a referral from the Proxy Advisory Firm, the Proxy Coordinator may solicit additional research from the Proxy Advisory Firm, Investment Professional(s), as well as from any other source or service.

Except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Proxy Advisory Firm’s recommendation, the Proxy Coordinator will forward the Proxy Advisory Firm’s analysis and recommendation and/or any research obtained from the Investment Professional(s), the Proxy Advisory Firm, or any other source to the Proxy Group.  The Proxy Group may consult with the Proxy Advisory Firm and/or Investment Professional(s), as it deems necessary.

In the event a Proxy Group member believes he/she has a potential conflict of interest that may preclude him/her from making a vote determination in the best interests of the beneficial owners of the applicable Fund, such Proxy Group member shall so advise the Proxy Coordinator.  The Proxy Group member may elect to recuse himself/herself from consideration of the relevant proxy or ask the Proxy Coordinator to solicit the opinion of Counsel (as such term is defined in the Adviser Procedures (Exhibit 2, Section IV.A.) on the matter, recusing himself/herself only in the event Counsel determines that a material conflict of interest (as such term is defined in Section V.B.3. below) exists with respect to the Proxy Group member.  If recusal, whether voluntary or pursuant to a finding of Counsel, does not occur prior to the member’s participation in any Proxy Group discussion of the relevant proxy, any Out-of-Guidelines Vote determination shall be subject to the Compliance Committee referral process described in Section V.B.3. below.

The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration.  In the event quorum requirements cannot be timely met in connection with a voting deadline, it shall be the policy of the Funds to vote in accordance with the Proxy Advisory Firm’s recommendation, unless the Proxy Advisory Firm’s recommendation is deemed to be materially conflicted as provided for under the Adviser Procedures, in which case no action shall be taken on such matter (i.e., a “Non-Vote”).

1.              Within-Guidelines Votes:  Votes in Accordance with a Fund’s Guidelines and/or, where applicable, Proxy Advisory Firm Recommendation

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In the event the Proxy Group and, where applicable, any Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Proxy Advisory Firm, through the Proxy Coordinator, to vote in this manner, except that the Proxy Coordinator may first consult with a Fund’s Compliance Committee as described in Section V.B.5. below.  Except as provided for herein, no Conflicts Report (as such term is defined in the Adviser Procedures (Exhibit 2, Section IV.B.)) is required in connection with Within-Guidelines Votes.

2.              Non-Votes:  Votes in Which No Action is Taken

The Proxy Group may recommend that a Fund refrain from voting under circumstances including, but not limited to, the following:  (1) if the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with fractional shares, securities no longer held in the portfolio of a Voya fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security.  In such instances, the Proxy Group may instruct the Proxy Advisory Firm, through the Proxy Coordinator, not to vote such proxy.  The Proxy Group may provide the Proxy Coordinator with standing instructions on parameters that would dictate a Non-Vote without the Proxy Group’s review of a specific proxy.

Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders’ rights are limited, Non-Votes may also occur in connection with a Fund’s related inability to timely access ballots or other proxy information in connection with its portfolio securities.

Non-Votes may also result in certain cases in which the Proxy Advisory Firm’s recommendation has been deemed to be conflicted, as described in Sections V.B. above and V.B.4. below.

3.              Out-of-Guidelines Votes:  Votes Contrary to Procedures and Guidelines, or Proxy Advisory Firm Recommendation; where applicable, Where No Recommendation is Provided by Proxy Advisory Firm; or Where Proxy Advisory Firm’s Recommendation is Conflicted

If the Proxy Group recommends that a Fund vote contrary to the Guidelines, or the recommendation of the Proxy Advisory Firm, where applicable; if the Proxy Advisory Firm has made no recommendation on a matter and the Procedures and Guidelines are silent; or the Proxy Advisory Firm’s recommendation on a matter is deemed to be materially conflicted as provided for under the Adviser Procedures, the Proxy Coordinator will then request that all members of the Proxy Group participating in the voting process and each Investment Professional participating in the voting process complete a Conflicts Report.

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As provided for in the Adviser Procedures, the Proxy Coordinator shall be responsible for identifying to Counsel potential conflicts of interest with respect to the Proxy Advisory Firm, the Advisers, the Funds’ principal underwriters (“Underwriters”), or an affiliated person (as such term is defined in Section 2(a)(3) of the Investment Company Act of 1940) of the Funds, their investment advisers, or principal underwriters (hereinafter, “Affiliate”).  Such potential conflicts of interest are identified by the Proxy Coordinator based upon information periodically provided by the Proxy Advisory Firm; analyses of client, distributor, broker-dealer, and vendor lists; and information derived from other sources, including public filings.  The Proxy Coordinator gathers and analyzes this information on a best efforts basis, as much of this information is provided directly by individuals and groups other than the Proxy Coordinator, and the Advisers rely upon the accuracy of the information received from such parties.  Such potential conflicts of interest shall be documented as deemed appropriate by Counsel, e.g., on a consolidated basis rather than individual Conflicts Reports.  Upon Counsel’s finding that a conflict of interest exists that could unduly influence vote recommendation(s) (a “material conflict of interest”) with respect to the Proxy Advisory Firm, the Advisers, Underwriters, or Affiliates, the participating members of the Proxy Group shall not be required to complete a Conflicts Report in connection with the relevant proxy.

If Counsel determines that a material conflict of interest appears to exist with respect to the Proxy Advisory Firm, the Advisers, Underwriters, or Affiliates, any participating member of the Proxy Group, or any participating Investment Professional(s), the Proxy Coordinator will then contact the Compliance Committee(s), generally through the Committee Chair, and forward all information relevant to the Committee’s review, including the following materials or a summary thereof:  the applicable Procedures and Guidelines; the recommendation of the Proxy Advisory Firm, where applicable; the recommendation of the Investment Professional(s), where applicable; any resources used by the Proxy Group in arriving at its recommendation; the Conflicts Report and/or any other written materials establishing whether a conflict of interest exists; and findings of Counsel).

If Counsel determines that there does not appear to be a material conflict of interest with respect to the Proxy Advisory Firm, the Advisers, Underwriters, Affiliates, any participating member of the Proxy Group, or any participating Investment Professional(s), the Proxy Coordinator will instruct the Proxy Advisory Firm to vote the proxy as recommended by the Proxy Group.

A vote that is contrary to the Proxy Advisory Firm’s recommendation, but is based on input from an Investment Professional provided in connection with a Guideline requiring case-by-case review while specifying that primary consideration will be given to such input, shall be not be deemed an Out-of-Guidelines Vote if the Investment Professional completes and returns a Conflicts Report and Counsel determines that no material conflict of interest appears to be

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present.  The Proxy Group members shall not be required to complete a Conflicts Report in connection with such votes.

4.              Referrals to a Fund’s Compliance Committee

A Fund’s Compliance Committee may consider all recommendations, analysis, research and Conflicts Reports provided to it by the Proxy Coordinator, Proxy Advisory Firm, Proxy Group, and/or Investment Professional(s), and any other written materials used to establish whether a conflict of interest exists, in determining how to vote the proxies referred to the Committee.  The Committee, generally through the Committee Chair, will instruct the Proxy Coordinator how such referred proposals should be voted.

The Proxy Coordinator shall use best efforts to timely refer matters to a Fund’s Committee for its consideration.  In the event any such matter cannot be timely referred to or considered by the Committee, it shall be the policy of the Funds, except as noted below, to vote Within Guidelines, except that Counsel may permit the Proxy Group to abstain from voting any proposal(s) subject to the material conflict, provided such abstention does not have the same effect as an “against” vote and therefore has no effect on the outcome of the vote.  If the Proxy Advisory Firm’s recommendation is deemed by Counsel to be materially conflicted on a matter, no action shall be taken on such matter, either by abstaining from voting any proposal(s) subject to the material conflict or not voting the entire proxy (i.e., a “Non-Vote”), as deemed appropriate by Counsel with respect to the nature of the Proxy Advisory Firm’s material conflict.

The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund’s Committee, as well as all applicable recommendations, analysis, research, Conflicts Reports, and vote determinations.

5.              Consultation with a Fund’s Compliance Committee

The Proxy Coordinator may consult with the Chair of a Fund’s Compliance Committee for guidance on behalf of the Committee if application of the Procedures and Guidelines is unclear or in connection with any unusual or controversial issue or a recommendation received from an Investment Professional.  The Chair may consider all recommendations, analysis, research, or Conflicts Reports provided by the Proxy Advisory Firm, Proxy Group, and/or Investment Professional(s).  The Chair may provide guidance or direct the Proxy Coordinator to refer the proposal(s) to the full Compliance Committee.  The guidance of the Chair, or the Committee, as applicable, shall be given primary consideration by the Proxy Group in making a vote determination.

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The Proxy Coordinator will maintain a record of all proxy questions that have been referred to the Chair or Committee for guidance, as well as all applicable recommendations, analysis, research, Conflicts Reports and vote determinations.

VI.                               Conflicts of Interest

In all cases in which a vote has not been clearly determined in advance by the Procedures and Guidelines or for which the Proxy Group recommends an Out-of-Guidelines Vote, and Counsel has determined that a material conflict of interest appears to exist with respect to the Proxy Advisory Firm, the Advisers, Underwriters, Affiliates, any participating member of the Proxy Group, or any Investment Professional participating in the voting process, the proposal shall be referred to the Fund’s Committee for determination so that the Adviser shall have no opportunity to exercise voting discretion over a Fund’s proxy in a situation in which the Adviser or its Underwriters or Affiliates or the Proxy Advisory Firm may be deemed to have a conflict of interest.  In the event a member of a Fund’s Committee believes he/she has a conflict of interest that would preclude him/her from making a vote determination in the best interests of the beneficial owners of the applicable Fund, such Committee member shall so advise the Committee Chair and recuse himself/herself with respect to determinations regarding the relevant proxy.

VII.                          Reporting and Record Retention

A.                                    Reporting by the Funds

Annually in August, each Fund and each Sub-Adviser-Voted Series will post its proxy voting record, or a link thereto, for the prior one-year period ending on June 30th on the Voya funds’ website.  The proxy voting record for each Fund and each Sub-Adviser-Voted Series will also be available on Form N-PX in the EDGAR database on the website of the Securities and Exchange Commission (“SEC”).  For any Voya fund that is a feeder in a master/feeder structure, no proxy voting record related to the portfolio securities owned by the master fund will be posted on the Voya funds’ website or included in the Fund’s Form N-PX; however, a cross-reference to the master fund’s proxy voting record as filed in the SEC’s EDGAR database will be included in the Fund’s Form N-PX and posted on the Voya funds’ website.  If any Feeder Fund was solicited for vote by its underlying master fund during the reporting period, a record of the votes cast by means of the pass-through process described in Section III. above will be included on the Voya funds’ website and in the Feeder Fund’s Form N-PX.

B.                                    Reporting to a Fund’s Compliance Committee

At each regularly scheduled meeting, the Committee will receive a report from the Proxy Coordinator indicating each proxy proposal, or a summary of such proposals, that was (1) voted Out-of-Guidelines, including any proposals voted Out-of-Guidelines pursuant to special circumstances raised by an Investment Professional; (2) voted Within Guidelines in cases in which an Investment Professional’s recommendation was not adopted by the Proxy Group; or (3) referred to the Committee for determination in accordance with Section V. hereof.  Such report shall indicate the name of the issuer, the substance of the proposal, a summary of the Investment Professional’s recommendation,

8

where applicable, and the reasons for voting, or recommending, an Out-of-Guidelines Vote or, in the case of (2) above, a Within-Guidelines Vote.

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EXHIBIT 1 — List of Voya funds

VOYA ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

VOYA BALANCED PORTFOLIO, INC.

VOYA EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

VOYA EQUITY TRUST

VOYA FUNDS TRUST

VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

VOYA INFRASTRUCTURE, INDUSTRIALS AND MATERIALS FUND

VOYA INTERMEDIATE BOND PORTFOLIO

VOYA INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

VOYA INVESTORS TRUST(4)

VOYA MONEY MARKET PORTFOLIO

VOYA MUTUAL FUNDS

VOYA PARTNERS, INC.

VOYA PRIME RATE TRUST

VOYA NATURAL RESOURCES EQUITY INCOME FUND

VOYA SENIOR INCOME FUND

VOYA SEPARATE PORTFOLIOS TRUST

VOYA SERIES FUND, INC.

VOYA STRATEGIC ALLOCATION PORTFOLIOS, INC.

VOYA VARIABLE FUNDS

VOYA VARIABLE INSURANCE TRUST

VOYA VARIABLE PORTFOLIOS, INC.

VOYA VARIABLE PRODUCTS TRUST

(4)         Sub-Adviser-Voted Series:  VY Franklin Mutual Shares Portfolio

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EXHIBIT 2 — Proxy Voting Procedures of the Advisers

Voya Investments, LLC

and

Directed Services LLC

I.                                        Introduction

Voya Investments, LLC and Directed Services LLC (each an “Adviser” and collectively, the “Advisers”) are the investment advisers for the registered investment companies and each series or portfolio thereof (each a “Fund” and collectively, the “Funds”) comprising the Voya family of funds.  As such, the Advisers have been delegated the authority to vote proxies with respect to securities for certain Funds over which they have day-to-day portfolio management responsibility.

The Advisers will abide by the proxy voting guidelines adopted by a Fund’s respective Board of Directors or Trustees (each a “Board” and collectively, the “Boards”) with regard to the voting of proxies unless otherwise provided in the proxy voting procedures adopted by a Fund’s Board.

In voting proxies, the Advisers are guided by general fiduciary principles.  Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages.  The Advisers will not subordinate the interest of beneficial owners to unrelated objectives.  Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

The following are the Proxy Voting Procedures of Voya Investments, LLC and Directed Services LLC (the “Adviser Procedures”) with respect to the voting of proxies on behalf of their client Funds as approved by the respective Board of each Fund.

Unless otherwise noted, best efforts shall be used to vote proxies in all instances.

II.                                   Roles and Responsibilities

A.                                    Proxy Coordinator

The Proxy Coordinator identified in Appendix 1 will assist in the coordination of the voting of each Fund’s proxies in accordance with the Voya family of funds Proxy Voting Procedures and Guidelines (the “Procedures” or “Guidelines” and collectively, the “Procedures and Guidelines”).  The Proxy Coordinator is authorized to direct the Proxy Advisory Firm to vote a Fund’s proxy in accordance with the Procedures and Guidelines unless the Proxy Coordinator receives a recommendation from an Investment Professional (as described below) to vote contrary to the Guidelines.  In such event, and in connection with proxy proposals requiring case-by-case consideration (except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Proxy Advisory Firm’s recommendation), the Proxy Coordinator will call a meeting of the Proxy Group (as described below).

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Responsibilities assigned herein to the Proxy Coordinator, or activities in support thereof, may be performed by such members of the Proxy Group or employees of the Advisers’ Affiliates as are deemed appropriate by the Proxy Group.

Unless specified otherwise, information provided to the Proxy Coordinator in connection with duties of the parties described herein shall be deemed delivered to the Advisers.

B.                                    Proxy Advisory Firm

An independent proxy voting service (the “Proxy Advisory Firm”), as approved by the Board of each Fund, shall be engaged to assist in the voting of Fund proxies for publicly traded securities through the provision of vote analysis, implementation, recordkeeping, and disclosure services.  The Proxy Advisory Firm is Institutional Shareholder Services Inc., a subsidiary of Vestar Capital Partners.  The Proxy Advisory Firm is responsible for coordinating with the Funds’ custodians to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion.  To the extent applicable, the Proxy Advisory Firm is required to vote and/or refer all proxies in accordance with these Adviser Procedures.  The Proxy Advisory Firm will retain a record of all proxy votes handled by the Proxy Advisory Firm.  Such record must reflect all the information required to be disclosed in a Fund’s Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act.  In addition, the Proxy Advisory Firm is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to the Adviser upon request.

The Proxy Advisory Firm shall be instructed to vote all proxies in accordance with a Fund’s Guidelines, except as otherwise instructed through the Proxy Coordinator by the Advisers’ Proxy Group or a Fund’s Compliance Committee (“Committee”).

The Proxy Advisory Firm shall be instructed to obtain all proxies from the Funds’ custodians and to review each proxy proposal against the Guidelines.  The Proxy Advisory Firm also shall be requested to call the Proxy Coordinator’s attention to specific proxy proposals that although governed by the Guidelines appear to involve unusual or controversial issues.

Subject to the oversight of the Advisers, the Proxy Advisory Firm shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services voting to the Advisers, including methods to reasonably ensure that its analysis and recommendations are not influenced by conflict of interest, and shall disclose such controls and policies to the Advisers when and as provided for herein.  Unless otherwise specified, references herein to recommendations of the Proxy Advisory Firm shall refer to those in which no material conflict of interest has been identified.

C.                                    Proxy Group

The Adviser shall establish a Proxy Group (the “Group” or “Proxy Group”) which shall assist in the review of the Proxy Advisory Firm’s recommendations when a proxy voting issue is referred to the Group through the Proxy Coordinator.  The members of the Proxy

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Group, which may include employees of the Advisers’ Affiliates, are identified in Appendix 1, as may be amended from time at the Advisers’ discretion.

A minimum of four (4) members of the Proxy Group (or three (3) if one member of the quorum is either the Fund’s Chief Investment Risk Officer or Chief Financial Officer) shall constitute a quorum for purposes of taking action at any meeting of the Group.  The vote of a simple majority of the members present and voting shall determine any matter submitted to a vote, except that tie votes shall be resolved by securing the vote of members not present at the meeting; provided, however, that the Proxy Coordinator shall ensure compliance with all applicable voting and conflict of interest procedures and shall use best efforts to secure votes from as many absent members as may reasonably be accomplished and to provide such members with a substantially similar level of relevant information as that provided at the in-person meeting.  In the event a tie vote cannot be timely resolved in this manner in connection with a voting deadline, or in the event that the vote remains a tie, the Proxy Coordinator shall follow the procedures established by a Fund’s Board for resolving a material conflict of interest.  In the event a tie vote cannot be timely resolved in this manner, the Proxy Coordinator shall follow the procedures established by a Fund’s Board to address a failure to timely meet quorum requirements.  A member of the Proxy Group may abstain from voting on any given matter, provided that the member does not participate in the Proxy Group discussion(s) in connection with the vote determination.  If abstention results in the loss of quorum, the process for resolving tie votes shall be observed.

The Proxy Group may meet in person or by telephone.  The Proxy Group also may take action via electronic mail in lieu of a meeting, provided that each Group member has received a copy of any relevant electronic mail transmissions circulated by each other participating Group member prior to voting and provided that the Proxy Coordinator follows the directions of a majority of a quorum (as defined above) responding via electronic mail.  For all votes taken in person or by telephone or teleconference, the vote shall be taken outside the presence of any person other than the members of the Proxy Group and such other persons whose attendance may be deemed appropriate by the Proxy Group from time to time in furtherance of its duties or the day-to-day administration of the Funds.  In its discretion, the Proxy Group may provide the Proxy Coordinator with standing instructions to perform responsibilities assigned herein to the Proxy Group, or activities in support thereof, on its behalf, provided that such instructions do not contravene any requirements of these Adviser Procedures or a Fund’s Procedures and Guidelines.

A meeting of the Proxy Group will be held whenever (1) the Proxy Coordinator receives a recommendation from an Investment Professional to vote a Fund’s proxy contrary to the Guidelines, or the recommendation of the Proxy Advisory Firm, where applicable, (2) the Proxy Advisory Firm has made no recommendation on a matter and the Procedures and Guidelines are silent, or (3) a matter requires case-by-case consideration, including those in which the Proxy Advisory Firm’s recommendation is deemed to be materially conflicted as provided for herein, provided that, if the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Proxy Advisory Firm’s recommendation and no issue of conflict

13

must be considered, the Proxy Coordinator may implement the instructions without calling a meeting of the Proxy Group.

For each proposal referred to the Proxy Group, it will review (1) the relevant Procedures and Guidelines, (2) the recommendation of the Proxy Advisory Firm, if any, (3) the recommendation of the Investment Professional(s), if any, and (4) any other resources that any member of the Proxy Group deems appropriate to aid in a determination of a recommendation.

If the Proxy Group recommends that a Fund vote in accordance with the Procedures and Guidelines, or the recommendation of the Proxy Advisory Firm, where applicable, it shall instruct the Proxy Coordinator to so advise the Proxy Advisory Firm, except that the Proxy Coordinator shall follow any procedures established by a Fund’s Board with respect to recommendations received from an Investment Professional.

If the Proxy Group recommends that a Fund vote contrary to the Guidelines, or the recommendation of the Proxy Advisory Firm, where applicable, or if the Proxy Advisory Firm’s recommendation on a matter is deemed to be materially conflicted as provided for herein, it shall follow the procedures for such voting as established by a Fund’s Board.  The Proxy Group may vote contrary to the Guidelines based on a recommendation from an Investment Professional, provided that incorporation of any such recommendation shall be subject to the conflict of interest review process established by a Fund’s Board.

The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration.  In the event quorum requirements cannot be timely met in connection with a voting deadline, the Proxy Coordinator shall follow the procedures for such voting as established by a Fund’s Board.

D.                                    Investment Professionals

The Funds’ Sub-Advisers and/or portfolio managers (each referred to herein as an “Investment Professional” and collectively, “Investment Professionals”) may submit, or be asked to submit, a recommendation to the Proxy Group regarding the voting of proxies related to the portfolio securities over which they have day-to-day portfolio management responsibility.  The Investment Professionals may accompany their recommendation with any other research materials that they deem appropriate or with a request that the vote be deemed “material” in the context of the portfolio(s) they manage, such that lending activity on behalf of such portfolio(s) with respect to the relevant security should be reviewed by the Proxy Group and considered for recall and/or restriction.  Input from the relevant Investment Professionals shall be given primary consideration in the Proxy Group’s determination of whether a given proxy vote is to be deemed material and the associated security accordingly restricted from lending.  The determination that a vote is material in the context of a Fund’s portfolio shall not mean that such vote is considered material across all Funds voting that meeting.  In order to recall or restrict shares timely for material voting purposes, the Proxy Group shall use best efforts to consider, and when deemed appropriate, to act upon, such requests timely.  Requests to review lending activity in connection with a potentially material vote may be initiated by any relevant Investment Professional and submitted for the Proxy Group’s consideration at any time.

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III.                              Voting Procedures

A.                                    In all cases, the Adviser shall follow the voting procedures as set forth in the Procedures and Guidelines of the Fund on whose behalf the Adviser is exercising delegated authority to vote.

B.                                    Routine Matters

The Proxy Advisory Firm shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear policy (e.g., “For,” “Against,” “Withhold,” or “Abstain”) on a proposal.  However, the Proxy Advisory Firm shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional recommends a vote contrary to the Guidelines.

C.                                    Matters Requiring Case-by-Case Consideration

The Proxy Advisory Firm shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted “case-by-case” consideration.

Upon receipt of a referral from the Proxy Advisory Firm, the Proxy Coordinator may solicit additional research from the Proxy Advisory Firm, Investment Professional(s), as well as from any other source or service.

Except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Proxy Advisory Firm’s recommendation, the Proxy Coordinator will forward the Proxy Advisory Firm’s analysis and recommendation and/or any research obtained from the Investment Professional(s), the Proxy Advisory Firm, or any other source to the Proxy Group.  The Proxy Group may consult with the Proxy Advisory Firm and/or Investment Professional(s), as it deems necessary.

1.              Within-Guidelines Votes:  Votes in Accordance with a Fund’s Guidelines and/or, where applicable, Proxy Advisory Firm Recommendation

In the event the Proxy Group and, where applicable, any Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Proxy Advisory Firm, through the Proxy Coordinator, to vote in this manner, except that the Proxy Coordinator shall follow any procedures established by a Fund’s Board with respect to recommendations received from an Investment Professional.  Except as provided for herein, no Conflicts Report (as such term is defined herein) is required in connection with Within-Guidelines Votes.

2.              Non-Votes:  Votes in Which No Action is Taken

The Proxy Group may recommend that a Fund refrain from voting under circumstances including, but not limited to, the following:  (1) if the economic

15

effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with fractional shares, securities no longer held in the portfolio of a Voya fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security.  In such instances, the Proxy Group may instruct the Proxy Advisory Firm, through the Proxy Coordinator, not to vote such proxy.  The Proxy Group may provide the Proxy Coordinator with standing instructions on parameters that would dictate a Non-Vote without the Proxy Group’s review of a specific proxy.

Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders’ rights are limited, Non-Votes may also occur in connection with a Fund’s related inability to timely access ballots or other proxy information in connection with its portfolio securities.

Non-Votes may also result in certain cases in which the Proxy Advisory Firm’s recommendation has been deemed to be conflicted, as provided for in the Funds’ Procedures.

3.              Out-of-Guidelines Votes:  Votes Contrary to Procedures and Guidelines, or Proxy Advisory Firm Recommendation, where applicable; Where No Recommendation is Provided by Proxy Advisory Firm; or Where Proxy Advisory Firm’s Recommendation is Conflicted

If the Proxy Group or, where applicable, an Investment Professional, recommends that a Fund vote contrary to the Guidelines, or the recommendation of the Proxy Advisory Firm, where applicable; if the Proxy Advisory Firm has made no recommendation on a matter and the Procedures and Guidelines are silent; or the Proxy Advisory Firm’s recommendation on a matter is deemed to be materially conflicted as provided for under these Adviser Procedures, the Proxy Coordinator will then implement the procedures for handling such votes as adopted by the Fund’s Board.

The Proxy Coordinator will maintain a record of all recommendations from Investment Professionals to vote contrary to the Guidelines, all proxy questions that have been referred to a Fund’s Compliance Committee, and all applicable recommendations, analysis, research, Conflicts Reports, and vote determinations.

IV.                               Assessment of the Proxy Advisory Firm and Conflicts of Interest

In furtherance of the Advisers’ fiduciary duty to the Funds and their beneficial owners, the Advisers shall establish the following:

A.                                    Assessment of the Proxy Advisory Firm

The Advisers shall establish that the Proxy Advisory Firm (1) is independent from

16

the Advisers, (2) has resources that indicate it can competently provide analysis of proxy issues, and (3) can make recommendations in an impartial manner and in the best interests of the Funds and their beneficial owners.  The Advisers shall utilize, and the Proxy Advisory Firm shall comply with, such methods for establishing the foregoing as the Advisers may deem reasonably appropriate and shall do so not less than annually as well as prior to engaging the services of any new proxy service.  The Proxy Advisory Firm shall also notify the Advisers in writing within fifteen (15) calendar days of any material change to information previously provided to an Adviser in connection with establishing the Proxy Advisory Firm’s independence, competence, or impartiality.

Information provided in connection with assessment of the Proxy Advisory Firm shall be forwarded to a member of the mutual funds practice group of Voya Investment Management (“Counsel”) for review.  Counsel shall review such information and advise the Proxy Coordinator as to whether a material concern exists and if so, determine the most appropriate course of action to eliminate such concern.

B.                                    Conflicts of Interest

The Advisers shall establish and maintain procedures to identify and address potential conflicts that may arise from time to time concerning the Proxy Advisory Firm.  Upon the Advisers’ request, which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to an Adviser, the Proxy Advisory Firm shall provide the Advisers with such information as the Advisers deem reasonable and appropriate for use in determining material relationships of the Proxy Advisory Firm that may pose a conflict of interest with respect to the Proxy Advisory Firm’s proxy analysis or recommendation(s).  The Proxy Coordinator shall forward all such information to Counsel for review.  Counsel shall review such information and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present.  Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund’s Procedures and Guidelines.

In connection with their participation in the voting process for portfolio securities, each member of the Proxy Group, and each Investment Professional participating in the voting process, must act solely in the best interests of the beneficial owners of the applicable Fund.  The members of the Proxy Group may not subordinate the interests of the Fund’s beneficial owners to unrelated objectives, including taking steps to reasonably insulate the voting process from any conflict of interest that may exist in connection with the Proxy Advisory Firm’s services or utilization thereof.

For all matters for which the Proxy Group or, where applicable, an Investment Professional, recommends an Out-of-Guidelines Vote, or for which a recommendation contrary to that of the Guidelines or, where applicable, the Proxy Advisory Firm, has been received from an Investment Professional, the Proxy

17

Coordinator will implement the procedures for handling such votes as adopted by the Fund’s Board, including completion of such Conflicts Reports as may be required under the Fund’s Procedures.  Completed Conflicts Reports should be provided to the Proxy Coordinator within two (2) business days and may be submitted to the Proxy Coordinator verbally, provided the Proxy Coordinator documents the Conflicts Report in writing.  Such Conflicts Report should describe any known relationships of either a business or personal nature not previously assessed by Counsel, which may include communications with respect to the referral item, but excluding routine communications with or submitted to the Proxy Coordinator or Investment Professional(s) on behalf of the subject company or a proponent of a shareholder proposal.  The Conflicts Report should also include written confirmation that any recommendation from an Investment Professional provided in connection with an Out-of-Guidelines Vote or under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

The Proxy Coordinator shall forward all Conflicts Reports to Counsel for review.  Counsel shall review each report and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present.  Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund’s Procedures and Guidelines.

V.                                    Reporting and Record Retention

The Adviser shall maintain the records required by Rule 204-2(c)(2), as may be amended from time to time, including the following: (1) A copy of each proxy statement received regarding a Fund’s portfolio securities.  Such proxy statements received from issuers are available either in the SEC’s EDGAR database or are kept by the Proxy Advisory Firm and are available upon request. (2) A record of each vote cast on behalf of a Fund. (3) A copy of any document created by the Adviser that was material to making a decision how to vote a proxy, or that memorializes the basis for that decision. (4) A copy of written requests for Fund proxy voting information and any written response thereto or to any oral request for information on how the Adviser voted proxies on behalf of a Fund.  All proxy voting materials and supporting documentation will be retained for a minimum of six (6) years, the first two (2) years in the Advisers’ office.

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APPENDIX 1 — Proxy Group

Name	Title or Affiliation

Stanley D. Vyner	Chief Investment Risk Officer and Executive Vice President, Voya Investments, LLC

Todd Modic	Senior Vice President, Voya Funds Services, LLC and Voya Investments, LLC; and Chief Financial Officer of the Voya Family of Funds

Maria Anderson	Vice President, Fund Compliance, Voya Funds Services, LLC

Sara Donaldson	Proxy Coordinator for the Voya Family of Funds and Vice President, Proxy Voting, Voya Funds Services, LLC

Julius A. Drelick III, CFA	Senior Vice President, Head of Fund Compliance, Voya Funds Services, LLC

Harley Eisner	Vice President, Financial Analysis, Voya Funds Services, LLC

Evan Posner, Esq.	Vice President and Counsel, Voya Family of Funds

Effective as of May 1, 2014

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EXHIBIT 3 — Proxy Voting Guidelines of the Voya funds

I.                                        Introduction

The following is a statement of the Proxy Voting Guidelines (“Guidelines”) that have been adopted by the respective Boards of Directors or Trustees of each Fund.  Unless otherwise provided for herein, any defined term used herein shall have the meaning assigned to it in the Funds’ and Advisers’ Proxy Voting Procedures (the “Procedures”).

Proxies must be voted in the best interest of the Fund(s).  The Guidelines summarize the Funds’ positions on various issues of concern to investors, and give a general indication of how Fund portfolio securities will be voted on proposals dealing with particular issues.  The Guidelines are not exhaustive and do not include all potential voting issues.

The Advisers, in exercising their delegated authority, will abide by the Guidelines as outlined below with regard to the voting of proxies except as otherwise provided in the Procedures.  In voting proxies, the Advisers are guided by general fiduciary principles.  Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages.  The Advisers will not subordinate the interest of beneficial owners to unrelated objectives.  Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

II.                                   Guidelines

The following Guidelines are grouped according to the types of proposals generally presented to shareholders of U.S. issuers:  Board of Directors, Proxy Contests, Auditors, Proxy Contest Defenses, Tender Offer Defenses, Miscellaneous, Capital Structure, Executive and Director Compensation, State of Incorporation, Mergers and Corporate Restructurings, Mutual Fund Proxies, and Social and Environmental Issues.  An additional section addresses proposals most frequently found in international proxies.

General Policies

These Guidelines apply to securities of publicly traded companies and to those of privately held companies if publicly available disclosure permits such application.  All matters for which such disclosure is not available shall be considered CASE-BY-CASE.

In all cases receiving CASE-BY-CASE consideration, including cases not specifically provided for under these Guidelines, unless otherwise determined in accordance with the Procedures or otherwise provided for under these Guidelines, it shall generally be the policy of the Funds to vote in accordance with the recommendation provided by the Funds’ Proxy Advisory Firm, Institutional Shareholder Services Inc., a subsidiary of  Vestar Capital Partners Inc.

Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote in accordance with the Proxy Advisory Firm’s recommendation when such recommendation aligns with the recommendation of the relevant issuer’s management or management has made no recommendation.  However, this policy shall not apply to CASE-BY-CASE proposals for which a contrary recommendation from the relevant Investment Professional(s) has been received and

20

is to be utilized, provided that incorporation of any such recommendation shall be subject to the conflict of interest review process required under the Procedures.

Recommendations from the Investment Professionals, while not required under the Procedures, may be submitted or requested in connection with any proposal and are likely to be requested with respect to proxies for private equity securities and/or proposals related to merger transactions/corporate restructurings, proxy contests, or unusual or controversial issues.  Such input shall be given primary consideration with respect to CASE-BY-CASE proposals being considered on behalf of the relevant Fund, provided that incorporation of any such recommendation shall be subject to the conflict of interest review process required under the Procedures.

Except as otherwise provided for herein, it shall generally be the policy of the Funds not to support proposals that would impose a negative impact on existing rights of the Funds to the extent that any positive impact would not be deemed sufficient to outweigh removal or diminution of such rights.

The foregoing policies may be overridden in any case as provided for in the Procedures.  Similarly, the Procedures provide that proposals whose Guidelines prescribe a firm voting position may instead be considered on a CASE-BY-CASE basis when unusual or controversial circumstances so dictate.

Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement, or other legal requirement to which an issuer may be or become subject.  No proposal shall be supported whose implementation would contravene such requirements.

1.                                      The Board of Directors

Voting on Director Nominees in Uncontested Elections

Unless otherwise provided for herein, the Proxy Advisory Firm’s standards with respect to determining director independence shall apply.  These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.

Agreement with the Proxy Advisory Firm’s independence standards shall not dictate that a Fund’s vote shall be cast according to the Proxy Advisory Firm’s corresponding recommendation.  Votes on director nominees not subject to specific policies described herein should be made on a CASE-BY-CASE basis.

Where applicable and except as otherwise provided for herein, it shall generally be the policy of the Funds to lodge disagreement with an issuer’s policies or practices by withholding support from a proposal for the relevant policy or practice rather than the director nominee(s) to which the Proxy Advisory Firm assigns a correlation.  Support shall be withheld from nominees deemed responsible for governance shortfalls, but if they are not standing for election (e.g., the board is classified), support shall generally not be withheld from others in their stead.  When a determination is made to withhold support due to concerns other than those related to an

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individual director’s independence or actions, responsibility may be attributed to the entire board, a committee, or an individual (such as the CEO or committee chair), taking into consideration whether the desired effect is to send a message or to remove the director from service.

Where applicable and except as otherwise provided for herein, generally vote FOR nominees in connection with issues raised by the Proxy Advisory Firm if the nominee did not serve on the board or relevant committee during the majority of the time period relevant to the concerns cited by the Proxy Advisory Firm.

WITHHOLD support from a nominee who, during both of the most recent two years, attended less than 75 percent of the board and committee meetings during the nominee’s period of service without a valid reason for the absences.  WITHHOLD support if two-year attendance cannot be ascertained from available disclosure.  DO NOT WITHHOLD support in connection with attendance issues for nominees who have served on the board for less than the two most recent years.

Unless a company has implemented a policy that should reasonably prevent abusive use of its poison pill, WITHHOLD support from nominees responsible for implementing excessive anti-takeover measures, including failure to remove restrictive poison pill features or to ensure a pill’s expiration or timely submission to shareholders for vote.  Responsibility will generally be assigned to the board chair or, if not standing for election, the lead director.  If neither is standing for election, WITHHOLD support from all continuing directors.

Consider on a CASE-BY-CASE basis any nominee whom the Proxy Advisory Firm cites as having failed to implement a majority-approved shareholder proposal.  Vote FOR if the shareholder proposal has been reasonably addressed.  Proposals seeking shareholder ratification of a poison pill may be deemed reasonably addressed if the company has implemented a policy that should reasonably prevent abusive use of the pill.  WITHHOLD support if the shareholder proposal at issue is supported under these Guidelines and the board has not disclosed a credible rationale for not implementing the proposal.

Consider on a CASE-BY-CASE basis any nominee whom the Proxy Advisory Firm cites as having failed to opt out of a state law requiring companies to implement a staggered board structure, generally withholding support when the company:

(1)                           Demonstrates sustained poor stock performance (measured by one- and three-year total shareholder returns);

(2)                           Has a non-shareholder-approved poison pill in place, without provisions to redeem or seek approval in a reasonable period of time; and

(3)                           Maintains a dual class capital structure, imposes a supermajority vote requirement, or has authority to issue blank check preferred stock.

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If the board has not acted upon negative votes (WITHHOLD or AGAINST, as applicable based on the issuer’s election standard) representing a majority of the votes cast at the previous annual meeting, consider board nominees on a CASE-BY-CASE basis.  Generally, vote FOR nominees when:

(1)                     The issue relevant to the majority negative vote has been adequately addressed or cured, which may include disclosure of the board’s rationale; or

(2)                     The Funds’ Guidelines or voting record do not support the relevant issue causing the majority negative vote.

If the above provisions have not been satisfied, generally WITHHOLD support from the chair of the nominating committee, or if not standing for election, consider CASE-BY-CASE.

WITHHOLD support from inside or affiliated outside directors who sit on the audit committee.

WITHHOLD support from inside or affiliated outside directors who sit on the compensation committee.

Vote FOR inside or affiliated outside directors who sit on the nominating committee, provided that such committee meets the applicable independence requirements of the relevant listing exchange.

Vote FOR inside or affiliated outside directors if the full board serves as the nominating committee OR has not created the committee, provided that the issuer is in compliance with all provisions of the listing exchange in connection with performance of relevant functions (e.g., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee).

Compensation Practices:

It shall generally be the policy of the Funds that matters of compensation are best determined by an independent board and compensation committee, but that support may be withheld from compensation committee members whose actions or disclosure do not appear to support compensation practices aligned with the best interests of the company and its shareholders.  Votes on compensation committee members in connection with compensation practices should be considered on a CASE-BY-CASE basis, and generally:

(1)                     Say on pay.  If shareholders have been provided with an advisory vote on executive compensation (say on pay, or “SOP”), and practices not supported under these Guidelines have been identified, it shall generally be the policy of the Funds to align with the Proxy Advisory Firm when a vote AGAINST the say on pay proposal has been recommended in lieu of withholding support from certain nominees for compensation concerns.  Issuers receiving negative recommendations on both compensation committee members and say on pay regarding issues not otherwise supported by these Guidelines will be considered on a CASE-BY-CASE basis.

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(2)                     Say on pay responsiveness.  Compensation committee members opposed by the Proxy Advisory Firm for failure to sufficiently address compensation concerns evidenced by significant opposition to the most recent SOP vote will be considered on a CASE-BY-CASE basis, factoring in the following:

(a)                      If the most recent SOP vote received majority opposition, generally vote AGAINST the compensation committee chair if the company has not demonstrated an adequate level of responsiveness.

(b)                     If the most recent SOP vote passed but received significant opposition, generally vote FOR the nominee(s) if a Fund voted FOR that SOP proposal or did not have voting rights on that proposal.  If a Fund voted AGAINST the SOP proposal and the company has not demonstrated an adequate level of responsiveness, generally vote AGAINST the compensation committee chair.

(c)                      If the compensation committee chair is not standing for election under circumstances meriting the chair’s opposition, consider the compensation committee member(s) opposed by the Proxy Advisory Firm on a CASE-BY-CASE basis.

(3)                     Say on frequency.  If the Proxy Advisory Firm opposes nominees because the company has implemented an SOP schedule that is less frequent than the frequency most recently preferred by at least a plurality of shareholders, generally WITHHOLD support from the compensation committee chair.  If the compensation committee chair is not standing for election, WITHHOLD support from the other compensation committee members.  If no compensation committee members are standing for election, consider other nominees opposed by the Proxy Advisory Firm on a CASE-BY-CASE basis.

(4)                     Tenure.  Where applicable and except as otherwise provided for herein, vote FOR compensation committee members who did not serve on the compensation committee during the majority of the time period relevant to the concerns cited by the Proxy Advisory Firm.

(5)                     Pay for performance.  Consider compensation committee members receiving an adverse recommendation from the Proxy Advisory Firm CASE-BY-CASE when the Proxy Advisory Firm has identified a pay practice (or combination of practices) not otherwise supported under these Guidelines that appears to have created a misalignment between CEO pay and performance with regard to shareholder value.  Generally vote FOR nominees if the company has provided a reasonable rationale regarding pay and performance and/or they appear reasonably correlated.  Generally WITHHOLD support from compensation committee members for structuring compensation packages that unreasonably insulate pay from performance conditions.

(6)                     Pay disparity.  Generally DO NOT WITHHOLD support from compensation committee members solely due to internal pay disparity as assessed by the Proxy Advisory Firm, but consider pay magnitude concerns on a CASE-BY-CASE basis.

(7)                     Change in control provisions.  If the Proxy Advisory Firm recommends withholding support from compensation committee members in connection with overly liberal change in control provisions, including those lacking a double trigger, generally WITHHOLD support from such nominees.  If the Proxy Advisory Firm recommends

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withholding support from compensation committee members in connection with potential change in control payments or tax-gross-ups on change in control payments, vote FOR the nominees if the amount appears reasonable and no material governance concerns exist.  Generally WITHHOLD support if the amount is so significant (individually or collectively) as to potentially influence an executive’s decision to enter into a transaction or to effectively act as a poison pill.

(8)                     Repricing.  If the Proxy Advisory Firm recommends withholding support from compensation committee members in connection with their failure to seek, or acknowledge, a shareholder vote on plans to reprice, replace, buy back, or exchange options, generally WITHHOLD support from such nominees, except that cancellation of options would not be considered an exchange unless the cancelled options were regranted or expressly returned to the plan reserve for reissuance.

(9)                     Tax benefits.  If the Proxy Advisory Firm recommends withholding support from compensation committee members that have approved compensation that is ineligible for tax benefits to the company (e.g., under Section 162(m) of OBRA), generally vote FOR such nominees if the company has provided an adequate rationale or the plan itself is being put to shareholder vote at the same meeting.  If the plan is up for vote, the provisions under Section 8. OBRA-Related Compensation Proposals shall apply.

(10)              Director perquisites.  If the Proxy Advisory Firm recommends withholding support from compensation committee members in connection with director compensation in the form of perquisites, generally vote FOR the nominees if the cost is reasonable in the context of the directors’ total compensation and the perquisites themselves appear reasonable given their purpose, the directors’ duties, and the company’s line of business.

(11)              Incentive plans.  Generally consider nominees on a CASE-BY-CASE basis in connection with short-term incentive plans over which the nominee has exercised discretion to exclude extraordinary items, and WITHHOLD support if treatment of such items has been inconsistent (e.g., exclusion of losses but not gains).  Generally WITHHOLD support from compensation committee members opposed by the Proxy Advisory Firm in connection with long-term incentive plans, or total executive compensation packages, inadequately aligned with shareholders because the vesting period is too short, performance period being measured is too short, or the packages lack an appropriate equity component (e.g., overly cash-based plans), except that the latter will be considered CASE-BY-CASE in connection with executives already holding significant equity positions.

(12)              Options backdating.  If the Proxy Advisory Firm has raised issues of options backdating, consider members of the compensation committee, as well as company executives nominated as directors, on a CASE-BY-CASE basis.

(13)              Independence from management.  Generally WITHHOLD support from compensation committee members cited by the Proxy Advisory Firm for permitting named executives to have excessive input into setting their own compensation.

(14)              Multiple concerns.  If the Proxy Advisory Firm recommends withholding support from compensation committee members in connection with other compensation practices

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such as tax gross-ups, perquisites, retention or recruitment provisions (including contract length or renewal provisions), “guaranteed” awards, pensions/SERPs, or severance or termination arrangements, vote FOR such nominees if the issuer has provided adequate rationale and/or disclosure, factoring in any overall adjustments or reductions to the compensation package at issue.  Except as otherwise provided for herein, generally DO NOT WITHHOLD support solely due to any single such practice if the total compensation appears reasonable, but consider on a CASE-BY-CASE basis compensation packages representing a combination of such provisions and deemed by the Proxy Advisory Firm to be excessive.

(15)              Commitments.  Generally, vote FOR compensation committee members receiving an adverse recommendation from the Proxy Advisory Firm due to problematic pay practices if the issuer makes a public commitment (e.g., via a Form 8-K filing) to rectify the practice on a going-forward basis.

(16)              Other.  If the Proxy Advisory Firm has raised other considerations regarding poor compensation practices, consider compensation committee members on a CASE-BY-CASE basis.

Accounting Practices:

(1)                     Generally, except as otherwise provided for herein, vote FOR independent outside director nominees serving on the audit committee.

(2)                     Where applicable and except as otherwise provided for herein, generally vote FOR nominees serving on the audit committee, or the company’s CEO or CFO if nominated as directors, who did not serve on that committee or have responsibility over the relevant financial function, as applicable, during the majority of the time period relevant to the concerns cited by the Proxy Advisory Firm.

(3)                     If the Proxy Advisory Firm has raised concerns regarding poor accounting practices, consider the company’s CEO and CFO, if nominated as directors, and nominees serving on the audit committee on a CASE-BY-CASE basis.  Generally vote FOR nominees if the company has taken adequate steps to remediate the concerns cited, which would typically include removing or replacing the responsible executives, and if the concerns are not re-occurring and/or the company has not yet had a full year to remediate the concerns since the time they were identified.

(4)                     If total non-audit fees exceed the total of audit fees, audit-related fees, and tax compliance and preparation fees, the provisions under Section 3. Auditor Ratification shall apply.

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Board Independence:

It shall generally be the policy of the Funds that a board should be majority independent and therefore to consider inside or affiliated outside director nominees when the full board is not majority independent on a CASE-BY-CASE basis.  Generally:

(1)                     WITHHOLD support from the fewest directors whose removal would achieve majority independence across the remaining board, except that support may be withheld from additional nominees whose relative level of independence cannot be differentiated.

(2)                     WITHHOLD support from all non-independent nominees, including the founder, chairman, or CEO, if the number required to achieve majority independence is equal to or greater than the number of non-independent nominees.

(3)                     Except as provided above, vote FOR non-independent nominees in the role of CEO, and when appropriate, founder or chairman, and determine support for other non-independent nominees based on the qualifications and contributions of the nominee as well as the Funds’ voting precedent for assessing relative independence to management, e.g., insiders holding senior executive positions are deemed less independent than affiliated outsiders with a transactional or advisory relationship to the company, and affiliated outsiders with a material transactional or advisory relationship are deemed less independent than those with lesser relationships.

(4)                     Non-voting directors (e.g., director emeritus or advisory director) shall be excluded from calculations with respect to majority board independence.

(5)                     When conditions contributing to a lack of majority independence remain substantially similar to those in the previous year, it shall generally be the policy of the Funds to vote on nominees in a manner consistent with votes cast by the Fund(s) in the previous year.

Generally vote FOR nominees without regard to “over-boarding” issues raised by the Proxy Advisory Firm unless other concerns requiring CASE-BY-CASE consideration have been raised.

Generally, when the Proxy Advisory Firm recommends withholding support due to assessment that a nominee acted in bad faith or against shareholder interests in connection with a major transaction, such as a merger or acquisition, or if the Proxy Advisory Firm recommends withholding support due to other material failures or egregious actions, consider on a CASE-BY-CASE basis, factoring in the merits of the nominee’s performance and rationale and disclosure provided.  If the Proxy Advisory Firm cites concerns regarding actions in connection with a candidate’s service on another board, vote FOR the nominee if the issuer has provided adequate rationale regarding the appropriateness of the nominee to serve on the board under consideration.

Generally, when the Proxy Advisory Firm recommends withholding support from any nominee due to share pledging concerns, consider on a CASE-BY-CASE basis, factoring in the pledged amount, unwind time, and any historical concerns being raised.  Responsibility will generally be assigned to the pledgor, where the pledged amount and unwind time are deemed significant and, therefore, an unnecessary risk to the company.

Performance Test for Directors

Consider nominees failing the Proxy Advisory Firm’s performance test, which includes market-based and operating performance measures, on a CASE-BY-CASE basis.  Input from the

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relevant Investment Professional(s) shall be given primary consideration with respect to such proposals.

Support will generally be WITHHELD from nominees receiving a negative recommendation from the Proxy Advisory Firm due to sustained poor stock performance (measured by one- and three-year total shareholder returns) combined with multiple takeover defenses/entrenchment devices if the issuer:

(1)                     Is a controlled company or has a non-shareholder-approved poison pill in place, without provisions to redeem or seek approval in a reasonable period of time; and

(2)                     Maintains a dual class capital structure, imposes a supermajority vote requirement, or has authority to issue blank check preferred stock.

Nominees receiving a negative recommendation from the Proxy Advisory Firm due to sustained poor stock performance combined with other takeover defenses/entrenchment devices will be considered on a CASE-BY-CASE basis.

Proposals Regarding Board Composition or Board Service

Generally, except as otherwise provided for herein, vote AGAINST shareholder proposals to impose new board structures or policies, including those requiring that the positions of chairman and CEO be held separately, but vote FOR proposals in connection with a binding agreement or other legal requirement to which an issuer has or reasonably may expect to become subject, and consider such proposals on a CASE-BY-CASE basis if the board is not majority independent or corporate governance concerns have been identified.  Generally, except as otherwise provided for herein, vote FOR management proposals to adopt or amend board structures or policies, except consider such proposals on a CASE-BY-CASE basis if the board is not majority independent, corporate governance concerns have been identified, or the proposal may result in a material reduction in shareholders’ rights.

Generally, vote AGAINST shareholder proposals:

•                  Asking that more than a simple majority of directors be independent.

•                  Asking that the independence of the compensation and/or nominating committees be greater than that required by the listing exchange.

•                  Limiting the number of public company boards on which a director may serve.

•                  Seeking to redefine director independence or directors’ specific roles (e.g., responsibilities of the lead director).

•                  Requesting creation of additional board committees or offices, except as otherwise provided for herein.

•                  Limiting the tenure of outside directors or imposing a mandatory retirement age for outside directors (unless the proposal seeks to relax existing standards), but generally vote FOR management proposals in this regard.

Generally, vote FOR shareholder proposals that seek creation of an audit, compensation, or nominating committee of the board, unless the committee in question is already in existence or the issuer has availed itself of an applicable exemption of the listing exchange (e.g., performance

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of relevant functions by a majority of independent directors in lieu of the formation of a separate committee).

Stock Ownership Requirements

Generally, vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.  Vote AGAINST proposals to limit or eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care.  Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.  Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if:

(1)                     The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; and

(2)                     Only if the director’s legal expenses would be covered.

2.                                      Proxy Contests

These proposals should generally be analyzed on a CASE-BY-CASE basis.  Input from the relevant Investment Professional(s) shall be given primary consideration with respect to proposals in connection with proxy contests being considered on behalf of that Fund.

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis.

Reimburse Proxy Solicitation Expenses

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis, generally voting FOR if associated nominees are also supported.

3.                                      Auditors

Ratifying Auditors

Generally, except in cases of poor accounting practices or high non-audit fees, vote FOR management proposals to ratify auditors.  Consider management proposals to ratify auditors on a CASE-BY-CASE basis if the Proxy Advisory Firm cites poor accounting practices.  If fees for non-audit services exceed 50 percent of total auditor fees as described below, consider on a CASE-BY-CASE basis, voting AGAINST management proposals to ratify auditors only if concerns exist that remuneration for the non-audit work is so lucrative as to taint the auditor’s independence.  For purposes of this review, fees deemed to be reasonable, generally non-recurring exceptions to the non-audit fee category (e.g., those related to an IPO) shall be excluded.  Generally vote FOR shareholder proposals asking the issuer to present its auditor annually for ratification.

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Auditor Independence

Generally, consider shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services) on a CASE-BY-CASE basis.

Audit Firm Rotation

Generally, vote AGAINST shareholder proposals asking for mandatory audit firm rotation.

4.                                      Proxy Contest Defenses

Presentation of management and shareholder proposals on the same matter on the same agenda shall not require a Fund to vote FOR one and AGAINST the other.

Board Structure:  Staggered vs. Annual Elections

Generally, vote AGAINST proposals to classify the board or otherwise restrict shareholders’ ability to vote upon directors and FOR proposals to repeal classified boards and to elect all directors annually.

Shareholder Ability to Remove Directors

Generally, vote AGAINST proposals that provide that directors may be removed only for cause.

Generally, vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Generally, vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Generally, vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Cumulative Voting

If the company is controlled or maintains a classified board of directors or a dual class voting structure, generally, vote AGAINST management proposals to eliminate cumulative voting (except that such proposals may be supported irrespective of classification in furtherance of an issuer’s plan to declassify its board or adopt a majority voting standard), and vote FOR shareholder proposals to restore or permit cumulative voting.

Time-Phased Voting

Generally, vote AGAINST proposals to implement, and FOR proposals to eliminate, time-phased or other forms of voting that do not promote a one share, one vote standard.

Shareholder Ability to Call Special Meetings

Generally, vote FOR shareholder proposals that provide shareholders with the ability to call special meetings when either (1) the company does not currently permit shareholders to do so or (2) the existing ownership threshold is greater than 25 percent.

Consider management proposals to permit shareholders to call special meetings on a CASE-BY-CASE basis, generally voting FOR such proposals not opposed by the Proxy Advisory Firm.  Generally vote FOR such proposals if the Proxy Advisory Firm’s sole concern relates to a net-long position requirement.

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Shareholder Ability to Act by Written Consent

Generally, vote AGAINST shareholder proposals seeking the right to act by written consent if the issuer:

(1)                     Permits shareholders to call special meetings;

(2)                     Does not impose supermajority vote requirements; and

(3)                     Has otherwise demonstrated its accountability to shareholders (e.g., the company has reasonably addressed majority-supported shareholder proposals).

Consider management proposals to eliminate the right to act by written consent on a CASE-BY-CASE basis, generally voting FOR if the above conditions are present.

Generally, vote FOR shareholder proposals seeking the right to act by written consent if the above conditions are not present.

Shareholder Ability to Alter the Size of the Board

Generally, vote FOR proposals that seek to fix the size of the board or designate a range for its size.

Generally, vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

5.                                      Tender Offer Defenses

Poison Pills

Generally, vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification, or to redeem its pill in lieu thereof, unless (1) shareholders have approved adoption of the plan, (2) a policy has already been implemented by the company that should reasonably prevent abusive use of the pill, or (3) the board had determined that it was in the best interest of shareholders to adopt a pill without delay, provided that such plan would be put to shareholder vote within twelve months of adoption or expire, and if not approved by a majority of the votes cast, would immediately terminate.

Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill.

Review on a CASE-BY-CASE basis management proposals to approve or ratify a poison pill or any plan or charter amendment (e.g., investment restrictions) that can reasonably be construed as an anti-takeover measure, with voting decisions generally based on the Proxy Advisory Firm’s approach to evaluating such proposals, considering factors such as rationale, trigger level, and sunset provisions.  Votes will generally be cast in a manner that seeks to preserve shareholder value and the right to consider a valid offer, voting AGAINST management proposals in connection with poison pills or anti-takeover activities that do not meet the Proxy Advisory Firm’s standards.

Fair Price Provisions

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

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Greenmail

Generally, vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Review on a CASE-BY-CASE basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Pale Greenmail

Review on a CASE-BY-CASE basis restructuring plans that involve the payment of pale greenmail.

Unequal Voting Rights

Generally, except as otherwise provided for herein, vote AGAINST dual-class exchange offers and dual-class recapitalizations.

Supermajority Shareholder Vote Requirement

Generally, vote AGAINST proposals to require a supermajority shareholder vote and FOR management or shareholder proposals to lower supermajority shareholder vote requirements, unless, for companies with shareholder(s) with significant ownership levels, the Proxy Advisory Firm recommends retention of existing supermajority requirements in order to protect minority shareholder interests.

White Squire Placements

Generally, vote FOR shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

6.                                      Miscellaneous

Amendments to Corporate Documents

Except to align with legislative or regulatory changes or when support is recommended by the Proxy Advisory Firm or relevant Investment Professional(s) (including, for example, as a condition to a major transaction such as a merger), generally, vote AGAINST proposals seeking to remove shareholder approval requirements or otherwise remove or diminish shareholder rights, e.g., by (1) adding restrictive provisions, (2) removing provisions or moving them to portions of the charter not requiring shareholder approval, or (3) in corporate structures such as holding companies, removing provisions in an active subsidiary’s charter that provide voting rights to parent company shareholders.  This policy would also generally apply to proposals seeking approval of corporate agreements or amendments to such agreements that the Proxy Advisory Firm recommends AGAINST because a similar reduction in shareholder rights is requested.

Generally, vote AGAINST proposals for charter amendments that support board entrenchment or may be used as an anti-takeover device (or to further anti-takeover conditions), particularly if the proposal is bundled or the board is classified.

Generally, vote FOR proposals seeking charter or bylaw amendments to remove anti-takeover provisions.

Consider proposals seeking charter or bylaw amendments not addressed under these Guidelines on a CASE-BY-CASE basis.

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Confidential Voting

Generally, vote FOR shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows:

•                  In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy.

•                  If the dissidents agree, the policy remains in place.

•                  If the dissidents do not agree, the confidential voting policy is waived.

Generally, vote FOR management proposals to adopt confidential voting.

Proxy Access

Consider on a CASE-BY-CASE basis proposals to provide shareholders with access to management’s proxy material in order to nominate their own candidates(s) to the board.  Generally, vote AGAINST shareholder proposals, unless significant or multiple corporate governance concerns have been identified.  Generally, vote FOR management proposals also supported by the Proxy Advisory Firm.

Majority Voting Standard

Generally, vote FOR proposals seeking election of directors by the affirmative vote of the majority of votes cast in connection with a meeting of shareholders, provided they contain a plurality carve-out for contested elections, and provided such standard does not conflict with state law in which the company is incorporated.  Generally, vote FOR amendments to corporate documents or other actions in furtherance of a majority standard.  (See also Section 11. Mutual Fund Proxies.)

Bundled Proposals

Except as otherwise provided for herein, review on a CASE-BY-CASE basis bundled or “conditioned” proxy proposals, generally voting AGAINST bundled proposals containing one or more items not supported under these Guidelines if the Proxy Advisory Firm or  relevant Investment Professional(s) deems the negative impact, on balance, to outweigh any positive impact.

Moot Proposals

Generally, vote with the Proxy Advisory Firm’s recommendation to withhold support (AGAINST or ABSTAIN, as appropriate) from a proposal for which support has become moot (e.g., an incentive grant to a person no longer employed by the company.)

Shareholder Advisory Committees

Review on a CASE-BY-CASE basis proposals to establish a shareholder advisory committee.

Reimburse Shareholder for Expenses Incurred

Voting to reimburse expenses incurred in connection with shareholder proposals should be analyzed on a CASE-BY-CASE basis.

Other Business

In connection with proxies of U.S. issuers (e.g., those filing a DEF 14A and considered domestic by the Proxy Advisory Firm), generally vote FOR management proposals for Other Business,

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except when the primary proposal is not supported by a Fund or in connection with a proxy contest in which a Fund is not voting in support of management.

Quorum Requirements

Review on a CASE-BY-CASE basis proposals to lower quorum requirements for shareholder meetings below a majority of the shares outstanding.

Advance Notice for Shareholder Proposals

Generally, vote FOR management proposals related to advance notice period requirements, provided that the period requested is in accordance with applicable law and no material governance concerns have been identified in connection with the issuer.

Multiple Proposals

Multiple proposals of a similar nature presented as options to the course of action favored by management may all be voted FOR, provided that support for a single proposal is not operationally required, no one proposal is deemed superior in the interest of the Fund(s), and each proposal would otherwise be supported under these Guidelines.

7.                                      Capital Structure

Common Stock Authorization

Review proposals to increase the number of shares of common stock authorized for issuance on a CASE-BY-CASE basis.  Except where otherwise indicated, the Proxy Advisory Firm’s proprietary approach of determining appropriate thresholds and, for requests above such allowable threshold, applying a company-specific, qualitative review (e.g., considering rationale and prudent historical usage), will generally be utilized in evaluating such proposals.

Generally, vote FOR:

•                  Proposals to authorize capital increases within the Proxy Advisory Firm’s allowable thresholds or those in excess but meeting Proxy Advisory Firm’s qualitative standards, but consider on a CASE-BY-CASE basis those requests failing the Proxy Advisory Firm’s review for proposals in connection with which a contrary recommendation from the relevant Investment Professional(s) has been received and is to be utilized (e.g., in support of a merger or acquisition proposal).

•                  Proposals to authorize capital increases within the Proxy Advisory Firm’s allowable thresholds or those in excess but meeting Proxy Advisory Firm’s qualitative standards, unless the company states that the stock may be used as a takeover defense.  In those cases, consider on a CASE-BY-CASE basis if a contrary recommendation from the relevant Investment Professional(s) has been received and is to be utilized.

•                  Proposals to authorize capital increases exceeding the Proxy Advisory Firm’s thresholds when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Generally, vote AGAINST:

•                  Proposals to increase the number of authorized shares of a class of stock if the issuance which the increase is intended to service is not supported under these Guidelines.

•                  Nonspecific proposals authorizing excessive discretion to a board.

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Consider management proposals to make changes to the capital structure not otherwise addressed under these Guidelines CASE-BY-CASE, generally voting with the Proxy Advisory Firm’s recommendation unless a contrary recommendation has been received from the relevant Investment Professional(s) and is to be utilized.

Dual Class Capital Structures

Generally, vote AGAINST:

•                  Proposals to create or perpetuate dual class capital structures unless supported by the Proxy Advisory Firm (e.g., to avert bankruptcy or generate non-dilutive financing, and not designed to increase the voting power of an insider or significant shareholder).

•                  Proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual class capital structures.

However, consider such proposals CASE-BY-CASE if (1) bundled with favorable proposal(s), (2) approval of such proposal(s) is a condition of such favorable proposal(s), or (3) part of a recapitalization for which support is recommended by the Proxy Advisory Firm or  relevant Investment Professional(s).

Consider management proposals to eliminate or make changes to dual class capital structures CASE-BY-CASE, generally voting with the Proxy Advisory Firm’s recommendation unless a contrary recommendation has been received from the relevant Investment Professional(s) and is to be utilized.

Generally, vote FOR shareholder proposals to eliminate dual class capital structures unless the relevant Fund owns a class with superior voting rights.

Stock Distributions: Splits and Dividends

Generally, vote FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares falls within the Proxy Advisory Firm’s allowable thresholds, but consider on a CASE-BY-CASE basis those proposals exceeding the Proxy Advisory Firm’s threshold for proposals in connection with which a contrary recommendation from the relevant Investment Professional(s) has been received and is to be utilized.

Reverse Stock Splits

Consider on a CASE-BY-CASE basis management proposals to implement a reverse stock split.  In the event the split constitutes a capital increase effectively exceeding the Proxy Advisory Firm’s allowable threshold because the request does not proportionately reduce the number of shares authorized, consider management’s rationale and/or disclosure, generally voting FOR, but generally not supporting additional requests for capital increases on the same agenda.

Preferred Stock

Review proposals to increase the number of shares of preferred stock authorized for issuance on a CASE-BY-CASE basis, and except where otherwise indicated, generally utilize the Proxy Advisory Firm’s approach for evaluating such proposals.  This approach incorporates both qualitative and quantitative measures, including a review of past performance (e.g., board governance, shareholder returns and historical share usage) and the current request (e.g., rationale, whether shares are blank check and declawed, and dilutive impact as determined through the Proxy Advisory Firm’s proprietary model for assessing appropriate thresholds).

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Generally, vote AGAINST proposals authorizing the issuance of preferred stock or creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock), but vote FOR if the Proxy Advisory Firm or  relevant Investment Professional(s) so recommends because the issuance is required to effect a merger or acquisition proposal.

Generally, vote FOR proposals to issue or create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense.  Generally vote AGAINST in cases where the company expressly states that, or fails to disclose whether, the stock may be used as a takeover defense, but vote FOR if the Proxy Advisory Firm or  relevant Investment Professional(s) so recommends because the issuance is required to address special circumstances such as a merger or acquisition.

Generally, vote FOR proposals to authorize or issue preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

Shareholder Proposals Regarding Blank Check Preferred Stock

Generally, vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

Adjustments to Par Value of Common Stock

Generally, vote FOR management proposals to reduce the par value of common stock, unless doing so raises other concerns not otherwise supported under these Guidelines.

Preemptive Rights

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights or management proposals that seek to eliminate them.  In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.

Debt Restructurings

Review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.

Share Repurchase Programs

Generally, vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms, but vote AGAINST plans with terms favoring selected parties.  This policy shall also apply to companies incorporated outside the U.S. if they are listed on a U.S. exchange and treated as a U.S. domestic issuer by the Securities and Exchange Commission (“SEC”).

Generally, vote FOR management proposals to cancel repurchased shares.

Generally, vote AGAINST proposals for share repurchase methods lacking adequate risk mitigation or exceeding appropriate volume or duration parameters for the market.

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Consider shareholder proposals seeking share repurchase programs on a CASE-BY-CASE basis, with input from the relevant Investment Professional(s) to be given primary consideration.

Tracking Stock

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis.

8.                                      Executive and Director Compensation

Except as otherwise provided for herein, votes with respect to compensation and employee benefit plans, or the issuance of shares in connection with such plans, should be determined on a CASE-BY-CASE basis, with voting decisions generally based on the Proxy Advisory Firm’s approach to evaluating such plans, which includes determination of costs and comparison to an allowable cap, except as otherwise provided herein.

•                  Generally, vote in accordance with the Proxy Advisory Firm’s recommendations FOR equity-based plans with costs within such cap and AGAINST those with costs in excess of it, except that plans above the cap may be supported if so recommended by the Proxy Advisory Firm or relevant Investment Professional(s) as a condition to a major transaction such as a merger.

•                  Generally, vote AGAINST plans if the Proxy Advisory Firm suggests cost or dilution assessment may not be possible due to the method of disclosing shares allocated to the plan(s).

•                  Generally, vote AGAINST equity-based plans whose awards further a misalignment between CEO pay and performance with regard to shareholder value, including where pay appears unreasonably insulated from performance conditions and/or awards under the plan are concentrated among named executive officers.

•                  Generally, vote AGAINST plans with inadequate disclosure regarding vesting or performance requirements.  However, except as otherwise provided herein, consider plans CASE-BY-CASE if the Proxy Advisory Firm questions the form or stringency of the vesting or performance criteria.

•                  Generally, vote FOR plans with costs within the cap if the primary concerns raised by the Proxy Advisory Firm pertain to matters that would not result in a negative vote under these Guidelines on a management say on pay proposal or the relevant board or committee member(s).

•                  Generally, vote AGAINST plans administered by potential grant recipients.

•                  Generally, vote AGAINST proposals to eliminate existing shareholder approval requirements for material plan changes, unless the company has provided a reasonable rationale and/or adequate disclosure regarding the requested changes.

•                  Generally vote AGAINST long-term incentive plans that are inadequately aligned with shareholders because the performance period is too short or they lack an appropriate equity component, except that such cases will be considered CASE-BY-CASE in connection with executives already holding significant equity positions.

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•                  Generally, vote AGAINST plans that contain an overly liberal change in control definition (e.g., does not result in actual change in control or results in a change in control but does not terminate the employment relationship).

•                  Consider plans CASE-BY-CASE if the Proxy Advisory Firm raises other considerations not otherwise provided for herein.

Management Proposals Seeking Approval to Reprice Options

Review on a CASE-BY-CASE basis management proposals seeking approval to reprice, replace, or exchange options, considering factors such as rationale, historic trading patterns, value-for-value exchange, vesting periods, and replacement option terms.  Generally, vote FOR proposals that meet the Proxy Advisory Firm’s criteria for acceptable repricing, replacement, or exchange transactions.  Generally, vote AGAINST compensation plans that (1) permit or may permit (e.g., history of repricing and no express prohibition against future repricing) repricing of stock options, or any form or alternative to repricing, without shareholder approval, (2) include provisions that permit repricing, replacement, or exchange transactions that do not meet the Proxy Advisory Firm’s criteria, or (3) give the board sole discretion to approve option repricing, replacement, or exchange programs.

Director Compensation

Votes on stock-based plans for directors are made on a CASE-BY-CASE basis, with voting decisions generally based on the Proxy Advisory Firm’s quantitative approach described above as well as a review of qualitative features of the plan when costs exceed the Proxy Advisory Firm’s threshold.

Employee Stock Purchase Plans

Votes on employee stock purchase plans, and capital issuances in support of such plans, should be made on a CASE-BY-CASE basis, with voting decisions generally based on the Proxy Advisory Firm’s approach to evaluating such plans.

OBRA-Related Compensation Proposals

Votes on plans intended to qualify for favorable tax treatment under the provisions of Section 162(m) of OBRA should be evaluated irrespective of the Proxy Advisory Firm’s assessment of board independence, provided that the board meets the independence requirements of the relevant listing exchange and no potential recipient under the plan(s) sits on the committee that exercises discretion over the related compensation awards.  Unless the issuer has provided a compelling rationale, generally vote with the Proxy Advisory Firm’s recommendations AGAINST plans that include practices or features not supported under these Guidelines or deliver excessive compensation that fails to qualify for favorable tax treatment.

Amendments that Place a Cap on Annual Grants or Amend Administrative Features

Generally, vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

Amendments to Add Performance-Based Goals

Generally, vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA, unless they are clearly inappropriate.

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Amendments to Increase Shares and Retain Tax Deductions Under OBRA

Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a CASE-BY-CASE basis, generally voting FOR such plans that do not raise any negative concerns under these Guidelines.

Approval of Cash or Cash-and-Stock Bonus Plans

Generally, vote FOR cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA, with primary consideration given to management’s assessment that such plan meets the requirements for exemption of performance-based compensation.  However, consider CASE-BY-CASE when broader compensation concerns exist.

Shareholder Proposals Regarding Executive and Director Pay

Unless evidence exists of abuse in historical compensation practices, and except as otherwise provided for herein, generally vote AGAINST shareholder proposals that seek to impose new compensation structures or policies.

Severance and Termination Payments

Generally, vote FOR shareholder proposals to have parachute arrangements submitted for shareholder ratification (with “parachutes” defined as compensation arrangements related to termination that specify change in control events) and provided that the proposal does not include unduly restrictive or arbitrary provisions such as advance approval requirements.

Generally, vote FOR shareholder proposals seeking double triggers on change in control cash severance provisions.

Consider on a CASE-BY-CASE basis proposals seeking a specific treatment (e.g., double trigger or pro-rata) of equity that vests upon change in control.  Generally vote FOR management proposals, unless evidence exists of abuse in historical compensation practices.  Generally vote AGAINST shareholder proposals regarding the treatment of equity if the change in control cash severance provisions are double-triggered and the company has provided a reasonable rationale regarding the treatment of equity.

Generally vote FOR shareholder proposals to submit executive severance agreements for shareholder ratification, if such proposals specify change in control events, Supplemental Executive Retirement Plans, or deferred executive compensation plans, or if ratification is required by the listing exchange.

Review on a CASE-BY-CASE basis all proposals to approve, ratify, or cancel executive severance or termination arrangements, including those related to executive recruitment or retention.  Generally vote FOR such compensation arrangements if:

(1)                     The primary concerns raised by the Proxy Advisory Firm would not result in a negative vote under these Guidelines on a management say on pay proposal or the relevant board or committee member(s);

(2)                     The issuer has provided adequate rationale and/or disclosure; or

(3)                     Support is recommended by the Proxy Advisory Firm or relevant Investment Professional(s) (e.g., as a condition to a major transaction such as a merger).

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However, vote in accordance with the Proxy Advisory Firm’s recommendations AGAINST new or materially amended plans, contracts, or payments that include single trigger change in control cash severance provisions or do not require an actual change in control in order to be triggered.

Consider on a CASE-BY-CASE basis any parachute arrangement proposals opposed by the Proxy Advisory Firm due to single trigger equity acceleration or legacy single trigger change in control cash severance provisions.  Generally vote FOR such proposals, unless:  (1) the total payout to the named executive officers is deemed excessive versus the transaction equity value of the merger, (2) the single-triggered component of the payout is excessive versus the total payout, or (3) the arrangements contain an overly liberal change in control definition.

Employee Stock Ownership Plans (ESOPs)

Generally, vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares).

401(k) Employee Benefit Plans

Generally, vote FOR proposals to implement a 401(k) savings plan for employees.

Holding Periods

Generally, vote AGAINST proposals requiring mandatory periods for officers and directors to hold company stock.

Advisory Votes on Executive Compensation (Say on Pay)

Generally, management proposals seeking ratification of the company’s compensation program will be voted FOR unless the program includes practices or features not supported under these Guidelines (including those referenced under Section 1. The Board of Directors, Compensation Practices) and the proposal receives a negative recommendation from the Proxy Advisory Firm.  Unless otherwise provided for herein, proposals not receiving the Proxy Advisory Firm’s support due to concerns regarding incentive structures, severance/termination payments, or vesting or performance criteria not otherwise supported by these Guidelines will be considered on a CASE-BY-CASE basis, factoring in whether the issuer has made improvements to its overall compensation program, and generally voting FOR if CEO pay appears aligned with performance and/or the company has provided a reasonable rationale and/or adequate disclosure regarding the matter(s) under consideration.  For say on pay proposals not supported by the Proxy Advisory Firm and referencing incentive plan concerns:

(1)                     Short-term incentive plans:  Proposals will be considered on a CASE-BY-CASE basis if they cite short-term incentive plans over which the board has exercised discretion to exclude extraordinary items, and voted AGAINST if treatment of such items has been inconsistent (e.g., exclusion of losses but not gains).

(2)                     Long-term incentive plans:  Proposals will be voted AGAINST if they cite long-term incentive plans that are inadequately aligned with shareholders because the performance period is too short or they lack an appropriate equity component (e.g., overly cash-based plans), except that the latter will be considered CASE-BY-CASE in connection with executives already holding significant equity positions.

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Generally, vote AGAINST proposals when named executives have material input into setting their own compensation.

Generally, vote AGAINST proposals presented by issuers subject to Troubled Asset Relief Program (TARP) provisions if there is inadequate discussion of the process for ensuring that incentive compensation does not encourage excessive risk-taking.

Frequency of Advisory Votes on Executive Compensation

Generally, support proposals seeking an annual say on pay and oppose those seeking a less frequent say on pay.

9.                                      State of Incorporation

Voting on State Takeover Statutes

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation should be examined on a CASE-BY-CASE basis, generally supporting management proposals not assessed as a (1) potential takeover defense or (2) significant reduction of minority shareholder rights that outweigh the aggregate positive impact, but if so assessed, weighing management’s rationale for the change.  Generally, vote FOR management reincorporation proposals upon which another key proposal, such as a merger transaction, is contingent if the other key proposal is also supported.  Generally, vote AGAINST shareholder reincorporation proposals not also supported by the company.

10.                               Mergers and Corporate Restructurings

Input from the relevant Investment Professional(s) shall be given primary consideration with respect to proposals regarding business combinations, particularly those between otherwise unaffiliated parties, or other corporate restructurings being considered on behalf of that Fund.

Generally, vote FOR a proposal not typically supported under these Guidelines if a key proposal, such as a merger transaction, is contingent upon its support and a vote FOR is accordingly recommended by the Proxy Advisory Firm or relevant Investment Professional(s).

Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, with voting decisions generally based on the Proxy Advisory Firm’s approach to evaluating such proposals if no input is provided by the relevant Investment Professional(s).

Corporate Restructurings

Votes on corporate restructuring proposals, including demergers, minority squeezeouts, leveraged buyouts, spinoffs, liquidations, dispositions, divestitures, and asset sales, should be considered on a CASE-BY-CASE basis, with voting decisions generally based on the Proxy Advisory Firm’s approach to evaluating such proposals if no input is provided by the relevant Investment Professional(s).

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Adjournment

Generally, vote FOR proposals to adjourn a meeting to provide additional time for vote solicitation when the primary proposal, such as a merger or corporate restructuring, is also supported.  Absent such a proposal, vote FOR adjournment if all other proposals are supported and AGAINST if all others are opposed.  Under any other circumstances, consider on a CASE-BY-CASE basis.

Appraisal Rights

Generally, vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

Changing Corporate Name

Generally, vote FOR changing the corporate name.

11.                               Mutual Fund Proxies

Approving New Classes or Series of Shares

Generally, vote FOR the establishment of new classes or series of shares.

Authorizing the Board to Hire and Terminate Sub-Advisers Without Shareholder Approval

Generally, vote FOR these proposals.

Master-Feeder Structure

Generally, vote FOR the establishment of a master-feeder structure.

Establish Director Ownership Requirement

Generally, vote AGAINST shareholder proposals for the establishment of a director ownership requirement.

The matters below should be examined on a CASE-BY-CASE basis:

•                  Election of Directors

•                  Converting Closed-end Fund to Open-end Fund

•                  Proxy Contests

•                  Investment Advisory Agreements

•                  Preferred Stock Proposals

•                  1940 Act Policies

•                  Changing a Fundamental Restriction to a Nonfundamental Restriction

•                  Change Fundamental Investment Objective to Nonfundamental

•                  Name Rule Proposals

•                  Disposition of Assets/Termination/Liquidation

•                  Changes to the Charter Document

•                  Changing the Domicile of a Fund

•                  Change in Fund’s Subclassification

•                  Distribution Agreements

•                  Mergers

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•                  Reimburse Shareholder for Expenses Incurred

•                  Terminate the Investment Adviser

•                  Majority Voting Proposals

12.                               Social and Environmental Issues

Boards of directors and company management are responsible for guiding the corporation in connection with matters that are most often the subject of shareholder proposals on social and environmental issues:  ensuring that the companies they oversee comply with applicable legal, regulatory and ethical standards, effectively managing risk, and assessing and addressing matters that may have a financial impact on shareholder value.  The Funds will generally vote in accordance with the board’s recommendation on such proposals unless it appears both that the stewardship noted above has fallen short and the issue is material to the company.  The former may be evidenced by the company’s failure to align its actions and disclosure with market practice and that of its peers, or the company’s having been subject to significant controversies, litigation, fines, or penalties in connection with the relevant issue.  Such instances will be considered CASE-BY-CASE.  The Funds will generally vote AGAINST shareholder proposals seeking to dictate corporate conduct, impose excessive costs or restrictions, duplicate policies already substantially in place, or release information that would not help a shareholder evaluate an investment in the corporation as an economic matter.  The Funds may ABSTAIN from voting on shareholder proposals where application of the Guidelines is unclear.  This may include cases where the concerns raised are considered valid but the policies or actions requested are not deemed appropriate or the issues are not clearly relevant to corporate performance or are not deemed appropriate for shareholder consideration.

13.                               International Proxies

Companies incorporated outside the U.S. shall generally be subject to the foregoing U.S. Guidelines if they are listed on a U.S. exchange and treated as a U.S. domestic issuer by the SEC.  Where applicable and not provided for otherwise herein, certain U.S. Guidelines may also be applied to companies incorporated outside the U.S., e.g., companies with a significant base of U.S. operations and employees.  However, the following provide for differing regulatory and legal requirements, market practices, and political and economic systems existing in various international markets.

Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote AGAINST international proxy proposals when the Proxy Advisory Firm recommends voting AGAINST such proposal because relevant disclosure by the issuer, or the time provided for consideration of such disclosure, is inadequate.  For purposes of these international Guidelines, “AGAINST” shall mean withholding of support for a proposal, resulting in submission of a vote of AGAINST or ABSTAIN, as appropriate for the given market and level of concern raised by the Proxy Advisory Firm regarding the issue or lack of disclosure or time provided.

In connection with practices described herein that are associated with a firm AGAINST vote, it shall generally be the policy of the Funds to consider them on a CASE-BY-CASE basis if the Proxy Advisory Firm recommends their support (1) as the issuer or market transitions to better practices (e.g., having committed to new regulations or governance codes) or (2) as the more favorable choice when shareholders must choose between alternate proposals.

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Routine Management Proposals

Generally, vote FOR the following and other similar routine management proposals:

•                  the opening of the shareholder meeting

•                  that the meeting has been convened under local regulatory requirements

•                  the presence of quorum

•                  the agenda for the shareholder meeting

•                  the election of the chair of the meeting

•                  the appointment of shareholders to co-sign the minutes of the meeting

•                  regulatory filings (e.g., to effect approved share issuances)

•                  the designation of inspector or shareholder representative(s) of minutes of meeting

•                  the designation of two shareholders to approve and sign minutes of meeting

•                  the allowance of questions

•                  the publication of minutes

•                  the closing of the shareholder meeting

Consider proposals seeking authority to call shareholder meetings on less than 21 days’ notice on a CASE-BY-CASE basis, with voting decisions generally based on the Proxy Advisory Firm’s approach to consider whether the issuer has provided clear disclosure of its compliance with any hurdle conditions for the authority imposed by applicable law and has historically limited its use of such authority to time-sensitive matters.

Discharge of Management/Supervisory Board Members

Generally, vote FOR management proposals seeking the discharge of management and supervisory board members, unless the Proxy Advisory Firm recommends AGAINST due to concern about the past actions of the company’s auditors or directors or legal action is being taken against the board by other shareholders, including when the proposal is bundled.  Generally do not withhold support from such proposals in connection with remuneration practices otherwise supported under these Guidelines or as a means of expressing disapproval of broader practices of the issuer or its board.

Director Elections

Unless otherwise provided for herein, the Proxy Advisory Firm’s standards with respect to determining director independence shall apply.  These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.

Agreement with the Proxy Advisory Firm’s independence standards shall not dictate that a Fund’s vote shall be cast according to the Proxy Advisory Firm’s corresponding recommendation.  Further, unless otherwise provided for herein, the application of Guidelines in connection with such standards shall apply only when the nominee’s level of independence can be ascertained based on available disclosure.  These policies generally apply to director nominees in uncontested elections; votes in contested elections, and votes on director nominees not subject to policies described herein, should be made on a CASE-BY-CASE basis, with primary consideration in contested elections given to input from the relevant Investment Professional(s).

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For issuers domiciled in Finland, France, Ireland, the Netherlands, Sweden, or tax haven markets, generally vote AGAINST non-independent directors opposed by the Proxy Advisory Firm when the full board serves as the audit or remuneration (compensation) committee, or the company does not have an audit or remuneration (compensation) committee.

For issuers in all markets, vote AGAINST non-independent nominees to the audit committee, as well as bundled slates including such nominees, unless the Proxy Advisory Firm otherwise recommends support (e.g., due to market practices or requirements).  If the slate is bundled and audit committee membership is unclear or proposed as a separate agenda item, vote FOR if the Proxy Advisory Firm otherwise recommends support.  For Canadian issuers, the Funds’ U.S. Guidelines with respect to audit committees shall apply.  For issuers in all markets, nominees (or slates of nominees) will be voted AGAINST if opposed by the Proxy Advisory Firm for failing to disclose audit fees broken down by category.  If the Proxy Advisory Firm opposes audit committee members because fees for non-audit services (excluding significant, one-time events) exceed 50 percent of total auditor fees, the provisions under Section 13. Ratification of Auditors and Approval of Auditors’ Fees shall apply.

For issuers in all markets, vote AGAINST non-independent nominees who sit on the remuneration (compensation) committee, as well as bundled slates including such nominees, unless the Proxy Advisory Firm otherwise recommends support (e.g., due to market practices or requirements).  If the slate is bundled and remuneration committee membership is unclear or proposed as a separate agenda item, vote FOR if the Proxy Advisory Firm otherwise recommends support.  For Canadian issuers, the Funds’ U.S. Guidelines with respect to compensation committees shall apply.

Generally, vote FOR non-independent directors when the full board serves as the nominating committee, or the company does not have a nominating committee, if the board meets the applicable independence requirements of the relevant listing exchange.  Vote FOR non-independent directors who sit on the nominating committee if such committee meets the applicable independence requirements of the relevant listing exchange.

Generally follow the Proxy Advisory Firm’s recommendations to vote AGAINST individuals nominated as outside/non-executive directors who do not meet the Proxy Advisory Firm’s standard for independence, unless the slate of nominees is bundled and includes independent nominees, in which case the proposal(s) to elect board members shall be considered on a CASE-BY-CASE basis.

Generally follow the Proxy Advisory Firm’s standards for withholding support (AGAINST or ABSTAIN, as appropriate) from bundled slates or non-independent directors (typically, but not always, excluding the CEO), as applicable, if the board does not meet the Proxy Advisory Firm’s independence standards or the board’s independence cannot be ascertained due to inadequate disclosure.

For issuers in Italy presenting multiple slates of directors (voto di lista), generally withhold support (AGAINST or ABSTAIN, as appropriate) from all slates until nominee names are disclosed, and upon disclosure, generally follow the Proxy Advisory Firm’s standards for assessing which slate is best suited to represent shareholder interests.

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For issuers in Japan, generally follow the Proxy Advisory Firm’s recommendations in furtherance of greater board independence and minority shareholder protections, including:

•                  At companies with controlling shareholders, if the board after the shareholder meeting does not include at least two directors deemed independent under the Proxy Advisory Firm’s standards, generally vote AGAINST reelection of top executives.

•                  At companies with a three-committee structure, generally vote AGAINST (1) outside director nominees not deemed independent under the Proxy Advisory Firm’s standards if the board after the shareholder meeting is not majority independent and (2) non-independent directors on the nominating committee if the board does not include at least two directors deemed independent under the Proxy Advisory Firm’s standards.

•                  At all companies, vote AGAINST the top executive if the board does not include at least one outside director.

Consider on a CASE-BY-CASE basis any nominee whom the Proxy Advisory Firm cites as having failed to implement a majority-approved shareholder proposal.  Vote FOR if the shareholder proposal has been reasonably addressed.  Vote AGAINST if the shareholder proposal is supported under these Guidelines and the board has not disclosed a credible rationale for not implementing the proposal.

Generally, withhold support (AGAINST or ABSTAIN, as appropriate) from nominees or slates of nominees opposed by the Proxy Advisory Firm because they are presented in a manner not aligned with market best practice and/or regulation, including:

•                  Bundled slates of nominees (e.g., Canada, France, Hong Kong, or Spain);

•                  Simultaneous reappointment of retiring directors (e.g., South Africa);

•                  In markets with term lengths capped by regulation or market practice, nominees whose terms exceed the caps or are not disclosed; or

•                  Nominees whose names are not disclosed in advance of the meeting or far enough in advance relative to voting deadlines to make an informed voting decision.

Generally vote FOR nominees without regard to recommendations that the position of chairman should be separate from that of CEO or otherwise required to be independent, unless other concerns requiring CASE-BY-CASE consideration have been raised.  The latter would include former CEOs proposed as board chairmen in markets such as the United Kingdom for which best practice and the Proxy Advisory Firm recommend against such practice.

When cumulative or net voting applies, generally vote with the Proxy Advisory Firm’s recommendation to support nominees asserted by the issuer to be independent, irrespective of audit committee membership, even if independence disclosure or criteria fall short of Proxy Advisory Firm’s standards.

Consider nominees for whom the Proxy Advisory Firm has raised concerns regarding scandals or internal controls on a CASE-BY-CASE basis, generally supporting nominees or slates of nominees unless:

•                  The scandal or shortfall in controls took place at the company, or an affiliate, for which the nominee is being considered;

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•                  Culpability can be attributed to the nominee (e.g., nominee manages or audits the relevant function); and

•                  The nominee has been directly implicated, with resulting arrest and criminal charge or regulatory sanction.

Consider non-independent nominees on a CASE-BY-CASE basis when the Proxy Advisory Firm has raised concerns regarding diminished shareholder value as evidenced by a significant drop in share price, generally voting with Proxy Advisory Firm’s recommendation AGAINST such nominees when few, if any, outside directors are present on the board and:

•                  The founding family has retained undue influence over the company despite a history of scandal or problematic controls;

•                  The nominees have engaged in protectionist activities such as introduction of a poison pill or preferential and/or dilutive share issuances; or

•                  Evidence exists regarding compliance or accounting shortfalls.

If the Proxy Advisory Firm recommends withholding support due to other material failures or egregious actions, the Funds’ U.S. Guidelines with respect to such issues shall apply.

Consider nominees serving on the remuneration committee on a CASE-BY-CASE basis if the Proxy Advisory Firm recommends withholding support from nominees in connection with remuneration practices not otherwise supported by these Guidelines, including cases in which the issuer has not followed market practice by submitting a resolution on executive compensation.  For Canadian issuers, the Funds’ U.S. Guidelines with respect to Section 1. Voting on Director Nominees in Uncontested Elections, Compensation Practices, shall apply.

For issuers in markets in which it is common practice for nominees’ attendance records to be disclosed, the Funds’ U.S. Guidelines with respect to director attendance shall apply.  The same two-year attendance policy shall be applied regarding attendance by directors and statutory auditors of Japanese companies if year-over-year data can be tracked by nominee.

Consider self-nominated or shareholder-nominated director candidates on a CASE-BY-CASE basis, with voting decisions generally based on the Proxy Advisory Firm’s approach to evaluating such candidates, except that (1) an unqualified candidate will generally not be supported simply to effect a “protest vote,” (2) a candidate will generally not be supported if the candidate’s agenda is not in line with the long-term best interests of the company, and (3) cases of multiple self-nominated candidates may be considered as a proxy contest if similar issues are raised (e.g., potential change in control).

Generally vote FOR nominees without regard to “over-boarding” issues raised by the Proxy Advisory Firm unless other concerns requiring CASE-BY-CASE consideration have been raised.

In cases where a director holds more than one board seat and corresponding votes, manifested as one seat as a physical person plus an additional seat as a representative of a legal entity, generally vote with the Proxy Advisory Firm’s recommendation to withhold support (AGAINST or ABSTAIN, as appropriate) from the legal entity and vote on the physical person.

Generally, vote with the Proxy Advisory Firm’s recommendation to withhold support (AGAINST or ABSTAIN, as appropriate) from nominees for whom support has become moot

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since the time the individual was nominated (e.g., due to death, disqualification, or determination not to accept appointment).

Generally, vote with the Proxy Advisory Firm’s recommendation when more candidates are presented than available seats and no other provisions under these Guidelines apply.

Board Structure

Generally, vote FOR proposals to fix board size, but vote AGAINST if the Proxy Advisory Firm opposes due to corporate governance, anti-takeover, or board independence concerns.  Generally, vote FOR proposals seeking a board range if the range is reasonable in the context of market practice and anti-takeover considerations.  Proposed article amendments in this regard shall be considered on a CASE-BY-CASE basis, with voting decisions generally based on the Proxy Advisory Firm’s approach to evaluating such proposals.  Consider other proposals regarding board structure or policies on a CASE-BY-CASE basis, voting AGAINST if they promote practices not supported under these Guidelines.

For Japanese issuers, generally, follow the Proxy Advisory Firm’s approach to proposals seeking a board structure that would provide greater independence oversight of management and the board.

Director and Officer Indemnification and Liability Protection

Generally, vote in accordance with the Proxy Advisory Firm’s standards for indemnification and liability protection for officers and directors, voting AGAINST overly broad provisions.

Independent Statutory Auditors

With respect to Japanese companies that have not adopted the three-committee structure, vote AGAINST any nominee to the position of “independent statutory auditor” whom the Proxy Advisory Firm considers affiliated, e.g., if the nominee has worked a significant portion of his career for the company, its main bank, or one of its top shareholders.  Where shareholders must vote on multiple nominees in a single resolution, vote AGAINST all nominees.  When multiple slates of statutory auditors are presented, generally vote with the Proxy Advisory Firm’s recommendation, typically to support nominees deemed to be more independent and/or aligned with interests of minority shareholders.

Generally, vote AGAINST incumbent nominees at companies implicated in scandals or exhibiting poor internal controls.

Key Committees

Generally, except where market practice otherwise dictates, vote AGAINST proposals that permit non-board members to serve on the audit, remuneration (compensation), or nominating committee, provided that bundled slates, if otherwise acceptable under these Guidelines, may be supported if no slate nominee serves on the relevant committee(s).  If not otherwise addressed under these Guidelines, consider other negative recommendations from the Proxy Advisory Firm regarding committee members on a CASE-BY-CASE basis.

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Director and Statutory Auditor Remuneration

Consider director compensation plans on a CASE-BY-CASE basis, with voting decisions generally based on the Proxy Advisory Firm’s approach to evaluating such proposals, while also factoring in the merits of the rationale and disclosure provided.

Generally, vote FOR proposals to approve the remuneration of directors and auditors as long as the amount is not excessive (e.g., significant increases should be supported by adequate rationale and disclosure), there is no evidence of abuse, the recipient’s overall compensation appears reasonable, and the board and/or responsible committee meet exchange or market standards for independence.

For European issuers, vote AGAINST non-executive director remuneration if:

•                  The advance general meeting documents do not specify fees paid to non-executive directors;

•                  The company seeks to excessively increase the fees relative to market or sector practices without providing a reasonable rationale for the increase; or

•                  It provides for granting of stock options or similarly structured equity-based compensation.

For Toronto Stock Exchange (TSX) issuers, the Proxy Advisory Firm’s limits with respect to equity awards to non-employee directors shall apply.

Bonus Payments

With respect to Japanese companies, generally follow the Proxy Advisory Firm’s guidelines on retirement and annual bonus payments, which include voting FOR retirement bonus proposals if all payments are for directors or auditors who have served as executives of the company and AGAINST such proposals if any payments are for outsiders, except when deemed appropriate by the Proxy Advisory Firm, provided that no payments shall be supported unless the individual or aggregate amounts are disclosed.  In all markets, if issues have been raised regarding a scandal or internal controls, generally vote AGAINST bonus proposals for retiring directors or continuing directors or auditors when culpability can be attributed to the nominee (e.g., if a Fund is also voting AGAINST the nominee under criteria herein regarding issues of scandal or internal controls), unless bundled with bonuses for a majority of directors or auditors a Fund is voting FOR.

Stock Option Plans for Independent Internal Statutory Auditors

With respect to Japanese companies, follow the Proxy Advisory Firm’s guidelines with respect to proposals regarding option grants to independent internal statutory auditors or other outside parties, generally voting AGAINST such plans.

Amendment Procedures for Equity Compensation Plans and Employee Share Purchase Plans (ESPPs)

For TSX issuers, votes with respect to amendment procedures for security-based compensation arrangements and ESPPs shall generally be cast in a manner designed to preserve shareholder approval rights, with voting decisions generally based on the Proxy Advisory Firm’s recommendation.

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Compensation Plans and Shares Reserved for Equity Compensation Plans

Unless otherwise provided for herein, votes with respect to equity compensation plans (e.g., option, warrant, restricted stock, or employee share purchase plans or participation in company offerings such as IPOs or private placements) or awards thereunder, the issuance of shares in connection with such plans, cash-based plans where appropriate, or related management proposals (e.g., article amendments), should be determined on a CASE-BY-CASE basis, with voting decisions generally based on the Proxy Advisory Firm’s approach to evaluating such proposals, considering quantitative or qualitative factors as appropriate for the market and utilizing the Proxy Advisory Firm’s methodology, including classification of a company’s stage of development as growth or mature and the corresponding determination as to reasonability of the share requests.

Generally, vote AGAINST proposals that:

•                  Exceed Proxy Advisory Firm’s recommended burn rates or dilution limits, including cases in which the Proxy Advisory Firm suggests dilution cannot be fully assessed (e.g., due to inadequate disclosure);

•                  Provide deep or near-term discounts (or the equivalent, such as dividend equivalents on unexercised options) to executives or directors, unless discounts to executives are deemed by the Proxy Advisory Firm to be adequately mitigated by other requirements such as long-term vesting or performance requirements (e.g., Japan) or broad-based employee participation otherwise meeting the Proxy Advisory Firm’s standards (e.g., France);

•                  Are administered with discretion by potential grant recipients, unless such discretion is deemed acceptable due to market practice or other mitigating provisions;

•                  Provide for retirement benefits or equity incentive awards to outside directors if not in line with market practice (e.g., Australia, Belgium, or The Netherlands);

•                  Permit financial assistance to executives, directors, subsidiaries, affiliates, or related parties under conditions not supported by the Proxy Advisory Firm (e.g., misaligned with shareholders’ interests and/or posing excessive risk or independence concerns);

•                  For matching share plans, do not meet the Proxy Advisory Firm’s standards, considering holding period, discounts, dilution, participation, purchase price, and performance criteria;

•                  Provide for vesting upon change in control if deemed to evidence a potential conflict of interest or anti-takeover device or if the change in control definition is too liberal (e.g., does not result in actual change in control);

•                  Provide inadequate disclosure regarding vesting or performance requirements.

•                  Include vesting or performance periods that do not meet market standards (or the Proxy Advisory Firm’s standards where market standards are unclear);

•                  Permit post-employment vesting or exercise if deemed inappropriate by the Proxy Advisory Firm;

•                  Allow plan administrators to make material amendments without shareholder approval unless adequate prior disclosure has been provided, with such voting decisions generally based on the Proxy Advisory Firm’s approach to evaluating such plans;

•                  Provide for contract or notice periods or severance/termination payments that exceed market practice, e.g., relative to multiples of annual compensation;

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•                  Promote a pay practice (or combination of practices) not otherwise supported under these Guidelines that appears to diminish accountability to shareholders and/or has created a misalignment between CEO pay and performance with regard to shareholder value; or

•                  Provide for retesting in connection with achievement of performance hurdles unless the Proxy Advisory Firm’s analysis indicates that (1) performance targets are adequately increased in proportion to the additional time available, (2) the retesting is de minimis as a percentage of overall compensation or is acceptable relative to market practice, or (3) the issuer has committed to cease retesting within a reasonable period of time.

Generally, vote FOR such plans/awards or the related issuance of shares that (1) do not suffer from the defects noted above or (2) otherwise meet the Proxy Advisory Firm’s tests if the considerations raised by the Proxy Advisory Firm pertain primarily to vesting provisions, performance hurdles, discretionary bonuses, recruitment awards, retention incentives, non-compete payments, severance/termination payments, or incentive structures if:

(1)                     The company has provided adequate disclosure and/or a reasonable rationale regarding the relevant plan/award, practice, or participation;

(2)                     The recipient’s overall compensation appears reasonable;

(3)                     Potential payments or awards are not so significant (individually or collectively) as to potentially influence an executive’s decision-making (e.g., to enter into a transaction that will result in a change of control payment) or to effectively act as a poison pill; and

(4)                     The board and/or responsible committee meet exchange or market standards for independence.

Unless otherwise provided for herein, market practice of the primary country in which a company does business or competes for talent, or in which an employee is serving, as applicable, shall supersede that of the issuer’s domicile.

Consider proposals in connection with such plans or the related issuance of shares in other instances on a CASE-BY-CASE basis.

Remuneration Reports (Advisory Votes on Executive Compensation)

Generally, withhold support (AGAINST or ABSTAIN as appropriate for specific market and level of concerns identified) from remuneration reports/advisory votes on compensation that include compensation plans that:

(1)                     Permit practices or features not supported under these Guidelines, including conditions described under Compensation Plans and Shares Reserved for Equity Compensation Plans above;

(2)                     Permit retesting excessive relative to market practice (irrespective of the Proxy Advisory Firm’s support for the report as a whole);

(3)                     Cite long-term incentive plans deemed to be inadequately aligned with shareholders because the performance period is too short or they lack an appropriate equity component (e.g., overly cash-based plans), except that the latter will be considered CASE-BY-CASE in connection with executives already holding significant equity positions;

(4)                     Cite equity award valuation methods triggering a negative recommendation from the Proxy Advisory Firm;

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(5)                     Include components, metrics, or rationales that have not been disclosed in line with market practice (although retrospective disclosure may be considered adequate);

(6)                     For issuers in Australia, permit open market purchase of shares in support of equity grants in lieu of seeking shareholder approval, but only if the issuer has a history of significant negative votes when formally seeking approval for such grants; or

(7)                     Include provisions for retirement benefits or equity incentive awards to outside directors if not in line with market practice, except that reports will generally be voted FOR if contractual components are reasonably aligned with market practices on a going-forward basis (e.g., existing obligations related to retirement benefits or terms contrary to evolving standards would not preclude support for the report).

Reports receiving the Proxy Advisory Firm’s support and not triggering the concerns cited above will generally be voted FOR.  Unless otherwise provided for herein, reports not receiving the Proxy Advisory Firm’s support due to concerns regarding vesting provisions, performance hurdles, discretionary bonuses, recruitment awards, retention incentives, non-compete payments, severance/termination payments, or incentive structures not otherwise supported by these Guidelines shall be considered on a CASE-BY-CASE basis, generally voted FOR if:

(1)                     The company has provided a reasonable rationale and/or adequate disclosure regarding the matter(s) under consideration;

(2)                     The recipient’s overall compensation appears reasonable;

(3)                     Potential payments or awards are not so significant (individually or collectively) as to potentially influence an executive’s decision-making (e.g., to enter into a transaction that will result in a change of control payment) or to effectively act as a poison pill; and

(4)                     The board and/or responsible committee meet exchange or market standards for independence.

Reports with typically unsupported features may be voted FOR when the Proxy Advisory Firm recommends their initial support as the issuer or market transitions to better practices (e.g., having committed to new regulations or governance codes).

Proposals to Provide an Advisory Vote on Executive Compensation

For issuers in Canada, generally support proposals seeking a say on pay, with a preference for an annual vote.

Shareholder Proposals Regarding Executive and Director Pay

Except as otherwise provided for herein, the Funds’ U.S. Guidelines with respect to shareholder proposals regarding executive and director pay shall generally apply.

General Share Issuances

Unless otherwise provided for herein, voting decisions shall generally be based on the Proxy Advisory Firm’s practice to determine support for general issuance requests (with or without preemptive rights), or related requests to repurchase and reissue shares, based on their amount relative to currently issued capital, appropriate volume and duration parameters, and market-specific considerations (e.g., priority right protections in France, reasonable levels of dilution and discount in Hong Kong).  Requests to reissue repurchased shares will not be supported unless a related general issuance request is also supported.

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Consider specific issuance requests on a CASE-BY-CASE basis based on the proposed use and the company’s rationale.

Generally, vote AGAINST proposals to issue shares (with or without preemptive rights), convertible bonds, or warrants, to grant rights to acquire shares, or to amend the corporate charter relative to such issuances or grants when concerns have been identified by the Proxy Advisory Firm with respect to inadequate disclosure, inadequate restrictions on discounts, failure to meet the Proxy Advisory Firm’s standards for general issuance requests, or authority to refresh share issuance amounts without prior shareholder approval.

Generally, vote AGAINST nonspecific proposals authorizing excessive discretion to a board.

Increases in Authorized Capital

Unless otherwise provided for herein, voting decisions should generally be based on the Proxy Advisory Firm’s approach, as follows.  Generally:

•                  Vote FOR nonspecific proposals, including bundled proposals, to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

•                  Vote FOR specific proposals to increase authorized capital, unless:

•                  The specific purpose of the increase (such as a share-based acquisition or merger) does not meet these Guidelines for the purpose being proposed; or

•                  The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

•                  Vote AGAINST proposals to adopt unlimited capital authorizations.

•                  The Proxy Advisory Firm’s market-specific exceptions to the above parameters shall be applied.

Preferred Stock

Unless otherwise provided for herein, voting decisions should generally be based on the Proxy Advisory Firm’s approach, including:

•                  Vote FOR the creation of a new class of preferred stock or issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

•                  Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets the Proxy Advisory Firm’s guidelines on equity issuance requests.

•                  Vote AGAINST the creation of (1) a new class of preference shares that would carry superior voting rights to the common shares or (2) blank check preferred stock, unless the board states that the authorization will not be used to thwart a takeover bid.

Poison Pills/Protective Preference Shares

Generally, vote AGAINST management proposals in connection with poison pills or anti-takeover activities (e.g., disclosure requirements or issuances, transfers, or repurchases) that do not meet the Proxy Advisory Firm’s standards.  Generally vote in accordance with Proxy Advisory Firm’s recommendation to withhold support from a nominee in connection with poison pill or anti-takeover considerations when responsibility for the actions can be reasonably

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attributed to the nominee.  Generally DO NOT VOTE AGAINST director remuneration in connection with poison pill considerations raised by the Proxy Advisory Firm.

Waiver on Tender-Bid Requirement

Generally, consider proposals on a CASE-BY-CASE basis seeking a waiver for a major shareholder or concert party from the requirement to make a buyout offer to minority shareholders, voting FOR when little concern of a creeping takeover exists and the company has provided a reasonable rationale for the request, and with voting decisions generally based on the Proxy Advisory Firm’s approach to evaluating such requests.

Approval of Financial Statements and Director and Auditor Reports

Generally, vote FOR management proposals seeking approval of financial accounts and reports, unless there is concern about the company’s financial accounts and reporting, which, in the case of related party transactions, would include concerns raised by the Proxy Advisory Firm regarding inadequate disclosure, remuneration arrangements (including severance/termination payments exceeding local standards for multiples of annual compensation), or consulting agreements with non-executive directors.  Unless otherwise provided for herein, reports not receiving the Proxy Advisory Firm’s support due to other concerns regarding severance/termination payments not otherwise supported by these Guidelines shall be considered on a CASE-BY-CASE basis, factoring in the merits of the rationale or disclosure provided and generally voted FOR if the overall remuneration package and/or program at issue appears reasonable and the board and/or responsible committee meet exchange or market standards for independence.  Generally, vote AGAINST board-issued reports receiving a negative recommendation from the Proxy Advisory Firm due to concerns regarding independence of the board or the presence of non-independent directors on the audit committee.  However, generally do not withhold support from such proposals in connection with remuneration practices otherwise supported under these Guidelines or as a means of expressing disapproval of broader practices of the issuer or its board.

Remuneration of Auditors

Generally, vote FOR proposals to authorize the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company.

Indemnification of Auditors

Generally, vote AGAINST proposals to indemnify auditors.

Ratification of Auditors and Approval of Auditors’ Fees

For Canadian issuers, the Funds’ U.S. Guidelines with respect to auditors and auditor fees shall apply.

For other markets, generally, follow the Proxy Advisory Firm’s standards for proposals seeking auditor ratification or approval of auditors’ fees, which generally indicate a vote FOR such proposals if the level of disclosure and independence meet the Proxy Advisory Firm’s standards.  However, if fees for non-audit services (excluding significant, one-time events) exceed 50 percent of total auditor fees, consider on a CASE-BY-CASE basis, and vote AGAINST ratification of auditors or approval of auditors’ fees opposed by the Proxy Advisory Firm if it appears that remuneration for the non-audit work is so lucrative as to taint the auditor’s independence, including circumstances where no rationale is provided.

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In other cases, generally vote FOR such proposals unless there are material concerns raised by the Proxy Advisory Firm about the auditor’s practices or independence.

Audit Commission

Consider nominees to the audit commission on a CASE-BY-CASE basis, with voting decisions generally based on the Proxy Advisory Firm’s approach to evaluating such candidates.

Allocation of Income and Dividends

With respect to Japanese companies, consider management proposals concerning allocation of income and the distribution of dividends, including adjustments to reserves to make capital available for such purposes, on a CASE-BY-CASE basis, generally voting with the Proxy Advisory Firm’s recommendations to support such proposals unless:

•                  The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

•                  The payout is excessive given the company’s financial position.

Generally vote FOR such proposals by issuers in other markets.

In any markets, in the event management offers multiple dividend proposals on the same agenda, consider on a CASE-BY-CASE basis, with primary consideration given to input from the relevant Investment Professional(s) and voting decisions generally based on the Proxy Advisory Firm’s recommendation if no input is received.

Stock (Scrip) Dividend Alternatives

Generally, vote FOR most stock (scrip) dividend proposals, but vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Debt Instruments and Issuance Requests

Generally, vote AGAINST proposals authorizing excessive discretion to a board to issue or set terms for debt instruments (e.g., commercial paper).  Generally, vote FOR debt issuances for companies when the gearing level (current debt-to-equity ratio) is between zero and 100 percent.  Review on a CASE-BY-CASE basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent, or for which inadequate disclosure precludes calculation of the gearing level, comparing any such proposed debt issuance to industry and market standards, and with voting decisions generally based on the Proxy Advisory Firm’s approach to evaluating such requests.

Financing Plans

Generally, vote FOR the adoption of financing plans if they are in the best economic interests of shareholders.

Related Party Transactions

Consider related party transactions on a CASE-BY-CASE basis.  Generally, vote FOR approval of such transactions unless the agreement requests a strategic move outside the company’s charter, contains unfavorable or high-risk terms (e.g., deposits without security interest or guaranty), or is deemed likely to have a negative impact on director independence.

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Approval of Donations

Generally, vote AGAINST such proposals unless adequate, prior disclosure of amounts is provided; if so, single- or multi-year authorities may be supported.

Capitalization of Reserves

Generally, vote FOR proposals to capitalize the company’s reserves for bonus issues of shares or to increase the par value of shares, unless concerns not otherwise supported under these Guidelines are raised by the Proxy Advisory Firm.

Investment of Company Reserves

These proposals should generally be analyzed on a CASE-BY-CASE basis, with primary consideration given to input from the relevant Investment Professional(s).

Article and Bylaw Amendments

Review on a CASE-BY-CASE basis all proposals seeking adoption of, or amendments to, the articles of association, bylaws, or related board policies.

Generally, vote FOR the proposal if:

•                  The change or policy is editorial in nature;

•                  Shareholder rights are protected;

•                  There is negligible or positive impact on shareholder value;

•                  Management provides adequate reasons for the amendments or the Proxy Advisory Firm otherwise supports management’s position;

•                  It seeks to discontinue and/or delist a form of the issuer’s securities when the relevant Fund does not hold the affected security type;

•                  Notice or disclosure requirements are reasonable; or

•                  The company is required to do so by law (if applicable).

Generally, vote AGAINST the proposal if:

•                  It removes or lowers quorum requirements for board or shareholder meetings below levels recommended by the Proxy Advisory Firm;

•                  It reduces relevant disclosure to shareholders;

•                  It seeks to align the articles with provisions of another proposal not supported by these Guidelines;

•                  It is not supported under these Guidelines, is presented within a bundled proposal, and the negative impact, on balance, outweighs any positive impact; or

•                  It imposes a negative impact on existing shareholder rights, including rights of the Funds, or diminishes accountability to shareholders to the extent that any positive impact would not be deemed to be sufficient to outweigh removal or diminution of such rights.

With respect to article amendments for Japanese companies:

•                  Generally vote FOR management proposals to amend a company’s articles to expand its business lines.

•                  Generally vote FOR management proposals to amend a company’s articles to provide for an expansion or reduction in the size of the board, unless the expansion/reduction is clearly disproportionate to the growth/decrease in the scale of the business or raises anti-takeover concerns.

•                  If anti-takeover concerns exist, generally vote AGAINST management proposals,

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including bundled proposals, to amend a company’s articles to authorize the Board to vary the annual meeting record date or to otherwise align them with provisions of a takeover defense.

•                  Generally follow the Proxy Advisory Firm’s guidelines with respect to management proposals regarding amendments to authorize share repurchases at the board’s discretion, voting AGAINST proposals unless there is little to no likelihood of a creeping takeover or constraints on liquidity (free float of shares is low), and where the company is trading at below book value or is facing a real likelihood of substantial share sales; or where this amendment is bundled with other amendments which are clearly in shareholders’ interest.

Other Business

In connection with international proxies, vote in accordance with the Proxy Advisory Firm’s market-specific recommendations on management proposals for Other Business, generally AGAINST.

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